As filed with the U.S. Securities and Exchange Commission on June 25, 2024
File Nos. 333‑92935 and 811‑09729

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER

THE SECURITIES ACT OF 1933	☒
Post‑Effective Amendment No. 2,749	☒
and/or
REGISTRATION STATEMENT
UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 2,749	☒
(Check appropriate box or boxes)

iShares Trust
(Exact Name of Registrant as Specified in Charter)

c/o BlackRock Fund Advisors
400 Howard Street
San Francisco, CA 94105
(Address of Principal Executive Office) (Zip Code)
Registrant’s Telephone Number, including Area Code: (415) 670‑2000
The Corporation Trust Company
1209 Orange Street
Wilmington, DE 19801
(Name and Address of Agent for Service)

With Copies to:

MARGERY K. NEALE, ESQ. BENJAMIN J. HASKIN, ESQ. ANNE C. CHOE, ESQ. WILLKIE FARR & GALLAGHER LLP 787 SEVENTH AVENUE NEW YORK, NY 10019-6099	MARISA ROLLAND, ESQ. BLACKROCK FUND ADVISORS 400 HOWARD STREET SAN FRANCISCO, CA 94105

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b)
☒	On June 28, 2024 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On (date) pursuant to paragraph (a)(2)
If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

June 28, 2024

2024 Prospectus
iShares Trust
• iShares 0-3 Month Treasury Bond ETF | SGOV | NYSE ARCA

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

ICE® is a trademark of ICE Data Indices, LLC or its affiliates and has been licensed for use for certain purposes by BlackRock Fund Advisors or its affiliates. iShares® and BlackRock® are registered trademarks of BlackRock Fund Advisors and its affiliates.
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iSHARES® 0-3 MONTH TREASURY BOND ETF
Ticker: SGOVStock Exchange: NYSE Arca
Investment Objective
The iShares 0-3 Month Treasury Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. Treasury bonds with remaining maturities of less than or equal to three months.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except: (i) the management fees, (ii) interest expenses, (iii) taxes, (iv) expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, (v) distribution fees or expenses, and (vi) litigation expenses and any extraordinary expenses.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)[1,2]
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[3]	Total Annual Fund Operating Expenses
0.09%	None	0.00%	0.09%

1
Operating expenses paid by BFA under the Investment Advisory Agreement exclude Acquired Fund Fees and Expenses, if any.
2
The expense information in the table has been restated to reflect current fees.
3
The amount rounded to 0.00%.
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Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$9	$29	$51	$115
Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to track the investment results of the ICE® 0-3 Month US Treasury Securities Index (the “Underlying Index”), which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of less than or equal to three months. As of February 29, 2024, there were 37 components in the Underlying Index.
The Underlying Index is market value weighted based on amounts outstanding of issuances consisting of publicly issued U.S. Treasury securities that have a remaining term to final maturity of less than or equal to three months as of the rebalance date and $1 billion or more of outstanding face value, excluding amounts held by the Federal Reserve System Open Market Account. In addition, the securities in the Underlying Index must have a fixed coupon schedule and be denominated in U.S. dollars. Excluded from the Underlying Index are inflation-linked securities and zero-coupon bonds that have been stripped from coupon-paying bonds (e.g., Separate Trading of Registered Interest and Principal of Securities). However, the amounts outstanding of qualifying coupon securities in the Underlying Index are not reduced by any individual components of such securities (i.e., coupon or principal) that have been stripped after inclusion in the Underlying Index. The Underlying Index is rebalanced on the last calendar day of each month.
The Underlying Index does not provide for the reinvestment of cash flows from coupon payments or the proceeds of maturing component securities between rebalance dates. Consequently, the Fund may hold money market instruments.
BFA uses an indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to
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“beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of an applicable underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market value and industry weightings), fundamental characteristics (such as return variability, duration (i.e., a security's price sensitivity to a change in interest rates), maturity or credit ratings and yield) and liquidity measures similar to those of an applicable underlying index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund will invest at least 80% of its assets in the component securities of the Underlying Index, and the Fund will invest at least 90% of its assets in U.S. Treasury securities that BFA believes will help the Fund track the Underlying Index. The Fund will invest no more than 10% of its assets in futures, options and swaps contracts that BFA believes will help the Fund track the Underlying Index. Cash and cash equivalent investments associated with a derivative position will be treated as part of that position for the purposes of calculating the percentage of investments included in the Underlying Index. The Fund seeks to track the investment results of the Underlying Index before fees and expenses of the Fund.
The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of any collateral received).
The Underlying Index is sponsored by ICE Data Indices, LLC (the “Index Provider” or “IDI”), which is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective. Certain key risks are prioritized below (with others following in alphabetical order), but the relative significance of any risk is difficult to predict and may change over time. You should review each risk factor carefully.
U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide
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relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline.
Interest Rate Risk. Interest rate risk refers to fluctuations in the value of a fixed-income security due to changes in the general level of interest rates. An increase in interest rates generally will cause the value of fixed-income securities to decline. Securities with longer maturities generally are more sensitive to interest rate changes and subject to greater fluctuations in value. Changes in interest rates may have unpredictable effects on fixed-income markets and result in heightened market volatility and lower liquidity for certain instruments, all of which may adversely affect the Fund’s performance. Interest rate changes can be sudden and unpredictable and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for fixed-income securities.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, pandemics or other public health issues, recessions, the prospect or occurrence of a sovereign default or other financial crisis, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.
Index-Related Risk. The Index Provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor BFA can offer assurances that the Index Provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the Index Provider may not identify or correct them promptly or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider and could cause the Index Provider to postpone a scheduled rebalance. This could cause the Underlying Index to vary from its normal or expected composition.
Asset Class Risk. The securities and other assets in the Underlying Index or in the Fund’s portfolio may underperform in comparison to financial markets generally, a particular financial market, another index, or other asset classes.
Authorized Participant Concentration Risk. An “Authorized Participant” is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows the Authorized Participant to place orders for the purchase and redemption of creation units (“Creation Units”). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund.
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There are a limited number of institutions that may act as Authorized Participants for the Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in creation or redemption transactions. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for the Fund and no other Authorized Participant places orders, Fund shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities or other assets of one or more issuers, countries or other geographic units, markets, industries, project types, or asset classes.
Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund, its adviser, distributor, Index Provider, other service providers, counterparties, or issuers of assets in which the Fund invests may cause disruptions that negatively impact the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. The Fund cannot control the cybersecurity plans and systems of its service providers, counterparties, and other third parties whose activities affect the Fund.
Income Risk. The Fund's income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds.
Issuer Risk. The performance of the Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value of securities or other assets may decline, or perform differently from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.
Management Risk. The Fund is not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets. As the Fund will not fully replicate the Underlying Index and may hold securities or other assets not included in the Underlying Index, it is subject to the risk that the investment strategy of BFA may not produce the intended results. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares (including
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through a trading halt), losses from trading in secondary markets, periods of high volatility, and disruptions in the process of creating and redeeming Fund shares. Any of these factors, among others, may lead to the Fund’s shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund shares.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Risk of Investing in the U.S. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
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Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns for 1 year and since inception compare with the Underlying Index. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. If BFA had not waived certain Fund fees during certain periods, the Fund's returns would have been lower.
Calendar Year by Year Returns1

1
The Fund’s year-to-date return as of March 31, 2024 was 1.32%.
The best calendar quarter return during the periods shown above was 1.36% in the 4th quarter of 2023; the worst was 0.00% in the 4th quarter of 2021.
Updated performance information, including the Fund’s current NAV, may be obtained by visiting our website at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).
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Average Annual Total Returns
(for the periods ended December 31, 2023)
	One Year	Since Fund Inception
(Inception Date: 5/26/2020)
Return Before Taxes	5.13%	1.86%
Return After Taxes on Distributions[1]	3.07%	1.13%
Return After Taxes on Distributions and Sale of Fund Shares[1]	3.01%	1.11%
ICE 0-3 Month US Treasury Securities Index[2] (Index returns do not reflect deductions for fees, expenses, or taxes)	4.03%	1.46%

1
After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.
2
Index returns through February 28, 2021 reflect the 3pm pricing variant of the ICE 0-3 Month US Treasury Securities Index. Index returns from March 1, 2021 through November 30, 2023 reflect the performance of the 4pm pricing variant of the ICE 0-3 Month US Treasury Securities Index. Index returns beginning on December 1, 2023 reflect the performance of the standard pricing variant of the ICE 0-3 Month US Treasury Securities Index, which now utilizes pricing as of 4pm, and resulted in a discontinuation of the 4pm pricing variant.
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Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro and Karen Uyehara (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Ms. Uyehara have been Portfolio Managers of the Fund since 2020 and 2021, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA, in which case, your distributions generally will be taxed when withdrawn. Certain states and localities may exempt from tax distributions attributable to interest from U.S. federal government obligations. Please consult your personal tax advisor.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.
ETFs are funds that trade like other publicly traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents an ownership interest in an underlying portfolio of securities and other instruments intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants and only in aggregations of a specified number of shares (“Creation Units”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
An index is a financial calculation, based on a grouping of financial instruments, and is not an investment product, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary for a number of reasons, including but not limited to, transaction costs, asset valuations, timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from the Fund's use of representative sampling or from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index. From time to time, the Index Provider may make changes to the methodology or other adjustments to the Underlying Index. Unless otherwise determined by BFA, any such change or adjustment will be reflected in the calculation of the Underlying Index performance on a going-forward basis after the effective date of such change or adjustment. Therefore, the Underlying Index performance shown for periods prior to the effective date of any such change or adjustment will generally not be recalculated or restated to reflect such change or adjustment.
Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
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The Fund may borrow as a temporary measure for extraordinary or emergency purposes, including to meet redemptions or to facilitate the settlement of securities or other transactions. The Fund does not intend to borrow money in order to leverage its portfolio.
An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
The Fund's investment objective and the Underlying Index may be changed without shareholder approval.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments. The order of the below risk factors does not indicate the significance of any particular risk factor. The Fund discloses its portfolio holdings daily at www.iShares.com.
Asset Class Risk. The securities and other assets in the Fund’s portfolio or its Underlying Index may underperform in comparison to other indexes that track, or assets that represent, other countries or geographic units, industries, markets, market segments, or asset classes. Various types of securities, other assets and indexes may experience cycles of outperformance and underperformance in comparison to financial markets generally. This divergence may be due to a number of factors including, among other things, inflation, interest rates, productivity, global demand for local products or resources, and regulation and governmental controls. This may cause the Fund to underperform other investment vehicles that invest in different asset classes.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. There are a limited number of institutions that may act as Authorized Participants for the Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in creation or redemption transactions. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for the Fund and no other Authorized Participant places orders, Fund shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for a Fund that invests in securities issued by non-U.S. issuers or instruments with lower trading volume. Such assets often entail greater settlement and operational complexity and higher capital costs for Authorized Participants, which may limit the number of Authorized Participants that engage with the Fund.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities or other assets of one or more issuers, countries or other geographic units, markets, industries, project types, or asset classes. A Fund with investment
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concentration may be more adversely affected by the underperformance of those assets, may experience greater price volatility and may be more susceptible to adverse economic, market, political or regulatory impacts on those assets compared to a fund that does not concentrate its investments.
Cybersecurity Risk. The Fund and entities that interact with the Fund are susceptible to operational, information security and related cybersecurity risks, both directly and through their service providers. These entities include, but are not limited to, the Fund’s adviser, distributor, other service providers (e.g., index and benchmark providers, accountants, custodians, transfer agents and administrators), counterparties, market makers, Authorized Participants, listing exchanges, other financial market operators, and governmental authorities. Cybersecurity risks are also present for issuers of securities or other assets in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such issuers to lose value. Cyber incidents can result from deliberate attacks or unintentional events. They include, but are not limited to, gaining unauthorized access to systems, misappropriating assets or sensitive information, corrupting or destroying data, and causing operational disruption. Geopolitical tensions may increase the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing.
Cybersecurity incidents may cause disruptions and impact business operations and may result in any of the following: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and other legal and compliance expenses. In addition, cyber incidents may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the Fund’s functioning inaccessible, inaccurate or incomplete. The Fund may incur substantial costs in order to resolve or prevent cyber incidents.
The Fund has established business continuity plans in the event of, and risk management systems to prevent, cyber incidents. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, that prevention and remediation efforts will not be successful or that cyber incidents will go undetected. Furthermore, the Fund cannot control the cybersecurity plans and systems of its service providers, counterparties, and other third parties whose activities affect the Fund. The Fund and its shareholders could be negatively impacted as a result.
Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds
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as bonds in its portfolio mature or are near maturity, or bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds. The Index Provider’s substitution of bonds in the Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index’s stated maturity guidelines.
Index-Related Risk. The Fund seeks to achieve a return that corresponds generally to the price and yield performance, before fees and expenses, of its Underlying Index as published by the Index Provider. There is no assurance that the Index Provider or its agents will construct or calculate the Underlying Index accurately. While the Index Provider describes what the Underlying Index is designed to achieve, neither the Index Provider nor its agents provide any warranty or accept any liability regarding the quality, accuracy or completeness of the Underlying Index or its related data, and they do not guarantee that the Underlying Index will be in line with the Index Provider’s methodology. BFA also does not provide any warranty or guarantee against the Index Provider’s or any agent’s errors.
The Index Provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor BFA can offer assurances that the Index Provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the Index Provider may not identify or correct them promptly or at all, particularly for indexes that are less commonly used as benchmarks. In addition, there may be heightened risks associated with the adequacy and reliability of information about emerging markets constituents, as such markets may have less information available or less regulatory oversight. Errors related to the Underlying Index may negatively or positively impact the Fund and its shareholders. For example, if the Underlying Index contains incorrect constituents, the Fund will have exposure to such constituents and will be underexposed to the Underlying Index’s other constituents. Shareholders should understand that any gains from the Index Provider’s errors will be kept by the Fund and its shareholders and any losses or costs from such errors will be borne by the Fund and its shareholders.
Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider and could cause the Index Provider to postpone a scheduled rebalance to the Underlying Index. This could cause the Underlying Index to vary from its normal or expected composition. If a scheduled rebalance is postponed, index constituents that would otherwise be removed at the rebalance (due to, for example, changes in market capitalization or issuer credit ratings) may remain, causing the performance and constituents of the Underlying Index to vary from those expected under normal conditions. In addition, to the extent circumstances evolve between periodic index reviews and reconstitutions, the Underlying Index may include constituents that do not align with its objective or selection criteria, and the Fund tracking the Underlying Index may be similarly affected.
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In addition to scheduled rebalances, the Index Provider or its agents may carry out ad hoc index rebalances due to reaching certain weighting constraints, unusual market conditions, corporate events, or corrections of errors. The Fund will in turn rebalance its portfolio to attempt to increase the correlation between the portfolio and the Underlying Index. The Fund and its shareholders will directly bear any transaction costs and market exposure from such portfolio rebalancing. Therefore, index-related errors and ad hoc rebalances may increase the Fund’s costs and tracking error.
Interest Rate Risk. Changes in interest rates may have unpredictable effects on fixed-income markets and result in heightened market volatility and lower liquidity for certain instruments, all of which may adversely affect the Fund’s performance. Interest rate changes can be sudden and unpredictable and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for fixed-income securities.
When interest rates rise, the value of fixed-income securities or other instruments sensitive to interest rates typically decreases. A measure that investors commonly use to determine this price sensitivity is called duration. Fixed-income securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. For example, if a bond has a duration of five years and interest rates rise, the price of the bond will likely decline by a greater percentage than for a bond with a one-year duration. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer duration, rising interest rates may cause the value of the Fund’s investments to decline significantly, which would adversely affect the value of the Fund. Changes in prevailing interest rates, particularly sudden and significant changes, may lead to fluctuations in the value of floating rate debt securities, as the rates for those securities typically reset only periodically. In addition, decreases in market-making capacity for fixed-income dealers may lead to lower trading volume, heightened volatility, wider bid-ask spreads and less transparent pricing in certain fixed-income markets.
During periods of very low or negative interest rates, a Fund may be unable to maintain positive returns or pay dividends to shareholders. Under certain market conditions when interest rates are set at low levels and the market prices of portfolio securities have increased, a Fund may have a very low or even negative yield, which would cause the Fund to lose money in certain conditions and time periods.
Issuer Risk. The performance of a Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value of securities or other assets may decline, or perform differently from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.
Management Risk. The Fund is not actively managed and invests in securities or other assets included in, or representative of, its Underlying Index, regardless of their investment merits. The Fund may be affected by a general decline in market segments related to its Underlying Index, and BFA generally does not attempt to invest the Fund’s assets in defensive positions under any market conditions, including declining markets. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track its
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Underlying Index. Because BFA uses a representative sampling indexing strategy, the Fund will not fully replicate its Underlying Index and may hold securities or other assets not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment strategy, whose implementation is subject to a number of constraints, may not produce the intended results. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of its Underlying Index or that the Fund will achieve its investment objective.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a financial instrument or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the particular instrument or asset, or factors that affect one or more issuers, counterparties, exchanges, countries or other geographic units, markets, industries, or asset classes. Local, regional or global events such as war, acts of terrorism, pandemics or other public health issues, recessions, the prospect or occurrence of a sovereign default or other financial crisis, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV. Changes in market and economic conditions generally do not have the same impact on all types of instruments and assets.
Market Trading Risk. The Fund faces numerous market trading risks, any of which may lead to its shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to the NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund shares.
Absence of an Active Primary Market. Although Fund shares are listed for trading on one or more stock exchanges, there can be no assurance that an active primary trading market for Fund shares will develop or be maintained by market makers or Authorized Participants.
Secondary Listing Risks. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. Fund shares also may be available to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for exchange listing or market trading. The Fund’s shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information that is available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to create or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or
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discounts to NAV than might be experienced at times when the Fund accepts creation and redemption orders. Securities held by the Fund may be traded in markets that close at a different time than an exchange on which Fund shares are traded. Liquidity in those securities may be reduced after the applicable closing time. As a result, during the time when the exchange is open but after the applicable market closing, fixing or settlement time, there may be wider bid/ask spreads on the exchange and a greater premium or discount to NAV.
In stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, and an investor may be unable to sell their Fund shares.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or for other reasons. In times of extraordinary market volatility, Fund shares may be subject to trading halts pursuant to “circuit breaker” rules of a stock exchange or market. If there is a trading halt or unanticipated closure of an exchange or market, an investor may be unable to purchase or sell Fund shares. In addition, if trading in certain securities or financial instruments is restricted, this may disrupt the Fund’s creation/redemption process, affect the price at which Fund shares trade in the secondary market, and result in the Fund being unable to trade certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio or accurately price its portfolio holdings and may incur substantial trading losses.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short. In addition, trading activity in derivative products based on the Fund may lead to increased trading volume and volatility in the secondary market for the shares of the Fund.
Fund Shares May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s portfolio holdings. The trading price of the Fund’s shares fluctuates throughout trading hours based on both market supply of and demand for Fund shares and the underlying value of the Fund’s portfolio holdings or NAV. As a result, the trading prices of the Fund’s shares may deviate significantly from NAV during times of market volatility, significant redemption requests, or other unusual market conditions
However, because Fund shares can be created and redeemed in Creation Units at NAV, BFA believes that large discounts or premiums to the Fund’s NAV are not likely to be sustained over the long term (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs). While the creation/redemption feature is designed to make it more likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or other market participants, and during periods of significant market volatility, may result in trading prices for shares of the Fund that
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differ significantly from its NAV. Authorized Participants may be less willing to create or redeem the Fund’s shares if there is a lack of an active market for such shares or the Fund’s underlying investments, which may contribute to the Fund’s shares trading at a premium or discount to NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling Fund shares through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “spread,” which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The spread varies over time for Fund shares based on trading volume and market liquidity. It is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. Increased market volatility also may cause wider spreads. In addition, there may be regulatory and other charges that are incurred as a result of trading activity. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results, and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Risk of Investing in the U.S. Investing in U.S. issuers involves legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. A decrease in imports or exports, changes in trade regulations, inflation, an economic recession, financial system stress, or political turmoil, among other risks, may have an adverse effect on the U.S. economy and the securities listed on U.S. exchanges. The U.S. is also subject to the risk of natural disasters, such as droughts, earthquakes, fires and floods. U.S. security risks include acts of terrorism, internal unrest and a deterioration in relations between the U.S. and certain countries. Any of these may adversely affect the U.S. economy, financial markets or issuers.
Governmental agencies project that the U.S. will maintain elevated public debt levels for the foreseeable future. Although elevated debt levels do not necessarily indicate or cause economic problems, the costs of servicing such debt may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for
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loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. BlackRock Institutional Trust Company, N.A. (“BTC”), which is the securities lending agent for the iShares/BlackRock ETFs, will take into account the tax impact to Fund shareholders of substitute payments for dividends when managing the securities lending program.
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline. U.S. Treasury securities are rated AA+ by S&P Global Ratings. A downgrade of the rating of U.S. Treasury securities may cause the value of the Fund's U.S. Treasury obligations to decline. Because U.S. government debt obligations are often used as a benchmark for other borrowing arrangements, a downgrade could also result in higher interest rates for a range of borrowers, cause disruptions in the international bond markets and have a substantial adverse effect on the U.S. and global economy.
A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and lead the government to issue additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that the U.S. government will not be able to make principal or interest payments when they are due. If market participants determine that U.S. sovereign debt levels have become unsustainable, the value of the U.S. dollar could decline, thus increasing inflationary pressures, particularly with respect to services outsourced to non-U.S. providers and imported goods and constrain or prevent the U.S. government from implementing effective countercyclical fiscal policy in economic downturns. Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period that shareholders own shares of the Fund. Notwithstanding that U.S. Treasury obligations are backed by the full faith and credit of the United States, circumstances could arise that could prevent the timely payment of interest or principal, such as reaching the legislative “debt ceiling.” Such non-payment would
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result in losses to the Fund and substantial negative consequences for the U.S. economy and the global financial system.
A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies. The order of the below risk factors does not indicate the significance of any particular risk factor.
Borrowing Risk. Borrowing may exaggerate changes in a Fund’s NAV and in the return on its portfolio. A Fund that borrows will incur interest expenses and other fees, which may reduce the Fund’s return. Borrowing may also cause a Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.
Close-Out Risk for Qualified Financial Contracts. Regulations adopted by global prudential regulators require counterparties that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent a Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and also prohibit a Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit risk and other risks to a Fund.
Illiquid Investments Risk. The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and any security or instrument held by the Fund may be deemed an illiquid investment pursuant to the Fund’s liquidity risk management program. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. An investment may be illiquid due to, among other things, the reduced number and capacity of traditional market participants to make a market in securities or instruments or the lack of an active market for such securities or instruments. To the extent that the Fund invests in securities or instruments with substantial market and/or credit risk, the Fund will tend to have increased exposure to the risks associated with illiquid investments. Illiquid investments may be harder to value, especially in changing markets. Although the Fund primarily seeks to redeem shares of the Fund on an in-kind basis, if the Fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the
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Fund may be greater than normal. Other market participants may be attempting to liquidate holdings at the same time as the Fund, causing increased supply of the Fund’s underlying investments in the market and contributing to illiquid investments risk and downward pricing pressure. In addition, if the Fund is limited in its ability to sell illiquid investments during periods when shareholders are redeeming their shares, the Fund will need to sell liquid securities to meet redemption requests and illiquid securities will become a larger portion of the Fund’s holdings. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund's NAV.
Large Shareholder and Large-Scale Redemption Risk. Certain shareholders of the Fund, including an Authorized Participant, a third-party investor, the Fund’s adviser, an affiliate of the Fund’s adviser, a market maker, or another entity, may from time to time own or manage a substantial amount of Fund shares or may hold their investment in the Fund for a limited period of time. These shareholders may also pledge or loan Fund shares (to secure financing or otherwise), which may result in the shares becoming concentrated in another party. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment or that the size of the Fund would be maintained. Redemptions of a large number of Fund shares may adversely affect the Fund’s liquidity and net assets. To the extent the Fund permits redemptions in cash, these redemptions may force the Fund to sell portfolio securities or other assets when it might not otherwise do so, which may negatively impact the Fund’s NAV, have a material effect on the market price of Fund shares, increase the Fund’s brokerage costs, accelerate the realization of taxable income and/or capital gains, and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such tax year. The Fund also may be required to sell its more liquid investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price.
To the extent these large shareholders transact in Fund shares on the secondary market, such transactions may account for a large percentage of the trading volume for Fund shares and may, therefore, have a material upward or downward effect on the market price of the shares. In addition, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, diluting its investment returns.
Threshold/Underinvestment Risk. If certain aggregate and/or fund-level ownership thresholds are reached through transactions undertaken by BFA, its affiliates or the Fund, or as a result of third-party transactions or actions by an issuer or regulator, the ability of BFA and its affiliates on behalf of clients (including the Fund) to purchase or dispose of investments, exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. The capacity of the Fund to invest in certain securities or other assets may be affected by the relevant threshold limits, and such limitations may have adverse effects on the liquidity and performance of the
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Fund’s portfolio holdings. To the extent a Fund tracks an index, such limits may increase the risk of the Fund being underinvested in an asset relative to its Underlying Index and increase the risk of tracking error.
For example, ownership limits may apply to securities whose issuers operate in certain regulated industries or in certain international markets. Such limits also may apply where the investing entity (such as the Fund) is subject to corporate or regulatory ownership restrictions or invests in certain futures or other derivative transactions. In certain circumstances, aggregate and/or fund-level amounts invested or voted by BFA and its affiliates for their proprietary accounts and for client accounts (including the Fund) may not exceed the relevant limits without the grant of a license or other regulatory or corporate consent. In other cases, exceeding such thresholds may cause BFA and its affiliates, the Fund or other client accounts to suffer disadvantages or business restrictions.
Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The Fund discloses its portfolio holdings daily at www.iShares.com. Fund fact sheets providing information regarding the Fund's top holdings are posted on www.iShares.com when available and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Fund. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, and litigation expenses and any extraordinary expenses (as determined by a majority of the Trustees who are not “interested persons” of the Trust). Operating expenses paid by BFA under the Investment Advisory Agreement exclude Acquired Fund Fees and Expenses, if any.
Effective June 28, 2024, BFA is paid a management fee from the Fund, as a percentage of the Fund's average daily net assets, at the annual rate of 0.09%. Prior to June 28, 2024, and for the fiscal year ended February 29, 2024, BFA was paid a management fee from the Fund, as a percentage of the Fund's average daily net assets, net of any applicable waivers, at the annual rate of 0.06%.
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Effective June 30, 2023, BFA contractually agreed to waive a portion of its management fee so that the Fund's total annual fund operating expenses after fee waiver would not exceed 0.07% through June 30, 2024. Prior to June 30, 2023, BFA contractually agreed to waive a portion of its management fee so that the Fund's total annual fund operating expenses after the fee waiver did not exceed 0.05%. In addition, BFA may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”). As of March 31, 2024, BFA and its affiliates provided investment advisory services for assets of approximately $10.5 trillion. BFA and its affiliates trade and invest for their own accounts in the actual securities and types of securities in which the Fund may also invest, which may affect the price of such securities.
A discussion regarding the basis for the approval by the Trust's Board of Trustees (the “Board”) of the Investment Advisory Agreement with BFA is available in the Fund's Semi-Annual Report for the period ended August 31.
Portfolio Managers. James Mauro and Karen Uyehara are primarily responsible for the day-to-day management of the Fund. The Portfolio Managers are responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their respective portfolio management teams to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of their respective portfolio management teams who have more limited responsibilities.
James Mauro has been employed by BFA or its affiliates as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since 2020.
Karen Uyehara has been employed by BFA or its affiliates as a senior portfolio manager since 2010. Prior to that, Ms. Uyehara was a portfolio manager at Western Asset Management Company (WAMCO). Ms. Uyehara has been a Portfolio Manager of the Fund since 2021.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. JPMorgan Chase Bank, N.A. is the administrator, custodian and transfer agent for the Fund.
Conflicts of Interest. The investment activities of BFA and its affiliates (including BlackRock and its subsidiaries (collectively, the “Affiliates”)), and their respective directors, officers or employees, in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and its Affiliates provide investment management services to other funds and discretionary managed accounts that may follow investment programs similar to that of the Fund. BFA and its Affiliates are
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involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more Affiliates act, or may act, as an investor, research provider, investment manager, commodity pool operator, commodity trading advisor, financier, underwriter, adviser, trader, lender, index provider, agent and/or principal, and have other direct and indirect interests in securities, currencies, commodities, derivatives and other instruments in which the Fund may directly or indirectly invest. The Fund may invest in securities of, or engage in other transactions with, companies with which an Affiliate has significant debt or equity investments or other interests. The Fund may also invest in issuances (such as structured notes) by entities for which an Affiliate provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. The Fund also may invest in securities of, or engage in other transactions with, companies for which an Affiliate provides or may in the future provide research coverage. An Affiliate may have business relationships with, and purchase or distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund. This may include transactions in securities issued by other open-end and closed-end investment companies (which may include investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”)). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate having positions in certain securities that are senior or junior to, or have interests different from or adverse to, the securities that are owned by the Fund.
Neither BlackRock nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. The results of the Fund's investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by BlackRock or an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
In addition, the Fund may, from time to time, enter into transactions in which BFA or an Affiliate or its or their directors, officers, employees or clients have an adverse interest. Furthermore, transactions undertaken by clients advised or managed by BFA or its Affiliates may adversely impact the Fund. Transactions by one or more clients or by BFA or its Affiliates or their directors, officers or employees may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
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The Fund's activities may be limited because of regulatory restrictions applicable to BFA or one or more Affiliates and/or their internal policies designed to comply with such restrictions.
Under a securities lending program approved by the Board, the Fund has retained BTC, an Affiliate of BFA, to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the securities lending agent will receive a fee from the Fund based on the returns earned on the Fund’s lending activities, including investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
Under an ETF Services Agreement, the Fund has retained BlackRock Investments, LLC (the “Distributor” or “BRIL”), an Affiliate of BFA, to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units of the Fund (“ETF Services”). BRIL will retain a portion of the standard transaction fee received from Authorized Participants on each creation or redemption order from the Authorized Participant for the ETF Services provided. BlackRock collaborated with, and received payment from, Citibank, N.A. (“Citibank”) on the design and development of the ETF Services platform. Citibank may have, or from time to time may develop, additional relationships with BlackRock or funds managed by BFA and its affiliates.
It is also possible that, from time to time, BlackRock and/or its advisory clients (including other funds and separately managed accounts) may, subject to compliance with applicable law, purchase and hold shares of the Fund. The price, availability, liquidity, and (in some cases) expense ratio of the Fund may be impacted by purchases and sales of the Fund by BlackRock and/or its advisory clients.
The activities of BFA and its Affiliates and their respective directors, officers or employees may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Trust does not impose any minimum investment
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for shares of the Fund purchased on an exchange or otherwise in the secondary market. The Fund's shares trade under the ticker symbol “SGOV.”
Buying or selling Fund shares on an exchange or other secondary market involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you may incur a brokerage commission and other charges. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The Fund's spread may also be impacted by the liquidity or illiquidity of the underlying securities held by the Fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities.
The Fund does not impose restrictions on the frequency of purchases and redemptions of Fund shares directly with the Fund. The Board determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of Fund shares because the Fund generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. However, the Fund has taken certain measures (e.g., imposing transaction fees on purchases and redemptions of Creation Units and reserving the right to reject purchases of Creation Units under certain circumstances) to minimize the potential consequences of frequent cash purchases and redemptions by Authorized Participants, such as increased tracking error, disruption of portfolio management, dilution to the Fund, and/or increased transaction costs. Further, the vast majority of trading in Fund shares occurs on the secondary market, which does not involve the Fund directly, and such trading is unlikely to cause many of the harmful effects of frequent cash purchases or redemptions of Fund shares.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.
Section 12(d)(1) of the 1940 Act generally restricts investments by investment companies, including foreign and unregistered investment companies, in the securities of other investment companies. For example, a registered investment company (the “Acquired Fund”), such as the Fund, may not knowingly sell or otherwise dispose of any security issued by the Acquired Fund to any investment company (the “Acquiring Fund”) or any company or companies controlled by the Acquiring Fund if, immediately after such sale or disposition: (i) more than 3% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and any company or companies controlled by the Acquiring Fund, or (ii) more than 10% of the total outstanding voting
16

stock of the Acquired Fund is owned by the Acquiring Fund and other investment companies and companies controlled by them. However, registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) in reliance on Rule 12d1-4 under the 1940 Act, the registered investment company must, among other things, enter into an agreement with the Trust. Foreign investment companies are permitted to invest in the Fund only up to the limits set forth in Section 12(d)(1), subject to any applicable SEC no-action relief.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of, and holds legal title to, all outstanding shares of the Fund.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as the supply of and demand for ETF shares and underlying securities held by the Fund, economic conditions and other factors.
Determination of Net Asset Value. The NAV of the Fund normally is determined twice daily Monday through Friday, generally as of 12:00 p.m., Eastern time and as of the close of regular trading hours of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund is determined pursuant to BFA’s valuation policies and procedures. BFA has been designated by the Board as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act.
The Fund values fixed-income portfolio securities using last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Fund's approved independent third-party pricing services, each in accordance with BFA's valuation policies and procedures. Pricing services may use
17

matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller odd lot sizes. Odd lots often trade at lower prices than institutional round lots. An amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless BFA determines in good faith that such method does not represent fair value.
Generally, trading in non-U.S. securities and money market instruments is substantially completed each day at various times prior to the close of regular trading hours of the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, BFA will fair value the Fund’s investments in accordance with its policies and procedures. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of trading or other reasons, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, when there is a significant event subsequent to the most recent market quotation, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available. A “significant event” is deemed to occur if BFA determines, in its reasonable business judgment prior to or at the time of pricing the Fund’s assets or liabilities, that the event is likely to cause a material change to the last exchange closing price or closing market price of one or more assets held by, or liabilities of, the Fund.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
Dividends and Distributions.
General Policies. Dividends from net investment income, if any, generally are declared and paid at least once a year by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
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Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Note on Tax Information. The following sections summarize some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Certain states and localities may exempt from tax distributions attributable to interest from U.S. federal government obligations. Consult your personal tax advisor about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, in which case your distributions generally will be taxable when withdrawn, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Long-term capital gains are eligible for taxation at a maximum rate of 15% or 20% for non-corporate shareholders, depending on whether their income exceeds certain threshold amounts. Distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married and filing jointly) and of estates and trusts. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a
19

return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
If you are neither a resident nor a citizen of the U.S. or if you are a non-U.S. entity (other than a pass-through entity to the extent owned by U.S. persons), the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.
Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information concerning their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership, unless certain exceptions apply.
If you are a resident or a citizen of the U.S., by law, backup withholding at a 24% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes When Shares Are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from
20

capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. Each “creator” or authorized participant (an “Authorized Participant”) has entered into an agreement with the Fund's Distributor, an affiliate of BFA. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units.
A creation transaction, which is subject to acceptance by the Distributor and the Fund, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities, assets or other positions (a “creation basket”), and an amount of cash (including any cash representing the value of substituted securities, assets or other positions), if any, which together approximate the holdings of the Fund in exchange for a specified number of Creation Units. Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities, assets or other positions (a “redemption basket”) held by the Fund and an amount of cash (including any portion of such securities for which cash may be substituted). The Fund may, in certain circumstances, offer Creation Units partially or solely for cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. Creation and redemption baskets may differ and the Fund will accept “custom baskets.” More information regarding custom baskets is contained in the Fund's SAI.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
Only an Authorized Participant may create or redeem Creation Units with the Fund. Authorized Participants may create or redeem Creation Units for their own accounts or for customers, including, without limitation, affiliates of the Fund.
In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined in Rule 144A under the 1933 Act, will not be able to receive restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a
21

DTC participant that has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
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Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 50 Hudson Yards, New York, NY 10001.
BFA or its affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, data provision services, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments or other financial incentives it is eligible to receive. Therefore, such payments or other financial incentives offered or made to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its affiliates.
23

Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)

	iShares 0-3 Month Treasury Bond ETF
	Year Ended 02/29/24	Year Ended 02/28/23	Year Ended 02/28/22	Period From 05/26/20(a) to 02/28/21
Net asset value, beginning of period	$100.41	$100.02	$100.01	$100.01
Net investment income(b)	5.26	2.81	0.04	0.05
Net realized and unrealized loss(c)	(0.06)	(0.57)	0.00	0.00 (d)
Net increase from investment operations	5.20	2.24	0.04	0.05
Distributions from net investment income(e)	(4.95)	(1.85)	(0.03)	(0.05)
Net asset value, end of period	$100.66	$100.41	$100.02	$100.01
Total Return(f)
Based on net asset value	5.32%	2.25%	0.04%	0.05%(g)
Ratios to Average Net Assets(h)
Total expenses	0.12%	0.12%	0.12%	0.12%(i)
Total expenses after fees waived	0.06%	0.04%	0.03%	0.03%(i)
Net investment income	5.24%	2.81%	0.04%	0.07%(i)
Supplemental Data
Net assets, end of period (000)	$18,521,058	$8,122,928	$1,865,428	$735,108
Portfolio turnover rate(j)	0%(k)	0%	0%	326%
(a)Commencement of operations.
(b)Based on average shares outstanding.
(c)The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)Rounds to less than $0.01.
(e)Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)Where applicable, assumes the reinvestment of distributions.
(g)Not annualized.
(h)Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(i)Annualized.
(j)Portfolio turnover rate excludes in-kind transactions, if any.
(k)Portfolio turnover rate presented in the previously issued financial statements for the year-ended 2/29/24 of 584% has been revised to remove the impact from short-term securities included in error, which the Fund determined was immaterial to the previously issued financial statements.

24

Index Provider
The Underlying Index is owned, maintained and administered by IDI. IDI is not affiliated with the Trust, BFA, the Distributor or any of their respective affiliates.
BFA or its affiliates have entered into a license agreement with the Index Provider to use the Underlying Index. BFA, or its affiliates, sublicenses rights in the Underlying Index to the Trust at no charge.
Disclaimers
ICE® is a trademark of IDI or its affiliates and has been licensed, along with the Underlying Index, for use by BlackRock, Inc. and its affiliates (“BlackRock”) in connection with the Fund. Neither BlackRock, Inc., the Trust nor the Fund, as applicable, is sponsored, endorsed, sold or promoted by IDI, its affiliates or its third party suppliers (“IDI and its Suppliers”). IDI and its Suppliers make no representations or warranties regarding the advisability of investing in securities generally, in the Fund particularly, the Trust or the ability of the Underlying Index to track general market performance. IDI’s only relationship to BlackRock is the licensing of certain trademarks and trade names and the Underlying Index or components thereof. The Underlying Index is determined, composed and calculated by IDI without regard to BlackRock or the Fund or its holders. IDI has no obligation to take the needs of BlackRock or the holders of the Fund into consideration in determining, composing or calculating the Underlying Index. IDI is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be priced, sold, purchased, or redeemed. Except for certain custom index calculation services, all information provided by IDI is general in nature and not tailored to the needs of BlackRock or any other person, entity or group of persons. IDI has no obligation or liability in connection with the administration, marketing, or trading of the Fund. IDI is not an investment adviser. Inclusion of a security within an index is not a recommendation by IDI to buy, sell, or hold such security, nor is it considered to be investment advice.
IDI AND ITS SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE UNDERLYING INDEX, INDEX DATA AND ANY INFORMATION INCLUDED IN, RELATED TO, OR DERIVED THEREFROM (“INDEX DATA”). IDI AND ITS SUPPLIERS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE UNDERLYING INDEX AND THE INDEX DATA, WHICH ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK.
The past performance of the Underlying Index is not a guide to future performance. BFA and its affiliates do not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA
25

and its affiliates shall have no liability for any errors, omissions or interruptions therein. BFA and its affiliates make no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA or its affiliates have any liability for any special, punitive, direct, indirect, consequential or any other damages (including lost profits), even if notified of the possibility of such damages.
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Want to know more?
iShares.com  | 1-800-474-2737
Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at www.iShares.com. Copies of the Prospectus, SAI, shareholder reports and other information, as applicable and when available, can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is, or will be, available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual Report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 1 University Square Drive, Princeton, NJ 08540
Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
©2024 BlackRock, Inc. All rights reserved. iSHARES® and BLACKROCK®are registered trademarks of BFA and its affiliates. All other marks are the property of their respective owners.
Investment Company Act File No.: 811-09729
IS-P-SGOV-0624

June 28, 2024

2024 Prospectus
iShares Trust
• iShares 1-3 Year Treasury Bond ETF | SHY | NASDAQ

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

ICE® is a trademark of ICE Data Indices, LLC or its affiliates and has been licensed for use for certain purposes by BlackRock Fund Advisors or its affiliates. iShares® and BlackRock® are registered trademarks of BlackRock Fund Advisors and its affiliates.
i

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iSHARES® 1-3 YEAR TREASURY BOND ETF
Ticker: SHYStock Exchange: Nasdaq
Investment Objective
The iShares 1-3 Year Treasury Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. Treasury bonds with remaining maturities between one and three years.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except: (i) the management fees, (ii) interest expenses, (iii) taxes, (iv) expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, (v) distribution fees or expenses, and (vi) litigation expenses and any extraordinary expenses.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)[1]
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[2]	Total Annual Fund Operating Expenses
0.15%	None	0.00%	0.15%

1
Operating expenses paid by BFA under the Investment Advisory Agreement exclude acquired fund fees and expenses, if any.
2
The amount rounded to 0.00%.
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$15	$48	$85	$192
S-1

Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 55% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to track the investment results of the ICE® U.S. Treasury 1-3 Year Bond Index (the “Underlying Index”), which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to one year and less than three years. As of February 29, 2024, there were 96 issues in the Underlying Index.
The Underlying Index consists of publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to one year and less than three years and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve System. In addition, the securities in the Underlying Index must be fixed-rate and denominated in U.S. dollars. Excluded from the Underlying Index are inflation-linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that have been stripped from coupon-paying bonds. The Underlying Index is market value weighted, and the securities in the Underlying Index are updated on the last business day of each month.
BFA uses an indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of an applicable underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market value and industry weightings), fundamental characteristics (such as return variability, duration (i.e., a security's price sensitivity to a change in interest rates), maturity or credit ratings and yield) and liquidity measures similar to those of an applicable underlying index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund will invest at least 80% of its assets in the component securities of the Underlying Index, and the Fund will invest at least 90% of its assets in U.S.
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Treasury securities that BFA believes will help the Fund track the Underlying Index. The Fund will invest no more than 10% of its assets in futures, options and swaps contracts that BFA believes will help the Fund track the Underlying Index. Cash and cash equivalent investments associated with a derivative position will be treated as part of that position for the purposes of calculating the percentage of investments included in the Underlying Index. The Fund seeks to track the investment results of the Underlying Index before fees and expenses of the Fund.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of any collateral received).
The Underlying Index is sponsored by ICE Data Indices, LLC (the “Index Provider” or “IDI”), which is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective. Certain key risks are prioritized below (with others following in alphabetical order), but the relative significance of any risk is difficult to predict and may change over time. You should review each risk factor carefully.
U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline.
Interest Rate Risk. Interest rate risk refers to fluctuations in the value of a fixed-income security due to changes in the general level of interest rates. An increase in interest rates generally will cause the value of fixed-income securities to decline. Securities with longer maturities generally are more sensitive to interest rate changes and subject to greater fluctuations in value. Changes in interest rates may have unpredictable effects on fixed-income markets and result in heightened market volatility and lower liquidity for certain instruments, all of which may adversely affect the Fund’s performance. Interest rate changes can be sudden and unpredictable and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for fixed-income securities.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, pandemics or other public health issues, recessions, the prospect
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or occurrence of a sovereign default or other financial crisis, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.
Index-Related Risk. The Index Provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor BFA can offer assurances that the Index Provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the Index Provider may not identify or correct them promptly or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider and could cause the Index Provider to postpone a scheduled rebalance. This could cause the Underlying Index to vary from its normal or expected composition.
Asset Class Risk. The securities and other assets in the Underlying Index or in the Fund’s portfolio may underperform in comparison to financial markets generally, a particular financial market, another index, or other asset classes.
Authorized Participant Concentration Risk. An “Authorized Participant” is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows the Authorized Participant to place orders for the purchase and redemption of creation units (“Creation Units”). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. There are a limited number of institutions that may act as Authorized Participants for the Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in creation or redemption transactions. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for the Fund and no other Authorized Participant places orders, Fund shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities or other assets of one or more issuers, countries or other geographic units, markets, industries, project types, or asset classes.
Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund, its adviser, distributor, Index Provider, other service providers, counterparties, or issuers of assets in which the Fund invests may cause disruptions that negatively impact the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems.
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The Fund cannot control the cybersecurity plans and systems of its service providers, counterparties, and other third parties whose activities affect the Fund.
Income Risk. The Fund's income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds.
Issuer Risk. The performance of the Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value of securities or other assets may decline, or perform differently from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.
Management Risk. The Fund is not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets. As the Fund will not fully replicate the Underlying Index and may hold securities or other assets not included in the Underlying Index, it is subject to the risk that the investment strategy of BFA may not produce the intended results. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares (including through a trading halt), losses from trading in secondary markets, periods of high volatility, and disruptions in the process of creating and redeeming Fund shares. Any of these factors, among others, may lead to the Fund’s shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund shares.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Risk of Investing in the U.S. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at
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all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
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Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns for 1, 5, and 10 years compare with the Underlying Index. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Calendar Year by Year Returns1

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The Fund’s year-to-date return as of March 31, 2024 was 0.23%.
The best calendar quarter return during the periods shown above was 2.79% in the 1st quarter of 2020; the worst was -2.49% in the 1st quarter of 2022.
Updated performance information, including the Fund’s current NAV, may be obtained by visiting our website at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).
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Average Annual Total Returns
(for the periods ended December 31, 2023)
	One Year	Five Years	Ten Years
(Inception Date: 7/22/2002)
Return Before Taxes	4.15%	1.14%	0.91%
Return After Taxes on Distributions[1]	2.88%	0.52%	0.41%
Return After Taxes on Distributions and Sale of Fund Shares[1]	2.44%	0.61%	0.48%
ICE U.S. Treasury 1-3 Year Bond Index[2] (Index returns do not reflect deductions for fees, expenses, or taxes)	4.23%	1.27%	1.04%

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After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.
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Index returns through March 31, 2016 reflect the performance of the Bloomberg U.S. 1-3 Year Treasury Bond Index. Index returns from April 1, 2016 through February 28, 2021 reflect the standard pricing variant of the ICE U.S. Treasury 1-3 Year Bond Index, which utilized pricing as of 3pm. Index returns from March 1, 2021 through November 30, 2023 reflect the performance of the 4pm pricing variant of the ICE U.S. Treasury 1-3 Year Bond Index. Index returns beginning on December 1, 2023 reflect the performance of the standard pricing variant of the ICE U.S. Treasury 1-3 Year Bond Index, which now utilizes pricing as of 4pm, and resulted in a discontinuation of the 4pm pricing variant.
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Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro and Karen Uyehara (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Ms. Uyehara have been Portfolio Managers of the Fund since 2011 and 2021, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA, in which case, your distributions generally will be taxed when withdrawn. Certain states and localities may exempt from tax distributions attributable to interest from U.S. federal government obligations. Please consult your personal tax advisor.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on The Nasdaq Stock Market LLC (“Nasdaq”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.
ETFs are funds that trade like other publicly traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents an ownership interest in an underlying portfolio of securities and other instruments intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants and only in aggregations of a specified number of shares (“Creation Units”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
An index is a financial calculation, based on a grouping of financial instruments, and is not an investment product, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary for a number of reasons, including but not limited to, transaction costs, asset valuations, timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from the Fund's use of representative sampling or from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index. From time to time, the Index Provider may make changes to the methodology or other adjustments to the Underlying Index. Unless otherwise determined by BFA, any such change or adjustment will be reflected in the calculation of the Underlying Index performance on a going-forward basis after the effective date of such change or adjustment. Therefore, the Underlying Index performance shown for periods prior to the effective date of any such change or adjustment will generally not be recalculated or restated to reflect such change or adjustment.
Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
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An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
The Fund's investment objective and the Underlying Index may be changed without shareholder approval.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments. The order of the below risk factors does not indicate the significance of any particular risk factor. The Fund discloses its portfolio holdings daily at www.iShares.com.
Asset Class Risk. The securities and other assets in the Fund’s portfolio or its Underlying Index may underperform in comparison to other indexes that track, or assets that represent, other countries or geographic units, industries, markets, market segments, or asset classes. Various types of securities, other assets and indexes may experience cycles of outperformance and underperformance in comparison to financial markets generally. This divergence may be due to a number of factors including, among other things, inflation, interest rates, productivity, global demand for local products or resources, and regulation and governmental controls. This may cause the Fund to underperform other investment vehicles that invest in different asset classes.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. There are a limited number of institutions that may act as Authorized Participants for the Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in creation or redemption transactions. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for the Fund and no other Authorized Participant places orders, Fund shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for a Fund that invests in securities issued by non-U.S. issuers or instruments with lower trading volume. Such assets often entail greater settlement and operational complexity and higher capital costs for Authorized Participants, which may limit the number of Authorized Participants that engage with the Fund.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities or other assets of one or more issuers, countries or other geographic units, markets, industries, project types, or asset classes. A Fund with investment concentration may be more adversely affected by the underperformance of those assets, may experience greater price volatility and may be more susceptible to adverse economic, market, political or regulatory impacts on those assets compared to a fund that does not concentrate its investments.
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Cybersecurity Risk. The Fund and entities that interact with the Fund are susceptible to operational, information security and related cybersecurity risks, both directly and through their service providers. These entities include, but are not limited to, the Fund’s adviser, distributor, other service providers (e.g., index and benchmark providers, accountants, custodians, transfer agents and administrators), counterparties, market makers, Authorized Participants, listing exchanges, other financial market operators, and governmental authorities. Cybersecurity risks are also present for issuers of securities or other assets in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such issuers to lose value. Cyber incidents can result from deliberate attacks or unintentional events. They include, but are not limited to, gaining unauthorized access to systems, misappropriating assets or sensitive information, corrupting or destroying data, and causing operational disruption. Geopolitical tensions may increase the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing.
Cybersecurity incidents may cause disruptions and impact business operations and may result in any of the following: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and other legal and compliance expenses. In addition, cyber incidents may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the Fund’s functioning inaccessible, inaccurate or incomplete. The Fund may incur substantial costs in order to resolve or prevent cyber incidents.
The Fund has established business continuity plans in the event of, and risk management systems to prevent, cyber incidents. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, that prevention and remediation efforts will not be successful or that cyber incidents will go undetected. Furthermore, the Fund cannot control the cybersecurity plans and systems of its service providers, counterparties, and other third parties whose activities affect the Fund. The Fund and its shareholders could be negatively impacted as a result.
Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature or are near maturity, or bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds. The Index Provider’s substitution of bonds in the Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index’s stated maturity guidelines.
Index-Related Risk. The Fund seeks to achieve a return that corresponds generally to the price and yield performance, before fees and expenses, of its Underlying Index as published by the Index Provider. There is no assurance that the Index Provider or its agents will construct or calculate the Underlying Index accurately. While the Index
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Provider describes what the Underlying Index is designed to achieve, neither the Index Provider nor its agents provide any warranty or accept any liability regarding the quality, accuracy or completeness of the Underlying Index or its related data, and they do not guarantee that the Underlying Index will be in line with the Index Provider’s methodology. BFA also does not provide any warranty or guarantee against the Index Provider’s or any agent’s errors.
The Index Provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor BFA can offer assurances that the Index Provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the Index Provider may not identify or correct them promptly or at all, particularly for indexes that are less commonly used as benchmarks. In addition, there may be heightened risks associated with the adequacy and reliability of information about emerging markets constituents, as such markets may have less information available or less regulatory oversight. Errors related to the Underlying Index may negatively or positively impact the Fund and its shareholders. For example, if the Underlying Index contains incorrect constituents, the Fund will have exposure to such constituents and will be underexposed to the Underlying Index’s other constituents. Shareholders should understand that any gains from the Index Provider’s errors will be kept by the Fund and its shareholders and any losses or costs from such errors will be borne by the Fund and its shareholders.
Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider and could cause the Index Provider to postpone a scheduled rebalance to the Underlying Index. This could cause the Underlying Index to vary from its normal or expected composition. If a scheduled rebalance is postponed, index constituents that would otherwise be removed at the rebalance (due to, for example, changes in market capitalization or issuer credit ratings) may remain, causing the performance and constituents of the Underlying Index to vary from those expected under normal conditions. In addition, to the extent circumstances evolve between periodic index reviews and reconstitutions, the Underlying Index may include constituents that do not align with its objective or selection criteria, and the Fund tracking the Underlying Index may be similarly affected.
In addition to scheduled rebalances, the Index Provider or its agents may carry out ad hoc index rebalances due to reaching certain weighting constraints, unusual market conditions, corporate events, or corrections of errors. The Fund will in turn rebalance its portfolio to attempt to increase the correlation between the portfolio and the Underlying Index. The Fund and its shareholders will directly bear any transaction costs and market exposure from such portfolio rebalancing. Therefore, index-related errors and ad hoc rebalances may increase the Fund’s costs and tracking error.
Interest Rate Risk. Changes in interest rates may have unpredictable effects on fixed-income markets and result in heightened market volatility and lower liquidity for certain instruments, all of which may adversely affect the Fund’s performance. Interest
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rate changes can be sudden and unpredictable and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for fixed-income securities.
When interest rates rise, the value of fixed-income securities or other instruments sensitive to interest rates typically decreases. A measure that investors commonly use to determine this price sensitivity is called duration. Fixed-income securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. For example, if a bond has a duration of five years and interest rates rise, the price of the bond will likely decline by a greater percentage than for a bond with a one-year duration. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer duration, rising interest rates may cause the value of the Fund’s investments to decline significantly, which would adversely affect the value of the Fund. Changes in prevailing interest rates, particularly sudden and significant changes, may lead to fluctuations in the value of floating rate debt securities, as the rates for those securities typically reset only periodically. In addition, decreases in market-making capacity for fixed-income dealers may lead to lower trading volume, heightened volatility, wider bid-ask spreads and less transparent pricing in certain fixed-income markets.
During periods of very low or negative interest rates, a Fund may be unable to maintain positive returns or pay dividends to shareholders. Under certain market conditions when interest rates are set at low levels and the market prices of portfolio securities have increased, a Fund may have a very low or even negative yield, which would cause the Fund to lose money in certain conditions and time periods.
Issuer Risk. The performance of a Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value of securities or other assets may decline, or perform differently from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.
Management Risk. The Fund is not actively managed and invests in securities or other assets included in, or representative of, its Underlying Index, regardless of their investment merits. The Fund may be affected by a general decline in market segments related to its Underlying Index, and BFA generally does not attempt to invest the Fund’s assets in defensive positions under any market conditions, including declining markets. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track its Underlying Index. Because BFA uses a representative sampling indexing strategy, the Fund will not fully replicate its Underlying Index and may hold securities or other assets not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment strategy, whose implementation is subject to a number of constraints, may not produce the intended results. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of its Underlying Index or that the Fund will achieve its investment objective.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a financial instrument or other asset may decline due to changes in general
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market conditions, economic trends or events that are not specifically related to the particular instrument or asset, or factors that affect one or more issuers, counterparties, exchanges, countries or other geographic units, markets, industries, or asset classes. Local, regional or global events such as war, acts of terrorism, pandemics or other public health issues, recessions, the prospect or occurrence of a sovereign default or other financial crisis, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV. Changes in market and economic conditions generally do not have the same impact on all types of instruments and assets.
Market Trading Risk. The Fund faces numerous market trading risks, any of which may lead to its shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to the NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund shares.
Absence of an Active Primary Market. Although Fund shares are listed for trading on one or more stock exchanges, there can be no assurance that an active primary trading market for Fund shares will develop or be maintained by market makers or Authorized Participants.
Secondary Listing Risks. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. Fund shares also may be available to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for exchange listing or market trading. The Fund’s shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information that is available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to create or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts to NAV than might be experienced at times when the Fund accepts creation and redemption orders. Securities held by the Fund may be traded in markets that close at a different time than an exchange on which Fund shares are traded. Liquidity in those securities may be reduced after the applicable closing time. As a result, during the time when the exchange is open but after the applicable market closing, fixing or settlement time, there may be wider bid/ask spreads on the exchange and a greater premium or discount to NAV.
In stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, and an investor may be unable to sell their Fund shares.
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Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or for other reasons. In times of extraordinary market volatility, Fund shares may be subject to trading halts pursuant to “circuit breaker” rules of a stock exchange or market. If there is a trading halt or unanticipated closure of an exchange or market, an investor may be unable to purchase or sell Fund shares. In addition, if trading in certain securities or financial instruments is restricted, this may disrupt the Fund’s creation/redemption process, affect the price at which Fund shares trade in the secondary market, and result in the Fund being unable to trade certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio or accurately price its portfolio holdings and may incur substantial trading losses.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short. In addition, trading activity in derivative products based on the Fund may lead to increased trading volume and volatility in the secondary market for the shares of the Fund.
Fund Shares May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s portfolio holdings. The trading price of the Fund’s shares fluctuates throughout trading hours based on both market supply of and demand for Fund shares and the underlying value of the Fund’s portfolio holdings or NAV. As a result, the trading prices of the Fund’s shares may deviate significantly from NAV during times of market volatility, significant redemption requests, or other unusual market conditions
However, because Fund shares can be created and redeemed in Creation Units at NAV, BFA believes that large discounts or premiums to the Fund’s NAV are not likely to be sustained over the long term (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs). While the creation/redemption feature is designed to make it more likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or other market participants, and during periods of significant market volatility, may result in trading prices for shares of the Fund that differ significantly from its NAV. Authorized Participants may be less willing to create or redeem the Fund’s shares if there is a lack of an active market for such shares or the Fund’s underlying investments, which may contribute to the Fund’s shares trading at a premium or discount to NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling Fund shares through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “spread,” which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The spread
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varies over time for Fund shares based on trading volume and market liquidity. It is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. Increased market volatility also may cause wider spreads. In addition, there may be regulatory and other charges that are incurred as a result of trading activity. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results, and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Risk of Investing in the U.S. Investing in U.S. issuers involves legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. A decrease in imports or exports, changes in trade regulations, inflation, an economic recession, financial system stress, or political turmoil, among other risks, may have an adverse effect on the U.S. economy and the securities listed on U.S. exchanges. The U.S. is also subject to the risk of natural disasters, such as droughts, earthquakes, fires and floods. U.S. security risks include acts of terrorism, internal unrest and a deterioration in relations between the U.S. and certain countries. Any of these may adversely affect the U.S. economy, financial markets or issuers.
Governmental agencies project that the U.S. will maintain elevated public debt levels for the foreseeable future. Although elevated debt levels do not necessarily indicate or cause economic problems, the costs of servicing such debt may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. BlackRock Institutional Trust Company, N.A. (“BTC”), which is the securities lending agent for the iShares/BlackRock ETFs, will take into account the tax impact to Fund shareholders of substitute payments for dividends when managing the securities lending program.
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs
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incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline. U.S. Treasury securities are rated AA+ by S&P Global Ratings. A downgrade of the rating of U.S. Treasury securities may cause the value of the Fund's U.S. Treasury obligations to decline. Because U.S. government debt obligations are often used as a benchmark for other borrowing arrangements, a downgrade could also result in higher interest rates for a range of borrowers, cause disruptions in the international bond markets and have a substantial adverse effect on the U.S. and global economy.
A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and lead the government to issue additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that the U.S. government will not be able to make principal or interest payments when they are due. If market participants determine that U.S. sovereign debt levels have become unsustainable, the value of the U.S. dollar could decline, thus increasing inflationary pressures, particularly with respect to services outsourced to non-U.S. providers and imported goods and constrain or prevent the U.S. government from implementing effective countercyclical fiscal policy in economic downturns. Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period that shareholders own shares of the Fund. Notwithstanding that U.S. Treasury obligations are backed by the full faith and credit of the United States, circumstances could arise that could prevent the timely payment of interest or principal, such as reaching the legislative “debt ceiling.” Such non-payment would result in losses to the Fund and substantial negative consequences for the U.S. economy and the global financial system.
A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies. The order of the below risk factors does not indicate the significance of any particular risk factor.
Close-Out Risk for Qualified Financial Contracts. Regulations adopted by global prudential regulators require counterparties that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on
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close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent a Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and also prohibit a Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit risk and other risks to a Fund.
Illiquid Investments Risk. The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and any security or instrument held by the Fund may be deemed an illiquid investment pursuant to the Fund’s liquidity risk management program. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. An investment may be illiquid due to, among other things, the reduced number and capacity of traditional market participants to make a market in securities or instruments or the lack of an active market for such securities or instruments. To the extent that the Fund invests in securities or instruments with substantial market and/or credit risk, the Fund will tend to have increased exposure to the risks associated with illiquid investments. Illiquid investments may be harder to value, especially in changing markets. Although the Fund primarily seeks to redeem shares of the Fund on an in-kind basis, if the Fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the Fund may be greater than normal. Other market participants may be attempting to liquidate holdings at the same time as the Fund, causing increased supply of the Fund’s underlying investments in the market and contributing to illiquid investments risk and downward pricing pressure. In addition, if the Fund is limited in its ability to sell illiquid investments during periods when shareholders are redeeming their shares, the Fund will need to sell liquid securities to meet redemption requests and illiquid securities will become a larger portion of the Fund’s holdings. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund's NAV.
Large Shareholder and Large-Scale Redemption Risk. Certain shareholders of the Fund, including an Authorized Participant, a third-party investor, the Fund’s adviser, an affiliate of the Fund’s adviser, a market maker, or another entity, may from time to time own or manage a substantial amount of Fund shares or may hold their investment in the Fund for a limited period of time. These shareholders may also pledge or loan Fund
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shares (to secure financing or otherwise), which may result in the shares becoming concentrated in another party. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment or that the size of the Fund would be maintained. Redemptions of a large number of Fund shares may adversely affect the Fund’s liquidity and net assets. To the extent the Fund permits redemptions in cash, these redemptions may force the Fund to sell portfolio securities or other assets when it might not otherwise do so, which may negatively impact the Fund’s NAV, have a material effect on the market price of Fund shares, increase the Fund’s brokerage costs, accelerate the realization of taxable income and/or capital gains, and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such tax year. The Fund also may be required to sell its more liquid investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price.
To the extent these large shareholders transact in Fund shares on the secondary market, such transactions may account for a large percentage of the trading volume for Fund shares and may, therefore, have a material upward or downward effect on the market price of the shares. In addition, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, diluting its investment returns.
Threshold/Underinvestment Risk. If certain aggregate and/or fund-level ownership thresholds are reached through transactions undertaken by BFA, its affiliates or the Fund, or as a result of third-party transactions or actions by an issuer or regulator, the ability of BFA and its affiliates on behalf of clients (including the Fund) to purchase or dispose of investments, exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. The capacity of the Fund to invest in certain securities or other assets may be affected by the relevant threshold limits, and such limitations may have adverse effects on the liquidity and performance of the Fund’s portfolio holdings. To the extent a Fund tracks an index, such limits may increase the risk of the Fund being underinvested in an asset relative to its Underlying Index and increase the risk of tracking error.
For example, ownership limits may apply to securities whose issuers operate in certain regulated industries or in certain international markets. Such limits also may apply where the investing entity (such as the Fund) is subject to corporate or regulatory ownership restrictions or invests in certain futures or other derivative transactions. In certain circumstances, aggregate and/or fund-level amounts invested or voted by BFA and its affiliates for their proprietary accounts and for client accounts (including the Fund) may not exceed the relevant limits without the grant of a license or other regulatory or corporate consent. In other cases, exceeding such thresholds may cause BFA and its affiliates, the Fund or other client accounts to suffer disadvantages or business restrictions.
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Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The Fund discloses its portfolio holdings daily at www.iShares.com. Fund fact sheets providing information regarding the Fund's top holdings are posted on www.iShares.com when available and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Fund. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, and litigation expenses and any extraordinary expenses (as determined by a majority of the Trustees who are not “interested persons” of the Trust). Operating expenses paid by BFA under the Investment Advisory Agreement exclude acquired fund fees and expenses, if any.
For the fiscal year ended February 29, 2024, BFA was paid a management fee from the Fund, as a percentage of the Fund’s average daily net assets, at the annual rate of 0.15%.
BFA may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”). As of March 31, 2024, BFA and its affiliates provided investment advisory services for assets of approximately $10.5 trillion. BFA and its affiliates trade and invest for their own accounts in the actual securities and types of securities in which the Fund may also invest, which may affect the price of such securities.
A discussion regarding the basis for the approval by the Trust's Board of Trustees (the “Board”) of the Investment Advisory Agreement with BFA is available in the Fund's Semi-Annual Report for the period ended August 31.
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Portfolio Managers. James Mauro and Karen Uyehara are primarily responsible for the day-to-day management of the Fund. The Portfolio Managers are responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their respective portfolio management teams to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of their respective portfolio management teams who have more limited responsibilities.
James Mauro has been employed by BFA or its affiliates as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since 2011.
Karen Uyehara has been employed by BFA or its affiliates as a senior portfolio manager since 2010. Prior to that, Ms. Uyehara was a portfolio manager at Western Asset Management Company (WAMCO). Ms. Uyehara has been a Portfolio Manager of the Fund since 2021.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. JPMorgan Chase Bank, N.A. is the administrator, custodian and transfer agent for the Fund.
Conflicts of Interest. The investment activities of BFA and its affiliates (including BlackRock and its subsidiaries (collectively, the “Affiliates”)), and their respective directors, officers or employees, in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and its Affiliates provide investment management services to other funds and discretionary managed accounts that may follow investment programs similar to that of the Fund. BFA and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more Affiliates act, or may act, as an investor, research provider, investment manager, commodity pool operator, commodity trading advisor, financier, underwriter, adviser, trader, lender, index provider, agent and/or principal, and have other direct and indirect interests in securities, currencies, commodities, derivatives and other instruments in which the Fund may directly or indirectly invest. The Fund may invest in securities of, or engage in other transactions with, companies with which an Affiliate has significant debt or equity investments or other interests. The Fund may also invest in issuances (such as structured notes) by entities for which an Affiliate provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. The Fund also may invest in securities of, or engage in other transactions with, companies for which an Affiliate provides or may in the future provide research coverage. An Affiliate may have business relationships with, and purchase or distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment
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objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund. This may include transactions in securities issued by other open-end and closed-end investment companies (which may include investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”)). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate having positions in certain securities that are senior or junior to, or have interests different from or adverse to, the securities that are owned by the Fund.
Neither BlackRock nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. The results of the Fund's investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by BlackRock or an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
In addition, the Fund may, from time to time, enter into transactions in which BFA or an Affiliate or its or their directors, officers, employees or clients have an adverse interest. Furthermore, transactions undertaken by clients advised or managed by BFA or its Affiliates may adversely impact the Fund. Transactions by one or more clients or by BFA or its Affiliates or their directors, officers or employees may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to BFA or one or more Affiliates and/or their internal policies designed to comply with such restrictions.
Under a securities lending program approved by the Board, the Fund has retained BTC, an Affiliate of BFA, to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the securities lending agent will receive a fee from the Fund based on the returns earned on the Fund’s lending activities, including investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
Under an ETF Services Agreement, the Fund has retained BlackRock Investments, LLC (the “Distributor” or “BRIL”), an Affiliate of BFA, to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units of the Fund (“ETF Services”). BRIL will retain a portion of the standard transaction fee received from Authorized Participants on each creation or redemption order from the Authorized Participant for the ETF Services provided. BlackRock collaborated with, and received payment from, Citibank, N.A. (“Citibank”) on the design and development of the ETF Services platform. Citibank
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may have, or from time to time may develop, additional relationships with BlackRock or funds managed by BFA and its affiliates.
It is also possible that, from time to time, BlackRock and/or its advisory clients (including other funds and separately managed accounts) may, subject to compliance with applicable law, purchase and hold shares of the Fund. The price, availability, liquidity, and (in some cases) expense ratio of the Fund may be impacted by purchases and sales of the Fund by BlackRock and/or its advisory clients.
The activities of BFA and its Affiliates and their respective directors, officers or employees may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange or otherwise in the secondary market. The Fund's shares trade under the ticker symbol “SHY.”
Buying or selling Fund shares on an exchange or other secondary market involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you may incur a brokerage commission and other charges. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The Fund's spread may also be impacted by the liquidity or illiquidity of the underlying securities held by the Fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities.
The Fund does not impose restrictions on the frequency of purchases and redemptions of Fund shares directly with the Fund. The Board determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of Fund shares because the Fund generally sells and redeems its shares directly through
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transactions that are in-kind and/or for cash, with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. However, the Fund has taken certain measures (e.g., imposing transaction fees on purchases and redemptions of Creation Units and reserving the right to reject purchases of Creation Units under certain circumstances) to minimize the potential consequences of frequent cash purchases and redemptions by Authorized Participants, such as increased tracking error, disruption of portfolio management, dilution to the Fund, and/or increased transaction costs. Further, the vast majority of trading in Fund shares occurs on the secondary market, which does not involve the Fund directly, and such trading is unlikely to cause many of the harmful effects of frequent cash purchases or redemptions of Fund shares.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is Nasdaq.
Section 12(d)(1) of the 1940 Act generally restricts investments by investment companies, including foreign and unregistered investment companies, in the securities of other investment companies. For example, a registered investment company (the “Acquired Fund”), such as the Fund, may not knowingly sell or otherwise dispose of any security issued by the Acquired Fund to any investment company (the “Acquiring Fund”) or any company or companies controlled by the Acquiring Fund if, immediately after such sale or disposition: (i) more than 3% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and any company or companies controlled by the Acquiring Fund, or (ii) more than 10% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and other investment companies and companies controlled by them. However, registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) in reliance on Rule 12d1-4 under the 1940 Act, the registered investment company must, among other things, enter into an agreement with the Trust. Foreign investment companies are permitted to invest in the Fund only up to the limits set forth in Section 12(d)(1), subject to any applicable SEC no-action relief.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of, and holds legal title to, all outstanding shares of the Fund.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise
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any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as the supply of and demand for ETF shares and underlying securities held by the Fund, economic conditions and other factors.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the close of regular trading hours of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund is determined pursuant to BFA’s valuation policies and procedures. BFA has been designated by the Board as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act.
The Fund values fixed-income portfolio securities using last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Fund's approved independent third-party pricing services, each in accordance with BFA's valuation policies and procedures. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller odd lot sizes. Odd lots often trade at lower prices than institutional round lots. An amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless BFA determines in good faith that such method does not represent fair value.
Generally, trading in non-U.S. securities and money market instruments is substantially completed each day at various times prior to the close of regular trading hours of the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, BFA will fair value the Fund’s investments in accordance with its policies and procedures. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of trading or other reasons, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, when there is a significant event subsequent to the most recent market quotation, or if the trading market on which a security is
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listed is suspended or closed and no appropriate alternative trading market is available. A “significant event” is deemed to occur if BFA determines, in its reasonable business judgment prior to or at the time of pricing the Fund’s assets or liabilities, that the event is likely to cause a material change to the last exchange closing price or closing market price of one or more assets held by, or liabilities of, the Fund.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
Dividends and Distributions.
General Policies. Dividends from net investment income, if any, generally are declared and paid at least once a year by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Note on Tax Information. The following sections summarize some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Certain states and localities may exempt from tax distributions attributable to interest from U.S. federal government obligations. Consult your personal tax advisor about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
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Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, in which case your distributions generally will be taxable when withdrawn, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Long-term capital gains are eligible for taxation at a maximum rate of 15% or 20% for non-corporate shareholders, depending on whether their income exceeds certain threshold amounts. Distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married and filing jointly) and of estates and trusts. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
If you are neither a resident nor a citizen of the U.S. or if you are a non-U.S. entity (other than a pass-through entity to the extent owned by U.S. persons), the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.
Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial
19

institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information concerning their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership, unless certain exceptions apply.
If you are a resident or a citizen of the U.S., by law, backup withholding at a 24% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes When Shares Are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. Each “creator” or authorized participant (an “Authorized Participant”) has entered into an agreement with the Fund's Distributor, an affiliate of BFA. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units.
A creation transaction, which is subject to acceptance by the Distributor and the Fund, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities, assets or other positions (a “creation basket”), and an amount of cash (including any cash representing the value of substituted securities, assets or other positions), if any, which together approximate the holdings of the Fund in exchange for a specified number of Creation Units. Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities, assets or other positions (a “redemption basket”) held by the Fund and an amount of cash (including any portion of such securities for which cash may be substituted). The Fund may, in certain circumstances, offer Creation Units partially or solely for cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund.
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Creation and redemption baskets may differ and the Fund will accept “custom baskets.” More information regarding custom baskets is contained in the Fund's SAI.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
Only an Authorized Participant may create or redeem Creation Units with the Fund. Authorized Participants may create or redeem Creation Units for their own accounts or for customers, including, without limitation, affiliates of the Fund.
In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined in Rule 144A under the 1933 Act, will not be able to receive restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant that has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
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Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
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Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 50 Hudson Yards, New York, NY 10001.
BFA or its affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, data provision services, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments or other financial incentives it is eligible to receive. Therefore, such payments or other financial incentives offered or made to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its affiliates.
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Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)

	iShares 1-3 Year Treasury Bond ETF
	Year Ended 02/29/24	Year Ended 02/28/23	Year Ended 02/28/22	Year Ended 02/28/21	Year Ended 02/29/20
Net asset value, beginning of year	$80.97	$84.55	$86.30	$85.70	$83.73
Net investment income(a)	2.60	1.38	0.20	0.62	1.73
Net realized and unrealized gain (loss)(b)	0.67	(3.77)	(1.73)	0.69	2.02
Net increase (decrease) from investment operations	3.27	(2.39)	(1.53)	1.31	3.75
Distributions(c)
From net investment income	(2.54)	(1.19)	(0.19)	(0.71)	(1.78)
From net realized gain	—	—	(0.03)	—	—
Total distributions	(2.54)	(1.19)	(0.22)	(0.71)	(1.78)
Net asset value, end of year	$81.70	$80.97	$84.55	$86.30	$85.70
Total Return(d)
Based on net asset value	4.11%	(2.84)%	(1.77)%	1.52%	4.53%
Ratios to Average Net Assets(e)
Total expenses	0.15%	0.15%	0.15%	0.15%	0.15%
Net investment income	3.20%	1.69%	0.24%	0.71%	2.05%
Supplemental Data
Net assets, end of year (000)	$25,557,300	$26,339,554	$21,433,224	$19,572,396	$17,465,741
Portfolio turnover rate(f)	55%	73%	148%	79%	56%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f) Portfolio turnover rate excludes in-kind transactions, if any.
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Index Provider
The Underlying Index is owned, maintained and administered by IDI. IDI is not affiliated with the Trust, BFA, the Distributor or any of their respective affiliates.
BFA or its affiliates have entered into a license agreement with the Index Provider to use the Underlying Index. BFA, or its affiliates, sublicenses rights in the Underlying Index to the Trust at no charge.
Disclaimers
ICE® is a trademark of IDI or its affiliates and has been licensed, along with the Underlying Index, for use by BlackRock, Inc. and its affiliates (“BlackRock”) in connection with the Fund. Neither BlackRock, Inc., the Trust nor the Fund, as applicable, is sponsored, endorsed, sold or promoted by IDI, its affiliates or its third party suppliers (“IDI and its Suppliers”). IDI and its Suppliers make no representations or warranties regarding the advisability of investing in securities generally, in the Fund particularly, the Trust or the ability of the Underlying Index to track general market performance. IDI’s only relationship to BlackRock is the licensing of certain trademarks and trade names and the Underlying Index or components thereof. The Underlying Index is determined, composed and calculated by IDI without regard to BlackRock or the Fund or its holders. IDI has no obligation to take the needs of BlackRock or the holders of the Fund into consideration in determining, composing or calculating the Underlying Index. IDI is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be priced, sold, purchased, or redeemed. Except for certain custom index calculation services, all information provided by IDI is general in nature and not tailored to the needs of BlackRock or any other person, entity or group of persons. IDI has no obligation or liability in connection with the administration, marketing, or trading of the Fund. IDI is not an investment adviser. Inclusion of a security within an index is not a recommendation by IDI to buy, sell, or hold such security, nor is it considered to be investment advice.
IDI AND ITS SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE UNDERLYING INDEX, INDEX DATA AND ANY INFORMATION INCLUDED IN, RELATED TO, OR DERIVED THEREFROM (“INDEX DATA”). IDI AND ITS SUPPLIERS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE UNDERLYING INDEX AND THE INDEX DATA, WHICH ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK.
The past performance of the Underlying Index is not a guide to future performance. BFA and its affiliates do not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA
25

and its affiliates shall have no liability for any errors, omissions or interruptions therein. BFA and its affiliates make no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA or its affiliates have any liability for any special, punitive, direct, indirect, consequential or any other damages (including lost profits), even if notified of the possibility of such damages.
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Want to know more?
iShares.com  | 1-800-474-2737
Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at www.iShares.com. Copies of the Prospectus, SAI, shareholder reports and other information, as applicable and when available, can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is, or will be, available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual Report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 1 University Square Drive, Princeton, NJ 08540
Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
©2024 BlackRock, Inc. All rights reserved. iSHARES® and BLACKROCK®are registered trademarks of BFA and its affiliates. All other marks are the property of their respective owners.
Investment Company Act File No.: 811-09729
IS-P-SHY-0624

June 28, 2024

2024 Prospectus
iShares Trust
• iShares 1-5 Year Investment Grade Corporate Bond ETF | IGSB | NASDAQ

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

ICE® is a trademark of ICE Data Indices, LLC or its affiliates and has been licensed for use for certain purposes by BlackRock Fund Advisors or its affiliates. BofA® is a registered trademark of Bank of America Corporation licensed by Bank of America Corporation and its affiliates (“BofA”), and may not be used without BofA’s prior written approval. iShares® and BlackRock® are registered trademarks of BlackRock Fund Advisors and its affiliates.
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iSHARES®1-5 YEAR INVESTMENT GRADE CORPORATE BOND ETF
Ticker: IGSBStock Exchange: Nasdaq
Investment Objective
The iShares 1-5 Year Investment Grade Corporate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds with remaining maturities between one and five years.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except: (i) the management fees, (ii) interest expenses, (iii) taxes, (iv) expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, (v) distribution fees or expenses, and (vi) litigation expenses and any extraordinary expenses.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)[1]
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[2]	Total Annual Fund Operating Expenses
0.04%	None	0.00%	0.04%

1
Operating expenses paid by BFA under the Investment Advisory Agreement exclude acquired fund fees and expenses, if any.
2
The amount rounded to 0.00%.
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$4	$13	$23	$51
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Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 25% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to track the investment results of the ICE® BofA® 1-5 Year US Corporate Index (the “Underlying Index”), which measures the performance of investment-grade corporate bonds of both U.S. and non-U.S. issuers that are U.S. dollar-denominated and publicly issued in the U.S. domestic market and have a remaining maturity of greater than or equal to one year and less than five years. As of February 29, 2024, there were 3,932 issues in the Underlying Index. As of February 29, 2024, a significant portion of the Underlying Index is represented by securities of companies in the financials industry or sector. The components of the Underlying Index are likely to change over time.
The Underlying Index consists of investment-grade corporate bonds of both U.S. and non-U.S. issuers that have a remaining maturity of greater than or equal to one year and less than five years, have been publicly issued in the U.S. domestic market, and have $250 million or more of outstanding face value. The Index Provider deems securities as “investment grade” based on the average rating of Fitch Ratings, Inc. (BBB or better), Moody’s Investors Service, Inc. (Baa or better) and/or Standard & Poor's® Financial Services LLC, a subsidiary of S&P Global (BBB or better). In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate. Excluded from the Underlying Index are equity-linked securities, securities in legal default, hybrid securitized corporate bonds, Eurodollar bonds (U.S. dollar-denominated securities not issued in the U.S. domestic market), taxable and tax-exempt U.S. municipal securities and dividends-received-deduction-eligible securities. The Underlying Index is market capitalization-weighted, and the securities in the Underlying Index are updated on the last calendar day of each month. Under normal circumstances, the Fund will seek to maintain a weighted average maturity that is less than or equal to three years. Weighted average maturity is a U.S. dollar-weighted average of the remaining term to maturity of the underlying securities in the Fund’s portfolio.
BFA uses an indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve
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lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of an applicable underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market value and industry weightings), fundamental characteristics (such as return variability, duration (i.e., a security's price sensitivity to a change in interest rates), maturity or credit ratings and yield) and liquidity measures similar to those of an applicable underlying index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund will invest at least 80% of its assets in the component securities of the Underlying Index, and the Fund will invest at least 90% of its assets in fixed income securities of the types included in the Underlying Index that BFA believes will help the Fund track the Underlying Index. The Fund will invest no more than 10% of its assets in futures, options and swaps contracts that BFA believes will help the Fund track the Underlying Index as well as in fixed income securities other than the types included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. Cash and cash equivalent investments associated with a derivative position will be treated as part of that position for the purposes of calculating the percentage of investments included in the Underlying Index. The Fund seeks to track the investment results of the Underlying Index before fees and expenses of the Fund.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of any collateral received).
The Underlying Index is sponsored by ICE Data Indices, LLC (the “Index Provider” or “IDI”), which is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective. Certain key risks are prioritized below
S-3

(with others following in alphabetical order), but the relative significance of any risk is difficult to predict and may change over time. You should review each risk factor carefully.
Credit Risk. Debt issuers and other counterparties may be unable or unwilling to make timely interest and/or principal payments when due or otherwise honor their obligations. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also adversely affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on an issuer's or counterparty's financial condition and on the terms of an obligation.
Interest Rate Risk. Interest rate risk refers to fluctuations in the value of a fixed-income security due to changes in the general level of interest rates. An increase in interest rates generally will cause the value of fixed-income securities to decline. Securities with longer maturities generally are more sensitive to interest rate changes and subject to greater fluctuations in value. Changes in interest rates may have unpredictable effects on fixed-income markets and result in heightened market volatility and lower liquidity for certain instruments, all of which may adversely affect the Fund’s performance. Interest rate changes can be sudden and unpredictable and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for fixed-income securities.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, pandemics or other public health issues, recessions, the prospect or occurrence of a sovereign default or other financial crisis, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.
Index-Related Risk. The Index Provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor BFA can offer assurances that the Index Provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the Index Provider may not identify or correct them promptly or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider and could cause the Index Provider to postpone a scheduled rebalance. This could cause the Underlying Index to vary from its normal or expected composition.
Asset Class Risk. The securities and other assets in the Underlying Index or in the Fund’s portfolio may underperform in comparison to financial markets generally, a particular financial market, another index, or other asset classes.
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Authorized Participant Concentration Risk. An “Authorized Participant” is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows the Authorized Participant to place orders for the purchase and redemption of creation units (“Creation Units”). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. There are a limited number of institutions that may act as Authorized Participants for the Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in creation or redemption transactions. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for the Fund and no other Authorized Participant places orders, Fund shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund's income, or in securities with greater risks or with other less favorable features.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities or other assets of one or more issuers, countries or other geographic units, markets, industries, project types, or asset classes.
Currency Risk. Because the Fund’s NAV is determined in U.S. dollars, the NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar or if there are delays or limits on the repatriation of foreign currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the Fund’s NAV may change quickly and without warning. In addition, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies.
Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund, its adviser, distributor, Index Provider, other service providers, counterparties, or issuers of assets in which the Fund invests may cause disruptions that negatively impact the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. The Fund cannot control the cybersecurity plans and systems of its service providers, counterparties, and other third parties whose activities affect the Fund.
Financials Sector Risk. The performance of companies in the financials sector may be adversely impacted by many factors, including, among others, changes in government regulations, economic conditions, and interest rates, credit rating downgrades, adverse public perception, exposure concentration and decreased liquidity in credit markets. The impact of changes
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in regulation of any individual financial company, or of the financials sector as a whole, cannot be predicted. Cybersecurity incidents and technology malfunctions and failures have become increasingly frequent and have caused significant losses to companies in this sector, which may negatively impact the Fund.
Geographic Risk. A natural disaster could occur in a geographic region in which the Fund invests, which could adversely affect the economy or the business operations of companies in the specific geographic region, causing an adverse impact on the Fund's investments in, or which are exposed to, the affected region.
Income Risk. The Fund's income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds.
Issuer Risk. The performance of the Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value of securities or other assets may decline, or perform differently from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.
Management Risk. The Fund is not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets. As the Fund will not fully replicate the Underlying Index and may hold securities or other assets not included in the Underlying Index, it is subject to the risk that the investment strategy of BFA may not produce the intended results. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares (including through a trading halt), losses from trading in secondary markets, periods of high volatility, and disruptions in the process of creating and redeeming Fund shares. Any of these factors, among others, may lead to the Fund’s shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund shares.
National Closed Market Trading Risk. To the extent that securities or other assets held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between such asset’s current price and its last quoted price (i.e., the quote from the closed foreign market to the Fund). The impact of a closed foreign market on the Fund is likely to be greater where a large portion of the Fund’s holdings trade on a closed foreign market or when a foreign market is closed for unscheduled reasons. These deviations could result in premiums or discounts to the Fund’s
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NAV that may be greater than those experienced by other funds.
Non-U.S. Issuers Risk. Securities issued by non-U.S. issuers carry different risks from securities issued by U.S. issuers. These risks include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability, regulatory and economic differences, and potential restrictions on the flow of international capital.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Privately Issued Securities Risk. The Fund may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended (the “1933 Act”). Privately issued securities are securities that have not been registered under the 1933 Act and as a result may be subject to legal restrictions on resale. Privately issued securities are generally not traded on established markets. As a result of the absence of a public trading market, privately issued securities may be deemed to be illiquid investments, may be more difficult to value than publicly traded securities and may be subject to wide fluctuations in value. Delay or difficulty in selling such securities may result in a loss to the Fund.
Reliance on Trading Partners Risk. The Fund invests in countries or regions whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund's investments. Through its holdings of securities of certain issuers, the Fund is specifically exposed to Asian Economic Risk and U.S. Economic Risk.
Risk of Investing in Developed Countries. The Fund’s investment in developed country issuers will subject the Fund to legal, regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. Certain developed countries have experienced security concerns, such as war, terrorism and strained international relations. Incidents involving a country’s or region’s security may cause uncertainty in its markets and may adversely affect its economy and the Fund’s investments. In addition, developed countries may be adversely impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.
Risk of Investing in Russia. Investing in Russian securities involves significant
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risks, including legal, regulatory, currency and economic risks that are specific to Russia. In addition, investing in Russian securities involves risks associated with the settlement of portfolio transactions and loss of the Fund’s ownership rights in its portfolio securities as a result of the system of share registration and custody in Russia. Governments in the U.S. and many other countries have imposed economic sanctions on certain Russian individuals and Russian corporate and banking entities. A number of jurisdictions may also institute broader sanctions on Russia. Russia has issued a number of countersanctions, some of which restrict the distribution of profits by limited liability companies (e.g., dividends), and prohibit Russian persons from entering into transactions with designated persons from “unfriendly states” as well as the export of raw materials or other products from Russia to certain sanctioned persons. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions, including declines in its stock markets and the value of the ruble against the U.S. dollar, are impossible to predict, but could be significant. Disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, import and export restrictions, tariffs or cyberattacks on the Russian government, Russian companies, or Russian individuals, including politicians, may impact Russia’s economy and Russian companies in which the Fund invests. Actual and threatened responses to Russian military action may also impact the markets for certain Russian commodities, such as oil and natural gas, as well as other sectors of the Russian economy, and are likely to have collateral impacts on such sectors globally. Russian companies may be unable to pay dividends and, if they pay dividends, the Fund may be unable to receive them. As a result of sanctions, the Fund is currently restricted from trading in Russian securities, including those in its portfolio, while the Underlying Index has removed Russian securities. It is unknown when, or if, sanctions may be lifted or the Fund’s ability to trade in Russian securities will resume.
Risk of Investing in Saudi Arabia. The ability of foreign investors (such as the Fund) to invest in the securities of Saudi Arabian issuers is relatively new. Such ability could be restricted by the Saudi Arabian government at any time, and unforeseen risks could materialize with respect to foreign ownership in such securities. The economy of Saudi Arabia is dominated by petroleum exports. A sustained decrease in petroleum prices could have a negative impact on all aspects of the economy. Investments in the securities of Saudi Arabian issuers involve risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of the Fund’s investments. Such heightened risks may include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental
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decision making, armed conflict, crime and instability as a result of religious, ethnic and/or socioeconomic unrest. There remains the possibility that instability in the larger Middle East region could adversely impact the economy of Saudi Arabia, and there is no assurance of political stability in Saudi Arabia.
Risk of Investing in the U.S. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Security Risk. Some countries and regions in which the Fund invests have experienced security concerns, such as war, terrorism and strained international relations. Incidents involving a country's or region's security may cause uncertainty in its markets and may adversely affect its economy and the Fund's investments.
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund's valuation of a security at the time of calculation of the Fund's NAV), transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. BFA EXPECTS THAT THE FUND WILL EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX ETFs.
Valuation Risk. The price that the Fund could receive upon the sale (or other disposition) of a security or other asset may differ from the Fund’s valuation of the security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology. The price received by the Fund also may differ from the value used by the Underlying Index. In addition, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when investors are not able to purchase
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or sell Fund shares. Authorized Participants that create or redeem Fund shares on days when the Fund is holding fair-valued securities or other assets may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the securities or other assets not been fair valued or been valued using a different methodology. The ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns for 1, 5, and 10 years compare with the Underlying Index. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Calendar Year by Year Returns1

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The Fund’s year-to-date return as of March 31, 2024 was 0.68%.
The best calendar quarter return during the periods shown above was 5.59% in the 2nd quarter of 2020; the worst was -3.82% in the 1st quarter of 2022.
Updated performance information, including the Fund’s current NAV, may be obtained by visiting our website at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).
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Average Annual Total Returns
(for the periods ended December 31, 2023)
	One Year	Five Years	Ten Years
(Inception Date: 1/5/2007)
Return Before Taxes	6.42%	2.38%	1.78%
Return After Taxes on Distributions[1]	4.99%	1.33%	0.93%
Return After Taxes on Distributions and Sale of Fund Shares[1]	3.77%	1.38%	0.99%
ICE BofA 1-5 Year US Corporate Index[2] (Index returns do not reflect deductions for fees, expenses, or taxes)	6.30%	2.41%	1.94%

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After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.
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Index returns through July 31, 2018 reflect the performance of the Bloomberg U.S. 1-3 Year Credit Bond Index. Index returns from August 1, 2018 through February 28, 2021 reflect the standard pricing variant of the ICE BofA 1-5 Year US Corporate Index, which utilized pricing as of 3pm. Index returns from March 1, 2021 through November 30, 2023 reflect the performance of the 4pm pricing variant of the ICE BofA 1-5 Year US Corporate Index. Index returns beginning on December 1, 2023 reflect the performance of the standard pricing variant of the ICE BofA 1-5 Year US Corporate Index, which now utilizes pricing as of 4pm, and resulted in a discontinuation of the 4pm pricing variant.
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Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro and Karen Uyehara (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Ms. Uyehara have been Portfolio Managers of the Fund since 2011 and 2021, respectively.
Purchase and Sale of Fund Shares
The Fund is an ETF. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA, in which case, your distributions generally will be taxed when withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on The Nasdaq Stock Market LLC (“Nasdaq”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.
ETFs are funds that trade like other publicly traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents an ownership interest in an underlying portfolio of securities and other instruments intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants and only in aggregations of a specified number of shares (“Creation Units”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
An index is a financial calculation, based on a grouping of financial instruments, and is not an investment product, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary for a number of reasons, including transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from the Fund's use of representative sampling or from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index. From time to time, the Index Provider may make changes to the methodology or other adjustments to the Underlying Index. Unless otherwise determined by BFA, any such change or adjustment will be reflected in the calculation of the Underlying Index performance on a going-forward basis after the effective date of such change or adjustment. Therefore, the Underlying Index performance shown for periods prior to the effective date of any such change or adjustment will generally not be recalculated or restated to reflect such change or adjustment.
Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
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An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
The Fund's investment objective and the Underlying Index may be changed without shareholder approval.
The Fund has not been categorized under the European Union (“EU”) sustainable finance disclosure regulation (“SFDR”) as an “Article 8” or “Article 9” product. In addition, the Fund's investment strategy does not take into account the criteria for environmentally sustainable economic activities under the EU sustainable investment taxonomy regulation or principal adverse impacts (“PAIs”) on sustainability factors under the SFDR. PAIs are identified under the SFDR as the material impacts of investment decisions on sustainability factors relating to environmental, social and employee matters, respect for human rights, and anti-corruption and anti-bribery matters.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments. The order of the below risk factors does not indicate the significance of any particular risk factor. The Fund discloses its portfolio holdings daily at www.iShares.com.
Asian Economic Risk. Certain Asian economies have experienced rapid growth and industrialization in recent years, but there is no assurance that this growth rate will be maintained. Other Asian economies, however, have experienced high inflation, high unemployment, currency devaluations and restrictions, and over-extension of credit. Geopolitical hostility, political instability, and economic or environmental events in any one Asian country may have a significant economic effect on the entire Asian region, as well as on major trading partners outside Asia. Any adverse event in the Asian markets may have a significant adverse effect on some or all of the economies of the countries in which the Fund invests. In particular, China is a key trading partner of many Asian countries and any changes in trading relationships between China and other Asian countries may affect the region as a whole. Many Asian countries are subject to political risk, including political instability, corruption and regional conflict with neighboring countries. North Korea and South Korea each have substantial military capabilities, and historical tensions between the two countries present the risk of war. Escalated tensions involving the two countries and any outbreak of hostilities between the two countries, or even the threat of an outbreak of hostilities, could have a severe adverse effect on the entire Asian region. Certain Asian countries have developed increasingly strained relationships with the U.S. or with China, and if these relations were to worsen, they could adversely affect Asian issuers that rely on the U.S. or China for trade. In addition, many Asian countries are subject to social and labor risks associated with demands for improved political, economic and social conditions. These risks, among others, may adversely affect the value of the Fund's investments.
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Asset Class Risk. The securities and other assets in the Fund’s portfolio or its Underlying Index may underperform in comparison to other indexes that track, or assets that represent, other countries or geographic units, industries, markets, market segments, or asset classes. Various types of securities, other assets and indexes may experience cycles of outperformance and underperformance in comparison to financial markets generally. This divergence may be due to a number of factors including, among other things, inflation, interest rates, productivity, global demand for local products or resources, and regulation and governmental controls. This may cause the Fund to underperform other investment vehicles that invest in different asset classes.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. There are a limited number of institutions that may act as Authorized Participants for the Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in creation or redemption transactions. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for the Fund and no other Authorized Participant places orders, Fund shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for a Fund that invests in securities issued by non-U.S. issuers or instruments with lower trading volume. Such assets often entail greater settlement and operational complexity and higher capital costs for Authorized Participants, which may limit the number of Authorized Participants that engage with the Fund.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund’s income, or in securities with greater risks or with other less favorable features.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities or other assets of one or more issuers, countries or other geographic units, markets, industries, project types, or asset classes. A Fund with investment concentration may be more adversely affected by the underperformance of those assets, may experience greater price volatility and may be more susceptible to adverse economic, market, political or regulatory impacts on those assets compared to a fund that does not concentrate its investments.
Credit Risk. Credit risk is the risk that the issuer or guarantor of a debt instrument or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments when due or otherwise honor its obligations. There are varying degrees of credit risk, depending on an issuer’s or counterparty’s financial condition and on the terms of an obligation, which may be reflected in the issuer’s or counterparty’s credit rating. There is the chance that the Fund’s portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal
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payments), or that the market’s perception of an issuer’s creditworthiness may worsen, potentially reducing the Fund’s income level or share price.
Currency Risk. Because the Fund’s NAV is determined on the basis of the U.S. dollar, investors may lose money if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar or if there are delays or limits on repatriation of foreign currency, even if the foreign currency value of the Fund’s holdings in that market increases. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the Fund’s NAV may change quickly and without warning. In addition, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies.
Cybersecurity Risk. The Fund and entities that interact with the Fund are susceptible to operational, information security and related cybersecurity risks, both directly and through their service providers. These entities include, but are not limited to, the Fund’s adviser, distributor, other service providers (e.g., index and benchmark providers, accountants, custodians, transfer agents and administrators), counterparties, market makers, Authorized Participants, listing exchanges, other financial market operators, and governmental authorities. Cybersecurity risks are also present for issuers of securities or other assets in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such issuers to lose value. Cyber incidents can result from deliberate attacks or unintentional events. They include, but are not limited to, gaining unauthorized access to systems, misappropriating assets or sensitive information, corrupting or destroying data, and causing operational disruption. Geopolitical tensions may increase the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing.
Cybersecurity incidents may cause disruptions and impact business operations and may result in any of the following: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and other legal and compliance expenses. In addition, cyber incidents may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the Fund’s functioning inaccessible, inaccurate or incomplete. The Fund may incur substantial costs in order to resolve or prevent cyber incidents.
The Fund has established business continuity plans in the event of, and risk management systems to prevent, cyber incidents. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, that prevention and remediation efforts will not be successful or that cyber incidents will go undetected. Furthermore, the Fund cannot control the cybersecurity plans and systems of its service providers, counterparties, and other third parties whose activities affect the Fund. The Fund and its shareholders could be negatively impacted as a result.
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Financials Sector Risk. Companies in the financials sector are subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge, the amount of capital and liquid assets they must maintain and, potentially, their size. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by such regulation. Increased risk taking by financial companies may also result in greater overall risk in the U.S. and global financials sector. The impact of changes in capital requirements, or recent or future regulation in various countries, on any individual financial company or on the financials sector as a whole cannot be predicted.
Certain risks may impact the value of investments in the financials sector more severely than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financials sector are exposed directly to the credit risk of their borrowers and counterparties, who may be leveraged to an unknown degree, including through swaps and other derivatives products. Financial services companies may have significant exposure to the same borrowers and counterparties, with the result that a borrower’s or counterparty’s inability to meet its obligations to one company may affect other companies with exposure to the same borrower or counterparty. This interconnectedness of risk may result in significant negative impacts to companies with direct exposure to the defaulting counterparty as well as adverse cascading effects in the markets and the financials sector generally. Companies in the financials sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades, adverse public perception and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. The financials sector is particularly sensitive to fluctuations in interest rates. The financials sector is also a target for cyberattacks. Cybersecurity incidents and technology malfunctions and failures have become increasingly frequent and have caused significant losses to companies in this sector, which may negatively impact the Fund. The extent to which the Fund may invest in a company that engages in securities-related activities or banking is limited by applicable law.
Geographic Risk. Some of the companies in which the Fund invests are located in parts of the world that have historically been prone to natural disasters, such as earthquakes, tornadoes, volcanic eruptions, droughts, floods, hurricanes or tsunamis, and are economically sensitive to environmental events. Any such event may adversely impact the economies of these geographic areas or business operations of companies in these geographic areas, causing an adverse impact on the value of the Fund.
Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds. The Index Provider’s substitution of bonds in the Underlying Index may occur,
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for example, when the time to maturity for the bond no longer matches the Underlying Index’s stated maturity guidelines.
Index-Related Risk. The Fund seeks to achieve a return that corresponds generally to the price and yield performance, before fees and expenses, of its Underlying Index as published by the Index Provider. There is no assurance that the Index Provider or its agents will construct or calculate the Underlying Index accurately. While the Index Provider describes what the Underlying Index is designed to achieve, neither the Index Provider nor its agents provide any warranty or accept any liability regarding the quality, accuracy or completeness of the Underlying Index or its related data, and they do not guarantee that the Underlying Index will be in line with the Index Provider’s methodology. BFA also does not provide any warranty or guarantee against the Index Provider’s or any agent’s errors.
The Index Provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor BFA can offer assurances that the Index Provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the Index Provider may not identify or correct them promptly or at all, particularly for indexes that are less commonly used as benchmarks. In addition, there may be heightened risks associated with the adequacy and reliability of information about emerging markets constituents, as such markets may have less information available or less regulatory oversight. Errors related to the Underlying Index may negatively or positively impact the Fund and its shareholders. For example, if the Underlying Index contains incorrect constituents, the Fund will have exposure to such constituents and will be underexposed to the Underlying Index’s other constituents. Shareholders should understand that any gains from the Index Provider’s errors will be kept by the Fund and its shareholders and any losses or costs from such errors will be borne by the Fund and its shareholders.
Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider and could cause the Index Provider to postpone a scheduled rebalance to the Underlying Index. This could cause the Underlying Index to vary from its normal or expected composition. If a scheduled rebalance is postponed, index constituents that would otherwise be removed at the rebalance (due to, for example, changes in market capitalization or issuer credit ratings) may remain, causing the performance and constituents of the Underlying Index to vary from those expected under normal conditions. In addition, to the extent circumstances evolve between periodic index reviews and reconstitutions, the Underlying Index may include constituents that do not align with its objective or selection criteria, and the Fund tracking the Underlying Index may be similarly affected.
In addition to scheduled rebalances, the Index Provider or its agents may carry out ad hoc index rebalances due to reaching certain weighting constraints, unusual market conditions, corporate events, or corrections of errors. The Fund will in turn rebalance its portfolio to attempt to increase the correlation between the portfolio and the
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Underlying Index. The Fund and its shareholders will directly bear any transaction costs and market exposure from such portfolio rebalancing. Therefore, index-related errors and ad hoc rebalances may increase the Fund’s costs and tracking error.
Interest Rate Risk. Changes in interest rates may have unpredictable effects on fixed-income markets and result in heightened market volatility and lower liquidity for certain instruments, all of which may adversely affect the Fund’s performance. Interest rate changes can be sudden and unpredictable and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for fixed-income securities.
When interest rates rise, the value of fixed-income securities or other instruments sensitive to interest rates typically decreases. A measure that investors commonly use to determine this price sensitivity is called duration. Fixed-income securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. For example, if a bond has a duration of five years and interest rates rise, the price of the bond will likely decline by a greater percentage than for a bond with a one-year duration. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer duration, rising interest rates may cause the value of the Fund’s investments to decline significantly, which would adversely affect the value of the Fund. Changes in prevailing interest rates, particularly sudden and significant changes, may lead to fluctuations in the value of floating rate debt securities, as the rates for those securities typically reset only periodically. In addition, decreases in market-making capacity for fixed-income dealers may lead to lower trading volume, heightened volatility, wider bid-ask spreads and less transparent pricing in certain fixed-income markets.
During periods of very low or negative interest rates, a Fund may be unable to maintain positive returns or pay dividends to shareholders. Under certain market conditions when interest rates are set at low levels and the market prices of portfolio securities have increased, a Fund may have a very low or even negative yield, which would cause the Fund to lose money in certain conditions and time periods.
Issuer Risk. The performance of a Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value of securities or other assets may decline, or perform differently from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.
Management Risk. The Fund is not actively managed and invests in securities or other assets included in, or representative of, its Underlying Index, regardless of their investment merits. The Fund may be affected by a general decline in market segments related to its Underlying Index, and BFA generally does not attempt to invest the Fund’s assets in defensive positions under any market conditions, including declining markets. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track its Underlying Index. Because BFA uses a representative sampling indexing strategy, the Fund will not fully replicate its Underlying Index and may hold securities or other assets not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment strategy, whose implementation is subject to a number of
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constraints, may not produce the intended results. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of its Underlying Index or that the Fund will achieve its investment objective.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a financial instrument or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the particular instrument or asset, or factors that affect one or more issuers, counterparties, exchanges, countries or other geographic units, markets, industries, or asset classes. Local, regional or global events such as war, acts of terrorism, pandemics or other public health issues, recessions, the prospect or occurrence of a sovereign default or other financial crisis, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV. Changes in market and economic conditions generally do not have the same impact on all types of instruments and assets.
Market Trading Risk. The Fund faces numerous market trading risks, any of which may lead to its shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to the NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund shares.
Absence of an Active Primary Market. Although Fund shares are listed for trading on one or more stock exchanges, there can be no assurance that an active primary trading market for Fund shares will develop or be maintained by market makers or Authorized Participants.
Secondary Listing Risks. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. Fund shares also may be available to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for exchange listing or market trading. The Fund’s shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information that is available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to create or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts to NAV than might be experienced at times when the Fund accepts creation and redemption orders. Securities held by the Fund may be traded in markets that close at a different time than an exchange on which Fund shares are traded. Liquidity in those securities may be reduced after the applicable closing time. As a result, during
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the time when the exchange is open but after the applicable market closing, fixing or settlement time, there may be wider bid/ask spreads on the exchange and a greater premium or discount to NAV.
In stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, and an investor may be unable to sell their Fund shares.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or for other reasons. In times of extraordinary market volatility, Fund shares may be subject to trading halts pursuant to “circuit breaker” rules of a stock exchange or market. If there is a trading halt or unanticipated closure of an exchange or market, an investor may be unable to purchase or sell Fund shares. In addition, if trading in certain securities or financial instruments is restricted, this may disrupt the Fund’s creation/redemption process, affect the price at which Fund shares trade in the secondary market, and result in the Fund being unable to trade certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio or accurately price its portfolio holdings and may incur substantial trading losses.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short. In addition, trading activity in derivative products based on the Fund may lead to increased trading volume and volatility in the secondary market for the shares of the Fund.
Fund Shares May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s portfolio holdings. The trading price of the Fund’s shares fluctuates throughout trading hours based on both market supply of and demand for Fund shares and the underlying value of the Fund’s portfolio holdings or NAV. As a result, the trading prices of the Fund’s shares may deviate significantly from NAV during times of market volatility, significant redemption requests, or other unusual market conditions
However, because Fund shares can be created and redeemed in Creation Units at NAV, BFA believes that large discounts or premiums to the Fund’s NAV are not likely to be sustained over the long term (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs). While the creation/redemption feature is designed to make it more likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or other market participants, and during periods of significant market volatility, may result in trading prices for shares of the Fund that differ significantly from its NAV. Authorized Participants may be less willing to create or redeem the Fund’s shares if there is a lack of an active market for such shares or the Fund’s underlying investments, which may contribute to the Fund’s shares trading at a premium or discount to NAV.
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Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling Fund shares through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “spread,” which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The spread varies over time for Fund shares based on trading volume and market liquidity. It is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. Increased market volatility also may cause wider spreads. In addition, there may be regulatory and other charges that are incurred as a result of trading activity. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results, and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.
National Closed Market Trading Risk. To the extent that securities or other assets held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between such asset’s current price and its last quoted price (i.e., the quote from the closed foreign market to the Fund). The impact of a closed foreign market on the Fund is likely to be greater where a large portion of the Fund’s holdings trade on a closed foreign market or when a foreign market is closed for unscheduled reasons. These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other funds.
Non-U.S. Issuers Risk. The Fund may invest in U.S. dollar-denominated bonds of non-U.S. corporate issuers. Securities issued by non-U.S. issuers have different risks from securities issued by U.S. issuers. These risks include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, uncertainties of transnational litigation, and potential restrictions on the flow of international capital, including the possible seizure or nationalization of the securities issued by non-U.S. issuers held by the Fund. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. Unfavorable political, economic or governmental developments in non-U.S. countries could affect the payment of a security’s principal and interest. Securities issued by non-U.S. issuers may also be less liquid than, and more difficult to value than, securities of U.S. issuers. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer’s local currency against the U.S. dollar.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA
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seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Privately Issued Securities Risk. The Fund may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S under the 1933 Act. Privately issued securities typically may be resold only to qualified institutional buyers, or in a privately negotiated transaction, or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund may find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s NAV due to the absence of an active trading market. There can be no assurance that a privately issued security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and its value may decline as a result.
Reliance on Trading Partners Risk. The economies of many countries or regions in which the Fund invests are highly dependent on trade with certain key trading partners. Reduction in spending on products and services by these key trading partners, institution of tariffs or other trade barriers or a slowdown in the economies of key trading partners may adversely affect the performance of any company in which the Fund invests and have a material adverse effect on the Fund’s performance.
Risk of Investing in Developed Countries. Investment in developed country issuers will subject the Fund to legal, regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries generally tend to rely on services sectors (e.g., the financial services sector) as the primary means of economic growth. A prolonged slowdown in one or more services sectors is likely to have a negative impact on economies of certain developed countries, although economies of individual developed countries can be impacted by slowdowns in other sectors. In the past, certain developed countries have been targets of terrorism, and some geographic areas in which the Fund invests have experienced strained international relations due to territorial disputes, historical animosities, defense concerns and other security concerns. These situations may cause uncertainty in the financial markets in these countries or geographic areas and may adversely affect the performance of the issuers to which the Fund has exposure. Heavy regulation of certain markets, including labor and product markets, may have an adverse effect on certain issuers. Such regulations may negatively affect economic growth or cause prolonged periods of recession. Many developed countries are heavily indebted and face rising healthcare and retirement expenses. In addition, price fluctuations of certain commodities and regulations impacting the import of commodities may negatively affect developed country economies.
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Risk of Investing in Russia. Investing in Russian securities involves significant risks, in addition to those described under “Risk of Investing in Emerging Markets” and “Non-U.S. Issuers Risk,” that are not typically associated with investing in U.S. securities, including:
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The risk of delays in settling portfolio transactions and the risk of loss arising out of the system of share registration and custody used in Russia;
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Risks in connection with the maintenance of the Fund’s portfolio securities and cash with foreign sub-custodians and securities depositories, including the risk that appropriate sub-custody arrangements will not be available to the Fund;
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The risk that the Fund’s ownership rights in portfolio securities could be lost through fraud or negligence because ownership in shares of Russian companies is recorded by the companies themselves and by registrars, rather than by a central registration system;
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The risk that the Fund may not be able to pursue claims on behalf of its shareholders because of the system of share registration and custody, and because Russian banking institutions and registrars are not guaranteed by the Russian government; and
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The risk that various responses by other nation-states to alleged Russian cyber activity will impact Russia’s economy and Russian issuers of securities in which the Fund invests.
Russian invasion of Ukraine. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions, including declines in its stock markets and the value of the ruble against the U.S. dollar, are impossible to predict, but could be significant. Disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, import and export restrictions, tariffs or cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians, may impact Russia’s economy, Russian issuers of securities in which the Fund invests, or the economies of Europe as a whole. Actual and threatened responses to Russian military action may also impact the markets for certain Russian commodities, such as oil and natural gas, as well as other sectors of the Russian economy, and are likely to have collateral impacts on such sectors across Europe and globally.
Russia Sanctions. Governments in the U.S. and many other countries (collectively, the “Sanctioning Bodies”) have imposed economic sanctions on certain Russian individuals, including politicians, and Russian corporate and banking entities, including banning Russia from global payments systems that facilitate cross-border payments. The Sanctioning Bodies, or others, could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the
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immediate freeze of Russian securities and/or funds invested in prohibited assets, impairing the ability of the Fund to buy, sell, receive or deliver those securities and/or assets.
The sanctions against certain Russian issuers include prohibitions on transacting in or dealing in issuances of debt or equity of such issuers. Compliance with each of these sanctions has and may continue to impair the ability of the Fund to buy, sell, hold, receive or deliver the affected securities or other securities of such issuers. If it becomes impracticable or unlawful for the Fund to hold securities subject to, or otherwise affected by, sanctions (collectively, “affected securities”), or if deemed appropriate by BFA, the Fund may prohibit in-kind deposits of the affected securities in connection with creation transactions and instead require a cash deposit, which may also increase the Fund's transaction costs. The Fund may also be legally required to freeze assets in a blocked account.
Sanctions have resulted in Russia taking counter measures or retaliatory actions, which has impaired the value and liquidity of Russian securities. These retaliatory measures include the immediate freeze of Russian assets held by the Fund. Due to the freeze of these assets, including depositary receipts, the Fund may need to liquidate non-restricted assets in order to satisfy any Fund redemption orders. The liquidation of Fund assets during this time may also result in the Fund receiving substantially lower prices for its securities. Russia may implement additional retaliatory measures, which may further impair the value and liquidity of Russian securities and the ability of the Fund to receive dividend payments. Recently, Russia has issued a number of countersanctions, some of which restrict the distribution of profits by limited liability companies (e.g., dividends), and prohibits Russian persons from entering into transactions with designated persons from “unfriendly states” as well as the export of raw materials or other products from Russia to certain sanctioned persons. Russian companies may be unable to pay dividends and, if they pay dividends, the Fund may be unable to receive them.
These sanctions, the decision by Russia to suspend trading on the Moscow Exchange (MOEX) and prohibit non-resident investors from executing security sales, and other events have led to changes in the Fund's Underlying Index. The Fund’s Index Provider has removed Russian securities from the Underlying Index. To the extent that the Fund rebalances its portfolio and trades in non-Russian securities to seek to track the investment results of the Underlying Index, this may result in transaction costs and increased tracking error. The Fund is currently restricted from trading in Russian securities, including those in its portfolio, while the Underlying Index has removed Russian securities. This disparity will also lead to increased tracking error. The inability of the Fund to trade in Russian securities may adversely affect the Fund’s ability to meet its investment objective. It is unknown when, or if, sanctions may be lifted or the Fund’s ability to trade in Russian securities will resume.
Also, if an affected security is included in the Fund's Underlying Index, the Fund may, where practicable, seek to eliminate its holdings of the affected security by employing or augmenting its representative sampling strategy to seek to track the investment results of its Underlying Index. The use of (or increased use of) a representative sampling strategy may increase the Fund’s tracking error risk. If the affected securities
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constitute a significant percentage of the Underlying Index, the Fund may not be able to effectively implement a representative sampling strategy, which may result in significant tracking error between the Fund’s performance and the performance of its Underlying Index.
Risk of Investing in Saudi Arabia. The ability of foreign investors (such as the Fund) to invest in the securities of Saudi Arabian issuers is relatively new. Such ability could be restricted by the Saudi Arabian government at any time, and unforeseen risks could materialize with respect to foreign ownership in such securities. In addition, the Saudi Arabian government places investment limitations on the ownership of Saudi Arabian issuers by foreign investors, including a limitation on the Fund’s ownership of any single issuer listed on the Saudi Arabian Stock Exchange, which may prevent the Fund from investing in accordance with its strategy and contribute to tracking error against the Underlying Index. Saudi Arabia is highly reliant on income from the sale of petroleum and trade with other countries involved in the sale of petroleum, and its economy is therefore vulnerable to changes in foreign currency values and the market for petroleum. As global demand for petroleum fluctuates, Saudi Arabia may be significantly impacted. Like most Middle Eastern governments, the government of Saudi Arabia exercises substantial influence over many aspects of the private sector. Although liberalization in the wider economy is underway, in many areas it has lagged significantly: restrictions on foreign ownership persist, and the government has an ownership stake in many key industries. The situation is exacerbated by the fact that Saudi Arabia is governed by an absolute monarchy. Saudi Arabia has historically experienced strained relations with economic partners worldwide, including other countries in the Middle East, due to geopolitical events. Governmental actions in the future could have a significant effect on economic conditions in Saudi Arabia, which could affect private sector companies and the Fund, as well as the value of securities in the Fund’s portfolio. Any economic sanctions on Saudi Arabian individuals or Saudi Arabian corporate entities, or even the threat of sanctions, may result in the decline of the value and liquidity of Saudi Arabian securities, a weakening of the Saudi riyal or other adverse consequences to the Saudi Arabian economy. In addition, Saudi Arabia’s economy relies heavily on cheap, foreign labor, and changes in the availability of this labor supply could have an adverse effect on the economy.
Investments in the securities of Saudi Arabian issuers involve risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of the Fund’s investments. Such heightened risks may include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, crime and instability as a result of religious, ethnic and/or socioeconomic unrest. Although the political situation in Saudi Arabia is largely stable, Saudi Arabia has historically experienced political instability, and there remains the possibility that instability in the larger Middle East region could adversely impact the economy of Saudi Arabia. Political instability in the larger Middle East region has caused significant disruptions to many industries. Continued political and social unrest in these areas may negatively affect the value of securities in the Fund’s portfolio.
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Risk of Investing in the U.S. Investing in U.S. issuers involves legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. A decrease in imports or exports, changes in trade regulations, inflation, an economic recession, financial system stress, or political turmoil, among other risks, may have an adverse effect on the U.S. economy and the securities listed on U.S. exchanges. The U.S. is also subject to the risk of natural disasters, such as droughts, earthquakes, fires and floods. U.S. security risks include acts of terrorism, internal unrest and a deterioration in relations between the U.S. and certain countries. Any of these may adversely affect the U.S. economy, financial markets or issuers.
Governmental agencies project that the U.S. will maintain elevated public debt levels for the foreseeable future. Although elevated debt levels do not necessarily indicate or cause economic problems, the costs of servicing such debt may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. BlackRock Institutional Trust Company, N.A. (“BTC”), which is the securities lending agent for the iShares/BlackRock ETFs, will take into account the tax impact to Fund shareholders of substitute payments for dividends when managing the securities lending program.
Security Risk. Some geographic areas in which the Fund invests have experienced acts of terrorism and strained international relations due to territorial disputes, historical animosities, defense concerns and other security concerns. These situations may cause uncertainty in the markets of these geographic areas and may adversely affect their economies.
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund's valuation of a security at the time of calculation of the Fund's NAV), transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses,
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while the Underlying Index does not. BFA EXPECTS THAT THE FUND WILL EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX ETFs.
U.S. Economic Risk. The U.S. is a significant trading partner of, or foreign investor in, a number of countries. As a result, the economic conditions of such countries may be particularly affected by changes in the U.S. economy, such as a decrease in U.S. imports or exports, changes in trade regulations, changes in the U.S. dollar exchange rate or an economic slowdown in the U.S. Any such event may have an adverse effect on the economies of U.S. trading partners and the securities issuers in such countries, which in turn could negatively impact a Fund’s investments. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system.
Valuation Risk. The price that the Fund could receive upon the sale (or other disposition) of a security or other asset may differ from the Fund’s valuation of the security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology. The price received by the Fund also may differ from the value used by the Underlying Index (if applicable). Because non-U.S. exchanges or markets may be open on days or during time periods when the Fund does not price its shares, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when investors are not able to purchase or sell Fund shares.
In addition, for purposes of calculating the Fund's NAV, the value of assets denominated in non-U.S. currencies (if any) is translated into U.S. dollars at the prevailing market rates. This translation may result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index. Authorized Participants that create or redeem Fund shares on days when the Fund is holding fair-valued securities or other assets may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the securities or other assets not been fair valued or been valued using a different methodology. The ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies. The order of the below risk factors does not indicate the significance of any particular risk factor.
Close-Out Risk for Qualified Financial Contracts. Regulations adopted by global prudential regulators require counterparties that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency forwards
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and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent a Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and also prohibit a Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit risk and other risks to a Fund.
Custody Risk. Custody risk refers to the risks inherent in the process of clearing and settling trades, as well as the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets may make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets. In general, the less developed a country’s securities markets are, the higher the degree of custody risk.
Energy Sector Risk. The market value of securities issued by companies in the energy sector may decline for the following reasons, among others: changes in and volatility of global energy prices, energy supply and demand, and spending on exploration and production of energy sources (including costs related to the transition to low carbon alternatives or clean energy); exchange rates, interest rates, economic conditions, and tax treatment; changes in the actual or perceived availability of oil or other resource deposits; the enactment or cessation of trade sanctions or import controls; war or other geopolitical conflicts; negative perception; increased litigation; energy conservation efforts; energy infrastructure developments or service failures; and increased competition and technological advances. There may also be increased impacts on the value of the investments in the Fund as a result of geographic concentration in locations where the value of the investments in the Fund may be more susceptible to adverse physical climate events, as well as social and governance factors. Companies in this sector may be subject to substantial government regulation and contractual fixed pricing, which may increase the cost of doing business and limit the earnings of these companies. A significant portion of the revenues of these companies may depend on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of companies in this sector.
Energy companies may also operate in, or engage in transactions involving, countries that have less developed regulatory regimes or a history of expropriation, confiscation of assets, foreign investment restrictions, nationalization or other adverse policies or that are at greater risk of political and social unrest, coups or labor disruptions. Energy companies also face a significant risk of liability from accidents resulting in injury or loss of life or property, pollution or other environmental problems, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, cyber incident, political strife or natural disasters. Any such event could have serious consequences for the general population of the affected area and could have an adverse impact on the Fund’s portfolio and the performance of the Fund. Energy companies may have relatively high levels of debt and may be more likely than other companies to restructure their businesses if there are downturns in energy markets or
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in the global economy. Energy production companies, especially those for oil and gas, may also have to contend with service disruptions, pipeline and equipment leaks and ruptures, explosions, fires, unscheduled downtime, transportation interruptions, discharges or releases of toxic or hazardous gases and other environmental risks.
The energy sector may experience significant market volatility. For example, Russia’s large-scale invasion of Ukraine on February 24, 2022 led to disruptions and increased volatility in the energy and commodity futures markets due to actual and potential disruptions in the supply and demand for certain commodities, including oil and natural gas. The U.S. and other actors have, in response, enacted various sanctions and restrictions on business dealings with Russia, which include restrictions on imports of oil, natural gas and coal. The effect of the current sanctions and restrictions, as well as the extent and duration of the Russian military action, additional sanctions and associated market disruptions on the energy sector, are impossible to predict and depend on a number of factors. The effect of these events or any related developments could be significant and may have a severe adverse effect on the performance of the Fund.
European Economic Risk. The Economic and Monetary Union (the “eurozone”) of the European Union (the “EU”) requires compliance by member states that are members of the eurozone with restrictions on inflation rates, deficits, interest rates and debt levels, as well as fiscal and monetary controls, each of which may significantly affect every country in Europe, including those countries that are not members of the eurozone. Additionally, European countries outside of the eurozone may present economic risks that are independent of the indirect effects that eurozone policies have on them. In particular, the United Kingdom's (the “U.K.”) economy may be affected by global economic, industrial and financial shifts. Changes in imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of eurozone countries), the default or threat of default by an EU member state on its sovereign debt and/or an economic recession in an EU member state may have a significant adverse effect on the economies of other EU member states and their trading partners. The European financial markets have historically experienced volatility and adverse trends due to concerns about economic downturns or government debt levels in several European countries, including, but not limited to, Austria, Belgium, Cyprus, France, Greece, Ireland, Italy, Portugal, Spain and Ukraine. These events have affected and may in the future adversely affect the exchange rate of the euro and may significantly affect European countries.
Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest, may limit future growth and economic recovery or may have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The U.K. left the EU (“Brexit”) on January 31, 2020. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets.
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The national politics of countries in Europe have been unpredictable and subject to influence by disruptive political groups and ideologies, including, for example, secessionist movements. The governments of European countries may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe or war in the region could also impact financial markets. The impact of these events is not clear but could be significant and far-reaching and could adversely affect the value and liquidity of the Fund's investments.
Russian Invasion of Ukraine. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions, including declines in its stock markets and the value of the ruble against the U.S. dollar, are impossible to predict, but could be significant. Disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, import and export restrictions, tariffs or cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians, may impact Russia's economy, Russian issuers of securities in which the Fund invests, or the economies of Europe as a whole. Actual and threatened responses to Russian military action may also impact the markets for certain Russian commodities, such as oil and natural gas, as well as other sectors of the Russian economy, and are likely to have collateral impacts on such sectors across Europe and globally.
Healthcare Sector Risk. The profitability of companies in the healthcare sector may be adversely affected by the following factors, among others: extensive government regulations, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, changes in the demand for medical products and services, a limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection. The expiration of a company’s patents may adversely affect that company’s profitability. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. The U.S. Inflation Reduction Act of 2022 allows for the negotiation of prescription drug prices on behalf of Medicare recipients, which may result in reduced prescription prices. This could reduce some healthcare companies’ overall profitability. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and such efforts ultimately may be unsuccessful. Companies in the healthcare sector may be thinly capitalized and may be susceptible to product obsolescence. In addition, a number of legislative proposals concerning healthcare have been considered by the U.S. Congress in recent years. It is unclear what proposals will ultimately be enacted, if any, and what effect they may have on companies in the healthcare sector.
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Illiquid Investments Risk. The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and any security or instrument held by the Fund may be deemed an illiquid investment pursuant to the Fund’s liquidity risk management program. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. An investment may be illiquid due to, among other things, the reduced number and capacity of traditional market participants to make a market in securities or instruments, the lack of an active market for such securities or instruments, capital controls, delays or limits on repatriation of local currency, or insolvency of local governments. To the extent that the Fund invests in securities or instruments with substantial market and/or credit risk, the Fund will tend to have increased exposure to the risks associated with illiquid investments. Illiquid investments may be harder to value, especially in changing markets. Although the Fund primarily seeks to redeem shares of the Fund on an in-kind basis, if the Fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the Fund may be greater than normal. Other market participants may be attempting to liquidate holdings at the same time as the Fund, causing increased supply of the Fund’s underlying investments in the market and contributing to illiquid investments risk and downward pricing pressure. In addition, if the Fund is limited in its ability to sell illiquid investments during periods when shareholders are redeeming their shares, the Fund will need to sell liquid securities to meet redemption requests and illiquid securities will become a larger portion of the Fund’s holdings. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund's NAV.
Large Shareholder and Large-Scale Redemption Risk. Certain shareholders of the Fund, including an Authorized Participant, a third-party investor, the Fund’s adviser, an affiliate of the Fund’s adviser, a market maker, or another entity, may from time to time own or manage a substantial amount of Fund shares or may hold their investment in the Fund for a limited period of time. These shareholders may also pledge or loan Fund shares (to secure financing or otherwise), which may result in the shares becoming concentrated in another party. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment or that the size of the Fund would be maintained. Redemptions of a large number of Fund shares may adversely affect the Fund’s liquidity and net assets. To the extent the Fund permits redemptions in cash, these redemptions may force the Fund to sell portfolio securities
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or other assets when it might not otherwise do so, which may negatively impact the Fund’s NAV, have a material effect on the market price of Fund shares, increase the Fund’s brokerage costs, accelerate the realization of taxable income and/or capital gains, and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such tax year. The Fund also may be required to sell its more liquid investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price.
To the extent these large shareholders transact in Fund shares on the secondary market, such transactions may account for a large percentage of the trading volume for Fund shares and may, therefore, have a material upward or downward effect on the market price of the shares. In addition, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, diluting its investment returns.
Privatization Risk. Some countries in which the Fund invests have privatized, or have begun the process of privatizing, certain entities and industries. Newly privatized companies may face strong competition from government-sponsored competitors that have not been privatized. In some instances, investors in newly privatized entities have suffered losses due to the inability of the newly privatized entities to adjust quickly to a competitive environment or changing regulatory and legal standards or, in some cases, due to re-nationalization of such privatized entities. There is no assurance that similar losses will not recur.
Risk of Investing in Emerging Markets. Investments in emerging market issuers are subject to a greater risk of loss than investments in issuers located or operating in more developed markets. This is due to, among other things, the potential for greater market volatility, lower trading volume, higher levels of inflation, social, political or economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments in emerging market countries than are typically found in more developed markets.
Some countries in which the Fund may invest may experience economic instability, including instability resulting from substantial rates of inflation or significant devaluations of their currency, or economic recessions, which would have a negative effect on the economies and securities markets of their economies. Some of these countries may also impose restrictions on the exchange or export of currency or adverse currency exchange rates and may be characterized by a lack of available currency hedging instruments.
Disparities of wealth, the pace and success of democratization and ethnic, religious and racial disaffection, among other factors, may exacerbate social unrest, violence and labor unrest in some of the countries in which the Fund may invest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses.
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Companies in many emerging markets are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in more developed countries, and as a result, information about the securities in which the Fund invests may be less reliable or complete. Moreover, emerging markets often have less reliable securities valuations and greater risks associated with custody of securities than developed markets. There may be significant obstacles to obtaining information necessary for investigations into or litigation against companies and shareholders may have limited legal remedies. The Fund is not actively managed and does not select investments based on investor protection considerations.
In addition, emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging market countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment. Chronic structural public sector deficits in some countries in which the Fund may invest may adversely impact securities held by the Fund.
Local securities markets in emerging market countries may trade a small number of securities and may be unable to respond effectively to changes in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times. Settlement procedures in emerging market countries are frequently less developed and reliable than those in the U.S. (and other developed countries). In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could have an adverse effect on the Fund in seeking to achieve its investment objective.
There could be additional impacts on the value of the Fund as a result of sustainability risks, in particular those caused by environmental changes related to climate change, social issues (including relating to labor rights) and governance risk (including but not limited to risks around board independence, ownership and control, or audit and tax management). Additionally, disclosures or third-party data coverage associated with sustainability risks is generally less available or transparent in these markets.
Investing in emerging market countries involves a higher risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested in certain emerging market countries. As a result, investments in certain countries in which the Fund may invest may be subject to loss due to expropriation or nationalization of assets and property or the imposition of restrictions on foreign investments and repatriation of capital.
Sustainability Risk. Sustainability risk is an inclusive term to designate investment risk (probability or uncertainty of occurrence of material losses relative to the expected return of an investment) that relates to environmental, social or governance issues.
Sustainability risk around environmental issues includes, but is not limited to, climate risk, both physical and transition risk. Physical risk arises from the physical effects of climate change, acute or chronic. For example, frequent and severe climate-related events can impact products and services and supply chains. Transition risk – whether
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policy, technology, market or reputation risk – arises from the adjustment to a low-carbon economy in order to mitigate climate change. Risks related to social issues can include, but are not limited to, labor rights and community relations. Governance-related risks can include but are not limited to risks around board independence, ownership and control, and audit and tax management. These risks can impact an issuer’s operational effectiveness and resilience as well as its public perception and reputation, affecting its profitability and, in turn, its capital growth and ultimately impacting the value of holdings in a Fund.
These are only examples of sustainability risk factors, and sustainability risk factors do not solely determine the risk profile of the investment. The relevance, severity, materiality and time horizon of sustainability risk factors and other risks can differ significantly across Funds.
Sustainability risk can manifest itself through different existing risk types including, but not limited to, market, liquidity, concentration, credit and asset-liability mismatch risk. For example, a Fund may invest in the securities of an issuer that could face potentially reduced revenues or increased expenditures from physical climate risk (e.g., decreased production capacity due to supply chain perturbations, lower sales due to demand shocks or higher operating or capital costs) or transition risk (e.g., decreased demand for carbon-intensive products and services or increased production costs due to changing input prices). As a result, sustainability risk factors may have a material impact on an investment, may increase volatility, may affect liquidity and may have an adverse impact on the value of shares of a Fund.
The impact of those risks may be higher for Funds with particular sectoral or geographic concentrations. For example, Funds with geographic concentration in locations susceptible to adverse weather conditions where the value of the investments in the Funds may be more susceptible to adverse physical climate events, or Funds with specific sectoral concentrations, such as investing in industries or issuers with high carbon intensity or high switching costs associated with the transition to low carbon alternatives, may be more impacted by climate transition risks.
All or a combination of these factors may have an unpredictable impact on a Fund’s investments. Under normal market conditions, such events could have a material impact on the value of shares of a Fund.
Assessments of sustainability risk are specific to the asset class and to a fund’s investment objective. Different asset classes require different data and tools to apply heightened scrutiny, assess materiality, and make meaningful differentiation among issuers and assets. To the extent consistent with a Fund’s investment objective, risks are considered and risk managed concurrently, by prioritizing in part based on materiality and on the Fund’s objective.
The impacts of sustainability risk are likely to develop over time, and new sustainability risks may be identified as further data and information regarding sustainability factors and impacts become available.
Technology Companies Risk. Technology companies and companies that rely heavily on technological advances may have limited product lines, markets, financial resources and personnel. These companies may face rapid product obsolescence as well as
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unexpected risks and costs related to new product introduction and technological developments, such as artificial intelligence and machine learning. Technology companies may be adversely affected by disruptions to supply chains and distribution networks as well as issues at third-party partners. They are heavily dependent on patent and other intellectual property rights, and the loss or impairment of these rights may adversely affect their profitability. Technology companies may face increased government scrutiny and may be subject to adverse government or legal action. These companies also may be adversely affected by, among other things, actual or perceived security vulnerabilities or other defects in their products and services, which may result in lawsuits, government enforcement actions and other remediation costs.
Threshold/Underinvestment Risk. If certain aggregate and/or fund-level ownership thresholds are reached through transactions undertaken by BFA, its affiliates or the Fund, or as a result of third-party transactions or actions by an issuer or regulator, the ability of BFA and its affiliates on behalf of clients (including the Fund) to purchase or dispose of investments, exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. The capacity of the Fund to invest in certain securities or other assets may be affected by the relevant threshold limits, and such limitations may have adverse effects on the liquidity and performance of the Fund’s portfolio holdings. To the extent a Fund tracks an index, such limits may increase the risk of the Fund being underinvested in an asset relative to its Underlying Index and increase the risk of tracking error.
For example, ownership limits may apply to securities whose issuers operate in certain regulated industries or in certain international markets. Such limits also may apply where the investing entity (such as the Fund) is subject to corporate or regulatory ownership restrictions or invests in certain futures or other derivative transactions. In certain circumstances, aggregate and/or fund-level amounts invested or voted by BFA and its affiliates for their proprietary accounts and for client accounts (including the Fund) may not exceed the relevant limits without the grant of a license or other regulatory or corporate consent. In other cases, exceeding such thresholds may cause BFA and its affiliates, the Fund or other client accounts to suffer disadvantages or business restrictions.
Utilities Sector Risk. Companies in the utilities sector may be adversely affected by changes in exchange rates, domestic and international competition, and governmental limitations on rates charged to consumers. The value of regulated utility debt securities (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates. Deregulation may subject utility companies to greater competition and may adversely affect their profitability. Federal legislation may facilitate the construction of electric transmission lines not only by public utilities but also by independent transmission developers, which could increase competition in the wholesale electricity markets. As deregulation allows utility companies to diversify outside of their original geographic regions and their traditional lines of business, utility companies may engage in riskier ventures. In addition, deregulation may eliminate restrictions on the profits of certain utility companies, but may also subject these companies to greater risk of loss. Companies in the utilities industry may have difficulty obtaining an adequate return on invested capital, raising capital, or financing
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large construction projects during periods of inflation or unsettled capital markets; face restrictions on operations and increased cost and delays attributable to environmental considerations and regulation; find that existing plants, equipment or products have been rendered obsolete by technological innovations; or be subject to increased costs because of the scarcity of certain fuels or the effects of man-made or natural disasters. Existing and future regulations or legislation may make it difficult for utility companies to operate profitably. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. There is no assurance that regulatory authorities will grant rate increases in the future or that such increases will be adequate to permit the payment of coupon payments on bonds issued by such company. Energy conservation and changes in climate policy may also have a significant adverse impact on the revenues and expenses of utility companies.
Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The Fund discloses its portfolio holdings daily at www.iShares.com. Fund fact sheets providing information regarding the Fund's top holdings are posted on www.iShares.com when available and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Fund. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, and litigation expenses and any extraordinary expenses (as determined by a majority of the Trustees who are not “interested persons” of the Trust). Operating expenses paid by BFA under the Investment Advisory Agreement exclude acquired fund fees and expenses, if any.
For its investment advisory services to the Fund, BFA is paid a management fee from the Fund calculated based on the aggregate average daily net assets of the following iShares funds: iShares 1-5 Year Investment Grade Corporate Bond ETF, iShares 5-10 Year Investment Grade Corporate Bond ETF, iShares 10+ Year Investment Grade Corporate Bond ETF, iShares Biotechnology ETF, iShares Cohen & Steers REIT ETF, iShares iBoxx $ Investment Grade Corporate Bond ETF, iShares MBS ETF, iShares
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Russell 1000 Growth ETF, iShares Russell 1000 Value ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap Value ETF, iShares S&P Mid-Cap 400 Growth ETF and iShares TIPS Bond ETF.
The management fee for the Fund equals the ratio of the Fund’s net assets over the aggregate net assets of the above iShares funds multiplied by 0.0400% per annum of the aggregate net assets. For the fiscal year ended February 29, 2024, BFA was paid a management fee from the Fund, as a percentage of the Fund’s average daily net assets, at the annual rate of 0.04%.
BFA may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”). As of March 31, 2024, BFA and its affiliates provided investment advisory services for assets of approximately $10.5 trillion. BFA and its affiliates trade and invest for their own accounts in the actual securities and types of securities in which the Fund may also invest, which may affect the price of such securities.
A discussion regarding the basis for the approval by the Trust's Board of Trustees (the “Board”) of the Investment Advisory Agreement with BFA is available in the Fund's Semi-Annual Report for the period ended August 31.
Portfolio Managers. James Mauro and Karen Uyehara are primarily responsible for the day-to-day management of the Fund. The Portfolio Managers are responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their respective portfolio management teams to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of their respective portfolio management teams who have more limited responsibilities.
James Mauro has been employed by BFA or its affiliates as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since 2011.
Karen Uyehara has been employed by BFA or its affiliates as a senior portfolio manager since 2010. Prior to that, Ms. Uyehara was a portfolio manager at Western Asset Management Company (WAMCO). Ms. Uyehara has been a Portfolio Manager of the Fund since 2021.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company is the administrator, custodian and transfer agent for the Fund. JPMorgan Chase Bank, N.A. serves as custodian for the Fund in connection with certain securities lending activities.
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Conflicts of Interest. The investment activities of BFA and its affiliates (including BlackRock and its subsidiaries (collectively, the “Affiliates”)), and their respective directors, officers or employees, in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and its Affiliates provide investment management services to other funds and discretionary managed accounts that may follow investment programs similar to that of the Fund. BFA and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more Affiliates act, or may act, as an investor, research provider, investment manager, commodity pool operator, commodity trading advisor, financier, underwriter, adviser, trader, lender, index provider, agent and/or principal, and have other direct and indirect interests in securities, currencies, commodities, derivatives and other instruments in which the Fund may directly or indirectly invest. The Fund may invest in securities of, or engage in other transactions with, companies with which an Affiliate has significant debt or equity investments or other interests. The Fund may also invest in issuances (such as structured notes) by entities for which an Affiliate provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. The Fund also may invest in securities of, or engage in other transactions with, companies for which an Affiliate provides or may in the future provide research coverage. An Affiliate may have business relationships with, and purchase or distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund. This may include transactions in securities issued by other open-end and closed-end investment companies (which may include investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”)). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate having positions in certain securities that are senior or junior to, or have interests different from or adverse to, the securities that are owned by the Fund.
Neither BlackRock nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. The results of the Fund's investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by BlackRock or an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
In addition, the Fund may, from time to time, enter into transactions in which BFA or an Affiliate or its or their directors, officers, employees or clients have an adverse interest.
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Furthermore, transactions undertaken by clients advised or managed by BFA or its Affiliates may adversely impact the Fund. Transactions by one or more clients or by BFA or its Affiliates or their directors, officers or employees may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to BFA or one or more Affiliates and/or their internal policies designed to comply with such restrictions.
Under a securities lending program approved by the Board, the Fund has retained BTC, an Affiliate of BFA, to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the securities lending agent will receive a fee from the Fund based on the returns earned on the Fund’s lending activities, including investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
Under an ETF Services Agreement, the Fund has retained BlackRock Investments, LLC (the “Distributor” or “BRIL”), an Affiliate of BFA, to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units of the Fund (“ETF Services”). BRIL will retain a portion of the standard transaction fee received from Authorized Participants on each creation or redemption order from the Authorized Participant for the ETF Services provided. BlackRock collaborated with, and received payment from, Citibank, N.A. (“Citibank”) on the design and development of the ETF Services platform. Citibank may have, or from time to time may develop, additional relationships with BlackRock or funds managed by BFA and its affiliates.
It is also possible that, from time to time, BlackRock and/or its advisory clients (including other funds and separately managed accounts) may, subject to compliance with applicable law, purchase and hold shares of the Fund. The price, availability, liquidity, and (in some cases) expense ratio of the Fund may be impacted by purchases and sales of the Fund by BlackRock and/or its advisory clients.
The activities of BFA and its Affiliates and their respective directors, officers or employees may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant may
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engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange or otherwise in the secondary market. The Fund's shares trade under the ticker symbol “IGSB.”
Buying or selling Fund shares on an exchange or other secondary market involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you may incur a brokerage commission and other charges. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The Fund's spread may also be impacted by the liquidity or illiquidity of the underlying securities held by the Fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities.
The Fund does not impose restrictions on the frequency of purchases and redemptions of Fund shares directly with the Fund. The Board determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of Fund shares because the Fund generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. However, the Fund has taken certain measures (e.g., imposing transaction fees on purchases and redemptions of Creation Units and reserving the right to reject purchases of Creation Units under certain circumstances) to minimize the potential consequences of frequent cash purchases and redemptions by Authorized Participants, such as increased tracking error, disruption of portfolio management, dilution to the Fund, and/or increased transaction costs. Further, the vast majority of trading in Fund shares occurs on the secondary market, which does not involve the Fund directly, and such trading is unlikely to cause many of the harmful effects of frequent cash purchases or redemptions of Fund shares.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is Nasdaq.
Section 12(d)(1) of the 1940 Act generally restricts investments by investment companies, including foreign and unregistered investment companies, in the securities of other investment companies. For example, a registered investment company (the
29

“Acquired Fund”), such as the Fund, may not knowingly sell or otherwise dispose of any security issued by the Acquired Fund to any investment company (the “Acquiring Fund”) or any company or companies controlled by the Acquiring Fund if, immediately after such sale or disposition: (i) more than 3% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and any company or companies controlled by the Acquiring Fund, or (ii) more than 10% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and other investment companies and companies controlled by them. However, registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) in reliance on Rule 12d1-4 under the 1940 Act, the registered investment company must, among other things, enter into an agreement with the Trust. Foreign investment companies are permitted to invest in the Fund only up to the limits set forth in Section 12(d)(1), subject to any applicable SEC no-action relief.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of, and holds legal title to, all outstanding shares of the Fund.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as the supply of and demand for ETF shares and underlying securities held by the Fund, economic conditions and other factors.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the close of regular trading hours of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund is determined pursuant to BFA’s valuation policies and procedures. BFA has been
30

designated by the Board as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act.
The Fund values fixed-income portfolio securities using last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Fund's approved independent third-party pricing services, each in accordance with BFA's valuation policies and procedures. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller odd lot sizes. Odd lots often trade at lower prices than institutional round lots. An amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless BFA determines in good faith that such method does not represent fair value.
Generally, trading in non-U.S. securities and money market instruments is substantially completed each day at various times prior to the close of regular trading hours of the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, BFA will fair value the Fund’s investments in accordance with its policies and procedures. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of trading or other reasons, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, when there is a significant event subsequent to the most recent market quotation, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available. A “significant event” is deemed to occur if BFA determines, in its reasonable business judgment prior to or at the time of pricing the Fund’s assets or liabilities, that the event is likely to cause a material change to the last exchange closing price or closing market price of one or more assets held by, or liabilities of, the Fund.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
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Dividends and Distributions.
General Policies. Dividends from net investment income, if any, generally are declared and paid at least once a year by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Note on Tax Information. The following sections summarize some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Certain states and localities may exempt from tax distributions attributable to interest from U.S. federal government obligations. Consult your personal tax advisor about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, in which case your distributions generally will be taxable when withdrawn, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Long-term capital gains are eligible for taxation at a maximum rate of 15% or 20% for non-corporate shareholders, depending on whether their income
32

exceeds certain threshold amounts. Distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married and filing jointly) and of estates and trusts. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
You may lose the ability to use foreign tax credits passed through by the Fund if your Fund shares are loaned out pursuant to a securities lending agreement.
If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
Dividends, interest and capital gains earned by the Fund with respect to securities issued by non-U.S. issuers may give rise to withholding, capital gains and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the total assets of the Fund at the close of a year consists of non-U.S. stocks or securities (generally, for this purpose, depositary receipts, no matter where traded, of non-U.S. companies are treated as “non-U.S.”), generally the Fund may “pass through” to you certain non-U.S. income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.
For purposes of foreign tax credits for U.S. shareholders of the Fund, foreign capital gains taxes may not produce associated foreign source income, limiting the availability of such credits for U.S. persons.
If you are neither a resident nor a citizen of the U.S. or if you are a non-U.S. entity (other than a pass-through entity to the extent owned by U.S. persons), the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.
Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account
33

holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information concerning their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership, unless certain exceptions apply.
If you are a resident or a citizen of the U.S., by law, backup withholding at a 24% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes When Shares Are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. Each “creator” or authorized participant (an “Authorized Participant”) has entered into an agreement with the Fund's Distributor, an affiliate of BFA. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units.
A creation transaction, which is subject to acceptance by the Distributor and the Fund, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities, assets or other positions (a “creation basket”), and an amount of cash (including any cash representing the value of substituted securities, assets or other positions), if any, which together approximate the holdings of the Fund in exchange for a specified number of Creation Units. Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities, assets or other positions (a “redemption basket”) held by the Fund and an amount of cash (including any portion of such securities for which cash may be substituted). The Fund may, in certain circumstances, offer Creation Units partially or solely for cash.
34

Except when aggregated in Creation Units, shares are not redeemable by the Fund. Creation and redemption baskets may differ and the Fund will accept “custom baskets.” More information regarding custom baskets is contained in the Fund's SAI.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
Only an Authorized Participant may create or redeem Creation Units with the Fund. Authorized Participants may create or redeem Creation Units for their own accounts or for customers, including, without limitation, affiliates of the Fund.
In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined in Rule 144A under the 1933 Act, will not be able to receive restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant that has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
35

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 50 Hudson Yards, New York, NY 10001.
BFA or its affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, data provision services, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments or other financial incentives it is eligible to receive. Therefore, such payments or other financial incentives offered or made to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its affiliates.
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Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)

	iShares 1-5 Year Investment Grade Corporate Bond ETF
	Year Ended 02/29/24	Year Ended 02/28/23	Year Ended 02/28/22	Year Ended 02/28/21	Year Ended 02/29/20
Net asset value, beginning of year	$49.89	$52.72	$54.88	$54.36	$52.28
Net investment income(a)	1.71	1.11	0.81	1.19	1.64
Net realized and unrealized gain(b)	1.18	(2.86)	(2.02)	0.60	2.08
Net increase from investment operations	2.89	(1.75)	(1.21)	1.79	3.72
Distributions(c)
From net investment income	(1.71)	(1.07)	(0.86)	(1.27)	(1.64)
From net realized gain	—	(0.01)	(0.09)	—	—
Total distributions	(1.71)	(1.08)	(0.95)	(1.27)	(1.64)
Net asset value, end of year	$51.07	$49.89	$52.72	$54.88	$54.36
Total Return(d)
Based on net asset value	5.91%	(3.32)%	(2.20)%	3.32%	7.21%
Ratios to Average Net Assets(e)
Total expenses	0.04%	0.05%	0.06%	0.06%	0.06%
Net investment income	3.39%	2.21%	1.50%	2.18%	3.08%
Supplemental Data
Net assets, end of year (000)	$21,351,663	$24,248,111	$22,436,202	$22,726,686	$14,260,460
Portfolio turnover rate(f)	25%	26%	30%	29%	38%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f) Portfolio turnover rate excludes in-kind transactions, if any.
37

Index Provider
The Underlying Index is owned, maintained and administered by IDI. IDI is not affiliated with the Trust, BFA, the Distributor or any of their respective affiliates.
BFA or its affiliates have entered into a license agreement with the Index Provider to use the Underlying Index. BFA, or its affiliates, sublicenses rights in the Underlying Index to the Trust at no charge.
Disclaimers
ICE® is a registered trademark of IDI or its affiliates and BofA® is a registered trademark of BofA licensed by BofA and its affiliates and may not be used without BofA’s prior written approval. These trademarks have been licensed, along with the Underlying Index, for use by BlackRock, Inc. and its affiliates (“BlackRock”) in connection with the Fund. Neither BlackRock, Inc., the Trust nor the Fund, as applicable, is sponsored, endorsed, sold or promoted by IDI, its affiliates or its third party suppliers (“IDI and its Suppliers”). IDI and its Suppliers make no representations or warranties regarding the advisability of investing in securities generally, in the Fund particularly, the Trust or the ability of the Underlying Index to track general market performance. IDI’s only relationship to BlackRock is the licensing of certain trademarks and trade names and the Underlying Index or components thereof. The Underlying Index is determined, composed and calculated by IDI without regard to BlackRock or the Fund or its holders. IDI has no obligation to take the needs of BlackRock or the holders of the Fund into consideration in determining, composing or calculating the Underlying Index. IDI is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be priced, sold, purchased, or redeemed. Except for certain custom index calculation services, all information provided by IDI is general in nature and not tailored to the needs of BlackRock or any other person, entity or group of persons. IDI has no obligation or liability in connection with the administration, marketing, or trading of the Fund. IDI is not an investment adviser. Inclusion of a security within an index is not a recommendation by IDI to buy, sell, or hold such security, nor is it considered to be investment advice.
IDI AND ITS SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE UNDERLYING INDEX, INDEX DATA AND ANY INFORMATION INCLUDED IN, RELATED TO, OR DERIVED THEREFROM (“INDEX DATA”). IDI AND ITS SUPPLIERS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE UNDERLYING INDEX AND THE INDEX DATA, WHICH ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK.
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The past performance of the Underlying Index is not a guide to future performance. BFA and its affiliates do not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA and its affiliates shall have no liability for any errors, omissions or interruptions therein. BFA and its affiliates make no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA or its affiliates have any liability for any special, punitive, direct, indirect, consequential or any other damages (including lost profits), even if notified of the possibility of such damages.
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Want to know more?
iShares.com  | 1-800-474-2737
Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at www.iShares.com. Copies of the Prospectus, SAI, shareholder reports and other information, as applicable and when available, can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is, or will be, available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual Report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 1 University Square Drive, Princeton, NJ 08540
Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
©2024 BlackRock, Inc. All rights reserved. iSHARES® and BLACKROCK®are registered trademarks of BFA and its affiliates. All other marks are the property of their respective owners.
Investment Company Act File No.: 811-09729
IS-P-IGSB-0624

June 28, 2024

2024 Prospectus
iShares Trust
• iShares 3-7 Year Treasury Bond ETF | IEI | NASDAQ

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

ICE® is a trademark of ICE Data Indices, LLC or its affiliates and has been licensed for use for certain purposes by BlackRock Fund Advisors or its affiliates. iShares® and BlackRock® are registered trademarks of BlackRock Fund Advisors and its affiliates.
i

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iSHARES® 3-7 YEAR TREASURY BOND ETF
Ticker: IEIStock Exchange: Nasdaq
Investment Objective
The iShares 3-7 Year Treasury Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. Treasury bonds with remaining maturities between three and seven years.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except: (i) the management fees, (ii) interest expenses, (iii) taxes, (iv) expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, (v) distribution fees or expenses, and (vi) litigation expenses and any extraordinary expenses.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)[1]
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[2]	Total Annual Fund Operating Expenses
0.15%	None	0.00%	0.15%

1
Operating expenses paid by BFA under the Investment Advisory Agreement exclude acquired fund fees and expenses, if any.
2
The amount rounded to 0.00%.
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$15	$48	$85	$192
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Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 45% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to track the investment results of the ICE® U.S. Treasury 3-7 Year Bond Index (the “Underlying Index”), which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to three years and less than seven years. As of February 29, 2024, there were 96 issues in the Underlying Index.
The Underlying Index consists of publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to three years and less than seven years and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve System. In addition, the securities in the Underlying Index must be fixed-rate and denominated in U.S. dollars. Excluded from the Underlying Index are inflation-linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that have been stripped from coupon-paying bonds. The Underlying Index is market value weighted, and the securities in the Underlying Index are updated on the last business day of each month.
BFA uses an indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of an applicable underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market value and industry weightings), fundamental characteristics (such as return variability, duration (i.e., a security's price sensitivity to a change in interest rates), maturity or credit ratings and yield) and liquidity measures similar to those of an applicable underlying index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund will invest at least 80% of its assets in the component securities of the Underlying Index, and the Fund will invest at least 90% of its assets in U.S.
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Treasury securities that BFA believes will help the Fund track the Underlying Index. The Fund will invest no more than 10% of its assets in futures, options and swaps contracts that BFA believes will help the Fund track the Underlying Index. Cash and cash equivalent investments associated with a derivative position will be treated as part of that position for the purposes of calculating the percentage of investments included in the Underlying Index. The Fund seeks to track the investment results of the Underlying Index before fees and expenses of the Fund.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of any collateral received).
The Underlying Index is sponsored by ICE Data Indices, LLC (the “Index Provider” or “IDI”), which is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective. Certain key risks are prioritized below (with others following in alphabetical order), but the relative significance of any risk is difficult to predict and may change over time. You should review each risk factor carefully.
U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline.
Interest Rate Risk. Interest rate risk refers to fluctuations in the value of a fixed-income security due to changes in the general level of interest rates. An increase in interest rates generally will cause the value of fixed-income securities to decline. Securities with longer maturities generally are more sensitive to interest rate changes and subject to greater fluctuations in value. Changes in interest rates may have unpredictable effects on fixed-income markets and result in heightened market volatility and lower liquidity for certain instruments, all of which may adversely affect the Fund’s performance. Interest rate changes can be sudden and unpredictable and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for fixed-income securities.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, pandemics or other public health issues, recessions, the prospect
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or occurrence of a sovereign default or other financial crisis, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.
Index-Related Risk. The Index Provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor BFA can offer assurances that the Index Provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the Index Provider may not identify or correct them promptly or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider and could cause the Index Provider to postpone a scheduled rebalance. This could cause the Underlying Index to vary from its normal or expected composition.
Asset Class Risk. The securities and other assets in the Underlying Index or in the Fund’s portfolio may underperform in comparison to financial markets generally, a particular financial market, another index, or other asset classes.
Authorized Participant Concentration Risk. An “Authorized Participant” is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows the Authorized Participant to place orders for the purchase and redemption of creation units (“Creation Units”). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. There are a limited number of institutions that may act as Authorized Participants for the Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in creation or redemption transactions. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for the Fund and no other Authorized Participant places orders, Fund shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities or other assets of one or more issuers, countries or other geographic units, markets, industries, project types, or asset classes.
Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund, its adviser, distributor, Index Provider, other service providers, counterparties, or issuers of assets in which the Fund invests may cause disruptions that negatively impact the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems.
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The Fund cannot control the cybersecurity plans and systems of its service providers, counterparties, and other third parties whose activities affect the Fund.
Income Risk. The Fund's income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds.
Issuer Risk. The performance of the Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value of securities or other assets may decline, or perform differently from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.
Management Risk. The Fund is not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets. As the Fund will not fully replicate the Underlying Index and may hold securities or other assets not included in the Underlying Index, it is subject to the risk that the investment strategy of BFA may not produce the intended results. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares (including through a trading halt), losses from trading in secondary markets, periods of high volatility, and disruptions in the process of creating and redeeming Fund shares. Any of these factors, among others, may lead to the Fund’s shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund shares.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Risk of Investing in the U.S. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at
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all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
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Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns for 1, 5, and 10 years compare with the Underlying Index. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Calendar Year-by-Year Returns1

1
The Fund’s year-to-date return as of March 31, 2024 was -0.63%.
The best calendar quarter return during the periods shown above was 6.29% in the 1st quarter of 2020; the worst was -5.04% in the 1st quarter of 2022.
Updated performance information, including the Fund’s current NAV, may be obtained by visiting our website at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).
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Average Annual Total Returns
(for the periods ended December 31, 2023)
	One Year	Five Years	Ten Years
(Inception Date: 1/5/2007)
Return Before Taxes	4.42%	0.80%	1.25%
Return After Taxes on Distributions[1]	3.41%	0.17%	0.62%
Return After Taxes on Distributions and Sale of Fund Shares[1]	2.60%	0.35%	0.69%
ICE U.S. Treasury 3-7 Year Bond Index[2] (Index returns do not reflect deductions for fees, expenses, or taxes)	4.34%	0.92%	1.37%

1
After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.
2
Index returns through March 31, 2016 reflect the performance of the Bloomberg U.S. 3-7 Year Treasury Bond Index. Index returns from April 1, 2016 through February 28, 2021 reflect the standard pricing variant of the ICE U.S. Treasury 3-7 Year Bond Index, which utilized pricing as of 3pm. Index returns from March 1, 2021 through November 30, 2023 reflect the performance of the 4pm pricing variant of the ICE U.S. Treasury 3-7 Year Bond Index. Index returns beginning on December 1, 2023 reflect the performance of the standard pricing variant of the ICE U.S. Treasury 3-7 Year Bond Index, which now utilizes pricing as of 4pm, and resulted in a discontinuation of the 4pm pricing variant.
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Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro and Karen Uyehara (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Ms. Uyehara have been Portfolio Managers of the Fund since 2011 and 2021, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA, in which case, your distributions generally will be taxed when withdrawn. Certain states and localities may exempt from tax distributions attributable to interest from U.S. federal government obligations. Please consult your personal tax advisor.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on The Nasdaq Stock Market LLC (“Nasdaq”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.
ETFs are funds that trade like other publicly traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents an ownership interest in an underlying portfolio of securities and other instruments intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants and only in aggregations of a specified number of shares (“Creation Units”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
An index is a financial calculation, based on a grouping of financial instruments, and is not an investment product, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary for a number of reasons, including but not limited to, transaction costs, asset valuations, timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from the Fund's use of representative sampling or from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index. From time to time, the Index Provider may make changes to the methodology or other adjustments to the Underlying Index. Unless otherwise determined by BFA, any such change or adjustment will be reflected in the calculation of the Underlying Index performance on a going-forward basis after the effective date of such change or adjustment. Therefore, the Underlying Index performance shown for periods prior to the effective date of any such change or adjustment will generally not be recalculated or restated to reflect such change or adjustment.
Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
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An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
The Fund's investment objective and the Underlying Index may be changed without shareholder approval.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments. The order of the below risk factors does not indicate the significance of any particular risk factor. The Fund discloses its portfolio holdings daily at www.iShares.com.
Asset Class Risk. The securities and other assets in the Fund’s portfolio or its Underlying Index may underperform in comparison to other indexes that track, or assets that represent, other countries or geographic units, industries, markets, market segments, or asset classes. Various types of securities, other assets and indexes may experience cycles of outperformance and underperformance in comparison to financial markets generally. This divergence may be due to a number of factors including, among other things, inflation, interest rates, productivity, global demand for local products or resources, and regulation and governmental controls. This may cause the Fund to underperform other investment vehicles that invest in different asset classes.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. There are a limited number of institutions that may act as Authorized Participants for the Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in creation or redemption transactions. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for the Fund and no other Authorized Participant places orders, Fund shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for a Fund that invests in securities issued by non-U.S. issuers or instruments with lower trading volume. Such assets often entail greater settlement and operational complexity and higher capital costs for Authorized Participants, which may limit the number of Authorized Participants that engage with the Fund.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities or other assets of one or more issuers, countries or other geographic units, markets, industries, project types, or asset classes. A Fund with investment concentration may be more adversely affected by the underperformance of those assets, may experience greater price volatility and may be more susceptible to adverse economic, market, political or regulatory impacts on those assets compared to a fund that does not concentrate its investments.
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Cybersecurity Risk. The Fund and entities that interact with the Fund are susceptible to operational, information security and related cybersecurity risks, both directly and through their service providers. These entities include, but are not limited to, the Fund’s adviser, distributor, other service providers (e.g., index and benchmark providers, accountants, custodians, transfer agents and administrators), counterparties, market makers, Authorized Participants, listing exchanges, other financial market operators, and governmental authorities. Cybersecurity risks are also present for issuers of securities or other assets in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such issuers to lose value. Cyber incidents can result from deliberate attacks or unintentional events. They include, but are not limited to, gaining unauthorized access to systems, misappropriating assets or sensitive information, corrupting or destroying data, and causing operational disruption. Geopolitical tensions may increase the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing.
Cybersecurity incidents may cause disruptions and impact business operations and may result in any of the following: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and other legal and compliance expenses. In addition, cyber incidents may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the Fund’s functioning inaccessible, inaccurate or incomplete. The Fund may incur substantial costs in order to resolve or prevent cyber incidents.
The Fund has established business continuity plans in the event of, and risk management systems to prevent, cyber incidents. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, that prevention and remediation efforts will not be successful or that cyber incidents will go undetected. Furthermore, the Fund cannot control the cybersecurity plans and systems of its service providers, counterparties, and other third parties whose activities affect the Fund. The Fund and its shareholders could be negatively impacted as a result.
Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature or are near maturity, or bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds. The Index Provider’s substitution of bonds in the Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index’s stated maturity guidelines.
Index-Related Risk. The Fund seeks to achieve a return that corresponds generally to the price and yield performance, before fees and expenses, of its Underlying Index as published by the Index Provider. There is no assurance that the Index Provider or its agents will construct or calculate the Underlying Index accurately. While the Index
3

Provider describes what the Underlying Index is designed to achieve, neither the Index Provider nor its agents provide any warranty or accept any liability regarding the quality, accuracy or completeness of the Underlying Index or its related data, and they do not guarantee that the Underlying Index will be in line with the Index Provider’s methodology. BFA also does not provide any warranty or guarantee against the Index Provider’s or any agent’s errors.
The Index Provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor BFA can offer assurances that the Index Provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the Index Provider may not identify or correct them promptly or at all, particularly for indexes that are less commonly used as benchmarks. In addition, there may be heightened risks associated with the adequacy and reliability of information about emerging markets constituents, as such markets may have less information available or less regulatory oversight. Errors related to the Underlying Index may negatively or positively impact the Fund and its shareholders. For example, if the Underlying Index contains incorrect constituents, the Fund will have exposure to such constituents and will be underexposed to the Underlying Index’s other constituents. Shareholders should understand that any gains from the Index Provider’s errors will be kept by the Fund and its shareholders and any losses or costs from such errors will be borne by the Fund and its shareholders.
Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider and could cause the Index Provider to postpone a scheduled rebalance to the Underlying Index. This could cause the Underlying Index to vary from its normal or expected composition. If a scheduled rebalance is postponed, index constituents that would otherwise be removed at the rebalance (due to, for example, changes in market capitalization or issuer credit ratings) may remain, causing the performance and constituents of the Underlying Index to vary from those expected under normal conditions. In addition, to the extent circumstances evolve between periodic index reviews and reconstitutions, the Underlying Index may include constituents that do not align with its objective or selection criteria, and the Fund tracking the Underlying Index may be similarly affected.
In addition to scheduled rebalances, the Index Provider or its agents may carry out ad hoc index rebalances due to reaching certain weighting constraints, unusual market conditions, corporate events, or corrections of errors. The Fund will in turn rebalance its portfolio to attempt to increase the correlation between the portfolio and the Underlying Index. The Fund and its shareholders will directly bear any transaction costs and market exposure from such portfolio rebalancing. Therefore, index-related errors and ad hoc rebalances may increase the Fund’s costs and tracking error.
Interest Rate Risk. Changes in interest rates may have unpredictable effects on fixed-income markets and result in heightened market volatility and lower liquidity for certain instruments, all of which may adversely affect the Fund’s performance. Interest
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rate changes can be sudden and unpredictable and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for fixed-income securities.
When interest rates rise, the value of fixed-income securities or other instruments sensitive to interest rates typically decreases. A measure that investors commonly use to determine this price sensitivity is called duration. Fixed-income securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. For example, if a bond has a duration of five years and interest rates rise, the price of the bond will likely decline by a greater percentage than for a bond with a one-year duration. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer duration, rising interest rates may cause the value of the Fund’s investments to decline significantly, which would adversely affect the value of the Fund. Changes in prevailing interest rates, particularly sudden and significant changes, may lead to fluctuations in the value of floating rate debt securities, as the rates for those securities typically reset only periodically. In addition, decreases in market-making capacity for fixed-income dealers may lead to lower trading volume, heightened volatility, wider bid-ask spreads and less transparent pricing in certain fixed-income markets.
During periods of very low or negative interest rates, a Fund may be unable to maintain positive returns or pay dividends to shareholders. Under certain market conditions when interest rates are set at low levels and the market prices of portfolio securities have increased, a Fund may have a very low or even negative yield, which would cause the Fund to lose money in certain conditions and time periods.
Issuer Risk. The performance of a Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value of securities or other assets may decline, or perform differently from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.
Management Risk. The Fund is not actively managed and invests in securities or other assets included in, or representative of, its Underlying Index, regardless of their investment merits. The Fund may be affected by a general decline in market segments related to its Underlying Index, and BFA generally does not attempt to invest the Fund’s assets in defensive positions under any market conditions, including declining markets. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track its Underlying Index. Because BFA uses a representative sampling indexing strategy, the Fund will not fully replicate its Underlying Index and may hold securities or other assets not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment strategy, whose implementation is subject to a number of constraints, may not produce the intended results. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of its Underlying Index or that the Fund will achieve its investment objective.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a financial instrument or other asset may decline due to changes in general
5

market conditions, economic trends or events that are not specifically related to the particular instrument or asset, or factors that affect one or more issuers, counterparties, exchanges, countries or other geographic units, markets, industries, or asset classes. Local, regional or global events such as war, acts of terrorism, pandemics or other public health issues, recessions, the prospect or occurrence of a sovereign default or other financial crisis, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV. Changes in market and economic conditions generally do not have the same impact on all types of instruments and assets.
Market Trading Risk. The Fund faces numerous market trading risks, any of which may lead to its shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to the NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund shares.
Absence of an Active Primary Market. Although Fund shares are listed for trading on one or more stock exchanges, there can be no assurance that an active primary trading market for Fund shares will develop or be maintained by market makers or Authorized Participants.
Secondary Listing Risks. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. Fund shares also may be available to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for exchange listing or market trading. The Fund’s shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information that is available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to create or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts to NAV than might be experienced at times when the Fund accepts creation and redemption orders. Securities held by the Fund may be traded in markets that close at a different time than an exchange on which Fund shares are traded. Liquidity in those securities may be reduced after the applicable closing time. As a result, during the time when the exchange is open but after the applicable market closing, fixing or settlement time, there may be wider bid/ask spreads on the exchange and a greater premium or discount to NAV.
In stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, and an investor may be unable to sell their Fund shares.
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Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or for other reasons. In times of extraordinary market volatility, Fund shares may be subject to trading halts pursuant to “circuit breaker” rules of a stock exchange or market. If there is a trading halt or unanticipated closure of an exchange or market, an investor may be unable to purchase or sell Fund shares. In addition, if trading in certain securities or financial instruments is restricted, this may disrupt the Fund’s creation/redemption process, affect the price at which Fund shares trade in the secondary market, and result in the Fund being unable to trade certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio or accurately price its portfolio holdings and may incur substantial trading losses.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short. In addition, trading activity in derivative products based on the Fund may lead to increased trading volume and volatility in the secondary market for the shares of the Fund.
Fund Shares May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s portfolio holdings. The trading price of the Fund’s shares fluctuates throughout trading hours based on both market supply of and demand for Fund shares and the underlying value of the Fund’s portfolio holdings or NAV. As a result, the trading prices of the Fund’s shares may deviate significantly from NAV during times of market volatility, significant redemption requests, or other unusual market conditions
However, because Fund shares can be created and redeemed in Creation Units at NAV, BFA believes that large discounts or premiums to the Fund’s NAV are not likely to be sustained over the long term (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs). While the creation/redemption feature is designed to make it more likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or other market participants, and during periods of significant market volatility, may result in trading prices for shares of the Fund that differ significantly from its NAV. Authorized Participants may be less willing to create or redeem the Fund’s shares if there is a lack of an active market for such shares or the Fund’s underlying investments, which may contribute to the Fund’s shares trading at a premium or discount to NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling Fund shares through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “spread,” which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The spread
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varies over time for Fund shares based on trading volume and market liquidity. It is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. Increased market volatility also may cause wider spreads. In addition, there may be regulatory and other charges that are incurred as a result of trading activity. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results, and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Risk of Investing in the U.S. Investing in U.S. issuers involves legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. A decrease in imports or exports, changes in trade regulations, inflation, an economic recession, financial system stress, or political turmoil, among other risks, may have an adverse effect on the U.S. economy and the securities listed on U.S. exchanges. The U.S. is also subject to the risk of natural disasters, such as droughts, earthquakes, fires and floods. U.S. security risks include acts of terrorism, internal unrest and a deterioration in relations between the U.S. and certain countries. Any of these may adversely affect the U.S. economy, financial markets or issuers.
Governmental agencies project that the U.S. will maintain elevated public debt levels for the foreseeable future. Although elevated debt levels do not necessarily indicate or cause economic problems, the costs of servicing such debt may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. BlackRock Institutional Trust Company, N.A. (“BTC”), which is the securities lending agent for the iShares/BlackRock ETFs, will take into account the tax impact to Fund shareholders of substitute payments for dividends when managing the securities lending program.
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs
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incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline. U.S. Treasury securities are rated AA+ by S&P Global Ratings. A downgrade of the rating of U.S. Treasury securities may cause the value of the Fund's U.S. Treasury obligations to decline. Because U.S. government debt obligations are often used as a benchmark for other borrowing arrangements, a downgrade could also result in higher interest rates for a range of borrowers, cause disruptions in the international bond markets and have a substantial adverse effect on the U.S. and global economy.
A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and lead the government to issue additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that the U.S. government will not be able to make principal or interest payments when they are due. If market participants determine that U.S. sovereign debt levels have become unsustainable, the value of the U.S. dollar could decline, thus increasing inflationary pressures, particularly with respect to services outsourced to non-U.S. providers and imported goods and constrain or prevent the U.S. government from implementing effective countercyclical fiscal policy in economic downturns. Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period that shareholders own shares of the Fund. Notwithstanding that U.S. Treasury obligations are backed by the full faith and credit of the United States, circumstances could arise that could prevent the timely payment of interest or principal, such as reaching the legislative “debt ceiling.” Such non-payment would result in losses to the Fund and substantial negative consequences for the U.S. economy and the global financial system.
A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies. The order of the below risk factors does not indicate the significance of any particular risk factor.
Close-Out Risk for Qualified Financial Contracts. Regulations adopted by global prudential regulators require counterparties that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on
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close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent a Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and also prohibit a Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit risk and other risks to a Fund.
Illiquid Investments Risk. The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and any security or instrument held by the Fund may be deemed an illiquid investment pursuant to the Fund’s liquidity risk management program. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. An investment may be illiquid due to, among other things, the reduced number and capacity of traditional market participants to make a market in securities or instruments or the lack of an active market for such securities or instruments. To the extent that the Fund invests in securities or instruments with substantial market and/or credit risk, the Fund will tend to have increased exposure to the risks associated with illiquid investments. Illiquid investments may be harder to value, especially in changing markets. Although the Fund primarily seeks to redeem shares of the Fund on an in-kind basis, if the Fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the Fund may be greater than normal. Other market participants may be attempting to liquidate holdings at the same time as the Fund, causing increased supply of the Fund’s underlying investments in the market and contributing to illiquid investments risk and downward pricing pressure. In addition, if the Fund is limited in its ability to sell illiquid investments during periods when shareholders are redeeming their shares, the Fund will need to sell liquid securities to meet redemption requests and illiquid securities will become a larger portion of the Fund’s holdings. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund's NAV.
Large Shareholder and Large-Scale Redemption Risk. Certain shareholders of the Fund, including an Authorized Participant, a third-party investor, the Fund’s adviser, an affiliate of the Fund’s adviser, a market maker, or another entity, may from time to time own or manage a substantial amount of Fund shares or may hold their investment in the Fund for a limited period of time. These shareholders may also pledge or loan Fund
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shares (to secure financing or otherwise), which may result in the shares becoming concentrated in another party. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment or that the size of the Fund would be maintained. Redemptions of a large number of Fund shares may adversely affect the Fund’s liquidity and net assets. To the extent the Fund permits redemptions in cash, these redemptions may force the Fund to sell portfolio securities or other assets when it might not otherwise do so, which may negatively impact the Fund’s NAV, have a material effect on the market price of Fund shares, increase the Fund’s brokerage costs, accelerate the realization of taxable income and/or capital gains, and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such tax year. The Fund also may be required to sell its more liquid investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price.
To the extent these large shareholders transact in Fund shares on the secondary market, such transactions may account for a large percentage of the trading volume for Fund shares and may, therefore, have a material upward or downward effect on the market price of the shares. In addition, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, diluting its investment returns.
Threshold/Underinvestment Risk. If certain aggregate and/or fund-level ownership thresholds are reached through transactions undertaken by BFA, its affiliates or the Fund, or as a result of third-party transactions or actions by an issuer or regulator, the ability of BFA and its affiliates on behalf of clients (including the Fund) to purchase or dispose of investments, exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. The capacity of the Fund to invest in certain securities or other assets may be affected by the relevant threshold limits, and such limitations may have adverse effects on the liquidity and performance of the Fund’s portfolio holdings. To the extent a Fund tracks an index, such limits may increase the risk of the Fund being underinvested in an asset relative to its Underlying Index and increase the risk of tracking error.
For example, ownership limits may apply to securities whose issuers operate in certain regulated industries or in certain international markets. Such limits also may apply where the investing entity (such as the Fund) is subject to corporate or regulatory ownership restrictions or invests in certain futures or other derivative transactions. In certain circumstances, aggregate and/or fund-level amounts invested or voted by BFA and its affiliates for their proprietary accounts and for client accounts (including the Fund) may not exceed the relevant limits without the grant of a license or other regulatory or corporate consent. In other cases, exceeding such thresholds may cause BFA and its affiliates, the Fund or other client accounts to suffer disadvantages or business restrictions.
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Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The Fund discloses its portfolio holdings daily at www.iShares.com. Fund fact sheets providing information regarding the Fund's top holdings are posted on www.iShares.com when available and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Fund. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, and litigation expenses and any extraordinary expenses (as determined by a majority of the Trustees who are not “interested persons” of the Trust). Operating expenses paid by BFA under the Investment Advisory Agreement exclude acquired fund fees and expenses, if any.
For the fiscal year ended February 29, 2024, BFA was paid a management fee from the Fund, as a percentage of the Fund’s average daily net assets, at the annual rate of 0.15%.
BFA may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”). As of March 31, 2024, BFA and its affiliates provided investment advisory services for assets of approximately $10.5 trillion. BFA and its affiliates trade and invest for their own accounts in the actual securities and types of securities in which the Fund may also invest, which may affect the price of such securities.
A discussion regarding the basis for the approval by the Trust's Board of Trustees (the “Board”) of the Investment Advisory Agreement with BFA is available in the Fund's Semi-Annual Report for the period ended August 31.
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Portfolio Managers. James Mauro and Karen Uyehara are primarily responsible for the day-to-day management of the Fund. The Portfolio Managers are responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their respective portfolio management teams to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of their respective portfolio management teams who have more limited responsibilities.
James Mauro has been employed by BFA or its affiliates as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since 2011.
Karen Uyehara has been employed by BFA or its affiliates as a senior portfolio manager since 2010. Prior to that, Ms. Uyehara was a portfolio manager at Western Asset Management Company (WAMCO). Ms. Uyehara has been a Portfolio Manager of the Fund since 2021.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. JPMorgan Chase Bank, N.A. is the administrator, custodian and transfer agent for the Fund.
Conflicts of Interest. The investment activities of BFA and its affiliates (including BlackRock and its subsidiaries (collectively, the “Affiliates”)), and their respective directors, officers or employees, in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and its Affiliates provide investment management services to other funds and discretionary managed accounts that may follow investment programs similar to that of the Fund. BFA and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more Affiliates act, or may act, as an investor, research provider, investment manager, commodity pool operator, commodity trading advisor, financier, underwriter, adviser, trader, lender, index provider, agent and/or principal, and have other direct and indirect interests in securities, currencies, commodities, derivatives and other instruments in which the Fund may directly or indirectly invest. The Fund may invest in securities of, or engage in other transactions with, companies with which an Affiliate has significant debt or equity investments or other interests. The Fund may also invest in issuances (such as structured notes) by entities for which an Affiliate provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. The Fund also may invest in securities of, or engage in other transactions with, companies for which an Affiliate provides or may in the future provide research coverage. An Affiliate may have business relationships with, and purchase or distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment
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objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund. This may include transactions in securities issued by other open-end and closed-end investment companies (which may include investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”)). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate having positions in certain securities that are senior or junior to, or have interests different from or adverse to, the securities that are owned by the Fund.
Neither BlackRock nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. The results of the Fund's investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by BlackRock or an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
In addition, the Fund may, from time to time, enter into transactions in which BFA or an Affiliate or its or their directors, officers, employees or clients have an adverse interest. Furthermore, transactions undertaken by clients advised or managed by BFA or its Affiliates may adversely impact the Fund. Transactions by one or more clients or by BFA or its Affiliates or their directors, officers or employees may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to BFA or one or more Affiliates and/or their internal policies designed to comply with such restrictions.
Under a securities lending program approved by the Board, the Fund has retained BTC, an Affiliate of BFA, to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the securities lending agent will receive a fee from the Fund based on the returns earned on the Fund’s lending activities, including investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
Under an ETF Services Agreement, the Fund has retained BlackRock Investments, LLC (the “Distributor” or “BRIL”), an Affiliate of BFA, to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units of the Fund (“ETF Services”). BRIL will retain a portion of the standard transaction fee received from Authorized Participants on each creation or redemption order from the Authorized Participant for the ETF Services provided. BlackRock collaborated with, and received payment from, Citibank, N.A. (“Citibank”) on the design and development of the ETF Services platform. Citibank
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may have, or from time to time may develop, additional relationships with BlackRock or funds managed by BFA and its affiliates.
It is also possible that, from time to time, BlackRock and/or its advisory clients (including other funds and separately managed accounts) may, subject to compliance with applicable law, purchase and hold shares of the Fund. The price, availability, liquidity, and (in some cases) expense ratio of the Fund may be impacted by purchases and sales of the Fund by BlackRock and/or its advisory clients.
The activities of BFA and its Affiliates and their respective directors, officers or employees may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange or otherwise in the secondary market. The Fund's shares trade under the ticker symbol “IEI.”
Buying or selling Fund shares on an exchange or other secondary market involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you may incur a brokerage commission and other charges. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The Fund's spread may also be impacted by the liquidity or illiquidity of the underlying securities held by the Fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities.
The Fund does not impose restrictions on the frequency of purchases and redemptions of Fund shares directly with the Fund. The Board determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of Fund shares because the Fund generally sells and redeems its shares directly through
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transactions that are in-kind and/or for cash, with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. However, the Fund has taken certain measures (e.g., imposing transaction fees on purchases and redemptions of Creation Units and reserving the right to reject purchases of Creation Units under certain circumstances) to minimize the potential consequences of frequent cash purchases and redemptions by Authorized Participants, such as increased tracking error, disruption of portfolio management, dilution to the Fund, and/or increased transaction costs. Further, the vast majority of trading in Fund shares occurs on the secondary market, which does not involve the Fund directly, and such trading is unlikely to cause many of the harmful effects of frequent cash purchases or redemptions of Fund shares.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is Nasdaq.
Section 12(d)(1) of the 1940 Act generally restricts investments by investment companies, including foreign and unregistered investment companies, in the securities of other investment companies. For example, a registered investment company (the “Acquired Fund”), such as the Fund, may not knowingly sell or otherwise dispose of any security issued by the Acquired Fund to any investment company (the “Acquiring Fund”) or any company or companies controlled by the Acquiring Fund if, immediately after such sale or disposition: (i) more than 3% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and any company or companies controlled by the Acquiring Fund, or (ii) more than 10% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and other investment companies and companies controlled by them. However, registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) in reliance on Rule 12d1-4 under the 1940 Act, the registered investment company must, among other things, enter into an agreement with the Trust. Foreign investment companies are permitted to invest in the Fund only up to the limits set forth in Section 12(d)(1), subject to any applicable SEC no-action relief.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of, and holds legal title to, all outstanding shares of the Fund.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise
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any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as the supply of and demand for ETF shares and underlying securities held by the Fund, economic conditions and other factors.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the close of regular trading hours of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund is determined pursuant to BFA’s valuation policies and procedures. BFA has been designated by the Board as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act.
The Fund values fixed-income portfolio securities using last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Fund's approved independent third-party pricing services, each in accordance with BFA's valuation policies and procedures. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller odd lot sizes. Odd lots often trade at lower prices than institutional round lots. An amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless BFA determines in good faith that such method does not represent fair value.
Generally, trading in non-U.S. securities and money market instruments is substantially completed each day at various times prior to the close of regular trading hours of the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, BFA will fair value the Fund’s investments in accordance with its policies and procedures. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of trading or other reasons, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, when there is a significant event subsequent to the most recent market quotation, or if the trading market on which a security is
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listed is suspended or closed and no appropriate alternative trading market is available. A “significant event” is deemed to occur if BFA determines, in its reasonable business judgment prior to or at the time of pricing the Fund’s assets or liabilities, that the event is likely to cause a material change to the last exchange closing price or closing market price of one or more assets held by, or liabilities of, the Fund.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
Dividends and Distributions.
General Policies. Dividends from net investment income, if any, generally are declared and paid at least once a year by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Note on Tax Information. The following sections summarize some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Certain states and localities may exempt from tax distributions attributable to interest from U.S. federal government obligations. Consult your personal tax advisor about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
18

Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, in which case your distributions generally will be taxable when withdrawn, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Long-term capital gains are eligible for taxation at a maximum rate of 15% or 20% for non-corporate shareholders, depending on whether their income exceeds certain threshold amounts. Distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married and filing jointly) and of estates and trusts. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
If you are neither a resident nor a citizen of the U.S. or if you are a non-U.S. entity (other than a pass-through entity to the extent owned by U.S. persons), the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.
Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial
19

institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information concerning their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership, unless certain exceptions apply.
If you are a resident or a citizen of the U.S., by law, backup withholding at a 24% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes When Shares Are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. Each “creator” or authorized participant (an “Authorized Participant”) has entered into an agreement with the Fund's Distributor, an affiliate of BFA. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units.
A creation transaction, which is subject to acceptance by the Distributor and the Fund, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities, assets or other positions (a “creation basket”), and an amount of cash (including any cash representing the value of substituted securities, assets or other positions), if any, which together approximate the holdings of the Fund in exchange for a specified number of Creation Units. Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities, assets or other positions (a “redemption basket”) held by the Fund and an amount of cash (including any portion of such securities for which cash may be substituted). The Fund may, in certain circumstances, offer Creation Units partially or solely for cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund.
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Creation and redemption baskets may differ and the Fund will accept “custom baskets.” More information regarding custom baskets is contained in the Fund's SAI.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
Only an Authorized Participant may create or redeem Creation Units with the Fund. Authorized Participants may create or redeem Creation Units for their own accounts or for customers, including, without limitation, affiliates of the Fund.
In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined in Rule 144A under the 1933 Act, will not be able to receive restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant that has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
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Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
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Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 50 Hudson Yards, New York, NY 10001.
BFA or its affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, data provision services, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments or other financial incentives it is eligible to receive. Therefore, such payments or other financial incentives offered or made to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its affiliates.
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Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)

	iShares 3-7 Year Treasury Bond ETF
	Year Ended 02/29/24	Year Ended 02/28/23	Year Ended 02/28/22	Year Ended 02/28/21	Year Ended 02/29/20
Net asset value, beginning of year	$114.47	$126.06	$131.00	$130.24	$121.54
Net investment income(a)	2.98	1.84	0.94	1.29	2.44
Net realized and unrealized gain (loss)(b)	0.92	(11.75)	(4.94)	0.85	8.76
Net increase (decrease) from investment operations	3.90	(9.91)	(4.00)	2.14	11.20
Distributions from net investment income(c)	(2.87)	(1.68)	(0.94)	(1.38)	(2.50)
Net asset value, end of year	$115.50	$114.47	$126.06	$131.00	$130.24
Total Return(d)
Based on net asset value	3.44%	(7.90)%	(3.07)%	1.63%	9.31%
Ratios to Average Net Assets(e)
Total expenses	0.15%	0.15%	0.15%	0.15%	0.15%
Net investment income	2.58%	1.57%	0.72%	0.97%	1.95%
Supplemental Data
Net assets, end of year (000)	$13,374,883	$12,007,764	$10,475,559	$11,227,126	$9,923,985
Portfolio turnover rate(f)	45%	36%	62%	49%	38%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f) Portfolio turnover rate excludes in-kind transactions, if any.
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Index Provider
The Underlying Index is owned, maintained and administered by IDI. IDI is not affiliated with the Trust, BFA, the Distributor or any of their respective affiliates.
BFA or its affiliates have entered into a license agreement with the Index Provider to use the Underlying Index. BFA, or its affiliates, sublicenses rights in the Underlying Index to the Trust at no charge.
Disclaimers
ICE® is a trademark of IDI or its affiliates and has been licensed, along with the Underlying Index, for use by BlackRock, Inc. and its affiliates (“BlackRock”) in connection with the Fund. Neither BlackRock, Inc., the Trust nor the Fund, as applicable, is sponsored, endorsed, sold or promoted by IDI, its affiliates or its third party suppliers (“IDI and its Suppliers”). IDI and its Suppliers make no representations or warranties regarding the advisability of investing in securities generally, in the Fund particularly, the Trust or the ability of the Underlying Index to track general market performance. IDI’s only relationship to BlackRock is the licensing of certain trademarks and trade names and the Underlying Index or components thereof. The Underlying Index is determined, composed and calculated by IDI without regard to BlackRock or the Fund or its holders. IDI has no obligation to take the needs of BlackRock or the holders of the Fund into consideration in determining, composing or calculating the Underlying Index. IDI is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be priced, sold, purchased, or redeemed. Except for certain custom index calculation services, all information provided by IDI is general in nature and not tailored to the needs of BlackRock or any other person, entity or group of persons. IDI has no obligation or liability in connection with the administration, marketing, or trading of the Fund. IDI is not an investment adviser. Inclusion of a security within an index is not a recommendation by IDI to buy, sell, or hold such security, nor is it considered to be investment advice.
IDI AND ITS SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE UNDERLYING INDEX, INDEX DATA AND ANY INFORMATION INCLUDED IN, RELATED TO, OR DERIVED THEREFROM (“INDEX DATA”). IDI AND ITS SUPPLIERS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE UNDERLYING INDEX AND THE INDEX DATA, WHICH ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK.
The past performance of the Underlying Index is not a guide to future performance. BFA and its affiliates do not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA
25

and its affiliates shall have no liability for any errors, omissions or interruptions therein. BFA and its affiliates make no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA or its affiliates have any liability for any special, punitive, direct, indirect, consequential or any other damages (including lost profits), even if notified of the possibility of such damages.
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Want to know more?
iShares.com  | 1-800-474-2737
Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at www.iShares.com. Copies of the Prospectus, SAI, shareholder reports and other information, as applicable and when available, can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is, or will be, available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual Report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 1 University Square Drive, Princeton, NJ 08540
Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
©2024 BlackRock, Inc. All rights reserved. iSHARES® and BLACKROCK®are registered trademarks of BFA and its affiliates. All other marks are the property of their respective owners.
Investment Company Act File No.: 811-09729
IS-P-IEI-0624

June 28, 2024

2024 Prospectus
iShares Trust
• iShares 5-10 Year Investment Grade Corporate Bond ETF | IGIB | NASDAQ

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

ICE® is a trademark of ICE Data Indices, LLC or its affiliates and has been licensed for use for certain purposes by BlackRock Fund Advisors or its affiliates. BofA® is a registered trademark of Bank of America Corporation licensed by Bank of America Corporation and its affiliates (“BofA”), and may not be used without BofA’s prior written approval. iShares® and BlackRock® are registered trademarks of BlackRock Fund Advisors and its affiliates.
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iSHARES®5-10 YEAR INVESTMENT GRADE CORPORATE BOND ETF
Ticker: IGIBStock Exchange: Nasdaq
Investment Objective
The iShares 5-10 Year Investment Grade Corporate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated investment-grade corporate bonds with remaining maturities between five and ten years.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except: (i) the management fees, (ii) interest expenses, (iii) taxes, (iv) expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, (v) distribution fees or expenses, and (vi) litigation expenses and any extraordinary expenses.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)[1]
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[2]	Total Annual Fund Operating Expenses
0.04%	None	0.00%	0.04%

1
Operating expenses paid by BFA under the Investment Advisory Agreement exclude acquired fund fees and expenses, if any.
2
The amount rounded to 0.00%.
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Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$4	$13	$23	$51
Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 21% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to track the investment results of the ICE® BofA® 5-10 Year US Corporate Index (the “Underlying Index”), which measures the performance of investment-grade corporate bonds of both U.S. and non-U.S. issuers that are U.S. dollar-denominated and publicly issued in the U.S. domestic market and have a remaining maturity of greater than or equal to five years and less than ten years. As of February 29, 2024, there were 2,724 issues in the Underlying Index. As of February 29, 2024, a significant portion of the Underlying Index is represented by securities of companies in the financials industry or sector. The components of the Underlying Index are likely to change over time.
The Underlying Index consists of investment-grade corporate bonds of both U.S. and non-U.S. issuers that have a remaining maturity of greater than or equal to five years and less than ten years, have been publicly issued in the U.S. domestic market, and have $250 million or more of outstanding face value. The Index Provider deems securities as “investment grade” based on the average rating of Fitch Ratings, Inc. (BBB or better), Moody’s Investors Service, Inc. (Baa or better) and/or Standard & Poor's® Financial Services LLC, a subsidiary of S&P Global (BBB or better). In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate. Excluded from the Underlying Index are equity-linked securities, securities in legal default, hybrid securitized corporate bonds, Eurodollar bonds (U.S. dollar-denominated securities not issued in the U.S. domestic market), taxable and tax-exempt U.S. municipal securities and dividends-received-deduction-eligible securities. The Underlying Index is market capitalization-weighted, and the securities in the Underlying Index are
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updated on the last calendar day of each month. Under normal circumstances, the Fund will seek to maintain a weighted average maturity that is greater than three years and lower than 10 years. Weighted average maturity is a U.S. dollar-weighted average of the remaining term to maturity of the underlying securities in the Fund’s portfolio.
BFA uses an indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of an applicable underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market value and industry weightings), fundamental characteristics (such as return variability, duration (i.e., a security's price sensitivity to a change in interest rates), maturity or credit ratings and yield) and liquidity measures similar to those of an applicable underlying index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund will invest at least 80% of its assets in the component securities of the Underlying Index, and the Fund will invest at least 90% of its assets in fixed income securities of the types included in the Underlying Index that BFA believes will help the Fund track the Underlying Index. The Fund will invest no more than 10% of its assets in futures, options and swaps contracts that BFA believes will help the Fund track the Underlying Index as well as in fixed income securities other than the types included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. Cash and cash equivalent investments associated with a derivative position will be treated as part of that position for the purposes of calculating the percentage of investments included in the Underlying Index. The Fund seeks to track the investment results of the Underlying Index before fees and expenses of the Fund.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of any collateral received).
The Underlying Index is sponsored by ICE Data Indices, LLC (the “Index Provider” or “IDI”), which is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group
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of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective. Certain key risks are prioritized below (with others following in alphabetical order), but the relative significance of any risk is difficult to predict and may change over time. You should review each risk factor carefully.
Credit Risk. Debt issuers and other counterparties may be unable or unwilling to make timely interest and/or principal payments when due or otherwise honor their obligations. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also adversely affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on an issuer's or counterparty's financial condition and on the terms of an obligation.
Interest Rate Risk. Interest rate risk refers to fluctuations in the value of a fixed-income security due to changes in the general level of interest rates. An increase in interest rates generally will cause the value of fixed-income securities to decline. Securities with longer maturities generally are more sensitive to interest rate changes and subject to greater fluctuations in value. Changes in interest rates may have unpredictable effects on fixed-income markets and result in heightened market volatility and lower liquidity for certain instruments, all of which may adversely affect the Fund’s performance. Interest rate changes can be sudden and unpredictable and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for fixed-income securities.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, pandemics or other public health issues, recessions, the prospect or occurrence of a sovereign default or other financial crisis, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.
Index-Related Risk. The Index Provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor BFA can offer assurances that the Index Provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the
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Underlying Index in accordance with its methodology may occur, and the Index Provider may not identify or correct them promptly or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider and could cause the Index Provider to postpone a scheduled rebalance. This could cause the Underlying Index to vary from its normal or expected composition.
Asset Class Risk. The securities and other assets in the Underlying Index or in the Fund’s portfolio may underperform in comparison to financial markets generally, a particular financial market, another index, or other asset classes.
Authorized Participant Concentration Risk. An “Authorized Participant” is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows the Authorized Participant to place orders for the purchase and redemption of creation units (“Creation Units”). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. There are a limited number of institutions that may act as Authorized Participants for the Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in creation or redemption transactions. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for the Fund and no other Authorized Participant places orders, Fund shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund's income, or in securities with greater risks or with other less favorable features.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities or other assets of one or more issuers, countries or other geographic units, markets, industries, project types, or asset classes.
Currency Risk. Because the Fund’s NAV is determined in U.S. dollars, the NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar or if there are delays or limits on the repatriation of foreign currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the Fund’s NAV may change quickly and without warning. In addition, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies.
Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund, its adviser, distributor, Index Provider, other service providers, counterparties, or issuers of assets in which the Fund invests may cause
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disruptions that negatively impact the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. The Fund cannot control the cybersecurity plans and systems of its service providers, counterparties, and other third parties whose activities affect the Fund.
Financials Sector Risk. The performance of companies in the financials sector may be adversely impacted by many factors, including, among others, changes in government regulations, economic conditions, and interest rates, credit rating downgrades, adverse public perception, exposure concentration and decreased liquidity in credit markets. The impact of changes in regulation of any individual financial company, or of the financials sector as a whole, cannot be predicted. Cybersecurity incidents and technology malfunctions and failures have become increasingly frequent and have caused significant losses to companies in this sector, which may negatively impact the Fund.
Geographic Risk. A natural disaster could occur in a geographic region in which the Fund invests, which could adversely affect the economy or the business operations of companies in the specific geographic region, causing an adverse impact on the Fund's investments in, or which are exposed to, the affected region.
Income Risk. The Fund's income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds.
Issuer Risk. The performance of the Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value of securities or other assets may decline, or perform differently from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.
Management Risk. The Fund is not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets. As the Fund will not fully replicate the Underlying Index and may hold securities or other assets not included in the Underlying Index, it is subject to the risk that the investment strategy of BFA may not produce the intended results. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares (including through a trading halt), losses from trading in secondary markets, periods of high volatility, and disruptions in the process of creating and redeeming Fund shares. Any of these factors, among others, may lead to the Fund’s shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a
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time when the market price is at a discount to NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund shares.
National Closed Market Trading Risk. To the extent that securities or other assets held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between such asset’s current price and its last quoted price (i.e., the quote from the closed foreign market to the Fund). The impact of a closed foreign market on the Fund is likely to be greater where a large portion of the Fund’s holdings trade on a closed foreign market or when a foreign market is closed for unscheduled reasons. These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other funds.
Non-U.S. Issuers Risk. Securities issued by non-U.S. issuers carry different risks from securities issued by U.S. issuers. These risks include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability, regulatory and economic differences, and potential restrictions on the flow of international capital.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Privately Issued Securities Risk. The Fund may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended (the “1933 Act”). Privately issued securities are securities that have not been registered under the 1933 Act and as a result may be subject to legal restrictions on resale. Privately issued securities are generally not traded on established markets. As a result of the absence of a public trading market, privately issued securities may be deemed to be illiquid investments, may be more difficult to value than publicly traded securities and may be subject to wide fluctuations in value. Delay or difficulty in selling such securities may result in a loss to the Fund.
Reliance on Trading Partners Risk. The Fund invests in countries or regions whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund's investments. Through its holdings of securities of certain issuers, the Fund is specifically exposed to Asian Economic Risk and U.S. Economic Risk.
Risk of Investing in Developed Countries. The Fund’s investment in developed country issuers will subject the Fund to legal, regulatory, political,
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currency, security, economic and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. Certain developed countries have experienced security concerns, such as war, terrorism and strained international relations. Incidents involving a country’s or region’s security may cause uncertainty in its markets and may adversely affect its economy and the Fund’s investments. In addition, developed countries may be adversely impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.
Risk of Investing in Russia. Investing in Russian securities involves significant risks, including legal, regulatory, currency and economic risks that are specific to Russia. In addition, investing in Russian securities involves risks associated with the settlement of portfolio transactions and loss of the Fund’s ownership rights in its portfolio securities as a result of the system of share registration and custody in Russia. Governments in the U.S. and many other countries have imposed economic sanctions on certain Russian individuals and Russian corporate and banking entities. A number of jurisdictions may also institute broader sanctions on Russia. Russia has issued a number of countersanctions, some of which restrict the distribution of profits by limited liability companies (e.g., dividends), and prohibit Russian persons from entering into transactions with designated persons from “unfriendly states” as well as the export of raw materials or other products from Russia to certain sanctioned persons. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions, including declines in its stock markets and the value of the ruble against the U.S. dollar, are impossible to predict, but could be significant. Disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, import and export restrictions, tariffs or cyberattacks on the Russian government, Russian companies, or Russian individuals, including politicians, may impact Russia’s economy and Russian companies in which the Fund invests. Actual and threatened responses to Russian military action may also impact the markets for certain Russian commodities, such as oil and natural gas, as well as other sectors of the Russian economy, and are likely to have collateral impacts on such sectors globally. Russian companies may be unable to pay dividends and, if they pay dividends, the Fund may be unable to receive them. As a result of sanctions, the Fund is currently restricted from trading in Russian securities, including those in its portfolio, while the Underlying Index has removed Russian securities. It is unknown when, or if, sanctions may be lifted or the Fund’s ability to trade in Russian securities will resume.
Risk of Investing in Saudi Arabia. The ability of foreign investors (such as the
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Fund) to invest in the securities of Saudi Arabian issuers is relatively new. Such ability could be restricted by the Saudi Arabian government at any time, and unforeseen risks could materialize with respect to foreign ownership in such securities. The economy of Saudi Arabia is dominated by petroleum exports. A sustained decrease in petroleum prices could have a negative impact on all aspects of the economy. Investments in the securities of Saudi Arabian issuers involve risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of the Fund’s investments. Such heightened risks may include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, crime and instability as a result of religious, ethnic and/or socioeconomic unrest. There remains the possibility that instability in the larger Middle East region could adversely impact the economy of Saudi Arabia, and there is no assurance of political stability in Saudi Arabia.
Risk of Investing in the U.S. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Security Risk. Some countries and regions in which the Fund invests have experienced security concerns, such as war, terrorism and strained international relations. Incidents involving a country's or region's security may cause uncertainty in its markets and may adversely affect its economy and the Fund's investments.
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund's valuation of a security at the time of calculation of the Fund's NAV), transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased
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market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. BFA EXPECTS THAT THE FUND WILL EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX ETFs.
Valuation Risk. The price that the Fund could receive upon the sale (or other disposition) of a security or other asset may differ from the Fund’s valuation of the security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology. The price received by the Fund also may differ from the value used by the Underlying Index. In addition, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when investors are not able to purchase or sell Fund shares. Authorized Participants that create or redeem Fund shares on days when the Fund is holding fair-valued securities or other assets may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the securities or other assets not been fair valued or been valued using a different methodology. The ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
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Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns for 1, 5, and 10 years compare with the Underlying Index. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Calendar Year-by-Year Returns1

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The Fund’s year-to-date return as of March 31, 2024 was 0.03%.
The best calendar quarter return during the periods shown above was 10.31% in the 2nd quarter of 2020; the worst was -7.01% in the 1st quarter of 2022.
Updated performance information, including the Fund’s current NAV, may be obtained by visiting our website at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).
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Average Annual Total Returns
(for the periods ended December 31, 2023)
	One Year	Five Years	Ten Years
(Inception Date: 1/5/2007)
Return Before Taxes	9.17%	2.96%	2.56%
Return After Taxes on Distributions[1]	7.44%	1.66%	1.34%
Return After Taxes on Distributions and Sale of Fund Shares[1]	5.38%	1.73%	1.43%
ICE BofA 5-10 Year US Corporate Index[2] (Index returns do not reflect deductions for fees, expenses, or taxes)	8.83%	2.98%	2.68%

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After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.
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Index returns through July 31, 2018 reflect the performance of the Bloomberg U.S. Intermediate Credit Bond Index. Index returns from August 1, 2018 through February 28, 2021 reflect the standard pricing variant of the ICE BofA 5-10 Year US Corporate Index, which utilized pricing as of 3pm. Index returns from March 1, 2021 through November 30, 2023 reflect the performance of the 4pm pricing variant of the ICE BofA 5-10 Year US Corporate Index. Index returns beginning on December 1, 2023 reflect the performance of the standard pricing variant of the ICE BofA 5-10 Year US Corporate Index, which now utilizes pricing as of 4pm, and resulted in a discontinuation of the 4pm pricing variant.
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Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro and Karen Uyehara (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Ms. Uyehara have been Portfolio Managers of the Fund since 2011 and 2021, respectively.
Purchase and Sale of Fund Shares
The Fund is an ETF. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA, in which case, your distributions generally will be taxed when withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on The Nasdaq Stock Market LLC (“Nasdaq”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.
ETFs are funds that trade like other publicly traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents an ownership interest in an underlying portfolio of securities and other instruments intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants and only in aggregations of a specified number of shares (“Creation Units”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
An index is a financial calculation, based on a grouping of financial instruments, and is not an investment product, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary for a number of reasons, including transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from the Fund's use of representative sampling or from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index. From time to time, the Index Provider may make changes to the methodology or other adjustments to the Underlying Index. Unless otherwise determined by BFA, any such change or adjustment will be reflected in the calculation of the Underlying Index performance on a going-forward basis after the effective date of such change or adjustment. Therefore, the Underlying Index performance shown for periods prior to the effective date of any such change or adjustment will generally not be recalculated or restated to reflect such change or adjustment.
Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
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An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
The Fund's investment objective and the Underlying Index may be changed without shareholder approval.
The Fund has not been categorized under the European Union (“EU”) sustainable finance disclosure regulation (“SFDR”) as an “Article 8” or “Article 9” product. In addition, the Fund's investment strategy does not take into account the criteria for environmentally sustainable economic activities under the EU sustainable investment taxonomy regulation or principal adverse impacts (“PAIs”) on sustainability factors under the SFDR. PAIs are identified under the SFDR as the material impacts of investment decisions on sustainability factors relating to environmental, social and employee matters, respect for human rights, and anti-corruption and anti-bribery matters.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments. The order of the below risk factors does not indicate the significance of any particular risk factor. The Fund discloses its portfolio holdings daily at www.iShares.com.
Asian Economic Risk. Certain Asian economies have experienced rapid growth and industrialization in recent years, but there is no assurance that this growth rate will be maintained. Other Asian economies, however, have experienced high inflation, high unemployment, currency devaluations and restrictions, and over-extension of credit. Geopolitical hostility, political instability, and economic or environmental events in any one Asian country may have a significant economic effect on the entire Asian region, as well as on major trading partners outside Asia. Any adverse event in the Asian markets may have a significant adverse effect on some or all of the economies of the countries in which the Fund invests. In particular, China is a key trading partner of many Asian countries and any changes in trading relationships between China and other Asian countries may affect the region as a whole. Many Asian countries are subject to political risk, including political instability, corruption and regional conflict with neighboring countries. North Korea and South Korea each have substantial military capabilities, and historical tensions between the two countries present the risk of war. Escalated tensions involving the two countries and any outbreak of hostilities between the two countries, or even the threat of an outbreak of hostilities, could have a severe adverse effect on the entire Asian region. Certain Asian countries have developed increasingly strained relationships with the U.S. or with China, and if these relations were to worsen, they could adversely affect Asian issuers that rely on the U.S. or China for trade. In addition, many Asian countries are subject to social and labor risks associated with demands for improved political, economic and social conditions. These risks, among others, may adversely affect the value of the Fund's investments.
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Asset Class Risk. The securities and other assets in the Fund’s portfolio or its Underlying Index may underperform in comparison to other indexes that track, or assets that represent, other countries or geographic units, industries, markets, market segments, or asset classes. Various types of securities, other assets and indexes may experience cycles of outperformance and underperformance in comparison to financial markets generally. This divergence may be due to a number of factors including, among other things, inflation, interest rates, productivity, global demand for local products or resources, and regulation and governmental controls. This may cause the Fund to underperform other investment vehicles that invest in different asset classes.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. There are a limited number of institutions that may act as Authorized Participants for the Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in creation or redemption transactions. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for the Fund and no other Authorized Participant places orders, Fund shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for a Fund that invests in securities issued by non-U.S. issuers or instruments with lower trading volume. Such assets often entail greater settlement and operational complexity and higher capital costs for Authorized Participants, which may limit the number of Authorized Participants that engage with the Fund.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund’s income, or in securities with greater risks or with other less favorable features.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities or other assets of one or more issuers, countries or other geographic units, markets, industries, project types, or asset classes. A Fund with investment concentration may be more adversely affected by the underperformance of those assets, may experience greater price volatility and may be more susceptible to adverse economic, market, political or regulatory impacts on those assets compared to a fund that does not concentrate its investments.
Credit Risk. Credit risk is the risk that the issuer or guarantor of a debt instrument or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments when due or otherwise honor its obligations. There are varying degrees of credit risk, depending on an issuer’s or counterparty’s financial condition and on the terms of an obligation, which may be reflected in the issuer’s or counterparty’s credit rating. There is the chance that the Fund’s portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal
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payments), or that the market’s perception of an issuer’s creditworthiness may worsen, potentially reducing the Fund’s income level or share price.
Currency Risk. Because the Fund’s NAV is determined on the basis of the U.S. dollar, investors may lose money if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar or if there are delays or limits on repatriation of foreign currency, even if the foreign currency value of the Fund’s holdings in that market increases. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the Fund’s NAV may change quickly and without warning. In addition, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies.
Cybersecurity Risk. The Fund and entities that interact with the Fund are susceptible to operational, information security and related cybersecurity risks, both directly and through their service providers. These entities include, but are not limited to, the Fund’s adviser, distributor, other service providers (e.g., index and benchmark providers, accountants, custodians, transfer agents and administrators), counterparties, market makers, Authorized Participants, listing exchanges, other financial market operators, and governmental authorities. Cybersecurity risks are also present for issuers of securities or other assets in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such issuers to lose value. Cyber incidents can result from deliberate attacks or unintentional events. They include, but are not limited to, gaining unauthorized access to systems, misappropriating assets or sensitive information, corrupting or destroying data, and causing operational disruption. Geopolitical tensions may increase the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing.
Cybersecurity incidents may cause disruptions and impact business operations and may result in any of the following: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and other legal and compliance expenses. In addition, cyber incidents may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the Fund’s functioning inaccessible, inaccurate or incomplete. The Fund may incur substantial costs in order to resolve or prevent cyber incidents.
The Fund has established business continuity plans in the event of, and risk management systems to prevent, cyber incidents. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, that prevention and remediation efforts will not be successful or that cyber incidents will go undetected. Furthermore, the Fund cannot control the cybersecurity plans and systems of its service providers, counterparties, and other third parties whose activities affect the Fund. The Fund and its shareholders could be negatively impacted as a result.
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Financials Sector Risk. Companies in the financials sector are subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge, the amount of capital and liquid assets they must maintain and, potentially, their size. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by such regulation. Increased risk taking by financial companies may also result in greater overall risk in the U.S. and global financials sector. The impact of changes in capital requirements, or recent or future regulation in various countries, on any individual financial company or on the financials sector as a whole cannot be predicted.
Certain risks may impact the value of investments in the financials sector more severely than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financials sector are exposed directly to the credit risk of their borrowers and counterparties, who may be leveraged to an unknown degree, including through swaps and other derivatives products. Financial services companies may have significant exposure to the same borrowers and counterparties, with the result that a borrower’s or counterparty’s inability to meet its obligations to one company may affect other companies with exposure to the same borrower or counterparty. This interconnectedness of risk may result in significant negative impacts to companies with direct exposure to the defaulting counterparty as well as adverse cascading effects in the markets and the financials sector generally. Companies in the financials sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades, adverse public perception and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. The financials sector is particularly sensitive to fluctuations in interest rates. The financials sector is also a target for cyberattacks. Cybersecurity incidents and technology malfunctions and failures have become increasingly frequent and have caused significant losses to companies in this sector, which may negatively impact the Fund. The extent to which the Fund may invest in a company that engages in securities-related activities or banking is limited by applicable law.
Geographic Risk. Some of the companies in which the Fund invests are located in parts of the world that have historically been prone to natural disasters, such as earthquakes, tornadoes, volcanic eruptions, droughts, floods, hurricanes or tsunamis, and are economically sensitive to environmental events. Any such event may adversely impact the economies of these geographic areas or business operations of companies in these geographic areas, causing an adverse impact on the value of the Fund.
Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds. The Index Provider’s substitution of bonds in the Underlying Index may occur,
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for example, when the time to maturity for the bond no longer matches the Underlying Index’s stated maturity guidelines.
Index-Related Risk. The Fund seeks to achieve a return that corresponds generally to the price and yield performance, before fees and expenses, of its Underlying Index as published by the Index Provider. There is no assurance that the Index Provider or its agents will construct or calculate the Underlying Index accurately. While the Index Provider describes what the Underlying Index is designed to achieve, neither the Index Provider nor its agents provide any warranty or accept any liability regarding the quality, accuracy or completeness of the Underlying Index or its related data, and they do not guarantee that the Underlying Index will be in line with the Index Provider’s methodology. BFA also does not provide any warranty or guarantee against the Index Provider’s or any agent’s errors.
The Index Provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor BFA can offer assurances that the Index Provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the Index Provider may not identify or correct them promptly or at all, particularly for indexes that are less commonly used as benchmarks. In addition, there may be heightened risks associated with the adequacy and reliability of information about emerging markets constituents, as such markets may have less information available or less regulatory oversight. Errors related to the Underlying Index may negatively or positively impact the Fund and its shareholders. For example, if the Underlying Index contains incorrect constituents, the Fund will have exposure to such constituents and will be underexposed to the Underlying Index’s other constituents. Shareholders should understand that any gains from the Index Provider’s errors will be kept by the Fund and its shareholders and any losses or costs from such errors will be borne by the Fund and its shareholders.
Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider and could cause the Index Provider to postpone a scheduled rebalance to the Underlying Index. This could cause the Underlying Index to vary from its normal or expected composition. If a scheduled rebalance is postponed, index constituents that would otherwise be removed at the rebalance (due to, for example, changes in market capitalization or issuer credit ratings) may remain, causing the performance and constituents of the Underlying Index to vary from those expected under normal conditions. In addition, to the extent circumstances evolve between periodic index reviews and reconstitutions, the Underlying Index may include constituents that do not align with its objective or selection criteria, and the Fund tracking the Underlying Index may be similarly affected.
In addition to scheduled rebalances, the Index Provider or its agents may carry out ad hoc index rebalances due to reaching certain weighting constraints, unusual market conditions, corporate events, or corrections of errors. The Fund will in turn rebalance its portfolio to attempt to increase the correlation between the portfolio and the
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Underlying Index. The Fund and its shareholders will directly bear any transaction costs and market exposure from such portfolio rebalancing. Therefore, index-related errors and ad hoc rebalances may increase the Fund’s costs and tracking error.
Interest Rate Risk. Changes in interest rates may have unpredictable effects on fixed-income markets and result in heightened market volatility and lower liquidity for certain instruments, all of which may adversely affect the Fund’s performance. Interest rate changes can be sudden and unpredictable and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for fixed-income securities.
When interest rates rise, the value of fixed-income securities or other instruments sensitive to interest rates typically decreases. A measure that investors commonly use to determine this price sensitivity is called duration. Fixed-income securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. For example, if a bond has a duration of five years and interest rates rise, the price of the bond will likely decline by a greater percentage than for a bond with a one-year duration. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer duration, rising interest rates may cause the value of the Fund’s investments to decline significantly, which would adversely affect the value of the Fund. Changes in prevailing interest rates, particularly sudden and significant changes, may lead to fluctuations in the value of floating rate debt securities, as the rates for those securities typically reset only periodically. In addition, decreases in market-making capacity for fixed-income dealers may lead to lower trading volume, heightened volatility, wider bid-ask spreads and less transparent pricing in certain fixed-income markets.
During periods of very low or negative interest rates, a Fund may be unable to maintain positive returns or pay dividends to shareholders. Under certain market conditions when interest rates are set at low levels and the market prices of portfolio securities have increased, a Fund may have a very low or even negative yield, which would cause the Fund to lose money in certain conditions and time periods.
Issuer Risk. The performance of a Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value of securities or other assets may decline, or perform differently from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.
Management Risk. The Fund is not actively managed and invests in securities or other assets included in, or representative of, its Underlying Index, regardless of their investment merits. The Fund may be affected by a general decline in market segments related to its Underlying Index, and BFA generally does not attempt to invest the Fund’s assets in defensive positions under any market conditions, including declining markets. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track its Underlying Index. Because BFA uses a representative sampling indexing strategy, the Fund will not fully replicate its Underlying Index and may hold securities or other assets not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment strategy, whose implementation is subject to a number of
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constraints, may not produce the intended results. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of its Underlying Index or that the Fund will achieve its investment objective.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a financial instrument or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the particular instrument or asset, or factors that affect one or more issuers, counterparties, exchanges, countries or other geographic units, markets, industries, or asset classes. Local, regional or global events such as war, acts of terrorism, pandemics or other public health issues, recessions, the prospect or occurrence of a sovereign default or other financial crisis, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV. Changes in market and economic conditions generally do not have the same impact on all types of instruments and assets.
Market Trading Risk. The Fund faces numerous market trading risks, any of which may lead to its shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to the NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund shares.
Absence of an Active Primary Market. Although Fund shares are listed for trading on one or more stock exchanges, there can be no assurance that an active primary trading market for Fund shares will develop or be maintained by market makers or Authorized Participants.
Secondary Listing Risks. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. Fund shares also may be available to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for exchange listing or market trading. The Fund’s shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information that is available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to create or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts to NAV than might be experienced at times when the Fund accepts creation and redemption orders. Securities held by the Fund may be traded in markets that close at a different time than an exchange on which Fund shares are traded. Liquidity in those securities may be reduced after the applicable closing time. As a result, during
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the time when the exchange is open but after the applicable market closing, fixing or settlement time, there may be wider bid/ask spreads on the exchange and a greater premium or discount to NAV.
In stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, and an investor may be unable to sell their Fund shares.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or for other reasons. In times of extraordinary market volatility, Fund shares may be subject to trading halts pursuant to “circuit breaker” rules of a stock exchange or market. If there is a trading halt or unanticipated closure of an exchange or market, an investor may be unable to purchase or sell Fund shares. In addition, if trading in certain securities or financial instruments is restricted, this may disrupt the Fund’s creation/redemption process, affect the price at which Fund shares trade in the secondary market, and result in the Fund being unable to trade certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio or accurately price its portfolio holdings and may incur substantial trading losses.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short. In addition, trading activity in derivative products based on the Fund may lead to increased trading volume and volatility in the secondary market for the shares of the Fund.
Fund Shares May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s portfolio holdings. The trading price of the Fund’s shares fluctuates throughout trading hours based on both market supply of and demand for Fund shares and the underlying value of the Fund’s portfolio holdings or NAV. As a result, the trading prices of the Fund’s shares may deviate significantly from NAV during times of market volatility, significant redemption requests, or other unusual market conditions
However, because Fund shares can be created and redeemed in Creation Units at NAV, BFA believes that large discounts or premiums to the Fund’s NAV are not likely to be sustained over the long term (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs). While the creation/redemption feature is designed to make it more likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or other market participants, and during periods of significant market volatility, may result in trading prices for shares of the Fund that differ significantly from its NAV. Authorized Participants may be less willing to create or redeem the Fund’s shares if there is a lack of an active market for such shares or the Fund’s underlying investments, which may contribute to the Fund’s shares trading at a premium or discount to NAV.
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Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling Fund shares through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “spread,” which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The spread varies over time for Fund shares based on trading volume and market liquidity. It is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. Increased market volatility also may cause wider spreads. In addition, there may be regulatory and other charges that are incurred as a result of trading activity. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results, and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.
National Closed Market Trading Risk. To the extent that securities or other assets held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between such asset’s current price and its last quoted price (i.e., the quote from the closed foreign market to the Fund). The impact of a closed foreign market on the Fund is likely to be greater where a large portion of the Fund’s holdings trade on a closed foreign market or when a foreign market is closed for unscheduled reasons. These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other funds.
Non-U.S. Issuers Risk. The Fund may invest in U.S. dollar-denominated bonds of non-U.S. corporate issuers. Securities issued by non-U.S. issuers have different risks from securities issued by U.S. issuers. These risks include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, uncertainties of transnational litigation, and potential restrictions on the flow of international capital, including the possible seizure or nationalization of the securities issued by non-U.S. issuers held by the Fund. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. Unfavorable political, economic or governmental developments in non-U.S. countries could affect the payment of a security’s principal and interest. Securities issued by non-U.S. issuers may also be less liquid than, and more difficult to value than, securities of U.S. issuers. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer’s local currency against the U.S. dollar.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA
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seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Privately Issued Securities Risk. The Fund may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S under the 1933 Act. Privately issued securities typically may be resold only to qualified institutional buyers, or in a privately negotiated transaction, or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund may find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s NAV due to the absence of an active trading market. There can be no assurance that a privately issued security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and its value may decline as a result.
Reliance on Trading Partners Risk. The economies of many countries or regions in which the Fund invests are highly dependent on trade with certain key trading partners. Reduction in spending on products and services by these key trading partners, institution of tariffs or other trade barriers or a slowdown in the economies of key trading partners may adversely affect the performance of any company in which the Fund invests and have a material adverse effect on the Fund’s performance.
Risk of Investing in Developed Countries. Investment in developed country issuers will subject the Fund to legal, regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries generally tend to rely on services sectors (e.g., the financial services sector) as the primary means of economic growth. A prolonged slowdown in one or more services sectors is likely to have a negative impact on economies of certain developed countries, although economies of individual developed countries can be impacted by slowdowns in other sectors. In the past, certain developed countries have been targets of terrorism, and some geographic areas in which the Fund invests have experienced strained international relations due to territorial disputes, historical animosities, defense concerns and other security concerns. These situations may cause uncertainty in the financial markets in these countries or geographic areas and may adversely affect the performance of the issuers to which the Fund has exposure. Heavy regulation of certain markets, including labor and product markets, may have an adverse effect on certain issuers. Such regulations may negatively affect economic growth or cause prolonged periods of recession. Many developed countries are heavily indebted and face rising healthcare and retirement expenses. In addition, price fluctuations of certain commodities and regulations impacting the import of commodities may negatively affect developed country economies.
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Risk of Investing in Russia. Investing in Russian securities involves significant risks, in addition to those described under “Risk of Investing in Emerging Markets” and “Non-U.S. Issuers Risk,” that are not typically associated with investing in U.S. securities, including:
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The risk of delays in settling portfolio transactions and the risk of loss arising out of the system of share registration and custody used in Russia;
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Risks in connection with the maintenance of the Fund’s portfolio securities and cash with foreign sub-custodians and securities depositories, including the risk that appropriate sub-custody arrangements will not be available to the Fund;
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The risk that the Fund’s ownership rights in portfolio securities could be lost through fraud or negligence because ownership in shares of Russian companies is recorded by the companies themselves and by registrars, rather than by a central registration system;
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The risk that the Fund may not be able to pursue claims on behalf of its shareholders because of the system of share registration and custody, and because Russian banking institutions and registrars are not guaranteed by the Russian government; and
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The risk that various responses by other nation-states to alleged Russian cyber activity will impact Russia’s economy and Russian issuers of securities in which the Fund invests.
Russian invasion of Ukraine. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions, including declines in its stock markets and the value of the ruble against the U.S. dollar, are impossible to predict, but could be significant. Disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, import and export restrictions, tariffs or cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians, may impact Russia’s economy, Russian issuers of securities in which the Fund invests, or the economies of Europe as a whole. Actual and threatened responses to Russian military action may also impact the markets for certain Russian commodities, such as oil and natural gas, as well as other sectors of the Russian economy, and are likely to have collateral impacts on such sectors across Europe and globally.
Russia Sanctions. Governments in the U.S. and many other countries (collectively, the “Sanctioning Bodies”) have imposed economic sanctions on certain Russian individuals, including politicians, and Russian corporate and banking entities, including banning Russia from global payments systems that facilitate cross-border payments. The Sanctioning Bodies, or others, could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the
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immediate freeze of Russian securities and/or funds invested in prohibited assets, impairing the ability of the Fund to buy, sell, receive or deliver those securities and/or assets.
The sanctions against certain Russian issuers include prohibitions on transacting in or dealing in issuances of debt or equity of such issuers. Compliance with each of these sanctions has and may continue to impair the ability of the Fund to buy, sell, hold, receive or deliver the affected securities or other securities of such issuers. If it becomes impracticable or unlawful for the Fund to hold securities subject to, or otherwise affected by, sanctions (collectively, “affected securities”), or if deemed appropriate by BFA, the Fund may prohibit in-kind deposits of the affected securities in connection with creation transactions and instead require a cash deposit, which may also increase the Fund's transaction costs. The Fund may also be legally required to freeze assets in a blocked account.
Sanctions have resulted in Russia taking counter measures or retaliatory actions, which has impaired the value and liquidity of Russian securities. These retaliatory measures include the immediate freeze of Russian assets held by the Fund. Due to the freeze of these assets, including depositary receipts, the Fund may need to liquidate non-restricted assets in order to satisfy any Fund redemption orders. The liquidation of Fund assets during this time may also result in the Fund receiving substantially lower prices for its securities. Russia may implement additional retaliatory measures, which may further impair the value and liquidity of Russian securities and the ability of the Fund to receive dividend payments. Recently, Russia has issued a number of countersanctions, some of which restrict the distribution of profits by limited liability companies (e.g., dividends), and prohibits Russian persons from entering into transactions with designated persons from “unfriendly states” as well as the export of raw materials or other products from Russia to certain sanctioned persons. Russian companies may be unable to pay dividends and, if they pay dividends, the Fund may be unable to receive them.
These sanctions, the decision by Russia to suspend trading on the Moscow Exchange (MOEX) and prohibit non-resident investors from executing security sales, and other events have led to changes in the Fund's Underlying Index. The Fund’s Index Provider has removed Russian securities from the Underlying Index. To the extent that the Fund rebalances its portfolio and trades in non-Russian securities to seek to track the investment results of the Underlying Index, this may result in transaction costs and increased tracking error. The Fund is currently restricted from trading in Russian securities, including those in its portfolio, while the Underlying Index has removed Russian securities. This disparity will also lead to increased tracking error. The inability of the Fund to trade in Russian securities may adversely affect the Fund’s ability to meet its investment objective. It is unknown when, or if, sanctions may be lifted or the Fund’s ability to trade in Russian securities will resume.
Also, if an affected security is included in the Fund's Underlying Index, the Fund may, where practicable, seek to eliminate its holdings of the affected security by employing or augmenting its representative sampling strategy to seek to track the investment results of its Underlying Index. The use of (or increased use of) a representative sampling strategy may increase the Fund’s tracking error risk. If the affected securities
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constitute a significant percentage of the Underlying Index, the Fund may not be able to effectively implement a representative sampling strategy, which may result in significant tracking error between the Fund’s performance and the performance of its Underlying Index.
Risk of Investing in Saudi Arabia. The ability of foreign investors (such as the Fund) to invest in the securities of Saudi Arabian issuers is relatively new. Such ability could be restricted by the Saudi Arabian government at any time, and unforeseen risks could materialize with respect to foreign ownership in such securities. In addition, the Saudi Arabian government places investment limitations on the ownership of Saudi Arabian issuers by foreign investors, including a limitation on the Fund’s ownership of any single issuer listed on the Saudi Arabian Stock Exchange, which may prevent the Fund from investing in accordance with its strategy and contribute to tracking error against the Underlying Index. Saudi Arabia is highly reliant on income from the sale of petroleum and trade with other countries involved in the sale of petroleum, and its economy is therefore vulnerable to changes in foreign currency values and the market for petroleum. As global demand for petroleum fluctuates, Saudi Arabia may be significantly impacted. Like most Middle Eastern governments, the government of Saudi Arabia exercises substantial influence over many aspects of the private sector. Although liberalization in the wider economy is underway, in many areas it has lagged significantly: restrictions on foreign ownership persist, and the government has an ownership stake in many key industries. The situation is exacerbated by the fact that Saudi Arabia is governed by an absolute monarchy. Saudi Arabia has historically experienced strained relations with economic partners worldwide, including other countries in the Middle East, due to geopolitical events. Governmental actions in the future could have a significant effect on economic conditions in Saudi Arabia, which could affect private sector companies and the Fund, as well as the value of securities in the Fund’s portfolio. Any economic sanctions on Saudi Arabian individuals or Saudi Arabian corporate entities, or even the threat of sanctions, may result in the decline of the value and liquidity of Saudi Arabian securities, a weakening of the Saudi riyal or other adverse consequences to the Saudi Arabian economy. In addition, Saudi Arabia’s economy relies heavily on cheap, foreign labor, and changes in the availability of this labor supply could have an adverse effect on the economy.
Investments in the securities of Saudi Arabian issuers involve risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of the Fund’s investments. Such heightened risks may include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, crime and instability as a result of religious, ethnic and/or socioeconomic unrest. Although the political situation in Saudi Arabia is largely stable, Saudi Arabia has historically experienced political instability, and there remains the possibility that instability in the larger Middle East region could adversely impact the economy of Saudi Arabia. Political instability in the larger Middle East region has caused significant disruptions to many industries. Continued political and social unrest in these areas may negatively affect the value of securities in the Fund’s portfolio.
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Risk of Investing in the U.S. Investing in U.S. issuers involves legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. A decrease in imports or exports, changes in trade regulations, inflation, an economic recession, financial system stress, or political turmoil, among other risks, may have an adverse effect on the U.S. economy and the securities listed on U.S. exchanges. The U.S. is also subject to the risk of natural disasters, such as droughts, earthquakes, fires and floods. U.S. security risks include acts of terrorism, internal unrest and a deterioration in relations between the U.S. and certain countries. Any of these may adversely affect the U.S. economy, financial markets or issuers.
Governmental agencies project that the U.S. will maintain elevated public debt levels for the foreseeable future. Although elevated debt levels do not necessarily indicate or cause economic problems, the costs of servicing such debt may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. BlackRock Institutional Trust Company, N.A. (“BTC”), which is the securities lending agent for the iShares/BlackRock ETFs, will take into account the tax impact to Fund shareholders of substitute payments for dividends when managing the securities lending program.
Security Risk. Some geographic areas in which the Fund invests have experienced acts of terrorism and strained international relations due to territorial disputes, historical animosities, defense concerns and other security concerns. These situations may cause uncertainty in the markets of these geographic areas and may adversely affect their economies.
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund's valuation of a security at the time of calculation of the Fund's NAV), transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses,
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while the Underlying Index does not. BFA EXPECTS THAT THE FUND WILL EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX ETFs.
U.S. Economic Risk. The U.S. is a significant trading partner of, or foreign investor in, a number of countries. As a result, the economic conditions of such countries may be particularly affected by changes in the U.S. economy, such as a decrease in U.S. imports or exports, changes in trade regulations, changes in the U.S. dollar exchange rate or an economic slowdown in the U.S. Any such event may have an adverse effect on the economies of U.S. trading partners and the securities issuers in such countries, which in turn could negatively impact a Fund’s investments. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system.
Valuation Risk. The price that the Fund could receive upon the sale (or other disposition) of a security or other asset may differ from the Fund’s valuation of the security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology. The price received by the Fund also may differ from the value used by the Underlying Index (if applicable). Because non-U.S. exchanges or markets may be open on days or during time periods when the Fund does not price its shares, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when investors are not able to purchase or sell Fund shares.
In addition, for purposes of calculating the Fund's NAV, the value of assets denominated in non-U.S. currencies (if any) is translated into U.S. dollars at the prevailing market rates. This translation may result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index. Authorized Participants that create or redeem Fund shares on days when the Fund is holding fair-valued securities or other assets may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the securities or other assets not been fair valued or been valued using a different methodology. The ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies. The order of the below risk factors does not indicate the significance of any particular risk factor.
Close-Out Risk for Qualified Financial Contracts. Regulations adopted by global prudential regulators require counterparties that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency forwards
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and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent a Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and also prohibit a Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit risk and other risks to a Fund.
Consumer Goods Industry Risk. Companies in the consumer goods industry may be strongly affected by social trends, marketing campaigns and other factors affecting consumer demand. Governmental regulation affecting the use of various food additives may affect the profitability of certain consumer goods companies represented in the Underlying Index. Many consumer goods in the U.S. may also be marketed globally, and such consumer goods companies may be affected by the demand and market conditions in non-U.S. countries.
Custody Risk. Custody risk refers to the risks inherent in the process of clearing and settling trades, as well as the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets may make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets. In general, the less developed a country’s securities markets are, the higher the degree of custody risk.
Energy Sector Risk. The market value of securities issued by companies in the energy sector may decline for the following reasons, among others: changes in and volatility of global energy prices, energy supply and demand, and spending on exploration and production of energy sources (including costs related to the transition to low carbon alternatives or clean energy); exchange rates, interest rates, economic conditions, and tax treatment; changes in the actual or perceived availability of oil or other resource deposits; the enactment or cessation of trade sanctions or import controls; war or other geopolitical conflicts; negative perception; increased litigation; energy conservation efforts; energy infrastructure developments or service failures; and increased competition and technological advances. There may also be increased impacts on the value of the investments in the Fund as a result of geographic concentration in locations where the value of the investments in the Fund may be more susceptible to adverse physical climate events, as well as social and governance factors. Companies in this sector may be subject to substantial government regulation and contractual fixed pricing, which may increase the cost of doing business and limit the earnings of these companies. A significant portion of the revenues of these companies may depend on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of companies in this sector.
Energy companies may also operate in, or engage in transactions involving, countries that have less developed regulatory regimes or a history of expropriation, confiscation of assets, foreign investment restrictions, nationalization or other adverse policies or that are at greater risk of political and social unrest, coups or labor disruptions. Energy companies also face a significant risk of liability from accidents resulting in injury or
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loss of life or property, pollution or other environmental problems, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, cyber incident, political strife or natural disasters. Any such event could have serious consequences for the general population of the affected area and could have an adverse impact on the Fund’s portfolio and the performance of the Fund. Energy companies may have relatively high levels of debt and may be more likely than other companies to restructure their businesses if there are downturns in energy markets or in the global economy. Energy production companies, especially those for oil and gas, may also have to contend with service disruptions, pipeline and equipment leaks and ruptures, explosions, fires, unscheduled downtime, transportation interruptions, discharges or releases of toxic or hazardous gases and other environmental risks.
The energy sector may experience significant market volatility. For example, Russia’s large-scale invasion of Ukraine on February 24, 2022 led to disruptions and increased volatility in the energy and commodity futures markets due to actual and potential disruptions in the supply and demand for certain commodities, including oil and natural gas. The U.S. and other actors have, in response, enacted various sanctions and restrictions on business dealings with Russia, which include restrictions on imports of oil, natural gas and coal. The effect of the current sanctions and restrictions, as well as the extent and duration of the Russian military action, additional sanctions and associated market disruptions on the energy sector, are impossible to predict and depend on a number of factors. The effect of these events or any related developments could be significant and may have a severe adverse effect on the performance of the Fund.
European Economic Risk. The Economic and Monetary Union (the “eurozone”) of the European Union (the “EU”) requires compliance by member states that are members of the eurozone with restrictions on inflation rates, deficits, interest rates and debt levels, as well as fiscal and monetary controls, each of which may significantly affect every country in Europe, including those countries that are not members of the eurozone. Additionally, European countries outside of the eurozone may present economic risks that are independent of the indirect effects that eurozone policies have on them. In particular, the United Kingdom's (the “U.K.”) economy may be affected by global economic, industrial and financial shifts. Changes in imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of eurozone countries), the default or threat of default by an EU member state on its sovereign debt and/or an economic recession in an EU member state may have a significant adverse effect on the economies of other EU member states and their trading partners. The European financial markets have historically experienced volatility and adverse trends due to concerns about economic downturns or government debt levels in several European countries, including, but not limited to, Austria, Belgium, Cyprus, France, Greece, Ireland, Italy, Portugal, Spain and Ukraine. These events have affected and may in the future adversely affect the exchange rate of the euro and may significantly affect European countries.
Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest, may limit future growth and economic recovery or may have
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other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The U.K. left the EU (“Brexit”) on January 31, 2020. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets.
The national politics of countries in Europe have been unpredictable and subject to influence by disruptive political groups and ideologies, including, for example, secessionist movements. The governments of European countries may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe or war in the region could also impact financial markets. The impact of these events is not clear but could be significant and far-reaching and could adversely affect the value and liquidity of the Fund's investments.
Russian Invasion of Ukraine. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions, including declines in its stock markets and the value of the ruble against the U.S. dollar, are impossible to predict, but could be significant. Disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, import and export restrictions, tariffs or cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians, may impact Russia's economy, Russian issuers of securities in which the Fund invests, or the economies of Europe as a whole. Actual and threatened responses to Russian military action may also impact the markets for certain Russian commodities, such as oil and natural gas, as well as other sectors of the Russian economy, and are likely to have collateral impacts on such sectors across Europe and globally.
Healthcare Sector Risk. The profitability of companies in the healthcare sector may be adversely affected by the following factors, among others: extensive government regulations, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, changes in the demand for medical products and services, a limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection. The expiration of a company’s patents may adversely affect that company’s profitability. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. The U.S. Inflation Reduction Act of 2022 allows for the negotiation of prescription drug prices on behalf of Medicare recipients, which may result in reduced prescription prices. This could reduce some healthcare companies’ overall profitability.
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Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and such efforts ultimately may be unsuccessful. Companies in the healthcare sector may be thinly capitalized and may be susceptible to product obsolescence. In addition, a number of legislative proposals concerning healthcare have been considered by the U.S. Congress in recent years. It is unclear what proposals will ultimately be enacted, if any, and what effect they may have on companies in the healthcare sector.
Illiquid Investments Risk. The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and any security or instrument held by the Fund may be deemed an illiquid investment pursuant to the Fund’s liquidity risk management program. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. An investment may be illiquid due to, among other things, the reduced number and capacity of traditional market participants to make a market in securities or instruments, the lack of an active market for such securities or instruments, capital controls, delays or limits on repatriation of local currency, or insolvency of local governments. To the extent that the Fund invests in securities or instruments with substantial market and/or credit risk, the Fund will tend to have increased exposure to the risks associated with illiquid investments. Illiquid investments may be harder to value, especially in changing markets. Although the Fund primarily seeks to redeem shares of the Fund on an in-kind basis, if the Fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the Fund may be greater than normal. Other market participants may be attempting to liquidate holdings at the same time as the Fund, causing increased supply of the Fund’s underlying investments in the market and contributing to illiquid investments risk and downward pricing pressure. In addition, if the Fund is limited in its ability to sell illiquid investments during periods when shareholders are redeeming their shares, the Fund will need to sell liquid securities to meet redemption requests and illiquid securities will become a larger portion of the Fund’s holdings. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund's NAV.
Large Shareholder and Large-Scale Redemption Risk. Certain shareholders of the Fund, including an Authorized Participant, a third-party investor, the Fund’s adviser, an affiliate of the Fund’s adviser, a market maker, or another entity, may from time to time own or manage a substantial amount of Fund shares or may hold their investment in
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the Fund for a limited period of time. These shareholders may also pledge or loan Fund shares (to secure financing or otherwise), which may result in the shares becoming concentrated in another party. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment or that the size of the Fund would be maintained. Redemptions of a large number of Fund shares may adversely affect the Fund’s liquidity and net assets. To the extent the Fund permits redemptions in cash, these redemptions may force the Fund to sell portfolio securities or other assets when it might not otherwise do so, which may negatively impact the Fund’s NAV, have a material effect on the market price of Fund shares, increase the Fund’s brokerage costs, accelerate the realization of taxable income and/or capital gains, and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such tax year. The Fund also may be required to sell its more liquid investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price.
To the extent these large shareholders transact in Fund shares on the secondary market, such transactions may account for a large percentage of the trading volume for Fund shares and may, therefore, have a material upward or downward effect on the market price of the shares. In addition, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, diluting its investment returns.
Privatization Risk. Some countries in which the Fund invests have privatized, or have begun the process of privatizing, certain entities and industries. Newly privatized companies may face strong competition from government-sponsored competitors that have not been privatized. In some instances, investors in newly privatized entities have suffered losses due to the inability of the newly privatized entities to adjust quickly to a competitive environment or changing regulatory and legal standards or, in some cases, due to re-nationalization of such privatized entities. There is no assurance that similar losses will not recur.
Real Estate Investment Risk. Companies that invest in real estate (“Real Estate Companies”), such as real estate investment trusts (“REITs”) and real estate holding and operating companies, expose investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which Real Estate Companies are organized and operated. Real estate is highly sensitive to general and local economic conditions and developments and is characterized by intense competition and periodic overbuilding. Many Real Estate Companies , including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and the risk normally associated with debt financing, and could potentially increase the Fund’s losses. Rising interest rates could result in higher costs of capital for Real Estate Companies, which could negatively affect a Real Estate Company's ability to meet its payment obligations or its financing activity and could decrease the market prices for REITs and for properties held by such REITs. In addition, to the extent a Real Estate
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Company has its own expenses, the Fund (and indirectly, its shareholders) will bear its proportionate share of such expenses.
Concentration Risk. Real Estate Companies may own a limited number of properties and concentrate their investments in a particular geographic region, industry or property type. Economic downturns affecting a particular region, industry or property type may lead to a high volume of defaults within a short period.
Equity REITs Risk. Certain REITs may make direct investments in real estate. These REITs are often referred to as “Equity REITs.” Equity REITs invest primarily in real properties and may earn rental income from leasing those properties. Equity REITs may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. A decline in rental income may occur because of extended vacancies, limitations on rents, the failure to collect rents, increased competition from other properties or poor management. Equity REITs also can be affected by rising interest rates. Rising interest rates may cause investors to demand a high annual yield from future distributions that, in turn, could decrease the market prices for such REITs and for the properties held by such REITs. In addition, rising interest rates also increase the costs of obtaining financing for real estate projects. Because many real estate projects are dependent upon receiving financing, this could cause the value of the Equity REITs in which the Fund invests to decline.
Illiquidity Risk. Investing in Real Estate Companies may involve risks similar to those associated with investing in small-capitalization companies. Real Estate Company securities may be volatile. There may be less trading in Real Estate Company shares, which means that purchase and sale transactions in those shares could have a magnified impact on share price, resulting in abrupt or erratic price fluctuations. In addition, real estate is relatively illiquid and, therefore, a Real Estate Company may have a limited ability to vary or liquidate its investments in properties in response to changes in economic or other conditions.
Interest Rate Risk. Rising interest rates could result in higher costs of capital for Real Estate Companies, which could negatively affect a Real Estate Company’s ability to meet its payment obligations. Declining interest rates could result in increased prepayment on loans and require redeployment of capital in less desirable investments.
Leverage Risk. Real Estate Companies may use leverage (and some may be highly leveraged), which increases investment risk and the risks normally associated with debt financing and could adversely affect a Real Estate Company’s operations and market value in periods of rising interest rates. Financial covenants related to a Real Estate Company’s leveraging may affect the ability of the Real Estate Company to operate effectively. In addition, investments may be subject to defaults by borrowers and tenants. Leveraging may also increase repayment risk.
Loan Foreclosure Risk. Real Estate Companies may foreclose on loans that the Real Estate Company originated and/or acquired. Foreclosure may generate negative publicity for the underlying property that affects its market value. In addition to the
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length and expense of such proceedings, the validity of the terms of the applicable loan may not be recognized in foreclosure proceedings.
Operational Risk. Real Estate Companies are dependent upon management skills and may have limited financial resources. Real Estate Companies are generally not diversified and may be subject to heavy cash flow dependency, default by borrowers and self-liquidation. In addition, transactions between Real Estate Companies and their affiliates may be subject to conflicts of interest, which may adversely affect a Real Estate Company’s shareholders. A Real Estate Company may also have joint ventures in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.
Property Risk. Real Estate Companies may be subject to risks relating to functional obsolescence or reduced desirability of properties; extended vacancies due to economic conditions and tenant bankruptcies; property damage due to events such as earthquakes, hurricanes, tornadoes, rodent, insect or disease infestations and terrorist acts; eminent domain seizures; and casualty or condemnation losses. Real estate income and values also may be greatly affected by demographic trends, such as population shifts, changes in consumer preferences and values, increasing vacancies or declining rents resulting from legal, cultural, technological, global or local economic developments and changes in tax law.
Regulatory Risk. Real estate income and values may be adversely affected by applicable domestic and foreign laws (including tax laws). Government actions, such as tax increases, zoning law changes, mandated closures or other commercial restrictions, reduced funding for schools, parks, garbage collection and other public services or environmental regulations also may have a major impact on real estate income and values.
Repayment Risk. The prices of Real Estate Company securities may drop because of the failure of borrowers to repay their loans, poor management, or the inability to obtain financing either on favorable terms or at all. If the properties in which Real Estate Companies invest do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the Real Estate Companies to make payments of interest and principal on their loans will be adversely affected.
U.S. Tax Risk. Certain U.S. Real Estate Companies are subject to special U.S. federal tax requirements. A REIT that fails to comply with such tax requirements may be subject to U.S. federal income taxation, which may affect the value of the REIT and the characterization of the REIT’s distributions. The U.S. federal tax requirement that a REIT distributes substantially all of its net income to its shareholders may result in the REIT having insufficient capital for future expenditures. A REIT that successfully maintains its qualification may still become subject to U.S. federal, state and local taxes, including excise, penalty, franchise, payroll, mortgage recording, and transfer taxes, both directly and indirectly through its subsidiaries.
Risk of Investing in Emerging Markets. Investments in emerging market issuers are subject to a greater risk of loss than investments in issuers located or operating in
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more developed markets. This is due to, among other things, the potential for greater market volatility, lower trading volume, higher levels of inflation, social, political or economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments in emerging market countries than are typically found in more developed markets.
Some countries in which the Fund may invest may experience economic instability, including instability resulting from substantial rates of inflation or significant devaluations of their currency, or economic recessions, which would have a negative effect on the economies and securities markets of their economies. Some of these countries may also impose restrictions on the exchange or export of currency or adverse currency exchange rates and may be characterized by a lack of available currency hedging instruments.
Disparities of wealth, the pace and success of democratization and ethnic, religious and racial disaffection, among other factors, may exacerbate social unrest, violence and labor unrest in some of the countries in which the Fund may invest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses.
Companies in many emerging markets are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in more developed countries, and as a result, information about the securities in which the Fund invests may be less reliable or complete. Moreover, emerging markets often have less reliable securities valuations and greater risks associated with custody of securities than developed markets. There may be significant obstacles to obtaining information necessary for investigations into or litigation against companies and shareholders may have limited legal remedies. The Fund is not actively managed and does not select investments based on investor protection considerations.
In addition, emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging market countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment. Chronic structural public sector deficits in some countries in which the Fund may invest may adversely impact securities held by the Fund.
Local securities markets in emerging market countries may trade a small number of securities and may be unable to respond effectively to changes in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times. Settlement procedures in emerging market countries are frequently less developed and reliable than those in the U.S. (and other developed countries). In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could have an adverse effect on the Fund in seeking to achieve its investment objective.
There could be additional impacts on the value of the Fund as a result of sustainability risks, in particular those caused by environmental changes related to climate change, social issues (including relating to labor rights) and governance risk (including but not
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limited to risks around board independence, ownership and control, or audit and tax management). Additionally, disclosures or third-party data coverage associated with sustainability risks is generally less available or transparent in these markets.
Investing in emerging market countries involves a higher risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested in certain emerging market countries. As a result, investments in certain countries in which the Fund may invest may be subject to loss due to expropriation or nationalization of assets and property or the imposition of restrictions on foreign investments and repatriation of capital.
Sustainability Risk. Sustainability risk is an inclusive term to designate investment risk (probability or uncertainty of occurrence of material losses relative to the expected return of an investment) that relates to environmental, social or governance issues.
Sustainability risk around environmental issues includes, but is not limited to, climate risk, both physical and transition risk. Physical risk arises from the physical effects of climate change, acute or chronic. For example, frequent and severe climate-related events can impact products and services and supply chains. Transition risk – whether policy, technology, market or reputation risk – arises from the adjustment to a low-carbon economy in order to mitigate climate change. Risks related to social issues can include, but are not limited to, labor rights and community relations. Governance-related risks can include but are not limited to risks around board independence, ownership and control, and audit and tax management. These risks can impact an issuer’s operational effectiveness and resilience as well as its public perception and reputation, affecting its profitability and, in turn, its capital growth and ultimately impacting the value of holdings in a Fund.
These are only examples of sustainability risk factors, and sustainability risk factors do not solely determine the risk profile of the investment. The relevance, severity, materiality and time horizon of sustainability risk factors and other risks can differ significantly across Funds.
Sustainability risk can manifest itself through different existing risk types including, but not limited to, market, liquidity, concentration, credit and asset-liability mismatch risk. For example, a Fund may invest in the securities of an issuer that could face potentially reduced revenues or increased expenditures from physical climate risk (e.g., decreased production capacity due to supply chain perturbations, lower sales due to demand shocks or higher operating or capital costs) or transition risk (e.g., decreased demand for carbon-intensive products and services or increased production costs due to changing input prices). As a result, sustainability risk factors may have a material impact on an investment, may increase volatility, may affect liquidity and may have an adverse impact on the value of shares of a Fund.
The impact of those risks may be higher for Funds with particular sectoral or geographic concentrations. For example, Funds with geographic concentration in locations susceptible to adverse weather conditions where the value of the investments in the Funds may be more susceptible to adverse physical climate events, or Funds with specific sectoral concentrations, such as investing in industries or
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issuers with high carbon intensity or high switching costs associated with the transition to low carbon alternatives, may be more impacted by climate transition risks.
All or a combination of these factors may have an unpredictable impact on a Fund’s investments. Under normal market conditions, such events could have a material impact on the value of shares of a Fund.
Assessments of sustainability risk are specific to the asset class and to a fund’s investment objective. Different asset classes require different data and tools to apply heightened scrutiny, assess materiality, and make meaningful differentiation among issuers and assets. To the extent consistent with a Fund’s investment objective, risks are considered and risk managed concurrently, by prioritizing in part based on materiality and on the Fund’s objective.
The impacts of sustainability risk are likely to develop over time, and new sustainability risks may be identified as further data and information regarding sustainability factors and impacts become available.
Technology Companies Risk. Technology companies and companies that rely heavily on technological advances may have limited product lines, markets, financial resources and personnel. These companies may face rapid product obsolescence as well as unexpected risks and costs related to new product introduction and technological developments, such as artificial intelligence and machine learning. Technology companies may be adversely affected by disruptions to supply chains and distribution networks as well as issues at third-party partners. They are heavily dependent on patent and other intellectual property rights, and the loss or impairment of these rights may adversely affect their profitability. Technology companies may face increased government scrutiny and may be subject to adverse government or legal action. These companies also may be adversely affected by, among other things, actual or perceived security vulnerabilities or other defects in their products and services, which may result in lawsuits, government enforcement actions and other remediation costs.
Threshold/Underinvestment Risk. If certain aggregate and/or fund-level ownership thresholds are reached through transactions undertaken by BFA, its affiliates or the Fund, or as a result of third-party transactions or actions by an issuer or regulator, the ability of BFA and its affiliates on behalf of clients (including the Fund) to purchase or dispose of investments, exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. The capacity of the Fund to invest in certain securities or other assets may be affected by the relevant threshold limits, and such limitations may have adverse effects on the liquidity and performance of the Fund’s portfolio holdings. To the extent a Fund tracks an index, such limits may increase the risk of the Fund being underinvested in an asset relative to its Underlying Index and increase the risk of tracking error.
For example, ownership limits may apply to securities whose issuers operate in certain regulated industries or in certain international markets. Such limits also may apply where the investing entity (such as the Fund) is subject to corporate or regulatory ownership restrictions or invests in certain futures or other derivative transactions. In certain circumstances, aggregate and/or fund-level amounts invested or voted by BFA and its affiliates for their proprietary accounts and for client accounts (including the
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Fund) may not exceed the relevant limits without the grant of a license or other regulatory or corporate consent. In other cases, exceeding such thresholds may cause BFA and its affiliates, the Fund or other client accounts to suffer disadvantages or business restrictions.
Utilities Sector Risk. Companies in the utilities sector may be adversely affected by changes in exchange rates, domestic and international competition, and governmental limitations on rates charged to consumers. The value of regulated utility debt securities (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates. Deregulation may subject utility companies to greater competition and may adversely affect their profitability. Federal legislation may facilitate the construction of electric transmission lines not only by public utilities but also by independent transmission developers, which could increase competition in the wholesale electricity markets. As deregulation allows utility companies to diversify outside of their original geographic regions and their traditional lines of business, utility companies may engage in riskier ventures. In addition, deregulation may eliminate restrictions on the profits of certain utility companies, but may also subject these companies to greater risk of loss. Companies in the utilities industry may have difficulty obtaining an adequate return on invested capital, raising capital, or financing large construction projects during periods of inflation or unsettled capital markets; face restrictions on operations and increased cost and delays attributable to environmental considerations and regulation; find that existing plants, equipment or products have been rendered obsolete by technological innovations; or be subject to increased costs because of the scarcity of certain fuels or the effects of man-made or natural disasters. Existing and future regulations or legislation may make it difficult for utility companies to operate profitably. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. There is no assurance that regulatory authorities will grant rate increases in the future or that such increases will be adequate to permit the payment of coupon payments on bonds issued by such company. Energy conservation and changes in climate policy may also have a significant adverse impact on the revenues and expenses of utility companies.
Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The Fund discloses its portfolio holdings daily at www.iShares.com. Fund fact sheets providing information regarding the Fund's top holdings are posted on www.iShares.com when available and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Fund. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's
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investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, and litigation expenses and any extraordinary expenses (as determined by a majority of the Trustees who are not “interested persons” of the Trust). Operating expenses paid by BFA under the Investment Advisory Agreement exclude acquired fund fees and expenses, if any.
For its investment advisory services to the Fund, BFA is paid a management fee from the Fund calculated based on the aggregate average daily net assets of the following iShares funds: iShares 1-5 Year Investment Grade Corporate Bond ETF, iShares 5-10 Year Investment Grade Corporate Bond ETF, iShares 10+ Year Investment Grade Corporate Bond ETF, iShares Biotechnology ETF, iShares Cohen & Steers REIT ETF, iShares iBoxx $ Investment Grade Corporate Bond ETF, iShares MBS ETF, iShares Russell 1000 Growth ETF, iShares Russell 1000 Value ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap Value ETF, iShares S&P Mid-Cap 400 Growth ETF and iShares TIPS Bond ETF.
The management fee for the Fund equals the ratio of the Fund’s net assets over the aggregate net assets of the above iShares funds multiplied by 0.0400% per annum of the aggregate net assets. For the fiscal year ended February 29, 2024, BFA was paid a management fee from the Fund, as a percentage of the Fund’s average daily net assets, at the annual rate of 0.04%.
BFA may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”). As of March 31, 2024, BFA and its affiliates provided investment advisory services for assets of approximately $10.5 trillion. BFA and its affiliates trade and invest for their own accounts in the actual securities and types of securities in which the Fund may also invest, which may affect the price of such securities.
A discussion regarding the basis for the approval by the Trust's Board of Trustees (the “Board”) of the Investment Advisory Agreement with BFA is available in the Fund's Semi-Annual Report for the period ended August 31.
Portfolio Managers. James Mauro and Karen Uyehara are primarily responsible for the day-to-day management of the Fund. The Portfolio Managers are responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their respective portfolio management teams to focus on certain asset classes, implementing investment
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strategy, researching and reviewing investment strategy and overseeing members of their respective portfolio management teams who have more limited responsibilities.
James Mauro has been employed by BFA or its affiliates as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since 2011.
Karen Uyehara has been employed by BFA or its affiliates as a senior portfolio manager since 2010. Prior to that, Ms. Uyehara was a portfolio manager at Western Asset Management Company (WAMCO). Ms. Uyehara has been a Portfolio Manager of the Fund since 2021.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company is the administrator, custodian and transfer agent for the Fund. JPMorgan Chase Bank, N.A. serves as custodian for the Fund in connection with certain securities lending activities.
Conflicts of Interest. The investment activities of BFA and its affiliates (including BlackRock and its subsidiaries (collectively, the “Affiliates”)), and their respective directors, officers or employees, in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and its Affiliates provide investment management services to other funds and discretionary managed accounts that may follow investment programs similar to that of the Fund. BFA and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more Affiliates act, or may act, as an investor, research provider, investment manager, commodity pool operator, commodity trading advisor, financier, underwriter, adviser, trader, lender, index provider, agent and/or principal, and have other direct and indirect interests in securities, currencies, commodities, derivatives and other instruments in which the Fund may directly or indirectly invest. The Fund may invest in securities of, or engage in other transactions with, companies with which an Affiliate has significant debt or equity investments or other interests. The Fund may also invest in issuances (such as structured notes) by entities for which an Affiliate provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. The Fund also may invest in securities of, or engage in other transactions with, companies for which an Affiliate provides or may in the future provide research coverage. An Affiliate may have business relationships with, and purchase or distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the
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Fund. This may include transactions in securities issued by other open-end and closed-end investment companies (which may include investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”)). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate having positions in certain securities that are senior or junior to, or have interests different from or adverse to, the securities that are owned by the Fund.
Neither BlackRock nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. The results of the Fund's investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by BlackRock or an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
In addition, the Fund may, from time to time, enter into transactions in which BFA or an Affiliate or its or their directors, officers, employees or clients have an adverse interest. Furthermore, transactions undertaken by clients advised or managed by BFA or its Affiliates may adversely impact the Fund. Transactions by one or more clients or by BFA or its Affiliates or their directors, officers or employees may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to BFA or one or more Affiliates and/or their internal policies designed to comply with such restrictions.
Under a securities lending program approved by the Board, the Fund has retained BTC, an Affiliate of BFA, to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the securities lending agent will receive a fee from the Fund based on the returns earned on the Fund’s lending activities, including investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
Under an ETF Services Agreement, the Fund has retained BlackRock Investments, LLC (the “Distributor” or “BRIL”), an Affiliate of BFA, to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units of the Fund (“ETF Services”). BRIL will retain a portion of the standard transaction fee received from Authorized Participants on each creation or redemption order from the Authorized Participant for the ETF Services provided. BlackRock collaborated with, and received payment from, Citibank, N.A. (“Citibank”) on the design and development of the ETF Services platform. Citibank may have, or from time to time may develop, additional relationships with BlackRock or funds managed by BFA and its affiliates.
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It is also possible that, from time to time, BlackRock and/or its advisory clients (including other funds and separately managed accounts) may, subject to compliance with applicable law, purchase and hold shares of the Fund. The price, availability, liquidity, and (in some cases) expense ratio of the Fund may be impacted by purchases and sales of the Fund by BlackRock and/or its advisory clients.
The activities of BFA and its Affiliates and their respective directors, officers or employees may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange or otherwise in the secondary market. The Fund's shares trade under the ticker symbol “IGIB.”
Buying or selling Fund shares on an exchange or other secondary market involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you may incur a brokerage commission and other charges. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The Fund's spread may also be impacted by the liquidity or illiquidity of the underlying securities held by the Fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities.
The Fund does not impose restrictions on the frequency of purchases and redemptions of Fund shares directly with the Fund. The Board determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of Fund shares because the Fund generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio
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securities. However, the Fund has taken certain measures (e.g., imposing transaction fees on purchases and redemptions of Creation Units and reserving the right to reject purchases of Creation Units under certain circumstances) to minimize the potential consequences of frequent cash purchases and redemptions by Authorized Participants, such as increased tracking error, disruption of portfolio management, dilution to the Fund, and/or increased transaction costs. Further, the vast majority of trading in Fund shares occurs on the secondary market, which does not involve the Fund directly, and such trading is unlikely to cause many of the harmful effects of frequent cash purchases or redemptions of Fund shares.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is Nasdaq.
Section 12(d)(1) of the 1940 Act generally restricts investments by investment companies, including foreign and unregistered investment companies, in the securities of other investment companies. For example, a registered investment company (the “Acquired Fund”), such as the Fund, may not knowingly sell or otherwise dispose of any security issued by the Acquired Fund to any investment company (the “Acquiring Fund”) or any company or companies controlled by the Acquiring Fund if, immediately after such sale or disposition: (i) more than 3% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and any company or companies controlled by the Acquiring Fund, or (ii) more than 10% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and other investment companies and companies controlled by them. However, registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) in reliance on Rule 12d1-4 under the 1940 Act, the registered investment company must, among other things, enter into an agreement with the Trust. Foreign investment companies are permitted to invest in the Fund only up to the limits set forth in Section 12(d)(1), subject to any applicable SEC no-action relief.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of, and holds legal title to, all outstanding shares of the Fund.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its
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participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as the supply of and demand for ETF shares and underlying securities held by the Fund, economic conditions and other factors.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the close of regular trading hours of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund is determined pursuant to BFA’s valuation policies and procedures. BFA has been designated by the Board as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act.
The Fund values fixed-income portfolio securities using last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Fund's approved independent third-party pricing services, each in accordance with BFA's valuation policies and procedures. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller odd lot sizes. Odd lots often trade at lower prices than institutional round lots. An amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless BFA determines in good faith that such method does not represent fair value.
Generally, trading in non-U.S. securities and money market instruments is substantially completed each day at various times prior to the close of regular trading hours of the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, BFA will fair value the Fund’s investments in accordance with its policies and procedures. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of trading or other reasons, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, when there is a significant event subsequent to the most recent market quotation, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is
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available. A “significant event” is deemed to occur if BFA determines, in its reasonable business judgment prior to or at the time of pricing the Fund’s assets or liabilities, that the event is likely to cause a material change to the last exchange closing price or closing market price of one or more assets held by, or liabilities of, the Fund.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
Dividends and Distributions.
General Policies. Dividends from net investment income, if any, generally are declared and paid at least once a year by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Note on Tax Information. The following sections summarize some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Certain states and localities may exempt from tax distributions attributable to interest from U.S. federal government obligations. Consult your personal tax advisor about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
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Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, in which case your distributions generally will be taxable when withdrawn, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Long-term capital gains are eligible for taxation at a maximum rate of 15% or 20% for non-corporate shareholders, depending on whether their income exceeds certain threshold amounts. Distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married and filing jointly) and of estates and trusts. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
You may lose the ability to use foreign tax credits passed through by the Fund if your Fund shares are loaned out pursuant to a securities lending agreement.
If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
Dividends, interest and capital gains earned by the Fund with respect to securities issued by non-U.S. issuers may give rise to withholding, capital gains and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the total assets of the Fund at the close of a year consists of non-U.S. stocks or securities (generally, for this purpose, depositary receipts, no matter where traded, of non-U.S. companies are treated as “non-U.S.”), generally the Fund may “pass through” to you certain non-U.S. income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in
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calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.
For purposes of foreign tax credits for U.S. shareholders of the Fund, foreign capital gains taxes may not produce associated foreign source income, limiting the availability of such credits for U.S. persons.
If you are neither a resident nor a citizen of the U.S. or if you are a non-U.S. entity (other than a pass-through entity to the extent owned by U.S. persons), the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.
Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information concerning their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership, unless certain exceptions apply.
If you are a resident or a citizen of the U.S., by law, backup withholding at a 24% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes When Shares Are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
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Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. Each “creator” or authorized participant (an “Authorized Participant”) has entered into an agreement with the Fund's Distributor, an affiliate of BFA. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units.
A creation transaction, which is subject to acceptance by the Distributor and the Fund, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities, assets or other positions (a “creation basket”), and an amount of cash (including any cash representing the value of substituted securities, assets or other positions), if any, which together approximate the holdings of the Fund in exchange for a specified number of Creation Units. Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities, assets or other positions (a “redemption basket”) held by the Fund and an amount of cash (including any portion of such securities for which cash may be substituted). The Fund may, in certain circumstances, offer Creation Units partially or solely for cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. Creation and redemption baskets may differ and the Fund will accept “custom baskets.” More information regarding custom baskets is contained in the Fund's SAI.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
Only an Authorized Participant may create or redeem Creation Units with the Fund. Authorized Participants may create or redeem Creation Units for their own accounts or for customers, including, without limitation, affiliates of the Fund.
In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined in Rule 144A under the 1933 Act, will not be able to receive restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant that has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the
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procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
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Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 50 Hudson Yards, New York, NY 10001.
BFA or its affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, data provision services, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments or other financial incentives it is eligible to receive. Therefore, such payments or other financial incentives offered or made to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its affiliates.
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Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)

	iShares 5-10 Year Investment Grade Corporate Bond ETF
	Year Ended 02/29/24	Year Ended 02/28/23	Year Ended 02/28/22	Year Ended 02/28/21	Year Ended 02/29/20
Net asset value, beginning of year	$49.83	$56.71	$60.34	$59.76	$53.88
Net investment income(a)	2.02	1.57	1.34	1.58	2.00
Net realized and unrealized gain (loss)(b)	1.25	(6.91)	(3.49)	0.65	5.86
Net increase (decrease) from investment operations	3.27	(5.34)	(2.15)	2.23	7.86
Distributions(c)
From net investment income	(2.00)	(1.54)	(1.35)	(1.65)	(1.98)
From net realized gain	—	—	(0.13)	—	—
Total distributions	(2.00)	(1.54)	(1.48)	(1.65)	(1.98)
Net asset value, end of year	$51.10	$49.83	$56.71	$60.34	$59.76
Total Return(d)
Based on net asset value	6.71%	(9.47)%	(3.62)%	3.79%	14.83%
Ratios to Average Net Assets(e)
Total expenses	0.04%	0.05%	0.06%	0.06%	0.06%
Net investment income	4.02%	3.07%	2.24%	2.64%	3.49%
Supplemental Data
Net assets, end of year (000)	$12,539,601	$11,026,688	$11,188,899	$11,063,433	$9,387,751
Portfolio turnover rate(f)	21%	24%	27%	23%	26%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f) Portfolio turnover rate excludes in-kind transactions, if any.
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Index Provider
The Underlying Index is owned, maintained and administered by IDI. IDI is not affiliated with the Trust, BFA, the Distributor or any of their respective affiliates.
BFA or its affiliates have entered into a license agreement with the Index Provider to use the Underlying Index. BFA, or its affiliates, sublicenses rights in the Underlying Index to the Trust at no charge.
Disclaimers
ICE® is a registered trademark of IDI or its affiliates and BofA® is a registered trademark of BofA licensed by BofA and its affiliates and may not be used without BofA’s prior written approval. These trademarks have been licensed, along with the Underlying Index, for use by BlackRock, Inc. and its affiliates (“BlackRock”) in connection with the Fund. Neither BlackRock, Inc., the Trust nor the Fund, as applicable, is sponsored, endorsed, sold or promoted by IDI, its affiliates or its third party suppliers (“IDI and its Suppliers”). IDI and its Suppliers make no representations or warranties regarding the advisability of investing in securities generally, in the Fund particularly, the Trust or the ability of the Underlying Index to track general market performance. IDI’s only relationship to BlackRock is the licensing of certain trademarks and trade names and the Underlying Index or components thereof. The Underlying Index is determined, composed and calculated by IDI without regard to BlackRock or the Fund or its holders. IDI has no obligation to take the needs of BlackRock or the holders of the Fund into consideration in determining, composing or calculating the Underlying Index. IDI is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be priced, sold, purchased, or redeemed. Except for certain custom index calculation services, all information provided by IDI is general in nature and not tailored to the needs of BlackRock or any other person, entity or group of persons. IDI has no obligation or liability in connection with the administration, marketing, or trading of the Fund. IDI is not an investment adviser. Inclusion of a security within an index is not a recommendation by IDI to buy, sell, or hold such security, nor is it considered to be investment advice.
IDI AND ITS SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE UNDERLYING INDEX, INDEX DATA AND ANY INFORMATION INCLUDED IN, RELATED TO, OR DERIVED THEREFROM (“INDEX DATA”). IDI AND ITS SUPPLIERS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE UNDERLYING INDEX AND THE INDEX DATA, WHICH ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK.
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The past performance of the Underlying Index is not a guide to future performance. BFA and its affiliates do not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA and its affiliates shall have no liability for any errors, omissions or interruptions therein. BFA and its affiliates make no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA or its affiliates have any liability for any special, punitive, direct, indirect, consequential or any other damages (including lost profits), even if notified of the possibility of such damages.
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Want to know more?
iShares.com  | 1-800-474-2737
Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at www.iShares.com. Copies of the Prospectus, SAI, shareholder reports and other information, as applicable and when available, can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is, or will be, available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual Report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 1 University Square Drive, Princeton, NJ 08540
Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
©2024 BlackRock, Inc. All rights reserved. iSHARES® and BLACKROCK®are registered trademarks of BFA and its affiliates. All other marks are the property of their respective owners.
Investment Company Act File No.: 811-09729
IS-P-IGIB-0624

June 28, 2024

2024 Prospectus
iShares Trust
• iShares 7-10 Year Treasury Bond ETF | IEF | NASDAQ

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

ICE® is a trademark of ICE Data Indices, LLC or its affiliates and has been licensed for use for certain purposes by BlackRock Fund Advisors or its affiliates. iShares® and BlackRock® are registered trademarks of BlackRock Fund Advisors and its affiliates.
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iSHARES® 7-10 YEAR TREASURY BOND ETF
Ticker: IEFStock Exchange: Nasdaq
Investment Objective
The iShares 7-10 Year Treasury Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. Treasury bonds with remaining maturities between seven and ten years.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except: (i) the management fees, (ii) interest expenses, (iii) taxes, (iv) expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, (v) distribution fees or expenses, and (vi) litigation expenses and any extraordinary expenses.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)[1]
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[2]	Total Annual Fund Operating Expenses
0.15%	None	0.00%	0.15%

1
Operating expenses paid by BFA under the Investment Advisory Agreement exclude acquired fund fees and expenses, if any.
2
The amount rounded to 0.00%.
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$15	$48	$85	$192
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Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 48% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to track the investment results of the ICE® U.S. Treasury 7-10 Year Bond Index (the “Underlying Index”), which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to seven years and less than ten years. As of February 29, 2024, there were 12 issues in the Underlying Index.
The Underlying Index consists of publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to seven years and less than ten years and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve System (the “Fed”). In addition, the securities in the Underlying Index must be fixed-rate and denominated in U.S. dollars. Excluded from the Underlying Index are inflation-linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that have been stripped from coupon-paying bonds. The Underlying
Index is market value weighted, and the securities in the Underlying Index are updated on the last business day of each month.
BFA uses an indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of an applicable underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market value and industry weightings), fundamental characteristics (such as return variability, duration (i.e., a security's price sensitivity to a change in interest rates), maturity or credit ratings and yield) and liquidity measures similar to those of an applicable underlying index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund will invest at least 80% of its assets in the component securities of the Underlying Index, and the Fund will
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invest at least 90% of its assets in U.S. Treasury securities that BFA believes will help the Fund track the Underlying Index. The Fund will invest no more than 10% of its assets in futures, options and swaps contracts that BFA believes will help the Fund track the Underlying Index. Cash and cash equivalent investments associated with a derivative position will be treated as part of that position for the purposes of calculating the percentage of investments included in the Underlying Index. The Fund seeks to track the investment results of the Underlying Index before fees and expenses of the Fund.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of any collateral received).
The Underlying Index is sponsored by ICE Data Indices, LLC (the “Index Provider” or “IDI”), which is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective. Certain key risks are prioritized below (with others following in alphabetical order), but the relative significance of any risk is difficult to predict and may change over time. You should review each risk factor carefully.
U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline.
Interest Rate Risk. Interest rate risk refers to fluctuations in the value of a fixed-income security due to changes in the general level of interest rates. An increase in interest rates generally will cause the value of fixed-income securities to decline. Securities with longer maturities generally are more sensitive to interest rate changes and subject to greater fluctuations in value. Changes in interest rates may have unpredictable effects on fixed-income markets and result in heightened market volatility and lower liquidity for certain instruments, all of which may adversely affect the Fund’s performance. Interest rate changes can be sudden and unpredictable and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for fixed-income securities.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, pandemics or other public health issues, recessions, the prospect
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or occurrence of a sovereign default or other financial crisis, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.
Index-Related Risk. The Index Provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor BFA can offer assurances that the Index Provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the Index Provider may not identify or correct them promptly or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider and could cause the Index Provider to postpone a scheduled rebalance. This could cause the Underlying Index to vary from its normal or expected composition.
Asset Class Risk. The securities and other assets in the Underlying Index or in the Fund’s portfolio may underperform in comparison to financial markets generally, a particular financial market, another index, or other asset classes.
Authorized Participant Concentration Risk. An “Authorized Participant” is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows the Authorized Participant to place orders for the purchase and redemption of creation units (“Creation Units”). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. There are a limited number of institutions that may act as Authorized Participants for the Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in creation or redemption transactions. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for the Fund and no other Authorized Participant places orders, Fund shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities or other assets of one or more issuers, countries or other geographic units, markets, industries, project types, or asset classes.
Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund, its adviser, distributor, Index Provider, other service providers, counterparties, or issuers of assets in which the Fund invests may cause disruptions that negatively impact the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems.
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The Fund cannot control the cybersecurity plans and systems of its service providers, counterparties, and other third parties whose activities affect the Fund.
Income Risk. The Fund's income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds.
Issuer Risk. The performance of the Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value of securities or other assets may decline, or perform differently from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.
Management Risk. The Fund is not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets. As the Fund will not fully replicate the Underlying Index and may hold securities or other assets not included in the Underlying Index, it is subject to the risk that the investment strategy of BFA may not produce the intended results. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares (including through a trading halt), losses from trading in secondary markets, periods of high volatility, and disruptions in the process of creating and redeeming Fund shares. Any of these factors, among others, may lead to the Fund’s shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund shares.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Risk of Investing in the U.S. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at
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all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
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Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns for 1, 5, and 10 years compare with the Underlying Index. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Calendar Year-by-Year Returns1

1
The Fund’s year-to-date return as of March 31, 2024 was -1.34%.
The best calendar quarter return during the periods shown above was 10.27% in the 1st quarter of 2020; the worst was -6.51% in the 1st quarter of 2022.
Updated performance information, including the Fund’s current NAV, may be obtained by visiting our website at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).
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Average Annual Total Returns
(for the periods ended December 31, 2023)
	One Year	Five Years	Ten Years
(Inception Date: 7/22/2002)
Return Before Taxes	3.58%	0.22%	1.56%
Return After Taxes on Distributions[1]	2.34%	-0.50%	0.77%
Return After Taxes on Distributions and Sale of Fund Shares[1]	2.10%	-0.12%	0.86%
ICE U.S. Treasury 7-10 Year Bond Index[2] (Index returns do not reflect deductions for fees, expenses, or taxes)	3.38%	0.35%	1.66%

1
After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.
2
Index returns through March 31, 2016 reflect the performance of the Bloomberg U.S. 7-10 Year Treasury Bond Index. Index returns from April 1, 2016 through February 28, 2021 reflect the standard pricing variant of the ICE U.S. Treasury 7-10 Year Bond Index, which utilized pricing as of 3pm. Index returns from March 1, 2021 through November 30, 2023 reflect the performance of the 4pm pricing variant of the ICE U.S. Treasury 7-10 Year Bond Index. Index returns beginning on December 1, 2023 reflect the performance of the standard pricing variant of the ICE U.S. Treasury 7-10 Year Bond Index, which now utilizes pricing as of 4pm, and resulted in a discontinuation of the 4pm pricing variant.
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Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro and Karen Uyehara (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Ms. Uyehara have been Portfolio Managers of the Fund since 2011 and 2021, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA, in which case, your distributions generally will be taxed when withdrawn. Certain states and localities may exempt from tax distributions attributable to interest from U.S. federal government obligations. Please consult your personal tax advisor.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on The Nasdaq Stock Market LLC (“Nasdaq”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.
ETFs are funds that trade like other publicly traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents an ownership interest in an underlying portfolio of securities and other instruments intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants and only in aggregations of a specified number of shares (“Creation Units”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
An index is a financial calculation, based on a grouping of financial instruments, and is not an investment product, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary for a number of reasons, including but not limited to, transaction costs, asset valuations, timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from the Fund's use of representative sampling or from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index. From time to time, the Index Provider may make changes to the methodology or other adjustments to the Underlying Index. Unless otherwise determined by BFA, any such change or adjustment will be reflected in the calculation of the Underlying Index performance on a going-forward basis after the effective date of such change or adjustment. Therefore, the Underlying Index performance shown for periods prior to the effective date of any such change or adjustment will generally not be recalculated or restated to reflect such change or adjustment.
Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
1

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
The Fund's investment objective and the Underlying Index may be changed without shareholder approval.
The Fund has not been categorized under the European Union (“EU”) sustainable finance disclosure regulation (“SFDR”) as an “Article 8” or “Article 9” product. In addition, the Fund's investment strategy does not take into account the criteria for environmentally sustainable economic activities under the EU sustainable investment taxonomy regulation or principal adverse impacts (“PAIs”) on sustainability factors under the SFDR. PAIs are identified under the SFDR as the material impacts of investment decisions on sustainability factors relating to environmental, social and employee matters, respect for human rights, and anti-corruption and anti-bribery matters.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments. The order of the below risk factors does not indicate the significance of any particular risk factor. The Fund discloses its portfolio holdings daily at www.iShares.com.
Asset Class Risk. The securities and other assets in the Fund’s portfolio or its Underlying Index may underperform in comparison to other indexes that track, or assets that represent, other countries or geographic units, industries, markets, market segments, or asset classes. Various types of securities, other assets and indexes may experience cycles of outperformance and underperformance in comparison to financial markets generally. This divergence may be due to a number of factors including, among other things, inflation, interest rates, productivity, global demand for local products or resources, and regulation and governmental controls. This may cause the Fund to underperform other investment vehicles that invest in different asset classes.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. There are a limited number of institutions that may act as Authorized Participants for the Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in creation or redemption transactions. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for the Fund and no other Authorized Participant places orders, Fund shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for a Fund that invests in securities issued by non-U.S. issuers or instruments with lower trading volume. Such assets often entail greater settlement and operational complexity and higher capital costs for Authorized Participants, which may limit the number of Authorized Participants that engage with the Fund.
2

Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities or other assets of one or more issuers, countries or other geographic units, markets, industries, project types, or asset classes. A Fund with investment concentration may be more adversely affected by the underperformance of those assets, may experience greater price volatility and may be more susceptible to adverse economic, market, political or regulatory impacts on those assets compared to a fund that does not concentrate its investments.
Cybersecurity Risk. The Fund and entities that interact with the Fund are susceptible to operational, information security and related cybersecurity risks, both directly and through their service providers. These entities include, but are not limited to, the Fund’s adviser, distributor, other service providers (e.g., index and benchmark providers, accountants, custodians, transfer agents and administrators), counterparties, market makers, Authorized Participants, listing exchanges, other financial market operators, and governmental authorities. Cybersecurity risks are also present for issuers of securities or other assets in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such issuers to lose value. Cyber incidents can result from deliberate attacks or unintentional events. They include, but are not limited to, gaining unauthorized access to systems, misappropriating assets or sensitive information, corrupting or destroying data, and causing operational disruption. Geopolitical tensions may increase the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing.
Cybersecurity incidents may cause disruptions and impact business operations and may result in any of the following: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and other legal and compliance expenses. In addition, cyber incidents may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the Fund’s functioning inaccessible, inaccurate or incomplete. The Fund may incur substantial costs in order to resolve or prevent cyber incidents.
The Fund has established business continuity plans in the event of, and risk management systems to prevent, cyber incidents. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, that prevention and remediation efforts will not be successful or that cyber incidents will go undetected. Furthermore, the Fund cannot control the cybersecurity plans and systems of its service providers, counterparties, and other third parties whose activities affect the Fund. The Fund and its shareholders could be negatively impacted as a result.
Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds
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as bonds in its portfolio mature or are near maturity, or bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds. The Index Provider’s substitution of bonds in the Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index’s stated maturity guidelines.
Index-Related Risk. The Fund seeks to achieve a return that corresponds generally to the price and yield performance, before fees and expenses, of its Underlying Index as published by the Index Provider. There is no assurance that the Index Provider or its agents will construct or calculate the Underlying Index accurately. While the Index Provider describes what the Underlying Index is designed to achieve, neither the Index Provider nor its agents provide any warranty or accept any liability regarding the quality, accuracy or completeness of the Underlying Index or its related data, and they do not guarantee that the Underlying Index will be in line with the Index Provider’s methodology. BFA also does not provide any warranty or guarantee against the Index Provider’s or any agent’s errors.
The Index Provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor BFA can offer assurances that the Index Provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the Index Provider may not identify or correct them promptly or at all, particularly for indexes that are less commonly used as benchmarks. In addition, there may be heightened risks associated with the adequacy and reliability of information about emerging markets constituents, as such markets may have less information available or less regulatory oversight. Errors related to the Underlying Index may negatively or positively impact the Fund and its shareholders. For example, if the Underlying Index contains incorrect constituents, the Fund will have exposure to such constituents and will be underexposed to the Underlying Index’s other constituents. Shareholders should understand that any gains from the Index Provider’s errors will be kept by the Fund and its shareholders and any losses or costs from such errors will be borne by the Fund and its shareholders.
Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider and could cause the Index Provider to postpone a scheduled rebalance to the Underlying Index. This could cause the Underlying Index to vary from its normal or expected composition. If a scheduled rebalance is postponed, index constituents that would otherwise be removed at the rebalance (due to, for example, changes in market capitalization or issuer credit ratings) may remain, causing the performance and constituents of the Underlying Index to vary from those expected under normal conditions. In addition, to the extent circumstances evolve between periodic index reviews and reconstitutions, the Underlying Index may include constituents that do not align with its objective or selection criteria, and the Fund tracking the Underlying Index may be similarly affected.
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In addition to scheduled rebalances, the Index Provider or its agents may carry out ad hoc index rebalances due to reaching certain weighting constraints, unusual market conditions, corporate events, or corrections of errors. The Fund will in turn rebalance its portfolio to attempt to increase the correlation between the portfolio and the Underlying Index. The Fund and its shareholders will directly bear any transaction costs and market exposure from such portfolio rebalancing. Therefore, index-related errors and ad hoc rebalances may increase the Fund’s costs and tracking error.
Interest Rate Risk. Changes in interest rates may have unpredictable effects on fixed-income markets and result in heightened market volatility and lower liquidity for certain instruments, all of which may adversely affect the Fund’s performance. Interest rate changes can be sudden and unpredictable and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for fixed-income securities.
When interest rates rise, the value of fixed-income securities or other instruments sensitive to interest rates typically decreases. A measure that investors commonly use to determine this price sensitivity is called duration. Fixed-income securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. For example, if a bond has a duration of five years and interest rates rise, the price of the bond will likely decline by a greater percentage than for a bond with a one-year duration. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer duration, rising interest rates may cause the value of the Fund’s investments to decline significantly, which would adversely affect the value of the Fund. Changes in prevailing interest rates, particularly sudden and significant changes, may lead to fluctuations in the value of floating rate debt securities, as the rates for those securities typically reset only periodically. In addition, decreases in market-making capacity for fixed-income dealers may lead to lower trading volume, heightened volatility, wider bid-ask spreads and less transparent pricing in certain fixed-income markets.
During periods of very low or negative interest rates, a Fund may be unable to maintain positive returns or pay dividends to shareholders. Under certain market conditions when interest rates are set at low levels and the market prices of portfolio securities have increased, a Fund may have a very low or even negative yield, which would cause the Fund to lose money in certain conditions and time periods.
Issuer Risk. The performance of a Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value of securities or other assets may decline, or perform differently from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.
Management Risk. The Fund is not actively managed and invests in securities or other assets included in, or representative of, its Underlying Index, regardless of their investment merits. The Fund may be affected by a general decline in market segments related to its Underlying Index, and BFA generally does not attempt to invest the Fund’s assets in defensive positions under any market conditions, including declining markets. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track its
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Underlying Index. Because BFA uses a representative sampling indexing strategy, the Fund will not fully replicate its Underlying Index and may hold securities or other assets not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment strategy, whose implementation is subject to a number of constraints, may not produce the intended results. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of its Underlying Index or that the Fund will achieve its investment objective.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a financial instrument or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the particular instrument or asset, or factors that affect one or more issuers, counterparties, exchanges, countries or other geographic units, markets, industries, or asset classes. Local, regional or global events such as war, acts of terrorism, pandemics or other public health issues, recessions, the prospect or occurrence of a sovereign default or other financial crisis, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV. Changes in market and economic conditions generally do not have the same impact on all types of instruments and assets.
Market Trading Risk. The Fund faces numerous market trading risks, any of which may lead to its shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to the NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund shares.
Absence of an Active Primary Market. Although Fund shares are listed for trading on one or more stock exchanges, there can be no assurance that an active primary trading market for Fund shares will develop or be maintained by market makers or Authorized Participants.
Secondary Listing Risks. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. Fund shares also may be available to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for exchange listing or market trading. The Fund’s shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information that is available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to create or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or
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discounts to NAV than might be experienced at times when the Fund accepts creation and redemption orders. Securities held by the Fund may be traded in markets that close at a different time than an exchange on which Fund shares are traded. Liquidity in those securities may be reduced after the applicable closing time. As a result, during the time when the exchange is open but after the applicable market closing, fixing or settlement time, there may be wider bid/ask spreads on the exchange and a greater premium or discount to NAV.
In stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, and an investor may be unable to sell their Fund shares.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or for other reasons. In times of extraordinary market volatility, Fund shares may be subject to trading halts pursuant to “circuit breaker” rules of a stock exchange or market. If there is a trading halt or unanticipated closure of an exchange or market, an investor may be unable to purchase or sell Fund shares. In addition, if trading in certain securities or financial instruments is restricted, this may disrupt the Fund’s creation/redemption process, affect the price at which Fund shares trade in the secondary market, and result in the Fund being unable to trade certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio or accurately price its portfolio holdings and may incur substantial trading losses.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short. In addition, trading activity in derivative products based on the Fund may lead to increased trading volume and volatility in the secondary market for the shares of the Fund.
Fund Shares May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s portfolio holdings. The trading price of the Fund’s shares fluctuates throughout trading hours based on both market supply of and demand for Fund shares and the underlying value of the Fund’s portfolio holdings or NAV. As a result, the trading prices of the Fund’s shares may deviate significantly from NAV during times of market volatility, significant redemption requests, or other unusual market conditions
However, because Fund shares can be created and redeemed in Creation Units at NAV, BFA believes that large discounts or premiums to the Fund’s NAV are not likely to be sustained over the long term (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs). While the creation/redemption feature is designed to make it more likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or other market participants, and during periods of significant market volatility, may result in trading prices for shares of the Fund that
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differ significantly from its NAV. Authorized Participants may be less willing to create or redeem the Fund’s shares if there is a lack of an active market for such shares or the Fund’s underlying investments, which may contribute to the Fund’s shares trading at a premium or discount to NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling Fund shares through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “spread,” which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The spread varies over time for Fund shares based on trading volume and market liquidity. It is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. Increased market volatility also may cause wider spreads. In addition, there may be regulatory and other charges that are incurred as a result of trading activity. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results, and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Risk of Investing in the U.S. Investing in U.S. issuers involves legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. A decrease in imports or exports, changes in trade regulations, inflation, an economic recession, financial system stress, or political turmoil, among other risks, may have an adverse effect on the U.S. economy and the securities listed on U.S. exchanges. The U.S. is also subject to the risk of natural disasters, such as droughts, earthquakes, fires and floods. U.S. security risks include acts of terrorism, internal unrest and a deterioration in relations between the U.S. and certain countries. Any of these may adversely affect the U.S. economy, financial markets or issuers.
Governmental agencies project that the U.S. will maintain elevated public debt levels for the foreseeable future. Although elevated debt levels do not necessarily indicate or cause economic problems, the costs of servicing such debt may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for
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loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. BlackRock Institutional Trust Company, N.A. (“BTC”), which is the securities lending agent for the iShares/BlackRock ETFs, will take into account the tax impact to Fund shareholders of substitute payments for dividends when managing the securities lending program.
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline. U.S. Treasury securities are rated AA+ by S&P Global Ratings. A downgrade of the rating of U.S. Treasury securities may cause the value of the Fund's U.S. Treasury obligations to decline. Because U.S. government debt obligations are often used as a benchmark for other borrowing arrangements, a downgrade could also result in higher interest rates for a range of borrowers, cause disruptions in the international bond markets and have a substantial adverse effect on the U.S. and global economy.
A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and lead the government to issue additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that the U.S. government will not be able to make principal or interest payments when they are due. If market participants determine that U.S. sovereign debt levels have become unsustainable, the value of the U.S. dollar could decline, thus increasing inflationary pressures, particularly with respect to services outsourced to non-U.S. providers and imported goods and constrain or prevent the U.S. government from implementing effective countercyclical fiscal policy in economic downturns. Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period that shareholders own shares of the Fund. Notwithstanding that U.S. Treasury obligations are backed by the full faith and credit of the United States, circumstances could arise that could prevent the timely payment of interest or principal, such as reaching the legislative “debt ceiling.” Such non-payment would
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result in losses to the Fund and substantial negative consequences for the U.S. economy and the global financial system.
A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies. The order of the below risk factors does not indicate the significance of any particular risk factor.
Close-Out Risk for Qualified Financial Contracts. Regulations adopted by global prudential regulators require counterparties that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent a Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and also prohibit a Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit risk and other risks to a Fund.
Illiquid Investments Risk. The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and any security or instrument held by the Fund may be deemed an illiquid investment pursuant to the Fund’s liquidity risk management program. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. An investment may be illiquid due to, among other things, the reduced number and capacity of traditional market participants to make a market in securities or instruments or the lack of an active market for such securities or instruments. To the extent that the Fund invests in securities or instruments with substantial market and/or credit risk, the Fund will tend to have increased exposure to the risks associated with illiquid investments. Illiquid investments may be harder to value, especially in changing markets. Although the Fund primarily seeks to redeem shares of the Fund on an in-kind basis, if the Fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the Fund may be greater than normal. Other market participants may be attempting to liquidate holdings at the same time as the Fund, causing increased supply of the Fund’s underlying investments in the market and contributing to illiquid investments risk and downward pricing pressure. In addition, if the Fund is limited in its ability to sell illiquid
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investments during periods when shareholders are redeeming their shares, the Fund will need to sell liquid securities to meet redemption requests and illiquid securities will become a larger portion of the Fund’s holdings. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund's NAV.
Large Shareholder and Large-Scale Redemption Risk. Certain shareholders of the Fund, including an Authorized Participant, a third-party investor, the Fund’s adviser, an affiliate of the Fund’s adviser, a market maker, or another entity, may from time to time own or manage a substantial amount of Fund shares or may hold their investment in the Fund for a limited period of time. These shareholders may also pledge or loan Fund shares (to secure financing or otherwise), which may result in the shares becoming concentrated in another party. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment or that the size of the Fund would be maintained. Redemptions of a large number of Fund shares may adversely affect the Fund’s liquidity and net assets. To the extent the Fund permits redemptions in cash, these redemptions may force the Fund to sell portfolio securities or other assets when it might not otherwise do so, which may negatively impact the Fund’s NAV, have a material effect on the market price of Fund shares, increase the Fund’s brokerage costs, accelerate the realization of taxable income and/or capital gains, and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such tax year. The Fund also may be required to sell its more liquid investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price.
To the extent these large shareholders transact in Fund shares on the secondary market, such transactions may account for a large percentage of the trading volume for Fund shares and may, therefore, have a material upward or downward effect on the market price of the shares. In addition, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, diluting its investment returns.
Sustainability Risk. Sustainability risk is an inclusive term to designate investment risk (probability or uncertainty of occurrence of material losses relative to the expected return of an investment) that relates to environmental, social or governance issues.
Sustainability risk around environmental issues includes, but is not limited to, climate risk, both physical and transition risk. Physical risk arises from the physical effects of climate change, acute or chronic. For example, frequent and severe climate-related events can impact products and services and supply chains. Transition risk – whether policy, technology, market or reputation risk – arises from the adjustment to a low-carbon economy in order to mitigate climate change. Risks related to social issues can include, but are not limited to, labor rights and community relations. Governance-related risks can include but are not limited to risks around board independence, ownership and control, and audit and tax management. These risks can impact an
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issuer’s operational effectiveness and resilience as well as its public perception and reputation, affecting its profitability and, in turn, its capital growth and ultimately impacting the value of holdings in a Fund.
These are only examples of sustainability risk factors, and sustainability risk factors do not solely determine the risk profile of the investment. The relevance, severity, materiality and time horizon of sustainability risk factors and other risks can differ significantly across Funds.
Sustainability risk can manifest itself through different existing risk types including, but not limited to, market, liquidity, concentration, credit and asset-liability mismatch risk. For example, a Fund may invest in the securities of an issuer that could face potentially reduced revenues or increased expenditures from physical climate risk (e.g., decreased production capacity due to supply chain perturbations, lower sales due to demand shocks or higher operating or capital costs) or transition risk (e.g., decreased demand for carbon-intensive products and services or increased production costs due to changing input prices). As a result, sustainability risk factors may have a material impact on an investment, may increase volatility, may affect liquidity and may have an adverse impact on the value of shares of a Fund.
The impact of those risks may be higher for Funds with particular sectoral or geographic concentrations. For example, Funds with geographic concentration in locations susceptible to adverse weather conditions where the value of the investments in the Funds may be more susceptible to adverse physical climate events, or Funds with specific sectoral concentrations, such as investing in industries or issuers with high carbon intensity or high switching costs associated with the transition to low carbon alternatives, may be more impacted by climate transition risks.
All or a combination of these factors may have an unpredictable impact on a Fund’s investments. Under normal market conditions, such events could have a material impact on the value of shares of a Fund.
Assessments of sustainability risk are specific to the asset class and to a fund’s investment objective. Different asset classes require different data and tools to apply heightened scrutiny, assess materiality, and make meaningful differentiation among issuers and assets. To the extent consistent with a Fund’s investment objective, risks are considered and risk managed concurrently, by prioritizing in part based on materiality and on the Fund’s objective.
The impacts of sustainability risk are likely to develop over time, and new sustainability risks may be identified as further data and information regarding sustainability factors and impacts become available.
Threshold/Underinvestment Risk. If certain aggregate and/or fund-level ownership thresholds are reached through transactions undertaken by BFA, its affiliates or the Fund, or as a result of third-party transactions or actions by an issuer or regulator, the ability of BFA and its affiliates on behalf of clients (including the Fund) to purchase or dispose of investments, exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. The capacity of the Fund to invest in certain securities or other assets may be affected by the relevant threshold limits, and such limitations may have adverse effects on the liquidity and performance of the
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Fund’s portfolio holdings. To the extent a Fund tracks an index, such limits may increase the risk of the Fund being underinvested in an asset relative to its Underlying Index and increase the risk of tracking error.
For example, ownership limits may apply to securities whose issuers operate in certain regulated industries or in certain international markets. Such limits also may apply where the investing entity (such as the Fund) is subject to corporate or regulatory ownership restrictions or invests in certain futures or other derivative transactions. In certain circumstances, aggregate and/or fund-level amounts invested or voted by BFA and its affiliates for their proprietary accounts and for client accounts (including the Fund) may not exceed the relevant limits without the grant of a license or other regulatory or corporate consent. In other cases, exceeding such thresholds may cause BFA and its affiliates, the Fund or other client accounts to suffer disadvantages or business restrictions.
Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The Fund discloses its portfolio holdings daily at www.iShares.com. Fund fact sheets providing information regarding the Fund's top holdings are posted on www.iShares.com when available and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Fund. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, and litigation expenses and any extraordinary expenses (as determined by a majority of the Trustees who are not “interested persons” of the Trust). Operating expenses paid by BFA under the Investment Advisory Agreement exclude acquired fund fees and expenses, if any.
For the fiscal year ended February 29, 2024, BFA was paid a management fee from the Fund, as a percentage of the Fund’s average daily net assets, at the annual rate of 0.15%.
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BFA may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”). As of March 31, 2024, BFA and its affiliates provided investment advisory services for assets of approximately $10.5 trillion. BFA and its affiliates trade and invest for their own accounts in the actual securities and types of securities in which the Fund may also invest, which may affect the price of such securities.
A discussion regarding the basis for the approval by the Trust's Board of Trustees (the “Board”) of the Investment Advisory Agreement with BFA is available in the Fund's Semi-Annual Report for the period ended August 31.
Portfolio Managers. James Mauro and Karen Uyehara are primarily responsible for the day-to-day management of the Fund. The Portfolio Managers are responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their respective portfolio management teams to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of their respective portfolio management teams who have more limited responsibilities.
James Mauro has been employed by BFA or its affiliates as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since 2011.
Karen Uyehara has been employed by BFA or its affiliates as a senior portfolio manager since 2010. Prior to that, Ms. Uyehara was a portfolio manager at Western Asset Management Company (WAMCO). Ms. Uyehara has been a Portfolio Manager of the Fund since 2021.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. JPMorgan Chase Bank, N.A. is the administrator, custodian and transfer agent for the Fund.
Conflicts of Interest. The investment activities of BFA and its affiliates (including BlackRock and its subsidiaries (collectively, the “Affiliates”)), and their respective directors, officers or employees, in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and its Affiliates provide investment management services to other funds and discretionary managed accounts that may follow investment programs similar to that of the Fund. BFA and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more Affiliates act, or may act, as an investor, research provider, investment manager, commodity pool operator, commodity trading advisor, financier, underwriter,
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adviser, trader, lender, index provider, agent and/or principal, and have other direct and indirect interests in securities, currencies, commodities, derivatives and other instruments in which the Fund may directly or indirectly invest. The Fund may invest in securities of, or engage in other transactions with, companies with which an Affiliate has significant debt or equity investments or other interests. The Fund may also invest in issuances (such as structured notes) by entities for which an Affiliate provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. The Fund also may invest in securities of, or engage in other transactions with, companies for which an Affiliate provides or may in the future provide research coverage. An Affiliate may have business relationships with, and purchase or distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund. This may include transactions in securities issued by other open-end and closed-end investment companies (which may include investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”)). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate having positions in certain securities that are senior or junior to, or have interests different from or adverse to, the securities that are owned by the Fund.
Neither BlackRock nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. The results of the Fund's investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by BlackRock or an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
In addition, the Fund may, from time to time, enter into transactions in which BFA or an Affiliate or its or their directors, officers, employees or clients have an adverse interest. Furthermore, transactions undertaken by clients advised or managed by BFA or its Affiliates may adversely impact the Fund. Transactions by one or more clients or by BFA or its Affiliates or their directors, officers or employees may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to BFA or one or more Affiliates and/or their internal policies designed to comply with such restrictions.
Under a securities lending program approved by the Board, the Fund has retained BTC, an Affiliate of BFA, to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the
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securities lending agent will receive a fee from the Fund based on the returns earned on the Fund’s lending activities, including investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
Under an ETF Services Agreement, the Fund has retained BlackRock Investments, LLC (the “Distributor” or “BRIL”), an Affiliate of BFA, to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units of the Fund (“ETF Services”). BRIL will retain a portion of the standard transaction fee received from Authorized Participants on each creation or redemption order from the Authorized Participant for the ETF Services provided. BlackRock collaborated with, and received payment from, Citibank, N.A. (“Citibank”) on the design and development of the ETF Services platform. Citibank may have, or from time to time may develop, additional relationships with BlackRock or funds managed by BFA and its affiliates.
It is also possible that, from time to time, BlackRock and/or its advisory clients (including other funds and separately managed accounts) may, subject to compliance with applicable law, purchase and hold shares of the Fund. The price, availability, liquidity, and (in some cases) expense ratio of the Fund may be impacted by purchases and sales of the Fund by BlackRock and/or its advisory clients.
The activities of BFA and its Affiliates and their respective directors, officers or employees may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange or otherwise in the secondary market. The Fund's shares trade under the ticker symbol “IEF.”
Buying or selling Fund shares on an exchange or other secondary market involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you may incur a brokerage commission and other charges. The commission is frequently a fixed amount and may be a significant
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proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The Fund's spread may also be impacted by the liquidity or illiquidity of the underlying securities held by the Fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities.
The Fund does not impose restrictions on the frequency of purchases and redemptions of Fund shares directly with the Fund. The Board determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of Fund shares because the Fund generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. However, the Fund has taken certain measures (e.g., imposing transaction fees on purchases and redemptions of Creation Units and reserving the right to reject purchases of Creation Units under certain circumstances) to minimize the potential consequences of frequent cash purchases and redemptions by Authorized Participants, such as increased tracking error, disruption of portfolio management, dilution to the Fund, and/or increased transaction costs. Further, the vast majority of trading in Fund shares occurs on the secondary market, which does not involve the Fund directly, and such trading is unlikely to cause many of the harmful effects of frequent cash purchases or redemptions of Fund shares.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is Nasdaq.
Section 12(d)(1) of the 1940 Act generally restricts investments by investment companies, including foreign and unregistered investment companies, in the securities of other investment companies. For example, a registered investment company (the “Acquired Fund”), such as the Fund, may not knowingly sell or otherwise dispose of any security issued by the Acquired Fund to any investment company (the “Acquiring Fund”) or any company or companies controlled by the Acquiring Fund if, immediately after such sale or disposition: (i) more than 3% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and any company or companies controlled by the Acquiring Fund, or (ii) more than 10% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and other investment companies and companies controlled by them. However, registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) in reliance on Rule 12d1-4 under the 1940 Act, the registered
17

investment company must, among other things, enter into an agreement with the Trust. Foreign investment companies are permitted to invest in the Fund only up to the limits set forth in Section 12(d)(1), subject to any applicable SEC no-action relief.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of, and holds legal title to, all outstanding shares of the Fund.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as the supply of and demand for ETF shares and underlying securities held by the Fund, economic conditions and other factors.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the close of regular trading hours of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund is determined pursuant to BFA’s valuation policies and procedures. BFA has been designated by the Board as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act.
The Fund values fixed-income portfolio securities using last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Fund's approved independent third-party pricing services, each in accordance with BFA's valuation policies and procedures. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller odd lot sizes. Odd lots often trade at lower prices than institutional round lots. An amortized cost method of valuation may be used with respect to debt
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obligations with sixty days or less remaining to maturity unless BFA determines in good faith that such method does not represent fair value.
Generally, trading in non-U.S. securities and money market instruments is substantially completed each day at various times prior to the close of regular trading hours of the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, BFA will fair value the Fund’s investments in accordance with its policies and procedures. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of trading or other reasons, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, when there is a significant event subsequent to the most recent market quotation, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available. A “significant event” is deemed to occur if BFA determines, in its reasonable business judgment prior to or at the time of pricing the Fund’s assets or liabilities, that the event is likely to cause a material change to the last exchange closing price or closing market price of one or more assets held by, or liabilities of, the Fund.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
Dividends and Distributions.
General Policies. Dividends from net investment income, if any, generally are declared and paid at least once a year by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment
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Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Note on Tax Information. The following sections summarize some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Certain states and localities may exempt from tax distributions attributable to interest from U.S. federal government obligations. Consult your personal tax advisor about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, in which case your distributions generally will be taxable when withdrawn, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Long-term capital gains are eligible for taxation at a maximum rate of 15% or 20% for non-corporate shareholders, depending on whether their income exceeds certain threshold amounts. Distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married and filing jointly) and of estates and trusts. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost
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basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
If you are neither a resident nor a citizen of the U.S. or if you are a non-U.S. entity (other than a pass-through entity to the extent owned by U.S. persons), the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.
Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information concerning their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership, unless certain exceptions apply.
If you are a resident or a citizen of the U.S., by law, backup withholding at a 24% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes When Shares Are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. Each “creator” or authorized participant (an “Authorized Participant”) has entered into an agreement with the Fund's Distributor, an affiliate of BFA. An Authorized Participant is a member or participant of
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a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units.
A creation transaction, which is subject to acceptance by the Distributor and the Fund, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities, assets or other positions (a “creation basket”), and an amount of cash (including any cash representing the value of substituted securities, assets or other positions), if any, which together approximate the holdings of the Fund in exchange for a specified number of Creation Units. Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities, assets or other positions (a “redemption basket”) held by the Fund and an amount of cash (including any portion of such securities for which cash may be substituted). The Fund may, in certain circumstances, offer Creation Units partially or solely for cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. Creation and redemption baskets may differ and the Fund will accept “custom baskets.” More information regarding custom baskets is contained in the Fund's SAI.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
Only an Authorized Participant may create or redeem Creation Units with the Fund. Authorized Participants may create or redeem Creation Units for their own accounts or for customers, including, without limitation, affiliates of the Fund.
In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined in Rule 144A under the 1933 Act, will not be able to receive restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant that has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on
22

their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
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Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 50 Hudson Yards, New York, NY 10001.
BFA or its affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, data provision services, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments or other financial incentives it is eligible to receive. Therefore, such payments or other financial incentives offered or made to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its affiliates.
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Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)

	iShares 7-10 Year Treasury Bond ETF
	Year Ended 02/29/24	Year Ended 02/28/23	Year Ended 02/28/22	Year Ended 02/28/21	Year Ended 02/29/20
Net asset value, beginning of year	$95.72	$111.99	$115.71	$117.31	$104.16
Net investment income(a)	2.92	2.15	1.08	1.15	2.19
Net realized and unrealized gain (loss)(b)	(1.67)	(16.44)	(3.81)	(1.53)	13.19
Net increase (decrease) from investment operations	1.25	(14.29)	(2.73)	(0.38)	15.38
Distributions from net investment income(c)	(2.83)	(1.98)	(0.99)	(1.22)	(2.23)
Net asset value, end of year	$94.14	$95.72	$111.99	$115.71	$117.31
Total Return(d)
Based on net asset value	1.32%	(12.83)%	(2.38)%	(0.37)%	14.94%
Ratios to Average Net Assets(e)
Total expenses	0.15%	0.15%	0.15%	0.15%	0.15%
Net investment income	3.06%	2.15%	0.94%	0.95%	1.98%
Supplemental Data
Net assets, end of year (000)	$27,864,955	$22,981,770	$17,413,750	$14,209,563	$21,480,308
Portfolio turnover rate(f)	48%	53%	114%	76%	57%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f) Portfolio turnover rate excludes in-kind transactions, if any.
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Index Provider
The Underlying Index is owned, maintained and administered by IDI. IDI is not affiliated with the Trust, BFA, the Distributor or any of their respective affiliates.
BFA or its affiliates have entered into a license agreement with the Index Provider to use the Underlying Index. BFA, or its affiliates, sublicenses rights in the Underlying Index to the Trust at no charge.
Disclaimers
ICE® is a trademark of IDI or its affiliates and has been licensed, along with the Underlying Index, for use by BlackRock, Inc. and its affiliates (“BlackRock”) in connection with the Fund. Neither BlackRock, Inc., the Trust nor the Fund, as applicable, is sponsored, endorsed, sold or promoted by IDI, its affiliates or its third party suppliers (“IDI and its Suppliers”). IDI and its Suppliers make no representations or warranties regarding the advisability of investing in securities generally, in the Fund particularly, the Trust or the ability of the Underlying Index to track general market performance. IDI’s only relationship to BlackRock is the licensing of certain trademarks and trade names and the Underlying Index or components thereof. The Underlying Index is determined, composed and calculated by IDI without regard to BlackRock or the Fund or its holders. IDI has no obligation to take the needs of BlackRock or the holders of the Fund into consideration in determining, composing or calculating the Underlying Index. IDI is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be priced, sold, purchased, or redeemed. Except for certain custom index calculation services, all information provided by IDI is general in nature and not tailored to the needs of BlackRock or any other person, entity or group of persons. IDI has no obligation or liability in connection with the administration, marketing, or trading of the Fund. IDI is not an investment adviser. Inclusion of a security within an index is not a recommendation by IDI to buy, sell, or hold such security, nor is it considered to be investment advice.
IDI AND ITS SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE UNDERLYING INDEX, INDEX DATA AND ANY INFORMATION INCLUDED IN, RELATED TO, OR DERIVED THEREFROM (“INDEX DATA”). IDI AND ITS SUPPLIERS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE UNDERLYING INDEX AND THE INDEX DATA, WHICH ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK.
The past performance of the Underlying Index is not a guide to future performance. BFA and its affiliates do not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA
26

and its affiliates shall have no liability for any errors, omissions or interruptions therein. BFA and its affiliates make no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA or its affiliates have any liability for any special, punitive, direct, indirect, consequential or any other damages (including lost profits), even if notified of the possibility of such damages.
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Want to know more?
iShares.com  | 1-800-474-2737
Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at www.iShares.com. Copies of the Prospectus, SAI, shareholder reports and other information, as applicable and when available, can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is, or will be, available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual Report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 1 University Square Drive, Princeton, NJ 08540
Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
©2024 BlackRock, Inc. All rights reserved. iSHARES® and BLACKROCK®are registered trademarks of BFA and its affiliates. All other marks are the property of their respective owners.
Investment Company Act File No.: 811-09729
IS-P-IEF-0624

June 28, 2024

2024 Prospectus
iShares Trust
• iShares 10-20 Year Treasury Bond ETF | TLH | NYSE ARCA

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

ICE® is a trademark of ICE Data Indices, LLC or its affiliates and has been licensed for use for certain purposes by BlackRock Fund Advisors or its affiliates. iShares® and BlackRock® are registered trademarks of BlackRock Fund Advisors and its affiliates.
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iSHARES® 10-20 YEAR TREASURY BOND ETF
Ticker: TLHStock Exchange: NYSE Arca
Investment Objective
The iShares 10-20 Year Treasury Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. Treasury bonds with remaining maturities between ten and twenty years.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except: (i) the management fees, (ii) interest expenses, (iii) taxes, (iv) expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, (v) distribution fees or expenses, and (vi) litigation expenses and any extraordinary expenses.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)[1]
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[2]	Total Annual Fund Operating Expenses
0.15%	None	0.00%	0.15%

1
Operating expenses paid by BFA under the Investment Advisory Agreement exclude acquired fund fees and expenses, if any.
2
The amount rounded to 0.00%.
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$15	$48	$85	$192
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Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 26% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to track the investment results of the ICE® U.S. Treasury 10-20 Year Bond Index (the “Underlying Index”), which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to ten years and less than twenty years. As of February 29, 2024, there were 42 issues in the Underlying Index.
The Underlying Index consists of publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to ten years and less than twenty years and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve System. In addition, the securities in the Underlying Index must be fixed-rate and denominated in U.S. dollars. Excluded from the Underlying Index are inflation-linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that have been stripped from coupon-paying bonds. The Underlying Index is market value weighted, and the securities in the Underlying Index are updated on the last business day of each month.
BFA uses an indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of an applicable underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market value and industry weightings), fundamental characteristics (such as return variability, duration (i.e., a security's price sensitivity to a change in interest rates), maturity or credit ratings and yield) and liquidity measures similar to those of an applicable underlying index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund will invest at least 80% of its assets in the component securities of the Underlying Index, and the Fund will invest at least 90% of its assets in U.S.
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Treasury securities that BFA believes will help the Fund track the Underlying Index. The Fund will invest no more than 10% of its assets in futures, options and swaps contracts that BFA believes will help the Fund track the Underlying Index. Cash and cash equivalent investments associated with a derivative position will be treated as part of that position for the purposes of calculating the percentage of investments included in the Underlying Index. The Fund seeks to track the investment results of the Underlying Index before fees and expenses of the Fund.
The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of any collateral received).
The Underlying Index is sponsored by ICE Data Indices, LLC (the “Index Provider” or “IDI”), which is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective. Certain key risks are prioritized below (with others following in alphabetical order), but the relative significance of any risk is difficult to predict and may change over time. You should review each risk factor carefully.
U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline.
Interest Rate Risk. Interest rate risk refers to fluctuations in the value of a fixed-income security due to changes in the general level of interest rates. An increase in interest rates generally will cause the value of fixed-income securities to decline. Securities with longer maturities generally are more sensitive to interest rate changes and subject to greater fluctuations in value. Changes in interest rates may have unpredictable effects on fixed-income markets and result in heightened market volatility and lower liquidity for certain instruments, all of which may adversely affect the Fund’s performance. Interest rate changes can be sudden and unpredictable and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for fixed-income securities.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, pandemics or other public health issues, recessions, the prospect
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or occurrence of a sovereign default or other financial crisis, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.
Index-Related Risk. The Index Provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor BFA can offer assurances that the Index Provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the Index Provider may not identify or correct them promptly or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider and could cause the Index Provider to postpone a scheduled rebalance. This could cause the Underlying Index to vary from its normal or expected composition.
Asset Class Risk. The securities and other assets in the Underlying Index or in the Fund’s portfolio may underperform in comparison to financial markets generally, a particular financial market, another index, or other asset classes.
Authorized Participant Concentration Risk. An “Authorized Participant” is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows the Authorized Participant to place orders for the purchase and redemption of creation units (“Creation Units”). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. There are a limited number of institutions that may act as Authorized Participants for the Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in creation or redemption transactions. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for the Fund and no other Authorized Participant places orders, Fund shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities or other assets of one or more issuers, countries or other geographic units, markets, industries, project types, or asset classes.
Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund, its adviser, distributor, Index Provider, other service providers, counterparties, or issuers of assets in which the Fund invests may cause disruptions that negatively impact the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems.
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The Fund cannot control the cybersecurity plans and systems of its service providers, counterparties, and other third parties whose activities affect the Fund.
Income Risk. The Fund's income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds.
Issuer Risk. The performance of the Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value of securities or other assets may decline, or perform differently from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.
Management Risk. The Fund is not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets. As the Fund will not fully replicate the Underlying Index and may hold securities or other assets not included in the Underlying Index, it is subject to the risk that the investment strategy of BFA may not produce the intended results. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares (including through a trading halt), losses from trading in secondary markets, periods of high volatility, and disruptions in the process of creating and redeeming Fund shares. Any of these factors, among others, may lead to the Fund’s shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund shares.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Risk of Investing in the U.S. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at
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all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
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Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns for 1, 5, and 10 years compare with the Underlying Index. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Calendar Year by Year Returns1

1
The Fund’s year-to-date return as of March 31, 2024 was -2.26%.
The best calendar quarter return during the periods shown above was 16.72% in the 1st quarter of 2020; the worst was -11.88% in the 1st quarter of 2021.
Updated performance information, including the Fund’s current NAV, may be obtained by visiting our website at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).
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Average Annual Total Returns
(for the periods ended December 31, 2023)
	One Year	Five Years	Ten Years
(Inception Date: 1/5/2007)
Return Before Taxes	3.97%	-1.57%	1.17%
Return After Taxes on Distributions[1]	2.33%	-2.57%	0.22%
Return After Taxes on Distributions and Sale of Fund Shares[1]	2.32%	-1.53%	0.53%
ICE U.S. Treasury 10-20 Year Bond Index[2] (Index returns do not reflect deductions for fees, expenses, or taxes)	3.30%	-1.55%	1.23%

1
After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.
2
Index returns through June 30, 2016 reflect the performance of the Bloomberg U.S. 10-20 Year Treasury Bond Index. Index returns from July 1, 2016 through February 28, 2021 reflect the standard pricing variant of the ICE U.S. Treasury 10-20 Year Bond Index, which utilized pricing as of 3pm. Index returns from March 1, 2021 through November 30, 2023 reflect the performance of the 4pm pricing variant of the ICE U.S. Treasury 10-20 Year Bond Index. Index returns beginning on December 1, 2023 reflect the performance of the standard pricing variant of the ICE U.S. Treasury 10-20 Year Bond Index, which now utilizes pricing as of 4pm, and resulted in a discontinuation of the 4pm pricing variant.
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Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro and Karen Uyehara (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Ms. Uyehara have been Portfolio Managers of the Fund since 2011 and 2021, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA, in which case, your distributions generally will be taxed when withdrawn. Certain states and localities may exempt from tax distributions attributable to interest from U.S. federal government obligations. Please consult your personal tax advisor.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.
ETFs are funds that trade like other publicly traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents an ownership interest in an underlying portfolio of securities and other instruments intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants and only in aggregations of a specified number of shares (“Creation Units”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
An index is a financial calculation, based on a grouping of financial instruments, and is not an investment product, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary for a number of reasons, including but not limited to, transaction costs, asset valuations, timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from the Fund's use of representative sampling or from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index. From time to time, the Index Provider may make changes to the methodology or other adjustments to the Underlying Index. Unless otherwise determined by BFA, any such change or adjustment will be reflected in the calculation of the Underlying Index performance on a going-forward basis after the effective date of such change or adjustment. Therefore, the Underlying Index performance shown for periods prior to the effective date of any such change or adjustment will generally not be recalculated or restated to reflect such change or adjustment.
Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
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An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
The Fund's investment objective and the Underlying Index may be changed without shareholder approval.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments. The order of the below risk factors does not indicate the significance of any particular risk factor. The Fund discloses its portfolio holdings daily at www.iShares.com.
Asset Class Risk. The securities and other assets in the Fund’s portfolio or its Underlying Index may underperform in comparison to other indexes that track, or assets that represent, other countries or geographic units, industries, markets, market segments, or asset classes. Various types of securities, other assets and indexes may experience cycles of outperformance and underperformance in comparison to financial markets generally. This divergence may be due to a number of factors including, among other things, inflation, interest rates, productivity, global demand for local products or resources, and regulation and governmental controls. This may cause the Fund to underperform other investment vehicles that invest in different asset classes.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. There are a limited number of institutions that may act as Authorized Participants for the Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in creation or redemption transactions. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for the Fund and no other Authorized Participant places orders, Fund shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for a Fund that invests in securities issued by non-U.S. issuers or instruments with lower trading volume. Such assets often entail greater settlement and operational complexity and higher capital costs for Authorized Participants, which may limit the number of Authorized Participants that engage with the Fund.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities or other assets of one or more issuers, countries or other geographic units, markets, industries, project types, or asset classes. A Fund with investment concentration may be more adversely affected by the underperformance of those assets, may experience greater price volatility and may be more susceptible to adverse economic, market, political or regulatory impacts on those assets compared to a fund that does not concentrate its investments.
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Cybersecurity Risk. The Fund and entities that interact with the Fund are susceptible to operational, information security and related cybersecurity risks, both directly and through their service providers. These entities include, but are not limited to, the Fund’s adviser, distributor, other service providers (e.g., index and benchmark providers, accountants, custodians, transfer agents and administrators), counterparties, market makers, Authorized Participants, listing exchanges, other financial market operators, and governmental authorities. Cybersecurity risks are also present for issuers of securities or other assets in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such issuers to lose value. Cyber incidents can result from deliberate attacks or unintentional events. They include, but are not limited to, gaining unauthorized access to systems, misappropriating assets or sensitive information, corrupting or destroying data, and causing operational disruption. Geopolitical tensions may increase the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing.
Cybersecurity incidents may cause disruptions and impact business operations and may result in any of the following: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and other legal and compliance expenses. In addition, cyber incidents may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the Fund’s functioning inaccessible, inaccurate or incomplete. The Fund may incur substantial costs in order to resolve or prevent cyber incidents.
The Fund has established business continuity plans in the event of, and risk management systems to prevent, cyber incidents. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, that prevention and remediation efforts will not be successful or that cyber incidents will go undetected. Furthermore, the Fund cannot control the cybersecurity plans and systems of its service providers, counterparties, and other third parties whose activities affect the Fund. The Fund and its shareholders could be negatively impacted as a result.
Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature or are near maturity, or bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds. The Index Provider’s substitution of bonds in the Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index’s stated maturity guidelines.
Index-Related Risk. The Fund seeks to achieve a return that corresponds generally to the price and yield performance, before fees and expenses, of its Underlying Index as published by the Index Provider. There is no assurance that the Index Provider or its agents will construct or calculate the Underlying Index accurately. While the Index
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Provider describes what the Underlying Index is designed to achieve, neither the Index Provider nor its agents provide any warranty or accept any liability regarding the quality, accuracy or completeness of the Underlying Index or its related data, and they do not guarantee that the Underlying Index will be in line with the Index Provider’s methodology. BFA also does not provide any warranty or guarantee against the Index Provider’s or any agent’s errors.
The Index Provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor BFA can offer assurances that the Index Provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the Index Provider may not identify or correct them promptly or at all, particularly for indexes that are less commonly used as benchmarks. In addition, there may be heightened risks associated with the adequacy and reliability of information about emerging markets constituents, as such markets may have less information available or less regulatory oversight. Errors related to the Underlying Index may negatively or positively impact the Fund and its shareholders. For example, if the Underlying Index contains incorrect constituents, the Fund will have exposure to such constituents and will be underexposed to the Underlying Index’s other constituents. Shareholders should understand that any gains from the Index Provider’s errors will be kept by the Fund and its shareholders and any losses or costs from such errors will be borne by the Fund and its shareholders.
Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider and could cause the Index Provider to postpone a scheduled rebalance to the Underlying Index. This could cause the Underlying Index to vary from its normal or expected composition. If a scheduled rebalance is postponed, index constituents that would otherwise be removed at the rebalance (due to, for example, changes in market capitalization or issuer credit ratings) may remain, causing the performance and constituents of the Underlying Index to vary from those expected under normal conditions. In addition, to the extent circumstances evolve between periodic index reviews and reconstitutions, the Underlying Index may include constituents that do not align with its objective or selection criteria, and the Fund tracking the Underlying Index may be similarly affected.
In addition to scheduled rebalances, the Index Provider or its agents may carry out ad hoc index rebalances due to reaching certain weighting constraints, unusual market conditions, corporate events, or corrections of errors. The Fund will in turn rebalance its portfolio to attempt to increase the correlation between the portfolio and the Underlying Index. The Fund and its shareholders will directly bear any transaction costs and market exposure from such portfolio rebalancing. Therefore, index-related errors and ad hoc rebalances may increase the Fund’s costs and tracking error.
Interest Rate Risk. Changes in interest rates may have unpredictable effects on fixed-income markets and result in heightened market volatility and lower liquidity for certain instruments, all of which may adversely affect the Fund’s performance. Interest
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rate changes can be sudden and unpredictable and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for fixed-income securities.
When interest rates rise, the value of fixed-income securities or other instruments sensitive to interest rates typically decreases. A measure that investors commonly use to determine this price sensitivity is called duration. Fixed-income securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. For example, if a bond has a duration of five years and interest rates rise, the price of the bond will likely decline by a greater percentage than for a bond with a one-year duration. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer duration, rising interest rates may cause the value of the Fund’s investments to decline significantly, which would adversely affect the value of the Fund. Changes in prevailing interest rates, particularly sudden and significant changes, may lead to fluctuations in the value of floating rate debt securities, as the rates for those securities typically reset only periodically. In addition, decreases in market-making capacity for fixed-income dealers may lead to lower trading volume, heightened volatility, wider bid-ask spreads and less transparent pricing in certain fixed-income markets.
During periods of very low or negative interest rates, a Fund may be unable to maintain positive returns or pay dividends to shareholders. Under certain market conditions when interest rates are set at low levels and the market prices of portfolio securities have increased, a Fund may have a very low or even negative yield, which would cause the Fund to lose money in certain conditions and time periods.
Issuer Risk. The performance of a Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value of securities or other assets may decline, or perform differently from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.
Management Risk. The Fund is not actively managed and invests in securities or other assets included in, or representative of, its Underlying Index, regardless of their investment merits. The Fund may be affected by a general decline in market segments related to its Underlying Index, and BFA generally does not attempt to invest the Fund’s assets in defensive positions under any market conditions, including declining markets. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track its Underlying Index. Because BFA uses a representative sampling indexing strategy, the Fund will not fully replicate its Underlying Index and may hold securities or other assets not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment strategy, whose implementation is subject to a number of constraints, may not produce the intended results. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of its Underlying Index or that the Fund will achieve its investment objective.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a financial instrument or other asset may decline due to changes in general
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market conditions, economic trends or events that are not specifically related to the particular instrument or asset, or factors that affect one or more issuers, counterparties, exchanges, countries or other geographic units, markets, industries, or asset classes. Local, regional or global events such as war, acts of terrorism, pandemics or other public health issues, recessions, the prospect or occurrence of a sovereign default or other financial crisis, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV. Changes in market and economic conditions generally do not have the same impact on all types of instruments and assets.
Market Trading Risk. The Fund faces numerous market trading risks, any of which may lead to its shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to the NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund shares.
Absence of an Active Primary Market. Although Fund shares are listed for trading on one or more stock exchanges, there can be no assurance that an active primary trading market for Fund shares will develop or be maintained by market makers or Authorized Participants.
Secondary Listing Risks. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. Fund shares also may be available to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for exchange listing or market trading. The Fund’s shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information that is available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to create or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts to NAV than might be experienced at times when the Fund accepts creation and redemption orders. Securities held by the Fund may be traded in markets that close at a different time than an exchange on which Fund shares are traded. Liquidity in those securities may be reduced after the applicable closing time. As a result, during the time when the exchange is open but after the applicable market closing, fixing or settlement time, there may be wider bid/ask spreads on the exchange and a greater premium or discount to NAV.
In stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, and an investor may be unable to sell their Fund shares.
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Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or for other reasons. In times of extraordinary market volatility, Fund shares may be subject to trading halts pursuant to “circuit breaker” rules of a stock exchange or market. If there is a trading halt or unanticipated closure of an exchange or market, an investor may be unable to purchase or sell Fund shares. In addition, if trading in certain securities or financial instruments is restricted, this may disrupt the Fund’s creation/redemption process, affect the price at which Fund shares trade in the secondary market, and result in the Fund being unable to trade certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio or accurately price its portfolio holdings and may incur substantial trading losses.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short. In addition, trading activity in derivative products based on the Fund may lead to increased trading volume and volatility in the secondary market for the shares of the Fund.
Fund Shares May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s portfolio holdings. The trading price of the Fund’s shares fluctuates throughout trading hours based on both market supply of and demand for Fund shares and the underlying value of the Fund’s portfolio holdings or NAV. As a result, the trading prices of the Fund’s shares may deviate significantly from NAV during times of market volatility, significant redemption requests, or other unusual market conditions
However, because Fund shares can be created and redeemed in Creation Units at NAV, BFA believes that large discounts or premiums to the Fund’s NAV are not likely to be sustained over the long term (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs). While the creation/redemption feature is designed to make it more likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or other market participants, and during periods of significant market volatility, may result in trading prices for shares of the Fund that differ significantly from its NAV. Authorized Participants may be less willing to create or redeem the Fund’s shares if there is a lack of an active market for such shares or the Fund’s underlying investments, which may contribute to the Fund’s shares trading at a premium or discount to NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling Fund shares through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “spread,” which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The spread
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varies over time for Fund shares based on trading volume and market liquidity. It is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. Increased market volatility also may cause wider spreads. In addition, there may be regulatory and other charges that are incurred as a result of trading activity. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results, and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Risk of Investing in the U.S. Investing in U.S. issuers involves legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. A decrease in imports or exports, changes in trade regulations, inflation, an economic recession, financial system stress, or political turmoil, among other risks, may have an adverse effect on the U.S. economy and the securities listed on U.S. exchanges. The U.S. is also subject to the risk of natural disasters, such as droughts, earthquakes, fires and floods. U.S. security risks include acts of terrorism, internal unrest and a deterioration in relations between the U.S. and certain countries. Any of these may adversely affect the U.S. economy, financial markets or issuers.
Governmental agencies project that the U.S. will maintain elevated public debt levels for the foreseeable future. Although elevated debt levels do not necessarily indicate or cause economic problems, the costs of servicing such debt may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. BlackRock Institutional Trust Company, N.A. (“BTC”), which is the securities lending agent for the iShares/BlackRock ETFs, will take into account the tax impact to Fund shareholders of substitute payments for dividends when managing the securities lending program.
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs
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incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline. U.S. Treasury securities are rated AA+ by S&P Global Ratings. A downgrade of the rating of U.S. Treasury securities may cause the value of the Fund's U.S. Treasury obligations to decline. Because U.S. government debt obligations are often used as a benchmark for other borrowing arrangements, a downgrade could also result in higher interest rates for a range of borrowers, cause disruptions in the international bond markets and have a substantial adverse effect on the U.S. and global economy.
A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and lead the government to issue additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that the U.S. government will not be able to make principal or interest payments when they are due. If market participants determine that U.S. sovereign debt levels have become unsustainable, the value of the U.S. dollar could decline, thus increasing inflationary pressures, particularly with respect to services outsourced to non-U.S. providers and imported goods and constrain or prevent the U.S. government from implementing effective countercyclical fiscal policy in economic downturns. Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period that shareholders own shares of the Fund. Notwithstanding that U.S. Treasury obligations are backed by the full faith and credit of the United States, circumstances could arise that could prevent the timely payment of interest or principal, such as reaching the legislative “debt ceiling.” Such non-payment would result in losses to the Fund and substantial negative consequences for the U.S. economy and the global financial system.
A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies. The order of the below risk factors does not indicate the significance of any particular risk factor.
Close-Out Risk for Qualified Financial Contracts. Regulations adopted by global prudential regulators require counterparties that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on
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close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent a Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and also prohibit a Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit risk and other risks to a Fund.
Illiquid Investments Risk. The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and any security or instrument held by the Fund may be deemed an illiquid investment pursuant to the Fund’s liquidity risk management program. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. An investment may be illiquid due to, among other things, the reduced number and capacity of traditional market participants to make a market in securities or instruments or the lack of an active market for such securities or instruments. To the extent that the Fund invests in securities or instruments with substantial market and/or credit risk, the Fund will tend to have increased exposure to the risks associated with illiquid investments. Illiquid investments may be harder to value, especially in changing markets. Although the Fund primarily seeks to redeem shares of the Fund on an in-kind basis, if the Fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the Fund may be greater than normal. Other market participants may be attempting to liquidate holdings at the same time as the Fund, causing increased supply of the Fund’s underlying investments in the market and contributing to illiquid investments risk and downward pricing pressure. In addition, if the Fund is limited in its ability to sell illiquid investments during periods when shareholders are redeeming their shares, the Fund will need to sell liquid securities to meet redemption requests and illiquid securities will become a larger portion of the Fund’s holdings. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund's NAV.
Large Shareholder and Large-Scale Redemption Risk. Certain shareholders of the Fund, including an Authorized Participant, a third-party investor, the Fund’s adviser, an affiliate of the Fund’s adviser, a market maker, or another entity, may from time to time own or manage a substantial amount of Fund shares or may hold their investment in the Fund for a limited period of time. These shareholders may also pledge or loan Fund
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shares (to secure financing or otherwise), which may result in the shares becoming concentrated in another party. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment or that the size of the Fund would be maintained. Redemptions of a large number of Fund shares may adversely affect the Fund’s liquidity and net assets. To the extent the Fund permits redemptions in cash, these redemptions may force the Fund to sell portfolio securities or other assets when it might not otherwise do so, which may negatively impact the Fund’s NAV, have a material effect on the market price of Fund shares, increase the Fund’s brokerage costs, accelerate the realization of taxable income and/or capital gains, and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such tax year. The Fund also may be required to sell its more liquid investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price.
To the extent these large shareholders transact in Fund shares on the secondary market, such transactions may account for a large percentage of the trading volume for Fund shares and may, therefore, have a material upward or downward effect on the market price of the shares. In addition, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, diluting its investment returns.
Threshold/Underinvestment Risk. If certain aggregate and/or fund-level ownership thresholds are reached through transactions undertaken by BFA, its affiliates or the Fund, or as a result of third-party transactions or actions by an issuer or regulator, the ability of BFA and its affiliates on behalf of clients (including the Fund) to purchase or dispose of investments, exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. The capacity of the Fund to invest in certain securities or other assets may be affected by the relevant threshold limits, and such limitations may have adverse effects on the liquidity and performance of the Fund’s portfolio holdings. To the extent a Fund tracks an index, such limits may increase the risk of the Fund being underinvested in an asset relative to its Underlying Index and increase the risk of tracking error.
For example, ownership limits may apply to securities whose issuers operate in certain regulated industries or in certain international markets. Such limits also may apply where the investing entity (such as the Fund) is subject to corporate or regulatory ownership restrictions or invests in certain futures or other derivative transactions. In certain circumstances, aggregate and/or fund-level amounts invested or voted by BFA and its affiliates for their proprietary accounts and for client accounts (including the Fund) may not exceed the relevant limits without the grant of a license or other regulatory or corporate consent. In other cases, exceeding such thresholds may cause BFA and its affiliates, the Fund or other client accounts to suffer disadvantages or business restrictions.
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Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The Fund discloses its portfolio holdings daily at www.iShares.com. Fund fact sheets providing information regarding the Fund's top holdings are posted on www.iShares.com when available and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Fund. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, and litigation expenses and any extraordinary expenses (as determined by a majority of the Trustees who are not “interested persons” of the Trust). Operating expenses paid by BFA under the Investment Advisory Agreement exclude acquired fund fees and expenses, if any.
For the fiscal year ended February 29, 2024, BFA was paid a management fee from the Fund, as a percentage of the Fund’s average daily net assets, at the annual rate of 0.15%.
BFA may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”). As of March 31, 2024, BFA and its affiliates provided investment advisory services for assets of approximately $10.5 trillion. BFA and its affiliates trade and invest for their own accounts in the actual securities and types of securities in which the Fund may also invest, which may affect the price of such securities.
A discussion regarding the basis for the approval by the Trust's Board of Trustees (the “Board”) of the Investment Advisory Agreement with BFA is available in the Fund's Semi-Annual Report for the period ended August 31.
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Portfolio Managers. James Mauro and Karen Uyehara are primarily responsible for the day-to-day management of the Fund. The Portfolio Managers are responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their respective portfolio management teams to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of their respective portfolio management teams who have more limited responsibilities.
James Mauro has been employed by BFA or its affiliates as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since 2011.
Karen Uyehara has been employed by BFA or its affiliates as a senior portfolio manager since 2010. Prior to that, Ms. Uyehara was a portfolio manager at Western Asset Management Company (WAMCO). Ms. Uyehara has been a Portfolio Manager of the Fund since 2021.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. JPMorgan Chase Bank, N.A. is the administrator, custodian and transfer agent for the Fund.
Conflicts of Interest. The investment activities of BFA and its affiliates (including BlackRock and its subsidiaries (collectively, the “Affiliates”)), and their respective directors, officers or employees, in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and its Affiliates provide investment management services to other funds and discretionary managed accounts that may follow investment programs similar to that of the Fund. BFA and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more Affiliates act, or may act, as an investor, research provider, investment manager, commodity pool operator, commodity trading advisor, financier, underwriter, adviser, trader, lender, index provider, agent and/or principal, and have other direct and indirect interests in securities, currencies, commodities, derivatives and other instruments in which the Fund may directly or indirectly invest. The Fund may invest in securities of, or engage in other transactions with, companies with which an Affiliate has significant debt or equity investments or other interests. The Fund may also invest in issuances (such as structured notes) by entities for which an Affiliate provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. The Fund also may invest in securities of, or engage in other transactions with, companies for which an Affiliate provides or may in the future provide research coverage. An Affiliate may have business relationships with, and purchase or distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment
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objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund. This may include transactions in securities issued by other open-end and closed-end investment companies (which may include investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”)). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate having positions in certain securities that are senior or junior to, or have interests different from or adverse to, the securities that are owned by the Fund.
Neither BlackRock nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. The results of the Fund's investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by BlackRock or an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
In addition, the Fund may, from time to time, enter into transactions in which BFA or an Affiliate or its or their directors, officers, employees or clients have an adverse interest. Furthermore, transactions undertaken by clients advised or managed by BFA or its Affiliates may adversely impact the Fund. Transactions by one or more clients or by BFA or its Affiliates or their directors, officers or employees may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to BFA or one or more Affiliates and/or their internal policies designed to comply with such restrictions.
Under a securities lending program approved by the Board, the Fund has retained BTC, an Affiliate of BFA, to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the securities lending agent will receive a fee from the Fund based on the returns earned on the Fund’s lending activities, including investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
Under an ETF Services Agreement, the Fund has retained BlackRock Investments, LLC (the “Distributor” or “BRIL”), an Affiliate of BFA, to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units of the Fund (“ETF Services”). BRIL will retain a portion of the standard transaction fee received from Authorized Participants on each creation or redemption order from the Authorized Participant for the ETF Services provided. BlackRock collaborated with, and received payment from, Citibank, N.A. (“Citibank”) on the design and development of the ETF Services platform. Citibank
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may have, or from time to time may develop, additional relationships with BlackRock or funds managed by BFA and its affiliates.
It is also possible that, from time to time, BlackRock and/or its advisory clients (including other funds and separately managed accounts) may, subject to compliance with applicable law, purchase and hold shares of the Fund. The price, availability, liquidity, and (in some cases) expense ratio of the Fund may be impacted by purchases and sales of the Fund by BlackRock and/or its advisory clients.
The activities of BFA and its Affiliates and their respective directors, officers or employees may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange or otherwise in the secondary market. The Fund's shares trade under the ticker symbol “TLH.”
Buying or selling Fund shares on an exchange or other secondary market involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you may incur a brokerage commission and other charges. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The Fund's spread may also be impacted by the liquidity or illiquidity of the underlying securities held by the Fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities.
The Fund does not impose restrictions on the frequency of purchases and redemptions of Fund shares directly with the Fund. The Board determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of Fund shares because the Fund generally sells and redeems its shares directly through
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transactions that are in-kind and/or for cash, with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. However, the Fund has taken certain measures (e.g., imposing transaction fees on purchases and redemptions of Creation Units and reserving the right to reject purchases of Creation Units under certain circumstances) to minimize the potential consequences of frequent cash purchases and redemptions by Authorized Participants, such as increased tracking error, disruption of portfolio management, dilution to the Fund, and/or increased transaction costs. Further, the vast majority of trading in Fund shares occurs on the secondary market, which does not involve the Fund directly, and such trading is unlikely to cause many of the harmful effects of frequent cash purchases or redemptions of Fund shares.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.
Section 12(d)(1) of the 1940 Act generally restricts investments by investment companies, including foreign and unregistered investment companies, in the securities of other investment companies. For example, a registered investment company (the “Acquired Fund”), such as the Fund, may not knowingly sell or otherwise dispose of any security issued by the Acquired Fund to any investment company (the “Acquiring Fund”) or any company or companies controlled by the Acquiring Fund if, immediately after such sale or disposition: (i) more than 3% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and any company or companies controlled by the Acquiring Fund, or (ii) more than 10% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and other investment companies and companies controlled by them. However, registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) in reliance on Rule 12d1-4 under the 1940 Act, the registered investment company must, among other things, enter into an agreement with the Trust. Foreign investment companies are permitted to invest in the Fund only up to the limits set forth in Section 12(d)(1), subject to any applicable SEC no-action relief.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of, and holds legal title to, all outstanding shares of the Fund.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise
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any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as the supply of and demand for ETF shares and underlying securities held by the Fund, economic conditions and other factors.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the close of regular trading hours of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund is determined pursuant to BFA’s valuation policies and procedures. BFA has been designated by the Board as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act.
The Fund values fixed-income portfolio securities using last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Fund's approved independent third-party pricing services, each in accordance with BFA's valuation policies and procedures. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller odd lot sizes. Odd lots often trade at lower prices than institutional round lots. An amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless BFA determines in good faith that such method does not represent fair value.
Generally, trading in non-U.S. securities and money market instruments is substantially completed each day at various times prior to the close of regular trading hours of the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, BFA will fair value the Fund’s investments in accordance with its policies and procedures. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of trading or other reasons, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, when there is a significant event subsequent to the most recent market quotation, or if the trading market on which a security is
17

listed is suspended or closed and no appropriate alternative trading market is available. A “significant event” is deemed to occur if BFA determines, in its reasonable business judgment prior to or at the time of pricing the Fund’s assets or liabilities, that the event is likely to cause a material change to the last exchange closing price or closing market price of one or more assets held by, or liabilities of, the Fund.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
Dividends and Distributions.
General Policies. Dividends from net investment income, if any, generally are declared and paid at least once a year by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Note on Tax Information. The following sections summarize some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Certain states and localities may exempt from tax distributions attributable to interest from U.S. federal government obligations. Consult your personal tax advisor about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
18

Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, in which case your distributions generally will be taxable when withdrawn, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Long-term capital gains are eligible for taxation at a maximum rate of 15% or 20% for non-corporate shareholders, depending on whether their income exceeds certain threshold amounts. Distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married and filing jointly) and of estates and trusts. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
If you are neither a resident nor a citizen of the U.S. or if you are a non-U.S. entity (other than a pass-through entity to the extent owned by U.S. persons), the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.
Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial
19

institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information concerning their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership, unless certain exceptions apply.
If you are a resident or a citizen of the U.S., by law, backup withholding at a 24% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes When Shares Are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. Each “creator” or authorized participant (an “Authorized Participant”) has entered into an agreement with the Fund's Distributor, an affiliate of BFA. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units.
A creation transaction, which is subject to acceptance by the Distributor and the Fund, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities, assets or other positions (a “creation basket”), and an amount of cash (including any cash representing the value of substituted securities, assets or other positions), if any, which together approximate the holdings of the Fund in exchange for a specified number of Creation Units. Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities, assets or other positions (a “redemption basket”) held by the Fund and an amount of cash (including any portion of such securities for which cash may be substituted). The Fund may, in certain circumstances, offer Creation Units partially or solely for cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund.
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Creation and redemption baskets may differ and the Fund will accept “custom baskets.” More information regarding custom baskets is contained in the Fund's SAI.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
Only an Authorized Participant may create or redeem Creation Units with the Fund. Authorized Participants may create or redeem Creation Units for their own accounts or for customers, including, without limitation, affiliates of the Fund.
In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined in Rule 144A under the 1933 Act, will not be able to receive restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant that has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
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Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
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Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 50 Hudson Yards, New York, NY 10001.
BFA or its affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, data provision services, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments or other financial incentives it is eligible to receive. Therefore, such payments or other financial incentives offered or made to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its affiliates.
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Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)

	iShares 10-20 Year Treasury Bond ETF
	Year Ended 02/29/24	Year Ended 02/28/23	Year Ended 02/28/22	Year Ended 02/28/21	Year Ended 02/29/20
Net asset value, beginning of year	$109.21	$141.79	$146.54	$158.70	$132.80
Net investment income(a)	4.17	3.70	2.41	2.04	3.18
Net realized and unrealized gain (loss)(b)	(5.32)	(33.13)	(4.91)	(10.08)	26.01
Net increase (decrease) from investment operations	(1.15)	(29.43)	(2.50)	(8.04)	29.19
Distributions(c)
From net investment income	(4.17)	(3.15)	(2.25)	(2.80)	(3.29)
From net realized gain	—	—	—	(1.32)	—
Total distributions	(4.17)	(3.15)	(2.25)	(4.12)	(3.29)
Net asset value, end of year	$103.89	$109.21	$141.79	$146.54	$158.70
Total Return(d)
Based on net asset value	(1.05)%	(20.90)%	(1.74)%	(5.38)%	22.28%
Ratios to Average Net Assets(e)
Total expenses	0.15%	0.15%	0.15%	0.15%	0.15%
Net investment income	3.93%	3.23%	1.65%	1.25%	2.21%
Supplemental Data
Net assets, end of year (000)	$7,750,277	$8,277,924	$2,325,430	$1,186,936	$1,095,034
Portfolio turnover rate(f)	26%	56%	114%	214%	63%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f) Portfolio turnover rate excludes in-kind transactions, if any.
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Index Provider
The Underlying Index is owned, maintained and administered by IDI. IDI is not affiliated with the Trust, BFA, the Distributor or any of their respective affiliates.
BFA or its affiliates have entered into a license agreement with the Index Provider to use the Underlying Index. BFA, or its affiliates, sublicenses rights in the Underlying Index to the Trust at no charge.
Disclaimers
ICE® is a trademark of IDI or its affiliates and has been licensed, along with the Underlying Index, for use by BlackRock, Inc. and its affiliates (“BlackRock”) in connection with the Fund. Neither BlackRock, Inc., the Trust nor the Fund, as applicable, is sponsored, endorsed, sold or promoted by IDI, its affiliates or its third party suppliers (“IDI and its Suppliers”). IDI and its Suppliers make no representations or warranties regarding the advisability of investing in securities generally, in the Fund particularly, the Trust or the ability of the Underlying Index to track general market performance. IDI’s only relationship to BlackRock is the licensing of certain trademarks and trade names and the Underlying Index or components thereof. The Underlying Index is determined, composed and calculated by IDI without regard to BlackRock or the Fund or its holders. IDI has no obligation to take the needs of BlackRock or the holders of the Fund into consideration in determining, composing or calculating the Underlying Index. IDI is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be priced, sold, purchased, or redeemed. Except for certain custom index calculation services, all information provided by IDI is general in nature and not tailored to the needs of BlackRock or any other person, entity or group of persons. IDI has no obligation or liability in connection with the administration, marketing, or trading of the Fund. IDI is not an investment adviser. Inclusion of a security within an index is not a recommendation by IDI to buy, sell, or hold such security, nor is it considered to be investment advice.
IDI AND ITS SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE UNDERLYING INDEX, INDEX DATA AND ANY INFORMATION INCLUDED IN, RELATED TO, OR DERIVED THEREFROM (“INDEX DATA”). IDI AND ITS SUPPLIERS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE UNDERLYING INDEX AND THE INDEX DATA, WHICH ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK.
The past performance of the Underlying Index is not a guide to future performance. BFA and its affiliates do not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA
25

and its affiliates shall have no liability for any errors, omissions or interruptions therein. BFA and its affiliates make no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA or its affiliates have any liability for any special, punitive, direct, indirect, consequential or any other damages (including lost profits), even if notified of the possibility of such damages.
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Want to know more?
iShares.com  | 1-800-474-2737
Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at www.iShares.com. Copies of the Prospectus, SAI, shareholder reports and other information, as applicable and when available, can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is, or will be, available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual Report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 1 University Square Drive, Princeton, NJ 08540
Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
©2024 BlackRock, Inc. All rights reserved. iSHARES® and BLACKROCK®are registered trademarks of BFA and its affiliates. All other marks are the property of their respective owners.
Investment Company Act File No.: 811-09729
IS-P-TLH-0624

June 28, 2024

2024 Prospectus
iShares Trust
• iShares 10+ Year Investment Grade Corporate Bond ETF | IGLB | NYSE ARCA

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

ICE® is a trademark of ICE Data Indices, LLC or its affiliates and has been licensed for use for certain purposes by BlackRock Fund Advisors or its affiliates. BofA® is a registered trademark of Bank of America Corporation licensed by Bank of America Corporation and its affiliates (“BofA”), and may not be used without BofA’s prior written approval. iShares® and BlackRock® are registered trademarks of BlackRock Fund Advisors and its affiliates.
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iSHARES®10+ YEAR INVESTMENT GRADE CORPORATE BOND ETF
Ticker: IGLBStock Exchange: NYSE Arca
Investment Objective
The iShares 10+ Year Investment Grade Corporate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated investment-grade corporate bonds with remaining maturities greater than ten years.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except: (i) the management fees, (ii) interest expenses, (iii) taxes, (iv) expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, (v) distribution fees or expenses, and (vi) litigation expenses and any extraordinary expenses.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)[1]
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[2]	Total Annual Fund Operating Expenses
0.04%	None	0.00%	0.04%

1
Operating expenses paid by BFA under the Investment Advisory Agreement exclude acquired fund fees and expenses, if any.
2
The amount rounded to 0.00%.
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$4	$13	$23	$51
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Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 7% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to track the investment results of the ICE® BofA® 10+ Year US Corporate Index (the “Underlying Index”), which measures the performance of investment-grade corporate bonds of both U.S. and non-U.S. issuers that are U.S. dollar-denominated and publicly issued in the U.S. domestic market and have a remaining maturity of greater than or equal to ten years. As of February 29, 2024, there were 3,653 issues in the Underlying Index. As of February 29, 2024, a significant portion of the Underlying Index is represented by securities of companies in the consumer staples, financials, healthcare, telecommunications and utilities industries or sectors. The components of the Underlying Index are likely to change over time.
The Underlying Index consists of investment-grade corporate bonds of both U.S. and non-U.S. issuers that have a remaining maturity of greater than or equal to ten years, have been publicly issued in the U.S. domestic market, and have $250 million or more of outstanding face value. The Index Provider deems securities as “investment grade” based on the average rating of Fitch Ratings, Inc. (BBB or better), Moody’s Investors Service, Inc. (Baa or better) and/or Standard & Poor's® Financial Services LLC, a subsidiary of S&P Global (BBB or better). In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate. Excluded from the Underlying Index are equity-linked securities, securities in legal default, hybrid securitized corporate bonds, Eurodollar bonds (U.S. dollar-denominated securities not issued in the U.S. domestic market), taxable and tax-exempt U.S. municipal securities and dividends-received-deduction-eligible securities. The Underlying Index is market capitalization-weighted, and the securities in the Underlying Index are updated on the last calendar day of each month. Under normal circumstances, the Fund will seek to maintain a weighted average maturity that is greater than ten years. Weighted average maturity is a U.S. dollar-weighted average of the remaining term to maturity of the underlying securities in the Fund's portfolio.
BFA uses an indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve
S-2

lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of an applicable underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market value and industry weightings), fundamental characteristics (such as return variability, duration (i.e., a security's price sensitivity to a change in interest rates), maturity or credit ratings and yield) and liquidity measures similar to those of an applicable underlying index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund will invest at least 80% of its assets in the component securities of the Underlying Index, and the Fund will invest at least 90% of its assets in fixed income securities of the types included in the Underlying Index that BFA believes will help the Fund track the Underlying Index. The Fund will invest no more than 10% of its assets in futures, options and swaps contracts that BFA believes will help the Fund track the Underlying Index as well as in fixed income securities other than the types included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. Cash and cash equivalent investments associated with a derivative position will be treated as part of that position for the purposes of calculating the percentage of investments included in the Underlying Index. The Fund seeks to track the investment results of the Underlying Index before fees and expenses of the Fund.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of any collateral received).
The Underlying Index is sponsored by ICE Data Indices, LLC (the “Index Provider” or “IDI”), which is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective. Certain key risks are prioritized below
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(with others following in alphabetical order), but the relative significance of any risk is difficult to predict and may change over time. You should review each risk factor carefully.
Credit Risk. Debt issuers and other counterparties may be unable or unwilling to make timely interest and/or principal payments when due or otherwise honor their obligations. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also adversely affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on an issuer's or counterparty's financial condition and on the terms of an obligation.
Interest Rate Risk. Interest rate risk refers to fluctuations in the value of a fixed-income security due to changes in the general level of interest rates. An increase in interest rates generally will cause the value of fixed-income securities to decline. Securities with longer maturities generally are more sensitive to interest rate changes and subject to greater fluctuations in value. Changes in interest rates may have unpredictable effects on fixed-income markets and result in heightened market volatility and lower liquidity for certain instruments, all of which may adversely affect the Fund’s performance. Interest rate changes can be sudden and unpredictable and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for fixed-income securities.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, pandemics or other public health issues, recessions, the prospect or occurrence of a sovereign default or other financial crisis, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.
Index-Related Risk. The Index Provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor BFA can offer assurances that the Index Provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the Index Provider may not identify or correct them promptly or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider and could cause the Index Provider to postpone a scheduled rebalance. This could cause the Underlying Index to vary from its normal or expected composition.
Asset Class Risk. The securities and other assets in the Underlying Index or in the Fund’s portfolio may underperform in comparison to financial markets generally, a particular financial market, another index, or other asset classes.
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Authorized Participant Concentration Risk. An “Authorized Participant” is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows the Authorized Participant to place orders for the purchase and redemption of creation units (“Creation Units”). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. There are a limited number of institutions that may act as Authorized Participants for the Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in creation or redemption transactions. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for the Fund and no other Authorized Participant places orders, Fund shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund's income, or in securities with greater risks or with other less favorable features.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities or other assets of one or more issuers, countries or other geographic units, markets, industries, project types, or asset classes.
Consumer Staples Sector Risk. The consumer staples sector may be affected by, among other things, marketing campaigns, changes in consumer demands, government regulations and changes in commodity prices.
Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund, its adviser, distributor, Index Provider, other service providers, counterparties, or issuers of assets in which the Fund invests may cause disruptions that negatively impact the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. The Fund cannot control the cybersecurity plans and systems of its service providers, counterparties, and other third parties whose activities affect the Fund.
Financials Sector Risk. The performance of companies in the financials sector may be adversely impacted by many factors, including, among others, changes in government regulations, economic conditions, and interest rates, credit rating downgrades, adverse public perception, exposure concentration and decreased liquidity in credit markets. The impact of changes in regulation of any individual financial company, or of the financials sector as a whole, cannot be predicted. Cybersecurity incidents and technology malfunctions and failures have become increasingly frequent and have caused
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significant losses to companies in this sector, which may negatively impact the Fund.
Geographic Risk. A natural disaster could occur in a geographic region in which the Fund invests, which could adversely affect the economy or the business operations of companies in the specific geographic region, causing an adverse impact on the Fund's investments in, or which are exposed to, the affected region.
Healthcare Sector Risk. The profitability of companies in the healthcare sector may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services, an increased emphasis on outpatient services, demand for medical products and services and product liability claims, among other factors. Many healthcare companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.
Income Risk. The Fund's income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds.
Issuer Risk. The performance of the Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value of securities or other assets may decline, or perform differently from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.
Management Risk. The Fund is not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets. As the Fund will not fully replicate the Underlying Index and may hold securities or other assets not included in the Underlying Index, it is subject to the risk that the investment strategy of BFA may not produce the intended results. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares (including through a trading halt), losses from trading in secondary markets, periods of high volatility, and disruptions in the process of creating and redeeming Fund shares. Any of these factors, among others, may lead to the Fund’s shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund shares.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not
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limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Reliance on Trading Partners Risk. The Fund invests in countries or regions whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund's investments.
Risk of Investing in Russia. Investing in Russian securities involves significant risks, including legal, regulatory, currency and economic risks that are specific to Russia. In addition, investing in Russian securities involves risks associated with the settlement of portfolio transactions and loss of the Fund’s ownership rights in its portfolio securities as a result of the system of share registration and custody in Russia. Governments in the U.S. and many other countries have imposed economic sanctions on certain Russian individuals and Russian corporate and banking entities. A number of jurisdictions may also institute broader sanctions on Russia. Russia has issued a number of countersanctions, some of which restrict the distribution of profits by limited liability companies (e.g., dividends), and prohibit Russian persons from entering into transactions with designated persons from “unfriendly states” as well as the export of raw materials or other products from Russia to certain sanctioned persons. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions, including declines in its stock markets and the value of the ruble against the U.S. dollar, are impossible to predict, but could be significant. Disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, import and export restrictions, tariffs or cyberattacks on the Russian government, Russian companies, or Russian individuals, including politicians, may impact Russia’s economy and Russian companies in which the Fund invests. Actual and threatened responses to Russian military action may also impact the markets for certain Russian commodities, such as oil and natural gas, as well as other sectors of the Russian economy, and are likely to have collateral impacts on such sectors globally. Russian companies may be unable to pay dividends and, if they pay dividends, the Fund may be unable to receive them. As a result of sanctions, the Fund is currently restricted from trading in Russian securities, including those in its portfolio, while the Underlying Index has removed Russian securities. It is unknown when, or if, sanctions may be lifted or the Fund’s ability to trade in Russian securities will resume.
Risk of Investing in Saudi Arabia. The ability of foreign investors (such as the Fund) to invest in the securities of Saudi Arabian issuers is relatively new. Such
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ability could be restricted by the Saudi Arabian government at any time, and unforeseen risks could materialize with respect to foreign ownership in such securities. The economy of Saudi Arabia is dominated by petroleum exports. A sustained decrease in petroleum prices could have a negative impact on all aspects of the economy. Investments in the securities of Saudi Arabian issuers involve risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of the Fund’s investments. Such heightened risks may include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, crime and instability as a result of religious, ethnic and/or socioeconomic unrest. There remains the possibility that instability in the larger Middle East region could adversely impact the economy of Saudi Arabia, and there is no assurance of political stability in Saudi Arabia.
Risk of Investing in the U.S. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Security Risk. Some countries and regions in which the Fund invests have experienced security concerns, such as war, terrorism and strained international relations. Incidents involving a country's or region's security may cause uncertainty in its markets and may adversely affect its economy and the Fund's investments.
Telecommunications Sector Risk. Companies in the telecommunications sector may be affected by industry competition, substantial capital requirements, government regulation and obsolescence of telecommunications products and services due to technological advancement.
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund's valuation of a security at the time of calculation of the Fund's NAV), transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions
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carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. BFA EXPECTS THAT THE FUND WILL EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX ETFs.
Utilities Sector Risk. The utilities sector is subject to significant government regulation and oversight. Deregulation, however, may subject utility companies to greater competition and may reduce their profitability. Companies in the utilities sector may be adversely affected due to increases in fuel and operating costs, rising costs of financing capital construction and the cost of complying with U.S. federal and state regulations, among other factors.
Valuation Risk. The price that the Fund could receive upon the sale (or other disposition) of a security or other asset may differ from the Fund’s valuation of the security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology. The price received by the Fund also may differ from the value used by the Underlying Index. In addition, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when investors are not able to purchase or sell Fund shares. Authorized Participants that create or redeem Fund shares on days when the Fund is holding fair-valued securities or other assets may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the securities or other assets not been fair valued or been valued using a different methodology. The ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
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Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns for 1, 5, and 10 years compare with the Underlying Index. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Calendar Year by Year Returns1

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The Fund’s year-to-date return as of March 31, 2024 was -1.25%.
The best calendar quarter return during the periods shown above was 13.25% in the 4th quarter of 2023; the worst was -12.61% in the 2nd quarter of 2022.
Updated performance information, including the Fund’s current NAV, may be obtained by visiting our website at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).
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Average Annual Total Returns
(for the periods ended December 31, 2023)
	One Year	Five Years	Ten Years
(Inception Date: 12/8/2009)
Return Before Taxes	11.22%	2.63%	3.66%
Return After Taxes on Distributions[1]	9.06%	1.02%	1.91%
Return After Taxes on Distributions and Sale of Fund Shares[1]	6.56%	1.37%	2.07%
ICE BofA 10+ Year US Corporate Index[2] (Index returns do not reflect deductions for fees, expenses, or taxes)	10.64%	2.76%	3.93%

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After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.
2
Index returns through June 29, 2014 reflect the performance of the ICE BofA 10+ Year US Corporate & Yankees Index. Index returns beginning on June 30, 2014 through July 31, 2018 reflect the performance of the Bloomberg U.S. Long Credit Index. Index returns from August 1, 2018 through February 28, 2021 reflect the standard pricing variant of the ICE BofA 10+ Year US Corporate Index, which utilized pricing as of 3pm. Index returns from March 1, 2021 through November 30, 2023 reflect the performance of the 4pm pricing variant of the ICE BofA 10+ Year US Corporate Index. Index returns beginning on December 1, 2023 reflect the performance of the standard pricing variant of the ICE BofA 10+ Year US Corporate Index, which now utilizes pricing as of 4pm, and resulted in a discontinuation of the 4pm pricing variant.
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Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro and Karen Uyehara (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Ms. Uyehara have been Portfolio Managers of the Fund since 2011 and 2021, respectively.
Purchase and Sale of Fund Shares
The Fund is an ETF. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA, in which case, your distributions generally will be taxed when withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.
ETFs are funds that trade like other publicly traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents an ownership interest in an underlying portfolio of securities and other instruments intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants and only in aggregations of a specified number of shares (“Creation Units”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
An index is a financial calculation, based on a grouping of financial instruments, and is not an investment product, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary for a number of reasons, including transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from the Fund's use of representative sampling or from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index. From time to time, the Index Provider may make changes to the methodology or other adjustments to the Underlying Index. Unless otherwise determined by BFA, any such change or adjustment will be reflected in the calculation of the Underlying Index performance on a going-forward basis after the effective date of such change or adjustment. Therefore, the Underlying Index performance shown for periods prior to the effective date of any such change or adjustment will generally not be recalculated or restated to reflect such change or adjustment.
Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
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An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
The Fund's investment objective and the Underlying Index may be changed without shareholder approval.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments. The order of the below risk factors does not indicate the significance of any particular risk factor. The Fund discloses its portfolio holdings daily at www.iShares.com.
Asset Class Risk. The securities and other assets in the Fund’s portfolio or its Underlying Index may underperform in comparison to other indexes that track, or assets that represent, other countries or geographic units, industries, markets, market segments, or asset classes. Various types of securities, other assets and indexes may experience cycles of outperformance and underperformance in comparison to financial markets generally. This divergence may be due to a number of factors including, among other things, inflation, interest rates, productivity, global demand for local products or resources, and regulation and governmental controls. This may cause the Fund to underperform other investment vehicles that invest in different asset classes.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. There are a limited number of institutions that may act as Authorized Participants for the Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in creation or redemption transactions. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for the Fund and no other Authorized Participant places orders, Fund shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for a Fund that invests in securities issued by non-U.S. issuers or instruments with lower trading volume. Such assets often entail greater settlement and operational complexity and higher capital costs for Authorized Participants, which may limit the number of Authorized Participants that engage with the Fund.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund’s income, or in securities with greater risks or with other less favorable features.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities or other assets of one or more issuers, countries or other geographic
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units, markets, industries, project types, or asset classes. A Fund with investment concentration may be more adversely affected by the underperformance of those assets, may experience greater price volatility and may be more susceptible to adverse economic, market, political or regulatory impacts on those assets compared to a fund that does not concentrate its investments.
Consumer Staples Sector Risk. Companies in the consumer staples sector may be affected by the regulation of various product components and production methods, marketing campaigns and changes in the global economy, consumer spending and consumer demand. Tobacco and tobacco-related companies, in particular, may be adversely affected by new laws, regulations and litigation. Companies in the consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. These companies may be subject to severe competition, which may have an adverse impact on their profitability.
Credit Risk. Credit risk is the risk that the issuer or guarantor of a debt instrument or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments when due or otherwise honor its obligations. There are varying degrees of credit risk, depending on an issuer’s or counterparty’s financial condition and on the terms of an obligation, which may be reflected in the issuer’s or counterparty’s credit rating. There is the chance that the Fund’s portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), or that the market’s perception of an issuer’s creditworthiness may worsen, potentially reducing the Fund’s income level or share price.
Cybersecurity Risk. The Fund and entities that interact with the Fund are susceptible to operational, information security and related cybersecurity risks, both directly and through their service providers. These entities include, but are not limited to, the Fund’s adviser, distributor, other service providers (e.g., index and benchmark providers, accountants, custodians, transfer agents and administrators), counterparties, market makers, Authorized Participants, listing exchanges, other financial market operators, and governmental authorities. Cybersecurity risks are also present for issuers of securities or other assets in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such issuers to lose value. Cyber incidents can result from deliberate attacks or unintentional events. They include, but are not limited to, gaining unauthorized access to systems, misappropriating assets or sensitive information, corrupting or destroying data, and causing operational disruption. Geopolitical tensions may increase the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing.
Cybersecurity incidents may cause disruptions and impact business operations and may result in any of the following: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and other legal and compliance
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expenses. In addition, cyber incidents may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the Fund’s functioning inaccessible, inaccurate or incomplete. The Fund may incur substantial costs in order to resolve or prevent cyber incidents.
The Fund has established business continuity plans in the event of, and risk management systems to prevent, cyber incidents. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, that prevention and remediation efforts will not be successful or that cyber incidents will go undetected. Furthermore, the Fund cannot control the cybersecurity plans and systems of its service providers, counterparties, and other third parties whose activities affect the Fund. The Fund and its shareholders could be negatively impacted as a result.
Financials Sector Risk. Companies in the financials sector are subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge, the amount of capital and liquid assets they must maintain and, potentially, their size. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by such regulation. Increased risk taking by financial companies may also result in greater overall risk in the U.S. and global financials sector. The impact of changes in capital requirements, or recent or future regulation in various countries, on any individual financial company or on the financials sector as a whole cannot be predicted.
Certain risks may impact the value of investments in the financials sector more severely than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financials sector are exposed directly to the credit risk of their borrowers and counterparties, who may be leveraged to an unknown degree, including through swaps and other derivatives products. Financial services companies may have significant exposure to the same borrowers and counterparties, with the result that a borrower’s or counterparty’s inability to meet its obligations to one company may affect other companies with exposure to the same borrower or counterparty. This interconnectedness of risk may result in significant negative impacts to companies with direct exposure to the defaulting counterparty as well as adverse cascading effects in the markets and the financials sector generally. Companies in the financials sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades, adverse public perception and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. The financials sector is particularly sensitive to fluctuations in interest rates. The financials sector is also a target for cyberattacks. Cybersecurity incidents and technology malfunctions and failures have become increasingly frequent and have caused significant losses to companies in this sector, which may negatively impact the Fund. The extent to which the Fund may invest in a company that engages in securities-related activities or banking is limited by applicable law.
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Geographic Risk. Some of the companies in which the Fund invests are located in parts of the world that have historically been prone to natural disasters, such as earthquakes, tornadoes, volcanic eruptions, droughts, floods, hurricanes or tsunamis, and are economically sensitive to environmental events. Any such event may adversely impact the economies of these geographic areas or business operations of companies in these geographic areas, causing an adverse impact on the value of the Fund.
Healthcare Sector Risk. The profitability of companies in the healthcare sector may be adversely affected by the following factors, among others: extensive government regulations, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, changes in the demand for medical products and services, a limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection. The expiration of a company’s patents may adversely affect that company’s profitability. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. The U.S. Inflation Reduction Act of 2022 allows for the negotiation of prescription drug prices on behalf of Medicare recipients, which may result in reduced prescription prices. This could reduce some healthcare companies’ overall profitability. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and such efforts ultimately may be unsuccessful. Companies in the healthcare sector may be thinly capitalized and may be susceptible to product obsolescence. In addition, a number of legislative proposals concerning healthcare have been considered by the U.S. Congress in recent years. It is unclear what proposals will ultimately be enacted, if any, and what effect they may have on companies in the healthcare sector.
Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds. The Index Provider’s substitution of bonds in the Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index’s stated maturity guidelines.
Index-Related Risk. The Fund seeks to achieve a return that corresponds generally to the price and yield performance, before fees and expenses, of its Underlying Index as published by the Index Provider. There is no assurance that the Index Provider or its agents will construct or calculate the Underlying Index accurately. While the Index Provider describes what the Underlying Index is designed to achieve, neither the Index Provider nor its agents provide any warranty or accept any liability regarding the quality, accuracy or completeness of the Underlying Index or its related data, and they do not guarantee that the Underlying Index will be in line with the Index Provider’s methodology. BFA also does not provide any warranty or guarantee against the Index Provider’s or any agent’s errors.
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The Index Provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor BFA can offer assurances that the Index Provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the Index Provider may not identify or correct them promptly or at all, particularly for indexes that are less commonly used as benchmarks. In addition, there may be heightened risks associated with the adequacy and reliability of information about emerging markets constituents, as such markets may have less information available or less regulatory oversight. Errors related to the Underlying Index may negatively or positively impact the Fund and its shareholders. For example, if the Underlying Index contains incorrect constituents, the Fund will have exposure to such constituents and will be underexposed to the Underlying Index’s other constituents. Shareholders should understand that any gains from the Index Provider’s errors will be kept by the Fund and its shareholders and any losses or costs from such errors will be borne by the Fund and its shareholders.
Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider and could cause the Index Provider to postpone a scheduled rebalance to the Underlying Index. This could cause the Underlying Index to vary from its normal or expected composition. If a scheduled rebalance is postponed, index constituents that would otherwise be removed at the rebalance (due to, for example, changes in market capitalization or issuer credit ratings) may remain, causing the performance and constituents of the Underlying Index to vary from those expected under normal conditions. In addition, to the extent circumstances evolve between periodic index reviews and reconstitutions, the Underlying Index may include constituents that do not align with its objective or selection criteria, and the Fund tracking the Underlying Index may be similarly affected.
In addition to scheduled rebalances, the Index Provider or its agents may carry out ad hoc index rebalances due to reaching certain weighting constraints, unusual market conditions, corporate events, or corrections of errors. The Fund will in turn rebalance its portfolio to attempt to increase the correlation between the portfolio and the Underlying Index. The Fund and its shareholders will directly bear any transaction costs and market exposure from such portfolio rebalancing. Therefore, index-related errors and ad hoc rebalances may increase the Fund’s costs and tracking error.
Interest Rate Risk. Changes in interest rates may have unpredictable effects on fixed-income markets and result in heightened market volatility and lower liquidity for certain instruments, all of which may adversely affect the Fund’s performance. Interest rate changes can be sudden and unpredictable and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for fixed-income securities.
When interest rates rise, the value of fixed-income securities or other instruments sensitive to interest rates typically decreases. A measure that investors commonly use to determine this price sensitivity is called duration. Fixed-income securities with
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longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. For example, if a bond has a duration of five years and interest rates rise, the price of the bond will likely decline by a greater percentage than for a bond with a one-year duration. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer duration, rising interest rates may cause the value of the Fund’s investments to decline significantly, which would adversely affect the value of the Fund. Changes in prevailing interest rates, particularly sudden and significant changes, may lead to fluctuations in the value of floating rate debt securities, as the rates for those securities typically reset only periodically. In addition, decreases in market-making capacity for fixed-income dealers may lead to lower trading volume, heightened volatility, wider bid-ask spreads and less transparent pricing in certain fixed-income markets.
During periods of very low or negative interest rates, a Fund may be unable to maintain positive returns or pay dividends to shareholders. Under certain market conditions when interest rates are set at low levels and the market prices of portfolio securities have increased, a Fund may have a very low or even negative yield, which would cause the Fund to lose money in certain conditions and time periods.
Issuer Risk. The performance of a Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value of securities or other assets may decline, or perform differently from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.
Management Risk. The Fund is not actively managed and invests in securities or other assets included in, or representative of, its Underlying Index, regardless of their investment merits. The Fund may be affected by a general decline in market segments related to its Underlying Index, and BFA generally does not attempt to invest the Fund’s assets in defensive positions under any market conditions, including declining markets. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track its Underlying Index. Because BFA uses a representative sampling indexing strategy, the Fund will not fully replicate its Underlying Index and may hold securities or other assets not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment strategy, whose implementation is subject to a number of constraints, may not produce the intended results. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of its Underlying Index or that the Fund will achieve its investment objective.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a financial instrument or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the particular instrument or asset, or factors that affect one or more issuers, counterparties, exchanges, countries or other geographic units, markets, industries, or asset classes. Local, regional or global events such as war, acts of terrorism, pandemics or other public health issues, recessions, the prospect or occurrence of a sovereign default or other financial crisis, or other events could have a significant
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impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV. Changes in market and economic conditions generally do not have the same impact on all types of instruments and assets.
Market Trading Risk. The Fund faces numerous market trading risks, any of which may lead to its shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to the NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund shares.
Absence of an Active Primary Market. Although Fund shares are listed for trading on one or more stock exchanges, there can be no assurance that an active primary trading market for Fund shares will develop or be maintained by market makers or Authorized Participants.
Secondary Listing Risks. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. Fund shares also may be available to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for exchange listing or market trading. The Fund’s shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information that is available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to create or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts to NAV than might be experienced at times when the Fund accepts creation and redemption orders. Securities held by the Fund may be traded in markets that close at a different time than an exchange on which Fund shares are traded. Liquidity in those securities may be reduced after the applicable closing time. As a result, during the time when the exchange is open but after the applicable market closing, fixing or settlement time, there may be wider bid/ask spreads on the exchange and a greater premium or discount to NAV.
In stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, and an investor may be unable to sell their Fund shares.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or for other reasons. In times of extraordinary market volatility, Fund shares may be subject to trading halts pursuant to “circuit breaker” rules of a stock exchange or market. If there is a trading halt or unanticipated closure of an exchange or market, an investor may be unable to purchase or sell Fund shares. In
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addition, if trading in certain securities or financial instruments is restricted, this may disrupt the Fund’s creation/redemption process, affect the price at which Fund shares trade in the secondary market, and result in the Fund being unable to trade certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio or accurately price its portfolio holdings and may incur substantial trading losses.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short. In addition, trading activity in derivative products based on the Fund may lead to increased trading volume and volatility in the secondary market for the shares of the Fund.
Fund Shares May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s portfolio holdings. The trading price of the Fund’s shares fluctuates throughout trading hours based on both market supply of and demand for Fund shares and the underlying value of the Fund’s portfolio holdings or NAV. As a result, the trading prices of the Fund’s shares may deviate significantly from NAV during times of market volatility, significant redemption requests, or other unusual market conditions
However, because Fund shares can be created and redeemed in Creation Units at NAV, BFA believes that large discounts or premiums to the Fund’s NAV are not likely to be sustained over the long term (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs). While the creation/redemption feature is designed to make it more likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or other market participants, and during periods of significant market volatility, may result in trading prices for shares of the Fund that differ significantly from its NAV. Authorized Participants may be less willing to create or redeem the Fund’s shares if there is a lack of an active market for such shares or the Fund’s underlying investments, which may contribute to the Fund’s shares trading at a premium or discount to NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling Fund shares through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “spread,” which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The spread varies over time for Fund shares based on trading volume and market liquidity. It is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. Increased market volatility also may cause wider spreads. In addition, there may be regulatory and other charges that are incurred as a result of trading activity. Because of the costs inherent in buying
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or selling Fund shares, frequent trading may detract significantly from investment results, and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Reliance on Trading Partners Risk. The economies of many countries or regions in which the Fund invests are highly dependent on trade with certain key trading partners. Reduction in spending on products and services by these key trading partners, institution of tariffs or other trade barriers or a slowdown in the economies of key trading partners may adversely affect the performance of any company in which the Fund invests and have a material adverse effect on the Fund’s performance.
Risk of Investing in Russia. Investing in Russian securities involves significant risks, in addition to those described under “Risk of Investing in Emerging Markets” and “Non-U.S. Issuers Risk,” that are not typically associated with investing in U.S. securities, including:
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The risk of delays in settling portfolio transactions and the risk of loss arising out of the system of share registration and custody used in Russia;
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Risks in connection with the maintenance of the Fund’s portfolio securities and cash with foreign sub-custodians and securities depositories, including the risk that appropriate sub-custody arrangements will not be available to the Fund;
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The risk that the Fund’s ownership rights in portfolio securities could be lost through fraud or negligence because ownership in shares of Russian companies is recorded by the companies themselves and by registrars, rather than by a central registration system;
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The risk that the Fund may not be able to pursue claims on behalf of its shareholders because of the system of share registration and custody, and because Russian banking institutions and registrars are not guaranteed by the Russian government; and
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The risk that various responses by other nation-states to alleged Russian cyber activity will impact Russia’s economy and Russian issuers of securities in which the Fund invests.
Russian invasion of Ukraine. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions, including declines in its stock markets and the value of the ruble against the U.S. dollar, are impossible to predict, but could be significant. Disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, import and export restrictions, tariffs
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or cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians, may impact Russia’s economy, Russian issuers of securities in which the Fund invests, or the economies of Europe as a whole. Actual and threatened responses to Russian military action may also impact the markets for certain Russian commodities, such as oil and natural gas, as well as other sectors of the Russian economy, and are likely to have collateral impacts on such sectors across Europe and globally.
Russia Sanctions. Governments in the U.S. and many other countries (collectively, the “Sanctioning Bodies”) have imposed economic sanctions on certain Russian individuals, including politicians, and Russian corporate and banking entities, including banning Russia from global payments systems that facilitate cross-border payments. The Sanctioning Bodies, or others, could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities and/or funds invested in prohibited assets, impairing the ability of the Fund to buy, sell, receive or deliver those securities and/or assets.
The sanctions against certain Russian issuers include prohibitions on transacting in or dealing in issuances of debt or equity of such issuers. Compliance with each of these sanctions has and may continue to impair the ability of the Fund to buy, sell, hold, receive or deliver the affected securities or other securities of such issuers. If it becomes impracticable or unlawful for the Fund to hold securities subject to, or otherwise affected by, sanctions (collectively, “affected securities”), or if deemed appropriate by BFA, the Fund may prohibit in-kind deposits of the affected securities in connection with creation transactions and instead require a cash deposit, which may also increase the Fund's transaction costs. The Fund may also be legally required to freeze assets in a blocked account.
Sanctions have resulted in Russia taking counter measures or retaliatory actions, which has impaired the value and liquidity of Russian securities. These retaliatory measures include the immediate freeze of Russian assets held by the Fund. Due to the freeze of these assets, including depositary receipts, the Fund may need to liquidate non-restricted assets in order to satisfy any Fund redemption orders. The liquidation of Fund assets during this time may also result in the Fund receiving substantially lower prices for its securities. Russia may implement additional retaliatory measures, which may further impair the value and liquidity of Russian securities and the ability of the Fund to receive dividend payments. Recently, Russia has issued a number of countersanctions, some of which restrict the distribution of profits by limited liability companies (e.g., dividends), and prohibits Russian persons from entering into transactions with designated persons from “unfriendly states” as well as the export of raw materials or other products from Russia to certain sanctioned persons. Russian companies may be unable to pay dividends and, if they pay dividends, the Fund may be unable to receive them.
These sanctions, the decision by Russia to suspend trading on the Moscow Exchange (MOEX) and prohibit non-resident investors from executing security sales, and other
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events have led to changes in the Fund's Underlying Index. The Fund’s Index Provider has removed Russian securities from the Underlying Index. To the extent that the Fund rebalances its portfolio and trades in non-Russian securities to seek to track the investment results of the Underlying Index, this may result in transaction costs and increased tracking error. The Fund is currently restricted from trading in Russian securities, including those in its portfolio, while the Underlying Index has removed Russian securities. This disparity will also lead to increased tracking error. The inability of the Fund to trade in Russian securities may adversely affect the Fund’s ability to meet its investment objective. It is unknown when, or if, sanctions may be lifted or the Fund’s ability to trade in Russian securities will resume.
Also, if an affected security is included in the Fund's Underlying Index, the Fund may, where practicable, seek to eliminate its holdings of the affected security by employing or augmenting its representative sampling strategy to seek to track the investment results of its Underlying Index. The use of (or increased use of) a representative sampling strategy may increase the Fund’s tracking error risk. If the affected securities constitute a significant percentage of the Underlying Index, the Fund may not be able to effectively implement a representative sampling strategy, which may result in significant tracking error between the Fund’s performance and the performance of its Underlying Index.
Risk of Investing in Saudi Arabia. The ability of foreign investors (such as the Fund) to invest in the securities of Saudi Arabian issuers is relatively new. Such ability could be restricted by the Saudi Arabian government at any time, and unforeseen risks could materialize with respect to foreign ownership in such securities. In addition, the Saudi Arabian government places investment limitations on the ownership of Saudi Arabian issuers by foreign investors, including a limitation on the Fund’s ownership of any single issuer listed on the Saudi Arabian Stock Exchange, which may prevent the Fund from investing in accordance with its strategy and contribute to tracking error against the Underlying Index. Saudi Arabia is highly reliant on income from the sale of petroleum and trade with other countries involved in the sale of petroleum, and its economy is therefore vulnerable to changes in foreign currency values and the market for petroleum. As global demand for petroleum fluctuates, Saudi Arabia may be significantly impacted. Like most Middle Eastern governments, the government of Saudi Arabia exercises substantial influence over many aspects of the private sector. Although liberalization in the wider economy is underway, in many areas it has lagged significantly: restrictions on foreign ownership persist, and the government has an ownership stake in many key industries. The situation is exacerbated by the fact that Saudi Arabia is governed by an absolute monarchy. Saudi Arabia has historically experienced strained relations with economic partners worldwide, including other countries in the Middle East, due to geopolitical events. Governmental actions in the future could have a significant effect on economic conditions in Saudi Arabia, which could affect private sector companies and the Fund, as well as the value of securities in the Fund’s portfolio. Any economic sanctions on Saudi Arabian individuals or Saudi Arabian corporate entities, or even the threat of sanctions, may result in the decline of the value and liquidity of Saudi Arabian securities, a weakening of the Saudi riyal or other adverse consequences to the Saudi Arabian economy. In addition, Saudi Arabia’s
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economy relies heavily on cheap, foreign labor, and changes in the availability of this labor supply could have an adverse effect on the economy.
Investments in the securities of Saudi Arabian issuers involve risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of the Fund’s investments. Such heightened risks may include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, crime and instability as a result of religious, ethnic and/or socioeconomic unrest. Although the political situation in Saudi Arabia is largely stable, Saudi Arabia has historically experienced political instability, and there remains the possibility that instability in the larger Middle East region could adversely impact the economy of Saudi Arabia. Political instability in the larger Middle East region has caused significant disruptions to many industries. Continued political and social unrest in these areas may negatively affect the value of securities in the Fund’s portfolio.
Risk of Investing in the U.S. Investing in U.S. issuers involves legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. A decrease in imports or exports, changes in trade regulations, inflation, an economic recession, financial system stress, or political turmoil, among other risks, may have an adverse effect on the U.S. economy and the securities listed on U.S. exchanges. The U.S. is also subject to the risk of natural disasters, such as droughts, earthquakes, fires and floods. U.S. security risks include acts of terrorism, internal unrest and a deterioration in relations between the U.S. and certain countries. Any of these may adversely affect the U.S. economy, financial markets or issuers.
Governmental agencies project that the U.S. will maintain elevated public debt levels for the foreseeable future. Although elevated debt levels do not necessarily indicate or cause economic problems, the costs of servicing such debt may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. BlackRock Institutional Trust Company, N.A. (“BTC”), which is the securities lending agent for the iShares/BlackRock ETFs, will take into account the tax impact to Fund shareholders of substitute payments for dividends when managing the securities lending program.
Security Risk. Some geographic areas in which the Fund invests have experienced acts of terrorism and strained international relations due to territorial disputes, historical animosities, defense concerns and other security concerns. These situations
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may cause uncertainty in the markets of these geographic areas and may adversely affect their economies.
Telecommunications Sector Risk. The telecommunications sector is subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of telecommunications companies. Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. The domestic telecommunications market is characterized by increasing competition and regulation by various state and federal regulatory authorities. Companies in the telecommunications sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in developing new products and services using new technology. Technological innovations may make the products and services of certain telecommunications companies obsolete. Telecommunications providers are generally required to obtain franchises or licenses in order to provide services in a given location. Licensing and franchise rights in the telecommunications sector are limited, which may provide an advantage to certain participants. Limited availability of such rights, high barriers to market entry and regulatory oversight, among other factors, have led to consolidation of companies within the sector, which could lead to further regulation or other negative effects in the future.
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund's valuation of a security at the time of calculation of the Fund's NAV), transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. BFA EXPECTS THAT THE FUND WILL EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX ETFs.
Utilities Sector Risk. Companies in the utilities sector may be adversely affected by changes in exchange rates, domestic and international competition, and governmental limitations on rates charged to consumers. The value of regulated utility debt securities (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates. Deregulation may subject utility companies to greater competition and may adversely affect their profitability. Federal legislation may facilitate the construction of electric transmission lines not only by public utilities but
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also by independent transmission developers, which could increase competition in the wholesale electricity markets. As deregulation allows utility companies to diversify outside of their original geographic regions and their traditional lines of business, utility companies may engage in riskier ventures. In addition, deregulation may eliminate restrictions on the profits of certain utility companies, but may also subject these companies to greater risk of loss. Companies in the utilities industry may have difficulty obtaining an adequate return on invested capital, raising capital, or financing large construction projects during periods of inflation or unsettled capital markets; face restrictions on operations and increased cost and delays attributable to environmental considerations and regulation; find that existing plants, equipment or products have been rendered obsolete by technological innovations; or be subject to increased costs because of the scarcity of certain fuels or the effects of man-made or natural disasters. Existing and future regulations or legislation may make it difficult for utility companies to operate profitably. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. There is no assurance that regulatory authorities will grant rate increases in the future or that such increases will be adequate to permit the payment of coupon payments on bonds issued by such company. Energy conservation and changes in climate policy may also have a significant adverse impact on the revenues and expenses of utility companies.
Valuation Risk. The price that the Fund could receive upon the sale (or other disposition) of a security or other asset may differ from the Fund’s valuation of the security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology. The price received by the Fund also may differ from the value used by the Underlying Index (if applicable). Because non-U.S. exchanges or markets may be open on days or during time periods when the Fund does not price its shares, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when investors are not able to purchase or sell Fund shares.
In addition, for purposes of calculating the Fund's NAV, the value of assets denominated in non-U.S. currencies (if any) is translated into U.S. dollars at the prevailing market rates. This translation may result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index. Authorized Participants that create or redeem Fund shares on days when the Fund is holding fair-valued securities or other assets may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the securities or other assets not been fair valued or been valued using a different methodology. The ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies. The order of the below risk factors does not indicate the significance of any particular risk factor.
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Close-Out Risk for Qualified Financial Contracts. Regulations adopted by global prudential regulators require counterparties that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent a Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and also prohibit a Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit risk and other risks to a Fund.
Consumer Goods Industry Risk. Companies in the consumer goods industry may be strongly affected by social trends, marketing campaigns and other factors affecting consumer demand. Governmental regulation affecting the use of various food additives may affect the profitability of certain consumer goods companies represented in the Underlying Index. Many consumer goods in the U.S. may also be marketed globally, and such consumer goods companies may be affected by the demand and market conditions in non-U.S. countries.
Currency Risk. Because the Fund’s NAV is determined on the basis of the U.S. dollar, investors may lose money if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar or if there are delays or limits on repatriation of foreign currency, even if the foreign currency value of the Fund’s holdings in that market increases. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the Fund’s NAV may change quickly and without warning. In addition, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies.
Custody Risk. Custody risk refers to the risks inherent in the process of clearing and settling trades, as well as the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets may make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets. In general, the less developed a country’s securities markets are, the higher the degree of custody risk.
Energy Sector Risk. The market value of securities issued by companies in the energy sector may decline for the following reasons, among others: changes in and volatility of global energy prices, energy supply and demand, and spending on exploration and production of energy sources; exchange rates, interest rates, economic conditions, and tax treatment; changes in the actual or perceived availability of oil or other resource deposits; the enactment or cessation of trade sanctions or import controls; war or other geopolitical conflicts; negative perception; increased litigation; energy conservation efforts; energy infrastructure developments or service failures; and increased competition and technological advances. Companies in this sector may be subject to substantial government regulation and contractual fixed pricing, which may increase the cost of doing business and limit the earnings of these companies. A
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significant portion of the revenues of these companies may depend on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of companies in this sector.
Energy companies may also operate in, or engage in transactions involving, countries that have less developed regulatory regimes or a history of expropriation, confiscation of assets, foreign investment restrictions, nationalization or other adverse policies or that are at greater risk of political and social unrest, coups or labor disruptions. Energy companies also face a significant risk of liability from accidents resulting in injury or loss of life or property, pollution or other environmental problems, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, cyber incident, political strife or natural disasters. Any such event could have serious consequences for the general population of the affected area and could have an adverse impact on the Fund’s portfolio and the performance of the Fund. Energy companies may have relatively high levels of debt and may be more likely than other companies to restructure their businesses if there are downturns in energy markets or in the global economy. Energy production companies, especially those for oil and gas, may also have to contend with service disruptions, pipeline and equipment leaks and ruptures, explosions, fires, unscheduled downtime, transportation interruptions, discharges or releases of toxic or hazardous gases and other environmental risks.
The energy sector may experience significant market volatility. For example, Russia’s large-scale invasion of Ukraine on February 24, 2022 led to disruptions and increased volatility in the energy and commodity futures markets due to actual and potential disruptions in the supply and demand for certain commodities, including oil and natural gas. The U.S. and other actors have, in response, enacted various sanctions and restrictions on business dealings with Russia, which include restrictions on imports of oil, natural gas and coal. The effect of the current sanctions and restrictions, as well as the extent and duration of the Russian military action, additional sanctions and associated market disruptions on the energy sector, are impossible to predict and depend on a number of factors. The effect of these events or any related developments could be significant and may have a severe adverse effect on the performance of the Fund.
European Economic Risk. The Economic and Monetary Union (the “eurozone”) of the European Union (the “EU”) requires compliance by member states that are members of the eurozone with restrictions on inflation rates, deficits, interest rates and debt levels, as well as fiscal and monetary controls, each of which may significantly affect every country in Europe, including those countries that are not members of the eurozone. Additionally, European countries outside of the eurozone may present economic risks that are independent of the indirect effects that eurozone policies have on them. In particular, the United Kingdom's (the “U.K.”) economy may be affected by global economic, industrial and financial shifts. Changes in imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of eurozone countries), the default or threat of default by an EU member state on its sovereign debt and/or an economic recession in an EU member state may have a significant adverse effect on the economies of other EU member
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states and their trading partners. The European financial markets have historically experienced volatility and adverse trends due to concerns about economic downturns or government debt levels in several European countries, including, but not limited to, Austria, Belgium, Cyprus, France, Greece, Ireland, Italy, Portugal, Spain and Ukraine. These events have affected and may in the future adversely affect the exchange rate of the euro and may significantly affect European countries.
Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest, may limit future growth and economic recovery or may have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The U.K. left the EU (“Brexit”) on January 31, 2020. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets.
The national politics of countries in Europe have been unpredictable and subject to influence by disruptive political groups and ideologies, including, for example, secessionist movements. The governments of European countries may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe or war in the region could also impact financial markets. The impact of these events is not clear but could be significant and far-reaching and could adversely affect the value and liquidity of the Fund's investments.
Russian Invasion of Ukraine. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions, including declines in its stock markets and the value of the ruble against the U.S. dollar, are impossible to predict, but could be significant. Disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, import and export restrictions, tariffs or cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians, may impact Russia's economy, Russian issuers of securities in which the Fund invests, or the economies of Europe as a whole. Actual and threatened responses to Russian military action may also impact the markets for certain Russian commodities, such as oil and natural gas, as well as other sectors of the Russian economy, and are likely to have collateral impacts on such sectors across Europe and globally.
Illiquid Investments Risk. The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the
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investment. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and any security or instrument held by the Fund may be deemed an illiquid investment pursuant to the Fund’s liquidity risk management program. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. An investment may be illiquid due to, among other things, the reduced number and capacity of traditional market participants to make a market in securities or instruments, the lack of an active market for such securities or instruments, capital controls, delays or limits on repatriation of local currency, or insolvency of local governments. To the extent that the Fund invests in securities or instruments with substantial market and/or credit risk, the Fund will tend to have increased exposure to the risks associated with illiquid investments. Illiquid investments may be harder to value, especially in changing markets. Although the Fund primarily seeks to redeem shares of the Fund on an in-kind basis, if the Fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the Fund may be greater than normal. Other market participants may be attempting to liquidate holdings at the same time as the Fund, causing increased supply of the Fund’s underlying investments in the market and contributing to illiquid investments risk and downward pricing pressure. In addition, if the Fund is limited in its ability to sell illiquid investments during periods when shareholders are redeeming their shares, the Fund will need to sell liquid securities to meet redemption requests and illiquid securities will become a larger portion of the Fund’s holdings. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund's NAV.
Large Shareholder and Large-Scale Redemption Risk. Certain shareholders of the Fund, including an Authorized Participant, a third-party investor, the Fund’s adviser, an affiliate of the Fund’s adviser, a market maker, or another entity, may from time to time own or manage a substantial amount of Fund shares or may hold their investment in the Fund for a limited period of time. These shareholders may also pledge or loan Fund shares (to secure financing or otherwise), which may result in the shares becoming concentrated in another party. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment or that the size of the Fund would be maintained. Redemptions of a large number of Fund shares may adversely affect the Fund’s liquidity and net assets. To the extent the Fund permits redemptions in cash, these redemptions may force the Fund to sell portfolio securities or other assets when it might not otherwise do so, which may negatively impact the Fund’s NAV, have a material effect on the market price of Fund shares, increase the Fund’s brokerage costs, accelerate the realization of taxable income and/or capital gains, and cause the Fund to make taxable distributions to its shareholders earlier than
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the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such tax year. The Fund also may be required to sell its more liquid investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price.
To the extent these large shareholders transact in Fund shares on the secondary market, such transactions may account for a large percentage of the trading volume for Fund shares and may, therefore, have a material upward or downward effect on the market price of the shares. In addition, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, diluting its investment returns.
Media Sub-Industry Risk. Companies in the media sub-industry may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology. Media companies are subject to risks that include cyclicality of revenues and earnings, a potential decrease in the discretionary income of targeted individuals, changing consumer tastes and interests, competition in the industry and the potential for increased state and federal regulation. Advertising spending is an important source of revenue for media companies. During economic downturns advertising spending typically decreases and as a result, media companies tend to generate less revenue.
National Closed Market Trading Risk. To the extent that securities or other assets held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between such asset’s current price and its last quoted price (i.e., the quote from the closed foreign market to the Fund). The impact of a closed foreign market on the Fund is likely to be greater where a large portion of the Fund’s holdings trade on a closed foreign market or when a foreign market is closed for unscheduled reasons. These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other funds.
Non-U.S. Issuers Risk. The Fund may invest in U.S. dollar-denominated bonds of non-U.S. corporate issuers. Securities issued by non-U.S. issuers have different risks from securities issued by U.S. issuers. These risks include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, uncertainties of transnational litigation, and potential restrictions on the flow of international capital, including the possible seizure or nationalization of the securities issued by non-U.S. issuers held by the Fund. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. Unfavorable political, economic or governmental developments in non-U.S. countries could affect the payment of a security’s principal and interest. Securities issued by non-U.S. issuers may also be less
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liquid than, and more difficult to value than, securities of U.S. issuers. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer’s local currency against the U.S. dollar.
Privately Issued Securities Risk. The Fund may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S under the Securities Act of 1933, as amended (the “1933 Act”). Privately issued securities typically may be resold only to qualified institutional buyers, or in a privately negotiated transaction, or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund may find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s NAV due to the absence of an active trading market. There can be no assurance that a privately issued security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and its value may decline as a result.
Privatization Risk. Some countries in which the Fund invests have privatized, or have begun the process of privatizing, certain entities and industries. Newly privatized companies may face strong competition from government-sponsored competitors that have not been privatized. In some instances, investors in newly privatized entities have suffered losses due to the inability of the newly privatized entities to adjust quickly to a competitive environment or changing regulatory and legal standards or, in some cases, due to re-nationalization of such privatized entities. There is no assurance that similar losses will not recur.
Risk of Investing in Developed Countries. Investment in developed country issuers will subject the Fund to legal, regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries generally tend to rely on services sectors (e.g., the financial services sector) as the primary means of economic growth. A prolonged slowdown in one or more services sectors is likely to have a negative impact on economies of certain developed countries, although economies of individual developed countries can be impacted by slowdowns in other sectors. In the past, certain developed countries have been targets of terrorism, and some geographic areas in which the Fund invests have experienced strained international relations due to territorial disputes, historical animosities, defense concerns and other security concerns. These situations may cause uncertainty in the financial markets in these countries or geographic areas and may adversely affect the performance of the issuers to which the Fund has exposure. Heavy regulation of certain markets, including labor and product markets, may have an adverse effect on certain issuers. Such regulations may negatively affect economic growth or cause prolonged periods of recession. Many developed countries are heavily indebted and face rising healthcare and retirement expenses. In addition, price fluctuations of
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certain commodities and regulations impacting the import of commodities may negatively affect developed country economies.
Risk of Investing in Emerging Markets. Investments in emerging market issuers are subject to a greater risk of loss than investments in issuers located or operating in more developed markets. This is due to, among other things, the potential for greater market volatility, lower trading volume, higher levels of inflation, social, political or economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments in emerging market countries than are typically found in more developed markets.
Some countries in which the Fund may invest may experience economic instability, including instability resulting from substantial rates of inflation or significant devaluations of their currency, or economic recessions, which would have a negative effect on the economies and securities markets of their economies. Some of these countries may also impose restrictions on the exchange or export of currency or adverse currency exchange rates and may be characterized by a lack of available currency hedging instruments.
Disparities of wealth, the pace and success of democratization and ethnic, religious and racial disaffection, among other factors, may exacerbate social unrest, violence and labor unrest in some of the countries in which the Fund may invest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses.
Companies in many emerging markets are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in more developed countries, and as a result, information about the securities in which the Fund invests may be less reliable or complete. Moreover, emerging markets often have less reliable securities valuations and greater risks associated with custody of securities than developed markets. There may be significant obstacles to obtaining information necessary for investigations into or litigation against companies and shareholders may have limited legal remedies. The Fund is not actively managed and does not select investments based on investor protection considerations.
In addition, emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging market countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment. Chronic structural public sector deficits in some countries in which the Fund may invest may adversely impact securities held by the Fund.
Local securities markets in emerging market countries may trade a small number of securities and may be unable to respond effectively to changes in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times. Settlement procedures in emerging market countries are frequently less developed and reliable than those in the U.S. (and other developed countries). In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Fund to value its
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portfolio securities and could have an adverse effect on the Fund in seeking to achieve its investment objective.
Investing in emerging market countries involves a higher risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested in certain emerging market countries. As a result, investments in certain countries in which the Fund may invest may be subject to loss due to expropriation or nationalization of assets and property or the imposition of restrictions on foreign investments and repatriation of capital.
Technology Companies Risk. Technology companies and companies that rely heavily on technological advances may have limited product lines, markets, financial resources and personnel. These companies may face rapid product obsolescence as well as unexpected risks and costs related to new product introduction and technological developments, such as artificial intelligence and machine learning. Technology companies may be adversely affected by disruptions to supply chains and distribution networks as well as issues at third-party partners. They are heavily dependent on patent and other intellectual property rights, and the loss or impairment of these rights may adversely affect their profitability. Technology companies may face increased government scrutiny and may be subject to adverse government or legal action. These companies also may be adversely affected by, among other things, actual or perceived security vulnerabilities or other defects in their products and services, which may result in lawsuits, government enforcement actions and other remediation costs.
Threshold/Underinvestment Risk. If certain aggregate and/or fund-level ownership thresholds are reached through transactions undertaken by BFA, its affiliates or the Fund, or as a result of third-party transactions or actions by an issuer or regulator, the ability of BFA and its affiliates on behalf of clients (including the Fund) to purchase or dispose of investments, exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. The capacity of the Fund to invest in certain securities or other assets may be affected by the relevant threshold limits, and such limitations may have adverse effects on the liquidity and performance of the Fund’s portfolio holdings. To the extent a Fund tracks an index, such limits may increase the risk of the Fund being underinvested in an asset relative to its Underlying Index and increase the risk of tracking error.
For example, ownership limits may apply to securities whose issuers operate in certain regulated industries or in certain international markets. Such limits also may apply where the investing entity (such as the Fund) is subject to corporate or regulatory ownership restrictions or invests in certain futures or other derivative transactions. In certain circumstances, aggregate and/or fund-level amounts invested or voted by BFA and its affiliates for their proprietary accounts and for client accounts (including the Fund) may not exceed the relevant limits without the grant of a license or other regulatory or corporate consent. In other cases, exceeding such thresholds may cause BFA and its affiliates, the Fund or other client accounts to suffer disadvantages or business restrictions.
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Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The Fund discloses its portfolio holdings daily at www.iShares.com. Fund fact sheets providing information regarding the Fund's top holdings are posted on www.iShares.com when available and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Fund. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, and litigation expenses and any extraordinary expenses (as determined by a majority of the Trustees who are not “interested persons” of the Trust). Operating expenses paid by BFA under the Investment Advisory Agreement exclude acquired fund fees and expenses, if any.
For its investment advisory services to the Fund, BFA is paid a management fee from the Fund calculated based on the aggregate average daily net assets of the following iShares funds: iShares 1-5 Year Investment Grade Corporate Bond ETF, iShares 5-10 Year Investment Grade Corporate Bond ETF, iShares 10+ Year Investment Grade Corporate Bond ETF, iShares Biotechnology ETF, iShares Cohen & Steers REIT ETF, iShares iBoxx $ Investment Grade Corporate Bond ETF, iShares MBS ETF, iShares Russell 1000 Growth ETF, iShares Russell 1000 Value ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap Value ETF, iShares S&P Mid-Cap 400 Growth ETF and iShares TIPS Bond ETF.
The management fee for the Fund equals the ratio of the Fund’s net assets over the aggregate net assets of the above iShares funds multiplied by 0.0400% per annum of the aggregate net assets. For the fiscal year ended February 29, 2024, BFA was paid a management fee from the Fund, as a percentage of the Fund’s average daily net assets, at the annual rate of 0.04%.
BFA may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.
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BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”). As of March 31, 2024, BFA and its affiliates provided investment advisory services for assets of approximately $10.5 trillion. BFA and its affiliates trade and invest for their own accounts in the actual securities and types of securities in which the Fund may also invest, which may affect the price of such securities.
A discussion regarding the basis for the approval by the Trust's Board of Trustees (the “Board”) of the Investment Advisory Agreement with BFA is available in the Fund's Semi-Annual Report for the period ended August 31.
Portfolio Managers. James Mauro and Karen Uyehara are primarily responsible for the day-to-day management of the Fund. The Portfolio Managers are responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their respective portfolio management teams to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of their respective portfolio management teams who have more limited responsibilities.
James Mauro has been employed by BFA or its affiliates as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since 2011.
Karen Uyehara has been employed by BFA or its affiliates as a senior portfolio manager since 2010. Prior to that, Ms. Uyehara was a portfolio manager at Western Asset Management Company (WAMCO). Ms. Uyehara has been a Portfolio Manager of the Fund since 2021.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company is the administrator, custodian and transfer agent for the Fund. JPMorgan Chase Bank, N.A. serves as custodian for the Fund in connection with certain securities lending activities.
Conflicts of Interest. The investment activities of BFA and its affiliates (including BlackRock and its subsidiaries (collectively, the “Affiliates”)), and their respective directors, officers or employees, in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and its Affiliates provide investment management services to other funds and discretionary managed accounts that may follow investment programs similar to that of the Fund. BFA and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more Affiliates act, or may act, as an investor, research provider, investment manager, commodity pool operator, commodity trading advisor, financier, underwriter, adviser, trader, lender, index provider, agent and/or principal, and have other direct and indirect interests in securities, currencies, commodities, derivatives and other
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instruments in which the Fund may directly or indirectly invest. The Fund may invest in securities of, or engage in other transactions with, companies with which an Affiliate has significant debt or equity investments or other interests. The Fund may also invest in issuances (such as structured notes) by entities for which an Affiliate provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. The Fund also may invest in securities of, or engage in other transactions with, companies for which an Affiliate provides or may in the future provide research coverage. An Affiliate may have business relationships with, and purchase or distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund. This may include transactions in securities issued by other open-end and closed-end investment companies (which may include investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”)). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate having positions in certain securities that are senior or junior to, or have interests different from or adverse to, the securities that are owned by the Fund.
Neither BlackRock nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. The results of the Fund's investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by BlackRock or an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
In addition, the Fund may, from time to time, enter into transactions in which BFA or an Affiliate or its or their directors, officers, employees or clients have an adverse interest. Furthermore, transactions undertaken by clients advised or managed by BFA or its Affiliates may adversely impact the Fund. Transactions by one or more clients or by BFA or its Affiliates or their directors, officers or employees may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to BFA or one or more Affiliates and/or their internal policies designed to comply with such restrictions.
Under a securities lending program approved by the Board, the Fund has retained BTC, an Affiliate of BFA, to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the securities lending agent will receive a fee from the Fund based on the returns earned on the Fund’s lending activities, including investment of the cash received as collateral
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for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
Under an ETF Services Agreement, the Fund has retained BlackRock Investments, LLC (the “Distributor” or “BRIL”), an Affiliate of BFA, to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units of the Fund (“ETF Services”). BRIL will retain a portion of the standard transaction fee received from Authorized Participants on each creation or redemption order from the Authorized Participant for the ETF Services provided. BlackRock collaborated with, and received payment from, Citibank, N.A. (“Citibank”) on the design and development of the ETF Services platform. Citibank may have, or from time to time may develop, additional relationships with BlackRock or funds managed by BFA and its affiliates.
It is also possible that, from time to time, BlackRock and/or its advisory clients (including other funds and separately managed accounts) may, subject to compliance with applicable law, purchase and hold shares of the Fund. The price, availability, liquidity, and (in some cases) expense ratio of the Fund may be impacted by purchases and sales of the Fund by BlackRock and/or its advisory clients.
The activities of BFA and its Affiliates and their respective directors, officers or employees may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange or otherwise in the secondary market. The Fund's shares trade under the ticker symbol “IGLB.”
Buying or selling Fund shares on an exchange or other secondary market involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you may incur a brokerage commission and other charges. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the
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bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The Fund's spread may also be impacted by the liquidity or illiquidity of the underlying securities held by the Fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities.
The Fund does not impose restrictions on the frequency of purchases and redemptions of Fund shares directly with the Fund. The Board determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of Fund shares because the Fund generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. However, the Fund has taken certain measures (e.g., imposing transaction fees on purchases and redemptions of Creation Units and reserving the right to reject purchases of Creation Units under certain circumstances) to minimize the potential consequences of frequent cash purchases and redemptions by Authorized Participants, such as increased tracking error, disruption of portfolio management, dilution to the Fund, and/or increased transaction costs. Further, the vast majority of trading in Fund shares occurs on the secondary market, which does not involve the Fund directly, and such trading is unlikely to cause many of the harmful effects of frequent cash purchases or redemptions of Fund shares.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.
Section 12(d)(1) of the 1940 Act generally restricts investments by investment companies, including foreign and unregistered investment companies, in the securities of other investment companies. For example, a registered investment company (the “Acquired Fund”), such as the Fund, may not knowingly sell or otherwise dispose of any security issued by the Acquired Fund to any investment company (the “Acquiring Fund”) or any company or companies controlled by the Acquiring Fund if, immediately after such sale or disposition: (i) more than 3% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and any company or companies controlled by the Acquiring Fund, or (ii) more than 10% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and other investment companies and companies controlled by them. However, registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) in reliance on Rule 12d1-4 under the 1940 Act, the registered investment company must, among other things, enter into an agreement with the
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Trust. Foreign investment companies are permitted to invest in the Fund only up to the limits set forth in Section 12(d)(1), subject to any applicable SEC no-action relief.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of, and holds legal title to, all outstanding shares of the Fund.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as the supply of and demand for ETF shares and underlying securities held by the Fund, economic conditions and other factors.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the close of regular trading hours of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund is determined pursuant to BFA’s valuation policies and procedures. BFA has been designated by the Board as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act.
The Fund values fixed-income portfolio securities using last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Fund's approved independent third-party pricing services, each in accordance with BFA's valuation policies and procedures. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller odd lot sizes. Odd lots often trade at lower prices than institutional round lots. An amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless BFA determines in good faith that such method does not represent fair value.
29

Generally, trading in non-U.S. securities and money market instruments is substantially completed each day at various times prior to the close of regular trading hours of the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, BFA will fair value the Fund’s investments in accordance with its policies and procedures. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of trading or other reasons, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, when there is a significant event subsequent to the most recent market quotation, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available. A “significant event” is deemed to occur if BFA determines, in its reasonable business judgment prior to or at the time of pricing the Fund’s assets or liabilities, that the event is likely to cause a material change to the last exchange closing price or closing market price of one or more assets held by, or liabilities of, the Fund.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
Dividends and Distributions.
General Policies. Dividends from net investment income, if any, generally are declared and paid at least once a year by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the
30

availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Note on Tax Information. The following sections summarize some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Certain states and localities may exempt from tax distributions attributable to interest from U.S. federal government obligations. Consult your personal tax advisor about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, in which case your distributions generally will be taxable when withdrawn, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Long-term capital gains are eligible for taxation at a maximum rate of 15% or 20% for non-corporate shareholders, depending on whether their income exceeds certain threshold amounts. Distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married and filing jointly) and of estates and trusts. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
You may lose the ability to use foreign tax credits passed through by the Fund if your Fund shares are loaned out pursuant to a securities lending agreement.
If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost
31

basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
Dividends, interest and capital gains earned by the Fund with respect to securities issued by non-U.S. issuers may give rise to withholding, capital gains and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the total assets of the Fund at the close of a year consists of non-U.S. stocks or securities (generally, for this purpose, depositary receipts, no matter where traded, of non-U.S. companies are treated as “non-U.S.”), generally the Fund may “pass through” to you certain non-U.S. income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.
For purposes of foreign tax credits for U.S. shareholders of the Fund, foreign capital gains taxes may not produce associated foreign source income, limiting the availability of such credits for U.S. persons.
If you are neither a resident nor a citizen of the U.S. or if you are a non-U.S. entity (other than a pass-through entity to the extent owned by U.S. persons), the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.
Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information concerning their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership, unless certain exceptions apply.
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If you are a resident or a citizen of the U.S., by law, backup withholding at a 24% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes When Shares Are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. Each “creator” or authorized participant (an “Authorized Participant”) has entered into an agreement with the Fund's Distributor, an affiliate of BFA. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units.
A creation transaction, which is subject to acceptance by the Distributor and the Fund, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities, assets or other positions (a “creation basket”), and an amount of cash (including any cash representing the value of substituted securities, assets or other positions), if any, which together approximate the holdings of the Fund in exchange for a specified number of Creation Units. Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities, assets or other positions (a “redemption basket”) held by the Fund and an amount of cash (including any portion of such securities for which cash may be substituted). The Fund may, in certain circumstances, offer Creation Units partially or solely for cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. Creation and redemption baskets may differ and the Fund will accept “custom baskets.” More information regarding custom baskets is contained in the Fund's SAI.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
Only an Authorized Participant may create or redeem Creation Units with the Fund. Authorized Participants may create or redeem Creation Units for their own accounts or for customers, including, without limitation, affiliates of the Fund.
In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
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To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined in Rule 144A under the 1933 Act, will not be able to receive restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant that has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
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Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 50 Hudson Yards, New York, NY 10001.
BFA or its affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, data provision services, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments or other financial incentives it is eligible to receive. Therefore, such payments or other financial incentives offered or made to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its affiliates.
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Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)

	iShares 10+ Year Investment Grade Corporate Bond ETF
	Year Ended 02/29/24	Year Ended 02/28/23	Year Ended 02/28/22	Year Ended 02/28/21	Year Ended 02/29/20
Net asset value, beginning of year	$50.34	$63.42	$68.68	$70.27	$57.73
Net investment income(a)	2.47	2.27	2.18	2.31	2.54
Net realized and unrealized gain (loss)(b)	0.39	(13.06)	(5.24)	(1.57)	12.48
Net increase (decrease) from investment operations	2.86	(10.79)	(3.06)	0.74	15.02
Distributions from net investment income(c)	(2.42)	(2.29)	(2.20)	(2.33)	(2.48)
Net asset value, end of year	$50.78	$50.34	$63.42	$68.68	$70.27
Total Return(d)
Based on net asset value	5.87%	(17.18)%	(4.62)%	1.05%	26.50%
Ratios to Average Net Assets(e)
Total expenses	0.04%	0.05%	0.06%	0.06%	0.06%
Net investment income	4.93%	4.26%	3.18%	3.32%	3.89%
Supplemental Data
Net assets, end of year (000)	$2,107,519	$1,600,835	$1,991,416	$2,403,908	$2,122,014
Portfolio turnover rate(f)	7%	9%	9%	10%	15%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f) Portfolio turnover rate excludes in-kind transactions, if any.
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Index Provider
The Underlying Index is owned, maintained and administered by IDI. IDI is not affiliated with the Trust, BFA, the Distributor or any of their respective affiliates.
BFA or its affiliates have entered into a license agreement with the Index Provider to use the Underlying Index. BFA, or its affiliates, sublicenses rights in the Underlying Index to the Trust at no charge.
Disclaimers
ICE® is a registered trademark of IDI or its affiliates and BofA® is a registered trademark of BofA licensed by BofA and its affiliates and may not be used without BofA’s prior written approval. These trademarks have been licensed, along with the Underlying Index, for use by BlackRock, Inc. and its affiliates (“BlackRock”) in connection with the Fund. Neither BlackRock, Inc., the Trust nor the Fund, as applicable, is sponsored, endorsed, sold or promoted by IDI, its affiliates or its third party suppliers (“IDI and its Suppliers”). IDI and its Suppliers make no representations or warranties regarding the advisability of investing in securities generally, in the Fund particularly, the Trust or the ability of the Underlying Index to track general market performance. IDI’s only relationship to BlackRock is the licensing of certain trademarks and trade names and the Underlying Index or components thereof. The Underlying Index is determined, composed and calculated by IDI without regard to BlackRock or the Fund or its holders. IDI has no obligation to take the needs of BlackRock or the holders of the Fund into consideration in determining, composing or calculating the Underlying Index. IDI is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be priced, sold, purchased, or redeemed. Except for certain custom index calculation services, all information provided by IDI is general in nature and not tailored to the needs of BlackRock or any other person, entity or group of persons. IDI has no obligation or liability in connection with the administration, marketing, or trading of the Fund. IDI is not an investment adviser. Inclusion of a security within an index is not a recommendation by IDI to buy, sell, or hold such security, nor is it considered to be investment advice.
IDI AND ITS SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE UNDERLYING INDEX, INDEX DATA AND ANY INFORMATION INCLUDED IN, RELATED TO, OR DERIVED THEREFROM (“INDEX DATA”). IDI AND ITS SUPPLIERS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE UNDERLYING INDEX AND THE INDEX DATA, WHICH ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK.
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The past performance of the Underlying Index is not a guide to future performance. BFA and its affiliates do not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA and its affiliates shall have no liability for any errors, omissions or interruptions therein. BFA and its affiliates make no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA or its affiliates have any liability for any special, punitive, direct, indirect, consequential or any other damages (including lost profits), even if notified of the possibility of such damages.
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Want to know more?
iShares.com  | 1-800-474-2737
Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at www.iShares.com. Copies of the Prospectus, SAI, shareholder reports and other information, as applicable and when available, can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is, or will be, available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual Report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 1 University Square Drive, Princeton, NJ 08540
Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
©2024 BlackRock, Inc. All rights reserved. iSHARES® and BLACKROCK®are registered trademarks of BFA and its affiliates. All other marks are the property of their respective owners.
Investment Company Act File No.: 811-09729
IS-P-IGLB-0624

June 28, 2024

2024 Prospectus
iShares Trust
• iShares 20+ Year Treasury Bond ETF | TLT | NASDAQ

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

ICE® is a trademark of ICE Data Indices, LLC or its affiliates and has been licensed for use for certain purposes by BlackRock Fund Advisors or its affiliates. iShares® and BlackRock® are registered trademarks of BlackRock Fund Advisors and its affiliates.
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iSHARES® 20+ YEAR TREASURY BOND ETF
Ticker: TLTStock Exchange: Nasdaq
Investment Objective
The iShares 20+ Year Treasury Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. Treasury bonds with remaining maturities greater than twenty years.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except: (i) the management fees, (ii) interest expenses, (iii) taxes, (iv) expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, (v) distribution fees or expenses, and (vi) litigation expenses and any extraordinary expenses.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)[1]
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[2]	Total Annual Fund Operating Expenses
0.15%	None	0.00%	0.15%

1
Operating expenses paid by BFA under the Investment Advisory Agreement exclude acquired fund fees and expenses, if any.
2
The amount rounded to 0.00%.
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$15	$48	$85	$192
S-1

Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 23% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to track the investment results of the ICE® U.S. Treasury 20+ Year Bond Index (the “Underlying Index”), which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity greater than or equal to twenty years. As of February 29, 2024, there were 40 issues in the Underlying Index.
The Underlying Index consists of publicly-issued U.S. Treasury securities that have a remaining maturity greater than or equal to twenty years and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve System (the “Fed”). In addition, the securities in the Underlying Index must be fixed-rate and denominated in U.S. dollars. Excluded from the Underlying Index are inflation-linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that have been stripped from coupon-paying bonds. The Underlying Index is market value weighted, and the securities in the Underlying Index are updated on the last business day of each month.
BFA uses an indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of an applicable underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market value and industry weightings), fundamental characteristics (such as return variability, duration (i.e., a security's price sensitivity to a change in interest rates), maturity or credit ratings and yield) and liquidity measures similar to those of an applicable underlying index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund will invest at least 80% of its assets in the component securities of the Underlying Index, and the Fund will invest at least 90% of its assets in U.S. Treasury securities that BFA believes
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will help the Fund track the Underlying Index. The Fund will invest no more than 10% of its assets in futures, options and swaps contracts that BFA believes will help the Fund track the Underlying Index. Cash and cash equivalent investments associated with a derivative position will be treated as part of that position for the purposes of calculating the percentage of investments included in the Underlying Index. The Fund seeks to track the investment results of the Underlying Index before fees and expenses of the Fund.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of any collateral received).
The Underlying Index is sponsored by ICE Data Indices, LLC (the “Index Provider” or “IDI”), which is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective. Certain key risks are prioritized below (with others following in alphabetical order), but the relative significance of any risk is difficult to predict and may change over time. You should review each risk factor carefully.
U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline.
Interest Rate Risk. Interest rate risk refers to fluctuations in the value of a fixed-income security due to changes in the general level of interest rates. An increase in interest rates generally will cause the value of fixed-income securities to decline. Securities with longer maturities generally are more sensitive to interest rate changes and subject to greater fluctuations in value. Changes in interest rates may have unpredictable effects on fixed-income markets and result in heightened market volatility and lower liquidity for certain instruments, all of which may adversely affect the Fund’s performance. Interest rate changes can be sudden and unpredictable and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for fixed-income securities.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, pandemics or other public health issues, recessions, the prospect or occurrence of a sovereign default or other financial crisis, or other events could have a significant impact on the
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Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.
Index-Related Risk. The Index Provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor BFA can offer assurances that the Index Provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the Index Provider may not identify or correct them promptly or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider and could cause the Index Provider to postpone a scheduled rebalance. This could cause the Underlying Index to vary from its normal or expected composition.
Asset Class Risk. The securities and other assets in the Underlying Index or in the Fund’s portfolio may underperform in comparison to financial markets generally, a particular financial market, another index, or other asset classes.
Authorized Participant Concentration Risk. An “Authorized Participant” is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows the Authorized Participant to place orders for the purchase and redemption of creation units (“Creation Units”). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. There are a limited number of institutions that may act as Authorized Participants for the Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in creation or redemption transactions. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for the Fund and no other Authorized Participant places orders, Fund shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities or other assets of one or more issuers, countries or other geographic units, markets, industries, project types, or asset classes.
Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund, its adviser, distributor, Index Provider, other service providers, counterparties, or issuers of assets in which the Fund invests may cause disruptions that negatively impact the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. The Fund cannot control the cybersecurity plans and systems of its service providers, counterparties, and
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other third parties whose activities affect the Fund.
Income Risk. The Fund's income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds.
Issuer Risk. The performance of the Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value of securities or other assets may decline, or perform differently from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.
Management Risk. The Fund is not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets. As the Fund will not fully replicate the Underlying Index and may hold securities or other assets not included in the Underlying Index, it is subject to the risk that the investment strategy of BFA may not produce the intended results. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares (including through a trading halt), losses from trading in secondary markets, periods of high volatility, and disruptions in the process of creating and redeeming Fund shares. Any of these factors, among others, may lead to the Fund’s shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund shares.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Risk of Investing in the U.S. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities
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or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
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Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns for 1, 5, and 10 years compare with the Underlying Index. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Calendar Year-by-Year Returns1

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The Fund’s year-to-date return as of March 31, 2024 was -3.63%.
The best calendar quarter return during the periods shown above was 22.42% in the 1st quarter of 2020; the worst was -13.98% in the 1st quarter of 2021.
Updated performance information, including the Fund’s current NAV, may be obtained by visiting our website at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).
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Average Annual Total Returns
(for the periods ended December 31, 2023)
	One Year	Five Years	Ten Years
(Inception Date: 7/22/2002)
Return Before Taxes	2.96%	-1.83%	2.13%
Return After Taxes on Distributions[1]	1.54%	-2.71%	1.10%
Return After Taxes on Distributions and Sale of Fund Shares[1]	1.73%	-1.69%	1.24%
ICE U.S. Treasury 20+ Year Bond Index[2] (Index returns do not reflect deductions for fees, expenses, or taxes)	2.15%	-1.75%	2.21%

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After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.
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Index returns through March 31, 2016 reflect the performance of the Bloomberg U.S. 20+ Year Treasury Bond Index. Index returns from April 1, 2016 through February 28, 2021 reflect the standard pricing variant of the ICE U.S. Treasury 20+ Year Bond Index, which utilized pricing as of 3pm. Index returns from March 1, 2021 through November 30, 2023 reflect the performance of the 4pm pricing variant of the ICE U.S. Treasury 20+ Year Bond Index. Index returns beginning on December 1, 2023 reflect the performance of the standard pricing variant of the ICE U.S. Treasury 20+ Year Bond Index, which now utilizes pricing as of 4pm, and resulted in a discontinuation of the 4pm pricing variant.
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Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro and Karen Uyehara (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Ms. Uyehara have been Portfolio Managers of the Fund since 2011 and 2021, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA, in which case, your distributions generally will be taxed when withdrawn. Certain states and localities may exempt from tax distributions attributable to interest from U.S. federal government obligations. Please consult your personal tax advisor.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on The Nasdaq Stock Market LLC (“Nasdaq”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.
ETFs are funds that trade like other publicly traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents an ownership interest in an underlying portfolio of securities and other instruments intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants and only in aggregations of a specified number of shares (“Creation Units”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
An index is a financial calculation, based on a grouping of financial instruments, and is not an investment product, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary for a number of reasons, including but not limited to, transaction costs, asset valuations, timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from the Fund's use of representative sampling or from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index. From time to time, the Index Provider may make changes to the methodology or other adjustments to the Underlying Index. Unless otherwise determined by BFA, any such change or adjustment will be reflected in the calculation of the Underlying Index performance on a going-forward basis after the effective date of such change or adjustment. Therefore, the Underlying Index performance shown for periods prior to the effective date of any such change or adjustment will generally not be recalculated or restated to reflect such change or adjustment.
Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
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An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
The Fund's investment objective and the Underlying Index may be changed without shareholder approval.
The Fund has not been categorized under the European Union (“EU”) sustainable finance disclosure regulation (“SFDR”) as an “Article 8” or “Article 9” product. In addition, the Fund's investment strategy does not take into account the criteria for environmentally sustainable economic activities under the EU sustainable investment taxonomy regulation or principal adverse impacts (“PAIs”) on sustainability factors under the SFDR. PAIs are identified under the SFDR as the material impacts of investment decisions on sustainability factors relating to environmental, social and employee matters, respect for human rights, and anti-corruption and anti-bribery matters.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments. The order of the below risk factors does not indicate the significance of any particular risk factor. The Fund discloses its portfolio holdings daily at www.iShares.com.
Asset Class Risk. The securities and other assets in the Fund’s portfolio or its Underlying Index may underperform in comparison to other indexes that track, or assets that represent, other countries or geographic units, industries, markets, market segments, or asset classes. Various types of securities, other assets and indexes may experience cycles of outperformance and underperformance in comparison to financial markets generally. This divergence may be due to a number of factors including, among other things, inflation, interest rates, productivity, global demand for local products or resources, and regulation and governmental controls. This may cause the Fund to underperform other investment vehicles that invest in different asset classes.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. There are a limited number of institutions that may act as Authorized Participants for the Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in creation or redemption transactions. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for the Fund and no other Authorized Participant places orders, Fund shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for a Fund that invests in securities issued by non-U.S. issuers or instruments with lower trading volume. Such assets often entail greater settlement and operational complexity and higher capital costs for Authorized Participants, which may limit the number of Authorized Participants that engage with the Fund.
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Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities or other assets of one or more issuers, countries or other geographic units, markets, industries, project types, or asset classes. A Fund with investment concentration may be more adversely affected by the underperformance of those assets, may experience greater price volatility and may be more susceptible to adverse economic, market, political or regulatory impacts on those assets compared to a fund that does not concentrate its investments.
Cybersecurity Risk. The Fund and entities that interact with the Fund are susceptible to operational, information security and related cybersecurity risks, both directly and through their service providers. These entities include, but are not limited to, the Fund’s adviser, distributor, other service providers (e.g., index and benchmark providers, accountants, custodians, transfer agents and administrators), counterparties, market makers, Authorized Participants, listing exchanges, other financial market operators, and governmental authorities. Cybersecurity risks are also present for issuers of securities or other assets in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such issuers to lose value. Cyber incidents can result from deliberate attacks or unintentional events. They include, but are not limited to, gaining unauthorized access to systems, misappropriating assets or sensitive information, corrupting or destroying data, and causing operational disruption. Geopolitical tensions may increase the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing.
Cybersecurity incidents may cause disruptions and impact business operations and may result in any of the following: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and other legal and compliance expenses. In addition, cyber incidents may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the Fund’s functioning inaccessible, inaccurate or incomplete. The Fund may incur substantial costs in order to resolve or prevent cyber incidents.
The Fund has established business continuity plans in the event of, and risk management systems to prevent, cyber incidents. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, that prevention and remediation efforts will not be successful or that cyber incidents will go undetected. Furthermore, the Fund cannot control the cybersecurity plans and systems of its service providers, counterparties, and other third parties whose activities affect the Fund. The Fund and its shareholders could be negatively impacted as a result.
Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds
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as bonds in its portfolio mature or are near maturity, or bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds. The Index Provider’s substitution of bonds in the Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index’s stated maturity guidelines.
Index-Related Risk. The Fund seeks to achieve a return that corresponds generally to the price and yield performance, before fees and expenses, of its Underlying Index as published by the Index Provider. There is no assurance that the Index Provider or its agents will construct or calculate the Underlying Index accurately. While the Index Provider describes what the Underlying Index is designed to achieve, neither the Index Provider nor its agents provide any warranty or accept any liability regarding the quality, accuracy or completeness of the Underlying Index or its related data, and they do not guarantee that the Underlying Index will be in line with the Index Provider’s methodology. BFA also does not provide any warranty or guarantee against the Index Provider’s or any agent’s errors.
The Index Provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor BFA can offer assurances that the Index Provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the Index Provider may not identify or correct them promptly or at all, particularly for indexes that are less commonly used as benchmarks. In addition, there may be heightened risks associated with the adequacy and reliability of information about emerging markets constituents, as such markets may have less information available or less regulatory oversight. Errors related to the Underlying Index may negatively or positively impact the Fund and its shareholders. For example, if the Underlying Index contains incorrect constituents, the Fund will have exposure to such constituents and will be underexposed to the Underlying Index’s other constituents. Shareholders should understand that any gains from the Index Provider’s errors will be kept by the Fund and its shareholders and any losses or costs from such errors will be borne by the Fund and its shareholders.
Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider and could cause the Index Provider to postpone a scheduled rebalance to the Underlying Index. This could cause the Underlying Index to vary from its normal or expected composition. If a scheduled rebalance is postponed, index constituents that would otherwise be removed at the rebalance (due to, for example, changes in market capitalization or issuer credit ratings) may remain, causing the performance and constituents of the Underlying Index to vary from those expected under normal conditions. In addition, to the extent circumstances evolve between periodic index reviews and reconstitutions, the Underlying Index may include constituents that do not align with its objective or selection criteria, and the Fund tracking the Underlying Index may be similarly affected.
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In addition to scheduled rebalances, the Index Provider or its agents may carry out ad hoc index rebalances due to reaching certain weighting constraints, unusual market conditions, corporate events, or corrections of errors. The Fund will in turn rebalance its portfolio to attempt to increase the correlation between the portfolio and the Underlying Index. The Fund and its shareholders will directly bear any transaction costs and market exposure from such portfolio rebalancing. Therefore, index-related errors and ad hoc rebalances may increase the Fund’s costs and tracking error.
Interest Rate Risk. Changes in interest rates may have unpredictable effects on fixed-income markets and result in heightened market volatility and lower liquidity for certain instruments, all of which may adversely affect the Fund’s performance. Interest rate changes can be sudden and unpredictable and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for fixed-income securities.
When interest rates rise, the value of fixed-income securities or other instruments sensitive to interest rates typically decreases. A measure that investors commonly use to determine this price sensitivity is called duration. Fixed-income securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. For example, if a bond has a duration of five years and interest rates rise, the price of the bond will likely decline by a greater percentage than for a bond with a one-year duration. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer duration, rising interest rates may cause the value of the Fund’s investments to decline significantly, which would adversely affect the value of the Fund. Changes in prevailing interest rates, particularly sudden and significant changes, may lead to fluctuations in the value of floating rate debt securities, as the rates for those securities typically reset only periodically. In addition, decreases in market-making capacity for fixed-income dealers may lead to lower trading volume, heightened volatility, wider bid-ask spreads and less transparent pricing in certain fixed-income markets.
During periods of very low or negative interest rates, a Fund may be unable to maintain positive returns or pay dividends to shareholders. Under certain market conditions when interest rates are set at low levels and the market prices of portfolio securities have increased, a Fund may have a very low or even negative yield, which would cause the Fund to lose money in certain conditions and time periods.
Issuer Risk. The performance of a Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value of securities or other assets may decline, or perform differently from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.
Management Risk. The Fund is not actively managed and invests in securities or other assets included in, or representative of, its Underlying Index, regardless of their investment merits. The Fund may be affected by a general decline in market segments related to its Underlying Index, and BFA generally does not attempt to invest the Fund’s assets in defensive positions under any market conditions, including declining markets. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track its
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Underlying Index. Because BFA uses a representative sampling indexing strategy, the Fund will not fully replicate its Underlying Index and may hold securities or other assets not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment strategy, whose implementation is subject to a number of constraints, may not produce the intended results. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of its Underlying Index or that the Fund will achieve its investment objective.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a financial instrument or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the particular instrument or asset, or factors that affect one or more issuers, counterparties, exchanges, countries or other geographic units, markets, industries, or asset classes. Local, regional or global events such as war, acts of terrorism, pandemics or other public health issues, recessions, the prospect or occurrence of a sovereign default or other financial crisis, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV. Changes in market and economic conditions generally do not have the same impact on all types of instruments and assets.
Market Trading Risk. The Fund faces numerous market trading risks, any of which may lead to its shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to the NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund shares.
Absence of an Active Primary Market. Although Fund shares are listed for trading on one or more stock exchanges, there can be no assurance that an active primary trading market for Fund shares will develop or be maintained by market makers or Authorized Participants.
Secondary Listing Risks. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. Fund shares also may be available to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for exchange listing or market trading. The Fund’s shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information that is available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to create or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or
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discounts to NAV than might be experienced at times when the Fund accepts creation and redemption orders. Securities held by the Fund may be traded in markets that close at a different time than an exchange on which Fund shares are traded. Liquidity in those securities may be reduced after the applicable closing time. As a result, during the time when the exchange is open but after the applicable market closing, fixing or settlement time, there may be wider bid/ask spreads on the exchange and a greater premium or discount to NAV.
In stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, and an investor may be unable to sell their Fund shares.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or for other reasons. In times of extraordinary market volatility, Fund shares may be subject to trading halts pursuant to “circuit breaker” rules of a stock exchange or market. If there is a trading halt or unanticipated closure of an exchange or market, an investor may be unable to purchase or sell Fund shares. In addition, if trading in certain securities or financial instruments is restricted, this may disrupt the Fund’s creation/redemption process, affect the price at which Fund shares trade in the secondary market, and result in the Fund being unable to trade certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio or accurately price its portfolio holdings and may incur substantial trading losses.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short. In addition, trading activity in derivative products based on the Fund may lead to increased trading volume and volatility in the secondary market for the shares of the Fund.
Fund Shares May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s portfolio holdings. The trading price of the Fund’s shares fluctuates throughout trading hours based on both market supply of and demand for Fund shares and the underlying value of the Fund’s portfolio holdings or NAV. As a result, the trading prices of the Fund’s shares may deviate significantly from NAV during times of market volatility, significant redemption requests, or other unusual market conditions
However, because Fund shares can be created and redeemed in Creation Units at NAV, BFA believes that large discounts or premiums to the Fund’s NAV are not likely to be sustained over the long term (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs). While the creation/redemption feature is designed to make it more likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or other market participants, and during periods of significant market volatility, may result in trading prices for shares of the Fund that
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differ significantly from its NAV. Authorized Participants may be less willing to create or redeem the Fund’s shares if there is a lack of an active market for such shares or the Fund’s underlying investments, which may contribute to the Fund’s shares trading at a premium or discount to NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling Fund shares through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “spread,” which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The spread varies over time for Fund shares based on trading volume and market liquidity. It is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. Increased market volatility also may cause wider spreads. In addition, there may be regulatory and other charges that are incurred as a result of trading activity. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results, and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Risk of Investing in the U.S. Investing in U.S. issuers involves legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. A decrease in imports or exports, changes in trade regulations, inflation, an economic recession, financial system stress, or political turmoil, among other risks, may have an adverse effect on the U.S. economy and the securities listed on U.S. exchanges. The U.S. is also subject to the risk of natural disasters, such as droughts, earthquakes, fires and floods. U.S. security risks include acts of terrorism, internal unrest and a deterioration in relations between the U.S. and certain countries. Any of these may adversely affect the U.S. economy, financial markets or issuers.
Governmental agencies project that the U.S. will maintain elevated public debt levels for the foreseeable future. Although elevated debt levels do not necessarily indicate or cause economic problems, the costs of servicing such debt may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for
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loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. BlackRock Institutional Trust Company, N.A. (“BTC”), which is the securities lending agent for the iShares/BlackRock ETFs, will take into account the tax impact to Fund shareholders of substitute payments for dividends when managing the securities lending program.
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline. U.S. Treasury securities are rated AA+ by S&P Global Ratings. A downgrade of the rating of U.S. Treasury securities may cause the value of the Fund's U.S. Treasury obligations to decline. Because U.S. government debt obligations are often used as a benchmark for other borrowing arrangements, a downgrade could also result in higher interest rates for a range of borrowers, cause disruptions in the international bond markets and have a substantial adverse effect on the U.S. and global economy.
A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and lead the government to issue additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that the U.S. government will not be able to make principal or interest payments when they are due. If market participants determine that U.S. sovereign debt levels have become unsustainable, the value of the U.S. dollar could decline, thus increasing inflationary pressures, particularly with respect to services outsourced to non-U.S. providers and imported goods and constrain or prevent the U.S. government from implementing effective countercyclical fiscal policy in economic downturns. Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period that shareholders own shares of the Fund. Notwithstanding that U.S. Treasury obligations are backed by the full faith and credit of the United States, circumstances could arise that could prevent the timely payment of interest or principal, such as reaching the legislative “debt ceiling.” Such non-payment would
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result in losses to the Fund and substantial negative consequences for the U.S. economy and the global financial system.
A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies. The order of the below risk factors does not indicate the significance of any particular risk factor.
Close-Out Risk for Qualified Financial Contracts. Regulations adopted by global prudential regulators require counterparties that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent a Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and also prohibit a Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit risk and other risks to a Fund.
Illiquid Investments Risk. The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and any security or instrument held by the Fund may be deemed an illiquid investment pursuant to the Fund’s liquidity risk management program. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. An investment may be illiquid due to, among other things, the reduced number and capacity of traditional market participants to make a market in securities or instruments or the lack of an active market for such securities or instruments. To the extent that the Fund invests in securities or instruments with substantial market and/or credit risk, the Fund will tend to have increased exposure to the risks associated with illiquid investments. Illiquid investments may be harder to value, especially in changing markets. Although the Fund primarily seeks to redeem shares of the Fund on an in-kind basis, if the Fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the Fund may be greater than normal. Other market participants may be attempting to liquidate holdings at the same time as the Fund, causing increased supply of the Fund’s underlying investments in the market and contributing to illiquid investments risk and downward pricing pressure. In addition, if the Fund is limited in its ability to sell illiquid
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investments during periods when shareholders are redeeming their shares, the Fund will need to sell liquid securities to meet redemption requests and illiquid securities will become a larger portion of the Fund’s holdings. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund's NAV.
Large Shareholder and Large-Scale Redemption Risk. Certain shareholders of the Fund, including an Authorized Participant, a third-party investor, the Fund’s adviser, an affiliate of the Fund’s adviser, a market maker, or another entity, may from time to time own or manage a substantial amount of Fund shares or may hold their investment in the Fund for a limited period of time. These shareholders may also pledge or loan Fund shares (to secure financing or otherwise), which may result in the shares becoming concentrated in another party. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment or that the size of the Fund would be maintained. Redemptions of a large number of Fund shares may adversely affect the Fund’s liquidity and net assets. To the extent the Fund permits redemptions in cash, these redemptions may force the Fund to sell portfolio securities or other assets when it might not otherwise do so, which may negatively impact the Fund’s NAV, have a material effect on the market price of Fund shares, increase the Fund’s brokerage costs, accelerate the realization of taxable income and/or capital gains, and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such tax year. The Fund also may be required to sell its more liquid investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price.
To the extent these large shareholders transact in Fund shares on the secondary market, such transactions may account for a large percentage of the trading volume for Fund shares and may, therefore, have a material upward or downward effect on the market price of the shares. In addition, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, diluting its investment returns.
Sustainability Risk. Sustainability risk is an inclusive term to designate investment risk (probability or uncertainty of occurrence of material losses relative to the expected return of an investment) that relates to environmental, social or governance issues.
Sustainability risk around environmental issues includes, but is not limited to, climate risk, both physical and transition risk. Physical risk arises from the physical effects of climate change, acute or chronic. For example, frequent and severe climate-related events can impact products and services and supply chains. Transition risk – whether policy, technology, market or reputation risk – arises from the adjustment to a low-carbon economy in order to mitigate climate change. Risks related to social issues can include, but are not limited to, labor rights and community relations. Governance-related risks can include but are not limited to risks around board independence, ownership and control, and audit and tax management. These risks can impact an
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issuer’s operational effectiveness and resilience as well as its public perception and reputation, affecting its profitability and, in turn, its capital growth and ultimately impacting the value of holdings in a Fund.
These are only examples of sustainability risk factors, and sustainability risk factors do not solely determine the risk profile of the investment. The relevance, severity, materiality and time horizon of sustainability risk factors and other risks can differ significantly across Funds.
Sustainability risk can manifest itself through different existing risk types including, but not limited to, market, liquidity, concentration, credit and asset-liability mismatch risk. For example, a Fund may invest in the securities of an issuer that could face potentially reduced revenues or increased expenditures from physical climate risk (e.g., decreased production capacity due to supply chain perturbations, lower sales due to demand shocks or higher operating or capital costs) or transition risk (e.g., decreased demand for carbon-intensive products and services or increased production costs due to changing input prices). As a result, sustainability risk factors may have a material impact on an investment, may increase volatility, may affect liquidity and may have an adverse impact on the value of shares of a Fund.
The impact of those risks may be higher for Funds with particular sectoral or geographic concentrations. For example, Funds with geographic concentration in locations susceptible to adverse weather conditions where the value of the investments in the Funds may be more susceptible to adverse physical climate events, or Funds with specific sectoral concentrations, such as investing in industries or issuers with high carbon intensity or high switching costs associated with the transition to low carbon alternatives, may be more impacted by climate transition risks.
All or a combination of these factors may have an unpredictable impact on a Fund’s investments. Under normal market conditions, such events could have a material impact on the value of shares of a Fund.
Assessments of sustainability risk are specific to the asset class and to a fund’s investment objective. Different asset classes require different data and tools to apply heightened scrutiny, assess materiality, and make meaningful differentiation among issuers and assets. To the extent consistent with a Fund’s investment objective, risks are considered and risk managed concurrently, by prioritizing in part based on materiality and on the Fund’s objective.
The impacts of sustainability risk are likely to develop over time, and new sustainability risks may be identified as further data and information regarding sustainability factors and impacts become available.
Threshold/Underinvestment Risk. If certain aggregate and/or fund-level ownership thresholds are reached through transactions undertaken by BFA, its affiliates or the Fund, or as a result of third-party transactions or actions by an issuer or regulator, the ability of BFA and its affiliates on behalf of clients (including the Fund) to purchase or dispose of investments, exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. The capacity of the Fund to invest in certain securities or other assets may be affected by the relevant threshold limits, and such limitations may have adverse effects on the liquidity and performance of the
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Fund’s portfolio holdings. To the extent a Fund tracks an index, such limits may increase the risk of the Fund being underinvested in an asset relative to its Underlying Index and increase the risk of tracking error.
For example, ownership limits may apply to securities whose issuers operate in certain regulated industries or in certain international markets. Such limits also may apply where the investing entity (such as the Fund) is subject to corporate or regulatory ownership restrictions or invests in certain futures or other derivative transactions. In certain circumstances, aggregate and/or fund-level amounts invested or voted by BFA and its affiliates for their proprietary accounts and for client accounts (including the Fund) may not exceed the relevant limits without the grant of a license or other regulatory or corporate consent. In other cases, exceeding such thresholds may cause BFA and its affiliates, the Fund or other client accounts to suffer disadvantages or business restrictions.
Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The Fund discloses its portfolio holdings daily at www.iShares.com. Fund fact sheets providing information regarding the Fund's top holdings are posted on www.iShares.com when available and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Fund. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, and litigation expenses and any extraordinary expenses (as determined by a majority of the Trustees who are not “interested persons” of the Trust). Operating expenses paid by BFA under the Investment Advisory Agreement exclude acquired fund fees and expenses, if any.
For the fiscal year ended February 29, 2024, BFA was paid a management fee from the Fund, as a percentage of the Fund’s average daily net assets, at the annual rate of 0.15%.
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BFA may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”). As of March 31, 2024, BFA and its affiliates provided investment advisory services for assets of approximately $10.5 trillion. BFA and its affiliates trade and invest for their own accounts in the actual securities and types of securities in which the Fund may also invest, which may affect the price of such securities.
A discussion regarding the basis for the approval by the Trust's Board of Trustees (the “Board”) of the Investment Advisory Agreement with BFA is available in the Fund's Semi-Annual Report for the period ended August 31.
Portfolio Managers. James Mauro and Karen Uyehara are primarily responsible for the day-to-day management of the Fund. The Portfolio Managers are responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their respective portfolio management teams to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of their respective portfolio management teams who have more limited responsibilities.
James Mauro has been employed by BFA or its affiliates as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since 2011.
Karen Uyehara has been employed by BFA or its affiliates as a senior portfolio manager since 2010. Prior to that, Ms. Uyehara was a portfolio manager at Western Asset Management Company (WAMCO). Ms. Uyehara has been a Portfolio Manager of the Fund since 2021.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. JPMorgan Chase Bank, N.A. is the administrator, custodian and transfer agent for the Fund.
Conflicts of Interest. The investment activities of BFA and its affiliates (including BlackRock and its subsidiaries (collectively, the “Affiliates”)), and their respective directors, officers or employees, in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and its Affiliates provide investment management services to other funds and discretionary managed accounts that may follow investment programs similar to that of the Fund. BFA and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more Affiliates act, or may act, as an investor, research provider, investment manager, commodity pool operator, commodity trading advisor, financier, underwriter,
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adviser, trader, lender, index provider, agent and/or principal, and have other direct and indirect interests in securities, currencies, commodities, derivatives and other instruments in which the Fund may directly or indirectly invest. The Fund may invest in securities of, or engage in other transactions with, companies with which an Affiliate has significant debt or equity investments or other interests. The Fund may also invest in issuances (such as structured notes) by entities for which an Affiliate provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. The Fund also may invest in securities of, or engage in other transactions with, companies for which an Affiliate provides or may in the future provide research coverage. An Affiliate may have business relationships with, and purchase or distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund. This may include transactions in securities issued by other open-end and closed-end investment companies (which may include investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”)). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate having positions in certain securities that are senior or junior to, or have interests different from or adverse to, the securities that are owned by the Fund.
Neither BlackRock nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. The results of the Fund's investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by BlackRock or an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
In addition, the Fund may, from time to time, enter into transactions in which BFA or an Affiliate or its or their directors, officers, employees or clients have an adverse interest. Furthermore, transactions undertaken by clients advised or managed by BFA or its Affiliates may adversely impact the Fund. Transactions by one or more clients or by BFA or its Affiliates or their directors, officers or employees may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to BFA or one or more Affiliates and/or their internal policies designed to comply with such restrictions.
Under a securities lending program approved by the Board, the Fund has retained BTC, an Affiliate of BFA, to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the
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securities lending agent will receive a fee from the Fund based on the returns earned on the Fund’s lending activities, including investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
Under an ETF Services Agreement, the Fund has retained BlackRock Investments, LLC (the “Distributor” or “BRIL”), an Affiliate of BFA, to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units of the Fund (“ETF Services”). BRIL will retain a portion of the standard transaction fee received from Authorized Participants on each creation or redemption order from the Authorized Participant for the ETF Services provided. BlackRock collaborated with, and received payment from, Citibank, N.A. (“Citibank”) on the design and development of the ETF Services platform. Citibank may have, or from time to time may develop, additional relationships with BlackRock or funds managed by BFA and its affiliates.
It is also possible that, from time to time, BlackRock and/or its advisory clients (including other funds and separately managed accounts) may, subject to compliance with applicable law, purchase and hold shares of the Fund. The price, availability, liquidity, and (in some cases) expense ratio of the Fund may be impacted by purchases and sales of the Fund by BlackRock and/or its advisory clients.
The activities of BFA and its Affiliates and their respective directors, officers or employees may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange or otherwise in the secondary market. The Fund's shares trade under the ticker symbol “TLT.”
Buying or selling Fund shares on an exchange or other secondary market involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you may incur a brokerage commission and other charges. The commission is frequently a fixed amount and may be a significant
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proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The Fund's spread may also be impacted by the liquidity or illiquidity of the underlying securities held by the Fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities.
The Fund does not impose restrictions on the frequency of purchases and redemptions of Fund shares directly with the Fund. The Board determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of Fund shares because the Fund generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. However, the Fund has taken certain measures (e.g., imposing transaction fees on purchases and redemptions of Creation Units and reserving the right to reject purchases of Creation Units under certain circumstances) to minimize the potential consequences of frequent cash purchases and redemptions by Authorized Participants, such as increased tracking error, disruption of portfolio management, dilution to the Fund, and/or increased transaction costs. Further, the vast majority of trading in Fund shares occurs on the secondary market, which does not involve the Fund directly, and such trading is unlikely to cause many of the harmful effects of frequent cash purchases or redemptions of Fund shares.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is Nasdaq.
Section 12(d)(1) of the 1940 Act generally restricts investments by investment companies, including foreign and unregistered investment companies, in the securities of other investment companies. For example, a registered investment company (the “Acquired Fund”), such as the Fund, may not knowingly sell or otherwise dispose of any security issued by the Acquired Fund to any investment company (the “Acquiring Fund”) or any company or companies controlled by the Acquiring Fund if, immediately after such sale or disposition: (i) more than 3% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and any company or companies controlled by the Acquiring Fund, or (ii) more than 10% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and other investment companies and companies controlled by them. However, registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) in reliance on Rule 12d1-4 under the 1940 Act, the registered
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investment company must, among other things, enter into an agreement with the Trust. Foreign investment companies are permitted to invest in the Fund only up to the limits set forth in Section 12(d)(1), subject to any applicable SEC no-action relief.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of, and holds legal title to, all outstanding shares of the Fund.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as the supply of and demand for ETF shares and underlying securities held by the Fund, economic conditions and other factors.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the close of regular trading hours of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund is determined pursuant to BFA’s valuation policies and procedures. BFA has been designated by the Board as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act.
The Fund values fixed-income portfolio securities using last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Fund's approved independent third-party pricing services, each in accordance with BFA's valuation policies and procedures. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller odd lot sizes. Odd lots often trade at lower prices than institutional round lots. An amortized cost method of valuation may be used with respect to debt
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obligations with sixty days or less remaining to maturity unless BFA determines in good faith that such method does not represent fair value.
Generally, trading in non-U.S. securities and money market instruments is substantially completed each day at various times prior to the close of regular trading hours of the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, BFA will fair value the Fund’s investments in accordance with its policies and procedures. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of trading or other reasons, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, when there is a significant event subsequent to the most recent market quotation, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available. A “significant event” is deemed to occur if BFA determines, in its reasonable business judgment prior to or at the time of pricing the Fund’s assets or liabilities, that the event is likely to cause a material change to the last exchange closing price or closing market price of one or more assets held by, or liabilities of, the Fund.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
Dividends and Distributions.
General Policies. Dividends from net investment income, if any, generally are declared and paid at least once a year by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment
19

Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Note on Tax Information. The following sections summarize some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Certain states and localities may exempt from tax distributions attributable to interest from U.S. federal government obligations. Consult your personal tax advisor about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, in which case your distributions generally will be taxable when withdrawn, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Long-term capital gains are eligible for taxation at a maximum rate of 15% or 20% for non-corporate shareholders, depending on whether their income exceeds certain threshold amounts. Distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married and filing jointly) and of estates and trusts. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost
20

basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
If you are neither a resident nor a citizen of the U.S. or if you are a non-U.S. entity (other than a pass-through entity to the extent owned by U.S. persons), the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.
Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information concerning their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership, unless certain exceptions apply.
If you are a resident or a citizen of the U.S., by law, backup withholding at a 24% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes When Shares Are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. Each “creator” or authorized participant (an “Authorized Participant”) has entered into an agreement with the Fund's Distributor, an affiliate of BFA. An Authorized Participant is a member or participant of
21

a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units.
A creation transaction, which is subject to acceptance by the Distributor and the Fund, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities, assets or other positions (a “creation basket”), and an amount of cash (including any cash representing the value of substituted securities, assets or other positions), if any, which together approximate the holdings of the Fund in exchange for a specified number of Creation Units. Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities, assets or other positions (a “redemption basket”) held by the Fund and an amount of cash (including any portion of such securities for which cash may be substituted). The Fund may, in certain circumstances, offer Creation Units partially or solely for cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. Creation and redemption baskets may differ and the Fund will accept “custom baskets.” More information regarding custom baskets is contained in the Fund's SAI.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
Only an Authorized Participant may create or redeem Creation Units with the Fund. Authorized Participants may create or redeem Creation Units for their own accounts or for customers, including, without limitation, affiliates of the Fund.
In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined in Rule 144A under the 1933 Act, will not be able to receive restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant that has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on
22

their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
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Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 50 Hudson Yards, New York, NY 10001.
BFA or its affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, data provision services, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments or other financial incentives it is eligible to receive. Therefore, such payments or other financial incentives offered or made to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its affiliates.
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Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)

	iShares 20+ Year Treasury Bond ETF
	Year Ended 02/29/24	Year Ended 02/28/23	Year Ended 02/28/22	Year Ended 02/28/21	Year Ended 02/29/20
Net asset value, beginning of year	$101.52	$139.87	$143.12	$155.13	$119.95
Net investment income(a)	3.54	2.98	2.25	2.24	3.09
Net realized and unrealized gain (loss)(b)	(7.61)	(38.60)	(3.26)	(11.95)	35.13
Net increase (decrease) from investment operations	(4.07)	(35.62)	(1.01)	(9.71)	38.22
Distributions from net investment income(c)	(3.38)	(2.73)	(2.24)	(2.30)	(3.04)
Net asset value, end of year	$94.07	$101.52	$139.87	$143.12	$155.13
Total Return(d)
Based on net asset value	(4.06)%	(25.64)%	(0.72)%	(6.43)%	32.29%
Ratios to Average Net Assets(e)
Total expenses	0.15%	0.15%	0.15%	0.15%	0.15%
Net investment income	3.68%	2.72%	1.56%	1.39%	2.27%
Supplemental Data
Net assets, end of year (000)	$49,763,192	$30,364,941	$16,113,367	$14,783,961	$21,237,057
Portfolio turnover rate(f)	23%	22%	43%	65%	25%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f) Portfolio turnover rate excludes in-kind transactions, if any.
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Index Provider
The Underlying Index is owned, maintained and administered by IDI. IDI is not affiliated with the Trust, BFA, the Distributor or any of their respective affiliates.
BFA or its affiliates have entered into a license agreement with the Index Provider to use the Underlying Index. BFA, or its affiliates, sublicenses rights in the Underlying Index to the Trust at no charge.
Disclaimers
ICE® is a trademark of IDI or its affiliates and has been licensed, along with the Underlying Index, for use by BlackRock, Inc. and its affiliates (“BlackRock”) in connection with the Fund. Neither BlackRock, Inc., the Trust nor the Fund, as applicable, is sponsored, endorsed, sold or promoted by IDI, its affiliates or its third party suppliers (“IDI and its Suppliers”). IDI and its Suppliers make no representations or warranties regarding the advisability of investing in securities generally, in the Fund particularly, the Trust or the ability of the Underlying Index to track general market performance. IDI’s only relationship to BlackRock is the licensing of certain trademarks and trade names and the Underlying Index or components thereof. The Underlying Index is determined, composed and calculated by IDI without regard to BlackRock or the Fund or its holders. IDI has no obligation to take the needs of BlackRock or the holders of the Fund into consideration in determining, composing or calculating the Underlying Index. IDI is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be priced, sold, purchased, or redeemed. Except for certain custom index calculation services, all information provided by IDI is general in nature and not tailored to the needs of BlackRock or any other person, entity or group of persons. IDI has no obligation or liability in connection with the administration, marketing, or trading of the Fund. IDI is not an investment adviser. Inclusion of a security within an index is not a recommendation by IDI to buy, sell, or hold such security, nor is it considered to be investment advice.
IDI AND ITS SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE UNDERLYING INDEX, INDEX DATA AND ANY INFORMATION INCLUDED IN, RELATED TO, OR DERIVED THEREFROM (“INDEX DATA”). IDI AND ITS SUPPLIERS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE UNDERLYING INDEX AND THE INDEX DATA, WHICH ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK.
The past performance of the Underlying Index is not a guide to future performance. BFA and its affiliates do not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA
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and its affiliates shall have no liability for any errors, omissions or interruptions therein. BFA and its affiliates make no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA or its affiliates have any liability for any special, punitive, direct, indirect, consequential or any other damages (including lost profits), even if notified of the possibility of such damages.
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Want to know more?
iShares.com  | 1-800-474-2737
Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at www.iShares.com. Copies of the Prospectus, SAI, shareholder reports and other information, as applicable and when available, can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is, or will be, available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual Report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 1 University Square Drive, Princeton, NJ 08540
Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
©2024 BlackRock, Inc. All rights reserved. iSHARES® and BLACKROCK®are registered trademarks of BFA and its affiliates. All other marks are the property of their respective owners.
Investment Company Act File No.: 811-09729
IS-P-TLT-0624

June 28, 2024

2024 Prospectus
iShares Trust
• iShares 25+ Year Treasury STRIPS Bond ETF | GOVZ | CBOE BZX

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

ICE® is a trademark of ICE Data Indices, LLC or its affiliates and has been licensed for use for certain purposes by BlackRock Fund Advisors or its affiliates. BofA® is a registered trademark of Bank of America Corporation licensed by Bank of America Corporation and its affiliates (“BofA”), and may not be used without BofA’s prior written approval. iShares® and BlackRock® are registered trademarks of BlackRock Fund Advisors and its affiliates.
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iSHARES® 25+ YEAR TREASURY STRIPS BOND ETF
Ticker: GOVZStock Exchange: Cboe BZX
Investment Objective
The iShares 25+ Year Treasury STRIPS Bond ETF (the “Fund”) seeks to track the investment results of an index composed of the principal payments of U.S. Treasury bonds (specifically principal “STRIPS”, also known as “Separate Trading of Registered Interest and Principal of Securities”) with remaining maturities of at least 25 years.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except: (i) the management fees, (ii) interest expenses, (iii) taxes, (iv) expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, (v) distribution fees or expenses, and (vi) litigation expenses and any extraordinary expenses. BFA, the investment adviser to the Fund, has contractually agreed to waive a portion of its management fee so that the Fund’s total annual fund operating expenses after the fee waiver will not exceed 0.10% through February 28, 2029. The contractual waiver may be terminated prior to February 28, 2029 only upon written agreement of the Trust and BFA.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)[1,2]
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[3]	Total Annual Fund Operating Expenses	Fee Waiver and/or Expense Reimbursement	Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement
0.15%	None	0.00%	0.15%	(0.05)%	0.10%

1
Operating expenses paid by BFA under the Investment Advisory Agreement exclude acquired fund fees and expenses, if any.
2
The expense information in the table has been restated to reflect current fees.
3
The amount rounded to 0.00%.
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Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$10	$32	$59	$166
Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 22% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to track the investment results of the ICE® BofA® Long US Treasury Principal STRIPS Index (the “Underlying Index”), which measures the performance of long maturity Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) representing the final principal payment of U.S. Treasury bonds. Qualifying principal STRIPS must have at least 25 years remaining term to final maturity and must be stripped from U.S. Treasury bonds having at least $1 billion in outstanding face value. As of February 29, 2024, there were 20 issues in the Underlying Index.
Underlying Index constituents are weighted based on the market price of each constituent multiplied by an assumed face value of $1 billion per constituent. The Underlying Index is rebalanced quarterly.
BFA uses an indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of an applicable underlying index. The securities selected are expected to have, in the aggregate, investment characteristics
S-2

(based on factors such as market value and industry weightings), fundamental characteristics (such as return variability, duration (i.e., a security's price sensitivity to a change in interest rates), maturity or credit ratings and yield) and liquidity measures similar to those of an applicable underlying index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund will invest at least 80% of its assets in the component securities of the Underlying Index, and the Fund will invest at least 90% of its assets in U.S. Treasury securities that BFA believes will help the Fund track the Underlying Index. The Fund will invest no more than 10% of its assets in futures, options and swaps contracts that BFA believes will help the Fund track the Underlying Index. Cash and cash equivalent investments associated with a derivative position will be treated as part of that position for the purposes of calculating the percentage of investments included in the Underlying Index. The Fund seeks to track the investment results of the Underlying Index before fees and expenses of the Fund.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of any collateral received).
The Underlying Index is sponsored by ICE Data Indices, LLC (the “Index Provider” or “IDI”), which is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective. Certain key risks are prioritized below (with others following in alphabetical order), but the relative significance of any risk is difficult to predict and may change over time. You should review each risk factor carefully.
Risk of Investing in U.S. Treasury STRIPS. U.S. Treasury STRIPS are created when the interest and principal components of a U.S. Treasury note or bond are separated and sold as separate securities. STRIPS are also called “zero-coupon” securities because they do not make periodic interest payments and therefore have longer durations than U.S. Treasury securities of similar maturities that distribute interest on a current basis. As a result, the market value of U.S. Treasury STRIPS generally fluctuates more in response to interest rate movements than the value of traditional notes or bonds. U.S. Treasury STRIPS generally lose value when interest rates rise.
U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the
S-3

Fund's U.S. Treasury obligations to decline.
Interest Rate Risk. Interest rate risk refers to fluctuations in the value of a fixed-income security due to changes in the general level of interest rates. An increase in interest rates generally will cause the value of fixed-income securities to decline. Securities with longer maturities generally are more sensitive to interest rate changes and subject to greater fluctuations in value. Changes in interest rates may have unpredictable effects on fixed-income markets and result in heightened market volatility and lower liquidity for certain instruments, all of which may adversely affect the Fund’s performance. Interest rate changes can be sudden and unpredictable and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for fixed-income securities.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, pandemics or other public health issues, recessions, the prospect or occurrence of a sovereign default or other financial crisis, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.
Index-Related Risk. The Index Provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor BFA can offer assurances that the Index Provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the Index Provider may not identify or correct them promptly or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider and could cause the Index Provider to postpone a scheduled rebalance. This could cause the Underlying Index to vary from its normal or expected composition.
Asset Class Risk. The securities and other assets in the Underlying Index or in the Fund’s portfolio may underperform in comparison to financial markets generally, a particular financial market, another index, or other asset classes.
Authorized Participant Concentration Risk. An “Authorized Participant” is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows the Authorized Participant to place orders for the purchase and redemption of creation units (“Creation Units”). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. There are a limited number of institutions that may act as Authorized Participants for the Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in
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creation or redemption transactions. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for the Fund and no other Authorized Participant places orders, Fund shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities or other assets of one or more issuers, countries or other geographic units, markets, industries, project types, or asset classes.
Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund, its adviser, distributor, Index Provider, other service providers, counterparties, or issuers of assets in which the Fund invests may cause disruptions that negatively impact the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. The Fund cannot control the cybersecurity plans and systems of its service providers, counterparties, and other third parties whose activities affect the Fund.
Income Risk. The Fund's income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds.
Issuer Risk. The performance of the Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value of securities or other assets may decline, or perform differently from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.
Management Risk. The Fund is not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets. As the Fund will not fully replicate the Underlying Index and may hold securities or other assets not included in the Underlying Index, it is subject to the risk that the investment strategy of BFA may not produce the intended results. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares (including through a trading halt), losses from trading in secondary markets, periods of high volatility, and disruptions in the process of creating and redeeming Fund shares. Any of these factors, among others, may lead to the Fund’s shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to NAV, you may pay
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significantly more or receive significantly less than the underlying value of the Fund shares.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Risk of Investing in the U.S. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX EXCHANGE-TRADED FUNDS (“ETFs”).
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Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns for 1 year and since inception compare with the Underlying Index. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Calendar Year-by-Year Returns1

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The Fund’s year-to-date return as of March 31, 2024 was -6.67%.
The best calendar quarter return during the periods shown above was 18.81% in the 4th quarter of 2023; the worst was -20.13% in the 3rd quarter of 2023.
Updated performance information, including the Fund’s current NAV, may be obtained by visiting our website at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).
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Average Annual Total Returns
(for the periods ended December 31, 2023)
	One Year	Since Fund Inception
(Inception Date: 9/22/2020)
Return Before Taxes	0.98%	-17.41%
Return After Taxes on Distributions[1]	-0.60%	-18.34%
Return After Taxes on Distributions and Sale of Fund Shares[1]	0.56%	-12.79%
ICE BofA Long US Treasury Principal STRIPS Index[2] (Index returns do not reflect deductions for fees, expenses, or taxes)	-0.37%	-17.67%

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After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.
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Index returns through February 28, 2021 reflect the standard pricing variant of the ICE BofA Long US Treasury Principal STRIPS Index, which utilized pricing as of 3pm. Index returns from March 1, 2021 through November 30, 2023 reflect the performance of the 4pm pricing variant of the ICE BofA Long US Treasury Principal STRIPS Index. Index returns beginning on December 1, 2023 reflect the performance of the standard pricing variant of the ICE BofA Long US Treasury Principal STRIPS Index, which now utilizes pricing as of 4pm, and resulted in a discontinuation of the 4pm pricing variant.
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Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro and Karen Uyehara (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Ms. Uyehara have been Portfolio Managers of the Fund since 2020 and 2021, respectively.
Purchase and Sale of Fund Shares
The Fund is an ETF. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA, in which case, your distributions generally will be taxed when withdrawn. Certain states and localities may exempt from tax distributions attributable to interest from U.S. federal government obligations. Please consult your personal tax advisor.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on Cboe BZX Exchange, Inc. (“Cboe BZX”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.
ETFs are funds that trade like other publicly traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents an ownership interest in an underlying portfolio of securities and other instruments intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants and only in aggregations of a specified number of shares (“Creation Units”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
An index is a financial calculation, based on a grouping of financial instruments, and is not an investment product, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary for a number of reasons, including but not limited to, transaction costs, asset valuations, timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from the Fund's use of representative sampling or from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index. From time to time, the Index Provider may make changes to the methodology or other adjustments to the Underlying Index. Unless otherwise determined by BFA, any such change or adjustment will be reflected in the calculation of the Underlying Index performance on a going-forward basis after the effective date of such change or adjustment. Therefore, the Underlying Index performance shown for periods prior to the effective date of any such change or adjustment will generally not be recalculated or restated to reflect such change or adjustment.
Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
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An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
The Fund's investment objective and the Underlying Index may be changed without shareholder approval.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments. The order of the below risk factors does not indicate the significance of any particular risk factor. The Fund discloses its portfolio holdings daily at www.iShares.com.
Asset Class Risk. The securities and other assets in the Fund’s portfolio or its Underlying Index may underperform in comparison to other indexes that track, or assets that represent, other countries or geographic units, industries, markets, market segments, or asset classes. Various types of securities, other assets and indexes may experience cycles of outperformance and underperformance in comparison to financial markets generally. This divergence may be due to a number of factors including, among other things, inflation, interest rates, productivity, global demand for local products or resources, and regulation and governmental controls. This may cause the Fund to underperform other investment vehicles that invest in different asset classes.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. There are a limited number of institutions that may act as Authorized Participants for the Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in creation or redemption transactions. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for the Fund and no other Authorized Participant places orders, Fund shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for a Fund that invests in securities issued by non-U.S. issuers or instruments with lower trading volume. Such assets often entail greater settlement and operational complexity and higher capital costs for Authorized Participants, which may limit the number of Authorized Participants that engage with the Fund.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities or other assets of one or more issuers, countries or other geographic units, markets, industries, project types, or asset classes. A Fund with investment concentration may be more adversely affected by the underperformance of those assets, may experience greater price volatility and may be more susceptible to adverse economic, market, political or regulatory impacts on those assets compared to a fund that does not concentrate its investments.
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Cybersecurity Risk. The Fund and entities that interact with the Fund are susceptible to operational, information security and related cybersecurity risks, both directly and through their service providers. These entities include, but are not limited to, the Fund’s adviser, distributor, other service providers (e.g., index and benchmark providers, accountants, custodians, transfer agents and administrators), counterparties, market makers, Authorized Participants, listing exchanges, other financial market operators, and governmental authorities. Cybersecurity risks are also present for issuers of securities or other assets in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such issuers to lose value. Cyber incidents can result from deliberate attacks or unintentional events. They include, but are not limited to, gaining unauthorized access to systems, misappropriating assets or sensitive information, corrupting or destroying data, and causing operational disruption. Geopolitical tensions may increase the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing.
Cybersecurity incidents may cause disruptions and impact business operations and may result in any of the following: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and other legal and compliance expenses. In addition, cyber incidents may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the Fund’s functioning inaccessible, inaccurate or incomplete. The Fund may incur substantial costs in order to resolve or prevent cyber incidents.
The Fund has established business continuity plans in the event of, and risk management systems to prevent, cyber incidents. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, that prevention and remediation efforts will not be successful or that cyber incidents will go undetected. Furthermore, the Fund cannot control the cybersecurity plans and systems of its service providers, counterparties, and other third parties whose activities affect the Fund. The Fund and its shareholders could be negatively impacted as a result.
Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature or are near maturity, or bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds. The Index Provider’s substitution of bonds in the Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index’s stated maturity guidelines.
Index-Related Risk. The Fund seeks to achieve a return that corresponds generally to the price and yield performance, before fees and expenses, of its Underlying Index as published by the Index Provider. There is no assurance that the Index Provider or its agents will construct or calculate the Underlying Index accurately. While the Index
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Provider describes what the Underlying Index is designed to achieve, neither the Index Provider nor its agents provide any warranty or accept any liability regarding the quality, accuracy or completeness of the Underlying Index or its related data, and they do not guarantee that the Underlying Index will be in line with the Index Provider’s methodology. BFA also does not provide any warranty or guarantee against the Index Provider’s or any agent’s errors.
The Index Provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor BFA can offer assurances that the Index Provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the Index Provider may not identify or correct them promptly or at all, particularly for indexes that are less commonly used as benchmarks. In addition, there may be heightened risks associated with the adequacy and reliability of information about emerging markets constituents, as such markets may have less information available or less regulatory oversight. Errors related to the Underlying Index may negatively or positively impact the Fund and its shareholders. For example, if the Underlying Index contains incorrect constituents, the Fund will have exposure to such constituents and will be underexposed to the Underlying Index’s other constituents. Shareholders should understand that any gains from the Index Provider’s errors will be kept by the Fund and its shareholders and any losses or costs from such errors will be borne by the Fund and its shareholders.
Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider and could cause the Index Provider to postpone a scheduled rebalance to the Underlying Index. This could cause the Underlying Index to vary from its normal or expected composition. If a scheduled rebalance is postponed, index constituents that would otherwise be removed at the rebalance (due to, for example, changes in market capitalization or issuer credit ratings) may remain, causing the performance and constituents of the Underlying Index to vary from those expected under normal conditions. In addition, to the extent circumstances evolve between periodic index reviews and reconstitutions, the Underlying Index may include constituents that do not align with its objective or selection criteria, and the Fund tracking the Underlying Index may be similarly affected.
In addition to scheduled rebalances, the Index Provider or its agents may carry out ad hoc index rebalances due to reaching certain weighting constraints, unusual market conditions, corporate events, or corrections of errors. The Fund will in turn rebalance its portfolio to attempt to increase the correlation between the portfolio and the Underlying Index. The Fund and its shareholders will directly bear any transaction costs and market exposure from such portfolio rebalancing. Therefore, index-related errors and ad hoc rebalances may increase the Fund’s costs and tracking error.
Interest Rate Risk. Changes in interest rates may have unpredictable effects on fixed-income markets and result in heightened market volatility and lower liquidity for certain instruments, all of which may adversely affect the Fund’s performance. Interest
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rate changes can be sudden and unpredictable and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for fixed-income securities.
When interest rates rise, the value of fixed-income securities or other instruments sensitive to interest rates typically decreases. A measure that investors commonly use to determine this price sensitivity is called duration. Fixed-income securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. For example, if a bond has a duration of five years and interest rates rise, the price of the bond will likely decline by a greater percentage than for a bond with a one-year duration. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer duration, rising interest rates may cause the value of the Fund’s investments to decline significantly, which would adversely affect the value of the Fund. Changes in prevailing interest rates, particularly sudden and significant changes, may lead to fluctuations in the value of floating rate debt securities, as the rates for those securities typically reset only periodically. In addition, decreases in market-making capacity for fixed-income dealers may lead to lower trading volume, heightened volatility, wider bid-ask spreads and less transparent pricing in certain fixed-income markets.
During periods of very low or negative interest rates, a Fund may be unable to maintain positive returns or pay dividends to shareholders. Under certain market conditions when interest rates are set at low levels and the market prices of portfolio securities have increased, a Fund may have a very low or even negative yield, which would cause the Fund to lose money in certain conditions and time periods.
Issuer Risk. The performance of a Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value of securities or other assets may decline, or perform differently from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.
Management Risk. The Fund is not actively managed and invests in securities or other assets included in, or representative of, its Underlying Index, regardless of their investment merits. The Fund may be affected by a general decline in market segments related to its Underlying Index, and BFA generally does not attempt to invest the Fund’s assets in defensive positions under any market conditions, including declining markets. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track its Underlying Index. Because BFA uses a representative sampling indexing strategy, the Fund will not fully replicate its Underlying Index and may hold securities or other assets not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment strategy, whose implementation is subject to a number of constraints, may not produce the intended results. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of its Underlying Index or that the Fund will achieve its investment objective.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a financial instrument or other asset may decline due to changes in general
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market conditions, economic trends or events that are not specifically related to the particular instrument or asset, or factors that affect one or more issuers, counterparties, exchanges, countries or other geographic units, markets, industries, or asset classes. Local, regional or global events such as war, acts of terrorism, pandemics or other public health issues, recessions, the prospect or occurrence of a sovereign default or other financial crisis, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV. Changes in market and economic conditions generally do not have the same impact on all types of instruments and assets.
Market Trading Risk. The Fund faces numerous market trading risks, any of which may lead to its shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to the NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund shares.
Absence of an Active Primary Market. Although Fund shares are listed for trading on one or more stock exchanges, there can be no assurance that an active primary trading market for Fund shares will develop or be maintained by market makers or Authorized Participants.
Secondary Listing Risks. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. Fund shares also may be available to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for exchange listing or market trading. The Fund’s shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information that is available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to create or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts to NAV than might be experienced at times when the Fund accepts creation and redemption orders. Securities held by the Fund may be traded in markets that close at a different time than an exchange on which Fund shares are traded. Liquidity in those securities may be reduced after the applicable closing time. As a result, during the time when the exchange is open but after the applicable market closing, fixing or settlement time, there may be wider bid/ask spreads on the exchange and a greater premium or discount to NAV.
In stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, and an investor may be unable to sell their Fund shares.
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Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or for other reasons. In times of extraordinary market volatility, Fund shares may be subject to trading halts pursuant to “circuit breaker” rules of a stock exchange or market. If there is a trading halt or unanticipated closure of an exchange or market, an investor may be unable to purchase or sell Fund shares. In addition, if trading in certain securities or financial instruments is restricted, this may disrupt the Fund’s creation/redemption process, affect the price at which Fund shares trade in the secondary market, and result in the Fund being unable to trade certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio or accurately price its portfolio holdings and may incur substantial trading losses.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short. In addition, trading activity in derivative products based on the Fund may lead to increased trading volume and volatility in the secondary market for the shares of the Fund.
Fund Shares May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s portfolio holdings. The trading price of the Fund’s shares fluctuates throughout trading hours based on both market supply of and demand for Fund shares and the underlying value of the Fund’s portfolio holdings or NAV. As a result, the trading prices of the Fund’s shares may deviate significantly from NAV during times of market volatility, significant redemption requests, or other unusual market conditions
However, because Fund shares can be created and redeemed in Creation Units at NAV, BFA believes that large discounts or premiums to the Fund’s NAV are not likely to be sustained over the long term (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs). While the creation/redemption feature is designed to make it more likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or other market participants, and during periods of significant market volatility, may result in trading prices for shares of the Fund that differ significantly from its NAV. Authorized Participants may be less willing to create or redeem the Fund’s shares if there is a lack of an active market for such shares or the Fund’s underlying investments, which may contribute to the Fund’s shares trading at a premium or discount to NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling Fund shares through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “spread,” which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The spread
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varies over time for Fund shares based on trading volume and market liquidity. It is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. Increased market volatility also may cause wider spreads. In addition, there may be regulatory and other charges that are incurred as a result of trading activity. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results, and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Risk of Investing in U.S. Treasury STRIPS. U.S. Treasury STRIPS are created when the interest and principal components of a U.S. Treasury note or bond are separated and sold as separate securities. STRIPS are also called “zero-coupon” securities because they do not make periodic interest payments and therefore have longer durations than U.S. Treasury securities of similar maturities that distribute interest on a current basis. Instead, they are typically sold at a discount from their face value and can be redeemed at face value when they mature. U.S. Treasury STRIPS only make a payment upon maturity. As a result, the market value of U.S. Treasury STRIPS is generally more volatile than the value of other fixed-income securities with similar maturities that make periodic interest payments. U.S. Treasury STRIPS generally respond to changes in interest rates to a greater degree than other fixed-income securities with similar maturities and credit quality. U.S. Treasury STRIPS generally lose value when interest rates rise. The Fund is generally required to distribute investment income as cash dividends to Fund shareholders, but because U.S. Treasury STRIPS do not pay interest and are typically purchased at an “original issue discount,” the Fund does not receive cash interest payments on the STRIPS in which it invests. As a result, the Fund may need to liquidate assets, at potentially inopportune times, to satisfy such income dividend distribution requirements. The timely payment of principal on these securities remains guaranteed by the full faith and credit of the U.S. government.
Risk of Investing in the U.S. Investing in U.S. issuers involves legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. A decrease in imports or exports, changes in trade regulations, inflation, an economic recession, financial system stress, or political turmoil, among other risks, may have an adverse effect on the U.S. economy and the securities listed on U.S. exchanges. The U.S. is also subject to the risk of natural disasters, such as droughts, earthquakes, fires and floods. U.S. security risks include acts of terrorism, internal unrest and a deterioration in relations between the U.S. and certain countries. Any of these may adversely affect the U.S. economy, financial markets or issuers.
Governmental agencies project that the U.S. will maintain elevated public debt levels for the foreseeable future. Although elevated debt levels do not necessarily indicate or
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cause economic problems, the costs of servicing such debt may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. BlackRock Institutional Trust Company, N.A. (“BTC”), which is the securities lending agent for the iShares/BlackRock ETFs, will take into account the tax impact to Fund shareholders of substitute payments for dividends when managing the securities lending program.
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX ETFs.
U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline. U.S. Treasury securities are rated AA+ by S&P Global Ratings. A downgrade of the rating of U.S. Treasury securities may cause the value of the Fund's U.S. Treasury obligations to decline. Because U.S. government debt obligations are often used as a benchmark for other borrowing arrangements, a downgrade could also result in higher interest rates for a range of borrowers, cause disruptions in the international bond markets and have a substantial adverse effect on the U.S. and global economy.
A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and lead the government to issue additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that the U.S. government will not be able to make principal or interest payments when they are due. If market participants determine that U.S. sovereign debt levels have become
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unsustainable, the value of the U.S. dollar could decline, thus increasing inflationary pressures, particularly with respect to services outsourced to non-U.S. providers and imported goods and constrain or prevent the U.S. government from implementing effective countercyclical fiscal policy in economic downturns. Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period that shareholders own shares of the Fund. Notwithstanding that U.S. Treasury obligations are backed by the full faith and credit of the United States, circumstances could arise that could prevent the timely payment of interest or principal, such as reaching the legislative “debt ceiling.” Such non-payment would result in losses to the Fund and substantial negative consequences for the U.S. economy and the global financial system.
A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies. The order of the below risk factors does not indicate the significance of any particular risk factor.
Close-Out Risk for Qualified Financial Contracts. Regulations adopted by global prudential regulators require counterparties that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent a Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and also prohibit a Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit risk and other risks to a Fund.
Illiquid Investments Risk. The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and any security or instrument held by the Fund may be deemed an illiquid investment pursuant to the Fund’s liquidity risk management program. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. An investment may be illiquid due to, among other things, the reduced number and capacity of traditional market participants to make a market in securities or instruments or the lack of an active market for such securities or instruments. To the extent that the Fund invests in securities or instruments with substantial market and/or credit risk, the Fund will tend to have increased exposure to
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the risks associated with illiquid investments. Illiquid investments may be harder to value, especially in changing markets. Although the Fund primarily seeks to redeem shares of the Fund on an in-kind basis, if the Fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the Fund may be greater than normal. Other market participants may be attempting to liquidate holdings at the same time as the Fund, causing increased supply of the Fund’s underlying investments in the market and contributing to illiquid investments risk and downward pricing pressure. In addition, if the Fund is limited in its ability to sell illiquid investments during periods when shareholders are redeeming their shares, the Fund will need to sell liquid securities to meet redemption requests and illiquid securities will become a larger portion of the Fund’s holdings. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund's NAV.
Large Shareholder and Large-Scale Redemption Risk. Certain shareholders of the Fund, including an Authorized Participant, a third-party investor, the Fund’s adviser, an affiliate of the Fund’s adviser, a market maker, or another entity, may from time to time own or manage a substantial amount of Fund shares or may hold their investment in the Fund for a limited period of time. These shareholders may also pledge or loan Fund shares (to secure financing or otherwise), which may result in the shares becoming concentrated in another party. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment or that the size of the Fund would be maintained. Redemptions of a large number of Fund shares may adversely affect the Fund’s liquidity and net assets. To the extent the Fund permits redemptions in cash, these redemptions may force the Fund to sell portfolio securities or other assets when it might not otherwise do so, which may negatively impact the Fund’s NAV, have a material effect on the market price of Fund shares, increase the Fund’s brokerage costs, accelerate the realization of taxable income and/or capital gains, and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such tax year. The Fund also may be required to sell its more liquid investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price.
To the extent these large shareholders transact in Fund shares on the secondary market, such transactions may account for a large percentage of the trading volume for Fund shares and may, therefore, have a material upward or downward effect on the market price of the shares. In addition, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, diluting its investment returns.
Threshold/Underinvestment Risk. If certain aggregate and/or fund-level ownership thresholds are reached through transactions undertaken by BFA, its affiliates or the
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Fund, or as a result of third-party transactions or actions by an issuer or regulator, the ability of BFA and its affiliates on behalf of clients (including the Fund) to purchase or dispose of investments, exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. The capacity of the Fund to invest in certain securities or other assets may be affected by the relevant threshold limits, and such limitations may have adverse effects on the liquidity and performance of the Fund’s portfolio holdings. To the extent a Fund tracks an index, such limits may increase the risk of the Fund being underinvested in an asset relative to its Underlying Index and increase the risk of tracking error.
For example, ownership limits may apply to securities whose issuers operate in certain regulated industries or in certain international markets. Such limits also may apply where the investing entity (such as the Fund) is subject to corporate or regulatory ownership restrictions or invests in certain futures or other derivative transactions. In certain circumstances, aggregate and/or fund-level amounts invested or voted by BFA and its affiliates for their proprietary accounts and for client accounts (including the Fund) may not exceed the relevant limits without the grant of a license or other regulatory or corporate consent. In other cases, exceeding such thresholds may cause BFA and its affiliates, the Fund or other client accounts to suffer disadvantages or business restrictions.
Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The Fund discloses its portfolio holdings daily at www.iShares.com. Fund fact sheets providing information regarding the Fund's top holdings are posted on www.iShares.com when available and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Fund. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, and litigation expenses and any extraordinary expenses (as determined by a majority of the Trustees who are not “interested persons” of the Trust). Operating expenses paid
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by BFA under the Investment Advisory Agreement exclude acquired fund fees and expenses, if any.
For the fiscal year ended February 29, 2024, BFA was paid a management fee from the Fund, as a percentage of the Fund’s average daily net assets, net of any applicable waivers, at the annual rate of 0.08%.
BFA has contractually agreed to waive a portion of its management fee so that the Fund’s total annual fund operating expenses after the fee waiver will not exceed 0.10% through February 28, 2029. The contractual waiver may be terminated prior to February 28, 2029 only upon written agreement of the Trust and BFA. In addition, BFA may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”). As of March 31, 2024, BFA and its affiliates provided investment advisory services for assets of approximately $10.5 trillion. BFA and its affiliates trade and invest for their own accounts in the actual securities and types of securities in which the Fund may also invest, which may affect the price of such securities.
A discussion regarding the basis for the approval by the Trust's Board of Trustees (the “Board”) of the Investment Advisory Agreement with BFA is available in the Fund's Semi-Annual Report for the period ended August 31.
Portfolio Managers. James Mauro and Karen Uyehara are primarily responsible for the day-to-day management of the Fund. The Portfolio Managers are responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their respective portfolio management teams to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of their respective portfolio management teams who have more limited responsibilities.
James Mauro has been employed by BFA or its affiliates as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since 2020.
Karen Uyehara has been employed by BFA or its affiliates as a senior portfolio manager since 2010. Prior to that, Ms. Uyehara was a portfolio manager at Western Asset Management Company (WAMCO). Ms. Uyehara has been a Portfolio Manager of the Fund since 2021.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. JPMorgan Chase Bank, N.A. is the administrator, custodian and transfer agent for the Fund.
Conflicts of Interest. The investment activities of BFA and its affiliates (including BlackRock and its subsidiaries (collectively, the “Affiliates”)), and their respective
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directors, officers or employees, in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and its Affiliates provide investment management services to other funds and discretionary managed accounts that may follow investment programs similar to that of the Fund. BFA and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more Affiliates act, or may act, as an investor, research provider, investment manager, commodity pool operator, commodity trading advisor, financier, underwriter, adviser, trader, lender, index provider, agent and/or principal, and have other direct and indirect interests in securities, currencies, commodities, derivatives and other instruments in which the Fund may directly or indirectly invest. The Fund may invest in securities of, or engage in other transactions with, companies with which an Affiliate has significant debt or equity investments or other interests. The Fund may also invest in issuances (such as structured notes) by entities for which an Affiliate provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. The Fund also may invest in securities of, or engage in other transactions with, companies for which an Affiliate provides or may in the future provide research coverage. An Affiliate may have business relationships with, and purchase or distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund. This may include transactions in securities issued by other open-end and closed-end investment companies (which may include investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”)). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate having positions in certain securities that are senior or junior to, or have interests different from or adverse to, the securities that are owned by the Fund.
Neither BlackRock nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. The results of the Fund's investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by BlackRock or an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
In addition, the Fund may, from time to time, enter into transactions in which BFA or an Affiliate or its or their directors, officers, employees or clients have an adverse interest. Furthermore, transactions undertaken by clients advised or managed by BFA or its Affiliates may adversely impact the Fund. Transactions by one or more clients or by
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BFA or its Affiliates or their directors, officers or employees may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to BFA or one or more Affiliates and/or their internal policies designed to comply with such restrictions.
Under a securities lending program approved by the Board, the Fund has retained BTC, an Affiliate of BFA, to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the securities lending agent will receive a fee from the Fund based on the returns earned on the Fund’s lending activities, including investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
Under an ETF Services Agreement, the Fund has retained BlackRock Investments, LLC (the “Distributor” or “BRIL”), an Affiliate of BFA, to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units of the Fund (“ETF Services”). BRIL will retain a portion of the standard transaction fee received from Authorized Participants on each creation or redemption order from the Authorized Participant for the ETF Services provided. BlackRock collaborated with, and received payment from, Citibank, N.A. (“Citibank”) on the design and development of the ETF Services platform. Citibank may have, or from time to time may develop, additional relationships with BlackRock or funds managed by BFA and its affiliates.
It is also possible that, from time to time, BlackRock and/or its advisory clients (including other funds and separately managed accounts) may, subject to compliance with applicable law, purchase and hold shares of the Fund. The price, availability, liquidity, and (in some cases) expense ratio of the Fund may be impacted by purchases and sales of the Fund by BlackRock and/or its advisory clients.
The activities of BFA and its Affiliates and their respective directors, officers or employees may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
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Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange or otherwise in the secondary market. The Fund's shares trade under the ticker symbol “GOVZ.”
Buying or selling Fund shares on an exchange or other secondary market involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you may incur a brokerage commission and other charges. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The Fund's spread may also be impacted by the liquidity or illiquidity of the underlying securities held by the Fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities.
The Fund does not impose restrictions on the frequency of purchases and redemptions of Fund shares directly with the Fund. The Board determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of Fund shares because the Fund generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. However, the Fund has taken certain measures (e.g., imposing transaction fees on purchases and redemptions of Creation Units and reserving the right to reject purchases of Creation Units under certain circumstances) to minimize the potential consequences of frequent cash purchases and redemptions by Authorized Participants, such as increased tracking error, disruption of portfolio management, dilution to the Fund, and/or increased transaction costs. Further, the vast majority of trading in Fund shares occurs on the secondary market, which does not involve the Fund directly, and such trading is unlikely to cause many of the harmful effects of frequent cash purchases or redemptions of Fund shares.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is Cboe BZX.
Section 12(d)(1) of the 1940 Act generally restricts investments by investment companies, including foreign and unregistered investment companies, in the securities of other investment companies. For example, a registered investment company (the “Acquired Fund”), such as the Fund, may not knowingly sell or otherwise dispose of any security issued by the Acquired Fund to any investment company (the “Acquiring Fund”) or any company or companies controlled by the Acquiring Fund if, immediately
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after such sale or disposition: (i) more than 3% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and any company or companies controlled by the Acquiring Fund, or (ii) more than 10% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and other investment companies and companies controlled by them. However, registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) in reliance on Rule 12d1-4 under the 1940 Act, the registered investment company must, among other things, enter into an agreement with the Trust. Foreign investment companies are permitted to invest in the Fund only up to the limits set forth in Section 12(d)(1), subject to any applicable SEC no-action relief.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of, and holds legal title to, all outstanding shares of the Fund.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as the supply of and demand for ETF shares and underlying securities held by the Fund, economic conditions and other factors.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the close of regular trading hours of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund is determined pursuant to BFA’s valuation policies and procedures. BFA has been designated by the Board as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act.
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The Fund values fixed-income portfolio securities using last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Fund's approved independent third-party pricing services, each in accordance with BFA's valuation policies and procedures. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller odd lot sizes. Odd lots often trade at lower prices than institutional round lots. An amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless BFA determines in good faith that such method does not represent fair value.
Generally, trading in non-U.S. securities and money market instruments is substantially completed each day at various times prior to the close of regular trading hours of the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, BFA will fair value the Fund’s investments in accordance with its policies and procedures. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of trading or other reasons, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, when there is a significant event subsequent to the most recent market quotation, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available. A “significant event” is deemed to occur if BFA determines, in its reasonable business judgment prior to or at the time of pricing the Fund’s assets or liabilities, that the event is likely to cause a material change to the last exchange closing price or closing market price of one or more assets held by, or liabilities of, the Fund.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
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Dividends and Distributions.
General Policies. Dividends from net investment income, if any, generally are declared and paid at least once a year by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Note on Tax Information. The following sections summarize some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Certain states and localities may exempt from tax distributions attributable to interest from U.S. federal government obligations. Consult your personal tax advisor about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, in which case your distributions generally will be taxable when withdrawn, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Long-term capital gains are eligible for taxation at a maximum rate of 15% or 20% for non-corporate shareholders, depending on whether their income
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exceeds certain threshold amounts. Distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married and filing jointly) and of estates and trusts. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
If you are neither a resident nor a citizen of the U.S. or if you are a non-U.S. entity (other than a pass-through entity to the extent owned by U.S. persons), the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.
Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information concerning their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership, unless certain exceptions apply.
If you are a resident or a citizen of the U.S., by law, backup withholding at a 24% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
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Taxes When Shares Are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. Each “creator” or authorized participant (an “Authorized Participant”) has entered into an agreement with the Fund's Distributor, an affiliate of BFA. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units.
A creation transaction, which is subject to acceptance by the Distributor and the Fund, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities, assets or other positions (a “creation basket”), and an amount of cash (including any cash representing the value of substituted securities, assets or other positions), if any, which together approximate the holdings of the Fund in exchange for a specified number of Creation Units. Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities, assets or other positions (a “redemption basket”) held by the Fund and an amount of cash (including any portion of such securities for which cash may be substituted). The Fund may, in certain circumstances, offer Creation Units partially or solely for cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. Creation and redemption baskets may differ and the Fund will accept “custom baskets.” More information regarding custom baskets is contained in the Fund's SAI.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
Only an Authorized Participant may create or redeem Creation Units with the Fund. Authorized Participants may create or redeem Creation Units for their own accounts or for customers, including, without limitation, affiliates of the Fund.
In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests
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will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined in Rule 144A under the 1933 Act, will not be able to receive restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant that has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
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Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 50 Hudson Yards, New York, NY 10001.
BFA or its affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, data provision services, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments or other financial incentives it is eligible to receive. Therefore, such payments or other financial incentives offered or made to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its affiliates.
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Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)

	iShares 25+ Year Treasury STRIPS Bond ETF
	Year Ended 02/29/24	Year Ended 02/28/23	Year Ended 02/28/22	Period From 09/22/20(a) to 02/28/21
Net asset value, beginning of period	$13.08	$20.52	$20.61	$25.06
Net investment income(b)	0.47	0.47	0.45	0.17
Net realized and unrealized loss(c)	(1.79)	(7.44)	(0.14)	(4.50)
Net increase (decrease) from investment operations	(1.32)	(6.97)	0.31	(4.33)
Distributions from net investment income(d)	(0.47)	(0.47)	(0.40)	(0.12)
Net asset value, end of period	$11.29	$13.08	$20.52	$20.61
Total Return(e)
Based on net asset value	(10.27)%	(34.23)%	1.44%	(17.33)%(f)
Ratios to Average Net Assets(g)
Total expenses	0.15%	0.15%	0.15%	0.15%(h)
Total expenses after fees waived	0.08%	0.04%	0.04%	0.07%(h)
Net investment income	3.97%	3.17%	2.10%	1.71%(h)
Supplemental Data
Net assets, end of period (000)	$241,668	$281,979	$324,196	$28,853
Portfolio turnover rate(i)	22%	50%	40%	36%
(a)Commencement of operations.
(b)Based on average shares outstanding.
(c)The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)Where applicable, assumes the reinvestment of distributions.
(f)Not annualized.
(g)Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)Annualized.
(i)Portfolio turnover rate excludes in-kind transactions, if any.
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Index Provider
The Underlying Index is owned, maintained and administered by IDI. IDI is not affiliated with the Trust, BFA, the Distributor or any of their respective affiliates.
BFA or its affiliates have entered into a license agreement with the Index Provider to use the Underlying Index. BFA, or its affiliates, sublicenses rights in the Underlying Index to the Trust at no charge.
Disclaimers
ICE® is a registered trademark of IDI or its affiliates and BofA® is a registered trademark of BofA licensed by BofA and its affiliates and may not be used without BofA’s prior written approval. These trademarks have been licensed, along with the Underlying Index, for use by BlackRock, Inc. and its affiliates (“BlackRock”) in connection with the Fund. Neither BlackRock, Inc., the Trust nor the Fund, as applicable, is sponsored, endorsed, sold or promoted by IDI, its affiliates or its third party suppliers (“IDI and its Suppliers”). IDI and its Suppliers make no representations or warranties regarding the advisability of investing in securities generally, in the Fund particularly, the Trust or the ability of the Underlying Index to track general market performance. IDI’s only relationship to BlackRock is the licensing of certain trademarks and trade names and the Underlying Index or components thereof. The Underlying Index is determined, composed and calculated by IDI without regard to BlackRock or the Fund or its holders. IDI has no obligation to take the needs of BlackRock or the holders of the Fund into consideration in determining, composing or calculating the Underlying Index. IDI is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be priced, sold, purchased, or redeemed. Except for certain custom index calculation services, all information provided by IDI is general in nature and not tailored to the needs of BlackRock or any other person, entity or group of persons. IDI has no obligation or liability in connection with the administration, marketing, or trading of the Fund. IDI is not an investment adviser. Inclusion of a security within an index is not a recommendation by IDI to buy, sell, or hold such security, nor is it considered to be investment advice.
IDI AND ITS SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE UNDERLYING INDEX, INDEX DATA AND ANY INFORMATION INCLUDED IN, RELATED TO, OR DERIVED THEREFROM (“INDEX DATA”). IDI AND ITS SUPPLIERS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE UNDERLYING INDEX AND THE INDEX DATA, WHICH ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK.
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The past performance of the Underlying Index is not a guide to future performance. BFA and its affiliates do not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA and its affiliates shall have no liability for any errors, omissions or interruptions therein. BFA and its affiliates make no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA or its affiliates have any liability for any special, punitive, direct, indirect, consequential or any other damages (including lost profits), even if notified of the possibility of such damages.
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Want to know more?
iShares.com  | 1-800-474-2737
Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at www.iShares.com. Copies of the Prospectus, SAI, shareholder reports and other information, as applicable and when available, can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is, or will be, available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual Report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 1 University Square Drive, Princeton, NJ 08540
Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
©2024 BlackRock, Inc. All rights reserved. iSHARES® and BLACKROCK®are registered trademarks of BFA and its affiliates. All other marks are the property of their respective owners.
Investment Company Act File No.: 811-09729
IS-P-GOVZ-0624

June 28, 2024

2024 Prospectus
iShares Trust
• iShares Agency Bond ETF | AGZ | NYSE ARCA

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Bloomberg® is a trademark of Bloomberg Finance L.P. and its affiliates (collectively, “Bloomberg”). “Bloomberg U.S. Agency Bond Index” is a trademark of Bloomberg and its licensors and has been licensed for use for certain purposes by BlackRock Fund Advisors or its affiliates. iShares® and BlackRock® are registered trademarks of BlackRock Fund Advisors and its affiliates.
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iSHARES® AGENCY BOND ETF
Ticker: AGZStock Exchange: NYSE Arca
Investment Objective
The iShares Agency Bond ETF (the “Fund”) seeks to track the investment results of an index composed of agency securities that are publicly issued by U.S. government agencies, and corporate and non-U.S. debt guaranteed by the U.S. government.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except: (i) the management fees, (ii) interest expenses, (iii) taxes, (iv) expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, (v) distribution fees or expenses, and (vi) litigation expenses and any extraordinary expenses.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)[1]
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[2]	Total Annual Fund Operating Expenses
0.20%	None	0.00%	0.20%

1
Operating expenses paid by BFA under the Investment Advisory Agreement exclude acquired fund fees and expenses, if any.
2
The amount rounded to 0.00%.
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$20	$64	$113	$255
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Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 39% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to track the investment results of the Bloomberg U.S. Agency Bond Index (the “Underlying Index”), which measures the performance of the agency sector of the U.S. government bond market and is composed of investment-grade (as determined by Bloomberg Index Services Limited (the “Index Provider” or “Bloomberg”)) U.S. dollar-denominated publicly-issued government agency bonds or debentures. As of February 29, 2024, there were 393 issues in the Underlying Index. The Underlying Index includes callable and non-callable securities issued by U.S. government agencies, quasi-federal corporations (as described below), and corporate and non-U.S. debt guaranteed by the U.S. government. A minimum 50% ownership rule is used to classify issuers as government agencies. In addition, the securities in the Underlying Index must be fixed-rate and non-convertible and have $300 million or more of outstanding face value. The Underlying Index includes securities of the following categories:
• U.S. government guaranteed securities: corporate and non-U.S. issuances that carry direct guarantees from the U.S. government;
• U.S. government owned, not guaranteed, securities: issuances of quasi-federal corporations (i.e., entities that are partially or wholly-owned by the U.S. government); such issuances generally carry no explicit guarantee of repayment from the U.S. government; and
• U.S. government sponsored securities: issuances of U.S. government sponsored entities (including the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”)), which are not 100% government owned, but carry out government policies and benefit from implied involvement of the U.S. government, such as by benefiting from certain government subsidies, credit provisions, or other government support; such issuances generally have no guarantees from the U.S. government.
The Underlying Index represents the agency portion of the Bloomberg U.S. Aggregate Index (whose eligible universe is defined by total market issuance) that meets the selection criteria mentioned above. The Underlying Index is market-value weighted, and the securities in the Underlying Index are updated on the last business day of each month.
As of February 29, 2024, approximately 73.04% of the total market value of the bonds represented in the Underlying Index was in the form of U.S. agency debentures issued by Fannie Mae, Freddie Mac and the Federal Home Loan Bank System.
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BFA uses an indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of an applicable underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market value and industry weightings), fundamental characteristics (such as return variability, duration (i.e., a security's price sensitivity to a change in interest rates), maturity or credit ratings and yield) and liquidity measures similar to those of an applicable underlying index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund will invest at least 80% of its assets in the component securities of the Underlying Index and to-be-announced (“TBA”) securities that have economic characteristics that are substantially identical to the economic characteristics of the component securities of the Underlying Index, and the Fund will invest at least 90% of its assets in fixed income securities of the types included in the Underlying Index that BFA believes will help the Fund track the Underlying Index. The Fund will invest no more than 10% of its assets in futures, options and swaps contracts that BFA believes will help the Fund track the Underlying Index as well as in fixed income securities other than the types included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. Cash and cash equivalent investments associated with a TBA position will be treated as part of that position for purposes of calculating the percentage of investments in the component securities of the Underlying Index. Cash and cash equivalent investments associated with a derivative position will be treated as part of that position for the purposes of calculating the percentage of investments included in the Underlying Index. The Fund seeks to track the investment results of the Underlying Index before fees and expenses of the Fund.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of any collateral received).
The Underlying Index is sponsored by Bloomberg, which is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could
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trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective. Certain key risks are prioritized below (with others following in alphabetical order), but the relative significance of any risk is difficult to predict and may change over time. You should review each risk factor carefully.
U.S. Agency Debt Risk. The Fund invests in unsecured bonds or debentures issued or guaranteed by the U.S. government or one of its agencies or sponsored entities. Certain debt issuances by U.S. government agencies or sponsored entities, including, among others, Fannie Mae, Freddie Mac, the Federal Home Loan Banks (“FHLB”), and the Tennessee Valley Authority (“TVA”), are backed only by the general creditworthiness and reputation of the U.S. government agency or sponsored entity and not the full faith and credit of the U.S. government and, as a result, are subject to additional credit risk. To the extent that the U.S. government has provided support to a U.S. agency or sponsored entity in the past, there can be no assurance that the U.S. government will provide support in the future if it is not obligated to do so. Government National Mortgage Association (“Ginnie Mae”) securities and certain foreign government debt issuances guaranteed by the U.S. government are backed by the full faith and credit of the U.S. government.
Interest Rate Risk. Interest rate risk refers to fluctuations in the value of a fixed-income security due to changes in the general level of interest rates. An increase in interest rates generally will cause the value of fixed-income securities to decline. Securities with longer maturities generally are more sensitive to interest rate changes and subject to greater fluctuations in value. Changes in interest rates may have unpredictable effects on fixed-income markets and result in heightened market volatility and lower liquidity for certain instruments, all of which may adversely affect the Fund’s performance. Interest rate changes can be sudden and unpredictable and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for fixed-income securities.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, pandemics or other public health issues, recessions, the prospect or occurrence of a sovereign default or other financial crisis, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.
Index-Related Risk. The Index Provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor BFA can offer assurances that the Index Provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the Index
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Provider may not identify or correct them promptly or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider and could cause the Index Provider to postpone a scheduled rebalance. This could cause the Underlying Index to vary from its normal or expected composition.
Asset Class Risk. The securities and other assets in the Underlying Index or in the Fund’s portfolio may underperform in comparison to financial markets generally, a particular financial market, another index, or other asset classes.
Authorized Participant Concentration Risk. An “Authorized Participant” is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows the Authorized Participant to place orders for the purchase and redemption of creation units (“Creation Units”). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. There are a limited number of institutions that may act as Authorized Participants for the Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in creation or redemption transactions. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for the Fund and no other Authorized Participant places orders, Fund shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund's income, or in securities with greater risks or with other less favorable features.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities or other assets of one or more issuers, countries or other geographic units, markets, industries, project types, or asset classes.
Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund, its adviser, distributor, Index Provider, other service providers, counterparties, or issuers of assets in which the Fund invests may cause disruptions that negatively impact the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. The Fund cannot control the cybersecurity plans and systems of its service providers, counterparties, and other third parties whose activities affect the Fund.
Extension Risk. During periods of rising interest rates, certain debt obligations may be paid off substantially more slowly than originally anticipated and
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the value of those securities may fall sharply, resulting in a decline in the Fund’s income and potentially in the value of the Fund’s investments.
Government Debt Risk. The Fund may invest in debt instruments issued or guaranteed by a foreign sovereign government, which may be unable or unwilling to repay principal or interest when due. In times of economic uncertainty, the prices of these securities may be more volatile than those of corporate debt obligations or of other government debt obligations, which may result in losses for the Fund. In the past, certain governments have refused to honor their payment obligations on issued debt.
Income Risk. The Fund's income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds.
Issuer Risk. The performance of the Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value of securities or other assets may decline, or perform differently from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.
Management Risk. The Fund is not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets. As the Fund will not fully replicate the Underlying Index and may hold securities or other assets not included in the Underlying Index, it is subject to the risk that the investment strategy of BFA may not produce the intended results. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares (including through a trading halt), losses from trading in secondary markets, periods of high volatility, and disruptions in the process of creating and redeeming Fund shares. Any of these factors, among others, may lead to the Fund’s shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund shares.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Prepayment Risk. During periods of falling interest rates, issuers of certain
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debt obligations may repay principal prior to the security’s maturity, which may cause the Fund to have to reinvest in securities with lower yields or higher risk of default, resulting in a decline in the Fund’s income or return potential.
Risk of Investing in the U.S. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
U.S. Government Issuers Risk. Obligations of U.S. government agencies and authorities are supported by varying degrees of credit, but generally are not backed by the full faith and credit of the U.S. government. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government or U.S. government agencies and authorities may cause the value of the Fund's investments to decline.
Valuation Risk. The price that the Fund could receive upon the sale (or other disposition) of a security or other asset may differ from the Fund’s valuation of the security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology. The price received by the Fund also may differ from the value used by the Underlying Index. In addition, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when investors are not able to purchase or sell Fund shares. Authorized Participants that create or redeem Fund shares on days when the Fund is holding fair-valued securities or other assets may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the securities or other assets not been fair
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valued or been valued using a different methodology. The ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns for 1, 5, and 10 years compare with the Underlying Index. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Calendar Year-by-Year Returns1

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The Fund’s year-to-date return as of March 31, 2024 was 0.03%.
The best calendar quarter return during the periods shown above was 4.44% in the 1st quarter of 2020; the worst was -4.05% in the 1st quarter of 2022.
Updated performance information, including the Fund’s current NAV, may be obtained by visiting our website at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).
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Average Annual Total Returns
(for the periods ended December 31, 2023)
	One Year	Five Years	Ten Years
(Inception Date: 11/5/2008)
Return Before Taxes	5.17%	1.42%	1.61%
Return After Taxes on Distributions[1]	3.82%	0.59%	0.86%
Return After Taxes on Distributions and Sale of Fund Shares[1]	3.04%	0.75%	0.91%
Bloomberg U.S. Agency Bond Index (Index returns do not reflect deductions for fees, expenses, or taxes)	5.13%	1.32%	1.59%

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After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.
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Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro and Karen Uyehara (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Ms. Uyehara have been Portfolio Managers of the Fund since 2011 and 2021, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA, in which case, your distributions generally will be taxed when withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.
ETFs are funds that trade like other publicly traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents an ownership interest in an underlying portfolio of securities and other instruments intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants and only in aggregations of a specified number of shares (“Creation Units”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
An index is a financial calculation, based on a grouping of financial instruments, and is not an investment product, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary for a number of reasons, including transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from the Fund's use of representative sampling or from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index. From time to time, the Index Provider may make changes to the methodology or other adjustments to the Underlying Index. Unless otherwise determined by BFA, any such change or adjustment will be reflected in the calculation of the Underlying Index performance on a going-forward basis after the effective date of such change or adjustment. Therefore, the Underlying Index performance shown for periods prior to the effective date of any such change or adjustment will generally not be recalculated or restated to reflect such change or adjustment.
Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
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An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
The Fund's investment objective and the Underlying Index may be changed without shareholder approval.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments. The order of the below risk factors does not indicate the significance of any particular risk factor. The Fund discloses its portfolio holdings daily at www.iShares.com.
Asset Class Risk. The securities and other assets in the Fund’s portfolio or its Underlying Index may underperform in comparison to other indexes that track, or assets that represent, other countries or geographic units, industries, markets, market segments, or asset classes. Various types of securities, other assets and indexes may experience cycles of outperformance and underperformance in comparison to financial markets generally. This divergence may be due to a number of factors including, among other things, inflation, interest rates, productivity, global demand for local products or resources, and regulation and governmental controls. This may cause the Fund to underperform other investment vehicles that invest in different asset classes.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. There are a limited number of institutions that may act as Authorized Participants for the Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in creation or redemption transactions. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for the Fund and no other Authorized Participant places orders, Fund shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for a Fund that invests in securities issued by non-U.S. issuers or instruments with lower trading volume. Such assets often entail greater settlement and operational complexity and higher capital costs for Authorized Participants, which may limit the number of Authorized Participants that engage with the Fund.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund’s income, or in securities with greater risks or with other less favorable features.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities or other assets of one or more issuers, countries or other geographic
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units, markets, industries, project types, or asset classes. A Fund with investment concentration may be more adversely affected by the underperformance of those assets, may experience greater price volatility and may be more susceptible to adverse economic, market, political or regulatory impacts on those assets compared to a fund that does not concentrate its investments.
Cybersecurity Risk. The Fund and entities that interact with the Fund are susceptible to operational, information security and related cybersecurity risks, both directly and through their service providers. These entities include, but are not limited to, the Fund’s adviser, distributor, other service providers (e.g., index and benchmark providers, accountants, custodians, transfer agents and administrators), counterparties, market makers, Authorized Participants, listing exchanges, other financial market operators, and governmental authorities. Cybersecurity risks are also present for issuers of securities or other assets in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such issuers to lose value. Cyber incidents can result from deliberate attacks or unintentional events. They include, but are not limited to, gaining unauthorized access to systems, misappropriating assets or sensitive information, corrupting or destroying data, and causing operational disruption. Geopolitical tensions may increase the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing.
Cybersecurity incidents may cause disruptions and impact business operations and may result in any of the following: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and other legal and compliance expenses. In addition, cyber incidents may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the Fund’s functioning inaccessible, inaccurate or incomplete. The Fund may incur substantial costs in order to resolve or prevent cyber incidents.
The Fund has established business continuity plans in the event of, and risk management systems to prevent, cyber incidents. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, that prevention and remediation efforts will not be successful or that cyber incidents will go undetected. Furthermore, the Fund cannot control the cybersecurity plans and systems of its service providers, counterparties, and other third parties whose activities affect the Fund. The Fund and its shareholders could be negatively impacted as a result.
Extension Risk. During periods of rising interest rates, certain debt obligations may be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline in the Fund’s income and potentially in the value of the Fund’s investments.
Government Debt Risk. Investment in debt instruments issued or guaranteed by foreign sovereign governments can involve a high degree of risk. The governmental
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entity that controls the repayment of debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities also may be dependent on expected disbursements from other foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. In the past, certain governments’ countries have refused to honor their payment obligations on issued debt.
Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds. The Index Provider’s substitution of bonds in the Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index’s stated maturity guidelines.
Index-Related Risk. The Fund seeks to achieve a return that corresponds generally to the price and yield performance, before fees and expenses, of its Underlying Index as published by the Index Provider. There is no assurance that the Index Provider or its agents will construct or calculate the Underlying Index accurately. While the Index Provider describes what the Underlying Index is designed to achieve, neither the Index Provider nor its agents provide any warranty or accept any liability regarding the quality, accuracy or completeness of the Underlying Index or its related data, and they do not guarantee that the Underlying Index will be in line with the Index Provider’s methodology. BFA also does not provide any warranty or guarantee against the Index Provider’s or any agent’s errors.
The Index Provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor BFA can offer assurances that the Index Provider’s methodology or sources of information will provide an accurate
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assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the Index Provider may not identify or correct them promptly or at all, particularly for indexes that are less commonly used as benchmarks. In addition, there may be heightened risks associated with the adequacy and reliability of information about emerging markets constituents, as such markets may have less information available or less regulatory oversight. Errors related to the Underlying Index may negatively or positively impact the Fund and its shareholders. For example, if the Underlying Index contains incorrect constituents, the Fund will have exposure to such constituents and will be underexposed to the Underlying Index’s other constituents. Shareholders should understand that any gains from the Index Provider’s errors will be kept by the Fund and its shareholders and any losses or costs from such errors will be borne by the Fund and its shareholders.
Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider and could cause the Index Provider to postpone a scheduled rebalance to the Underlying Index. This could cause the Underlying Index to vary from its normal or expected composition. If a scheduled rebalance is postponed, index constituents that would otherwise be removed at the rebalance (due to, for example, changes in market capitalization or issuer credit ratings) may remain, causing the performance and constituents of the Underlying Index to vary from those expected under normal conditions. In addition, to the extent circumstances evolve between periodic index reviews and reconstitutions, the Underlying Index may include constituents that do not align with its objective or selection criteria, and the Fund tracking the Underlying Index may be similarly affected.
In addition to scheduled rebalances, the Index Provider or its agents may carry out ad hoc index rebalances due to reaching certain weighting constraints, unusual market conditions, corporate events, or corrections of errors. The Fund will in turn rebalance its portfolio to attempt to increase the correlation between the portfolio and the Underlying Index. The Fund and its shareholders will directly bear any transaction costs and market exposure from such portfolio rebalancing. Therefore, index-related errors and ad hoc rebalances may increase the Fund’s costs and tracking error.
Interest Rate Risk. Changes in interest rates may have unpredictable effects on fixed-income markets and result in heightened market volatility and lower liquidity for certain instruments, all of which may adversely affect the Fund’s performance. Interest rate changes can be sudden and unpredictable and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for fixed-income securities.
When interest rates rise, the value of fixed-income securities or other instruments sensitive to interest rates typically decreases. A measure that investors commonly use to determine this price sensitivity is called duration. Fixed-income securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. For example, if a bond has a duration of five years and interest rates rise, the price of the bond will likely decline by a greater percentage than for a bond with a one-year duration. To the
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extent a Fund invests a substantial portion of its assets in fixed-income securities with longer duration, rising interest rates may cause the value of the Fund’s investments to decline significantly, which would adversely affect the value of the Fund. Changes in prevailing interest rates, particularly sudden and significant changes, may lead to fluctuations in the value of floating rate debt securities, as the rates for those securities typically reset only periodically. In addition, decreases in market-making capacity for fixed-income dealers may lead to lower trading volume, heightened volatility, wider bid-ask spreads and less transparent pricing in certain fixed-income markets.
During periods of very low or negative interest rates, a Fund may be unable to maintain positive returns or pay dividends to shareholders. Under certain market conditions when interest rates are set at low levels and the market prices of portfolio securities have increased, a Fund may have a very low or even negative yield, which would cause the Fund to lose money in certain conditions and time periods.
Issuer Risk. The performance of a Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value of securities or other assets may decline, or perform differently from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.
Management Risk. The Fund is not actively managed and invests in securities or other assets included in, or representative of, its Underlying Index, regardless of their investment merits. The Fund may be affected by a general decline in market segments related to its Underlying Index, and BFA generally does not attempt to invest the Fund’s assets in defensive positions under any market conditions, including declining markets. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track its Underlying Index. Because BFA uses a representative sampling indexing strategy, the Fund will not fully replicate its Underlying Index and may hold securities or other assets not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment strategy, whose implementation is subject to a number of constraints, may not produce the intended results. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of its Underlying Index or that the Fund will achieve its investment objective.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a financial instrument or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the particular instrument or asset, or factors that affect one or more issuers, counterparties, exchanges, countries or other geographic units, markets, industries, or asset classes. Local, regional or global events such as war, acts of terrorism, pandemics or other public health issues, recessions, the prospect or occurrence of a sovereign default or other financial crisis, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV. Changes in market and economic conditions generally do not have the same impact on all types of instruments and assets.
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Market Trading Risk. The Fund faces numerous market trading risks, any of which may lead to its shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to the NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund shares.
Absence of an Active Primary Market. Although Fund shares are listed for trading on one or more stock exchanges, there can be no assurance that an active primary trading market for Fund shares will develop or be maintained by market makers or Authorized Participants.
Secondary Listing Risks. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. Fund shares also may be available to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for exchange listing or market trading. The Fund’s shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information that is available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to create or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts to NAV than might be experienced at times when the Fund accepts creation and redemption orders. Securities held by the Fund may be traded in markets that close at a different time than an exchange on which Fund shares are traded. Liquidity in those securities may be reduced after the applicable closing time. As a result, during the time when the exchange is open but after the applicable market closing, fixing or settlement time, there may be wider bid/ask spreads on the exchange and a greater premium or discount to NAV.
In stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, and an investor may be unable to sell their Fund shares.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or for other reasons. In times of extraordinary market volatility, Fund shares may be subject to trading halts pursuant to “circuit breaker” rules of a stock exchange or market. If there is a trading halt or unanticipated closure of an exchange or market, an investor may be unable to purchase or sell Fund shares. In addition, if trading in certain securities or financial instruments is restricted, this may disrupt the Fund’s creation/redemption process, affect the price at which Fund shares trade in the secondary market, and result in the Fund being unable to trade certain securities or financial instruments. In such circumstances, the Fund may be unable to
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rebalance its portfolio or accurately price its portfolio holdings and may incur substantial trading losses.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short. In addition, trading activity in derivative products based on the Fund may lead to increased trading volume and volatility in the secondary market for the shares of the Fund.
Fund Shares May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s portfolio holdings. The trading price of the Fund’s shares fluctuates throughout trading hours based on both market supply of and demand for Fund shares and the underlying value of the Fund’s portfolio holdings or NAV. As a result, the trading prices of the Fund’s shares may deviate significantly from NAV during times of market volatility, significant redemption requests, or other unusual market conditions
However, because Fund shares can be created and redeemed in Creation Units at NAV, BFA believes that large discounts or premiums to the Fund’s NAV are not likely to be sustained over the long term (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs). While the creation/redemption feature is designed to make it more likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or other market participants, and during periods of significant market volatility, may result in trading prices for shares of the Fund that differ significantly from its NAV. Authorized Participants may be less willing to create or redeem the Fund’s shares if there is a lack of an active market for such shares or the Fund’s underlying investments, which may contribute to the Fund’s shares trading at a premium or discount to NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling Fund shares through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “spread,” which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The spread varies over time for Fund shares based on trading volume and market liquidity. It is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. Increased market volatility also may cause wider spreads. In addition, there may be regulatory and other charges that are incurred as a result of trading activity. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results, and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.
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Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Prepayment Risk. During periods of falling interest rates, issuers of certain debt obligations may repay principal prior to the security’s maturity, which may cause the Fund to have to reinvest in securities with lower yields or higher risk of default, resulting in a decline in the Fund’s income or return potential. Also, if a security subject to prepayment had been purchased at a premium, the value of the premium would be lost in the event of prepayment.
Risk of Investing in the U.S. Investing in U.S. issuers involves legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. A decrease in imports or exports, changes in trade regulations, inflation, an economic recession, financial system stress, or political turmoil, among other risks, may have an adverse effect on the U.S. economy and the securities listed on U.S. exchanges. The U.S. is also subject to the risk of natural disasters, such as droughts, earthquakes, fires and floods. U.S. security risks include acts of terrorism, internal unrest and a deterioration in relations between the U.S. and certain countries. Any of these may adversely affect the U.S. economy, financial markets or issuers.
Governmental agencies project that the U.S. will maintain elevated public debt levels for the foreseeable future. Although elevated debt levels do not necessarily indicate or cause economic problems, the costs of servicing such debt may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. BlackRock Institutional Trust Company, N.A. (“BTC”), which is the securities lending agent for the iShares/BlackRock ETFs, will take into account the tax impact to Fund shareholders of substitute payments for dividends when managing the securities lending program.
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of distributions, the requirements
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to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
U.S. Agency Debt Risk. Unsecured bonds or debentures issued by the U.S. government or one of its agencies or sponsored entities help finance U.S. governmental policies and public missions, but may be backed only by the general creditworthiness and reputation of the U.S. government agency or government sponsored entity and not the full faith and credit of the U.S. government. For example, debt issued by Fannie Mae, Freddie Mac, and FHLB provides financing, credit, and/or liquidity to the housing and mortgage markets, and is not backed by the full faith and credit of the U.S. government. In addition, debt issued by the TVA, which provides electricity generation and flood control in parts of the Southeast region of the U.S., and the Federal Farm Credit Banks, which provide credit and related services to the agricultural sector, is not backed by the full faith and credit of the U.S. government. Ginnie Mae securities and certain foreign government debt issuances guaranteed by the U.S. government, including certain issuances by Iraq and Israel, are backed by the full faith and credit of the U.S. government.
Bonds or debentures that do not carry the backing of the full faith and credit of the U.S. government are subject to more credit risk than securities that are supported by the full faith and credit of the U.S. government. If a U.S. government agency or sponsored entity that is the issuer of securities in which the Fund invests is unable to meet its obligations or ceases to exist and no plan is made for repayment of securities, the performance of the Fund will be adversely affected. There can be no assurance that the U.S. government would provide financial support to any of these U.S. governmental agencies or sponsored entities if it is not obligated to do so. In 2008, Fannie Mae and Freddie Mac were placed under the conservatorship of the U.S. government, which provided financial support to the U.S. government-sponsored entities. However, there can be no assurance that such past U.S. government support will result in support in the future. Any actual or potential disruption to a U.S. government agency or sponsored entity, or the financial condition or credit of the U.S. government, could cause the value of U.S. agency debt to decline.
U.S. Government Issuers Risk. Obligations of U.S. government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. government. Bonds or debentures that do not carry the backing of the full faith and credit of the U.S. government are subject to more credit risk than securities that are supported by the full faith and credit of the U.S. government. To the extent that the U.S. government has provided support to a U.S. agency or sponsored entity in the past, there can be no assurance that the U.S. government will provide support in the future if it is not obligated to do so. If a U.S. government agency or sponsored entity that is the issuer of securities in which the Fund invests is unable to meet its obligations or ceases to exist and no plan is made
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for repayment of securities, the performance of the Fund will be adversely affected. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government or U.S. government agencies and authorities may cause the value of the Fund's investments to decline. U.S. Treasury securities are rated AA+ by S&P Global Ratings. A downgrade of the rating of U.S. Treasury securities may cause the value of the Fund's U.S. Treasury obligations to decline. Because U.S. government debt obligations are often used as a benchmark for other borrowing arrangements, a downgrade could also result in higher interest rates for a range of borrowers, cause disruptions in the international bond markets and have a substantial adverse effect on the U.S. and global economy.
A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and lead the government to issue additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that the U.S. government will not be able to make principal or interest payments when they are due. If market participants determine that U.S. sovereign debt levels have become unsustainable, the value of the U.S. dollar could decline, thus increasing inflationary pressures, particularly with respect to services outsourced to non-U.S. providers and imported goods and constrain or prevent the U.S. government from implementing effective countercyclical fiscal policy in economic downturns. Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period that shareholders own shares of the Fund. Notwithstanding that U.S. Treasury obligations are backed by the full faith and credit of the United States, circumstances could arise that could prevent the timely payment of interest or principal, such as reaching the legislative “debt ceiling.” Such non-payment would result in losses to the Fund and substantial negative consequences for the U.S. economy and the global financial system.
Valuation Risk. The price that the Fund could receive upon the sale (or other disposition) of a security or other asset may differ from the Fund’s valuation of the security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology. The price received by the Fund also may differ from the value used by the Underlying Index (if applicable). Because non-U.S. exchanges or markets may be open on days or during time periods when the Fund does not price its shares, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when investors are not able to purchase or sell Fund shares.
In addition, for purposes of calculating the Fund's NAV, the value of assets denominated in non-U.S. currencies (if any) is translated into U.S. dollars at the prevailing market rates. This translation may result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index. Authorized Participants that create or redeem Fund shares on days when the Fund is holding fair-valued securities or other assets may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the securities or other assets not been fair valued or been
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valued using a different methodology. The ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies. The order of the below risk factors does not indicate the significance of any particular risk factor.
Close-Out Risk for Qualified Financial Contracts. Regulations adopted by global prudential regulators require counterparties that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent a Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and also prohibit a Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit risk and other risks to a Fund.
Illiquid Investments Risk. The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and any security or instrument held by the Fund may be deemed an illiquid investment pursuant to the Fund’s liquidity risk management program. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. An investment may be illiquid due to, among other things, the reduced number and capacity of traditional market participants to make a market in securities or instruments or the lack of an active market for such securities or instruments. To the extent that the Fund invests in securities or instruments with substantial market and/or credit risk, the Fund will tend to have increased exposure to the risks associated with illiquid investments. Illiquid investments may be harder to value, especially in changing markets. Although the Fund primarily seeks to redeem shares of the Fund on an in-kind basis, if the Fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the Fund may be greater than normal. Other market participants may be attempting to liquidate holdings at the same time as the Fund, causing increased supply of the Fund’s underlying investments in the market and contributing to illiquid investments risk and
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downward pricing pressure. In addition, if the Fund is limited in its ability to sell illiquid investments during periods when shareholders are redeeming their shares, the Fund will need to sell liquid securities to meet redemption requests and illiquid securities will become a larger portion of the Fund’s holdings. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund's NAV.
Large Shareholder and Large-Scale Redemption Risk. Certain shareholders of the Fund, including an Authorized Participant, a third-party investor, the Fund’s adviser, an affiliate of the Fund’s adviser, a market maker, or another entity, may from time to time own or manage a substantial amount of Fund shares or may hold their investment in the Fund for a limited period of time. These shareholders may also pledge or loan Fund shares (to secure financing or otherwise), which may result in the shares becoming concentrated in another party. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment or that the size of the Fund would be maintained. Redemptions of a large number of Fund shares may adversely affect the Fund’s liquidity and net assets. To the extent the Fund permits redemptions in cash, these redemptions may force the Fund to sell portfolio securities or other assets when it might not otherwise do so, which may negatively impact the Fund’s NAV, have a material effect on the market price of Fund shares, increase the Fund’s brokerage costs, accelerate the realization of taxable income and/or capital gains, and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such tax year. The Fund also may be required to sell its more liquid investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price.
To the extent these large shareholders transact in Fund shares on the secondary market, such transactions may account for a large percentage of the trading volume for Fund shares and may, therefore, have a material upward or downward effect on the market price of the shares. In addition, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, diluting its investment returns.
Threshold/Underinvestment Risk. If certain aggregate and/or fund-level ownership thresholds are reached through transactions undertaken by BFA, its affiliates or the Fund, or as a result of third-party transactions or actions by an issuer or regulator, the ability of BFA and its affiliates on behalf of clients (including the Fund) to purchase or dispose of investments, exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. The capacity of the Fund to invest in certain securities or other assets may be affected by the relevant threshold limits, and such limitations may have adverse effects on the liquidity and performance of the Fund’s portfolio holdings. To the extent a Fund tracks an index, such limits may increase the risk of the Fund being underinvested in an asset relative to its Underlying Index and increase the risk of tracking error.
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For example, ownership limits may apply to securities whose issuers operate in certain regulated industries or in certain international markets. Such limits also may apply where the investing entity (such as the Fund) is subject to corporate or regulatory ownership restrictions or invests in certain futures or other derivative transactions. In certain circumstances, aggregate and/or fund-level amounts invested or voted by BFA and its affiliates for their proprietary accounts and for client accounts (including the Fund) may not exceed the relevant limits without the grant of a license or other regulatory or corporate consent. In other cases, exceeding such thresholds may cause BFA and its affiliates, the Fund or other client accounts to suffer disadvantages or business restrictions.
Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The Fund discloses its portfolio holdings daily at www.iShares.com. Fund fact sheets providing information regarding the Fund's top holdings are posted on www.iShares.com when available and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Fund. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, and litigation expenses and any extraordinary expenses (as determined by a majority of the Trustees who are not “interested persons” of the Trust). Operating expenses paid by BFA under the Investment Advisory Agreement exclude acquired fund fees and expenses, if any.
For the fiscal year ended February 29, 2024, BFA was paid a management fee from the Fund, as a percentage of the Fund’s average daily net assets, at the annual rate of 0.20%.
BFA may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.
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BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”). As of March 31, 2024, BFA and its affiliates provided investment advisory services for assets of approximately $10.5 trillion. BFA and its affiliates trade and invest for their own accounts in the actual securities and types of securities in which the Fund may also invest, which may affect the price of such securities.
A discussion regarding the basis for the approval by the Trust's Board of Trustees (the “Board”) of the Investment Advisory Agreement with BFA is available in the Fund's Semi-Annual Report for the period ended August 31.
Portfolio Managers. James Mauro and Karen Uyehara are primarily responsible for the day-to-day management of the Fund. The Portfolio Managers are responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their respective portfolio management teams to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of their respective portfolio management teams who have more limited responsibilities.
James Mauro has been employed by BFA or its affiliates as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since 2011.
Karen Uyehara has been employed by BFA or its affiliates as a senior portfolio manager since 2010. Prior to that, Ms. Uyehara was a portfolio manager at Western Asset Management Company (WAMCO). Ms. Uyehara has been a Portfolio Manager of the Fund since 2021.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. JPMorgan Chase Bank, N.A. is the administrator, custodian and transfer agent for the Fund.
Conflicts of Interest. The investment activities of BFA and its affiliates (including BlackRock and its subsidiaries (collectively, the “Affiliates”)), and their respective directors, officers or employees, in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and its Affiliates provide investment management services to other funds and discretionary managed accounts that may follow investment programs similar to that of the Fund. BFA and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more Affiliates act, or may act, as an investor, research provider, investment manager, commodity pool operator, commodity trading advisor, financier, underwriter, adviser, trader, lender, index provider, agent and/or principal, and have other direct and indirect interests in securities, currencies, commodities, derivatives and other instruments in which the Fund may directly or indirectly invest. The Fund may invest in securities of, or engage in other transactions with, companies with which an Affiliate
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has significant debt or equity investments or other interests. The Fund may also invest in issuances (such as structured notes) by entities for which an Affiliate provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. The Fund also may invest in securities of, or engage in other transactions with, companies for which an Affiliate provides or may in the future provide research coverage. An Affiliate may have business relationships with, and purchase or distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund. This may include transactions in securities issued by other open-end and closed-end investment companies (which may include investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”)). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate having positions in certain securities that are senior or junior to, or have interests different from or adverse to, the securities that are owned by the Fund.
Neither BlackRock nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. The results of the Fund's investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by BlackRock or an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
In addition, the Fund may, from time to time, enter into transactions in which BFA or an Affiliate or its or their directors, officers, employees or clients have an adverse interest. Furthermore, transactions undertaken by clients advised or managed by BFA or its Affiliates may adversely impact the Fund. Transactions by one or more clients or by BFA or its Affiliates or their directors, officers or employees may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to BFA or one or more Affiliates and/or their internal policies designed to comply with such restrictions.
Under a securities lending program approved by the Board, the Fund has retained BTC, an Affiliate of BFA, to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the securities lending agent will receive a fee from the Fund based on the returns earned on the Fund’s lending activities, including investment of the cash received as collateral
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for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
Under an ETF Services Agreement, the Fund has retained BlackRock Investments, LLC (the “Distributor” or “BRIL”), an Affiliate of BFA, to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units of the Fund (“ETF Services”). BRIL will retain a portion of the standard transaction fee received from Authorized Participants on each creation or redemption order from the Authorized Participant for the ETF Services provided. BlackRock collaborated with, and received payment from, Citibank, N.A. (“Citibank”) on the design and development of the ETF Services platform. Citibank may have, or from time to time may develop, additional relationships with BlackRock or funds managed by BFA and its affiliates.
It is also possible that, from time to time, BlackRock and/or its advisory clients (including other funds and separately managed accounts) may, subject to compliance with applicable law, purchase and hold shares of the Fund. The price, availability, liquidity, and (in some cases) expense ratio of the Fund may be impacted by purchases and sales of the Fund by BlackRock and/or its advisory clients.
The activities of BFA and its Affiliates and their respective directors, officers or employees may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange or otherwise in the secondary market. The Fund's shares trade under the ticker symbol “AGZ.”
Buying or selling Fund shares on an exchange or other secondary market involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you may incur a brokerage commission and other charges. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the
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bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The Fund's spread may also be impacted by the liquidity or illiquidity of the underlying securities held by the Fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities.
The Fund does not impose restrictions on the frequency of purchases and redemptions of Fund shares directly with the Fund. The Board determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of Fund shares because the Fund generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. However, the Fund has taken certain measures (e.g., imposing transaction fees on purchases and redemptions of Creation Units and reserving the right to reject purchases of Creation Units under certain circumstances) to minimize the potential consequences of frequent cash purchases and redemptions by Authorized Participants, such as increased tracking error, disruption of portfolio management, dilution to the Fund, and/or increased transaction costs. Further, the vast majority of trading in Fund shares occurs on the secondary market, which does not involve the Fund directly, and such trading is unlikely to cause many of the harmful effects of frequent cash purchases or redemptions of Fund shares.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.
Section 12(d)(1) of the 1940 Act generally restricts investments by investment companies, including foreign and unregistered investment companies, in the securities of other investment companies. For example, a registered investment company (the “Acquired Fund”), such as the Fund, may not knowingly sell or otherwise dispose of any security issued by the Acquired Fund to any investment company (the “Acquiring Fund”) or any company or companies controlled by the Acquiring Fund if, immediately after such sale or disposition: (i) more than 3% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and any company or companies controlled by the Acquiring Fund, or (ii) more than 10% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and other investment companies and companies controlled by them. However, registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) in reliance on Rule 12d1-4 under the 1940 Act, the registered investment company must, among other things, enter into an agreement with the
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Trust. Foreign investment companies are permitted to invest in the Fund only up to the limits set forth in Section 12(d)(1), subject to any applicable SEC no-action relief.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of, and holds legal title to, all outstanding shares of the Fund.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as the supply of and demand for ETF shares and underlying securities held by the Fund, economic conditions and other factors.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the close of regular trading hours of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund is determined pursuant to BFA’s valuation policies and procedures. BFA has been designated by the Board as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act.
The Fund values fixed-income portfolio securities using last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Fund's approved independent third-party pricing services, each in accordance with BFA's valuation policies and procedures. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller odd lot sizes. Odd lots often trade at lower prices than institutional round lots. An amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless BFA determines in good faith that such method does not represent fair value.
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Generally, trading in non-U.S. securities and money market instruments is substantially completed each day at various times prior to the close of regular trading hours of the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, BFA will fair value the Fund’s investments in accordance with its policies and procedures. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of trading or other reasons, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, when there is a significant event subsequent to the most recent market quotation, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available. A “significant event” is deemed to occur if BFA determines, in its reasonable business judgment prior to or at the time of pricing the Fund’s assets or liabilities, that the event is likely to cause a material change to the last exchange closing price or closing market price of one or more assets held by, or liabilities of, the Fund.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
Dividends and Distributions.
General Policies. Dividends from net investment income, if any, generally are declared and paid at least once a year by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the
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availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Note on Tax Information. The following sections summarize some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Certain states and localities may exempt from tax distributions attributable to interest from U.S. federal government obligations. Consult your personal tax advisor about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, in which case your distributions generally will be taxable when withdrawn, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Long-term capital gains are eligible for taxation at a maximum rate of 15% or 20% for non-corporate shareholders, depending on whether their income exceeds certain threshold amounts. Distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married and filing jointly) and of estates and trusts. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
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If you are neither a resident nor a citizen of the U.S. or if you are a non-U.S. entity (other than a pass-through entity to the extent owned by U.S. persons), the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.
Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information concerning their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership, unless certain exceptions apply.
If you are a resident or a citizen of the U.S., by law, backup withholding at a 24% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes When Shares Are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. Each “creator” or authorized participant (an “Authorized Participant”) has entered into an agreement with the Fund's Distributor, an affiliate of BFA. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the
22

Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units.
A creation transaction, which is subject to acceptance by the Distributor and the Fund, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities, assets or other positions (a “creation basket”), and an amount of cash (including any cash representing the value of substituted securities, assets or other positions), if any, which together approximate the holdings of the Fund in exchange for a specified number of Creation Units. Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities, assets or other positions (a “redemption basket”) held by the Fund and an amount of cash (including any portion of such securities for which cash may be substituted). The Fund may, in certain circumstances, offer Creation Units partially or solely for cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. Creation and redemption baskets may differ and the Fund will accept “custom baskets.” More information regarding custom baskets is contained in the Fund's SAI.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
Only an Authorized Participant may create or redeem Creation Units with the Fund. Authorized Participants may create or redeem Creation Units for their own accounts or for customers, including, without limitation, affiliates of the Fund.
In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined in Rule 144A under the 1933 Act, will not be able to receive restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant that has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed
23

participants in a distribution in a manner that could render them statutory underwriters subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
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Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 50 Hudson Yards, New York, NY 10001.
BFA or its affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, data provision services, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments or other financial incentives it is eligible to receive. Therefore, such payments or other financial incentives offered or made to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its affiliates.
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Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)

	iShares Agency Bond ETF
	Year Ended 02/29/24	Year Ended 02/28/23	Year Ended 02/28/22	Year Ended 02/28/21	Year Ended 02/29/20
Net asset value, beginning of year	$106.38	$114.97	$118.50	$118.95	$112.08
Net investment income(a)	3.53	2.01	0.85	1.25	2.61
Net realized and unrealized gain (loss)(b)	1.20	(8.76)	(3.24)	0.87	6.89
Net increase (decrease) from investment operations	4.73	(6.75)	(2.39)	2.12	9.50
Distributions(c)
From net investment income	(3.46)	(1.84)	(0.84)	(2.11)	(2.63)
From net realized gain	—	—	(0.30)	(0.46)	—
Total distributions	(3.46)	(1.84)	(1.14)	(2.57)	(2.63)
Net asset value, end of year	$107.65	$106.38	$114.97	$118.50	$118.95
Total Return(d)
Based on net asset value	4.52%	(5.89)%	(2.02)%	1.77%	8.57%
Ratios to Average Net Assets(e)
Total expenses	0.20%	0.20%	0.20%	0.20%	0.20%
Net investment income	3.29%	1.85%	0.73%	1.04%	2.27%
Supplemental Data
Net assets, end of year (000)	$667,405	$686,174	$712,828	$788,037	$594,747
Portfolio turnover rate(f)	39%	92%	146%	158%	72%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f) Portfolio turnover rate excludes in-kind transactions, if any.
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Index Provider
The Underlying Index is maintained by Bloomberg. Bloomberg is not affiliated with the Trust, BFA, the Distributor or any of their respective affiliates.
BFA or its affiliates have entered into a license agreement with the Index Provider to use the Underlying Index. BFA, or its affiliates, sublicenses rights in the Underlying Index to the Trust at no charge.
Disclaimers
“Bloomberg®” and the Underlying Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”), and have been licensed for use for certain purposes by BFA.
The Fund is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly. The only relationship of Bloomberg to BFA is the licensing of certain trademarks, trade names and service marks and of the Underlying Index, which is determined, composed and calculated by BISL without regard to BFA or the Fund. Bloomberg has no obligation to take the needs of BFA or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to the Fund’s customers, in connection with the administration, marketing or trading of the Fund.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY BFA, OWNERS OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE FUND OR UNDERLYING INDEX OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING
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FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
The past performance of the Underlying Index is not a guide to future performance. BFA and its affiliates do not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA and its affiliates shall have no liability for any errors, omissions or interruptions therein. BFA and its affiliates make no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA or its affiliates have any liability for any special, punitive, direct, indirect, consequential or any other damages (including lost profits), even if notified of the possibility of such damages.
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Want to know more?
iShares.com  | 1-800-474-2737
Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at www.iShares.com. Copies of the Prospectus, SAI, shareholder reports and other information, as applicable and when available, can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is, or will be, available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual Report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 1 University Square Drive, Princeton, NJ 08540
Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
©2024 BlackRock, Inc. All rights reserved. iSHARES® and BLACKROCK®are registered trademarks of BFA and its affiliates. All other marks are the property of their respective owners.
Investment Company Act File No.: 811-09729
IS-P-AGZ-0624

June 28, 2024

2024 Prospectus
iShares Trust
• iShares BBB Rated Corporate Bond ETF | LQDB | NYSE ARCA

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

“Markit®” and “iBoxx®” are the registered trademarks of Markit Group Limited and Markit Indices Limited respectively and have been licensed for use for certain purposes by BlackRock Fund Advisors or its affiliates. iShares® and BlackRock® are registered trademarks of BlackRock Fund Advisors and its affiliates.
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iSHARES® BBB RATED CORPORATE BOND ETF
Ticker: LQDBStock Exchange: NYSE Arca
Investment Objective
The iShares BBB Rated Corporate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of BBB (or its equivalent) fixed rate U.S. dollar-denominated bonds issued by U.S. and non-U.S. corporate issuers.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except: (i) the management fees, (ii) interest expenses, (iii) taxes, (iv) expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, (v) distribution fees or expenses, and (vi) litigation expenses and any extraordinary expenses.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)[1]
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[2]	Total Annual Fund Operating Expenses
0.15%	None	0.00%	0.15%

1
Operating expenses paid by BFA under the Investment Advisory Agreement exclude acquired fund fees and expenses, if any.
2
The amount rounded to 0.00%.
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$15	$48	$85	$192
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Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 15% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to track the investment results of the iBoxx USD Liquid Investment Grade BBB 0+ Index (the “Underlying Index”), which is designed to reflect the performance of BBB (or its equivalent) fixed rate U.S. dollar-denominated bonds issued by U.S. and non-U.S. corporate issuers (as determined by Markit Indices Limited (the “Index Provider” or “Markit”)). Securities of varying maturities are eligible for inclusion in the Underlying Index. The Underlying Index offers exposure to liquid (according to Markit’s liquidity screens, which could vary from other measures of liquidity) investment-grade corporate bonds and is rebalanced on a monthly basis.
Bonds in the Underlying Index are selected from the universe of eligible bonds using defined rules. The bonds eligible for inclusion are fixed rate U.S. dollar-denominated corporate bonds that: (i) are issued by issuers domiciled in the countries classified as developed markets by the Index Provider; (ii) are rated BBB or its equivalent by Fitch Ratings, Inc., Moody’s Investor’s
Service, Inc. or Standard & Poor’s® Global Ratings, a subsidiary of S&P Global; (iii) are issued by issuers of debt securities with at least $1 billion aggregate outstanding face value; (iv) have at least $500 million of outstanding face value; (v) have a time to maturity of at least one year at issuance; and (vi) for new index insertions, have at least six months to maturity. Existing bonds in the Underlying Index are held to maturity so long as they meet all criteria other than the six months to maturity criterion. Bonds in the Underlying Index that no longer satisfy all the criteria (except the six months to maturity criterion) at month-end will be removed from the Underlying Index. A bond that drops out of the Underlying Index at the rebalancing day is excluded from reentering the index for a three-month period. The rule for the lockout period takes precedence over the other rules for the Underlying Index selection. A locked out bond will not be selected, even if it qualifies for the index. If a bond becomes eligible in the middle of the month, it will still need to satisfy the criteria at the end of the month, and can be included only upon rebalancing at month-end. Any bond that enters the Underlying Index must remain in the Underlying Index for a minimum of six months provided it is not downgraded to sub-investment grade, defaulted or fully redeemed in that period. Existing bonds in the Underlying Index that receive a rating upgrade can remain in the index if the six-month minimum has not been satisfied. The Underlying Index uses a modified market-value weighted methodology with a cap on each issuer of 3%.
As of February 29, 2024, a significant portion of the Underlying Index is
S-2

represented by securities of companies in the consumer services, energy, financials, healthcare and industrials industry or sector. The components of the Underlying Index are likely to change over time. As of February 29, 2024, the number of components in the Underlying Index is 3,040.
The Fund will invest in privately-issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended (the “1933 Act”).
BFA uses an indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of an applicable underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market value and industry weightings), fundamental characteristics (such as return variability, duration (i.e., a security's price sensitivity to a change in interest rates), maturity or credit ratings and yield) and liquidity measures similar to those of an applicable underlying index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund invests at least 80% of its assets in the component securities of the Underlying Index, and the Fund will invest at least 90% of its assets in fixed income securities of the types included in the Underlying Index that BFA believes will help the Fund track the Underlying Index. The Fund will invest no more than 10% of its assets in futures, options and swaps contracts that BFA believes will help the Fund track the Underlying Index as well as in fixed income securities other than the types included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. Cash and cash equivalent investments associated with a derivative position will be treated as part of that position for the purposes of calculating the percentage of investments included in the Underlying Index. The Fund seeks to track the investment results of the Underlying Index before fees and expenses of the Fund.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of any collateral received).
The Underlying Index is sponsored by Markit, which is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
S-3

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective. Certain key risks are prioritized below (with others following in alphabetical order), but the relative significance of any risk is difficult to predict and may change over time. You should review each risk factor carefully.
Interest Rate Risk. Interest rate risk refers to fluctuations in the value of a fixed-income security due to changes in the general level of interest rates. An increase in interest rates generally will cause the value of fixed-income securities to decline. Securities with longer maturities generally are more sensitive to interest rate changes and subject to greater fluctuations in value. Changes in interest rates may have unpredictable effects on fixed-income markets and result in heightened market volatility and lower liquidity for certain instruments, all of which may adversely affect the Fund’s performance. Interest rate changes can be sudden and unpredictable and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for fixed-income securities.
Credit Risk. Debt issuers and other counterparties may be unable or unwilling to make timely interest and/or principal payments when due or otherwise honor their obligations. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also adversely affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on an issuer's or counterparty's financial condition and on the terms of an obligation.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, pandemics or other public health issues, recessions, the prospect or occurrence of a sovereign default or other financial crisis, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.
Index-Related Risk. The Index Provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor BFA can offer assurances
S-4

that the Index Provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the Index Provider may not identify or correct them promptly or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider and could cause the Index Provider to postpone a scheduled rebalance. This could cause the Underlying Index to vary from its normal or expected composition.
Asset Class Risk. The securities and other assets in the Underlying Index or in the Fund’s portfolio may underperform in comparison to financial markets generally, a particular financial market, another index, or other asset classes.
Assets Under Management (AUM) Risk. From time to time, an Authorized Participant (as defined below in Authorized Participant Concentration Risk), a third-party investor, the Fund’s adviser, an affiliate of the Fund’s adviser, or another fund may invest in the Fund and hold its investment for a specific period of time to allow the Fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the Fund would be maintained at such levels, which could negatively impact the Fund.
Authorized Participant Concentration Risk. An “Authorized Participant” is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows the Authorized Participant to place orders for the purchase and redemption of creation units (“Creation Units”). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. There are a limited number of institutions that may act as Authorized Participants for the Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in creation or redemption transactions. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for the Fund and no other Authorized Participant places orders, Fund shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund's income, or in securities with greater risks or with other less favorable features.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities or other assets of one or more issuers, countries or other geographic units, markets, industries, project types, or asset classes.
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Consumer Services Industry Risk. Companies in the consumer services industry may be affected by, among other things, changes in the domestic and international economies, exchange rates, competition, consumers' disposable income and consumer preferences. Companies in the consumer services industry are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action.
Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund, its adviser, distributor, Index Provider, other service providers, counterparties, or issuers of assets in which the Fund invests may cause disruptions that negatively impact the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. The Fund cannot control the cybersecurity plans and systems of its service providers, counterparties, and other third parties whose activities affect the Fund.
Energy Sector Risk. The market value of securities in the energy sector may decline for many reasons, including, among others, changes in energy prices, energy supply and demand, government regulations, costs related to exploration and production and energy conservation efforts. Companies in the energy sector may also be significantly impacted by natural disasters, social and political unrest, war and environmental damage and may also be at risk for increased litigation and negative publicity or public perception. The energy sector may experience significant market volatility (e.g., as a result of Russia’s invasion of
Ukraine in February 2022 and the resulting sanctions on Russia and other responses by the U.S. and other actors).
Financials Sector Risk. The performance of companies in the financials sector may be adversely impacted by many factors, including, among others, changes in government regulations, economic conditions, and interest rates, credit rating downgrades, adverse public perception, exposure concentration and decreased liquidity in credit markets. The impact of changes in regulation of any individual financial company, or of the financials sector as a whole, cannot be predicted. Cybersecurity incidents and technology malfunctions and failures have become increasingly frequent and have caused significant losses to companies in this sector, which may negatively impact the Fund.
Healthcare Sector Risk. The profitability of companies in the healthcare sector may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services, an increased emphasis on outpatient services, demand for medical products and services and product liability claims, among other factors. Many healthcare companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.
Illiquid Investments Risk. The Fund may not acquire any illiquid investment if, immediately after the acquisition, the
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Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. In addition, if the Fund is limited in its ability to sell illiquid investments during periods when shareholders are redeeming their shares, the Fund will need to sell liquid securities to meet redemption requests and illiquid securities will become a larger portion of the Fund’s holdings. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund’s NAV.
Income Risk. The Fund's income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds.
Industrials Sector Risk. Companies in the industrials sector may be adversely affected by changes in the supply of and demand for products and services, product obsolescence, claims for environmental damage or product liability and changes in general economic conditions, among other factors.
Issuer Risk. The performance of the Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value of securities or other assets may decline, or perform differently from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.
Management Risk. The Fund is not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets. As the Fund will not fully replicate the Underlying Index and may hold securities or other assets not included in the Underlying Index, it is subject to the risk that the investment strategy of BFA may not produce the intended results. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares (including through a trading halt), losses from trading in secondary markets, periods of high volatility, and disruptions in the process of creating and redeeming Fund shares. Any of these factors, among others, may lead to the Fund’s shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to NAV, you may pay
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significantly more or receive significantly less than the underlying value of the Fund shares.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Risk of Investing in the U.S. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Small Fund Risk. When the Fund’s size is small, the Fund may experience low trading volume and wide bid/ask spreads. In addition, the Fund may face the risk of being delisted if it does not meet certain requirements set by the listing exchange. Any resulting liquidation of the Fund could lead to elevated transaction costs for the Fund and negative tax consequences for its shareholders.
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund's valuation of a security at the time of calculation of the Fund's NAV), transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
Valuation Risk. The price that the Fund could receive upon the sale (or other disposition) of a security or other asset may differ from the Fund’s valuation of the security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that
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are valued using a fair value methodology. The price received by the Fund also may differ from the value used by the Underlying Index. In addition, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when investors are not able to purchase or sell Fund shares. Authorized Participants that create or redeem Fund shares on days when the Fund is holding fair-valued securities or other assets may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the securities or other assets not been fair valued or been valued using a different methodology. The ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
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Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns for 1 year and since inception compare with the Underlying Index. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Calendar Year-by-Year Returns1

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The Fund’s year-to-date return as of March 31, 2024 was -0.20%.
The best calendar quarter return during the period shown above was 8.30% in the 4th quarter of 2023; the worst was -7.63% in the 2nd quarter of 2022.
Updated performance information, including the Fund’s current NAV, may be obtained by visiting our website at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).
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Average Annual Total Returns
(for the periods ended December 31, 2023)
	One Year	Since Fund Inception
(Inception Date: 5/18/2021)
Return Before Taxes	9.18%	-2.01%
Return After Taxes on Distributions[1]	7.40%	-3.41%
Return After Taxes on Distributions and Sale of Fund Shares[1]	5.38%	-2.12%
iBoxx USD Liquid Investment Grade BBB 0+ Index (Index returns do not reflect deductions for fees, expenses, or taxes)	9.37%	-1.89%

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After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.
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Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro and Karen Uyehara (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Ms. Uyehara have been Portfolio Managers of the Fund since 2021.
Purchase and Sale of Fund Shares
The Fund is an ETF. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA, in which case, your distributions generally will be taxed when withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.
ETFs are funds that trade like other publicly traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents an ownership interest in an underlying portfolio of securities and other instruments intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants and only in aggregations of a specified number of shares (“Creation Units”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
An index is a financial calculation, based on a grouping of financial instruments, and is not an investment product, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary for a number of reasons, including transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from the Fund's use of representative sampling or from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index. From time to time, the Index Provider may make changes to the methodology or other adjustments to the Underlying Index. Unless otherwise determined by BFA, any such change or adjustment will be reflected in the calculation of the Underlying Index performance on a going-forward basis after the effective date of such change or adjustment. Therefore, the Underlying Index performance shown for periods prior to the effective date of any such change or adjustment will generally not be recalculated or restated to reflect such change or adjustment.
Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
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An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
The Fund's investment objective and the Underlying Index may be changed without shareholder approval.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments. The order of the below risk factors does not indicate the significance of any particular risk factor. The Fund discloses its portfolio holdings daily at www.iShares.com.
Asset Class Risk. The securities and other assets in the Fund’s portfolio or its Underlying Index may underperform in comparison to other indexes that track, or assets that represent, other countries or geographic units, industries, markets, market segments, or asset classes. Various types of securities, other assets and indexes may experience cycles of outperformance and underperformance in comparison to financial markets generally. This divergence may be due to a number of factors including, among other things, inflation, interest rates, productivity, global demand for local products or resources, and regulation and governmental controls. This may cause the Fund to underperform other investment vehicles that invest in different asset classes.
Assets Under Management (AUM) Risk. From time to time, an Authorized Participant, a third-party investor, the Fund’s adviser, an affiliate of the Fund’s adviser, or another fund may invest in the Fund and hold its investment for a specific period of time to allow the Fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the Fund would be maintained at such levels, which could negatively impact the Fund.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. There are a limited number of institutions that may act as Authorized Participants for the Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in creation or redemption transactions. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for the Fund and no other Authorized Participant places orders, Fund shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for a Fund that invests in securities issued by non-U.S. issuers or instruments with lower trading volume. Such assets often entail greater settlement and operational complexity and higher capital costs for Authorized Participants, which may limit the number of Authorized Participants that engage with the Fund.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower yields, which would result in a
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decline in the Fund’s income, or in securities with greater risks or with other less favorable features.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities or other assets of one or more issuers, countries or other geographic units, markets, industries, project types, or asset classes. A Fund with investment concentration may be more adversely affected by the underperformance of those assets, may experience greater price volatility and may be more susceptible to adverse economic, market, political or regulatory impacts on those assets compared to a fund that does not concentrate its investments.
Consumer Services Industry Risk. The success of firms in the consumer services industry and certain retailers (including food and beverage, general retailers, media, and travel and leisure companies) is tied closely to the performance of the domestic and international economies, interest rates, exchange rates and consumer confidence. The consumer services industry depends heavily on disposable household income and consumer spending. Companies in the consumer services industry may be subject to severe competition, which may also have an adverse impact on their profitability. Companies in the consumer services industry are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action. Changes in consumer demographics and preferences in the countries in which the issuers of securities held by the Fund are located and in the countries to which they export their products may affect the success of consumer products.
Credit Risk. Credit risk is the risk that the issuer or guarantor of a debt instrument or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments when due or otherwise honor its obligations. There are varying degrees of credit risk, depending on an issuer’s or counterparty’s financial condition and on the terms of an obligation, which may be reflected in the issuer’s or counterparty’s credit rating. There is the chance that the Fund’s portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), or that the market’s perception of an issuer’s creditworthiness may worsen, potentially reducing the Fund’s income level or share price.
Cybersecurity Risk. The Fund and entities that interact with the Fund are susceptible to operational, information security and related cybersecurity risks, both directly and through their service providers. These entities include, but are not limited to, the Fund’s adviser, distributor, other service providers (e.g., index and benchmark providers, accountants, custodians, transfer agents and administrators), counterparties, market makers, Authorized Participants, listing exchanges, other financial market operators, and governmental authorities. Cybersecurity risks are also present for issuers of securities or other assets in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such issuers to lose value. Cyber incidents can result from deliberate attacks or unintentional events. They include, but are not limited to, gaining unauthorized access to systems, misappropriating assets or sensitive information,
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corrupting or destroying data, and causing operational disruption. Geopolitical tensions may increase the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing.
Cybersecurity incidents may cause disruptions and impact business operations and may result in any of the following: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and other legal and compliance expenses. In addition, cyber incidents may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the Fund’s functioning inaccessible, inaccurate or incomplete. The Fund may incur substantial costs in order to resolve or prevent cyber incidents.
The Fund has established business continuity plans in the event of, and risk management systems to prevent, cyber incidents. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, that prevention and remediation efforts will not be successful or that cyber incidents will go undetected. Furthermore, the Fund cannot control the cybersecurity plans and systems of its service providers, counterparties, and other third parties whose activities affect the Fund. The Fund and its shareholders could be negatively impacted as a result.
Energy Sector Risk. The market value of securities issued by companies in the energy sector may decline for the following reasons, among others: changes in and volatility of global energy prices, energy supply and demand, and spending on exploration and production of energy sources; exchange rates, interest rates, economic conditions, and tax treatment; changes in the actual or perceived availability of oil or other resource deposits; the enactment or cessation of trade sanctions or import controls; war or other geopolitical conflicts; negative perception; increased litigation; energy conservation efforts; energy infrastructure developments or service failures; and increased competition and technological advances. Companies in this sector may be subject to substantial government regulation and contractual fixed pricing, which may increase the cost of doing business and limit the earnings of these companies. A significant portion of the revenues of these companies may depend on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of companies in this sector.
Energy companies may also operate in, or engage in transactions involving, countries that have less developed regulatory regimes or a history of expropriation, confiscation of assets, foreign investment restrictions, nationalization or other adverse policies or that are at greater risk of political and social unrest, coups or labor disruptions. Energy companies also face a significant risk of liability from accidents resulting in injury or loss of life or property, pollution or other environmental problems, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, cyber incident, political strife or natural disasters. Any such event could have serious
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consequences for the general population of the affected area and could have an adverse impact on the Fund’s portfolio and the performance of the Fund. Energy companies may have relatively high levels of debt and may be more likely than other companies to restructure their businesses if there are downturns in energy markets or in the global economy. Energy production companies, especially those for oil and gas, may also have to contend with service disruptions, pipeline and equipment leaks and ruptures, explosions, fires, unscheduled downtime, transportation interruptions, discharges or releases of toxic or hazardous gases and other environmental risks.
The energy sector may experience significant market volatility. For example, Russia’s large-scale invasion of Ukraine on February 24, 2022 led to disruptions and increased volatility in the energy and commodity futures markets due to actual and potential disruptions in the supply and demand for certain commodities, including oil and natural gas. The U.S. and other actors have, in response, enacted various sanctions and restrictions on business dealings with Russia, which include restrictions on imports of oil, natural gas and coal. The effect of the current sanctions and restrictions, as well as the extent and duration of the Russian military action, additional sanctions and associated market disruptions on the energy sector, are impossible to predict and depend on a number of factors. The effect of these events or any related developments could be significant and may have a severe adverse effect on the performance of the Fund.
Financials Sector Risk. Companies in the financials sector are subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge, the amount of capital and liquid assets they must maintain and, potentially, their size. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by such regulation. Increased risk taking by financial companies may also result in greater overall risk in the U.S. and global financials sector. The impact of changes in capital requirements, or recent or future regulation in various countries, on any individual financial company or on the financials sector as a whole cannot be predicted.
Certain risks may impact the value of investments in the financials sector more severely than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financials sector are exposed directly to the credit risk of their borrowers and counterparties, who may be leveraged to an unknown degree, including through swaps and other derivatives products. Financial services companies may have significant exposure to the same borrowers and counterparties, with the result that a borrower’s or counterparty’s inability to meet its obligations to one company may affect other companies with exposure to the same borrower or counterparty. This interconnectedness of risk may result in significant negative impacts to companies with direct exposure to the defaulting counterparty as well as adverse cascading effects in the markets and the financials sector generally. Companies in the financials sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades, adverse public perception and adverse conditions in other related markets. Insurance
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companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. The financials sector is particularly sensitive to fluctuations in interest rates. The financials sector is also a target for cyberattacks. Cybersecurity incidents and technology malfunctions and failures have become increasingly frequent and have caused significant losses to companies in this sector, which may negatively impact the Fund. The extent to which the Fund may invest in a company that engages in securities-related activities or banking is limited by applicable law.
Healthcare Sector Risk. The profitability of companies in the healthcare sector may be adversely affected by the following factors, among others: extensive government regulations, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, changes in the demand for medical products and services, a limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection. The expiration of a company’s patents may adversely affect that company’s profitability. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. The U.S. Inflation Reduction Act of 2022 allows for the negotiation of prescription drug prices on behalf of Medicare recipients, which may result in reduced prescription prices. This could reduce some healthcare companies’ overall profitability. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and such efforts ultimately may be unsuccessful. Companies in the healthcare sector may be thinly capitalized and may be susceptible to product obsolescence. In addition, a number of legislative proposals concerning healthcare have been considered by the U.S. Congress in recent years. It is unclear what proposals will ultimately be enacted, if any, and what effect they may have on companies in the healthcare sector.
Illiquid Investments Risk. The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and any security or instrument held by the Fund may be deemed an illiquid investment pursuant to the Fund’s liquidity risk management program. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. An investment may be illiquid due to, among other things, the reduced number and capacity of traditional market participants to make a market in securities or instruments, the lack of an active market for such securities or instruments, capital controls, delays or limits on repatriation of local currency, or insolvency of local governments. To the extent that the Fund invests in securities or
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instruments with substantial market and/or credit risk, the Fund will tend to have increased exposure to the risks associated with illiquid investments. Illiquid investments may be harder to value, especially in changing markets. Although the Fund primarily seeks to redeem shares of the Fund on an in-kind basis, if the Fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the Fund may be greater than normal. Other market participants may be attempting to liquidate holdings at the same time as the Fund, causing increased supply of the Fund’s underlying investments in the market and contributing to illiquid investments risk and downward pricing pressure. In addition, if the Fund is limited in its ability to sell illiquid investments during periods when shareholders are redeeming their shares, the Fund will need to sell liquid securities to meet redemption requests and illiquid securities will become a larger portion of the Fund’s holdings. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund's NAV.
Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds, as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds. The Index Provider’s substitution of bonds in the Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index’s stated maturity guidelines.
Index-Related Risk. The Fund seeks to achieve a return that corresponds generally to the price and yield performance, before fees and expenses, of its Underlying Index as published by the Index Provider. There is no assurance that the Index Provider or its agents will construct or calculate the Underlying Index accurately. While the Index Provider describes what the Underlying Index is designed to achieve, neither the Index Provider nor its agents provide any warranty or accept any liability regarding the quality, accuracy or completeness of the Underlying Index or its related data, and they do not guarantee that the Underlying Index will be in line with the Index Provider’s methodology. BFA also does not provide any warranty or guarantee against the Index Provider’s or any agent’s errors.
The Index Provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor BFA can offer assurances that the Index Provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the Index Provider may not identify or correct them promptly or at all, particularly for indexes that are less commonly used as benchmarks. In addition, there may be heightened risks associated with the adequacy and reliability of information about emerging markets constituents, as such markets may have less information available
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or less regulatory oversight. Errors related to the Underlying Index may negatively or positively impact the Fund and its shareholders. For example, if the Underlying Index contains incorrect constituents, the Fund will have exposure to such constituents and will be underexposed to the Underlying Index’s other constituents. Shareholders should understand that any gains from the Index Provider’s errors will be kept by the Fund and its shareholders and any losses or costs from such errors will be borne by the Fund and its shareholders.
Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider and could cause the Index Provider to postpone a scheduled rebalance to the Underlying Index. This could cause the Underlying Index to vary from its normal or expected composition. If a scheduled rebalance is postponed, index constituents that would otherwise be removed at the rebalance (due to, for example, changes in market capitalization or issuer credit ratings) may remain, causing the performance and constituents of the Underlying Index to vary from those expected under normal conditions. In addition, to the extent circumstances evolve between periodic index reviews and reconstitutions, the Underlying Index may include constituents that do not align with its objective or selection criteria, and the Fund tracking the Underlying Index may be similarly affected.
In addition to scheduled rebalances, the Index Provider or its agents may carry out ad hoc index rebalances due to reaching certain weighting constraints, unusual market conditions, corporate events, or corrections of errors. The Fund will in turn rebalance its portfolio to attempt to increase the correlation between the portfolio and the Underlying Index. The Fund and its shareholders will directly bear any transaction costs and market exposure from such portfolio rebalancing. Therefore, index-related errors and ad hoc rebalances may increase the Fund’s costs and tracking error.
Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand changes related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Global events, trade disputes and changes in government regulations, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies in this sector tend to rely to a significant extent on government demand for their products and services.
Interest Rate Risk. Changes in interest rates may have unpredictable effects on fixed-income markets and result in heightened market volatility and lower liquidity for certain instruments, all of which may adversely affect the Fund’s performance. Interest rate changes can be sudden and unpredictable and are influenced by a number of
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factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for fixed-income securities.
When interest rates rise, the value of fixed-income securities or other instruments sensitive to interest rates typically decreases. A measure that investors commonly use to determine this price sensitivity is called duration. Fixed-income securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. For example, if a bond has a duration of five years and interest rates rise, the price of the bond will likely decline by a greater percentage than for a bond with a one-year duration. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer duration, rising interest rates may cause the value of the Fund’s investments to decline significantly, which would adversely affect the value of the Fund. Changes in prevailing interest rates, particularly sudden and significant changes, may lead to fluctuations in the value of floating rate debt securities, as the rates for those securities typically reset only periodically. In addition, decreases in market-making capacity for fixed-income dealers may lead to lower trading volume, heightened volatility, wider bid-ask spreads and less transparent pricing in certain fixed-income markets.
During periods of very low or negative interest rates, a Fund may be unable to maintain positive returns or pay dividends to shareholders. Under certain market conditions when interest rates are set at low levels and the market prices of portfolio securities have increased, a Fund may have a very low or even negative yield, which would cause the Fund to lose money in certain conditions and time periods.
Issuer Risk. The performance of a Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value of securities or other assets may decline, or perform differently from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.
Management Risk. The Fund is not actively managed and invests in securities or other assets included in, or representative of, its Underlying Index, regardless of their investment merits. The Fund may be affected by a general decline in market segments related to its Underlying Index, and BFA generally does not attempt to invest the Fund’s assets in defensive positions under any market conditions, including declining markets. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track its Underlying Index. Because BFA uses a representative sampling indexing strategy, the Fund will not fully replicate its Underlying Index and may hold securities or other assets not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment strategy, whose implementation is subject to a number of constraints, may not produce the intended results. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of its Underlying Index or that the Fund will achieve its investment objective.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a financial instrument or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the
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particular instrument or asset, or factors that affect one or more issuers, counterparties, exchanges, countries or other geographic units, markets, industries, or asset classes. Local, regional or global events such as war, acts of terrorism, pandemics or other public health issues, recessions, the prospect or occurrence of a sovereign default or other financial crisis, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV. Changes in market and economic conditions generally do not have the same impact on all types of instruments and assets.
Market Trading Risk. The Fund faces numerous market trading risks, any of which may lead to its shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to the NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund shares.
Absence of an Active Primary Market. Although Fund shares are listed for trading on one or more stock exchanges, there can be no assurance that an active primary trading market for Fund shares will develop or be maintained by market makers or Authorized Participants.
Secondary Listing Risks. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. Fund shares also may be available to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for exchange listing or market trading. The Fund’s shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information that is available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to create or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts to NAV than might be experienced at times when the Fund accepts creation and redemption orders. Securities held by the Fund may be traded in markets that close at a different time than an exchange on which Fund shares are traded. Liquidity in those securities may be reduced after the applicable closing time. As a result, during the time when the exchange is open but after the applicable market closing, fixing or settlement time, there may be wider bid/ask spreads on the exchange and a greater premium or discount to NAV.
In stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, and an investor may be unable to sell their Fund shares.
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Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or for other reasons. In times of extraordinary market volatility, Fund shares may be subject to trading halts pursuant to “circuit breaker” rules of a stock exchange or market. If there is a trading halt or unanticipated closure of an exchange or market, an investor may be unable to purchase or sell Fund shares. In addition, if trading in certain securities or financial instruments is restricted, this may disrupt the Fund’s creation/redemption process, affect the price at which Fund shares trade in the secondary market, and result in the Fund being unable to trade certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio or accurately price its portfolio holdings and may incur substantial trading losses.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short. In addition, trading activity in derivative products based on the Fund may lead to increased trading volume and volatility in the secondary market for the shares of the Fund.
Fund Shares May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s portfolio holdings. The trading price of the Fund’s shares fluctuates throughout trading hours based on both market supply of and demand for Fund shares and the underlying value of the Fund’s portfolio holdings or NAV. As a result, the trading prices of the Fund’s shares may deviate significantly from NAV during times of market volatility, significant redemption requests, or other unusual market conditions
However, because Fund shares can be created and redeemed in Creation Units at NAV, BFA believes that large discounts or premiums to the Fund’s NAV are not likely to be sustained over the long term (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs). While the creation/redemption feature is designed to make it more likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or other market participants, and during periods of significant market volatility, may result in trading prices for shares of the Fund that differ significantly from its NAV. Authorized Participants may be less willing to create or redeem the Fund’s shares if there is a lack of an active market for such shares or the Fund’s underlying investments, which may contribute to the Fund’s shares trading at a premium or discount to NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling Fund shares through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “spread,” which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The spread
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varies over time for Fund shares based on trading volume and market liquidity. It is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. Increased market volatility also may cause wider spreads. In addition, there may be regulatory and other charges that are incurred as a result of trading activity. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results, and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Risk of Investing in the U.S. Investing in U.S. issuers involves legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. A decrease in imports or exports, changes in trade regulations, inflation, an economic recession, financial system stress, or political turmoil, among other risks, may have an adverse effect on the U.S. economy and the securities listed on U.S. exchanges. The U.S. is also subject to the risk of natural disasters, such as droughts, earthquakes, fires and floods. U.S. security risks include acts of terrorism, internal unrest and a deterioration in relations between the U.S. and certain countries. Any of these may adversely affect the U.S. economy, financial markets or issuers.
Governmental agencies project that the U.S. will maintain elevated public debt levels for the foreseeable future. Although elevated debt levels do not necessarily indicate or cause economic problems, the costs of servicing such debt may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. BlackRock Institutional Trust Company, N.A. (“BTC”), which is the securities lending agent for the iShares/BlackRock ETFs, will take into account the tax impact to Fund shareholders of substitute payments for dividends when managing the securities lending program.
Small Fund Risk. When the Fund’s size is small, the Fund may experience low trading volume and wide bid/ask spreads. In addition, the Fund may face the risk of being delisted if it does not meet certain requirements set by the listing exchange. If the Fund were required to delist from the listing exchange, the Fund’s value may rapidly
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decline and its performance may be negatively impacted. Any resulting liquidation of the Fund could lead to elevated transaction costs for the Fund and negative tax consequences for its shareholders.
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund's valuation of a security at the time of calculation of the Fund's NAV), transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
Valuation Risk. The price that the Fund could receive upon the sale (or other disposition) of a security or other asset may differ from the Fund’s valuation of the security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology. The price received by the Fund also may differ from the value used by the Underlying Index (if applicable). Because non-U.S. exchanges or markets may be open on days or during time periods when the Fund does not price its shares, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when investors are not able to purchase or sell Fund shares.
In addition, for purposes of calculating the Fund's NAV, the value of assets denominated in non-U.S. currencies (if any) is translated into U.S. dollars at the prevailing market rates. This translation may result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index. Authorized Participants that create or redeem Fund shares on days when the Fund is holding fair-valued securities or other assets may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the securities or other assets not been fair valued or been valued using a different methodology. The ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies. The order of the below risk factors does not indicate the significance of any particular risk factor.
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Close-Out Risk for Qualified Financial Contracts. Regulations adopted by global prudential regulators require counterparties that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent a Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and also prohibit a Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit risk and other risks to a Fund.
Consumer Goods Industry Risk. Companies in the consumer goods industry may be strongly affected by social trends, marketing campaigns and other factors affecting consumer demand. Governmental regulation affecting the use of various food additives may affect the profitability of certain consumer goods companies represented in the Underlying Index. Many consumer goods in the U.S. may also be marketed globally, and such consumer goods companies may be affected by the demand and market conditions in non-U.S. countries.
Currency Risk. Because the Fund’s NAV is determined on the basis of the U.S. dollar, investors may lose money if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar or if there are delays or limits on repatriation of foreign currency, even if the foreign currency value of the Fund’s holdings in that market increases. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the Fund’s NAV may change quickly and without warning. In addition, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies.
European Economic Risk. The Economic and Monetary Union (the “eurozone”) of the European Union (the “EU”) requires compliance by member states that are members of the eurozone with restrictions on inflation rates, deficits, interest rates and debt levels, as well as fiscal and monetary controls, each of which may significantly affect every country in Europe, including those countries that are not members of the eurozone. Additionally, European countries outside of the eurozone may present economic risks that are independent of the indirect effects that eurozone policies have on them. In particular, the United Kingdom's (the “U.K.”) economy may be affected by global economic, industrial and financial shifts. Changes in imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of eurozone countries), the default or threat of default by an EU member state on its sovereign debt and/or an economic recession in an EU member state may have a significant adverse effect on the economies of other EU member states and their trading partners. The European financial markets have historically experienced volatility and adverse trends due to concerns about economic downturns or government debt levels in several European countries, including, but not limited to, Austria, Belgium, Cyprus, France, Greece, Ireland, Italy, Portugal, Spain and Ukraine. These events have affected and may in the future adversely affect the exchange rate of the euro and may significantly affect European countries.
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Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest, may limit future growth and economic recovery or may have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The U.K. left the EU (“Brexit”) on January 31, 2020. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets.
The national politics of countries in Europe have been unpredictable and subject to influence by disruptive political groups and ideologies, including, for example, secessionist movements. The governments of European countries may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe or war in the region could also impact financial markets. The impact of these events is not clear but could be significant and far-reaching and could adversely affect the value and liquidity of the Fund's investments.
Russian Invasion of Ukraine. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions, including declines in its stock markets and the value of the ruble against the U.S. dollar, are impossible to predict, but could be significant. Disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, import and export restrictions, tariffs or cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians, may impact Russia's economy, Russian issuers of securities in which the Fund invests, or the economies of Europe as a whole. Actual and threatened responses to Russian military action may also impact the markets for certain Russian commodities, such as oil and natural gas, as well as other sectors of the Russian economy, and are likely to have collateral impacts on such sectors across Europe and globally.
Geographic Risk. Some of the companies in which the Fund invests are located in parts of the world that have historically been prone to natural disasters, such as earthquakes, tornadoes, volcanic eruptions, droughts, floods, hurricanes or tsunamis, and are economically sensitive to environmental events. Any such event may adversely impact the economies of these geographic areas or business operations of companies in these geographic areas, causing an adverse impact on the value of the Fund.
Large Shareholder and Large-Scale Redemption Risk. Certain shareholders of the Fund, including an Authorized Participant, a third-party investor, the Fund’s adviser, an affiliate of the Fund’s adviser, a market maker, or another entity, may from time to time own or manage a substantial amount of Fund shares or may hold their investment in the Fund for a limited period of time. These shareholders may also pledge or loan Fund
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shares (to secure financing or otherwise), which may result in the shares becoming concentrated in another party. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment or that the size of the Fund would be maintained. Redemptions of a large number of Fund shares may adversely affect the Fund’s liquidity and net assets. To the extent the Fund permits redemptions in cash, these redemptions may force the Fund to sell portfolio securities or other assets when it might not otherwise do so, which may negatively impact the Fund’s NAV, have a material effect on the market price of Fund shares, increase the Fund’s brokerage costs, accelerate the realization of taxable income and/or capital gains, and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such tax year. The Fund also may be required to sell its more liquid investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price.
To the extent these large shareholders transact in Fund shares on the secondary market, such transactions may account for a large percentage of the trading volume for Fund shares and may, therefore, have a material upward or downward effect on the market price of the shares. In addition, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, diluting its investment returns.
National Closed Market Trading Risk. To the extent that securities or other assets held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between such asset’s current price and its last quoted price (i.e., the quote from the closed foreign market to the Fund). The impact of a closed foreign market on the Fund is likely to be greater where a large portion of the Fund’s holdings trade on a closed foreign market or when a foreign market is closed for unscheduled reasons. These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other funds.
Non-U.S. Issuers Risk. Securities issued by non-U.S. issuers have different risks from securities issued by U.S. issuers. These risks include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, uncertainties of transnational litigation, and potential restrictions on the flow of international capital, including the possible seizure or nationalization of the securities issued by non-U.S. issuers held by the Fund. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. Unfavorable political, economic or governmental developments in non-U.S. countries could affect the payment of a security’s principal and interest. Securities issued by non-U.S. issuers may also be less
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liquid than, and more difficult to value than, securities of U.S. issuers. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer’s local currency against the U.S. dollar.
Reliance on Trading Partners Risk. The economies of many countries or regions in which the Fund invests are highly dependent on trade with certain key trading partners. Reduction in spending on products and services by these key trading partners, institution of tariffs or other trade barriers or a slowdown in the economies of key trading partners may adversely affect the performance of any company in which the Fund invests and have a material adverse effect on the Fund’s performance.
Risk of Investing in Developed Countries. Investment in developed country issuers will subject the Fund to legal, regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries generally tend to rely on services sectors (e.g., the financial services sector) as the primary means of economic growth. A prolonged slowdown in one or more services sectors is likely to have a negative impact on economies of certain developed countries, although economies of individual developed countries can be impacted by slowdowns in other sectors. In the past, certain developed countries have been targets of terrorism, and some geographic areas in which the Fund invests have experienced strained international relations due to territorial disputes, historical animosities, defense concerns and other security concerns. These situations may cause uncertainty in the financial markets in these countries or geographic areas and may adversely affect the performance of the issuers to which the Fund has exposure. Heavy regulation of certain markets, including labor and product markets, may have an adverse effect on certain issuers. Such regulations may negatively affect economic growth or cause prolonged periods of recession. Many developed countries are heavily indebted and face rising healthcare and retirement expenses. In addition, price fluctuations of certain commodities and regulations impacting the import of commodities may negatively affect developed country economies.
Technology Companies Risk. Technology companies and companies that rely heavily on technological advances may have limited product lines, markets, financial resources and personnel. These companies may face rapid product obsolescence as well as unexpected risks and costs related to new product introduction and technological developments, such as artificial intelligence and machine learning. Technology companies may be adversely affected by disruptions to supply chains and distribution networks as well as issues at third-party partners. They are heavily dependent on patent and other intellectual property rights, and the loss or impairment of these rights may adversely affect their profitability. Technology companies may face increased government scrutiny and may be subject to adverse government or legal action. These companies also may be adversely affected by, among other things, actual or perceived security vulnerabilities or other defects in their products and services, which may result in lawsuits, government enforcement actions and other remediation costs.
Telecommunications Sector Risk. The telecommunications sector is subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of
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telecommunications companies. Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. The domestic telecommunications market is characterized by increasing competition and regulation by various state and federal regulatory authorities. Companies in the telecommunications sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in developing new products and services using new technology. Technological innovations may make the products and services of certain telecommunications companies obsolete. Telecommunications providers are generally required to obtain franchises or licenses in order to provide services in a given location. Licensing and franchise rights in the telecommunications sector are limited, which may provide an advantage to certain participants. Limited availability of such rights, high barriers to market entry and regulatory oversight, among other factors, have led to consolidation of companies within the sector, which could lead to further regulation or other negative effects in the future.
Threshold/Underinvestment Risk. If certain aggregate and/or fund-level ownership thresholds are reached through transactions undertaken by BFA, its affiliates or the Fund, or as a result of third-party transactions or actions by an issuer or regulator, the ability of BFA and its affiliates on behalf of clients (including the Fund) to purchase or dispose of investments, exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. The capacity of the Fund to invest in certain securities or other assets may be affected by the relevant threshold limits, and such limitations may have adverse effects on the liquidity and performance of the Fund’s portfolio holdings. To the extent a Fund tracks an index, such limits may increase the risk of the Fund being underinvested in an asset relative to its Underlying Index and increase the risk of tracking error.
For example, ownership limits may apply to securities whose issuers operate in certain regulated industries or in certain international markets. Such limits also may apply where the investing entity (such as the Fund) is subject to corporate or regulatory ownership restrictions or invests in certain futures or other derivative transactions. In certain circumstances, aggregate and/or fund-level amounts invested or voted by BFA and its affiliates for their proprietary accounts and for client accounts (including the Fund) may not exceed the relevant limits without the grant of a license or other regulatory or corporate consent. In other cases, exceeding such thresholds may cause BFA and its affiliates, the Fund or other client accounts to suffer disadvantages or business restrictions.
Utilities Sector Risk. Companies in the utilities sector may be adversely affected by changes in exchange rates, domestic and international competition, and governmental limitations on rates charged to consumers. The value of regulated utility debt securities (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates. Deregulation may subject utility companies to greater competition and may adversely affect their profitability. Federal legislation may facilitate the construction of electric transmission lines not only by public utilities but also by independent transmission developers, which could increase competition in the wholesale electricity markets. As deregulation allows utility companies to diversify
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outside of their original geographic regions and their traditional lines of business, utility companies may engage in riskier ventures. In addition, deregulation may eliminate restrictions on the profits of certain utility companies, but may also subject these companies to greater risk of loss. Companies in the utilities industry may have difficulty obtaining an adequate return on invested capital, raising capital, or financing large construction projects during periods of inflation or unsettled capital markets; face restrictions on operations and increased cost and delays attributable to environmental considerations and regulation; find that existing plants, equipment or products have been rendered obsolete by technological innovations; or be subject to increased costs because of the scarcity of certain fuels or the effects of man-made or natural disasters. Existing and future regulations or legislation may make it difficult for utility companies to operate profitably. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. There is no assurance that regulatory authorities will grant rate increases in the future or that such increases will be adequate to permit the payment of coupon payments on bonds issued by such company. Energy conservation and changes in climate policy may also have a significant adverse impact on the revenues and expenses of utility companies.
Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The Fund discloses its portfolio holdings daily at www.iShares.com. Fund fact sheets providing information regarding the Fund's top holdings are posted on www.iShares.com when available and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Fund. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, and litigation expenses and any extraordinary expenses (as determined by a majority of the Trustees who are not “interested persons” of the Trust). Operating expenses paid by BFA under the Investment Advisory Agreement exclude acquired fund fees and expenses, if any.
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For the fiscal year ended February 29, 2024, BFA was paid a management fee from the Fund, as a percentage of the Fund's average daily net assets, at the annual rate of 0.15%.
BFA may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”). As of March 31, 2024, BFA and its affiliates provided investment advisory services for assets of approximately $10.5 trillion. BFA and its affiliates trade and invest for their own accounts in the actual securities and types of securities in which the Fund may also invest, which may affect the price of such securities.
A discussion regarding the basis for the approval by the Trust's Board of Trustees (the “Board”) of the Investment Advisory Agreement with BFA is available in the Fund's Semi-Annual Report for the period ended August 31.
Portfolio Managers. James Mauro and Karen Uyehara are primarily responsible for the day-to-day management of the Fund. The Portfolio Managers are responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their respective portfolio management teams to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of their respective portfolio management teams who have more limited responsibilities.
James Mauro has been employed by BFA or its affiliates as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since 2021.
Karen Uyehara has been employed by BFA or its affiliates as a senior portfolio manager since 2010. Prior to that, Ms. Uyehara was a portfolio manager at Western Asset Management Company (WAMCO). Ms. Uyehara has been a Portfolio Manager of the Fund since 2021.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. JPMorgan Chase Bank, N.A. is the administrator, custodian and transfer agent for the Fund.
Conflicts of Interest. The investment activities of BFA and its affiliates (including BlackRock and its subsidiaries (collectively, the “Affiliates”)), and their respective directors, officers or employees, in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and its Affiliates provide investment management services to other funds and discretionary managed accounts that may follow investment programs similar to that of the Fund. BFA and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management
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activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more Affiliates act, or may act, as an investor, research provider, investment manager, commodity pool operator, commodity trading advisor, financier, underwriter, adviser, trader, lender, index provider, agent and/or principal, and have other direct and indirect interests in securities, currencies, commodities, derivatives and other instruments in which the Fund may directly or indirectly invest. The Fund may invest in securities of, or engage in other transactions with, companies with which an Affiliate has significant debt or equity investments or other interests. The Fund may also invest in issuances (such as structured notes) by entities for which an Affiliate provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. The Fund also may invest in securities of, or engage in other transactions with, companies for which an Affiliate provides or may in the future provide research coverage. An Affiliate may have business relationships with, and purchase or distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund. This may include transactions in securities issued by other open-end and closed-end investment companies (which may include investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”)). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate having positions in certain securities that are senior or junior to, or have interests different from or adverse to, the securities that are owned by the Fund.
Neither BlackRock nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. The results of the Fund's investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by BlackRock or an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
In addition, the Fund may, from time to time, enter into transactions in which BFA or an Affiliate or its or their directors, officers, employees or clients have an adverse interest. Furthermore, transactions undertaken by clients advised or managed by BFA or its Affiliates may adversely impact the Fund. Transactions by one or more clients or by BFA or its Affiliates or their directors, officers or employees may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
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The Fund's activities may be limited because of regulatory restrictions applicable to BFA or one or more Affiliates and/or their internal policies designed to comply with such restrictions.
Under a securities lending program approved by the Board, the Fund has retained BTC, an Affiliate of BFA, to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the securities lending agent will receive a fee from the Fund based on the returns earned on the Fund’s lending activities, including investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
Under an ETF Services Agreement, the Fund has retained BlackRock Investments, LLC (the “Distributor” or “BRIL”), an Affiliate of BFA, to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units of the Fund (“ETF Services”). BRIL will retain a portion of the standard transaction fee received from Authorized Participants on each creation or redemption order from the Authorized Participant for the ETF Services provided. BlackRock collaborated with, and received payment from, Citibank, N.A. (“Citibank”) on the design and development of the ETF Services platform. Citibank may have, or from time to time may develop, additional relationships with BlackRock or funds managed by BFA and its affiliates.
It is also possible that, from time to time, BlackRock and/or its advisory clients (including other funds and separately managed accounts) may, subject to compliance with applicable law, purchase and hold shares of the Fund. The price, availability, liquidity, and (in some cases) expense ratio of the Fund may be impacted by purchases and sales of the Fund by BlackRock and/or its advisory clients.
The activities of BFA and its Affiliates and their respective directors, officers or employees may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Trust does not impose any minimum investment
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for shares of the Fund purchased on an exchange or otherwise in the secondary market. The Fund's shares trade under the ticker symbol “LQDB.”
Buying or selling Fund shares on an exchange or other secondary market involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you may incur a brokerage commission and other charges. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The Fund's spread may also be impacted by the liquidity or illiquidity of the underlying securities held by the Fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities.
The Fund does not impose restrictions on the frequency of purchases and redemptions of Fund shares directly with the Fund. The Board determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of Fund shares because the Fund generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. However, the Fund has taken certain measures (e.g., imposing transaction fees on purchases and redemptions of Creation Units and reserving the right to reject purchases of Creation Units under certain circumstances) to minimize the potential consequences of frequent cash purchases and redemptions by Authorized Participants, such as increased tracking error, disruption of portfolio management, dilution to the Fund, and/or increased transaction costs. Further, the vast majority of trading in Fund shares occurs on the secondary market, which does not involve the Fund directly, and such trading is unlikely to cause many of the harmful effects of frequent cash purchases or redemptions of Fund shares.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.
Section 12(d)(1) of the 1940 Act generally restricts investments by investment companies, including foreign and unregistered investment companies, in the securities of other investment companies. For example, a registered investment company (the “Acquired Fund”), such as the Fund, may not knowingly sell or otherwise dispose of any security issued by the Acquired Fund to any investment company (the “Acquiring Fund”) or any company or companies controlled by the Acquiring Fund if, immediately after such sale or disposition: (i) more than 3% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and any company or companies controlled by the Acquiring Fund, or (ii) more than 10% of the total outstanding voting
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stock of the Acquired Fund is owned by the Acquiring Fund and other investment companies and companies controlled by them. However, registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) in reliance on Rule 12d1-4 under the 1940 Act, the registered investment company must, among other things, enter into an agreement with the Trust. Foreign investment companies are permitted to invest in the Fund only up to the limits set forth in Section 12(d)(1), subject to any applicable SEC no-action relief.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of, and holds legal title to, all outstanding shares of the Fund.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as the supply of and demand for ETF shares and underlying securities held by the Fund, economic conditions and other factors.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the close of regular trading hours of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund is determined pursuant to BFA’s valuation policies and procedures. BFA has been designated by the Board as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act.
The Fund values fixed-income portfolio securities using last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Fund's approved independent third-party pricing services, each in accordance with BFA's valuation policies and procedures. Pricing services may use
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matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller odd lot sizes. Odd lots often trade at lower prices than institutional round lots. An amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless BFA determines in good faith that such method does not represent fair value.
Generally, trading in non-U.S. securities and money market instruments is substantially completed each day at various times prior to the close of regular trading hours of the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, BFA will fair value the Fund’s investments in accordance with its policies and procedures. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of trading or other reasons, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, when there is a significant event subsequent to the most recent market quotation, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available. A “significant event” is deemed to occur if BFA determines, in its reasonable business judgment prior to or at the time of pricing the Fund’s assets or liabilities, that the event is likely to cause a material change to the last exchange closing price or closing market price of one or more assets held by, or liabilities of, the Fund.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
Dividends and Distributions.
General Policies. Dividends from net investment income, if any, generally are declared and paid at least once a year by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
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Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Note on Tax Information. The following sections summarize some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Certain states and localities may exempt from tax distributions attributable to interest from U.S. federal government obligations. Consult your personal tax advisor about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, in which case your distributions generally will be taxable when withdrawn, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Long-term capital gains are eligible for taxation at a maximum rate of 15% or 20% for non-corporate shareholders, depending on whether their income exceeds certain threshold amounts. Distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married and filing jointly) and of estates and trusts. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
You may lose the ability to use foreign tax credits passed through by the Fund if your Fund shares are loaned out pursuant to a securities lending agreement.
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If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
Dividends, interest and capital gains earned by the Fund with respect to securities issued by non-U.S. issuers may give rise to withholding, capital gains and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the total assets of the Fund at the close of a year consists of non-U.S. stocks or securities (generally, for this purpose, depositary receipts, no matter where traded, of non-U.S. companies are treated as “non-U.S.”), generally the Fund may “pass through” to you certain non-U.S. income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.
For purposes of foreign tax credits for U.S. shareholders of the Fund, foreign capital gains taxes may not produce associated foreign source income, limiting the availability of such credits for U.S. persons.
If you are neither a resident nor a citizen of the U.S. or if you are a non-U.S. entity (other than a pass-through entity to the extent owned by U.S. persons), the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.
Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other
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information concerning their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership, unless certain exceptions apply.
If you are a resident or a citizen of the U.S., by law, backup withholding at a 24% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes When Shares Are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. Each “creator” or authorized participant (an “Authorized Participant”) has entered into an agreement with the Fund's Distributor, an affiliate of BFA. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units.
A creation transaction, which is subject to acceptance by the Distributor and the Fund, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities, assets or other positions (a “creation basket”), and an amount of cash (including any cash representing the value of substituted securities, assets or other positions), if any, which together approximate the holdings of the Fund in exchange for a specified number of Creation Units. Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities, assets or other positions (a “redemption basket”) held by the Fund and an amount of cash (including any portion of such securities for which cash may be substituted). The Fund may, in certain circumstances, offer Creation Units partially or solely for cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. Creation and redemption baskets may differ and the Fund will accept “custom baskets.” More information regarding custom baskets is contained in the Fund's SAI.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
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Only an Authorized Participant may create or redeem Creation Units with the Fund. Authorized Participants may create or redeem Creation Units for their own accounts or for customers, including, without limitation, affiliates of the Fund.
In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined in Rule 144A under the 1933 Act, will not be able to receive restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant that has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder
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documents, or if you are currently enrolled in householding and wish to change your householding status.
Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 50 Hudson Yards, New York, NY 10001.
BFA or its affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, data provision services, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments or other financial incentives it is eligible to receive. Therefore, such payments or other financial incentives offered or made to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its affiliates.
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Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)

	iShares BBB Rated Corporate Bond ETF
	Year Ended 02/29/24	Year Ended 02/28/23	Period From 05/18/21(a) to 02/28/22
Net asset value, beginning of period	$82.78	$95.89	$100.00
Net investment income(b)	3.50	2.48	1.70
Net realized and unrealized gain (loss)(c)	2.02	(12.15)	(4.28)
Net increase (decrease) from investment operations	5.52	(9.67)	(2.58)
Distributions(d)
From net investment income	(3.47)	(2.71)	(1.53)
From net realized gain	—	(0.73)	—
Total distributions	(3.47)	(3.44)	(1.53)
Net asset value, end of period	$84.83	$82.78	$95.89
Total Return(e)
Based on net asset value	6.81%	(10.14)%	(2.66)%(f)
Ratios to Average Net Assets(g)
Total expenses	0.15%	0.15%	0.15%(h)
Net investment income	4.19%	2.85%	2.14%(h)
Supplemental Data
Net assets, end of period (000)	$33,932	$24,833	$71,916
Portfolio turnover rate(i)	15%	10%	19%(f)
(a)Commencement of operations.
(b)Based on average shares outstanding.
(c)The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)Where applicable, assumes the reinvestment of distributions.
(f)Not annualized.
(g)Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)Annualized.
(i)Portfolio turnover rate excludes in-kind transactions, if any.
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Index Provider
Markit owns, compiles and publishes the iBoxx bond and iTraxx credit derivative indices, which are used around the world by financial market participants as benchmarks and as the basis for traded products. Markit is a leading provider of independent data, portfolio valuations and over-the-counter derivatives trade processing to the financial markets. Markit is not affiliated with the Trust, BFA, the Distributor, or any of their respective affiliates, and has licensed the Underlying Index in connection with the Fund. “Markit®” and “iBoxx®” are the registered trademarks of Markit Group Limited and Markit Indices Limited, respectively.
Disclaimers
The Fund is not sponsored, endorsed, sold or promoted by Markit. Markit makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund in particular, or the ability of the Underlying Index to track general market performance. Markit Indices Limited's only relationship to the Trust and BFA or its affiliates is the licensing of certain trademarks and trade names of Markit and of the Underlying Index which is determined, composed and calculated by Markit without regard to the Trust, BFA or its affiliates or the Fund. Markit has no obligation to take the needs of BFA or its affiliates or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. Markit is not responsible for and has not participated in the determination of the prices and amount of shares of the Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the Fund are to be converted into cash. Markit has no obligation or liability in connection with the administration, marketing or trading of shares of the Fund. Markit does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and Markit shall have no liability for any errors, omissions or interruptions therein.
Markit makes no warranty, express or implied, as to results to be obtained by BFA or its affiliates, owners of shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Markit makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Markit have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the Underlying Index or any data included therein, even if notified of the possibility of such damages.
The past performance of the Underlying Index is not a guide to future performance. BFA and its affiliates do not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA and its affiliates shall have no liability for any errors, omissions or interruptions therein. BFA and its affiliates make no warranty, express or
32

implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA or its affiliates have any liability for any special, punitive, direct, indirect, consequential or any other damages (including lost profits), even if notified of the possibility of such damages.
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Want to know more?
iShares.com  | 1-800-474-2737
Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at www.iShares.com. Copies of the Prospectus, SAI, shareholder reports and other information, as applicable and when available, can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is, or will be, available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual Report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 1 University Square Drive, Princeton, NJ 08540
Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
©2024 BlackRock, Inc. All rights reserved. iSHARES® and BLACKROCK®are registered trademarks of BFA and its affiliates. All other marks are the property of their respective owners.
Investment Company Act File No.: 811-09729
IS-P-LQDB-0624

June 28, 2024

2024 Prospectus
iShares Trust
• iShares Broad USD Investment Grade Corporate Bond ETF | USIG | NASDAQ

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

ICE® is a trademark of ICE Data Indices, LLC or its affiliates and has been licensed for use for certain purposes by BlackRock Fund Advisors or its affiliates. BofA® is a registered trademark of Bank of America Corporation licensed by Bank of America Corporation and its affiliates (“BofA”), and may not be used without BofA’s prior written approval. iShares® and BlackRock® are registered trademarks of BlackRock Fund Advisors and its affiliates.
i

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iSHARES®BROAD USD INVESTMENT GRADE CORPORATE BOND ETF
Ticker: USIGStock Exchange: Nasdaq
Investment Objective
The iShares Broad USD Investment Grade Corporate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated investment-grade corporate bonds.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except: (i) the management fees, (ii) interest expenses, (iii) taxes, (iv) expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, (v) distribution fees or expenses, and (vi) litigation expenses and any extraordinary expenses.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)[1]
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[2]	Total Annual Fund Operating Expenses
0.04%	None	0.00%	0.04%

1
Operating expenses paid by BFA under the Investment Advisory Agreement exclude acquired fund fees and expenses, if any.
2
The amount rounded to 0.00%.
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$4	$13	$23	$51
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Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 10% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to track the investment results of the ICE® BofA® US Corporate Index (the “Underlying Index”), which measures the performance of investment-grade corporate bonds of both U.S. and non-U.S. issuers that are U.S. dollar-denominated and publicly issued in the U.S. domestic market. As of February 29, 2024, there were 10,309 issues in the Underlying Index. As of February 29, 2024, a significant portion of the Underlying Index is represented by securities of companies in the financials industry or sector. The components of the Underlying Index are likely to change over time.
The Underlying Index consists of investment-grade corporate bonds of both U.S. and non-U.S. issuers that have a remaining maturity of greater than or equal to one year, have been publicly issued in the U.S. domestic market, and have $250 million or more of outstanding face value. The Index Provider deems securities as “investment grade” based on the average rating of Fitch Ratings, Inc. (BBB or better), Moody’s Investors
Service, Inc. (Baa or better) and/or Standard & Poor's® Financial Services LLC, a subsidiary of S&P Global (BBB or better). In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate. Excluded from the Underlying Index are equity-linked securities, securities in legal default, hybrid securitized corporate bonds, Eurodollar bonds (U.S. dollar-denominated securities not issued in the U.S. domestic market), taxable and tax-exempt U.S. municipal securities and dividends-received-deduction-eligible securities. The Underlying Index is market capitalization-weighted, and the securities in the Underlying Index are updated on the last calendar day of each month.
BFA uses an indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of an applicable
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underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market value and industry weightings), fundamental characteristics (such as return variability, duration (i.e., a security's price sensitivity to a change in interest rates), maturity or credit ratings and yield) and liquidity measures similar to those of an applicable underlying index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund will invest at least 80% of its assets in the component securities of the Underlying Index, and the Fund will invest at least 90% of its assets in fixed income securities of the types included in the Underlying Index that BFA believes will help the Fund track the Underlying Index. The Fund will invest no more than 10% of its assets in futures, options and swaps contracts that BFA believes will help the Fund track the Underlying Index as well as in fixed income securities other than the types included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. Cash and cash equivalent investments associated with a derivative position will be treated as part of that position for the purposes of calculating the percentage of investments included in the Underlying Index. The Fund seeks to track the investment results of the Underlying Index before fees and expenses of the Fund.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of any collateral received).
The Underlying Index is sponsored by ICE Data Indices, LLC (the “Index Provider” or “IDI”), which is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective. Certain key risks are prioritized below (with others following in alphabetical order), but the relative significance of any risk is difficult to predict and may change over time. You should review each risk factor carefully.
Credit Risk. Debt issuers and other counterparties may be unable or unwilling to make timely interest and/or principal payments when due or otherwise honor their obligations. Changes in an issuer’s credit rating or
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the market’s perception of an issuer’s creditworthiness may also adversely affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on an issuer's or counterparty's financial condition and on the terms of an obligation.
Interest Rate Risk. Interest rate risk refers to fluctuations in the value of a fixed-income security due to changes in the general level of interest rates. An increase in interest rates generally will cause the value of fixed-income securities to decline. Securities with longer maturities generally are more sensitive to interest rate changes and subject to greater fluctuations in value. Changes in interest rates may have unpredictable effects on fixed-income markets and result in heightened market volatility and lower liquidity for certain instruments, all of which may adversely affect the Fund’s performance. Interest rate changes can be sudden and unpredictable and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for fixed-income securities.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, pandemics or other public health issues, recessions, the prospect or occurrence of a sovereign default or other financial crisis, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.
Index-Related Risk. The Index Provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor BFA can offer assurances that the Index Provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the Index Provider may not identify or correct them promptly or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider and could cause the Index Provider to postpone a scheduled rebalance. This could cause the Underlying Index to vary from its normal or expected composition.
Asset Class Risk. The securities and other assets in the Underlying Index or in the Fund’s portfolio may underperform in comparison to financial markets generally, a particular financial market, another index, or other asset classes.
Authorized Participant Concentration Risk. An “Authorized Participant” is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows the Authorized Participant to place orders for the purchase and redemption of creation units (“Creation Units”). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund.
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There are a limited number of institutions that may act as Authorized Participants for the Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in creation or redemption transactions. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for the Fund and no other Authorized Participant places orders, Fund shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund's income, or in securities with greater risks or with other less favorable features.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities or other assets of one or more issuers, countries or other geographic units, markets, industries, project types, or asset classes.
Currency Risk. Because the Fund’s NAV is determined in U.S. dollars, the NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar or if there are delays or limits on the repatriation of foreign currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the Fund’s NAV may change quickly and without warning. In addition, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies.
Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund, its adviser, distributor, Index Provider, other service providers, counterparties, or issuers of assets in which the Fund invests may cause disruptions that negatively impact the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. The Fund cannot control the cybersecurity plans and systems of its service providers, counterparties, and other third parties whose activities affect the Fund.
Financials Sector Risk. The performance of companies in the financials sector may be adversely impacted by many factors, including, among others, changes in government regulations, economic conditions, and interest rates, credit rating downgrades, adverse public perception, exposure concentration and decreased liquidity in credit markets. The impact of changes in regulation of any individual financial company, or of the financials sector as a whole, cannot be predicted. Cybersecurity incidents and technology malfunctions and failures have become increasingly frequent and have caused significant losses to companies in this sector, which may negatively impact the Fund.
Geographic Risk. A natural disaster could occur in a geographic region in
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which the Fund invests, which could adversely affect the economy or the business operations of companies in the specific geographic region, causing an adverse impact on the Fund's investments in, or which are exposed to, the affected region.
Income Risk. The Fund's income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds.
Issuer Risk. The performance of the Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value of securities or other assets may decline, or perform differently from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.
Management Risk. The Fund is not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets. As the Fund will not fully replicate the Underlying Index and may hold securities or other assets not included in the Underlying Index, it is subject to the risk that the investment strategy of BFA may not produce the intended results. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares (including through a trading halt), losses from trading in secondary markets, periods of high volatility, and disruptions in the process of creating and redeeming Fund shares. Any of these factors, among others, may lead to the Fund’s shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund shares.
National Closed Market Trading Risk. To the extent that securities or other assets held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between such asset’s current price and its last quoted price (i.e., the quote from the closed foreign market to the Fund). The impact of a closed foreign market on the Fund is likely to be greater where a large portion of the Fund’s holdings trade on a closed foreign market or when a foreign market is closed for unscheduled reasons. These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other funds.
Non-U.S. Issuers Risk. Securities issued by non-U.S. issuers carry different risks from securities issued by U.S. issuers. These risks include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control
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regulations, political instability, regulatory and economic differences, and potential restrictions on the flow of international capital.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Privately Issued Securities Risk. The Fund may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended (the “1933 Act”). Privately issued securities are securities that have not been registered under the 1933 Act and as a result may be subject to legal restrictions on resale. Privately issued securities are generally not traded on established markets. As a result of the absence of a public trading market, privately issued securities may be deemed to be illiquid investments, may be more difficult to value than publicly traded securities and may be subject to wide fluctuations in value. Delay or difficulty in selling such securities may result in a loss to the Fund.
Reliance on Trading Partners Risk. The Fund invests in countries or regions whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund's investments.
Risk of Investing in Developed Countries. The Fund’s investment in developed country issuers will subject the Fund to legal, regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. Certain developed countries have experienced security concerns, such as war, terrorism and strained international relations. Incidents involving a country’s or region’s security may cause uncertainty in its markets and may adversely affect its economy and the Fund’s investments. In addition, developed countries may be adversely impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.
Risk of Investing in Russia. Investing in Russian securities involves significant risks, including legal, regulatory, currency and economic risks that are specific to Russia. In addition, investing in Russian securities involves risks associated with the settlement of portfolio transactions and loss of the Fund’s ownership rights in its portfolio securities as a result of the system of share registration and custody in Russia. Governments in the U.S. and many other countries have imposed economic sanctions on certain Russian individuals and Russian corporate and banking entities. A number of jurisdictions may also institute broader sanctions on Russia. Russia has issued
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a number of countersanctions, some of which restrict the distribution of profits by limited liability companies (e.g., dividends), and prohibit Russian persons from entering into transactions with designated persons from “unfriendly states” as well as the export of raw materials or other products from Russia to certain sanctioned persons. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions, including declines in its stock markets and the value of the ruble against the U.S. dollar, are impossible to predict, but could be significant. Disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, import and export restrictions, tariffs or cyberattacks on the Russian government, Russian companies, or Russian individuals, including politicians, may impact Russia’s economy and Russian companies in which the Fund invests. Actual and threatened responses to Russian military action may also impact the markets for certain Russian commodities, such as oil and natural gas, as well as other sectors of the Russian economy, and are likely to have collateral impacts on such sectors globally. Russian companies may be unable to pay dividends and, if they pay dividends, the Fund may be unable to receive them. As a result of sanctions, the Fund is currently restricted from trading in Russian securities, including those in its portfolio, while the Underlying Index has removed Russian securities. It is unknown when, or if, sanctions may be lifted or the Fund’s ability to trade in Russian securities will resume.
Risk of Investing in Saudi Arabia. The ability of foreign investors (such as the Fund) to invest in the securities of Saudi Arabian issuers is relatively new. Such ability could be restricted by the Saudi Arabian government at any time, and unforeseen risks could materialize with respect to foreign ownership in such securities. The economy of Saudi Arabia is dominated by petroleum exports. A sustained decrease in petroleum prices could have a negative impact on all aspects of the economy. Investments in the securities of Saudi Arabian issuers involve risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of the Fund’s investments. Such heightened risks may include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, crime and instability as a result of religious, ethnic and/or socioeconomic unrest. There remains the possibility that instability in the larger Middle East region could adversely impact the economy of Saudi Arabia, and there is no assurance of political stability in Saudi Arabia.
Risk of Investing in the U.S. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its
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financial markets, may have an adverse effect on U.S. issuers.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Security Risk. Some countries and regions in which the Fund invests have experienced security concerns, such as war, terrorism and strained international relations. Incidents involving a country's or region's security may cause uncertainty in its markets and may adversely affect its economy and the Fund's investments.
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund's valuation of a security at the time of calculation of the Fund's NAV), transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. BFA EXPECTS THAT THE FUND WILL EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX ETFs.
Valuation Risk. The price that the Fund could receive upon the sale (or other disposition) of a security or other asset may differ from the Fund’s valuation of the security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology. The price received by the Fund also may differ from the value used by the Underlying Index. In addition, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when investors are not able to purchase or sell Fund shares. Authorized Participants that create or redeem Fund shares on days when the Fund is holding fair-valued securities or other assets may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the securities or other assets not been fair valued or been valued using a different methodology. The ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
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Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns for 1, 5, and 10 years compare with the Underlying Index. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Calendar Year-by-Year Returns1

1
The Fund’s year-to-date return as of March 31, 2024 was -0.11%.
The best calendar quarter return during the periods shown above was 9.31% in the 2nd quarter of 2020; the worst was -7.47% in the 1st quarter of 2022.
Updated performance information, including the Fund’s current NAV, may be obtained by visiting our website at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).
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Average Annual Total Returns
(for the periods ended December 31, 2023)
	One Year	Five Years	Ten Years
(Inception Date: 1/5/2007)
Return Before Taxes	8.70%	2.56%	2.78%
Return After Taxes on Distributions[1]	6.91%	1.25%	1.42%
Return After Taxes on Distributions and Sale of Fund Shares[1]	5.10%	1.42%	1.54%
ICE BofA US Corporate Index[2] (Index returns do not reflect deductions for fees, expenses, or taxes)	8.39%	2.63%	2.92%

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After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.
2
Index returns through July 31, 2018 reflect the performance of the Bloomberg U.S. Credit Bond Index. Index returns from August 1, 2018 through February 28, 2021 reflect the standard pricing variant of the ICE BofA US Corporate Index, which utilized pricing as of 3pm. Index returns from March 1, 2021 through November 30, 2023 reflect the performance of the 4pm pricing variant of the ICE BofA US Corporate Index. Index returns beginning on December 1, 2023 reflect the performance of the standard pricing variant of the ICE BofA US Corporate Index, which now utilizes pricing as of 4pm, and resulted in a discontinuation of the 4pm pricing variant.
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Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro and Karen Uyehara (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Ms. Uyehara have been Portfolio Managers of the Fund since 2011 and 2021, respectively.
Purchase and Sale of Fund Shares
The Fund is an ETF. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA, in which case, your distributions generally will be taxed when withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on The Nasdaq Stock Market LLC (“Nasdaq”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.
ETFs are funds that trade like other publicly traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents an ownership interest in an underlying portfolio of securities and other instruments intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants and only in aggregations of a specified number of shares (“Creation Units”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
An index is a financial calculation, based on a grouping of financial instruments, and is not an investment product, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary for a number of reasons, including transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from the Fund's use of representative sampling or from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index. From time to time, the Index Provider may make changes to the methodology or other adjustments to the Underlying Index. Unless otherwise determined by BFA, any such change or adjustment will be reflected in the calculation of the Underlying Index performance on a going-forward basis after the effective date of such change or adjustment. Therefore, the Underlying Index performance shown for periods prior to the effective date of any such change or adjustment will generally not be recalculated or restated to reflect such change or adjustment.
Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
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An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
The Fund's investment objective and the Underlying Index may be changed without shareholder approval.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments. The order of the below risk factors does not indicate the significance of any particular risk factor. The Fund discloses its portfolio holdings daily at www.iShares.com.
Asset Class Risk. The securities and other assets in the Fund’s portfolio or its Underlying Index may underperform in comparison to other indexes that track, or assets that represent, other countries or geographic units, industries, markets, market segments, or asset classes. Various types of securities, other assets and indexes may experience cycles of outperformance and underperformance in comparison to financial markets generally. This divergence may be due to a number of factors including, among other things, inflation, interest rates, productivity, global demand for local products or resources, and regulation and governmental controls. This may cause the Fund to underperform other investment vehicles that invest in different asset classes.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. There are a limited number of institutions that may act as Authorized Participants for the Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in creation or redemption transactions. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for the Fund and no other Authorized Participant places orders, Fund shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for a Fund that invests in securities issued by non-U.S. issuers or instruments with lower trading volume. Such assets often entail greater settlement and operational complexity and higher capital costs for Authorized Participants, which may limit the number of Authorized Participants that engage with the Fund.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund’s income, or in securities with greater risks or with other less favorable features.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities or other assets of one or more issuers, countries or other geographic
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units, markets, industries, project types, or asset classes. A Fund with investment concentration may be more adversely affected by the underperformance of those assets, may experience greater price volatility and may be more susceptible to adverse economic, market, political or regulatory impacts on those assets compared to a fund that does not concentrate its investments.
Credit Risk. Credit risk is the risk that the issuer or guarantor of a debt instrument or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments when due or otherwise honor its obligations. There are varying degrees of credit risk, depending on an issuer’s or counterparty’s financial condition and on the terms of an obligation, which may be reflected in the issuer’s or counterparty’s credit rating. There is the chance that the Fund’s portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), or that the market’s perception of an issuer’s creditworthiness may worsen, potentially reducing the Fund’s income level or share price.
Currency Risk. Because the Fund’s NAV is determined on the basis of the U.S. dollar, investors may lose money if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar or if there are delays or limits on repatriation of foreign currency, even if the foreign currency value of the Fund’s holdings in that market increases. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the Fund’s NAV may change quickly and without warning. In addition, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies.
Cybersecurity Risk. The Fund and entities that interact with the Fund are susceptible to operational, information security and related cybersecurity risks, both directly and through their service providers. These entities include, but are not limited to, the Fund’s adviser, distributor, other service providers (e.g., index and benchmark providers, accountants, custodians, transfer agents and administrators), counterparties, market makers, Authorized Participants, listing exchanges, other financial market operators, and governmental authorities. Cybersecurity risks are also present for issuers of securities or other assets in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such issuers to lose value. Cyber incidents can result from deliberate attacks or unintentional events. They include, but are not limited to, gaining unauthorized access to systems, misappropriating assets or sensitive information, corrupting or destroying data, and causing operational disruption. Geopolitical tensions may increase the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing.
Cybersecurity incidents may cause disruptions and impact business operations and may result in any of the following: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and other legal and compliance
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expenses. In addition, cyber incidents may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the Fund’s functioning inaccessible, inaccurate or incomplete. The Fund may incur substantial costs in order to resolve or prevent cyber incidents.
The Fund has established business continuity plans in the event of, and risk management systems to prevent, cyber incidents. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, that prevention and remediation efforts will not be successful or that cyber incidents will go undetected. Furthermore, the Fund cannot control the cybersecurity plans and systems of its service providers, counterparties, and other third parties whose activities affect the Fund. The Fund and its shareholders could be negatively impacted as a result.
Financials Sector Risk. Companies in the financials sector are subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge, the amount of capital and liquid assets they must maintain and, potentially, their size. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by such regulation. Increased risk taking by financial companies may also result in greater overall risk in the U.S. and global financials sector. The impact of changes in capital requirements, or recent or future regulation in various countries, on any individual financial company or on the financials sector as a whole cannot be predicted.
Certain risks may impact the value of investments in the financials sector more severely than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financials sector are exposed directly to the credit risk of their borrowers and counterparties, who may be leveraged to an unknown degree, including through swaps and other derivatives products. Financial services companies may have significant exposure to the same borrowers and counterparties, with the result that a borrower’s or counterparty’s inability to meet its obligations to one company may affect other companies with exposure to the same borrower or counterparty. This interconnectedness of risk may result in significant negative impacts to companies with direct exposure to the defaulting counterparty as well as adverse cascading effects in the markets and the financials sector generally. Companies in the financials sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades, adverse public perception and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. The financials sector is particularly sensitive to fluctuations in interest rates. The financials sector is also a target for cyberattacks. Cybersecurity incidents and technology malfunctions and failures have become increasingly frequent and have caused significant losses to companies in this sector, which may negatively impact the Fund. The extent to which the Fund may invest in a company that engages in securities-related activities or banking is limited by applicable law.
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Geographic Risk. Some of the companies in which the Fund invests are located in parts of the world that have historically been prone to natural disasters, such as earthquakes, tornadoes, volcanic eruptions, droughts, floods, hurricanes or tsunamis, and are economically sensitive to environmental events. Any such event may adversely impact the economies of these geographic areas or business operations of companies in these geographic areas, causing an adverse impact on the value of the Fund.
Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds. The Index Provider’s substitution of bonds in the Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index’s stated maturity guidelines.
Index-Related Risk. The Fund seeks to achieve a return that corresponds generally to the price and yield performance, before fees and expenses, of its Underlying Index as published by the Index Provider. There is no assurance that the Index Provider or its agents will construct or calculate the Underlying Index accurately. While the Index Provider describes what the Underlying Index is designed to achieve, neither the Index Provider nor its agents provide any warranty or accept any liability regarding the quality, accuracy or completeness of the Underlying Index or its related data, and they do not guarantee that the Underlying Index will be in line with the Index Provider’s methodology. BFA also does not provide any warranty or guarantee against the Index Provider’s or any agent’s errors.
The Index Provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor BFA can offer assurances that the Index Provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the Index Provider may not identify or correct them promptly or at all, particularly for indexes that are less commonly used as benchmarks. In addition, there may be heightened risks associated with the adequacy and reliability of information about emerging markets constituents, as such markets may have less information available or less regulatory oversight. Errors related to the Underlying Index may negatively or positively impact the Fund and its shareholders. For example, if the Underlying Index contains incorrect constituents, the Fund will have exposure to such constituents and will be underexposed to the Underlying Index’s other constituents. Shareholders should understand that any gains from the Index Provider’s errors will be kept by the Fund and its shareholders and any losses or costs from such errors will be borne by the Fund and its shareholders.
Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider and could cause the Index Provider to postpone a scheduled rebalance to the Underlying Index. This could cause the Underlying Index to vary from its normal or expected composition. If a scheduled rebalance is postponed, index constituents that
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would otherwise be removed at the rebalance (due to, for example, changes in market capitalization or issuer credit ratings) may remain, causing the performance and constituents of the Underlying Index to vary from those expected under normal conditions. In addition, to the extent circumstances evolve between periodic index reviews and reconstitutions, the Underlying Index may include constituents that do not align with its objective or selection criteria, and the Fund tracking the Underlying Index may be similarly affected.
In addition to scheduled rebalances, the Index Provider or its agents may carry out ad hoc index rebalances due to reaching certain weighting constraints, unusual market conditions, corporate events, or corrections of errors. The Fund will in turn rebalance its portfolio to attempt to increase the correlation between the portfolio and the Underlying Index. The Fund and its shareholders will directly bear any transaction costs and market exposure from such portfolio rebalancing. Therefore, index-related errors and ad hoc rebalances may increase the Fund’s costs and tracking error.
Interest Rate Risk. Changes in interest rates may have unpredictable effects on fixed-income markets and result in heightened market volatility and lower liquidity for certain instruments, all of which may adversely affect the Fund’s performance. Interest rate changes can be sudden and unpredictable and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for fixed-income securities.
When interest rates rise, the value of fixed-income securities or other instruments sensitive to interest rates typically decreases. A measure that investors commonly use to determine this price sensitivity is called duration. Fixed-income securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. For example, if a bond has a duration of five years and interest rates rise, the price of the bond will likely decline by a greater percentage than for a bond with a one-year duration. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer duration, rising interest rates may cause the value of the Fund’s investments to decline significantly, which would adversely affect the value of the Fund. Changes in prevailing interest rates, particularly sudden and significant changes, may lead to fluctuations in the value of floating rate debt securities, as the rates for those securities typically reset only periodically. In addition, decreases in market-making capacity for fixed-income dealers may lead to lower trading volume, heightened volatility, wider bid-ask spreads and less transparent pricing in certain fixed-income markets.
During periods of very low or negative interest rates, a Fund may be unable to maintain positive returns or pay dividends to shareholders. Under certain market conditions when interest rates are set at low levels and the market prices of portfolio securities have increased, a Fund may have a very low or even negative yield, which would cause the Fund to lose money in certain conditions and time periods.
Issuer Risk. The performance of a Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value of securities or other assets may decline, or perform differently from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.
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Management Risk. The Fund is not actively managed and invests in securities or other assets included in, or representative of, its Underlying Index, regardless of their investment merits. The Fund may be affected by a general decline in market segments related to its Underlying Index, and BFA generally does not attempt to invest the Fund’s assets in defensive positions under any market conditions, including declining markets. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track its Underlying Index. Because BFA uses a representative sampling indexing strategy, the Fund will not fully replicate its Underlying Index and may hold securities or other assets not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment strategy, whose implementation is subject to a number of constraints, may not produce the intended results. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of its Underlying Index or that the Fund will achieve its investment objective.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a financial instrument or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the particular instrument or asset, or factors that affect one or more issuers, counterparties, exchanges, countries or other geographic units, markets, industries, or asset classes. Local, regional or global events such as war, acts of terrorism, pandemics or other public health issues, recessions, the prospect or occurrence of a sovereign default or other financial crisis, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV. Changes in market and economic conditions generally do not have the same impact on all types of instruments and assets.
Market Trading Risk. The Fund faces numerous market trading risks, any of which may lead to its shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to the NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund shares.
Absence of an Active Primary Market. Although Fund shares are listed for trading on one or more stock exchanges, there can be no assurance that an active primary trading market for Fund shares will develop or be maintained by market makers or Authorized Participants.
Secondary Listing Risks. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. Fund shares also may be available to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for exchange listing or market trading. The Fund’s shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct
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their trades for execution. Certain information that is available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to create or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts to NAV than might be experienced at times when the Fund accepts creation and redemption orders. Securities held by the Fund may be traded in markets that close at a different time than an exchange on which Fund shares are traded. Liquidity in those securities may be reduced after the applicable closing time. As a result, during the time when the exchange is open but after the applicable market closing, fixing or settlement time, there may be wider bid/ask spreads on the exchange and a greater premium or discount to NAV.
In stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, and an investor may be unable to sell their Fund shares.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or for other reasons. In times of extraordinary market volatility, Fund shares may be subject to trading halts pursuant to “circuit breaker” rules of a stock exchange or market. If there is a trading halt or unanticipated closure of an exchange or market, an investor may be unable to purchase or sell Fund shares. In addition, if trading in certain securities or financial instruments is restricted, this may disrupt the Fund’s creation/redemption process, affect the price at which Fund shares trade in the secondary market, and result in the Fund being unable to trade certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio or accurately price its portfolio holdings and may incur substantial trading losses.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short. In addition, trading activity in derivative products based on the Fund may lead to increased trading volume and volatility in the secondary market for the shares of the Fund.
Fund Shares May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s portfolio holdings. The trading price of the Fund’s shares fluctuates throughout trading hours based on both market supply of and demand for Fund shares and the underlying value of the Fund’s portfolio holdings or NAV. As a result, the trading prices of the Fund’s shares may deviate significantly from NAV during times of market volatility, significant redemption requests, or other unusual market conditions
However, because Fund shares can be created and redeemed in Creation Units at NAV, BFA believes that large discounts or premiums to the Fund’s NAV are not likely to be sustained over the long term (unlike shares of many closed-end funds, which
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frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs). While the creation/redemption feature is designed to make it more likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or other market participants, and during periods of significant market volatility, may result in trading prices for shares of the Fund that differ significantly from its NAV. Authorized Participants may be less willing to create or redeem the Fund’s shares if there is a lack of an active market for such shares or the Fund’s underlying investments, which may contribute to the Fund’s shares trading at a premium or discount to NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling Fund shares through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “spread,” which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The spread varies over time for Fund shares based on trading volume and market liquidity. It is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. Increased market volatility also may cause wider spreads. In addition, there may be regulatory and other charges that are incurred as a result of trading activity. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results, and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.
National Closed Market Trading Risk. To the extent that securities or other assets held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between such asset’s current price and its last quoted price (i.e., the quote from the closed foreign market to the Fund). The impact of a closed foreign market on the Fund is likely to be greater where a large portion of the Fund’s holdings trade on a closed foreign market or when a foreign market is closed for unscheduled reasons. These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other funds.
Non-U.S. Issuers Risk. The Fund may invest in U.S. dollar-denominated bonds of non-U.S. corporate issuers. Securities issued by non-U.S. issuers have different risks from securities issued by U.S. issuers. These risks include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, uncertainties of transnational litigation, and potential restrictions on the flow of international capital, including the possible seizure or nationalization of the securities issued by non-U.S. issuers held by the Fund. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies
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may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. Unfavorable political, economic or governmental developments in non-U.S. countries could affect the payment of a security’s principal and interest. Securities issued by non-U.S. issuers may also be less liquid than, and more difficult to value than, securities of U.S. issuers. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer’s local currency against the U.S. dollar.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Privately Issued Securities Risk. The Fund may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S under the 1933 Act. Privately issued securities typically may be resold only to qualified institutional buyers, or in a privately negotiated transaction, or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund may find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s NAV due to the absence of an active trading market. There can be no assurance that a privately issued security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and its value may decline as a result.
Reliance on Trading Partners Risk. The economies of many countries or regions in which the Fund invests are highly dependent on trade with certain key trading partners. Reduction in spending on products and services by these key trading partners, institution of tariffs or other trade barriers or a slowdown in the economies of key trading partners may adversely affect the performance of any company in which the Fund invests and have a material adverse effect on the Fund’s performance.
Risk of Investing in Developed Countries. Investment in developed country issuers will subject the Fund to legal, regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries generally tend to rely on services sectors (e.g., the financial services sector) as the primary means of economic growth. A prolonged slowdown in one or more services sectors is likely to have a negative impact on economies of certain developed countries, although economies of individual developed countries can be impacted by slowdowns in other sectors. In the past, certain developed countries have been targets of terrorism, and
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some geographic areas in which the Fund invests have experienced strained international relations due to territorial disputes, historical animosities, defense concerns and other security concerns. These situations may cause uncertainty in the financial markets in these countries or geographic areas and may adversely affect the performance of the issuers to which the Fund has exposure. Heavy regulation of certain markets, including labor and product markets, may have an adverse effect on certain issuers. Such regulations may negatively affect economic growth or cause prolonged periods of recession. Many developed countries are heavily indebted and face rising healthcare and retirement expenses. In addition, price fluctuations of certain commodities and regulations impacting the import of commodities may negatively affect developed country economies.
Risk of Investing in Russia. Investing in Russian securities involves significant risks, in addition to those described under “Risk of Investing in Emerging Markets” and “Non-U.S. Issuers Risk,” that are not typically associated with investing in U.S. securities, including:
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The risk of delays in settling portfolio transactions and the risk of loss arising out of the system of share registration and custody used in Russia;
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Risks in connection with the maintenance of the Fund’s portfolio securities and cash with foreign sub-custodians and securities depositories, including the risk that appropriate sub-custody arrangements will not be available to the Fund;
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The risk that the Fund’s ownership rights in portfolio securities could be lost through fraud or negligence because ownership in shares of Russian companies is recorded by the companies themselves and by registrars, rather than by a central registration system;
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The risk that the Fund may not be able to pursue claims on behalf of its shareholders because of the system of share registration and custody, and because Russian banking institutions and registrars are not guaranteed by the Russian government; and
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The risk that various responses by other nation-states to alleged Russian cyber activity will impact Russia’s economy and Russian issuers of securities in which the Fund invests.
Russian invasion of Ukraine. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions, including declines in its stock markets and the value of the ruble against the U.S. dollar, are impossible to predict, but could be significant. Disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, import and export restrictions, tariffs or cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians, may impact Russia’s economy, Russian issuers of securities in which the Fund invests, or the economies of Europe as a whole. Actual and threatened responses to Russian military action may also impact the markets for certain Russian
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commodities, such as oil and natural gas, as well as other sectors of the Russian economy, and are likely to have collateral impacts on such sectors across Europe and globally.
Russia Sanctions. Governments in the U.S. and many other countries (collectively, the “Sanctioning Bodies”) have imposed economic sanctions on certain Russian individuals, including politicians, and Russian corporate and banking entities, including banning Russia from global payments systems that facilitate cross-border payments. The Sanctioning Bodies, or others, could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities and/or funds invested in prohibited assets, impairing the ability of the Fund to buy, sell, receive or deliver those securities and/or assets.
The sanctions against certain Russian issuers include prohibitions on transacting in or dealing in issuances of debt or equity of such issuers. Compliance with each of these sanctions has and may continue to impair the ability of the Fund to buy, sell, hold, receive or deliver the affected securities or other securities of such issuers. If it becomes impracticable or unlawful for the Fund to hold securities subject to, or otherwise affected by, sanctions (collectively, “affected securities”), or if deemed appropriate by BFA, the Fund may prohibit in-kind deposits of the affected securities in connection with creation transactions and instead require a cash deposit, which may also increase the Fund's transaction costs. The Fund may also be legally required to freeze assets in a blocked account.
Sanctions have resulted in Russia taking counter measures or retaliatory actions, which has impaired the value and liquidity of Russian securities. These retaliatory measures include the immediate freeze of Russian assets held by the Fund. Due to the freeze of these assets, including depositary receipts, the Fund may need to liquidate non-restricted assets in order to satisfy any Fund redemption orders. The liquidation of Fund assets during this time may also result in the Fund receiving substantially lower prices for its securities. Russia may implement additional retaliatory measures, which may further impair the value and liquidity of Russian securities and the ability of the Fund to receive dividend payments. Recently, Russia has issued a number of countersanctions, some of which restrict the distribution of profits by limited liability companies (e.g., dividends), and prohibits Russian persons from entering into transactions with designated persons from “unfriendly states” as well as the export of raw materials or other products from Russia to certain sanctioned persons. Russian companies may be unable to pay dividends and, if they pay dividends, the Fund may be unable to receive them.
These sanctions, the decision by Russia to suspend trading on the Moscow Exchange (MOEX) and prohibit non-resident investors from executing security sales, and other events have led to changes in the Fund's Underlying Index. The Fund’s Index Provider has removed Russian securities from the Underlying Index. To the extent that the Fund rebalances its portfolio and trades in non-Russian securities to seek to track the investment results of the Underlying Index, this may result in transaction costs and
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increased tracking error. The Fund is currently restricted from trading in Russian securities, including those in its portfolio, while the Underlying Index has removed Russian securities. This disparity will also lead to increased tracking error. The inability of the Fund to trade in Russian securities may adversely affect the Fund’s ability to meet its investment objective. It is unknown when, or if, sanctions may be lifted or the Fund’s ability to trade in Russian securities will resume.
Also, if an affected security is included in the Fund's Underlying Index, the Fund may, where practicable, seek to eliminate its holdings of the affected security by employing or augmenting its representative sampling strategy to seek to track the investment results of its Underlying Index. The use of (or increased use of) a representative sampling strategy may increase the Fund’s tracking error risk. If the affected securities constitute a significant percentage of the Underlying Index, the Fund may not be able to effectively implement a representative sampling strategy, which may result in significant tracking error between the Fund’s performance and the performance of its Underlying Index.
Risk of Investing in Saudi Arabia. The ability of foreign investors (such as the Fund) to invest in the securities of Saudi Arabian issuers is relatively new. Such ability could be restricted by the Saudi Arabian government at any time, and unforeseen risks could materialize with respect to foreign ownership in such securities. In addition, the Saudi Arabian government places investment limitations on the ownership of Saudi Arabian issuers by foreign investors, including a limitation on the Fund’s ownership of any single issuer listed on the Saudi Arabian Stock Exchange, which may prevent the Fund from investing in accordance with its strategy and contribute to tracking error against the Underlying Index. Saudi Arabia is highly reliant on income from the sale of petroleum and trade with other countries involved in the sale of petroleum, and its economy is therefore vulnerable to changes in foreign currency values and the market for petroleum. As global demand for petroleum fluctuates, Saudi Arabia may be significantly impacted. Like most Middle Eastern governments, the government of Saudi Arabia exercises substantial influence over many aspects of the private sector. Although liberalization in the wider economy is underway, in many areas it has lagged significantly: restrictions on foreign ownership persist, and the government has an ownership stake in many key industries. The situation is exacerbated by the fact that Saudi Arabia is governed by an absolute monarchy. Saudi Arabia has historically experienced strained relations with economic partners worldwide, including other countries in the Middle East, due to geopolitical events. Governmental actions in the future could have a significant effect on economic conditions in Saudi Arabia, which could affect private sector companies and the Fund, as well as the value of securities in the Fund’s portfolio. Any economic sanctions on Saudi Arabian individuals or Saudi Arabian corporate entities, or even the threat of sanctions, may result in the decline of the value and liquidity of Saudi Arabian securities, a weakening of the Saudi riyal or other adverse consequences to the Saudi Arabian economy. In addition, Saudi Arabia’s economy relies heavily on cheap, foreign labor, and changes in the availability of this labor supply could have an adverse effect on the economy.
Investments in the securities of Saudi Arabian issuers involve risks not typically associated with investments in securities of issuers in more developed countries that
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may negatively affect the value of the Fund’s investments. Such heightened risks may include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, crime and instability as a result of religious, ethnic and/or socioeconomic unrest. Although the political situation in Saudi Arabia is largely stable, Saudi Arabia has historically experienced political instability, and there remains the possibility that instability in the larger Middle East region could adversely impact the economy of Saudi Arabia. Political instability in the larger Middle East region has caused significant disruptions to many industries. Continued political and social unrest in these areas may negatively affect the value of securities in the Fund’s portfolio.
Risk of Investing in the U.S. Investing in U.S. issuers involves legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. A decrease in imports or exports, changes in trade regulations, inflation, an economic recession, financial system stress, or political turmoil, among other risks, may have an adverse effect on the U.S. economy and the securities listed on U.S. exchanges. The U.S. is also subject to the risk of natural disasters, such as droughts, earthquakes, fires and floods. U.S. security risks include acts of terrorism, internal unrest and a deterioration in relations between the U.S. and certain countries. Any of these may adversely affect the U.S. economy, financial markets or issuers.
Governmental agencies project that the U.S. will maintain elevated public debt levels for the foreseeable future. Although elevated debt levels do not necessarily indicate or cause economic problems, the costs of servicing such debt may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. BlackRock Institutional Trust Company, N.A. (“BTC”), which is the securities lending agent for the iShares/BlackRock ETFs, will take into account the tax impact to Fund shareholders of substitute payments for dividends when managing the securities lending program.
Security Risk. Some geographic areas in which the Fund invests have experienced acts of terrorism and strained international relations due to territorial disputes, historical animosities, defense concerns and other security concerns. These situations may cause uncertainty in the markets of these geographic areas and may adversely affect their economies.
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in
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the Fund’s portfolio and those included in the Underlying Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund's valuation of a security at the time of calculation of the Fund's NAV), transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. BFA EXPECTS THAT THE FUND WILL EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX ETFs.
Valuation Risk. The price that the Fund could receive upon the sale (or other disposition) of a security or other asset may differ from the Fund’s valuation of the security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology. The price received by the Fund also may differ from the value used by the Underlying Index (if applicable). Because non-U.S. exchanges or markets may be open on days or during time periods when the Fund does not price its shares, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when investors are not able to purchase or sell Fund shares.
In addition, for purposes of calculating the Fund's NAV, the value of assets denominated in non-U.S. currencies (if any) is translated into U.S. dollars at the prevailing market rates. This translation may result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index. Authorized Participants that create or redeem Fund shares on days when the Fund is holding fair-valued securities or other assets may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the securities or other assets not been fair valued or been valued using a different methodology. The ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asian Economic Risk. Certain Asian economies have experienced rapid growth and industrialization in recent years, but there is no assurance that this growth rate will be maintained. Other Asian economies, however, have experienced high inflation, high unemployment, currency devaluations and restrictions, and over-extension of credit. Geopolitical hostility, political instability, and economic or environmental events in any
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one Asian country may have a significant economic effect on the entire Asian region, as well as on major trading partners outside Asia. Any adverse event in the Asian markets may have a significant adverse effect on some or all of the economies of the countries in which the Fund invests. In particular, China is a key trading partner of many Asian countries and any changes in trading relationships between China and other Asian countries may affect the region as a whole. Many Asian countries are subject to political risk, including political instability, corruption and regional conflict with neighboring countries. North Korea and South Korea each have substantial military capabilities, and historical tensions between the two countries present the risk of war. Escalated tensions involving the two countries and any outbreak of hostilities between the two countries, or even the threat of an outbreak of hostilities, could have a severe adverse effect on the entire Asian region. Certain Asian countries have developed increasingly strained relationships with the U.S. or with China, and if these relations were to worsen, they could adversely affect Asian issuers that rely on the U.S. or China for trade. In addition, many Asian countries are subject to social and labor risks associated with demands for improved political, economic and social conditions. These risks, among others, may adversely affect the value of the Fund's investments.
Close-Out Risk for Qualified Financial Contracts. Regulations adopted by global prudential regulators require counterparties that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent a Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and also prohibit a Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit risk and other risks to a Fund.
Consumer Goods Industry Risk. Companies in the consumer goods industry may be strongly affected by social trends, marketing campaigns and other factors affecting consumer demand. Governmental regulation affecting the use of various food additives may affect the profitability of certain consumer goods companies represented in the Underlying Index. Many consumer goods in the U.S. may also be marketed globally, and such consumer goods companies may be affected by the demand and market conditions in non-U.S. countries.
Custody Risk. Custody risk refers to the risks inherent in the process of clearing and settling trades, as well as the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets may make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets. In general, the less developed a country’s securities markets are, the higher the degree of custody risk.
Energy Sector Risk. The market value of securities issued by companies in the energy sector may decline for the following reasons, among others: changes in and volatility of
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global energy prices, energy supply and demand, and spending on exploration and production of energy sources; exchange rates, interest rates, economic conditions, and tax treatment; changes in the actual or perceived availability of oil or other resource deposits; the enactment or cessation of trade sanctions or import controls; war or other geopolitical conflicts; negative perception; increased litigation; energy conservation efforts; energy infrastructure developments or service failures; and increased competition and technological advances. Companies in this sector may be subject to substantial government regulation and contractual fixed pricing, which may increase the cost of doing business and limit the earnings of these companies. A significant portion of the revenues of these companies may depend on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of companies in this sector.
Energy companies may also operate in, or engage in transactions involving, countries that have less developed regulatory regimes or a history of expropriation, confiscation of assets, foreign investment restrictions, nationalization or other adverse policies or that are at greater risk of political and social unrest, coups or labor disruptions. Energy companies also face a significant risk of liability from accidents resulting in injury or loss of life or property, pollution or other environmental problems, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, cyber incident, political strife or natural disasters. Any such event could have serious consequences for the general population of the affected area and could have an adverse impact on the Fund’s portfolio and the performance of the Fund. Energy companies may have relatively high levels of debt and may be more likely than other companies to restructure their businesses if there are downturns in energy markets or in the global economy. Energy production companies, especially those for oil and gas, may also have to contend with service disruptions, pipeline and equipment leaks and ruptures, explosions, fires, unscheduled downtime, transportation interruptions, discharges or releases of toxic or hazardous gases and other environmental risks.
The energy sector may experience significant market volatility. For example, Russia’s large-scale invasion of Ukraine on February 24, 2022 led to disruptions and increased volatility in the energy and commodity futures markets due to actual and potential disruptions in the supply and demand for certain commodities, including oil and natural gas. The U.S. and other actors have, in response, enacted various sanctions and restrictions on business dealings with Russia, which include restrictions on imports of oil, natural gas and coal. The effect of the current sanctions and restrictions, as well as the extent and duration of the Russian military action, additional sanctions and associated market disruptions on the energy sector, are impossible to predict and depend on a number of factors. The effect of these events or any related developments could be significant and may have a severe adverse effect on the performance of the Fund.
European Economic Risk. The Economic and Monetary Union (the “eurozone”) of the EU requires compliance by member states that are members of the eurozone with restrictions on inflation rates, deficits, interest rates and debt levels, as well as fiscal and monetary controls, each of which may significantly affect every country in Europe,
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including those countries that are not members of the eurozone. Additionally, European countries outside of the eurozone may present economic risks that are independent of the indirect effects that eurozone policies have on them. In particular, the United Kingdom's (the “U.K.”) economy may be affected by global economic, industrial and financial shifts. Changes in imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of eurozone countries), the default or threat of default by an EU member state on its sovereign debt and/or an economic recession in an EU member state may have a significant adverse effect on the economies of other EU member states and their trading partners. The European financial markets have historically experienced volatility and adverse trends due to concerns about economic downturns or government debt levels in several European countries, including, but not limited to, Austria, Belgium, Cyprus, France, Greece, Ireland, Italy, Portugal, Spain and Ukraine. These events have affected and may in the future adversely affect the exchange rate of the euro and may significantly affect European countries.
Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest, may limit future growth and economic recovery or may have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The U.K. left the EU (“Brexit”) on January 31, 2020. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets.
The national politics of countries in Europe have been unpredictable and subject to influence by disruptive political groups and ideologies, including, for example, secessionist movements. The governments of European countries may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe or war in the region could also impact financial markets. The impact of these events is not clear but could be significant and far-reaching and could adversely affect the value and liquidity of the Fund's investments.
Russian Invasion of Ukraine. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions, including declines in its stock markets and the value of the ruble against the U.S. dollar, are impossible to predict, but could be significant. Disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, import and export restrictions, tariffs or cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians, may impact Russia's economy, Russian issuers of securities in which the Fund invests, or the economies of Europe as a whole. Actual and threatened
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responses to Russian military action may also impact the markets for certain Russian commodities, such as oil and natural gas, as well as other sectors of the Russian economy, and are likely to have collateral impacts on such sectors across Europe and globally.
Healthcare Sector Risk. The profitability of companies in the healthcare sector may be adversely affected by the following factors, among others: extensive government regulations, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, changes in the demand for medical products and services, a limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection. The expiration of a company’s patents may adversely affect that company’s profitability. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. The U.S. Inflation Reduction Act of 2022 allows for the negotiation of prescription drug prices on behalf of Medicare recipients, which may result in reduced prescription prices. This could reduce some healthcare companies’ overall profitability. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and such efforts ultimately may be unsuccessful. Companies in the healthcare sector may be thinly capitalized and may be susceptible to product obsolescence. In addition, a number of legislative proposals concerning healthcare have been considered by the U.S. Congress in recent years. It is unclear what proposals will ultimately be enacted, if any, and what effect they may have on companies in the healthcare sector.
Illiquid Investments Risk. The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and any security or instrument held by the Fund may be deemed an illiquid investment pursuant to the Fund’s liquidity risk management program. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. An investment may be illiquid due to, among other things, the reduced number and capacity of traditional market participants to make a market in securities or instruments, the lack of an active market for such securities or instruments, capital controls, delays or limits on repatriation of local currency, or insolvency of local governments. To the extent that the Fund invests in securities or instruments with substantial market and/or credit risk, the Fund will tend to have increased exposure to the risks associated with illiquid investments. Illiquid investments may be harder to value, especially in changing markets. Although the Fund primarily seeks to redeem shares of the Fund on an in-kind basis, if the Fund is forced
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to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the Fund may be greater than normal. Other market participants may be attempting to liquidate holdings at the same time as the Fund, causing increased supply of the Fund’s underlying investments in the market and contributing to illiquid investments risk and downward pricing pressure. In addition, if the Fund is limited in its ability to sell illiquid investments during periods when shareholders are redeeming their shares, the Fund will need to sell liquid securities to meet redemption requests and illiquid securities will become a larger portion of the Fund’s holdings. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund's NAV.
Large Shareholder and Large-Scale Redemption Risk. Certain shareholders of the Fund, including an Authorized Participant, a third-party investor, the Fund’s adviser, an affiliate of the Fund’s adviser, a market maker, or another entity, may from time to time own or manage a substantial amount of Fund shares or may hold their investment in the Fund for a limited period of time. These shareholders may also pledge or loan Fund shares (to secure financing or otherwise), which may result in the shares becoming concentrated in another party. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment or that the size of the Fund would be maintained. Redemptions of a large number of Fund shares may adversely affect the Fund’s liquidity and net assets. To the extent the Fund permits redemptions in cash, these redemptions may force the Fund to sell portfolio securities or other assets when it might not otherwise do so, which may negatively impact the Fund’s NAV, have a material effect on the market price of Fund shares, increase the Fund’s brokerage costs, accelerate the realization of taxable income and/or capital gains, and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such tax year. The Fund also may be required to sell its more liquid investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price.
To the extent these large shareholders transact in Fund shares on the secondary market, such transactions may account for a large percentage of the trading volume for Fund shares and may, therefore, have a material upward or downward effect on the market price of the shares. In addition, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, diluting its investment returns.
Privatization Risk. Some countries in which the Fund invests have privatized, or have begun the process of privatizing, certain entities and industries. Newly privatized companies may face strong competition from government-sponsored competitors that have not been privatized. In some instances, investors in newly privatized entities have
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suffered losses due to the inability of the newly privatized entities to adjust quickly to a competitive environment or changing regulatory and legal standards or, in some cases, due to re-nationalization of such privatized entities. There is no assurance that similar losses will not recur.
Risk of Investing in Emerging Markets. Investments in emerging market issuers are subject to a greater risk of loss than investments in issuers located or operating in more developed markets. This is due to, among other things, the potential for greater market volatility, lower trading volume, higher levels of inflation, social, political or economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments in emerging market countries than are typically found in more developed markets.
Some countries in which the Fund may invest may experience economic instability, including instability resulting from substantial rates of inflation or significant devaluations of their currency, or economic recessions, which would have a negative effect on the economies and securities markets of their economies. Some of these countries may also impose restrictions on the exchange or export of currency or adverse currency exchange rates and may be characterized by a lack of available currency hedging instruments.
Disparities of wealth, the pace and success of democratization and ethnic, religious and racial disaffection, among other factors, may exacerbate social unrest, violence and labor unrest in some of the countries in which the Fund may invest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses.
Companies in many emerging markets are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in more developed countries, and as a result, information about the securities in which the Fund invests may be less reliable or complete. Moreover, emerging markets often have less reliable securities valuations and greater risks associated with custody of securities than developed markets. There may be significant obstacles to obtaining information necessary for investigations into or litigation against companies and shareholders may have limited legal remedies. The Fund is not actively managed and does not select investments based on investor protection considerations.
In addition, emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging market countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment. Chronic structural public sector deficits in some countries in which the Fund may invest may adversely impact securities held by the Fund.
Local securities markets in emerging market countries may trade a small number of securities and may be unable to respond effectively to changes in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times. Settlement procedures in emerging market countries are frequently less developed and reliable than those in the U.S. (and other developed countries). In addition, significant delays may occur in certain markets in registering the transfer of securities.
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Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could have an adverse effect on the Fund in seeking to achieve its investment objective.
Investing in emerging market countries involves a higher risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested in certain emerging market countries. As a result, investments in certain countries in which the Fund may invest may be subject to loss due to expropriation or nationalization of assets and property or the imposition of restrictions on foreign investments and repatriation of capital.
Technology Companies Risk. Technology companies and companies that rely heavily on technological advances may have limited product lines, markets, financial resources and personnel. These companies may face rapid product obsolescence as well as unexpected risks and costs related to new product introduction and technological developments, such as artificial intelligence and machine learning. Technology companies may be adversely affected by disruptions to supply chains and distribution networks as well as issues at third-party partners. They are heavily dependent on patent and other intellectual property rights, and the loss or impairment of these rights may adversely affect their profitability. Technology companies may face increased government scrutiny and may be subject to adverse government or legal action. These companies also may be adversely affected by, among other things, actual or perceived security vulnerabilities or other defects in their products and services, which may result in lawsuits, government enforcement actions and other remediation costs.
Threshold/Underinvestment Risk. If certain aggregate and/or fund-level ownership thresholds are reached through transactions undertaken by BFA, its affiliates or the Fund, or as a result of third-party transactions or actions by an issuer or regulator, the ability of BFA and its affiliates on behalf of clients (including the Fund) to purchase or dispose of investments, exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. The capacity of the Fund to invest in certain securities or other assets may be affected by the relevant threshold limits, and such limitations may have adverse effects on the liquidity and performance of the Fund’s portfolio holdings. To the extent a Fund tracks an index, such limits may increase the risk of the Fund being underinvested in an asset relative to its Underlying Index and increase the risk of tracking error.
For example, ownership limits may apply to securities whose issuers operate in certain regulated industries or in certain international markets. Such limits also may apply where the investing entity (such as the Fund) is subject to corporate or regulatory ownership restrictions or invests in certain futures or other derivative transactions. In certain circumstances, aggregate and/or fund-level amounts invested or voted by BFA and its affiliates for their proprietary accounts and for client accounts (including the Fund) may not exceed the relevant limits without the grant of a license or other regulatory or corporate consent. In other cases, exceeding such thresholds may cause BFA and its affiliates, the Fund or other client accounts to suffer disadvantages or business restrictions.
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Utilities Sector Risk. Companies in the utilities sector may be adversely affected by changes in exchange rates, domestic and international competition, and governmental limitations on rates charged to consumers. The value of regulated utility debt securities (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates. Deregulation may subject utility companies to greater competition and may adversely affect their profitability. Federal legislation may facilitate the construction of electric transmission lines not only by public utilities but also by independent transmission developers, which could increase competition in the wholesale electricity markets. As deregulation allows utility companies to diversify outside of their original geographic regions and their traditional lines of business, utility companies may engage in riskier ventures. In addition, deregulation may eliminate restrictions on the profits of certain utility companies, but may also subject these companies to greater risk of loss. Companies in the utilities industry may have difficulty obtaining an adequate return on invested capital, raising capital, or financing large construction projects during periods of inflation or unsettled capital markets; face restrictions on operations and increased cost and delays attributable to environmental considerations and regulation; find that existing plants, equipment or products have been rendered obsolete by technological innovations; or be subject to increased costs because of the scarcity of certain fuels or the effects of man-made or natural disasters. Existing and future regulations or legislation may make it difficult for utility companies to operate profitably. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. There is no assurance that regulatory authorities will grant rate increases in the future or that such increases will be adequate to permit the payment of coupon payments on bonds issued by such company. Energy conservation and changes in climate policy may also have a significant adverse impact on the revenues and expenses of utility companies.
Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The Fund discloses its portfolio holdings daily at www.iShares.com. Fund fact sheets providing information regarding the Fund's top holdings are posted on www.iShares.com when available and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Fund. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
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Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, and litigation expenses and any extraordinary expenses (as determined by a majority of the Trustees who are not “interested persons” of the Trust). Operating expenses paid by BFA under the Investment Advisory Agreement exclude acquired fund fees and expenses, if any.
For the fiscal year ended February 29, 2024, BFA was paid a management fee from the Fund, as a percentage of the Fund’s average daily net assets, at the annual rate of 0.04%. BFA may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”). As of March 31, 2024, BFA and its affiliates provided investment advisory services for assets of approximately $10.5 trillion. BFA and its affiliates trade and invest for their own accounts in the actual securities and types of securities in which the Fund may also invest, which may affect the price of such securities.
A discussion regarding the basis for the approval by the Trust's Board of Trustees (the “Board”) of the Investment Advisory Agreement with BFA is available in the Fund's Semi-Annual Report for the period ended August 31.
Portfolio Managers. James Mauro and Karen Uyehara are primarily responsible for the day-to-day management of the Fund. The Portfolio Managers are responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their respective portfolio management teams to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of their respective portfolio management teams who have more limited responsibilities.
James Mauro has been employed by BFA or its affiliates as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since 2011.
Karen Uyehara has been employed by BFA or its affiliates as a senior portfolio manager since 2010. Prior to that, Ms. Uyehara was a portfolio manager at Western Asset Management Company (WAMCO). Ms. Uyehara has been a Portfolio Manager of the Fund since 2021.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company is the administrator, custodian and transfer agent for the Fund. JPMorgan
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Chase Bank, N.A. serves as custodian for the Fund in connection with certain securities lending activities.
Conflicts of Interest. The investment activities of BFA and its affiliates (including BlackRock and its subsidiaries (collectively, the “Affiliates”)), and their respective directors, officers or employees, in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and its Affiliates provide investment management services to other funds and discretionary managed accounts that may follow investment programs similar to that of the Fund. BFA and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more Affiliates act, or may act, as an investor, research provider, investment manager, commodity pool operator, commodity trading advisor, financier, underwriter, adviser, trader, lender, index provider, agent and/or principal, and have other direct and indirect interests in securities, currencies, commodities, derivatives and other instruments in which the Fund may directly or indirectly invest. The Fund may invest in securities of, or engage in other transactions with, companies with which an Affiliate has significant debt or equity investments or other interests. The Fund may also invest in issuances (such as structured notes) by entities for which an Affiliate provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. The Fund also may invest in securities of, or engage in other transactions with, companies for which an Affiliate provides or may in the future provide research coverage. An Affiliate may have business relationships with, and purchase or distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund. This may include transactions in securities issued by other open-end and closed-end investment companies (which may include investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”)). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate having positions in certain securities that are senior or junior to, or have interests different from or adverse to, the securities that are owned by the Fund.
Neither BlackRock nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. The results of the Fund's investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by BlackRock or an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
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In addition, the Fund may, from time to time, enter into transactions in which BFA or an Affiliate or its or their directors, officers, employees or clients have an adverse interest. Furthermore, transactions undertaken by clients advised or managed by BFA or its Affiliates may adversely impact the Fund. Transactions by one or more clients or by BFA or its Affiliates or their directors, officers or employees may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to BFA or one or more Affiliates and/or their internal policies designed to comply with such restrictions.
Under a securities lending program approved by the Board, the Fund has retained BTC, an Affiliate of BFA, to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the securities lending agent will receive a fee from the Fund based on the returns earned on the Fund’s lending activities, including investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
Under an ETF Services Agreement, the Fund has retained BlackRock Investments, LLC (the “Distributor” or “BRIL”), an Affiliate of BFA, to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units of the Fund (“ETF Services”). BRIL will retain a portion of the standard transaction fee received from Authorized Participants on each creation or redemption order from the Authorized Participant for the ETF Services provided. BlackRock collaborated with, and received payment from, Citibank, N.A. (“Citibank”) on the design and development of the ETF Services platform. Citibank may have, or from time to time may develop, additional relationships with BlackRock or funds managed by BFA and its affiliates.
It is also possible that, from time to time, BlackRock and/or its advisory clients (including other funds and separately managed accounts) may, subject to compliance with applicable law, purchase and hold shares of the Fund. The price, availability, liquidity, and (in some cases) expense ratio of the Fund may be impacted by purchases and sales of the Fund by BlackRock and/or its advisory clients.
The activities of BFA and its Affiliates and their respective directors, officers or employees may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations
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and Redemptions section of this Prospectus. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange or otherwise in the secondary market. The Fund's shares trade under the ticker symbol “USIG.”
Buying or selling Fund shares on an exchange or other secondary market involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you may incur a brokerage commission and other charges. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The Fund's spread may also be impacted by the liquidity or illiquidity of the underlying securities held by the Fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities.
The Fund does not impose restrictions on the frequency of purchases and redemptions of Fund shares directly with the Fund. The Board determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of Fund shares because the Fund generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. However, the Fund has taken certain measures (e.g., imposing transaction fees on purchases and redemptions of Creation Units and reserving the right to reject purchases of Creation Units under certain circumstances) to minimize the potential consequences of frequent cash purchases and redemptions by Authorized Participants, such as increased tracking error, disruption of portfolio management, dilution to the Fund, and/or increased transaction costs. Further, the vast majority of trading in Fund shares occurs on the secondary market, which does not involve the Fund directly, and such trading is unlikely to cause many of the harmful effects of frequent cash purchases or redemptions of Fund shares.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is Nasdaq.
Section 12(d)(1) of the 1940 Act generally restricts investments by investment companies, including foreign and unregistered investment companies, in the securities
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of other investment companies. For example, a registered investment company (the “Acquired Fund”), such as the Fund, may not knowingly sell or otherwise dispose of any security issued by the Acquired Fund to any investment company (the “Acquiring Fund”) or any company or companies controlled by the Acquiring Fund if, immediately after such sale or disposition: (i) more than 3% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and any company or companies controlled by the Acquiring Fund, or (ii) more than 10% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and other investment companies and companies controlled by them. However, registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) in reliance on Rule 12d1-4 under the 1940 Act, the registered investment company must, among other things, enter into an agreement with the Trust. Foreign investment companies are permitted to invest in the Fund only up to the limits set forth in Section 12(d)(1), subject to any applicable SEC no-action relief.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of, and holds legal title to, all outstanding shares of the Fund.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as the supply of and demand for ETF shares and underlying securities held by the Fund, economic conditions and other factors.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the close of regular trading hours of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund is determined pursuant to BFA’s valuation policies and procedures. BFA has been
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designated by the Board as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act.
The Fund values fixed-income portfolio securities using last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Fund's approved independent third-party pricing services, each in accordance with BFA's valuation policies and procedures. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller odd lot sizes. Odd lots often trade at lower prices than institutional round lots. An amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless BFA determines in good faith that such method does not represent fair value.
Generally, trading in non-U.S. securities and money market instruments is substantially completed each day at various times prior to the close of regular trading hours of the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, BFA will fair value the Fund’s investments in accordance with its policies and procedures. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of trading or other reasons, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, when there is a significant event subsequent to the most recent market quotation, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available. A “significant event” is deemed to occur if BFA determines, in its reasonable business judgment prior to or at the time of pricing the Fund’s assets or liabilities, that the event is likely to cause a material change to the last exchange closing price or closing market price of one or more assets held by, or liabilities of, the Fund.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
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Dividends and Distributions.
General Policies. Dividends from net investment income, if any, generally are declared and paid at least once a year by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Note on Tax Information. The following sections summarize some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Certain states and localities may exempt from tax distributions attributable to interest from U.S. federal government obligations. Consult your personal tax advisor about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, in which case your distributions generally will be taxable when withdrawn, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Long-term capital gains are eligible for taxation at a maximum rate of 15% or 20% for non-corporate shareholders, depending on whether their income
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exceeds certain threshold amounts. Distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married and filing jointly) and of estates and trusts. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
You may lose the ability to use foreign tax credits passed through by the Fund if your Fund shares are loaned out pursuant to a securities lending agreement.
If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
Dividends, interest and capital gains earned by the Fund with respect to securities issued by non-U.S. issuers may give rise to withholding, capital gains and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the total assets of the Fund at the close of a year consists of non-U.S. stocks or securities (generally, for this purpose, depositary receipts, no matter where traded, of non-U.S. companies are treated as “non-U.S.”), generally the Fund may “pass through” to you certain non-U.S. income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.
For purposes of foreign tax credits for U.S. shareholders of the Fund, foreign capital gains taxes may not produce associated foreign source income, limiting the availability of such credits for U.S. persons.
If you are neither a resident nor a citizen of the U.S. or if you are a non-U.S. entity (other than a pass-through entity to the extent owned by U.S. persons), the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.
Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account
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holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information concerning their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership, unless certain exceptions apply.
If you are a resident or a citizen of the U.S., by law, backup withholding at a 24% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes When Shares Are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. Each “creator” or authorized participant (an “Authorized Participant”) has entered into an agreement with the Fund's Distributor, an affiliate of BFA. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units.
A creation transaction, which is subject to acceptance by the Distributor and the Fund, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities, assets or other positions (a “creation basket”), and an amount of cash (including any cash representing the value of substituted securities, assets or other positions), if any, which together approximate the holdings of the Fund in exchange for a specified number of Creation Units. Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities, assets or other positions (a “redemption basket”) held by the Fund and an amount of cash (including any portion of such securities for which cash may be substituted). The Fund may, in certain circumstances, offer Creation Units partially or solely for cash.
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Except when aggregated in Creation Units, shares are not redeemable by the Fund. Creation and redemption baskets may differ and the Fund will accept “custom baskets.” More information regarding custom baskets is contained in the Fund's SAI.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
Only an Authorized Participant may create or redeem Creation Units with the Fund. Authorized Participants may create or redeem Creation Units for their own accounts or for customers, including, without limitation, affiliates of the Fund.
In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined in Rule 144A under the 1933 Act, will not be able to receive restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant that has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
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Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 50 Hudson Yards, New York, NY 10001.
BFA or its affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, data provision services, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments or other financial incentives it is eligible to receive. Therefore, such payments or other financial incentives offered or made to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its affiliates.
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Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)

	iShares Broad USD Investment Grade Corporate Bond ETF
	Year Ended 02/29/24	Year Ended 02/28/23	Year Ended 02/28/22	Year Ended 02/28/21	Year Ended 02/29/20
Net asset value, beginning of year	$49.43	$56.64	$60.09	$60.20	$53.97
Net investment income(a)	2.09	1.66	1.36	1.67	1.97
Net realized and unrealized gain (loss)(b)	0.87	(7.28)	(3.43)	(0.06)	6.21
Net increase (decrease) from investment operations	2.96	(5.62)	(2.07)	1.61	8.18
Distributions from net investment income(c)	(2.04)	(1.59)	(1.38)	(1.72)	(1.95)
Net asset value, end of year	$50.35	$49.43	$56.64	$60.09	$60.20
Total Return(d)
Based on net asset value	6.14%	(9.99)%	(3.51)%	2.70%	15.41%
Ratios to Average Net Assets(e)
Total expenses	0.04%	0.04%	0.04%	0.06%	0.06%
Net investment income	4.20%	3.27%	2.27%	2.77%	3.44%
Supplemental Data
Net assets, end of year (000)	$10,478,746	$8,240,435	$6,582,071	$5,913,258	$4,277,259
Portfolio turnover rate(f)	10%	11%	12%	13%	13%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f) Portfolio turnover rate excludes in-kind transactions, if any.
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Index Provider
The Underlying Index is owned, maintained and administered by IDI. IDI is not affiliated with the Trust, BFA, the Distributor or any of their respective affiliates.
BFA or its affiliates have entered into a license agreement with the Index Provider to use the Underlying Index. BFA, or its affiliates, sublicenses rights in the Underlying Index to the Trust at no charge.
Disclaimers
ICE® is a registered trademark of IDI or its affiliates and BofA® is a registered trademark of BofA licensed by BofA and its affiliates and may not be used without BofA’s prior written approval. These trademarks have been licensed, along with the Underlying Index, for use by BlackRock, Inc. and its affiliates (“BlackRock”) in connection with the Fund. Neither BlackRock, Inc., the Trust nor the Fund, as applicable, is sponsored, endorsed, sold or promoted by IDI, its affiliates or its third party suppliers (“IDI and its Suppliers”). IDI and its Suppliers make no representations or warranties regarding the advisability of investing in securities generally, in the Fund particularly, the Trust or the ability of the Underlying Index to track general market performance. IDI’s only relationship to BlackRock is the licensing of certain trademarks and trade names and the Underlying Index or components thereof. The Underlying Index is determined, composed and calculated by IDI without regard to BlackRock or the Fund or its holders. IDI has no obligation to take the needs of BlackRock or the holders of the Fund into consideration in determining, composing or calculating the Underlying Index. IDI is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be priced, sold, purchased, or redeemed. Except for certain custom index calculation services, all information provided by IDI is general in nature and not tailored to the needs of BlackRock or any other person, entity or group of persons. IDI has no obligation or liability in connection with the administration, marketing, or trading of the Fund. IDI is not an investment adviser. Inclusion of a security within an index is not a recommendation by IDI to buy, sell, or hold such security, nor is it considered to be investment advice.
IDI AND ITS SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE UNDERLYING INDEX, INDEX DATA AND ANY INFORMATION INCLUDED IN, RELATED TO, OR DERIVED THEREFROM (“INDEX DATA”). IDI AND ITS SUPPLIERS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE UNDERLYING INDEX AND THE INDEX DATA, WHICH ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK.
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The past performance of the Underlying Index is not a guide to future performance. BFA and its affiliates do not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA and its affiliates shall have no liability for any errors, omissions or interruptions therein. BFA and its affiliates make no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA or its affiliates have any liability for any special, punitive, direct, indirect, consequential or any other damages (including lost profits), even if notified of the possibility of such damages.
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Want to know more?
iShares.com  | 1-800-474-2737
Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at www.iShares.com. Copies of the Prospectus, SAI, shareholder reports and other information, as applicable and when available, can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is, or will be, available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual Report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 1 University Square Drive, Princeton, NJ 08540
Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
©2024 BlackRock, Inc. All rights reserved. iSHARES® and BLACKROCK®are registered trademarks of BFA and its affiliates. All other marks are the property of their respective owners.
Investment Company Act File No.: 811-09729
IS-P-USIG-0624

June 28, 2024

2024 Prospectus
iShares Trust
• iShares California Muni Bond ETF | CMF | NYSE ARCA

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

ICE® is a trademark of ICE Data Indices, LLC or its affiliates and has been licensed for use for certain purposes by BlackRock Fund Advisors or its affiliates. iShares® and BlackRock® are registered trademarks of BlackRock Fund Advisors and its affiliates.
i

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iSHARES® CALIFORNIA MUNI BOND ETF
Ticker: CMFStock Exchange: NYSE Arca
Investment Objective
The iShares California Muni Bond ETF (the “Fund”) seeks to track the investment results of an index composed of investment-grade municipal bonds issued in the State of California.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except: (i) the management fees, (ii) interest expenses, (iii) taxes, (iv) expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, (v) distribution fees or expenses, and (vi) litigation expenses and any extraordinary expenses.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)[1,2]
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[3]	Total Annual Fund Operating Expenses
0.08%	None	0.00%	0.08%

1
Operating expenses paid by BFA under the Investment Advisory Agreement exclude acquired fund fees and expenses, if any.
2
The expense information in the table has been restated to reflect current fees.
3
The amount rounded to 0.00%.
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$8	$26	$45	$103
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Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 26% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to track the investment results of the ICE AMT-Free California Municipal Index (the “Underlying Index”), which measures the performance of U.S. dollar denominated investment grade tax-exempt debt publicly issued in the U.S. domestic market by the state of California and its political subdivisions. As of February 29, 2024, there were 3,887 issues in the Underlying Index. As of February 29, 2024, a significant portion of the Underlying Index is represented by municipal bonds. The components of the Underlying Index are likely to change over time.
The Underlying Index includes municipal bonds issued in the State of California (“California”), the interest of which is exempt from Federal income taxes and not subject to alternative minimum tax. Each bond in the Underlying Index must have a rating of at least BBB- by Standard & Poor’s® Global Ratings, a subsidiary of S&P Global, Baa3 by Moody’s Investors Service, Inc., or BBB- by Fitch Ratings, Inc. A bond must be rated by at least one of these three rating agencies in order to qualify for the Underlying Index, and the lowest rating will be used in determining if the bond is investment grade. Each bond in the Underlying Index must be a constituent of an offering where the original offering amount was at least $100 million and have a minimum par amount (i.e., currently outstanding face value) of $15 million. In addition, each bond must have a minimum remaining term to final maturity greater than or equal to one calendar month to be included in the Underlying Index. The Underlying Index is a market-value weighted index and is subject to a capping methodology that aims at reducing index concentration. The Underlying Index is rebalanced on the last calendar day of the month.
BFA uses an indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of an applicable
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underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market value and industry weightings), fundamental characteristics (such as return variability, duration (i.e., a security's price sensitivity to a change in interest rates), maturity or credit ratings and yield) and liquidity measures similar to those of an applicable underlying index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund will invest at least 80% of its assets in the component securities of the Underlying Index, and the Fund will invest at least 90% of its assets in fixed income securities of the types included in the Underlying Index that BFA believes will help the Fund track the Underlying Index. The Fund will invest no more than 10% of its assets in futures, options and swaps contracts that BFA believes will help the Fund track the Underlying Index as well as in fixed income securities other than the types included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. Cash and cash equivalent investments associated with a derivative position will be treated as part of that position for the purposes of calculating the percentage of investments included in the Underlying Index. The Fund generally holds municipal bond securities issued by California and its municipalities whose interest payments are exempt from U.S. federal and California state income taxes and the federal alternative minimum tax (“AMT”). As of the date of this Prospectus, interest that is exempt from U.S. federal income tax is also exempt from the federal Medicare contribution tax of 3.8% on “net investment income.”
In addition, the Fund intends to invest any cash assets in one or more municipal money market funds, which may be advised by BFA or its affiliates. The Fund seeks to track the investment results of the Underlying Index before fees and expenses of the Fund.
The Underlying Index is sponsored by ICE Data Indices, LLC (the “Index Provider” or “IDI”), which is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective. Certain key risks are prioritized below (with others following in alphabetical
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order), but the relative significance of any risk is difficult to predict and may change over time. You should review each risk factor carefully.
California Municipal Securities Risk. Because the Fund invests substantially in California municipal securities, it is more exposed to adverse political, economic and regulatory developments within the state than a fund that invests more widely.
Municipal Securities Risk. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the inability to collect revenues from such projects or assets. Certain municipal securities are issued by entities with limited taxing authority such as school districts, or are dependent on revenue from a particular sector or industry, such as the utilities sector, infrastructure sector, or transportation industry.
Interest Rate Risk. Interest rate risk refers to fluctuations in the value of a fixed-income security due to changes in the general level of interest rates. An increase in interest rates generally will cause the value of fixed-income securities to decline. Securities with longer maturities generally are more sensitive to interest rate changes and subject to greater fluctuations in value. Changes in interest rates may have unpredictable effects on fixed-income markets and result in heightened market volatility and lower liquidity for certain instruments, all of which may adversely affect the Fund’s performance. Interest rate changes can be sudden and unpredictable and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for fixed-income securities.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, pandemics or other public health issues, recessions, the prospect or occurrence of a sovereign default or other financial crisis, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.
Index-Related Risk. The Index Provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor BFA can offer assurances that the Index Provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the Index Provider may not identify or correct them promptly or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may
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impact the Index Provider or a third-party data provider and could cause the Index Provider to postpone a scheduled rebalance. This could cause the Underlying Index to vary from its normal or expected composition.
Asset Class Risk. The securities and other assets in the Underlying Index or in the Fund’s portfolio may underperform in comparison to financial markets generally, a particular financial market, another index, or other asset classes.
Authorized Participant Concentration Risk. An “Authorized Participant” is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows the Authorized Participant to place orders for the purchase and redemption of creation units (“Creation Units”). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. There are a limited number of institutions that may act as Authorized Participants for the Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in creation or redemption transactions. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for the Fund and no other Authorized Participant places orders, Fund shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund's income, or in securities with greater risks or with other less favorable features.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities or other assets of one or more issuers, countries or other geographic units, markets, industries, project types, or asset classes.
Credit Risk. Debt issuers and other counterparties may be unable or unwilling to make timely interest and/or principal payments when due or otherwise honor their obligations. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also adversely affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on an issuer's or counterparty's financial condition and on the terms of an obligation.
Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund, its adviser, distributor, Index Provider, other service providers, counterparties, or issuers of assets in which the Fund invests may cause disruptions that negatively impact the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. The Fund cannot control the cybersecurity plans and systems of its service providers, counterparties, and
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other third parties whose activities affect the Fund.
Income Risk. The Fund's income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds.
Issuer Risk. The performance of the Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value of securities or other assets may decline, or perform differently from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.
Management Risk. The Fund is not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets. As the Fund will not fully replicate the Underlying Index and may hold securities or other assets not included in the Underlying Index, it is subject to the risk that the investment strategy of BFA may not produce the intended results. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares (including through a trading halt), losses from trading in secondary markets, periods of high volatility, and disruptions in the process of creating and redeeming Fund shares. Any of these factors, among others, may lead to the Fund’s shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund shares.
Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that, compared with funds that are classified as “diversified,” the Fund may invest a greater percentage of its assets in securities or other instruments representing a small number of issuers or counterparties and thus may be more susceptible to the risks associated with these particular issuers or counterparties. As a result, the Fund's performance may depend to a greater extent on the performance of a small number of issuers or counterparties, which may lead to more volatility in the Fund’s NAV.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Risk of Investing in the U.S. Investing in U.S. issuers subjects the Fund to
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legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.
Tax Risk. There is no guarantee that the Fund's income will be exempt from U.S. federal or California income taxes, the federal AMT or the federal Medicare contribution tax of 3.8% on “net investment income.”
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions, or as a result of certain features of index construction that pose challenges in light of tax and regulatory considerations. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
Valuation Risk. The price that the Fund could receive upon the sale (or other disposition) of a security or other asset may differ from the Fund’s valuation of the security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology. The price received by the Fund also may differ from the value used by the Underlying Index. In addition, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when investors are not able to purchase or sell Fund shares. Authorized Participants that create or redeem Fund shares on days when the Fund is holding fair-valued securities or other assets may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the securities or other assets not been fair valued or been valued using a different methodology. The ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
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Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns for 1, 5, and 10 years compare with the Underlying Index. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Calendar Year-by-Year Returns1

1
The Fund’s year-to-date return as of March 31, 2024 was -0.36%.
The best calendar quarter return during the periods shown above was 6.81% in the 4th quarter of 2023; the worst was -6.16% in the 1st quarter of 2022.
Updated performance information, including the Fund’s current NAV, may be obtained by visiting our website at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).
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Average Annual Total Returns
(for the periods ended December 31, 2023)
	One Year	Five Years	Ten Years
(Inception Date: 10/4/2007)
Return Before Taxes	5.59%	1.83%	2.74%
Return After Taxes on Distributions[1]	5.58%	1.83%	2.74%
Return After Taxes on Distributions and Sale of Fund Shares[1]	4.28%	1.87%	2.64%
ICE AMT-Free California Municipal Index[2] (Index returns do not reflect deductions for fees, expenses, or taxes)	5.72%	2.06%	2.98%

1
After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.
2
Index returns through September 14, 2021 reflect the performance of the S&P California AMT-Free Municipal Bond Index. Index returns beginning on September 15, 2021 reflect the performance of the ICE AMT-Free California Municipal Index, which, effective as of September 15, 2021, replaced the S&P California AMT-Free Municipal Bond Index as the Underlying Index of the Fund.
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Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro and Karen Uyehara (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Ms. Uyehara have been Portfolio Managers of the Fund since 2011 and 2021, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Tax Information
The Fund intends to make distributions primarily from net tax-exempt income, although distributions of taxable capital gains may also occur. The Fund is generally not an appropriate investment for a 401(k) plan or an IRA. Please consult your personal tax advisor.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.
ETFs are funds that trade like other publicly traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents an ownership interest in an underlying portfolio of securities and other instruments intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants and only in aggregations of a specified number of shares (“Creation Units”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
An index is a financial calculation, based on a grouping of financial instruments, and is not an investment product, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary for a number of reasons, including transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from the Fund's use of representative sampling or from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index. From time to time, the Index Provider may make changes to the methodology or other adjustments to the Underlying Index. Unless otherwise determined by BFA, any such change or adjustment will be reflected in the calculation of the Underlying Index performance on a going-forward basis after the effective date of such change or adjustment. Therefore, the Underlying Index performance shown for periods prior to the effective date of any such change or adjustment will generally not be recalculated or restated to reflect such change or adjustment.
Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
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An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
The Fund's investment objective and the Underlying Index may be changed without shareholder approval.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments. The order of the below risk factors does not indicate the significance of any particular risk factor. The Fund discloses its portfolio holdings daily at www.iShares.com.
Asset Class Risk. The securities and other assets in the Fund’s portfolio or its Underlying Index may underperform in comparison to other indexes that track, or assets that represent, other countries or geographic units, industries, markets, market segments, or asset classes. Various types of securities, other assets and indexes may experience cycles of outperformance and underperformance in comparison to financial markets generally. This divergence may be due to a number of factors including, among other things, inflation, interest rates, productivity, global demand for local products or resources, and regulation and governmental controls. This may cause the Fund to underperform other investment vehicles that invest in different asset classes.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. There are a limited number of institutions that may act as Authorized Participants for the Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in creation or redemption transactions. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for the Fund and no other Authorized Participant places orders, Fund shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for a Fund that invests in securities issued by non-U.S. issuers or instruments with lower trading volume. Such assets often entail greater settlement and operational complexity and higher capital costs for Authorized Participants, which may limit the number of Authorized Participants that engage with the Fund.
California Municipal Securities Risk. The Fund will invest primarily in municipal securities issued by or on behalf of California state or local governments or agencies. Risks affecting issuers of California municipal securities include, but are not limited to, any continuing economic and health-related impacts of the COVID-19 pandemic on the national, state and local economies; impacts on public agency funding needs; constitutional limitations affecting the ability of the state and municipalities to address financial downturns without voter approval; the impact of federal tax law changes; the impact of international events on consumer confidence, oil supplies and oil prices; the impact of behavioral changes in reaction to income and sales tax increases; shifts in monetary policy affecting interest rates and the financial markets; the magnitude of
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pension and post-retirement health care commitments, and the impact on the funding of such benefits of lower than expected returns; the impact of consumer spending on tax collections; increased demand for entitlement-based and claims-based programs such as Medicaid, public assistance and general public health; access to the capital markets in light of disruptions in the market; litigation against the state; the risk of earthquakes, climate change or other natural catastrophes to the state or localities; actions taken by the federal government, including audits, disallowances, changes in aid levels, and changes to Medicaid rules; and any reduction in the creditworthiness of issuers of California municipal securities. For more information on the risks associated with California municipal instruments, see the Special Considerations Regarding Investments in California Municipal Securities section of the Fund’s Statement of Additional Information (“SAI”).
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund’s income, or in securities with greater risks or with other less favorable features.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities or other assets of one or more issuers, countries or other geographic units, markets, industries, project types, or asset classes. A Fund with investment concentration may be more adversely affected by the underperformance of those assets, may experience greater price volatility and may be more susceptible to adverse economic, market, political or regulatory impacts on those assets compared to a fund that does not concentrate its investments.
Credit Risk. Credit risk is the risk that the issuer or guarantor of a debt instrument or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments when due or otherwise honor its obligations. There are varying degrees of credit risk, depending on an issuer’s or counterparty’s financial condition and on the terms of an obligation, which may be reflected in the issuer’s or counterparty’s credit rating. There is the chance that the Fund’s portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), or that the market’s perception of an issuer’s creditworthiness may worsen, potentially reducing the Fund’s income level or share price.
Cybersecurity Risk. The Fund and entities that interact with the Fund are susceptible to operational, information security and related cybersecurity risks, both directly and through their service providers. These entities include, but are not limited to, the Fund’s adviser, distributor, other service providers (e.g., index and benchmark providers, accountants, custodians, transfer agents and administrators), counterparties, market makers, Authorized Participants, listing exchanges, other financial market operators, and governmental authorities. Cybersecurity risks are also present for issuers of securities or other assets in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s
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investment in such issuers to lose value. Cyber incidents can result from deliberate attacks or unintentional events. They include, but are not limited to, gaining unauthorized access to systems, misappropriating assets or sensitive information, corrupting or destroying data, and causing operational disruption. Geopolitical tensions may increase the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing.
Cybersecurity incidents may cause disruptions and impact business operations and may result in any of the following: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and other legal and compliance expenses. In addition, cyber incidents may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the Fund’s functioning inaccessible, inaccurate or incomplete. The Fund may incur substantial costs in order to resolve or prevent cyber incidents.
The Fund has established business continuity plans in the event of, and risk management systems to prevent, cyber incidents. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, that prevention and remediation efforts will not be successful or that cyber incidents will go undetected. Furthermore, the Fund cannot control the cybersecurity plans and systems of its service providers, counterparties, and other third parties whose activities affect the Fund. The Fund and its shareholders could be negatively impacted as a result.
Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds. The Index Provider’s substitution of bonds in the Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index’s stated maturity guidelines.
Index-Related Risk. The Fund seeks to achieve a return that corresponds generally to the price and yield performance, before fees and expenses, of its Underlying Index as published by the Index Provider. There is no assurance that the Index Provider or its agents will construct or calculate the Underlying Index accurately. While the Index Provider describes what the Underlying Index is designed to achieve, neither the Index Provider nor its agents provide any warranty or accept any liability regarding the quality, accuracy or completeness of the Underlying Index or its related data, and they do not guarantee that the Underlying Index will be in line with the Index Provider’s methodology. BFA also does not provide any warranty or guarantee against the Index Provider’s or any agent’s errors.
The Index Provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor BFA can offer assurances that the
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Index Provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the Index Provider may not identify or correct them promptly or at all, particularly for indexes that are less commonly used as benchmarks. In addition, there may be heightened risks associated with the adequacy and reliability of information about emerging markets constituents, as such markets may have less information available or less regulatory oversight. Errors related to the Underlying Index may negatively or positively impact the Fund and its shareholders. For example, if the Underlying Index contains incorrect constituents, the Fund will have exposure to such constituents and will be underexposed to the Underlying Index’s other constituents. Shareholders should understand that any gains from the Index Provider’s errors will be kept by the Fund and its shareholders and any losses or costs from such errors will be borne by the Fund and its shareholders.
Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider and could cause the Index Provider to postpone a scheduled rebalance to the Underlying Index. This could cause the Underlying Index to vary from its normal or expected composition. If a scheduled rebalance is postponed, index constituents that would otherwise be removed at the rebalance (due to, for example, changes in market capitalization or issuer credit ratings) may remain, causing the performance and constituents of the Underlying Index to vary from those expected under normal conditions. In addition, to the extent circumstances evolve between periodic index reviews and reconstitutions, the Underlying Index may include constituents that do not align with its objective or selection criteria, and the Fund tracking the Underlying Index may be similarly affected.
In addition to scheduled rebalances, the Index Provider or its agents may carry out ad hoc index rebalances due to reaching certain weighting constraints, unusual market conditions, corporate events, or corrections of errors. The Fund will in turn rebalance its portfolio to attempt to increase the correlation between the portfolio and the Underlying Index. The Fund and its shareholders will directly bear any transaction costs and market exposure from such portfolio rebalancing. Therefore, index-related errors and ad hoc rebalances may increase the Fund’s costs and tracking error.
Interest Rate Risk. Changes in interest rates may have unpredictable effects on fixed-income markets and result in heightened market volatility and lower liquidity for certain instruments, all of which may adversely affect the Fund’s performance. Interest rate changes can be sudden and unpredictable and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for fixed-income securities.
When interest rates rise, the value of fixed-income securities or other instruments sensitive to interest rates typically decreases. A measure that investors commonly use to determine this price sensitivity is called duration. Fixed-income securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. For example, if a bond has a duration of five years and interest rates rise, the price of the bond will
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likely decline by a greater percentage than for a bond with a one-year duration. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer duration, rising interest rates may cause the value of the Fund’s investments to decline significantly, which would adversely affect the value of the Fund. Changes in prevailing interest rates, particularly sudden and significant changes, may lead to fluctuations in the value of floating rate debt securities, as the rates for those securities typically reset only periodically. In addition, decreases in market-making capacity for fixed-income dealers may lead to lower trading volume, heightened volatility, wider bid-ask spreads and less transparent pricing in certain fixed-income markets.
During periods of very low or negative interest rates, a Fund may be unable to maintain positive returns or pay dividends to shareholders. Under certain market conditions when interest rates are set at low levels and the market prices of portfolio securities have increased, a Fund may have a very low or even negative yield, which would cause the Fund to lose money in certain conditions and time periods.
Issuer Risk. The performance of a Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value of securities or other assets may decline, or perform differently from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.
Management Risk. The Fund is not actively managed and invests in securities or other assets included in, or representative of, its Underlying Index, regardless of their investment merits. The Fund may be affected by a general decline in market segments related to its Underlying Index, and BFA generally does not attempt to invest the Fund’s assets in defensive positions under any market conditions, including declining markets. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track its Underlying Index. Because BFA uses a representative sampling indexing strategy, the Fund will not fully replicate its Underlying Index and may hold securities or other assets not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment strategy, whose implementation is subject to a number of constraints, may not produce the intended results. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of its Underlying Index or that the Fund will achieve its investment objective.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a financial instrument or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the particular instrument or asset, or factors that affect one or more issuers, counterparties, exchanges, countries or other geographic units, markets, industries, or asset classes. Local, regional or global events such as war, acts of terrorism, pandemics or other public health issues, recessions, the prospect or occurrence of a sovereign default or other financial crisis, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV. Changes in market and economic conditions generally do not have the same impact on all types of instruments and assets.
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Market Trading Risk. The Fund faces numerous market trading risks, any of which may lead to its shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to the NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund shares.
Absence of an Active Primary Market. Although Fund shares are listed for trading on one or more stock exchanges, there can be no assurance that an active primary trading market for Fund shares will develop or be maintained by market makers or Authorized Participants.
Secondary Listing Risks. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. Fund shares also may be available to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for exchange listing or market trading. The Fund’s shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information that is available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to create or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts to NAV than might be experienced at times when the Fund accepts creation and redemption orders. Securities held by the Fund may be traded in markets that close at a different time than an exchange on which Fund shares are traded. Liquidity in those securities may be reduced after the applicable closing time. As a result, during the time when the exchange is open but after the applicable market closing, fixing or settlement time, there may be wider bid/ask spreads on the exchange and a greater premium or discount to NAV.
In stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, and an investor may be unable to sell their Fund shares.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or for other reasons. In times of extraordinary market volatility, Fund shares may be subject to trading halts pursuant to “circuit breaker” rules of a stock exchange or market. If there is a trading halt or unanticipated closure of an exchange or market, an investor may be unable to purchase or sell Fund shares. In addition, if trading in certain securities or financial instruments is restricted, this may disrupt the Fund’s creation/redemption process, affect the price at which Fund shares trade in the secondary market, and result in the Fund being unable to trade certain securities or financial instruments. In such circumstances, the Fund may be unable to
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rebalance its portfolio or accurately price its portfolio holdings and may incur substantial trading losses.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short. In addition, trading activity in derivative products based on the Fund may lead to increased trading volume and volatility in the secondary market for the shares of the Fund.
Fund Shares May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s portfolio holdings. The trading price of the Fund’s shares fluctuates throughout trading hours based on both market supply of and demand for Fund shares and the underlying value of the Fund’s portfolio holdings or NAV. As a result, the trading prices of the Fund’s shares may deviate significantly from NAV during times of market volatility, significant redemption requests, or other unusual market conditions
However, because Fund shares can be created and redeemed in Creation Units at NAV, BFA believes that large discounts or premiums to the Fund’s NAV are not likely to be sustained over the long term (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs). While the creation/redemption feature is designed to make it more likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or other market participants, and during periods of significant market volatility, may result in trading prices for shares of the Fund that differ significantly from its NAV. Authorized Participants may be less willing to create or redeem the Fund’s shares if there is a lack of an active market for such shares or the Fund’s underlying investments, which may contribute to the Fund’s shares trading at a premium or discount to NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling Fund shares through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “spread,” which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The spread varies over time for Fund shares based on trading volume and market liquidity. It is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. Increased market volatility also may cause wider spreads. In addition, there may be regulatory and other charges that are incurred as a result of trading activity. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results, and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.
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Municipal Securities Risk. Municipal securities include both general obligation bonds (bonds secured by the full faith and credit of the issuer) and limited obligation bonds (or “Revenue Bonds”). All municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Additionally, certain municipal securities may be issued by entities with limited taxing authority, which could limit or prevent tax increases necessary to make continued payments of principal and interest.
Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. There is also the risk that corruption may negatively affect municipal issuers, including corruption related to a particular project from which payments on a security are derived, resulting in delays and cost overruns.
There may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities. As a result, municipal securities may be more difficult for the Fund to value accurately than the securities of public companies. Municipal securities may also be harder to buy and sell compared to taxable bonds and non-municipal securities, especially on short notice. Because the Fund invests a significant portion of its portfolio in municipal securities, the Fund’s portfolio is subject to greater exposure to illiquidity risk than a fund that invests in comparable taxable bonds or non-municipal securities.
The Fund and BFA will rely on the opinion of issuers’ bond counsel on the tax-exempt status of interest on municipal bonds. Neither the Fund nor BFA will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect, potentially resulting in the Fund and its shareholders being subject to substantial tax liabilities. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.
Revenue Bonds are backed by current or anticipated revenues from a specific project or specific assets and can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues from the project or the assets. Additionally, the market values of Revenue Bonds may decline in times of higher inflation to the extent that revenues are fixed income streams. In other instances, the prices that an issuer is able to charge users of its assets may be linked to inflation, whether by government regulation, contractual arrangement or other factors. Rising interest rates could result in higher costs of capital for certain issuers, which could negatively impact their ability to meet payment obligations. In this case, changes in the rate of inflation may affect the issuer’s revenues. Because many municipal securities are issued to finance projects, such as those related to education, health care, housing, transportation, utilities, and water and sewer, conditions in one or more of these sectors can affect the overall municipal market. Adverse conditions and developments affecting a particular project can result in lower revenues to an
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issuer of the municipal securities and, by extension, adversely affect payments of principal and interest on, or the market value of, such securities.
Additionally, certain municipal securities are issued by entities dependent on revenue from a particular sector and thus are subject to the specific risks associated with that sector.
Risk of Investing in Infrastructure-Related Municipal Securities. Entities that issue municipal securities related to infrastructure (“infrastructure issuers”) may be subject to a variety of factors that could adversely affect their capacity to make principal and interest payments, such as high interest costs in connection with capital construction programs, high degrees of leverage, costs associated with governmental, environmental and other regulations, the effects of economic slowdowns, increased competition from other providers of services, uncertainties concerning costs, the level of government spending on infrastructure projects, and other factors. Such issuers may be adversely affected by commodity price volatility, changes in exchange rates, import controls, depletion of resources, technological developments, and labor relations. Infrastructure issuers can be significantly affected by government spending policies.
Leverage Risk. Infrastructure issuers can be highly indebted, which increases investment risk and other risks normally associated with debt financing, which could adversely affect such an issuer’s operations and the market value of related municipal securities in periods of rising interest rates.
Operations Risk. The failure of an infrastructure issuer to carry adequate insurance or to operate its assets appropriately could lead to significant losses. Infrastructure may be adversely affected by environmental clean-up costs and catastrophic events such as earthquakes, hurricanes and terrorist acts.
Regulatory Risk. Infrastructure projects may be subject to significant regulation by various governmental authorities and also may be affected by regulation of rates charged to customers, service interruption due to environmental, operational or other events, the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.
Strategic Asset Risk. Infrastructure issuers may control significant strategic assets (e.g., major pipelines or highways), which are assets that have a national or regional profile, and may have monopolistic characteristics. Given their national or regional profile or irreplaceable nature, strategic assets could generate additional risk not common in other industry sectors and they may be targeted for terrorist acts or adverse political actions.
User Risk. Infrastructure issuers can be dependent upon a narrow user base. If these users do not patronize infrastructure projects as expected, significant revenues could be lost and may not be replaceable, in which case infrastructure issuers may fail to pay their obligations.
Risk of Investing in Municipal Securities Issued By School Districts. School districts rely, in part, on funding appropriations from, among others, the federal government and state governments. As a result, municipal securities issued by school districts may be adversely affected by political and economic changes at the state or federal levels,
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such as decreased tax or other revenues, spending reductions or changes in appropriations. Municipal securities that are issued to finance a particular school district project often depend on revenues from ad valorem taxes (i.e., property taxes) to make principal and interest payments. Investors in these securities, similar to investors in municipal securities generally, face heightened risk of loss upon insolvency of the school district issuers because there is often no ready source of funding to pay principal and interest other than the local tax base, which a bankruptcy court or administrator does not control.
Risk of Investing in Transportation Infrastructure-Related Municipal Securities. The transportation infrastructure industry may be adversely affected by economic changes, increases in fuel and other operating costs, labor relations, insurance costs, and, in many jurisdictions, the effects of regulatory changes or other government decisions. Municipal securities that are issued to finance a particular transportation project (e.g., toll roads) often depend on revenues from that project to make principal and interest payments.
Risk of Investing in Utility-Related Municipal Securities. Certain municipal securities are issued by public bodies, including state and municipal utility authorities, to, among other things, finance the operation or expansion of utility entities. Various future economic and other conditions may adversely affect utility entities, including inflation, increases in financing requirements, increases in raw material costs and other operating costs, changes in demand for services and the effects of environmental and other governmental regulations. Certain utilities are subject to specific risks. For example, gas utilities are subject to risks of supply conditions and increased competition from other providers of utility services. In addition, gas utilities are affected by gas prices, which may be magnified to the extent that a gas utility enters into long-term contracts for the purchase or sale of gas at a fixed price, since such prices may change significantly and to the disadvantage of the gas utility.
Non-Diversification Risk. A Fund that is classified as “non-diversified” may invest a greater percentage of its assets in securities or other instruments representing a small number of issuers or counterparties, compared with funds that are classified as “diversified.” A non-diversified Fund thus may be more susceptible to the risks associated with these particular issuers or counterparties. The gains and losses on such holdings may have a greater impact on a non-diversified Fund’s performance than they would on the performance of a diversified Fund, and a non-diversified Fund’s NAV may be more volatile.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Risk of Investing in the U.S. Investing in U.S. issuers involves legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. A decrease in imports or exports, changes in trade regulations, inflation, an economic
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recession, financial system stress, or political turmoil, among other risks, may have an adverse effect on the U.S. economy and the securities listed on U.S. exchanges. The U.S. is also subject to the risk of natural disasters, such as droughts, earthquakes, fires and floods. U.S. security risks include acts of terrorism, internal unrest and a deterioration in relations between the U.S. and certain countries. Any of these may adversely affect the U.S. economy, financial markets or issuers.
Governmental agencies project that the U.S. will maintain elevated public debt levels for the foreseeable future. Although elevated debt levels do not necessarily indicate or cause economic problems, the costs of servicing such debt may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system.
Tax Risk. There is no guarantee that the Fund’s income will be exempt from U.S. federal or California income taxes, the AMT or the federal Medicare contribution tax of 3.8% on “net investment income.” The Index Provider relies on the bond issuer’s prospectus disclosure of the opinion from its counsel as to the tax-exempt status of the investment. Similarly, for municipal bonds not represented in the Underlying Index, BFA will rely on prospectus disclosure of the tax opinion from the bond issuer’s counsel. Neither BFA nor the Fund guarantees that these opinions are correct, and there is no assurance that the Internal Revenue Service (“IRS”) will agree with the bond counsel’s opinion. Issuers or other parties generally enter into covenants requiring continuing compliance with U.S. federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the security could decline significantly in value. For municipal bonds not included in the Underlying Index, BFA will generally seek to obtain bonds that pay interest that is exempt from U.S. federal and California income taxes and the federal AMT. The interest on any money market instruments held by the Fund may be subject to the federal AMT or the federal Medicare contribution tax.
Events occurring after the date of issuance of a municipal bond or after the Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for U.S. federal income tax, federal AMT or federal Medicare contribution tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Also, although the Fund does not expect to do so, its investment policies permit it to invest up to 20% of its assets in securities the interest of which is subject to ordinary income tax, federal AMT or the federal Medicare contribution tax. U.S. federal or state changes in income, federal AMT or the federal Medicare contribution tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.
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Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions, or as a result of certain features of index construction that pose challenges in light of tax and regulatory considerations. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
Valuation Risk. The price that the Fund could receive upon the sale (or other disposition) of a security or other asset may differ from the Fund’s valuation of the security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology. The price received by the Fund also may differ from the value used by the Underlying Index (if applicable). Because non-U.S. exchanges or markets may be open on days or during time periods when the Fund does not price its shares, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when investors are not able to purchase or sell Fund shares.
In addition, for purposes of calculating the Fund's NAV, the value of assets denominated in non-U.S. currencies (if any) is translated into U.S. dollars at the prevailing market rates. This translation may result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index. Authorized Participants that create or redeem Fund shares on days when the Fund is holding fair-valued securities or other assets may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the securities or other assets not been fair valued or been valued using a different methodology. The ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies. The order of the below risk factors does not indicate the significance of any particular risk factor.
Close-Out Risk for Qualified Financial Contracts. Regulations adopted by global prudential regulators require counterparties that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency forwards
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and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent a Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and also prohibit a Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit risk and other risks to a Fund.
Illiquid Investments Risk. The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and any security or instrument held by the Fund may be deemed an illiquid investment pursuant to the Fund’s liquidity risk management program. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. An investment may be illiquid due to, among other things, the reduced number and capacity of traditional market participants to make a market in securities or instruments or the lack of an active market for such securities or instruments. To the extent that the Fund invests in securities or instruments with substantial market and/or credit risk, the Fund will tend to have increased exposure to the risks associated with illiquid investments. Illiquid investments may be harder to value, especially in changing markets. Although the Fund primarily seeks to redeem shares of the Fund on an in-kind basis, if the Fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the Fund may be greater than normal. Other market participants may be attempting to liquidate holdings at the same time as the Fund, causing increased supply of the Fund’s underlying investments in the market and contributing to illiquid investments risk and downward pricing pressure. In addition, if the Fund is limited in its ability to sell illiquid investments during periods when shareholders are redeeming their shares, the Fund will need to sell liquid securities to meet redemption requests and illiquid securities will become a larger portion of the Fund’s holdings. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund's NAV.
Large Shareholder and Large-Scale Redemption Risk. Certain shareholders of the Fund, including an Authorized Participant, a third-party investor, the Fund’s adviser, an affiliate of the Fund’s adviser, a market maker, or another entity, may from time to time own or manage a substantial amount of Fund shares or may hold their investment in the Fund for a limited period of time. These shareholders may also pledge or loan Fund shares (to secure financing or otherwise), which may result in the shares becoming concentrated in another party. There can be no assurance that any large shareholder
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or large group of shareholders would not redeem their investment or that the size of the Fund would be maintained. Redemptions of a large number of Fund shares may adversely affect the Fund’s liquidity and net assets. To the extent the Fund permits redemptions in cash, these redemptions may force the Fund to sell portfolio securities or other assets when it might not otherwise do so, which may negatively impact the Fund’s NAV, have a material effect on the market price of Fund shares, increase the Fund’s brokerage costs, accelerate the realization of taxable income and/or capital gains, and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such tax year. The Fund also may be required to sell its more liquid investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price.
To the extent these large shareholders transact in Fund shares on the secondary market, such transactions may account for a large percentage of the trading volume for Fund shares and may, therefore, have a material upward or downward effect on the market price of the shares. In addition, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, diluting its investment returns.
Threshold/Underinvestment Risk. If certain aggregate and/or fund-level ownership thresholds are reached through transactions undertaken by BFA, its affiliates or the Fund, or as a result of third-party transactions or actions by an issuer or regulator, the ability of BFA and its affiliates on behalf of clients (including the Fund) to purchase or dispose of investments, exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. The capacity of the Fund to invest in certain securities or other assets may be affected by the relevant threshold limits, and such limitations may have adverse effects on the liquidity and performance of the Fund’s portfolio holdings. To the extent a Fund tracks an index, such limits may increase the risk of the Fund being underinvested in an asset relative to its Underlying Index and increase the risk of tracking error.
For example, ownership limits may apply to securities whose issuers operate in certain regulated industries or in certain international markets. Such limits also may apply where the investing entity (such as the Fund) is subject to corporate or regulatory ownership restrictions or invests in certain futures or other derivative transactions. In certain circumstances, aggregate and/or fund-level amounts invested or voted by BFA and its affiliates for their proprietary accounts and for client accounts (including the Fund) may not exceed the relevant limits without the grant of a license or other regulatory or corporate consent. In other cases, exceeding such thresholds may cause BFA and its affiliates, the Fund or other client accounts to suffer disadvantages or business restrictions.
Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund's SAI. The Fund discloses its
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portfolio holdings daily at www.iShares.com. Fund fact sheets providing information regarding the Fund's top holdings are posted on www.iShares.com when available and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Fund. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, and litigation expenses and any extraordinary expenses (as determined by a majority of the Trustees who are not “interested persons” of the Trust). Operating expenses paid by BFA under the Investment Advisory Agreement exclude acquired fund fees and expenses, if any.
For the fiscal year ended February 29, 2024, BFA was paid a management fee from the Fund, as a percentage of the Fund’s average daily net assets, at the annual rate of 0.23%. Effective January 29, 2024, BFA is paid a management fee from the Fund, as a percentage of the Fund's average daily net assets, at the annual rate of 0.08%. Prior to January 29, 2024, BFA was paid a management fee from the Fund, as a percentage of the Fund's average daily net assets, at the annual rate of 0.25%.
BFA may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”). As of March 31, 2024, BFA and its affiliates provided investment advisory services for assets of approximately $10.5 trillion. BFA and its affiliates trade and invest for their own accounts in the actual securities and types of securities in which the Fund may also invest, which may affect the price of such securities.
A discussion regarding the basis for the approval by the Trust's Board of Trustees (the “Board”) of the Investment Advisory Agreement with BFA is available in the Fund's Semi-Annual Report for the period ended August 31.
Portfolio Managers. James Mauro and Karen Uyehara are primarily responsible for the day-to-day management of the Fund. The Portfolio Managers are responsible for various functions related to portfolio management, including, but not limited to,
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investing cash inflows, coordinating with members of their respective portfolio management teams to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of their respective portfolio management teams who have more limited responsibilities.
James Mauro has been employed by BFA or its affiliates as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since 2011.
Karen Uyehara has been employed by BFA or its affiliates as a senior portfolio manager since 2010. Prior to that, Ms. Uyehara was a portfolio manager at Western Asset Management Company (WAMCO). Ms. Uyehara has been a Portfolio Manager of the Fund since 2021.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. JPMorgan Chase Bank, N.A. is the administrator, custodian and transfer agent for the Fund.
Conflicts of Interest. The investment activities of BFA and its affiliates (including BlackRock and its subsidiaries (collectively, the “Affiliates”)), and their respective directors, officers or employees, in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and its Affiliates provide investment management services to other funds and discretionary managed accounts that may follow investment programs similar to that of the Fund. BFA and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more Affiliates act, or may act, as an investor, research provider, investment manager, commodity pool operator, commodity trading advisor, financier, underwriter, adviser, trader, lender, index provider, agent and/or principal, and have other direct and indirect interests in securities, currencies, commodities, derivatives and other instruments in which the Fund may directly or indirectly invest. The Fund may invest in securities of, or engage in other transactions with, companies with which an Affiliate has significant debt or equity investments or other interests. The Fund may also invest in issuances (such as structured notes) by entities for which an Affiliate provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. The Fund also may invest in securities of, or engage in other transactions with, companies for which an Affiliate provides or may in the future provide research coverage. An Affiliate may have business relationships with, and purchase or distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the
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Fund. This may include transactions in securities issued by other open-end and closed-end investment companies (which may include investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”)). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate having positions in certain securities that are senior or junior to, or have interests different from or adverse to, the securities that are owned by the Fund.
Neither BlackRock nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. The results of the Fund's investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by BlackRock or an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
In addition, the Fund may, from time to time, enter into transactions in which BFA or an Affiliate or its or their directors, officers, employees or clients have an adverse interest. Furthermore, transactions undertaken by clients advised or managed by BFA or its Affiliates may adversely impact the Fund. Transactions by one or more clients or by BFA or its Affiliates or their directors, officers or employees may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to BFA or one or more Affiliates and/or their internal policies designed to comply with such restrictions.
Under an ETF Services Agreement, the Fund has retained BlackRock Investments, LLC (the “Distributor” or “BRIL”), an Affiliate of BFA, to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units of the Fund (“ETF Services”). BRIL will retain a portion of the standard transaction fee received from Authorized Participants on each creation or redemption order from the Authorized Participant for the ETF Services provided. BlackRock collaborated with, and received payment from, Citibank, N.A. (“Citibank”) on the design and development of the ETF Services platform. Citibank may have, or from time to time may develop, additional relationships with BlackRock or funds managed by BFA and its affiliates.
It is also possible that, from time to time, BlackRock and/or its advisory clients (including other funds and separately managed accounts) may, subject to compliance with applicable law, purchase and hold shares of the Fund. The price, availability, liquidity, and (in some cases) expense ratio of the Fund may be impacted by purchases and sales of the Fund by BlackRock and/or its advisory clients.
The activities of BFA and its Affiliates and their respective directors, officers or employees may give rise to other conflicts of interest that could disadvantage the Fund
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and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange or otherwise in the secondary market. The Fund's shares trade under the ticker symbol “CMF.”
Buying or selling Fund shares on an exchange or other secondary market involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you may incur a brokerage commission and other charges. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The Fund's spread may also be impacted by the liquidity or illiquidity of the underlying securities held by the Fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities.
The Fund does not impose restrictions on the frequency of purchases and redemptions of Fund shares directly with the Fund. The Board determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of Fund shares because the Fund generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. However, the Fund has taken certain measures (e.g., imposing transaction fees on purchases and redemptions of Creation Units and reserving the right to reject purchases of Creation Units under certain circumstances) to minimize the potential consequences of frequent cash purchases and redemptions by Authorized Participants, such as increased tracking error, disruption of portfolio management, dilution to the Fund, and/or increased transaction costs. Further, the vast majority of trading in Fund shares occurs on the secondary market, which does not involve the Fund directly, and
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such trading is unlikely to cause many of the harmful effects of frequent cash purchases or redemptions of Fund shares.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.
Section 12(d)(1) of the 1940 Act generally restricts investments by investment companies, including foreign and unregistered investment companies, in the securities of other investment companies. For example, a registered investment company (the “Acquired Fund”), such as the Fund, may not knowingly sell or otherwise dispose of any security issued by the Acquired Fund to any investment company (the “Acquiring Fund”) or any company or companies controlled by the Acquiring Fund if, immediately after such sale or disposition: (i) more than 3% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and any company or companies controlled by the Acquiring Fund, or (ii) more than 10% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and other investment companies and companies controlled by them. However, registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) in reliance on Rule 12d1-4 under the 1940 Act, the registered investment company must, among other things, enter into an agreement with the Trust. Foreign investment companies are permitted to invest in the Fund only up to the limits set forth in Section 12(d)(1), subject to any applicable SEC no-action relief.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of, and holds legal title to, all outstanding shares of the Fund.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as the supply of and demand for ETF shares and underlying securities held by the Fund, economic conditions and other factors.
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Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the close of regular trading hours of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund is determined pursuant to BFA’s valuation policies and procedures. BFA has been designated by the Board as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act.
The Fund values fixed-income portfolio securities using last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Fund's approved independent third-party pricing services, each in accordance with BFA's valuation policies and procedures. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller odd lot sizes. Odd lots often trade at lower prices than institutional round lots. An amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless BFA determines in good faith that such method does not represent fair value.
Generally, trading in non-U.S. securities and money market instruments is substantially completed each day at various times prior to the close of regular trading hours of the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, BFA will fair value the Fund’s investments in accordance with its policies and procedures. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of trading or other reasons, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, when there is a significant event subsequent to the most recent market quotation, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available. A “significant event” is deemed to occur if BFA determines, in its reasonable business judgment prior to or at the time of pricing the Fund’s assets or liabilities, that the event is likely to cause a material change to the last exchange closing price or closing market price of one or more assets held by, or liabilities of, the Fund.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to
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extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
Dividends and Distributions.
General Policies. Dividends from net investment income, if any, generally are declared and paid at least once a year by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Note on Tax Information. The following sections summarize some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Certain states and localities may exempt from tax distributions attributable to interest from U.S. federal government obligations. Consult your personal tax advisor about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, in which case your distributions generally will be taxable when withdrawn, you need to be aware of the possible tax
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consequences when the Fund makes distributions or you sell Fund shares. In general, the Fund seeks to produce income that is generally exempt from federal income tax and will not benefit investors in tax deferred retirement accounts such as IRAs or investors not subject to federal income tax. Further, the Fund seeks to produce income that is generally exempt from California's income tax, which will not provide any state tax benefit to investors who are not subject to California's state income tax.
Taxes on Distributions.
Federal. Dividends paid by the Fund that are properly reported as tax-exempt interest dividends will not be subject to regular U.S. federal income tax. The Fund intends to invest its assets in a manner such that dividend distributions to its shareholders will generally be exempt from U.S. federal income taxation, including the federal AMT. Dividends paid by the Fund will be exempt from U.S. federal income tax (though not necessarily exempt from state and local taxation) to the extent of the Fund’s tax-exempt interest income as long as 50% or more of the value of the Fund’s assets at the end of each quarter is invested in state, municipal and other bonds that are excluded from gross income for U.S. federal income tax purposes and as long as the Fund properly reports such dividends as tax-exempt interest dividends.
Distributions from the Fund’s net investment income other than from net tax-exempt income, including distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, regardless of how long you have held the Fund’s shares. Long-term capital gains are eligible for taxation at a maximum rate of 15% or 20% for non-corporate shareholders, depending on whether their income exceeds certain threshold amounts. Taxable distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married and filing jointly) and of estates and trusts. In general, any taxable distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. To the extent the Fund does not include the market discount in income as it accrues, gain on the Fund's
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disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.
If you lend your Fund shares pursuant to securities lending arrangements, you may lose the ability to treat Fund dividends (paid while the shares are held by the borrower) as tax-exempt income. Consult your financial intermediary or tax advisor.
If you are neither a resident nor a citizen of the U.S. or if you are a non-U.S. entity (other than a pass-through entity to the extent owned by U.S. persons), the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.
Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership, unless certain exceptions apply.
If the Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be taxable to you to the extent of the Fund's undistributed current earnings and profits and then may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.
If you are a resident or a citizen of the U.S., by law, backup withholding at a 24% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Shareholders will receive information after the end of each year setting forth the amount of dividends and long-term capital gains distributed to them by the Fund during the prior year. Likewise, the amount of tax-exempt income, including any tax-exempt income subject to AMT, that the Fund distributes will be reported and such income
24

must be reported on the shareholder’s U.S. federal income tax return. The AMT is a separate tax system that operates in parallel to the regular federal income tax system but eliminates many deductions and exclusions. The AMT has different tax rates and treats as taxable certain types of income that are nontaxable for regular income tax purposes. The interest on certain “private activity” municipal bonds is taxable income for AMT purposes. If a taxpayer’s overall AMT liability is higher than regular income tax liability, then the taxpayer owes the regular income tax liability plus the difference between the AMT liability and the regular income tax liability.
California. So long as, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s total assets consists of California municipal bonds or certain obligations of the U.S., exempt-interest dividends not exceeding the interest received on such California municipal bonds and U.S. government obligations and reported by the Fund as exempt-interest dividends will be treated as interest excludable from income for purposes of the California personal income tax and the California corporate income tax. Exempt-interest dividends paid to shareholders subject to the California corporate franchise tax will be taxable as ordinary income for purposes of such tax. Interest income from other investments may produce taxable dividend distributions. If you are subject to income tax in a state other than California, dividends derived from interest on California municipal bonds may, depending on the treatment of out-of-state municipal bonds by that state, not be exempt from tax in that state. Distributions of taxable income and capital gain dividends will be taxed at ordinary income tax rates for California state income tax purposes. Interest on indebtedness incurred or continued by a shareholder of the Fund to purchase or carry shares of the Fund generally will not be deductible for California personal or corporate income tax purposes.
Taxes When Shares Are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. Each “creator” or authorized participant (an “Authorized Participant”) has entered into an agreement with the Fund's Distributor, an affiliate of BFA. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units.
A creation transaction, which is subject to acceptance by the Distributor and the Fund, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities, assets or other positions (a “creation basket”), and an amount of cash (including any cash representing the value of substituted securities,
25

assets or other positions), if any, which together approximate the holdings of the Fund in exchange for a specified number of Creation Units. Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities, assets or other positions (a “redemption basket”) held by the Fund and an amount of cash (including any portion of such securities for which cash may be substituted). The Fund may substitute cash for any Fund Security and Creation Units may be redeemed for a substantial portion of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. Creation and redemption baskets may differ and the Fund will accept “custom baskets.” More information regarding custom baskets is contained in the Fund's SAI.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
Only an Authorized Participant may create or redeem Creation Units with the Fund. Authorized Participants may create or redeem Creation Units for their own accounts or for customers, including, without limitation, affiliates of the Fund.
In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined in Rule 144A under the 1933 Act, will not be able to receive restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant that has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For
26

delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
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Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 50 Hudson Yards, New York, NY 10001.
BFA or its affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, data provision services, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments or other financial incentives it is eligible to receive. Therefore, such payments or other financial incentives offered or made to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its affiliates.
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Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)

	iShares California Muni Bond ETF
	Year Ended 02/29/24	Year Ended 02/28/23	Year Ended 02/28/22	Year Ended 02/28/21	Year Ended 02/29/20
Net asset value, beginning of year	$56.14	$60.11	$61.79	$62.85	$58.68
Net investment income(a)	1.40	1.12	0.98	1.10	1.25
Net realized and unrealized gain (loss)(b)	1.47	(3.99)	(1.68)	(1.05)	4.16
Net increase (decrease) from investment operations	2.87	(2.87)	(0.70)	0.05	5.41
Distributions from net investment income(c)	(1.34)	(1.10)	(0.98)	(1.11)	(1.24)
Net asset value, end of year	$57.67	$56.14	$60.11	$61.79	$62.85
Total Return(d)
Based on net asset value	5.20%	(4.78)%	(1.13)%	0.06%	9.30%
Ratios to Average Net Assets(e)
Total expenses	0.23%	0.25%	0.25%	0.25%	0.25%
Net investment income	2.48%	1.98%	1.59%	1.77%	2.05%
Supplemental Data
Net assets, end of year (000)	$2,756,754	$1,928,322	$1,839,302	$1,708,487	$1,580,727
Portfolio turnover rate(f)	26%	17%	8%	8%	9%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f) Portfolio turnover rate excludes in-kind transactions, if any.
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Index Provider
The Underlying Index is owned, maintained and administered by IDI. IDI is not affiliated with the Trust, BFA, the Distributor or any of their respective affiliates.
BFA or its affiliates have entered into a license agreement with the Index Provider to use the Underlying Index. BFA, or its affiliates, sublicenses rights in the Underlying Index to the Trust at no charge.
Disclaimers
ICE® is a trademark of IDI or its affiliates and has been licensed, along with the Underlying Index, for use by BlackRock, Inc. and its affiliates (“BlackRock”) in connection with the Fund. Neither BlackRock, Inc., the Trust nor the Fund, as applicable, is sponsored, endorsed, sold or promoted by IDI, its affiliates or its third party suppliers (“IDI and its Suppliers”). IDI and its Suppliers make no representations or warranties regarding the advisability of investing in securities generally, in the Fund particularly, the Trust or the ability of the Underlying Index to track general market performance. IDI’s only relationship to BlackRock is the licensing of certain trademarks and trade names and the Underlying Index or components thereof. The Underlying Index is determined, composed and calculated by IDI without regard to BlackRock or the Fund or its holders. IDI has no obligation to take the needs of BlackRock or the holders of the Fund into consideration in determining, composing or calculating the Underlying Index. IDI is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be priced, sold, purchased, or redeemed. Except for certain custom index calculation services, all information provided by IDI is general in nature and not tailored to the needs of BlackRock or any other person, entity or group of persons. IDI has no obligation or liability in connection with the administration, marketing, or trading of the Fund. IDI is not an investment adviser. Inclusion of a security within an index is not a recommendation by IDI to buy, sell, or hold such security, nor is it considered to be investment advice.
IDI AND ITS SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE UNDERLYING INDEX, INDEX DATA AND ANY INFORMATION INCLUDED IN, RELATED TO, OR DERIVED THEREFROM (“INDEX DATA”). IDI AND ITS SUPPLIERS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE UNDERLYING INDEX AND THE INDEX DATA, WHICH ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK.
The past performance of the Underlying Index is not a guide to future performance. BFA and its affiliates do not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA
30

and its affiliates shall have no liability for any errors, omissions or interruptions therein. BFA and its affiliates make no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA or its affiliates have any liability for any special, punitive, direct, indirect, consequential or any other damages (including lost profits), even if notified of the possibility of such damages.
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Want to know more?
iShares.com  | 1-800-474-2737
Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at www.iShares.com. Copies of the Prospectus, SAI, shareholder reports and other information, as applicable and when available, can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is, or will be, available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual Report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 1 University Square Drive, Princeton, NJ 08540
Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
©2024 BlackRock, Inc. All rights reserved. iSHARES® and BLACKROCK®are registered trademarks of BFA and its affiliates. All other marks are the property of their respective owners.
Investment Company Act File No.: 811-09729
IS-P-CMF-0624

June 28, 2024

2024 Prospectus
iShares Trust
• iShares Core 5-10 Year USD Bond ETF | IMTB | NYSE ARCA

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Bloomberg® is a trademark of Bloomberg Finance L.P. and its affiliates (collectively, “Bloomberg”). “Bloomberg U.S. Universal 5-10 Year Index” is a trademark of Bloomberg and its licensors and has been licensed for use for certain purposes by BlackRock Fund Advisors or its affiliates. iShares® and BlackRock® are registered trademarks of BlackRock Fund Advisors and its affiliates.
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iSHARES® CORE 5-10 YEAR USD BOND ETF
Ticker: IMTBStock Exchange: NYSE Arca
Investment Objective
The iShares Core 5-10 Year USD Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated bonds that are rated either investment-grade or high yield with remaining effective maturities between five and ten years.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except: (i) the management fees, (ii) interest expenses, (iii) taxes, (iv) expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, (v) distribution fees or expenses, and (vi) litigation expenses and any extraordinary expenses. The Fund may incur “Acquired Fund Fees and Expenses.” Acquired Fund Fees and Expenses reflect the Fund's pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund's prospectus (the “Prospectus”). BFA, the investment adviser to the Fund, has contractually agreed to waive a portion of its management fees in an amount equal to the Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other registered investment companies advised by BFA, or its affiliates, through February 28, 2026. The contractual waiver may be terminated prior to February 28, 2026 only upon written agreement of the Trust and BFA.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)[1]
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[2]	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Fee Waiver and/or Expense Reimbursement	Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement
0.06%	None	0.00%	0.01%	0.07%	(0.01)%	0.06%

1
Operating expenses paid by BFA under the Investment Advisory Agreement exclude Acquired Fund Fees and Expenses, if any.
2
The amount rounded to 0.00%.
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Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$6	$21	$38	$88
Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 300% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to track the investment results of the Bloomberg U.S. Universal 5-10 Year Index (the “Underlying Index”), which measures the performance of U.S. dollar-denominated taxable bonds that are rated either investment-grade or high yield (as determined by Bloomberg Index Services Limited (the “Index Provider” or “Bloomberg”)) with remaining effective maturities between five and ten years. The Underlying Index includes U.S. Treasury bonds, government-related bonds (i.e., U.S. and non-U.S. agencies, sovereign, supranational and local authority debt), investment-grade and high yield U.S. corporate bonds, mortgage-backed pass-through securities (“MBS”), commercial mortgage-backed securities (“CMBS”), asset-backed securities (“ABS”), Eurodollar bonds (i.e., U.S. dollar-denominated bonds issued by foreign issuers outside the U.S.), bonds registered with the SEC or exempt from registration at the time of issuance, or offered pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”) with or without registration rights (“Rule 144A Bonds”) and emerging market bonds. The Underlying Index is a subset of the Bloomberg U.S. Universal Index.
As of February 29, 2024, a significant portion of the Underlying Index is represented by MBS and U.S. Treasury securities. A significant portion of the Underlying Index is composed of MBS that include 20-year and 30-year mortgages. These MBS are included in the Underlying Index because their effective duration has historically been more consistent with the duration of non-callable 5-10 year bonds due to prepayments. The components of the Underlying Index are likely to change over time. The securities in the Underlying Index must be denominated in U.S. dollars and non-convertible. Excluded from the Underlying Index are
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tax-exempt municipal securities, coupon issues that have been stripped from bonds, structured notes, private placements (excluding Rule 144A Bonds) and inflation-linked bonds.
BFA uses an indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of an applicable underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market value and industry weightings), fundamental characteristics (such as return variability, duration (i.e., a security's price sensitivity to a change in interest rates), maturity or credit ratings and yield) and liquidity measures similar to those of an applicable underlying index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund will invest at least 80% of its assets in the component securities of the Underlying Index and TBAs that have economic characteristics that are substantially identical to the economic characteristics of the component securities of the Underlying Index, and the Fund will invest at least 90% of its assets in fixed income securities of the types included in the Underlying Index that BFA believes will help the Fund track the Underlying Index. The Fund will invest no more than 10% of its assets in futures, options and swaps contracts that BFA believes will help the Fund track the Underlying Index as well as in fixed income securities other than the types included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. Cash and cash equivalent investments associated with a TBA position will be treated as part of that position for purposes of calculating the percentage of investments in the component securities of the Underlying Index. Cash and cash equivalent investments associated with a derivative position will be treated as part of that position for the purposes of calculating the percentage of investments included in the Underlying Index. The Fund seeks to track the investment results of the Underlying Index before fees and expenses of the Fund.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of any collateral received).
The Underlying Index is sponsored by Bloomberg, which is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
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Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective. Certain key risks are prioritized below (with others following in alphabetical order), but the relative significance of any risk is difficult to predict and may change over time. You should review each risk factor carefully.
Credit Risk. Debt issuers and other counterparties may be unable or unwilling to make timely interest and/or principal payments when due or otherwise honor their obligations. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also adversely affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on an issuer's or counterparty's financial condition and on the terms of an obligation.
Interest Rate Risk. Interest rate risk refers to fluctuations in the value of a fixed-income security due to changes in the general level of interest rates. An increase in interest rates generally will cause the value of fixed-income securities to decline. Securities with longer maturities generally are more sensitive to interest rate changes and subject to greater fluctuations in value. Changes in interest rates may have unpredictable effects on fixed-income markets and result in heightened market volatility and lower liquidity for certain instruments, all of which may adversely affect the Fund’s performance. Interest rate changes can be sudden and unpredictable and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for fixed-income securities.
High Yield Securities Risk. Securities that are rated below investment-grade (commonly referred to as “junk bonds,” which may include those bonds rated below “BBB-” by Standard & Poor's® Global Ratings, a subsidiary of S&P Global (“S&P Global Ratings”) and Fitch Ratings, Inc. (“Fitch”) or below “Baa3” by Moody's Investors Service, Inc. (“Moody's”)), or are unrated, may be deemed speculative, may involve greater levels of risk than higher-rated securities of similar maturity and may be more likely to default.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of
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terrorism, pandemics or other public health issues, recessions, the prospect or occurrence of a sovereign default or other financial crisis, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.
Index-Related Risk. The Index Provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor BFA can offer assurances that the Index Provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the Index Provider may not identify or correct them promptly or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider and could cause the Index Provider to postpone a scheduled rebalance. This could cause the Underlying Index to vary from its normal or expected composition.
Asset Class Risk. The securities and other assets in the Underlying Index or in the Fund’s portfolio may underperform in comparison to financial markets generally, a particular financial market, another index, or other asset classes.
Authorized Participant Concentration Risk. An “Authorized Participant” is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows the Authorized Participant to place orders for the purchase and redemption of creation units (“Creation Units”). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. There are a limited number of institutions that may act as Authorized Participants for the Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in creation or redemption transactions. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for the Fund and no other Authorized Participant places orders, Fund shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund's income, or in securities with greater risks or with other less favorable features.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities or other assets of one or more issuers, countries or other geographic units, markets, industries, project types, or asset classes.
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Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund, its adviser, distributor, Index Provider, other service providers, counterparties, or issuers of assets in which the Fund invests may cause disruptions that negatively impact the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. The Fund cannot control the cybersecurity plans and systems of its service providers, counterparties, and other third parties whose activities affect the Fund.
Extension Risk. During periods of rising interest rates, certain debt obligations may be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline in the Fund’s income and potentially in the value of the Fund’s investments.
Geographic Risk. A natural disaster could occur in a geographic region in which the Fund invests, which could adversely affect the economy or the business operations of companies in the specific geographic region, causing an adverse impact on the Fund's investments in, or which are exposed to, the affected region.
High Portfolio Turnover Risk. High portfolio turnover (considered by the Fund to mean higher than 100% annually) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities.
Income Risk. The Fund's income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds.
Issuer Risk. The performance of the Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value of securities or other assets may decline, or perform differently from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.
Management Risk. The Fund is not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets. As the Fund will not fully replicate the Underlying Index and may hold securities or other assets not included in the Underlying Index, it is subject to the risk that the investment strategy of BFA may not produce the intended results. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares (including through a trading halt), losses from trading in secondary markets, periods of high volatility, and disruptions in the process of creating and redeeming Fund shares. Any of these factors, among others, may lead to the Fund’s shares trading in the secondary market at a
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premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund shares.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Prepayment Risk. During periods of falling interest rates, issuers of certain debt obligations may repay principal prior to the security’s maturity, which may cause the Fund to have to reinvest in securities with lower yields or higher risk of default, resulting in a decline in the Fund’s income or return potential.
Risk of Investing in Russia. Investing in Russian securities involves significant risks, including legal, regulatory, currency and economic risks that are specific to Russia. In addition, investing in Russian securities involves risks associated with the settlement of portfolio transactions and loss of the Fund’s ownership rights in its portfolio securities as a result of the system of share registration and custody in Russia. Governments in the U.S. and many other countries have imposed economic sanctions on certain Russian individuals and Russian corporate and banking entities. A number of jurisdictions may also institute broader sanctions on Russia. Russia has issued a number of countersanctions, some of which restrict the distribution of profits by limited liability companies (e.g., dividends), and prohibit Russian persons from entering into transactions with designated persons from “unfriendly states” as well as the export of raw materials or other products from Russia to certain sanctioned persons. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions, including declines in its stock markets and the value of the ruble against the U.S. dollar, are impossible to predict, but could be significant. Disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, import and export restrictions, tariffs or cyberattacks on the Russian government, Russian companies, or Russian individuals, including politicians, may impact Russia’s economy and Russian companies in which the Fund invests. Actual and threatened responses to Russian military action may also impact the markets for certain Russian commodities, such as oil and natural gas, as well as other sectors of the Russian economy, and are likely to have collateral impacts on such sectors globally. Russian companies may be unable to pay dividends and, if they pay
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dividends, the Fund may be unable to receive them. As a result of sanctions, the Fund is currently restricted from trading in Russian securities, including those in its portfolio, while the Underlying Index has removed Russian securities. It is unknown when, or if, sanctions may be lifted or the Fund’s ability to trade in Russian securities will resume.
Risk of Investing in Saudi Arabia. The ability of foreign investors (such as the Fund) to invest in the securities of Saudi Arabian issuers is relatively new. Such ability could be restricted by the Saudi Arabian government at any time, and unforeseen risks could materialize with respect to foreign ownership in such securities. The economy of Saudi Arabia is dominated by petroleum exports. A sustained decrease in petroleum prices could have a negative impact on all aspects of the economy. Investments in the securities of Saudi Arabian issuers involve risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of the Fund’s investments. Such heightened risks may include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, crime and instability as a result of religious, ethnic and/or socioeconomic unrest. There remains the possibility that instability in the larger Middle East region could adversely impact the economy of Saudi Arabia, and there is no assurance of political stability in Saudi Arabia.
Risk of Investing in the U.S. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Security Risk. Some countries and regions in which the Fund invests have experienced security concerns, such as war, terrorism and strained international relations. Incidents involving a country's or region's security may cause uncertainty in its markets and may adversely affect its economy and the Fund's investments.
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund's valuation of a security at the time of calculation of the Fund's NAV),
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transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. BFA EXPECTS THAT THE FUND WILL EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX EXCHANGE-TRADED FUNDS (“ETFs”).
U.S. Agency Mortgage-Backed Securities Risk. The Fund invests in MBS issued or guaranteed by the U.S. government or one of its agencies or sponsored entities, some of which may not be backed by the full faith and credit of the U.S. government. MBS represent interests in “pools” of mortgages and are subject to interest rate, prepayment, and extension risk. MBS react differently to changes in interest rates than other bonds, and the prices of MBS may reflect adverse economic and market conditions. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain MBS. MBS are also subject to the risk of default on the underlying mortgage loans, particularly during periods of economic downturn. Default or bankruptcy of a counterparty to a to-be-announced (“TBA”) transaction would expose the Fund to possible losses.
U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline.
Valuation Risk. The price that the Fund could receive upon the sale (or other disposition) of a security or other asset may differ from the Fund’s valuation of the security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology. The price received by the Fund also may differ from the value used by the Underlying Index. In addition, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when investors are not able to purchase or sell Fund shares. Authorized Participants that create or redeem Fund shares on days when the Fund is holding fair-valued securities or other assets may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the securities or other assets not been fair valued or been valued using a different methodology. The ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
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Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns for 1 and 5 years and since inception compare with the Underlying Index. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. If BFA had not waived certain Fund fees during certain periods, the Fund's returns would have been lower.
Calendar Year-by-Year Returns1

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The Fund’s year-to-date return as of March 31, 2024 was -0.66%.
The best calendar quarter return during the periods shown above was 7.32% in the 4th quarter of 2023; the worst was -5.77% in the 1st quarter of 2022.
Updated performance information, including the Fund’s current NAV, may be obtained by visiting our website at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).
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Average Annual Total Returns
(for the periods ended December 31, 2023)
	One Year	Five Years	Since Fund Inception
(Inception Date: 11/1/2016)
Return Before Taxes	6.16%	1.10%	1.02%
Return After Taxes on Distributions[1]	4.35%	-0.11%	-0.19%
Return After Taxes on Distributions and Sale of Fund Shares[1]	3.60%	0.36%	0.28%
Bloomberg U.S. Universal 5-10 Year Index (Index returns do not reflect deductions for fees, expenses, or taxes)	6.16%	1.23%	1.10%

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After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.
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Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro and Karen Uyehara (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Ms. Uyehara have been Portfolio Managers of the Fund since 2016 and 2021, respectively.
Purchase and Sale of Fund Shares
The Fund is an ETF. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA, in which case, your distributions generally will be taxed when withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.
ETFs are funds that trade like other publicly traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents an ownership interest in an underlying portfolio of securities and other instruments intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants and only in aggregations of a specified number of shares (“Creation Units”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
An index is a financial calculation, based on a grouping of financial instruments, and is not an investment product, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary for a number of reasons, including transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from the Fund's use of representative sampling or from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index. From time to time, the Index Provider may make changes to the methodology or other adjustments to the Underlying Index. Unless otherwise determined by BFA, any such change or adjustment will be reflected in the calculation of the Underlying Index performance on a going-forward basis after the effective date of such change or adjustment. Therefore, the Underlying Index performance shown for periods prior to the effective date of any such change or adjustment will generally not be recalculated or restated to reflect such change or adjustment.
Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
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An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
The Fund's investment objective and the Underlying Index may be changed without shareholder approval.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments. The order of the below risk factors does not indicate the significance of any particular risk factor. The Fund discloses its portfolio holdings daily at www.iShares.com.
Asset Class Risk. The securities and other assets in the Fund’s portfolio or its Underlying Index may underperform in comparison to other indexes that track, or assets that represent, other countries or geographic units, industries, markets, market segments, or asset classes. Various types of securities, other assets and indexes may experience cycles of outperformance and underperformance in comparison to financial markets generally. This divergence may be due to a number of factors including, among other things, inflation, interest rates, productivity, global demand for local products or resources, and regulation and governmental controls. This may cause the Fund to underperform other investment vehicles that invest in different asset classes.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. There are a limited number of institutions that may act as Authorized Participants for the Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in creation or redemption transactions. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for the Fund and no other Authorized Participant places orders, Fund shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for a Fund that invests in securities issued by non-U.S. issuers or instruments with lower trading volume. Such assets often entail greater settlement and operational complexity and higher capital costs for Authorized Participants, which may limit the number of Authorized Participants that engage with the Fund.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund’s income, or in securities with greater risks or with other less favorable features.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities or other assets of one or more issuers, countries or other geographic
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units, markets, industries, project types, or asset classes. A Fund with investment concentration may be more adversely affected by the underperformance of those assets, may experience greater price volatility and may be more susceptible to adverse economic, market, political or regulatory impacts on those assets compared to a fund that does not concentrate its investments.
Credit Risk. Credit risk is the risk that the issuer or guarantor of a debt instrument or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments when due or otherwise honor its obligations. There are varying degrees of credit risk, depending on an issuer’s or counterparty’s financial condition and on the terms of an obligation, which may be reflected in the issuer’s or counterparty’s credit rating. There is the chance that the Fund’s portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), or that the market’s perception of an issuer’s creditworthiness may worsen, potentially reducing the Fund’s income level or share price.
Cybersecurity Risk. The Fund and entities that interact with the Fund are susceptible to operational, information security and related cybersecurity risks, both directly and through their service providers. These entities include, but are not limited to, the Fund’s adviser, distributor, other service providers (e.g., index and benchmark providers, accountants, custodians, transfer agents and administrators), counterparties, market makers, Authorized Participants, listing exchanges, other financial market operators, and governmental authorities. Cybersecurity risks are also present for issuers of securities or other assets in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such issuers to lose value. Cyber incidents can result from deliberate attacks or unintentional events. They include, but are not limited to, gaining unauthorized access to systems, misappropriating assets or sensitive information, corrupting or destroying data, and causing operational disruption. Geopolitical tensions may increase the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing.
Cybersecurity incidents may cause disruptions and impact business operations and may result in any of the following: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and other legal and compliance expenses. In addition, cyber incidents may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the Fund’s functioning inaccessible, inaccurate or incomplete. The Fund may incur substantial costs in order to resolve or prevent cyber incidents.
The Fund has established business continuity plans in the event of, and risk management systems to prevent, cyber incidents. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, that prevention and remediation efforts will not be successful or
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that cyber incidents will go undetected. Furthermore, the Fund cannot control the cybersecurity plans and systems of its service providers, counterparties, and other third parties whose activities affect the Fund. The Fund and its shareholders could be negatively impacted as a result.
Extension Risk. During periods of rising interest rates, certain debt obligations may be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline in the Fund’s income and potentially in the value of the Fund’s investments.
Geographic Risk. Some of the companies in which the Fund invests are located in parts of the world that have historically been prone to natural disasters, such as earthquakes, tornadoes, volcanic eruptions, droughts, floods, hurricanes or tsunamis, and are economically sensitive to environmental events. Any such event may adversely impact the economies of these geographic areas or business operations of companies in these geographic areas, causing an adverse impact on the value of the Fund.
High Portfolio Turnover Risk. High portfolio turnover (considered by the Fund to mean higher than 100% annually) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. These effects of higher than normal portfolio turnover may adversely affect Fund performance.
High Yield Securities Risk. Securities that are rated below investment-grade (commonly referred to as “junk bonds,” which may include those bonds rated below “BBB-” by S&P Global Ratings and Fitch, or below “Baa3” by Moody’s), or are unrated, may be deemed speculative, may involve greater levels of risk than higher-rated securities of similar maturity and may be more likely to default.
The major risks of high yield securities investments include:
◾
High yield securities may be issued by less creditworthy issuers. Issuers of high yield securities may have a larger amount of outstanding debt relative to their assets than issuers of investment-grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of high yield securities holders, leaving few or no assets available to repay high yield securities holders.
◾
Prices of high yield securities are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of high yield securities than on other higher rated fixed-income securities. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.
◾
Issuers of high yield securities may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.
◾
High yield securities frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems
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high yield securities held by the Fund, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.
◾
High yield securities may be less liquid than higher rated fixed-income securities, even under normal economic conditions. There are fewer dealers in the high yield securities market, and there may be significant differences in the prices quoted for high yield securities by the dealers. Because high yield securities may be less liquid than higher rated fixed-income securities, judgment may play a greater role in valuing certain of the Fund's  securities than is the case with securities trading in a more liquid market.
◾
The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.
Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds. The Index Provider’s substitution of bonds in the Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index’s stated maturity guidelines.
Index-Related Risk. The Fund seeks to achieve a return that corresponds generally to the price and yield performance, before fees and expenses, of its Underlying Index as published by the Index Provider. There is no assurance that the Index Provider or its agents will construct or calculate the Underlying Index accurately. While the Index Provider describes what the Underlying Index is designed to achieve, neither the Index Provider nor its agents provide any warranty or accept any liability regarding the quality, accuracy or completeness of the Underlying Index or its related data, and they do not guarantee that the Underlying Index will be in line with the Index Provider’s methodology. BFA also does not provide any warranty or guarantee against the Index Provider’s or any agent’s errors.
The Index Provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor BFA can offer assurances that the Index Provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the Index Provider may not identify or correct them promptly or at all, particularly for indexes that are less commonly used as benchmarks. In addition, there may be heightened risks associated with the adequacy and reliability of information about emerging markets constituents, as such markets may have less information available or less regulatory oversight. Errors related to the Underlying Index may negatively or positively impact the Fund and its shareholders. For example, if the Underlying Index contains incorrect constituents, the Fund will have exposure to such constituents and will be underexposed to the Underlying Index’s other constituents. Shareholders should understand that any gains from the Index Provider’s errors will be kept by the Fund and its shareholders and any losses or costs from such errors will be borne by the Fund and its shareholders.
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Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider and could cause the Index Provider to postpone a scheduled rebalance to the Underlying Index. This could cause the Underlying Index to vary from its normal or expected composition. If a scheduled rebalance is postponed, index constituents that would otherwise be removed at the rebalance (due to, for example, changes in market capitalization or issuer credit ratings) may remain, causing the performance and constituents of the Underlying Index to vary from those expected under normal conditions. In addition, to the extent circumstances evolve between periodic index reviews and reconstitutions, the Underlying Index may include constituents that do not align with its objective or selection criteria, and the Fund tracking the Underlying Index may be similarly affected.
In addition to scheduled rebalances, the Index Provider or its agents may carry out ad hoc index rebalances due to reaching certain weighting constraints, unusual market conditions, corporate events, or corrections of errors. The Fund will in turn rebalance its portfolio to attempt to increase the correlation between the portfolio and the Underlying Index. The Fund and its shareholders will directly bear any transaction costs and market exposure from such portfolio rebalancing. Therefore, index-related errors and ad hoc rebalances may increase the Fund’s costs and tracking error.
Interest Rate Risk. Changes in interest rates may have unpredictable effects on fixed-income markets and result in heightened market volatility and lower liquidity for certain instruments, all of which may adversely affect the Fund’s performance. Interest rate changes can be sudden and unpredictable and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for fixed-income securities.
When interest rates rise, the value of fixed-income securities or other instruments sensitive to interest rates typically decreases. A measure that investors commonly use to determine this price sensitivity is called duration. Fixed-income securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. For example, if a bond has a duration of five years and interest rates rise, the price of the bond will likely decline by a greater percentage than for a bond with a one-year duration. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer duration, rising interest rates may cause the value of the Fund’s investments to decline significantly, which would adversely affect the value of the Fund. Changes in prevailing interest rates, particularly sudden and significant changes, may lead to fluctuations in the value of floating rate debt securities, as the rates for those securities typically reset only periodically. In addition, decreases in market-making capacity for fixed-income dealers may lead to lower trading volume, heightened volatility, wider bid-ask spreads and less transparent pricing in certain fixed-income markets.
During periods of very low or negative interest rates, a Fund may be unable to maintain positive returns or pay dividends to shareholders. Under certain market conditions when interest rates are set at low levels and the market prices of portfolio securities
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have increased, a Fund may have a very low or even negative yield, which would cause the Fund to lose money in certain conditions and time periods.
Issuer Risk. The performance of a Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value of securities or other assets may decline, or perform differently from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.
Management Risk. The Fund is not actively managed and invests in securities or other assets included in, or representative of, its Underlying Index, regardless of their investment merits. The Fund may be affected by a general decline in market segments related to its Underlying Index, and BFA generally does not attempt to invest the Fund’s assets in defensive positions under any market conditions, including declining markets. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track its Underlying Index. Because BFA uses a representative sampling indexing strategy, the Fund will not fully replicate its Underlying Index and may hold securities or other assets not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment strategy, whose implementation is subject to a number of constraints, may not produce the intended results. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of its Underlying Index or that the Fund will achieve its investment objective.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a financial instrument or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the particular instrument or asset, or factors that affect one or more issuers, counterparties, exchanges, countries or other geographic units, markets, industries, or asset classes. Local, regional or global events such as war, acts of terrorism, pandemics or other public health issues, recessions, the prospect or occurrence of a sovereign default or other financial crisis, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV. Changes in market and economic conditions generally do not have the same impact on all types of instruments and assets.
Market Trading Risk. The Fund faces numerous market trading risks, any of which may lead to its shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to the NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund shares.
Absence of an Active Primary Market. Although Fund shares are listed for trading on one or more stock exchanges, there can be no assurance that an active primary trading market for Fund shares will develop or be maintained by market makers or Authorized Participants.
Secondary Listing Risks. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary
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listing is maintained. Fund shares also may be available to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for exchange listing or market trading. The Fund’s shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information that is available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to create or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts to NAV than might be experienced at times when the Fund accepts creation and redemption orders. Securities held by the Fund may be traded in markets that close at a different time than an exchange on which Fund shares are traded. Liquidity in those securities may be reduced after the applicable closing time. As a result, during the time when the exchange is open but after the applicable market closing, fixing or settlement time, there may be wider bid/ask spreads on the exchange and a greater premium or discount to NAV.
In stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, and an investor may be unable to sell their Fund shares.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or for other reasons. In times of extraordinary market volatility, Fund shares may be subject to trading halts pursuant to “circuit breaker” rules of a stock exchange or market. If there is a trading halt or unanticipated closure of an exchange or market, an investor may be unable to purchase or sell Fund shares. In addition, if trading in certain securities or financial instruments is restricted, this may disrupt the Fund’s creation/redemption process, affect the price at which Fund shares trade in the secondary market, and result in the Fund being unable to trade certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio or accurately price its portfolio holdings and may incur substantial trading losses.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short. In addition, trading activity in derivative products based on the Fund may lead to increased trading volume and volatility in the secondary market for the shares of the Fund.
Fund Shares May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s portfolio holdings. The trading price of the Fund’s shares fluctuates throughout trading hours based on both market supply of and demand for Fund shares
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and the underlying value of the Fund’s portfolio holdings or NAV. As a result, the trading prices of the Fund’s shares may deviate significantly from NAV during times of market volatility, significant redemption requests, or other unusual market conditions
However, because Fund shares can be created and redeemed in Creation Units at NAV, BFA believes that large discounts or premiums to the Fund’s NAV are not likely to be sustained over the long term (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs). While the creation/redemption feature is designed to make it more likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or other market participants, and during periods of significant market volatility, may result in trading prices for shares of the Fund that differ significantly from its NAV. Authorized Participants may be less willing to create or redeem the Fund’s shares if there is a lack of an active market for such shares or the Fund’s underlying investments, which may contribute to the Fund’s shares trading at a premium or discount to NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling Fund shares through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “spread,” which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The spread varies over time for Fund shares based on trading volume and market liquidity. It is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. Increased market volatility also may cause wider spreads. In addition, there may be regulatory and other charges that are incurred as a result of trading activity. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results, and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Prepayment Risk. During periods of falling interest rates, issuers of certain debt obligations may repay principal prior to the security’s maturity, which may cause the Fund to have to reinvest in securities with lower yields or higher risk of default, resulting in a decline in the Fund’s income or return potential. Also, if a security subject to prepayment had been purchased at a premium, the value of the premium would be lost in the event of prepayment.
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Risk of Investing in Russia. Investing in Russian securities involves significant risks, in addition to those described under “Risk of Investing in Emerging Markets” and “Non-U.S. Issuers Risk,” that are not typically associated with investing in U.S. securities, including:
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The risk of delays in settling portfolio transactions and the risk of loss arising out of the system of share registration and custody used in Russia;
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Risks in connection with the maintenance of the Fund’s portfolio securities and cash with foreign sub-custodians and securities depositories, including the risk that appropriate sub-custody arrangements will not be available to the Fund;
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The risk that the Fund’s ownership rights in portfolio securities could be lost through fraud or negligence because ownership in shares of Russian companies is recorded by the companies themselves and by registrars, rather than by a central registration system;
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The risk that the Fund may not be able to pursue claims on behalf of its shareholders because of the system of share registration and custody, and because Russian banking institutions and registrars are not guaranteed by the Russian government; and
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The risk that various responses by other nation-states to alleged Russian cyber activity will impact Russia’s economy and Russian issuers of securities in which the Fund invests.
Russian invasion of Ukraine. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions, including declines in its stock markets and the value of the ruble against the U.S. dollar, are impossible to predict, but could be significant. Disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, import and export restrictions, tariffs or cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians, may impact Russia’s economy, Russian issuers of securities in which the Fund invests, or the economies of Europe as a whole. Actual and threatened responses to Russian military action may also impact the markets for certain Russian commodities, such as oil and natural gas, as well as other sectors of the Russian economy, and are likely to have collateral impacts on such sectors across Europe and globally.
Russia Sanctions. Governments in the U.S. and many other countries (collectively, the “Sanctioning Bodies”) have imposed economic sanctions on certain Russian individuals, including politicians, and Russian corporate and banking entities, including banning Russia from global payments systems that facilitate cross-border payments. The Sanctioning Bodies, or others, could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the
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immediate freeze of Russian securities and/or funds invested in prohibited assets, impairing the ability of the Fund to buy, sell, receive or deliver those securities and/or assets.
The sanctions against certain Russian issuers include prohibitions on transacting in or dealing in issuances of debt or equity of such issuers. Compliance with each of these sanctions has and may continue to impair the ability of the Fund to buy, sell, hold, receive or deliver the affected securities or other securities of such issuers. If it becomes impracticable or unlawful for the Fund to hold securities subject to, or otherwise affected by, sanctions (collectively, “affected securities”), or if deemed appropriate by BFA, the Fund may prohibit in-kind deposits of the affected securities in connection with creation transactions and instead require a cash deposit, which may also increase the Fund's transaction costs. The Fund may also be legally required to freeze assets in a blocked account.
Sanctions have resulted in Russia taking counter measures or retaliatory actions, which has impaired the value and liquidity of Russian securities. These retaliatory measures include the immediate freeze of Russian assets held by the Fund. Due to the freeze of these assets, including depositary receipts, the Fund may need to liquidate non-restricted assets in order to satisfy any Fund redemption orders. The liquidation of Fund assets during this time may also result in the Fund receiving substantially lower prices for its securities. Russia may implement additional retaliatory measures, which may further impair the value and liquidity of Russian securities and the ability of the Fund to receive dividend payments. Recently, Russia has issued a number of countersanctions, some of which restrict the distribution of profits by limited liability companies (e.g., dividends), and prohibits Russian persons from entering into transactions with designated persons from “unfriendly states” as well as the export of raw materials or other products from Russia to certain sanctioned persons. Russian companies may be unable to pay dividends and, if they pay dividends, the Fund may be unable to receive them.
These sanctions, the decision by Russia to suspend trading on the Moscow Exchange (MOEX) and prohibit non-resident investors from executing security sales, and other events have led to changes in the Fund's Underlying Index. The Fund’s Index Provider has removed Russian securities from the Underlying Index. To the extent that the Fund rebalances its portfolio and trades in non-Russian securities to seek to track the investment results of the Underlying Index, this may result in transaction costs and increased tracking error. The Fund is currently restricted from trading in Russian securities, including those in its portfolio, while the Underlying Index has removed Russian securities. This disparity will also lead to increased tracking error. The inability of the Fund to trade in Russian securities may adversely affect the Fund’s ability to meet its investment objective. It is unknown when, or if, sanctions may be lifted or the Fund’s ability to trade in Russian securities will resume.
Also, if an affected security is included in the Fund's Underlying Index, the Fund may, where practicable, seek to eliminate its holdings of the affected security by employing or augmenting its representative sampling strategy to seek to track the investment results of its Underlying Index. The use of (or increased use of) a representative sampling strategy may increase the Fund’s tracking error risk. If the affected securities
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constitute a significant percentage of the Underlying Index, the Fund may not be able to effectively implement a representative sampling strategy, which may result in significant tracking error between the Fund’s performance and the performance of its Underlying Index.
Risk of Investing in Saudi Arabia. The ability of foreign investors (such as the Fund) to invest in the securities of Saudi Arabian issuers is relatively new. Such ability could be restricted by the Saudi Arabian government at any time, and unforeseen risks could materialize with respect to foreign ownership in such securities. In addition, the Saudi Arabian government places investment limitations on the ownership of Saudi Arabian issuers by foreign investors, including a limitation on the Fund’s ownership of any single issuer listed on the Saudi Arabian Stock Exchange, which may prevent the Fund from investing in accordance with its strategy and contribute to tracking error against the Underlying Index. Saudi Arabia is highly reliant on income from the sale of petroleum and trade with other countries involved in the sale of petroleum, and its economy is therefore vulnerable to changes in foreign currency values and the market for petroleum. As global demand for petroleum fluctuates, Saudi Arabia may be significantly impacted. Like most Middle Eastern governments, the government of Saudi Arabia exercises substantial influence over many aspects of the private sector. Although liberalization in the wider economy is underway, in many areas it has lagged significantly: restrictions on foreign ownership persist, and the government has an ownership stake in many key industries. The situation is exacerbated by the fact that Saudi Arabia is governed by an absolute monarchy. Saudi Arabia has historically experienced strained relations with economic partners worldwide, including other countries in the Middle East, due to geopolitical events. Governmental actions in the future could have a significant effect on economic conditions in Saudi Arabia, which could affect private sector companies and the Fund, as well as the value of securities in the Fund’s portfolio. Any economic sanctions on Saudi Arabian individuals or Saudi Arabian corporate entities, or even the threat of sanctions, may result in the decline of the value and liquidity of Saudi Arabian securities, a weakening of the Saudi riyal or other adverse consequences to the Saudi Arabian economy. In addition, Saudi Arabia’s economy relies heavily on cheap, foreign labor, and changes in the availability of this labor supply could have an adverse effect on the economy.
Investments in the securities of Saudi Arabian issuers involve risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of the Fund’s investments. Such heightened risks may include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, crime and instability as a result of religious, ethnic and/or socioeconomic unrest. Although the political situation in Saudi Arabia is largely stable, Saudi Arabia has historically experienced political instability, and there remains the possibility that instability in the larger Middle East region could adversely impact the economy of Saudi Arabia. Political instability in the larger Middle East region has caused significant disruptions to many industries. Continued political and social unrest in these areas may negatively affect the value of securities in the Fund’s portfolio.
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Risk of Investing in the U.S. Investing in U.S. issuers involves legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. A decrease in imports or exports, changes in trade regulations, inflation, an economic recession, financial system stress, or political turmoil, among other risks, may have an adverse effect on the U.S. economy and the securities listed on U.S. exchanges. The U.S. is also subject to the risk of natural disasters, such as droughts, earthquakes, fires and floods. U.S. security risks include acts of terrorism, internal unrest and a deterioration in relations between the U.S. and certain countries. Any of these may adversely affect the U.S. economy, financial markets or issuers.
Governmental agencies project that the U.S. will maintain elevated public debt levels for the foreseeable future. Although elevated debt levels do not necessarily indicate or cause economic problems, the costs of servicing such debt may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. BlackRock Institutional Trust Company, N.A. (“BTC”), which is the securities lending agent for the iShares/BlackRock ETFs, will take into account the tax impact to Fund shareholders of substitute payments for dividends when managing the securities lending program.
Security Risk. Some geographic areas in which the Fund invests have experienced acts of terrorism and strained international relations due to territorial disputes, historical animosities, defense concerns and other security concerns. These situations may cause uncertainty in the markets of these geographic areas and may adversely affect their economies.
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund's valuation of a security at the time of calculation of the Fund's NAV), transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses,
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while the Underlying Index does not. BFA EXPECTS THAT THE FUND WILL EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX ETFs.
U.S. Agency Mortgage-Backed Securities Risk. The Fund invests in securities backed by pools of mortgages issued or guaranteed by the U.S. government or one of its agencies or sponsored entities, including Fannie Mae, Freddie Mac or Ginnie Mae. While securities guaranteed by Ginnie Mae are backed by the full faith and credit of the U.S. government, securities issued by Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to its agencies or sponsored entities where it is not obligated to do so. Bonds or debentures that do not carry the backing of the full faith and credit of the U.S. government are subject to more credit risk than securities that are supported by the full faith and credit of the U.S. government. To the extent that the U.S. government has provided support to a U.S. agency or sponsored entity in the past, there can be no assurance that the U.S. government will provide support in the future if it is not obligated to do so. If a U.S. government agency or sponsored entity that is the issuer of securities in which the Fund invests is unable to meet its obligations or ceases to exist and no plan is made for repayment of securities, the performance of the Fund will be adversely affected.
MBS represent interests in “pools” of mortgages and, due to the nature of these loans they represent, are subject to prepayment and extension risk. Prepayment risk is the risk that, during periods of falling interest rates, an issuer of mortgages and other fixed-income securities may be able to repay principal prior to the security’s maturity. This may cause the Fund to have to reinvest in securities with a lower yield or higher risk of default, resulting in a decline in the Fund's income or return potential.
MBS are also subject to extension risk, which is the risk that when interest rates rise, certain MBS will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline in income and potentially in the value of the investment.
Because of prepayment and extension risks, MBS react differently to changes in interest rates than other bonds. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain MBS. These securities are also subject to the risk of default on the underlying mortgage loans, particularly during periods of economic downturn.
The Fund seeks to obtain exposure to the fixed-rate portion of U.S. agency mortgage pass-through securities primarily through TBA securities, or TBA transactions. TBAs refer to a commonly used mechanism for the forward settlement of U.S. agency MBS, and not to a separate type of MBS. Default or bankruptcy of a counterparty to a TBA transaction would expose the Fund to possible losses because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction.
The Fund intends to invest cash pending settlement of TBA transactions in money market instruments, repurchase agreements, or other high quality, liquid short-term instruments, including money market funds advised by BFA. The Fund will pay its pro
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rata share of fees and expenses of any money market fund that it may invest in, in addition to the Fund’s own fees and expenses.
U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline. U.S. Treasury securities are rated AA+ by S&P Global Ratings. A downgrade of the rating of U.S. Treasury securities may cause the value of the Fund's U.S. Treasury obligations to decline. Because U.S. government debt obligations are often used as a benchmark for other borrowing arrangements, a downgrade could also result in higher interest rates for a range of borrowers, cause disruptions in the international bond markets and have a substantial adverse effect on the U.S. and global economy.
A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and lead the government to issue additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that the U.S. government will not be able to make principal or interest payments when they are due. If market participants determine that U.S. sovereign debt levels have become unsustainable, the value of the U.S. dollar could decline, thus increasing inflationary pressures, particularly with respect to services outsourced to non-U.S. providers and imported goods and constrain or prevent the U.S. government from implementing effective countercyclical fiscal policy in economic downturns. Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period that shareholders own shares of the Fund. Notwithstanding that U.S. Treasury obligations are backed by the full faith and credit of the United States, circumstances could arise that could prevent the timely payment of interest or principal, such as reaching the legislative “debt ceiling.” Such non-payment would result in losses to the Fund and substantial negative consequences for the U.S. economy and the global financial system.
Valuation Risk. The price that the Fund could receive upon the sale (or other disposition) of a security or other asset may differ from the Fund’s valuation of the security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology. The price received by the Fund also may differ from the value used by the Underlying Index (if applicable). Because non-U.S. exchanges or markets may be open on days or during time periods when the Fund does not price its shares, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when investors are not able to purchase or sell Fund shares.
In addition, for purposes of calculating the Fund's NAV, the value of assets denominated in non-U.S. currencies (if any) is translated into U.S. dollars at the prevailing market rates. This translation may result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index. Authorized Participants that create or redeem
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Fund shares on days when the Fund is holding fair-valued securities or other assets may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the securities or other assets not been fair valued or been valued using a different methodology. The ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies. The order of the below risk factors does not indicate the significance of any particular risk factor.
Close-Out Risk for Qualified Financial Contracts. Regulations adopted by global prudential regulators require counterparties that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent a Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and also prohibit a Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit risk and other risks to a Fund.
Financials Sector Risk. Companies in the financials sector are subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge, the amount of capital and liquid assets they must maintain and, potentially, their size. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by such regulation. Increased risk taking by financial companies may also result in greater overall risk in the U.S. and global financials sector. The impact of changes in capital requirements, or recent or future regulation in various countries, on any individual financial company or on the financials sector as a whole cannot be predicted.
Certain risks may impact the value of investments in the financials sector more severely than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financials sector are exposed directly to the credit risk of their borrowers and counterparties, who may be leveraged to an unknown degree, including through swaps and other derivatives products. Financial services companies may have significant exposure to the same borrowers and counterparties, with the result that a borrower’s or counterparty’s inability to meet its obligations to one company may affect other companies with exposure to the same borrower or counterparty. This interconnectedness of risk may result in significant negative impacts to companies with direct exposure to the defaulting counterparty as well as adverse cascading effects in the markets and the financials sector generally. Companies in the financials sector may also be adversely affected by increases in interest rates and loan losses,
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decreases in the availability of money or asset valuations, credit rating downgrades, adverse public perception and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. The financials sector is particularly sensitive to fluctuations in interest rates. The financials sector is also a target for cyberattacks. Cybersecurity incidents and technology malfunctions and failures have become increasingly frequent and have caused significant losses to companies in this sector, which may negatively impact the Fund. The extent to which the Fund may invest in a company that engages in securities-related activities or banking is limited by applicable law.
Illiquid Investments Risk. The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and any security or instrument held by the Fund may be deemed an illiquid investment pursuant to the Fund’s liquidity risk management program. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. An investment may be illiquid due to, among other things, the reduced number and capacity of traditional market participants to make a market in securities or instruments, the lack of an active market for such securities or instruments, capital controls, delays or limits on repatriation of local currency, or insolvency of local governments. To the extent that the Fund invests in securities or instruments with substantial market and/or credit risk, the Fund will tend to have increased exposure to the risks associated with illiquid investments. Illiquid investments may be harder to value, especially in changing markets. Although the Fund primarily seeks to redeem shares of the Fund on an in-kind basis, if the Fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the Fund may be greater than normal. Other market participants may be attempting to liquidate holdings at the same time as the Fund, causing increased supply of the Fund’s underlying investments in the market and contributing to illiquid investments risk and downward pricing pressure. In addition, if the Fund is limited in its ability to sell illiquid investments during periods when shareholders are redeeming their shares, the Fund will need to sell liquid securities to meet redemption requests and illiquid securities will become a larger portion of the Fund’s holdings. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund's NAV.
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Large Shareholder and Large-Scale Redemption Risk. Certain shareholders of the Fund, including an Authorized Participant, a third-party investor, the Fund’s adviser, an affiliate of the Fund’s adviser, a market maker, or another entity, may from time to time own or manage a substantial amount of Fund shares or may hold their investment in the Fund for a limited period of time. These shareholders may also pledge or loan Fund shares (to secure financing or otherwise), which may result in the shares becoming concentrated in another party. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment or that the size of the Fund would be maintained. Redemptions of a large number of Fund shares may adversely affect the Fund’s liquidity and net assets. To the extent the Fund permits redemptions in cash, these redemptions may force the Fund to sell portfolio securities or other assets when it might not otherwise do so, which may negatively impact the Fund’s NAV, have a material effect on the market price of Fund shares, increase the Fund’s brokerage costs, accelerate the realization of taxable income and/or capital gains, and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such tax year. The Fund also may be required to sell its more liquid investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price.
To the extent these large shareholders transact in Fund shares on the secondary market, such transactions may account for a large percentage of the trading volume for Fund shares and may, therefore, have a material upward or downward effect on the market price of the shares. In addition, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, diluting its investment returns.
Non-U.S. Issuers Risk. The Fund may invest in U.S. dollar-denominated bonds of non-U.S. corporate issuers. Securities issued by non-U.S. issuers have different risks from securities issued by U.S. issuers. These risks include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, uncertainties of transnational litigation, and potential restrictions on the flow of international capital, including the possible seizure or nationalization of the securities issued by non-U.S. issuers held by the Fund. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. Unfavorable political, economic or governmental developments in non-U.S. countries could affect the payment of a security’s principal and interest. Securities issued by non-U.S. issuers may also be less liquid than, and more difficult to value than, securities of U.S. issuers. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer’s local currency against the U.S. dollar.
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Privately Issued Securities Risk. The Fund may not invest in private placements, but may invest in certain privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S under the 1933 Act. Privately issued securities typically may be resold only to qualified institutional buyers, or in a privately negotiated transaction, or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund may find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s NAV due to the absence of an active trading market. There can be no assurance that a privately issued security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and its value may decline as a result.
Reference Rate Replacement Risk. The Fund may be exposed to financial instruments that recently transitioned from, or continue to be tied to, London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value. The United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, has ceased publishing all LIBOR settings. In April 2023, however, the FCA announced that some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. The Secured Overnight Financing Rate (“SOFR”), which is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement market, has been used increasingly on a voluntary basis in new instruments and transactions. Under U.S. regulations that implement a statutory fallback mechanism to replace LIBOR, benchmark rates based on SOFR have replaced LIBOR in different categories of financial contracts.
Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Parties to contracts, securities, or other instruments using LIBOR may disagree on transition rates or the application of transition regulation, potentially resulting in uncertainty of performance and the possibility of litigation. The Fund may have instruments linked to other interbank offered rates that may also cease to be published in the future.
Risk of Investing in Developed Countries. Investment in developed country issuers will subject the Fund to legal, regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries generally tend to rely on services sectors (e.g., the financial services sector) as the primary means of
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economic growth. A prolonged slowdown in one or more services sectors is likely to have a negative impact on economies of certain developed countries, although economies of individual developed countries can be impacted by slowdowns in other sectors. In the past, certain developed countries have been targets of terrorism, and some geographic areas in which the Fund invests have experienced strained international relations due to territorial disputes, historical animosities, defense concerns and other security concerns. These situations may cause uncertainty in the financial markets in these countries or geographic areas and may adversely affect the performance of the issuers to which the Fund has exposure. Heavy regulation of certain markets, including labor and product markets, may have an adverse effect on certain issuers. Such regulations may negatively affect economic growth or cause prolonged periods of recession. Many developed countries are heavily indebted and face rising healthcare and retirement expenses. In addition, price fluctuations of certain commodities and regulations impacting the import of commodities may negatively affect developed country economies.
Threshold/Underinvestment Risk. If certain aggregate and/or fund-level ownership thresholds are reached through transactions undertaken by BFA, its affiliates or the Fund, or as a result of third-party transactions or actions by an issuer or regulator, the ability of BFA and its affiliates on behalf of clients (including the Fund) to purchase or dispose of investments, exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. The capacity of the Fund to invest in certain securities or other assets may be affected by the relevant threshold limits, and such limitations may have adverse effects on the liquidity and performance of the Fund’s portfolio holdings. To the extent a Fund tracks an index, such limits may increase the risk of the Fund being underinvested in an asset relative to its Underlying Index and increase the risk of tracking error.
For example, ownership limits may apply to securities whose issuers operate in certain regulated industries or in certain international markets. Such limits also may apply where the investing entity (such as the Fund) is subject to corporate or regulatory ownership restrictions or invests in certain futures or other derivative transactions. In certain circumstances, aggregate and/or fund-level amounts invested or voted by BFA and its affiliates for their proprietary accounts and for client accounts (including the Fund) may not exceed the relevant limits without the grant of a license or other regulatory or corporate consent. In other cases, exceeding such thresholds may cause BFA and its affiliates, the Fund or other client accounts to suffer disadvantages or business restrictions.
Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The Fund discloses its portfolio holdings daily at www.iShares.com. Fund fact sheets providing information regarding the Fund's top holdings are posted on www.iShares.com when available and may be requested by calling 1-800-iShares (1-800-474-2737).
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Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Fund. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, and litigation expenses and any extraordinary expenses (as determined by a majority of the Trustees who are not “interested persons” of the Trust). Operating expenses paid by BFA under the Investment Advisory Agreement exclude Acquired Fund Fees and Expenses, if any.
For the fiscal year ended February 29, 2024, BFA was paid a management fee from the Fund, as a percentage of the Fund’s average daily net assets, net of any applicable waivers, at the annual rate of 0.05%.
BFA has contractually agreed to waive a portion of its management fees in an amount equal to the Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other registered investment companies advised by BFA, or its affiliates, through February 28, 2026. The contractual waiver may be terminated prior to February 28, 2026 only upon written agreement of the Trust and BFA. In addition, BFA may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”). As of March 31, 2024, BFA and its affiliates provided investment advisory services for assets of approximately $10.5 trillion. BFA and its affiliates trade and invest for their own accounts in the actual securities and types of securities in which the Fund may also invest, which may affect the price of such securities.
A discussion regarding the basis for the approval by the Trust's Board of Trustees (the “Board”) of the Investment Advisory Agreement with BFA is available in the Fund's Semi-Annual Report for the period ended August 31.
Portfolio Managers. James Mauro and Karen Uyehara are primarily responsible for the day-to-day management of the Fund. The Portfolio Managers are responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their respective portfolio management teams to focus on certain asset classes, implementing investment
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strategy, researching and reviewing investment strategy and overseeing members of their respective portfolio management teams who have more limited responsibilities.
James Mauro has been employed by BFA or its affiliates as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since 2016.
Karen Uyehara has been employed by BFA or its affiliates as a senior portfolio manager since 2010. Prior to that, Ms. Uyehara was a portfolio manager at Western Asset Management Company (WAMCO). Ms. Uyehara has been a Portfolio Manager of the Fund since 2021.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company is the administrator, custodian and transfer agent for the Fund. JPMorgan Chase Bank, N.A. serves as custodian for the Fund in connection with certain securities lending activities.
Conflicts of Interest. The investment activities of BFA and its affiliates (including BlackRock and its subsidiaries (collectively, the “Affiliates”)), and their respective directors, officers or employees, in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and its Affiliates provide investment management services to other funds and discretionary managed accounts that may follow investment programs similar to that of the Fund. BFA and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more Affiliates act, or may act, as an investor, research provider, investment manager, commodity pool operator, commodity trading advisor, financier, underwriter, adviser, trader, lender, index provider, agent and/or principal, and have other direct and indirect interests in securities, currencies, commodities, derivatives and other instruments in which the Fund may directly or indirectly invest. The Fund may invest in securities of, or engage in other transactions with, companies with which an Affiliate has significant debt or equity investments or other interests. The Fund may also invest in issuances (such as structured notes) by entities for which an Affiliate provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. The Fund also may invest in securities of, or engage in other transactions with, companies for which an Affiliate provides or may in the future provide research coverage. An Affiliate may have business relationships with, and purchase or distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the
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Fund. This may include transactions in securities issued by other open-end and closed-end investment companies (which may include investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”)). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate having positions in certain securities that are senior or junior to, or have interests different from or adverse to, the securities that are owned by the Fund.
Neither BlackRock nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. The results of the Fund's investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by BlackRock or an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
In addition, the Fund may, from time to time, enter into transactions in which BFA or an Affiliate or its or their directors, officers, employees or clients have an adverse interest. Furthermore, transactions undertaken by clients advised or managed by BFA or its Affiliates may adversely impact the Fund. Transactions by one or more clients or by BFA or its Affiliates or their directors, officers or employees may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to BFA or one or more Affiliates and/or their internal policies designed to comply with such restrictions.
Under a securities lending program approved by the Board, the Fund has retained BTC, an Affiliate of BFA, to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the securities lending agent will receive a fee from the Fund based on the returns earned on the Fund’s lending activities, including investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
Under an ETF Services Agreement, the Fund has retained BlackRock Investments, LLC (the “Distributor” or “BRIL”), an Affiliate of BFA, to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units of the Fund (“ETF Services”). BRIL will retain a portion of the standard transaction fee received from Authorized Participants on each creation or redemption order from the Authorized Participant for the ETF Services provided. BlackRock collaborated with, and received payment from, Citibank, N.A. (“Citibank”) on the design and development of the ETF Services platform. Citibank may have, or from time to time may develop, additional relationships with BlackRock or funds managed by BFA and its affiliates.
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It is also possible that, from time to time, BlackRock and/or its advisory clients (including other funds and separately managed accounts) may, subject to compliance with applicable law, purchase and hold shares of the Fund. The price, availability, liquidity, and (in some cases) expense ratio of the Fund may be impacted by purchases and sales of the Fund by BlackRock and/or its advisory clients.
The activities of BFA and its Affiliates and their respective directors, officers or employees may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange or otherwise in the secondary market. The Fund's shares trade under the ticker symbol “IMTB.”
Buying or selling Fund shares on an exchange or other secondary market involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you may incur a brokerage commission and other charges. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The Fund's spread may also be impacted by the liquidity or illiquidity of the underlying securities held by the Fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities.
The Fund does not impose restrictions on the frequency of purchases and redemptions of Fund shares directly with the Fund. The Board determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of Fund shares because the Fund generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio
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securities. However, the Fund has taken certain measures (e.g., imposing transaction fees on purchases and redemptions of Creation Units and reserving the right to reject purchases of Creation Units under certain circumstances) to minimize the potential consequences of frequent cash purchases and redemptions by Authorized Participants, such as increased tracking error, disruption of portfolio management, dilution to the Fund, and/or increased transaction costs. Further, the vast majority of trading in Fund shares occurs on the secondary market, which does not involve the Fund directly, and such trading is unlikely to cause many of the harmful effects of frequent cash purchases or redemptions of Fund shares.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.
Section 12(d)(1) of the 1940 Act generally restricts investments by investment companies, including foreign and unregistered investment companies, in the securities of other investment companies. For example, a registered investment company (the “Acquired Fund”), such as the Fund, may not knowingly sell or otherwise dispose of any security issued by the Acquired Fund to any investment company (the “Acquiring Fund”) or any company or companies controlled by the Acquiring Fund if, immediately after such sale or disposition: (i) more than 3% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and any company or companies controlled by the Acquiring Fund, or (ii) more than 10% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and other investment companies and companies controlled by them. However, registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) in reliance on Rule 12d1-4 under the 1940 Act, the registered investment company must, among other things, enter into an agreement with the Trust. Foreign investment companies are permitted to invest in the Fund only up to the limits set forth in Section 12(d)(1), subject to any applicable SEC no-action relief.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of, and holds legal title to, all outstanding shares of the Fund.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its
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participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as the supply of and demand for ETF shares and underlying securities held by the Fund, economic conditions and other factors.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the close of regular trading hours of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund is determined pursuant to BFA’s valuation policies and procedures. BFA has been designated by the Board as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act.
The Fund values fixed-income portfolio securities using last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Fund's approved independent third-party pricing services, each in accordance with BFA's valuation policies and procedures. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller odd lot sizes. Odd lots often trade at lower prices than institutional round lots. An amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless BFA determines in good faith that such method does not represent fair value.
Generally, trading in non-U.S. securities and money market instruments is substantially completed each day at various times prior to the close of regular trading hours of the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, BFA will fair value the Fund’s investments in accordance with its policies and procedures. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of trading or other reasons, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, when there is a significant event subsequent to the most recent market quotation, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is
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available. A “significant event” is deemed to occur if BFA determines, in its reasonable business judgment prior to or at the time of pricing the Fund’s assets or liabilities, that the event is likely to cause a material change to the last exchange closing price or closing market price of one or more assets held by, or liabilities of, the Fund.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
Dividends and Distributions.
General Policies. Dividends from net investment income, if any, generally are declared and paid at least once a year by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Note on Tax Information. The following sections summarize some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Certain states and localities may exempt from tax distributions attributable to interest from U.S. federal government obligations. Consult your personal tax advisor about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
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Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, in which case your distributions generally will be taxable when withdrawn, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Long-term capital gains are eligible for taxation at a maximum rate of 15% or 20% for non-corporate shareholders, depending on whether their income exceeds certain threshold amounts. Distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married and filing jointly) and of estates and trusts. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
You may lose the ability to use foreign tax credits passed through by the Fund if your Fund shares are loaned out pursuant to a securities lending agreement.
If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
Dividends, interest and capital gains earned by the Fund with respect to securities issued by non-U.S. issuers may give rise to withholding, capital gains and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the total assets of the Fund at the close of a year consists of non-U.S. stocks or securities (generally, for this purpose, depositary receipts, no matter where traded, of non-U.S. companies are treated as “non-U.S.”), generally the Fund may “pass through” to you certain non-U.S. income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in
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calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.
For purposes of foreign tax credits for U.S. shareholders of the Fund, foreign capital gains taxes may not produce associated foreign source income, limiting the availability of such credits for U.S. persons.
If you are neither a resident nor a citizen of the U.S. or if you are a non-U.S. entity (other than a pass-through entity to the extent owned by U.S. persons), the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.
Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information concerning their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership, unless certain exceptions apply.
If you are a resident or a citizen of the U.S., by law, backup withholding at a 24% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes When Shares Are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
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Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. Each “creator” or authorized participant (an “Authorized Participant”) has entered into an agreement with the Fund's Distributor, an affiliate of BFA. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units.
A creation transaction, which is subject to acceptance by the Distributor and the Fund, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities, assets or other positions (a “creation basket”), and an amount of cash (including any cash representing the value of substituted securities, assets or other positions), if any, which together approximate the holdings of the Fund in exchange for a specified number of Creation Units. Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities, assets or other positions (a “redemption basket”) held by the Fund and an amount of cash (including any portion of such securities for which cash may be substituted). The Fund may, in certain circumstances, offer Creation Units partially or solely for cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. Creation and redemption baskets may differ and the Fund will accept “custom baskets.” More information regarding custom baskets is contained in the Fund's SAI.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
Only an Authorized Participant may create or redeem Creation Units with the Fund. Authorized Participants may create or redeem Creation Units for their own accounts or for customers, including, without limitation, affiliates of the Fund.
In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined in Rule 144A under the 1933 Act, will not be able to receive restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant that has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the
30

procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
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Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 50 Hudson Yards, New York, NY 10001.
BFA or its affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, data provision services, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments or other financial incentives it is eligible to receive. Therefore, such payments or other financial incentives offered or made to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its affiliates.
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Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)

	iShares Core 5-10 Year USD Bond ETF
	Year Ended 02/29/24	Year Ended 02/28/23	Year Ended 02/28/22	Year Ended 02/28/21	Year Ended 02/29/20
Net asset value, beginning of year	$42.85	$48.76	$51.55	$51.67	$48.49
Net investment income(a)	1.82	1.39	0.91	1.09	1.49
Net realized and unrealized gain (loss)(b)	(0.28)	(6.00)	(2.46)	0.15	3.15
Net increase (decrease) from investment operations	1.54	(4.61)	(1.55)	1.24	4.64
Distributions(c)
From net investment income	(1.81)	(1.30)	(0.86)	(1.36)	(1.46)
From net realized gain	—	—	(0.38)	—	—
Total distributions	(1.81)	(1.30)	(1.24)	(1.36)	(1.46)
Net asset value, end of year	$42.58	$42.85	$48.76	$51.55	$51.67
Total Return(d)
Based on net asset value	3.69%	(9.51)%	(3.07)%	2.39%	9.72%
Ratios to Average Net Assets(e)
Total expenses	0.06%	0.06%	0.06%	0.06%	0.06%
Total expenses after fees waived	0.05%	0.05%	0.05%	0.05%	0.05%
Net investment income	4.28%	3.14%	1.79%	2.09%	2.97%
Supplemental Data
Net assets, end of year (000)	$170,334	$162,844	$107,265	$123,730	$118,852
Portfolio turnover rate(f)(g)	300%	335%	279%	384%	377%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f) Portfolio turnover rate excludes in-kind transactions, if any.
(g) Includes mortgage dollar roll transactions (“MDRs”).
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Index Provider
The Underlying Index is maintained by Bloomberg. Bloomberg is not affiliated with the Trust, BFA, the Distributor or any of their respective affiliates.
BFA or its affiliates have entered into a license agreement with the Index Provider to use the Underlying Index. BFA, or its affiliates, sublicenses rights in the Underlying Index to the Trust at no charge.
Disclaimers
“Bloomberg®” and the Underlying Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”), and have been licensed for use for certain purposes by BFA.
The Fund is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly. The only relationship of Bloomberg to BFA is the licensing of certain trademarks, trade names and service marks and of the Underlying Index, which is determined, composed and calculated by BISL without regard to BFA or the Fund. Bloomberg has no obligation to take the needs of BFA or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to the Fund’s customers, in connection with the administration, marketing or trading of the Fund.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY BFA, OWNERS OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE FUND OR UNDERLYING INDEX OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING
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FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
The past performance of the Underlying Index is not a guide to future performance. BFA and its affiliates do not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA and its affiliates shall have no liability for any errors, omissions or interruptions therein. BFA and its affiliates make no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA or its affiliates have any liability for any special, punitive, direct, indirect, consequential or any other damages (including lost profits), even if notified of the possibility of such damages.
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Want to know more?
iShares.com  | 1-800-474-2737
Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at www.iShares.com. Copies of the Prospectus, SAI, shareholder reports and other information, as applicable and when available, can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is, or will be, available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual Report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 1 University Square Drive, Princeton, NJ 08540
Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
©2024 BlackRock, Inc. All rights reserved. iSHARES® and BLACKROCK®are registered trademarks of BFA and its affiliates. All other marks are the property of their respective owners.
Investment Company Act File No.: 811-09729
IS-P-IMTB-0624

June 28, 2024

2024 Prospectus
iShares Trust
• iShares Core 10+ Year USD Bond ETF | ILTB | NYSE ARCA

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Bloomberg® is a trademark of Bloomberg Finance L.P. and its affiliates (collectively, “Bloomberg”). ‘‘Bloomberg U.S. Long Government/Credit Bond Index” and “Bloomberg U.S. Universal 10+ Year Index” are trademarks of Bloomberg and its licensors and have been licensed for use for certain purposes by BlackRock Fund Advisors or its affiliates. iShares® and BlackRock® are registered trademarks of BlackRock Fund Advisors and its affiliates.
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iSHARES® CORE 10+ YEAR USD BOND ETF
Ticker: ILTBStock Exchange: NYSE Arca
Investment Objective
The iShares Core 10+ Year USD Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated bonds that are rated either investment grade or high-yield with remaining maturities greater than ten years.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except: (i) the management fees, (ii) interest expenses, (iii) taxes, (iv) expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, (v) distribution fees or expenses, and (vi) litigation expenses and any extraordinary expenses.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)[1]
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[2]	Total Annual Fund Operating Expenses
0.06%	None	0.00%	0.06%

1
Operating expenses paid by BFA under the Investment Advisory Agreement exclude acquired fund fees and expenses, if any.
2
The amount rounded to 0.00%.
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$6	$19	$34	$77
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Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 9% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to track the investment results of the Bloomberg U.S. Universal 10+ Year Index (the “Underlying Index”), which measures the performance of U.S. dollar-denominated taxable bonds that are rated either investment-grade or high yield (as determined by Bloomberg Index Services Limited (the “Index Provider” or “Bloomberg”)) with remaining maturities greater than ten years. The Underlying Index includes U.S. Treasury bonds, government-related bonds (i.e., U.S. and non-U.S. agencies, sovereign, quasi-sovereign, supranational and local authority debt), investment-grade and high yield U.S. corporate bonds, Eurodollar bonds (i.e., U.S. dollar-denominated bonds issued by foreign issuers outside the U.S.), bonds registered with the SEC or exempt from registration at the time of issuance, or offered pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”) with or without registration rights (“Rule 144A Bonds”) and emerging market bonds. The Underlying Index is a subset of the Bloomberg U.S. Universal Index.
As of February 29, 2024, a significant portion of the Underlying Index is represented by U.S. Treasury securities. The components of the Underlying Index are likely to change over time. The securities in the Underlying Index must have at least 10 years remaining to maturity, or at least 10 years remaining to the first call date in the case of callable perpetual securities. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and be non-convertible. Excluded from the Underlying Index are tax-exempt municipal securities, coupon issues that have been stripped from bonds, structured notes and private placements (excluding Rule 144A Bonds). The Underlying Index is market capitalization-weighted and is rebalanced on the last day of the month.
BFA uses an indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities
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that collectively has an investment profile similar to that of an applicable underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market value and industry weightings), fundamental characteristics (such as return variability, duration (i.e., a security's price sensitivity to a change in interest rates), maturity or credit ratings and yield) and liquidity measures similar to those of an applicable underlying index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund will invest at least 80% of its assets in the component securities of the Underlying Index and TBAs that have economic characteristics that are substantially identical to the economic characteristics of the component securities of the Underlying Index, and the Fund will invest at least 90% of its assets in fixed income securities of the types included in the Underlying Index that BFA believes will help the Fund track the Underlying Index. The Fund will invest no more than 10% of its assets in futures, options and swaps contracts that BFA believes will help the Fund track the Underlying Index as well as in fixed income securities other than the types included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. Cash and cash equivalent investments associated with a TBA position will be treated as part of that position for purposes of calculating the percentage of investments in the component securities of the Underlying Index. Cash and cash equivalent investments associated with a derivative position will be treated as part of that position for the purposes of calculating the percentage of investments included in the Underlying Index. The Fund seeks to track the investment results of the Underlying Index before fees and expenses of the Fund.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of any collateral received).
The Underlying Index is sponsored by Bloomberg, which is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective. Certain key risks are prioritized below
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(with others following in alphabetical order), but the relative significance of any risk is difficult to predict and may change over time. You should review each risk factor carefully.
Credit Risk. Debt issuers and other counterparties may be unable or unwilling to make timely interest and/or principal payments when due or otherwise honor their obligations. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also adversely affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on an issuer's or counterparty's financial condition and on the terms of an obligation.
Interest Rate Risk. Interest rate risk refers to fluctuations in the value of a fixed-income security due to changes in the general level of interest rates. An increase in interest rates generally will cause the value of fixed-income securities to decline. Securities with longer maturities generally are more sensitive to interest rate changes and subject to greater fluctuations in value. Changes in interest rates may have unpredictable effects on fixed-income markets and result in heightened market volatility and lower liquidity for certain instruments, all of which may adversely affect the Fund’s performance. Interest rate changes can be sudden and unpredictable and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for fixed-income securities.
High Yield Securities Risk. Securities that are rated below investment-grade (commonly referred to as “junk bonds,” which may include those bonds rated below “BBB-” by Standard & Poor's® Global Ratings, a subsidiary of S&P Global (“S&P Global Ratings”) and Fitch Ratings, Inc. (“Fitch”) or below “Baa3” by Moody's Investors Service, Inc. (“Moody's”)), or are unrated, may be deemed speculative, may involve greater levels of risk than higher-rated securities of similar maturity and may be more likely to default.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, pandemics or other public health issues, recessions, the prospect or occurrence of a sovereign default or other financial crisis, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.
Index-Related Risk. The Index Provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor BFA can offer assurances that the Index Provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the Index Provider may not identify or correct them promptly or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may
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impact the Index Provider or a third-party data provider and could cause the Index Provider to postpone a scheduled rebalance. This could cause the Underlying Index to vary from its normal or expected composition.
Asset Class Risk. The securities and other assets in the Underlying Index or in the Fund’s portfolio may underperform in comparison to financial markets generally, a particular financial market, another index, or other asset classes.
Authorized Participant Concentration Risk. An “Authorized Participant” is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows the Authorized Participant to place orders for the purchase and redemption of creation units (“Creation Units”). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. There are a limited number of institutions that may act as Authorized Participants for the Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in creation or redemption transactions. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for the Fund and no other Authorized Participant places orders, Fund shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund's income, or in securities with greater risks or with other less favorable features.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities or other assets of one or more issuers, countries or other geographic units, markets, industries, project types, or asset classes.
Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund, its adviser, distributor, Index Provider, other service providers, counterparties, or issuers of assets in which the Fund invests may cause disruptions that negatively impact the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. The Fund cannot control the cybersecurity plans and systems of its service providers, counterparties, and other third parties whose activities affect the Fund.
Extension Risk. During periods of rising interest rates, certain debt obligations may be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline in the Fund’s income and potentially in the value of the Fund’s investments.
Geographic Risk. A natural disaster could occur in a geographic region in which the Fund invests, which could
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adversely affect the economy or the business operations of companies in the specific geographic region, causing an adverse impact on the Fund's investments in, or which are exposed to, the affected region.
Income Risk. The Fund's income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds.
Issuer Risk. The performance of the Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value of securities or other assets may decline, or perform differently from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.
Management Risk. The Fund is not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets. As the Fund will not fully replicate the Underlying Index and may hold securities or other assets not included in the Underlying Index, it is subject to the risk that the investment strategy of BFA may not produce the intended results. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares (including through a trading halt), losses from trading in secondary markets, periods of high volatility, and disruptions in the process of creating and redeeming Fund shares. Any of these factors, among others, may lead to the Fund’s shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund shares.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Risk of Investing in Russia. Investing in Russian securities involves significant risks, including legal, regulatory, currency and economic risks that are specific to Russia. In addition, investing in Russian securities involves risks associated with the settlement of portfolio transactions and loss of the Fund’s ownership rights in its portfolio securities as a result of the system of share registration and custody in Russia. Governments in the U.S. and many other countries have imposed economic sanctions on certain Russian individuals and Russian corporate and
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banking entities. A number of jurisdictions may also institute broader sanctions on Russia. Russia has issued a number of countersanctions, some of which restrict the distribution of profits by limited liability companies (e.g., dividends), and prohibit Russian persons from entering into transactions with designated persons from “unfriendly states” as well as the export of raw materials or other products from Russia to certain sanctioned persons. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions, including declines in its stock markets and the value of the ruble against the U.S. dollar, are impossible to predict, but could be significant. Disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, import and export restrictions, tariffs or cyberattacks on the Russian government, Russian companies, or Russian individuals, including politicians, may impact Russia’s economy and Russian companies in which the Fund invests. Actual and threatened responses to Russian military action may also impact the markets for certain Russian commodities, such as oil and natural gas, as well as other sectors of the Russian economy, and are likely to have collateral impacts on such sectors globally. Russian companies may be unable to pay dividends and, if they pay dividends, the Fund may be unable to receive them. As a result of sanctions, the Fund is currently restricted from trading in Russian securities, including those in its portfolio, while the Underlying Index has removed Russian securities. It is unknown when, or if, sanctions may be lifted or the Fund’s ability to trade in Russian securities will resume.
Risk of Investing in Saudi Arabia. The ability of foreign investors (such as the Fund) to invest in the securities of Saudi Arabian issuers is relatively new. Such ability could be restricted by the Saudi Arabian government at any time, and unforeseen risks could materialize with respect to foreign ownership in such securities. The economy of Saudi Arabia is dominated by petroleum exports. A sustained decrease in petroleum prices could have a negative impact on all aspects of the economy. Investments in the securities of Saudi Arabian issuers involve risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of the Fund’s investments. Such heightened risks may include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, crime and instability as a result of religious, ethnic and/or socioeconomic unrest. There remains the possibility that instability in the larger Middle East region could adversely impact the economy of Saudi Arabia, and there is no assurance of political stability in Saudi Arabia.
Risk of Investing in the U.S. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are
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specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Security Risk. Some countries and regions in which the Fund invests have experienced security concerns, such as war, terrorism and strained international relations. Incidents involving a country's or region's security may cause uncertainty in its markets and may adversely affect its economy and the Fund's investments.
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund's valuation of a security at the time of calculation of the Fund's NAV), transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. BFA EXPECTS THAT THE FUND WILL EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX EXCHANGE-TRADED FUNDS (“ETFs”).
U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline.
Valuation Risk. The price that the Fund could receive upon the sale (or other disposition) of a security or other asset may differ from the Fund’s valuation of the security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology. The price received by the Fund also may differ from the value used by the Underlying Index. In addition, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when investors are not able to purchase
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or sell Fund shares. Authorized Participants that create or redeem Fund shares on days when the Fund is holding fair-valued securities or other assets may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the securities or other assets not been fair valued or been valued using a different methodology. The ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns for 1, 5, and 10 years compare with the Underlying Index. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Calendar Year-by-Year Returns1

1
The Fund’s year-to-date return as of March 31, 2024 was -1.95%.
The best calendar quarter return during the periods shown above was 13.10% in the 4th quarter of 2023; the worst was -12.56% in the 2nd quarter of 2022.
Updated performance information, including the Fund’s current NAV, may be obtained by visiting our website at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).
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Average Annual Total Returns
(for the periods ended December 31, 2023)
	One Year	Five Years	Ten Years
(Inception Date: 12/8/2009)
Return Before Taxes	7.93%	1.41%	3.36%
Return After Taxes on Distributions[1]	5.95%	-0.09%	1.73%
Return After Taxes on Distributions and Sale of Fund Shares[1]	4.63%	0.52%	1.92%
Bloomberg U.S. Universal 10+ Year Index[2] (Index returns do not reflect deductions for fees, expenses, or taxes)	7.82%	1.48%	3.47%

1
After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.
2
Index returns beginning on October 23, 2012 through June 2, 2014 reflect the performance of the Bloomberg U.S. Long Government/Credit Bond Index. Index returns beginning on June 3, 2014 reflect the performance of the Bloomberg U.S. Universal 10+ Year Index.
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Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro and Karen Uyehara (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Ms. Uyehara have been Portfolio Managers of the Fund since 2011 and 2021, respectively.
Purchase and Sale of Fund Shares
The Fund is an ETF. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA, in which case, your distributions generally will be taxed when withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.
ETFs are funds that trade like other publicly traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents an ownership interest in an underlying portfolio of securities and other instruments intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants and only in aggregations of a specified number of shares (“Creation Units”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
An index is a financial calculation, based on a grouping of financial instruments, and is not an investment product, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary for a number of reasons, including transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from the Fund's use of representative sampling or from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index. From time to time, the Index Provider may make changes to the methodology or other adjustments to the Underlying Index. Unless otherwise determined by BFA, any such change or adjustment will be reflected in the calculation of the Underlying Index performance on a going-forward basis after the effective date of such change or adjustment. Therefore, the Underlying Index performance shown for periods prior to the effective date of any such change or adjustment will generally not be recalculated or restated to reflect such change or adjustment.
Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
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An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
The Fund's investment objective and the Underlying Index may be changed without shareholder approval.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments. The order of the below risk factors does not indicate the significance of any particular risk factor. The Fund discloses its portfolio holdings daily at www.iShares.com.
Asset Class Risk. The securities and other assets in the Fund’s portfolio or its Underlying Index may underperform in comparison to other indexes that track, or assets that represent, other countries or geographic units, industries, markets, market segments, or asset classes. Various types of securities, other assets and indexes may experience cycles of outperformance and underperformance in comparison to financial markets generally. This divergence may be due to a number of factors including, among other things, inflation, interest rates, productivity, global demand for local products or resources, and regulation and governmental controls. This may cause the Fund to underperform other investment vehicles that invest in different asset classes.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. There are a limited number of institutions that may act as Authorized Participants for the Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in creation or redemption transactions. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for the Fund and no other Authorized Participant places orders, Fund shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for a Fund that invests in securities issued by non-U.S. issuers or instruments with lower trading volume. Such assets often entail greater settlement and operational complexity and higher capital costs for Authorized Participants, which may limit the number of Authorized Participants that engage with the Fund.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund’s income, or in securities with greater risks or with other less favorable features.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities or other assets of one or more issuers, countries or other geographic
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units, markets, industries, project types, or asset classes. A Fund with investment concentration may be more adversely affected by the underperformance of those assets, may experience greater price volatility and may be more susceptible to adverse economic, market, political or regulatory impacts on those assets compared to a fund that does not concentrate its investments.
Credit Risk. Credit risk is the risk that the issuer or guarantor of a debt instrument or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments when due or otherwise honor its obligations. There are varying degrees of credit risk, depending on an issuer’s or counterparty’s financial condition and on the terms of an obligation, which may be reflected in the issuer’s or counterparty’s credit rating. There is the chance that the Fund’s portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), or that the market’s perception of an issuer’s creditworthiness may worsen, potentially reducing the Fund’s income level or share price.
Cybersecurity Risk. The Fund and entities that interact with the Fund are susceptible to operational, information security and related cybersecurity risks, both directly and through their service providers. These entities include, but are not limited to, the Fund’s adviser, distributor, other service providers (e.g., index and benchmark providers, accountants, custodians, transfer agents and administrators), counterparties, market makers, Authorized Participants, listing exchanges, other financial market operators, and governmental authorities. Cybersecurity risks are also present for issuers of securities or other assets in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such issuers to lose value. Cyber incidents can result from deliberate attacks or unintentional events. They include, but are not limited to, gaining unauthorized access to systems, misappropriating assets or sensitive information, corrupting or destroying data, and causing operational disruption. Geopolitical tensions may increase the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing.
Cybersecurity incidents may cause disruptions and impact business operations and may result in any of the following: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and other legal and compliance expenses. In addition, cyber incidents may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the Fund’s functioning inaccessible, inaccurate or incomplete. The Fund may incur substantial costs in order to resolve or prevent cyber incidents.
The Fund has established business continuity plans in the event of, and risk management systems to prevent, cyber incidents. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, that prevention and remediation efforts will not be successful or
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that cyber incidents will go undetected. Furthermore, the Fund cannot control the cybersecurity plans and systems of its service providers, counterparties, and other third parties whose activities affect the Fund. The Fund and its shareholders could be negatively impacted as a result.
Extension Risk. During periods of rising interest rates, certain debt obligations may be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline in the Fund’s income and potentially in the value of the Fund’s investments.
Geographic Risk. Some of the companies in which the Fund invests are located in parts of the world that have historically been prone to natural disasters, such as earthquakes, tornadoes, volcanic eruptions, droughts, floods, hurricanes or tsunamis, and are economically sensitive to environmental events. Any such event may adversely impact the economies of these geographic areas or business operations of companies in these geographic areas, causing an adverse impact on the value of the Fund.
High Yield Securities Risk. Securities that are rated below investment-grade (commonly referred to as “junk bonds,” which may include those bonds rated below “BBB-” by S&P Global Ratings and Fitch, or below “Baa3” by Moody’s), or are unrated, may be deemed speculative, may involve greater levels of risk than higher-rated securities of similar maturity and may be more likely to default.
The major risks of high yield securities investments include:
◾
High yield securities may be issued by less creditworthy issuers. Issuers of high yield securities may have a larger amount of outstanding debt relative to their assets than issuers of investment-grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of high yield securities holders, leaving few or no assets available to repay high yield securities holders.
◾
Prices of high yield securities are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of high yield securities than on other higher rated fixed-income securities. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.
◾
Issuers of high yield securities may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.
◾
High yield securities frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems high yield securities held by the Fund, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.
◾
High yield securities may be less liquid than higher rated fixed-income securities, even under normal economic conditions. There are fewer dealers in the high yield securities market, and there may be significant differences in the prices quoted for high yield securities by the dealers. Because high yield securities may be less
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liquid than higher rated fixed-income securities, judgment may play a greater role in valuing certain of the Fund's  securities than is the case with securities trading in a more liquid market.
◾
The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.
Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds. The Index Provider’s substitution of bonds in the Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index’s stated maturity guidelines.
Index-Related Risk. The Fund seeks to achieve a return that corresponds generally to the price and yield performance, before fees and expenses, of its Underlying Index as published by the Index Provider. There is no assurance that the Index Provider or its agents will construct or calculate the Underlying Index accurately. While the Index Provider describes what the Underlying Index is designed to achieve, neither the Index Provider nor its agents provide any warranty or accept any liability regarding the quality, accuracy or completeness of the Underlying Index or its related data, and they do not guarantee that the Underlying Index will be in line with the Index Provider’s methodology. BFA also does not provide any warranty or guarantee against the Index Provider’s or any agent’s errors.
The Index Provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor BFA can offer assurances that the Index Provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the Index Provider may not identify or correct them promptly or at all, particularly for indexes that are less commonly used as benchmarks. In addition, there may be heightened risks associated with the adequacy and reliability of information about emerging markets constituents, as such markets may have less information available or less regulatory oversight. Errors related to the Underlying Index may negatively or positively impact the Fund and its shareholders. For example, if the Underlying Index contains incorrect constituents, the Fund will have exposure to such constituents and will be underexposed to the Underlying Index’s other constituents. Shareholders should understand that any gains from the Index Provider’s errors will be kept by the Fund and its shareholders and any losses or costs from such errors will be borne by the Fund and its shareholders.
Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider and could cause the Index Provider to postpone a scheduled rebalance to the Underlying Index. This could cause the Underlying Index to vary from its normal or expected composition. If a scheduled rebalance is postponed, index constituents that would otherwise be removed at the rebalance (due to, for example, changes in market
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capitalization or issuer credit ratings) may remain, causing the performance and constituents of the Underlying Index to vary from those expected under normal conditions. In addition, to the extent circumstances evolve between periodic index reviews and reconstitutions, the Underlying Index may include constituents that do not align with its objective or selection criteria, and the Fund tracking the Underlying Index may be similarly affected.
In addition to scheduled rebalances, the Index Provider or its agents may carry out ad hoc index rebalances due to reaching certain weighting constraints, unusual market conditions, corporate events, or corrections of errors. The Fund will in turn rebalance its portfolio to attempt to increase the correlation between the portfolio and the Underlying Index. The Fund and its shareholders will directly bear any transaction costs and market exposure from such portfolio rebalancing. Therefore, index-related errors and ad hoc rebalances may increase the Fund’s costs and tracking error.
Interest Rate Risk. Changes in interest rates may have unpredictable effects on fixed-income markets and result in heightened market volatility and lower liquidity for certain instruments, all of which may adversely affect the Fund’s performance. Interest rate changes can be sudden and unpredictable and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for fixed-income securities.
When interest rates rise, the value of fixed-income securities or other instruments sensitive to interest rates typically decreases. A measure that investors commonly use to determine this price sensitivity is called duration. Fixed-income securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. For example, if a bond has a duration of five years and interest rates rise, the price of the bond will likely decline by a greater percentage than for a bond with a one-year duration. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer duration, rising interest rates may cause the value of the Fund’s investments to decline significantly, which would adversely affect the value of the Fund. Changes in prevailing interest rates, particularly sudden and significant changes, may lead to fluctuations in the value of floating rate debt securities, as the rates for those securities typically reset only periodically. In addition, decreases in market-making capacity for fixed-income dealers may lead to lower trading volume, heightened volatility, wider bid-ask spreads and less transparent pricing in certain fixed-income markets.
During periods of very low or negative interest rates, a Fund may be unable to maintain positive returns or pay dividends to shareholders. Under certain market conditions when interest rates are set at low levels and the market prices of portfolio securities have increased, a Fund may have a very low or even negative yield, which would cause the Fund to lose money in certain conditions and time periods.
Issuer Risk. The performance of a Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value of securities or other assets may decline, or perform differently from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.
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Management Risk. The Fund is not actively managed and invests in securities or other assets included in, or representative of, its Underlying Index, regardless of their investment merits. The Fund may be affected by a general decline in market segments related to its Underlying Index, and BFA generally does not attempt to invest the Fund’s assets in defensive positions under any market conditions, including declining markets. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track its Underlying Index. Because BFA uses a representative sampling indexing strategy, the Fund will not fully replicate its Underlying Index and may hold securities or other assets not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment strategy, whose implementation is subject to a number of constraints, may not produce the intended results. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of its Underlying Index or that the Fund will achieve its investment objective.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a financial instrument or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the particular instrument or asset, or factors that affect one or more issuers, counterparties, exchanges, countries or other geographic units, markets, industries, or asset classes. Local, regional or global events such as war, acts of terrorism, pandemics or other public health issues, recessions, the prospect or occurrence of a sovereign default or other financial crisis, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV. Changes in market and economic conditions generally do not have the same impact on all types of instruments and assets.
Market Trading Risk. The Fund faces numerous market trading risks, any of which may lead to its shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to the NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund shares.
Absence of an Active Primary Market. Although Fund shares are listed for trading on one or more stock exchanges, there can be no assurance that an active primary trading market for Fund shares will develop or be maintained by market makers or Authorized Participants.
Secondary Listing Risks. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. Fund shares also may be available to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for exchange listing or market trading. The Fund’s shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct
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their trades for execution. Certain information that is available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to create or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts to NAV than might be experienced at times when the Fund accepts creation and redemption orders. Securities held by the Fund may be traded in markets that close at a different time than an exchange on which Fund shares are traded. Liquidity in those securities may be reduced after the applicable closing time. As a result, during the time when the exchange is open but after the applicable market closing, fixing or settlement time, there may be wider bid/ask spreads on the exchange and a greater premium or discount to NAV.
In stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, and an investor may be unable to sell their Fund shares.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or for other reasons. In times of extraordinary market volatility, Fund shares may be subject to trading halts pursuant to “circuit breaker” rules of a stock exchange or market. If there is a trading halt or unanticipated closure of an exchange or market, an investor may be unable to purchase or sell Fund shares. In addition, if trading in certain securities or financial instruments is restricted, this may disrupt the Fund’s creation/redemption process, affect the price at which Fund shares trade in the secondary market, and result in the Fund being unable to trade certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio or accurately price its portfolio holdings and may incur substantial trading losses.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short. In addition, trading activity in derivative products based on the Fund may lead to increased trading volume and volatility in the secondary market for the shares of the Fund.
Fund Shares May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s portfolio holdings. The trading price of the Fund’s shares fluctuates throughout trading hours based on both market supply of and demand for Fund shares and the underlying value of the Fund’s portfolio holdings or NAV. As a result, the trading prices of the Fund’s shares may deviate significantly from NAV during times of market volatility, significant redemption requests, or other unusual market conditions
However, because Fund shares can be created and redeemed in Creation Units at NAV, BFA believes that large discounts or premiums to the Fund’s NAV are not likely to be sustained over the long term (unlike shares of many closed-end funds, which
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frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs). While the creation/redemption feature is designed to make it more likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or other market participants, and during periods of significant market volatility, may result in trading prices for shares of the Fund that differ significantly from its NAV. Authorized Participants may be less willing to create or redeem the Fund’s shares if there is a lack of an active market for such shares or the Fund’s underlying investments, which may contribute to the Fund’s shares trading at a premium or discount to NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling Fund shares through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “spread,” which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The spread varies over time for Fund shares based on trading volume and market liquidity. It is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. Increased market volatility also may cause wider spreads. In addition, there may be regulatory and other charges that are incurred as a result of trading activity. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results, and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Risk of Investing in Russia. Investing in Russian securities involves significant risks, in addition to those described under “Risk of Investing in Emerging Markets” and “Non-U.S. Issuers Risk,” that are not typically associated with investing in U.S. securities, including:
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The risk of delays in settling portfolio transactions and the risk of loss arising out of the system of share registration and custody used in Russia;
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Risks in connection with the maintenance of the Fund’s portfolio securities and cash with foreign sub-custodians and securities depositories, including the risk that appropriate sub-custody arrangements will not be available to the Fund;
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The risk that the Fund’s ownership rights in portfolio securities could be lost through fraud or negligence because ownership in shares of Russian companies
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is recorded by the companies themselves and by registrars, rather than by a central registration system;
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The risk that the Fund may not be able to pursue claims on behalf of its shareholders because of the system of share registration and custody, and because Russian banking institutions and registrars are not guaranteed by the Russian government; and
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The risk that various responses by other nation-states to alleged Russian cyber activity will impact Russia’s economy and Russian issuers of securities in which the Fund invests.
Russian invasion of Ukraine. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions, including declines in its stock markets and the value of the ruble against the U.S. dollar, are impossible to predict, but could be significant. Disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, import and export restrictions, tariffs or cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians, may impact Russia’s economy, Russian issuers of securities in which the Fund invests, or the economies of Europe as a whole. Actual and threatened responses to Russian military action may also impact the markets for certain Russian commodities, such as oil and natural gas, as well as other sectors of the Russian economy, and are likely to have collateral impacts on such sectors across Europe and globally.
Russia Sanctions. Governments in the U.S. and many other countries (collectively, the “Sanctioning Bodies”) have imposed economic sanctions on certain Russian individuals, including politicians, and Russian corporate and banking entities, including banning Russia from global payments systems that facilitate cross-border payments. The Sanctioning Bodies, or others, could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities and/or funds invested in prohibited assets, impairing the ability of the Fund to buy, sell, receive or deliver those securities and/or assets.
The sanctions against certain Russian issuers include prohibitions on transacting in or dealing in issuances of debt or equity of such issuers. Compliance with each of these sanctions has and may continue to impair the ability of the Fund to buy, sell, hold, receive or deliver the affected securities or other securities of such issuers. If it becomes impracticable or unlawful for the Fund to hold securities subject to, or otherwise affected by, sanctions (collectively, “affected securities”), or if deemed appropriate by BFA, the Fund may prohibit in-kind deposits of the affected securities in connection with creation transactions and instead require a cash deposit, which may also increase the Fund's transaction costs. The Fund may also be legally required to freeze assets in a blocked account.
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Sanctions have resulted in Russia taking counter measures or retaliatory actions, which has impaired the value and liquidity of Russian securities. These retaliatory measures include the immediate freeze of Russian assets held by the Fund. Due to the freeze of these assets, including depositary receipts, the Fund may need to liquidate non-restricted assets in order to satisfy any Fund redemption orders. The liquidation of Fund assets during this time may also result in the Fund receiving substantially lower prices for its securities. Russia may implement additional retaliatory measures, which may further impair the value and liquidity of Russian securities and the ability of the Fund to receive dividend payments. Recently, Russia has issued a number of countersanctions, some of which restrict the distribution of profits by limited liability companies (e.g., dividends), and prohibits Russian persons from entering into transactions with designated persons from “unfriendly states” as well as the export of raw materials or other products from Russia to certain sanctioned persons. Russian companies may be unable to pay dividends and, if they pay dividends, the Fund may be unable to receive them.
These sanctions, the decision by Russia to suspend trading on the Moscow Exchange (MOEX) and prohibit non-resident investors from executing security sales, and other events have led to changes in the Fund's Underlying Index. The Fund’s Index Provider has removed Russian securities from the Underlying Index. To the extent that the Fund rebalances its portfolio and trades in non-Russian securities to seek to track the investment results of the Underlying Index, this may result in transaction costs and increased tracking error. The Fund is currently restricted from trading in Russian securities, including those in its portfolio, while the Underlying Index has removed Russian securities. This disparity will also lead to increased tracking error. The inability of the Fund to trade in Russian securities may adversely affect the Fund’s ability to meet its investment objective. It is unknown when, or if, sanctions may be lifted or the Fund’s ability to trade in Russian securities will resume.
Also, if an affected security is included in the Fund's Underlying Index, the Fund may, where practicable, seek to eliminate its holdings of the affected security by employing or augmenting its representative sampling strategy to seek to track the investment results of its Underlying Index. The use of (or increased use of) a representative sampling strategy may increase the Fund’s tracking error risk. If the affected securities constitute a significant percentage of the Underlying Index, the Fund may not be able to effectively implement a representative sampling strategy, which may result in significant tracking error between the Fund’s performance and the performance of its Underlying Index.
Risk of Investing in Saudi Arabia. The ability of foreign investors (such as the Fund) to invest in the securities of Saudi Arabian issuers is relatively new. Such ability could be restricted by the Saudi Arabian government at any time, and unforeseen risks could materialize with respect to foreign ownership in such securities. In addition, the Saudi Arabian government places investment limitations on the ownership of Saudi Arabian issuers by foreign investors, including a limitation on the Fund’s ownership of any single issuer listed on the Saudi Arabian Stock Exchange, which may prevent the Fund from investing in accordance with its strategy and contribute to tracking error against the Underlying Index. Saudi Arabia is highly reliant on income from the sale of
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petroleum and trade with other countries involved in the sale of petroleum, and its economy is therefore vulnerable to changes in foreign currency values and the market for petroleum. As global demand for petroleum fluctuates, Saudi Arabia may be significantly impacted. Like most Middle Eastern governments, the government of Saudi Arabia exercises substantial influence over many aspects of the private sector. Although liberalization in the wider economy is underway, in many areas it has lagged significantly: restrictions on foreign ownership persist, and the government has an ownership stake in many key industries. The situation is exacerbated by the fact that Saudi Arabia is governed by an absolute monarchy. Saudi Arabia has historically experienced strained relations with economic partners worldwide, including other countries in the Middle East, due to geopolitical events. Governmental actions in the future could have a significant effect on economic conditions in Saudi Arabia, which could affect private sector companies and the Fund, as well as the value of securities in the Fund’s portfolio. Any economic sanctions on Saudi Arabian individuals or Saudi Arabian corporate entities, or even the threat of sanctions, may result in the decline of the value and liquidity of Saudi Arabian securities, a weakening of the Saudi riyal or other adverse consequences to the Saudi Arabian economy. In addition, Saudi Arabia’s economy relies heavily on cheap, foreign labor, and changes in the availability of this labor supply could have an adverse effect on the economy.
Investments in the securities of Saudi Arabian issuers involve risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of the Fund’s investments. Such heightened risks may include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, crime and instability as a result of religious, ethnic and/or socioeconomic unrest. Although the political situation in Saudi Arabia is largely stable, Saudi Arabia has historically experienced political instability, and there remains the possibility that instability in the larger Middle East region could adversely impact the economy of Saudi Arabia. Political instability in the larger Middle East region has caused significant disruptions to many industries. Continued political and social unrest in these areas may negatively affect the value of securities in the Fund’s portfolio.
Risk of Investing in the U.S. Investing in U.S. issuers involves legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. A decrease in imports or exports, changes in trade regulations, inflation, an economic recession, financial system stress, or political turmoil, among other risks, may have an adverse effect on the U.S. economy and the securities listed on U.S. exchanges. The U.S. is also subject to the risk of natural disasters, such as droughts, earthquakes, fires and floods. U.S. security risks include acts of terrorism, internal unrest and a deterioration in relations between the U.S. and certain countries. Any of these may adversely affect the U.S. economy, financial markets or issuers.
Governmental agencies project that the U.S. will maintain elevated public debt levels for the foreseeable future. Although elevated debt levels do not necessarily indicate or cause economic problems, the costs of servicing such debt may constrain future economic growth. Circumstances could arise that could prevent the timely payment of
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interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. BlackRock Institutional Trust Company, N.A. (“BTC”), which is the securities lending agent for the iShares/BlackRock ETFs, will take into account the tax impact to Fund shareholders of substitute payments for dividends when managing the securities lending program.
Security Risk. Some geographic areas in which the Fund invests have experienced acts of terrorism and strained international relations due to territorial disputes, historical animosities, defense concerns and other security concerns. These situations may cause uncertainty in the markets of these geographic areas and may adversely affect their economies.
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund's valuation of a security at the time of calculation of the Fund's NAV), transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. BFA EXPECTS THAT THE FUND WILL EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX ETFs.
U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline. U.S. Treasury securities are rated AA+ by S&P Global Ratings. A downgrade of the rating of U.S. Treasury securities may cause the value of the Fund's U.S. Treasury obligations to decline. Because U.S. government debt obligations are often used as a benchmark for other borrowing arrangements, a downgrade could also result in higher interest rates for a range of borrowers, cause disruptions in the
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international bond markets and have a substantial adverse effect on the U.S. and global economy.
A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and lead the government to issue additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that the U.S. government will not be able to make principal or interest payments when they are due. If market participants determine that U.S. sovereign debt levels have become unsustainable, the value of the U.S. dollar could decline, thus increasing inflationary pressures, particularly with respect to services outsourced to non-U.S. providers and imported goods and constrain or prevent the U.S. government from implementing effective countercyclical fiscal policy in economic downturns. Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period that shareholders own shares of the Fund. Notwithstanding that U.S. Treasury obligations are backed by the full faith and credit of the United States, circumstances could arise that could prevent the timely payment of interest or principal, such as reaching the legislative “debt ceiling.” Such non-payment would result in losses to the Fund and substantial negative consequences for the U.S. economy and the global financial system.
Valuation Risk. The price that the Fund could receive upon the sale (or other disposition) of a security or other asset may differ from the Fund’s valuation of the security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology. The price received by the Fund also may differ from the value used by the Underlying Index (if applicable). Because non-U.S. exchanges or markets may be open on days or during time periods when the Fund does not price its shares, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when investors are not able to purchase or sell Fund shares.
In addition, for purposes of calculating the Fund's NAV, the value of assets denominated in non-U.S. currencies (if any) is translated into U.S. dollars at the prevailing market rates. This translation may result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index. Authorized Participants that create or redeem Fund shares on days when the Fund is holding fair-valued securities or other assets may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the securities or other assets not been fair valued or been valued using a different methodology. The ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies. The order of the below risk factors does not indicate the significance of any particular risk factor.
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Close-Out Risk for Qualified Financial Contracts. Regulations adopted by global prudential regulators require counterparties that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent a Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and also prohibit a Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit risk and other risks to a Fund.
Communication Services Sector Risk. The communication services sector consists of both companies in the telecommunication services industry as well as those in the media and entertainment industry. Examples of companies in the telecommunication services industry group include providers of fiber-optic, fixed-line, cellular and wireless telecommunications networks. Companies in the media and entertainment industry group encompass a variety of services and products including television broadcasting, gaming products, social media, networking platforms, online classifieds, online review websites, and Internet search engines. Companies in the communication services sector may be affected by industry competition, substantial capital requirements, government regulation, and obsolescence of communications products and services due to technological advancement. Fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company's profitability. In addition, while all companies may be susceptible to network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
The communication services sector of a country’s economy is often subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of communications companies. Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. The communications services industry can also be significantly affected by intense competition for market share, including competition with alternative technologies such as wireless communications, product compatibility and standardization, consumer preferences, rapid product obsolescence, research and development of new products, lack of standardization or compatibility with existing technologies, and a dependency on patent and copyright protections. Companies in the communication services sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in developing new products and services using new technology. Technological innovations may make the products and services of certain communications companies obsolete.
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Telecommunications providers with exposure to the U.S. are generally required to obtain franchises or licenses in order to provide services in a given location. Licensing and franchise rights in the telecommunications sector are limited, which may provide an advantage to certain participants. Limited availability of such rights, high barriers to market entry and regulatory oversight, among other factors, have led to consolidation of companies within the sector, which could lead to further regulation or other negative effects in the future. Telecommunication providers investing in non-U.S. countries may be subject to similar risks. Additional risks include those related to competitive challenges in the U.S. from non-U.S. competitors engaged in strategic joint ventures with U.S. companies and in non-U.S. markets from both U.S. and non-U.S. competitors.
Companies in the media and entertainment industries can be significantly affected by several factors, including competition, particularly in formulation of products and services using new technologies, cyclicality of revenues and earnings, a potential decrease in the discretionary income of targeted individuals, changing consumer tastes and interests, and the potential increase in government regulation. Companies in the media and entertainment industries may become obsolete quickly. Advertising spending can be an important revenue source for media and entertainment companies. During economic downturns advertising spending typically decreases and, as a result, media and entertainment companies tend to generate less revenue.
Consumer Staples Sector Risk. Companies in the consumer staples sector may be affected by the regulation of various product components and production methods, marketing campaigns and changes in the global economy, consumer spending and consumer demand. Tobacco and tobacco-related companies, in particular, may be adversely affected by new laws, regulations and litigation. Companies in the consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. These companies may be subject to severe competition, which may have an adverse impact on their profitability.
Custody Risk. Custody risk refers to the risks inherent in the process of clearing and settling trades, as well as the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets may make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets. In general, the less developed a country’s securities markets are, the higher the degree of custody risk.
Financials Sector Risk. Companies in the financials sector are subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge, the amount of capital and liquid assets they must maintain and, potentially, their size. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by such regulation. Increased risk taking by financial companies may also result in greater overall risk in the U.S. and global financials sector. The impact of changes in capital requirements, or recent or
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future regulation in various countries, on any individual financial company or on the financials sector as a whole cannot be predicted.
Certain risks may impact the value of investments in the financials sector more severely than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financials sector are exposed directly to the credit risk of their borrowers and counterparties, who may be leveraged to an unknown degree, including through swaps and other derivatives products. Financial services companies may have significant exposure to the same borrowers and counterparties, with the result that a borrower’s or counterparty’s inability to meet its obligations to one company may affect other companies with exposure to the same borrower or counterparty. This interconnectedness of risk may result in significant negative impacts to companies with direct exposure to the defaulting counterparty as well as adverse cascading effects in the markets and the financials sector generally. Companies in the financials sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades, adverse public perception and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. The financials sector is particularly sensitive to fluctuations in interest rates. The financials sector is also a target for cyberattacks. Cybersecurity incidents and technology malfunctions and failures have become increasingly frequent and have caused significant losses to companies in this sector, which may negatively impact the Fund. The extent to which the Fund may invest in a company that engages in securities-related activities or banking is limited by applicable law.
Illiquid Investments Risk. The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and any security or instrument held by the Fund may be deemed an illiquid investment pursuant to the Fund’s liquidity risk management program. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. An investment may be illiquid due to, among other things, the reduced number and capacity of traditional market participants to make a market in securities or instruments, the lack of an active market for such securities or instruments, capital controls, delays or limits on repatriation of local currency, or insolvency of local governments. To the extent that the Fund invests in securities or instruments with substantial market and/or credit risk, the Fund will tend to have increased exposure to the risks associated with illiquid investments. Illiquid investments may be harder to value, especially in changing markets. Although the Fund primarily seeks to redeem shares of the Fund on an in-kind basis, if the Fund is forced
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to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the Fund may be greater than normal. Other market participants may be attempting to liquidate holdings at the same time as the Fund, causing increased supply of the Fund’s underlying investments in the market and contributing to illiquid investments risk and downward pricing pressure. In addition, if the Fund is limited in its ability to sell illiquid investments during periods when shareholders are redeeming their shares, the Fund will need to sell liquid securities to meet redemption requests and illiquid securities will become a larger portion of the Fund’s holdings. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund's NAV.
Large Shareholder and Large-Scale Redemption Risk. Certain shareholders of the Fund, including an Authorized Participant, a third-party investor, the Fund’s adviser, an affiliate of the Fund’s adviser, a market maker, or another entity, may from time to time own or manage a substantial amount of Fund shares or may hold their investment in the Fund for a limited period of time. These shareholders may also pledge or loan Fund shares (to secure financing or otherwise), which may result in the shares becoming concentrated in another party. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment or that the size of the Fund would be maintained. Redemptions of a large number of Fund shares may adversely affect the Fund’s liquidity and net assets. To the extent the Fund permits redemptions in cash, these redemptions may force the Fund to sell portfolio securities or other assets when it might not otherwise do so, which may negatively impact the Fund’s NAV, have a material effect on the market price of Fund shares, increase the Fund’s brokerage costs, accelerate the realization of taxable income and/or capital gains, and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such tax year. The Fund also may be required to sell its more liquid investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price.
To the extent these large shareholders transact in Fund shares on the secondary market, such transactions may account for a large percentage of the trading volume for Fund shares and may, therefore, have a material upward or downward effect on the market price of the shares. In addition, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, diluting its investment returns.
Non-U.S. Issuers Risk. The Fund may invest in U.S. dollar-denominated bonds of non-U.S. corporate issuers. Securities issued by non-U.S. issuers have different risks from securities issued by U.S. issuers. These risks include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or
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confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, uncertainties of transnational litigation, and potential restrictions on the flow of international capital, including the possible seizure or nationalization of the securities issued by non-U.S. issuers held by the Fund. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. Unfavorable political, economic or governmental developments in non-U.S. countries could affect the payment of a security’s principal and interest. Securities issued by non-U.S. issuers may also be less liquid than, and more difficult to value than, securities of U.S. issuers. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer’s local currency against the U.S. dollar.
Privatization Risk. Some countries in which the Fund invests have privatized, or have begun the process of privatizing, certain entities and industries. Newly privatized companies may face strong competition from government-sponsored competitors that have not been privatized. In some instances, investors in newly privatized entities have suffered losses due to the inability of the newly privatized entities to adjust quickly to a competitive environment or changing regulatory and legal standards or, in some cases, due to re-nationalization of such privatized entities. There is no assurance that similar losses will not recur.
Reference Rate Replacement Risk. The Fund may be exposed to financial instruments that recently transitioned from, or continue to be tied to, London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value. The United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, has ceased publishing all LIBOR settings. In April 2023, however, the FCA announced that some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. The Secured Overnight Financing Rate (“SOFR”), which is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement market, has been used increasingly on a voluntary basis in new instruments and transactions. Under U.S. regulations that implement a statutory fallback mechanism to replace LIBOR, benchmark rates based on SOFR have replaced LIBOR in different categories of financial contracts.
Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Parties to contracts, securities, or other instruments using LIBOR may disagree on transition rates or the application of transition regulation, potentially resulting in uncertainty of performance and the possibility of litigation. The
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Fund may have instruments linked to other interbank offered rates that may also cease to be published in the future.
Risk of Investing in Developed Countries. Investment in developed country issuers will subject the Fund to legal, regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries generally tend to rely on services sectors (e.g., the financial services sector) as the primary means of economic growth. A prolonged slowdown in one or more services sectors is likely to have a negative impact on economies of certain developed countries, although economies of individual developed countries can be impacted by slowdowns in other sectors. In the past, certain developed countries have been targets of terrorism, and some geographic areas in which the Fund invests have experienced strained international relations due to territorial disputes, historical animosities, defense concerns and other security concerns. These situations may cause uncertainty in the financial markets in these countries or geographic areas and may adversely affect the performance of the issuers to which the Fund has exposure. Heavy regulation of certain markets, including labor and product markets, may have an adverse effect on certain issuers. Such regulations may negatively affect economic growth or cause prolonged periods of recession. Many developed countries are heavily indebted and face rising healthcare and retirement expenses. In addition, price fluctuations of certain commodities and regulations impacting the import of commodities may negatively affect developed country economies.
Risk of Investing in Emerging Markets. Investments in emerging market issuers are subject to a greater risk of loss than investments in issuers located or operating in more developed markets. This is due to, among other things, the potential for greater market volatility, lower trading volume, higher levels of inflation, social, political or economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments in emerging market countries than are typically found in more developed markets.
Some countries in which the Fund may invest may experience economic instability, including instability resulting from substantial rates of inflation or significant devaluations of their currency, or economic recessions, which would have a negative effect on the economies and securities markets of their economies. Some of these countries may also impose restrictions on the exchange or export of currency or adverse currency exchange rates and may be characterized by a lack of available currency hedging instruments.
Disparities of wealth, the pace and success of democratization and ethnic, religious and racial disaffection, among other factors, may exacerbate social unrest, violence and labor unrest in some of the countries in which the Fund may invest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses.
Companies in many emerging markets are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in more developed countries, and as a result, information about the securities in which the Fund invests may be less reliable or complete. Moreover, emerging markets often have less reliable securities valuations and greater risks associated with custody of
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securities than developed markets. There may be significant obstacles to obtaining information necessary for investigations into or litigation against companies and shareholders may have limited legal remedies. The Fund is not actively managed and does not select investments based on investor protection considerations.
In addition, emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging market countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment. Chronic structural public sector deficits in some countries in which the Fund may invest may adversely impact securities held by the Fund.
Local securities markets in emerging market countries may trade a small number of securities and may be unable to respond effectively to changes in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times. Settlement procedures in emerging market countries are frequently less developed and reliable than those in the U.S. (and other developed countries). In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could have an adverse effect on the Fund in seeking to achieve its investment objective.
Investing in emerging market countries involves a higher risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested in certain emerging market countries. As a result, investments in certain countries in which the Fund may invest may be subject to loss due to expropriation or nationalization of assets and property or the imposition of restrictions on foreign investments and repatriation of capital.
Sovereign and Quasi-Sovereign Obligations Risk. An investment in sovereign or quasi-sovereign debt obligations involves special risks not present in corporate debt obligations. Sovereign debt includes securities issued by or guaranteed by a foreign sovereign government, and quasi-sovereign debt includes securities issued by or guaranteed by an entity affiliated with or backed by a sovereign government. The issuer of the sovereign debt that controls the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. Similar to other issuers, changes to the financial condition or credit rating of a government may cause the value of a sovereign debt obligation, including U.S. Treasury obligations, to decline. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of U.S. debt obligations and may affect the Fund's NAV. Quasi-sovereign debt obligations are typically less liquid and less standardized than sovereign debt obligations. Several countries in which the Fund invests have defaulted on their sovereign debt obligations in the past or encountered downgrades of their sovereign debt obligations, and those countries (or other countries) may default or risk further downgrades in the future.
Threshold/Underinvestment Risk. If certain aggregate and/or fund-level ownership thresholds are reached through transactions undertaken by BFA, its affiliates or the Fund, or as a result of third-party transactions or actions by an issuer or regulator, the
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ability of BFA and its affiliates on behalf of clients (including the Fund) to purchase or dispose of investments, exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. The capacity of the Fund to invest in certain securities or other assets may be affected by the relevant threshold limits, and such limitations may have adverse effects on the liquidity and performance of the Fund’s portfolio holdings. To the extent a Fund tracks an index, such limits may increase the risk of the Fund being underinvested in an asset relative to its Underlying Index and increase the risk of tracking error.
For example, ownership limits may apply to securities whose issuers operate in certain regulated industries or in certain international markets. Such limits also may apply where the investing entity (such as the Fund) is subject to corporate or regulatory ownership restrictions or invests in certain futures or other derivative transactions. In certain circumstances, aggregate and/or fund-level amounts invested or voted by BFA and its affiliates for their proprietary accounts and for client accounts (including the Fund) may not exceed the relevant limits without the grant of a license or other regulatory or corporate consent. In other cases, exceeding such thresholds may cause BFA and its affiliates, the Fund or other client accounts to suffer disadvantages or business restrictions.
Utilities Sector Risk. Companies in the utilities sector may be adversely affected by changes in exchange rates, domestic and international competition, and governmental limitations on rates charged to consumers. The value of regulated utility debt securities (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates. Deregulation may subject utility companies to greater competition and may adversely affect their profitability. Federal legislation may facilitate the construction of electric transmission lines not only by public utilities but also by independent transmission developers, which could increase competition in the wholesale electricity markets. As deregulation allows utility companies to diversify outside of their original geographic regions and their traditional lines of business, utility companies may engage in riskier ventures. In addition, deregulation may eliminate restrictions on the profits of certain utility companies, but may also subject these companies to greater risk of loss. Companies in the utilities industry may have difficulty obtaining an adequate return on invested capital, raising capital, or financing large construction projects during periods of inflation or unsettled capital markets; face restrictions on operations and increased cost and delays attributable to environmental considerations and regulation; find that existing plants, equipment or products have been rendered obsolete by technological innovations; or be subject to increased costs because of the scarcity of certain fuels or the effects of man-made or natural disasters. Existing and future regulations or legislation may make it difficult for utility companies to operate profitably. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. There is no assurance that regulatory authorities will grant rate increases in the future or that such increases will be adequate to permit the payment of coupon payments on bonds issued by such company. Energy conservation and changes in climate policy may also have a significant adverse impact on the revenues and expenses of utility companies.
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Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The Fund discloses its portfolio holdings daily at www.iShares.com. Fund fact sheets providing information regarding the Fund's top holdings are posted on www.iShares.com when available and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Fund. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, and litigation expenses and any extraordinary expenses (as determined by a majority of the Trustees who are not “interested persons” of the Trust). Operating expenses paid by BFA under the Investment Advisory Agreement exclude acquired fund fees and expenses, if any.
For the fiscal year ended February 29, 2024, BFA was paid a management fee from the Fund, as a percentage of the Fund’s average daily net assets, at the annual rate of 0.06%.
BFA may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”). As of March 31, 2024, BFA and its affiliates provided investment advisory services for assets of approximately $10.5 trillion. BFA and its affiliates trade and invest for their own accounts in the actual securities and types of securities in which the Fund may also invest, which may affect the price of such securities.
A discussion regarding the basis for the approval by the Trust's Board of Trustees (the “Board”) of the Investment Advisory Agreement with BFA is available in the Fund's Semi-Annual Report for the period ended August 31.
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Portfolio Managers. James Mauro and Karen Uyehara are primarily responsible for the day-to-day management of the Fund. The Portfolio Managers are responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their respective portfolio management teams to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of their respective portfolio management teams who have more limited responsibilities.
James Mauro has been employed by BFA or its affiliates as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since 2011.
Karen Uyehara has been employed by BFA or its affiliates as a senior portfolio manager since 2010. Prior to that, Ms. Uyehara was a portfolio manager at Western Asset Management Company (WAMCO). Ms. Uyehara has been a Portfolio Manager of the Fund since 2021.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company is the administrator, custodian and transfer agent for the Fund. JPMorgan Chase Bank, N.A. serves as custodian for the Fund in connection with certain securities lending activities.
Conflicts of Interest. The investment activities of BFA and its affiliates (including BlackRock and its subsidiaries (collectively, the “Affiliates”)), and their respective directors, officers or employees, in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and its Affiliates provide investment management services to other funds and discretionary managed accounts that may follow investment programs similar to that of the Fund. BFA and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more Affiliates act, or may act, as an investor, research provider, investment manager, commodity pool operator, commodity trading advisor, financier, underwriter, adviser, trader, lender, index provider, agent and/or principal, and have other direct and indirect interests in securities, currencies, commodities, derivatives and other instruments in which the Fund may directly or indirectly invest. The Fund may invest in securities of, or engage in other transactions with, companies with which an Affiliate has significant debt or equity investments or other interests. The Fund may also invest in issuances (such as structured notes) by entities for which an Affiliate provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. The Fund also may invest in securities of, or engage in other transactions with, companies for which an Affiliate provides or may in the future provide research coverage. An Affiliate may have business relationships with, and purchase or distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund,
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and may receive compensation for such services. BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund. This may include transactions in securities issued by other open-end and closed-end investment companies (which may include investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”)). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate having positions in certain securities that are senior or junior to, or have interests different from or adverse to, the securities that are owned by the Fund.
Neither BlackRock nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. The results of the Fund's investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by BlackRock or an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
In addition, the Fund may, from time to time, enter into transactions in which BFA or an Affiliate or its or their directors, officers, employees or clients have an adverse interest. Furthermore, transactions undertaken by clients advised or managed by BFA or its Affiliates may adversely impact the Fund. Transactions by one or more clients or by BFA or its Affiliates or their directors, officers or employees may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to BFA or one or more Affiliates and/or their internal policies designed to comply with such restrictions.
Under a securities lending program approved by the Board, the Fund has retained BTC, an Affiliate of BFA, to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the securities lending agent will receive a fee from the Fund based on the returns earned on the Fund’s lending activities, including investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
Under an ETF Services Agreement, the Fund has retained BlackRock Investments, LLC (the “Distributor” or “BRIL”), an Affiliate of BFA, to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units of the Fund (“ETF Services”). BRIL will retain a portion of the standard transaction fee received from Authorized Participants on each creation or redemption order from the Authorized Participant for the ETF Services provided. BlackRock collaborated with, and received payment from, Citibank,
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N.A. (“Citibank”) on the design and development of the ETF Services platform. Citibank may have, or from time to time may develop, additional relationships with BlackRock or funds managed by BFA and its affiliates.
It is also possible that, from time to time, BlackRock and/or its advisory clients (including other funds and separately managed accounts) may, subject to compliance with applicable law, purchase and hold shares of the Fund. The price, availability, liquidity, and (in some cases) expense ratio of the Fund may be impacted by purchases and sales of the Fund by BlackRock and/or its advisory clients.
The activities of BFA and its Affiliates and their respective directors, officers or employees may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange or otherwise in the secondary market. The Fund's shares trade under the ticker symbol “ILTB.”
Buying or selling Fund shares on an exchange or other secondary market involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you may incur a brokerage commission and other charges. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The Fund's spread may also be impacted by the liquidity or illiquidity of the underlying securities held by the Fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities.
The Fund does not impose restrictions on the frequency of purchases and redemptions of Fund shares directly with the Fund. The Board determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of
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Fund shares because the Fund generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. However, the Fund has taken certain measures (e.g., imposing transaction fees on purchases and redemptions of Creation Units and reserving the right to reject purchases of Creation Units under certain circumstances) to minimize the potential consequences of frequent cash purchases and redemptions by Authorized Participants, such as increased tracking error, disruption of portfolio management, dilution to the Fund, and/or increased transaction costs. Further, the vast majority of trading in Fund shares occurs on the secondary market, which does not involve the Fund directly, and such trading is unlikely to cause many of the harmful effects of frequent cash purchases or redemptions of Fund shares.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.
Section 12(d)(1) of the 1940 Act generally restricts investments by investment companies, including foreign and unregistered investment companies, in the securities of other investment companies. For example, a registered investment company (the “Acquired Fund”), such as the Fund, may not knowingly sell or otherwise dispose of any security issued by the Acquired Fund to any investment company (the “Acquiring Fund”) or any company or companies controlled by the Acquiring Fund if, immediately after such sale or disposition: (i) more than 3% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and any company or companies controlled by the Acquiring Fund, or (ii) more than 10% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and other investment companies and companies controlled by them. However, registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) in reliance on Rule 12d1-4 under the 1940 Act, the registered investment company must, among other things, enter into an agreement with the Trust. Foreign investment companies are permitted to invest in the Fund only up to the limits set forth in Section 12(d)(1), subject to any applicable SEC no-action relief.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of, and holds legal title to, all outstanding shares of the Fund.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your
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name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as the supply of and demand for ETF shares and underlying securities held by the Fund, economic conditions and other factors.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the close of regular trading hours of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund is determined pursuant to BFA’s valuation policies and procedures. BFA has been designated by the Board as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act.
The Fund values fixed-income portfolio securities using last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Fund's approved independent third-party pricing services, each in accordance with BFA's valuation policies and procedures. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller odd lot sizes. Odd lots often trade at lower prices than institutional round lots. An amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless BFA determines in good faith that such method does not represent fair value.
Generally, trading in non-U.S. securities and money market instruments is substantially completed each day at various times prior to the close of regular trading hours of the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, BFA will fair value the Fund’s investments in accordance with its policies and procedures. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of trading or other reasons, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, when there is a significant event subsequent
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to the most recent market quotation, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available. A “significant event” is deemed to occur if BFA determines, in its reasonable business judgment prior to or at the time of pricing the Fund’s assets or liabilities, that the event is likely to cause a material change to the last exchange closing price or closing market price of one or more assets held by, or liabilities of, the Fund.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
Dividends and Distributions.
General Policies. Dividends from net investment income, if any, generally are declared and paid at least once a year by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Note on Tax Information. The following sections summarize some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Certain states and localities may exempt from tax distributions attributable to interest from U.S. federal government obligations. Consult
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your personal tax advisor about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, in which case your distributions generally will be taxable when withdrawn, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Long-term capital gains are eligible for taxation at a maximum rate of 15% or 20% for non-corporate shareholders, depending on whether their income exceeds certain threshold amounts. Distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married and filing jointly) and of estates and trusts. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
You may lose the ability to use foreign tax credits passed through by the Fund if your Fund shares are loaned out pursuant to a securities lending agreement.
If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
Dividends, interest and capital gains earned by the Fund with respect to securities issued by non-U.S. issuers may give rise to withholding, capital gains and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the total assets of the Fund at the close of a year consists of non-U.S. stocks or securities (generally, for this purpose, depositary receipts, no matter where traded, of non-U.S. companies are treated as “non-U.S.”), generally the Fund may “pass through” to you certain non-U.S. income taxes (including withholding taxes) paid by the Fund. This means that you
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would be considered to have received as an additional dividend your share of such non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.
For purposes of foreign tax credits for U.S. shareholders of the Fund, foreign capital gains taxes may not produce associated foreign source income, limiting the availability of such credits for U.S. persons.
If you are neither a resident nor a citizen of the U.S. or if you are a non-U.S. entity (other than a pass-through entity to the extent owned by U.S. persons), the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.
Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information concerning their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership, unless certain exceptions apply.
If you are a resident or a citizen of the U.S., by law, backup withholding at a 24% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes When Shares Are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
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Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. Each “creator” or authorized participant (an “Authorized Participant”) has entered into an agreement with the Fund's Distributor, an affiliate of BFA. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units.
A creation transaction, which is subject to acceptance by the Distributor and the Fund, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities, assets or other positions (a “creation basket”), and an amount of cash (including any cash representing the value of substituted securities, assets or other positions), if any, which together approximate the holdings of the Fund in exchange for a specified number of Creation Units. Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities, assets or other positions (a “redemption basket”) held by the Fund and an amount of cash (including any portion of such securities for which cash may be substituted). The Fund may, in certain circumstances, offer Creation Units partially or solely for cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. Creation and redemption baskets may differ and the Fund will accept “custom baskets.” More information regarding custom baskets is contained in the Fund's SAI.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
Only an Authorized Participant may create or redeem Creation Units with the Fund. Authorized Participants may create or redeem Creation Units for their own accounts or for customers, including, without limitation, affiliates of the Fund.
In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined in Rule 144A under the 1933 Act, will not be able to receive restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant that has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the
32

procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
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Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 50 Hudson Yards, New York, NY 10001.
BFA or its affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, data provision services, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments or other financial incentives it is eligible to receive. Therefore, such payments or other financial incentives offered or made to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its affiliates.
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Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)

	iShares Core 10+ Year USD Bond ETF
	Year Ended 02/29/24	Year Ended 02/28/23	Year Ended 02/28/22	Year Ended 02/28/21	Year Ended 02/29/20
Net asset value, beginning of year	$51.61	$66.64	$71.04	$73.73	$59.94
Net investment income(a)	2.35	2.21	2.17	2.24	2.37
Net realized and unrealized gain (loss)(b)	(1.15)	(15.04)	(4.38)	(2.40)	13.77
Net increase (decrease) from investment operations	1.20	(12.83)	(2.21)	(0.16)	16.14
Distributions(c)
From net investment income	(2.31)	(2.20)	(2.19)	(2.23)	(2.35)
From net realized gain	—	—	—	(0.30)	—
Total distributions	(2.31)	(2.20)	(2.19)	(2.53)	(2.35)
Net asset value, end of year	$50.50	$51.61	$66.64	$71.04	$73.73
Total Return(d)
Based on net asset value	2.42%	(19.44)%	(3.23)%	(0.36)%	27.44%
Ratios to Average Net Assets(e)
Total expenses	0.06%	0.06%	0.06%	0.06%	0.06%
Net investment income	4.66%	4.04%	3.05%	3.00%	3.54%
Supplemental Data
Net assets, end of year (000)	$583,225	$338,029	$306,529	$440,428	$357,608
Portfolio turnover rate(f)	9%	10%	15%	17%	9%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f) Portfolio turnover rate excludes in-kind transactions, if any.
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Index Provider
The Underlying Index is maintained by Bloomberg. Bloomberg is not affiliated with the Trust, BFA, the Distributor or any of their respective affiliates.
BFA or its affiliates have entered into a license agreement with the Index Provider to use the Underlying Index. BFA, or its affiliates, sublicenses rights in the Underlying Index to the Trust at no charge.
Disclaimers
“Bloomberg®” and the Underlying Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”), and have been licensed for use for certain purposes by BFA.
The Fund is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly. The only relationship of Bloomberg to BFA is the licensing of certain trademarks, trade names and service marks and of the Underlying Index, which is determined, composed and calculated by BISL without regard to BFA or the Fund. Bloomberg has no obligation to take the needs of BFA or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to the Fund’s customers, in connection with the administration, marketing or trading of the Fund.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY BFA, OWNERS OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE FUND OR UNDERLYING INDEX OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING
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FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
The past performance of the Underlying Index is not a guide to future performance. BFA and its affiliates do not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA and its affiliates shall have no liability for any errors, omissions or interruptions therein. BFA and its affiliates make no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA or its affiliates have any liability for any special, punitive, direct, indirect, consequential or any other damages (including lost profits), even if notified of the possibility of such damages.
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Want to know more?
iShares.com  | 1-800-474-2737
Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at www.iShares.com. Copies of the Prospectus, SAI, shareholder reports and other information, as applicable and when available, can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is, or will be, available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual Report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 1 University Square Drive, Princeton, NJ 08540
Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
©2024 BlackRock, Inc. All rights reserved. iSHARES® and BLACKROCK®are registered trademarks of BFA and its affiliates. All other marks are the property of their respective owners.
Investment Company Act File No.: 811-09729
IS-P-ILTB-0624

June 28, 2024

2024 Prospectus
iShares Trust
• iShares Core U.S. Aggregate Bond ETF | AGG | NYSE ARCA

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Bloomberg® is a trademark of Bloomberg Finance L.P. and its affiliates (collectively, “Bloomberg”). “Bloomberg U.S. Aggregate Bond Index” is a trademark of Bloomberg and its licensors and has been licensed for use for certain purposes by BlackRock Fund Advisors or its affiliates. iShares® and BlackRock® are registered trademarks of BlackRock Fund Advisors and its affiliates.
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iSHARES® CORE U.S. AGGREGATE BOND ETF
Ticker: AGGStock Exchange: NYSE Arca
Investment Objective
The iShares Core U.S. Aggregate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of the total U.S. investment-grade bond market.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except: (i) the management fees, (ii) interest expenses, (iii) taxes, (iv) expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, (v) distribution fees or expenses, and (vi) litigation expenses and any extraordinary expenses. The Fund may incur “Acquired Fund Fees and Expenses.” Acquired Fund Fees and Expenses reflect the Fund's pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund's prospectus (the “Prospectus”). BFA, the investment adviser to the Fund, has contractually agreed to waive a portion of its management fees in an amount equal to the Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other registered investment companies advised by BFA, or its affiliates, through June 30, 2026. The contractual waiver may be terminated prior to June 30, 2026 only upon written agreement of the Trust and BFA.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)[1]
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[2]	Acquired Fund Fees and Expenses[2]	Total Annual Fund Operating Expenses	Fee Waiver and/or Expense Reimbursement[2]	Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement
0.03%	None	0.00%	0.00%	0.03%	(0.00)%	0.03%

1
Operating expenses paid by BFA under the Investment Advisory Agreement exclude Acquired Fund Fees and Expenses, if any.
2
The amount rounded to 0.00%.
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Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$3	$10	$17	$39
Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 89% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to track the investment results of the Bloomberg U.S. Aggregate Bond Index (the “Underlying Index”), which measures the performance of the total U.S. investment-grade (as determined by Bloomberg Index Services Limited (the “Index Provider” or “Bloomberg”)) bond market. As of February 29, 2024, there were 13,534 issues in the Underlying Index.
The Underlying Index includes investment-grade U.S. Treasury bonds, government-related bonds, corporate bonds, mortgage-backed pass-through securities (“MBS”), commercial mortgage-backed securities (“CMBS”)
and asset-backed securities (“ABS”) that are publicly offered for sale in the U.S. As of February 29, 2024, a significant portion of the Underlying Index is represented by MBS and U.S. Treasury securities. The components of the Underlying Index are likely to change over time.
The securities in the Underlying Index must have $300 million or more of outstanding face value and must have at least one year remaining to maturity, with the exception of amortizing securities such as ABS and MBS, which have lower thresholds as defined by Bloomberg. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Certain types of securities, such as state and local government series bonds, structured notes with embedded swaps or other special features, private placements, floating-rate securities and bonds that have been issued in one country's currency but are traded outside of that country in a different monetary and regulatory system (e.g., Eurobonds), are excluded from the Underlying Index. The Underlying Index is market capitalization-weighted, and the securities in the Underlying Index are updated on the last business day of each month.
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As of February 29, 2024, approximately 26.01% of the bonds represented in the Underlying Index were U.S. fixed-rate agency MBS. Such securities are issued by entities such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and are backed by pools of mortgages. Most transactions in fixed-rate MBS occur through standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement (to-be-announced (“TBA”) transactions). The Fund may enter into such contracts on a regular basis. The Fund, pending settlement of such contracts, will invest its assets in high-quality, liquid short-term instruments, including shares of money market funds advised by BFA or its affiliates. The Fund will assume its pro rata share of the fees and expenses of any money market fund that it may invest in, in addition to the Fund's own fees and expenses. The Fund may also acquire interests in mortgage pools through means other than such standardized contracts for future delivery.
BFA uses an indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of an applicable underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market value and industry weightings), fundamental characteristics (such as return variability, duration (i.e., a security's price sensitivity to a change in interest rates), maturity or credit ratings and yield) and liquidity measures similar to those of an applicable underlying index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund will invest at least 80% of its assets in the component securities of the Underlying Index and TBAs that have economic characteristics that are substantially identical to the economic characteristics of the component securities of the Underlying Index, and the Fund will invest at least 90% of its assets in fixed income securities of the types included in the Underlying Index that BFA believes will help the Fund track the Underlying Index. The Fund will invest no more than 10% of its assets in futures, options and swaps contracts that BFA believes will help the Fund track the Underlying Index as well as in fixed income securities other than the types included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. Cash and cash equivalent investments associated with a TBA position will be
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treated as part of that position for purposes of calculating the percentage of investments in the component securities of the Underlying Index. Cash and cash equivalent investments associated with a derivative position will be treated as part of that position for the purposes of calculating the percentage of investments included in the Underlying Index. The Fund seeks to track the investment results of the Underlying Index before fees and expenses of the Fund.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of any collateral received).
The Underlying Index is sponsored by Bloomberg, which is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the
Fund, and the Fund's performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective. Certain key risks are prioritized below (with others following in alphabetical order), but the relative significance of any risk is difficult to predict and may change over time. You should review each risk factor carefully.
Risk of Investing in the U.S. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.
Credit Risk. Debt issuers and other counterparties may be unable or unwilling to make timely interest and/or principal payments when due or otherwise honor their obligations. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also adversely affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on an issuer's or counterparty's financial condition and on the terms of an obligation.
Interest Rate Risk. Interest rate risk refers to fluctuations in the value of a fixed-income security due to changes in the general level of interest rates. An increase in interest rates generally will cause the value of fixed-income securities to decline. Securities with longer maturities generally are more sensitive to interest rate changes and
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subject to greater fluctuations in value. Changes in interest rates may have unpredictable effects on fixed-income markets and result in heightened market volatility and lower liquidity for certain instruments, all of which may adversely affect the Fund’s performance. Interest rate changes can be sudden and unpredictable and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for fixed-income securities.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, pandemics or other public health issues, recessions, the prospect or occurrence of a sovereign default or other financial crisis, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.
Index-Related Risk. The Index Provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor BFA can offer assurances that the Index Provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the Index Provider may not identify or correct them promptly or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider and could cause the Index Provider to postpone a scheduled rebalance. This could cause the Underlying Index to vary from its normal or expected composition.
Asset Class Risk. The securities and other assets in the Underlying Index or in the Fund’s portfolio may underperform in comparison to financial markets generally, a particular financial market, another index, or other asset classes.
Authorized Participant Concentration Risk. An “Authorized Participant” is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows the Authorized Participant to place orders for the purchase and redemption of creation units (“Creation Units”). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. There are a limited number of institutions that may act as Authorized Participants for the Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in creation or redemption transactions. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for the Fund and no other Authorized Participant places orders, Fund shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Call Risk. During periods of falling interest rates, an issuer of a callable
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bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund's income, or in securities with greater risks or with other less favorable features.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities or other assets of one or more issuers, countries or other geographic units, markets, industries, project types, or asset classes.
Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund, its adviser, distributor, Index Provider, other service providers, counterparties, or issuers of assets in which the Fund invests may cause disruptions that negatively impact the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. The Fund cannot control the cybersecurity plans and systems of its service providers, counterparties, and other third parties whose activities affect the Fund.
Extension Risk. During periods of rising interest rates, certain debt obligations may be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline in the Fund’s income and potentially in the value of the Fund’s investments.
Geographic Risk. A natural disaster could occur in a geographic region in which the Fund invests, which could adversely affect the economy or the business operations of companies in the specific geographic region, causing an adverse impact on the Fund's investments in, or which are exposed to, the affected region.
Income Risk. The Fund's income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds.
Issuer Risk. The performance of the Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value of securities or other assets may decline, or perform differently from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.
Large Shareholder and Large-Scale Redemption Risk. Certain shareholders of the Fund, including an Authorized Participant, a third-party investor, the Fund’s adviser, an affiliate of the Fund’s adviser, a market maker, or another entity, may from time to time own or manage a substantial amount of Fund shares, or may hold their investment in the Fund for a limited period of time. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment. Redemptions of a large number of Fund shares could require the Fund to dispose of assets to meet the redemption requests, which can accelerate the realization of taxable
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income and/or capital gains and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such year. In some circumstances, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns. These large redemptions may also force the Fund to sell portfolio securities or other assets when it might not otherwise do so, which may negatively impact the Fund’s NAV, increase the Fund’s brokerage costs and/or have a material effect on the market price of Fund shares.
Management Risk. The Fund is not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets. As the Fund will not fully replicate the Underlying Index and may hold securities or other assets not included in the Underlying Index, it is subject to the risk that the investment strategy of BFA may not produce the intended results. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares (including through a trading halt), losses from trading in secondary markets, periods of high volatility, and disruptions in the process of creating and redeeming Fund shares. Any of these factors, among others, may lead to the Fund’s shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund shares.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Prepayment Risk. During periods of falling interest rates, issuers of certain debt obligations may repay principal prior to the security’s maturity, which may cause the Fund to have to reinvest in securities with lower yields or higher risk of default, resulting in a decline in the Fund’s income or return potential.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any
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investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund's valuation of a security at the time of calculation of the Fund's NAV), transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
U.S. Agency Mortgage-Backed Securities Risk. The Fund invests in   MBS issued or guaranteed by the U.S. government or one of its agencies or sponsored entities, some of which may not be backed by the full faith and credit of the U.S. government. MBS represent interests in “pools” of mortgages and are subject to interest rate, prepayment, and extension risk. MBS react differently to changes in interest rates than other bonds, and the prices of MBS may reflect adverse economic and market conditions. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain MBS. MBS are also subject to the risk of default on the underlying mortgage loans, particularly during periods of economic downturn. Default or bankruptcy of a counterparty to a TBA transaction would expose the Fund to possible losses.
U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline.
Valuation Risk. The price that the Fund could receive upon the sale (or other disposition) of a security or other asset may differ from the Fund’s valuation of the security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology. The price received by the Fund also may differ from the value used by the Underlying Index. In addition, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when investors are not able to purchase or sell Fund shares. Authorized Participants that create or redeem Fund shares on days when the Fund is holding fair-valued securities or other assets may receive fewer or more shares, or
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lower or higher redemption proceeds, than they would have received had the securities or other assets not been fair valued or been valued using a different methodology. The ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns for 1, 5, and 10 years compare with the Underlying Index. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. If BFA had not waived certain Fund fees during certain periods, the Fund's returns would have been lower.
Calendar Year-by-Year Returns1

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The Fund’s year-to-date return as of March 31, 2024 was -0.75%.
The best calendar quarter return during the periods shown above was 6.69% in the 4th quarter of 2023; the worst was -5.86% in the 1st quarter of 2022.
Updated performance information, including the Fund’s current NAV, may be obtained by visiting our website at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).
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Average Annual Total Returns
(for the periods ended December 31, 2023)
	One Year	Five Years	Ten Years
(Inception Date: 9/22/2003)
Return Before Taxes	5.58%	1.05%	1.77%
Return After Taxes on Distributions[1]	4.22%	0.06%	0.74%
Return After Taxes on Distributions and Sale of Fund Shares[1]	3.28%	0.40%	0.91%
Bloomberg U.S. Aggregate Bond Index (Index returns do not reflect deductions for fees, expenses, or taxes)	5.53%	1.10%	1.81%

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After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.
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Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro and Karen Uyehara (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Ms. Uyehara have been Portfolio Managers of the Fund since 2011 and 2021, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA, in which case, your distributions generally will be taxed when withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.
ETFs are funds that trade like other publicly traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents an ownership interest in an underlying portfolio of securities and other instruments intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants and only in aggregations of a specified number of shares (“Creation Units”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
An index is a financial calculation, based on a grouping of financial instruments, and is not an investment product, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary for a number of reasons, including transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from the Fund's use of representative sampling or from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index. From time to time, the Index Provider may make changes to the methodology or other adjustments to the Underlying Index. Unless otherwise determined by BFA, any such change or adjustment will be reflected in the calculation of the Underlying Index performance on a going-forward basis after the effective date of such change or adjustment. Therefore, the Underlying Index performance shown for periods prior to the effective date of any such change or adjustment will generally not be recalculated or restated to reflect such change or adjustment.
Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
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An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
The Fund's investment objective and the Underlying Index may be changed without shareholder approval.
The Fund has not been categorized under the European Union (“EU”) sustainable finance disclosure regulation (“SFDR”) as an “Article 8” or “Article 9” product. In addition, the Fund's investment strategy does not take into account the criteria for environmentally sustainable economic activities under the EU sustainable investment taxonomy regulation or principal adverse impacts (“PAIs”) on sustainability factors under the SFDR. PAIs are identified under the SFDR as the material impacts of investment decisions on sustainability factors relating to environmental, social and employee matters, respect for human rights, and anti-corruption and anti-bribery matters.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments. The order of the below risk factors does not indicate the significance of any particular risk factor. The Fund discloses its portfolio holdings daily at www.iShares.com.
Asset Class Risk. The securities and other assets in the Fund’s portfolio or its Underlying Index may underperform in comparison to other indexes that track, or assets that represent, other countries or geographic units, industries, markets, market segments, or asset classes. Various types of securities, other assets and indexes may experience cycles of outperformance and underperformance in comparison to financial markets generally. This divergence may be due to a number of factors including, among other things, inflation, interest rates, productivity, global demand for local products or resources, and regulation and governmental controls. This may cause the Fund to underperform other investment vehicles that invest in different asset classes.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. There are a limited number of institutions that may act as Authorized Participants for the Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in creation or redemption transactions. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for the Fund and no other Authorized Participant places orders, Fund shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for a Fund that invests in securities issued by non-U.S. issuers or instruments with lower trading volume. Such assets often entail greater settlement and operational complexity and higher capital costs for Authorized Participants, which may limit the number of Authorized Participants that engage with the Fund.
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Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund’s income, or in securities with greater risks or with other less favorable features.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities or other assets of one or more issuers, countries or other geographic units, markets, industries, project types, or asset classes. A Fund with investment concentration may be more adversely affected by the underperformance of those assets, may experience greater price volatility and may be more susceptible to adverse economic, market, political or regulatory impacts on those assets compared to a fund that does not concentrate its investments.
Credit Risk. Credit risk is the risk that the issuer or guarantor of a debt instrument or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments when due or otherwise honor its obligations. There are varying degrees of credit risk, depending on an issuer’s or counterparty’s financial condition and on the terms of an obligation, which may be reflected in the issuer’s or counterparty’s credit rating. There is the chance that the Fund’s portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), or that the market’s perception of an issuer’s creditworthiness may worsen, potentially reducing the Fund’s income level or share price.
Cybersecurity Risk. The Fund and entities that interact with the Fund are susceptible to operational, information security and related cybersecurity risks, both directly and through their service providers. These entities include, but are not limited to, the Fund’s adviser, distributor, other service providers (e.g., index and benchmark providers, accountants, custodians, transfer agents and administrators), counterparties, market makers, Authorized Participants, listing exchanges, other financial market operators, and governmental authorities. Cybersecurity risks are also present for issuers of securities or other assets in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such issuers to lose value. Cyber incidents can result from deliberate attacks or unintentional events. They include, but are not limited to, gaining unauthorized access to systems, misappropriating assets or sensitive information, corrupting or destroying data, and causing operational disruption. Geopolitical tensions may increase the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing.
Cybersecurity incidents may cause disruptions and impact business operations and may result in any of the following: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage,
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reimbursement or other compensation costs, and other legal and compliance expenses. In addition, cyber incidents may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the Fund’s functioning inaccessible, inaccurate or incomplete. The Fund may incur substantial costs in order to resolve or prevent cyber incidents.
The Fund has established business continuity plans in the event of, and risk management systems to prevent, cyber incidents. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, that prevention and remediation efforts will not be successful or that cyber incidents will go undetected. Furthermore, the Fund cannot control the cybersecurity plans and systems of its service providers, counterparties, and other third parties whose activities affect the Fund. The Fund and its shareholders could be negatively impacted as a result.
Extension Risk. During periods of rising interest rates, certain debt obligations may be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline in the Fund’s income and potentially in the value of the Fund’s investments.
Geographic Risk. Some of the companies in which the Fund invests are located in parts of the world that have historically been prone to natural disasters, such as earthquakes, tornadoes, volcanic eruptions, droughts, floods, hurricanes or tsunamis, and are economically sensitive to environmental events. Any such event may adversely impact the economies of these geographic areas or business operations of companies in these geographic areas, causing an adverse impact on the value of the Fund.
Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds. The Index Provider’s substitution of bonds in the Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index’s stated maturity guidelines.
Index-Related Risk. The Fund seeks to achieve a return that corresponds generally to the price and yield performance, before fees and expenses, of its Underlying Index as published by the Index Provider. There is no assurance that the Index Provider or its agents will construct or calculate the Underlying Index accurately. While the Index Provider describes what the Underlying Index is designed to achieve, neither the Index Provider nor its agents provide any warranty or accept any liability regarding the quality, accuracy or completeness of the Underlying Index or its related data, and they do not guarantee that the Underlying Index will be in line with the Index Provider’s methodology. BFA also does not provide any warranty or guarantee against the Index Provider’s or any agent’s errors.
The Index Provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor BFA can offer assurances that the Index Provider’s methodology or sources of information will provide an accurate
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assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the Index Provider may not identify or correct them promptly or at all, particularly for indexes that are less commonly used as benchmarks. In addition, there may be heightened risks associated with the adequacy and reliability of information about emerging markets constituents, as such markets may have less information available or less regulatory oversight. Errors related to the Underlying Index may negatively or positively impact the Fund and its shareholders. For example, if the Underlying Index contains incorrect constituents, the Fund will have exposure to such constituents and will be underexposed to the Underlying Index’s other constituents. Shareholders should understand that any gains from the Index Provider’s errors will be kept by the Fund and its shareholders and any losses or costs from such errors will be borne by the Fund and its shareholders.
Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider and could cause the Index Provider to postpone a scheduled rebalance to the Underlying Index. This could cause the Underlying Index to vary from its normal or expected composition. If a scheduled rebalance is postponed, index constituents that would otherwise be removed at the rebalance (due to, for example, changes in market capitalization or issuer credit ratings) may remain, causing the performance and constituents of the Underlying Index to vary from those expected under normal conditions. In addition, to the extent circumstances evolve between periodic index reviews and reconstitutions, the Underlying Index may include constituents that do not align with its objective or selection criteria, and the Fund tracking the Underlying Index may be similarly affected.
In addition to scheduled rebalances, the Index Provider or its agents may carry out ad hoc index rebalances due to reaching certain weighting constraints, unusual market conditions, corporate events, or corrections of errors. The Fund will in turn rebalance its portfolio to attempt to increase the correlation between the portfolio and the Underlying Index. The Fund and its shareholders will directly bear any transaction costs and market exposure from such portfolio rebalancing. Therefore, index-related errors and ad hoc rebalances may increase the Fund’s costs and tracking error.
Interest Rate Risk. Changes in interest rates may have unpredictable effects on fixed-income markets and result in heightened market volatility and lower liquidity for certain instruments, all of which may adversely affect the Fund’s performance. Interest rate changes can be sudden and unpredictable and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for fixed-income securities.
When interest rates rise, the value of fixed-income securities or other instruments sensitive to interest rates typically decreases. A measure that investors commonly use to determine this price sensitivity is called duration. Fixed-income securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. For example, if a bond has a duration of five years and interest rates rise, the price of the bond will likely decline by a greater percentage than for a bond with a one-year duration. To the
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extent a Fund invests a substantial portion of its assets in fixed-income securities with longer duration, rising interest rates may cause the value of the Fund’s investments to decline significantly, which would adversely affect the value of the Fund. Changes in prevailing interest rates, particularly sudden and significant changes, may lead to fluctuations in the value of floating rate debt securities, as the rates for those securities typically reset only periodically. In addition, decreases in market-making capacity for fixed-income dealers may lead to lower trading volume, heightened volatility, wider bid-ask spreads and less transparent pricing in certain fixed-income markets.
During periods of very low or negative interest rates, a Fund may be unable to maintain positive returns or pay dividends to shareholders. Under certain market conditions when interest rates are set at low levels and the market prices of portfolio securities have increased, a Fund may have a very low or even negative yield, which would cause the Fund to lose money in certain conditions and time periods.
Issuer Risk. The performance of a Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value of securities or other assets may decline, or perform differently from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.
Large Shareholder and Large-Scale Redemption Risk. Certain shareholders of the Fund, including an Authorized Participant, a third-party investor, the Fund’s adviser, an affiliate of the Fund’s adviser, a market maker, or another entity, may from time to time own or manage a substantial amount of Fund shares or may hold their investment in the Fund for a limited period of time. These shareholders may also pledge or loan Fund shares (to secure financing or otherwise), which may result in the shares becoming concentrated in another party. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment or that the size of the Fund would be maintained. Redemptions of a large number of Fund shares may adversely affect the Fund’s liquidity and net assets. To the extent the Fund permits redemptions in cash, these redemptions may force the Fund to sell portfolio securities or other assets when it might not otherwise do so, which may negatively impact the Fund’s NAV, have a material effect on the market price of Fund shares, increase the Fund’s brokerage costs, accelerate the realization of taxable income and/or capital gains, and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such tax year. The Fund also may be required to sell its more liquid investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price.
To the extent these large shareholders transact in Fund shares on the secondary market, such transactions may account for a large percentage of the trading volume for Fund shares and may, therefore, have a material upward or downward effect on the market price of the shares. In addition, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, diluting its investment returns.
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Management Risk. The Fund is not actively managed and invests in securities or other assets included in, or representative of, its Underlying Index, regardless of their investment merits. The Fund may be affected by a general decline in market segments related to its Underlying Index, and BFA generally does not attempt to invest the Fund’s assets in defensive positions under any market conditions, including declining markets. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track its Underlying Index. Because BFA uses a representative sampling indexing strategy, the Fund will not fully replicate its Underlying Index and may hold securities or other assets not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment strategy, whose implementation is subject to a number of constraints, may not produce the intended results. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of its Underlying Index or that the Fund will achieve its investment objective.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a financial instrument or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the particular instrument or asset, or factors that affect one or more issuers, counterparties, exchanges, countries or other geographic units, markets, industries, or asset classes. Local, regional or global events such as war, acts of terrorism, pandemics or other public health issues, recessions, the prospect or occurrence of a sovereign default or other financial crisis, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV. Changes in market and economic conditions generally do not have the same impact on all types of instruments and assets.
Market Trading Risk. The Fund faces numerous market trading risks, any of which may lead to its shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to the NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund shares.
Absence of an Active Primary Market. Although Fund shares are listed for trading on one or more stock exchanges, there can be no assurance that an active primary trading market for Fund shares will develop or be maintained by market makers or Authorized Participants.
Secondary Listing Risks. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. Fund shares also may be available to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for exchange listing or market trading. The Fund’s shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct
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their trades for execution. Certain information that is available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to create or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts to NAV than might be experienced at times when the Fund accepts creation and redemption orders. Securities held by the Fund may be traded in markets that close at a different time than an exchange on which Fund shares are traded. Liquidity in those securities may be reduced after the applicable closing time. As a result, during the time when the exchange is open but after the applicable market closing, fixing or settlement time, there may be wider bid/ask spreads on the exchange and a greater premium or discount to NAV.
In stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, and an investor may be unable to sell their Fund shares.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or for other reasons. In times of extraordinary market volatility, Fund shares may be subject to trading halts pursuant to “circuit breaker” rules of a stock exchange or market. If there is a trading halt or unanticipated closure of an exchange or market, an investor may be unable to purchase or sell Fund shares. In addition, if trading in certain securities or financial instruments is restricted, this may disrupt the Fund’s creation/redemption process, affect the price at which Fund shares trade in the secondary market, and result in the Fund being unable to trade certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio or accurately price its portfolio holdings and may incur substantial trading losses.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short. In addition, trading activity in derivative products based on the Fund may lead to increased trading volume and volatility in the secondary market for the shares of the Fund.
Fund Shares May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s portfolio holdings. The trading price of the Fund’s shares fluctuates throughout trading hours based on both market supply of and demand for Fund shares and the underlying value of the Fund’s portfolio holdings or NAV. As a result, the trading prices of the Fund’s shares may deviate significantly from NAV during times of market volatility, significant redemption requests, or other unusual market conditions
However, because Fund shares can be created and redeemed in Creation Units at NAV, BFA believes that large discounts or premiums to the Fund’s NAV are not likely to be sustained over the long term (unlike shares of many closed-end funds, which
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frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs). While the creation/redemption feature is designed to make it more likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or other market participants, and during periods of significant market volatility, may result in trading prices for shares of the Fund that differ significantly from its NAV. Authorized Participants may be less willing to create or redeem the Fund’s shares if there is a lack of an active market for such shares or the Fund’s underlying investments, which may contribute to the Fund’s shares trading at a premium or discount to NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling Fund shares through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “spread,” which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The spread varies over time for Fund shares based on trading volume and market liquidity. It is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. Increased market volatility also may cause wider spreads. In addition, there may be regulatory and other charges that are incurred as a result of trading activity. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results, and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Prepayment Risk. During periods of falling interest rates, issuers of certain debt obligations may repay principal prior to the security’s maturity, which may cause the Fund to have to reinvest in securities with lower yields or higher risk of default, resulting in a decline in the Fund’s income or return potential. Also, if a security subject to prepayment had been purchased at a premium, the value of the premium would be lost in the event of prepayment.
Risk of Investing in the U.S. Investing in U.S. issuers involves legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. A decrease in imports or exports, changes in trade regulations, inflation, an economic recession, financial system stress, or political turmoil, among other risks, may have an adverse effect on the U.S. economy and the securities listed on U.S. exchanges. The U.S. is also subject to the risk of natural disasters, such as droughts, earthquakes, fires
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and floods. U.S. security risks include acts of terrorism, internal unrest and a deterioration in relations between the U.S. and certain countries. Any of these may adversely affect the U.S. economy, financial markets or issuers.
Governmental agencies project that the U.S. will maintain elevated public debt levels for the foreseeable future. Although elevated debt levels do not necessarily indicate or cause economic problems, the costs of servicing such debt may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. BlackRock Institutional Trust Company, N.A. (“BTC”), which is the securities lending agent for the iShares/BlackRock ETFs, will take into account the tax impact to Fund shareholders of substitute payments for dividends when managing the securities lending program.
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund's valuation of a security at the time of calculation of the Fund's NAV), transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
U.S. Agency Mortgage-Backed Securities Risk. The Fund invests in securities backed by pools of mortgages issued or guaranteed by the U.S. government or one of its agencies or sponsored entities, including Fannie Mae, Freddie Mac or Ginnie Mae. While securities guaranteed by Ginnie Mae are backed by the full faith and credit of the U.S. government, securities issued by Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to its agencies or sponsored entities where it is not obligated to do so. Bonds or debentures that do not carry the backing of the full faith and credit of the U.S. government are subject to more credit risk than securities that are supported by the full faith and credit of the U.S. government. To the
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extent that the U.S. government has provided support to a U.S. agency or sponsored entity in the past, there can be no assurance that the U.S. government will provide support in the future if it is not obligated to do so. If a U.S. government agency or sponsored entity that is the issuer of securities in which the Fund invests is unable to meet its obligations or ceases to exist and no plan is made for repayment of securities, the performance of the Fund will be adversely affected.
MBS represent interests in “pools” of mortgages and, due to the nature of these loans they represent, are subject to prepayment and extension risk. Prepayment risk is the risk that, during periods of falling interest rates, an issuer of mortgages and other fixed-income securities may be able to repay principal prior to the security’s maturity. This may cause the Fund to have to reinvest in securities with a lower yield or higher risk of default, resulting in a decline in the Fund's income or return potential.
MBS are also subject to extension risk, which is the risk that when interest rates rise, certain MBS will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline in income and potentially in the value of the investment.
Because of prepayment and extension risks, MBS react differently to changes in interest rates than other bonds. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain MBS. These securities are also subject to the risk of default on the underlying mortgage loans, particularly during periods of economic downturn.
The Fund seeks to obtain exposure to the fixed-rate portion of U.S. agency mortgage pass-through securities primarily through TBA securities, or TBA transactions. TBAs refer to a commonly used mechanism for the forward settlement of U.S. agency MBS, and not to a separate type of MBS. Default or bankruptcy of a counterparty to a TBA transaction would expose the Fund to possible losses because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction.
The Fund intends to invest cash pending settlement of TBA transactions in money market instruments, repurchase agreements, or other high quality, liquid short-term instruments, including money market funds advised by BFA. The Fund will pay its pro rata share of fees and expenses of any money market fund that it may invest in, in addition to the Fund’s own fees and expenses.
U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline. U.S. Treasury securities are rated AA+ by S&P Global Ratings. A downgrade of the rating of U.S. Treasury securities may cause the value of the Fund's U.S. Treasury obligations to decline. Because U.S. government debt obligations are often used as a benchmark for other borrowing arrangements, a downgrade could also result in higher interest rates for a range of borrowers, cause disruptions in the international bond markets and have a substantial adverse effect on the U.S. and global economy.
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A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and lead the government to issue additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that the U.S. government will not be able to make principal or interest payments when they are due. If market participants determine that U.S. sovereign debt levels have become unsustainable, the value of the U.S. dollar could decline, thus increasing inflationary pressures, particularly with respect to services outsourced to non-U.S. providers and imported goods and constrain or prevent the U.S. government from implementing effective countercyclical fiscal policy in economic downturns. Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period that shareholders own shares of the Fund. Notwithstanding that U.S. Treasury obligations are backed by the full faith and credit of the United States, circumstances could arise that could prevent the timely payment of interest or principal, such as reaching the legislative “debt ceiling.” Such non-payment would result in losses to the Fund and substantial negative consequences for the U.S. economy and the global financial system.
Valuation Risk. The price that the Fund could receive upon the sale (or other disposition) of a security or other asset may differ from the Fund’s valuation of the security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology. The price received by the Fund also may differ from the value used by the Underlying Index (if applicable). Because non-U.S. exchanges or markets may be open on days or during time periods when the Fund does not price its shares, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when investors are not able to purchase or sell Fund shares.
In addition, for purposes of calculating the Fund's NAV, the value of assets denominated in non-U.S. currencies (if any) is translated into U.S. dollars at the prevailing market rates. This translation may result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index. Authorized Participants that create or redeem Fund shares on days when the Fund is holding fair-valued securities or other assets may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the securities or other assets not been fair valued or been valued using a different methodology. The ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies. The order of the below risk factors does not indicate the significance of any particular risk factor.
Close-Out Risk for Qualified Financial Contracts. Regulations adopted by global prudential regulators require counterparties that are part of U.S. or foreign global
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systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent a Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and also prohibit a Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit risk and other risks to a Fund.
Financials Sector Risk. Companies in the financials sector are subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge, the amount of capital and liquid assets they must maintain and, potentially, their size. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by such regulation. Increased risk taking by financial companies may also result in greater overall risk in the U.S. and global financials sector. The impact of changes in capital requirements, or recent or future regulation in various countries, on any individual financial company or on the financials sector as a whole cannot be predicted.
Certain risks may impact the value of investments in the financials sector more severely than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financials sector are exposed directly to the credit risk of their borrowers and counterparties, who may be leveraged to an unknown degree, including through swaps and other derivatives products. Financial services companies may have significant exposure to the same borrowers and counterparties, with the result that a borrower’s or counterparty’s inability to meet its obligations to one company may affect other companies with exposure to the same borrower or counterparty. This interconnectedness of risk may result in significant negative impacts to companies with direct exposure to the defaulting counterparty as well as adverse cascading effects in the markets and the financials sector generally. Companies in the financials sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades, adverse public perception and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. The financials sector is particularly sensitive to fluctuations in interest rates. The financials sector is also a target for cyberattacks. Cybersecurity incidents and technology malfunctions and failures have become increasingly frequent and have caused significant losses to companies in this sector, which may negatively impact the Fund. The extent to which the Fund may invest in a company that engages in securities-related activities or banking is limited by applicable law.
Illiquid Investments Risk. The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that the
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Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and any security or instrument held by the Fund may be deemed an illiquid investment pursuant to the Fund’s liquidity risk management program. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. An investment may be illiquid due to, among other things, the reduced number and capacity of traditional market participants to make a market in securities or instruments, the lack of an active market for such securities or instruments, capital controls, delays or limits on repatriation of local currency, or insolvency of local governments. To the extent that the Fund invests in securities or instruments with substantial market and/or credit risk, the Fund will tend to have increased exposure to the risks associated with illiquid investments. Illiquid investments may be harder to value, especially in changing markets. If the Fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the Fund may be greater than normal. Other market participants may be attempting to liquidate holdings at the same time as the Fund, causing increased supply of the Fund’s underlying investments in the market and contributing to illiquid investments risk and downward pricing pressure. In addition, if the Fund is limited in its ability to sell illiquid investments during periods when shareholders are redeeming their shares, the Fund will need to sell liquid securities to meet redemption requests and illiquid securities will become a larger portion of the Fund’s holdings. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund's NAV.
Non-U.S. Issuers Risk. Securities issued by non-U.S. issuers have different risks from securities issued by U.S. issuers. These risks include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, uncertainties of transnational litigation, and potential restrictions on the flow of international capital, including the possible seizure or nationalization of the securities issued by non-U.S. issuers held by the Fund. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. Unfavorable political, economic or governmental developments in non-U.S. countries could affect the payment of a security’s principal and interest. Securities issued by non-U.S. issuers may also be less liquid than, and more difficult to value than, securities of U.S. issuers. In addition, the
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value of these securities may fluctuate due to changes in the exchange rate of the issuer’s local currency against the U.S. dollar.
Reference Rate Replacement Risk. The Fund may be exposed to financial instruments that recently transitioned from, or continue to be tied to, London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value. The United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, has ceased publishing all LIBOR settings. In April 2023, however, the FCA announced that some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. The Secured Overnight Financing Rate (“SOFR”), which is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement market, has been used increasingly on a voluntary basis in new instruments and transactions. Under U.S. regulations that implement a statutory fallback mechanism to replace LIBOR, benchmark rates based on SOFR have replaced LIBOR in different categories of financial contracts.
Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Parties to contracts, securities, or other instruments using LIBOR may disagree on transition rates or the application of transition regulation, potentially resulting in uncertainty of performance and the possibility of litigation. The Fund may have instruments linked to other interbank offered rates that may also cease to be published in the future.
Reliance on Trading Partners Risk. The economies of many countries or regions in which the Fund invests are highly dependent on trade with certain key trading partners. Reduction in spending on products and services by these key trading partners, institution of tariffs or other trade barriers or a slowdown in the economies of key trading partners may adversely affect the performance of any company in which the Fund invests and have a material adverse effect on the Fund’s performance.
Sustainability Risk. Sustainability risk is an inclusive term to designate investment risk (probability or uncertainty of occurrence of material losses relative to the expected return of an investment) that relates to environmental, social or governance issues.
Sustainability risk around environmental issues includes, but is not limited to, climate risk, both physical and transition risk. Physical risk arises from the physical effects of climate change, acute or chronic. For example, frequent and severe climate-related events can impact products and services and supply chains. Transition risk – whether policy, technology, market or reputation risk – arises from the adjustment to a low-carbon economy in order to mitigate climate change. Risks related to social issues can include, but are not limited to, labor rights and community relations. Governance-related risks can include but are not limited to risks around board independence, ownership and control, and audit and tax management. These risks can impact an
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issuer’s operational effectiveness and resilience as well as its public perception and reputation, affecting its profitability and, in turn, its capital growth and ultimately impacting the value of holdings in a Fund.
These are only examples of sustainability risk factors, and sustainability risk factors do not solely determine the risk profile of the investment. The relevance, severity, materiality and time horizon of sustainability risk factors and other risks can differ significantly across Funds.
Sustainability risk can manifest itself through different existing risk types including, but not limited to, market, liquidity, concentration, credit and asset-liability mismatch risk. For example, a Fund may invest in the securities of an issuer that could face potentially reduced revenues or increased expenditures from physical climate risk (e.g., decreased production capacity due to supply chain perturbations, lower sales due to demand shocks or higher operating or capital costs) or transition risk (e.g., decreased demand for carbon-intensive products and services or increased production costs due to changing input prices). As a result, sustainability risk factors may have a material impact on an investment, may increase volatility, may affect liquidity and may have an adverse impact on the value of shares of a Fund.
The impact of those risks may be higher for Funds with particular sectoral or geographic concentrations. For example, Funds with geographic concentration in locations susceptible to adverse weather conditions where the value of the investments in the Funds may be more susceptible to adverse physical climate events, or Funds with specific sectoral concentrations, such as investing in industries or issuers with high carbon intensity or high switching costs associated with the transition to low carbon alternatives, may be more impacted by climate transition risks.
All or a combination of these factors may have an unpredictable impact on a Fund’s investments. Under normal market conditions, such events could have a material impact on the value of shares of a Fund.
Assessments of sustainability risk are specific to the asset class and to a fund’s investment objective. Different asset classes require different data and tools to apply heightened scrutiny, assess materiality, and make meaningful differentiation among issuers and assets. To the extent consistent with a Fund’s investment objective, risks are considered and risk managed concurrently, by prioritizing in part based on materiality and on the Fund’s objective.
The impacts of sustainability risk are likely to develop over time, and new sustainability risks may be identified as further data and information regarding sustainability factors and impacts become available.
Threshold/Underinvestment Risk. If certain aggregate and/or fund-level ownership thresholds are reached through transactions undertaken by BFA, its affiliates or the Fund, or as a result of third-party transactions or actions by an issuer or regulator, the ability of BFA and its affiliates on behalf of clients (including the Fund) to purchase or dispose of investments, exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. The capacity of the Fund to invest in certain securities or other assets may be affected by the relevant threshold limits, and such limitations may have adverse effects on the liquidity and performance of the
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Fund’s portfolio holdings. To the extent a Fund tracks an index, such limits may increase the risk of the Fund being underinvested in an asset relative to its Underlying Index and increase the risk of tracking error.
For example, ownership limits may apply to securities whose issuers operate in certain regulated industries or in certain international markets. Such limits also may apply where the investing entity (such as the Fund) is subject to corporate or regulatory ownership restrictions or invests in certain futures or other derivative transactions. In certain circumstances, aggregate and/or fund-level amounts invested or voted by BFA and its affiliates for their proprietary accounts and for client accounts (including the Fund) may not exceed the relevant limits without the grant of a license or other regulatory or corporate consent. In other cases, exceeding such thresholds may cause BFA and its affiliates, the Fund or other client accounts to suffer disadvantages or business restrictions.
Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The Fund discloses its portfolio holdings daily at www.iShares.com. Fund fact sheets providing information regarding the Fund's top holdings are posted on www.iShares.com when available and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Fund. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, and litigation expenses and any extraordinary expenses (as determined by a majority of the Trustees who are not “interested persons” of the Trust). Operating expenses paid by BFA under the Investment Advisory Agreement exclude Acquired Fund Fees and Expenses, if any.
For the fiscal year ended February 29, 2024, BFA was paid a management fee from the Fund, as a percentage of the Fund’s average daily net assets, net of any applicable waivers, at the annual rate of 0.03%.
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BFA has contractually agreed to waive a portion of its management fees in an amount equal to the Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other registered investment companies advised by BFA, or its affiliates, through June 30, 2026. The contractual waiver may be terminated prior to June 30, 2026 only upon written agreement of the Trust and BFA. In addition, BFA may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”). As of March 31, 2024, BFA and its affiliates provided investment advisory services for assets of approximately $10.5 trillion. BFA and its affiliates trade and invest for their own accounts in the actual securities and types of securities in which the Fund may also invest, which may affect the price of such securities.
A discussion regarding the basis for the approval by the Trust's Board of Trustees (the “Board”) of the Investment Advisory Agreement with BFA is available in the Fund's Semi-Annual Report for the period ended August 31.
Portfolio Managers. James Mauro and Karen Uyehara are primarily responsible for the day-to-day management of the Fund. The Portfolio Managers are responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their respective portfolio management teams to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of their respective portfolio management teams who have more limited responsibilities.
James Mauro has been employed by BFA or its affiliates as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since 2011.
Karen Uyehara has been employed by BFA or its affiliates as a senior portfolio manager since 2010. Prior to that, Ms. Uyehara was a portfolio manager at Western Asset Management Company (WAMCO). Ms. Uyehara has been a Portfolio Manager of the Fund since 2021.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company is the administrator, custodian and transfer agent for the Fund. JPMorgan Chase Bank, N.A. serves as custodian for the Fund in connection with certain securities lending activities.
Conflicts of Interest. The investment activities of BFA and its affiliates (including BlackRock and its subsidiaries (collectively, the “Affiliates”)), and their respective directors, officers or employees, in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and its Affiliates provide investment management services to other funds and discretionary managed accounts that may
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follow investment programs similar to that of the Fund. BFA and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more Affiliates act, or may act, as an investor, research provider, investment manager, commodity pool operator, commodity trading advisor, financier, underwriter, adviser, trader, lender, index provider, agent and/or principal, and have other direct and indirect interests in securities, currencies, commodities, derivatives and other instruments in which the Fund may directly or indirectly invest. The Fund may invest in securities of, or engage in other transactions with, companies with which an Affiliate has significant debt or equity investments or other interests. The Fund may also invest in issuances (such as structured notes) by entities for which an Affiliate provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. The Fund also may invest in securities of, or engage in other transactions with, companies for which an Affiliate provides or may in the future provide research coverage. An Affiliate may have business relationships with, and purchase or distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund. This may include transactions in securities issued by other open-end and closed-end investment companies (which may include investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”)). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate having positions in certain securities that are senior or junior to, or have interests different from or adverse to, the securities that are owned by the Fund.
Neither BlackRock nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. The results of the Fund's investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by BlackRock or an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
In addition, the Fund may, from time to time, enter into transactions in which BFA or an Affiliate or its or their directors, officers, employees or clients have an adverse interest. Furthermore, transactions undertaken by clients advised or managed by BFA or its Affiliates may adversely impact the Fund. Transactions by one or more clients or by BFA or its Affiliates or their directors, officers or employees may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
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The Fund's activities may be limited because of regulatory restrictions applicable to BFA or one or more Affiliates and/or their internal policies designed to comply with such restrictions.
Under a securities lending program approved by the Board, the Fund has retained BTC, an Affiliate of BFA, to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the securities lending agent will receive a fee from the Fund based on the returns earned on the Fund’s lending activities, including investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
Under an ETF Services Agreement, the Fund has retained BlackRock Investments, LLC (the “Distributor” or “BRIL”), an Affiliate of BFA, to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units of the Fund (“ETF Services”). BRIL will retain a portion of the standard transaction fee received from Authorized Participants on each creation or redemption order from the Authorized Participant for the ETF Services provided. BlackRock collaborated with, and received payment from, Citibank, N.A. (“Citibank”) on the design and development of the ETF Services platform. Citibank may have, or from time to time may develop, additional relationships with BlackRock or funds managed by BFA and its affiliates.
It is also possible that, from time to time, BlackRock and/or its advisory clients (including other funds and separately managed accounts) may, subject to compliance with applicable law, purchase and hold shares of the Fund. The price, availability, liquidity, and (in some cases) expense ratio of the Fund may be impacted by purchases and sales of the Fund by BlackRock and/or its advisory clients.
The activities of BFA and its Affiliates and their respective directors, officers or employees may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Trust does not impose any minimum investment
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for shares of the Fund purchased on an exchange or otherwise in the secondary market. The Fund's shares trade under the ticker symbol “AGG.”
Buying or selling Fund shares on an exchange or other secondary market involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you may incur a brokerage commission and other charges. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The Fund's spread may also be impacted by the liquidity or illiquidity of the underlying securities held by the Fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities.
The Fund does not impose restrictions on the frequency of purchases and redemptions of Fund shares directly with the Fund. The Board determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of Fund shares because the Fund generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. However, the Fund has taken certain measures (e.g., imposing transaction fees on purchases and redemptions of Creation Units and reserving the right to reject purchases of Creation Units under certain circumstances) to minimize the potential consequences of frequent cash purchases and redemptions by Authorized Participants, such as increased tracking error, disruption of portfolio management, dilution to the Fund, and/or increased transaction costs. Further, the vast majority of trading in Fund shares occurs on the secondary market, which does not involve the Fund directly, and such trading is unlikely to cause many of the harmful effects of frequent cash purchases or redemptions of Fund shares.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.
Section 12(d)(1) of the 1940 Act generally restricts investments by investment companies, including foreign and unregistered investment companies, in the securities of other investment companies. For example, a registered investment company (the “Acquired Fund”), such as the Fund, may not knowingly sell or otherwise dispose of any security issued by the Acquired Fund to any investment company (the “Acquiring Fund”) or any company or companies controlled by the Acquiring Fund if, immediately after such sale or disposition: (i) more than 3% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and any company or companies controlled by the Acquiring Fund, or (ii) more than 10% of the total outstanding voting
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stock of the Acquired Fund is owned by the Acquiring Fund and other investment companies and companies controlled by them. However, registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) in reliance on Rule 12d1-4 under the 1940 Act, the registered investment company must, among other things, enter into an agreement with the Trust. Foreign investment companies are permitted to invest in the Fund only up to the limits set forth in Section 12(d)(1), subject to any applicable SEC no-action relief.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of, and holds legal title to, all outstanding shares of the Fund.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as the supply of and demand for ETF shares and underlying securities held by the Fund, economic conditions and other factors.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the close of regular trading hours of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund is determined pursuant to BFA’s valuation policies and procedures. BFA has been designated by the Board as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act.
The Fund values fixed-income portfolio securities using last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Fund's approved independent third-party pricing services, each in accordance with BFA's valuation policies and procedures. Pricing services may use
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matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller odd lot sizes. Odd lots often trade at lower prices than institutional round lots. An amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless BFA determines in good faith that such method does not represent fair value.
Generally, trading in non-U.S. securities and money market instruments is substantially completed each day at various times prior to the close of regular trading hours of the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, BFA will fair value the Fund’s investments in accordance with its policies and procedures. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of trading or other reasons, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, when there is a significant event subsequent to the most recent market quotation, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available. A “significant event” is deemed to occur if BFA determines, in its reasonable business judgment prior to or at the time of pricing the Fund’s assets or liabilities, that the event is likely to cause a material change to the last exchange closing price or closing market price of one or more assets held by, or liabilities of, the Fund.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
Dividends and Distributions.
General Policies. Dividends from net investment income, if any, generally are declared and paid at least once a year by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
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Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Note on Tax Information. The following sections summarize some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Certain states and localities may exempt from tax distributions attributable to interest from U.S. federal government obligations. Consult your personal tax advisor about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, in which case your distributions generally will be taxable when withdrawn, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Long-term capital gains are eligible for taxation at a maximum rate of 15% or 20% for non-corporate shareholders, depending on whether their income exceeds certain threshold amounts. Distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married and filing jointly) and of estates and trusts. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
You may lose the ability to use foreign tax credits passed through by the Fund if your Fund shares are loaned out pursuant to a securities lending agreement.
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If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
Dividends, interest and capital gains earned by the Fund with respect to securities issued by non-U.S. issuers may give rise to withholding, capital gains and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the total assets of the Fund at the close of a year consists of non-U.S. stocks or securities (generally, for this purpose, depositary receipts, no matter where traded, of non-U.S. companies are treated as “non-U.S.”), generally the Fund may “pass through” to you certain non-U.S. income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.
For purposes of foreign tax credits for U.S. shareholders of the Fund, foreign capital gains taxes may not produce associated foreign source income, limiting the availability of such credits for U.S. persons.
If you are neither a resident nor a citizen of the U.S. or if you are a non-U.S. entity (other than a pass-through entity to the extent owned by U.S. persons), the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.
Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other
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information concerning their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership, unless certain exceptions apply.
If you are a resident or a citizen of the U.S., by law, backup withholding at a 24% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes When Shares Are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. Each “creator” or authorized participant (an “Authorized Participant”) has entered into an agreement with the Fund's Distributor, an affiliate of BFA. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units.
A creation transaction, which is subject to acceptance by the Distributor and the Fund, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities, assets or other positions (a “creation basket”), and an amount of cash (including any cash representing the value of substituted securities, assets or other positions), if any, which together approximate the holdings of the Fund in exchange for a specified number of Creation Units. Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities, assets or other positions (a “redemption basket”) held by the Fund and an amount of cash (including any portion of such securities for which cash may be substituted). The Fund generally offers Creation Units partially for cash, but may, in certain circumstances, offer Creation Units solely for cash or solely in-kind. Except when aggregated in Creation Units, shares are not redeemable by the Fund. Creation and redemption baskets may differ and the Fund will accept “custom baskets.” More information regarding custom baskets is contained in the Fund's SAI.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
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Only an Authorized Participant may create or redeem Creation Units with the Fund. Authorized Participants may create or redeem Creation Units for their own accounts or for customers, including, without limitation, affiliates of the Fund.
In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined in Rule 144A under the 1933 Act, will not be able to receive restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant that has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder
27

documents, or if you are currently enrolled in householding and wish to change your householding status.
Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 50 Hudson Yards, New York, NY 10001.
BFA or its affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, data provision services, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments or other financial incentives it is eligible to receive. Therefore, such payments or other financial incentives offered or made to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its affiliates.
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Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)

	iShares Core U.S. Aggregate Bond ETF
	Year Ended 02/29/24	Year Ended 02/28/23	Year Ended 02/28/22	Year Ended 02/28/21	Year Ended 02/29/20
Net asset value, beginning of year	$97.33	$110.34	$115.40	$116.32	$107.07
Net investment income(a)	3.23	2.50	1.99	2.38	3.02
Net realized and unrealized gain (loss)(b)	(0.05)	(13.11)	(5.06)	(0.82)	9.24
Net increase (decrease) from investment operations	3.18	(10.61)	(3.07)	1.56	12.26
Distributions from net investment income(c)	(3.16)	(2.40)	(1.99)	(2.48)	(3.01)
Net asset value, end of year	$97.35	$97.33	$110.34	$115.40	$116.32
Total Return(d)
Based on net asset value	3.32%	(9.67)%(e)	(2.68)%	1.31%	11.61%
Ratios to Average Net Assets(f)
Total expenses	0.03%	0.03%	0.04%	0.04%	0.05%
Total expenses after fees waived	0.03%	0.03%	0.03%	0.03%	0.05%
Net investment income	3.33%	2.48%	1.74%	2.03%	2.70%
Supplemental Data
Net assets, end of year (000)	$101,640,908	$85,719,356	$87,922,461	$85,958,288	$76,413,081
Portfolio turnover rate(g)(h)	89%	104%	163%	179%	108%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g) Portfolio turnover rate excludes in-kind transactions, if any.
(h) Includes mortgage dollar roll transactions (“MDRs”).
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Index Provider
The Underlying Index is maintained by Bloomberg. Bloomberg is not affiliated with the Trust, BFA, the Distributor or any of their respective affiliates.
BFA or its affiliates have entered into a license agreement with the Index Provider to use the Underlying Index. BFA, or its affiliates, sublicenses rights in the Underlying Index to the Trust at no charge.
Disclaimers
“Bloomberg®” and the Underlying Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”), and have been licensed for use for certain purposes by BFA.
The Fund is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly. The only relationship of Bloomberg to BFA is the licensing of certain trademarks, trade names and service marks and of the Underlying Index, which is determined, composed and calculated by BISL without regard to BFA or the Fund. Bloomberg has no obligation to take the needs of BFA or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to the Fund’s customers, in connection with the administration, marketing or trading of the Fund.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY BFA, OWNERS OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE FUND OR UNDERLYING INDEX OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING
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FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
The past performance of the Underlying Index is not a guide to future performance. BFA and its affiliates do not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA and its affiliates shall have no liability for any errors, omissions or interruptions therein. BFA and its affiliates make no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA or its affiliates have any liability for any special, punitive, direct, indirect, consequential or any other damages (including lost profits), even if notified of the possibility of such damages.
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Want to know more?
iShares.com  | 1-800-474-2737
Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at www.iShares.com. Copies of the Prospectus, SAI, shareholder reports and other information, as applicable and when available, can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is, or will be, available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual Report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 1 University Square Drive, Princeton, NJ 08540
Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
©2024 BlackRock, Inc. All rights reserved. iSHARES® and BLACKROCK®are registered trademarks of BFA and its affiliates. All other marks are the property of their respective owners.
Investment Company Act File No.: 811-09729
IS-P-AGG-0624

June 28, 2024

2024 Prospectus
iShares Trust
• iShares ESG Advanced Investment Grade Corporate Bond ETF | ELQD | NYSE ARCA

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

iBoxx MSCI ESG Advanced USD Liquid Investment Grade Index” is the exclusive property of MSCI ESG Research LLC (“MSCI ESG Research”), Markit Group Limited and Markit Indices Limited (and their licensors). Markit®, iBoxx® and MSCI ESG Research are registered trademarks of Markit Group Limited, Markit Indices Limited, MSCI ESG Research or their affiliates, and have been licensed for use for certain purposes by BlackRock Fund Advisors or its affiliates. iShares® and BlackRock® are registered trademarks of BlackRock Fund Advisors and its affiliates.
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iSHARES® ESG ADVANCED INVESTMENT GRADE CORPORATE BOND ETF
Ticker: ELQDStock Exchange: NYSE Arca
Investment Objective
The iShares ESG Advanced Investment Grade Corporate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment grade corporate bonds that applies extensive climate-based screens and other extensive screens for involvement in controversial activities, and reflects the performance of issuers with a favorable environmental, social and governance rating as identified by the index provider.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except: (i) the management fees, (ii) interest expenses, (iii) taxes, (iv) expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, (v) distribution fees or expenses, and (vi) litigation expenses and any extraordinary expenses.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)[1]
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[2]	Total Annual Fund Operating Expenses
0.18%	None	0.00%	0.18%

1
Operating expenses paid by BFA under the Investment Advisory Agreement exclude acquired fund fees and expenses, if any.
2
The amount rounded to 0.00%.
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Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$18	$58	$101	$230
Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 29% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to track the investment results of the iBoxx MSCI ESG Advanced USD Liquid Investment Grade Index (the “Underlying Index”), developed by Markit Indices Limited (the “Index Provider” or “Markit”) with environmental, social and governance (“ESG”) rating inputs from MSCI ESG Research LLC (“MSCI ESG Research”). The Underlying Index is designed to apply climate-based and values-based screens to the Markit iBoxx USD Liquid Investment Grade Index (the “Parent Index”), and also is designed to select issuers with average or above ESG ratings relative to their sector peers, as identified by MSCI ESG Research. The Underlying Index is a modified market value weighted index with a cap on each issuer of 3% of the Underlying Index at each monthly rebalancing.
The Parent Index is designed to reflect the performance of U.S. dollar denominated investment grade corporate bonds that: (i) are issued by companies domiciled in countries classified as developed markets by Markit; (ii) have an average rating of investment grade (ratings from Fitch Ratings, Inc., Moody’s Investors Service, Inc. or Standard & Poor’s® Global Ratings, a subsidiary of S&P Global (“S&P Global Ratings”) are considered; if more than one agency provides a rating, the average rating is attached to the bond); (iii) have at least $750 million of outstanding face value for the specific bond issue; (iv) are from issuers with at least $2 billion outstanding face value of all of the issuer's bonds eligible for inclusion in the Parent Index; and (v) have at least three years to maturity at rebalance (three years and six months to maturity for new index insertions).
To construct the Underlying Index, Markit begins with the Parent Index and then applies a series of climate-based and values-based screens. The climate-based screens remove issuers with an industry tie to fossil fuels (e.g., thermal
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coal, oil, and gas) including reserve ownership, related revenues and power generation (as determined by MSCI ESG Research); issuers classified by IHS Markit in the Oil and Gas Market Sector; and issuers with low MSCI Environmental controversies scores (in this instance, below two (2)). The values-based screens remove controversial business activities (as determined by MSCI ESG Research) including adult entertainment, alcohol, civilian firearms, controversial weapons, conventional weapons, for-profit prisons, gambling, genetically modified organisms, nuclear power, nuclear weapons, palm oil, predatory lending, and tobacco based on revenue or percentage of revenue thresholds for certain categories (e.g., $500 million or 50%) and categorical exclusions for others (e.g., nuclear weapons). The values-based screens also remove issuers violating the United Nations Global Compact. Additionally, the Index Provider removes issuers with a MSCI ESG rating below BBB and issuers with a low MSCI ESG controversies score (in this instance, below one (1)).
To determine if companies are involved in ESG controversies, MSCI ESG Research assesses the possible negative environmental, social, and/or governance impact of a company’s operations or products on a scale from 0 to 10, with 0 being the most severe controversy rating. To determine if companies are involved in environmental controversies, MSCI ESG Research assesses the possible impact of a company’s operations or products in environmental issues such as energy and climate change, land use and biodiversity, toxic emissions and waste, water stress and operational waste. The impact is rated on a scale from 0 to 10, with 0 being the most severe controversy rating. To determine ESG ratings, MSCI ESG Research rates the ESG characteristics of securities on a scale of “CCC” (lowest) to “AAA” (highest). MSCI ESG Research evaluates a company’s risks and opportunities using a sector specific ESG Key Issues (“Key Issues”) (e.g., carbon emissions) selection and weighting model. Each company is scored on a scale of 0 to 10, with 10 being the highest, for each Key Issue before being provided an ESG rating based on average Key Issue score.
The Underlying Index is rebalanced on a monthly basis, on the last business day of each month. As of February 29, 2024, a significant portion of the Underlying Index is represented by securities of companies in the financials and healthcare industries or sectors. The components of the Underlying Index are likely to change over time. As of February 29, 2024, the Underlying Index was comprised of 1,793 components.
BFA uses an indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.
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BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of an applicable underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market value and industry weightings), fundamental characteristics (such as return variability, duration (i.e., a security's price sensitivity to a change in interest rates), maturity or credit ratings and yield) and liquidity measures similar to those of an applicable underlying index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund will invest at least 80% of its assets in the component securities of the Underlying Index, and the Fund will invest at least 90% of its assets in fixed income securities of the types included in the Underlying Index that BFA believes will help the Fund track the Underlying Index. The Fund will invest no more than 10% of its assets in futures, options, and swaps contracts that BFA believes will help the Fund track the Underlying Index as well as in fixed income securities other than the types included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. Cash and cash equivalent investments associated with a derivative position will be treated as part of that position for the purposes of calculating the percentage of investments included in the Underlying Index. The Fund seeks to track the investment results of the Underlying Index before fees and expenses of the Fund.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of any collateral received).
The Underlying Index is sponsored by Markit, MSCI ESG Research, or their affiliates, which are independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective. Certain key risks are prioritized below (with others following in alphabetical order), but the relative significance of any risk is difficult to predict and may
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change over time. You should review each risk factor carefully.
Credit Risk. Debt issuers and other counterparties may be unable or unwilling to make timely interest and/or principal payments when due or otherwise honor their obligations. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also adversely affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on an issuer's or counterparty's financial condition and on the terms of an obligation.
Interest Rate Risk. Interest rate risk refers to fluctuations in the value of a fixed-income security due to changes in the general level of interest rates. An increase in interest rates generally will cause the value of fixed-income securities to decline. Securities with longer maturities generally are more sensitive to interest rate changes and subject to greater fluctuations in value. Changes in interest rates may have unpredictable effects on fixed-income markets and result in heightened market volatility and lower liquidity for certain instruments, all of which may adversely affect the Fund’s performance. Interest rate changes can be sudden and unpredictable and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for fixed-income securities.
ESG Risk. To the extent that the Underlying Index uses criteria related to the ESG characteristics of issuers, this may limit the types and number of investment opportunities available to the Fund and, as a result, the Fund may underperform other funds whose underlying index does not use ESG criteria. The Underlying Index’s use of ESG criteria may result in the Fund investing in, or allocating greater weight to, securities or market sectors that underperform the market as a whole or underperform other funds that use ESG criteria. In addition, the use of representative sampling may result in divergence of the Fund’s overall ESG characteristics or ESG risk from those of the Underlying Index. The Index Provider may evaluate security-level ESG data and, if applicable, ESG objectives or constraints that are relevant to the Underlying Index only at index reviews or rebalances. Securities included in the Underlying Index may cease to meet the relevant ESG criteria but may nevertheless remain in the Underlying Index and the Fund until the next review or rebalance by the Index Provider. As a result, certain securities in the Underlying Index, or the Underlying Index as a whole, may not meet the relevant ESG objectives or constraints at all times.
Income Risk. The Fund's income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, pandemics or other public health issues, recessions, the prospect or occurrence of a sovereign default or other financial crisis, or other events
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could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.
Index-Related Risk. The Index Provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor BFA can offer assurances that the Index Provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the Index Provider may not identify or correct them promptly or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider and could cause the Index Provider to postpone a scheduled rebalance. This could cause the Underlying Index to vary from its normal or expected composition.
Asset Class Risk. The securities and other assets in the Underlying Index or in the Fund’s portfolio may underperform in comparison to financial markets generally, a particular financial market, another index, or other asset classes.
Assets Under Management (AUM) Risk. From time to time, an Authorized Participant (as defined below in Authorized Participant Concentration Risk), a third-party investor, the Fund’s adviser, an affiliate of the Fund’s adviser, or another fund may invest in the Fund and hold its investment for a specific period of time to allow the Fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the Fund would be maintained at such levels, which could negatively impact the Fund.
Authorized Participant Concentration Risk. An “Authorized Participant” is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows the Authorized Participant to place orders for the purchase and redemption of creation units (“Creation Units”). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. There are a limited number of institutions that may act as Authorized Participants for the Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in creation or redemption transactions. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for the Fund and no other Authorized Participant places orders, Fund shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund's income, or in securities with greater risks or with other less favorable features.
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Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities or other assets of one or more issuers, countries or other geographic units, markets, industries, project types, or asset classes.
Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund, its adviser, distributor, Index Provider, other service providers, counterparties, or issuers of assets in which the Fund invests may cause disruptions that negatively impact the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. The Fund cannot control the cybersecurity plans and systems of its service providers, counterparties, and other third parties whose activities affect the Fund.
Financials Sector Risk. The performance of companies in the financials sector may be adversely impacted by many factors, including, among others, changes in government regulations, economic conditions, and interest rates, credit rating downgrades, adverse public perception, exposure concentration and decreased liquidity in credit markets. The impact of changes in regulation of any individual financial company, or of the financials sector as a whole, cannot be predicted. Cybersecurity incidents and technology malfunctions and failures have become increasingly frequent and have caused significant losses to companies in this sector, which may negatively impact the Fund.
Geographic Risk. A natural disaster could occur in a geographic region in which the Fund invests, which could adversely affect the economy or the business operations of companies in the specific geographic region, causing an adverse impact on the Fund's investments in, or which are exposed to, the affected region.
Healthcare Sector Risk. The profitability of companies in the healthcare sector may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services, an increased emphasis on outpatient services, demand for medical products and services and product liability claims, among other factors. Many healthcare companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.
Issuer Risk. The performance of the Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value of securities or other assets may decline, or perform differently from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.
Management Risk. The Fund is not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions,
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including declining markets. As the Fund will not fully replicate the Underlying Index and may hold securities or other assets not included in the Underlying Index, it is subject to the risk that the investment strategy of BFA may not produce the intended results. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares (including through a trading halt), losses from trading in secondary markets, periods of high volatility, and disruptions in the process of creating and redeeming Fund shares. Any of these factors, among others, may lead to the Fund’s shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund shares.
Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that, compared with funds that are classified as “diversified,” the Fund may invest a greater percentage of its assets in securities or other instruments representing a small number of issuers or counterparties and thus may be more susceptible to the risks associated with these particular issuers or counterparties. As a result, the Fund's performance may depend to a greater extent on the performance of a small number of issuers or counterparties, which may lead to more volatility in the Fund’s NAV.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Risk of Investing in the U.S. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Security Risk. Some countries and regions in which the Fund invests have experienced security concerns, such as war, terrorism and strained international relations. Incidents involving a country's
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or region's security may cause uncertainty in its markets and may adversely affect its economy and the Fund's investments.
Small Fund Risk. When the Fund’s size is small, the Fund may experience low trading volume and wide bid/ask spreads. In addition, the Fund may face the risk of being delisted if it does not meet certain requirements set by the listing exchange. Any resulting liquidation of the Fund could lead to elevated transaction costs for the Fund and negative tax consequences for its shareholders.
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund's valuation of a security at the time of calculation of the Fund's NAV), transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX EXCHANGE-TRADED FUNDS (“ETFs”).
Valuation Risk. The price that the Fund could receive upon the sale (or other disposition) of a security or other asset may differ from the Fund’s valuation of the security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology. The price received by the Fund also may differ from the value used by the Underlying Index. In addition, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when investors are not able to purchase or sell Fund shares. Authorized Participants that create or redeem Fund shares on days when the Fund is holding fair-valued securities or other assets may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the securities or other assets not been fair valued or been valued using a different methodology. The ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
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Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns for 1 year and since inception compare with the Underlying Index. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Calendar Year-by-Year Returns1

1
The Fund’s year-to-date return as of March 31, 2024 was -0.76%.
The best calendar quarter return during the period shown above was 9.78% in the 4th quarter of 2023; the worst was -8.26% in the 1st quarter of 2022.
Updated performance information, including the Fund’s current NAV, may be obtained by visiting our website at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).
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Average Annual Total Returns
(for the periods ended December 31, 2023)
	One Year	Since Fund Inception
(Inception Date: 11/8/2021)
Return Before Taxes	8.99%	-5.33%
Return After Taxes on Distributions[1]	7.31%	-6.58%
Return After Taxes on Distributions and Sale of Fund Shares[1]	5.27%	-4.56%
iBoxx MSCI ESG Advanced USD Liquid Investment Grade Index (Index returns do not reflect deductions for fees, expenses, or taxes)	9.34%	-5.12%

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After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.
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Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro and Karen Uyehara (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Ms. Uyehara have been Portfolio Managers of the Fund since 2021.
Purchase and Sale of Fund Shares
The Fund is an ETF. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA, in which case, your distributions generally will be taxed when withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.
ETFs are funds that trade like other publicly traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents an ownership interest in an underlying portfolio of securities and other instruments intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants and only in aggregations of a specified number of shares (“Creation Units”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
An index is a financial calculation, based on a grouping of financial instruments, and is not an investment product, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary for a number of reasons, including transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from the Fund's use of representative sampling or from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index. From time to time, the Index Provider may make changes to the methodology or other adjustments to the Underlying Index. Unless otherwise determined by BFA, any such change or adjustment will be reflected in the calculation of the Underlying Index performance on a going-forward basis after the effective date of such change or adjustment. Therefore, the Underlying Index performance shown for periods prior to the effective date of any such change or adjustment will generally not be recalculated or restated to reflect such change or adjustment.
Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
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An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
The Fund's investment objective and the Underlying Index may be changed without shareholder approval.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments. The order of the below risk factors does not indicate the significance of any particular risk factor. The Fund discloses its portfolio holdings daily at www.iShares.com.
Asset Class Risk. The securities and other assets in the Fund’s portfolio or its Underlying Index may underperform in comparison to other indexes that track, or assets that represent, other countries or geographic units, industries, markets, market segments, or asset classes. Various types of securities, other assets and indexes may experience cycles of outperformance and underperformance in comparison to financial markets generally. This divergence may be due to a number of factors including, among other things, inflation, interest rates, productivity, global demand for local products or resources, and regulation and governmental controls. This may cause the Fund to underperform other investment vehicles that invest in different asset classes.
Assets Under Management (AUM) Risk. From time to time, an Authorized Participant, a third-party investor, the Fund’s adviser, an affiliate of the Fund’s adviser, or another fund may invest in the Fund and hold its investment for a specific period of time to allow the Fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the Fund would be maintained at such levels, which could negatively impact the Fund.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. There are a limited number of institutions that may act as Authorized Participants for the Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in creation or redemption transactions. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for the Fund and no other Authorized Participant places orders, Fund shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for a Fund that invests in securities issued by non-U.S. issuers or instruments with lower trading volume. Such assets often entail greater settlement and operational complexity and higher capital costs for Authorized Participants, which may limit the number of Authorized Participants that engage with the Fund.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower yields, which would result in a
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decline in the Fund’s income, or in securities with greater risks or with other less favorable features.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities or other assets of one or more issuers, countries or other geographic units, markets, industries, project types, or asset classes. A Fund with investment concentration may be more adversely affected by the underperformance of those assets, may experience greater price volatility and may be more susceptible to adverse economic, market, political or regulatory impacts on those assets compared to a fund that does not concentrate its investments.
Credit Risk. Credit risk is the risk that the issuer or guarantor of a debt instrument or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments when due or otherwise honor its obligations. There are varying degrees of credit risk, depending on an issuer’s or counterparty’s financial condition and on the terms of an obligation, which may be reflected in the issuer’s or counterparty’s credit rating. There is the chance that the Fund’s portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), or that the market’s perception of an issuer’s creditworthiness may worsen, potentially reducing the Fund’s income level or share price.
Cybersecurity Risk. The Fund and entities that interact with the Fund are susceptible to operational, information security and related cybersecurity risks, both directly and through their service providers. These entities include, but are not limited to, the Fund’s adviser, distributor, other service providers (e.g., index and benchmark providers, accountants, custodians, transfer agents and administrators), counterparties, market makers, Authorized Participants, listing exchanges, other financial market operators, and governmental authorities. Cybersecurity risks are also present for issuers of securities or other assets in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such issuers to lose value. Cyber incidents can result from deliberate attacks or unintentional events. They include, but are not limited to, gaining unauthorized access to systems, misappropriating assets or sensitive information, corrupting or destroying data, and causing operational disruption. Geopolitical tensions may increase the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing.
Cybersecurity incidents may cause disruptions and impact business operations and may result in any of the following: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and other legal and compliance expenses. In addition, cyber incidents may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the
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Fund’s functioning inaccessible, inaccurate or incomplete. The Fund may incur substantial costs in order to resolve or prevent cyber incidents.
The Fund has established business continuity plans in the event of, and risk management systems to prevent, cyber incidents. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, that prevention and remediation efforts will not be successful or that cyber incidents will go undetected. Furthermore, the Fund cannot control the cybersecurity plans and systems of its service providers, counterparties, and other third parties whose activities affect the Fund. The Fund and its shareholders could be negatively impacted as a result.
ESG Risk. To the extent that the Fund’s Underlying Index uses criteria related to the ESG characteristics of issuers, this may limit the types and number of investment opportunities available to the Fund and, as a result, the Fund may underperform other funds whose underlying index does not use ESG criteria. The Underlying Index’s use of ESG criteria may result in the Fund investing in, or allocating greater weight to, securities or market sectors that underperform the market as a whole or underperform other funds that use ESG criteria. In addition, the use of representative sampling may result in divergence of the Fund's overall ESG characteristics or ESG risk from those of the Underlying Index.
The Index Provider to such Underlying Index evaluates securities for inclusion and/or weighting in the Underlying Index based on ESG criteria and data provided by the Index Provider or third parties. The Index Provider’s evaluation of securities’ ESG characteristics depends on these criteria and data, which may vary by index provider, and no assurance can be given that they will be complete, accurate or current. In addition, the Index Provider may evaluate security-level ESG data (including ratings) and, if applicable, ESG objectives or constraints that are relevant to the Underlying Index only at index reviews or rebalances. Securities included in the Underlying Index may cease to meet the relevant ESG criteria but may nevertheless remain in the Underlying Index and in the Fund using the Underlying Index until the next review or rebalance by the Index Provider. As a result, certain securities in the Underlying Index, or the Underlying Index as a whole, may not meet the relevant ESG objectives or constraints at all times. If the ESG assessment of a security in the Underlying Index or the Fund changes, neither the Fund nor BFA accepts any liability in relation to such change. BFA does not monitor securities in the Underlying Index with respect to ESG objectives or constraints applied by the Index Provider and is not responsible for changes to the ESG assessment of a security in the Underlying Index between rebalances. In addition, BFA does not assess the validity of the Index Provider’s evaluation of the ESG characteristics of securities or the criteria and data used in such evaluation.
The impacts of risks related to ESG investing are likely to change over time, and new ESG risks may be identified as further data and information regarding ESG factors and impacts become available. In addition, methodologies for ESG investing continue to develop, and the ESG methodology applied by the Index Provider may change over time.
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Financials Sector Risk. Companies in the financials sector are subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge, the amount of capital and liquid assets they must maintain and, potentially, their size. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by such regulation. Increased risk taking by financial companies may also result in greater overall risk in the U.S. and global financials sector. The impact of changes in capital requirements, or recent or future regulation in various countries, on any individual financial company or on the financials sector as a whole cannot be predicted.
Certain risks may impact the value of investments in the financials sector more severely than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financials sector are exposed directly to the credit risk of their borrowers and counterparties, who may be leveraged to an unknown degree, including through swaps and other derivatives products. Financial services companies may have significant exposure to the same borrowers and counterparties, with the result that a borrower’s or counterparty’s inability to meet its obligations to one company may affect other companies with exposure to the same borrower or counterparty. This interconnectedness of risk may result in significant negative impacts to companies with direct exposure to the defaulting counterparty as well as adverse cascading effects in the markets and the financials sector generally. Companies in the financials sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades, adverse public perception and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. The financials sector is particularly sensitive to fluctuations in interest rates. The financials sector is also a target for cyberattacks. Cybersecurity incidents and technology malfunctions and failures have become increasingly frequent and have caused significant losses to companies in this sector, which may negatively impact the Fund. The extent to which the Fund may invest in a company that engages in securities-related activities or banking is limited by applicable law.
Geographic Risk. Some of the companies in which the Fund invests are located in parts of the world that have historically been prone to natural disasters, such as earthquakes, tornadoes, volcanic eruptions, droughts, floods, hurricanes or tsunamis, and are economically sensitive to environmental events. Any such event may adversely impact the economies of these geographic areas or business operations of companies in these geographic areas, causing an adverse impact on the value of the Fund.
Healthcare Sector Risk. The profitability of companies in the healthcare sector may be adversely affected by the following factors, among others: extensive government regulations, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, changes in the demand for medical products and services, a limited number of products, industry innovation, changes in technologies and other
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market developments. Many healthcare companies are heavily dependent on patent protection. The expiration of a company’s patents may adversely affect that company’s profitability. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. The U.S. Inflation Reduction Act of 2022 allows for the negotiation of prescription drug prices on behalf of Medicare recipients, which may result in reduced prescription prices. This could reduce some healthcare companies’ overall profitability. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and such efforts ultimately may be unsuccessful. Companies in the healthcare sector may be thinly capitalized and may be susceptible to product obsolescence. In addition, a number of legislative proposals concerning healthcare have been considered by the U.S. Congress in recent years. It is unclear what proposals will ultimately be enacted, if any, and what effect they may have on companies in the healthcare sector.
Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds. The Index Provider’s substitution of bonds in the Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index’s stated maturity guidelines.
Index-Related Risk. The Fund seeks to achieve a return that corresponds generally to the price and yield performance, before fees and expenses, of its Underlying Index as published by the Index Provider. There is no assurance that the Index Provider or its agents will construct or calculate the Underlying Index accurately. While the Index Provider describes what the Underlying Index is designed to achieve, neither the Index Provider nor its agents provide any warranty or accept any liability regarding the quality, accuracy or completeness of the Underlying Index or its related data, and they do not guarantee that the Underlying Index will be in line with the Index Provider’s methodology. BFA also does not provide any warranty or guarantee against the Index Provider’s or any agent’s errors.
The Index Provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor BFA can offer assurances that the Index Provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the Index Provider may not identify or correct them promptly or at all, particularly for indexes that are less commonly used as benchmarks. In addition, there may be heightened risks associated with the adequacy and reliability of information about emerging markets constituents, as such markets may have less information available or less regulatory oversight. Errors related to the Underlying Index may negatively or positively impact the Fund and its shareholders. For example, if the Underlying Index contains incorrect constituents, the Fund will have exposure to such constituents and
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will be underexposed to the Underlying Index’s other constituents. Shareholders should understand that any gains from the Index Provider’s errors will be kept by the Fund and its shareholders and any losses or costs from such errors will be borne by the Fund and its shareholders.
Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider and could cause the Index Provider to postpone a scheduled rebalance to the Underlying Index. This could cause the Underlying Index to vary from its normal or expected composition. If a scheduled rebalance is postponed, index constituents that would otherwise be removed at the rebalance (due to, for example, changes in market capitalization or issuer credit ratings) may remain, causing the performance and constituents of the Underlying Index to vary from those expected under normal conditions. In addition, to the extent circumstances evolve between periodic index reviews and reconstitutions, the Underlying Index may include constituents that do not align with its objective or selection criteria, and the Fund tracking the Underlying Index may be similarly affected.
In addition to scheduled rebalances, the Index Provider or its agents may carry out ad hoc index rebalances due to reaching certain weighting constraints, unusual market conditions, corporate events, or corrections of errors. The Fund will in turn rebalance its portfolio to attempt to increase the correlation between the portfolio and the Underlying Index. The Fund and its shareholders will directly bear any transaction costs and market exposure from such portfolio rebalancing. Therefore, index-related errors and ad hoc rebalances may increase the Fund’s costs and tracking error.
Interest Rate Risk. Changes in interest rates may have unpredictable effects on fixed-income markets and result in heightened market volatility and lower liquidity for certain instruments, all of which may adversely affect the Fund’s performance. Interest rate changes can be sudden and unpredictable and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for fixed-income securities.
When interest rates rise, the value of fixed-income securities or other instruments sensitive to interest rates typically decreases. A measure that investors commonly use to determine this price sensitivity is called duration. Fixed-income securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. For example, if a bond has a duration of five years and interest rates rise, the price of the bond will likely decline by a greater percentage than for a bond with a one-year duration. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer duration, rising interest rates may cause the value of the Fund’s investments to decline significantly, which would adversely affect the value of the Fund. Changes in prevailing interest rates, particularly sudden and significant changes, may lead to fluctuations in the value of floating rate debt securities, as the rates for those securities typically reset only periodically. In addition, decreases in market-making capacity for fixed-income dealers may lead to lower trading volume, heightened volatility, wider bid-ask spreads and less transparent pricing in certain fixed-income markets.
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During periods of very low or negative interest rates, a Fund may be unable to maintain positive returns or pay dividends to shareholders. Under certain market conditions when interest rates are set at low levels and the market prices of portfolio securities have increased, a Fund may have a very low or even negative yield, which would cause the Fund to lose money in certain conditions and time periods.
Issuer Risk. The performance of a Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value of securities or other assets may decline, or perform differently from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.
Management Risk. The Fund is not actively managed and invests in securities or other assets included in, or representative of, its Underlying Index, regardless of their investment merits. The Fund may be affected by a general decline in market segments related to its Underlying Index, and BFA generally does not attempt to invest the Fund’s assets in defensive positions under any market conditions, including declining markets. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track its Underlying Index. Because BFA uses a representative sampling indexing strategy, the Fund will not fully replicate its Underlying Index and may hold securities or other assets not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment strategy, whose implementation is subject to a number of constraints, may not produce the intended results. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of its Underlying Index or that the Fund will achieve its investment objective.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a financial instrument or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the particular instrument or asset, or factors that affect one or more issuers, counterparties, exchanges, countries or other geographic units, markets, industries, or asset classes. Local, regional or global events such as war, acts of terrorism, pandemics or other public health issues, recessions, the prospect or occurrence of a sovereign default or other financial crisis, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV. Changes in market and economic conditions generally do not have the same impact on all types of instruments and assets.
Market Trading Risk. The Fund faces numerous market trading risks, any of which may lead to its shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to the NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund shares.
Absence of an Active Primary Market. Although Fund shares are listed for trading on one or more stock exchanges, there can be no assurance that an active primary trading market for Fund shares will develop or be maintained by market makers or Authorized Participants.
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Secondary Listing Risks. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. Fund shares also may be available to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for exchange listing or market trading. The Fund’s shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information that is available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to create or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts to NAV than might be experienced at times when the Fund accepts creation and redemption orders. Securities held by the Fund may be traded in markets that close at a different time than an exchange on which Fund shares are traded. Liquidity in those securities may be reduced after the applicable closing time. As a result, during the time when the exchange is open but after the applicable market closing, fixing or settlement time, there may be wider bid/ask spreads on the exchange and a greater premium or discount to NAV.
In stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, and an investor may be unable to sell their Fund shares.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or for other reasons. In times of extraordinary market volatility, Fund shares may be subject to trading halts pursuant to “circuit breaker” rules of a stock exchange or market. If there is a trading halt or unanticipated closure of an exchange or market, an investor may be unable to purchase or sell Fund shares. In addition, if trading in certain securities or financial instruments is restricted, this may disrupt the Fund’s creation/redemption process, affect the price at which Fund shares trade in the secondary market, and result in the Fund being unable to trade certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio or accurately price its portfolio holdings and may incur substantial trading losses.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short. In addition, trading activity in derivative products based on the Fund may lead to increased trading volume and volatility in the secondary market for the shares of the Fund.
Fund Shares May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market
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value of the Fund’s portfolio holdings. The trading price of the Fund’s shares fluctuates throughout trading hours based on both market supply of and demand for Fund shares and the underlying value of the Fund’s portfolio holdings or NAV. As a result, the trading prices of the Fund’s shares may deviate significantly from NAV during times of market volatility, significant redemption requests, or other unusual market conditions
However, because Fund shares can be created and redeemed in Creation Units at NAV, BFA believes that large discounts or premiums to the Fund’s NAV are not likely to be sustained over the long term (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs). While the creation/redemption feature is designed to make it more likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or other market participants, and during periods of significant market volatility, may result in trading prices for shares of the Fund that differ significantly from its NAV. Authorized Participants may be less willing to create or redeem the Fund’s shares if there is a lack of an active market for such shares or the Fund’s underlying investments, which may contribute to the Fund’s shares trading at a premium or discount to NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling Fund shares through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “spread,” which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The spread varies over time for Fund shares based on trading volume and market liquidity. It is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. Increased market volatility also may cause wider spreads. In addition, there may be regulatory and other charges that are incurred as a result of trading activity. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results, and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.
Non-Diversification Risk. A Fund that is classified as “non-diversified” may invest a greater percentage of its assets in securities or other instruments representing a small number of issuers or counterparties, compared with funds that are classified as “diversified.” A non-diversified Fund thus may be more susceptible to the risks associated with these particular issuers or counterparties. The gains and losses on such holdings may have a greater impact on a non-diversified Fund’s performance than they would on the performance of a diversified Fund, and a non-diversified Fund’s NAV may be more volatile.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties,
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failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Risk of Investing in the U.S. Investing in U.S. issuers involves legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. A decrease in imports or exports, changes in trade regulations, inflation, an economic recession, financial system stress, or political turmoil, among other risks, may have an adverse effect on the U.S. economy and the securities listed on U.S. exchanges. The U.S. is also subject to the risk of natural disasters, such as droughts, earthquakes, fires and floods. U.S. security risks include acts of terrorism, internal unrest and a deterioration in relations between the U.S. and certain countries. Any of these may adversely affect the U.S. economy, financial markets or issuers.
Governmental agencies project that the U.S. will maintain elevated public debt levels for the foreseeable future. Although elevated debt levels do not necessarily indicate or cause economic problems, the costs of servicing such debt may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. BlackRock Institutional Trust Company, N.A. (“BTC”), which is the securities lending agent for the iShares/BlackRock ETFs, will take into account the tax impact to Fund shareholders of substitute payments for dividends when managing the securities lending program.
Security Risk. Some geographic areas in which the Fund invests have experienced acts of terrorism and strained international relations due to territorial disputes, historical animosities, defense concerns and other security concerns. These situations may cause uncertainty in the markets of these geographic areas and may adversely affect their economies.
Small Fund Risk. When the Fund’s size is small, the Fund may experience low trading volume and wide bid/ask spreads. In addition, the Fund may face the risk of being delisted if it does not meet certain requirements set by the listing exchange. If the Fund were required to delist from the listing exchange, the Fund’s value may rapidly decline and its performance may be negatively impacted. Any resulting liquidation of the Fund could lead to elevated transaction costs for the Fund and negative tax consequences for its shareholders.
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error
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may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund's valuation of a security at the time of calculation of the Fund's NAV), transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX ETFs.
Valuation Risk. The price that the Fund could receive upon the sale (or other disposition) of a security or other asset may differ from the Fund’s valuation of the security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology. The price received by the Fund also may differ from the value used by the Underlying Index (if applicable). Because non-U.S. exchanges or markets may be open on days or during time periods when the Fund does not price its shares, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when investors are not able to purchase or sell Fund shares.
In addition, for purposes of calculating the Fund's NAV, the value of assets denominated in non-U.S. currencies (if any) is translated into U.S. dollars at the prevailing market rates. This translation may result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index. Authorized Participants that create or redeem Fund shares on days when the Fund is holding fair-valued securities or other assets may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the securities or other assets not been fair valued or been valued using a different methodology. The ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies. The order of the below risk factors does not indicate the significance of any particular risk factor.
Close-Out Risk for Qualified Financial Contracts. Regulations adopted by global prudential regulators require counterparties that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts.
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Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent a Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and also prohibit a Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit risk and other risks to a Fund.
Consumer Services Industry Risk. The success of firms in the consumer services industry and certain retailers (including food and beverage, general retailers, media, and travel and leisure companies) is tied closely to the performance of the domestic and international economies, interest rates, exchange rates and consumer confidence. The consumer services industry depends heavily on disposable household income and consumer spending. Companies in the consumer services industry may be subject to severe competition, which may also have an adverse impact on their profitability. Companies in the consumer services industry are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action. Changes in consumer demographics and preferences in the countries in which the issuers of securities held by the Fund are located and in the countries to which they export their products may affect the success of consumer products.
Currency Risk. Because the Fund’s NAV is determined on the basis of the U.S. dollar, investors may lose money if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar or if there are delays or limits on repatriation of foreign currency, even if the foreign currency value of the Fund’s holdings in that market increases. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the Fund’s NAV may change quickly and without warning. In addition, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies.
European Economic Risk. The Economic and Monetary Union (the “eurozone”) of the European Union (the “EU”) requires compliance by member states that are members of the eurozone with restrictions on inflation rates, deficits, interest rates and debt levels, as well as fiscal and monetary controls, each of which may significantly affect every country in Europe, including those countries that are not members of the eurozone. Additionally, European countries outside of the eurozone may present economic risks that are independent of the indirect effects that eurozone policies have on them. In particular, the United Kingdom's (the “U.K.”) economy may be affected by global economic, industrial and financial shifts. Changes in imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of eurozone countries), the default or threat of default by an EU member state on its sovereign debt and/or an economic recession in an EU member state may have a significant adverse effect on the economies of other EU member states and their trading partners. The European financial markets have historically experienced volatility and adverse trends due to concerns about economic downturns or government debt levels in several European countries, including, but not limited to, Austria, Belgium, Cyprus, France, Greece, Ireland, Italy, Portugal, Spain and Ukraine.
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These events have affected and may in the future adversely affect the exchange rate of the euro and may significantly affect European countries.
Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest, may limit future growth and economic recovery or may have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The U.K. left the EU (“Brexit”) on January 31, 2020. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets.
The national politics of countries in Europe have been unpredictable and subject to influence by disruptive political groups and ideologies, including, for example, secessionist movements. The governments of European countries may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe or war in the region could also impact financial markets. The impact of these events is not clear but could be significant and far-reaching and could adversely affect the value and liquidity of the Fund's investments.
Russian Invasion of Ukraine. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions, including declines in its stock markets and the value of the ruble against the U.S. dollar, are impossible to predict, but could be significant. Disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, import and export restrictions, tariffs or cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians, may impact Russia's economy, Russian issuers of securities in which the Fund invests, or the economies of Europe as a whole. Actual and threatened responses to Russian military action may also impact the markets for certain Russian commodities, such as oil and natural gas, as well as other sectors of the Russian economy, and are likely to have collateral impacts on such sectors across Europe and globally.
Illiquid Investments Risk. The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and any security or instrument held by the Fund may
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be deemed an illiquid investment pursuant to the Fund’s liquidity risk management program. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. An investment may be illiquid due to, among other things, the reduced number and capacity of traditional market participants to make a market in securities or instruments, the lack of an active market for such securities or instruments, capital controls, delays or limits on repatriation of local currency, or insolvency of local governments. To the extent that the Fund invests in securities or instruments with substantial market and/or credit risk, the Fund will tend to have increased exposure to the risks associated with illiquid investments. Illiquid investments may be harder to value, especially in changing markets. Although the Fund primarily seeks to redeem shares of the Fund on an in-kind basis, if the Fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the Fund may be greater than normal. Other market participants may be attempting to liquidate holdings at the same time as the Fund, causing increased supply of the Fund’s underlying investments in the market and contributing to illiquid investments risk and downward pricing pressure. In addition, if the Fund is limited in its ability to sell illiquid investments during periods when shareholders are redeeming their shares, the Fund will need to sell liquid securities to meet redemption requests and illiquid securities will become a larger portion of the Fund’s holdings. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund's NAV.
Large Shareholder and Large-Scale Redemption Risk. Certain shareholders of the Fund, including an Authorized Participant, a third-party investor, the Fund’s adviser, an affiliate of the Fund’s adviser, a market maker, or another entity, may from time to time own or manage a substantial amount of Fund shares or may hold their investment in the Fund for a limited period of time. These shareholders may also pledge or loan Fund shares (to secure financing or otherwise), which may result in the shares becoming concentrated in another party. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment or that the size of the Fund would be maintained. Redemptions of a large number of Fund shares may adversely affect the Fund’s liquidity and net assets. To the extent the Fund permits redemptions in cash, these redemptions may force the Fund to sell portfolio securities or other assets when it might not otherwise do so, which may negatively impact the Fund’s NAV, have a material effect on the market price of Fund shares, increase the Fund’s brokerage costs, accelerate the realization of taxable income and/or capital gains, and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such tax year. The Fund also may be required to sell its more liquid investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price.
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To the extent these large shareholders transact in Fund shares on the secondary market, such transactions may account for a large percentage of the trading volume for Fund shares and may, therefore, have a material upward or downward effect on the market price of the shares. In addition, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, diluting its investment returns.
National Closed Market Trading Risk. To the extent that securities or other assets held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between such asset’s current price and its last quoted price (i.e., the quote from the closed foreign market to the Fund). The impact of a closed foreign market on the Fund is likely to be greater where a large portion of the Fund’s holdings trade on a closed foreign market or when a foreign market is closed for unscheduled reasons. These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other funds.
Non-U.S. Issuers Risk. The Fund may invest in U.S. dollar-denominated bonds of non-U.S. corporate issuers. Securities issued by non-U.S. issuers have different risks from securities issued by U.S. issuers. These risks include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, uncertainties of transnational litigation, and potential restrictions on the flow of international capital, including the possible seizure or nationalization of the securities issued by non-U.S. issuers held by the Fund. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. Unfavorable political, economic or governmental developments in non-U.S. countries could affect the payment of a security’s principal and interest. Securities issued by non-U.S. issuers may also be less liquid than, and more difficult to value than, securities of U.S. issuers. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer’s local currency against the U.S. dollar.
Reliance on Trading Partners Risk. The economies of many countries or regions in which the Fund invests are highly dependent on trade with certain key trading partners. Reduction in spending on products and services by these key trading partners, institution of tariffs or other trade barriers or a slowdown in the economies of key trading partners may adversely affect the performance of any company in which the Fund invests and have a material adverse effect on the Fund’s performance.
Risk of Investing in Developed Countries. Investment in developed country issuers will subject the Fund to legal, regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries generally tend to rely on services sectors (e.g., the financial services sector) as the primary means of economic growth. A prolonged slowdown in one or more services sectors is likely to
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have a negative impact on economies of certain developed countries, although economies of individual developed countries can be impacted by slowdowns in other sectors. In the past, certain developed countries have been targets of terrorism, and some geographic areas in which the Fund invests have experienced strained international relations due to territorial disputes, historical animosities, defense concerns and other security concerns. These situations may cause uncertainty in the financial markets in these countries or geographic areas and may adversely affect the performance of the issuers to which the Fund has exposure. Heavy regulation of certain markets, including labor and product markets, may have an adverse effect on certain issuers. Such regulations may negatively affect economic growth or cause prolonged periods of recession. Many developed countries are heavily indebted and face rising healthcare and retirement expenses. In addition, price fluctuations of certain commodities and regulations impacting the import of commodities may negatively affect developed country economies.
Technology Companies Risk. Technology companies and companies that rely heavily on technological advances may have limited product lines, markets, financial resources and personnel. These companies may face rapid product obsolescence as well as unexpected risks and costs related to new product introduction and technological developments, such as artificial intelligence and machine learning. Technology companies may be adversely affected by disruptions to supply chains and distribution networks as well as issues at third-party partners. They are heavily dependent on patent and other intellectual property rights, and the loss or impairment of these rights may adversely affect their profitability. Technology companies may face increased government scrutiny and may be subject to adverse government or legal action. These companies also may be adversely affected by, among other things, actual or perceived security vulnerabilities or other defects in their products and services, which may result in lawsuits, government enforcement actions and other remediation costs.
Telecommunications Sector Risk. The telecommunications sector is subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of telecommunications companies. Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. The domestic telecommunications market is characterized by increasing competition and regulation by various state and federal regulatory authorities. Companies in the telecommunications sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in developing new products and services using new technology. Technological innovations may make the products and services of certain telecommunications companies obsolete. Telecommunications providers are generally required to obtain franchises or licenses in order to provide services in a given location. Licensing and franchise rights in the telecommunications sector are limited, which may provide an advantage to certain participants. Limited availability of such rights, high barriers to market entry and regulatory oversight, among other factors, have led to consolidation of companies within the sector, which could lead to further regulation or other negative effects in the future.
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Threshold/Underinvestment Risk. If certain aggregate and/or fund-level ownership thresholds are reached through transactions undertaken by BFA, its affiliates or the Fund, or as a result of third-party transactions or actions by an issuer or regulator, the ability of BFA and its affiliates on behalf of clients (including the Fund) to purchase or dispose of investments, exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. The capacity of the Fund to invest in certain securities or other assets may be affected by the relevant threshold limits, and such limitations may have adverse effects on the liquidity and performance of the Fund’s portfolio holdings. To the extent a Fund tracks an index, such limits may increase the risk of the Fund being underinvested in an asset relative to its Underlying Index and increase the risk of tracking error.
For example, ownership limits may apply to securities whose issuers operate in certain regulated industries or in certain international markets. Such limits also may apply where the investing entity (such as the Fund) is subject to corporate or regulatory ownership restrictions or invests in certain futures or other derivative transactions. In certain circumstances, aggregate and/or fund-level amounts invested or voted by BFA and its affiliates for their proprietary accounts and for client accounts (including the Fund) may not exceed the relevant limits without the grant of a license or other regulatory or corporate consent. In other cases, exceeding such thresholds may cause BFA and its affiliates, the Fund or other client accounts to suffer disadvantages or business restrictions.
Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The Fund discloses its portfolio holdings daily at www.iShares.com. Fund fact sheets providing information regarding the Fund's top holdings are posted on www.iShares.com when available and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Fund. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, and litigation expenses and any extraordinary expenses (as determined by a majority of
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the Trustees who are not “interested persons” of the Trust). Operating expenses paid by BFA under the Investment Advisory Agreement exclude acquired fund fees and expenses, if any.
For the fiscal year ended February 29, 2024, BFA was paid a management fee from the Fund, as a percentage of the Fund's average daily net assets, at the annual rate of 0.18%.
BFA may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”). As of March 31, 2024, BFA and its affiliates provided investment advisory services for assets of approximately $10.5 trillion. BFA and its affiliates trade and invest for their own accounts in the actual securities and types of securities in which the Fund may also invest, which may affect the price of such securities.
A discussion regarding the basis for the approval by the Trust's Board of Trustees (the “Board”) of the Investment Advisory Agreement with BFA is available in the Fund's Semi-Annual Report for the period ended August 31.
Portfolio Managers. James Mauro and Karen Uyehara are primarily responsible for the day-to-day management of the Fund. The Portfolio Managers are responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their respective portfolio management teams to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of their respective portfolio management teams who have more limited responsibilities.
James Mauro has been employed by BFA or its affiliates as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since 2021.
Karen Uyehara has been employed by BFA or its affiliates as a senior portfolio manager since 2010. Prior to that, Ms. Uyehara was a portfolio manager at Western Asset Management Company (WAMCO). Ms. Uyehara has been a Portfolio Manager of the Fund since 2021.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. JPMorgan Chase Bank, N.A. is the administrator, custodian and transfer agent for the Fund.
Conflicts of Interest. The investment activities of BFA and its affiliates (including BlackRock and its subsidiaries (collectively, the “Affiliates”)), and their respective directors, officers or employees, in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and its Affiliates provide investment
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management services to other funds and discretionary managed accounts that may follow investment programs similar to that of the Fund. BFA and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more Affiliates act, or may act, as an investor, research provider, investment manager, commodity pool operator, commodity trading advisor, financier, underwriter, adviser, trader, lender, index provider, agent and/or principal, and have other direct and indirect interests in securities, currencies, commodities, derivatives and other instruments in which the Fund may directly or indirectly invest. The Fund may invest in securities of, or engage in other transactions with, companies with which an Affiliate has significant debt or equity investments or other interests. The Fund may also invest in issuances (such as structured notes) by entities for which an Affiliate provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. The Fund also may invest in securities of, or engage in other transactions with, companies for which an Affiliate provides or may in the future provide research coverage. An Affiliate may have business relationships with, and purchase or distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund. This may include transactions in securities issued by other open-end and closed-end investment companies (which may include investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”)). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate having positions in certain securities that are senior or junior to, or have interests different from or adverse to, the securities that are owned by the Fund.
Neither BlackRock nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. The results of the Fund's investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by BlackRock or an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
In addition, the Fund may, from time to time, enter into transactions in which BFA or an Affiliate or its or their directors, officers, employees or clients have an adverse interest. Furthermore, transactions undertaken by clients advised or managed by BFA or its Affiliates may adversely impact the Fund. Transactions by one or more clients or by BFA or its Affiliates or their directors, officers or employees may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
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The Fund's activities may be limited because of regulatory restrictions applicable to BFA or one or more Affiliates and/or their internal policies designed to comply with such restrictions.
Under a securities lending program approved by the Board, the Fund has retained BTC, an Affiliate of BFA, to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the securities lending agent will receive a fee from the Fund based on the returns earned on the Fund’s lending activities, including investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
Under an ETF Services Agreement, the Fund has retained BlackRock Investments, LLC (the “Distributor” or “BRIL”), an Affiliate of BFA, to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units of the Fund (“ETF Services”). BRIL will retain a portion of the standard transaction fee received from Authorized Participants on each creation or redemption order from the Authorized Participant for the ETF Services provided. BlackRock collaborated with, and received payment from, Citibank, N.A. (“Citibank”) on the design and development of the ETF Services platform. Citibank may have, or from time to time may develop, additional relationships with BlackRock or funds managed by BFA and its affiliates.
It is also possible that, from time to time, BlackRock and/or its advisory clients (including other funds and separately managed accounts) may, subject to compliance with applicable law, purchase and hold shares of the Fund. The price, availability, liquidity, and (in some cases) expense ratio of the Fund may be impacted by purchases and sales of the Fund by BlackRock and/or its advisory clients.
The activities of BFA and its Affiliates and their respective directors, officers or employees may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Trust does not impose any minimum investment
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for shares of the Fund purchased on an exchange or otherwise in the secondary market. The Fund's shares trade under the ticker symbol “ELQD.”
Buying or selling Fund shares on an exchange or other secondary market involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you may incur a brokerage commission and other charges. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The Fund's spread may also be impacted by the liquidity or illiquidity of the underlying securities held by the Fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities.
The Fund does not impose restrictions on the frequency of purchases and redemptions of Fund shares directly with the Fund. The Board determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of Fund shares because the Fund generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. However, the Fund has taken certain measures (e.g., imposing transaction fees on purchases and redemptions of Creation Units and reserving the right to reject purchases of Creation Units under certain circumstances) to minimize the potential consequences of frequent cash purchases and redemptions by Authorized Participants, such as increased tracking error, disruption of portfolio management, dilution to the Fund, and/or increased transaction costs. Further, the vast majority of trading in Fund shares occurs on the secondary market, which does not involve the Fund directly, and such trading is unlikely to cause many of the harmful effects of frequent cash purchases or redemptions of Fund shares.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.
Section 12(d)(1) of the 1940 Act generally restricts investments by investment companies, including foreign and unregistered investment companies, in the securities of other investment companies. For example, a registered investment company (the “Acquired Fund”), such as the Fund, may not knowingly sell or otherwise dispose of any security issued by the Acquired Fund to any investment company (the “Acquiring Fund”) or any company or companies controlled by the Acquiring Fund if, immediately after such sale or disposition: (i) more than 3% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and any company or companies controlled by the Acquiring Fund, or (ii) more than 10% of the total outstanding voting
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stock of the Acquired Fund is owned by the Acquiring Fund and other investment companies and companies controlled by them. However, registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) in reliance on Rule 12d1-4 under the 1940 Act, the registered investment company must, among other things, enter into an agreement with the Trust. Foreign investment companies are permitted to invest in the Fund only up to the limits set forth in Section 12(d)(1), subject to any applicable SEC no-action relief.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of, and holds legal title to, all outstanding shares of the Fund.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as the supply of and demand for ETF shares and underlying securities held by the Fund, economic conditions and other factors.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the close of regular trading hours of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund is determined pursuant to BFA’s valuation policies and procedures. BFA has been designated by the Board as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act.
The Fund values fixed-income portfolio securities using last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Fund's approved independent third-party pricing services, each in accordance with BFA's valuation policies and procedures. Pricing services may use
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matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller odd lot sizes. Odd lots often trade at lower prices than institutional round lots. An amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless BFA determines in good faith that such method does not represent fair value.
Generally, trading in non-U.S. securities and money market instruments is substantially completed each day at various times prior to the close of regular trading hours of the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, BFA will fair value the Fund’s investments in accordance with its policies and procedures. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of trading or other reasons, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, when there is a significant event subsequent to the most recent market quotation, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available. A “significant event” is deemed to occur if BFA determines, in its reasonable business judgment prior to or at the time of pricing the Fund’s assets or liabilities, that the event is likely to cause a material change to the last exchange closing price or closing market price of one or more assets held by, or liabilities of, the Fund.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
Dividends and Distributions.
General Policies. Dividends from net investment income, if any, generally are declared and paid at least once a year by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
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Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Note on Tax Information. The following sections summarize some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Certain states and localities may exempt from tax distributions attributable to interest from U.S. federal government obligations. Consult your personal tax advisor about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, in which case your distributions generally will be taxable when withdrawn, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Long-term capital gains are eligible for taxation at a maximum rate of 15% or 20% for non-corporate shareholders, depending on whether their income exceeds certain threshold amounts. Distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married and filing jointly) and of estates and trusts. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
You may lose the ability to use foreign tax credits passed through by the Fund if your Fund shares are loaned out pursuant to a securities lending agreement.
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If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
Dividends, interest and capital gains earned by the Fund with respect to securities issued by non-U.S. issuers may give rise to withholding, capital gains and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the total assets of the Fund at the close of a year consists of non-U.S. stocks or securities (generally, for this purpose, depositary receipts, no matter where traded, of non-U.S. companies are treated as “non-U.S.”), generally the Fund may “pass through” to you certain non-U.S. income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.
For purposes of foreign tax credits for U.S. shareholders of the Fund, foreign capital gains taxes may not produce associated foreign source income, limiting the availability of such credits for U.S. persons.
If you are neither a resident nor a citizen of the U.S. or if you are a non-U.S. entity (other than a pass-through entity to the extent owned by U.S. persons), the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.
Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other
26

information concerning their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership, unless certain exceptions apply.
If you are a resident or a citizen of the U.S., by law, backup withholding at a 24% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes When Shares Are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. Each “creator” or authorized participant (an “Authorized Participant”) has entered into an agreement with the Fund's Distributor, an affiliate of BFA. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units.
A creation transaction, which is subject to acceptance by the Distributor and the Fund, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities, assets or other positions (a “creation basket”), and an amount of cash (including any cash representing the value of substituted securities, assets or other positions), if any, which together approximate the holdings of the Fund in exchange for a specified number of Creation Units. Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities, assets or other positions (a “redemption basket”) held by the Fund and an amount of cash (including any portion of such securities for which cash may be substituted). The Fund may, in certain circumstances, offer Creation Units partially or solely for cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. Creation and redemption baskets may differ and the Fund will accept “custom baskets.” More information regarding custom baskets is contained in the Fund's SAI.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
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Only an Authorized Participant may create or redeem Creation Units with the Fund. Authorized Participants may create or redeem Creation Units for their own accounts or for customers, including, without limitation, affiliates of the Fund.
In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined in Rule 144A under the 1933 Act, will not be able to receive restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant that has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder
28

documents, or if you are currently enrolled in householding and wish to change your householding status.
Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 50 Hudson Yards, New York, NY 10001.
BFA or its affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, data provision services, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments or other financial incentives it is eligible to receive. Therefore, such payments or other financial incentives offered or made to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its affiliates.
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Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)

	iShares ESG Advanced Investment Grade Corporate Bond ETF
	Year Ended 02/29/24	Year Ended 02/28/23	Period From 11/08/21(a) to 02/28/22
Net asset value, beginning of period	$79.28	$92.99	$100.00
Net investment income(b)	3.12	2.45	0.64
Net realized and unrealized gain (loss)(c)	1.44	(13.69)	(7.19)
Net increase (decrease) from investment operations	4.56	(11.24)	(6.55)
Distributions from net investment income(d)	(3.09)	(2.47)	(0.46)
Net asset value, end of period	$80.75	$79.28	$92.99
Total Return(e)
Based on net asset value	5.87%	(12.17)%	(6.56)%(f)
Ratios to Average Net Assets(g)
Total expenses	0.18%	0.18%	0.18%(h)
Net investment income	3.91%	2.97%	2.16%(h)
Supplemental Data
Net assets, end of period (000)	$12,112	$11,893	$18,599
Portfolio turnover rate(i)	29%	35%	7%(f)
(a)Commencement of operations.
(b)Based on average shares outstanding.
(c)The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)Where applicable, assumes the reinvestment of distributions.
(f)Not annualized.
(g)Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)Annualized.
(i)Portfolio turnover rate excludes in-kind transactions, if any.
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Index Provider
Markit owns, compiles and publishes the iBoxx bond and iTraxx credit derivative indices, which are used around the world by financial market participants as benchmarks and as the basis for traded products. Markit is a leading provider of independent data, portfolio valuations and over-the-counter derivatives trade processing to the financial markets. Markit is not affiliated with the Trust, BFA, the Distributor, or any of their respective affiliates, and has licensed the Underlying Index in connection with the Fund. “Markit®” and “iBoxx®” are the registered trademarks of Markit Group Limited and Markit Indices Limited, respectively.
Disclaimers
The Fund is not sponsored, endorsed, sold or promoted by MSCI ESG Research or Markit. Markit and MSCI ESG Research make no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund in particular, or the ability of the Underlying Index to track general market performance. Markit Indices Limited's only relationship to the Trust and BFA or its affiliates is the licensing of certain trademarks and trade names of Markit and MSCI ESG Research and of the Underlying Index which is determined, composed and calculated by Markit and MSCI ESG Research without regard to the Trust, BFA or its affiliates or the Fund. Markit and MSCI ESG Research have no obligation to take the needs of BFA or its affiliates or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. Markit and MSCI ESG Research are not responsible for and have not participated in the determination of the prices and amount of shares of the Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the Fund are to be converted into cash. Markit and MSCI ESG Research have no obligation or liability in connection with the administration, marketing or trading of shares of the Fund. Markit and MSCI ESG Research do not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and Markit and MSCI ESG Research shall have no liability for any errors, omissions or interruptions therein.
Markit and MSCI ESG Research make no warranty, express or implied, as to results to be obtained by BFA or its affiliates, owners of shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Markit and MSCI ESG Research make no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Markit and MSCI ESG Research have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the Underlying Index or any data included therein, even if notified of the possibility of such damages.
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The past performance of the Underlying Index is not a guide to future performance. BFA and its affiliates do not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA and its affiliates shall have no liability for any errors, omissions or interruptions therein. BFA and its affiliates make no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA or its affiliates have any liability for any special, punitive, direct, indirect, consequential or any other damages (including lost profits), even if notified of the possibility of such damages.
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Want to know more?
iShares.com  | 1-800-474-2737
Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at www.iShares.com. Copies of the Prospectus, SAI, shareholder reports and other information, as applicable and when available, can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is, or will be, available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual Report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 1 University Square Drive, Princeton, NJ 08540
Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
©2024 BlackRock, Inc. All rights reserved. iSHARES® and BLACKROCK®are registered trademarks of BFA and its affiliates. All other marks are the property of their respective owners.
Investment Company Act File No.: 811-09729
IS-P-ELQD-0624

June 28, 2024

2024 Prospectus
iShares Trust
• iShares ESG Advanced Total USD Bond Market ETF | EUSB | NYSE ARCA

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

“Bloomberg MSCI US Universal Choice ESG Screened Index” is the exclusive property of MSCI ESG Research LLC (“MSCI ESG Research”) and Bloomberg Finance L.P. (and their licensors) (“Bloomberg ”). “Bloomberg”, “MSCI ESG Research”, and the index name, are respective trade and/or service mark(s) of Bloomberg, MSCI ESG Research or their affiliates and have been licensed for use for certain purposes by BFA or its affiliates.
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iSHARES® ESG ADVANCED TOTAL USD BOND MARKET ETF
Ticker: EUSBStock Exchange: NYSE Arca
Investment Objective
The iShares ESG Advanced Total USD Bond Market ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated bonds that are rated either investment-grade or high-yield from issuers with a favorable environmental, social and governance rating as identified by the index provider, while applying extensive screens for involvement in controversial activities.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except: (i) the management fees, (ii) interest expenses, (iii) taxes, (iv) expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, (v) distribution fees or expenses, and (vi) litigation expenses and any extraordinary expenses. The Fund may incur “Acquired Fund Fees and Expenses.” Acquired Fund Fees and Expenses reflect the Fund's pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund's prospectus (the “Prospectus”). BFA, the investment adviser to the Fund, has contractually agreed to waive a portion of its management fees in an amount equal to the Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other registered investment companies advised by BFA, or its affiliates, through June 30, 2025. The contractual waiver may be terminated prior to June 30, 2025 only upon written agreement of the Trust and BFA.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
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Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)[1]
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[2]	Acquired Fund Fees and Expenses[2]	Total Annual Fund Operating Expenses	Fee Waiver and/or Expense Reimbursement[2]	Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement
0.12%	None	0.00%	0.00%	0.12%	(0.00)%	0.12%

1
Operating expenses paid by BFA under the Investment Advisory Agreement exclude Acquired Fund Fees and Expenses, if any.
2
The amount rounded to 0.00%.
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$12	$39	$68	$154
Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 63% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to track the investments results of the Bloomberg MSCI US Universal Choice ESG Screened Index (the “Underlying
Index”), which has been developed by Bloomberg Finance L.P. and its affiliates (the “Index Provider” or “Bloomberg”) with environmental, social and governance (“ESG”) rating inputs from MSCI ESG Research LLC (“MSCI ESG Research”) pursuant to an agreement between MSCI ESG Research and Bloomberg Index Services Limited (a subsidiary of Bloomberg) or an affiliate. The Underlying Index is a modified market value-weighted index designed to reflect the performance of U.S. dollar-denominated, taxable bonds with favorable ESG ratings while applying extensive screens, including, for example, a screen which focuses on removing fossil fuel exposure. To construct the Underlying Index, Bloomberg begins with the Bloomberg U.S. Universal Index (the “Parent Index”). The Parent Index includes
S-2

securities with at least one year until final maturity, without regard to optionality features such as call provisions or conversion provisions. The Parent Index includes Treasury securities, government-related securities (i.e., U.S. and non-U.S. agency debt securities, and non-U.S. sovereign, quasi-sovereign, supranational and local authority debt), investment-grade and high yield (as well as unrated) corporate bonds, U.S. agency mortgage-backed pass-through securities (“MBS”), commercial mortgage-backed securities, asset backed securities, Eurodollar bonds, bonds registered with the SEC or exempt from registration at the time of issuance or offered pursuant to Rule 144A with or without registration rights and U.S. dollar-denominated emerging market bonds.
From the Parent Index, Bloomberg excludes issuers with unfavorable ESG ratings, as calculated by MSCI ESG Research, and then further excludes securities of issuers involved in adult entertainment, alcohol, gambling, tobacco, genetic engineering, controversial weapons, nuclear weapons, civilian firearms, conventional weapons, palm oil, private prisons, predatory lending, and nuclear power based on revenue or percentage of revenue thresholds for certain categories (e.g., $500 million or 50%) and categorical exclusions for others (e.g., nuclear weapons). Bloomberg screens companies with involvement in fossil fuels by excluding any company in the Bloomberg energy sector and all companies with an industry tie to fossil fuels such as thermal coal, oil and gas—in particular, reserve ownership, related revenues and power generation. Additionally, Bloomberg excludes companies involved in very serious business controversies.
For each industry, MSCI ESG Research identifies key ESG issues that can lead to unexpected costs for entities in the medium- to long-term (e.g., climate change, resource scarcity, demographic shifts). MSCI ESG Research then calculates the size of each entity's exposure to each key issue based on the entity's business segment and geographic risk and analyzes the extent to which such entities have developed robust strategies and programs to manage ESG risks and opportunities. MSCI ESG Research scores entities based on both their risk exposure and risk management. To score well on a key issue, MSCI ESG Research assesses management practices, management performance (through demonstrated track record and other quantitative performance indicators), governance structures, and/or implications in controversies, which all may be taken as a proxy for overall management quality. Controversies, including, among other things, issues involving anti-competitive practices, toxic emissions and waste, and health and safety, occurring within the last three years lead to a deduction from the overall management score on each issue. Using a sector-specific key issue weighting model, entities are rated and ranked in comparison to their industry peers. Key issues and weights are reviewed at the end of each calendar year. Corporate governance is always weighted and analyzed for all entities. As of February 29, 2024, a significant portion of the Underlying Index is represented by U.S. agency MBS and U.S. Treasury bonds. The components of the Underlying Index are likely to change over time. The securities in the Underlying Index are
S-3

updated on the last business day of each month.
BFA uses an indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of an applicable underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market value and industry weightings), fundamental characteristics (such as return variability, duration (i.e., a security's price sensitivity to a change in interest rates), maturity or credit ratings and yield) and liquidity measures similar to those of an applicable underlying index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund will invest at least 80% of its assets in the component securities of the Underlying Index and in investments that have economic characteristics that are substantially identical to the component securities of the Underlying Index (i.e., TBAs), and the Fund will invest at least 90% of its assets in fixed income securities of the types included in the Underlying Index that BFA believes will help the Fund track the Underlying Index. The Fund will invest no more than 10% of its assets in futures, options, and swaps contracts that BFA believes will help the Fund track the Underlying Index as well as in fixed income securities other than the types included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. Cash and cash equivalent investments associated with a derivative position will be treated as part of that position for the purposes of calculating the percentage of investments included in the Underlying Index. The Fund seeks to track the investment results of the Underlying Index before fees and expenses of the Fund.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of any collateral received).
The Underlying Index is sponsored by Bloomberg, MSCI ESG Research or their affiliates, which are independent of the Fund and BFA, pursuant to an agreement between MSCI ESG Research and Bloomberg Index Services Limited (a subsidiary of Bloomberg) or an affiliate. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group
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of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective. Certain key risks are prioritized below (with others following in alphabetical order), but the relative significance of any risk is difficult to predict and may change over time. You should review each risk factor carefully.
Credit Risk. Debt issuers and other counterparties may be unable or unwilling to make timely interest and/or principal payments when due or otherwise honor their obligations. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also adversely affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on an issuer's or counterparty's financial condition and on the terms of an obligation.
Income Risk. The Fund's income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds.
ESG Risk. To the extent that the Underlying Index uses criteria related to the ESG characteristics of issuers, this may limit the types and number of investment opportunities available to the Fund and, as a result, the Fund may underperform other funds whose underlying index does not use ESG criteria. The Underlying Index’s use of ESG criteria may result in the Fund investing in, or allocating greater weight to, securities or market sectors that underperform the market as a whole or underperform other funds that use ESG criteria. In addition, the use of representative sampling may result in divergence of the Fund’s overall ESG characteristics or ESG risk from those of the Underlying Index. The Index Provider may evaluate security-level ESG data and, if applicable, ESG objectives or constraints that are relevant to the Underlying Index only at index reviews or rebalances. Securities included in the Underlying Index may cease to meet the relevant ESG criteria but may nevertheless remain in the Underlying Index and the Fund until the next review or rebalance by the Index Provider. As a result, certain securities in the Underlying Index, or the Underlying Index as a whole, may not meet the relevant ESG objectives or constraints at all times.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of
S-5

terrorism, pandemics or other public health issues, recessions, the prospect or occurrence of a sovereign default or other financial crisis, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.
Index-Related Risk. The Index Provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor BFA can offer assurances that the Index Provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the Index Provider may not identify or correct them promptly or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider and could cause the Index Provider to postpone a scheduled rebalance. This could cause the Underlying Index to vary from its normal or expected composition.
Asset Class Risk. The securities and other assets in the Underlying Index or in the Fund’s portfolio may underperform in comparison to financial markets generally, a particular financial market, another index, or other asset classes.
Authorized Participant Concentration Risk. An “Authorized Participant” is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows the Authorized Participant to place orders for the purchase and redemption of creation units (“Creation Units”). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. There are a limited number of institutions that may act as Authorized Participants for the Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in creation or redemption transactions. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for the Fund and no other Authorized Participant places orders, Fund shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund's income, or in securities with greater risks or with other less favorable features.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities or other assets of one or more issuers, countries or other geographic units, markets, industries, project types, or asset classes.
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Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund, its adviser, distributor, Index Provider, other service providers, counterparties, or issuers of assets in which the Fund invests may cause disruptions that negatively impact the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. The Fund cannot control the cybersecurity plans and systems of its service providers, counterparties, and other third parties whose activities affect the Fund.
Extension Risk. During periods of rising interest rates, certain debt obligations may be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline in the Fund’s income and potentially in the value of the Fund’s investments.
Interest Rate Risk. Interest rate risk refers to fluctuations in the value of a fixed-income security due to changes in the general level of interest rates. An increase in interest rates generally will cause the value of fixed-income securities to decline. Securities with longer maturities generally are more sensitive to interest rate changes and subject to greater fluctuations in value. Changes in interest rates may have unpredictable effects on fixed-income markets and result in heightened market volatility and lower liquidity for certain instruments, all of which may adversely affect the Fund’s performance. Interest rate changes can be sudden and unpredictable and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for fixed-income securities.
Issuer Risk. The performance of the Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value of securities or other assets may decline, or perform differently from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.
Large Shareholder and Large-Scale Redemption Risk. Certain shareholders of the Fund, including an Authorized Participant, a third-party investor, the Fund’s adviser, an affiliate of the Fund’s adviser, a market maker, or another entity, may from time to time own or manage a substantial amount of Fund shares, or may hold their investment in the Fund for a limited period of time. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment. Redemptions of a large number of Fund shares could require the Fund to dispose of assets to meet the redemption requests, which can accelerate the realization of taxable income and/or capital gains and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such year. In some circumstances, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns. These large redemptions may also force the Fund to sell portfolio securities or other assets when it might
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not otherwise do so, which may negatively impact the Fund’s NAV, increase the Fund’s brokerage costs and/or have a material effect on the market price of Fund shares.
Management Risk. The Fund is not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets. As the Fund will not fully replicate the Underlying Index and may hold securities or other assets not included in the Underlying Index, it is subject to the risk that the investment strategy of BFA may not produce the intended results. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares (including through a trading halt), losses from trading in secondary markets, periods of high volatility, and disruptions in the process of creating and redeeming Fund shares. Any of these factors, among others, may lead to the Fund’s shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund shares.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Prepayment Risk. During periods of falling interest rates, issuers of certain debt obligations may repay principal prior to the security’s maturity, which may cause the Fund to have to reinvest in securities with lower yields or higher risk of default, resulting in a decline in the Fund’s income or return potential.
Risk of Investing in Russia. Investing in Russian securities involves significant risks, including legal, regulatory, currency and economic risks that are specific to Russia. In addition, investing in Russian securities involves risks associated with the settlement of portfolio transactions and loss of the Fund’s ownership rights in its portfolio securities as a result of the system of share registration and custody in Russia. Governments in the U.S. and many other countries have imposed economic sanctions on certain Russian individuals and Russian corporate and banking entities. A number of jurisdictions may also institute broader sanctions on Russia. Russia has issued a number of countersanctions, some of which restrict the distribution of profits by limited liability companies (e.g., dividends), and prohibit Russian persons from entering into transactions with designated persons from “unfriendly states” as well as the export of raw materials or other products from Russia
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to certain sanctioned persons. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions, including declines in its stock markets and the value of the ruble against the U.S. dollar, are impossible to predict, but could be significant. Disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, import and export restrictions, tariffs or cyberattacks on the Russian government, Russian companies, or Russian individuals, including politicians, may impact Russia’s economy and Russian companies in which the Fund invests. Actual and threatened responses to Russian military action may also impact the markets for certain Russian commodities, such as oil and natural gas, as well as other sectors of the Russian economy, and are likely to have collateral impacts on such sectors globally. Russian companies may be unable to pay dividends and, if they pay dividends, the Fund may be unable to receive them. As a result of sanctions, the Fund is currently restricted from trading in Russian securities, including those in its portfolio, while the Underlying Index has removed Russian securities. It is unknown when, or if, sanctions may be lifted or the Fund’s ability to trade in Russian securities will resume.
Risk of Investing in the U.S. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund's valuation of a security at the time of calculation of the Fund's NAV), transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be
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heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX EXCHANGE-TRADED FUNDS (“ETFs”).
U.S. Agency Mortgage-Backed Securities Risk. The Fund invests in MBS issued or guaranteed by the U.S. government or one of its agencies or sponsored entities, some of which may not be backed by the full faith and credit of the U.S. government. MBS represent interests in “pools” of mortgages and are subject to interest rate, prepayment, and extension risk. MBS react differently to changes in interest rates than other bonds, and the prices of MBS may reflect adverse economic and market conditions. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain MBS. MBS are also subject to the risk of default on the underlying mortgage loans, particularly during periods of economic downturn. Default or bankruptcy of a counterparty to a to-be-announced (“TBA”) transaction would expose the Fund to possible losses.
U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline.
Valuation Risk. The price that the Fund could receive upon the sale (or other disposition) of a security or other asset may differ from the Fund’s valuation of the security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology. The price received by the Fund also may differ from the value used by the Underlying Index. In addition, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when investors are not able to purchase or sell Fund shares. Authorized Participants that create or redeem Fund shares on days when the Fund is holding fair-valued securities or other assets may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the securities or other assets not been fair valued or been valued using a different methodology. The ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
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Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns for 1 year and since inception compare with the Underlying Index. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. If BFA had not waived certain Fund fees during certain periods, the Fund's returns would have been lower.
Calendar Year-by-Year Returns1

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The Fund’s year-to-date return as of March 31, 2024 was -0.60%.
The best calendar quarter return during the periods shown above was 6.64% in the 4th quarter of 2023; the worst was -5.87% in the 1st quarter of 2022.
Updated performance information, including the Fund’s current NAV, may be obtained by visiting our website at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).
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Average Annual Total Returns
(for the periods ended December 31, 2023)
	One Year	Since Fund Inception
(Inception Date: 6/23/2020)
Return Before Taxes	5.86%	-2.14%
Return After Taxes on Distributions[1]	4.51%	-2.92%
Return After Taxes on Distributions and Sale of Fund Shares[1]	3.44%	-1.94%
Bloomberg MSCI US Universal Choice ESG Screened Index (Index returns do not reflect deductions for fees, expenses, or taxes)	5.89%	-1.99%

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After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.
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Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro and Karen Uyehara (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Ms. Uyehara have been Portfolio Managers of the Fund since 2020 and 2021, respectively.
Purchase and Sale of Fund Shares
The Fund is an ETF. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA, in which case, your distributions generally will be taxed when withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.
ETFs are funds that trade like other publicly traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents an ownership interest in an underlying portfolio of securities and other instruments intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants and only in aggregations of a specified number of shares (“Creation Units”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
An index is a financial calculation, based on a grouping of financial instruments, and is not an investment product, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary for a number of reasons, including transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from the Fund's use of representative sampling or from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index. From time to time, the Index Provider may make changes to the methodology or other adjustments to the Underlying Index. Unless otherwise determined by BFA, any such change or adjustment will be reflected in the calculation of the Underlying Index performance on a going-forward basis after the effective date of such change or adjustment. Therefore, the Underlying Index performance shown for periods prior to the effective date of any such change or adjustment will generally not be recalculated or restated to reflect such change or adjustment.
Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
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An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
The Fund's investment objective and the Underlying Index may be changed without shareholder approval.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments. The order of the below risk factors does not indicate the significance of any particular risk factor. The Fund discloses its portfolio holdings daily at www.iShares.com.
Asset Class Risk. The securities and other assets in the Fund’s portfolio or its Underlying Index may underperform in comparison to other indexes that track, or assets that represent, other countries or geographic units, industries, markets, market segments, or asset classes. Various types of securities, other assets and indexes may experience cycles of outperformance and underperformance in comparison to financial markets generally. This divergence may be due to a number of factors including, among other things, inflation, interest rates, productivity, global demand for local products or resources, and regulation and governmental controls. This may cause the Fund to underperform other investment vehicles that invest in different asset classes.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. There are a limited number of institutions that may act as Authorized Participants for the Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in creation or redemption transactions. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for the Fund and no other Authorized Participant places orders, Fund shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for a Fund that invests in securities issued by non-U.S. issuers or instruments with lower trading volume. Such assets often entail greater settlement and operational complexity and higher capital costs for Authorized Participants, which may limit the number of Authorized Participants that engage with the Fund.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund’s income, or in securities with greater risks or with other less favorable features.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities or other assets of one or more issuers, countries or other geographic
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units, markets, industries, project types, or asset classes. A Fund with investment concentration may be more adversely affected by the underperformance of those assets, may experience greater price volatility and may be more susceptible to adverse economic, market, political or regulatory impacts on those assets compared to a fund that does not concentrate its investments.
Credit Risk. Credit risk is the risk that the issuer or guarantor of a debt instrument or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments when due or otherwise honor its obligations. There are varying degrees of credit risk, depending on an issuer’s or counterparty’s financial condition and on the terms of an obligation, which may be reflected in the issuer’s or counterparty’s credit rating. There is the chance that the Fund’s portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), or that the market’s perception of an issuer’s creditworthiness may worsen, potentially reducing the Fund’s income level or share price.
Cybersecurity Risk. The Fund and entities that interact with the Fund are susceptible to operational, information security and related cybersecurity risks, both directly and through their service providers. These entities include, but are not limited to, the Fund’s adviser, distributor, other service providers (e.g., index and benchmark providers, accountants, custodians, transfer agents and administrators), counterparties, market makers, Authorized Participants, listing exchanges, other financial market operators, and governmental authorities. Cybersecurity risks are also present for issuers of securities or other assets in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such issuers to lose value. Cyber incidents can result from deliberate attacks or unintentional events. They include, but are not limited to, gaining unauthorized access to systems, misappropriating assets or sensitive information, corrupting or destroying data, and causing operational disruption. Geopolitical tensions may increase the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing.
Cybersecurity incidents may cause disruptions and impact business operations and may result in any of the following: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and other legal and compliance expenses. In addition, cyber incidents may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the Fund’s functioning inaccessible, inaccurate or incomplete. The Fund may incur substantial costs in order to resolve or prevent cyber incidents.
The Fund has established business continuity plans in the event of, and risk management systems to prevent, cyber incidents. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, that prevention and remediation efforts will not be successful or
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that cyber incidents will go undetected. Furthermore, the Fund cannot control the cybersecurity plans and systems of its service providers, counterparties, and other third parties whose activities affect the Fund. The Fund and its shareholders could be negatively impacted as a result.
ESG Risk. To the extent that the Fund’s Underlying Index uses criteria related to the ESG characteristics of issuers, this may limit the types and number of investment opportunities available to the Fund and, as a result, the Fund may underperform other funds whose underlying index does not use ESG criteria. The Underlying Index’s use of ESG criteria may result in the Fund investing in, or allocating greater weight to, securities or market sectors that underperform the market as a whole or underperform other funds that use ESG criteria. In addition, the use of representative sampling may result in divergence of the Fund's overall ESG characteristics or ESG risk from those of the Underlying Index.
The Index Provider to such Underlying Index evaluates securities for inclusion and/or weighting in the Underlying Index based on ESG criteria and data provided by the Index Provider or third parties. The Index Provider’s evaluation of securities’ ESG characteristics depends on these criteria and data, which may vary by index provider, and no assurance can be given that they will be complete, accurate or current. In addition, the Index Provider may evaluate security-level ESG data (including ratings) and, if applicable, ESG objectives or constraints that are relevant to the Underlying Index only at index reviews or rebalances. Securities included in the Underlying Index may cease to meet the relevant ESG criteria but may nevertheless remain in the Underlying Index and in the Fund using the Underlying Index until the next review or rebalance by the Index Provider. As a result, certain securities in the Underlying Index, or the Underlying Index as a whole, may not meet the relevant ESG objectives or constraints at all times. If the ESG assessment of a security in the Underlying Index or the Fund changes, neither the Fund nor BFA accepts any liability in relation to such change. BFA does not monitor securities in the Underlying Index with respect to ESG objectives or constraints applied by the Index Provider and is not responsible for changes to the ESG assessment of a security in the Underlying Index between rebalances. In addition, BFA does not assess the validity of the Index Provider’s evaluation of the ESG characteristics of securities or the criteria and data used in such evaluation.
The impacts of risks related to ESG investing are likely to change over time, and new ESG risks may be identified as further data and information regarding ESG factors and impacts become available. In addition, methodologies for ESG investing continue to develop, and the ESG methodology applied by the Index Provider may change over time.
Extension Risk. During periods of rising interest rates, certain debt obligations may be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline in the Fund’s income and potentially in the value of the Fund’s investments.
Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds, as bonds in its portfolio mature, are near maturity or are called, bonds in the
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Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds. The Index Provider’s substitution of bonds in the Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index’s stated maturity guidelines.
Index-Related Risk. The Fund seeks to achieve a return that corresponds generally to the price and yield performance, before fees and expenses, of its Underlying Index as published by the Index Provider. There is no assurance that the Index Provider or its agents will construct or calculate the Underlying Index accurately. While the Index Provider describes what the Underlying Index is designed to achieve, neither the Index Provider nor its agents provide any warranty or accept any liability regarding the quality, accuracy or completeness of the Underlying Index or its related data, and they do not guarantee that the Underlying Index will be in line with the Index Provider’s methodology. BFA also does not provide any warranty or guarantee against the Index Provider’s or any agent’s errors.
The Index Provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor BFA can offer assurances that the Index Provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the Index Provider may not identify or correct them promptly or at all, particularly for indexes that are less commonly used as benchmarks. In addition, there may be heightened risks associated with the adequacy and reliability of information about emerging markets constituents, as such markets may have less information available or less regulatory oversight. Errors related to the Underlying Index may negatively or positively impact the Fund and its shareholders. For example, if the Underlying Index contains incorrect constituents, the Fund will have exposure to such constituents and will be underexposed to the Underlying Index’s other constituents. Shareholders should understand that any gains from the Index Provider’s errors will be kept by the Fund and its shareholders and any losses or costs from such errors will be borne by the Fund and its shareholders.
Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider and could cause the Index Provider to postpone a scheduled rebalance to the Underlying Index. This could cause the Underlying Index to vary from its normal or expected composition. If a scheduled rebalance is postponed, index constituents that would otherwise be removed at the rebalance (due to, for example, changes in market capitalization or issuer credit ratings) may remain, causing the performance and constituents of the Underlying Index to vary from those expected under normal conditions. In addition, to the extent circumstances evolve between periodic index reviews and reconstitutions, the Underlying Index may include constituents that do not align with its objective or selection criteria, and the Fund tracking the Underlying Index may be similarly affected.
In addition to scheduled rebalances, the Index Provider or its agents may carry out ad hoc index rebalances due to reaching certain weighting constraints, unusual market
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conditions, corporate events, or corrections of errors. The Fund will in turn rebalance its portfolio to attempt to increase the correlation between the portfolio and the Underlying Index. The Fund and its shareholders will directly bear any transaction costs and market exposure from such portfolio rebalancing. Therefore, index-related errors and ad hoc rebalances may increase the Fund’s costs and tracking error.
Interest Rate Risk. Changes in interest rates may have unpredictable effects on fixed-income markets and result in heightened market volatility and lower liquidity for certain instruments, all of which may adversely affect the Fund’s performance. Interest rate changes can be sudden and unpredictable and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for fixed-income securities.
When interest rates rise, the value of fixed-income securities or other instruments sensitive to interest rates typically decreases. A measure that investors commonly use to determine this price sensitivity is called duration. Fixed-income securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. For example, if a bond has a duration of five years and interest rates rise, the price of the bond will likely decline by a greater percentage than for a bond with a one-year duration. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer duration, rising interest rates may cause the value of the Fund’s investments to decline significantly, which would adversely affect the value of the Fund. Changes in prevailing interest rates, particularly sudden and significant changes, may lead to fluctuations in the value of floating rate debt securities, as the rates for those securities typically reset only periodically. In addition, decreases in market-making capacity for fixed-income dealers may lead to lower trading volume, heightened volatility, wider bid-ask spreads and less transparent pricing in certain fixed-income markets.
During periods of very low or negative interest rates, a Fund may be unable to maintain positive returns or pay dividends to shareholders. Under certain market conditions when interest rates are set at low levels and the market prices of portfolio securities have increased, a Fund may have a very low or even negative yield, which would cause the Fund to lose money in certain conditions and time periods.
Issuer Risk. The performance of a Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value of securities or other assets may decline, or perform differently from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.
Large Shareholder and Large-Scale Redemption Risk. Certain shareholders of the Fund, including an Authorized Participant, a third-party investor, the Fund’s adviser, an affiliate of the Fund’s adviser, a market maker, or another entity, may from time to time own or manage a substantial amount of Fund shares or may hold their investment in the Fund for a limited period of time. These shareholders may also pledge or loan Fund shares (to secure financing or otherwise), which may result in the shares becoming concentrated in another party. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment or that the size of the Fund would be maintained. Redemptions of a large number of Fund shares may
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adversely affect the Fund’s liquidity and net assets. To the extent the Fund permits redemptions in cash, these redemptions may force the Fund to sell portfolio securities or other assets when it might not otherwise do so, which may negatively impact the Fund’s NAV, have a material effect on the market price of Fund shares, increase the Fund’s brokerage costs, accelerate the realization of taxable income and/or capital gains, and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such tax year. The Fund also may be required to sell its more liquid investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price.
To the extent these large shareholders transact in Fund shares on the secondary market, such transactions may account for a large percentage of the trading volume for Fund shares and may, therefore, have a material upward or downward effect on the market price of the shares. In addition, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, diluting its investment returns.
Management Risk. The Fund is not actively managed and invests in securities or other assets included in, or representative of, its Underlying Index, regardless of their investment merits. The Fund may be affected by a general decline in market segments related to its Underlying Index, and BFA generally does not attempt to invest the Fund’s assets in defensive positions under any market conditions, including declining markets. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track its Underlying Index. Because BFA uses a representative sampling indexing strategy, the Fund will not fully replicate its Underlying Index and may hold securities or other assets not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment strategy, whose implementation is subject to a number of constraints, may not produce the intended results. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of its Underlying Index or that the Fund will achieve its investment objective.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a financial instrument or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the particular instrument or asset, or factors that affect one or more issuers, counterparties, exchanges, countries or other geographic units, markets, industries, or asset classes. Local, regional or global events such as war, acts of terrorism, pandemics or other public health issues, recessions, the prospect or occurrence of a sovereign default or other financial crisis, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV. Changes in market and economic conditions generally do not have the same impact on all types of instruments and assets.
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Market Trading Risk. The Fund faces numerous market trading risks, any of which may lead to its shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to the NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund shares.
Absence of an Active Primary Market. Although Fund shares are listed for trading on one or more stock exchanges, there can be no assurance that an active primary trading market for Fund shares will develop or be maintained by market makers or Authorized Participants.
Secondary Listing Risks. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. Fund shares also may be available to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for exchange listing or market trading. The Fund’s shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information that is available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to create or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts to NAV than might be experienced at times when the Fund accepts creation and redemption orders. Securities held by the Fund may be traded in markets that close at a different time than an exchange on which Fund shares are traded. Liquidity in those securities may be reduced after the applicable closing time. As a result, during the time when the exchange is open but after the applicable market closing, fixing or settlement time, there may be wider bid/ask spreads on the exchange and a greater premium or discount to NAV.
In stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, and an investor may be unable to sell their Fund shares.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or for other reasons. In times of extraordinary market volatility, Fund shares may be subject to trading halts pursuant to “circuit breaker” rules of a stock exchange or market. If there is a trading halt or unanticipated closure of an exchange or market, an investor may be unable to purchase or sell Fund shares. In addition, if trading in certain securities or financial instruments is restricted, this may disrupt the Fund’s creation/redemption process, affect the price at which Fund shares trade in the secondary market, and result in the Fund being unable to trade certain securities or financial instruments. In such circumstances, the Fund may be unable to
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rebalance its portfolio or accurately price its portfolio holdings and may incur substantial trading losses.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short. In addition, trading activity in derivative products based on the Fund may lead to increased trading volume and volatility in the secondary market for the shares of the Fund.
Fund Shares May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s portfolio holdings. The trading price of the Fund’s shares fluctuates throughout trading hours based on both market supply of and demand for Fund shares and the underlying value of the Fund’s portfolio holdings or NAV. As a result, the trading prices of the Fund’s shares may deviate significantly from NAV during times of market volatility, significant redemption requests, or other unusual market conditions
However, because Fund shares can be created and redeemed in Creation Units at NAV, BFA believes that large discounts or premiums to the Fund’s NAV are not likely to be sustained over the long term (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs). While the creation/redemption feature is designed to make it more likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or other market participants, and during periods of significant market volatility, may result in trading prices for shares of the Fund that differ significantly from its NAV. Authorized Participants may be less willing to create or redeem the Fund’s shares if there is a lack of an active market for such shares or the Fund’s underlying investments, which may contribute to the Fund’s shares trading at a premium or discount to NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling Fund shares through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “spread,” which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The spread varies over time for Fund shares based on trading volume and market liquidity. It is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. Increased market volatility also may cause wider spreads. In addition, there may be regulatory and other charges that are incurred as a result of trading activity. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results, and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.
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Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Prepayment Risk. During periods of falling interest rates, issuers of certain debt obligations may repay principal prior to the security’s maturity, which may cause the Fund to have to reinvest in securities with lower yields or higher risk of default, resulting in a decline in the Fund’s income or return potential. Also, if a security subject to prepayment had been purchased at a premium, the value of the premium would be lost in the event of prepayment.
Risk of Investing in Russia. Investing in Russian securities involves significant risks, in addition to those described under “Risk of Investing in Emerging Markets” and “Non-U.S. Issuers Risk,” that are not typically associated with investing in U.S. securities, including:
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The risk of delays in settling portfolio transactions and the risk of loss arising out of the system of share registration and custody used in Russia;
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Risks in connection with the maintenance of the Fund’s portfolio securities and cash with foreign sub-custodians and securities depositories, including the risk that appropriate sub-custody arrangements will not be available to the Fund;
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The risk that the Fund’s ownership rights in portfolio securities could be lost through fraud or negligence because ownership in shares of Russian companies is recorded by the companies themselves and by registrars, rather than by a central registration system;
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The risk that the Fund may not be able to pursue claims on behalf of its shareholders because of the system of share registration and custody, and because Russian banking institutions and registrars are not guaranteed by the Russian government; and
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The risk that various responses by other nation-states to alleged Russian cyber activity will impact Russia’s economy and Russian issuers of securities in which the Fund invests.
Russian invasion of Ukraine. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions, including declines in its stock markets and the value of the ruble against the U.S. dollar, are impossible to predict, but could be significant. Disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, import and export restrictions, tariffs or cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians, may impact Russia’s economy, Russian issuers of securities in which the Fund invests, or the economies of Europe as a whole. Actual and threatened
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responses to Russian military action may also impact the markets for certain Russian commodities, such as oil and natural gas, as well as other sectors of the Russian economy, and are likely to have collateral impacts on such sectors across Europe and globally.
Russia Sanctions. Governments in the U.S. and many other countries (collectively, the “Sanctioning Bodies”) have imposed economic sanctions on certain Russian individuals, including politicians, and Russian corporate and banking entities, including banning Russia from global payments systems that facilitate cross-border payments. The Sanctioning Bodies, or others, could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities and/or funds invested in prohibited assets, impairing the ability of the Fund to buy, sell, receive or deliver those securities and/or assets.
The sanctions against certain Russian issuers include prohibitions on transacting in or dealing in issuances of debt or equity of such issuers. Compliance with each of these sanctions has and may continue to impair the ability of the Fund to buy, sell, hold, receive or deliver the affected securities or other securities of such issuers. If it becomes impracticable or unlawful for the Fund to hold securities subject to, or otherwise affected by, sanctions (collectively, “affected securities”), or if deemed appropriate by BFA, the Fund may prohibit in-kind deposits of the affected securities in connection with creation transactions and instead require a cash deposit, which may also increase the Fund's transaction costs. The Fund may also be legally required to freeze assets in a blocked account.
Sanctions have resulted in Russia taking counter measures or retaliatory actions, which has impaired the value and liquidity of Russian securities. These retaliatory measures include the immediate freeze of Russian assets held by the Fund. Due to the freeze of these assets, including depositary receipts, the Fund may need to liquidate non-restricted assets in order to satisfy any Fund redemption orders. The liquidation of Fund assets during this time may also result in the Fund receiving substantially lower prices for its securities. Russia may implement additional retaliatory measures, which may further impair the value and liquidity of Russian securities and the ability of the Fund to receive dividend payments. Recently, Russia has issued a number of countersanctions, some of which restrict the distribution of profits by limited liability companies (e.g., dividends), and prohibits Russian persons from entering into transactions with designated persons from “unfriendly states” as well as the export of raw materials or other products from Russia to certain sanctioned persons. Russian companies may be unable to pay dividends and, if they pay dividends, the Fund may be unable to receive them.
These sanctions, the decision by Russia to suspend trading on the Moscow Exchange (MOEX) and prohibit non-resident investors from executing security sales, and other events have led to changes in the Fund's Underlying Index. The Fund’s Index Provider has removed Russian securities from the Underlying Index. To the extent that the Fund rebalances its portfolio and trades in non-Russian securities to seek to track the
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investment results of the Underlying Index, this may result in transaction costs and increased tracking error. The Fund is currently restricted from trading in Russian securities, including those in its portfolio, while the Underlying Index has removed Russian securities. This disparity will also lead to increased tracking error. The inability of the Fund to trade in Russian securities may adversely affect the Fund’s ability to meet its investment objective. It is unknown when, or if, sanctions may be lifted or the Fund’s ability to trade in Russian securities will resume.
Also, if an affected security is included in the Fund's Underlying Index, the Fund may, where practicable, seek to eliminate its holdings of the affected security by employing or augmenting its representative sampling strategy to seek to track the investment results of its Underlying Index. The use of (or increased use of) a representative sampling strategy may increase the Fund’s tracking error risk. If the affected securities constitute a significant percentage of the Underlying Index, the Fund may not be able to effectively implement a representative sampling strategy, which may result in significant tracking error between the Fund’s performance and the performance of its Underlying Index.
Risk of Investing in the U.S. Investing in U.S. issuers involves legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. A decrease in imports or exports, changes in trade regulations, inflation, an economic recession, financial system stress, or political turmoil, among other risks, may have an adverse effect on the U.S. economy and the securities listed on U.S. exchanges. The U.S. is also subject to the risk of natural disasters, such as droughts, earthquakes, fires and floods. U.S. security risks include acts of terrorism, internal unrest and a deterioration in relations between the U.S. and certain countries. Any of these may adversely affect the U.S. economy, financial markets or issuers.
Governmental agencies project that the U.S. will maintain elevated public debt levels for the foreseeable future. Although elevated debt levels do not necessarily indicate or cause economic problems, the costs of servicing such debt may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. BlackRock Institutional Trust Company, N.A. (“BTC”), which is the securities lending agent for the iShares/BlackRock ETFs, will take into account the tax impact to Fund shareholders of substitute payments for dividends when managing the securities lending program.
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in
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the Fund’s portfolio and those included in the Underlying Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund's valuation of a security at the time of calculation of the Fund's NAV), transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX ETFs.
U.S. Agency Mortgage-Backed Securities Risk. The Fund invests in securities backed by pools of mortgages issued or guaranteed by the U.S. government or one of its agencies or sponsored entities, including Fannie Mae, Ginnie Mae or Freddie Mac. While securities guaranteed by Ginnie Mae are backed by the full faith and credit of the U.S. government, securities issued by Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to its agencies or sponsored entities where it is not obligated to do so. Bonds or debentures that do not carry the backing of the full faith and credit of the U.S. government are subject to more credit risk than securities that are supported by the full faith and credit of the U.S. government. To the extent that the U.S. government has provided support to a U.S. agency or sponsored entity in the past, there can be no assurance that the U.S. government will provide support in the future if it is not obligated to do so. If a U.S. government agency or sponsored entity that is the issuer of securities in which the Fund invests is unable to meet its obligations or ceases to exist and no plan is made for repayment of securities, the performance of the Fund will be adversely affected.
MBS represent interests in “pools” of mortgages and, due to the nature of these loans they represent, are subject to prepayment and extension risk. Prepayment risk is the risk that, during periods of falling interest rates, an issuer of mortgages and other fixed-income securities may be able to repay principal prior to the security’s maturity. This may cause the Fund to have to reinvest in securities with a lower yield or higher risk of default, resulting in a decline in the Fund's income or return potential.
MBS are also subject to extension risk, which is the risk that when interest rates rise, certain MBS will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline in income and potentially in the value of the investment.
Because of prepayment and extension risks, MBS react differently to changes in interest rates than other bonds. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain MBS. These securities are also subject to the risk of default on the underlying mortgage loans, particularly during periods of economic downturn.
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The Fund seeks to obtain exposure to the fixed-rate portion of U.S. agency mortgage pass-through securities primarily through TBA securities, or TBA transactions. TBAs refer to a commonly used mechanism for the forward settlement of U.S. agency MBS, and not to a separate type of MBS. Default or bankruptcy of a counterparty to a TBA transaction would expose the Fund to possible losses because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction.
The Fund intends to invest cash pending settlement of TBA transactions in money market instruments, repurchase agreements, or other high quality, liquid short-term instruments, including money market funds advised by BFA. The Fund will pay its pro rata share of fees and expenses of any money market fund that it may invest in, in addition to the Fund’s own fees and expenses.
U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline. U.S. Treasury securities are rated AA+ by S&P Global Ratings. A downgrade of the rating of U.S. Treasury securities may cause the value of the Fund's U.S. Treasury obligations to decline. Because U.S. government debt obligations are often used as a benchmark for other borrowing arrangements, a downgrade could also result in higher interest rates for a range of borrowers, cause disruptions in the international bond markets and have a substantial adverse effect on the U.S. and global economy.
A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and lead the government to issue additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that the U.S. government will not be able to make principal or interest payments when they are due. If market participants determine that U.S. sovereign debt levels have become unsustainable, the value of the U.S. dollar could decline, thus increasing inflationary pressures, particularly with respect to services outsourced to non-U.S. providers and imported goods and constrain or prevent the U.S. government from implementing effective countercyclical fiscal policy in economic downturns. Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period that shareholders own shares of the Fund. Notwithstanding that U.S. Treasury obligations are backed by the full faith and credit of the United States, circumstances could arise that could prevent the timely payment of interest or principal, such as reaching the legislative “debt ceiling.” Such non-payment would result in losses to the Fund and substantial negative consequences for the U.S. economy and the global financial system.
Valuation Risk. The price that the Fund could receive upon the sale (or other disposition) of a security or other asset may differ from the Fund’s valuation of the security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology. The price received by the Fund also may differ from the value used by the Underlying Index (if
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applicable). Because non-U.S. exchanges or markets may be open on days or during time periods when the Fund does not price its shares, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when investors are not able to purchase or sell Fund shares.
In addition, for purposes of calculating the Fund's NAV, the value of assets denominated in non-U.S. currencies (if any) is translated into U.S. dollars at the prevailing market rates. This translation may result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index. Authorized Participants that create or redeem Fund shares on days when the Fund is holding fair-valued securities or other assets may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the securities or other assets not been fair valued or been valued using a different methodology. The ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies. The order of the below risk factors does not indicate the significance of any particular risk factor.
Close-Out Risk for Qualified Financial Contracts. Regulations adopted by global prudential regulators require counterparties that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent a Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and also prohibit a Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit risk and other risks to a Fund.
Financials Sector Risk. Companies in the financials sector are subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge, the amount of capital and liquid assets they must maintain and, potentially, their size. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by such regulation. Increased risk taking by financial companies may also result in greater overall risk in the U.S. and global financials sector. The impact of changes in capital requirements, or recent or future regulation in various countries, on any individual financial company or on the financials sector as a whole cannot be predicted.
Certain risks may impact the value of investments in the financials sector more severely than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the
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financials sector are exposed directly to the credit risk of their borrowers and counterparties, who may be leveraged to an unknown degree, including through swaps and other derivatives products. Financial services companies may have significant exposure to the same borrowers and counterparties, with the result that a borrower’s or counterparty’s inability to meet its obligations to one company may affect other companies with exposure to the same borrower or counterparty. This interconnectedness of risk may result in significant negative impacts to companies with direct exposure to the defaulting counterparty as well as adverse cascading effects in the markets and the financials sector generally. Companies in the financials sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades, adverse public perception and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. The financials sector is particularly sensitive to fluctuations in interest rates. The financials sector is also a target for cyberattacks. Cybersecurity incidents and technology malfunctions and failures have become increasingly frequent and have caused significant losses to companies in this sector, which may negatively impact the Fund. The extent to which the Fund may invest in a company that engages in securities-related activities or banking is limited by applicable law.
Illiquid Investments Risk. The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and any security or instrument held by the Fund may be deemed an illiquid investment pursuant to the Fund’s liquidity risk management program. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. An investment may be illiquid due to, among other things, the reduced number and capacity of traditional market participants to make a market in securities or instruments, the lack of an active market for such securities or instruments, capital controls, delays or limits on repatriation of local currency, or insolvency of local governments. To the extent that the Fund invests in securities or instruments with substantial market and/or credit risk, the Fund will tend to have increased exposure to the risks associated with illiquid investments. Illiquid investments may be harder to value, especially in changing markets. If the Fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the Fund may be greater than normal. Other market participants may be attempting to liquidate holdings at the same time as the Fund, causing increased supply of the Fund’s underlying investments in the market and
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contributing to illiquid investments risk and downward pricing pressure. In addition, if the Fund is limited in its ability to sell illiquid investments during periods when shareholders are redeeming their shares, the Fund will need to sell liquid securities to meet redemption requests and illiquid securities will become a larger portion of the Fund’s holdings. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund's NAV.
Non-U.S. Issuers Risk. Securities issued by non-U.S. issuers have different risks from securities issued by U.S. issuers. These risks include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, uncertainties of transnational litigation, and potential restrictions on the flow of international capital, including the possible seizure or nationalization of the securities issued by non-U.S. issuers held by the Fund. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. Unfavorable political, economic or governmental developments in non-U.S. countries could affect the payment of a security’s principal and interest. Securities issued by non-U.S. issuers may also be less liquid than, and more difficult to value than, securities of U.S. issuers. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer’s local currency against the U.S. dollar.
Privately Issued Securities Risk. The Fund may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S under the Securities Act of 1933, as amended (the “1933 Act”). Privately issued securities typically may be resold only to qualified institutional buyers, or in a privately negotiated transaction, or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund may find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s NAV due to the absence of an active trading market. There can be no assurance that a privately issued security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and its value may decline as a result.
Risk of Investing in Developed Countries. Investment in developed country issuers will subject the Fund to legal, regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries generally tend to rely on services sectors (e.g., the financial services sector) as the primary means of
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economic growth. A prolonged slowdown in one or more services sectors is likely to have a negative impact on economies of certain developed countries, although economies of individual developed countries can be impacted by slowdowns in other sectors. In the past, certain developed countries have been targets of terrorism, and some geographic areas in which the Fund invests have experienced strained international relations due to territorial disputes, historical animosities, defense concerns and other security concerns. These situations may cause uncertainty in the financial markets in these countries or geographic areas and may adversely affect the performance of the issuers to which the Fund has exposure. Heavy regulation of certain markets, including labor and product markets, may have an adverse effect on certain issuers. Such regulations may negatively affect economic growth or cause prolonged periods of recession. Many developed countries are heavily indebted and face rising healthcare and retirement expenses. In addition, price fluctuations of certain commodities and regulations impacting the import of commodities may negatively affect developed country economies.
Threshold/Underinvestment Risk. If certain aggregate and/or fund-level ownership thresholds are reached through transactions undertaken by BFA, its affiliates or the Fund, or as a result of third-party transactions or actions by an issuer or regulator, the ability of BFA and its affiliates on behalf of clients (including the Fund) to purchase or dispose of investments, exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. The capacity of the Fund to invest in certain securities or other assets may be affected by the relevant threshold limits, and such limitations may have adverse effects on the liquidity and performance of the Fund’s portfolio holdings. To the extent a Fund tracks an index, such limits may increase the risk of the Fund being underinvested in an asset relative to its Underlying Index and increase the risk of tracking error.
For example, ownership limits may apply to securities whose issuers operate in certain regulated industries or in certain international markets. Such limits also may apply where the investing entity (such as the Fund) is subject to corporate or regulatory ownership restrictions or invests in certain futures or other derivative transactions. In certain circumstances, aggregate and/or fund-level amounts invested or voted by BFA and its affiliates for their proprietary accounts and for client accounts (including the Fund) may not exceed the relevant limits without the grant of a license or other regulatory or corporate consent. In other cases, exceeding such thresholds may cause BFA and its affiliates, the Fund or other client accounts to suffer disadvantages or business restrictions.
Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The Fund discloses its portfolio holdings daily at www.iShares.com. Fund fact sheets providing information regarding the Fund's top holdings are posted on www.iShares.com when available and may be requested by calling 1-800-iShares (1-800-474-2737).
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Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Fund. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, and litigation expenses and any extraordinary expenses (as determined by a majority of the Trustees who are not “interested persons” of the Trust). Operating expenses paid by BFA under the Investment Advisory Agreement exclude Acquired Fund Fees and Expenses, if any.
For the fiscal year ended February 29, 2024, BFA was paid a management fee from the Fund, as a percentage of the Fund’s average daily net assets, net of any applicable waivers, at the annual rate of 0.12%.
BFA has contractually agreed to waive a portion of its management fees in an amount equal to the Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other registered investment companies advised by BFA, or its affiliates, through June 30, 2025. The contractual waiver may be terminated prior to June 30, 2025 only upon written agreement of the Trust and BFA. In addition, BFA may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”). As of March 31, 2024, BFA and its affiliates provided investment advisory services for assets of approximately $10.5 trillion. BFA and its affiliates trade and invest for their own accounts in the actual securities and types of securities in which the Fund may also invest, which may affect the price of such securities.
A discussion regarding the basis for the approval by the Trust's Board of Trustees (the “Board”) of the Investment Advisory Agreement with BFA is available in the Fund's Semi-Annual Report for the period ended August 31.
Portfolio Managers. James Mauro and Karen Uyehara are primarily responsible for the day-to-day management of the Fund. The Portfolio Managers are responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their respective portfolio management teams to focus on certain asset classes, implementing investment
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strategy, researching and reviewing investment strategy and overseeing members of their respective portfolio management teams who have more limited responsibilities.
James Mauro has been employed by BFA or its affiliates as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since 2020.
Karen Uyehara has been employed by BFA or its affiliates as a senior portfolio manager since 2010. Prior to that, Ms. Uyehara was a portfolio manager at Western Asset Management Company (WAMCO). Ms. Uyehara has been a Portfolio Manager of the Fund since 2021.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company is the administrator, custodian and transfer agent for the Fund. JPMorgan Chase Bank, N.A. serves as custodian for the Fund in connection with certain securities lending activities.
Conflicts of Interest. The investment activities of BFA and its affiliates (including BlackRock and its subsidiaries (collectively, the “Affiliates”)), and their respective directors, officers or employees, in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and its Affiliates provide investment management services to other funds and discretionary managed accounts that may follow investment programs similar to that of the Fund. BFA and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more Affiliates act, or may act, as an investor, research provider, investment manager, commodity pool operator, commodity trading advisor, financier, underwriter, adviser, trader, lender, index provider, agent and/or principal, and have other direct and indirect interests in securities, currencies, commodities, derivatives and other instruments in which the Fund may directly or indirectly invest. The Fund may invest in securities of, or engage in other transactions with, companies with which an Affiliate has significant debt or equity investments or other interests. The Fund may also invest in issuances (such as structured notes) by entities for which an Affiliate provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. The Fund also may invest in securities of, or engage in other transactions with, companies for which an Affiliate provides or may in the future provide research coverage. An Affiliate may have business relationships with, and purchase or distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the
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Fund. This may include transactions in securities issued by other open-end and closed-end investment companies (which may include investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”)). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate having positions in certain securities that are senior or junior to, or have interests different from or adverse to, the securities that are owned by the Fund.
Neither BlackRock nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. The results of the Fund's investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by BlackRock or an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
In addition, the Fund may, from time to time, enter into transactions in which BFA or an Affiliate or its or their directors, officers, employees or clients have an adverse interest. Furthermore, transactions undertaken by clients advised or managed by BFA or its Affiliates may adversely impact the Fund. Transactions by one or more clients or by BFA or its Affiliates or their directors, officers or employees may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to BFA or one or more Affiliates and/or their internal policies designed to comply with such restrictions.
Under a securities lending program approved by the Board, the Fund has retained BTC, an Affiliate of BFA, to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the securities lending agent will receive a fee from the Fund based on the returns earned on the Fund’s lending activities, including investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
Under an ETF Services Agreement, the Fund has retained BlackRock Investments, LLC (the “Distributor” or “BRIL”), an Affiliate of BFA, to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units of the Fund (“ETF Services”). BRIL will retain a portion of the standard transaction fee received from Authorized Participants on each creation or redemption order from the Authorized Participant for the ETF Services provided. BlackRock collaborated with, and received payment from, Citibank, N.A. (“Citibank”) on the design and development of the ETF Services platform. Citibank may have, or from time to time may develop, additional relationships with BlackRock or funds managed by BFA and its affiliates.
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It is also possible that, from time to time, BlackRock and/or its advisory clients (including other funds and separately managed accounts) may, subject to compliance with applicable law, purchase and hold shares of the Fund. The price, availability, liquidity, and (in some cases) expense ratio of the Fund may be impacted by purchases and sales of the Fund by BlackRock and/or its advisory clients.
The activities of BFA and its Affiliates and their respective directors, officers or employees may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange or otherwise in the secondary market. The Fund's shares trade under the ticker symbol “EUSB.”
Buying or selling Fund shares on an exchange or other secondary market involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you may incur a brokerage commission and other charges. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The Fund's spread may also be impacted by the liquidity or illiquidity of the underlying securities held by the Fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities.
The Fund does not impose restrictions on the frequency of purchases and redemptions of Fund shares directly with the Fund. The Board determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of Fund shares because the Fund generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio
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securities. However, the Fund has taken certain measures (e.g., imposing transaction fees on purchases and redemptions of Creation Units and reserving the right to reject purchases of Creation Units under certain circumstances) to minimize the potential consequences of frequent cash purchases and redemptions by Authorized Participants, such as increased tracking error, disruption of portfolio management, dilution to the Fund, and/or increased transaction costs. Further, the vast majority of trading in Fund shares occurs on the secondary market, which does not involve the Fund directly, and such trading is unlikely to cause many of the harmful effects of frequent cash purchases or redemptions of Fund shares.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.
Section 12(d)(1) of the 1940 Act generally restricts investments by investment companies, including foreign and unregistered investment companies, in the securities of other investment companies. For example, a registered investment company (the “Acquired Fund”), such as the Fund, may not knowingly sell or otherwise dispose of any security issued by the Acquired Fund to any investment company (the “Acquiring Fund”) or any company or companies controlled by the Acquiring Fund if, immediately after such sale or disposition: (i) more than 3% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and any company or companies controlled by the Acquiring Fund, or (ii) more than 10% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and other investment companies and companies controlled by them. However, registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) in reliance on Rule 12d1-4 under the 1940 Act, the registered investment company must, among other things, enter into an agreement with the Trust. Foreign investment companies are permitted to invest in the Fund only up to the limits set forth in Section 12(d)(1), subject to any applicable SEC no-action relief.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of, and holds legal title to, all outstanding shares of the Fund.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its
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participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as the supply of and demand for ETF shares and underlying securities held by the Fund, economic conditions and other factors.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the close of regular trading hours of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund is determined pursuant to BFA’s valuation policies and procedures. BFA has been designated by the Board as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act.
The Fund values fixed-income portfolio securities using last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Fund's approved independent third-party pricing services, each in accordance with BFA's valuation policies and procedures. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller odd lot sizes. Odd lots often trade at lower prices than institutional round lots. An amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless BFA determines in good faith that such method does not represent fair value.
Generally, trading in non-U.S. securities and money market instruments is substantially completed each day at various times prior to the close of regular trading hours of the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, BFA will fair value the Fund’s investments in accordance with its policies and procedures. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of trading or other reasons, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, when there is a significant event subsequent to the most recent market quotation, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is
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available. A “significant event” is deemed to occur if BFA determines, in its reasonable business judgment prior to or at the time of pricing the Fund’s assets or liabilities, that the event is likely to cause a material change to the last exchange closing price or closing market price of one or more assets held by, or liabilities of, the Fund.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
Dividends and Distributions.
General Policies. Dividends from net investment income, if any, generally are declared and paid at least once a year by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Note on Tax Information. The following sections summarize some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Certain states and localities may exempt from tax distributions attributable to interest from U.S. federal government obligations. Consult your personal tax advisor about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
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Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, in which case your distributions generally will be taxable when withdrawn, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Long-term capital gains are eligible for taxation at a maximum rate of 15% or 20% for non-corporate shareholders, depending on whether their income exceeds certain threshold amounts. Distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married and filing jointly) and of estates and trusts. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
You may lose the ability to use foreign tax credits passed through by the Fund if your Fund shares are loaned out pursuant to a securities lending agreement.
If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
Dividends, interest and capital gains earned by the Fund with respect to securities issued by non-U.S. issuers may give rise to withholding, capital gains and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the total assets of the Fund at the close of a year consists of non-U.S. stocks or securities (generally, for this purpose, depositary receipts, no matter where traded, of non-U.S. companies are treated as “non-U.S.”), generally the Fund may “pass through” to you certain non-U.S. income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in
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calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.
For purposes of foreign tax credits for U.S. shareholders of the Fund, foreign capital gains taxes may not produce associated foreign source income, limiting the availability of such credits for U.S. persons.
If you are neither a resident nor a citizen of the U.S. or if you are a non-U.S. entity (other than a pass-through entity to the extent owned by U.S. persons), the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.
Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information concerning their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership, unless certain exceptions apply.
If you are a resident or a citizen of the U.S., by law, backup withholding at a 24% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes When Shares Are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
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Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. Each “creator” or authorized participant (an “Authorized Participant”) has entered into an agreement with the Fund's Distributor, an affiliate of BFA. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units.
A creation transaction, which is subject to acceptance by the Distributor and the Fund, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities, assets or other positions (a “creation basket”), and an amount of cash (including any cash representing the value of substituted securities, assets or other positions), if any, which together approximate the holdings of the Fund in exchange for a specified number of Creation Units. Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities, assets or other positions (a “redemption basket”) held by the Fund and an amount of cash (including any portion of such securities for which cash may be substituted). The Fund generally offers Creation Units partially for cash, but may, in certain circumstances, offer Creation Units solely for cash or solely in-kind. Except when aggregated in Creation Units, shares are not redeemable by the Fund. Creation and redemption baskets may differ and the Fund will accept “custom baskets.” More information regarding custom baskets is contained in the Fund's SAI.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
Only an Authorized Participant may create or redeem Creation Units with the Fund. Authorized Participants may create or redeem Creation Units for their own accounts or for customers, including, without limitation, affiliates of the Fund.
In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined in Rule 144A under the 1933 Act, will not be able to receive restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant that has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the
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procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
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Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 50 Hudson Yards, New York, NY 10001.
BFA or its affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, data provision services, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments or other financial incentives it is eligible to receive. Therefore, such payments or other financial incentives offered or made to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its affiliates.
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Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)

	iShares ESG Advanced Total USD Bond Market ETF
	Year Ended 02/29/24	Year Ended 02/28/23	Year Ended 02/28/22	Period From 06/23/20(a) to 02/28/21
Net asset value, beginning of period	$42.27	$47.64	$49.61	$50.00
Net investment income(b)	1.35	1.01	0.60	0.35
Net realized and unrealized gain (loss)(c)	0.19	(5.38)	(2.01)	(0.42)
Net increase (decrease) from investment operations	1.54	(4.37)	(1.41)	(0.07)
Distributions from net investment income(d)	(1.34)	(1.00)	(0.56)	(0.32)
Net asset value, end of period	$42.47	$42.27	$47.64	$49.61
Total Return(e)
Based on net asset value	3.70%	(9.22)%	(2.85)%	(0.16)%(f)
Ratios to Average Net Assets(g)
Total expenses	0.12%	0.12%	0.12%	0.12%(h)
Total expenses after fees waived	0.12%	0.11%	0.11%	0.11%(h)
Net investment income	3.19%	2.32%	1.23%	1.03%(h)
Supplemental Data
Net assets, end of period (000)	$590,340	$570,693	$609,795	$188,521
Portfolio turnover rate(i)(j)	63%	167%	243%	216%(f)
(a)Commencement of operations.
(b)Based on average shares outstanding.
(c)The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)Where applicable, assumes the reinvestment of distributions.
(f)Not annualized.
(g)Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)Annualized.
(i)Portfolio turnover rate excludes in-kind transactions, if any.
(j)Includes mortgage dollar roll transactions (“MDRs”).
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Index Provider
The Underlying Index is maintained by Bloomberg. Bloomberg is not affiliated with the Trust, BFA, the Distributor or any of their respective affiliates.
To use the Underlying Index, BFA or its affiliates have entered into a license agreement with MSCI ESG Research, which may license the Underlying Index pursuant to its agreement with Bloomberg Index Services Limited or an affiliate. MSCI ESG Research is not affiliated with the Trust, BFA, the Distributor or any of their respective affiliates.
Disclaimers
THIS FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI ESG RESEARCH, BLOOMBERG INDEX SERVICES LIMITED (“BLOOMBERG”), OR ANY OF THEIR AFFILIATES, ANY OF THEIR INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY BLOOMBERG MSCI ESG INDEX (EACH, AN “INDEX”) (COLLECTIVELY, THE “INDEX PARTIES”). THE INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI ESG RESEARCH AND BLOOMBERG (AND THEIR LICENSORS). “BLOOMBERG”, “MSCI ESG RESEARCH”, AND THE INDEX NAMES, ARE RESPECTIVE TRADE AND/OR SERVICE MARK(S) OF BLOOMBERG, MSCI ESG RESEARCH OR THEIR AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY BFA OR ITS AFFILIATES. NONE OF THE INDEX PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF ANY INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI ESG RESEARCH, BLOOMBERG, OR THEIR AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY BLOOMBERG AND/OR MSCI ESG RESEARCH WITHOUT REGARD TO THIS FUND OR THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY. NONE OF THE INDEX PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE INDEXES. NONE OF THE INDEX PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS FUND’S SHARES TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS FUND’S SHARES ARE REDEEMABLE. FURTHER, NONE OF THE INDEX PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND’S SHARES.
ALTHOUGH THE INDEX PARTIES SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES CONSIDERED RELIABLE, NONE OF THE INDEX PARTIES WARRANTS OR
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GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE INDEX PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE INDEX PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE INDEX PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE INDEX PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE INDEX PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
The past performance of the Underlying Index is not a guide to future performance. BFA and its affiliates do not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA and its affiliates shall have no liability for any errors, omissions or interruptions therein. BFA and its affiliates make no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA or its affiliates have any liability for any special, punitive, direct, indirect, consequential or any other damages (including lost profits), even if notified of the possibility of such damages.
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Want to know more?
iShares.com  | 1-800-474-2737
Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at www.iShares.com. Copies of the Prospectus, SAI, shareholder reports and other information, as applicable and when available, can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is, or will be, available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual Report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 1 University Square Drive, Princeton, NJ 08540
Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
©2024 BlackRock, Inc. All rights reserved. iSHARES® and BLACKROCK®are registered trademarks of BFA and its affiliates. All other marks are the property of their respective owners.
Investment Company Act File No.: 811-09729
IS-P-EUSB-0624

June 28, 2024

2024 Prospectus
iShares Trust
• iShares ESG Aware 1-5 Year USD Corporate Bond ETF  | SUSB | NASDAQ

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

“Bloomberg MSCI US Corporate 1-5 Year ESG Focus Index” is the exclusive property of MSCI ESG Research LLC (“MSCI ESG Research”) and Bloomberg Finance L.P. (and their licensors) (“Bloomberg”). “Bloomberg”, “MSCI ESG Research”, and the index name, are respective trade and/or service mark(s) of Bloomberg, MSCI ESG Research or their affiliates and have been licensed for use for certain purposes by BFA or its affiliates.
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iSHARES®ESG AWARE 1-5 YEAR USD CORPORATE BOND ETF
Ticker: SUSB Stock Exchange: Nasdaq
Investment Objective
The iShares ESG Aware 1-5 Year USD Corporate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds having remaining maturities between one and five years and issued by companies that have positive environmental, social and governance characteristics while seeking to exhibit risk and return characteristics similar to those of the parent index of such index.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except: (i) the management fees, (ii) interest expenses, (iii) taxes, (iv) expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, (v) distribution fees or expenses, and (vi) litigation expenses and any extraordinary expenses.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)[1]
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[2]	Total Annual Fund Operating Expenses
0.12%	None	0.00%	0.12%

1
Operating expenses paid by BFA under the Investment Advisory Agreement exclude acquired fund fees and expenses, if any.
2
The amount rounded to 0.00%.
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Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$12	$39	$68	$154
Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 31% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to track the investment results of the Bloomberg MSCI US Corporate 1-5 Year ESG Focus Index (the “Underlying Index”), which has been developed by Bloomberg Finance L.P. and its affiliates (the “Index Provider” or “Bloomberg”) with environmental, social and governance (“ESG”) rating inputs from MSCI ESG Research LLC (“MSCI ESG Research”) pursuant to an agreement between MSCI ESG Research and Bloomberg Index Services Limited, a subsidiary of Bloomberg. The Underlying Index is an optimized fixed-income index designed to reflect the performance of U.S.
dollar-denominated, investment-grade (as determined by Bloomberg) corporate bonds having remaining maturities between one and five years and issued by companies that have positive ESG characteristics (as determined by MSCI ESG Research ratings), while seeking to exhibit risk and return characteristics similar to those of the Bloomberg US Corporate 1-5 Years Index (the “Parent Index”). As of February 29, 2024, the Underlying Index included issuers from the following countries: Australia, Belgium, Brazil, Canada, Chile, China, Finland, France, Germany, Ireland, Japan, Macau, Mexico, the Netherlands, Singapore, Spain, Switzerland, Taiwan, the United Kingdom (the “U.K.”), and the U.S.
The Index Provider begins with the Parent Index and excludes companies involved in the business of tobacco, companies involved with controversial weapons, producers and retailers of civilian firearms, companies involved in certain fossil fuels-related activity (such as the production of thermal coal, thermal coal-based power generation and extraction of oil sands) based on revenue or percentage of revenue thresholds for certain categories (e.g., $20 million or 5%) and categorical exclusions for others (e.g., controversial weapons). The Index Provider also
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excludes companies involved in very severe business controversies (in each case as determined by MSCI ESG Research), as well as securities of companies without an MSCI ESG Research rating, and then follows a quantitative process in an effort to determine optimal weights for securities to maximize exposure to securities of companies with higher ESG ratings while seeking to exhibit risk and return characteristics similar to the Parent Index.
For each industry, MSCI ESG Research identifies key ESG issues that can lead to substantial costs or opportunities for companies (e.g., climate change, resource scarcity, demographic shifts). MSCI ESG Research then rates each company’s exposure to each key issue based on the company’s business segment and geographic risk and analyzes the extent to which companies have developed robust strategies and programs to manage ESG risks and opportunities. MSCI ESG Research scores companies based on both their risk exposure and risk management. To score well on a key issue, MSCI ESG Research assesses management practices, management performance (through demonstrated track record and other quantitative performance indicators), governance structures, and/or implications in controversies, which all may be taken as a proxy for overall management quality. Controversies, including, among other things, issues involving anti-competitive practices, toxic emissions and waste, and health and safety, occurring within the last three years lead to a deduction from the overall management score on each issue. Using a sector-specific key issue weighting model, companies are rated and ranked in comparison to their industry peers. Key issues and weights are reviewed at the end of each calendar year. Corporate governance is always weighted and analyzed for all companies.
As of February 29, 2024, there were 1,416 issues in the Underlying Index. As of February 29, 2024, a significant portion of the Underlying Index is represented by securities of companies in the financials industry or sector. The components of the Underlying Index are likely to change over time.
The Underlying Index consists of U.S. dollar-denominated corporate bonds that are investment-grade, fixed-rate and taxable and have remaining effective maturities between one and five years. As of February 29, 2024, the average maturity of the securities in the Underlying Index was 2.75 years and the average credit rating was A3/A-/A-. The securities in the Underlying Index are updated on the last business day of each month.
BFA uses an indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund.
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“Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of an applicable underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market value and industry weightings), fundamental characteristics (such as return variability, duration (i.e., a security's price sensitivity to a change in interest rates), maturity or credit ratings and yield) and liquidity measures similar to those of an applicable underlying index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund will invest at least 80% of its assets in the component securities of the Underlying Index, and the Fund will invest at least 90% of its assets in fixed income securities of the types included in the Underlying Index that BFA believes will help the Fund track the Underlying Index. The Fund will invest no more than 10% of its assets in futures, options, and swaps contracts that BFA believes will help the Fund track the Underlying Index as well as in fixed income securities other than the types included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. Cash and cash equivalent investments associated with a derivative position will be treated as part of that position for the purposes of calculating the percentage of investments included in the Underlying Index. The Fund seeks to track the investment results of the Underlying Index before fees and expenses of the Fund.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of any collateral received).
The Underlying Index is sponsored by Bloomberg, MSCI ESG Research or their affiliates, which are independent of the Fund and BFA, pursuant to an agreement between MSCI ESG Research and Bloomberg Index Services Limited (a subsidiary of Bloomberg) or an affiliate. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective. Certain key risks are prioritized below (with others following in alphabetical order), but the relative significance of
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any risk is difficult to predict and may change over time. You should review each risk factor carefully.
Interest Rate Risk. Interest rate risk refers to fluctuations in the value of a fixed-income security due to changes in the general level of interest rates. An increase in interest rates generally will cause the value of fixed-income securities to decline. Securities with longer maturities generally are more sensitive to interest rate changes and subject to greater fluctuations in value. Changes in interest rates may have unpredictable effects on fixed-income markets and result in heightened market volatility and lower liquidity for certain instruments, all of which may adversely affect the Fund’s performance. Interest rate changes can be sudden and unpredictable and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for fixed-income securities.
Credit Risk. Debt issuers and other counterparties may be unable or unwilling to make timely interest and/or principal payments when due or otherwise honor their obligations. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also adversely affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on an issuer's or counterparty's financial condition and on the terms of an obligation.
ESG Risk. To the extent that the Underlying Index uses criteria related to the ESG characteristics of issuers, this may limit the types and number of investment opportunities available to the Fund and, as a result, the Fund may underperform other funds whose underlying index does not use ESG criteria. The Underlying Index’s use of ESG criteria may result in the Fund investing in, or allocating greater weight to, securities or market sectors that underperform the market as a whole or underperform other funds that use ESG criteria. In addition, the use of representative sampling may result in divergence of the Fund’s overall ESG characteristics or ESG risk from those of the Underlying Index. The Index Provider may evaluate security-level ESG data and, if applicable, ESG objectives or constraints that are relevant to the Underlying Index only at index reviews or rebalances. Securities included in the Underlying Index may cease to meet the relevant ESG criteria but may nevertheless remain in the Underlying Index and the Fund until the next review or rebalance by the Index Provider. As a result, certain securities in the Underlying Index, or the Underlying Index as a whole, may not meet the relevant ESG objectives or constraints at all times.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, pandemics or other public health issues, recessions, the prospect or occurrence of a sovereign default or other financial crisis, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.
Index-Related Risk. The Index Provider may rely on various sources of information to assess the criteria of components of the Underlying Index,
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including information that may be based on assumptions and estimates. Neither the Fund nor BFA can offer assurances that the Index Provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the Index Provider may not identify or correct them promptly or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider and could cause the Index Provider to postpone a scheduled rebalance. This could cause the Underlying Index to vary from its normal or expected composition.
Asset Class Risk. The securities and other assets in the Underlying Index or in the Fund’s portfolio may underperform in comparison to financial markets generally, a particular financial market, another index, or other asset classes.
Authorized Participant Concentration Risk. An “Authorized Participant” is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows the Authorized Participant to place orders for the purchase and redemption of creation units (“Creation Units”). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. There are a limited number of institutions that may act as Authorized Participants for the Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in creation or redemption transactions. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for the Fund and no other Authorized Participant places orders, Fund shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund's income, or in securities with greater risks or with other less favorable features.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities or other assets of one or more issuers, countries or other geographic units, markets, industries, project types, or asset classes.
Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund, its adviser, distributor, Index Provider, other service providers, counterparties, or issuers of assets in which the Fund invests may cause disruptions that negatively impact the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems.
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The Fund cannot control the cybersecurity plans and systems of its service providers, counterparties, and other third parties whose activities affect the Fund.
Financials Sector Risk. The performance of companies in the financials sector may be adversely impacted by many factors, including, among others, changes in government regulations, economic conditions, and interest rates, credit rating downgrades, adverse public perception, exposure concentration and decreased liquidity in credit markets. The impact of changes in regulation of any individual financial company, or of the financials sector as a whole, cannot be predicted. Cybersecurity incidents and technology malfunctions and failures have become increasingly frequent and have caused significant losses to companies in this sector, which may negatively impact the Fund.
Income Risk. The Fund's income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds.
Issuer Risk. The performance of the Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value of securities or other assets may decline, or perform differently from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.
Management Risk. The Fund is not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets. As the Fund will not fully replicate the Underlying Index and may hold securities or other assets not included in the Underlying Index, it is subject to the risk that the investment strategy of BFA may not produce the intended results. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares (including through a trading halt), losses from trading in secondary markets, periods of high volatility, and disruptions in the process of creating and redeeming Fund shares. Any of these factors, among others, may lead to the Fund’s shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund shares.
Non-U.S. Issuers Risk. Securities issued by non-U.S. issuers carry different risks from securities issued by U.S. issuers. These risks include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability, regulatory and economic differences,
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and potential restrictions on the flow of international capital.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Reliance on Trading Partners Risk. The Fund invests in countries or regions whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund's investments. Through its holdings of securities of certain issuers, the Fund is specifically exposed to Asian Economic Risk, European Economic Risk and North American Economic Risk.
Risk of Investing in Developed Countries. The Fund’s investment in developed country issuers will subject the Fund to legal, regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. Certain developed countries have experienced security concerns, such as war, terrorism and strained international relations. Incidents involving a country’s or region’s security may cause uncertainty in its markets and may adversely affect its economy and the Fund’s investments. In addition, developed countries may be adversely impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.
Risk of Investing in the U.S. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund's valuation of a security at the time of calculation of the Fund's NAV),
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transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX ETFs.
Valuation Risk. The price that the Fund could receive upon the sale (or other disposition) of a security or other asset may differ from the Fund’s valuation of the security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology. The price received by the Fund also may differ from the value used by the Underlying Index. In addition, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when investors are not able to purchase or sell Fund shares. Authorized Participants that create or redeem Fund shares on days when the Fund is holding fair-valued securities or other assets may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the securities or other assets not been fair valued or been valued using a different methodology. The ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
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Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns for 1 and 5 years and since inception compare with the Underlying Index. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Calendar Year-by-Year Returns1

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The Fund’s year-to-date return as of March 31, 2024 was 0.57%.
The best calendar quarter return during the periods shown above was 5.23% in the 2nd quarter of 2020; the worst was -3.77% in the 1st quarter of 2022.
Updated performance information, including the Fund’s current NAV, may be obtained by visiting our website at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).
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Average Annual Total Returns
(for the periods ended December 31, 2023)
	One Year	Five Years	Since Fund Inception
(Inception Date: 7/11/2017)
Return Before Taxes	6.06%	2.19%	1.88%
Return After Taxes on Distributions[1]	4.83%	1.31%	0.97%
Return After Taxes on Distributions and Sale of Fund Shares[1]	3.57%	1.31%	1.05%
Bloomberg MSCI US Corporate 1-5 Year ESG Focus Index (Index returns do not reflect deductions for fees, expenses, or taxes)	6.17%	2.41%	2.11%

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After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.
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Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro and Karen Uyehara (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Ms. Uyehara have been Portfolio Managers of the Fund since 2017 and 2024, respectively.
Purchase and Sale of Fund Shares
The Fund is an ETF. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA, in which case, your distributions generally will be taxed when withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on The Nasdaq Stock Market LLC (“Nasdaq”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.
ETFs are funds that trade like other publicly traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents an ownership interest in an underlying portfolio of securities and other instruments intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants and only in aggregations of a specified number of shares (“Creation Units”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
An index is a financial calculation, based on a grouping of financial instruments, and is not an investment product, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary for a number of reasons, including transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from the Fund's use of representative sampling or from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index. From time to time, the Index Provider may make changes to the methodology or other adjustments to the Underlying Index. Unless otherwise determined by BFA, any such change or adjustment will be reflected in the calculation of the Underlying Index performance on a going-forward basis after the effective date of such change or adjustment. Therefore, the Underlying Index performance shown for periods prior to the effective date of any such change or adjustment will generally not be recalculated or restated to reflect such change or adjustment.
Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
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An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
The Fund's investment objective and the Underlying Index may be changed without shareholder approval.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments. The order of the below risk factors does not indicate the significance of any particular risk factor. The Fund discloses its portfolio holdings daily at www.iShares.com.
Asian Economic Risk. Certain Asian economies have experienced rapid growth and industrialization in recent years, but there is no assurance that this growth rate will be maintained. Other Asian economies, however, have experienced high inflation, high unemployment, currency devaluations and restrictions, and over-extension of credit. Geopolitical hostility, political instability, and economic or environmental events in any one Asian country may have a significant economic effect on the entire Asian region, as well as on major trading partners outside Asia. Any adverse event in the Asian markets may have a significant adverse effect on some or all of the economies of the countries in which the Fund invests. In particular, China is a key trading partner of many Asian countries and any changes in trading relationships between China and other Asian countries may affect the region as a whole. Many Asian countries are subject to political risk, including political instability, corruption and regional conflict with neighboring countries. North Korea and South Korea each have substantial military capabilities, and historical tensions between the two countries present the risk of war. Escalated tensions involving the two countries and any outbreak of hostilities between the two countries, or even the threat of an outbreak of hostilities, could have a severe adverse effect on the entire Asian region. Certain Asian countries have developed increasingly strained relationships with the U.S. or with China, and if these relations were to worsen, they could adversely affect Asian issuers that rely on the U.S. or China for trade. In addition, many Asian countries are subject to social and labor risks associated with demands for improved political, economic and social conditions. These risks, among others, may adversely affect the value of the Fund's investments.
Asset Class Risk. The securities and other assets in the Fund’s portfolio or its Underlying Index may underperform in comparison to other indexes that track, or assets that represent, other countries or geographic units, industries, markets, market segments, or asset classes. Various types of securities, other assets and indexes may experience cycles of outperformance and underperformance in comparison to financial markets generally. This divergence may be due to a number of factors including, among other things, inflation, interest rates, productivity, global demand for local products or resources, and regulation and governmental controls. This may cause the Fund to underperform other investment vehicles that invest in different asset classes.
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Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. There are a limited number of institutions that may act as Authorized Participants for the Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in creation or redemption transactions. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for the Fund and no other Authorized Participant places orders, Fund shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for a Fund that invests in securities issued by non-U.S. issuers or instruments with lower trading volume. Such assets often entail greater settlement and operational complexity and higher capital costs for Authorized Participants, which may limit the number of Authorized Participants that engage with the Fund.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund’s income, or in securities with greater risks or with other less favorable features.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities or other assets of one or more issuers, countries or other geographic units, markets, industries, project types, or asset classes. A Fund with investment concentration may be more adversely affected by the underperformance of those assets, may experience greater price volatility and may be more susceptible to adverse economic, market, political or regulatory impacts on those assets compared to a fund that does not concentrate its investments.
Credit Risk. Credit risk is the risk that the issuer or guarantor of a debt instrument or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments when due or otherwise honor its obligations. There are varying degrees of credit risk, depending on an issuer’s or counterparty’s financial condition and on the terms of an obligation, which may be reflected in the issuer’s or counterparty’s credit rating. There is the chance that the Fund’s portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), or that the market’s perception of an issuer’s creditworthiness may worsen, potentially reducing the Fund’s income level or share price.
Cybersecurity Risk. The Fund and entities that interact with the Fund are susceptible to operational, information security and related cybersecurity risks, both directly and through their service providers. These entities include, but are not limited to, the Fund’s adviser, distributor, other service providers (e.g., index and benchmark providers, accountants, custodians, transfer agents and administrators), counterparties, market makers, Authorized Participants, listing exchanges, other financial market operators, and governmental authorities. Cybersecurity risks are also present for issuers of securities or other assets in which the Fund invests, which could
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result in material adverse consequences for such issuers and may cause the Fund’s investment in such issuers to lose value. Cyber incidents can result from deliberate attacks or unintentional events. They include, but are not limited to, gaining unauthorized access to systems, misappropriating assets or sensitive information, corrupting or destroying data, and causing operational disruption. Geopolitical tensions may increase the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing.
Cybersecurity incidents may cause disruptions and impact business operations and may result in any of the following: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and other legal and compliance expenses. In addition, cyber incidents may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the Fund’s functioning inaccessible, inaccurate or incomplete. The Fund may incur substantial costs in order to resolve or prevent cyber incidents.
The Fund has established business continuity plans in the event of, and risk management systems to prevent, cyber incidents. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, that prevention and remediation efforts will not be successful or that cyber incidents will go undetected. Furthermore, the Fund cannot control the cybersecurity plans and systems of its service providers, counterparties, and other third parties whose activities affect the Fund. The Fund and its shareholders could be negatively impacted as a result.
ESG Risk. To the extent that the Fund’s Underlying Index uses criteria related to the ESG characteristics of issuers, this may limit the types and number of investment opportunities available to the Fund and, as a result, the Fund may underperform other funds whose underlying index does not use ESG criteria. The Underlying Index’s use of ESG criteria may result in the Fund investing in, or allocating greater weight to, securities or market sectors that underperform the market as a whole or underperform other funds that use ESG criteria. In addition, the use of representative sampling may result in divergence of the Fund's overall ESG characteristics or ESG risk from those of the Underlying Index.
The Index Provider to such Underlying Index evaluates securities for inclusion and/or weighting in the Underlying Index based on ESG criteria and data provided by the Index Provider or third parties. The Index Provider’s evaluation of securities’ ESG characteristics depends on these criteria and data, which may vary by index provider, and no assurance can be given that they will be complete, accurate or current. In addition, the Index Provider may evaluate security-level ESG data (including ratings) and, if applicable, ESG objectives or constraints that are relevant to the Underlying Index only at index reviews or rebalances. Securities included in the Underlying Index may cease to meet the relevant ESG criteria but may nevertheless remain in the Underlying Index and in the Fund using the Underlying Index until the next review or
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rebalance by the Index Provider. As a result, certain securities in the Underlying Index, or the Underlying Index as a whole, may not meet the relevant ESG objectives or constraints at all times. If the ESG assessment of a security in the Underlying Index or the Fund changes, neither the Fund nor BFA accepts any liability in relation to such change. BFA does not monitor securities in the Underlying Index with respect to ESG objectives or constraints applied by the Index Provider and is not responsible for changes to the ESG assessment of a security in the Underlying Index between rebalances. In addition, BFA does not assess the validity of the Index Provider’s evaluation of the ESG characteristics of securities or the criteria and data used in such evaluation.
The impacts of risks related to ESG investing are likely to change over time, and new ESG risks may be identified as further data and information regarding ESG factors and impacts become available. In addition, methodologies for ESG investing continue to develop, and the ESG methodology applied by the Index Provider may change over time.
European Economic Risk. The Economic and Monetary Union (the “eurozone”) of the European Union (the “EU”) requires compliance by member states that are members of the eurozone with restrictions on inflation rates, deficits, interest rates and debt levels, as well as fiscal and monetary controls, each of which may significantly affect every country in Europe, including those countries that are not members of the eurozone. Additionally, European countries outside of the eurozone may present economic risks that are independent of the indirect effects that eurozone policies have on them. In particular, the U.K.'s economy may be affected by global economic, industrial and financial shifts. Changes in imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of eurozone countries), the default or threat of default by an EU member state on its sovereign debt and/or an economic recession in an EU member state may have a significant adverse effect on the economies of other EU member states and their trading partners. The European financial markets have historically experienced volatility and adverse trends due to concerns about economic downturns or government debt levels in several European countries, including, but not limited to, Austria, Belgium, Cyprus, France, Greece, Ireland, Italy, Portugal, Spain and Ukraine. These events have affected and may in the future adversely affect the exchange rate of the euro and may significantly affect European countries.
Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest, may limit future growth and economic recovery or may have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The U.K. left the EU (“Brexit”) on January 31, 2020. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets.
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The national politics of countries in Europe have been unpredictable and subject to influence by disruptive political groups and ideologies, including, for example, secessionist movements. The governments of European countries may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe or war in the region could also impact financial markets. The impact of these events is not clear but could be significant and far-reaching and could adversely affect the value and liquidity of the Fund's investments.
Russian Invasion of Ukraine. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions, including declines in its stock markets and the value of the ruble against the U.S. dollar, are impossible to predict, but could be significant. Disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, import and export restrictions, tariffs or cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians, may impact Russia's economy, Russian issuers of securities in which the Fund invests, or the economies of Europe as a whole. Actual and threatened responses to Russian military action may also impact the markets for certain Russian commodities, such as oil and natural gas, as well as other sectors of the Russian economy, and are likely to have collateral impacts on such sectors across Europe and globally.
Financials Sector Risk. Companies in the financials sector are subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge, the amount of capital and liquid assets they must maintain and, potentially, their size. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by such regulation. Increased risk taking by financial companies may also result in greater overall risk in the U.S. and global financials sector. The impact of changes in capital requirements, or recent or future regulation in various countries, on any individual financial company or on the financials sector as a whole cannot be predicted.
Certain risks may impact the value of investments in the financials sector more severely than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financials sector are exposed directly to the credit risk of their borrowers and counterparties, who may be leveraged to an unknown degree, including through swaps and other derivatives products. Financial services companies may have significant exposure to the same borrowers and counterparties, with the result that a borrower’s or counterparty’s inability to meet its obligations to one company may affect other companies with exposure to the same borrower or counterparty. This interconnectedness of risk may result in significant negative impacts to companies with direct exposure to the defaulting counterparty as well as adverse cascading
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effects in the markets and the financials sector generally. Companies in the financials sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades, adverse public perception and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. The financials sector is particularly sensitive to fluctuations in interest rates. The financials sector is also a target for cyberattacks. Cybersecurity incidents and technology malfunctions and failures have become increasingly frequent and have caused significant losses to companies in this sector, which may negatively impact the Fund. The extent to which the Fund may invest in a company that engages in securities-related activities or banking is limited by applicable law.
Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds. The Index Provider’s substitution of bonds in the Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index’s stated maturity guidelines.
Index-Related Risk. The Fund seeks to achieve a return that corresponds generally to the price and yield performance, before fees and expenses, of its Underlying Index as published by the Index Provider. There is no assurance that the Index Provider or its agents will construct or calculate the Underlying Index accurately. While the Index Provider describes what the Underlying Index is designed to achieve, neither the Index Provider nor its agents provide any warranty or accept any liability regarding the quality, accuracy or completeness of the Underlying Index or its related data, and they do not guarantee that the Underlying Index will be in line with the Index Provider’s methodology. BFA also does not provide any warranty or guarantee against the Index Provider’s or any agent’s errors.
The Index Provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor BFA can offer assurances that the Index Provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the Index Provider may not identify or correct them promptly or at all, particularly for indexes that are less commonly used as benchmarks. In addition, there may be heightened risks associated with the adequacy and reliability of information about emerging markets constituents, as such markets may have less information available or less regulatory oversight. Errors related to the Underlying Index may negatively or positively impact the Fund and its shareholders. For example, if the Underlying Index contains incorrect constituents, the Fund will have exposure to such constituents and will be underexposed to the Underlying Index’s other constituents. Shareholders should understand that any gains from the Index Provider’s errors will be kept by the
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Fund and its shareholders and any losses or costs from such errors will be borne by the Fund and its shareholders.
Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider and could cause the Index Provider to postpone a scheduled rebalance to the Underlying Index. This could cause the Underlying Index to vary from its normal or expected composition. If a scheduled rebalance is postponed, index constituents that would otherwise be removed at the rebalance (due to, for example, changes in market capitalization or issuer credit ratings) may remain, causing the performance and constituents of the Underlying Index to vary from those expected under normal conditions. In addition, to the extent circumstances evolve between periodic index reviews and reconstitutions, the Underlying Index may include constituents that do not align with its objective or selection criteria, and the Fund tracking the Underlying Index may be similarly affected.
In addition to scheduled rebalances, the Index Provider or its agents may carry out ad hoc index rebalances due to reaching certain weighting constraints, unusual market conditions, corporate events, or corrections of errors. The Fund will in turn rebalance its portfolio to attempt to increase the correlation between the portfolio and the Underlying Index. The Fund and its shareholders will directly bear any transaction costs and market exposure from such portfolio rebalancing. Therefore, index-related errors and ad hoc rebalances may increase the Fund’s costs and tracking error.
Interest Rate Risk. Changes in interest rates may have unpredictable effects on fixed-income markets and result in heightened market volatility and lower liquidity for certain instruments, all of which may adversely affect the Fund’s performance. Interest rate changes can be sudden and unpredictable and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for fixed-income securities.
When interest rates rise, the value of fixed-income securities or other instruments sensitive to interest rates typically decreases. A measure that investors commonly use to determine this price sensitivity is called duration. Fixed-income securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. For example, if a bond has a duration of five years and interest rates rise, the price of the bond will likely decline by a greater percentage than for a bond with a one-year duration. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer duration, rising interest rates may cause the value of the Fund’s investments to decline significantly, which would adversely affect the value of the Fund. Changes in prevailing interest rates, particularly sudden and significant changes, may lead to fluctuations in the value of floating rate debt securities, as the rates for those securities typically reset only periodically. In addition, decreases in market-making capacity for fixed-income dealers may lead to lower trading volume, heightened volatility, wider bid-ask spreads and less transparent pricing in certain fixed-income markets.
During periods of very low or negative interest rates, a Fund may be unable to maintain positive returns or pay dividends to shareholders. Under certain market conditions
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when interest rates are set at low levels and the market prices of portfolio securities have increased, a Fund may have a very low or even negative yield, which would cause the Fund to lose money in certain conditions and time periods.
Issuer Risk. The performance of a Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value of securities or other assets may decline, or perform differently from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.
Management Risk. The Fund is not actively managed and invests in securities or other assets included in, or representative of, its Underlying Index, regardless of their investment merits. The Fund may be affected by a general decline in market segments related to its Underlying Index, and BFA generally does not attempt to invest the Fund’s assets in defensive positions under any market conditions, including declining markets. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track its Underlying Index. Because BFA uses a representative sampling indexing strategy, the Fund will not fully replicate its Underlying Index and may hold securities or other assets not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment strategy, whose implementation is subject to a number of constraints, may not produce the intended results. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of its Underlying Index or that the Fund will achieve its investment objective.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a financial instrument or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the particular instrument or asset, or factors that affect one or more issuers, counterparties, exchanges, countries or other geographic units, markets, industries, or asset classes. Local, regional or global events such as war, acts of terrorism, pandemics or other public health issues, recessions, the prospect or occurrence of a sovereign default or other financial crisis, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV. Changes in market and economic conditions generally do not have the same impact on all types of instruments and assets.
Market Trading Risk. The Fund faces numerous market trading risks, any of which may lead to its shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to the NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund shares.
Absence of an Active Primary Market. Although Fund shares are listed for trading on one or more stock exchanges, there can be no assurance that an active primary trading market for Fund shares will develop or be maintained by market makers or Authorized Participants.
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Secondary Listing Risks. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. Fund shares also may be available to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for exchange listing or market trading. The Fund’s shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information that is available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to create or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts to NAV than might be experienced at times when the Fund accepts creation and redemption orders. Securities held by the Fund may be traded in markets that close at a different time than an exchange on which Fund shares are traded. Liquidity in those securities may be reduced after the applicable closing time. As a result, during the time when the exchange is open but after the applicable market closing, fixing or settlement time, there may be wider bid/ask spreads on the exchange and a greater premium or discount to NAV.
In stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, and an investor may be unable to sell their Fund shares.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or for other reasons. In times of extraordinary market volatility, Fund shares may be subject to trading halts pursuant to “circuit breaker” rules of a stock exchange or market. If there is a trading halt or unanticipated closure of an exchange or market, an investor may be unable to purchase or sell Fund shares. In addition, if trading in certain securities or financial instruments is restricted, this may disrupt the Fund’s creation/redemption process, affect the price at which Fund shares trade in the secondary market, and result in the Fund being unable to trade certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio or accurately price its portfolio holdings and may incur substantial trading losses.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short. In addition, trading activity in derivative products based on the Fund may lead to increased trading volume and volatility in the secondary market for the shares of the Fund.
Fund Shares May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market
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value of the Fund’s portfolio holdings. The trading price of the Fund’s shares fluctuates throughout trading hours based on both market supply of and demand for Fund shares and the underlying value of the Fund’s portfolio holdings or NAV. As a result, the trading prices of the Fund’s shares may deviate significantly from NAV during times of market volatility, significant redemption requests, or other unusual market conditions
However, because Fund shares can be created and redeemed in Creation Units at NAV, BFA believes that large discounts or premiums to the Fund’s NAV are not likely to be sustained over the long term (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs). While the creation/redemption feature is designed to make it more likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or other market participants, and during periods of significant market volatility, may result in trading prices for shares of the Fund that differ significantly from its NAV. Authorized Participants may be less willing to create or redeem the Fund’s shares if there is a lack of an active market for such shares or the Fund’s underlying investments, which may contribute to the Fund’s shares trading at a premium or discount to NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling Fund shares through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “spread,” which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The spread varies over time for Fund shares based on trading volume and market liquidity. It is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. Increased market volatility also may cause wider spreads. In addition, there may be regulatory and other charges that are incurred as a result of trading activity. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results, and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.
Non-U.S. Issuers Risk. Securities issued by non-U.S. issuers have different risks from securities issued by U.S. issuers. These risks include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, uncertainties of transnational litigation, and potential restrictions on the flow of international capital, including the possible seizure or nationalization of the securities issued by non-U.S. issuers held by the Fund. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth
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of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. Unfavorable political, economic or governmental developments in non-U.S. countries could affect the payment of a security’s principal and interest. Securities issued by non-U.S. issuers may also be less liquid than, and more difficult to value than, securities of U.S. issuers. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer’s local currency against the U.S. dollar.
North American Economic Risk. A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire North American region and on some or all of the North American countries in which the Fund invests.
The U.S. is Canada's and Mexico's largest trading and investment partner. The Canadian and Mexican economies are significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the U.S. and Mexico, total merchandise trade among the three countries has increased. However, political developments including the implementation of tariffs by the U.S. and the renegotiation of NAFTA in the form of the United States-Mexico-Canada Agreement (“USMCA”), which replaced NAFTA on July 1, 2020, could negatively affect North America’s economic outlook and, as a result, the value of securities held by the Fund. Policy and legislative changes in one country may have a significant effect on North American markets generally, as well as on the value of certain securities held by the Fund.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Reliance on Trading Partners Risk. The economies of many countries or regions in which the Fund invests are highly dependent on trade with certain key trading partners. Reduction in spending on products and services by these key trading partners, institution of tariffs or other trade barriers or a slowdown in the economies of key trading partners may adversely affect the performance of any company in which the Fund invests and have a material adverse effect on the Fund’s performance.
Risk of Investing in Developed Countries. Investment in developed country issuers will subject the Fund to legal, regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries generally tend to rely on services sectors (e.g., the financial services sector) as the primary means of economic growth. A prolonged slowdown in one or more services sectors is likely to have a negative impact on economies of certain developed countries, although economies of individual developed countries can be impacted by slowdowns in other sectors. In the past, certain developed countries have been targets of terrorism, and some geographic areas in which the Fund invests have experienced strained international relations due to territorial disputes, historical animosities, defense
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concerns and other security concerns. These situations may cause uncertainty in the financial markets in these countries or geographic areas and may adversely affect the performance of the issuers to which the Fund has exposure. Heavy regulation of certain markets, including labor and product markets, may have an adverse effect on certain issuers. Such regulations may negatively affect economic growth or cause prolonged periods of recession. Many developed countries are heavily indebted and face rising healthcare and retirement expenses. In addition, price fluctuations of certain commodities and regulations impacting the import of commodities may negatively affect developed country economies.
Risk of Investing in the U.S. Investing in U.S. issuers involves legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. A decrease in imports or exports, changes in trade regulations, inflation, an economic recession, financial system stress, or political turmoil, among other risks, may have an adverse effect on the U.S. economy and the securities listed on U.S. exchanges. The U.S. is also subject to the risk of natural disasters, such as droughts, earthquakes, fires and floods. U.S. security risks include acts of terrorism, internal unrest and a deterioration in relations between the U.S. and certain countries. Any of these may adversely affect the U.S. economy, financial markets or issuers.
Governmental agencies project that the U.S. will maintain elevated public debt levels for the foreseeable future. Although elevated debt levels do not necessarily indicate or cause economic problems, the costs of servicing such debt may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. BlackRock Institutional Trust Company, N.A. (“BTC”), which is the securities lending agent for the iShares/BlackRock ETFs, will take into account the tax impact to Fund shareholders of substitute payments for dividends when managing the securities lending program.
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund's valuation of a security at the time of calculation of the Fund's NAV), transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom
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baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX ETFs.
Valuation Risk. The price that the Fund could receive upon the sale (or other disposition) of a security or other asset may differ from the Fund’s valuation of the security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology. The price received by the Fund also may differ from the value used by the Underlying Index (if applicable). Because non-U.S. exchanges or markets may be open on days or during time periods when the Fund does not price its shares, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when investors are not able to purchase or sell Fund shares.
In addition, for purposes of calculating the Fund's NAV, the value of assets denominated in non-U.S. currencies (if any) is translated into U.S. dollars at the prevailing market rates. This translation may result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index. Authorized Participants that create or redeem Fund shares on days when the Fund is holding fair-valued securities or other assets may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the securities or other assets not been fair valued or been valued using a different methodology. The ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies. The order of the below risk factors does not indicate the significance of any particular risk factor.
Capital Goods Industry Risk. Companies in the capital goods group of industries include aerospace and defense, building products, construction and engineering, and other manufacturers of capital intensive products. Companies in the capital goods industry may be affected by fluctuations in the business cycle and by other factors affecting manufacturing demands. The capital goods industry depends heavily on corporate spending. Companies in the capital goods industry may perform well during times of economic expansion, but as economic conditions worsen, the demand for capital goods may decrease. Many capital goods are sold internationally, and companies in this industry may be affected by market conditions in other countries and regions.
Close-Out Risk for Qualified Financial Contracts. Regulations adopted by global prudential regulators require counterparties that are part of U.S. or foreign global
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systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent a Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and also prohibit a Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit risk and other risks to a Fund.
Consumer Cyclical Industry Risk. The success of consumer cyclical companies is tied closely to the performance of domestic and international economies, exchange rates, interest rates, competition, consumer confidence, changes in demographics and preferences. Companies in the consumer cyclical industry depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.
Consumer Staples Sector Risk. Companies in the consumer staples sector may be affected by the regulation of various product components and production methods, marketing campaigns and changes in the global economy, consumer spending and consumer demand. Companies in the consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. These companies may be subject to severe competition, which may have an adverse impact on their profitability.
Illiquid Investments Risk. The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and any security or instrument held by the Fund may be deemed an illiquid investment pursuant to the Fund’s liquidity risk management program. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. An investment may be illiquid due to, among other things, the reduced number and capacity of traditional market participants to make a market in securities or instruments, the lack of an active market for such securities or instruments, capital controls, delays or limits on repatriation of local currency, or insolvency of local governments. To the extent that the Fund invests in securities or instruments with substantial market and/or credit risk, the Fund will tend to have increased exposure to the risks associated with illiquid investments. Illiquid investments may be harder to value, especially in changing markets. Although the Fund primarily seeks to redeem shares of the Fund on an in-kind basis, if the Fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to
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meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the Fund may be greater than normal. Other market participants may be attempting to liquidate holdings at the same time as the Fund, causing increased supply of the Fund’s underlying investments in the market and contributing to illiquid investments risk and downward pricing pressure. In addition, if the Fund is limited in its ability to sell illiquid investments during periods when shareholders are redeeming their shares, the Fund will need to sell liquid securities to meet redemption requests and illiquid securities will become a larger portion of the Fund’s holdings. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund's NAV.
Large Shareholder and Large-Scale Redemption Risk. Certain shareholders of the Fund, including an Authorized Participant, a third-party investor, the Fund’s adviser, an affiliate of the Fund’s adviser, a market maker, or another entity, may from time to time own or manage a substantial amount of Fund shares or may hold their investment in the Fund for a limited period of time. These shareholders may also pledge or loan Fund shares (to secure financing or otherwise), which may result in the shares becoming concentrated in another party. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment or that the size of the Fund would be maintained. Redemptions of a large number of Fund shares may adversely affect the Fund’s liquidity and net assets. To the extent the Fund permits redemptions in cash, these redemptions may force the Fund to sell portfolio securities or other assets when it might not otherwise do so, which may negatively impact the Fund’s NAV, have a material effect on the market price of Fund shares, increase the Fund’s brokerage costs, accelerate the realization of taxable income and/or capital gains, and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such tax year. The Fund also may be required to sell its more liquid investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price.
To the extent these large shareholders transact in Fund shares on the secondary market, such transactions may account for a large percentage of the trading volume for Fund shares and may, therefore, have a material upward or downward effect on the market price of the shares. In addition, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, diluting its investment returns.
Technology Companies Risk. Technology companies and companies that rely heavily on technological advances may have limited product lines, markets, financial resources and personnel. These companies may face rapid product obsolescence as well as unexpected risks and costs related to new product introduction and technological developments, such as artificial intelligence and machine learning. Technology
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companies may be adversely affected by disruptions to supply chains and distribution networks as well as issues at third-party partners. They are heavily dependent on patent and other intellectual property rights, and the loss or impairment of these rights may adversely affect their profitability. Technology companies may face increased government scrutiny and may be subject to adverse government or legal action. These companies also may be adversely affected by, among other things, actual or perceived security vulnerabilities or other defects in their products and services, which may result in lawsuits, government enforcement actions and other remediation costs.
Threshold/Underinvestment Risk. If certain aggregate and/or fund-level ownership thresholds are reached through transactions undertaken by BFA, its affiliates or the Fund, or as a result of third-party transactions or actions by an issuer or regulator, the ability of BFA and its affiliates on behalf of clients (including the Fund) to purchase or dispose of investments, exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. The capacity of the Fund to invest in certain securities or other assets may be affected by the relevant threshold limits, and such limitations may have adverse effects on the liquidity and performance of the Fund’s portfolio holdings. To the extent a Fund tracks an index, such limits may increase the risk of the Fund being underinvested in an asset relative to its Underlying Index and increase the risk of tracking error.
For example, ownership limits may apply to securities whose issuers operate in certain regulated industries or in certain international markets. Such limits also may apply where the investing entity (such as the Fund) is subject to corporate or regulatory ownership restrictions or invests in certain futures or other derivative transactions. In certain circumstances, aggregate and/or fund-level amounts invested or voted by BFA and its affiliates for their proprietary accounts and for client accounts (including the Fund) may not exceed the relevant limits without the grant of a license or other regulatory or corporate consent. In other cases, exceeding such thresholds may cause BFA and its affiliates, the Fund or other client accounts to suffer disadvantages or business restrictions.
Utilities Sector Risk. Companies in the utilities sector may be adversely affected by changes in exchange rates, domestic and international competition, and governmental limitations on rates charged to consumers. The value of regulated utility debt securities (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates. Deregulation may subject utility companies to greater competition and may adversely affect their profitability. Federal legislation may facilitate the construction of electric transmission lines not only by public utilities but also by independent transmission developers, which could increase competition in the wholesale electricity markets. As deregulation allows utility companies to diversify outside of their original geographic regions and their traditional lines of business, utility companies may engage in riskier ventures. In addition, deregulation may eliminate restrictions on the profits of certain utility companies, but may also subject these companies to greater risk of loss. Companies in the utilities industry may have difficulty obtaining an adequate return on invested capital, raising capital, or financing large construction projects during periods of inflation or unsettled capital markets; face restrictions on operations and increased cost and delays attributable to
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environmental considerations and regulation; find that existing plants, equipment or products have been rendered obsolete by technological innovations; or be subject to increased costs because of the scarcity of certain fuels or the effects of man-made or natural disasters. Existing and future regulations or legislation may make it difficult for utility companies to operate profitably. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. There is no assurance that regulatory authorities will grant rate increases in the future or that such increases will be adequate to permit the payment of coupon payments on bonds issued by such company. Energy conservation and changes in climate policy may also have a significant adverse impact on the revenues and expenses of utility companies.
Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The Fund discloses its portfolio holdings daily at www.iShares.com. Fund fact sheets providing information regarding the Fund's top holdings are posted on www.iShares.com when available and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Fund. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, and litigation expenses and any extraordinary expenses (as determined by a majority of the Trustees who are not “interested persons” of the Trust). Operating expenses paid by BFA under the Investment Advisory Agreement exclude acquired fund fees and expenses, if any.
For the fiscal year ended February 29, 2024, BFA was paid a management fee from the Fund, as a percentage of the Fund's average daily net assets, at the annual rate of 0.12%.
BFA may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.
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BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”). As of March 31, 2024, BFA and its affiliates provided investment advisory services for assets of approximately $10.5 trillion. BFA and its affiliates trade and invest for their own accounts in the actual securities and types of securities in which the Fund may also invest, which may affect the price of such securities.
A discussion regarding the basis for the approval by the Trust's Board of Trustees (the “Board”) of the Investment Advisory Agreement with BFA is available in the Fund's Semi-Annual Report for the period ended August 31.
Portfolio Managers. James Mauro and Karen Uyehara are primarily responsible for the day-to-day management of the Fund. The Portfolio Managers are responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their respective portfolio management teams to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of their respective portfolio management teams who have more limited responsibilities.
James Mauro has been employed by BFA or its affiliates as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since 2017.
Karen Uyehara has been employed by BFA or its affiliates as a senior portfolio manager since 2010. Prior to that, Ms. Uyehara was a portfolio manager at Western Asset Management Company (WAMCO). Ms. Uyehara has been a Portfolio Manager of the Fund since 2024.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company is the administrator, custodian and transfer agent for the Fund. JPMorgan Chase Bank, N.A. serves as custodian for the Fund in connection with certain securities lending activities.
Conflicts of Interest. The investment activities of BFA and its affiliates (including BlackRock and its subsidiaries (collectively, the “Affiliates”)), and their respective directors, officers or employees, in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and its Affiliates provide investment management services to other funds and discretionary managed accounts that may follow investment programs similar to that of the Fund. BFA and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more Affiliates act, or may act, as an investor, research provider, investment manager, commodity pool operator, commodity trading advisor, financier, underwriter, adviser, trader, lender, index provider, agent and/or principal, and have other direct and indirect interests in securities, currencies, commodities, derivatives and other
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instruments in which the Fund may directly or indirectly invest. The Fund may invest in securities of, or engage in other transactions with, companies with which an Affiliate has significant debt or equity investments or other interests. The Fund may also invest in issuances (such as structured notes) by entities for which an Affiliate provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. The Fund also may invest in securities of, or engage in other transactions with, companies for which an Affiliate provides or may in the future provide research coverage. An Affiliate may have business relationships with, and purchase or distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund. This may include transactions in securities issued by other open-end and closed-end investment companies (which may include investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”)). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate having positions in certain securities that are senior or junior to, or have interests different from or adverse to, the securities that are owned by the Fund.
Neither BlackRock nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. The results of the Fund's investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by BlackRock or an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
In addition, the Fund may, from time to time, enter into transactions in which BFA or an Affiliate or its or their directors, officers, employees or clients have an adverse interest. Furthermore, transactions undertaken by clients advised or managed by BFA or its Affiliates may adversely impact the Fund. Transactions by one or more clients or by BFA or its Affiliates or their directors, officers or employees may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to BFA or one or more Affiliates and/or their internal policies designed to comply with such restrictions.
Under a securities lending program approved by the Board, the Fund has retained BTC, an Affiliate of BFA, to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the securities lending agent will receive a fee from the Fund based on the returns earned on the Fund’s lending activities, including investment of the cash received as collateral
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for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
Under an ETF Services Agreement, the Fund has retained BlackRock Investments, LLC (the “Distributor” or “BRIL”), an Affiliate of BFA, to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units of the Fund (“ETF Services”). BRIL will retain a portion of the standard transaction fee received from Authorized Participants on each creation or redemption order from the Authorized Participant for the ETF Services provided. BlackRock collaborated with, and received payment from, Citibank, N.A. (“Citibank”) on the design and development of the ETF Services platform. Citibank may have, or from time to time may develop, additional relationships with BlackRock or funds managed by BFA and its affiliates.
It is also possible that, from time to time, BlackRock and/or its advisory clients (including other funds and separately managed accounts) may, subject to compliance with applicable law, purchase and hold shares of the Fund. The price, availability, liquidity, and (in some cases) expense ratio of the Fund may be impacted by purchases and sales of the Fund by BlackRock and/or its advisory clients.
The activities of BFA and its Affiliates and their respective directors, officers or employees may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange or otherwise in the secondary market. The Fund's shares trade under the ticker symbol “SUSB.”
Buying or selling Fund shares on an exchange or other secondary market involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you may incur a brokerage commission and other charges. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the
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bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The Fund's spread may also be impacted by the liquidity or illiquidity of the underlying securities held by the Fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities.
The Fund does not impose restrictions on the frequency of purchases and redemptions of Fund shares directly with the Fund. The Board determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of Fund shares because the Fund generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. However, the Fund has taken certain measures (e.g., imposing transaction fees on purchases and redemptions of Creation Units and reserving the right to reject purchases of Creation Units under certain circumstances) to minimize the potential consequences of frequent cash purchases and redemptions by Authorized Participants, such as increased tracking error, disruption of portfolio management, dilution to the Fund, and/or increased transaction costs. Further, the vast majority of trading in Fund shares occurs on the secondary market, which does not involve the Fund directly, and such trading is unlikely to cause many of the harmful effects of frequent cash purchases or redemptions of Fund shares.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is Nasdaq.
Section 12(d)(1) of the 1940 Act generally restricts investments by investment companies, including foreign and unregistered investment companies, in the securities of other investment companies. For example, a registered investment company (the “Acquired Fund”), such as the Fund, may not knowingly sell or otherwise dispose of any security issued by the Acquired Fund to any investment company (the “Acquiring Fund”) or any company or companies controlled by the Acquiring Fund if, immediately after such sale or disposition: (i) more than 3% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and any company or companies controlled by the Acquiring Fund, or (ii) more than 10% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and other investment companies and companies controlled by them. However, registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) in reliance on Rule 12d1-4 under the 1940 Act, the registered investment company must, among other things, enter into an agreement with the
22

Trust. Foreign investment companies are permitted to invest in the Fund only up to the limits set forth in Section 12(d)(1), subject to any applicable SEC no-action relief.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of, and holds legal title to, all outstanding shares of the Fund.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as the supply of and demand for ETF shares and underlying securities held by the Fund, economic conditions and other factors.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the close of regular trading hours of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund is determined pursuant to BFA’s valuation policies and procedures. BFA has been designated by the Board as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act.
The Fund values fixed-income portfolio securities using last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Fund's approved independent third-party pricing services, each in accordance with BFA's valuation policies and procedures. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller odd lot sizes. Odd lots often trade at lower prices than institutional round lots. An amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless BFA determines in good faith that such method does not represent fair value.
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Generally, trading in non-U.S. securities and money market instruments is substantially completed each day at various times prior to the close of regular trading hours of the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, BFA will fair value the Fund’s investments in accordance with its policies and procedures. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of trading or other reasons, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, when there is a significant event subsequent to the most recent market quotation, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available. A “significant event” is deemed to occur if BFA determines, in its reasonable business judgment prior to or at the time of pricing the Fund’s assets or liabilities, that the event is likely to cause a material change to the last exchange closing price or closing market price of one or more assets held by, or liabilities of, the Fund.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
Dividends and Distributions.
General Policies. Dividends from net investment income, if any, generally are declared and paid at least once a year by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the
24

availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Note on Tax Information. The following sections summarize some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Certain states and localities may exempt from tax distributions attributable to interest from U.S. federal government obligations. Consult your personal tax advisor about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, in which case your distributions generally will be taxable when withdrawn, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Long-term capital gains are eligible for taxation at a maximum rate of 15% or 20% for non-corporate shareholders, depending on whether their income exceeds certain threshold amounts. Distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married and filing jointly) and of estates and trusts. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
You may lose the ability to use foreign tax credits passed through by the Fund if your Fund shares are loaned out pursuant to a securities lending agreement.
If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost
25

basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
Dividends, interest and capital gains earned by the Fund with respect to securities issued by non-U.S. issuers may give rise to withholding, capital gains and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the total assets of the Fund at the close of a year consists of non-U.S. stocks or securities (generally, for this purpose, depositary receipts, no matter where traded, of non-U.S. companies are treated as “non-U.S.”), generally the Fund may “pass through” to you certain non-U.S. income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.
For purposes of foreign tax credits for U.S. shareholders of the Fund, foreign capital gains taxes may not produce associated foreign source income, limiting the availability of such credits for U.S. persons.
If you are neither a resident nor a citizen of the U.S. or if you are a non-U.S. entity (other than a pass-through entity to the extent owned by U.S. persons), the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.
Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information concerning their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership, unless certain exceptions apply.
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If you are a resident or a citizen of the U.S., by law, backup withholding at a 24% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes When Shares Are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. Each “creator” or authorized participant (an “Authorized Participant”) has entered into an agreement with the Fund's Distributor, an affiliate of BFA. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units.
A creation transaction, which is subject to acceptance by the Distributor and the Fund, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities, assets or other positions (a “creation basket”), and an amount of cash (including any cash representing the value of substituted securities, assets or other positions), if any, which together approximate the holdings of the Fund in exchange for a specified number of Creation Units. Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities, assets or other positions (a “redemption basket”) held by the Fund and an amount of cash (including any portion of such securities for which cash may be substituted). The Fund may, in certain circumstances, offer Creation Units partially or solely for cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. Creation and redemption baskets may differ and the Fund will accept “custom baskets.” More information regarding custom baskets is contained in the Fund's SAI.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
Only an Authorized Participant may create or redeem Creation Units with the Fund. Authorized Participants may create or redeem Creation Units for their own accounts or for customers, including, without limitation, affiliates of the Fund.
In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
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To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined in Rule 144A under the 1933 Act, will not be able to receive restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant that has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
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Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 50 Hudson Yards, New York, NY 10001.
BFA or its affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, data provision services, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments or other financial incentives it is eligible to receive. Therefore, such payments or other financial incentives offered or made to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its affiliates.
29

Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)

	iShares ESG Aware 1-5 Year USD Corporate Bond ETF
	Year Ended 02/29/24	Year Ended 02/28/23	Year Ended 02/28/22	Year Ended 02/28/21	Year Ended 02/29/20
Net asset value, beginning of year	$23.78	$25.11	$26.05	$25.74	$24.72
Net investment income(a)	0.71	0.44	0.27	0.44	0.70
Net realized and unrealized gain (loss)(b)	0.59	(1.33)	(0.88)	0.35	1.02
Net increase (decrease) from investment operations	1.30	(0.89)	(0.61)	0.79	1.72
Distributions(c)
From net investment income	(0.70)	(0.44)	(0.29)	(0.47)	(0.70)
From net realized gain	—	—	(0.04)	(0.01)	—
Total distributions	(0.70)	(0.44)	(0.33)	(0.48)	(0.70)
Net asset value, end of year	$24.38	$23.78	$25.11	$26.05	$25.74
Total Return(d)
Based on net asset value	5.58%	(3.58)%	(2.33)%	3.07%	7.07%
Ratios to Average Net Assets(e)
Total expenses	0.12%	0.12%	0.12%	0.12%	0.12%
Net investment income	2.96%	1.83%	1.06%	1.68%	2.75%
Supplemental Data
Net assets, end of year (000)	$865,348	$903,491	$1,032,088	$652,486	$271,577
Portfolio turnover rate(f)	31%	30%	37%	38%	24%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f) Portfolio turnover rate excludes in-kind transactions, if any.
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Index Provider
The Underlying Index is maintained by Bloomberg. Bloomberg is not affiliated with the Trust, BFA, the Distributor or any of their respective affiliates.
To use the Underlying Index, BFA or its affiliates have entered into a license agreement with MSCI ESG Research, which may license the Underlying Index pursuant to its agreement with Bloomberg Index Services Limited or an affiliate. MSCI ESG Research is not affiliated with the Trust, BFA, the Distributor or any of their respective affiliates.
Disclaimers
THIS FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI ESG RESEARCH, BLOOMBERG INDEX SERVICES LIMITED (“BLOOMBERG”), OR ANY OF THEIR AFFILIATES, ANY OF THEIR INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY BLOOMBERG MSCI ESG INDEX (EACH, AN “INDEX”) (COLLECTIVELY, THE “INDEX PARTIES”). THE INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI ESG RESEARCH AND BLOOMBERG (AND THEIR LICENSORS). “BLOOMBERG”, “MSCI ESG RESEARCH”, AND THE INDEX NAMES, ARE RESPECTIVE TRADE AND/OR SERVICE MARK(S) OF BLOOMBERG, MSCI ESG RESEARCH OR THEIR AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY BFA OR ITS AFFILIATES. NONE OF THE INDEX PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF ANY INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI ESG RESEARCH, BLOOMBERG, OR THEIR AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY BLOOMBERG AND/OR MSCI ESG RESEARCH WITHOUT REGARD TO THIS FUND OR THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY. NONE OF THE INDEX PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE INDEXES. NONE OF THE INDEX PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS FUND’S SHARES TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS FUND’S SHARES ARE REDEEMABLE. FURTHER, NONE OF THE INDEX PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND’S SHARES.
ALTHOUGH THE INDEX PARTIES SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES CONSIDERED RELIABLE, NONE OF THE INDEX PARTIES WARRANTS OR
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GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE INDEX PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE INDEX PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE INDEX PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE INDEX PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE INDEX PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
The past performance of the Underlying Index is not a guide to future performance. BFA and its affiliates do not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA and its affiliates shall have no liability for any errors, omissions or interruptions therein. BFA and its affiliates make no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA or its affiliates have any liability for any special, punitive, direct, indirect, consequential or any other damages (including lost profits), even if notified of the possibility of such damages.
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Want to know more?
iShares.com  | 1-800-474-2737
Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at www.iShares.com. Copies of the Prospectus, SAI, shareholder reports and other information, as applicable and when available, can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is, or will be, available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual Report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 1 University Square Drive, Princeton, NJ 08540
Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
©2024 BlackRock, Inc. All rights reserved. iSHARES® and BLACKROCK®are registered trademarks of BFA and its affiliates. All other marks are the property of their respective owners.
Investment Company Act File No.: 811-09729
IS-P-SUSB-0624

June 28, 2024

2024 Prospectus
iShares Trust
• iShares ESG Aware U.S. Aggregate Bond ETF | EAGG | NYSE ARCA

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

“Bloomberg MSCI US Aggregate ESG Focus Index” is the exclusive property of MSCI ESG Research LLC (“MSCI ESG Research”) and Bloomberg Finance L.P. (and their licensors) (“Bloomberg”). “Bloomberg”, “MSCI ESG Research”, and the index name, are respective trade and/or service mark(s) of Bloomberg, MSCI ESG Research or their affiliates and have been licensed for use for certain purposes by BFA or its affiliates.
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iSHARES®ESG AWARE U.S. AGGREGATE BOND ETF
Ticker: EAGGStock Exchange: NYSE Arca
Investment Objective
The iShares ESG Aware U.S. Aggregate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade bonds from issuers generally evaluated for favorable environmental, social and governance practices while seeking to exhibit risk and return characteristics similar to those of the broad U.S. dollar-denominated investment-grade bond market.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except: (i) the management fees, (ii) interest expenses, (iii) taxes, (iv) expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, (v) distribution fees or expenses, and (vi) litigation expenses and any extraordinary expenses. The Fund may incur “Acquired Fund Fees and Expenses.” Acquired Fund Fees and Expenses reflect the Fund's pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund's prospectus (the “Prospectus”). BFA, the investment adviser to the Fund, has contractually agreed to waive a portion of its management fees in an amount equal to the Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other registered investment companies advised by BFA, or its affiliates, through June 30, 2029. The contractual waiver may be terminated prior to June 30, 2029 only upon written agreement of the Trust and BFA.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)[1]
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[2]	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Fee Waiver and/or Expense Reimbursement	Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement
0.10%	None	0.00%	0.01%	0.11%	(0.01)%	0.10%

1
Operating expenses paid by BFA under the Investment Advisory Agreement exclude Acquired Fund Fees and Expenses, if any.
2
The amount rounded to 0.00%.
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$10	$32	$56	$135
Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 156% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to track the investment results of the Bloomberg MSCI US Aggregate ESG Focus Index (the “Underlying Index”), which has been developed by Bloomberg Finance L.P. and its affiliates (the “Index Provider” or “Bloomberg”) with environmental, social and governance (“ESG”) rating inputs from MSCI ESG Research LLC (“MSCI ESG Research”) pursuant to an agreement between MSCI ESG Research and Bloomberg Index Services Limited (a subsidiary of Bloomberg) or an affiliate. The Underlying Index is an optimized fixed-income index designed to reflect the performance of U.S. dollar-denominated, investment-grade (as determined by the Index Provider) bonds from issuers generally evaluated for favorable ESG practices (as determined by MSCI ESG Research), while seeking to exhibit risk and return characteristics similar to those of the Bloomberg US Aggregate Bond Index (the “Parent Index”).

The Underlying Index includes investment-grade U.S. Treasury bonds, non-securitized government-related bonds (“government-related bonds”), corporate bonds, mortgage-backed pass-through securities (“MBS”), commercial mortgage-backed securities (“CMBS”) and asset-backed securities (“ABS”) that are publicly offered for sale in the U.S.
To construct the Underlying Index, the Index Provider begins with the Parent Index and replicates its U.S. Treasury bond, MBS, CMBS and ABS exposures. These exposures are preserved at the weights of the Parent Index and are not subject to the Index Provider’s optimization process, which is a quantitative process that seeks to determine optimal weights for securities to maximize exposure to securities of entities with higher MSCI ESG Research ratings while seeking to exhibit risk and return characteristics similar to the Parent Index. For the remaining constituents of the Parent Index (i.e., corporate bonds and government-related bonds), the Index Provider excludes securities of entities involved in the business of tobacco, entities involved with controversial weapons, producers and retailers of civilian firearms, companies involved in certain fossil fuels-related activity (such as the production of thermal coal, thermal coal-based power generation and extraction of oil sands) based on revenue or percentage of revenue thresholds for certain categories (e.g., $20 million or 5%) and categorical exclusions for others (e.g., controversial weapons). The Index Provider also excludes entities involved in very severe business controversies (in each case as determined by MSCI ESG Research), and securities of entities without an
MSCI ESG Research rating, and then follows the Index Provider’s optimization process.
For each industry, MSCI ESG Research identifies key ESG issues that can lead to substantial costs or opportunities for entities (e.g., climate change, resource scarcity, demographic shifts). MSCI ESG Research then rates each entity’s exposure to each key issue based on the entity’s business segment and geographic risk and analyzes the extent to which entities have developed robust strategies and programs to manage ESG risks and opportunities. MSCI ESG Research scores entities based on both their risk exposure and risk management. To score well on a key issue, MSCI ESG Research assesses management practices, management performance (through demonstrated track record and other quantitative performance indicators), governance structures, and/or implications in controversies, which all may be taken as a proxy for overall management quality. Controversies, including, among other things, issues involving anti-competitive practices, toxic emissions and waste, and health and safety, occurring within the last three years lead to a deduction from the overall management score on each issue. Using a sector-specific key issue weighting model, entities are rated and ranked in comparison to their industry peers. Key issues and weights are reviewed at the end of each calendar year. Corporate governance is always weighted and analyzed for all entities.
The securities in the Underlying Index must have at least one year remaining to maturity, with the exception of amortizing securities such as ABS and MBS, which have lower thresholds as defined by the Index Provider. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate and nonconvertible. Certain types of securities, such as state and local government series bonds, structured notes with embedded swaps or other special features, private placements (other than those offered pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended (the “1933 Act”)), floating rate securities and bonds that have been issued in one country’s currency but are traded outside of that country in a different monetary and regulatory system (e.g., Eurobonds), are excluded from the Underlying Index. The securities in the Underlying Index are updated on the last business day of each month.
As of February 29, 2024, bonds that are subject to the Index Provider’s optimization process, which composed approximately 29.77% of the bonds in the Underlying Index, received an MSCI ESG Research weighted average score of 7.9 on a scale from 0 to 10, with 10 being the highest score. As of February 29, 2024, U.S. Treasury bonds, which composed approximately 41.86% of the bonds in the Underlying Index, received an MSCI ESG Research score of 5.72. As of February 29, 2024, there were 8,088 issues in the Underlying Index. As of February 29, 2024, a significant portion of the Underlying Index is represented by MBS and U.S. Treasury securities. The components of the Underlying Index are likely to change over time.
As of February 29, 2024, approximately 26.14% of the bonds in the Underlying Index were U.S. fixed-rate agency MBS. U.S. fixed-rate agency MBS are securities issued by entities such as the
Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and are backed by pools of mortgages. U.S. fixed-rate agency MBS exposure does not receive any MSCI ESG Research rating as the Index Provider believes that U.S. fixed-rate agency MBS exposure is neither additive nor decremental to the Underlying Index's ESG rating profile. As such, based on currently available data, the Index Provider believes U.S. fixed-rate agency MBS exposure is ESG neutral and not inconsistent with an ESG focused exposure. Most transactions in fixed-rate MBS occur through standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement (to-be-announced (“TBA”) transactions). The Fund may enter into such contracts on a regular basis. The Fund, pending settlement of such contracts, will invest its assets in high-quality, liquid short-term instruments, including shares of money market funds advised by BFA or its affiliates. The Fund will assume its pro rata share of the fees and expenses of any money market fund that it may invest in, in addition to the Fund’s own fees and expenses. The Fund may also acquire interests in mortgage pools through means other than such standardized contracts for future delivery.
BFA uses an indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of an applicable underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market value and industry weightings), fundamental characteristics (such as return variability, duration (i.e., a security's price sensitivity to a change in interest rates), maturity or credit ratings and yield) and liquidity measures similar to those of an applicable underlying index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund will invest at least 80% of its assets in the component securities of the Underlying Index and in investments that have economic characteristics that are substantially identical to the component securities of the Underlying Index (i.e., TBAs), and the Fund will invest at least 90% of its assets in fixed income securities of the types included in the Underlying Index that BFA believes will help the Fund track the Underlying Index. The Fund will invest no more than 10% of its assets in futures, options, and swaps contracts that BFA believes will help the Fund track the Underlying Index as well as in fixed income securities other than the types included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. Cash and cash equivalent investments associated with a derivative position will be treated as part of that position for the purposes of calculating the percentage of investments included in the Underlying Index. The Fund seeks to track the investment results of the Underlying Index before fees and expenses of the Fund.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of any collateral received).
The Underlying Index is sponsored by Bloomberg, MSCI ESG Research or their affiliates, which are independent of the Fund and BFA, pursuant to an agreement between MSCI ESG Research and Bloomberg Index Services Limited (a subsidiary of Bloomberg) or an affiliate. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective. Certain key risks are prioritized below (with others following in alphabetical order), but the relative significance of any risk is difficult to predict and may change over time. You should review each risk factor carefully.
Risk of Investing in the U.S. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.
Interest Rate Risk. Interest rate risk refers to fluctuations in the value of a fixed-income security due to changes in the general level of interest rates. An increase in interest rates generally will cause the value of fixed-income securities to decline. Securities with longer maturities generally are more sensitive to interest rate changes and subject to greater fluctuations in value. Changes in interest rates may have unpredictable effects on fixed-income markets and result in heightened market volatility and lower liquidity for certain instruments, all of which may adversely affect the Fund’s performance. Interest rate changes can be sudden and unpredictable and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for fixed-income securities.
Credit Risk. Debt issuers and other counterparties may be unable or unwilling to make timely interest and/or principal payments when due or otherwise honor their obligations. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also adversely affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on an issuer's or counterparty's financial condition and on the terms of an obligation.
ESG Risk. To the extent that the Underlying Index uses criteria related to the ESG characteristics of issuers, this may limit the types and number of investment opportunities available to the Fund and, as a result, the Fund may underperform other funds whose underlying index does not use ESG criteria. The Underlying Index’s use of ESG criteria may result in the Fund investing in, or allocating greater weight to, securities or market sectors that underperform the market as a whole or underperform other funds that use ESG criteria. In addition, the use of representative sampling may result in divergence of the Fund’s overall ESG characteristics or ESG risk from those of the Underlying Index. The Index Provider may evaluate security-level ESG data and, if applicable, ESG objectives or constraints that are relevant to the Underlying Index only at index reviews or rebalances. Securities included in the Underlying Index may cease to meet the relevant ESG criteria but may nevertheless remain in the Underlying Index and the Fund until the next review or rebalance by the Index

Provider. As a result, certain securities in the Underlying Index, or the Underlying Index as a whole, may not meet the relevant ESG objectives or constraints at all times.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, pandemics or other public health issues, recessions, the prospect or occurrence of a sovereign default or other financial crisis, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.
Index-Related Risk. The Index Provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor BFA can offer assurances that the Index Provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the Index Provider may not identify or correct them promptly or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider and could cause the Index Provider to postpone a scheduled rebalance. This could cause the Underlying Index to vary from its normal or expected composition.
Asset Class Risk. The securities and other assets in the Underlying Index or in the Fund’s portfolio may underperform in comparison to financial markets generally, a particular financial market, another index, or other asset classes.
Authorized Participant Concentration Risk. An “Authorized Participant” is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows the Authorized Participant to place orders for the purchase and redemption of creation units (“Creation Units”). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. There are a limited number of institutions that may act as Authorized Participants for the Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in creation or redemption transactions. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for the Fund and no other Authorized Participant places orders, Fund shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund's income, or in securities with greater risks or with other less favorable features.

Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities or other assets of one or more issuers, countries or other geographic units, markets, industries, project types, or asset classes.
Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund, its adviser, distributor, Index Provider, other service providers, counterparties, or issuers of assets in which the Fund invests may cause disruptions that negatively impact the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. The Fund cannot control the cybersecurity plans and systems of its service providers, counterparties, and other third parties whose activities affect the Fund.
Extension Risk. During periods of rising interest rates, certain debt obligations may be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline in the Fund’s income and potentially in the value of the Fund’s investments.
High Portfolio Turnover Risk. High portfolio turnover (considered by the Fund to mean higher than 100% annually) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities.
Income Risk. The Fund's income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds.
Issuer Risk. The performance of the Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value of securities or other assets may decline, or perform differently from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.
Management Risk. The Fund is not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets. As the Fund will not fully replicate the Underlying Index and may hold securities or other assets not included in the Underlying Index, it is subject to the risk that the investment strategy of BFA may not produce the intended results. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares (including through a trading halt), losses from trading in secondary markets, periods of high volatility, and disruptions in the process of creating and redeeming Fund shares. Any of these factors, among others, may lead to the Fund’s shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund shares.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Prepayment Risk. During periods of falling interest rates, issuers of certain debt obligations may repay principal prior to the security’s maturity, which may cause the Fund to have to reinvest in securities with lower yields or higher risk of default, resulting in a decline in the Fund’s income or return potential.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund's valuation of a security at the time of calculation of the Fund's NAV), transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
U.S. Agency Mortgage-Backed Securities Risk. The Fund invests in MBS issued or guaranteed by the U.S. government or one of its agencies or sponsored entities, some of which may not be backed by the full faith and credit of the U.S. government. MBS represent interests in “pools” of mortgages and are subject to interest rate, prepayment, and extension risk. MBS react differently to changes in interest rates than other bonds, and the prices of MBS may reflect adverse economic and market conditions. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain MBS. MBS are also subject to the risk of default on the underlying mortgage loans, particularly during periods of economic downturn. Default or bankruptcy of a counterparty to a TBA transaction would expose the Fund to possible losses.
U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline.
Valuation Risk. The price that the Fund could receive upon the sale (or other disposition) of a security or other asset may differ from the Fund’s valuation of the security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology. The price received by the Fund also may differ from the value used by the Underlying Index. In addition, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when investors are not able to purchase or sell Fund shares. Authorized Participants that create or redeem Fund shares on days when the Fund is holding fair-valued securities or other assets may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the securities or other assets not been fair valued or been valued using a different methodology. The ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns for 1 year and since inception compare with the Underlying Index. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Calendar Year-by-Year Returns1

1
The Fund’s year-to-date return as of March 31, 2024 was -0.81%.
The best calendar quarter return during the periods shown above was 6.68% in the 4th quarter of 2023; the worst was -5.86% in the 1st quarter of 2022.
Updated performance information, including the Fund’s current NAV, may be obtained by visiting our website at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).

Average Annual Total Returns
(for the periods ended December 31, 2023)
	One Year	Five Years	Since Fund Inception
(Inception Date: 10/18/2018)
Return Before Taxes	5.51%	1.00%	1.42%
Return After Taxes on Distributions[1]	4.10%	0.07%	0.47%
Return After Taxes on Distributions and Sale of Fund Shares[1]	3.23%	0.39%	0.70%
Bloomberg MSCI US Aggregate ESG Focus Index (Index returns do not reflect deductions for fees, expenses, or taxes)	5.53%	1.14%	1.55%

1
After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro and Karen Uyehara (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Ms. Uyehara have been Portfolio Managers of the Fund since 2018 and 2024, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA, in which case, your distributions generally will be taxed when withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.
ETFs are funds that trade like other publicly traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents an ownership interest in an underlying portfolio of securities and other instruments intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants and only in aggregations of a specified number of shares (“Creation Units”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
An index is a financial calculation, based on a grouping of financial instruments, and is not an investment product, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary for a number of reasons, including transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from the Fund's use of representative sampling or from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index. From time to time, the Index Provider may make changes to the methodology or other adjustments to the Underlying Index. Unless otherwise determined by BFA, any such change or adjustment will be reflected in the calculation of the Underlying Index performance on a going-forward basis after the effective date of such change or adjustment. Therefore, the Underlying Index performance shown for periods prior to the effective date of any such change or adjustment will generally not be recalculated or restated to reflect such change or adjustment.
Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
1

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
The Fund's investment objective and the Underlying Index may be changed without shareholder approval.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments. The order of the below risk factors does not indicate the significance of any particular risk factor. The Fund discloses its portfolio holdings daily at www.iShares.com.
Asset Class Risk. The securities and other assets in the Fund’s portfolio or its Underlying Index may underperform in comparison to other indexes that track, or assets that represent, other countries or geographic units, industries, markets, market segments, or asset classes. Various types of securities, other assets and indexes may experience cycles of outperformance and underperformance in comparison to financial markets generally. This divergence may be due to a number of factors including, among other things, inflation, interest rates, productivity, global demand for local products or resources, and regulation and governmental controls. This may cause the Fund to underperform other investment vehicles that invest in different asset classes.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. There are a limited number of institutions that may act as Authorized Participants for the Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in creation or redemption transactions. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for the Fund and no other Authorized Participant places orders, Fund shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for a Fund that invests in securities issued by non-U.S. issuers or instruments with lower trading volume. Such assets often entail greater settlement and operational complexity and higher capital costs for Authorized Participants, which may limit the number of Authorized Participants that engage with the Fund.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund’s income, or in securities with greater risks or with other less favorable features.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities or other assets of one or more issuers, countries or other geographic
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units, markets, industries, project types, or asset classes. A Fund with investment concentration may be more adversely affected by the underperformance of those assets, may experience greater price volatility and may be more susceptible to adverse economic, market, political or regulatory impacts on those assets compared to a fund that does not concentrate its investments.
Credit Risk. Credit risk is the risk that the issuer or guarantor of a debt instrument or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments when due or otherwise honor its obligations. There are varying degrees of credit risk, depending on an issuer’s or counterparty’s financial condition and on the terms of an obligation, which may be reflected in the issuer’s or counterparty’s credit rating. There is the chance that the Fund’s portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), or that the market’s perception of an issuer’s creditworthiness may worsen, potentially reducing the Fund’s income level or share price.
Cybersecurity Risk. The Fund and entities that interact with the Fund are susceptible to operational, information security and related cybersecurity risks, both directly and through their service providers. These entities include, but are not limited to, the Fund’s adviser, distributor, other service providers (e.g., index and benchmark providers, accountants, custodians, transfer agents and administrators), counterparties, market makers, Authorized Participants, listing exchanges, other financial market operators, and governmental authorities. Cybersecurity risks are also present for issuers of securities or other assets in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such issuers to lose value. Cyber incidents can result from deliberate attacks or unintentional events. They include, but are not limited to, gaining unauthorized access to systems, misappropriating assets or sensitive information, corrupting or destroying data, and causing operational disruption. Geopolitical tensions may increase the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing.
Cybersecurity incidents may cause disruptions and impact business operations and may result in any of the following: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and other legal and compliance expenses. In addition, cyber incidents may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the Fund’s functioning inaccessible, inaccurate or incomplete. The Fund may incur substantial costs in order to resolve or prevent cyber incidents.
The Fund has established business continuity plans in the event of, and risk management systems to prevent, cyber incidents. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, that prevention and remediation efforts will not be successful or
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that cyber incidents will go undetected. Furthermore, the Fund cannot control the cybersecurity plans and systems of its service providers, counterparties, and other third parties whose activities affect the Fund. The Fund and its shareholders could be negatively impacted as a result.
ESG Risk. To the extent that the Fund’s Underlying Index uses criteria related to the ESG characteristics of issuers, this may limit the types and number of investment opportunities available to the Fund and, as a result, the Fund may underperform other funds whose underlying index does not use ESG criteria. The Underlying Index’s use of ESG criteria may result in the Fund investing in, or allocating greater weight to, securities or market sectors that underperform the market as a whole or underperform other funds that use ESG criteria. In addition, the use of representative sampling may result in divergence of the Fund's overall ESG characteristics or ESG risk from those of the Underlying Index.
The Index Provider to such Underlying Index evaluates securities for inclusion and/or weighting in the Underlying Index based on ESG criteria and data provided by the Index Provider or third parties. The Index Provider’s evaluation of securities’ ESG characteristics depends on these criteria and data, which may vary by index provider, and no assurance can be given that they will be complete, accurate or current. In addition, the Index Provider may evaluate security-level ESG data (including ratings) and, if applicable, ESG objectives or constraints that are relevant to the Underlying Index only at index reviews or rebalances. Securities included in the Underlying Index may cease to meet the relevant ESG criteria but may nevertheless remain in the Underlying Index and in the Fund using the Underlying Index until the next review or rebalance by the Index Provider. As a result, certain securities in the Underlying Index, or the Underlying Index as a whole, may not meet the relevant ESG objectives or constraints at all times. If the ESG assessment of a security in the Underlying Index or the Fund changes, neither the Fund nor BFA accepts any liability in relation to such change. BFA does not monitor securities in the Underlying Index with respect to ESG objectives or constraints applied by the Index Provider and is not responsible for changes to the ESG assessment of a security in the Underlying Index between rebalances. In addition, BFA does not assess the validity of the Index Provider’s evaluation of the ESG characteristics of securities or the criteria and data used in such evaluation.
The impacts of risks related to ESG investing are likely to change over time, and new ESG risks may be identified as further data and information regarding ESG factors and impacts become available. In addition, methodologies for ESG investing continue to develop, and the ESG methodology applied by the Index Provider may change over time.
Extension Risk. During periods of rising interest rates, certain debt obligations may be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline in the Fund’s income and potentially in the value of the Fund’s investments.
High Portfolio Turnover Risk. Investment in mortgage dollar rolls and participation in TBA transactions may significantly increase the Fund's portfolio turnover rate. High portfolio turnover (considered by the Fund to mean higher than 100% annually) may
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result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. These effects of higher than normal portfolio turnover may adversely affect Fund performance.
Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds. The Index Provider’s substitution of bonds in the Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index’s stated maturity guidelines.
Index-Related Risk. The Fund seeks to achieve a return that corresponds generally to the price and yield performance, before fees and expenses, of its Underlying Index as published by the Index Provider. There is no assurance that the Index Provider or its agents will construct or calculate the Underlying Index accurately. While the Index Provider describes what the Underlying Index is designed to achieve, neither the Index Provider nor its agents provide any warranty or accept any liability regarding the quality, accuracy or completeness of the Underlying Index or its related data, and they do not guarantee that the Underlying Index will be in line with the Index Provider’s methodology. BFA also does not provide any warranty or guarantee against the Index Provider’s or any agent’s errors.
The Index Provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor BFA can offer assurances that the Index Provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the Index Provider may not identify or correct them promptly or at all, particularly for indexes that are less commonly used as benchmarks. In addition, there may be heightened risks associated with the adequacy and reliability of information about emerging markets constituents, as such markets may have less information available or less regulatory oversight. Errors related to the Underlying Index may negatively or positively impact the Fund and its shareholders. For example, if the Underlying Index contains incorrect constituents, the Fund will have exposure to such constituents and will be underexposed to the Underlying Index’s other constituents. Shareholders should understand that any gains from the Index Provider’s errors will be kept by the Fund and its shareholders and any losses or costs from such errors will be borne by the Fund and its shareholders.
Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider and could cause the Index Provider to postpone a scheduled rebalance to the Underlying Index. This could cause the Underlying Index to vary from its normal or expected composition. If a scheduled rebalance is postponed, index constituents that would otherwise be removed at the rebalance (due to, for example, changes in market capitalization or issuer credit ratings) may remain, causing the performance and
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constituents of the Underlying Index to vary from those expected under normal conditions. In addition, to the extent circumstances evolve between periodic index reviews and reconstitutions, the Underlying Index may include constituents that do not align with its objective or selection criteria, and the Fund tracking the Underlying Index may be similarly affected.
In addition to scheduled rebalances, the Index Provider or its agents may carry out ad hoc index rebalances due to reaching certain weighting constraints, unusual market conditions, corporate events, or corrections of errors. The Fund will in turn rebalance its portfolio to attempt to increase the correlation between the portfolio and the Underlying Index. The Fund and its shareholders will directly bear any transaction costs and market exposure from such portfolio rebalancing. Therefore, index-related errors and ad hoc rebalances may increase the Fund’s costs and tracking error.
Interest Rate Risk. Changes in interest rates may have unpredictable effects on fixed-income markets and result in heightened market volatility and lower liquidity for certain instruments, all of which may adversely affect the Fund’s performance. Interest rate changes can be sudden and unpredictable and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for fixed-income securities.
When interest rates rise, the value of fixed-income securities or other instruments sensitive to interest rates typically decreases. A measure that investors commonly use to determine this price sensitivity is called duration. Fixed-income securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. For example, if a bond has a duration of five years and interest rates rise, the price of the bond will likely decline by a greater percentage than for a bond with a one-year duration. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer duration, rising interest rates may cause the value of the Fund’s investments to decline significantly, which would adversely affect the value of the Fund. Changes in prevailing interest rates, particularly sudden and significant changes, may lead to fluctuations in the value of floating rate debt securities, as the rates for those securities typically reset only periodically. In addition, decreases in market-making capacity for fixed-income dealers may lead to lower trading volume, heightened volatility, wider bid-ask spreads and less transparent pricing in certain fixed-income markets.
During periods of very low or negative interest rates, a Fund may be unable to maintain positive returns or pay dividends to shareholders. Under certain market conditions when interest rates are set at low levels and the market prices of portfolio securities have increased, a Fund may have a very low or even negative yield, which would cause the Fund to lose money in certain conditions and time periods.
Issuer Risk. The performance of a Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value of securities or other assets may decline, or perform differently from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.
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Management Risk. The Fund is not actively managed and invests in securities or other assets included in, or representative of, its Underlying Index, regardless of their investment merits. The Fund may be affected by a general decline in market segments related to its Underlying Index, and BFA generally does not attempt to invest the Fund’s assets in defensive positions under any market conditions, including declining markets. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track its Underlying Index. Because BFA uses a representative sampling indexing strategy, the Fund will not fully replicate its Underlying Index and may hold securities or other assets not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment strategy, whose implementation is subject to a number of constraints, may not produce the intended results. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of its Underlying Index or that the Fund will achieve its investment objective.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a financial instrument or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the particular instrument or asset, or factors that affect one or more issuers, counterparties, exchanges, countries or other geographic units, markets, industries, or asset classes. Local, regional or global events such as war, acts of terrorism, pandemics or other public health issues, recessions, the prospect or occurrence of a sovereign default or other financial crisis, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV. Changes in market and economic conditions generally do not have the same impact on all types of instruments and assets.
Market Trading Risk. The Fund faces numerous market trading risks, any of which may lead to its shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to the NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund shares.
Absence of an Active Primary Market. Although Fund shares are listed for trading on one or more stock exchanges, there can be no assurance that an active primary trading market for Fund shares will develop or be maintained by market makers or Authorized Participants.
Secondary Listing Risks. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. Fund shares also may be available to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for exchange listing or market trading. The Fund’s shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct
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their trades for execution. Certain information that is available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to create or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts to NAV than might be experienced at times when the Fund accepts creation and redemption orders. Securities held by the Fund may be traded in markets that close at a different time than an exchange on which Fund shares are traded. Liquidity in those securities may be reduced after the applicable closing time. As a result, during the time when the exchange is open but after the applicable market closing, fixing or settlement time, there may be wider bid/ask spreads on the exchange and a greater premium or discount to NAV.
In stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, and an investor may be unable to sell their Fund shares.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or for other reasons. In times of extraordinary market volatility, Fund shares may be subject to trading halts pursuant to “circuit breaker” rules of a stock exchange or market. If there is a trading halt or unanticipated closure of an exchange or market, an investor may be unable to purchase or sell Fund shares. In addition, if trading in certain securities or financial instruments is restricted, this may disrupt the Fund’s creation/redemption process, affect the price at which Fund shares trade in the secondary market, and result in the Fund being unable to trade certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio or accurately price its portfolio holdings and may incur substantial trading losses.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short. In addition, trading activity in derivative products based on the Fund may lead to increased trading volume and volatility in the secondary market for the shares of the Fund.
Fund Shares May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s portfolio holdings. The trading price of the Fund’s shares fluctuates throughout trading hours based on both market supply of and demand for Fund shares and the underlying value of the Fund’s portfolio holdings or NAV. As a result, the trading prices of the Fund’s shares may deviate significantly from NAV during times of market volatility, significant redemption requests, or other unusual market conditions
However, because Fund shares can be created and redeemed in Creation Units at NAV, BFA believes that large discounts or premiums to the Fund’s NAV are not likely to be sustained over the long term (unlike shares of many closed-end funds, which
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frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs). While the creation/redemption feature is designed to make it more likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or other market participants, and during periods of significant market volatility, may result in trading prices for shares of the Fund that differ significantly from its NAV. Authorized Participants may be less willing to create or redeem the Fund’s shares if there is a lack of an active market for such shares or the Fund’s underlying investments, which may contribute to the Fund’s shares trading at a premium or discount to NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling Fund shares through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “spread,” which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The spread varies over time for Fund shares based on trading volume and market liquidity. It is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. Increased market volatility also may cause wider spreads. In addition, there may be regulatory and other charges that are incurred as a result of trading activity. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results, and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Prepayment Risk. During periods of falling interest rates, issuers of certain debt obligations may repay principal prior to the security’s maturity, which may cause the Fund to have to reinvest in securities with lower yields or higher risk of default, resulting in a decline in the Fund’s income or return potential. Also, if a security subject to prepayment had been purchased at a premium, the value of the premium would be lost in the event of prepayment.
Risk of Investing in the U.S. Investing in U.S. issuers involves legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. A decrease in imports or exports, changes in trade regulations, inflation, an economic recession, financial system stress, or political turmoil, among other risks, may have an adverse effect on the U.S. economy and the securities listed on U.S. exchanges. The U.S. is also subject to the risk of natural disasters, such as droughts, earthquakes, fires
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and floods. U.S. security risks include acts of terrorism, internal unrest and a deterioration in relations between the U.S. and certain countries. Any of these may adversely affect the U.S. economy, financial markets or issuers.
Governmental agencies project that the U.S. will maintain elevated public debt levels for the foreseeable future. Although elevated debt levels do not necessarily indicate or cause economic problems, the costs of servicing such debt may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. BlackRock Institutional Trust Company, N.A. (“BTC”), which is the securities lending agent for the iShares/BlackRock ETFs, will take into account the tax impact to Fund shareholders of substitute payments for dividends when managing the securities lending program.
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund's valuation of a security at the time of calculation of the Fund's NAV), transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
U.S. Agency Mortgage-Backed Securities Risk. The Fund invests in securities backed by pools of mortgages issued or guaranteed by the U.S. government or one of its agencies or sponsored entities, including Fannie Mae, Freddie Mac or Ginnie Mae. While securities guaranteed by Ginnie Mae are backed by the full faith and credit of the U.S. government, securities issued by Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to its agencies or sponsored entities where it is not obligated to do so. Bonds or debentures that do not carry the backing of the full faith and credit of the U.S. government are subject to more credit risk than securities that are supported by the full faith and credit of the U.S. government. To the
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extent that the U.S. government has provided support to a U.S. agency or sponsored entity in the past, there can be no assurance that the U.S. government will provide support in the future if it is not obligated to do so. If a U.S. government agency or sponsored entity that is the issuer of securities in which the Fund invests is unable to meet its obligations or ceases to exist and no plan is made for repayment of securities, the performance of the Fund will be adversely affected.
MBS represent interests in “pools” of mortgages and, due to the nature of these loans they represent, are subject to prepayment and extension risk. Prepayment risk is the risk that, during periods of falling interest rates, an issuer of mortgages and other fixed-income securities may be able to repay principal prior to the security’s maturity. This may cause the Fund to have to reinvest in securities with a lower yield or higher risk of default, resulting in a decline in the Fund's income or return potential.
MBS are also subject to extension risk, which is the risk that when interest rates rise, certain MBS will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline in income and potentially in the value of the investment.
Because of prepayment and extension risks, MBS react differently to changes in interest rates than other bonds. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain MBS. These securities are also subject to the risk of default on the underlying mortgage loans, particularly during periods of economic downturn.
The Fund seeks to obtain exposure to the fixed-rate portion of U.S. agency mortgage pass-through securities primarily through TBA securities, or TBA transactions. TBAs refer to a commonly used mechanism for the forward settlement of U.S. agency MBS, and not to a separate type of MBS. Default or bankruptcy of a counterparty to a TBA transaction would expose the Fund to possible losses because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction.
The Fund intends to invest cash pending settlement of TBA transactions in money market instruments, repurchase agreements, or other high quality, liquid short-term instruments, including money market funds advised by BFA. The Fund will pay its pro rata share of fees and expenses of any money market fund that it may invest in, in addition to the Fund’s own fees and expenses.
U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline. U.S. Treasury securities are rated AA+ by S&P Global Ratings. A downgrade of the rating of U.S. Treasury securities may cause the value of the Fund's U.S. Treasury obligations to decline. Because U.S. government debt obligations are often used as a benchmark for other borrowing arrangements, a downgrade could also result in higher interest rates for a range of borrowers, cause disruptions in the international bond markets and have a substantial adverse effect on the U.S. and global economy.
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A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and lead the government to issue additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that the U.S. government will not be able to make principal or interest payments when they are due. If market participants determine that U.S. sovereign debt levels have become unsustainable, the value of the U.S. dollar could decline, thus increasing inflationary pressures, particularly with respect to services outsourced to non-U.S. providers and imported goods and constrain or prevent the U.S. government from implementing effective countercyclical fiscal policy in economic downturns. Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period that shareholders own shares of the Fund. Notwithstanding that U.S. Treasury obligations are backed by the full faith and credit of the United States, circumstances could arise that could prevent the timely payment of interest or principal, such as reaching the legislative “debt ceiling.” Such non-payment would result in losses to the Fund and substantial negative consequences for the U.S. economy and the global financial system.
Valuation Risk. The price that the Fund could receive upon the sale (or other disposition) of a security or other asset may differ from the Fund’s valuation of the security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology. The price received by the Fund also may differ from the value used by the Underlying Index (if applicable). Because non-U.S. exchanges or markets may be open on days or during time periods when the Fund does not price its shares, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when investors are not able to purchase or sell Fund shares.
In addition, for purposes of calculating the Fund's NAV, the value of assets denominated in non-U.S. currencies (if any) is translated into U.S. dollars at the prevailing market rates. This translation may result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index. Authorized Participants that create or redeem Fund shares on days when the Fund is holding fair-valued securities or other assets may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the securities or other assets not been fair valued or been valued using a different methodology. The ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies. The order of the below risk factors does not indicate the significance of any particular risk factor.
Close-Out Risk for Qualified Financial Contracts. Regulations adopted by global prudential regulators require counterparties that are part of U.S. or foreign global
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systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent a Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and also prohibit a Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit risk and other risks to a Fund.
Financials Sector Risk. Companies in the financials sector are subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge, the amount of capital and liquid assets they must maintain and, potentially, their size. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by such regulation. Increased risk taking by financial companies may also result in greater overall risk in the U.S. and global financials sector. The impact of changes in capital requirements, or recent or future regulation in various countries, on any individual financial company or on the financials sector as a whole cannot be predicted.
Certain risks may impact the value of investments in the financials sector more severely than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financials sector are exposed directly to the credit risk of their borrowers and counterparties, who may be leveraged to an unknown degree, including through swaps and other derivatives products. Financial services companies may have significant exposure to the same borrowers and counterparties, with the result that a borrower’s or counterparty’s inability to meet its obligations to one company may affect other companies with exposure to the same borrower or counterparty. This interconnectedness of risk may result in significant negative impacts to companies with direct exposure to the defaulting counterparty as well as adverse cascading effects in the markets and the financials sector generally. Companies in the financials sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades, adverse public perception and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. The financials sector is particularly sensitive to fluctuations in interest rates. The financials sector is also a target for cyberattacks. Cybersecurity incidents and technology malfunctions and failures have become increasingly frequent and have caused significant losses to companies in this sector, which may negatively impact the Fund. The extent to which the Fund may invest in a company that engages in securities-related activities or banking is limited by applicable law.
Illiquid Investments Risk. The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that the
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Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and any security or instrument held by the Fund may be deemed an illiquid investment pursuant to the Fund’s liquidity risk management program. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. An investment may be illiquid due to, among other things, the reduced number and capacity of traditional market participants to make a market in securities or instruments, the lack of an active market for such securities or instruments, capital controls, delays or limits on repatriation of local currency, or insolvency of local governments. To the extent that the Fund invests in securities or instruments with substantial market and/or credit risk, the Fund will tend to have increased exposure to the risks associated with illiquid investments. Illiquid investments may be harder to value, especially in changing markets. Although the Fund primarily seeks to redeem shares of the Fund on an in-kind basis, if the Fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the Fund may be greater than normal. Other market participants may be attempting to liquidate holdings at the same time as the Fund, causing increased supply of the Fund’s underlying investments in the market and contributing to illiquid investments risk and downward pricing pressure. In addition, if the Fund is limited in its ability to sell illiquid investments during periods when shareholders are redeeming their shares, the Fund will need to sell liquid securities to meet redemption requests and illiquid securities will become a larger portion of the Fund’s holdings. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund's NAV.
Large Shareholder and Large-Scale Redemption Risk. Certain shareholders of the Fund, including an Authorized Participant, a third-party investor, the Fund’s adviser, an affiliate of the Fund’s adviser, a market maker, or another entity, may from time to time own or manage a substantial amount of Fund shares or may hold their investment in the Fund for a limited period of time. These shareholders may also pledge or loan Fund shares (to secure financing or otherwise), which may result in the shares becoming concentrated in another party. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment or that the size of the Fund would be maintained. Redemptions of a large number of Fund shares may adversely affect the Fund’s liquidity and net assets. To the extent the Fund permits redemptions in cash, these redemptions may force the Fund to sell portfolio securities or other assets when it might not otherwise do so, which may negatively impact the Fund’s NAV, have a material effect on the market price of Fund shares, increase the Fund’s brokerage costs, accelerate the realization of taxable income and/or capital
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gains, and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such tax year. The Fund also may be required to sell its more liquid investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price.
To the extent these large shareholders transact in Fund shares on the secondary market, such transactions may account for a large percentage of the trading volume for Fund shares and may, therefore, have a material upward or downward effect on the market price of the shares. In addition, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, diluting its investment returns.
Non-U.S. Issuers Risk. Securities issued by non-U.S. issuers have different risks from securities issued by U.S. issuers. These risks include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, uncertainties of transnational litigation, and potential restrictions on the flow of international capital, including the possible seizure or nationalization of the securities issued by non-U.S. issuers held by the Fund. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. Unfavorable political, economic or governmental developments in non-U.S. countries could affect the payment of a security’s principal and interest. Securities issued by non-U.S. issuers may also be less liquid than, and more difficult to value than, securities of U.S. issuers. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer’s local currency against the U.S. dollar.
Risk of Investing in Developed Countries. Investment in developed country issuers will subject the Fund to legal, regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries generally tend to rely on services sectors (e.g., the financial services sector) as the primary means of economic growth. A prolonged slowdown in one or more services sectors is likely to have a negative impact on economies of certain developed countries, although economies of individual developed countries can be impacted by slowdowns in other sectors. In the past, certain developed countries have been targets of terrorism, and some geographic areas in which the Fund invests have experienced strained international relations due to territorial disputes, historical animosities, defense concerns and other security concerns. These situations may cause uncertainty in the financial markets in these countries or geographic areas and may adversely affect the performance of the issuers to which the Fund has exposure. Heavy regulation of certain markets, including labor and product markets, may have an adverse effect on certain issuers. Such regulations may negatively affect economic growth or cause
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prolonged periods of recession. Many developed countries are heavily indebted and face rising healthcare and retirement expenses. In addition, price fluctuations of certain commodities and regulations impacting the import of commodities may negatively affect developed country economies.
Threshold/Underinvestment Risk. If certain aggregate and/or fund-level ownership thresholds are reached through transactions undertaken by BFA, its affiliates or the Fund, or as a result of third-party transactions or actions by an issuer or regulator, the ability of BFA and its affiliates on behalf of clients (including the Fund) to purchase or dispose of investments, exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. The capacity of the Fund to invest in certain securities or other assets may be affected by the relevant threshold limits, and such limitations may have adverse effects on the liquidity and performance of the Fund’s portfolio holdings. To the extent a Fund tracks an index, such limits may increase the risk of the Fund being underinvested in an asset relative to its Underlying Index and increase the risk of tracking error.
For example, ownership limits may apply to securities whose issuers operate in certain regulated industries or in certain international markets. Such limits also may apply where the investing entity (such as the Fund) is subject to corporate or regulatory ownership restrictions or invests in certain futures or other derivative transactions. In certain circumstances, aggregate and/or fund-level amounts invested or voted by BFA and its affiliates for their proprietary accounts and for client accounts (including the Fund) may not exceed the relevant limits without the grant of a license or other regulatory or corporate consent. In other cases, exceeding such thresholds may cause BFA and its affiliates, the Fund or other client accounts to suffer disadvantages or business restrictions.
Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The Fund discloses its portfolio holdings daily at www.iShares.com. Fund fact sheets providing information regarding the Fund's top holdings are posted on www.iShares.com when available and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Fund. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the
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Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, and litigation expenses and any extraordinary expenses (as determined by a majority of the Trustees who are not “interested persons” of the Trust). Operating expenses paid by BFA under the Investment Advisory Agreement exclude Acquired Fund Fees and Expenses, if any.
For the fiscal year ended February 29, 2024, BFA was paid a management fee from the Fund, as a percentage of the Fund’s average daily net assets, net of any applicable waivers, at the annual rate of 0.09%.
BFA has contractually agreed to waive a portion of its management fees in an amount equal to the Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other registered investment companies advised by BFA, or its affiliates, through June 30, 2029. The contractual waiver may be terminated prior to June 30, 2029 only upon written agreement of the Trust and BFA. In addition, BFA may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”). As of March 31, 2024, BFA and its affiliates provided investment advisory services for assets of approximately $10.5 trillion. BFA and its affiliates trade and invest for their own accounts in the actual securities and types of securities in which the Fund may also invest, which may affect the price of such securities.
A discussion regarding the basis for the approval by the Trust's Board of Trustees (the “Board”) of the Investment Advisory Agreement with BFA is available in the Fund's Semi-Annual Report for the period ended August 31.
Portfolio Managers. James Mauro and Karen Uyehara are primarily responsible for the day-to-day management of the Fund. The Portfolio Managers are responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their respective portfolio management teams to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of their respective portfolio management teams who have more limited responsibilities.
James Mauro has been employed by BFA or its affiliates as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since 2018.
Karen Uyehara has been employed by BFA or its affiliates as a senior portfolio manager since 2010. Prior to that, Ms. Uyehara was a portfolio manager at Western Asset Management Company (WAMCO). Ms. Uyehara has been a Portfolio Manager of the Fund since 2024.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
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Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company is the administrator, custodian and transfer agent for the Fund. JPMorgan Chase Bank, N.A. serves as custodian for the Fund in connection with certain securities lending activities.
Conflicts of Interest. The investment activities of BFA and its affiliates (including BlackRock and its subsidiaries (collectively, the “Affiliates”)), and their respective directors, officers or employees, in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and its Affiliates provide investment management services to other funds and discretionary managed accounts that may follow investment programs similar to that of the Fund. BFA and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more Affiliates act, or may act, as an investor, research provider, investment manager, commodity pool operator, commodity trading advisor, financier, underwriter, adviser, trader, lender, index provider, agent and/or principal, and have other direct and indirect interests in securities, currencies, commodities, derivatives and other instruments in which the Fund may directly or indirectly invest. The Fund may invest in securities of, or engage in other transactions with, companies with which an Affiliate has significant debt or equity investments or other interests. The Fund may also invest in issuances (such as structured notes) by entities for which an Affiliate provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. The Fund also may invest in securities of, or engage in other transactions with, companies for which an Affiliate provides or may in the future provide research coverage. An Affiliate may have business relationships with, and purchase or distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund. This may include transactions in securities issued by other open-end and closed-end investment companies (which may include investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”)). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate having positions in certain securities that are senior or junior to, or have interests different from or adverse to, the securities that are owned by the Fund.
Neither BlackRock nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. The results of the Fund's investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by BlackRock or an Affiliate, and it is possible that the Fund could
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sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
In addition, the Fund may, from time to time, enter into transactions in which BFA or an Affiliate or its or their directors, officers, employees or clients have an adverse interest. Furthermore, transactions undertaken by clients advised or managed by BFA or its Affiliates may adversely impact the Fund. Transactions by one or more clients or by BFA or its Affiliates or their directors, officers or employees may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to BFA or one or more Affiliates and/or their internal policies designed to comply with such restrictions.
Under a securities lending program approved by the Board, the Fund has retained BTC, an Affiliate of BFA, to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the securities lending agent will receive a fee from the Fund based on the returns earned on the Fund’s lending activities, including investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
Under an ETF Services Agreement, the Fund has retained BlackRock Investments, LLC (the “Distributor” or “BRIL”), an Affiliate of BFA, to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units of the Fund (“ETF Services”). BRIL will retain a portion of the standard transaction fee received from Authorized Participants on each creation or redemption order from the Authorized Participant for the ETF Services provided. BlackRock collaborated with, and received payment from, Citibank, N.A. (“Citibank”) on the design and development of the ETF Services platform. Citibank may have, or from time to time may develop, additional relationships with BlackRock or funds managed by BFA and its affiliates.
It is also possible that, from time to time, BlackRock and/or its advisory clients (including other funds and separately managed accounts) may, subject to compliance with applicable law, purchase and hold shares of the Fund. The price, availability, liquidity, and (in some cases) expense ratio of the Fund may be impacted by purchases and sales of the Fund by BlackRock and/or its advisory clients.
The activities of BFA and its Affiliates and their respective directors, officers or employees may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.
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Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange or otherwise in the secondary market. The Fund's shares trade under the ticker symbol “EAGG.”
Buying or selling Fund shares on an exchange or other secondary market involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you may incur a brokerage commission and other charges. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The Fund's spread may also be impacted by the liquidity or illiquidity of the underlying securities held by the Fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities.
The Fund does not impose restrictions on the frequency of purchases and redemptions of Fund shares directly with the Fund. The Board determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of Fund shares because the Fund generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. However, the Fund has taken certain measures (e.g., imposing transaction fees on purchases and redemptions of Creation Units and reserving the right to reject purchases of Creation Units under certain circumstances) to minimize the potential consequences of frequent cash purchases and redemptions by Authorized Participants, such as increased tracking error, disruption of portfolio management, dilution to the Fund, and/or increased transaction costs. Further, the vast majority of trading in Fund shares occurs on the secondary market, which does not involve the Fund directly, and such trading is unlikely to cause many of the harmful effects of frequent cash purchases or redemptions of Fund shares.
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The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.
Section 12(d)(1) of the 1940 Act generally restricts investments by investment companies, including foreign and unregistered investment companies, in the securities of other investment companies. For example, a registered investment company (the “Acquired Fund”), such as the Fund, may not knowingly sell or otherwise dispose of any security issued by the Acquired Fund to any investment company (the “Acquiring Fund”) or any company or companies controlled by the Acquiring Fund if, immediately after such sale or disposition: (i) more than 3% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and any company or companies controlled by the Acquiring Fund, or (ii) more than 10% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and other investment companies and companies controlled by them. However, registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) in reliance on Rule 12d1-4 under the 1940 Act, the registered investment company must, among other things, enter into an agreement with the Trust. Foreign investment companies are permitted to invest in the Fund only up to the limits set forth in Section 12(d)(1), subject to any applicable SEC no-action relief.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of, and holds legal title to, all outstanding shares of the Fund.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as the supply of and demand for ETF shares and underlying securities held by the Fund, economic conditions and other factors.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the close of regular trading hours of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that
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any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund is determined pursuant to BFA’s valuation policies and procedures. BFA has been designated by the Board as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act.
The Fund values fixed-income portfolio securities using last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Fund's approved independent third-party pricing services, each in accordance with BFA's valuation policies and procedures. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller odd lot sizes. Odd lots often trade at lower prices than institutional round lots. An amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless BFA determines in good faith that such method does not represent fair value.
Generally, trading in non-U.S. securities and money market instruments is substantially completed each day at various times prior to the close of regular trading hours of the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, BFA will fair value the Fund’s investments in accordance with its policies and procedures. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of trading or other reasons, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, when there is a significant event subsequent to the most recent market quotation, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available. A “significant event” is deemed to occur if BFA determines, in its reasonable business judgment prior to or at the time of pricing the Fund’s assets or liabilities, that the event is likely to cause a material change to the last exchange closing price or closing market price of one or more assets held by, or liabilities of, the Fund.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value
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prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
Dividends and Distributions.
General Policies. Dividends from net investment income, if any, generally are declared and paid at least once a year by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Note on Tax Information. The following sections summarize some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Certain states and localities may exempt from tax distributions attributable to interest from U.S. federal government obligations. Consult your personal tax advisor about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, in which case your distributions generally will be taxable when withdrawn, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The
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Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Long-term capital gains are eligible for taxation at a maximum rate of 15% or 20% for non-corporate shareholders, depending on whether their income exceeds certain threshold amounts. Distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married and filing jointly) and of estates and trusts. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
You may lose the ability to use foreign tax credits passed through by the Fund if your Fund shares are loaned out pursuant to a securities lending agreement.
If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
Dividends, interest and capital gains earned by the Fund with respect to securities issued by non-U.S. issuers may give rise to withholding, capital gains and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the total assets of the Fund at the close of a year consists of non-U.S. stocks or securities (generally, for this purpose, depositary receipts, no matter where traded, of non-U.S. companies are treated as “non-U.S.”), generally the Fund may “pass through” to you certain non-U.S. income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.
For purposes of foreign tax credits for U.S. shareholders of the Fund, foreign capital gains taxes may not produce associated foreign source income, limiting the availability of such credits for U.S. persons.
If you are neither a resident nor a citizen of the U.S. or if you are a non-U.S. entity (other than a pass-through entity to the extent owned by U.S. persons), the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.
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Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information concerning their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership, unless certain exceptions apply.
If you are a resident or a citizen of the U.S., by law, backup withholding at a 24% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes When Shares Are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. Each “creator” or authorized participant (an “Authorized Participant”) has entered into an agreement with the Fund's Distributor, an affiliate of BFA. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units.
A creation transaction, which is subject to acceptance by the Distributor and the Fund, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities, assets or other positions (a “creation basket”), and an amount of cash (including any cash representing the value of substituted securities, assets or other positions), if any, which together approximate the holdings of the Fund in exchange for a specified number of Creation Units. Similarly, shares can be
25

redeemed only in Creation Units, generally for a designated portfolio of securities, assets or other positions (a “redemption basket”) held by the Fund and an amount of cash (including any portion of such securities for which cash may be substituted). The Fund may, in certain circumstances, offer Creation Units partially or solely for cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. Creation and redemption baskets may differ and the Fund will accept “custom baskets.” More information regarding custom baskets is contained in the Fund's SAI.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
Only an Authorized Participant may create or redeem Creation Units with the Fund. Authorized Participants may create or redeem Creation Units for their own accounts or for customers, including, without limitation, affiliates of the Fund.
In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined in Rule 144A under the 1933 Act, will not be able to receive restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant that has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For
26

delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 50 Hudson Yards, New York, NY 10001.
BFA or its affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, data provision services, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments or other financial incentives it is eligible to receive. Therefore, such payments or other financial incentives offered or made to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its affiliates.
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Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)

	iShares ESG Aware U.S. Aggregate Bond ETF
	Year Ended 02/29/24	Year Ended 02/28/23	Year Ended 02/28/22	Year Ended 02/28/21	Year Ended 02/29/20
Net asset value, beginning of year	$46.88	$53.10	$55.22	$55.42	$51.25
Net investment income(a)	1.66	1.12	0.62	0.74	1.44
Net realized and unrealized gain (loss)(b)	(0.17)	(6.31)	(2.15)	0.04	4.38
Net increase (decrease) from investment operations	1.49	(5.19)	(1.53)	0.78	5.82
Distributions(c)
From net investment income	(1.59)	(1.03)	(0.59)	(0.87)	(1.48)
From net realized gain	—	—	—	(0.11)	(0.17)
Total distributions	(1.59)	(1.03)	(0.59)	(0.98)	(1.65)
Net asset value, end of year	$46.78	$46.88	$53.10	$55.22	$55.42
Total Return(d)
Based on net asset value	3.22%	(9.81)%	(2.78)%	1.39%	11.52%
Ratios to Average Net Assets(e)
Total expenses	0.10%	0.10%	0.10%	0.10%	0.10%
Total expenses after fees waived	0.09%	0.09%	0.09%	0.08%	0.09%
Net investment income	3.55%	2.31%	1.13%	1.32%	2.69%
Supplemental Data
Net assets, end of year (000)	$3,559,940	$2,400,450	$1,985,864	$1,121,045	$221,686
Portfolio turnover rate(f)(g)	156%	158%	234%	384%	266%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f) Portfolio turnover rate excludes in-kind transactions, if any.
(g) Includes mortgage dollar roll transactions (“MDRs”).
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Index Provider
The Underlying Index is maintained by Bloomberg. Bloomberg is not affiliated with the Trust, BFA, the Distributor or any of their respective affiliates.
To use the Underlying Index, BFA or its affiliates have entered into a license agreement with MSCI ESG Research, which may license the Underlying Index pursuant to its agreement with Bloomberg Index Services Limited or an affiliate. MSCI ESG Research is not affiliated with the Trust, BFA, the Distributor or any of their respective affiliates.
Disclaimers
THIS FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI ESG RESEARCH, BLOOMBERG INDEX SERVICES LIMITED (“BLOOMBERG”), OR ANY OF THEIR AFFILIATES, ANY OF THEIR INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY BLOOMBERG MSCI ESG INDEX (EACH, AN “INDEX”) (COLLECTIVELY, THE “INDEX PARTIES”). THE INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI ESG RESEARCH AND BLOOMBERG (AND THEIR LICENSORS). “BLOOMBERG”, “MSCI ESG RESEARCH”, AND THE INDEX NAMES, ARE RESPECTIVE TRADE AND/OR SERVICE MARK(S) OF BLOOMBERG, MSCI ESG RESEARCH OR THEIR AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY BFA OR ITS AFFILIATES. NONE OF THE INDEX PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF ANY INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI ESG RESEARCH, BLOOMBERG, OR THEIR AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY BLOOMBERG AND/OR MSCI ESG RESEARCH WITHOUT REGARD TO THIS FUND OR THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY. NONE OF THE INDEX PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE INDEXES. NONE OF THE INDEX PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS FUND’S SHARES TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS FUND’S SHARES ARE REDEEMABLE. FURTHER, NONE OF THE INDEX PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND’S SHARES.
ALTHOUGH THE INDEX PARTIES SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES CONSIDERED RELIABLE, NONE OF THE INDEX PARTIES WARRANTS OR
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GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE INDEX PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE INDEX PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE INDEX PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE INDEX PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE INDEX PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
The past performance of the Underlying Index is not a guide to future performance. BFA and its affiliates do not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA and its affiliates shall have no liability for any errors, omissions or interruptions therein. BFA and its affiliates make no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA or its affiliates have any liability for any special, punitive, direct, indirect, consequential or any other damages (including lost profits), even if notified of the possibility of such damages.
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Want to know more?
iShares.com  | 1-800-474-2737
Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at www.iShares.com. Copies of the Prospectus, SAI, shareholder reports and other information, as applicable and when available, can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is, or will be, available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual Report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 1 University Square Drive, Princeton, NJ 08540
Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
©2024 BlackRock, Inc. All rights reserved. iSHARES® and BLACKROCK®are registered trademarks of BFA and its affiliates. All other marks are the property of their respective owners.
Investment Company Act File No.: 811-09729
IS-P-EAGG-0624

June 28, 2024

2024 Prospectus
iShares Trust
• iShares ESG Aware USD Corporate Bond ETF | SUSC | NASDAQ

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

“Bloomberg MSCI US Corporate ESG Focus Index” is the exclusive property of MSCI ESG Research LLC (“MSCI ESG Research”) and Bloomberg Finance L.P. (and their licensors) (“Bloomberg”). “Bloomberg”, “MSCI ESG Research”, and the index name, are respective trade and/or service mark(s) of Bloomberg, MSCI ESG Research or their affiliates and have been licensed for use for certain purposes by BFA or its affiliates.
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iSHARES®ESG AWARE USD CORPORATE BOND ETF
Ticker: SUSC Stock Exchange: Nasdaq
Investment Objective
The iShares ESG Aware USD Corporate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds issued by companies that have positive environmental, social and governance characteristics while seeking to exhibit risk and return characteristics similar to those of the parent index of such index.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except: (i) the management fees, (ii) interest expenses, (iii) taxes, (iv) expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, (v) distribution fees or expenses, and (vi) litigation expenses and any extraordinary expenses.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)[1]
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[2]	Total Annual Fund Operating Expenses
0.18%	None	0.00%	0.18%

1
Operating expenses paid by BFA under the Investment Advisory Agreement exclude acquired fund fees and expenses, if any.
2
The amount rounded to 0.00%.
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Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$18	$58	$101	$230
Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 19% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to track the investment results of the Bloomberg MSCI US Corporate ESG Focus Index (the “Underlying Index”), which has been developed by Bloomberg Finance L.P. and its affiliates (the “Index Provider” or “Bloomberg”) with environmental, social and governance (“ESG”) rating inputs from MSCI ESG Research LLC (“MSCI ESG Research”) pursuant to an agreement between MSCI ESG Research and Bloomberg Index Services Limited, a subsidiary of Bloomberg. The Underlying Index is an optimized fixed-income index designed to reflect the performance of U.S. dollar-
denominated, investment-grade (as determined by Bloomberg) corporate bonds issued by companies that have positive ESG characteristics (as determined by MSCI ESG Research ratings), while seeking to exhibit risk and return characteristics similar to those of the Bloomberg US Corporate Index (the “Parent Index”). As of February 29, 2024, the Underlying Index included issuers from the following countries: Australia, Belgium, Bermuda, Brazil, Canada, Chile, China, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Macau, Mexico, the Netherlands, Singapore, South Africa, Spain, Switzerland, Taiwan, the United Kingdom (the “U.K.”), and the U.S.
The Index Provider begins with the Parent Index and excludes companies involved in the business of tobacco, companies involved with controversial weapons, producers and retailers of civilian firearms, companies involved in certain fossil fuels-related activity (such as the production of thermal coal, thermal coal-based power generation and extraction of oil sands) based on revenue or percentage of revenue thresholds for certain categories (e.g., $20 million or 5%) and categorical exclusions for others (e.g., controversial weapons). The Index Provider also excludes companies involved in very
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severe business controversies (in each case as determined by MSCI ESG Research), as well as securities of companies without an MSCI ESG Research rating, and then follows a quantitative process in an effort to determine optimal weights for securities to maximize exposure to securities of companies with higher ESG ratings while seeking to exhibit risk and return characteristics similar to the Parent Index.
For each industry, MSCI ESG Research identifies key ESG issues that can lead to substantial costs or opportunities for companies (e.g., climate change, resource scarcity, demographic shifts). MSCI ESG Research then rates each company’s exposure to each key issue based on the company’s business segment and geographic risk and analyzes the extent to which companies have developed robust strategies and programs to manage ESG risks and opportunities. MSCI ESG Research scores companies based on both their risk exposure and risk management. To score well on a key issue, MSCI ESG Research assesses management practices, management performance (through demonstrated track record and other quantitative performance indicators), governance structures, and/or implications in controversies, which all may be taken as a proxy for overall management quality. Controversies, including, among other things, issues involving anti-competitive practices, toxic emissions and waste, and health and safety, occurring within the last three years lead to a deduction from the overall management score on each issue. Using a sector-specific key issue weighting model, companies are rated and ranked in comparison to their industry peers. Key issues and weights are reviewed at the end of each calendar year. Corporate governance is always weighted and analyzed for all companies.
As of February 29, 2024, there were 3,889 issues in the Underlying Index. As of February 29, 2024, a significant portion of the Underlying Index is represented by securities of companies in the consumer staples and financials industries or sectors. The components of the Underlying Index are likely to change over time.
The Underlying Index consists of U.S. dollar-denominated corporate bonds that are investment-grade, fixed-rate and taxable and have remaining maturities of greater than or equal to one year. As of February 29, 2024, the average maturity of the securities in the Underlying Index was 10.51 years and the average credit rating was A3/A-/A-. The securities in the Underlying Index are updated on the last business day of each month.
BFA uses an indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund.
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“Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of an applicable underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market value and industry weightings), fundamental characteristics (such as return variability, duration (i.e., a security's price sensitivity to a change in interest rates), maturity or credit ratings and yield) and liquidity measures similar to those of an applicable underlying index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund will invest at least 80% of its assets in the component securities of the Underlying Index, and the Fund will invest at least 90% of its assets in fixed income securities of the types included in the Underlying Index that BFA believes will help the Fund track the Underlying Index. The Fund will invest no more than 10% of its assets in futures, options, and swaps contracts that BFA believes will help the Fund track the Underlying Index as well as in fixed income securities other than the types included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. Cash and cash equivalent investments associated with a derivative position will be treated as part of that position for the purposes of calculating the percentage of investments included in the Underlying Index. The Fund seeks to track the investment results of the Underlying Index before fees and expenses of the Fund.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of any collateral received).
The Underlying Index is sponsored by Bloomberg, MSCI ESG Research or their affiliates, which are independent of the Fund and BFA, pursuant to an agreement between MSCI ESG Research and Bloomberg Index Services Limited (a subsidiary of Bloomberg) or an affiliate. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective. Certain key risks are prioritized below (with others following in alphabetical order), but the relative significance of
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any risk is difficult to predict and may change over time. You should review each risk factor carefully.
Interest Rate Risk. Interest rate risk refers to fluctuations in the value of a fixed-income security due to changes in the general level of interest rates. An increase in interest rates generally will cause the value of fixed-income securities to decline. Securities with longer maturities generally are more sensitive to interest rate changes and subject to greater fluctuations in value. Changes in interest rates may have unpredictable effects on fixed-income markets and result in heightened market volatility and lower liquidity for certain instruments, all of which may adversely affect the Fund’s performance. Interest rate changes can be sudden and unpredictable and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for fixed-income securities.
Credit Risk. Debt issuers and other counterparties may be unable or unwilling to make timely interest and/or principal payments when due or otherwise honor their obligations. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also adversely affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on an issuer's or counterparty's financial condition and on the terms of an obligation.
ESG Risk. To the extent that the Underlying Index uses criteria related to the ESG characteristics of issuers, this may limit the types and number of investment opportunities available to the Fund and, as a result, the Fund may underperform other funds whose underlying index does not use ESG criteria. The Underlying Index’s use of ESG criteria may result in the Fund investing in, or allocating greater weight to, securities or market sectors that underperform the market as a whole or underperform other funds that use ESG criteria. In addition, the use of representative sampling may result in divergence of the Fund’s overall ESG characteristics or ESG risk from those of the Underlying Index. The Index Provider may evaluate security-level ESG data and, if applicable, ESG objectives or constraints that are relevant to the Underlying Index only at index reviews or rebalances. Securities included in the Underlying Index may cease to meet the relevant ESG criteria but may nevertheless remain in the Underlying Index and the Fund until the next review or rebalance by the Index Provider. As a result, certain securities in the Underlying Index, or the Underlying Index as a whole, may not meet the relevant ESG objectives or constraints at all times.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, pandemics or other public health issues, recessions, the prospect or occurrence of a sovereign default or other financial crisis, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.
Index-Related Risk. The Index Provider may rely on various sources of information to assess the criteria of components of the Underlying Index,
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including information that may be based on assumptions and estimates. Neither the Fund nor BFA can offer assurances that the Index Provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the Index Provider may not identify or correct them promptly or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider and could cause the Index Provider to postpone a scheduled rebalance. This could cause the Underlying Index to vary from its normal or expected composition.
Asset Class Risk. The securities and other assets in the Underlying Index or in the Fund’s portfolio may underperform in comparison to financial markets generally, a particular financial market, another index, or other asset classes.
Authorized Participant Concentration Risk. An “Authorized Participant” is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows the Authorized Participant to place orders for the purchase and redemption of creation units (“Creation Units”). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. There are a limited number of institutions that may act as Authorized Participants for the Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in creation or redemption transactions. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for the Fund and no other Authorized Participant places orders, Fund shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund's income, or in securities with greater risks or with other less favorable features.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities or other assets of one or more issuers, countries or other geographic units, markets, industries, project types, or asset classes.
Consumer Staples Sector Risk. The consumer staples sector may be affected by, among other things, marketing campaigns, changes in consumer demands, government regulations and changes in commodity prices.
Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund, its adviser, distributor, Index Provider, other service providers, counterparties, or issuers of assets in which the Fund invests may cause
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disruptions that negatively impact the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. The Fund cannot control the cybersecurity plans and systems of its service providers, counterparties, and other third parties whose activities affect the Fund.
Financials Sector Risk. The performance of companies in the financials sector may be adversely impacted by many factors, including, among others, changes in government regulations, economic conditions, and interest rates, credit rating downgrades, adverse public perception, exposure concentration and decreased liquidity in credit markets. The impact of changes in regulation of any individual financial company, or of the financials sector as a whole, cannot be predicted. Cybersecurity incidents and technology malfunctions and failures have become increasingly frequent and have caused significant losses to companies in this sector, which may negatively impact the Fund.
Income Risk. The Fund's income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds.
Issuer Risk. The performance of the Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value of securities or other assets may decline, or perform differently from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.
Management Risk. The Fund is not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets. As the Fund will not fully replicate the Underlying Index and may hold securities or other assets not included in the Underlying Index, it is subject to the risk that the investment strategy of BFA may not produce the intended results. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares (including through a trading halt), losses from trading in secondary markets, periods of high volatility, and disruptions in the process of creating and redeeming Fund shares. Any of these factors, among others, may lead to the Fund’s shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund shares.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and
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communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Reliance on Trading Partners Risk. The Fund invests in countries or regions whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund's investments. Through its holdings of securities of certain issuers, the Fund is specifically exposed to Asian Economic Risk, European Economic Risk and North American Economic Risk.
Risk of Investing in the U.S. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund's valuation of a security at the time of calculation of the Fund's NAV), transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX ETFs.
Valuation Risk. The price that the Fund could receive upon the sale (or other disposition) of a security or other asset may differ from the Fund’s valuation of the security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology. The price received by the Fund also may differ from the value
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used by the Underlying Index. In addition, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when investors are not able to purchase or sell Fund shares. Authorized Participants that create or redeem Fund shares on days when the Fund is holding fair-valued securities or other assets may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the securities or other assets not been fair valued or been valued using a different methodology. The ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns for 1 and 5 years and since inception compare with the Underlying Index. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Calendar Year-by-Year Returns1

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The Fund’s year-to-date return as of March 31, 2024 was -0.42%.
The best calendar quarter return during the periods shown above was 9.01% in the 2nd quarter of 2020; the worst was -7.61% in the 1st quarter of 2022.
Updated performance information, including the Fund’s current NAV, may be obtained by visiting our website at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).
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Average Annual Total Returns
(for the periods ended December 31, 2023)
	One Year	Five Years	Since Fund Inception
(Inception Date: 7/11/2017)
Return Before Taxes	8.48%	2.46%	1.84%
Return After Taxes on Distributions[1]	6.74%	1.26%	0.62%
Return After Taxes on Distributions and Sale of Fund Shares[1]	4.97%	1.39%	0.90%
Bloomberg MSCI US Corporate ESG Focus Index (Index returns do not reflect deductions for fees, expenses, or taxes)	8.55%	2.76%	2.14%

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After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.
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Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro and Karen Uyehara (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Ms. Uyehara have been Portfolio Managers of the Fund since 2017 and 2024, respectively.
Purchase and Sale of Fund Shares
The Fund is an ETF. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA, in which case, your distributions generally will be taxed when withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on The Nasdaq Stock Market LLC (“Nasdaq”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.
ETFs are funds that trade like other publicly traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents an ownership interest in an underlying portfolio of securities and other instruments intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants and only in aggregations of a specified number of shares (“Creation Units”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
An index is a financial calculation, based on a grouping of financial instruments, and is not an investment product, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary for a number of reasons, including transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from the Fund's use of representative sampling or from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index. From time to time, the Index Provider may make changes to the methodology or other adjustments to the Underlying Index. Unless otherwise determined by BFA, any such change or adjustment will be reflected in the calculation of the Underlying Index performance on a going-forward basis after the effective date of such change or adjustment. Therefore, the Underlying Index performance shown for periods prior to the effective date of any such change or adjustment will generally not be recalculated or restated to reflect such change or adjustment.
Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
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An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
The Fund's investment objective and the Underlying Index may be changed without shareholder approval.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments. The order of the below risk factors does not indicate the significance of any particular risk factor. The Fund discloses its portfolio holdings daily at www.iShares.com.
Asian Economic Risk. Certain Asian economies have experienced rapid growth and industrialization in recent years, but there is no assurance that this growth rate will be maintained. Other Asian economies, however, have experienced high inflation, high unemployment, currency devaluations and restrictions, and over-extension of credit. Geopolitical hostility, political instability, and economic or environmental events in any one Asian country may have a significant economic effect on the entire Asian region, as well as on major trading partners outside Asia. Any adverse event in the Asian markets may have a significant adverse effect on some or all of the economies of the countries in which the Fund invests. In particular, China is a key trading partner of many Asian countries and any changes in trading relationships between China and other Asian countries may affect the region as a whole. Many Asian countries are subject to political risk, including political instability, corruption and regional conflict with neighboring countries. North Korea and South Korea each have substantial military capabilities, and historical tensions between the two countries present the risk of war. Escalated tensions involving the two countries and any outbreak of hostilities between the two countries, or even the threat of an outbreak of hostilities, could have a severe adverse effect on the entire Asian region. Certain Asian countries have developed increasingly strained relationships with the U.S. or with China, and if these relations were to worsen, they could adversely affect Asian issuers that rely on the U.S. or China for trade. In addition, many Asian countries are subject to social and labor risks associated with demands for improved political, economic and social conditions. These risks, among others, may adversely affect the value of the Fund's investments.
Asset Class Risk. The securities and other assets in the Fund’s portfolio or its Underlying Index may underperform in comparison to other indexes that track, or assets that represent, other countries or geographic units, industries, markets, market segments, or asset classes. Various types of securities, other assets and indexes may experience cycles of outperformance and underperformance in comparison to financial markets generally. This divergence may be due to a number of factors including, among other things, inflation, interest rates, productivity, global demand for local products or resources, and regulation and governmental controls. This may cause the Fund to underperform other investment vehicles that invest in different asset classes.
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Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. There are a limited number of institutions that may act as Authorized Participants for the Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in creation or redemption transactions. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for the Fund and no other Authorized Participant places orders, Fund shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for a Fund that invests in securities issued by non-U.S. issuers or instruments with lower trading volume. Such assets often entail greater settlement and operational complexity and higher capital costs for Authorized Participants, which may limit the number of Authorized Participants that engage with the Fund.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund’s income, or in securities with greater risks or with other less favorable features.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities or other assets of one or more issuers, countries or other geographic units, markets, industries, project types, or asset classes. A Fund with investment concentration may be more adversely affected by the underperformance of those assets, may experience greater price volatility and may be more susceptible to adverse economic, market, political or regulatory impacts on those assets compared to a fund that does not concentrate its investments.
Consumer Staples Sector Risk. Companies in the consumer staples sector may be affected by the regulation of various product components and production methods, marketing campaigns and changes in the global economy, consumer spending and consumer demand. Companies in the consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. These companies may be subject to severe competition, which may have an adverse impact on their profitability.
Credit Risk. Credit risk is the risk that the issuer or guarantor of a debt instrument or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments when due or otherwise honor its obligations. There are varying degrees of credit risk, depending on an issuer’s or counterparty’s financial condition and on the terms of an obligation, which may be reflected in the issuer’s or counterparty’s credit rating. There is the chance that the Fund’s portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), or that the market’s perception of an issuer’s creditworthiness may worsen, potentially reducing the Fund’s income level or share price.
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Cybersecurity Risk. The Fund and entities that interact with the Fund are susceptible to operational, information security and related cybersecurity risks, both directly and through their service providers. These entities include, but are not limited to, the Fund’s adviser, distributor, other service providers (e.g., index and benchmark providers, accountants, custodians, transfer agents and administrators), counterparties, market makers, Authorized Participants, listing exchanges, other financial market operators, and governmental authorities. Cybersecurity risks are also present for issuers of securities or other assets in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such issuers to lose value. Cyber incidents can result from deliberate attacks or unintentional events. They include, but are not limited to, gaining unauthorized access to systems, misappropriating assets or sensitive information, corrupting or destroying data, and causing operational disruption. Geopolitical tensions may increase the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing.
Cybersecurity incidents may cause disruptions and impact business operations and may result in any of the following: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and other legal and compliance expenses. In addition, cyber incidents may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the Fund’s functioning inaccessible, inaccurate or incomplete. The Fund may incur substantial costs in order to resolve or prevent cyber incidents.
The Fund has established business continuity plans in the event of, and risk management systems to prevent, cyber incidents. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, that prevention and remediation efforts will not be successful or that cyber incidents will go undetected. Furthermore, the Fund cannot control the cybersecurity plans and systems of its service providers, counterparties, and other third parties whose activities affect the Fund. The Fund and its shareholders could be negatively impacted as a result.
ESG Risk. To the extent that the Fund’s Underlying Index uses criteria related to the ESG characteristics of issuers, this may limit the types and number of investment opportunities available to the Fund and, as a result, the Fund may underperform other funds whose underlying index does not use ESG criteria. The Underlying Index’s use of ESG criteria may result in the Fund investing in, or allocating greater weight to, securities or market sectors that underperform the market as a whole or underperform other funds that use ESG criteria. In addition, the use of representative sampling may result in divergence of the Fund's overall ESG characteristics or ESG risk from those of the Underlying Index.
The Index Provider to such Underlying Index evaluates securities for inclusion and/or weighting in the Underlying Index based on ESG criteria and data provided by the Index
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Provider or third parties. The Index Provider’s evaluation of securities’ ESG characteristics depends on these criteria and data, which may vary by index provider, and no assurance can be given that they will be complete, accurate or current. In addition, the Index Provider may evaluate security-level ESG data (including ratings) and, if applicable, ESG objectives or constraints that are relevant to the Underlying Index only at index reviews or rebalances. Securities included in the Underlying Index may cease to meet the relevant ESG criteria but may nevertheless remain in the Underlying Index and in the Fund using the Underlying Index until the next review or rebalance by the Index Provider. As a result, certain securities in the Underlying Index, or the Underlying Index as a whole, may not meet the relevant ESG objectives or constraints at all times. If the ESG assessment of a security in the Underlying Index or the Fund changes, neither the Fund nor BFA accepts any liability in relation to such change. BFA does not monitor securities in the Underlying Index with respect to ESG objectives or constraints applied by the Index Provider and is not responsible for changes to the ESG assessment of a security in the Underlying Index between rebalances. In addition, BFA does not assess the validity of the Index Provider’s evaluation of the ESG characteristics of securities or the criteria and data used in such evaluation.
The impacts of risks related to ESG investing are likely to change over time, and new ESG risks may be identified as further data and information regarding ESG factors and impacts become available. In addition, methodologies for ESG investing continue to develop, and the ESG methodology applied by the Index Provider may change over time.
European Economic Risk. The Economic and Monetary Union (the “eurozone”) of the European Union (the “EU”) requires compliance by member states that are members of the eurozone with restrictions on inflation rates, deficits, interest rates and debt levels, as well as fiscal and monetary controls, each of which may significantly affect every country in Europe, including those countries that are not members of the eurozone. Additionally, European countries outside of the eurozone may present economic risks that are independent of the indirect effects that eurozone policies have on them. In particular, the U.K.'s economy may be affected by global economic, industrial and financial shifts. Changes in imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of eurozone countries), the default or threat of default by an EU member state on its sovereign debt and/or an economic recession in an EU member state may have a significant adverse effect on the economies of other EU member states and their trading partners. The European financial markets have historically experienced volatility and adverse trends due to concerns about economic downturns or government debt levels in several European countries, including, but not limited to, Austria, Belgium, Cyprus, France, Greece, Ireland, Italy, Portugal, Spain and Ukraine. These events have affected and may in the future adversely affect the exchange rate of the euro and may significantly affect European countries.
Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest, may limit future growth and economic recovery or may have
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other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The U.K. left the EU (“Brexit”) on January 31, 2020. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets.
The national politics of countries in Europe have been unpredictable and subject to influence by disruptive political groups and ideologies, including, for example, secessionist movements. The governments of European countries may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe or war in the region could also impact financial markets. The impact of these events is not clear but could be significant and far-reaching and could adversely affect the value and liquidity of the Fund's investments.
Russian Invasion of Ukraine. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions, including declines in its stock markets and the value of the ruble against the U.S. dollar, are impossible to predict, but could be significant. Disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, import and export restrictions, tariffs or cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians, may impact Russia's economy, Russian issuers of securities in which the Fund invests, or the economies of Europe as a whole. Actual and threatened responses to Russian military action may also impact the markets for certain Russian commodities, such as oil and natural gas, as well as other sectors of the Russian economy, and are likely to have collateral impacts on such sectors across Europe and globally.
Financials Sector Risk. Companies in the financials sector are subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge, the amount of capital and liquid assets they must maintain and, potentially, their size. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by such regulation. Increased risk taking by financial companies may also result in greater overall risk in the U.S. and global financials sector. The impact of changes in capital requirements, or recent or future regulation in various countries, on any individual financial company or on the financials sector as a whole cannot be predicted.
Certain risks may impact the value of investments in the financials sector more severely than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financials sector are exposed directly to the credit risk of their borrowers and
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counterparties, who may be leveraged to an unknown degree, including through swaps and other derivatives products. Financial services companies may have significant exposure to the same borrowers and counterparties, with the result that a borrower’s or counterparty’s inability to meet its obligations to one company may affect other companies with exposure to the same borrower or counterparty. This interconnectedness of risk may result in significant negative impacts to companies with direct exposure to the defaulting counterparty as well as adverse cascading effects in the markets and the financials sector generally. Companies in the financials sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades, adverse public perception and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. The financials sector is particularly sensitive to fluctuations in interest rates. The financials sector is also a target for cyberattacks. Cybersecurity incidents and technology malfunctions and failures have become increasingly frequent and have caused significant losses to companies in this sector, which may negatively impact the Fund. The extent to which the Fund may invest in a company that engages in securities-related activities or banking is limited by applicable law.
Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds. The Index Provider’s substitution of bonds in the Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index’s stated maturity guidelines.
Index-Related Risk. The Fund seeks to achieve a return that corresponds generally to the price and yield performance, before fees and expenses, of its Underlying Index as published by the Index Provider. There is no assurance that the Index Provider or its agents will construct or calculate the Underlying Index accurately. While the Index Provider describes what the Underlying Index is designed to achieve, neither the Index Provider nor its agents provide any warranty or accept any liability regarding the quality, accuracy or completeness of the Underlying Index or its related data, and they do not guarantee that the Underlying Index will be in line with the Index Provider’s methodology. BFA also does not provide any warranty or guarantee against the Index Provider’s or any agent’s errors.
The Index Provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor BFA can offer assurances that the Index Provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the Index Provider may not identify or correct them promptly or at all, particularly for indexes that are less commonly used as benchmarks. In addition, there may be heightened risks associated with the adequacy and reliability of information about
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emerging markets constituents, as such markets may have less information available or less regulatory oversight. Errors related to the Underlying Index may negatively or positively impact the Fund and its shareholders. For example, if the Underlying Index contains incorrect constituents, the Fund will have exposure to such constituents and will be underexposed to the Underlying Index’s other constituents. Shareholders should understand that any gains from the Index Provider’s errors will be kept by the Fund and its shareholders and any losses or costs from such errors will be borne by the Fund and its shareholders.
Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider and could cause the Index Provider to postpone a scheduled rebalance to the Underlying Index. This could cause the Underlying Index to vary from its normal or expected composition. If a scheduled rebalance is postponed, index constituents that would otherwise be removed at the rebalance (due to, for example, changes in market capitalization or issuer credit ratings) may remain, causing the performance and constituents of the Underlying Index to vary from those expected under normal conditions. In addition, to the extent circumstances evolve between periodic index reviews and reconstitutions, the Underlying Index may include constituents that do not align with its objective or selection criteria, and the Fund tracking the Underlying Index may be similarly affected.
In addition to scheduled rebalances, the Index Provider or its agents may carry out ad hoc index rebalances due to reaching certain weighting constraints, unusual market conditions, corporate events, or corrections of errors. The Fund will in turn rebalance its portfolio to attempt to increase the correlation between the portfolio and the Underlying Index. The Fund and its shareholders will directly bear any transaction costs and market exposure from such portfolio rebalancing. Therefore, index-related errors and ad hoc rebalances may increase the Fund’s costs and tracking error.
Interest Rate Risk. Changes in interest rates may have unpredictable effects on fixed-income markets and result in heightened market volatility and lower liquidity for certain instruments, all of which may adversely affect the Fund’s performance. Interest rate changes can be sudden and unpredictable and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for fixed-income securities.
When interest rates rise, the value of fixed-income securities or other instruments sensitive to interest rates typically decreases. A measure that investors commonly use to determine this price sensitivity is called duration. Fixed-income securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. For example, if a bond has a duration of five years and interest rates rise, the price of the bond will likely decline by a greater percentage than for a bond with a one-year duration. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer duration, rising interest rates may cause the value of the Fund’s investments to decline significantly, which would adversely affect the value of the Fund. Changes in prevailing interest rates, particularly sudden and significant changes, may lead to fluctuations in the value of floating rate debt securities, as the rates for those
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securities typically reset only periodically. In addition, decreases in market-making capacity for fixed-income dealers may lead to lower trading volume, heightened volatility, wider bid-ask spreads and less transparent pricing in certain fixed-income markets.
During periods of very low or negative interest rates, a Fund may be unable to maintain positive returns or pay dividends to shareholders. Under certain market conditions when interest rates are set at low levels and the market prices of portfolio securities have increased, a Fund may have a very low or even negative yield, which would cause the Fund to lose money in certain conditions and time periods.
Issuer Risk. The performance of a Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value of securities or other assets may decline, or perform differently from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.
Management Risk. The Fund is not actively managed and invests in securities or other assets included in, or representative of, its Underlying Index, regardless of their investment merits. The Fund may be affected by a general decline in market segments related to its Underlying Index, and BFA generally does not attempt to invest the Fund’s assets in defensive positions under any market conditions, including declining markets. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track its Underlying Index. Because BFA uses a representative sampling indexing strategy, the Fund will not fully replicate its Underlying Index and may hold securities or other assets not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment strategy, whose implementation is subject to a number of constraints, may not produce the intended results. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of its Underlying Index or that the Fund will achieve its investment objective.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a financial instrument or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the particular instrument or asset, or factors that affect one or more issuers, counterparties, exchanges, countries or other geographic units, markets, industries, or asset classes. Local, regional or global events such as war, acts of terrorism, pandemics or other public health issues, recessions, the prospect or occurrence of a sovereign default or other financial crisis, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV. Changes in market and economic conditions generally do not have the same impact on all types of instruments and assets.
Market Trading Risk. The Fund faces numerous market trading risks, any of which may lead to its shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to the NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund shares.
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Absence of an Active Primary Market. Although Fund shares are listed for trading on one or more stock exchanges, there can be no assurance that an active primary trading market for Fund shares will develop or be maintained by market makers or Authorized Participants.
Secondary Listing Risks. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. Fund shares also may be available to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for exchange listing or market trading. The Fund’s shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information that is available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to create or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts to NAV than might be experienced at times when the Fund accepts creation and redemption orders. Securities held by the Fund may be traded in markets that close at a different time than an exchange on which Fund shares are traded. Liquidity in those securities may be reduced after the applicable closing time. As a result, during the time when the exchange is open but after the applicable market closing, fixing or settlement time, there may be wider bid/ask spreads on the exchange and a greater premium or discount to NAV.
In stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, and an investor may be unable to sell their Fund shares.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or for other reasons. In times of extraordinary market volatility, Fund shares may be subject to trading halts pursuant to “circuit breaker” rules of a stock exchange or market. If there is a trading halt or unanticipated closure of an exchange or market, an investor may be unable to purchase or sell Fund shares. In addition, if trading in certain securities or financial instruments is restricted, this may disrupt the Fund’s creation/redemption process, affect the price at which Fund shares trade in the secondary market, and result in the Fund being unable to trade certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio or accurately price its portfolio holdings and may incur substantial trading losses.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short. In addition, trading activity in derivative
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products based on the Fund may lead to increased trading volume and volatility in the secondary market for the shares of the Fund.
Fund Shares May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s portfolio holdings. The trading price of the Fund’s shares fluctuates throughout trading hours based on both market supply of and demand for Fund shares and the underlying value of the Fund’s portfolio holdings or NAV. As a result, the trading prices of the Fund’s shares may deviate significantly from NAV during times of market volatility, significant redemption requests, or other unusual market conditions
However, because Fund shares can be created and redeemed in Creation Units at NAV, BFA believes that large discounts or premiums to the Fund’s NAV are not likely to be sustained over the long term (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs). While the creation/redemption feature is designed to make it more likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or other market participants, and during periods of significant market volatility, may result in trading prices for shares of the Fund that differ significantly from its NAV. Authorized Participants may be less willing to create or redeem the Fund’s shares if there is a lack of an active market for such shares or the Fund’s underlying investments, which may contribute to the Fund’s shares trading at a premium or discount to NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling Fund shares through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “spread,” which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The spread varies over time for Fund shares based on trading volume and market liquidity. It is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. Increased market volatility also may cause wider spreads. In addition, there may be regulatory and other charges that are incurred as a result of trading activity. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results, and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.
North American Economic Risk. A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire North American region and on some or all of the North American countries in which the Fund invests.
The U.S. is Canada's and Mexico's largest trading and investment partner. The Canadian and Mexican economies are significantly affected by developments in the
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U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the U.S. and Mexico, total merchandise trade among the three countries has increased. However, political developments including the implementation of tariffs by the U.S. and the renegotiation of NAFTA in the form of the United States-Mexico-Canada Agreement (“USMCA”), which replaced NAFTA on July 1, 2020, could negatively affect North America’s economic outlook and, as a result, the value of securities held by the Fund. Policy and legislative changes in one country may have a significant effect on North American markets generally, as well as on the value of certain securities held by the Fund.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Reliance on Trading Partners Risk. The economies of many countries or regions in which the Fund invests are highly dependent on trade with certain key trading partners. Reduction in spending on products and services by these key trading partners, institution of tariffs or other trade barriers or a slowdown in the economies of key trading partners may adversely affect the performance of any company in which the Fund invests and have a material adverse effect on the Fund’s performance.
Risk of Investing in the U.S. Investing in U.S. issuers involves legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. A decrease in imports or exports, changes in trade regulations, inflation, an economic recession, financial system stress, or political turmoil, among other risks, may have an adverse effect on the U.S. economy and the securities listed on U.S. exchanges. The U.S. is also subject to the risk of natural disasters, such as droughts, earthquakes, fires and floods. U.S. security risks include acts of terrorism, internal unrest and a deterioration in relations between the U.S. and certain countries. Any of these may adversely affect the U.S. economy, financial markets or issuers.
Governmental agencies project that the U.S. will maintain elevated public debt levels for the foreseeable future. Although elevated debt levels do not necessarily indicate or cause economic problems, the costs of servicing such debt may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. BlackRock Institutional Trust Company, N.A. (“BTC”), which is the securities lending
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agent for the iShares/BlackRock ETFs, will take into account the tax impact to Fund shareholders of substitute payments for dividends when managing the securities lending program.
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund's valuation of a security at the time of calculation of the Fund's NAV), transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX ETFs.
Valuation Risk. The price that the Fund could receive upon the sale (or other disposition) of a security or other asset may differ from the Fund’s valuation of the security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology. The price received by the Fund also may differ from the value used by the Underlying Index (if applicable). Because non-U.S. exchanges or markets may be open on days or during time periods when the Fund does not price its shares, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when investors are not able to purchase or sell Fund shares.
In addition, for purposes of calculating the Fund's NAV, the value of assets denominated in non-U.S. currencies (if any) is translated into U.S. dollars at the prevailing market rates. This translation may result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index. Authorized Participants that create or redeem Fund shares on days when the Fund is holding fair-valued securities or other assets may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the securities or other assets not been fair valued or been valued using a different methodology. The ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
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A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies. The order of the below risk factors does not indicate the significance of any particular risk factor.
Capital Goods Industry Risk. Companies in the capital goods group of industries include aerospace and defense, building products, construction and engineering, and other manufacturers of capital intensive products. Companies in the capital goods industry may be affected by fluctuations in the business cycle and by other factors affecting manufacturing demands. The capital goods industry depends heavily on corporate spending. Companies in the capital goods industry may perform well during times of economic expansion, but as economic conditions worsen, the demand for capital goods may decrease. Many capital goods are sold internationally, and companies in this industry may be affected by market conditions in other countries and regions.
Close-Out Risk for Qualified Financial Contracts. Regulations adopted by global prudential regulators require counterparties that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent a Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and also prohibit a Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit risk and other risks to a Fund.
Communication Services Sector Risk. The communication services sector consists of both companies in the telecommunication services industry as well as those in the media and entertainment industry. Examples of companies in the telecommunication services industry group include providers of fiber-optic, fixed-line, cellular and wireless telecommunications networks. Companies in the media and entertainment industry group encompass a variety of services and products including television broadcasting, gaming products, social media, networking platforms, online classifieds, online review websites, and Internet search engines. Companies in the communication services sector may be affected by industry competition, substantial capital requirements, government regulation, and obsolescence of communications products and services due to technological advancement. Fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company's profitability. In addition, while all companies may be susceptible to network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
The communication services sector of a country’s economy is often subject to extensive government regulation. The costs of complying with governmental
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regulations, delays or failure to receive required regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of communications companies. Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. The communications services industry can also be significantly affected by intense competition for market share, including competition with alternative technologies such as wireless communications, product compatibility and standardization, consumer preferences, rapid product obsolescence, research and development of new products, lack of standardization or compatibility with existing technologies, and a dependency on patent and copyright protections. Companies in the communication services sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in developing new products and services using new technology. Technological innovations may make the products and services of certain communications companies obsolete.
Telecommunications providers with exposure to the U.S. are generally required to obtain franchises or licenses in order to provide services in a given location. Licensing and franchise rights in the telecommunications sector are limited, which may provide an advantage to certain participants. Limited availability of such rights, high barriers to market entry and regulatory oversight, among other factors, have led to consolidation of companies within the sector, which could lead to further regulation or other negative effects in the future. Telecommunication providers investing in non-U.S. countries may be subject to similar risks. Additional risks include those related to competitive challenges in the U.S. from non-U.S. competitors engaged in strategic joint ventures with U.S. companies and in non-U.S. markets from both U.S. and non-U.S. competitors.
Companies in the media and entertainment industries can be significantly affected by several factors, including competition, particularly in formulation of products and services using new technologies, cyclicality of revenues and earnings, a potential decrease in the discretionary income of targeted individuals, changing consumer tastes and interests, and the potential increase in government regulation. Companies in the media and entertainment industries may become obsolete quickly. Advertising spending can be an important revenue source for media and entertainment companies. During economic downturns advertising spending typically decreases and, as a result, media and entertainment companies tend to generate less revenue.
Consumer Cyclical Industry Risk. The success of consumer cyclical companies is tied closely to the performance of domestic and international economies, exchange rates, interest rates, competition, consumer confidence, changes in demographics and preferences. Companies in the consumer cyclical industry depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.
Energy Sector Risk. The market value of securities issued by companies in the energy sector may decline for the following reasons, among others: changes in and volatility of global energy prices, energy supply and demand, and spending on exploration and
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production of energy sources; exchange rates, interest rates, economic conditions, and tax treatment; changes in the actual or perceived availability of oil or other resource deposits; the enactment or cessation of trade sanctions or import controls; war or other geopolitical conflicts; negative perception; increased litigation; energy conservation efforts; energy infrastructure developments or service failures; and increased competition and technological advances. Companies in this sector may be subject to substantial government regulation and contractual fixed pricing, which may increase the cost of doing business and limit the earnings of these companies. A significant portion of the revenues of these companies may depend on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of companies in this sector.
Energy companies may also operate in, or engage in transactions involving, countries that have less developed regulatory regimes or a history of expropriation, confiscation of assets, foreign investment restrictions, nationalization or other adverse policies or that are at greater risk of political and social unrest, coups or labor disruptions. Energy companies also face a significant risk of liability from accidents resulting in injury or loss of life or property, pollution or other environmental problems, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, cyber incident, political strife or natural disasters. Any such event could have serious consequences for the general population of the affected area and could have an adverse impact on the Fund’s portfolio and the performance of the Fund. Energy companies may have relatively high levels of debt and may be more likely than other companies to restructure their businesses if there are downturns in energy markets or in the global economy. Energy production companies, especially those for oil and gas, may also have to contend with service disruptions, pipeline and equipment leaks and ruptures, explosions, fires, unscheduled downtime, transportation interruptions, discharges or releases of toxic or hazardous gases and other environmental risks.
The energy sector may experience significant market volatility. For example, Russia’s large-scale invasion of Ukraine on February 24, 2022 led to disruptions and increased volatility in the energy and commodity futures markets due to actual and potential disruptions in the supply and demand for certain commodities, including oil and natural gas. The U.S. and other actors have, in response, enacted various sanctions and restrictions on business dealings with Russia, which include restrictions on imports of oil, natural gas and coal. The effect of the current sanctions and restrictions, as well as the extent and duration of the Russian military action, additional sanctions and associated market disruptions on the energy sector, are impossible to predict and depend on a number of factors. The effect of these events or any related developments could be significant and may have a severe adverse effect on the performance of the Fund.
Illiquid Investments Risk. The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the
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investment. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and any security or instrument held by the Fund may be deemed an illiquid investment pursuant to the Fund’s liquidity risk management program. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. An investment may be illiquid due to, among other things, the reduced number and capacity of traditional market participants to make a market in securities or instruments, the lack of an active market for such securities or instruments, capital controls, delays or limits on repatriation of local currency, or insolvency of local governments. To the extent that the Fund invests in securities or instruments with substantial market and/or credit risk, the Fund will tend to have increased exposure to the risks associated with illiquid investments. Illiquid investments may be harder to value, especially in changing markets. Although the Fund primarily seeks to redeem shares of the Fund on an in-kind basis, if the Fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the Fund may be greater than normal. Other market participants may be attempting to liquidate holdings at the same time as the Fund, causing increased supply of the Fund’s underlying investments in the market and contributing to illiquid investments risk and downward pricing pressure. In addition, if the Fund is limited in its ability to sell illiquid investments during periods when shareholders are redeeming their shares, the Fund will need to sell liquid securities to meet redemption requests and illiquid securities will become a larger portion of the Fund’s holdings. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund's NAV.
Large Shareholder and Large-Scale Redemption Risk. Certain shareholders of the Fund, including an Authorized Participant, a third-party investor, the Fund’s adviser, an affiliate of the Fund’s adviser, a market maker, or another entity, may from time to time own or manage a substantial amount of Fund shares or may hold their investment in the Fund for a limited period of time. These shareholders may also pledge or loan Fund shares (to secure financing or otherwise), which may result in the shares becoming concentrated in another party. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment or that the size of the Fund would be maintained. Redemptions of a large number of Fund shares may adversely affect the Fund’s liquidity and net assets. To the extent the Fund permits redemptions in cash, these redemptions may force the Fund to sell portfolio securities or other assets when it might not otherwise do so, which may negatively impact the Fund’s NAV, have a material effect on the market price of Fund shares, increase the Fund’s brokerage costs, accelerate the realization of taxable income and/or capital gains, and cause the Fund to make taxable distributions to its shareholders earlier than
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the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such tax year. The Fund also may be required to sell its more liquid investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price.
To the extent these large shareholders transact in Fund shares on the secondary market, such transactions may account for a large percentage of the trading volume for Fund shares and may, therefore, have a material upward or downward effect on the market price of the shares. In addition, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, diluting its investment returns.
Non-U.S. Issuers Risk. Securities issued by non-U.S. issuers have different risks from securities issued by U.S. issuers. These risks include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, uncertainties of transnational litigation, and potential restrictions on the flow of international capital, including the possible seizure or nationalization of the securities issued by non-U.S. issuers held by the Fund. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. Unfavorable political, economic or governmental developments in non-U.S. countries could affect the payment of a security’s principal and interest. Securities issued by non-U.S. issuers may also be less liquid than, and more difficult to value than, securities of U.S. issuers. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer’s local currency against the U.S. dollar.
Risk of Investing in Developed Countries. Investment in developed country issuers will subject the Fund to legal, regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries generally tend to rely on services sectors (e.g., the financial services sector) as the primary means of economic growth. A prolonged slowdown in one or more services sectors is likely to have a negative impact on economies of certain developed countries, although economies of individual developed countries can be impacted by slowdowns in other sectors. In the past, certain developed countries have been targets of terrorism, and some geographic areas in which the Fund invests have experienced strained international relations due to territorial disputes, historical animosities, defense concerns and other security concerns. These situations may cause uncertainty in the financial markets in these countries or geographic areas and may adversely affect the performance of the issuers to which the Fund has exposure. Heavy regulation of certain markets, including labor and product markets, may have an adverse effect on certain issuers. Such regulations may negatively affect economic growth or cause prolonged periods of recession. Many developed countries are heavily indebted and
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face rising healthcare and retirement expenses. In addition, price fluctuations of certain commodities and regulations impacting the import of commodities may negatively affect developed country economies.
Technology Companies Risk. Technology companies and companies that rely heavily on technological advances may have limited product lines, markets, financial resources and personnel. These companies may face rapid product obsolescence as well as unexpected risks and costs related to new product introduction and technological developments, such as artificial intelligence and machine learning. Technology companies may be adversely affected by disruptions to supply chains and distribution networks as well as issues at third-party partners. They are heavily dependent on patent and other intellectual property rights, and the loss or impairment of these rights may adversely affect their profitability. Technology companies may face increased government scrutiny and may be subject to adverse government or legal action. These companies also may be adversely affected by, among other things, actual or perceived security vulnerabilities or other defects in their products and services, which may result in lawsuits, government enforcement actions and other remediation costs.
Threshold/Underinvestment Risk. If certain aggregate and/or fund-level ownership thresholds are reached through transactions undertaken by BFA, its affiliates or the Fund, or as a result of third-party transactions or actions by an issuer or regulator, the ability of BFA and its affiliates on behalf of clients (including the Fund) to purchase or dispose of investments, exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. The capacity of the Fund to invest in certain securities or other assets may be affected by the relevant threshold limits, and such limitations may have adverse effects on the liquidity and performance of the Fund’s portfolio holdings. To the extent a Fund tracks an index, such limits may increase the risk of the Fund being underinvested in an asset relative to its Underlying Index and increase the risk of tracking error.
For example, ownership limits may apply to securities whose issuers operate in certain regulated industries or in certain international markets. Such limits also may apply where the investing entity (such as the Fund) is subject to corporate or regulatory ownership restrictions or invests in certain futures or other derivative transactions. In certain circumstances, aggregate and/or fund-level amounts invested or voted by BFA and its affiliates for their proprietary accounts and for client accounts (including the Fund) may not exceed the relevant limits without the grant of a license or other regulatory or corporate consent. In other cases, exceeding such thresholds may cause BFA and its affiliates, the Fund or other client accounts to suffer disadvantages or business restrictions.
Utilities Sector Risk. Companies in the utilities sector may be adversely affected by changes in exchange rates, domestic and international competition, and governmental limitations on rates charged to consumers. The value of regulated utility debt securities (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates. Deregulation may subject utility companies to greater competition and may adversely affect their profitability. Federal legislation may facilitate the construction of electric transmission lines not only by public utilities but also by independent transmission developers, which could increase competition in the
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wholesale electricity markets. As deregulation allows utility companies to diversify outside of their original geographic regions and their traditional lines of business, utility companies may engage in riskier ventures. In addition, deregulation may eliminate restrictions on the profits of certain utility companies, but may also subject these companies to greater risk of loss. Companies in the utilities industry may have difficulty obtaining an adequate return on invested capital, raising capital, or financing large construction projects during periods of inflation or unsettled capital markets; face restrictions on operations and increased cost and delays attributable to environmental considerations and regulation; find that existing plants, equipment or products have been rendered obsolete by technological innovations; or be subject to increased costs because of the scarcity of certain fuels or the effects of man-made or natural disasters. Existing and future regulations or legislation may make it difficult for utility companies to operate profitably. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. There is no assurance that regulatory authorities will grant rate increases in the future or that such increases will be adequate to permit the payment of coupon payments on bonds issued by such company. Energy conservation and changes in climate policy may also have a significant adverse impact on the revenues and expenses of utility companies.
Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The Fund discloses its portfolio holdings daily at www.iShares.com. Fund fact sheets providing information regarding the Fund's top holdings are posted on www.iShares.com when available and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Fund. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, and litigation expenses and any extraordinary expenses (as determined by a majority of the Trustees who are not “interested persons” of the Trust). Operating expenses paid by BFA under the Investment Advisory Agreement exclude acquired fund fees and expenses, if any.
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For the fiscal year ended February 29, 2024, BFA was paid a management fee from the Fund, as a percentage of the Fund's average daily net assets, at the annual rate of 0.18%.
BFA may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”). As of March 31, 2024, BFA and its affiliates provided investment advisory services for assets of approximately $10.5 trillion. BFA and its affiliates trade and invest for their own accounts in the actual securities and types of securities in which the Fund may also invest, which may affect the price of such securities.
A discussion regarding the basis for the approval by the Trust's Board of Trustees (the “Board”) of the Investment Advisory Agreement with BFA is available in the Fund's Semi-Annual Report for the period ended August 31.
Portfolio Managers. James Mauro and Karen Uyehara are primarily responsible for the day-to-day management of the Fund. The Portfolio Managers are responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their respective portfolio management teams to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of their respective portfolio management teams who have more limited responsibilities.
James Mauro has been employed by BFA or its affiliates as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since 2017.
Karen Uyehara has been employed by BFA or its affiliates as a senior portfolio manager since 2010. Prior to that, Ms. Uyehara was a portfolio manager at Western Asset Management Company (WAMCO). Ms. Uyehara has been a Portfolio Manager of the Fund since 2024.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company is the administrator, custodian and transfer agent for the Fund. JPMorgan Chase Bank, N.A. serves as custodian for the Fund in connection with certain securities lending activities.
Conflicts of Interest. The investment activities of BFA and its affiliates (including BlackRock and its subsidiaries (collectively, the “Affiliates”)), and their respective directors, officers or employees, in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and its Affiliates provide investment management services to other funds and discretionary managed accounts that may
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follow investment programs similar to that of the Fund. BFA and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more Affiliates act, or may act, as an investor, research provider, investment manager, commodity pool operator, commodity trading advisor, financier, underwriter, adviser, trader, lender, index provider, agent and/or principal, and have other direct and indirect interests in securities, currencies, commodities, derivatives and other instruments in which the Fund may directly or indirectly invest. The Fund may invest in securities of, or engage in other transactions with, companies with which an Affiliate has significant debt or equity investments or other interests. The Fund may also invest in issuances (such as structured notes) by entities for which an Affiliate provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. The Fund also may invest in securities of, or engage in other transactions with, companies for which an Affiliate provides or may in the future provide research coverage. An Affiliate may have business relationships with, and purchase or distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund. This may include transactions in securities issued by other open-end and closed-end investment companies (which may include investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”)). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate having positions in certain securities that are senior or junior to, or have interests different from or adverse to, the securities that are owned by the Fund.
Neither BlackRock nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. The results of the Fund's investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by BlackRock or an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
In addition, the Fund may, from time to time, enter into transactions in which BFA or an Affiliate or its or their directors, officers, employees or clients have an adverse interest. Furthermore, transactions undertaken by clients advised or managed by BFA or its Affiliates may adversely impact the Fund. Transactions by one or more clients or by BFA or its Affiliates or their directors, officers or employees may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
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The Fund's activities may be limited because of regulatory restrictions applicable to BFA or one or more Affiliates and/or their internal policies designed to comply with such restrictions.
Under a securities lending program approved by the Board, the Fund has retained BTC, an Affiliate of BFA, to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the securities lending agent will receive a fee from the Fund based on the returns earned on the Fund’s lending activities, including investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
Under an ETF Services Agreement, the Fund has retained BlackRock Investments, LLC (the “Distributor” or “BRIL”), an Affiliate of BFA, to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units of the Fund (“ETF Services”). BRIL will retain a portion of the standard transaction fee received from Authorized Participants on each creation or redemption order from the Authorized Participant for the ETF Services provided. BlackRock collaborated with, and received payment from, Citibank, N.A. (“Citibank”) on the design and development of the ETF Services platform. Citibank may have, or from time to time may develop, additional relationships with BlackRock or funds managed by BFA and its affiliates.
It is also possible that, from time to time, BlackRock and/or its advisory clients (including other funds and separately managed accounts) may, subject to compliance with applicable law, purchase and hold shares of the Fund. The price, availability, liquidity, and (in some cases) expense ratio of the Fund may be impacted by purchases and sales of the Fund by BlackRock and/or its advisory clients.
The activities of BFA and its Affiliates and their respective directors, officers or employees may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Trust does not impose any minimum investment
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for shares of the Fund purchased on an exchange or otherwise in the secondary market. The Fund's shares trade under the ticker symbol “SUSC.”
Buying or selling Fund shares on an exchange or other secondary market involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you may incur a brokerage commission and other charges. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The Fund's spread may also be impacted by the liquidity or illiquidity of the underlying securities held by the Fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities.
The Fund does not impose restrictions on the frequency of purchases and redemptions of Fund shares directly with the Fund. The Board determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of Fund shares because the Fund generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. However, the Fund has taken certain measures (e.g., imposing transaction fees on purchases and redemptions of Creation Units and reserving the right to reject purchases of Creation Units under certain circumstances) to minimize the potential consequences of frequent cash purchases and redemptions by Authorized Participants, such as increased tracking error, disruption of portfolio management, dilution to the Fund, and/or increased transaction costs. Further, the vast majority of trading in Fund shares occurs on the secondary market, which does not involve the Fund directly, and such trading is unlikely to cause many of the harmful effects of frequent cash purchases or redemptions of Fund shares.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is Nasdaq.
Section 12(d)(1) of the 1940 Act generally restricts investments by investment companies, including foreign and unregistered investment companies, in the securities of other investment companies. For example, a registered investment company (the “Acquired Fund”), such as the Fund, may not knowingly sell or otherwise dispose of any security issued by the Acquired Fund to any investment company (the “Acquiring Fund”) or any company or companies controlled by the Acquiring Fund if, immediately after such sale or disposition: (i) more than 3% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and any company or companies controlled by the Acquiring Fund, or (ii) more than 10% of the total outstanding voting
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stock of the Acquired Fund is owned by the Acquiring Fund and other investment companies and companies controlled by them. However, registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) in reliance on Rule 12d1-4 under the 1940 Act, the registered investment company must, among other things, enter into an agreement with the Trust. Foreign investment companies are permitted to invest in the Fund only up to the limits set forth in Section 12(d)(1), subject to any applicable SEC no-action relief.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of, and holds legal title to, all outstanding shares of the Fund.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as the supply of and demand for ETF shares and underlying securities held by the Fund, economic conditions and other factors.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the close of regular trading hours of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund is determined pursuant to BFA’s valuation policies and procedures. BFA has been designated by the Board as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act.
The Fund values fixed-income portfolio securities using last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Fund's approved independent third-party pricing services, each in accordance with BFA's valuation policies and procedures. Pricing services may use
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matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller odd lot sizes. Odd lots often trade at lower prices than institutional round lots. An amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless BFA determines in good faith that such method does not represent fair value.
Generally, trading in non-U.S. securities and money market instruments is substantially completed each day at various times prior to the close of regular trading hours of the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, BFA will fair value the Fund’s investments in accordance with its policies and procedures. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of trading or other reasons, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, when there is a significant event subsequent to the most recent market quotation, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available. A “significant event” is deemed to occur if BFA determines, in its reasonable business judgment prior to or at the time of pricing the Fund’s assets or liabilities, that the event is likely to cause a material change to the last exchange closing price or closing market price of one or more assets held by, or liabilities of, the Fund.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
Dividends and Distributions.
General Policies. Dividends from net investment income, if any, generally are declared and paid at least once a year by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
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Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Note on Tax Information. The following sections summarize some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Certain states and localities may exempt from tax distributions attributable to interest from U.S. federal government obligations. Consult your personal tax advisor about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, in which case your distributions generally will be taxable when withdrawn, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Long-term capital gains are eligible for taxation at a maximum rate of 15% or 20% for non-corporate shareholders, depending on whether their income exceeds certain threshold amounts. Distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married and filing jointly) and of estates and trusts. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
You may lose the ability to use foreign tax credits passed through by the Fund if your Fund shares are loaned out pursuant to a securities lending agreement.
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If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
Dividends, interest and capital gains earned by the Fund with respect to securities issued by non-U.S. issuers may give rise to withholding, capital gains and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the total assets of the Fund at the close of a year consists of non-U.S. stocks or securities (generally, for this purpose, depositary receipts, no matter where traded, of non-U.S. companies are treated as “non-U.S.”), generally the Fund may “pass through” to you certain non-U.S. income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.
For purposes of foreign tax credits for U.S. shareholders of the Fund, foreign capital gains taxes may not produce associated foreign source income, limiting the availability of such credits for U.S. persons.
If you are neither a resident nor a citizen of the U.S. or if you are a non-U.S. entity (other than a pass-through entity to the extent owned by U.S. persons), the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.
Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other
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information concerning their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership, unless certain exceptions apply.
If you are a resident or a citizen of the U.S., by law, backup withholding at a 24% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes When Shares Are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. Each “creator” or authorized participant (an “Authorized Participant”) has entered into an agreement with the Fund's Distributor, an affiliate of BFA. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units.
A creation transaction, which is subject to acceptance by the Distributor and the Fund, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities, assets or other positions (a “creation basket”), and an amount of cash (including any cash representing the value of substituted securities, assets or other positions), if any, which together approximate the holdings of the Fund in exchange for a specified number of Creation Units. Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities, assets or other positions (a “redemption basket”) held by the Fund and an amount of cash (including any portion of such securities for which cash may be substituted). The Fund may, in certain circumstances, offer Creation Units partially or solely for cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. Creation and redemption baskets may differ and the Fund will accept “custom baskets.” More information regarding custom baskets is contained in the Fund's SAI.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
Only an Authorized Participant may create or redeem Creation Units with the Fund. Authorized Participants may create or redeem Creation Units for their own accounts or for customers, including, without limitation, affiliates of the Fund.
In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either
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may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined in Rule 144A under the 1933 Act, will not be able to receive restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant that has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
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Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 50 Hudson Yards, New York, NY 10001.
BFA or its affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, data provision services, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments or other financial incentives it is eligible to receive. Therefore, such payments or other financial incentives offered or made to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its affiliates.
31

Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)

	iShares ESG Aware USD Corporate Bond ETF
	Year Ended 02/29/24	Year Ended 02/28/23	Year Ended 02/28/22	Year Ended 02/28/21	Year Ended 02/29/20
Net asset value, beginning of year	$22.42	$25.84	$27.42	$27.30	$24.31
Net investment income(a)	0.91	0.71	0.54	0.58	0.82
Net realized and unrealized gain (loss)(b)	0.37	(3.46)	(1.51)	0.14	2.97
Net increase (decrease) from investment operations	1.28	(2.75)	(0.97)	0.72	3.79
Distributions(c)
From net investment income	(0.92)	(0.67)	(0.56)	(0.60)	(0.80)
From net realized gain	—	—	(0.05)	—	—
Total distributions	(0.92)	(0.67)	(0.61)	(0.60)	(0.80)
Net asset value, end of year	$22.78	$22.42	$25.84	$27.42	$27.30
Total Return(d)
Based on net asset value	5.82%	(10.71)%	(3.60)%	2.64%	15.85%
Ratios to Average Net Assets(e)
Total expenses	0.18%	0.18%	0.18%	0.18%	0.18%
Net investment income	4.07%	3.05%	2.00%	2.08%	3.14%
Supplemental Data
Net assets, end of year (000)	$1,020,433	$1,139,903	$898,015	$827,938	$126,955
Portfolio turnover rate(f)	19%	23%	17%	25%	11%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f) Portfolio turnover rate excludes in-kind transactions, if any.
32

Index Provider
The Underlying Index is maintained by Bloomberg. Bloomberg is not affiliated with the Trust, BFA, the Distributor or any of their respective affiliates.
To use the Underlying Index, BFA or its affiliates have entered into a license agreement with MSCI ESG Research, which may license the Underlying Index pursuant to its agreement with Bloomberg Index Services Limited or an affiliate. MSCI ESG Research is not affiliated with the Trust, BFA, the Distributor or any of their respective affiliates.
Disclaimers
THIS FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI ESG RESEARCH, BLOOMBERG INDEX SERVICES LIMITED (“BLOOMBERG”), OR ANY OF THEIR AFFILIATES, ANY OF THEIR INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY BLOOMBERG MSCI ESG INDEX (EACH, AN “INDEX”) (COLLECTIVELY, THE “INDEX PARTIES”). THE INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI ESG RESEARCH AND BLOOMBERG (AND THEIR LICENSORS). “BLOOMBERG”, “MSCI ESG RESEARCH”, AND THE INDEX NAMES, ARE RESPECTIVE TRADE AND/OR SERVICE MARK(S) OF BLOOMBERG, MSCI ESG RESEARCH OR THEIR AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY BFA OR ITS AFFILIATES. NONE OF THE INDEX PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF ANY INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI ESG RESEARCH, BLOOMBERG, OR THEIR AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY BLOOMBERG AND/OR MSCI ESG RESEARCH WITHOUT REGARD TO THIS FUND OR THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY. NONE OF THE INDEX PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE INDEXES. NONE OF THE INDEX PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS FUND’S SHARES TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS FUND’S SHARES ARE REDEEMABLE. FURTHER, NONE OF THE INDEX PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND’S SHARES.
ALTHOUGH THE INDEX PARTIES SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES CONSIDERED RELIABLE, NONE OF THE INDEX PARTIES WARRANTS OR
33

GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE INDEX PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE INDEX PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE INDEX PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE INDEX PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE INDEX PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
The past performance of the Underlying Index is not a guide to future performance. BFA and its affiliates do not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA and its affiliates shall have no liability for any errors, omissions or interruptions therein. BFA and its affiliates make no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA or its affiliates have any liability for any special, punitive, direct, indirect, consequential or any other damages (including lost profits), even if notified of the possibility of such damages.
34

Want to know more?
iShares.com  | 1-800-474-2737
Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at www.iShares.com. Copies of the Prospectus, SAI, shareholder reports and other information, as applicable and when available, can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is, or will be, available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual Report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 1 University Square Drive, Princeton, NJ 08540
Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
©2024 BlackRock, Inc. All rights reserved. iSHARES® and BLACKROCK®are registered trademarks of BFA and its affiliates. All other marks are the property of their respective owners.
Investment Company Act File No.: 811-09729
IS-P-SUSC-0624

June 28, 2024

2024 Prospectus
iShares Trust
• iShares Government/Credit Bond ETF | GBF | NYSE ARCA

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Bloomberg® is a trademark of Bloomberg Finance L.P. and its affiliates (collectively, “Bloomberg”). “Bloomberg U.S. Government/Credit Bond Index” is a trademark of Bloomberg and its licensors and has been licensed for use for certain purposes by BlackRock Fund Advisors or its affiliates. iShares® and BlackRock® are registered trademarks of BlackRock Fund Advisors and its affiliates.
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iSHARES® GOVERNMENT/CREDIT BOND ETF
Ticker: GBF Stock Exchange: NYSE Arca
Investment Objective
The iShares Government/Credit Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated government, government-related and investment-grade U.S. corporate bonds.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except: (i) the management fees, (ii) interest expenses, (iii) taxes, (iv) expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, (v) distribution fees or expenses, and (vi) litigation expenses and any extraordinary expenses.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)[1]
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[2]	Total Annual Fund Operating Expenses
0.20%	None	0.00%	0.20%

1
Operating expenses paid by BFA under the Investment Advisory Agreement exclude acquired fund fees and expenses, if any.
2
The amount rounded to 0.00%.
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$20	$64	$113	$255
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Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 18% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to track the investment results of the Bloomberg U.S. Government/Credit Bond Index (the “Underlying Index”), which measures the performance of U.S. dollar-denominated U.S. Treasury bonds, government-related bonds (i.e., U.S. and foreign agencies, sovereign, supranational and local authority debt) and investment-grade (as determined by Bloomberg Index Services Limited (the “Index Provider” or “Bloomberg”)) U.S. corporate bonds that have a remaining maturity of greater than or equal to one year. As of February 29, 2024, there were 9,467 issues in the Underlying Index. As of February 29, 2024, a significant portion of the Underlying Index is represented by U.S. Treasury securities. The components of the Underlying Index are likely to change over time.
The Underlying Index consists of U.S. government, government-related and investment-grade U.S. credit securities that have greater than or equal to one year remaining to maturity and have $300 million or more of outstanding face value. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues such as targeted investor notes, state and local government series bonds and coupon issues that have been stripped from bonds. Also excluded from the Underlying Index are structured notes with embedded swaps or other special features, private placements, floating-rate securities and bonds that have been issued in one country's currency but are traded outside of that country in a different monetary and regulatory system (e.g., Eurobonds). The Underlying Index is market capitalization-weighted and the securities in the Underlying Index are updated on the last business day of each month.
BFA uses an indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing
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in a representative sample of securities that collectively has an investment profile similar to that of an applicable underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market value and industry weightings), fundamental characteristics (such as return variability, duration (i.e., a security's price sensitivity to a change in interest rates), maturity or credit ratings and yield) and liquidity measures similar to those of an applicable underlying index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund will invest at least 80% of its assets in the component securities of the Underlying Index, and the Fund will invest at least 90% of its assets in fixed income securities of the types included in the Underlying Index that BFA believes will help the Fund track the Underlying Index. The Fund will invest no more than 10% of its assets in futures, options and swaps contracts that BFA believes will help the Fund track the Underlying Index as well as in fixed income securities other than the types included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. Cash and cash equivalent investments associated with a derivative position will be treated as part of that position for the purposes of calculating the percentage of investments included in the Underlying Index. The Fund seeks to track the investment results of the Underlying Index before fees and expenses of the Fund.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of any collateral received).
The Underlying Index is sponsored by Bloomberg, which is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective. Certain key risks are prioritized below (with others following in alphabetical order), but the relative significance of any risk is difficult to predict and may change over time. You should review each risk factor carefully.
U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other
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characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline.
Interest Rate Risk. Interest rate risk refers to fluctuations in the value of a fixed-income security due to changes in the general level of interest rates. An increase in interest rates generally will cause the value of fixed-income securities to decline. Securities with longer maturities generally are more sensitive to interest rate changes and subject to greater fluctuations in value. Changes in interest rates may have unpredictable effects on fixed-income markets and result in heightened market volatility and lower liquidity for certain instruments, all of which may adversely affect the Fund’s performance. Interest rate changes can be sudden and unpredictable and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for fixed-income securities.
Credit Risk. Debt issuers and other counterparties may be unable or unwilling to make timely interest and/or principal payments when due or otherwise honor their obligations. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also adversely affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on an issuer's or counterparty's financial condition and on the terms of an obligation.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, pandemics or other public health issues, recessions, the prospect or occurrence of a sovereign default or other financial crisis, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.
Index-Related Risk. The Index Provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor BFA can offer assurances that the Index Provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the Index Provider may not identify or correct them promptly or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider and could cause the Index Provider to postpone a scheduled rebalance. This could cause the Underlying Index to vary from its normal or expected composition.
Asset Class Risk. The securities and other assets in the Underlying Index or in the Fund’s portfolio may underperform in comparison to financial markets generally, a particular financial
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market, another index, or other asset classes.
Authorized Participant Concentration Risk. An “Authorized Participant” is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows the Authorized Participant to place orders for the purchase and redemption of creation units (“Creation Units”). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. There are a limited number of institutions that may act as Authorized Participants for the Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in creation or redemption transactions. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for the Fund and no other Authorized Participant places orders, Fund shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund's income, or in securities with greater risks or with other less favorable features.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities or other assets of one or more issuers, countries or other geographic units, markets, industries, project types, or asset classes.
Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund, its adviser, distributor, Index Provider, other service providers, counterparties, or issuers of assets in which the Fund invests may cause disruptions that negatively impact the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. The Fund cannot control the cybersecurity plans and systems of its service providers, counterparties, and other third parties whose activities affect the Fund.
Geographic Risk. A natural disaster could occur in a geographic region in which the Fund invests, which could adversely affect the economy or the business operations of companies in the specific geographic region, causing an adverse impact on the Fund's investments in, or which are exposed to, the affected region.
Income Risk. The Fund's income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds.
Issuer Risk. The performance of the Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value
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of securities or other assets may decline, or perform differently from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.
Management Risk. The Fund is not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets. As the Fund will not fully replicate the Underlying Index and may hold securities or other assets not included in the Underlying Index, it is subject to the risk that the investment strategy of BFA may not produce the intended results. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares (including through a trading halt), losses from trading in secondary markets, periods of high volatility, and disruptions in the process of creating and redeeming Fund shares. Any of these factors, among others, may lead to the Fund’s shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund shares.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Risk of Investing in the U.S. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Security Risk. Some countries and regions in which the Fund invests have experienced security concerns, such as war, terrorism and strained international relations. Incidents involving a country's or region's security may cause uncertainty in its markets and may adversely affect its economy and the Fund's investments.
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the
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divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund's valuation of a security at the time of calculation of the Fund's NAV), transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
Valuation Risk. The price that the Fund could receive upon the sale (or other disposition) of a security or other asset may differ from the Fund’s valuation of the security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology. The price received by the Fund also may differ from the value used by the Underlying Index. In addition, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when investors are not able to purchase or sell Fund shares. Authorized Participants that create or redeem Fund shares on days when the Fund is holding fair-valued securities or other assets may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the securities or other assets not been fair valued or been valued using a different methodology. The ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
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Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns for 1, 5, and 10 years compare with the Underlying Index. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Calendar Year-by-Year Returns1

1
The Fund’s year-to-date return as of March 31, 2024 was -0.77%.
The best calendar quarter return during the periods shown above was 6.48% in the 4th quarter of 2023; the worst was -6.26% in the 1st quarter of 2022.
Updated performance information, including the Fund’s current NAV, may be obtained by visiting our website at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).
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Average Annual Total Returns
(for the periods ended December 31, 2023)
	One Year	Five Years	Ten Years
(Inception Date: 1/5/2007)
Return Before Taxes	5.62%	1.18%	1.76%
Return After Taxes on Distributions[1]	4.30%	0.31%	0.84%
Return After Taxes on Distributions and Sale of Fund Shares[1]	3.30%	0.55%	0.95%
Bloomberg U.S. Government/Credit Bond Index (Index returns do not reflect deductions for fees, expenses, or taxes)	5.72%	1.41%	1.97%

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After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.
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Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro and Karen Uyehara (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Ms. Uyehara have been Portfolio Managers of the Fund since 2011 and 2021, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA, in which case, your distributions generally will be taxed when withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.
ETFs are funds that trade like other publicly traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents an ownership interest in an underlying portfolio of securities and other instruments intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants and only in aggregations of a specified number of shares (“Creation Units”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
An index is a financial calculation, based on a grouping of financial instruments, and is not an investment product, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary for a number of reasons, including transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from the Fund's use of representative sampling or from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index. From time to time, the Index Provider may make changes to the methodology or other adjustments to the Underlying Index. Unless otherwise determined by BFA, any such change or adjustment will be reflected in the calculation of the Underlying Index performance on a going-forward basis after the effective date of such change or adjustment. Therefore, the Underlying Index performance shown for periods prior to the effective date of any such change or adjustment will generally not be recalculated or restated to reflect such change or adjustment.
Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
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An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
The Fund's investment objective and the Underlying Index may be changed without shareholder approval.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments. The order of the below risk factors does not indicate the significance of any particular risk factor. The Fund discloses its portfolio holdings daily at www.iShares.com.
Asset Class Risk. The securities and other assets in the Fund’s portfolio or its Underlying Index may underperform in comparison to other indexes that track, or assets that represent, other countries or geographic units, industries, markets, market segments, or asset classes. Various types of securities, other assets and indexes may experience cycles of outperformance and underperformance in comparison to financial markets generally. This divergence may be due to a number of factors including, among other things, inflation, interest rates, productivity, global demand for local products or resources, and regulation and governmental controls. This may cause the Fund to underperform other investment vehicles that invest in different asset classes.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. There are a limited number of institutions that may act as Authorized Participants for the Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in creation or redemption transactions. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for the Fund and no other Authorized Participant places orders, Fund shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for a Fund that invests in securities issued by non-U.S. issuers or instruments with lower trading volume. Such assets often entail greater settlement and operational complexity and higher capital costs for Authorized Participants, which may limit the number of Authorized Participants that engage with the Fund.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund’s income, or in securities with greater risks or with other less favorable features.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities or other assets of one or more issuers, countries or other geographic
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units, markets, industries, project types, or asset classes. A Fund with investment concentration may be more adversely affected by the underperformance of those assets, may experience greater price volatility and may be more susceptible to adverse economic, market, political or regulatory impacts on those assets compared to a fund that does not concentrate its investments.
Credit Risk. Credit risk is the risk that the issuer or guarantor of a debt instrument or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments when due or otherwise honor its obligations. There are varying degrees of credit risk, depending on an issuer’s or counterparty’s financial condition and on the terms of an obligation, which may be reflected in the issuer’s or counterparty’s credit rating. There is the chance that the Fund’s portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), or that the market’s perception of an issuer’s creditworthiness may worsen, potentially reducing the Fund’s income level or share price.
Cybersecurity Risk. The Fund and entities that interact with the Fund are susceptible to operational, information security and related cybersecurity risks, both directly and through their service providers. These entities include, but are not limited to, the Fund’s adviser, distributor, other service providers (e.g., index and benchmark providers, accountants, custodians, transfer agents and administrators), counterparties, market makers, Authorized Participants, listing exchanges, other financial market operators, and governmental authorities. Cybersecurity risks are also present for issuers of securities or other assets in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such issuers to lose value. Cyber incidents can result from deliberate attacks or unintentional events. They include, but are not limited to, gaining unauthorized access to systems, misappropriating assets or sensitive information, corrupting or destroying data, and causing operational disruption. Geopolitical tensions may increase the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing.
Cybersecurity incidents may cause disruptions and impact business operations and may result in any of the following: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and other legal and compliance expenses. In addition, cyber incidents may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the Fund’s functioning inaccessible, inaccurate or incomplete. The Fund may incur substantial costs in order to resolve or prevent cyber incidents.
The Fund has established business continuity plans in the event of, and risk management systems to prevent, cyber incidents. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, that prevention and remediation efforts will not be successful or
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that cyber incidents will go undetected. Furthermore, the Fund cannot control the cybersecurity plans and systems of its service providers, counterparties, and other third parties whose activities affect the Fund. The Fund and its shareholders could be negatively impacted as a result.
Geographic Risk. Some of the companies in which the Fund invests are located in parts of the world that have historically been prone to natural disasters, such as earthquakes, tornadoes, volcanic eruptions, droughts, floods, hurricanes or tsunamis, and are economically sensitive to environmental events. Any such event may adversely impact the economies of these geographic areas or business operations of companies in these geographic areas, causing an adverse impact on the value of the Fund.
Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds. The Index Provider’s substitution of bonds in the Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index’s stated maturity guidelines.
Index-Related Risk. The Fund seeks to achieve a return that corresponds generally to the price and yield performance, before fees and expenses, of its Underlying Index as published by the Index Provider. There is no assurance that the Index Provider or its agents will construct or calculate the Underlying Index accurately. While the Index Provider describes what the Underlying Index is designed to achieve, neither the Index Provider nor its agents provide any warranty or accept any liability regarding the quality, accuracy or completeness of the Underlying Index or its related data, and they do not guarantee that the Underlying Index will be in line with the Index Provider’s methodology. BFA also does not provide any warranty or guarantee against the Index Provider’s or any agent’s errors.
The Index Provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor BFA can offer assurances that the Index Provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the Index Provider may not identify or correct them promptly or at all, particularly for indexes that are less commonly used as benchmarks. In addition, there may be heightened risks associated with the adequacy and reliability of information about emerging markets constituents, as such markets may have less information available or less regulatory oversight. Errors related to the Underlying Index may negatively or positively impact the Fund and its shareholders. For example, if the Underlying Index contains incorrect constituents, the Fund will have exposure to such constituents and will be underexposed to the Underlying Index’s other constituents. Shareholders should understand that any gains from the Index Provider’s errors will be kept by the Fund and its shareholders and any losses or costs from such errors will be borne by the Fund and its shareholders.
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Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider and could cause the Index Provider to postpone a scheduled rebalance to the Underlying Index. This could cause the Underlying Index to vary from its normal or expected composition. If a scheduled rebalance is postponed, index constituents that would otherwise be removed at the rebalance (due to, for example, changes in market capitalization or issuer credit ratings) may remain, causing the performance and constituents of the Underlying Index to vary from those expected under normal conditions. In addition, to the extent circumstances evolve between periodic index reviews and reconstitutions, the Underlying Index may include constituents that do not align with its objective or selection criteria, and the Fund tracking the Underlying Index may be similarly affected.
In addition to scheduled rebalances, the Index Provider or its agents may carry out ad hoc index rebalances due to reaching certain weighting constraints, unusual market conditions, corporate events, or corrections of errors. The Fund will in turn rebalance its portfolio to attempt to increase the correlation between the portfolio and the Underlying Index. The Fund and its shareholders will directly bear any transaction costs and market exposure from such portfolio rebalancing. Therefore, index-related errors and ad hoc rebalances may increase the Fund’s costs and tracking error.
Interest Rate Risk. Changes in interest rates may have unpredictable effects on fixed-income markets and result in heightened market volatility and lower liquidity for certain instruments, all of which may adversely affect the Fund’s performance. Interest rate changes can be sudden and unpredictable and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for fixed-income securities.
When interest rates rise, the value of fixed-income securities or other instruments sensitive to interest rates typically decreases. A measure that investors commonly use to determine this price sensitivity is called duration. Fixed-income securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. For example, if a bond has a duration of five years and interest rates rise, the price of the bond will likely decline by a greater percentage than for a bond with a one-year duration. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer duration, rising interest rates may cause the value of the Fund’s investments to decline significantly, which would adversely affect the value of the Fund. Changes in prevailing interest rates, particularly sudden and significant changes, may lead to fluctuations in the value of floating rate debt securities, as the rates for those securities typically reset only periodically. In addition, decreases in market-making capacity for fixed-income dealers may lead to lower trading volume, heightened volatility, wider bid-ask spreads and less transparent pricing in certain fixed-income markets.
During periods of very low or negative interest rates, a Fund may be unable to maintain positive returns or pay dividends to shareholders. Under certain market conditions when interest rates are set at low levels and the market prices of portfolio securities
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have increased, a Fund may have a very low or even negative yield, which would cause the Fund to lose money in certain conditions and time periods.
Issuer Risk. The performance of a Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value of securities or other assets may decline, or perform differently from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.
Management Risk. The Fund is not actively managed and invests in securities or other assets included in, or representative of, its Underlying Index, regardless of their investment merits. The Fund may be affected by a general decline in market segments related to its Underlying Index, and BFA generally does not attempt to invest the Fund’s assets in defensive positions under any market conditions, including declining markets. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track its Underlying Index. Because BFA uses a representative sampling indexing strategy, the Fund will not fully replicate its Underlying Index and may hold securities or other assets not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment strategy, whose implementation is subject to a number of constraints, may not produce the intended results. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of its Underlying Index or that the Fund will achieve its investment objective.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a financial instrument or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the particular instrument or asset, or factors that affect one or more issuers, counterparties, exchanges, countries or other geographic units, markets, industries, or asset classes. Local, regional or global events such as war, acts of terrorism, pandemics or other public health issues, recessions, the prospect or occurrence of a sovereign default or other financial crisis, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV. Changes in market and economic conditions generally do not have the same impact on all types of instruments and assets.
Market Trading Risk. The Fund faces numerous market trading risks, any of which may lead to its shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to the NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund shares.
Absence of an Active Primary Market. Although Fund shares are listed for trading on one or more stock exchanges, there can be no assurance that an active primary trading market for Fund shares will develop or be maintained by market makers or Authorized Participants.
Secondary Listing Risks. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary
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listing is maintained. Fund shares also may be available to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for exchange listing or market trading. The Fund’s shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information that is available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to create or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts to NAV than might be experienced at times when the Fund accepts creation and redemption orders. Securities held by the Fund may be traded in markets that close at a different time than an exchange on which Fund shares are traded. Liquidity in those securities may be reduced after the applicable closing time. As a result, during the time when the exchange is open but after the applicable market closing, fixing or settlement time, there may be wider bid/ask spreads on the exchange and a greater premium or discount to NAV.
In stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, and an investor may be unable to sell their Fund shares.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or for other reasons. In times of extraordinary market volatility, Fund shares may be subject to trading halts pursuant to “circuit breaker” rules of a stock exchange or market. If there is a trading halt or unanticipated closure of an exchange or market, an investor may be unable to purchase or sell Fund shares. In addition, if trading in certain securities or financial instruments is restricted, this may disrupt the Fund’s creation/redemption process, affect the price at which Fund shares trade in the secondary market, and result in the Fund being unable to trade certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio or accurately price its portfolio holdings and may incur substantial trading losses.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short. In addition, trading activity in derivative products based on the Fund may lead to increased trading volume and volatility in the secondary market for the shares of the Fund.
Fund Shares May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s portfolio holdings. The trading price of the Fund’s shares fluctuates throughout trading hours based on both market supply of and demand for Fund shares
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and the underlying value of the Fund’s portfolio holdings or NAV. As a result, the trading prices of the Fund’s shares may deviate significantly from NAV during times of market volatility, significant redemption requests, or other unusual market conditions
However, because Fund shares can be created and redeemed in Creation Units at NAV, BFA believes that large discounts or premiums to the Fund’s NAV are not likely to be sustained over the long term (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs). While the creation/redemption feature is designed to make it more likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or other market participants, and during periods of significant market volatility, may result in trading prices for shares of the Fund that differ significantly from its NAV. Authorized Participants may be less willing to create or redeem the Fund’s shares if there is a lack of an active market for such shares or the Fund’s underlying investments, which may contribute to the Fund’s shares trading at a premium or discount to NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling Fund shares through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “spread,” which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The spread varies over time for Fund shares based on trading volume and market liquidity. It is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. Increased market volatility also may cause wider spreads. In addition, there may be regulatory and other charges that are incurred as a result of trading activity. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results, and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Risk of Investing in the U.S. Investing in U.S. issuers involves legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. A decrease in imports or exports, changes in trade regulations, inflation, an economic recession, financial system stress, or political turmoil, among other risks, may have an adverse effect on the U.S. economy and the securities listed on U.S. exchanges. The U.S. is also subject to the risk of natural disasters, such as droughts, earthquakes, fires
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and floods. U.S. security risks include acts of terrorism, internal unrest and a deterioration in relations between the U.S. and certain countries. Any of these may adversely affect the U.S. economy, financial markets or issuers.
Governmental agencies project that the U.S. will maintain elevated public debt levels for the foreseeable future. Although elevated debt levels do not necessarily indicate or cause economic problems, the costs of servicing such debt may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. BlackRock Institutional Trust Company, N.A. (“BTC”), which is the securities lending agent for the iShares/BlackRock ETFs, will take into account the tax impact to Fund shareholders of substitute payments for dividends when managing the securities lending program.
Security Risk. Some geographic areas in which the Fund invests have experienced acts of terrorism and strained international relations due to territorial disputes, historical animosities, defense concerns and other security concerns. These situations may cause uncertainty in the markets of these geographic areas and may adversely affect their economies.
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund's valuation of a security at the time of calculation of the Fund's NAV), transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline. U.S. Treasury securities are rated AA+ by S&P Global Ratings. A
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downgrade of the rating of U.S. Treasury securities may cause the value of the Fund's U.S. Treasury obligations to decline. Because U.S. government debt obligations are often used as a benchmark for other borrowing arrangements, a downgrade could also result in higher interest rates for a range of borrowers, cause disruptions in the international bond markets and have a substantial adverse effect on the U.S. and global economy.
A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and lead the government to issue additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that the U.S. government will not be able to make principal or interest payments when they are due. If market participants determine that U.S. sovereign debt levels have become unsustainable, the value of the U.S. dollar could decline, thus increasing inflationary pressures, particularly with respect to services outsourced to non-U.S. providers and imported goods and constrain or prevent the U.S. government from implementing effective countercyclical fiscal policy in economic downturns. Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period that shareholders own shares of the Fund. Notwithstanding that U.S. Treasury obligations are backed by the full faith and credit of the United States, circumstances could arise that could prevent the timely payment of interest or principal, such as reaching the legislative “debt ceiling.” Such non-payment would result in losses to the Fund and substantial negative consequences for the U.S. economy and the global financial system.
Valuation Risk. The price that the Fund could receive upon the sale (or other disposition) of a security or other asset may differ from the Fund’s valuation of the security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology. The price received by the Fund also may differ from the value used by the Underlying Index (if applicable). Because non-U.S. exchanges or markets may be open on days or during time periods when the Fund does not price its shares, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when investors are not able to purchase or sell Fund shares.
In addition, for purposes of calculating the Fund's NAV, the value of assets denominated in non-U.S. currencies (if any) is translated into U.S. dollars at the prevailing market rates. This translation may result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index. Authorized Participants that create or redeem Fund shares on days when the Fund is holding fair-valued securities or other assets may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the securities or other assets not been fair valued or been valued using a different methodology. The ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
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A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies. The order of the below risk factors does not indicate the significance of any particular risk factor.
Close-Out Risk for Qualified Financial Contracts. Regulations adopted by global prudential regulators require counterparties that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent a Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and also prohibit a Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit risk and other risks to a Fund.
Consumer Staples Sector Risk. Companies in the consumer staples sector may be affected by the regulation of various product components and production methods, marketing campaigns and changes in the global economy, consumer spending and consumer demand. Tobacco and tobacco-related companies, in particular, may be adversely affected by new laws, regulations and litigation. Companies in the consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. These companies may be subject to severe competition, which may have an adverse impact on their profitability.
Financials Sector Risk. Companies in the financials sector are subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge, the amount of capital and liquid assets they must maintain and, potentially, their size. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by such regulation. Increased risk taking by financial companies may also result in greater overall risk in the U.S. and global financials sector. The impact of changes in capital requirements, or recent or future regulation in various countries, on any individual financial company or on the financials sector as a whole cannot be predicted.
Certain risks may impact the value of investments in the financials sector more severely than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financials sector are exposed directly to the credit risk of their borrowers and counterparties, who may be leveraged to an unknown degree, including through swaps and other derivatives products. Financial services companies may have significant exposure to the same borrowers and counterparties, with the result that a borrower’s or counterparty’s inability to meet its obligations to one company may affect other companies with exposure to the same borrower or counterparty. This interconnectedness of risk may result in significant negative impacts to companies with direct exposure to the defaulting counterparty as well as adverse cascading
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effects in the markets and the financials sector generally. Companies in the financials sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades, adverse public perception and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. The financials sector is particularly sensitive to fluctuations in interest rates. The financials sector is also a target for cyberattacks. Cybersecurity incidents and technology malfunctions and failures have become increasingly frequent and have caused significant losses to companies in this sector, which may negatively impact the Fund. The extent to which the Fund may invest in a company that engages in securities-related activities or banking is limited by applicable law.
Illiquid Investments Risk. The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and any security or instrument held by the Fund may be deemed an illiquid investment pursuant to the Fund’s liquidity risk management program. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. An investment may be illiquid due to, among other things, the reduced number and capacity of traditional market participants to make a market in securities or instruments, the lack of an active market for such securities or instruments, capital controls, delays or limits on repatriation of local currency, or insolvency of local governments. To the extent that the Fund invests in securities or instruments with substantial market and/or credit risk, the Fund will tend to have increased exposure to the risks associated with illiquid investments. Illiquid investments may be harder to value, especially in changing markets. Although the Fund primarily seeks to redeem shares of the Fund on an in-kind basis, if the Fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the Fund may be greater than normal. Other market participants may be attempting to liquidate holdings at the same time as the Fund, causing increased supply of the Fund’s underlying investments in the market and contributing to illiquid investments risk and downward pricing pressure. In addition, if the Fund is limited in its ability to sell illiquid investments during periods when shareholders are redeeming their shares, the Fund will need to sell liquid securities to meet redemption requests and illiquid securities will become a larger portion of the Fund’s holdings. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments
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held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund's NAV.
Large Shareholder and Large-Scale Redemption Risk. Certain shareholders of the Fund, including an Authorized Participant, a third-party investor, the Fund’s adviser, an affiliate of the Fund’s adviser, a market maker, or another entity, may from time to time own or manage a substantial amount of Fund shares or may hold their investment in the Fund for a limited period of time. These shareholders may also pledge or loan Fund shares (to secure financing or otherwise), which may result in the shares becoming concentrated in another party. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment or that the size of the Fund would be maintained. Redemptions of a large number of Fund shares may adversely affect the Fund’s liquidity and net assets. To the extent the Fund permits redemptions in cash, these redemptions may force the Fund to sell portfolio securities or other assets when it might not otherwise do so, which may negatively impact the Fund’s NAV, have a material effect on the market price of Fund shares, increase the Fund’s brokerage costs, accelerate the realization of taxable income and/or capital gains, and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such tax year. The Fund also may be required to sell its more liquid investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price.
To the extent these large shareholders transact in Fund shares on the secondary market, such transactions may account for a large percentage of the trading volume for Fund shares and may, therefore, have a material upward or downward effect on the market price of the shares. In addition, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, diluting its investment returns.
Non-U.S. Issuers Risk. The Fund may invest in U.S. dollar-denominated bonds of non-U.S. corporate issuers. Securities issued by non-U.S. issuers have different risks from securities issued by U.S. issuers. These risks include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, uncertainties of transnational litigation, and potential restrictions on the flow of international capital, including the possible seizure or nationalization of the securities issued by non-U.S. issuers held by the Fund. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. Unfavorable political, economic or governmental developments in non-U.S. countries could affect the payment of a security’s principal and interest. Securities issued by non-U.S. issuers may also be less liquid than, and more difficult to value than, securities of U.S. issuers. In addition, the
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value of these securities may fluctuate due to changes in the exchange rate of the issuer’s local currency against the U.S. dollar.
Reliance on Trading Partners Risk. The economies of many countries or regions in which the Fund invests are highly dependent on trade with certain key trading partners. Reduction in spending on products and services by these key trading partners, institution of tariffs or other trade barriers or a slowdown in the economies of key trading partners may adversely affect the performance of any company in which the Fund invests and have a material adverse effect on the Fund’s performance.
Risk of Investing in Developed Countries. Investment in developed country issuers will subject the Fund to legal, regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries generally tend to rely on services sectors (e.g., the financial services sector) as the primary means of economic growth. A prolonged slowdown in one or more services sectors is likely to have a negative impact on economies of certain developed countries, although economies of individual developed countries can be impacted by slowdowns in other sectors. In the past, certain developed countries have been targets of terrorism, and some geographic areas in which the Fund invests have experienced strained international relations due to territorial disputes, historical animosities, defense concerns and other security concerns. These situations may cause uncertainty in the financial markets in these countries or geographic areas and may adversely affect the performance of the issuers to which the Fund has exposure. Heavy regulation of certain markets, including labor and product markets, may have an adverse effect on certain issuers. Such regulations may negatively affect economic growth or cause prolonged periods of recession. Many developed countries are heavily indebted and face rising healthcare and retirement expenses. In addition, price fluctuations of certain commodities and regulations impacting the import of commodities may negatively affect developed country economies.
Threshold/Underinvestment Risk. If certain aggregate and/or fund-level ownership thresholds are reached through transactions undertaken by BFA, its affiliates or the Fund, or as a result of third-party transactions or actions by an issuer or regulator, the ability of BFA and its affiliates on behalf of clients (including the Fund) to purchase or dispose of investments, exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. The capacity of the Fund to invest in certain securities or other assets may be affected by the relevant threshold limits, and such limitations may have adverse effects on the liquidity and performance of the Fund’s portfolio holdings. To the extent a Fund tracks an index, such limits may increase the risk of the Fund being underinvested in an asset relative to its Underlying Index and increase the risk of tracking error.
For example, ownership limits may apply to securities whose issuers operate in certain regulated industries or in certain international markets. Such limits also may apply where the investing entity (such as the Fund) is subject to corporate or regulatory ownership restrictions or invests in certain futures or other derivative transactions. In certain circumstances, aggregate and/or fund-level amounts invested or voted by BFA and its affiliates for their proprietary accounts and for client accounts (including the Fund) may not exceed the relevant limits without the grant of a license or other
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regulatory or corporate consent. In other cases, exceeding such thresholds may cause BFA and its affiliates, the Fund or other client accounts to suffer disadvantages or business restrictions.
Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The Fund discloses its portfolio holdings daily at www.iShares.com. Fund fact sheets providing information regarding the Fund's top holdings are posted on www.iShares.com when available and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Fund. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, and litigation expenses and any extraordinary expenses (as determined by a majority of the Trustees who are not “interested persons” of the Trust). Operating expenses paid by BFA under the Investment Advisory Agreement exclude acquired fund fees and expenses, if any.
For the fiscal year ended February 29, 2024, BFA was paid a management fee from the Fund, as a percentage of the Fund’s average daily net assets, at the annual rate of 0.20%.
BFA may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”). As of March 31, 2024, BFA and its affiliates provided investment advisory services for assets of approximately $10.5 trillion. BFA and its affiliates trade and invest for their own accounts in the actual securities and types of securities in which the Fund may also invest, which may affect the price of such securities.
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A discussion regarding the basis for the approval by the Trust's Board of Trustees (the “Board”) of the Investment Advisory Agreement with BFA is available in the Fund's Semi-Annual Report for the period ended August 31.
Portfolio Managers. James Mauro and Karen Uyehara are primarily responsible for the day-to-day management of the Fund. The Portfolio Managers are responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their respective portfolio management teams to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of their respective portfolio management teams who have more limited responsibilities.
James Mauro has been employed by BFA or its affiliates as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since 2011.
Karen Uyehara has been employed by BFA or its affiliates as a senior portfolio manager since 2010. Prior to that, Ms. Uyehara was a portfolio manager at Western Asset Management Company (WAMCO). Ms. Uyehara has been a Portfolio Manager of the Fund since 2021.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company is the administrator, custodian and transfer agent for the Fund. JPMorgan Chase Bank, N.A. serves as custodian for the Fund in connection with certain securities lending activities.
Conflicts of Interest. The investment activities of BFA and its affiliates (including BlackRock and its subsidiaries (collectively, the “Affiliates”)), and their respective directors, officers or employees, in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and its Affiliates provide investment management services to other funds and discretionary managed accounts that may follow investment programs similar to that of the Fund. BFA and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more Affiliates act, or may act, as an investor, research provider, investment manager, commodity pool operator, commodity trading advisor, financier, underwriter, adviser, trader, lender, index provider, agent and/or principal, and have other direct and indirect interests in securities, currencies, commodities, derivatives and other instruments in which the Fund may directly or indirectly invest. The Fund may invest in securities of, or engage in other transactions with, companies with which an Affiliate has significant debt or equity investments or other interests. The Fund may also invest in issuances (such as structured notes) by entities for which an Affiliate provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. The Fund also may invest in securities of, or engage in other
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transactions with, companies for which an Affiliate provides or may in the future provide research coverage. An Affiliate may have business relationships with, and purchase or distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund. This may include transactions in securities issued by other open-end and closed-end investment companies (which may include investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”)). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate having positions in certain securities that are senior or junior to, or have interests different from or adverse to, the securities that are owned by the Fund.
Neither BlackRock nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. The results of the Fund's investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by BlackRock or an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
In addition, the Fund may, from time to time, enter into transactions in which BFA or an Affiliate or its or their directors, officers, employees or clients have an adverse interest. Furthermore, transactions undertaken by clients advised or managed by BFA or its Affiliates may adversely impact the Fund. Transactions by one or more clients or by BFA or its Affiliates or their directors, officers or employees may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to BFA or one or more Affiliates and/or their internal policies designed to comply with such restrictions.
Under a securities lending program approved by the Board, the Fund has retained BTC, an Affiliate of BFA, to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the securities lending agent will receive a fee from the Fund based on the returns earned on the Fund’s lending activities, including investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
Under an ETF Services Agreement, the Fund has retained BlackRock Investments, LLC (the “Distributor” or “BRIL”), an Affiliate of BFA, to perform certain order processing, Authorized Participant communications, and related services in connection with the
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issuance and redemption of Creation Units of the Fund (“ETF Services”). BRIL will retain a portion of the standard transaction fee received from Authorized Participants on each creation or redemption order from the Authorized Participant for the ETF Services provided. BlackRock collaborated with, and received payment from, Citibank, N.A. (“Citibank”) on the design and development of the ETF Services platform. Citibank may have, or from time to time may develop, additional relationships with BlackRock or funds managed by BFA and its affiliates.
It is also possible that, from time to time, BlackRock and/or its advisory clients (including other funds and separately managed accounts) may, subject to compliance with applicable law, purchase and hold shares of the Fund. The price, availability, liquidity, and (in some cases) expense ratio of the Fund may be impacted by purchases and sales of the Fund by BlackRock and/or its advisory clients.
The activities of BFA and its Affiliates and their respective directors, officers or employees may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange or otherwise in the secondary market. The Fund's shares trade under the ticker symbol “GBF.”
Buying or selling Fund shares on an exchange or other secondary market involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you may incur a brokerage commission and other charges. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The Fund's spread may also be impacted by the liquidity or illiquidity
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of the underlying securities held by the Fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities.
The Fund does not impose restrictions on the frequency of purchases and redemptions of Fund shares directly with the Fund. The Board determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of Fund shares because the Fund generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. However, the Fund has taken certain measures (e.g., imposing transaction fees on purchases and redemptions of Creation Units and reserving the right to reject purchases of Creation Units under certain circumstances) to minimize the potential consequences of frequent cash purchases and redemptions by Authorized Participants, such as increased tracking error, disruption of portfolio management, dilution to the Fund, and/or increased transaction costs. Further, the vast majority of trading in Fund shares occurs on the secondary market, which does not involve the Fund directly, and such trading is unlikely to cause many of the harmful effects of frequent cash purchases or redemptions of Fund shares.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.
Section 12(d)(1) of the 1940 Act generally restricts investments by investment companies, including foreign and unregistered investment companies, in the securities of other investment companies. For example, a registered investment company (the “Acquired Fund”), such as the Fund, may not knowingly sell or otherwise dispose of any security issued by the Acquired Fund to any investment company (the “Acquiring Fund”) or any company or companies controlled by the Acquiring Fund if, immediately after such sale or disposition: (i) more than 3% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and any company or companies controlled by the Acquiring Fund, or (ii) more than 10% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and other investment companies and companies controlled by them. However, registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) in reliance on Rule 12d1-4 under the 1940 Act, the registered investment company must, among other things, enter into an agreement with the Trust. Foreign investment companies are permitted to invest in the Fund only up to the limits set forth in Section 12(d)(1), subject to any applicable SEC no-action relief.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of, and holds legal title to, all outstanding shares of the Fund.
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Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as the supply of and demand for ETF shares and underlying securities held by the Fund, economic conditions and other factors.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the close of regular trading hours of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund is determined pursuant to BFA’s valuation policies and procedures. BFA has been designated by the Board as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act.
The Fund values fixed-income portfolio securities using last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Fund's approved independent third-party pricing services, each in accordance with BFA's valuation policies and procedures. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller odd lot sizes. Odd lots often trade at lower prices than institutional round lots. An amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless BFA determines in good faith that such method does not represent fair value.
Generally, trading in non-U.S. securities and money market instruments is substantially completed each day at various times prior to the close of regular trading hours of the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
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When market quotations are not readily available or are believed by BFA to be unreliable, BFA will fair value the Fund’s investments in accordance with its policies and procedures. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of trading or other reasons, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, when there is a significant event subsequent to the most recent market quotation, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available. A “significant event” is deemed to occur if BFA determines, in its reasonable business judgment prior to or at the time of pricing the Fund’s assets or liabilities, that the event is likely to cause a material change to the last exchange closing price or closing market price of one or more assets held by, or liabilities of, the Fund.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
Dividends and Distributions.
General Policies. Dividends from net investment income, if any, generally are declared and paid at least once a year by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
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Note on Tax Information. The following sections summarize some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Certain states and localities may exempt from tax distributions attributable to interest from U.S. federal government obligations. Consult your personal tax advisor about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, in which case your distributions generally will be taxable when withdrawn, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Long-term capital gains are eligible for taxation at a maximum rate of 15% or 20% for non-corporate shareholders, depending on whether their income exceeds certain threshold amounts. Distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married and filing jointly) and of estates and trusts. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
You may lose the ability to use foreign tax credits passed through by the Fund if your Fund shares are loaned out pursuant to a securities lending agreement.
If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
Dividends, interest and capital gains earned by the Fund with respect to securities issued by non-U.S. issuers may give rise to withholding, capital gains and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the
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U.S. may reduce or eliminate such taxes. If more than 50% of the total assets of the Fund at the close of a year consists of non-U.S. stocks or securities (generally, for this purpose, depositary receipts, no matter where traded, of non-U.S. companies are treated as “non-U.S.”), generally the Fund may “pass through” to you certain non-U.S. income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.
For purposes of foreign tax credits for U.S. shareholders of the Fund, foreign capital gains taxes may not produce associated foreign source income, limiting the availability of such credits for U.S. persons.
If you are neither a resident nor a citizen of the U.S. or if you are a non-U.S. entity (other than a pass-through entity to the extent owned by U.S. persons), the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.
Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information concerning their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership, unless certain exceptions apply.
If you are a resident or a citizen of the U.S., by law, backup withholding at a 24% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes When Shares Are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except
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that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. Each “creator” or authorized participant (an “Authorized Participant”) has entered into an agreement with the Fund's Distributor, an affiliate of BFA. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units.
A creation transaction, which is subject to acceptance by the Distributor and the Fund, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities, assets or other positions (a “creation basket”), and an amount of cash (including any cash representing the value of substituted securities, assets or other positions), if any, which together approximate the holdings of the Fund in exchange for a specified number of Creation Units. Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities, assets or other positions (a “redemption basket”) held by the Fund and an amount of cash (including any portion of such securities for which cash may be substituted). The Fund may, in certain circumstances, offer Creation Units partially or solely for cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. Creation and redemption baskets may differ and the Fund will accept “custom baskets.” More information regarding custom baskets is contained in the Fund's SAI.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
Only an Authorized Participant may create or redeem Creation Units with the Fund. Authorized Participants may create or redeem Creation Units for their own accounts or for customers, including, without limitation, affiliates of the Fund.
In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined in Rule 144A under the 1933 Act, will not be able to receive restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant that has executed an agreement with the Distributor with respect to
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creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
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Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 50 Hudson Yards, New York, NY 10001.
BFA or its affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, data provision services, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments or other financial incentives it is eligible to receive. Therefore, such payments or other financial incentives offered or made to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its affiliates.
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Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)

	iShares Government/Credit Bond ETF
	Year Ended 02/29/24	Year Ended 02/28/23	Year Ended 02/28/22	Year Ended 02/28/21	Year Ended 02/29/20
Net asset value, beginning of year	$102.98	$117.13	$121.96	$122.67	$111.23
Net investment income(a)	3.73	2.09	1.52	1.88	2.94
Net realized and unrealized gain (loss)(b)	(0.20)	(14.00)	(4.87)	(0.63)	11.59
Net increase (decrease) from investment operations	3.53	(11.91)	(3.35)	1.25	14.53
Distributions from net investment income(c)	(3.34)	(2.24)	(1.48)	(1.96)	(3.09)
Net asset value, end of year	$103.17	$102.98	$117.13	$121.96	$122.67
Total Return(d)
Based on net asset value	3.48%	(10.22)%	(2.76)%	0.99%	13.24%
Ratios to Average Net Assets(e)
Total expenses	0.20%	0.20%	0.20%	0.20%	0.20%
Net investment income	3.64%	1.94%	1.26%	1.51%	2.52%
Supplemental Data
Net assets, end of year (000)	$330,138	$154,475	$427,541	$280,502	$226,938
Portfolio turnover rate(f)	18%	17%	21%	24%	16%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f) Portfolio turnover rate excludes in-kind transactions, if any.
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Index Provider
The Underlying Index is maintained by Bloomberg. Bloomberg is not affiliated with the Trust, BFA, the Distributor or any of their respective affiliates.
BFA or its affiliates have entered into a license agreement with the Index Provider to use the Underlying Index. BFA, or its affiliates, sublicenses rights in the Underlying Index to the Trust at no charge.
Disclaimers
“Bloomberg®” and the Underlying Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”), and have been licensed for use for certain purposes by BFA.
The Fund is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly. The only relationship of Bloomberg to BFA is the licensing of certain trademarks, trade names and service marks and of the Underlying Index, which is determined, composed and calculated by BISL without regard to BFA or the Fund. Bloomberg has no obligation to take the needs of BFA or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to the Fund’s customers, in connection with the administration, marketing or trading of the Fund.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY BFA, OWNERS OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE FUND OR UNDERLYING INDEX OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING
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FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
The past performance of the Underlying Index is not a guide to future performance. BFA and its affiliates do not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA and its affiliates shall have no liability for any errors, omissions or interruptions therein. BFA and its affiliates make no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA or its affiliates have any liability for any special, punitive, direct, indirect, consequential or any other damages (including lost profits), even if notified of the possibility of such damages.
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Want to know more?
iShares.com  | 1-800-474-2737
Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at www.iShares.com. Copies of the Prospectus, SAI, shareholder reports and other information, as applicable and when available, can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is, or will be, available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual Report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 1 University Square Drive, Princeton, NJ 08540
Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
©2024 BlackRock, Inc. All rights reserved. iSHARES® and BLACKROCK®are registered trademarks of BFA and its affiliates. All other marks are the property of their respective owners.
Investment Company Act File No.: 811-09729
IS-P-GBF-0624

June 28, 2024

2024 Prospectus
iShares Trust
• iShares High Yield Systematic Bond ETF | HYDB | CBOE BZX

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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iSHARES®HIGH YIELD SYSTEMATIC BOND ETF
Ticker: HYDB Stock Exchange: Cboe BZX
Investment Objective
The iShares High Yield Systematic Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, high yield corporate bonds.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except: (i) the management fees, (ii) interest expenses, (iii) taxes, (iv) expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, (v) distribution fees or expenses, and (vi) litigation expenses and any extraordinary expenses.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)[1]
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[2]	Total Annual Fund Operating Expenses
0.35%	None	0.00%	0.35%

1
Operating expenses paid by BFA under the Investment Advisory Agreement exclude acquired fund fees and expenses, if any.
2
The amount rounded to 0.00%.
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$36	$113	$197	$443
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Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 67% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to track the investment results of the BlackRock High Yield Systematic Bond Index (the “Underlying Index”), which consists of U.S. dollar-denominated, high yield (as determined by BlackRock Index Services, LLC (the “Index Provider”)) corporate bonds. Component securities include publicly-issued debt of U.S. corporate issuers, U.S. dollar-denominated, publicly issued debt of non-U.S. corporate issuers, and bonds offered pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”) with or without registration rights. As of February 29, 2024, a significant portion of the Underlying Index is represented by securities of companies in the consumer cyclical, energy and financials industries or sectors. The components of the Underlying Index are likely to change over time.
The securities in the Underlying Index must have $350 million or more current face amount outstanding, and have at least one year to final maturity, regardless of optionality, at time of rebalance. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and have a fixed-rate, although they can carry a coupon that steps-up (i.e., or changes according to a predetermined schedule), and must be rated below investment-grade, which is below Baa3 by Moody’s Investors Service, Inc. (“Moody's”) or below BBB- by Standard & Poor's® Global Ratings, a subsidiary of S&P Global (“S&P Global Ratings”) or Fitch Ratings, Inc. (“Fitch”). Eligibility in the Underlying Index is determined by the middle of the three available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used to determine eligibility in the Underlying Index.
The Underlying Index determines constituent weights based on a proprietary methodology which first aims to systematically screen out certain bonds with the highest probability of default (a measure of credit quality) and then optimizes to improve risk-adjusted returns by weighting more heavily to bonds with attractive default-adjusted spreads (a measure of value) while mitigating portfolio risks and limiting turnover. This methodology, unlike the methodologies used by traditional market-value-weighted bond indexes, selects a portion of the component bonds from the broader universe of high yield bonds based on application of analytics measuring the probability of default. The resulting grouping of bonds is referred to as “defensive,” by comparison to other groupings of high yield bonds, because those included in the Underlying Index possess specific characteristics that the index methodology identifies as reducing the
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risk of default. Key investment characteristics such as duration are constrained to be within a specified range of a broader market-value-weighted high yield bond universe. The Underlying Index is rebalanced on the last business day of each month to reflect changes in eligibility, credit quality and valuation. High yield bonds included in the Underlying Index, like all high yield debt, continue to be subject to a number of risks, including the risk of an issuer default and volatility of the market value of the bonds.
BFA uses an indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of an applicable underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market value and industry weightings), fundamental characteristics (such as return variability, duration (i.e., a security's price sensitivity to a change in interest rates), maturity or credit ratings and yield) and liquidity measures similar to those of an applicable underlying index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund will invest at least 80% of its assets in the component securities of the Underlying Index, and the Fund will invest at least 90% of its assets in fixed income securities of the types included in the Underlying Index that BFA believes will help the Fund track the Underlying Index. The Fund will invest no more than 10% of its assets in futures, options and swaps contracts that BFA believes will help the Fund track the Underlying Index as well as in fixed income securities other than the types included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. Cash and cash equivalent investments associated with a derivative position will be treated as part of that position for the purposes of calculating the percentage of investments included in the Underlying Index. The Fund seeks to track the investment results of the Underlying Index before fees and expenses of the Fund.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of any collateral received).
The Underlying Index is sponsored by the Index Provider, an affiliated person of the Fund and of BFA, the Fund's investment adviser. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
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Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective. Certain key risks are prioritized below (with others following in alphabetical order), but the relative significance of any risk is difficult to predict and may change over time. You should review each risk factor carefully.
High Yield Securities Risk. Securities that are rated below investment-grade (commonly referred to as “junk bonds,” which may include those bonds rated below “BBB-” by S&P Global Ratings and Fitch, or below “Baa3” by Moody's), or are unrated, may be deemed speculative, may involve greater levels of risk than higher-rated securities of similar maturity and may be more likely to default.
Interest Rate Risk. Interest rate risk refers to fluctuations in the value of a fixed-income security due to changes in the general level of interest rates. An increase in interest rates generally will cause the value of fixed-income securities to decline. Securities with longer maturities generally are more sensitive to interest rate changes and subject to greater fluctuations in value. Changes in interest rates may have unpredictable effects on fixed-income markets and result in heightened market volatility and lower liquidity for certain instruments, all of which may adversely affect the Fund’s performance. Interest rate changes can be sudden and unpredictable and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for fixed-income securities.
Credit Risk. Debt issuers and other counterparties may be unable or unwilling to make timely interest and/or principal payments when due or otherwise honor their obligations. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also adversely affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on an issuer's or counterparty's financial condition and on the terms of an obligation.
Income Risk. The Fund's income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, or are substituted for other bonds, or because the Fund otherwise needs to purchase additional bonds.
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Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, pandemics or other public health issues, recessions, the prospect or occurrence of a sovereign default or other financial crisis, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.
Index-Related Risk. The Index Provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor BFA can offer assurances that the Index Provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the Index Provider may not identify or correct them promptly or at all, which may have an adverse impact on the Fund and its shareholders. Because the Index Provider is relatively new to the creation of indexes, these risks may be greater with respect to the Underlying Index than in the case of an index maintained by a long-standing index provider. Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider and could cause the Index Provider to postpone a scheduled rebalance. This could cause the Underlying Index to vary from its normal or expected composition.
Asset Class Risk. The securities and other assets in the Underlying Index or in the Fund’s portfolio may underperform in comparison to financial markets generally, a particular financial market, another index, or other asset classes.
Authorized Participant Concentration Risk. An “Authorized Participant” is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows the Authorized Participant to place orders for the purchase and redemption of creation units (“Creation Units”). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. There are a limited number of institutions that may act as Authorized Participants for the Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in creation or redemption transactions. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for the Fund and no other Authorized Participant places orders, Fund shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund's income, or in securities with greater risks or with other less favorable features.
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Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities or other assets of one or more issuers, countries or other geographic units, markets, industries, project types, or asset classes.
Consumer Cyclical Industry Risk. Consumer cyclical companies rely heavily on business cycles and economic conditions. Consumer cyclical companies may be adversely affected by domestic and international economic downturns, changes in exchange and interest rates, competition, consumers’ disposable income and preferences, social trends and marketing campaigns.
Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund, its adviser, distributor, Index Provider, other service providers, counterparties, or issuers of assets in which the Fund invests may cause disruptions that negatively impact the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. The Fund cannot control the cybersecurity plans and systems of its service providers, counterparties, and other third parties whose activities affect the Fund.
Energy Sector Risk. The market value of securities in the energy sector may decline for many reasons, including, among others, changes in energy prices, energy supply and demand, government regulations, costs related to exploration and production and energy conservation efforts. Companies in the energy sector may also be significantly impacted by natural disasters, social and political unrest, war and environmental damage and may also be at risk for increased litigation and negative publicity or public perception. The energy sector may experience significant market volatility (e.g., as a result of Russia’s invasion of Ukraine in February 2022 and the resulting sanctions on Russia and other responses by the U.S. and other actors).
Financials Sector Risk. The performance of companies in the financials sector may be adversely impacted by many factors, including, among others, changes in government regulations, economic conditions, and interest rates, credit rating downgrades, adverse public perception, exposure concentration and decreased liquidity in credit markets. The impact of changes in regulation of any individual financial company, or of the financials sector as a whole, cannot be predicted. Cybersecurity incidents and technology malfunctions and failures have become increasingly frequent and have caused significant losses to companies in this sector, which may negatively impact the Fund.
Issuer Risk. The performance of the Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value of securities or other assets may decline, or perform differently from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.
Management Risk. The Fund is not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions,
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including declining markets. As the Fund will not fully replicate the Underlying Index and may hold securities or other assets not included in the Underlying Index, it is subject to the risk that the investment strategy of BFA may not produce the intended results. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares (including through a trading halt), losses from trading in secondary markets, periods of high volatility, and disruptions in the process of creating and redeeming Fund shares. Any of these factors, among others, may lead to the Fund’s shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund shares.
Model Risk. Neither the Fund nor BFA can offer assurances that the Underlying Index's allocation model will achieve its intended results or maximize returns or minimize risk, or be appropriate for every investor seeking a particular risk profile.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the
Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Privately Issued Securities Risk. The Fund may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the 1933 Act. Privately issued securities are securities that have not been registered under the 1933 Act and as a result may be subject to legal restrictions on resale. Privately issued securities are generally not traded on established markets. As a result of the absence of a public trading market, privately issued securities may be deemed to be illiquid investments, may be more difficult to value than publicly traded securities and may be subject to wide fluctuations in value. Delay or difficulty in selling such securities may result in a loss to the Fund.
Risk of Investing in the U.S. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at
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all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund's valuation of a security at the time of calculation of the Fund's NAV), transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX ETFs.
Valuation Risk. The price that the Fund could receive upon the sale (or other disposition) of a security or other asset may differ from the Fund’s valuation of the security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology. The price received by the Fund also may differ from the value used by the Underlying Index. In addition, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when investors are not able to purchase or sell Fund shares. Authorized Participants that create or redeem Fund shares on days when the Fund is holding fair-valued securities or other assets may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the securities or other assets not been fair valued or been valued using a different methodology. The ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
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Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns for 1 and 5 years and since inception compare with those of the Underlying Index and of a relevant broad-based securities index. The performance information in the chart and table assumes that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Calendar Year-by-Year Returns1

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The Fund’s year-to-date return as of March 31, 2024 was 1.90%.
The best calendar quarter return during the periods shown above was 8.73% in the 2nd quarter of 2020; the worst was -11.97% in the 1st quarter of 2020.
Updated performance information, including the Fund’s current NAV, may be obtained by visiting our website at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).
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Average Annual Total Returns
(for the periods ended December 31, 2023)
	One Year	Five Years	Since Fund Inception
(Inception Date: 7/11/2017)
Return Before Taxes	14.78%	6.23%	4.88%
Return After Taxes on Distributions[1]	11.43%	3.66%	2.36%
Return After Taxes on Distributions and Sale of Fund Shares[1]	8.61%	3.67%	2.62%
BlackRock High Yield Systematic Bond Index[2] (Index returns do not reflect deductions for fees, expenses, or taxes)	15.57%	6.67%	5.25%
Markit iBoxx USD Liquid High Yield Index (Index returns do not reflect deductions for fees, expenses, or taxes)	12.91%	4.79%	3.77%

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After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.
2
On January 26, 2024, the name of Underlying Index changed from the BlackRock High Yield Defensive Bond Index to the BlackRock High Yield Systematic Bond Index.
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Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro, Scott Radell and Jeff Rosenberg (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Mr. Radell have been Portfolio Managers of the Fund since 2017. Mr. Rosenberg has been a Portfolio Manager of the Fund since 2024.
Purchase and Sale of Fund Shares
The Fund is an ETF. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA, in which case, your distributions generally will be taxed when withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
On January 26, 2024, the name of the Fund changed from the iShares High Yield Bond Factor ETF to the iShares High Yield Systematic Bond ETF. On January 26, 2024, the name of Underlying Index changed from the BlackRock High Yield Defensive Bond Index to the BlackRock High Yield Systematic Bond Index.
BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on Cboe BZX Exchange, Inc. (“Cboe BZX”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.
ETFs are funds that trade like other publicly traded securities. The Fund is designed to track an index, which was created and is sponsored by the Index Provider, an affiliated person of the Fund and of BFA. Similar to shares of an index mutual fund, each share of the Fund represents an ownership interest in an underlying portfolio of securities and other instruments intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants and only in aggregations of a specified number of shares (“Creation Units”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
An index is a financial calculation, based on a grouping of financial instruments, and is not an investment product, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary for a number of reasons, including transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from the Fund's use of representative sampling or from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index. From time to time, the Index Provider may make changes to the methodology or other adjustments to the Underlying Index. Unless otherwise determined by BFA, any such change or adjustment will be reflected in the calculation of the Underlying Index performance on a going-forward basis after the effective date of such change or adjustment. Therefore, the Underlying Index performance shown for periods prior to the effective date of any such change or adjustment will generally not be recalculated or restated to reflect such change or adjustment.
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Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
The Fund's investment objective and the Underlying Index may be changed without shareholder approval.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments. The order of the below risk factors does not indicate the significance of any particular risk factor. The Fund discloses its portfolio holdings daily at www.iShares.com.
Asset Class Risk. The securities and other assets in the Fund’s portfolio or its Underlying Index may underperform in comparison to other indexes that track, or assets that represent, other countries or geographic units, industries, markets, market segments, or asset classes. Various types of securities, other assets and indexes may experience cycles of outperformance and underperformance in comparison to financial markets generally. This divergence may be due to a number of factors including, among other things, inflation, interest rates, productivity, global demand for local products or resources, and regulation and governmental controls. This may cause the Fund to underperform other investment vehicles that invest in different asset classes.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. There are a limited number of institutions that may act as Authorized Participants for the Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in creation or redemption transactions. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for the Fund and no other Authorized Participant places orders, Fund shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for a Fund that invests in securities issued by non-U.S. issuers or instruments with lower trading volume. Such assets often entail greater settlement and operational complexity and higher capital costs for Authorized Participants, which may limit the number of Authorized Participants that engage with the Fund.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower yields, which would result in a
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decline in the Fund’s income, or in securities with greater risks or with other less favorable features.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities or other assets of one or more issuers, countries or other geographic units, markets, industries, project types, or asset classes. A Fund with investment concentration may be more adversely affected by the underperformance of those assets, may experience greater price volatility and may be more susceptible to adverse economic, market, political or regulatory impacts on those assets compared to a fund that does not concentrate its investments.
Consumer Cyclical Industry Risk. The success of consumer cyclical companies is tied closely to the performance of domestic and international economies, exchange rates, interest rates, competition, consumer confidence, changes in demographics and preferences. Companies in the consumer cyclical industry depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.
Credit Risk. Credit risk is the risk that the issuer or guarantor of a debt instrument or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments when due or otherwise honor its obligations. There are varying degrees of credit risk, depending on an issuer’s or counterparty’s financial condition and on the terms of an obligation, which may be reflected in the issuer’s or counterparty’s credit rating. There is the chance that the Fund’s portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), or that the market’s perception of an issuer’s creditworthiness may worsen, potentially reducing the Fund’s income level or share price.
Cybersecurity Risk. The Fund and entities that interact with the Fund are susceptible to operational, information security and related cybersecurity risks, both directly and through their service providers. These entities include, but are not limited to, the Fund’s adviser, distributor, other service providers (e.g., index and benchmark providers, accountants, custodians, transfer agents and administrators), counterparties, market makers, Authorized Participants, listing exchanges, other financial market operators, and governmental authorities. Cybersecurity risks are also present for issuers of securities or other assets in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such issuers to lose value. Cyber incidents can result from deliberate attacks or unintentional events. They include, but are not limited to, gaining unauthorized access to systems, misappropriating assets or sensitive information, corrupting or destroying data, and causing operational disruption. Geopolitical tensions may increase the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing.
Cybersecurity incidents may cause disruptions and impact business operations and may result in any of the following: financial losses, interference with the Fund’s ability
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to calculate its NAV, disclosure of confidential information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and other legal and compliance expenses. In addition, cyber incidents may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the Fund’s functioning inaccessible, inaccurate or incomplete. The Fund may incur substantial costs in order to resolve or prevent cyber incidents.
The Fund has established business continuity plans in the event of, and risk management systems to prevent, cyber incidents. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, that prevention and remediation efforts will not be successful or that cyber incidents will go undetected. Furthermore, the Fund cannot control the cybersecurity plans and systems of its service providers, counterparties, and other third parties whose activities affect the Fund. The Fund and its shareholders could be negatively impacted as a result.
Energy Sector Risk. The market value of securities issued by companies in the energy sector may decline for the following reasons, among others: changes in and volatility of global energy prices, energy supply and demand, and spending on exploration and production of energy sources; exchange rates, interest rates, economic conditions, and tax treatment; changes in the actual or perceived availability of oil or other resource deposits; the enactment or cessation of trade sanctions or import controls; war or other geopolitical conflicts; negative perception; increased litigation; energy conservation efforts; energy infrastructure developments or service failures; and increased competition and technological advances. Companies in this sector may be subject to substantial government regulation and contractual fixed pricing, which may increase the cost of doing business and limit the earnings of these companies. A significant portion of the revenues of these companies may depend on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of companies in this sector.
Energy companies may also operate in, or engage in transactions involving, countries that have less developed regulatory regimes or a history of expropriation, confiscation of assets, foreign investment restrictions, nationalization or other adverse policies or that are at greater risk of political and social unrest, coups or labor disruptions. Energy companies also face a significant risk of liability from accidents resulting in injury or loss of life or property, pollution or other environmental problems, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, cyber incident, political strife or natural disasters. Any such event could have serious consequences for the general population of the affected area and could have an adverse impact on the Fund’s portfolio and the performance of the Fund. Energy companies may have relatively high levels of debt and may be more likely than other companies to restructure their businesses if there are downturns in energy markets or in the global economy. Energy production companies, especially those for oil and gas,
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may also have to contend with service disruptions, pipeline and equipment leaks and ruptures, explosions, fires, unscheduled downtime, transportation interruptions, discharges or releases of toxic or hazardous gases and other environmental risks.
The energy sector may experience significant market volatility. For example, Russia’s large-scale invasion of Ukraine on February 24, 2022 led to disruptions and increased volatility in the energy and commodity futures markets due to actual and potential disruptions in the supply and demand for certain commodities, including oil and natural gas. The U.S. and other actors have, in response, enacted various sanctions and restrictions on business dealings with Russia, which include restrictions on imports of oil, natural gas and coal. The effect of the current sanctions and restrictions, as well as the extent and duration of the Russian military action, additional sanctions and associated market disruptions on the energy sector, are impossible to predict and depend on a number of factors. The effect of these events or any related developments could be significant and may have a severe adverse effect on the performance of the Fund.
Financials Sector Risk. Companies in the financials sector are subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge, the amount of capital and liquid assets they must maintain and, potentially, their size. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by such regulation. Increased risk taking by financial companies may also result in greater overall risk in the U.S. and global financials sector. The impact of changes in capital requirements, or recent or future regulation in various countries, on any individual financial company or on the financials sector as a whole cannot be predicted.
Certain risks may impact the value of investments in the financials sector more severely than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financials sector are exposed directly to the credit risk of their borrowers and counterparties, who may be leveraged to an unknown degree, including through swaps and other derivatives products. Financial services companies may have significant exposure to the same borrowers and counterparties, with the result that a borrower’s or counterparty’s inability to meet its obligations to one company may affect other companies with exposure to the same borrower or counterparty. This interconnectedness of risk may result in significant negative impacts to companies with direct exposure to the defaulting counterparty as well as adverse cascading effects in the markets and the financials sector generally. Companies in the financials sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades, adverse public perception and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. The financials sector is particularly sensitive to fluctuations in interest rates. The financials sector is also a target for cyberattacks. Cybersecurity incidents and technology malfunctions and failures have become increasingly frequent and have caused significant losses to
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companies in this sector, which may negatively impact the Fund. The extent to which the Fund may invest in a company that engages in securities-related activities or banking is limited by applicable law.
High Yield Securities Risk. Securities that are rated below investment-grade (commonly referred to as “junk bonds,” which may include those bonds rated below “BBB-” by S&P Global Ratings and Fitch, or below “Baa3” by Moody’s), or are unrated, may be deemed speculative, may involve greater levels of risk than higher-rated securities of similar maturity and may be more likely to default.
The major risks of high yield securities investments include:
◾
High yield securities may be issued by less creditworthy issuers. Issuers of high yield securities may have a larger amount of outstanding debt relative to their assets than issuers of investment-grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of high yield securities holders, leaving few or no assets available to repay high yield securities holders.
◾
Prices of high yield securities are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of high yield securities than on other higher rated fixed-income securities. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.
◾
Issuers of high yield securities may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.
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High yield securities frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems high yield securities held by the Fund, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.
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High yield securities may be less liquid than higher rated fixed-income securities, even under normal economic conditions. There are fewer dealers in the high yield securities market, and there may be significant differences in the prices quoted for high yield securities by the dealers. Because high yield securities may be less liquid than higher rated fixed-income securities, judgment may play a greater role in valuing certain of the Fund's  securities than is the case with securities trading in a more liquid market.
◾
The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.
Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, or are substituted for bonds in the Fund, or because the Fund otherwise needs to purchase additional bonds. The Index Provider’s substitution of bonds in the Underlying Index may occur, for
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example, when the time to maturity for the bond no longer matches the Underlying Index’s stated maturity guidelines.
Index-Related Risk. The Fund seeks to achieve a return that corresponds generally to the price and yield performance, before fees and expenses, of its Underlying Index as published by the Index Provider. There is no assurance that the Index Provider or its agents will construct or calculate the Underlying Index accurately. While the Index Provider describes what the Underlying Index is designed to achieve, neither the Index Provider nor its agents provide any warranty or accept any liability regarding the quality, accuracy or completeness of the Underlying Index or its related data, and they do not guarantee that the Underlying Index will be in line with the Index Provider’s methodology. BFA also does not provide any warranty or guarantee against the Index Provider’s or any agent’s errors.
The Index Provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor BFA can offer assurances that the Index Provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the Index Provider may not identify or correct them promptly or at all, particularly for indexes that are less commonly used as benchmarks. In addition, there may be heightened risks associated with the adequacy and reliability of information about emerging markets constituents, as such markets may have less information available or less regulatory oversight. Errors related to the Underlying Index may negatively or positively impact the Fund and its shareholders. For example, if the Underlying Index contains incorrect constituents, the Fund will have exposure to such constituents and will be underexposed to the Underlying Index’s other constituents. Shareholders should understand that any gains from the Index Provider’s errors will be kept by the Fund and its shareholders and any losses or costs from such errors will be borne by the Fund and its shareholders.
Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider and could cause the Index Provider to postpone a scheduled rebalance to the Underlying Index. This could cause the Underlying Index to vary from its normal or expected composition. If a scheduled rebalance is postponed, index constituents that would otherwise be removed at the rebalance (due to, for example, changes in market capitalization or issuer credit ratings) may remain, causing the performance and constituents of the Underlying Index to vary from those expected under normal conditions. In addition, to the extent circumstances evolve between periodic index reviews and reconstitutions, the Underlying Index may include constituents that do not align with its objective or selection criteria, and the Fund tracking the Underlying Index may be similarly affected.
In addition to scheduled rebalances, the Index Provider or its agents may carry out ad hoc index rebalances due to reaching certain weighting constraints, unusual market conditions, corporate events, or corrections of errors. The Fund will in turn rebalance its portfolio to attempt to increase the correlation between the portfolio and the
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Underlying Index. The Fund and its shareholders will directly bear any transaction costs and market exposure from such portfolio rebalancing. Therefore, index-related errors and ad hoc rebalances may increase the Fund’s costs and tracking error.
Interest Rate Risk. Changes in interest rates may have unpredictable effects on fixed-income markets and result in heightened market volatility and lower liquidity for certain instruments, all of which may adversely affect the Fund’s performance. Interest rate changes can be sudden and unpredictable and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for fixed-income securities.
When interest rates rise, the value of fixed-income securities or other instruments sensitive to interest rates typically decreases. A measure that investors commonly use to determine this price sensitivity is called duration. Fixed-income securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. For example, if a bond has a duration of five years and interest rates rise, the price of the bond will likely decline by a greater percentage than for a bond with a one-year duration. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer duration, rising interest rates may cause the value of the Fund’s investments to decline significantly, which would adversely affect the value of the Fund. Changes in prevailing interest rates, particularly sudden and significant changes, may lead to fluctuations in the value of floating rate debt securities, as the rates for those securities typically reset only periodically. In addition, decreases in market-making capacity for fixed-income dealers may lead to lower trading volume, heightened volatility, wider bid-ask spreads and less transparent pricing in certain fixed-income markets.
During periods of very low or negative interest rates, a Fund may be unable to maintain positive returns or pay dividends to shareholders. Under certain market conditions when interest rates are set at low levels and the market prices of portfolio securities have increased, a Fund may have a very low or even negative yield, which would cause the Fund to lose money in certain conditions and time periods.
Issuer Risk. The performance of a Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value of securities or other assets may decline, or perform differently from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.
Management Risk. The Fund is not actively managed and invests in securities or other assets included in, or representative of, its Underlying Index, regardless of their investment merits. The Fund may be affected by a general decline in market segments related to its Underlying Index, and BFA generally does not attempt to invest the Fund’s assets in defensive positions under any market conditions, including declining markets. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track its Underlying Index. Because BFA uses a representative sampling indexing strategy, the Fund will not fully replicate its Underlying Index and may hold securities or other assets not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment strategy, whose implementation is subject to a number of
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constraints, may not produce the intended results. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of its Underlying Index or that the Fund will achieve its investment objective.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a financial instrument or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the particular instrument or asset, or factors that affect one or more issuers, counterparties, exchanges, countries or other geographic units, markets, industries, or asset classes. Local, regional or global events such as war, acts of terrorism, pandemics or other public health issues, recessions, the prospect or occurrence of a sovereign default or other financial crisis, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV. Changes in market and economic conditions generally do not have the same impact on all types of instruments and assets.
Market Trading Risk. The Fund faces numerous market trading risks, any of which may lead to its shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to the NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund shares.
Absence of an Active Primary Market. Although Fund shares are listed for trading on one or more stock exchanges, there can be no assurance that an active primary trading market for Fund shares will develop or be maintained by market makers or Authorized Participants.
Secondary Listing Risks. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. Fund shares also may be available to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for exchange listing or market trading. The Fund’s shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information that is available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to create or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts to NAV than might be experienced at times when the Fund accepts creation and redemption orders. Securities held by the Fund may be traded in markets that close at a different time than an exchange on which Fund shares are traded. Liquidity in those securities may be reduced after the applicable closing time. As a result, during
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the time when the exchange is open but after the applicable market closing, fixing or settlement time, there may be wider bid/ask spreads on the exchange and a greater premium or discount to NAV.
In stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, and an investor may be unable to sell their Fund shares.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or for other reasons. In times of extraordinary market volatility, Fund shares may be subject to trading halts pursuant to “circuit breaker” rules of a stock exchange or market. If there is a trading halt or unanticipated closure of an exchange or market, an investor may be unable to purchase or sell Fund shares. In addition, if trading in certain securities or financial instruments is restricted, this may disrupt the Fund’s creation/redemption process, affect the price at which Fund shares trade in the secondary market, and result in the Fund being unable to trade certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio or accurately price its portfolio holdings and may incur substantial trading losses.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short. In addition, trading activity in derivative products based on the Fund may lead to increased trading volume and volatility in the secondary market for the shares of the Fund.
Fund Shares May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s portfolio holdings. The trading price of the Fund’s shares fluctuates throughout trading hours based on both market supply of and demand for Fund shares and the underlying value of the Fund’s portfolio holdings or NAV. As a result, the trading prices of the Fund’s shares may deviate significantly from NAV during times of market volatility, significant redemption requests, or other unusual market conditions
However, because Fund shares can be created and redeemed in Creation Units at NAV, BFA believes that large discounts or premiums to the Fund’s NAV are not likely to be sustained over the long term (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs). While the creation/redemption feature is designed to make it more likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or other market participants, and during periods of significant market volatility, may result in trading prices for shares of the Fund that differ significantly from its NAV. Authorized Participants may be less willing to create or redeem the Fund’s shares if there is a lack of an active market for such shares or the Fund’s underlying investments, which may contribute to the Fund’s shares trading at a premium or discount to NAV.
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Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling Fund shares through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “spread,” which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The spread varies over time for Fund shares based on trading volume and market liquidity. It is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. Increased market volatility also may cause wider spreads. In addition, there may be regulatory and other charges that are incurred as a result of trading activity. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results, and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.
Model Risk. Neither the Fund nor BFA can offer any assurance that the allocation model used to calculate the Underlying Index will achieve its intended results or maximize returns or minimize risks, nor can the Fund or BFA offer assurance that a particular allocation will be the appropriate allocation in all circumstances for every investor seeking a particular risk profile or time horizon.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Privately Issued Securities Risk. The Fund will invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S under the 1933 Act. Privately issued securities typically may be resold only to qualified institutional buyers, or in a privately negotiated transaction, or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund may find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s NAV due to the absence of an active trading market. There can be no assurance that a privately issued security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and its value may decline as a result.
Risk of Investing in the U.S. Investing in U.S. issuers involves legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. A decrease in imports or exports, changes in trade regulations, inflation, an economic
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recession, financial system stress, or political turmoil, among other risks, may have an adverse effect on the U.S. economy and the securities listed on U.S. exchanges. The U.S. is also subject to the risk of natural disasters, such as droughts, earthquakes, fires and floods. U.S. security risks include acts of terrorism, internal unrest and a deterioration in relations between the U.S. and certain countries. Any of these may adversely affect the U.S. economy, financial markets or issuers.
Governmental agencies project that the U.S. will maintain elevated public debt levels for the foreseeable future. Although elevated debt levels do not necessarily indicate or cause economic problems, the costs of servicing such debt may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. BlackRock Institutional Trust Company, N.A. (“BTC”), which is the securities lending agent for the iShares/BlackRock ETFs, will take into account the tax impact to Fund shareholders of substitute payments for dividends when managing the securities lending program.
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund's valuation of a security at the time of calculation of the Fund's NAV), transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX ETFs.
Valuation Risk. The price that the Fund could receive upon the sale (or other disposition) of a security or other asset may differ from the Fund’s valuation of the security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology. The price received by the Fund also may differ from the value used by the Underlying Index (if
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applicable). Because non-U.S. exchanges or markets may be open on days or during time periods when the Fund does not price its shares, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when investors are not able to purchase or sell Fund shares.
In addition, for purposes of calculating the Fund's NAV, the value of assets denominated in non-U.S. currencies (if any) is translated into U.S. dollars at the prevailing market rates. This translation may result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index. Authorized Participants that create or redeem Fund shares on days when the Fund is holding fair-valued securities or other assets may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the securities or other assets not been fair valued or been valued using a different methodology. The ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies. The order of the below risk factors does not indicate the significance of any particular risk factor.
Basic Materials Industry Risk. Issuers in the basic materials industry may be adversely affected by commodity price volatility, exchange rate fluctuations, import controls and increased competition. Production of industrial materials often exceeds demand as a result of over-building or economic downturns, leading to poor investment returns. Issuers in the basic materials industry are at risk for environmental damage and product liability claims and may be adversely affected by depletion of resources, delays in technical progress, labor relations and government regulations.
Capital Goods Industry Risk. Companies in the capital goods group of industries include aerospace and defense, building products, construction and engineering, and other manufacturers of capital intensive products. Companies in the capital goods industry may be affected by fluctuations in the business cycle and by other factors affecting manufacturing demands. The capital goods industry depends heavily on corporate spending. Companies in the capital goods industry may perform well during times of economic expansion, but as economic conditions worsen, the demand for capital goods may decrease. Many capital goods are sold internationally, and companies in this industry may be affected by market conditions in other countries and regions.
Close-Out Risk for Qualified Financial Contracts. Regulations adopted by global prudential regulators require counterparties that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent a Fund from closing out a qualified financial
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contract during a specified time period if the counterparty is subject to resolution proceedings and also prohibit a Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit risk and other risks to a Fund.
Communication Services Sector Risk. The communication services sector consists of both companies in the telecommunication services industry as well as those in the media and entertainment industry. Examples of companies in the telecommunication services industry group include providers of fiber-optic, fixed-line, cellular and wireless telecommunications networks. Companies in the media and entertainment industry group encompass a variety of services and products including television broadcasting, gaming products, social media, networking platforms, online classifieds, online review websites, and Internet search engines. Companies in the communication services sector may be affected by industry competition, substantial capital requirements, government regulation, and obsolescence of communications products and services due to technological advancement. Fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company's profitability. In addition, while all companies may be susceptible to network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
The communication services sector of a country’s economy is often subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of communications companies. Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. The communications services industry can also be significantly affected by intense competition for market share, including competition with alternative technologies such as wireless communications, product compatibility and standardization, consumer preferences, rapid product obsolescence, research and development of new products, lack of standardization or compatibility with existing technologies, and a dependency on patent and copyright protections. Companies in the communication services sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in developing new products and services using new technology. Technological innovations may make the products and services of certain communications companies obsolete.
Telecommunications providers with exposure to the U.S. are generally required to obtain franchises or licenses in order to provide services in a given location. Licensing and franchise rights in the telecommunications sector are limited, which may provide an advantage to certain participants. Limited availability of such rights, high barriers to market entry and regulatory oversight, among other factors, have led to consolidation of companies within the sector, which could lead to further regulation or other negative effects in the future. Telecommunication providers investing in non-U.S. countries may
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be subject to similar risks. Additional risks include those related to competitive challenges in the U.S. from non-U.S. competitors engaged in strategic joint ventures with U.S. companies and in non-U.S. markets from both U.S. and non-U.S. competitors.
Companies in the media and entertainment industries can be significantly affected by several factors, including competition, particularly in formulation of products and services using new technologies, cyclicality of revenues and earnings, a potential decrease in the discretionary income of targeted individuals, changing consumer tastes and interests, and the potential increase in government regulation. Companies in the media and entertainment industries may become obsolete quickly. Advertising spending can be an important revenue source for media and entertainment companies. During economic downturns advertising spending typically decreases and, as a result, media and entertainment companies tend to generate less revenue.
Consumer Staples Sector Risk. Companies in the consumer staples sector may be affected by the regulation of various product components and production methods, marketing campaigns and changes in the global economy, consumer spending and consumer demand. Tobacco and tobacco-related companies, in particular, may be adversely affected by new laws, regulations and litigation. Companies in the consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. These companies may be subject to severe competition, which may have an adverse impact on their profitability.
Currency Risk. Because the Fund’s NAV is determined on the basis of the U.S. dollar, investors may lose money if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar or if there are delays or limits on repatriation of foreign currency, even if the foreign currency value of the Fund’s holdings in that market increases. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the Fund’s NAV may change quickly and without warning. In addition, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies.
European Economic Risk. The Economic and Monetary Union (the “eurozone”) of the European Union (the “EU”) requires compliance by member states that are members of the eurozone with restrictions on inflation rates, deficits, interest rates and debt levels, as well as fiscal and monetary controls, each of which may significantly affect every country in Europe, including those countries that are not members of the eurozone. Additionally, European countries outside of the eurozone may present economic risks that are independent of the indirect effects that eurozone policies have on them. In particular, the United Kingdom's (the “U.K.”) economy may be affected by global economic, industrial and financial shifts. Changes in imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of eurozone countries), the default or threat of default by an EU member state on its sovereign debt and/or an economic recession in an EU member state may have a significant adverse effect on the economies of other EU member states and their trading partners. The European financial markets have historically experienced volatility and adverse trends due to concerns about economic downturns or government debt levels in several European countries, including, but not limited to,
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Austria, Belgium, Cyprus, France, Greece, Ireland, Italy, Portugal, Spain and Ukraine. These events have affected and may in the future adversely affect the exchange rate of the euro and may significantly affect European countries.
Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest, may limit future growth and economic recovery or may have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The U.K. left the EU (“Brexit”) on January 31, 2020. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets.
The national politics of countries in Europe have been unpredictable and subject to influence by disruptive political groups and ideologies, including, for example, secessionist movements. The governments of European countries may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe or war in the region could also impact financial markets. The impact of these events is not clear but could be significant and far-reaching and could adversely affect the value and liquidity of the Fund's investments.
Russian Invasion of Ukraine. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions, including declines in its stock markets and the value of the ruble against the U.S. dollar, are impossible to predict, but could be significant. Disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, import and export restrictions, tariffs or cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians, may impact Russia's economy, Russian issuers of securities in which the Fund invests, or the economies of Europe as a whole. Actual and threatened responses to Russian military action may also impact the markets for certain Russian commodities, such as oil and natural gas, as well as other sectors of the Russian economy, and are likely to have collateral impacts on such sectors across Europe and globally.
Illiquid Investments Risk. The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for
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as long as it is held by the Fund, and any security or instrument held by the Fund may be deemed an illiquid investment pursuant to the Fund’s liquidity risk management program. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. An investment may be illiquid due to, among other things, the reduced number and capacity of traditional market participants to make a market in securities or instruments, the lack of an active market for such securities or instruments, capital controls, delays or limits on repatriation of local currency, or insolvency of local governments. To the extent that the Fund invests in securities or instruments with substantial market and/or credit risk, the Fund will tend to have increased exposure to the risks associated with illiquid investments. Illiquid investments may be harder to value, especially in changing markets. Although the Fund primarily seeks to redeem shares of the Fund on an in-kind basis, if the Fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the Fund may be greater than normal. Other market participants may be attempting to liquidate holdings at the same time as the Fund, causing increased supply of the Fund’s underlying investments in the market and contributing to illiquid investments risk and downward pricing pressure. In addition, if the Fund is limited in its ability to sell illiquid investments during periods when shareholders are redeeming their shares, the Fund will need to sell liquid securities to meet redemption requests and illiquid securities will become a larger portion of the Fund’s holdings. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund's NAV.
Large Shareholder and Large-Scale Redemption Risk. Certain shareholders of the Fund, including an Authorized Participant, a third-party investor, the Fund’s adviser, an affiliate of the Fund’s adviser, a market maker, or another entity, may from time to time own or manage a substantial amount of Fund shares or may hold their investment in the Fund for a limited period of time. These shareholders may also pledge or loan Fund shares (to secure financing or otherwise), which may result in the shares becoming concentrated in another party. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment or that the size of the Fund would be maintained. Redemptions of a large number of Fund shares may adversely affect the Fund’s liquidity and net assets. To the extent the Fund permits redemptions in cash, these redemptions may force the Fund to sell portfolio securities or other assets when it might not otherwise do so, which may negatively impact the Fund’s NAV, have a material effect on the market price of Fund shares, increase the Fund’s brokerage costs, accelerate the realization of taxable income and/or capital gains, and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such tax year. The Fund also may be required to
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sell its more liquid investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price.
To the extent these large shareholders transact in Fund shares on the secondary market, such transactions may account for a large percentage of the trading volume for Fund shares and may, therefore, have a material upward or downward effect on the market price of the shares. In addition, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, diluting its investment returns.
National Closed Market Trading Risk. To the extent that securities or other assets held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between such asset’s current price and its last quoted price (i.e., the quote from the closed foreign market to the Fund). The impact of a closed foreign market on the Fund is likely to be greater where a large portion of the Fund’s holdings trade on a closed foreign market or when a foreign market is closed for unscheduled reasons. These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other funds.
Non-U.S. Issuers Risk. Securities issued by non-U.S. issuers have different risks from securities issued by U.S. issuers. These risks include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, uncertainties of transnational litigation, and potential restrictions on the flow of international capital, including the possible seizure or nationalization of the securities issued by non-U.S. issuers held by the Fund. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. Unfavorable political, economic or governmental developments in non-U.S. countries could affect the payment of a security’s principal and interest. Securities issued by non-U.S. issuers may also be less liquid than, and more difficult to value than, securities of U.S. issuers. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer’s local currency against the U.S. dollar.
North American Economic Risk. A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire North American region and on some or all of the North American countries in which the Fund invests.
The U.S. is Canada's and Mexico's largest trading and investment partner. The Canadian and Mexican economies are significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the U.S. and Mexico, total merchandise trade among the three countries has increased. However, political developments including the implementation of tariffs by the U.S. and the renegotiation of NAFTA in the form of
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the United States-Mexico-Canada Agreement (“USMCA”), which replaced NAFTA on July 1, 2020, could negatively affect North America’s economic outlook and, as a result, the value of securities held by the Fund. Policy and legislative changes in one country may have a significant effect on North American markets generally, as well as on the value of certain securities held by the Fund.
Reliance on Trading Partners Risk. The economies of many countries or regions in which the Fund invests are highly dependent on trade with certain key trading partners. Reduction in spending on products and services by these key trading partners, institution of tariffs or other trade barriers or a slowdown in the economies of key trading partners may adversely affect the performance of any company in which the Fund invests and have a material adverse effect on the Fund’s performance.
Risk of Investing in Developed Countries. Investment in developed country issuers will subject the Fund to legal, regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries generally tend to rely on services sectors (e.g., the financial services sector) as the primary means of economic growth. A prolonged slowdown in one or more services sectors is likely to have a negative impact on economies of certain developed countries, although economies of individual developed countries can be impacted by slowdowns in other sectors. In the past, certain developed countries have been targets of terrorism, and some geographic areas in which the Fund invests have experienced strained international relations due to territorial disputes, historical animosities, defense concerns and other security concerns. These situations may cause uncertainty in the financial markets in these countries or geographic areas and may adversely affect the performance of the issuers to which the Fund has exposure. Heavy regulation of certain markets, including labor and product markets, may have an adverse effect on certain issuers. Such regulations may negatively affect economic growth or cause prolonged periods of recession. Many developed countries are heavily indebted and face rising healthcare and retirement expenses. In addition, price fluctuations of certain commodities and regulations impacting the import of commodities may negatively affect developed country economies.
Threshold/Underinvestment Risk. If certain aggregate and/or fund-level ownership thresholds are reached through transactions undertaken by BFA, its affiliates or the Fund, or as a result of third-party transactions or actions by an issuer or regulator, the ability of BFA and its affiliates on behalf of clients (including the Fund) to purchase or dispose of investments, exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. The capacity of the Fund to invest in certain securities or other assets may be affected by the relevant threshold limits, and such limitations may have adverse effects on the liquidity and performance of the Fund’s portfolio holdings. To the extent a Fund tracks an index, such limits may increase the risk of the Fund being underinvested in an asset relative to its Underlying Index and increase the risk of tracking error.
For example, ownership limits may apply to securities whose issuers operate in certain regulated industries or in certain international markets. Such limits also may apply where the investing entity (such as the Fund) is subject to corporate or regulatory ownership restrictions or invests in certain futures or other derivative transactions. In
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certain circumstances, aggregate and/or fund-level amounts invested or voted by BFA and its affiliates for their proprietary accounts and for client accounts (including the Fund) may not exceed the relevant limits without the grant of a license or other regulatory or corporate consent. In other cases, exceeding such thresholds may cause BFA and its affiliates, the Fund or other client accounts to suffer disadvantages or business restrictions.
Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The Fund discloses its portfolio holdings daily at www.iShares.com. Fund fact sheets providing information regarding the Fund's top holdings are posted on www.iShares.com when available and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Fund. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, and litigation expenses and any extraordinary expenses (as determined by a majority of the Trustees who are not “interested persons” of the Trust). Operating expenses paid by BFA under the Investment Advisory Agreement exclude acquired fund fees and expenses, if any.
For the fiscal year ended February 29, 2024, BFA was paid a management fee from the Fund, as a percentage of the Fund's average daily net assets, at the annual rate of 0.35%.
BFA may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”). As of March 31, 2024, BFA and its affiliates provided investment advisory services for assets of approximately $10.5 trillion. BFA and its affiliates trade and invest for their own accounts in the actual
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securities and types of securities in which the Fund may also invest, which may affect the price of such securities.
A discussion regarding the basis for the approval by the Trust's Board of Trustees (the “Board”) of the Investment Advisory Agreement with BFA is available in the Fund's Semi-Annual Report for the period ended August 31.
Portfolio Managers. James Mauro, Scott Radell and Jeff Rosenberg are primarily responsible for the day-to-day management of the Fund. The Portfolio Managers are responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their respective portfolio management teams to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of their respective portfolio management teams who have more limited responsibilities.
James Mauro has been employed by BFA or its affiliates as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since 2017.
Scott Radell has been employed by BFA or its affiliates as a portfolio manager since 2004. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio manager at Barclays Global Fund Advisors in 2004. Mr. Radell has been a Portfolio Manager of the Fund since 2017.
Jeff Rosenberg has been employed by BlackRock as a Managing Director since 2011 and has been a Senior Portfolio Manager in BlackRock Systematic Fixed Income since 2018. Previously, he was Chief Investment Strategist for Fixed Income at BlackRock. Mr. Rosenberg has been a Portfolio Manager of the Fund since 2024.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company is the administrator, custodian and transfer agent for the Fund. JPMorgan Chase Bank, N.A. serves as custodian for the Fund in connection with certain securities lending activities.
Conflicts of Interest. The investment activities of BFA and its affiliates (including BlackRock and its subsidiaries (collectively, the “Affiliates”)), and their respective directors, officers or employees, in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and its Affiliates provide investment management services to other funds and discretionary managed accounts that may follow investment programs similar to that of the Fund. BFA and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more Affiliates act, or may act, as an investor, research provider, investment manager, commodity pool operator, commodity trading advisor, financier, underwriter, adviser, trader, lender, index provider, agent and/or principal, and have other direct
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and indirect interests in securities, currencies, commodities, derivatives and other instruments in which the Fund may directly or indirectly invest. The Fund may invest in securities of, or engage in other transactions with, companies with which an Affiliate has significant debt or equity investments or other interests. The Fund may also invest in issuances (such as structured notes) by entities for which an Affiliate provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. The Fund also may invest in securities of, or engage in other transactions with, companies for which an Affiliate provides or may in the future provide research coverage. An Affiliate may have business relationships with, and purchase or distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund. This may include transactions in securities issued by other open-end and closed-end investment companies (which may include investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”)). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate having positions in certain securities that are senior or junior to, or have interests different from or adverse to, the securities that are owned by the Fund.
Neither BlackRock nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. The results of the Fund's investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by BlackRock or an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
In addition, the Fund may, from time to time, enter into transactions in which BFA or an Affiliate or its or their directors, officers, employees or clients have an adverse interest. Furthermore, transactions undertaken by clients advised or managed by BFA or its Affiliates may adversely impact the Fund. Transactions by one or more clients or by BFA or its Affiliates or their directors, officers or employees may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to BFA or one or more Affiliates and/or their internal policies designed to comply with such restrictions.
Under a securities lending program approved by the Board, the Fund has retained BTC, an Affiliate of BFA, to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the securities lending agent will receive a fee from the Fund based on the returns earned
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on the Fund’s lending activities, including investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
Under an ETF Services Agreement, the Fund has retained BlackRock Investments, LLC (the “Distributor” or “BRIL”), an Affiliate of BFA, to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units of the Fund (“ETF Services”). BRIL will retain a portion of the standard transaction fee received from Authorized Participants on each creation or redemption order from the Authorized Participant for the ETF Services provided. BlackRock collaborated with, and received payment from, Citibank, N.A. (“Citibank”) on the design and development of the ETF Services platform. Citibank may have, or from time to time may develop, additional relationships with BlackRock or funds managed by BFA and its affiliates.
It is also possible that, from time to time, BlackRock and/or its advisory clients (including other funds and separately managed accounts) may, subject to compliance with applicable law, purchase and hold shares of the Fund. The price, availability, liquidity, and (in some cases) expense ratio of the Fund may be impacted by purchases and sales of the Fund by BlackRock and/or its advisory clients.
BlackRock and its Affiliates may benefit from the Fund using a BlackRock index by creating increasing acceptance in the marketplace for such indices. BlackRock and its Affiliates are not obligated to license indices to the Fund and the Fund is under no obligation to use BlackRock indices. The Fund cannot be assured that the terms of any index licensing agreement with BlackRock or its Affiliates will be as favorable as those terms offered to other licensees.
The activities of BFA and its Affiliates and their respective directors, officers or employees may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Trust does not impose any minimum investment
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for shares of the Fund purchased on an exchange or otherwise in the secondary market. The Fund's shares trade under the ticker symbol “HYDB.”
Buying or selling Fund shares on an exchange or other secondary market involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you may incur a brokerage commission and other charges. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The Fund's spread may also be impacted by the liquidity or illiquidity of the underlying securities held by the Fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities.
The Fund does not impose restrictions on the frequency of purchases and redemptions of Fund shares directly with the Fund. The Board determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of Fund shares because the Fund generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. However, the Fund has taken certain measures (e.g., imposing transaction fees on purchases and redemptions of Creation Units and reserving the right to reject purchases of Creation Units under certain circumstances) to minimize the potential consequences of frequent cash purchases and redemptions by Authorized Participants, such as increased tracking error, disruption of portfolio management, dilution to the Fund, and/or increased transaction costs. Further, the vast majority of trading in Fund shares occurs on the secondary market, which does not involve the Fund directly, and such trading is unlikely to cause many of the harmful effects of frequent cash purchases or redemptions of Fund shares.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is Cboe BZX.
Section 12(d)(1) of the 1940 Act generally restricts investments by investment companies, including foreign and unregistered investment companies, in the securities of other investment companies. For example, a registered investment company (the “Acquired Fund”), such as the Fund, may not knowingly sell or otherwise dispose of any security issued by the Acquired Fund to any investment company (the “Acquiring Fund”) or any company or companies controlled by the Acquiring Fund if, immediately after such sale or disposition: (i) more than 3% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and any company or companies controlled by the Acquiring Fund, or (ii) more than 10% of the total outstanding voting
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stock of the Acquired Fund is owned by the Acquiring Fund and other investment companies and companies controlled by them. However, registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) in reliance on Rule 12d1-4 under the 1940 Act, the registered investment company must, among other things, enter into an agreement with the Trust. Foreign investment companies are permitted to invest in the Fund only up to the limits set forth in Section 12(d)(1), subject to any applicable SEC no-action relief.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of, and holds legal title to, all outstanding shares of the Fund.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as the supply of and demand for ETF shares and underlying securities held by the Fund, economic conditions and other factors.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the close of regular trading hours of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund is determined pursuant to BFA’s valuation policies and procedures. BFA has been designated by the Board as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act.
The Fund values fixed-income portfolio securities using last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Fund's approved independent third-party pricing services, each in accordance with BFA's valuation policies and procedures. Pricing services may use
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matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller odd lot sizes. Odd lots often trade at lower prices than institutional round lots. An amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless BFA determines in good faith that such method does not represent fair value.
Generally, trading in non-U.S. securities and money market instruments is substantially completed each day at various times prior to the close of regular trading hours of the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, BFA will fair value the Fund’s investments in accordance with its policies and procedures. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of trading or other reasons, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, when there is a significant event subsequent to the most recent market quotation, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available. A “significant event” is deemed to occur if BFA determines, in its reasonable business judgment prior to or at the time of pricing the Fund’s assets or liabilities, that the event is likely to cause a material change to the last exchange closing price or closing market price of one or more assets held by, or liabilities of, the Fund.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
Dividends and Distributions.
General Policies. Dividends from net investment income, if any, generally are declared and paid at least once a year by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
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Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Note on Tax Information. The following sections summarize some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Certain states and localities may exempt from tax distributions attributable to interest from U.S. federal government obligations. Consult your personal tax advisor about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, in which case your distributions generally will be taxable when withdrawn, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Long-term capital gains are eligible for taxation at a maximum rate of 15% or 20% for non-corporate shareholders, depending on whether their income exceeds certain threshold amounts. Distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married and filing jointly) and of estates and trusts. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
You may lose the ability to use foreign tax credits passed through by the Fund if your Fund shares are loaned out pursuant to a securities lending agreement.
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If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
Dividends, interest and capital gains earned by the Fund with respect to securities issued by non-U.S. issuers may give rise to withholding, capital gains and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the total assets of the Fund at the close of a year consists of non-U.S. stocks or securities (generally, for this purpose, depositary receipts, no matter where traded, of non-U.S. companies are treated as “non-U.S.”), generally the Fund may “pass through” to you certain non-U.S. income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.
For purposes of foreign tax credits for U.S. shareholders of the Fund, foreign capital gains taxes may not produce associated foreign source income, limiting the availability of such credits for U.S. persons.
If you are neither a resident nor a citizen of the U.S. or if you are a non-U.S. entity (other than a pass-through entity to the extent owned by U.S. persons), the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.
Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other
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information concerning their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership, unless certain exceptions apply.
If you are a resident or a citizen of the U.S., by law, backup withholding at a 24% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes When Shares Are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. Each “creator” or authorized participant (an “Authorized Participant”) has entered into an agreement with the Fund's Distributor, an affiliate of BFA. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units.
A creation transaction, which is subject to acceptance by the Distributor and the Fund, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities, assets or other positions (a “creation basket”), and an amount of cash (including any cash representing the value of substituted securities, assets or other positions), if any, which together approximate the holdings of the Fund in exchange for a specified number of Creation Units. Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities, assets or other positions (a “redemption basket”) held by the Fund and an amount of cash (including any portion of such securities for which cash may be substituted). The Fund may, in certain circumstances, offer Creation Units partially or solely for cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. Creation and redemption baskets may differ and the Fund will accept “custom baskets.” More information regarding custom baskets is contained in the Fund's SAI.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
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Only an Authorized Participant may create or redeem Creation Units with the Fund. Authorized Participants may create or redeem Creation Units for their own accounts or for customers, including, without limitation, affiliates of the Fund.
In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined in Rule 144A under the 1933 Act, will not be able to receive restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant that has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder
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documents, or if you are currently enrolled in householding and wish to change your householding status.
Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 50 Hudson Yards, New York, NY 10001.
BFA or its affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, data provision services, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments or other financial incentives it is eligible to receive. Therefore, such payments or other financial incentives offered or made to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its affiliates.
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Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)

	iShares High Yield Systematic Bond ETF
	Year Ended 02/29/24	Year Ended 02/28/23	Year Ended 02/28/22	Year Ended 02/28/21	Year Ended 02/29/20
Net asset value, beginning of year	$44.14	$49.27	$51.32	$49.43	$49.03
Net investment income(a)	3.44	2.66	2.23	2.90	2.88
Net realized and unrealized gain (loss)(b)	1.80	(5.00)	(1.90)	1.97	0.39
Net increase (decrease) from investment operations	5.24	(2.34)	0.33	4.87	3.27
Distributions from net investment income(c)	(3.20)	(2.79)	(2.38)	(2.98)	(2.87)
Net asset value, end of year	$46.18	$44.14	$49.27	$51.32	$49.43
Total Return(d)
Based on net asset value	12.43%	(4.73)%	0.63%	10.38%	6.78%
Ratios to Average Net Assets(e)
Total expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income	7.70%	5.89%	4.37%	5.97%	5.77%
Supplemental Data
Net assets, end of year (000)	$600,404	$134,615	$174,913	$79,541	$39,545
Portfolio turnover rate(f)	67%	60%	67%	67%	46%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f) Portfolio turnover rate excludes in-kind transactions, if any.
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Index Provider
The Underlying Index was created and is sponsored by BlackRock Index Services, LLC, an affiliated person of the Fund and of BFA. The Index Provider or one or more of its affiliates has entered into a license agreement with the Fund pursuant to which the Fund uses the Underlying Index at no charge.
The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Index Provider will also act as calculation agent for the Underlying Index. The Index Provider and BFA have established policies and procedures designed to prevent non-public information related to the Underlying Index, such as pending changes to the Underlying Index, from being used or disseminated in an improper manner, including to affiliates of the Fund. The Fund is not entitled to obtain non-public information about the Underlying Index prior to dissemination of such changes. Furthermore, the Index Provider and BFA have established policies and procedures designed to prevent improper use and dissemination of non-public information about the Fund's portfolio strategies.
The Index Provider has no obligation to take the needs of the Fund or its shareholders into consideration in establishing and maintaining the Underlying Index. The Index Provider does not guarantee the accuracy, completeness, or performance of the Underlying Index or the data included therein and shall have no liability in connection with the Underlying Index or Underlying Index calculation.
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Disclaimers
The Fund is not sponsored, endorsed, sold or promoted by BlackRock Index Services, LLC. BlackRock Index Services, LLC makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in funds generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. BlackRock Index Services, LLC is the licensor of certain trademarks, service marks and trade names of BlackRock Index Services, LLC and of the Underlying Index, which is determined, composed and calculated by BlackRock Index Services, LLC without regard to the issuer of the Fund or the Fund. BlackRock Index Services, LLC has no obligation to take the needs of the issuer of the Fund or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. BlackRock Index Services, LLC is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued or in the determination or calculation of the equation by which the shares are redeemable. BlackRock Index Services, LLC has no obligation or liability to owners of the Fund in connection with the administration, marketing or trading of the Fund.
ALTHOUGH BLACKROCK INDEX SERVICES, LLC SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES THAT BLACKROCK INDEX SERVICES, LLC CONSIDERS RELIABLE, BLACKROCK INDEX SERVICES, LLC DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN. BLACKROCK INDEX SERVICES, LLC DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. BLACKROCK INDEX SERVICES, LLC MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND BLACKROCK INDEX SERVICES, LLC HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BLACKROCK INDEX SERVICES, LLC HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
The past performance of the Underlying Index is not a guide to future performance. BFA and its affiliates do not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA and its affiliates shall have no liability for any errors, omissions or interruptions therein. BFA and its affiliates make no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity,
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as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA or its affiliates have any liability for any special, punitive, direct, indirect, consequential or any other damages (including lost profits), even if notified of the possibility of such damages.
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Want to know more?
iShares.com  | 1-800-474-2737
Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at www.iShares.com. Copies of the Prospectus, SAI, shareholder reports and other information, as applicable and when available, can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is, or will be, available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual Report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 1 University Square Drive, Princeton, NJ 08540
Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
©2024 BlackRock, Inc. All rights reserved. iSHARES® and BLACKROCK®are registered trademarks of BFA and its affiliates. All other marks are the property of their respective owners.
Investment Company Act File No.: 811-09729
IS-P-HYDB-0624

June 28, 2024

2024 Prospectus
iShares Trust
• iShares iBoxx $ High Yield Corporate Bond ETF | HYG | NYSE ARCA

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Markit® and iBoxx® are registered trademarks of Markit Group Limited and Markit Indices Limited, respectively, and have been licensed for use for certain purposes by BlackRock Fund Advisors or its affiliates. iShares® and BlackRock® are registered trademarks of BlackRock Fund Advisors and its affiliates.
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iSHARES® iBOXX® $ HIGH YIELD CORPORATE BOND ETF
Ticker: HYG Stock Exchange: NYSE Arca
Investment Objective
The iShares iBoxx $ High Yield Corporate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, high yield corporate bonds.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except: (i) the management fees, (ii) interest expenses, (iii) taxes, (iv) expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, (v) distribution fees or expenses, and (vi) litigation expenses and any extraordinary expenses.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)[1]
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[2]	Total Annual Fund Operating Expenses
0.49%	None	0.00%	0.49%

1
Operating expenses paid by BFA under the Investment Advisory Agreement exclude acquired fund fees and expenses, if any.
2
The amount rounded to 0.00%.
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$50	$157	$274	$616
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Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 11% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to track the investment results of the Markit iBoxx® USD Liquid High Yield Index (the “Underlying Index”), which is a rules-based index consisting of U.S. dollar-denominated, high yield (as determined by Markit Indices Limited (the “Index Provider” or “Markit”)) corporate bonds for sale in the U.S. The Underlying Index is designed to provide a broad representation of the U.S. dollar-denominated liquid high yield corporate bond market. The Underlying Index is a modified market-value weighted index with a cap on each issuer of 3%. There is no limit to the number of issues in the Underlying Index. As of February 29, 2024, the Underlying Index included approximately 1,187 constituents. As of February 29, 2024, a significant portion of the Underlying Index is represented by securities of companies in the consumer services and industrials industries or sectors. The components of the Underlying Index are likely to change over time.
Bonds in the Underlying Index are selected from the universe of eligible bonds in the Markit iBoxx USD
Corporate Bond Index using defined rules. As of the date of this prospectus (the “Prospectus”), the bonds eligible for inclusion in the Underlying Index include U.S. dollar-denominated high yield corporate bonds that: (i) are issued by companies domiciled in countries classified as developed markets by Markit; (ii) have an average rating of sub-investment grade (ratings from Fitch Ratings, Inc. (“Fitch”), Moody's Investors Service, Inc. (“Moody's”) or Standard & Poor's® Global Ratings, a subsidiary of S&P Global (“S&P Global Ratings”) are considered; if more than one agency provides a rating, the average rating is attached to the bond); (iii) are from issuers with at least $1 billion outstanding face value; (iv) have at least $400 million of outstanding face value; (v) have an original maturity date of less than 15 years; (vi) have at least one year to maturity; and (vii) have at least one year and 6 months to maturity for new index insertions.
BFA uses an indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund.
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“Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of an applicable underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market value and industry weightings), fundamental characteristics (such as return variability, duration (i.e., a security's price sensitivity to a change in interest rates), maturity or credit ratings and yield) and liquidity measures similar to those of an applicable underlying index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund will invest at least 80% of its assets in the component securities of the Underlying Index, and the Fund will invest at least 90% of its assets in fixed income securities of the types included in the Underlying Index that BFA believes will help the Fund track the Underlying Index. The Fund will invest no more than 10% of its assets in futures, options and swaps contracts that BFA believes will help the Fund track the Underlying Index as well as in fixed income securities other than the types included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. Cash and cash equivalent investments associated with a derivative position will be treated as part of that position for the purposes of calculating the percentage of investments included in the Underlying Index. The Fund seeks to track the investment results of the Underlying Index before fees and expenses of the Fund.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of any collateral received).
The Underlying Index is sponsored by Markit, which is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective. Certain key risks are prioritized below (with others following in alphabetical order), but the relative significance of any risk is difficult to predict and may change over time. You should review each risk factor carefully.
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High Yield Securities Risk. Securities that are rated below investment-grade (commonly referred to as “junk bonds,” which may include those bonds rated below “BBB-” by S&P Global Ratings and Fitch, or below “Baa3” by Moody's), or are unrated, may be deemed speculative, may involve greater levels of risk than higher-rated securities of similar maturity and may be more likely to default.
Credit Risk. Debt issuers and other counterparties may be unable or unwilling to make timely interest and/or principal payments when due or otherwise honor their obligations. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also adversely affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on an issuer's or counterparty's financial condition and on the terms of an obligation.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, pandemics or other public health issues, recessions, the prospect or occurrence of a sovereign default or other financial crisis, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.
Income Risk. The Fund's income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds.
Index-Related Risk. The Index Provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor BFA can offer assurances that the Index Provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the Index Provider may not identify or correct them promptly or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider and could cause the Index Provider to postpone a scheduled rebalance. This could cause the Underlying Index to vary from its normal or expected composition.
Asset Class Risk. The securities and other assets in the Underlying Index or in the Fund’s portfolio may underperform in comparison to financial markets generally, a particular financial market, another index, or other asset classes.
Authorized Participant Concentration Risk. An “Authorized Participant” is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows the Authorized Participant to place orders for the purchase and redemption of creation units (“Creation
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Units”). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. There are a limited number of institutions that may act as Authorized Participants for the Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in creation or redemption transactions. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for the Fund and no other Authorized Participant places orders, Fund shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund's income, or in securities with greater risks or with other less favorable features.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities or other assets of one or more issuers, countries or other geographic units, markets, industries, project types, or asset classes.
Consumer Services Industry Risk. Companies in the consumer services industry may be affected by, among other things, changes in the domestic and international economies, exchange rates, competition, consumers'
disposable income and consumer preferences. Companies in the consumer services industry are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action.
Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund, its adviser, distributor, Index Provider, other service providers, counterparties, or issuers of assets in which the Fund invests may cause disruptions that negatively impact the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. The Fund cannot control the cybersecurity plans and systems of its service providers, counterparties, and other third parties whose activities affect the Fund.
Geographic Risk. A natural disaster could occur in a geographic region in which the Fund invests, which could adversely affect the economy or the business operations of companies in the specific geographic region, causing an adverse impact on the Fund's investments in, or which are exposed to, the affected region.
Industrials Sector Risk. Companies in the industrials sector may be adversely affected by changes in the supply of and demand for products and services, product obsolescence, claims for environmental damage or product liability and changes in general economic conditions, among other factors.
Interest Rate Risk. Interest rate risk refers to fluctuations in the value of a fixed-income security due to changes in
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the general level of interest rates. An increase in interest rates generally will cause the value of fixed-income securities to decline. Securities with longer maturities generally are more sensitive to interest rate changes and subject to greater fluctuations in value. Changes in interest rates may have unpredictable effects on fixed-income markets and result in heightened market volatility and lower liquidity for certain instruments, all of which may adversely affect the Fund’s performance. Interest rate changes can be sudden and unpredictable and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for fixed-income securities.
Issuer Risk. The performance of the Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value of securities or other assets may decline, or perform differently from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.
Management Risk. The Fund is not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets. As the Fund will not fully replicate the Underlying Index and may hold securities or other assets not included in the Underlying Index, it is subject to the risk that the investment strategy of BFA may not produce the intended results. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares (including through a trading halt), losses from trading in secondary markets, periods of high volatility, and disruptions in the process of creating and redeeming Fund shares. Any of these factors, among others, may lead to the Fund’s shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund shares.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Privately Issued Securities Risk. The Fund may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended (the “1933 Act”). Privately issued securities are securities that have not been registered under the 1933 Act and as a result may be subject
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to legal restrictions on resale. Privately issued securities are generally not traded on established markets. As a result of the absence of a public trading market, privately issued securities may be deemed to be illiquid investments, may be more difficult to value than publicly traded securities and may be subject to wide fluctuations in value. Delay or difficulty in selling such securities may result in a loss to the Fund.
Risk of Investing in the U.S. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Security Risk. Some countries and regions in which the Fund invests have experienced security concerns, such as war, terrorism and strained international relations. Incidents involving a country's or region's security may cause uncertainty in its markets and may adversely affect its economy and the Fund's investments.
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund's valuation of a security at the time of calculation of the Fund's NAV), transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. INDEX EXCHANGE TRADED FUNDS (“ETFs”) THAT TRACK INDICES WITH SIGNIFICANT WEIGHT IN HIGH YIELD SECURITIES MAY EXPERIENCE HIGHER TRACKING ERROR THAN OTHER INDEX ETFs THAT DO NOT TRACK SUCH INDICES.
Valuation Risk. The price that the Fund could receive upon the sale (or other disposition) of a security or other asset may differ from the Fund’s valuation of the security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value
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methodology. The price received by the Fund also may differ from the value used by the Underlying Index. In addition, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when investors are not able to purchase or sell Fund shares. Authorized Participants that create or redeem Fund shares on days when the Fund is holding fair-valued securities or other assets may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the securities or other assets not been fair valued or been valued using a different methodology. The ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
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Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns for 1, 5, and 10 years compare with the Underlying Index. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Calendar Year-by-Year Returns1

1
The Fund’s year-to-date return as of March 31, 2024 was 1.13%.
The best calendar quarter return during the periods shown above was 7.42% in the 2nd quarter of 2020; the worst was -11.90% in the 1st quarter of 2020.
Updated performance information, including the Fund’s current NAV, may be obtained by visiting our website at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).
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Average Annual Total Returns
(for the periods ended December 31, 2023)
	One Year	Five Years	Ten Years
(Inception Date: 4/4/2007)
Return Before Taxes	12.41%	4.29%	3.49%
Return After Taxes on Distributions[1]	9.72%	2.17%	1.26%
Return After Taxes on Distributions and Sale of Fund Shares[1]	7.25%	2.38%	1.65%
Markit iBoxx USD Liquid High Yield Index (Index returns do not reflect deductions for fees, expenses, or taxes)	12.89%	4.79%	4.00%

1
After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.
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Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro and Karen Uyehara (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Ms. Uyehara have been Portfolio Managers of the Fund since 2011 and 2021, respectively.
Purchase and Sale of Fund Shares
The Fund is an ETF. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA, in which case, your distributions generally will be taxed when withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.
ETFs are funds that trade like other publicly traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents an ownership interest in an underlying portfolio of securities and other instruments intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants and only in aggregations of a specified number of shares (“Creation Units”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
An index is a financial calculation, based on a grouping of financial instruments, and is not an investment product, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary for a number of reasons, including transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from the Fund's use of representative sampling or from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index. From time to time, the Index Provider may make changes to the methodology or other adjustments to the Underlying Index. Unless otherwise determined by BFA, any such change or adjustment will be reflected in the calculation of the Underlying Index performance on a going-forward basis after the effective date of such change or adjustment. Therefore, the Underlying Index performance shown for periods prior to the effective date of any such change or adjustment will generally not be recalculated or restated to reflect such change or adjustment.
Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
1

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
The Fund's investment objective and the Underlying Index may be changed without shareholder approval.
The Fund has not been categorized under the European Union (“EU”) sustainable finance disclosure regulation (“SFDR”) as an “Article 8” or “Article 9” product. In addition, the Fund's investment strategy does not take into account the criteria for environmentally sustainable economic activities under the EU sustainable investment taxonomy regulation or principal adverse impacts (“PAIs”) on sustainability factors under the SFDR. PAIs are identified under the SFDR as the material impacts of investment decisions on sustainability factors relating to environmental, social and employee matters, respect for human rights, and anti-corruption and anti-bribery matters.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments. The order of the below risk factors does not indicate the significance of any particular risk factor. The Fund discloses its portfolio holdings daily at www.iShares.com.
Asset Class Risk. The securities and other assets in the Fund’s portfolio or its Underlying Index may underperform in comparison to other indexes that track, or assets that represent, other countries or geographic units, industries, markets, market segments, or asset classes. Various types of securities, other assets and indexes may experience cycles of outperformance and underperformance in comparison to financial markets generally. This divergence may be due to a number of factors including, among other things, inflation, interest rates, productivity, global demand for local products or resources, and regulation and governmental controls. This may cause the Fund to underperform other investment vehicles that invest in different asset classes.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. There are a limited number of institutions that may act as Authorized Participants for the Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in creation or redemption transactions. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for the Fund and no other Authorized Participant places orders, Fund shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for a Fund that invests in securities issued by non-U.S. issuers or instruments with lower trading volume. Such assets often entail greater settlement and operational complexity and higher capital costs for Authorized Participants, which may limit the number of Authorized Participants that engage with the Fund.
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Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund’s income, or in securities with greater risks or with other less favorable features.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities or other assets of one or more issuers, countries or other geographic units, markets, industries, project types, or asset classes. A Fund with investment concentration may be more adversely affected by the underperformance of those assets, may experience greater price volatility and may be more susceptible to adverse economic, market, political or regulatory impacts on those assets compared to a fund that does not concentrate its investments.
Consumer Services Industry Risk. The success of firms in the consumer services industry and certain retailers (including food and beverage, general retailers, media, and travel and leisure companies) is tied closely to the performance of the domestic and international economies, interest rates, exchange rates and consumer confidence. The consumer services industry depends heavily on disposable household income and consumer spending. Companies in the consumer services industry may be subject to severe competition, which may also have an adverse impact on their profitability. Companies in the consumer services industry are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action. Changes in consumer demographics and preferences in the countries in which the issuers of securities held by the Fund are located and in the countries to which they export their products may affect the success of consumer products.
Credit Risk. Credit risk is the risk that the issuer or guarantor of a debt instrument or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments when due or otherwise honor its obligations. There are varying degrees of credit risk, depending on an issuer’s or counterparty’s financial condition and on the terms of an obligation, which may be reflected in the issuer’s or counterparty’s credit rating. There is the chance that the Fund’s portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), or that the market’s perception of an issuer’s creditworthiness may worsen, potentially reducing the Fund’s income level or share price.
Cybersecurity Risk. The Fund and entities that interact with the Fund are susceptible to operational, information security and related cybersecurity risks, both directly and through their service providers. These entities include, but are not limited to, the Fund’s adviser, distributor, other service providers (e.g., index and benchmark providers, accountants, custodians, transfer agents and administrators), counterparties, market makers, Authorized Participants, listing exchanges, other financial market operators, and governmental authorities. Cybersecurity risks are also present for issuers of securities or other assets in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s
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investment in such issuers to lose value. Cyber incidents can result from deliberate attacks or unintentional events. They include, but are not limited to, gaining unauthorized access to systems, misappropriating assets or sensitive information, corrupting or destroying data, and causing operational disruption. Geopolitical tensions may increase the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing.
Cybersecurity incidents may cause disruptions and impact business operations and may result in any of the following: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and other legal and compliance expenses. In addition, cyber incidents may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the Fund’s functioning inaccessible, inaccurate or incomplete. The Fund may incur substantial costs in order to resolve or prevent cyber incidents.
The Fund has established business continuity plans in the event of, and risk management systems to prevent, cyber incidents. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, that prevention and remediation efforts will not be successful or that cyber incidents will go undetected. Furthermore, the Fund cannot control the cybersecurity plans and systems of its service providers, counterparties, and other third parties whose activities affect the Fund. The Fund and its shareholders could be negatively impacted as a result.
Geographic Risk. Some of the companies in which the Fund invests are located in parts of the world that have historically been prone to natural disasters, such as earthquakes, tornadoes, volcanic eruptions, droughts, floods, hurricanes or tsunamis, and are economically sensitive to environmental events. Any such event may adversely impact the economies of these geographic areas or business operations of companies in these geographic areas, causing an adverse impact on the value of the Fund.
High Yield Securities Risk. Securities that are rated below investment-grade (commonly referred to as “junk bonds,” which may include those bonds rated below “BBB-” by S&P Global Ratings and Fitch, or below “Baa3” by Moody’s), or are unrated, may be deemed speculative, may involve greater levels of risk than higher-rated securities of similar maturity and may be more likely to default.
The major risks of high yield securities investments include:
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High yield securities may be issued by less creditworthy issuers. Issuers of high yield securities may have a larger amount of outstanding debt relative to their assets than issuers of investment-grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of high yield securities holders, leaving few or no assets available to repay high yield securities holders.
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Prices of high yield securities are subject to extreme price fluctuations. Adverse
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changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of high yield securities than on other higher rated fixed-income securities. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.
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Issuers of high yield securities may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.
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High yield securities frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems high yield securities held by the Fund, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.
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High yield securities may be less liquid than higher rated fixed-income securities, even under normal economic conditions. There are fewer dealers in the high yield securities market, and there may be significant differences in the prices quoted for high yield securities by the dealers. Because high yield securities may be less liquid than higher rated fixed-income securities, judgment may play a greater role in valuing certain of the Fund's  securities than is the case with securities trading in a more liquid market.
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The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.
Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds. The Index Provider’s substitution of bonds in the Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index’s stated maturity guidelines.
Index-Related Risk. The Fund seeks to achieve a return that corresponds generally to the price and yield performance, before fees and expenses, of its Underlying Index as published by the Index Provider. There is no assurance that the Index Provider or its agents will construct or calculate the Underlying Index accurately. While the Index Provider describes what the Underlying Index is designed to achieve, neither the Index Provider nor its agents provide any warranty or accept any liability regarding the quality, accuracy or completeness of the Underlying Index or its related data, and they do not guarantee that the Underlying Index will be in line with the Index Provider’s methodology. BFA also does not provide any warranty or guarantee against the Index Provider’s or any agent’s errors.
The Index Provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor BFA can offer assurances that the Index Provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the
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construction of the Underlying Index in accordance with its methodology may occur, and the Index Provider may not identify or correct them promptly or at all, particularly for indexes that are less commonly used as benchmarks. In addition, there may be heightened risks associated with the adequacy and reliability of information about emerging markets constituents, as such markets may have less information available or less regulatory oversight. Errors related to the Underlying Index may negatively or positively impact the Fund and its shareholders. For example, if the Underlying Index contains incorrect constituents, the Fund will have exposure to such constituents and will be underexposed to the Underlying Index’s other constituents. Shareholders should understand that any gains from the Index Provider’s errors will be kept by the Fund and its shareholders and any losses or costs from such errors will be borne by the Fund and its shareholders.
Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider and could cause the Index Provider to postpone a scheduled rebalance to the Underlying Index. This could cause the Underlying Index to vary from its normal or expected composition. If a scheduled rebalance is postponed, index constituents that would otherwise be removed at the rebalance (due to, for example, changes in market capitalization or issuer credit ratings) may remain, causing the performance and constituents of the Underlying Index to vary from those expected under normal conditions. In addition, to the extent circumstances evolve between periodic index reviews and reconstitutions, the Underlying Index may include constituents that do not align with its objective or selection criteria, and the Fund tracking the Underlying Index may be similarly affected.
In addition to scheduled rebalances, the Index Provider or its agents may carry out ad hoc index rebalances due to reaching certain weighting constraints, unusual market conditions, corporate events, or corrections of errors. The Fund will in turn rebalance its portfolio to attempt to increase the correlation between the portfolio and the Underlying Index. The Fund and its shareholders will directly bear any transaction costs and market exposure from such portfolio rebalancing. Therefore, index-related errors and ad hoc rebalances may increase the Fund’s costs and tracking error.
Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand changes related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Global events, trade disputes and changes in government regulations, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Issuers with high carbon intensity or high switching costs associated with the transition to low carbon alternatives may be more impacted by climate transition risks. There may also be increased impacts on the value of the investments in the Fund as a result of geographic concentration in locations where the value of the investments in
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the Fund may be more susceptible to adverse physical climate events, as well as social and governance factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies in this sector tend to rely to a significant extent on government demand for their products and services.
Interest Rate Risk. Changes in interest rates may have unpredictable effects on fixed-income markets and result in heightened market volatility and lower liquidity for certain instruments, all of which may adversely affect the Fund’s performance. Interest rate changes can be sudden and unpredictable and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for fixed-income securities.
When interest rates rise, the value of fixed-income securities or other instruments sensitive to interest rates typically decreases. A measure that investors commonly use to determine this price sensitivity is called duration. Fixed-income securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. For example, if a bond has a duration of five years and interest rates rise, the price of the bond will likely decline by a greater percentage than for a bond with a one-year duration. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer duration, rising interest rates may cause the value of the Fund’s investments to decline significantly, which would adversely affect the value of the Fund. Changes in prevailing interest rates, particularly sudden and significant changes, may lead to fluctuations in the value of floating rate debt securities, as the rates for those securities typically reset only periodically. In addition, decreases in market-making capacity for fixed-income dealers may lead to lower trading volume, heightened volatility, wider bid-ask spreads and less transparent pricing in certain fixed-income markets.
During periods of very low or negative interest rates, a Fund may be unable to maintain positive returns or pay dividends to shareholders. Under certain market conditions when interest rates are set at low levels and the market prices of portfolio securities have increased, a Fund may have a very low or even negative yield, which would cause the Fund to lose money in certain conditions and time periods.
Issuer Risk. The performance of a Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value of securities or other assets may decline, or perform differently from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.
Management Risk. The Fund is not actively managed and invests in securities or other assets included in, or representative of, its Underlying Index, regardless of their investment merits. The Fund may be affected by a general decline in market segments related to its Underlying Index, and BFA generally does not attempt to invest the Fund’s assets in defensive positions under any market conditions, including declining markets. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track its Underlying Index. Because BFA uses a representative sampling indexing strategy, the Fund will not fully replicate its Underlying Index and may hold securities or other assets
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not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment strategy, whose implementation is subject to a number of constraints, may not produce the intended results. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of its Underlying Index or that the Fund will achieve its investment objective.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a financial instrument or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the particular instrument or asset, or factors that affect one or more issuers, counterparties, exchanges, countries or other geographic units, markets, industries, or asset classes. Local, regional or global events such as war, acts of terrorism, pandemics or other public health issues, recessions, the prospect or occurrence of a sovereign default or other financial crisis, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV. Changes in market and economic conditions generally do not have the same impact on all types of instruments and assets.
Market Trading Risk. The Fund faces numerous market trading risks, any of which may lead to its shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to the NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund shares.
Absence of an Active Primary Market. Although Fund shares are listed for trading on one or more stock exchanges, there can be no assurance that an active primary trading market for Fund shares will develop or be maintained by market makers or Authorized Participants.
Secondary Listing Risks. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. Fund shares also may be available to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for exchange listing or market trading. The Fund’s shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information that is available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to create or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts to NAV than might be experienced at times when the Fund accepts creation and redemption orders. Securities held by the Fund may be traded in markets that
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close at a different time than an exchange on which Fund shares are traded. Liquidity in those securities may be reduced after the applicable closing time. As a result, during the time when the exchange is open but after the applicable market closing, fixing or settlement time, there may be wider bid/ask spreads on the exchange and a greater premium or discount to NAV.
In stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, and an investor may be unable to sell their Fund shares.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or for other reasons. In times of extraordinary market volatility, Fund shares may be subject to trading halts pursuant to “circuit breaker” rules of a stock exchange or market. If there is a trading halt or unanticipated closure of an exchange or market, an investor may be unable to purchase or sell Fund shares. In addition, if trading in certain securities or financial instruments is restricted, this may disrupt the Fund’s creation/redemption process, affect the price at which Fund shares trade in the secondary market, and result in the Fund being unable to trade certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio or accurately price its portfolio holdings and may incur substantial trading losses.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short. In addition, trading activity in derivative products based on the Fund may lead to increased trading volume and volatility in the secondary market for the shares of the Fund.
Fund Shares May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s portfolio holdings. The trading price of the Fund’s shares fluctuates throughout trading hours based on both market supply of and demand for Fund shares and the underlying value of the Fund’s portfolio holdings or NAV. As a result, the trading prices of the Fund’s shares may deviate significantly from NAV during times of market volatility, significant redemption requests, or other unusual market conditions
However, because Fund shares can be created and redeemed in Creation Units at NAV, BFA believes that large discounts or premiums to the Fund’s NAV are not likely to be sustained over the long term (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs). While the creation/redemption feature is designed to make it more likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or other market participants, and during periods of significant market volatility, may result in trading prices for shares of the Fund that differ significantly from its NAV. Authorized Participants may be less willing to create or redeem the Fund’s shares if there is a lack of an active market for such shares or the
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Fund’s underlying investments, which may contribute to the Fund’s shares trading at a premium or discount to NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling Fund shares through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “spread,” which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The spread varies over time for Fund shares based on trading volume and market liquidity. It is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. Increased market volatility also may cause wider spreads. In addition, there may be regulatory and other charges that are incurred as a result of trading activity. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results, and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Privately Issued Securities Risk. The Fund will invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S under the 1933 Act. Privately issued securities typically may be resold only to qualified institutional buyers, or in a privately negotiated transaction, or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund may find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s NAV due to the absence of an active trading market. There can be no assurance that a privately issued security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and its value may decline as a result.
Risk of Investing in the U.S. Investing in U.S. issuers involves legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. A decrease in imports or exports, changes in trade regulations, inflation, an economic recession, financial system stress, or political turmoil, among other risks, may have an adverse effect on the U.S. economy and the securities listed on U.S. exchanges. The U.S. is also subject to the risk of natural disasters, such as droughts, earthquakes, fires
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and floods. U.S. security risks include acts of terrorism, internal unrest and a deterioration in relations between the U.S. and certain countries. Any of these may adversely affect the U.S. economy, financial markets or issuers.
Governmental agencies project that the U.S. will maintain elevated public debt levels for the foreseeable future. Although elevated debt levels do not necessarily indicate or cause economic problems, the costs of servicing such debt may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. BlackRock Institutional Trust Company, N.A. (“BTC”), which is the securities lending agent for the iShares/BlackRock ETFs, will take into account the tax impact to Fund shareholders of substitute payments for dividends when managing the securities lending program.
Security Risk. Some geographic areas in which the Fund invests have experienced acts of terrorism and strained international relations due to territorial disputes, historical animosities, defense concerns and other security concerns. These situations may cause uncertainty in the markets of these geographic areas and may adversely affect their economies.
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund's valuation of a security at the time of calculation of the Fund's NAV), transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. INDEX ETFs THAT TRACK INDICES WITH SIGNIFICANT WEIGHT IN HIGH YIELD SECURITIES MAY EXPERIENCE HIGHER TRACKING ERROR THAN OTHER INDEX ETFs THAT DO NOT TRACK SUCH INDICES.
Valuation Risk. The price that the Fund could receive upon the sale (or other disposition) of a security or other asset may differ from the Fund’s valuation of the
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security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology. The price received by the Fund also may differ from the value used by the Underlying Index (if applicable). Because non-U.S. exchanges or markets may be open on days or during time periods when the Fund does not price its shares, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when investors are not able to purchase or sell Fund shares.
In addition, for purposes of calculating the Fund's NAV, the value of assets denominated in non-U.S. currencies (if any) is translated into U.S. dollars at the prevailing market rates. This translation may result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index. Authorized Participants that create or redeem Fund shares on days when the Fund is holding fair-valued securities or other assets may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the securities or other assets not been fair valued or been valued using a different methodology. The ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies. The order of the below risk factors does not indicate the significance of any particular risk factor.
Close-Out Risk for Qualified Financial Contracts. Regulations adopted by global prudential regulators require counterparties that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent a Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and also prohibit a Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit risk and other risks to a Fund.
Consumer Goods Industry Risk. Companies in the consumer goods industry may be strongly affected by social trends, marketing campaigns and other factors affecting consumer demand. Governmental regulation affecting the use of various food additives may affect the profitability of certain consumer goods companies represented in the Underlying Index. Many consumer goods in the U.S. may also be marketed globally, and such consumer goods companies may be affected by the demand and market conditions in non-U.S. countries.
Currency Risk. Because the Fund’s NAV is determined on the basis of the U.S. dollar, investors may lose money if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar or if there are delays or limits on
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repatriation of foreign currency, even if the foreign currency value of the Fund’s holdings in that market increases. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the Fund’s NAV may change quickly and without warning. In addition, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies.
Energy Sector Risk. The market value of securities issued by companies in the energy sector may decline for the following reasons, among others: changes in and volatility of global energy prices, energy supply and demand, and spending on exploration and production of energy sources; exchange rates, interest rates, economic conditions, and tax treatment; changes in the actual or perceived availability of oil or other resource deposits; the enactment or cessation of trade sanctions or import controls; war or other geopolitical conflicts; negative perception; increased litigation; energy conservation efforts; energy infrastructure developments or service failures; and increased competition and technological advances. Companies in this sector may be subject to substantial government regulation and contractual fixed pricing, which may increase the cost of doing business and limit the earnings of these companies. A significant portion of the revenues of these companies may depend on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of companies in this sector.
Energy companies may also operate in, or engage in transactions involving, countries that have less developed regulatory regimes or a history of expropriation, confiscation of assets, foreign investment restrictions, nationalization or other adverse policies or that are at greater risk of political and social unrest, coups or labor disruptions. Energy companies also face a significant risk of liability from accidents resulting in injury or loss of life or property, pollution or other environmental problems, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, cyber incident, political strife or natural disasters. Any such event could have serious consequences for the general population of the affected area and could have an adverse impact on the Fund’s portfolio and the performance of the Fund. Energy companies may have relatively high levels of debt and may be more likely than other companies to restructure their businesses if there are downturns in energy markets or in the global economy. Energy production companies, especially those for oil and gas, may also have to contend with service disruptions, pipeline and equipment leaks and ruptures, explosions, fires, unscheduled downtime, transportation interruptions, discharges or releases of toxic or hazardous gases and other environmental risks.
The energy sector may experience significant market volatility. For example, Russia’s large-scale invasion of Ukraine on February 24, 2022 led to disruptions and increased volatility in the energy and commodity futures markets due to actual and potential disruptions in the supply and demand for certain commodities, including oil and natural gas. The U.S. and other actors have, in response, enacted various sanctions and restrictions on business dealings with Russia, which include restrictions on imports of oil, natural gas and coal. The effect of the current sanctions and restrictions, as well as the extent and duration of the Russian military action, additional sanctions and associated market disruptions on the energy sector, are impossible to predict and
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depend on a number of factors. The effect of these events or any related developments could be significant and may have a severe adverse effect on the performance of the Fund.
European Economic Risk. The Economic and Monetary Union (the “eurozone”) of the European Union (the “EU”) requires compliance by member states that are members of the eurozone with restrictions on inflation rates, deficits, interest rates and debt levels, as well as fiscal and monetary controls, each of which may significantly affect every country in Europe, including those countries that are not members of the eurozone. Additionally, European countries outside of the eurozone may present economic risks that are independent of the indirect effects that eurozone policies have on them. In particular, the United Kingdom's (the “U.K.”) economy may be affected by global economic, industrial and financial shifts. Changes in imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of eurozone countries), the default or threat of default by an EU member state on its sovereign debt and/or an economic recession in an EU member state may have a significant adverse effect on the economies of other EU member states and their trading partners. The European financial markets have historically experienced volatility and adverse trends due to concerns about economic downturns or government debt levels in several European countries, including, but not limited to, Austria, Belgium, Cyprus, France, Greece, Ireland, Italy, Portugal, Spain and Ukraine. These events have affected and may in the future adversely affect the exchange rate of the euro and may significantly affect European countries.
Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest, may limit future growth and economic recovery or may have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The U.K. left the EU (“Brexit”) on January 31, 2020. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets.
The national politics of countries in Europe have been unpredictable and subject to influence by disruptive political groups and ideologies, including, for example, secessionist movements. The governments of European countries may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe or war in the region could also impact financial markets. The impact of these events is not clear but could be significant and far-reaching and could adversely affect the value and liquidity of the Fund's investments.
Russian Invasion of Ukraine. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions, including declines in its stock markets and the value of the ruble against the U.S. dollar, are impossible to predict, but could be
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significant. Disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, import and export restrictions, tariffs or cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians, may impact Russia's economy, Russian issuers of securities in which the Fund invests, or the economies of Europe as a whole. Actual and threatened responses to Russian military action may also impact the markets for certain Russian commodities, such as oil and natural gas, as well as other sectors of the Russian economy, and are likely to have collateral impacts on such sectors across Europe and globally.
Financials Sector Risk. Companies in the financials sector are subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge, the amount of capital and liquid assets they must maintain and, potentially, their size. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by such regulation. Increased risk taking by financial companies may also result in greater overall risk in the U.S. and global financials sector. The impact of changes in capital requirements, or recent or future regulation in various countries, on any individual financial company or on the financials sector as a whole cannot be predicted.
Certain risks may impact the value of investments in the financials sector more severely than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financials sector are exposed directly to the credit risk of their borrowers and counterparties, who may be leveraged to an unknown degree, including through swaps and other derivatives products. Financial services companies may have significant exposure to the same borrowers and counterparties, with the result that a borrower’s or counterparty’s inability to meet its obligations to one company may affect other companies with exposure to the same borrower or counterparty. This interconnectedness of risk may result in significant negative impacts to companies with direct exposure to the defaulting counterparty as well as adverse cascading effects in the markets and the financials sector generally. Companies in the financials sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades, adverse public perception and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. The financials sector is particularly sensitive to fluctuations in interest rates. The financials sector is also a target for cyberattacks. Cybersecurity incidents and technology malfunctions and failures have become increasingly frequent and have caused significant losses to companies in this sector, which may negatively impact the Fund. The extent to which the Fund may invest in a company that engages in securities-related activities or banking is limited by applicable law.
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Healthcare Sector Risk. The profitability of companies in the healthcare sector may be adversely affected by the following factors, among others: extensive government regulations, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, changes in the demand for medical products and services, a limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection. The expiration of a company’s patents may adversely affect that company’s profitability. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. The U.S. Inflation Reduction Act of 2022 allows for the negotiation of prescription drug prices on behalf of Medicare recipients, which may result in reduced prescription prices. This could reduce some healthcare companies’ overall profitability. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and such efforts ultimately may be unsuccessful. Companies in the healthcare sector may be thinly capitalized and may be susceptible to product obsolescence. In addition, a number of legislative proposals concerning healthcare have been considered by the U.S. Congress in recent years. It is unclear what proposals will ultimately be enacted, if any, and what effect they may have on companies in the healthcare sector.
Illiquid Investments Risk. The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and any security or instrument held by the Fund may be deemed an illiquid investment pursuant to the Fund’s liquidity risk management program. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. An investment may be illiquid due to, among other things, the reduced number and capacity of traditional market participants to make a market in securities or instruments, the lack of an active market for such securities or instruments, capital controls, delays or limits on repatriation of local currency, or insolvency of local governments. To the extent that the Fund invests in securities or instruments with substantial market and/or credit risk, the Fund will tend to have increased exposure to the risks associated with illiquid investments. Illiquid investments may be harder to value, especially in changing markets. Although the Fund primarily seeks to redeem shares of the Fund on an in-kind basis, if the Fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the Fund may be greater than normal. Other market participants
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may be attempting to liquidate holdings at the same time as the Fund, causing increased supply of the Fund’s underlying investments in the market and contributing to illiquid investments risk and downward pricing pressure. In addition, if the Fund is limited in its ability to sell illiquid investments during periods when shareholders are redeeming their shares, the Fund will need to sell liquid securities to meet redemption requests and illiquid securities will become a larger portion of the Fund’s holdings. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund's NAV.
Large Shareholder and Large-Scale Redemption Risk. Certain shareholders of the Fund, including an Authorized Participant, a third-party investor, the Fund’s adviser, an affiliate of the Fund’s adviser, a market maker, or another entity, may from time to time own or manage a substantial amount of Fund shares or may hold their investment in the Fund for a limited period of time. These shareholders may also pledge or loan Fund shares (to secure financing or otherwise), which may result in the shares becoming concentrated in another party. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment or that the size of the Fund would be maintained. Redemptions of a large number of Fund shares may adversely affect the Fund’s liquidity and net assets. To the extent the Fund permits redemptions in cash, these redemptions may force the Fund to sell portfolio securities or other assets when it might not otherwise do so, which may negatively impact the Fund’s NAV, have a material effect on the market price of Fund shares, increase the Fund’s brokerage costs, accelerate the realization of taxable income and/or capital gains, and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such tax year. The Fund also may be required to sell its more liquid investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price.
To the extent these large shareholders transact in Fund shares on the secondary market, such transactions may account for a large percentage of the trading volume for Fund shares and may, therefore, have a material upward or downward effect on the market price of the shares. In addition, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, diluting its investment returns.
National Closed Market Trading Risk. To the extent that securities or other assets held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between such asset’s current price and its last quoted price (i.e., the quote from the closed foreign market to the Fund). The impact of a closed foreign market on the Fund is likely to be greater where a large portion of the Fund’s holdings trade on a closed foreign market or when a foreign market is closed for unscheduled
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reasons. These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other funds.
Non-U.S. Issuers Risk. The Fund may invest in U.S. dollar-denominated bonds of non-U.S. corporate issuers. Securities issued by non-U.S. issuers have different risks from securities issued by U.S. issuers. These risks include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, uncertainties of transnational litigation, and potential restrictions on the flow of international capital, including the possible seizure or nationalization of the securities issued by non-U.S. issuers held by the Fund. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. Unfavorable political, economic or governmental developments in non-U.S. countries could affect the payment of a security’s principal and interest. Securities issued by non-U.S. issuers may also be less liquid than, and more difficult to value than, securities of U.S. issuers. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer’s local currency against the U.S. dollar.
North American Economic Risk. A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire North American region and on some or all of the North American countries in which the Fund invests.
The U.S. is Canada's and Mexico's largest trading and investment partner. The Canadian and Mexican economies are significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the U.S. and Mexico, total merchandise trade among the three countries has increased. However, political developments including the implementation of tariffs by the U.S. and the renegotiation of NAFTA in the form of the United States-Mexico-Canada Agreement (“USMCA”), which replaced NAFTA on July 1, 2020, could negatively affect North America’s economic outlook and, as a result, the value of securities held by the Fund. Policy and legislative changes in one country may have a significant effect on North American markets generally, as well as on the value of certain securities held by the Fund.
Reliance on Trading Partners Risk. The economies of many countries or regions in which the Fund invests are highly dependent on trade with certain key trading partners. Reduction in spending on products and services by these key trading partners, institution of tariffs or other trade barriers or a slowdown in the economies of key trading partners may adversely affect the performance of any company in which the Fund invests and have a material adverse effect on the Fund’s performance.
Risk of Investing in Developed Countries. Investment in developed country issuers will subject the Fund to legal, regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries generally tend to rely on services sectors (e.g., the financial services sector) as the primary means of
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economic growth. A prolonged slowdown in one or more services sectors is likely to have a negative impact on economies of certain developed countries, although economies of individual developed countries can be impacted by slowdowns in other sectors. In the past, certain developed countries have been targets of terrorism, and some geographic areas in which the Fund invests have experienced strained international relations due to territorial disputes, historical animosities, defense concerns and other security concerns. These situations may cause uncertainty in the financial markets in these countries or geographic areas and may adversely affect the performance of the issuers to which the Fund has exposure. Heavy regulation of certain markets, including labor and product markets, may have an adverse effect on certain issuers. Such regulations may negatively affect economic growth or cause prolonged periods of recession. Many developed countries are heavily indebted and face rising healthcare and retirement expenses. In addition, price fluctuations of certain commodities and regulations impacting the import of commodities may negatively affect developed country economies.
Sustainability Risk. Sustainability risk is an inclusive term to designate investment risk (probability or uncertainty of occurrence of material losses relative to the expected return of an investment) that relates to environmental, social or governance issues.
Sustainability risk around environmental issues includes, but is not limited to, climate risk, both physical and transition risk. Physical risk arises from the physical effects of climate change, acute or chronic. For example, frequent and severe climate-related events can impact products and services and supply chains. Transition risk – whether policy, technology, market or reputation risk – arises from the adjustment to a low-carbon economy in order to mitigate climate change. Risks related to social issues can include, but are not limited to, labor rights and community relations. Governance-related risks can include but are not limited to risks around board independence, ownership and control, and audit and tax management. These risks can impact an issuer’s operational effectiveness and resilience as well as its public perception and reputation, affecting its profitability and, in turn, its capital growth and ultimately impacting the value of holdings in a Fund.
These are only examples of sustainability risk factors, and sustainability risk factors do not solely determine the risk profile of the investment. The relevance, severity, materiality and time horizon of sustainability risk factors and other risks can differ significantly across Funds.
Sustainability risk can manifest itself through different existing risk types including, but not limited to, market, liquidity, concentration, credit and asset-liability mismatch risk. For example, a Fund may invest in the securities of an issuer that could face potentially reduced revenues or increased expenditures from physical climate risk (e.g., decreased production capacity due to supply chain perturbations, lower sales due to demand shocks or higher operating or capital costs) or transition risk (e.g., decreased demand for carbon-intensive products and services or increased production costs due to changing input prices). As a result, sustainability risk factors may have a material impact on an investment, may increase volatility, may affect liquidity and may have an adverse impact on the value of shares of a Fund.
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The impact of those risks may be higher for Funds with particular sectoral or geographic concentrations. For example, Funds with geographic concentration in locations susceptible to adverse weather conditions where the value of the investments in the Funds may be more susceptible to adverse physical climate events, or Funds with specific sectoral concentrations, such as investing in industries or issuers with high carbon intensity or high switching costs associated with the transition to low carbon alternatives, may be more impacted by climate transition risks.
All or a combination of these factors may have an unpredictable impact on a Fund’s investments. Under normal market conditions, such events could have a material impact on the value of shares of a Fund.
Assessments of sustainability risk are specific to the asset class and to a fund’s investment objective. Different asset classes require different data and tools to apply heightened scrutiny, assess materiality, and make meaningful differentiation among issuers and assets. To the extent consistent with a Fund’s investment objective, risks are considered and risk managed concurrently, by prioritizing in part based on materiality and on the Fund’s objective.
The impacts of sustainability risk are likely to develop over time, and new sustainability risks may be identified as further data and information regarding sustainability factors and impacts become available.
Technology Companies Risk. Technology companies and companies that rely heavily on technological advances may have limited product lines, markets, financial resources and personnel. These companies may face rapid product obsolescence as well as unexpected risks and costs related to new product introduction and technological developments, such as artificial intelligence and machine learning. Technology companies may be adversely affected by disruptions to supply chains and distribution networks as well as issues at third-party partners. They are heavily dependent on patent and other intellectual property rights, and the loss or impairment of these rights may adversely affect their profitability. Technology companies may face increased government scrutiny and may be subject to adverse government or legal action. These companies also may be adversely affected by, among other things, actual or perceived security vulnerabilities or other defects in their products and services, which may result in lawsuits, government enforcement actions and other remediation costs.
Telecommunications Sector Risk. The telecommunications sector is subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of telecommunications companies. Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. The domestic telecommunications market is characterized by increasing competition and regulation by various state and federal regulatory authorities. Companies in the telecommunications sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in developing new products and services using new technology. Technological innovations may make the products and services of certain telecommunications companies obsolete. Telecommunications providers are generally
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required to obtain franchises or licenses in order to provide services in a given location. Licensing and franchise rights in the telecommunications sector are limited, which may provide an advantage to certain participants. Limited availability of such rights, high barriers to market entry and regulatory oversight, among other factors, have led to consolidation of companies within the sector, which could lead to further regulation or other negative effects in the future.
Threshold/Underinvestment Risk. If certain aggregate and/or fund-level ownership thresholds are reached through transactions undertaken by BFA, its affiliates or the Fund, or as a result of third-party transactions or actions by an issuer or regulator, the ability of BFA and its affiliates on behalf of clients (including the Fund) to purchase or dispose of investments, exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. The capacity of the Fund to invest in certain securities or other assets may be affected by the relevant threshold limits, and such limitations may have adverse effects on the liquidity and performance of the Fund’s portfolio holdings. To the extent a Fund tracks an index, such limits may increase the risk of the Fund being underinvested in an asset relative to its Underlying Index and increase the risk of tracking error.
For example, ownership limits may apply to securities whose issuers operate in certain regulated industries or in certain international markets. Such limits also may apply where the investing entity (such as the Fund) is subject to corporate or regulatory ownership restrictions or invests in certain futures or other derivative transactions. In certain circumstances, aggregate and/or fund-level amounts invested or voted by BFA and its affiliates for their proprietary accounts and for client accounts (including the Fund) may not exceed the relevant limits without the grant of a license or other regulatory or corporate consent. In other cases, exceeding such thresholds may cause BFA and its affiliates, the Fund or other client accounts to suffer disadvantages or business restrictions.
Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The Fund discloses its portfolio holdings daily at www.iShares.com. Fund fact sheets providing information regarding the Fund's top holdings are posted on www.iShares.com when available and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Fund. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
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Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, and litigation expenses and any extraordinary expenses (as determined by a majority of the Trustees who are not “interested persons” of the Trust). Operating expenses paid by BFA under the Investment Advisory Agreement exclude acquired fund fees and expenses, if any.
For its investment advisory services to the Fund, BFA is paid a management fee from the Fund corresponding to the Fund’s allocable portion of an aggregate management fee based on the aggregate average daily net assets of the following iShares funds: iShares iBoxx $ High Yield Corporate Bond ETF and iShares J.P. Morgan USD Emerging Markets Bond ETF. The aggregate management fee is calculated as follows: 0.5000% per annum of the aggregate net assets less than or equal to $19 billion, plus 0.4750% per annum of the aggregate net assets over $19 billion, up to and including $33 billion, plus 0.4513% per annum of the aggregate net assets over $33 billion, up to and including $47 billion, plus 0.4287% per annum of the aggregate net assets in excess of $47 billion.
For the fiscal year ended February 29, 2024, BFA was paid a management fee from the Fund, as a percentage of the Fund’s average daily net assets, at the annual rate of 0.49%.
BFA may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”). As of March 31, 2024, BFA and its affiliates provided investment advisory services for assets of approximately $10.5 trillion. BFA and its affiliates trade and invest for their own accounts in the actual securities and types of securities in which the Fund may also invest, which may affect the price of such securities.
A discussion regarding the basis for the approval by the Trust's Board of Trustees (the “Board”) of the Investment Advisory Agreement with BFA is available in the Fund's Semi-Annual Report for the period ended August 31.
Portfolio Managers. James Mauro and Karen Uyehara are primarily responsible for the day-to-day management of the Fund. The Portfolio Managers are responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their respective portfolio management teams to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of their respective portfolio management teams who have more limited responsibilities.
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James Mauro has been employed by BFA or its affiliates as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since 2011.
Karen Uyehara has been employed by BFA or its affiliates as a senior portfolio manager since 2010. Prior to that, Ms. Uyehara was a portfolio manager at Western Asset Management Company (WAMCO). Ms. Uyehara has been a Portfolio Manager of the Fund since 2021.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company is the administrator, custodian and transfer agent for the Fund. JPMorgan Chase Bank, N.A. serves as custodian for the Fund in connection with certain securities lending activities.
Conflicts of Interest. The investment activities of BFA and its affiliates (including BlackRock and its subsidiaries (collectively, the “Affiliates”)), and their respective directors, officers or employees, in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and its Affiliates provide investment management services to other funds and discretionary managed accounts that may follow investment programs similar to that of the Fund. BFA and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more Affiliates act, or may act, as an investor, research provider, investment manager, commodity pool operator, commodity trading advisor, financier, underwriter, adviser, trader, lender, index provider, agent and/or principal, and have other direct and indirect interests in securities, currencies, commodities, derivatives and other instruments in which the Fund may directly or indirectly invest. The Fund may invest in securities of, or engage in other transactions with, companies with which an Affiliate has significant debt or equity investments or other interests. The Fund may also invest in issuances (such as structured notes) by entities for which an Affiliate provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. The Fund also may invest in securities of, or engage in other transactions with, companies for which an Affiliate provides or may in the future provide research coverage. An Affiliate may have business relationships with, and purchase or distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund. This may include transactions in securities issued by other open-end and closed-end investment companies (which may include investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment
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Company Act of 1940, as amended (the “1940 Act”)). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate having positions in certain securities that are senior or junior to, or have interests different from or adverse to, the securities that are owned by the Fund.
Neither BlackRock nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. The results of the Fund's investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by BlackRock or an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
In addition, the Fund may, from time to time, enter into transactions in which BFA or an Affiliate or its or their directors, officers, employees or clients have an adverse interest. Furthermore, transactions undertaken by clients advised or managed by BFA or its Affiliates may adversely impact the Fund. Transactions by one or more clients or by BFA or its Affiliates or their directors, officers or employees may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to BFA or one or more Affiliates and/or their internal policies designed to comply with such restrictions.
Under a securities lending program approved by the Board, the Fund has retained BTC, an Affiliate of BFA, to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the securities lending agent will receive a fee from the Fund based on the returns earned on the Fund’s lending activities, including investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
Under an ETF Services Agreement, the Fund has retained BlackRock Investments, LLC (the “Distributor” or “BRIL”), an Affiliate of BFA, to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units of the Fund (“ETF Services”). BRIL will retain a portion of the standard transaction fee received from Authorized Participants on each creation or redemption order from the Authorized Participant for the ETF Services provided. BlackRock collaborated with, and received payment from, Citibank, N.A. (“Citibank”) on the design and development of the ETF Services platform. Citibank may have, or from time to time may develop, additional relationships with BlackRock or funds managed by BFA and its affiliates.
It is also possible that, from time to time, BlackRock and/or its advisory clients (including other funds and separately managed accounts) may, subject to compliance with applicable law, purchase and hold shares of the Fund. The price, availability,
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liquidity, and (in some cases) expense ratio of the Fund may be impacted by purchases and sales of the Fund by BlackRock and/or its advisory clients.
The activities of BFA and its Affiliates and their respective directors, officers or employees may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange or otherwise in the secondary market. The Fund's shares trade under the ticker symbol “HYG.”
Buying or selling Fund shares on an exchange or other secondary market involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you may incur a brokerage commission and other charges. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The Fund's spread may also be impacted by the liquidity or illiquidity of the underlying securities held by the Fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities.
The Fund does not impose restrictions on the frequency of purchases and redemptions of Fund shares directly with the Fund. The Board determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of Fund shares because the Fund generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. However, the Fund has taken certain measures (e.g., imposing transaction fees on purchases and redemptions of Creation Units and reserving the right to reject purchases of Creation Units under certain circumstances) to minimize the potential
25

consequences of frequent cash purchases and redemptions by Authorized Participants, such as increased tracking error, disruption of portfolio management, dilution to the Fund, and/or increased transaction costs. Further, the vast majority of trading in Fund shares occurs on the secondary market, which does not involve the Fund directly, and such trading is unlikely to cause many of the harmful effects of frequent cash purchases or redemptions of Fund shares.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.
Section 12(d)(1) of the 1940 Act generally restricts investments by investment companies, including foreign and unregistered investment companies, in the securities of other investment companies. For example, a registered investment company (the “Acquired Fund”), such as the Fund, may not knowingly sell or otherwise dispose of any security issued by the Acquired Fund to any investment company (the “Acquiring Fund”) or any company or companies controlled by the Acquiring Fund if, immediately after such sale or disposition: (i) more than 3% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and any company or companies controlled by the Acquiring Fund, or (ii) more than 10% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and other investment companies and companies controlled by them. However, registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) in reliance on Rule 12d1-4 under the 1940 Act, the registered investment company must, among other things, enter into an agreement with the Trust. Foreign investment companies are permitted to invest in the Fund only up to the limits set forth in Section 12(d)(1), subject to any applicable SEC no-action relief.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of, and holds legal title to, all outstanding shares of the Fund.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as
26

the supply of and demand for ETF shares and underlying securities held by the Fund, economic conditions and other factors.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the close of regular trading hours of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund is determined pursuant to BFA’s valuation policies and procedures. BFA has been designated by the Board as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act.
The Fund values fixed-income portfolio securities using last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Fund's approved independent third-party pricing services, each in accordance with BFA's valuation policies and procedures. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller odd lot sizes. Odd lots often trade at lower prices than institutional round lots. An amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless BFA determines in good faith that such method does not represent fair value.
Generally, trading in non-U.S. securities and money market instruments is substantially completed each day at various times prior to the close of regular trading hours of the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, BFA will fair value the Fund’s investments in accordance with its policies and procedures. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of trading or other reasons, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, when there is a significant event subsequent to the most recent market quotation, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available. A “significant event” is deemed to occur if BFA determines, in its reasonable business judgment prior to or at the time of pricing the Fund’s assets or liabilities, that the event is likely to cause a material change to the last exchange closing price or closing market price of one or more assets held by, or liabilities of, the Fund.
27

Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
Dividends and Distributions.
General Policies. Dividends from net investment income, if any, generally are declared and paid at least once a year by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Note on Tax Information. The following sections summarize some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Certain states and localities may exempt from tax distributions attributable to interest from U.S. federal government obligations. Consult your personal tax advisor about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
28

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, in which case your distributions generally will be taxable when withdrawn, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Long-term capital gains are eligible for taxation at a maximum rate of 15% or 20% for non-corporate shareholders, depending on whether their income exceeds certain threshold amounts. Distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married and filing jointly) and of estates and trusts. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
You may lose the ability to use foreign tax credits passed through by the Fund if your Fund shares are loaned out pursuant to a securities lending agreement.
If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
Dividends, interest and capital gains earned by the Fund with respect to securities issued by non-U.S. issuers may give rise to withholding, capital gains and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the total assets of the Fund at the close of a year consists of non-U.S. stocks or securities (generally, for this purpose, depositary receipts, no matter where traded, of non-U.S. companies are treated as “non-U.S.”), generally the Fund may “pass through” to you certain non-U.S. income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.
For purposes of foreign tax credits for U.S. shareholders of the Fund, foreign capital gains taxes may not produce associated foreign source income, limiting the availability of such credits for U.S. persons.
29

If you are neither a resident nor a citizen of the U.S. or if you are a non-U.S. entity (other than a pass-through entity to the extent owned by U.S. persons), the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.
Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information concerning their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership, unless certain exceptions apply.
If you are a resident or a citizen of the U.S., by law, backup withholding at a 24% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes When Shares Are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. Each “creator” or authorized participant (an “Authorized Participant”) has entered into an agreement with the Fund's Distributor, an affiliate of BFA. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the
30

Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units.
A creation transaction, which is subject to acceptance by the Distributor and the Fund, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities, assets or other positions (a “creation basket”), and an amount of cash (including any cash representing the value of substituted securities, assets or other positions), if any, which together approximate the holdings of the Fund in exchange for a specified number of Creation Units. Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities, assets or other positions (a “redemption basket”) held by the Fund and an amount of cash (including any portion of such securities for which cash may be substituted). The Fund may, in certain circumstances, offer Creation Units partially or solely for cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. Creation and redemption baskets may differ and the Fund will accept “custom baskets.” More information regarding custom baskets is contained in the Fund's SAI.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
Only an Authorized Participant may create or redeem Creation Units with the Fund. Authorized Participants may create or redeem Creation Units for their own accounts or for customers, including, without limitation, affiliates of the Fund.
In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined in Rule 144A under the 1933 Act, will not be able to receive restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant that has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters
31

subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 50 Hudson Yards, New York, NY 10001.
BFA or its affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, data provision services, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments or other financial incentives it is eligible to receive. Therefore, such payments or other financial incentives offered or made to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its affiliates.
32

Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)

	iShares iBoxx $ High Yield Corporate Bond ETF
	Year Ended 02/29/24	Year Ended 02/28/23	Year Ended 02/28/22	Year Ended 02/28/21	Year Ended 02/29/20
Net asset value, beginning of year	$74.51	$83.47	$86.84	$85.71	$85.71
Net investment income(a)	4.40	3.88	3.06	3.84	4.19
Net realized and unrealized gain (loss)(b)	2.73	(8.87)	(2.95)	1.50	0.18
Net increase (decrease) from investment operations	7.13	(4.99)	0.11	5.34	4.37
Distributions from net investment income(c)	(4.46)	(3.97)	(3.48)	(4.21)	(4.37)
Net asset value, end of year	$77.18	$74.51	$83.47	$86.84	$85.71
Total Return(d)
Based on net asset value	9.96%	(5.99)%	0.11%	6.56%	5.14%
Ratios to Average Net Assets(e)
Total expenses	0.49%	0.49%	0.48%	0.48%	0.49%
Net investment income	5.87%	5.10%	3.52%	4.59%	4.83%
Supplemental Data
Net assets, end of year (000)	$16,000,300	$12,703,212	$16,669,774	$22,473,704	$13,456,300
Portfolio turnover rate(f)	11%	31%	19%	20%	20%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f) Portfolio turnover rate excludes in-kind transactions, if any.
33

Index Provider
Markit owns, compiles and publishes the iBoxx bond and iTraxx credit derivative indices, which are used around the world by financial market participants as benchmarks and as the basis for traded products. Markit is a leading provider of independent data, portfolio valuations and over-the-counter derivatives trade processing to the financial markets. Markit is not affiliated with the Trust, BFA, the Distributor, or any of their respective affiliates, and has licensed the Underlying Index in connection with the Fund. “Markit®” and “iBoxx®” are the registered trademarks of Markit Group Limited and Markit Indices Limited, respectively.
Disclaimers
The Fund is not sponsored, endorsed, sold or promoted by Markit. Markit makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund in particular, or the ability of the Underlying Index to track general stock market performance. Markit's only relationship to the Trust and BFA or its affiliates is the licensing of certain trademarks and trade names of Markit and of the Underlying Index which is determined, composed and calculated by Markit without regard to the Trust, BFA or its affiliates or the Fund. Markit has no obligation to take the needs of BFA or its affiliates or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. Markit is not responsible for and has not participated in the determination of the prices and amount of shares of the Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the Fund are to be converted into cash. Markit has no obligation or liability in connection with the administration, marketing or trading of shares of the Fund. Markit does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and Markit shall have no liability for any errors, omissions or interruptions therein.
Markit makes no warranty, express or implied, as to results to be obtained by BFA or its affiliates, owners of shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Markit makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Markit have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the Underlying Index or any data included therein, even if notified of the possibility of such damages.
The past performance of the Underlying Index is not a guide to future performance. BFA and its affiliates do not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA and its affiliates shall have no liability for any errors, omissions or interruptions therein. BFA and its affiliates make no warranty, express or
34

implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA or its affiliates have any liability for any special, punitive, direct, indirect, consequential or any other damages (including lost profits), even if notified of the possibility of such damages.
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Want to know more?
iShares.com  | 1-800-474-2737
Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at www.iShares.com. Copies of the Prospectus, SAI, shareholder reports and other information, as applicable and when available, can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is, or will be, available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual Report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 1 University Square Drive, Princeton, NJ 08540
Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
©2024 BlackRock, Inc. All rights reserved. iSHARES® and BLACKROCK®are registered trademarks of BFA and its affiliates. All other marks are the property of their respective owners.
Investment Company Act File No.: 811-09729
IS-P-HYG-0624

June 28, 2024

2024 Prospectus
iShares Trust
• iShares iBoxx $ Investment Grade Corporate Bond ETF | LQD | NYSE ARCA

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Markit® and iBoxx® are registered trademarks of Markit Group Limited and Markit Indices Limited, respectively, and have been licensed for use for certain purposes by BlackRock Fund Advisors or its affiliates. iShares® and BlackRock® are registered trademarks of BlackRock Fund Advisors and its affiliates.
i

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iSHARES® iBOXX® $ INVESTMENT GRADE CORPORATE BOND ETF
Ticker: LQDStock Exchange: NYSE Arca
Investment Objective
The iShares iBoxx $ Investment Grade Corporate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except: (i) the management fees, (ii) interest expenses, (iii) taxes, (iv) expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, (v) distribution fees or expenses, and (vi) litigation expenses and any extraordinary expenses.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)[1]
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[2]	Total Annual Fund Operating Expenses
0.14%	None	0.00%	0.14%

1
Operating expenses paid by BFA under the Investment Advisory Agreement exclude acquired fund fees and expenses, if any.
2
The amount rounded to 0.00%.
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$14	$45	$79	$179
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Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 17% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to track the investment results of the Markit iBoxx® USD Liquid Investment Grade Index (the “Underlying Index”), which is a rules-based index consisting of U.S. dollar-denominated, investment-grade (as determined by Markit Indices Limited (the “Index Provider” or “Markit”)) corporate bonds for sale in the U.S. The Underlying Index is designed to provide a broad representation of the U.S. dollar-denominated liquid investment-grade corporate bond market. The Underlying Index is a modified market-value weighted index with a cap on each issuer of 3%. There is no limit to the number of issues in the Underlying Index. As of February 29, 2024, the Underlying Index included approximately 2,748 constituents. As of February 29, 2024, a significant portion of the Underlying Index is represented by securities of companies in the financials industry or sector. The components of the Underlying Index are likely to change over time.
The Underlying Index is a subset of the Markit iBoxx USD Corporate Bond
Index, which as of February 29, 2024 is an index of 7,936 investment-grade bonds. Bonds in the Underlying Index are selected from the universe of eligible bonds in the Markit iBoxx USD Corporate Bond Index using defined rules. As of the date of this prospectus (the “Prospectus”), the bonds eligible for inclusion in the Underlying Index consist of U.S. dollar-denominated corporate bonds that: (i) are issued by companies domiciled in countries classified as developed markets by Markit; (ii) have an average rating of investment grade (ratings from Fitch Ratings, Inc., Moody's Investors Service, Inc. or Standard & Poor's® Global Ratings, a subsidiary of S&P Global (“S&P Global Ratings”) are considered; if more than one agency provides a rating, the average rating is attached to the bond); (iii) are from issuers with at least $2 billion outstanding face value; (iv) have at least $750 million of outstanding face value; (v) have at least three years to maturity; and (vi) have at least three years and 6 months to maturity for new index insertions.
BFA uses an indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.
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BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of an applicable underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market value and industry weightings), fundamental characteristics (such as return variability, duration (i.e., a security's price sensitivity to a change in interest rates), maturity or credit ratings and yield) and liquidity measures similar to those of an applicable underlying index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund will invest at least 80% of its assets in the component securities of the Underlying Index, and the Fund will invest at least 90% of its assets in fixed income securities of the types included in the Underlying Index that BFA believes will help the Fund track the Underlying Index. The Fund will invest no more than 10% of its assets in futures, options and swaps contracts that BFA believes will help the Fund track the Underlying Index as well as in fixed income securities other than the types included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. Cash and cash equivalent investments associated with a derivative position will be treated as part of that position for the purposes of calculating the percentage of investments included in the Underlying Index. The Fund seeks to track the investment results of the Underlying Index before fees and expenses of the Fund.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of any collateral received).
The Underlying Index is sponsored by Markit, which is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective. Certain key risks are prioritized below (with others following in alphabetical order), but the relative significance of any risk is difficult to predict and may change over time. You should review each risk factor carefully.
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Credit Risk. Debt issuers and other counterparties may be unable or unwilling to make timely interest and/or principal payments when due or otherwise honor their obligations. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also adversely affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on an issuer's or counterparty's financial condition and on the terms of an obligation.
Interest Rate Risk. Interest rate risk refers to fluctuations in the value of a fixed-income security due to changes in the general level of interest rates. An increase in interest rates generally will cause the value of fixed-income securities to decline. Securities with longer maturities generally are more sensitive to interest rate changes and subject to greater fluctuations in value. Changes in interest rates may have unpredictable effects on fixed-income markets and result in heightened market volatility and lower liquidity for certain instruments, all of which may adversely affect the Fund’s performance. Interest rate changes can be sudden and unpredictable and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for fixed-income securities.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, pandemics or other public health issues, recessions, the prospect or occurrence of a sovereign default or other financial crisis, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.
Index-Related Risk. The Index Provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor BFA can offer assurances that the Index Provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the Index Provider may not identify or correct them promptly or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider and could cause the Index Provider to postpone a scheduled rebalance. This could cause the Underlying Index to vary from its normal or expected composition.
Risk of Investing in the U.S. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.
Asset Class Risk. The securities and other assets in the Underlying Index or in the Fund’s portfolio may underperform in comparison to financial markets generally, a particular financial
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market, another index, or other asset classes.
Authorized Participant Concentration Risk. An “Authorized Participant” is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows the Authorized Participant to place orders for the purchase and redemption of creation units (“Creation Units”). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. There are a limited number of institutions that may act as Authorized Participants for the Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in creation or redemption transactions. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for the Fund and no other Authorized Participant places orders, Fund shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund's income, or in securities with greater risks or with other less favorable features.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities or other assets of one or more issuers, countries or other geographic units, markets, industries, project types, or asset classes.
Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund, its adviser, distributor, Index Provider, other service providers, counterparties, or issuers of assets in which the Fund invests may cause disruptions that negatively impact the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. The Fund cannot control the cybersecurity plans and systems of its service providers, counterparties, and other third parties whose activities affect the Fund.
Financials Sector Risk. The performance of companies in the financials sector may be adversely impacted by many factors, including, among others, changes in government regulations, economic conditions, and interest rates, credit rating downgrades, adverse public perception, exposure concentration and decreased liquidity in credit markets. The impact of changes in regulation of any individual financial company, or of the financials sector as a whole, cannot be predicted. Cybersecurity incidents and technology malfunctions and failures have become increasingly frequent and have caused significant losses to companies in this sector, which may negatively impact the Fund.
Geographic Risk. A natural disaster could occur in a geographic region in which the Fund invests, which could
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adversely affect the economy or the business operations of companies in the specific geographic region, causing an adverse impact on the Fund's investments in, or which are exposed to, the affected region.
Income Risk. The Fund's income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds.
Issuer Risk. The performance of the Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value of securities or other assets may decline, or perform differently from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.
Management Risk. The Fund is not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets. As the Fund will not fully replicate the Underlying Index and may hold securities or other assets not included in the Underlying Index, it is subject to the risk that the investment strategy of BFA may not produce the intended results. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares (including through a trading halt), losses from trading in secondary markets, periods of high volatility, and disruptions in the process of creating and redeeming Fund shares. Any of these factors, among others, may lead to the Fund’s shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund shares.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
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Security Risk. Some countries and regions in which the Fund invests have experienced security concerns, such as war, terrorism and strained international relations. Incidents involving a country's or region's security may cause uncertainty in its markets and may adversely affect its economy and the Fund's investments.
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund's valuation of a security at the time of calculation of the Fund's NAV), transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
Valuation Risk. The price that the Fund could receive upon the sale (or other disposition) of a security or other asset may differ from the Fund’s valuation of the security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology. The price received by the Fund also may differ from the value used by the Underlying Index. In addition, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when investors are not able to purchase or sell Fund shares. Authorized Participants that create or redeem Fund shares on days when the Fund is holding fair-valued securities or other assets may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the securities or other assets not been fair valued or been valued using a different methodology. The ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
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Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns for 1, 5, and 10 years compare with the Underlying Index. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Calendar Year-by-Year Returns1

1
The Fund’s year-to-date return as of March 31, 2024 was -0.77%.
The best calendar quarter return during the periods shown above was 9.85% in the 4th quarter of 2023; the worst was -8.63% in the 2nd quarter of 2022.
Updated performance information, including the Fund’s current NAV, may be obtained by visiting our website at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).
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Average Annual Total Returns
(for the periods ended December 31, 2023)
	One Year	Five Years	Ten Years
(Inception Date: 7/22/2002)
Return Before Taxes	9.27%	2.80%	3.03%
Return After Taxes on Distributions[1]	7.43%	1.49%	1.63%
Return After Taxes on Distributions and Sale of Fund Shares[1]	5.43%	1.61%	1.72%
Markit iBoxx USD Liquid Investment Grade Index (Index returns do not reflect deductions for fees, expenses, or taxes)	9.45%	2.92%	3.19%

1
After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.
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Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro and Karen Uyehara (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Ms. Uyehara have been Portfolio Managers of the Fund since 2011 and 2021, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA, in which case, your distributions generally will be taxed when withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.
ETFs are funds that trade like other publicly traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents an ownership interest in an underlying portfolio of securities and other instruments intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants and only in aggregations of a specified number of shares (“Creation Units”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
An index is a financial calculation, based on a grouping of financial instruments, and is not an investment product, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary for a number of reasons, including transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from the Fund's use of representative sampling or from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index. From time to time, the Index Provider may make changes to the methodology or other adjustments to the Underlying Index. Unless otherwise determined by BFA, any such change or adjustment will be reflected in the calculation of the Underlying Index performance on a going-forward basis after the effective date of such change or adjustment. Therefore, the Underlying Index performance shown for periods prior to the effective date of any such change or adjustment will generally not be recalculated or restated to reflect such change or adjustment.
Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
1

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
The Fund's investment objective and the Underlying Index may be changed without shareholder approval.
The Fund has not been categorized under the European Union (“EU”) sustainable finance disclosure regulation (“SFDR”) as an “Article 8” or “Article 9” product. In addition, the Fund's investment strategy does not take into account the criteria for environmentally sustainable economic activities under the EU sustainable investment taxonomy regulation or principal adverse impacts (“PAIs”) on sustainability factors under the SFDR. PAIs are identified under the SFDR as the material impacts of investment decisions on sustainability factors relating to environmental, social and employee matters, respect for human rights, and anti-corruption and anti-bribery matters.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments. The order of the below risk factors does not indicate the significance of any particular risk factor. The Fund discloses its portfolio holdings daily at www.iShares.com.
Asset Class Risk. The securities and other assets in the Fund’s portfolio or its Underlying Index may underperform in comparison to other indexes that track, or assets that represent, other countries or geographic units, industries, markets, market segments, or asset classes. Various types of securities, other assets and indexes may experience cycles of outperformance and underperformance in comparison to financial markets generally. This divergence may be due to a number of factors including, among other things, inflation, interest rates, productivity, global demand for local products or resources, and regulation and governmental controls. This may cause the Fund to underperform other investment vehicles that invest in different asset classes.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. There are a limited number of institutions that may act as Authorized Participants for the Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in creation or redemption transactions. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for the Fund and no other Authorized Participant places orders, Fund shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for a Fund that invests in securities issued by non-U.S. issuers or instruments with lower trading volume. Such assets often entail greater settlement and operational complexity and higher capital costs for Authorized Participants, which may limit the number of Authorized Participants that engage with the Fund.
2

Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund’s income, or in securities with greater risks or with other less favorable features.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities or other assets of one or more issuers, countries or other geographic units, markets, industries, project types, or asset classes. A Fund with investment concentration may be more adversely affected by the underperformance of those assets, may experience greater price volatility and may be more susceptible to adverse economic, market, political or regulatory impacts on those assets compared to a fund that does not concentrate its investments.
Credit Risk. Credit risk is the risk that the issuer or guarantor of a debt instrument or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments when due or otherwise honor its obligations. There are varying degrees of credit risk, depending on an issuer’s or counterparty’s financial condition and on the terms of an obligation, which may be reflected in the issuer’s or counterparty’s credit rating. There is the chance that the Fund’s portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), or that the market’s perception of an issuer’s creditworthiness may worsen, potentially reducing the Fund’s income level or share price.
Cybersecurity Risk. The Fund and entities that interact with the Fund are susceptible to operational, information security and related cybersecurity risks, both directly and through their service providers. These entities include, but are not limited to, the Fund’s adviser, distributor, other service providers (e.g., index and benchmark providers, accountants, custodians, transfer agents and administrators), counterparties, market makers, Authorized Participants, listing exchanges, other financial market operators, and governmental authorities. Cybersecurity risks are also present for issuers of securities or other assets in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such issuers to lose value. Cyber incidents can result from deliberate attacks or unintentional events. They include, but are not limited to, gaining unauthorized access to systems, misappropriating assets or sensitive information, corrupting or destroying data, and causing operational disruption. Geopolitical tensions may increase the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing.
Cybersecurity incidents may cause disruptions and impact business operations and may result in any of the following: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage,
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reimbursement or other compensation costs, and other legal and compliance expenses. In addition, cyber incidents may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the Fund’s functioning inaccessible, inaccurate or incomplete. The Fund may incur substantial costs in order to resolve or prevent cyber incidents.
The Fund has established business continuity plans in the event of, and risk management systems to prevent, cyber incidents. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, that prevention and remediation efforts will not be successful or that cyber incidents will go undetected. Furthermore, the Fund cannot control the cybersecurity plans and systems of its service providers, counterparties, and other third parties whose activities affect the Fund. The Fund and its shareholders could be negatively impacted as a result.
Financials Sector Risk. Companies in the financials sector are subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge, the amount of capital and liquid assets they must maintain and, potentially, their size. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by such regulation. Increased risk taking by financial companies may also result in greater overall risk in the U.S. and global financials sector. The impact of changes in capital requirements, or recent or future regulation in various countries, on any individual financial company or on the financials sector as a whole cannot be predicted.
Certain risks may impact the value of investments in the financials sector more severely than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financials sector are exposed directly to the credit risk of their borrowers and counterparties, who may be leveraged to an unknown degree, including through swaps and other derivatives products. Financial services companies may have significant exposure to the same borrowers and counterparties, with the result that a borrower’s or counterparty’s inability to meet its obligations to one company may affect other companies with exposure to the same borrower or counterparty. This interconnectedness of risk may result in significant negative impacts to companies with direct exposure to the defaulting counterparty as well as adverse cascading effects in the markets and the financials sector generally. Companies in the financials sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades, adverse public perception and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. The financials sector is particularly sensitive to fluctuations in interest rates. The financials sector is also a target for cyberattacks. Cybersecurity incidents and technology malfunctions and failures have become increasingly frequent and have caused significant losses to companies in this sector, which may negatively impact the Fund. The extent to which
4

the Fund may invest in a company that engages in securities-related activities or banking is limited by applicable law.
Geographic Risk. Some of the companies in which the Fund invests are located in parts of the world that have historically been prone to natural disasters, such as earthquakes, tornadoes, volcanic eruptions, droughts, floods, hurricanes or tsunamis, and are economically sensitive to environmental events. Any such event may adversely impact the economies of these geographic areas or business operations of companies in these geographic areas, causing an adverse impact on the value of the Fund.
Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds. The Index Provider’s substitution of bonds in the Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index’s stated maturity guidelines.
Index-Related Risk. The Fund seeks to achieve a return that corresponds generally to the price and yield performance, before fees and expenses, of its Underlying Index as published by the Index Provider. There is no assurance that the Index Provider or its agents will construct or calculate the Underlying Index accurately. While the Index Provider describes what the Underlying Index is designed to achieve, neither the Index Provider nor its agents provide any warranty or accept any liability regarding the quality, accuracy or completeness of the Underlying Index or its related data, and they do not guarantee that the Underlying Index will be in line with the Index Provider’s methodology. BFA also does not provide any warranty or guarantee against the Index Provider’s or any agent’s errors.
The Index Provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor BFA can offer assurances that the Index Provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the Index Provider may not identify or correct them promptly or at all, particularly for indexes that are less commonly used as benchmarks. In addition, there may be heightened risks associated with the adequacy and reliability of information about emerging markets constituents, as such markets may have less information available or less regulatory oversight. Errors related to the Underlying Index may negatively or positively impact the Fund and its shareholders. For example, if the Underlying Index contains incorrect constituents, the Fund will have exposure to such constituents and will be underexposed to the Underlying Index’s other constituents. Shareholders should understand that any gains from the Index Provider’s errors will be kept by the Fund and its shareholders and any losses or costs from such errors will be borne by the Fund and its shareholders.
Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider and could cause the Index Provider to postpone a scheduled rebalance to the
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Underlying Index. This could cause the Underlying Index to vary from its normal or expected composition. If a scheduled rebalance is postponed, index constituents that would otherwise be removed at the rebalance (due to, for example, changes in market capitalization or issuer credit ratings) may remain, causing the performance and constituents of the Underlying Index to vary from those expected under normal conditions. In addition, to the extent circumstances evolve between periodic index reviews and reconstitutions, the Underlying Index may include constituents that do not align with its objective or selection criteria, and the Fund tracking the Underlying Index may be similarly affected.
In addition to scheduled rebalances, the Index Provider or its agents may carry out ad hoc index rebalances due to reaching certain weighting constraints, unusual market conditions, corporate events, or corrections of errors. The Fund will in turn rebalance its portfolio to attempt to increase the correlation between the portfolio and the Underlying Index. The Fund and its shareholders will directly bear any transaction costs and market exposure from such portfolio rebalancing. Therefore, index-related errors and ad hoc rebalances may increase the Fund’s costs and tracking error.
Interest Rate Risk. Changes in interest rates may have unpredictable effects on fixed-income markets and result in heightened market volatility and lower liquidity for certain instruments, all of which may adversely affect the Fund’s performance. Interest rate changes can be sudden and unpredictable and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for fixed-income securities.
When interest rates rise, the value of fixed-income securities or other instruments sensitive to interest rates typically decreases. A measure that investors commonly use to determine this price sensitivity is called duration. Fixed-income securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. For example, if a bond has a duration of five years and interest rates rise, the price of the bond will likely decline by a greater percentage than for a bond with a one-year duration. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer duration, rising interest rates may cause the value of the Fund’s investments to decline significantly, which would adversely affect the value of the Fund. Changes in prevailing interest rates, particularly sudden and significant changes, may lead to fluctuations in the value of floating rate debt securities, as the rates for those securities typically reset only periodically. In addition, decreases in market-making capacity for fixed-income dealers may lead to lower trading volume, heightened volatility, wider bid-ask spreads and less transparent pricing in certain fixed-income markets.
During periods of very low or negative interest rates, a Fund may be unable to maintain positive returns or pay dividends to shareholders. Under certain market conditions when interest rates are set at low levels and the market prices of portfolio securities have increased, a Fund may have a very low or even negative yield, which would cause the Fund to lose money in certain conditions and time periods.
Issuer Risk. The performance of a Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value of securities or
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other assets may decline, or perform differently from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.
Management Risk. The Fund is not actively managed and invests in securities or other assets included in, or representative of, its Underlying Index, regardless of their investment merits. The Fund may be affected by a general decline in market segments related to its Underlying Index, and BFA generally does not attempt to invest the Fund’s assets in defensive positions under any market conditions, including declining markets. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track its Underlying Index. Because BFA uses a representative sampling indexing strategy, the Fund will not fully replicate its Underlying Index and may hold securities or other assets not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment strategy, whose implementation is subject to a number of constraints, may not produce the intended results. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of its Underlying Index or that the Fund will achieve its investment objective.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a financial instrument or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the particular instrument or asset, or factors that affect one or more issuers, counterparties, exchanges, countries or other geographic units, markets, industries, or asset classes. Local, regional or global events such as war, acts of terrorism, pandemics or other public health issues, recessions, the prospect or occurrence of a sovereign default or other financial crisis, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV. Changes in market and economic conditions generally do not have the same impact on all types of instruments and assets.
Market Trading Risk. The Fund faces numerous market trading risks, any of which may lead to its shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to the NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund shares.
Absence of an Active Primary Market. Although Fund shares are listed for trading on one or more stock exchanges, there can be no assurance that an active primary trading market for Fund shares will develop or be maintained by market makers or Authorized Participants.
Secondary Listing Risks. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. Fund shares also may be available to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for exchange listing or market trading. The Fund’s shares may be less actively traded in
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certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information that is available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to create or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts to NAV than might be experienced at times when the Fund accepts creation and redemption orders. Securities held by the Fund may be traded in markets that close at a different time than an exchange on which Fund shares are traded. Liquidity in those securities may be reduced after the applicable closing time. As a result, during the time when the exchange is open but after the applicable market closing, fixing or settlement time, there may be wider bid/ask spreads on the exchange and a greater premium or discount to NAV.
In stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, and an investor may be unable to sell their Fund shares.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or for other reasons. In times of extraordinary market volatility, Fund shares may be subject to trading halts pursuant to “circuit breaker” rules of a stock exchange or market. If there is a trading halt or unanticipated closure of an exchange or market, an investor may be unable to purchase or sell Fund shares. In addition, if trading in certain securities or financial instruments is restricted, this may disrupt the Fund’s creation/redemption process, affect the price at which Fund shares trade in the secondary market, and result in the Fund being unable to trade certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio or accurately price its portfolio holdings and may incur substantial trading losses.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short. In addition, trading activity in derivative products based on the Fund may lead to increased trading volume and volatility in the secondary market for the shares of the Fund.
Fund Shares May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s portfolio holdings. The trading price of the Fund’s shares fluctuates throughout trading hours based on both market supply of and demand for Fund shares and the underlying value of the Fund’s portfolio holdings or NAV. As a result, the trading prices of the Fund’s shares may deviate significantly from NAV during times of market volatility, significant redemption requests, or other unusual market conditions
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However, because Fund shares can be created and redeemed in Creation Units at NAV, BFA believes that large discounts or premiums to the Fund’s NAV are not likely to be sustained over the long term (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs). While the creation/redemption feature is designed to make it more likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or other market participants, and during periods of significant market volatility, may result in trading prices for shares of the Fund that differ significantly from its NAV. Authorized Participants may be less willing to create or redeem the Fund’s shares if there is a lack of an active market for such shares or the Fund’s underlying investments, which may contribute to the Fund’s shares trading at a premium or discount to NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling Fund shares through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “spread,” which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The spread varies over time for Fund shares based on trading volume and market liquidity. It is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. Increased market volatility also may cause wider spreads. In addition, there may be regulatory and other charges that are incurred as a result of trading activity. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results, and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Risk of Investing in the U.S. Investing in U.S. issuers involves legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. A decrease in imports or exports, changes in trade regulations, inflation, an economic recession, financial system stress, or political turmoil, among other risks, may have an adverse effect on the U.S. economy and the securities listed on U.S. exchanges. The U.S. is also subject to the risk of natural disasters, such as droughts, earthquakes, fires and floods. U.S. security risks include acts of terrorism, internal unrest and a deterioration in relations between the U.S. and certain countries. Any of these may adversely affect the U.S. economy, financial markets or issuers.
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Governmental agencies project that the U.S. will maintain elevated public debt levels for the foreseeable future. Although elevated debt levels do not necessarily indicate or cause economic problems, the costs of servicing such debt may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. BlackRock Institutional Trust Company, N.A. (“BTC”), which is the securities lending agent for the iShares/BlackRock ETFs, will take into account the tax impact to Fund shareholders of substitute payments for dividends when managing the securities lending program.
Security Risk. Some geographic areas in which the Fund invests have experienced acts of terrorism and strained international relations due to territorial disputes, historical animosities, defense concerns and other security concerns. These situations may cause uncertainty in the markets of these geographic areas and may adversely affect their economies.
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund's valuation of a security at the time of calculation of the Fund's NAV), transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
Valuation Risk. The price that the Fund could receive upon the sale (or other disposition) of a security or other asset may differ from the Fund’s valuation of the security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology. The price received by the Fund also may differ from the value used by the Underlying Index (if applicable). Because non-U.S. exchanges or markets may be open on days or during time periods when the Fund does not price its shares, the value of the securities or
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other assets in the Fund’s portfolio may change on days or during time periods when investors are not able to purchase or sell Fund shares.
In addition, for purposes of calculating the Fund's NAV, the value of assets denominated in non-U.S. currencies (if any) is translated into U.S. dollars at the prevailing market rates. This translation may result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index. Authorized Participants that create or redeem Fund shares on days when the Fund is holding fair-valued securities or other assets may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the securities or other assets not been fair valued or been valued using a different methodology. The ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies. The order of the below risk factors does not indicate the significance of any particular risk factor.
Close-Out Risk for Qualified Financial Contracts. Regulations adopted by global prudential regulators require counterparties that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent a Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and also prohibit a Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit risk and other risks to a Fund.
Consumer Goods Industry Risk. Companies in the consumer goods industry may be strongly affected by social trends, marketing campaigns and other factors affecting consumer demand. Governmental regulation affecting the use of various food additives may affect the profitability of certain consumer goods companies represented in the Underlying Index. Many consumer goods in the U.S. may also be marketed globally, and such consumer goods companies may be affected by the demand and market conditions in non-U.S. countries.
Consumer Services Industry Risk. The success of firms in the consumer services industry and certain retailers (including food and beverage, general retailers, media, and travel and leisure companies) is tied closely to the performance of the domestic and international economies, interest rates, exchange rates and consumer confidence. The consumer services industry depends heavily on disposable household income and consumer spending. Companies in the consumer services industry may be subject to severe competition, which may also have an adverse impact on their profitability. Companies in the consumer services industry are facing increased government and
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regulatory scrutiny and may be subject to adverse government or regulatory action. Changes in consumer demographics and preferences in the countries in which the issuers of securities held by the Fund are located and in the countries to which they export their products may affect the success of consumer products.
Currency Risk. Because the Fund’s NAV is determined on the basis of the U.S. dollar, investors may lose money if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar or if there are delays or limits on repatriation of foreign currency, even if the foreign currency value of the Fund’s holdings in that market increases. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the Fund’s NAV may change quickly and without warning. In addition, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies.
Energy Sector Risk. The market value of securities issued by companies in the energy sector may decline for the following reasons, among others: changes in and volatility of global energy prices, energy supply and demand, and spending on exploration and production of energy sources; exchange rates, interest rates, economic conditions, and tax treatment; changes in the actual or perceived availability of oil or other resource deposits; the enactment or cessation of trade sanctions or import controls; war or other geopolitical conflicts; negative perception; increased litigation; energy conservation efforts; energy infrastructure developments or service failures; and increased competition and technological advances. Companies in this sector may be subject to substantial government regulation and contractual fixed pricing, which may increase the cost of doing business and limit the earnings of these companies. A significant portion of the revenues of these companies may depend on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of companies in this sector.
Energy companies may also operate in, or engage in transactions involving, countries that have less developed regulatory regimes or a history of expropriation, confiscation of assets, foreign investment restrictions, nationalization or other adverse policies or that are at greater risk of political and social unrest, coups or labor disruptions. Energy companies also face a significant risk of liability from accidents resulting in injury or loss of life or property, pollution or other environmental problems, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, cyber incident, political strife or natural disasters. Any such event could have serious consequences for the general population of the affected area and could have an adverse impact on the Fund’s portfolio and the performance of the Fund. Energy companies may have relatively high levels of debt and may be more likely than other companies to restructure their businesses if there are downturns in energy markets or in the global economy. Energy production companies, especially those for oil and gas, may also have to contend with service disruptions, pipeline and equipment leaks and ruptures, explosions, fires, unscheduled downtime, transportation interruptions, discharges or releases of toxic or hazardous gases and other environmental risks.
The energy sector may experience significant market volatility. For example, Russia’s large-scale invasion of Ukraine on February 24, 2022 led to disruptions and increased
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volatility in the energy and commodity futures markets due to actual and potential disruptions in the supply and demand for certain commodities, including oil and natural gas. The U.S. and other actors have, in response, enacted various sanctions and restrictions on business dealings with Russia, which include restrictions on imports of oil, natural gas and coal. The effect of the current sanctions and restrictions, as well as the extent and duration of the Russian military action, additional sanctions and associated market disruptions on the energy sector, are impossible to predict and depend on a number of factors. The effect of these events or any related developments could be significant and may have a severe adverse effect on the performance of the Fund.
European Economic Risk. The Economic and Monetary Union (the “eurozone”) of the European Union (the “EU”) requires compliance by member states that are members of the eurozone with restrictions on inflation rates, deficits, interest rates and debt levels, as well as fiscal and monetary controls, each of which may significantly affect every country in Europe, including those countries that are not members of the eurozone. Additionally, European countries outside of the eurozone may present economic risks that are independent of the indirect effects that eurozone policies have on them. In particular, the United Kingdom's (the “U.K.”) economy may be affected by global economic, industrial and financial shifts. Changes in imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of eurozone countries), the default or threat of default by an EU member state on its sovereign debt and/or an economic recession in an EU member state may have a significant adverse effect on the economies of other EU member states and their trading partners. The European financial markets have historically experienced volatility and adverse trends due to concerns about economic downturns or government debt levels in several European countries, including, but not limited to, Austria, Belgium, Cyprus, France, Greece, Ireland, Italy, Portugal, Spain and Ukraine. These events have affected and may in the future adversely affect the exchange rate of the euro and may significantly affect European countries.
Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest, may limit future growth and economic recovery or may have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The U.K. left the EU (“Brexit”) on January 31, 2020. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets.
The national politics of countries in Europe have been unpredictable and subject to influence by disruptive political groups and ideologies, including, for example, secessionist movements. The governments of European countries may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe or war in
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the region could also impact financial markets. The impact of these events is not clear but could be significant and far-reaching and could adversely affect the value and liquidity of the Fund's investments.
Russian Invasion of Ukraine. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions, including declines in its stock markets and the value of the ruble against the U.S. dollar, are impossible to predict, but could be significant. Disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, import and export restrictions, tariffs or cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians, may impact Russia's economy, Russian issuers of securities in which the Fund invests, or the economies of Europe as a whole. Actual and threatened responses to Russian military action may also impact the markets for certain Russian commodities, such as oil and natural gas, as well as other sectors of the Russian economy, and are likely to have collateral impacts on such sectors across Europe and globally.
Healthcare Sector Risk. The profitability of companies in the healthcare sector may be adversely affected by the following factors, among others: extensive government regulations, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, changes in the demand for medical products and services, a limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection. The expiration of a company’s patents may adversely affect that company’s profitability. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. The U.S. Inflation Reduction Act of 2022 allows for the negotiation of prescription drug prices on behalf of Medicare recipients, which may result in reduced prescription prices. This could reduce some healthcare companies’ overall profitability. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and such efforts ultimately may be unsuccessful. Companies in the healthcare sector may be thinly capitalized and may be susceptible to product obsolescence. In addition, a number of legislative proposals concerning healthcare have been considered by the U.S. Congress in recent years. It is unclear what proposals will ultimately be enacted, if any, and what effect they may have on companies in the healthcare sector.
Illiquid Investments Risk. The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. Liquid investments may become illiquid after purchase by the Fund,
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particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and any security or instrument held by the Fund may be deemed an illiquid investment pursuant to the Fund’s liquidity risk management program. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. An investment may be illiquid due to, among other things, the reduced number and capacity of traditional market participants to make a market in securities or instruments, the lack of an active market for such securities or instruments, capital controls, delays or limits on repatriation of local currency, or insolvency of local governments. To the extent that the Fund invests in securities or instruments with substantial market and/or credit risk, the Fund will tend to have increased exposure to the risks associated with illiquid investments. Illiquid investments may be harder to value, especially in changing markets. Although the Fund primarily seeks to redeem shares of the Fund on an in-kind basis, if the Fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the Fund may be greater than normal. Other market participants may be attempting to liquidate holdings at the same time as the Fund, causing increased supply of the Fund’s underlying investments in the market and contributing to illiquid investments risk and downward pricing pressure. In addition, if the Fund is limited in its ability to sell illiquid investments during periods when shareholders are redeeming their shares, the Fund will need to sell liquid securities to meet redemption requests and illiquid securities will become a larger portion of the Fund’s holdings. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund's NAV.
Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand changes related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Global events, trade disputes and changes in government regulations, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Issuers with high carbon intensity or high switching costs associated with the transition to low carbon alternatives may be more impacted by climate transition risks. There may also be increased impacts on the value of the investments in the Fund as a result of geographic concentration in locations where the value of the investments in the Fund may be more susceptible to adverse physical climate events, as well as social and governance factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending
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policies because companies in this sector tend to rely to a significant extent on government demand for their products and services.
Large Shareholder and Large-Scale Redemption Risk. Certain shareholders of the Fund, including an Authorized Participant, a third-party investor, the Fund’s adviser, an affiliate of the Fund’s adviser, a market maker, or another entity, may from time to time own or manage a substantial amount of Fund shares or may hold their investment in the Fund for a limited period of time. These shareholders may also pledge or loan Fund shares (to secure financing or otherwise), which may result in the shares becoming concentrated in another party. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment or that the size of the Fund would be maintained. Redemptions of a large number of Fund shares may adversely affect the Fund’s liquidity and net assets. To the extent the Fund permits redemptions in cash, these redemptions may force the Fund to sell portfolio securities or other assets when it might not otherwise do so, which may negatively impact the Fund’s NAV, have a material effect on the market price of Fund shares, increase the Fund’s brokerage costs, accelerate the realization of taxable income and/or capital gains, and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such tax year. The Fund also may be required to sell its more liquid investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price.
To the extent these large shareholders transact in Fund shares on the secondary market, such transactions may account for a large percentage of the trading volume for Fund shares and may, therefore, have a material upward or downward effect on the market price of the shares. In addition, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, diluting its investment returns.
National Closed Market Trading Risk. To the extent that securities or other assets held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between such asset’s current price and its last quoted price (i.e., the quote from the closed foreign market to the Fund). The impact of a closed foreign market on the Fund is likely to be greater where a large portion of the Fund’s holdings trade on a closed foreign market or when a foreign market is closed for unscheduled reasons. These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other funds.
Non-U.S. Issuers Risk. The Fund may invest in U.S. dollar-denominated bonds of non-U.S. corporate issuers. Securities issued by non-U.S. issuers have different risks from securities issued by U.S. issuers. These risks include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, uncertainties of transnational litigation, and potential restrictions on the flow of
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international capital, including the possible seizure or nationalization of the securities issued by non-U.S. issuers held by the Fund. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. Unfavorable political, economic or governmental developments in non-U.S. countries could affect the payment of a security’s principal and interest. Securities issued by non-U.S. issuers may also be less liquid than, and more difficult to value than, securities of U.S. issuers. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer’s local currency against the U.S. dollar.
Reliance on Trading Partners Risk. The economies of many countries or regions in which the Fund invests are highly dependent on trade with certain key trading partners. Reduction in spending on products and services by these key trading partners, institution of tariffs or other trade barriers or a slowdown in the economies of key trading partners may adversely affect the performance of any company in which the Fund invests and have a material adverse effect on the Fund’s performance.
Risk of Investing in Developed Countries. Investment in developed country issuers will subject the Fund to legal, regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries generally tend to rely on services sectors (e.g., the financial services sector) as the primary means of economic growth. A prolonged slowdown in one or more services sectors is likely to have a negative impact on economies of certain developed countries, although economies of individual developed countries can be impacted by slowdowns in other sectors. In the past, certain developed countries have been targets of terrorism, and some geographic areas in which the Fund invests have experienced strained international relations due to territorial disputes, historical animosities, defense concerns and other security concerns. These situations may cause uncertainty in the financial markets in these countries or geographic areas and may adversely affect the performance of the issuers to which the Fund has exposure. Heavy regulation of certain markets, including labor and product markets, may have an adverse effect on certain issuers. Such regulations may negatively affect economic growth or cause prolonged periods of recession. Many developed countries are heavily indebted and face rising healthcare and retirement expenses. In addition, price fluctuations of certain commodities and regulations impacting the import of commodities may negatively affect developed country economies.
Sustainability Risk. Sustainability risk is an inclusive term to designate investment risk (probability or uncertainty of occurrence of material losses relative to the expected return of an investment) that relates to environmental, social or governance issues.
Sustainability risk around environmental issues includes, but is not limited to, climate risk, both physical and transition risk. Physical risk arises from the physical effects of climate change, acute or chronic. For example, frequent and severe climate-related events can impact products and services and supply chains. Transition risk – whether policy, technology, market or reputation risk – arises from the adjustment to a low-carbon economy in order to mitigate climate change. Risks related to social issues can
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include, but are not limited to, labor rights and community relations. Governance-related risks can include but are not limited to risks around board independence, ownership and control, and audit and tax management. These risks can impact an issuer’s operational effectiveness and resilience as well as its public perception and reputation, affecting its profitability and, in turn, its capital growth and ultimately impacting the value of holdings in a Fund.
These are only examples of sustainability risk factors, and sustainability risk factors do not solely determine the risk profile of the investment. The relevance, severity, materiality and time horizon of sustainability risk factors and other risks can differ significantly across Funds.
Sustainability risk can manifest itself through different existing risk types including, but not limited to, market, liquidity, concentration, credit and asset-liability mismatch risk. For example, a Fund may invest in the securities of an issuer that could face potentially reduced revenues or increased expenditures from physical climate risk (e.g., decreased production capacity due to supply chain perturbations, lower sales due to demand shocks or higher operating or capital costs) or transition risk (e.g., decreased demand for carbon-intensive products and services or increased production costs due to changing input prices). As a result, sustainability risk factors may have a material impact on an investment, may increase volatility, may affect liquidity and may have an adverse impact on the value of shares of a Fund.
The impact of those risks may be higher for Funds with particular sectoral or geographic concentrations. For example, Funds with geographic concentration in locations susceptible to adverse weather conditions where the value of the investments in the Funds may be more susceptible to adverse physical climate events, or Funds with specific sectoral concentrations, such as investing in industries or issuers with high carbon intensity or high switching costs associated with the transition to low carbon alternatives, may be more impacted by climate transition risks.
All or a combination of these factors may have an unpredictable impact on a Fund’s investments. Under normal market conditions, such events could have a material impact on the value of shares of a Fund.
Assessments of sustainability risk are specific to the asset class and to a fund’s investment objective. Different asset classes require different data and tools to apply heightened scrutiny, assess materiality, and make meaningful differentiation among issuers and assets. To the extent consistent with a Fund’s investment objective, risks are considered and risk managed concurrently, by prioritizing in part based on materiality and on the Fund’s objective.
The impacts of sustainability risk are likely to develop over time, and new sustainability risks may be identified as further data and information regarding sustainability factors and impacts become available.
Technology Companies Risk. Technology companies and companies that rely heavily on technological advances may have limited product lines, markets, financial resources and personnel. These companies may face rapid product obsolescence as well as unexpected risks and costs related to new product introduction and technological developments, such as artificial intelligence and machine learning. Technology
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companies may be adversely affected by disruptions to supply chains and distribution networks as well as issues at third-party partners. They are heavily dependent on patent and other intellectual property rights, and the loss or impairment of these rights may adversely affect their profitability. Technology companies may face increased government scrutiny and may be subject to adverse government or legal action. These companies also may be adversely affected by, among other things, actual or perceived security vulnerabilities or other defects in their products and services, which may result in lawsuits, government enforcement actions and other remediation costs.
Telecommunications Sector Risk. The telecommunications sector is subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of telecommunications companies. Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. The domestic telecommunications market is characterized by increasing competition and regulation by various state and federal regulatory authorities. Companies in the telecommunications sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in developing new products and services using new technology. Technological innovations may make the products and services of certain telecommunications companies obsolete. Telecommunications providers are generally required to obtain franchises or licenses in order to provide services in a given location. Licensing and franchise rights in the telecommunications sector are limited, which may provide an advantage to certain participants. Limited availability of such rights, high barriers to market entry and regulatory oversight, among other factors, have led to consolidation of companies within the sector, which could lead to further regulation or other negative effects in the future.
Threshold/Underinvestment Risk. If certain aggregate and/or fund-level ownership thresholds are reached through transactions undertaken by BFA, its affiliates or the Fund, or as a result of third-party transactions or actions by an issuer or regulator, the ability of BFA and its affiliates on behalf of clients (including the Fund) to purchase or dispose of investments, exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. The capacity of the Fund to invest in certain securities or other assets may be affected by the relevant threshold limits, and such limitations may have adverse effects on the liquidity and performance of the Fund’s portfolio holdings. To the extent a Fund tracks an index, such limits may increase the risk of the Fund being underinvested in an asset relative to its Underlying Index and increase the risk of tracking error.
For example, ownership limits may apply to securities whose issuers operate in certain regulated industries or in certain international markets. Such limits also may apply where the investing entity (such as the Fund) is subject to corporate or regulatory ownership restrictions or invests in certain futures or other derivative transactions. In certain circumstances, aggregate and/or fund-level amounts invested or voted by BFA and its affiliates for their proprietary accounts and for client accounts (including the Fund) may not exceed the relevant limits without the grant of a license or other
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regulatory or corporate consent. In other cases, exceeding such thresholds may cause BFA and its affiliates, the Fund or other client accounts to suffer disadvantages or business restrictions.
Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The Fund discloses its portfolio holdings daily at www.iShares.com. Fund fact sheets providing information regarding the Fund's top holdings are posted on www.iShares.com when available and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Fund. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, and litigation expenses and any extraordinary expenses (as determined by a majority of the Trustees who are not “interested persons” of the Trust). Operating expenses paid by BFA under the Investment Advisory Agreement exclude acquired fund fees and expenses, if any.
For its investment advisory services to the Fund, BFA is paid a management fee from the Fund calculated based on the aggregate average daily net assets of the following iShares funds: iShares 1-5 Year Investment Grade Corporate Bond ETF, iShares 5-10 Year Investment Grade Corporate Bond ETF, iShares 10+ Year Investment Grade Corporate Bond ETF, iShares Biotechnology ETF, iShares Cohen & Steers REIT ETF, iShares iBoxx $ Investment Grade Corporate Bond ETF, iShares MBS ETF, iShares Russell 1000 Growth ETF, iShares Russell 1000 Value ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap Value ETF, iShares S&P Mid-Cap 400 Growth ETF and iShares TIPS Bond ETF.
The management fee for the Fund equals the ratio of the Fund’s net assets over the aggregate net assets of the above iShares funds multiplied by the amount calculated as follows: 0.1500% per annum of the aggregate net assets less than or equal to $121 billion, plus 0.1425% per annum of the aggregate net assets over $121 billion, up to and including $181 billion, plus 0.1354% per annum of the aggregate net assets over $181 billion, up to and including $231 billion, plus 0.1287% per annum of the
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aggregate net assets over $231 billion, up to and including $281 billion, plus 0.1222% per annum of the aggregate net assets in excess of $281 billion. For the fiscal year ended February 29, 2024, BFA was paid a management fee from the Fund, as a percentage of the Fund’s average daily net assets, at the annual rate of 0.14%. BFA may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”). As of March 31, 2024, BFA and its affiliates provided investment advisory services for assets of approximately $10.5 trillion. BFA and its affiliates trade and invest for their own accounts in the actual securities and types of securities in which the Fund may also invest, which may affect the price of such securities.
A discussion regarding the basis for the approval by the Trust's Board of Trustees (the “Board”) of the Investment Advisory Agreement with BFA is available in the Fund's Semi-Annual Report for the period ended August 31.
Portfolio Managers. James Mauro and Karen Uyehara are primarily responsible for the day-to-day management of the Fund. The Portfolio Managers are responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their respective portfolio management teams to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of their respective portfolio management teams who have more limited responsibilities.
James Mauro has been employed by BFA or its affiliates as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since 2011.
Karen Uyehara has been employed by BFA or its affiliates as a senior portfolio manager since 2010. Prior to that, Ms. Uyehara was a portfolio manager at Western Asset Management Company (WAMCO). Ms. Uyehara has been a Portfolio Manager of the Fund since 2021.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company is the administrator, custodian and transfer agent for the Fund. JPMorgan Chase Bank, N.A. serves as custodian for the Fund in connection with certain securities lending activities.
Conflicts of Interest. The investment activities of BFA and its affiliates (including BlackRock and its subsidiaries (collectively, the “Affiliates”)), and their respective directors, officers or employees, in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and its Affiliates provide investment management services to other funds and discretionary managed accounts that may
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follow investment programs similar to that of the Fund. BFA and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more Affiliates act, or may act, as an investor, research provider, investment manager, commodity pool operator, commodity trading advisor, financier, underwriter, adviser, trader, lender, index provider, agent and/or principal, and have other direct and indirect interests in securities, currencies, commodities, derivatives and other instruments in which the Fund may directly or indirectly invest. The Fund may invest in securities of, or engage in other transactions with, companies with which an Affiliate has significant debt or equity investments or other interests. The Fund may also invest in issuances (such as structured notes) by entities for which an Affiliate provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. The Fund also may invest in securities of, or engage in other transactions with, companies for which an Affiliate provides or may in the future provide research coverage. An Affiliate may have business relationships with, and purchase or distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund. This may include transactions in securities issued by other open-end and closed-end investment companies (which may include investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”)). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate having positions in certain securities that are senior or junior to, or have interests different from or adverse to, the securities that are owned by the Fund.
Neither BlackRock nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. The results of the Fund's investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by BlackRock or an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
In addition, the Fund may, from time to time, enter into transactions in which BFA or an Affiliate or its or their directors, officers, employees or clients have an adverse interest. Furthermore, transactions undertaken by clients advised or managed by BFA or its Affiliates may adversely impact the Fund. Transactions by one or more clients or by BFA or its Affiliates or their directors, officers or employees may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
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The Fund's activities may be limited because of regulatory restrictions applicable to BFA or one or more Affiliates and/or their internal policies designed to comply with such restrictions.
Under a securities lending program approved by the Board, the Fund has retained BTC, an Affiliate of BFA, to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the securities lending agent will receive a fee from the Fund based on the returns earned on the Fund’s lending activities, including investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
Under an ETF Services Agreement, the Fund has retained BlackRock Investments, LLC (the “Distributor” or “BRIL”), an Affiliate of BFA, to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units of the Fund (“ETF Services”). BRIL will retain a portion of the standard transaction fee received from Authorized Participants on each creation or redemption order from the Authorized Participant for the ETF Services provided. BlackRock collaborated with, and received payment from, Citibank, N.A. (“Citibank”) on the design and development of the ETF Services platform. Citibank may have, or from time to time may develop, additional relationships with BlackRock or funds managed by BFA and its affiliates.
It is also possible that, from time to time, BlackRock and/or its advisory clients (including other funds and separately managed accounts) may, subject to compliance with applicable law, purchase and hold shares of the Fund. The price, availability, liquidity, and (in some cases) expense ratio of the Fund may be impacted by purchases and sales of the Fund by BlackRock and/or its advisory clients.
The activities of BFA and its Affiliates and their respective directors, officers or employees may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Trust does not impose any minimum investment
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for shares of the Fund purchased on an exchange or otherwise in the secondary market. The Fund's shares trade under the ticker symbol “LQD.”
Buying or selling Fund shares on an exchange or other secondary market involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you may incur a brokerage commission and other charges. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The Fund's spread may also be impacted by the liquidity or illiquidity of the underlying securities held by the Fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities.
The Fund does not impose restrictions on the frequency of purchases and redemptions of Fund shares directly with the Fund. The Board determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of Fund shares because the Fund generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. However, the Fund has taken certain measures (e.g., imposing transaction fees on purchases and redemptions of Creation Units and reserving the right to reject purchases of Creation Units under certain circumstances) to minimize the potential consequences of frequent cash purchases and redemptions by Authorized Participants, such as increased tracking error, disruption of portfolio management, dilution to the Fund, and/or increased transaction costs. Further, the vast majority of trading in Fund shares occurs on the secondary market, which does not involve the Fund directly, and such trading is unlikely to cause many of the harmful effects of frequent cash purchases or redemptions of Fund shares.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.
Section 12(d)(1) of the 1940 Act generally restricts investments by investment companies, including foreign and unregistered investment companies, in the securities of other investment companies. For example, a registered investment company (the “Acquired Fund”), such as the Fund, may not knowingly sell or otherwise dispose of any security issued by the Acquired Fund to any investment company (the “Acquiring Fund”) or any company or companies controlled by the Acquiring Fund if, immediately after such sale or disposition: (i) more than 3% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and any company or companies controlled by the Acquiring Fund, or (ii) more than 10% of the total outstanding voting
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stock of the Acquired Fund is owned by the Acquiring Fund and other investment companies and companies controlled by them. However, registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) in reliance on Rule 12d1-4 under the 1940 Act, the registered investment company must, among other things, enter into an agreement with the Trust. Foreign investment companies are permitted to invest in the Fund only up to the limits set forth in Section 12(d)(1), subject to any applicable SEC no-action relief.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of, and holds legal title to, all outstanding shares of the Fund.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as the supply of and demand for ETF shares and underlying securities held by the Fund, economic conditions and other factors.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the close of regular trading hours of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund is determined pursuant to BFA’s valuation policies and procedures. BFA has been designated by the Board as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act.
The Fund values fixed-income portfolio securities using last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Fund's approved independent third-party pricing services, each in accordance with BFA's valuation policies and procedures. Pricing services may use
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matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller odd lot sizes. Odd lots often trade at lower prices than institutional round lots. An amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless BFA determines in good faith that such method does not represent fair value.
Generally, trading in non-U.S. securities and money market instruments is substantially completed each day at various times prior to the close of regular trading hours of the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, BFA will fair value the Fund’s investments in accordance with its policies and procedures. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of trading or other reasons, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, when there is a significant event subsequent to the most recent market quotation, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available. A “significant event” is deemed to occur if BFA determines, in its reasonable business judgment prior to or at the time of pricing the Fund’s assets or liabilities, that the event is likely to cause a material change to the last exchange closing price or closing market price of one or more assets held by, or liabilities of, the Fund.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
Dividends and Distributions.
General Policies. Dividends from net investment income, if any, generally are declared and paid at least once a year by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
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Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Note on Tax Information. The following sections summarize some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Certain states and localities may exempt from tax distributions attributable to interest from U.S. federal government obligations. Consult your personal tax advisor about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, in which case your distributions generally will be taxable when withdrawn, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Long-term capital gains are eligible for taxation at a maximum rate of 15% or 20% for non-corporate shareholders, depending on whether their income exceeds certain threshold amounts. Distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married and filing jointly) and of estates and trusts. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
You may lose the ability to use foreign tax credits passed through by the Fund if your Fund shares are loaned out pursuant to a securities lending agreement.
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If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
Dividends, interest and capital gains earned by the Fund with respect to securities issued by non-U.S. issuers may give rise to withholding, capital gains and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the total assets of the Fund at the close of a year consists of non-U.S. stocks or securities (generally, for this purpose, depositary receipts, no matter where traded, of non-U.S. companies are treated as “non-U.S.”), generally the Fund may “pass through” to you certain non-U.S. income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.
For purposes of foreign tax credits for U.S. shareholders of the Fund, foreign capital gains taxes may not produce associated foreign source income, limiting the availability of such credits for U.S. persons.
If you are neither a resident nor a citizen of the U.S. or if you are a non-U.S. entity (other than a pass-through entity to the extent owned by U.S. persons), the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.
Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other
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information concerning their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership, unless certain exceptions apply.
If you are a resident or a citizen of the U.S., by law, backup withholding at a 24% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes When Shares Are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. Each “creator” or authorized participant (an “Authorized Participant”) has entered into an agreement with the Fund's Distributor, an affiliate of BFA. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units.
A creation transaction, which is subject to acceptance by the Distributor and the Fund, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities, assets or other positions (a “creation basket”), and an amount of cash (including any cash representing the value of substituted securities, assets or other positions), if any, which together approximate the holdings of the Fund in exchange for a specified number of Creation Units. Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities, assets or other positions (a “redemption basket”) held by the Fund and an amount of cash (including any portion of such securities for which cash may be substituted). The Fund may, in certain circumstances, offer Creation Units partially or solely for cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. Creation and redemption baskets may differ and the Fund will accept “custom baskets.” More information regarding custom baskets is contained in the Fund's SAI.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
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Only an Authorized Participant may create or redeem Creation Units with the Fund. Authorized Participants may create or redeem Creation Units for their own accounts or for customers, including, without limitation, affiliates of the Fund.
In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined in Rule 144A under the 1933 Act, will not be able to receive restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant that has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder
30

documents, or if you are currently enrolled in householding and wish to change your householding status.
Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 50 Hudson Yards, New York, NY 10001.
BFA or its affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, data provision services, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments or other financial incentives it is eligible to receive. Therefore, such payments or other financial incentives offered or made to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its affiliates.
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Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)

	iShares iBoxx $ Investment Grade Corporate Bond ETF
	Year Ended 02/29/24	Year Ended 02/28/23	Year Ended 02/28/22	Year Ended 02/28/21	Year Ended 02/29/20
Net asset value, beginning of year	$105.81	$124.51	$132.40	$132.27	$115.89
Net investment income(a)	4.42	3.73	2.92	3.55	4.17
Net realized and unrealized gain (loss)(b)	1.88	(18.85)	(7.79)	0.18	16.40
Net increase (decrease) from investment operations	6.30	(15.12)	(4.87)	3.73	20.57
Distributions from net investment income(c)	(4.47)	(3.58)	(3.02)	(3.60)	(4.19)
Net asset value, end of year	$107.64	$105.81	$124.51	$132.40	$132.27
Total Return(d)
Based on net asset value	6.09%	(12.23)%	(3.76)%	2.83%	18.03%
Ratios to Average Net Assets(e)
Total expenses	0.14%	0.14%	0.14%	0.14%	0.14%
Net investment income	4.15%	3.40%	2.21%	2.66%	3.35%
Supplemental Data
Net assets, end of year (000)	$32,917,299	$33,351,880	$35,822,432	$46,207,378	$33,106,758
Portfolio turnover rate(f)	17%	27%	14%	14%	13%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f) Portfolio turnover rate excludes in-kind transactions, if any.
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Index Provider
Markit owns, compiles and publishes the iBoxx bond and iTraxx credit derivative indices, which are used around the world by financial market participants as benchmarks and as the basis for traded products. Markit is a leading provider of independent data, portfolio valuations and over-the-counter derivatives trade processing to the financial markets. Markit is not affiliated with the Trust, BFA, the Distributor, or any of their respective affiliates, and has licensed the Underlying Index in connection with the Fund. “Markit®” and “iBoxx®” are the registered trademarks of Markit Group Limited and Markit Indices Limited, respectively.
Disclaimers
The Fund is not sponsored, endorsed, sold or promoted by Markit. Markit makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund in particular, or the ability of the Underlying Index to track general stock market performance. Markit Indices Limited's only relationship to the Trust and BFA or its affiliates is the licensing of certain trademarks and trade names of Markit and of the Underlying Index which is determined, composed and calculated by Markit without regard to the Trust, BFA or its affiliates or the Fund. Markit has no obligation to take the needs of BFA or its affiliates or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. Markit is not responsible for and has not participated in the determination of the prices and amount of shares of the Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the Fund are to be converted into cash. Markit has no obligation or liability in connection with the administration, marketing or trading of shares of the Fund. Markit does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and Markit shall have no liability for any errors, omissions or interruptions therein.
Markit makes no warranty, express or implied, as to results to be obtained by BFA or its affiliates, owners of shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Markit makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Markit have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the Underlying Index or any data included therein, even if notified of the possibility of such damages.
The past performance of the Underlying Index is not a guide to future performance. BFA and its affiliates do not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA and its affiliates shall have no liability for any errors, omissions or interruptions therein. BFA and its affiliates make no warranty, express or
33

implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA or its affiliates have any liability for any special, punitive, direct, indirect, consequential or any other damages (including lost profits), even if notified of the possibility of such damages.
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Want to know more?
iShares.com  | 1-800-474-2737
Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at www.iShares.com. Copies of the Prospectus, SAI, shareholder reports and other information, as applicable and when available, can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is, or will be, available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual Report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 1 University Square Drive, Princeton, NJ 08540
Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
©2024 BlackRock, Inc. All rights reserved. iSHARES® and BLACKROCK®are registered trademarks of BFA and its affiliates. All other marks are the property of their respective owners.
Investment Company Act File No.: 811-09729
IS-P-LQD-0624

June 28, 2024

2024 Prospectus
iShares Trust
• iShares Intermediate Government/Credit Bond ETF | GVI | CBOE BZX

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Bloomberg® is a trademark of Bloomberg Finance L.P. and its affiliates (collectively, “Bloomberg”). “Bloomberg U.S. Intermediate Government/Credit Bond Index” is a trademark of Bloomberg and its licensors and has been licensed for use for certain purposes by BlackRock Fund Advisors or its affiliates. iShares® and BlackRock® are registered trademarks of BlackRock Fund Advisors and its affiliates.
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iSHARES® INTERMEDIATE GOVERNMENT/CREDIT BOND ETF
Ticker: GVI Stock Exchange: Cboe BZX
Investment Objective
The iShares Intermediate Government/Credit Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated government, government-related and investment-grade U.S. corporate bonds with remaining maturities between one and ten years.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except: (i) the management fees, (ii) interest expenses, (iii) taxes, (iv) expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, (v) distribution fees or expenses, and (vi) litigation expenses and any extraordinary expenses.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)[1]
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[2]	Total Annual Fund Operating Expenses
0.20%	None	0.00%	0.20%

1
Operating expenses paid by BFA under the Investment Advisory Agreement exclude acquired fund fees and expenses, if any.
2
The amount rounded to 0.00%.
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$20	$64	$113	$255
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Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 19% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to track the investment results of the Bloomberg U.S. Intermediate Government/Credit Bond Index (the “Underlying Index”), which measures the performance of U.S. dollar-denominated U.S. Treasury bonds, government-related bonds (i.e., U.S. and non-U.S. agencies, sovereign, supranational and local authority debt) and investment-grade (as determined by Bloomberg Index Services Limited (the “Index Provider” or “Bloomberg”)) U.S. corporate bonds that have a remaining maturity of greater than one year and less than ten years. As of February 29, 2024, there were 6,019 issues in the Underlying Index. As of February 29, 2024, a significant portion of the Underlying Index is represented by U.S. Treasury securities. The components of the Underlying Index are likely to change over time.
The Underlying Index consists of U.S. government, government-related and investment-grade U.S. credit securities that have greater than one year and less than ten years remaining to maturity and have $300 million or more of outstanding face value. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues such as targeted investor notes, state and local government series bonds and coupon issues that have been stripped from bonds. Also excluded from the Underlying Index are structured notes with embedded swaps or other special features, private placements, floating-rate securities and bonds that have been issued in one country's currency but are traded outside of that country in a different monetary and regulatory system (e.g., Eurobonds). The Underlying Index is market capitalization-weighted and the securities in the Underlying Index are updated on the last business day of each month.
BFA uses an indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing
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in a representative sample of securities that collectively has an investment profile similar to that of an applicable underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market value and industry weightings), fundamental characteristics (such as return variability, duration (i.e., a security's price sensitivity to a change in interest rates), maturity or credit ratings and yield) and liquidity measures similar to those of an applicable underlying index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund will invest at least 80% of its assets in the component securities of the Underlying Index, and the Fund will invest at least 90% of its assets in fixed income securities of the types included in the Underlying Index that BFA believes will help the Fund track the Underlying Index. The Fund will invest no more than 10% of its assets in futures, options and swaps contracts that BFA believes will help the Fund track the Underlying Index as well as in fixed income securities other than the types included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. Cash and cash equivalent investments associated with a derivative position will be treated as part of that position for the purposes of calculating the percentage of investments included in the Underlying Index. The Fund seeks to track the investment results of the Underlying Index before fees and expenses of the Fund.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of any collateral received).
The Underlying Index is sponsored by Bloomberg, which is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective. Certain key risks are prioritized below (with others following in alphabetical order), but the relative significance of any risk is difficult to predict and may change over time. You should review each risk factor carefully.
U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other
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characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline.
Interest Rate Risk. Interest rate risk refers to fluctuations in the value of a fixed-income security due to changes in the general level of interest rates. An increase in interest rates generally will cause the value of fixed-income securities to decline. Securities with longer maturities generally are more sensitive to interest rate changes and subject to greater fluctuations in value. Changes in interest rates may have unpredictable effects on fixed-income markets and result in heightened market volatility and lower liquidity for certain instruments, all of which may adversely affect the Fund’s performance. Interest rate changes can be sudden and unpredictable and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for fixed-income securities.
Credit Risk. Debt issuers and other counterparties may be unable or unwilling to make timely interest and/or principal payments when due or otherwise honor their obligations. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also adversely affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on an issuer's or counterparty's financial condition and on the terms of an obligation.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, pandemics or other public health issues, recessions, the prospect or occurrence of a sovereign default or other financial crisis, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.
Index-Related Risk. The Index Provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor BFA can offer assurances that the Index Provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the Index Provider may not identify or correct them promptly or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider and could cause the Index Provider to postpone a scheduled rebalance. This could cause the Underlying Index to vary from its normal or expected composition.
Asset Class Risk. The securities and other assets in the Underlying Index or in the Fund’s portfolio may underperform in comparison to financial markets generally, a particular financial
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market, another index, or other asset classes.
Authorized Participant Concentration Risk. An “Authorized Participant” is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows the Authorized Participant to place orders for the purchase and redemption of creation units (“Creation Units”). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. There are a limited number of institutions that may act as Authorized Participants for the Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in creation or redemption transactions. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for the Fund and no other Authorized Participant places orders, Fund shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund's income, or in securities with greater risks or with other less favorable features.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities or other assets of one or more issuers, countries or other geographic units, markets, industries, project types, or asset classes.
Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund, its adviser, distributor, Index Provider, other service providers, counterparties, or issuers of assets in which the Fund invests may cause disruptions that negatively impact the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. The Fund cannot control the cybersecurity plans and systems of its service providers, counterparties, and other third parties whose activities affect the Fund.
Geographic Risk. A natural disaster could occur in a geographic region in which the Fund invests, which could adversely affect the economy or the business operations of companies in the specific geographic region, causing an adverse impact on the Fund's investments in, or which are exposed to, the affected region.
Income Risk. The Fund's income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds.
Issuer Risk. The performance of the Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value
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of securities or other assets may decline, or perform differently from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.
Management Risk. The Fund is not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets. As the Fund will not fully replicate the Underlying Index and may hold securities or other assets not included in the Underlying Index, it is subject to the risk that the investment strategy of BFA may not produce the intended results. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares (including through a trading halt), losses from trading in secondary markets, periods of high volatility, and disruptions in the process of creating and redeeming Fund shares. Any of these factors, among others, may lead to the Fund’s shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund shares.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Risk of Investing in the U.S. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences (including, as applicable, differences between a security’s price
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at the local market close and the Fund's valuation of a security at the time of calculation of the Fund's NAV), transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
Valuation Risk. The price that the Fund could receive upon the sale (or other disposition) of a security or other asset may differ from the Fund’s valuation of the security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology. The price received by the Fund also may differ from the value used by the Underlying Index. In addition, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when investors are not able to purchase or sell Fund shares. Authorized Participants that create or redeem Fund shares on days when the Fund is holding fair-valued securities or other assets may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the securities or other assets not been fair valued or been valued using a different methodology. The ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
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Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns for 1, 5, and 10 years compare with the Underlying Index. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Calendar Year-by-Year Returns1

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The Fund’s year-to-date return as of March 31, 2024 was -0.18%.
The best calendar quarter return during the periods shown above was 4.46% in the 4th quarter of 2023; the worst was -4.50% in the 1st quarter of 2022.
Updated performance information, including the Fund’s current NAV, may be obtained by visiting our website at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).
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Average Annual Total Returns
(for the periods ended December 31, 2023)
	One Year	Five Years	Ten Years
(Inception Date: 1/5/2007)
Return Before Taxes	5.14%	1.40%	1.53%
Return After Taxes on Distributions[1]	3.95%	0.56%	0.71%
Return After Taxes on Distributions and Sale of Fund Shares[1]	3.02%	0.72%	0.82%
Bloomberg U.S. Intermediate Government/Credit Bond Index (Index returns do not reflect deductions for fees, expenses, or taxes)	5.24%	1.59%	1.72%

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After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.
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Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro and Karen Uyehara (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Ms. Uyehara have been Portfolio Managers of the Fund since 2011 and 2021, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA, in which case, your distributions generally will be taxed when withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on Cboe BZX Exchange, Inc. (“Cboe BZX”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.
ETFs are funds that trade like other publicly traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents an ownership interest in an underlying portfolio of securities and other instruments intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants and only in aggregations of a specified number of shares (“Creation Units”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
An index is a financial calculation, based on a grouping of financial instruments, and is not an investment product, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary for a number of reasons, including transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from the Fund's use of representative sampling or from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index. From time to time, the Index Provider may make changes to the methodology or other adjustments to the Underlying Index. Unless otherwise determined by BFA, any such change or adjustment will be reflected in the calculation of the Underlying Index performance on a going-forward basis after the effective date of such change or adjustment. Therefore, the Underlying Index performance shown for periods prior to the effective date of any such change or adjustment will generally not be recalculated or restated to reflect such change or adjustment.
Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
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An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
The Fund's investment objective and the Underlying Index may be changed without shareholder approval.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments. The order of the below risk factors does not indicate the significance of any particular risk factor. The Fund discloses its portfolio holdings daily at www.iShares.com.
Asset Class Risk. The securities and other assets in the Fund’s portfolio or its Underlying Index may underperform in comparison to other indexes that track, or assets that represent, other countries or geographic units, industries, markets, market segments, or asset classes. Various types of securities, other assets and indexes may experience cycles of outperformance and underperformance in comparison to financial markets generally. This divergence may be due to a number of factors including, among other things, inflation, interest rates, productivity, global demand for local products or resources, and regulation and governmental controls. This may cause the Fund to underperform other investment vehicles that invest in different asset classes.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. There are a limited number of institutions that may act as Authorized Participants for the Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in creation or redemption transactions. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for the Fund and no other Authorized Participant places orders, Fund shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for a Fund that invests in securities issued by non-U.S. issuers or instruments with lower trading volume. Such assets often entail greater settlement and operational complexity and higher capital costs for Authorized Participants, which may limit the number of Authorized Participants that engage with the Fund.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund’s income, or in securities with greater risks or with other less favorable features.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities or other assets of one or more issuers, countries or other geographic
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units, markets, industries, project types, or asset classes. A Fund with investment concentration may be more adversely affected by the underperformance of those assets, may experience greater price volatility and may be more susceptible to adverse economic, market, political or regulatory impacts on those assets compared to a fund that does not concentrate its investments.
Credit Risk. Credit risk is the risk that the issuer or guarantor of a debt instrument or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments when due or otherwise honor its obligations. There are varying degrees of credit risk, depending on an issuer’s or counterparty’s financial condition and on the terms of an obligation, which may be reflected in the issuer’s or counterparty’s credit rating. There is the chance that the Fund’s portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), or that the market’s perception of an issuer’s creditworthiness may worsen, potentially reducing the Fund’s income level or share price.
Cybersecurity Risk. The Fund and entities that interact with the Fund are susceptible to operational, information security and related cybersecurity risks, both directly and through their service providers. These entities include, but are not limited to, the Fund’s adviser, distributor, other service providers (e.g., index and benchmark providers, accountants, custodians, transfer agents and administrators), counterparties, market makers, Authorized Participants, listing exchanges, other financial market operators, and governmental authorities. Cybersecurity risks are also present for issuers of securities or other assets in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such issuers to lose value. Cyber incidents can result from deliberate attacks or unintentional events. They include, but are not limited to, gaining unauthorized access to systems, misappropriating assets or sensitive information, corrupting or destroying data, and causing operational disruption. Geopolitical tensions may increase the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing.
Cybersecurity incidents may cause disruptions and impact business operations and may result in any of the following: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and other legal and compliance expenses. In addition, cyber incidents may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the Fund’s functioning inaccessible, inaccurate or incomplete. The Fund may incur substantial costs in order to resolve or prevent cyber incidents.
The Fund has established business continuity plans in the event of, and risk management systems to prevent, cyber incidents. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, that prevention and remediation efforts will not be successful or
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that cyber incidents will go undetected. Furthermore, the Fund cannot control the cybersecurity plans and systems of its service providers, counterparties, and other third parties whose activities affect the Fund. The Fund and its shareholders could be negatively impacted as a result.
Geographic Risk. Some of the companies in which the Fund invests are located in parts of the world that have historically been prone to natural disasters, such as earthquakes, tornadoes, volcanic eruptions, droughts, floods, hurricanes or tsunamis, and are economically sensitive to environmental events. Any such event may adversely impact the economies of these geographic areas or business operations of companies in these geographic areas, causing an adverse impact on the value of the Fund.
Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds. The Index Provider’s substitution of bonds in the Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index’s stated maturity guidelines.
Index-Related Risk. The Fund seeks to achieve a return that corresponds generally to the price and yield performance, before fees and expenses, of its Underlying Index as published by the Index Provider. There is no assurance that the Index Provider or its agents will construct or calculate the Underlying Index accurately. While the Index Provider describes what the Underlying Index is designed to achieve, neither the Index Provider nor its agents provide any warranty or accept any liability regarding the quality, accuracy or completeness of the Underlying Index or its related data, and they do not guarantee that the Underlying Index will be in line with the Index Provider’s methodology. BFA also does not provide any warranty or guarantee against the Index Provider’s or any agent’s errors.
The Index Provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor BFA can offer assurances that the Index Provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the Index Provider may not identify or correct them promptly or at all, particularly for indexes that are less commonly used as benchmarks. In addition, there may be heightened risks associated with the adequacy and reliability of information about emerging markets constituents, as such markets may have less information available or less regulatory oversight. Errors related to the Underlying Index may negatively or positively impact the Fund and its shareholders. For example, if the Underlying Index contains incorrect constituents, the Fund will have exposure to such constituents and will be underexposed to the Underlying Index’s other constituents. Shareholders should understand that any gains from the Index Provider’s errors will be kept by the Fund and its shareholders and any losses or costs from such errors will be borne by the Fund and its shareholders.
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Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider and could cause the Index Provider to postpone a scheduled rebalance to the Underlying Index. This could cause the Underlying Index to vary from its normal or expected composition. If a scheduled rebalance is postponed, index constituents that would otherwise be removed at the rebalance (due to, for example, changes in market capitalization or issuer credit ratings) may remain, causing the performance and constituents of the Underlying Index to vary from those expected under normal conditions. In addition, to the extent circumstances evolve between periodic index reviews and reconstitutions, the Underlying Index may include constituents that do not align with its objective or selection criteria, and the Fund tracking the Underlying Index may be similarly affected.
In addition to scheduled rebalances, the Index Provider or its agents may carry out ad hoc index rebalances due to reaching certain weighting constraints, unusual market conditions, corporate events, or corrections of errors. The Fund will in turn rebalance its portfolio to attempt to increase the correlation between the portfolio and the Underlying Index. The Fund and its shareholders will directly bear any transaction costs and market exposure from such portfolio rebalancing. Therefore, index-related errors and ad hoc rebalances may increase the Fund’s costs and tracking error.
Interest Rate Risk. Changes in interest rates may have unpredictable effects on fixed-income markets and result in heightened market volatility and lower liquidity for certain instruments, all of which may adversely affect the Fund’s performance. Interest rate changes can be sudden and unpredictable and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for fixed-income securities.
When interest rates rise, the value of fixed-income securities or other instruments sensitive to interest rates typically decreases. A measure that investors commonly use to determine this price sensitivity is called duration. Fixed-income securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. For example, if a bond has a duration of five years and interest rates rise, the price of the bond will likely decline by a greater percentage than for a bond with a one-year duration. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer duration, rising interest rates may cause the value of the Fund’s investments to decline significantly, which would adversely affect the value of the Fund. Changes in prevailing interest rates, particularly sudden and significant changes, may lead to fluctuations in the value of floating rate debt securities, as the rates for those securities typically reset only periodically. In addition, decreases in market-making capacity for fixed-income dealers may lead to lower trading volume, heightened volatility, wider bid-ask spreads and less transparent pricing in certain fixed-income markets.
During periods of very low or negative interest rates, a Fund may be unable to maintain positive returns or pay dividends to shareholders. Under certain market conditions when interest rates are set at low levels and the market prices of portfolio securities
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have increased, a Fund may have a very low or even negative yield, which would cause the Fund to lose money in certain conditions and time periods.
Issuer Risk. The performance of a Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value of securities or other assets may decline, or perform differently from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.
Management Risk. The Fund is not actively managed and invests in securities or other assets included in, or representative of, its Underlying Index, regardless of their investment merits. The Fund may be affected by a general decline in market segments related to its Underlying Index, and BFA generally does not attempt to invest the Fund’s assets in defensive positions under any market conditions, including declining markets. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track its Underlying Index. Because BFA uses a representative sampling indexing strategy, the Fund will not fully replicate its Underlying Index and may hold securities or other assets not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment strategy, whose implementation is subject to a number of constraints, may not produce the intended results. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of its Underlying Index or that the Fund will achieve its investment objective.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a financial instrument or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the particular instrument or asset, or factors that affect one or more issuers, counterparties, exchanges, countries or other geographic units, markets, industries, or asset classes. Local, regional or global events such as war, acts of terrorism, pandemics or other public health issues, recessions, the prospect or occurrence of a sovereign default or other financial crisis, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV. Changes in market and economic conditions generally do not have the same impact on all types of instruments and assets.
Market Trading Risk. The Fund faces numerous market trading risks, any of which may lead to its shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to the NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund shares.
Absence of an Active Primary Market. Although Fund shares are listed for trading on one or more stock exchanges, there can be no assurance that an active primary trading market for Fund shares will develop or be maintained by market makers or Authorized Participants.
Secondary Listing Risks. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary
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listing is maintained. Fund shares also may be available to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for exchange listing or market trading. The Fund’s shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information that is available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to create or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts to NAV than might be experienced at times when the Fund accepts creation and redemption orders. Securities held by the Fund may be traded in markets that close at a different time than an exchange on which Fund shares are traded. Liquidity in those securities may be reduced after the applicable closing time. As a result, during the time when the exchange is open but after the applicable market closing, fixing or settlement time, there may be wider bid/ask spreads on the exchange and a greater premium or discount to NAV.
In stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, and an investor may be unable to sell their Fund shares.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or for other reasons. In times of extraordinary market volatility, Fund shares may be subject to trading halts pursuant to “circuit breaker” rules of a stock exchange or market. If there is a trading halt or unanticipated closure of an exchange or market, an investor may be unable to purchase or sell Fund shares. In addition, if trading in certain securities or financial instruments is restricted, this may disrupt the Fund’s creation/redemption process, affect the price at which Fund shares trade in the secondary market, and result in the Fund being unable to trade certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio or accurately price its portfolio holdings and may incur substantial trading losses.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short. In addition, trading activity in derivative products based on the Fund may lead to increased trading volume and volatility in the secondary market for the shares of the Fund.
Fund Shares May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s portfolio holdings. The trading price of the Fund’s shares fluctuates throughout trading hours based on both market supply of and demand for Fund shares
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and the underlying value of the Fund’s portfolio holdings or NAV. As a result, the trading prices of the Fund’s shares may deviate significantly from NAV during times of market volatility, significant redemption requests, or other unusual market conditions
However, because Fund shares can be created and redeemed in Creation Units at NAV, BFA believes that large discounts or premiums to the Fund’s NAV are not likely to be sustained over the long term (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs). While the creation/redemption feature is designed to make it more likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or other market participants, and during periods of significant market volatility, may result in trading prices for shares of the Fund that differ significantly from its NAV. Authorized Participants may be less willing to create or redeem the Fund’s shares if there is a lack of an active market for such shares or the Fund’s underlying investments, which may contribute to the Fund’s shares trading at a premium or discount to NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling Fund shares through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “spread,” which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The spread varies over time for Fund shares based on trading volume and market liquidity. It is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. Increased market volatility also may cause wider spreads. In addition, there may be regulatory and other charges that are incurred as a result of trading activity. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results, and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Risk of Investing in the U.S. Investing in U.S. issuers involves legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. A decrease in imports or exports, changes in trade regulations, inflation, an economic recession, financial system stress, or political turmoil, among other risks, may have an adverse effect on the U.S. economy and the securities listed on U.S. exchanges. The U.S. is also subject to the risk of natural disasters, such as droughts, earthquakes, fires
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and floods. U.S. security risks include acts of terrorism, internal unrest and a deterioration in relations between the U.S. and certain countries. Any of these may adversely affect the U.S. economy, financial markets or issuers.
Governmental agencies project that the U.S. will maintain elevated public debt levels for the foreseeable future. Although elevated debt levels do not necessarily indicate or cause economic problems, the costs of servicing such debt may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. BlackRock Institutional Trust Company, N.A. (“BTC”), which is the securities lending agent for the iShares/BlackRock ETFs, will take into account the tax impact to Fund shareholders of substitute payments for dividends when managing the securities lending program.
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund's valuation of a security at the time of calculation of the Fund's NAV), transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline. U.S. Treasury securities are rated AA+ by S&P Global Ratings. A downgrade of the rating of U.S. Treasury securities may cause the value of the Fund's U.S. Treasury obligations to decline. Because U.S. government debt obligations are often used as a benchmark for other borrowing arrangements, a downgrade could also result in higher interest rates for a range of borrowers, cause disruptions in the
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international bond markets and have a substantial adverse effect on the U.S. and global economy.
A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and lead the government to issue additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that the U.S. government will not be able to make principal or interest payments when they are due. If market participants determine that U.S. sovereign debt levels have become unsustainable, the value of the U.S. dollar could decline, thus increasing inflationary pressures, particularly with respect to services outsourced to non-U.S. providers and imported goods and constrain or prevent the U.S. government from implementing effective countercyclical fiscal policy in economic downturns. Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period that shareholders own shares of the Fund. Notwithstanding that U.S. Treasury obligations are backed by the full faith and credit of the United States, circumstances could arise that could prevent the timely payment of interest or principal, such as reaching the legislative “debt ceiling.” Such non-payment would result in losses to the Fund and substantial negative consequences for the U.S. economy and the global financial system.
Valuation Risk. The price that the Fund could receive upon the sale (or other disposition) of a security or other asset may differ from the Fund’s valuation of the security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology. The price received by the Fund also may differ from the value used by the Underlying Index (if applicable). Because non-U.S. exchanges or markets may be open on days or during time periods when the Fund does not price its shares, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when investors are not able to purchase or sell Fund shares.
In addition, for purposes of calculating the Fund's NAV, the value of assets denominated in non-U.S. currencies (if any) is translated into U.S. dollars at the prevailing market rates. This translation may result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index. Authorized Participants that create or redeem Fund shares on days when the Fund is holding fair-valued securities or other assets may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the securities or other assets not been fair valued or been valued using a different methodology. The ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies. The order of the below risk factors does not indicate the significance of any particular risk factor.
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Close-Out Risk for Qualified Financial Contracts. Regulations adopted by global prudential regulators require counterparties that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent a Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and also prohibit a Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit risk and other risks to a Fund.
Financials Sector Risk. Companies in the financials sector are subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge, the amount of capital and liquid assets they must maintain and, potentially, their size. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by such regulation. Increased risk taking by financial companies may also result in greater overall risk in the U.S. and global financials sector. The impact of changes in capital requirements, or recent or future regulation in various countries, on any individual financial company or on the financials sector as a whole cannot be predicted.
Certain risks may impact the value of investments in the financials sector more severely than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financials sector are exposed directly to the credit risk of their borrowers and counterparties, who may be leveraged to an unknown degree, including through swaps and other derivatives products. Financial services companies may have significant exposure to the same borrowers and counterparties, with the result that a borrower’s or counterparty’s inability to meet its obligations to one company may affect other companies with exposure to the same borrower or counterparty. This interconnectedness of risk may result in significant negative impacts to companies with direct exposure to the defaulting counterparty as well as adverse cascading effects in the markets and the financials sector generally. Companies in the financials sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades, adverse public perception and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. The financials sector is particularly sensitive to fluctuations in interest rates. The financials sector is also a target for cyberattacks. Cybersecurity incidents and technology malfunctions and failures have become increasingly frequent and have caused significant losses to companies in this sector, which may negatively impact the Fund. The extent to which the Fund may invest in a company that engages in securities-related activities or banking is limited by applicable law.
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Illiquid Investments Risk. The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and any security or instrument held by the Fund may be deemed an illiquid investment pursuant to the Fund’s liquidity risk management program. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. An investment may be illiquid due to, among other things, the reduced number and capacity of traditional market participants to make a market in securities or instruments, the lack of an active market for such securities or instruments, capital controls, delays or limits on repatriation of local currency, or insolvency of local governments. To the extent that the Fund invests in securities or instruments with substantial market and/or credit risk, the Fund will tend to have increased exposure to the risks associated with illiquid investments. Illiquid investments may be harder to value, especially in changing markets. Although the Fund primarily seeks to redeem shares of the Fund on an in-kind basis, if the Fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the Fund may be greater than normal. Other market participants may be attempting to liquidate holdings at the same time as the Fund, causing increased supply of the Fund’s underlying investments in the market and contributing to illiquid investments risk and downward pricing pressure. In addition, if the Fund is limited in its ability to sell illiquid investments during periods when shareholders are redeeming their shares, the Fund will need to sell liquid securities to meet redemption requests and illiquid securities will become a larger portion of the Fund’s holdings. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund's NAV.
Large Shareholder and Large-Scale Redemption Risk. Certain shareholders of the Fund, including an Authorized Participant, a third-party investor, the Fund’s adviser, an affiliate of the Fund’s adviser, a market maker, or another entity, may from time to time own or manage a substantial amount of Fund shares or may hold their investment in the Fund for a limited period of time. These shareholders may also pledge or loan Fund shares (to secure financing or otherwise), which may result in the shares becoming concentrated in another party. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment or that the size of the Fund would be maintained. Redemptions of a large number of Fund shares may adversely affect the Fund’s liquidity and net assets. To the extent the Fund permits redemptions in cash, these redemptions may force the Fund to sell portfolio securities
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or other assets when it might not otherwise do so, which may negatively impact the Fund’s NAV, have a material effect on the market price of Fund shares, increase the Fund’s brokerage costs, accelerate the realization of taxable income and/or capital gains, and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such tax year. The Fund also may be required to sell its more liquid investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price.
To the extent these large shareholders transact in Fund shares on the secondary market, such transactions may account for a large percentage of the trading volume for Fund shares and may, therefore, have a material upward or downward effect on the market price of the shares. In addition, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, diluting its investment returns.
Non-U.S. Issuers Risk. The Fund may invest in U.S. dollar-denominated bonds of non-U.S. corporate issuers. Securities issued by non-U.S. issuers have different risks from securities issued by U.S. issuers. These risks include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, uncertainties of transnational litigation, and potential restrictions on the flow of international capital, including the possible seizure or nationalization of the securities issued by non-U.S. issuers held by the Fund. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. Unfavorable political, economic or governmental developments in non-U.S. countries could affect the payment of a security’s principal and interest. Securities issued by non-U.S. issuers may also be less liquid than, and more difficult to value than, securities of U.S. issuers. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer’s local currency against the U.S. dollar.
Reliance on Trading Partners Risk. The economies of many countries or regions in which the Fund invests are highly dependent on trade with certain key trading partners. Reduction in spending on products and services by these key trading partners, institution of tariffs or other trade barriers or a slowdown in the economies of key trading partners may adversely affect the performance of any company in which the Fund invests and have a material adverse effect on the Fund’s performance.
Risk of Investing in Developed Countries. Investment in developed country issuers will subject the Fund to legal, regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries generally tend to rely on services sectors (e.g., the financial services sector) as the primary means of economic growth. A prolonged slowdown in one or more services sectors is likely to
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have a negative impact on economies of certain developed countries, although economies of individual developed countries can be impacted by slowdowns in other sectors. In the past, certain developed countries have been targets of terrorism, and some geographic areas in which the Fund invests have experienced strained international relations due to territorial disputes, historical animosities, defense concerns and other security concerns. These situations may cause uncertainty in the financial markets in these countries or geographic areas and may adversely affect the performance of the issuers to which the Fund has exposure. Heavy regulation of certain markets, including labor and product markets, may have an adverse effect on certain issuers. Such regulations may negatively affect economic growth or cause prolonged periods of recession. Many developed countries are heavily indebted and face rising healthcare and retirement expenses. In addition, price fluctuations of certain commodities and regulations impacting the import of commodities may negatively affect developed country economies.
Threshold/Underinvestment Risk. If certain aggregate and/or fund-level ownership thresholds are reached through transactions undertaken by BFA, its affiliates or the Fund, or as a result of third-party transactions or actions by an issuer or regulator, the ability of BFA and its affiliates on behalf of clients (including the Fund) to purchase or dispose of investments, exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. The capacity of the Fund to invest in certain securities or other assets may be affected by the relevant threshold limits, and such limitations may have adverse effects on the liquidity and performance of the Fund’s portfolio holdings. To the extent a Fund tracks an index, such limits may increase the risk of the Fund being underinvested in an asset relative to its Underlying Index and increase the risk of tracking error.
For example, ownership limits may apply to securities whose issuers operate in certain regulated industries or in certain international markets. Such limits also may apply where the investing entity (such as the Fund) is subject to corporate or regulatory ownership restrictions or invests in certain futures or other derivative transactions. In certain circumstances, aggregate and/or fund-level amounts invested or voted by BFA and its affiliates for their proprietary accounts and for client accounts (including the Fund) may not exceed the relevant limits without the grant of a license or other regulatory or corporate consent. In other cases, exceeding such thresholds may cause BFA and its affiliates, the Fund or other client accounts to suffer disadvantages or business restrictions.
Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The Fund discloses its portfolio holdings daily at www.iShares.com. Fund fact sheets providing information regarding the Fund's top holdings are posted on www.iShares.com when available and may be requested by calling 1-800-iShares (1-800-474-2737).
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Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Fund. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, and litigation expenses and any extraordinary expenses (as determined by a majority of the Trustees who are not “interested persons” of the Trust). Operating expenses paid by BFA under the Investment Advisory Agreement exclude acquired fund fees and expenses, if any.
For the fiscal year ended February 29, 2024, BFA was paid a management fee from the Fund, as a percentage of the Fund’s average daily net assets, at the annual rate of 0.20%.
BFA may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”). As of March 31, 2024, BFA and its affiliates provided investment advisory services for assets of approximately $10.5 trillion. BFA and its affiliates trade and invest for their own accounts in the actual securities and types of securities in which the Fund may also invest, which may affect the price of such securities.
A discussion regarding the basis for the approval by the Trust's Board of Trustees (the “Board”) of the Investment Advisory Agreement with BFA is available in the Fund's Semi-Annual Report for the period ended August 31.
Portfolio Managers. James Mauro and Karen Uyehara are primarily responsible for the day-to-day management of the Fund. The Portfolio Managers are responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their respective portfolio management teams to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of their respective portfolio management teams who have more limited responsibilities.
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James Mauro has been employed by BFA or its affiliates as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since 2011.
Karen Uyehara has been employed by BFA or its affiliates as a senior portfolio manager since 2010. Prior to that, Ms. Uyehara was a portfolio manager at Western Asset Management Company (WAMCO). Ms. Uyehara has been a Portfolio Manager of the Fund since 2021.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company is the administrator, custodian and transfer agent for the Fund. JPMorgan Chase Bank, N.A. serves as custodian for the Fund in connection with certain securities lending activities.
Conflicts of Interest. The investment activities of BFA and its affiliates (including BlackRock and its subsidiaries (collectively, the “Affiliates”)), and their respective directors, officers or employees, in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and its Affiliates provide investment management services to other funds and discretionary managed accounts that may follow investment programs similar to that of the Fund. BFA and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more Affiliates act, or may act, as an investor, research provider, investment manager, commodity pool operator, commodity trading advisor, financier, underwriter, adviser, trader, lender, index provider, agent and/or principal, and have other direct and indirect interests in securities, currencies, commodities, derivatives and other instruments in which the Fund may directly or indirectly invest. The Fund may invest in securities of, or engage in other transactions with, companies with which an Affiliate has significant debt or equity investments or other interests. The Fund may also invest in issuances (such as structured notes) by entities for which an Affiliate provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. The Fund also may invest in securities of, or engage in other transactions with, companies for which an Affiliate provides or may in the future provide research coverage. An Affiliate may have business relationships with, and purchase or distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund. This may include transactions in securities issued by other open-end and closed-end investment companies (which may include investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment
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Company Act of 1940, as amended (the “1940 Act”)). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate having positions in certain securities that are senior or junior to, or have interests different from or adverse to, the securities that are owned by the Fund.
Neither BlackRock nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. The results of the Fund's investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by BlackRock or an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
In addition, the Fund may, from time to time, enter into transactions in which BFA or an Affiliate or its or their directors, officers, employees or clients have an adverse interest. Furthermore, transactions undertaken by clients advised or managed by BFA or its Affiliates may adversely impact the Fund. Transactions by one or more clients or by BFA or its Affiliates or their directors, officers or employees may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to BFA or one or more Affiliates and/or their internal policies designed to comply with such restrictions.
Under a securities lending program approved by the Board, the Fund has retained BTC, an Affiliate of BFA, to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the securities lending agent will receive a fee from the Fund based on the returns earned on the Fund’s lending activities, including investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
Under an ETF Services Agreement, the Fund has retained BlackRock Investments, LLC (the “Distributor” or “BRIL”), an Affiliate of BFA, to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units of the Fund (“ETF Services”). BRIL will retain a portion of the standard transaction fee received from Authorized Participants on each creation or redemption order from the Authorized Participant for the ETF Services provided. BlackRock collaborated with, and received payment from, Citibank, N.A. (“Citibank”) on the design and development of the ETF Services platform. Citibank may have, or from time to time may develop, additional relationships with BlackRock or funds managed by BFA and its affiliates.
It is also possible that, from time to time, BlackRock and/or its advisory clients (including other funds and separately managed accounts) may, subject to compliance with applicable law, purchase and hold shares of the Fund. The price, availability,
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liquidity, and (in some cases) expense ratio of the Fund may be impacted by purchases and sales of the Fund by BlackRock and/or its advisory clients.
The activities of BFA and its Affiliates and their respective directors, officers or employees may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange or otherwise in the secondary market. The Fund's shares trade under the ticker symbol “GVI.”
Buying or selling Fund shares on an exchange or other secondary market involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you may incur a brokerage commission and other charges. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The Fund's spread may also be impacted by the liquidity or illiquidity of the underlying securities held by the Fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities.
The Fund does not impose restrictions on the frequency of purchases and redemptions of Fund shares directly with the Fund. The Board determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of Fund shares because the Fund generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. However, the Fund has taken certain measures (e.g., imposing transaction fees on purchases and redemptions of Creation Units and reserving the right to reject purchases of Creation Units under certain circumstances) to minimize the potential
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consequences of frequent cash purchases and redemptions by Authorized Participants, such as increased tracking error, disruption of portfolio management, dilution to the Fund, and/or increased transaction costs. Further, the vast majority of trading in Fund shares occurs on the secondary market, which does not involve the Fund directly, and such trading is unlikely to cause many of the harmful effects of frequent cash purchases or redemptions of Fund shares.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is Cboe BZX.
Section 12(d)(1) of the 1940 Act generally restricts investments by investment companies, including foreign and unregistered investment companies, in the securities of other investment companies. For example, a registered investment company (the “Acquired Fund”), such as the Fund, may not knowingly sell or otherwise dispose of any security issued by the Acquired Fund to any investment company (the “Acquiring Fund”) or any company or companies controlled by the Acquiring Fund if, immediately after such sale or disposition: (i) more than 3% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and any company or companies controlled by the Acquiring Fund, or (ii) more than 10% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and other investment companies and companies controlled by them. However, registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) in reliance on Rule 12d1-4 under the 1940 Act, the registered investment company must, among other things, enter into an agreement with the Trust. Foreign investment companies are permitted to invest in the Fund only up to the limits set forth in Section 12(d)(1), subject to any applicable SEC no-action relief.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of, and holds legal title to, all outstanding shares of the Fund.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as
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the supply of and demand for ETF shares and underlying securities held by the Fund, economic conditions and other factors.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the close of regular trading hours of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund is determined pursuant to BFA’s valuation policies and procedures. BFA has been designated by the Board as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act.
The Fund values fixed-income portfolio securities using last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Fund's approved independent third-party pricing services, each in accordance with BFA's valuation policies and procedures. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller odd lot sizes. Odd lots often trade at lower prices than institutional round lots. An amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless BFA determines in good faith that such method does not represent fair value.
Generally, trading in non-U.S. securities and money market instruments is substantially completed each day at various times prior to the close of regular trading hours of the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, BFA will fair value the Fund’s investments in accordance with its policies and procedures. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of trading or other reasons, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, when there is a significant event subsequent to the most recent market quotation, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available. A “significant event” is deemed to occur if BFA determines, in its reasonable business judgment prior to or at the time of pricing the Fund’s assets or liabilities, that the event is likely to cause a material change to the last exchange closing price or closing market price of one or more assets held by, or liabilities of, the Fund.
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Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
Dividends and Distributions.
General Policies. Dividends from net investment income, if any, generally are declared and paid at least once a year by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Note on Tax Information. The following sections summarize some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Certain states and localities may exempt from tax distributions attributable to interest from U.S. federal government obligations. Consult your personal tax advisor about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
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Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, in which case your distributions generally will be taxable when withdrawn, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Long-term capital gains are eligible for taxation at a maximum rate of 15% or 20% for non-corporate shareholders, depending on whether their income exceeds certain threshold amounts. Distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married and filing jointly) and of estates and trusts. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
You may lose the ability to use foreign tax credits passed through by the Fund if your Fund shares are loaned out pursuant to a securities lending agreement.
If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
Dividends, interest and capital gains earned by the Fund with respect to securities issued by non-U.S. issuers may give rise to withholding, capital gains and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the total assets of the Fund at the close of a year consists of non-U.S. stocks or securities (generally, for this purpose, depositary receipts, no matter where traded, of non-U.S. companies are treated as “non-U.S.”), generally the Fund may “pass through” to you certain non-U.S. income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.
For purposes of foreign tax credits for U.S. shareholders of the Fund, foreign capital gains taxes may not produce associated foreign source income, limiting the availability of such credits for U.S. persons.
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If you are neither a resident nor a citizen of the U.S. or if you are a non-U.S. entity (other than a pass-through entity to the extent owned by U.S. persons), the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.
Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information concerning their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership, unless certain exceptions apply.
If you are a resident or a citizen of the U.S., by law, backup withholding at a 24% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes When Shares Are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. Each “creator” or authorized participant (an “Authorized Participant”) has entered into an agreement with the Fund's Distributor, an affiliate of BFA. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units.
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A creation transaction, which is subject to acceptance by the Distributor and the Fund, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities, assets or other positions (a “creation basket”), and an amount of cash (including any cash representing the value of substituted securities, assets or other positions), if any, which together approximate the holdings of the Fund in exchange for a specified number of Creation Units. Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities, assets or other positions (a “redemption basket”) held by the Fund and an amount of cash (including any portion of such securities for which cash may be substituted). The Fund may, in certain circumstances, offer Creation Units partially or solely for cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. Creation and redemption baskets may differ and the Fund will accept “custom baskets.” More information regarding custom baskets is contained in the Fund's SAI.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
Only an Authorized Participant may create or redeem Creation Units with the Fund. Authorized Participants may create or redeem Creation Units for their own accounts or for customers, including, without limitation, affiliates of the Fund.
In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined in Rule 144A under the 1933 Act, will not be able to receive restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant that has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and
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thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
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Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 50 Hudson Yards, New York, NY 10001.
BFA or its affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, data provision services, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments or other financial incentives it is eligible to receive. Therefore, such payments or other financial incentives offered or made to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its affiliates.
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Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)

	iShares Intermediate Government/Credit Bond ETF
	Year Ended 02/29/24	Year Ended 02/28/23	Year Ended 02/28/22	Year Ended 02/28/21	Year Ended 02/29/20
Net asset value, beginning of year	$102.32	$111.36	$116.01	$115.67	$108.94
Net investment income(a)	3.07	2.08	1.63	2.04	2.57
Net realized and unrealized gain (loss)(b)	1.16	(9.12)	(4.64)	0.41	6.73
Net increase (decrease) from investment operations	4.23	(7.04)	(3.01)	2.45	9.30
Distributions from net investment income(c)	(2.96)	(2.00)	(1.64)	(2.11)	(2.57)
Net asset value, end of year	$103.59	$102.32	$111.36	$116.01	$115.67
Total Return(d)
Based on net asset value	4.20%	(6.36)%	(2.61)%	2.11%	8.63%
Ratios to Average Net Assets(e)
Total expenses	0.20%	0.20%	0.20%	0.20%	0.20%
Net investment income	2.98%	1.99%	1.42%	1.75%	2.29%
Supplemental Data
Net assets, end of year (000)	$3,164,777	$2,460,818	$2,566,956	$2,314,399	$2,186,171
Portfolio turnover rate(f)	19%	22%	30%	26%	19%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f) Portfolio turnover rate excludes in-kind transactions, if any.
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Index Provider
The Underlying Index is maintained by Bloomberg. Bloomberg is not affiliated with the Trust, BFA, the Distributor or any of their respective affiliates.
BFA or its affiliates have entered into a license agreement with the Index Provider to use the Underlying Index. BFA, or its affiliates, sublicenses rights in the Underlying Index to the Trust at no charge.
Disclaimers
“Bloomberg®” and the Underlying Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”), and have been licensed for use for certain purposes by BFA.
The Fund is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly. The only relationship of Bloomberg to BFA is the licensing of certain trademarks, trade names and service marks and of the Underlying Index, which is determined, composed and calculated by BISL without regard to BFA or the Fund. Bloomberg has no obligation to take the needs of BFA or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to the Fund’s customers, in connection with the administration, marketing or trading of the Fund.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY BFA, OWNERS OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE FUND OR UNDERLYING INDEX OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING
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FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
The past performance of the Underlying Index is not a guide to future performance. BFA and its affiliates do not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA and its affiliates shall have no liability for any errors, omissions or interruptions therein. BFA and its affiliates make no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA or its affiliates have any liability for any special, punitive, direct, indirect, consequential or any other damages (including lost profits), even if notified of the possibility of such damages.
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Want to know more?
iShares.com  | 1-800-474-2737
Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at www.iShares.com. Copies of the Prospectus, SAI, shareholder reports and other information, as applicable and when available, can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is, or will be, available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual Report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 1 University Square Drive, Princeton, NJ 08540
Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
©2024 BlackRock, Inc. All rights reserved. iSHARES® and BLACKROCK®are registered trademarks of BFA and its affiliates. All other marks are the property of their respective owners.
Investment Company Act File No.: 811-09729
IS-P-GVI-0624

June 28, 2024

2024 Prospectus
iShares Trust
• iShares Investment Grade Systematic Bond ETF | IGEB | CBOE BZX

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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iSHARES®INVESTMENT GRADE SYSTEMATIC BOND ETF
Ticker: IGEB Stock Exchange: Cboe BZX
Investment Objective
The iShares Investment Grade Systematic Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except: (i) the management fees, (ii) interest expenses, (iii) taxes, (iv) expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, (v) distribution fees or expenses, and (vi) litigation expenses and any extraordinary expenses.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)[1]
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[2]	Total Annual Fund Operating Expenses
0.18%	None	0.00%	0.18%

1
Operating expenses paid by BFA under the Investment Advisory Agreement exclude acquired fund fees and expenses, if any.
2
The amount rounded to 0.00%.
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$18	$58	$101	$230
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Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 76% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to track the investment results of the BlackRock Investment Grade Systematic Bond Index (the “Underlying Index”), which consists of U.S. dollar-denominated, investment-grade (as determined by BlackRock Index Services, LLC (the “Index Provider”)) corporate bonds. Component securities include publicly-issued debt of U.S. corporate issuers and U.S. dollar-denominated, publicly issued debt of non-U.S. corporate issuers. As of February 29, 2024, a significant portion of the Underlying Index is represented by securities of companies in the financials industry or sector. The components of the Underlying Index are likely to change over time.
The securities in the Underlying Index must have $500 million or more current face amount outstanding, and have at least one year to final maturity, regardless of optionality, at time of rebalance. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and have a fixed-rate, although they can carry a coupon that steps-up (i.e., changes according to a predetermined schedule). Fixed-to-Float bonds are eligible, provided that there is a minimum of 12 months until the transition date to the floating rate period. Component securities must be rated investment-grade, which is Baa3 or higher by Moody’s Investors Service, Inc. (“Moody's”) or BBB- or higher by Standard & Poor's® Global Ratings, a subsidiary of S&P Global (“S&P Global Ratings”) or Fitch Ratings, Inc. (“Fitch”). Eligibility for the Underlying Index is determined by the middle of the three available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used to determine eligibility for the Underlying Index.
The Underlying Index determines constituent weights based on a proprietary methodology which first aims to systematically screen out certain bonds with the highest probability of default (a measure of credit quality) and then optimizes to improve risk-adjusted returns by weighting more heavily to bonds with attractive default-adjusted spreads (a measure of value) while mitigating portfolio risks and limiting turnover. This methodology, unlike the methodologies used by traditional market-value-weighted bond indexes, selects a portion of the component bonds from the broader universe of investment-grade bonds based on application of analytics measuring the probability of default. The resulting grouping of bonds is referred to as “enhanced,” by comparison to other groupings of investment-grade bonds, because the Underlying Index seeks to provide superior risk-adjusted and total returns
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over longer periods of time than a comparable market-value-weighted index. Key investment characteristics such as duration are constrained to be within a specified range of a broader market-value-weighted investment-grade bond universe. The Underlying Index is rebalanced on the last business day of each month to reflect changes in eligibility, credit quality and valuation. Investment-grade bonds included in the Underlying Index, like all investment-grade debt, continue to be subject to a number of risks, including the risk of an issuer default and volatility of the market value of the bonds.
BFA uses an indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of an applicable underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market value and industry weightings), fundamental characteristics (such as return variability, duration (i.e., a security's price sensitivity to a change in interest rates), maturity or credit ratings and yield) and liquidity measures similar to those of an applicable underlying index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund will invest at least 80% of its assets in the component securities of the Underlying Index, and the Fund will invest at least 90% of its assets in fixed income securities of the types included in the Underlying Index that BFA believes will help the Fund track the Underlying Index. The Fund will invest no more than 10% of its assets in futures, options and swaps contracts that BFA believes will help the Fund track the Underlying Index as well as in fixed income securities other than the types included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. Cash and cash equivalent investments associated with a derivative position will be treated as part of that position for the purposes of calculating the percentage of investments included in the Underlying Index. The Fund seeks to track the investment results of the Underlying Index before fees and expenses of the Fund.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of any collateral received).
The Underlying Index is sponsored by the Index Provider, an affiliated person of the Fund and of BFA, the Fund's investment adviser. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes
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information regarding the market value of the Underlying Index.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective. Certain key risks are prioritized below (with others following in alphabetical order), but the relative significance of any risk is difficult to predict and may change over time. You should review each risk factor carefully.
Interest Rate Risk. Interest rate risk refers to fluctuations in the value of a fixed-income security due to changes in the general level of interest rates. An increase in interest rates generally will cause the value of fixed-income securities to decline. Securities with longer maturities generally are more sensitive to interest rate changes and subject to greater fluctuations in value.
Changes in interest rates may have unpredictable effects on fixed-income markets and result in heightened market volatility and lower liquidity for certain instruments, all of which may adversely affect the Fund’s performance. Interest rate changes can be sudden and unpredictable and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for fixed-income securities.
Credit Risk. Debt issuers and other counterparties may be unable or unwilling to make timely interest and/or principal payments when due or otherwise honor their obligations. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also adversely affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on an issuer's or counterparty's financial condition and on the terms of an obligation.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, pandemics or other public health issues, recessions, the prospect or occurrence of a sovereign default or other financial crisis, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.
Index-Related Risk. The Index Provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based
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on assumptions and estimates. Neither the Fund nor BFA can offer assurances that the Index Provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the Index Provider may not identify or correct them promptly or at all, which may have an adverse impact on the Fund and its shareholders. Because the Index Provider is relatively new to the creation of indexes, these risks may be greater with respect to the Underlying Index than in the case of an index maintained by a long-standing index provider. Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider and could cause the Index Provider to postpone a scheduled rebalance. This could cause the Underlying Index to vary from its normal or expected composition.
Risk of Investing in the U.S. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.
Asset Class Risk. The securities and other assets in the Underlying Index or in the Fund’s portfolio may underperform in comparison to financial markets generally, a particular financial market, another index, or other asset classes.
Authorized Participant Concentration Risk. An “Authorized Participant” is a
member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows the Authorized Participant to place orders for the purchase and redemption of creation units (“Creation Units”). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. There are a limited number of institutions that may act as Authorized Participants for the Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in creation or redemption transactions. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for the Fund and no other Authorized Participant places orders, Fund shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund's income, or in securities with greater risks or with other less favorable features.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities or other assets of one or more issuers, countries or other geographic units, markets, industries, project types, or asset classes.
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Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund, its adviser, distributor, Index Provider, other service providers, counterparties, or issuers of assets in which the Fund invests may cause disruptions that negatively impact the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. The Fund cannot control the cybersecurity plans and systems of its service providers, counterparties, and other third parties whose activities affect the Fund.
Financials Sector Risk. The performance of companies in the financials sector may be adversely impacted by many factors, including, among others, changes in government regulations, economic conditions, and interest rates, credit rating downgrades, adverse public perception, exposure concentration and decreased liquidity in credit markets. The impact of changes in regulation of any individual financial company, or of the financials sector as a whole, cannot be predicted. Cybersecurity incidents and technology malfunctions and failures have become increasingly frequent and have caused significant losses to companies in this sector, which may negatively impact the Fund.
Income Risk. The Fund's income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, or are substituted for other bonds, or because the Fund otherwise needs to purchase additional bonds.
Issuer Risk. The performance of the Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value of securities or other assets may decline, or perform differently from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.
Management Risk. The Fund is not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets. As the Fund will not fully replicate the Underlying Index and may hold securities or other assets not included in the Underlying Index, it is subject to the risk that the investment strategy of BFA may not produce the intended results. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares (including through a trading halt), losses from trading in secondary markets, periods of high volatility, and disruptions in the process of creating and redeeming Fund shares. Any of these factors, among others, may lead to the Fund’s shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund shares.
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Model Risk. Neither the Fund nor BFA can offer assurances that the Underlying Index's allocation model will achieve its intended results or maximize returns or minimize risk, or be appropriate for every investor seeking a particular risk profile.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund's valuation of a security at the time of calculation of the Fund's NAV), transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX EXCHANGE-TRADED FUNDS (“ETFs”).
Valuation Risk. The price that the Fund could receive upon the sale (or other disposition) of a security or other asset may differ from the Fund’s valuation of the security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology. The price received by the Fund also may differ from the value used by the Underlying Index. In addition, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when investors are not able to purchase or sell Fund shares. Authorized Participants that create or redeem Fund shares on days when the Fund is holding fair-valued securities or other assets
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may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the securities or other assets not been fair valued or been valued using a different methodology. The ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns for 1 and 5 years and since inception compare with those of the Underlying Index and of a relevant broad-based securities index. The performance information in the chart and table assumes that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Calendar Year-by-Year Returns1

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The Fund’s year-to-date return as of March 31, 2024 was 0.05%.
The best calendar quarter return during the periods shown above was 11.36% in the 2nd quarter of 2020; the worst was -7.42% in the 1st quarter of 2022.
Updated performance information, including the Fund’s current NAV, may be obtained by visiting our website at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).
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Average Annual Total Returns
(for the periods ended December 31, 2023)
	One Year	Five Years	Since Fund Inception
(Inception Date: 7/11/2017)
Return Before Taxes	9.47%	3.49%	2.60%
Return After Taxes on Distributions[1]	7.36%	1.77%	0.94%
Return After Taxes on Distributions and Sale of Fund Shares[1]	5.54%	2.02%	1.33%
BlackRock Investment Grade Systematic Bond Index[2] (Index returns do not reflect deductions for fees, expenses, or taxes)	9.70%	3.67%	2.76%
Markit iBoxx USD Liquid Investment Grade Index (Index returns do not reflect deductions for fees, expenses, or taxes)	9.46%	2.93%	2.13%

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After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.
2
On January 26, 2024, the name of Underlying Index changed from the BlackRock Investment Grade Enhanced Bond Index to the BlackRock Investment Grade Systematic Bond Index.
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Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro, Scott Radell and Jeff Rosenberg (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Mr. Radell have been Portfolio Managers of the Fund since 2017. Mr. Rosenberg has been a Portfolio Manager of the Fund since 2024.
Purchase and Sale of Fund Shares
The Fund is an ETF. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA, in which case, your distributions generally will be taxed when withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
On January 26, 2024, the name of the Fund changed from the iShares Investment Grade Bond Factor ETF to the iShares Investment Grade Systematic Bond ETF. On January 26, 2024, the name of Underlying Index changed from the BlackRock Investment Grade Enhanced Bond Index to the BlackRock Investment Grade Systematic Bond Index.
BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on Cboe BZX Exchange, Inc. (“Cboe BZX”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.
ETFs are funds that trade like other publicly traded securities. The Fund is designed to track an index, which was created and is sponsored by the Index Provider, an affiliated person of the Fund and of BFA. Similar to shares of an index mutual fund, each share of the Fund represents an ownership interest in an underlying portfolio of securities and other instruments intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants and only in aggregations of a specified number of shares (“Creation Units”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
An index is a financial calculation, based on a grouping of financial instruments, and is not an investment product, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary for a number of reasons, including transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from the Fund's use of representative sampling or from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index. From time to time, the Index Provider may make changes to the methodology or other adjustments to the Underlying Index. Unless otherwise determined by BFA, any such change or adjustment will be reflected in the calculation of the Underlying Index performance on a going-forward basis after the effective date of such change or adjustment. Therefore, the Underlying Index performance shown for periods prior to the effective date of any
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such change or adjustment will generally not be recalculated or restated to reflect such change or adjustment.
Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
The Fund's investment objective and the Underlying Index may be changed without shareholder approval.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments. The order of the below risk factors does not indicate the significance of any particular risk factor. The Fund discloses its portfolio holdings daily at www.iShares.com.
Asset Class Risk. The securities and other assets in the Fund’s portfolio or its Underlying Index may underperform in comparison to other indexes that track, or assets that represent, other countries or geographic units, industries, markets, market segments, or asset classes. Various types of securities, other assets and indexes may experience cycles of outperformance and underperformance in comparison to financial markets generally. This divergence may be due to a number of factors including, among other things, inflation, interest rates, productivity, global demand for local products or resources, and regulation and governmental controls. This may cause the Fund to underperform other investment vehicles that invest in different asset classes.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. There are a limited number of institutions that may act as Authorized Participants for the Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in creation or redemption transactions. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for the Fund and no other Authorized Participant places orders, Fund shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for a Fund that invests in securities issued by non-U.S. issuers or instruments with lower trading volume. Such assets often entail greater settlement and operational complexity and higher capital costs for Authorized Participants, which may limit the number of Authorized Participants that engage with the Fund.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may
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have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund’s income, or in securities with greater risks or with other less favorable features.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities or other assets of one or more issuers, countries or other geographic units, markets, industries, project types, or asset classes. A Fund with investment concentration may be more adversely affected by the underperformance of those assets, may experience greater price volatility and may be more susceptible to adverse economic, market, political or regulatory impacts on those assets compared to a fund that does not concentrate its investments.
Credit Risk. Credit risk is the risk that the issuer or guarantor of a debt instrument or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments when due or otherwise honor its obligations. There are varying degrees of credit risk, depending on an issuer’s or counterparty’s financial condition and on the terms of an obligation, which may be reflected in the issuer’s or counterparty’s credit rating. There is the chance that the Fund’s portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), or that the market’s perception of an issuer’s creditworthiness may worsen, potentially reducing the Fund’s income level or share price.
Cybersecurity Risk. The Fund and entities that interact with the Fund are susceptible to operational, information security and related cybersecurity risks, both directly and through their service providers. These entities include, but are not limited to, the Fund’s adviser, distributor, other service providers (e.g., index and benchmark providers, accountants, custodians, transfer agents and administrators), counterparties, market makers, Authorized Participants, listing exchanges, other financial market operators, and governmental authorities. Cybersecurity risks are also present for issuers of securities or other assets in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such issuers to lose value. Cyber incidents can result from deliberate attacks or unintentional events. They include, but are not limited to, gaining unauthorized access to systems, misappropriating assets or sensitive information, corrupting or destroying data, and causing operational disruption. Geopolitical tensions may increase the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing.
Cybersecurity incidents may cause disruptions and impact business operations and may result in any of the following: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and other legal and compliance expenses. In addition, cyber incidents may render records of Fund assets and
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transactions, shareholder ownership of Fund shares, and other data integral to the Fund’s functioning inaccessible, inaccurate or incomplete. The Fund may incur substantial costs in order to resolve or prevent cyber incidents.
The Fund has established business continuity plans in the event of, and risk management systems to prevent, cyber incidents. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, that prevention and remediation efforts will not be successful or that cyber incidents will go undetected. Furthermore, the Fund cannot control the cybersecurity plans and systems of its service providers, counterparties, and other third parties whose activities affect the Fund. The Fund and its shareholders could be negatively impacted as a result.
Financials Sector Risk. Companies in the financials sector are subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge, the amount of capital and liquid assets they must maintain and, potentially, their size. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by such regulation. Increased risk taking by financial companies may also result in greater overall risk in the U.S. and global financials sector. The impact of changes in capital requirements, or recent or future regulation in various countries, on any individual financial company or on the financials sector as a whole cannot be predicted.
Certain risks may impact the value of investments in the financials sector more severely than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financials sector are exposed directly to the credit risk of their borrowers and counterparties, who may be leveraged to an unknown degree, including through swaps and other derivatives products. Financial services companies may have significant exposure to the same borrowers and counterparties, with the result that a borrower’s or counterparty’s inability to meet its obligations to one company may affect other companies with exposure to the same borrower or counterparty. This interconnectedness of risk may result in significant negative impacts to companies with direct exposure to the defaulting counterparty as well as adverse cascading effects in the markets and the financials sector generally. Companies in the financials sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades, adverse public perception and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. The financials sector is particularly sensitive to fluctuations in interest rates. The financials sector is also a target for cyberattacks. Cybersecurity incidents and technology malfunctions and failures have become increasingly frequent and have caused significant losses to companies in this sector, which may negatively impact the Fund. The extent to which the Fund may invest in a company that engages in securities-related activities or banking is limited by applicable law.
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Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, or are substituted for bonds in the Fund, or because the Fund otherwise needs to purchase additional bonds. The Index Provider’s substitution of bonds in the Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index’s stated maturity guidelines.
Index-Related Risk. The Fund seeks to achieve a return that corresponds generally to the price and yield performance, before fees and expenses, of its Underlying Index as published by the Index Provider. There is no assurance that the Index Provider or its agents will construct or calculate the Underlying Index accurately. While the Index Provider describes what the Underlying Index is designed to achieve, neither the Index Provider nor its agents provide any warranty or accept any liability regarding the quality, accuracy or completeness of the Underlying Index or its related data, and they do not guarantee that the Underlying Index will be in line with the Index Provider’s methodology. BFA also does not provide any warranty or guarantee against the Index Provider’s or any agent’s errors.
The Index Provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor BFA can offer assurances that the Index Provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the Index Provider may not identify or correct them promptly or at all, particularly for indexes that are less commonly used as benchmarks. In addition, there may be heightened risks associated with the adequacy and reliability of information about emerging markets constituents, as such markets may have less information available or less regulatory oversight. Errors related to the Underlying Index may negatively or positively impact the Fund and its shareholders. For example, if the Underlying Index contains incorrect constituents, the Fund will have exposure to such constituents and will be underexposed to the Underlying Index’s other constituents. Shareholders should understand that any gains from the Index Provider’s errors will be kept by the Fund and its shareholders and any losses or costs from such errors will be borne by the Fund and its shareholders.
Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider and could cause the Index Provider to postpone a scheduled rebalance to the Underlying Index. This could cause the Underlying Index to vary from its normal or expected composition. If a scheduled rebalance is postponed, index constituents that would otherwise be removed at the rebalance (due to, for example, changes in market capitalization or issuer credit ratings) may remain, causing the performance and constituents of the Underlying Index to vary from those expected under normal conditions. In addition, to the extent circumstances evolve between periodic index reviews and reconstitutions, the Underlying Index may include constituents that do not
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align with its objective or selection criteria, and the Fund tracking the Underlying Index may be similarly affected.
In addition to scheduled rebalances, the Index Provider or its agents may carry out ad hoc index rebalances due to reaching certain weighting constraints, unusual market conditions, corporate events, or corrections of errors. The Fund will in turn rebalance its portfolio to attempt to increase the correlation between the portfolio and the Underlying Index. The Fund and its shareholders will directly bear any transaction costs and market exposure from such portfolio rebalancing. Therefore, index-related errors and ad hoc rebalances may increase the Fund’s costs and tracking error.
Interest Rate Risk. Changes in interest rates may have unpredictable effects on fixed-income markets and result in heightened market volatility and lower liquidity for certain instruments, all of which may adversely affect the Fund’s performance. Interest rate changes can be sudden and unpredictable and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for fixed-income securities.
When interest rates rise, the value of fixed-income securities or other instruments sensitive to interest rates typically decreases. A measure that investors commonly use to determine this price sensitivity is called duration. Fixed-income securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. For example, if a bond has a duration of five years and interest rates rise, the price of the bond will likely decline by a greater percentage than for a bond with a one-year duration. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer duration, rising interest rates may cause the value of the Fund’s investments to decline significantly, which would adversely affect the value of the Fund. Changes in prevailing interest rates, particularly sudden and significant changes, may lead to fluctuations in the value of floating rate debt securities, as the rates for those securities typically reset only periodically. In addition, decreases in market-making capacity for fixed-income dealers may lead to lower trading volume, heightened volatility, wider bid-ask spreads and less transparent pricing in certain fixed-income markets.
During periods of very low or negative interest rates, a Fund may be unable to maintain positive returns or pay dividends to shareholders. Under certain market conditions when interest rates are set at low levels and the market prices of portfolio securities have increased, a Fund may have a very low or even negative yield, which would cause the Fund to lose money in certain conditions and time periods.
Issuer Risk. The performance of a Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value of securities or other assets may decline, or perform differently from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.
Management Risk. The Fund is not actively managed and invests in securities or other assets included in, or representative of, its Underlying Index, regardless of their investment merits. The Fund may be affected by a general decline in market segments related to its Underlying Index, and BFA generally does not attempt to invest the Fund’s
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assets in defensive positions under any market conditions, including declining markets. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track its Underlying Index. Because BFA uses a representative sampling indexing strategy, the Fund will not fully replicate its Underlying Index and may hold securities or other assets not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment strategy, whose implementation is subject to a number of constraints, may not produce the intended results. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of its Underlying Index or that the Fund will achieve its investment objective.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a financial instrument or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the particular instrument or asset, or factors that affect one or more issuers, counterparties, exchanges, countries or other geographic units, markets, industries, or asset classes. Local, regional or global events such as war, acts of terrorism, pandemics or other public health issues, recessions, the prospect or occurrence of a sovereign default or other financial crisis, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV. Changes in market and economic conditions generally do not have the same impact on all types of instruments and assets.
Market Trading Risk. The Fund faces numerous market trading risks, any of which may lead to its shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to the NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund shares.
Absence of an Active Primary Market. Although Fund shares are listed for trading on one or more stock exchanges, there can be no assurance that an active primary trading market for Fund shares will develop or be maintained by market makers or Authorized Participants.
Secondary Listing Risks. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. Fund shares also may be available to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for exchange listing or market trading. The Fund’s shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information that is available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
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Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to create or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts to NAV than might be experienced at times when the Fund accepts creation and redemption orders. Securities held by the Fund may be traded in markets that close at a different time than an exchange on which Fund shares are traded. Liquidity in those securities may be reduced after the applicable closing time. As a result, during the time when the exchange is open but after the applicable market closing, fixing or settlement time, there may be wider bid/ask spreads on the exchange and a greater premium or discount to NAV.
In stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, and an investor may be unable to sell their Fund shares.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or for other reasons. In times of extraordinary market volatility, Fund shares may be subject to trading halts pursuant to “circuit breaker” rules of a stock exchange or market. If there is a trading halt or unanticipated closure of an exchange or market, an investor may be unable to purchase or sell Fund shares. In addition, if trading in certain securities or financial instruments is restricted, this may disrupt the Fund’s creation/redemption process, affect the price at which Fund shares trade in the secondary market, and result in the Fund being unable to trade certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio or accurately price its portfolio holdings and may incur substantial trading losses.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short. In addition, trading activity in derivative products based on the Fund may lead to increased trading volume and volatility in the secondary market for the shares of the Fund.
Fund Shares May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s portfolio holdings. The trading price of the Fund’s shares fluctuates throughout trading hours based on both market supply of and demand for Fund shares and the underlying value of the Fund’s portfolio holdings or NAV. As a result, the trading prices of the Fund’s shares may deviate significantly from NAV during times of market volatility, significant redemption requests, or other unusual market conditions
However, because Fund shares can be created and redeemed in Creation Units at NAV, BFA believes that large discounts or premiums to the Fund’s NAV are not likely to be sustained over the long term (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs). While the creation/redemption feature is designed to make it more likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In
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addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or other market participants, and during periods of significant market volatility, may result in trading prices for shares of the Fund that differ significantly from its NAV. Authorized Participants may be less willing to create or redeem the Fund’s shares if there is a lack of an active market for such shares or the Fund’s underlying investments, which may contribute to the Fund’s shares trading at a premium or discount to NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling Fund shares through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “spread,” which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The spread varies over time for Fund shares based on trading volume and market liquidity. It is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. Increased market volatility also may cause wider spreads. In addition, there may be regulatory and other charges that are incurred as a result of trading activity. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results, and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.
Model Risk. Neither the Fund nor BFA can offer any assurance that the allocation model used to calculate the Underlying Index will achieve its intended results or maximize returns or minimize risks, nor can the Fund or BFA offer assurance that a particular allocation will be the appropriate allocation in all circumstances for every investor seeking a particular risk profile or time horizon.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Risk of Investing in the U.S. Investing in U.S. issuers involves legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. A decrease in imports or exports, changes in trade regulations, inflation, an economic recession, financial system stress, or political turmoil, among other risks, may have an adverse effect on the U.S. economy and the securities listed on U.S. exchanges. The U.S. is also subject to the risk of natural disasters, such as droughts, earthquakes, fires and floods. U.S. security risks include acts of terrorism, internal unrest and a deterioration in relations between the U.S. and certain countries. Any of these may adversely affect the U.S. economy, financial markets or issuers.
Governmental agencies project that the U.S. will maintain elevated public debt levels for the foreseeable future. Although elevated debt levels do not necessarily indicate or cause economic problems, the costs of servicing such debt may constrain future
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economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. BlackRock Institutional Trust Company, N.A. (“BTC”), which is the securities lending agent for the iShares/BlackRock ETFs, will take into account the tax impact to Fund shareholders of substitute payments for dividends when managing the securities lending program.
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund's valuation of a security at the time of calculation of the Fund's NAV), transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX ETFs.
Valuation Risk. The price that the Fund could receive upon the sale (or other disposition) of a security or other asset may differ from the Fund’s valuation of the security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology. The price received by the Fund also may differ from the value used by the Underlying Index (if applicable). Because non-U.S. exchanges or markets may be open on days or during time periods when the Fund does not price its shares, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when investors are not able to purchase or sell Fund shares.
In addition, for purposes of calculating the Fund's NAV, the value of assets denominated in non-U.S. currencies (if any) is translated into U.S. dollars at the prevailing market rates. This translation may result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the
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performance of the Underlying Index. Authorized Participants that create or redeem Fund shares on days when the Fund is holding fair-valued securities or other assets may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the securities or other assets not been fair valued or been valued using a different methodology. The ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies. The order of the below risk factors does not indicate the significance of any particular risk factor.
Close-Out Risk for Qualified Financial Contracts. Regulations adopted by global prudential regulators require counterparties that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent a Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and also prohibit a Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit risk and other risks to a Fund.
Communication Services Sector Risk. The communication services sector consists of both companies in the telecommunication services industry as well as those in the media and entertainment industry. Examples of companies in the telecommunication services industry group include providers of fiber-optic, fixed-line, cellular and wireless telecommunications networks. Companies in the media and entertainment industry group encompass a variety of services and products including television broadcasting, gaming products, social media, networking platforms, online classifieds, online review websites, and Internet search engines. Companies in the communication services sector may be affected by industry competition, substantial capital requirements, government regulation, and obsolescence of communications products and services due to technological advancement. Fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company's profitability. In addition, while all companies may be susceptible to network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
The communication services sector of a country’s economy is often subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of communications companies. Government actions around the world, specifically in the
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area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. The communications services industry can also be significantly affected by intense competition for market share, including competition with alternative technologies such as wireless communications, product compatibility and standardization, consumer preferences, rapid product obsolescence, research and development of new products, lack of standardization or compatibility with existing technologies, and a dependency on patent and copyright protections. Companies in the communication services sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in developing new products and services using new technology. Technological innovations may make the products and services of certain communications companies obsolete.
Telecommunications providers with exposure to the U.S. are generally required to obtain franchises or licenses in order to provide services in a given location. Licensing and franchise rights in the telecommunications sector are limited, which may provide an advantage to certain participants. Limited availability of such rights, high barriers to market entry and regulatory oversight, among other factors, have led to consolidation of companies within the sector, which could lead to further regulation or other negative effects in the future. Telecommunication providers investing in non-U.S. countries may be subject to similar risks. Additional risks include those related to competitive challenges in the U.S. from non-U.S. competitors engaged in strategic joint ventures with U.S. companies and in non-U.S. markets from both U.S. and non-U.S. competitors.
Companies in the media and entertainment industries can be significantly affected by several factors, including competition, particularly in formulation of products and services using new technologies, cyclicality of revenues and earnings, a potential decrease in the discretionary income of targeted individuals, changing consumer tastes and interests, and the potential increase in government regulation. Companies in the media and entertainment industries may become obsolete quickly. Advertising spending can be an important revenue source for media and entertainment companies. During economic downturns advertising spending typically decreases and, as a result, media and entertainment companies tend to generate less revenue.
Consumer Cyclical Industry Risk. The success of consumer cyclical companies is tied closely to the performance of domestic and international economies, exchange rates, interest rates, competition, consumer confidence, changes in demographics and preferences. Companies in the consumer cyclical industry depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.
Consumer Staples Sector Risk. Companies in the consumer staples sector may be affected by the regulation of various product components and production methods, marketing campaigns and changes in the global economy, consumer spending and consumer demand. Tobacco and tobacco-related companies, in particular, may be adversely affected by new laws, regulations and litigation. Companies in the consumer staples sector may also be adversely affected by changes or trends in commodity
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prices, which may be influenced by unpredictable factors. These companies may be subject to severe competition, which may have an adverse impact on their profitability.
Currency Risk. Because the Fund’s NAV is determined on the basis of the U.S. dollar, investors may lose money if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar or if there are delays or limits on repatriation of foreign currency, even if the foreign currency value of the Fund’s holdings in that market increases. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the Fund’s NAV may change quickly and without warning. In addition, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies.
Energy Sector Risk. The market value of securities issued by companies in the energy sector may decline for the following reasons, among others: changes in and volatility of global energy prices, energy supply and demand, and spending on exploration and production of energy sources; exchange rates, interest rates, economic conditions, and tax treatment; changes in the actual or perceived availability of oil or other resource deposits; the enactment or cessation of trade sanctions or import controls; war or other geopolitical conflicts; negative perception; increased litigation; energy conservation efforts; energy infrastructure developments or service failures; and increased competition and technological advances. Companies in this sector may be subject to substantial government regulation and contractual fixed pricing, which may increase the cost of doing business and limit the earnings of these companies. A significant portion of the revenues of these companies may depend on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of companies in this sector.
Energy companies may also operate in, or engage in transactions involving, countries that have less developed regulatory regimes or a history of expropriation, confiscation of assets, foreign investment restrictions, nationalization or other adverse policies or that are at greater risk of political and social unrest, coups or labor disruptions. Energy companies also face a significant risk of liability from accidents resulting in injury or loss of life or property, pollution or other environmental problems, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, cyber incident, political strife or natural disasters. Any such event could have serious consequences for the general population of the affected area and could have an adverse impact on the Fund’s portfolio and the performance of the Fund. Energy companies may have relatively high levels of debt and may be more likely than other companies to restructure their businesses if there are downturns in energy markets or in the global economy. Energy production companies, especially those for oil and gas, may also have to contend with service disruptions, pipeline and equipment leaks and ruptures, explosions, fires, unscheduled downtime, transportation interruptions, discharges or releases of toxic or hazardous gases and other environmental risks.
The energy sector may experience significant market volatility. For example, Russia’s large-scale invasion of Ukraine on February 24, 2022 led to disruptions and increased volatility in the energy and commodity futures markets due to actual and potential disruptions in the supply and demand for certain commodities, including oil and natural
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gas. The U.S. and other actors have, in response, enacted various sanctions and restrictions on business dealings with Russia, which include restrictions on imports of oil, natural gas and coal. The effect of the current sanctions and restrictions, as well as the extent and duration of the Russian military action, additional sanctions and associated market disruptions on the energy sector, are impossible to predict and depend on a number of factors. The effect of these events or any related developments could be significant and may have a severe adverse effect on the performance of the Fund.
European Economic Risk. The Economic and Monetary Union (the “eurozone”) of the European Union (the “EU”) requires compliance by member states that are members of the eurozone with restrictions on inflation rates, deficits, interest rates and debt levels, as well as fiscal and monetary controls, each of which may significantly affect every country in Europe, including those countries that are not members of the eurozone. Additionally, European countries outside of the eurozone may present economic risks that are independent of the indirect effects that eurozone policies have on them. In particular, the United Kingdom's (the “U.K.”) economy may be affected by global economic, industrial and financial shifts. Changes in imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of eurozone countries), the default or threat of default by an EU member state on its sovereign debt and/or an economic recession in an EU member state may have a significant adverse effect on the economies of other EU member states and their trading partners. The European financial markets have historically experienced volatility and adverse trends due to concerns about economic downturns or government debt levels in several European countries, including, but not limited to, Austria, Belgium, Cyprus, France, Greece, Ireland, Italy, Portugal, Spain and Ukraine. These events have affected and may in the future adversely affect the exchange rate of the euro and may significantly affect European countries.
Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest, may limit future growth and economic recovery or may have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The U.K. left the EU (“Brexit”) on January 31, 2020. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets.
The national politics of countries in Europe have been unpredictable and subject to influence by disruptive political groups and ideologies, including, for example, secessionist movements. The governments of European countries may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe or war in the region could also impact financial markets. The impact of these events is not clear
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but could be significant and far-reaching and could adversely affect the value and liquidity of the Fund's investments.
Russian Invasion of Ukraine. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions, including declines in its stock markets and the value of the ruble against the U.S. dollar, are impossible to predict, but could be significant. Disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, import and export restrictions, tariffs or cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians, may impact Russia's economy, Russian issuers of securities in which the Fund invests, or the economies of Europe as a whole. Actual and threatened responses to Russian military action may also impact the markets for certain Russian commodities, such as oil and natural gas, as well as other sectors of the Russian economy, and are likely to have collateral impacts on such sectors across Europe and globally.
Illiquid Investments Risk. The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and any security or instrument held by the Fund may be deemed an illiquid investment pursuant to the Fund’s liquidity risk management program. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. An investment may be illiquid due to, among other things, the reduced number and capacity of traditional market participants to make a market in securities or instruments, the lack of an active market for such securities or instruments, capital controls, delays or limits on repatriation of local currency, or insolvency of local governments. To the extent that the Fund invests in securities or instruments with substantial market and/or credit risk, the Fund will tend to have increased exposure to the risks associated with illiquid investments. Illiquid investments may be harder to value, especially in changing markets. Although the Fund primarily seeks to redeem shares of the Fund on an in-kind basis, if the Fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the Fund may be greater than normal. Other market participants may be attempting to liquidate holdings at the same time as the Fund, causing increased supply of the Fund’s underlying investments in the market and contributing to illiquid investments risk and downward pricing pressure. In addition, if the Fund is limited in its ability to sell illiquid investments during periods when shareholders are
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redeeming their shares, the Fund will need to sell liquid securities to meet redemption requests and illiquid securities will become a larger portion of the Fund’s holdings. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund's NAV.
Large Shareholder and Large-Scale Redemption Risk. Certain shareholders of the Fund, including an Authorized Participant, a third-party investor, the Fund’s adviser, an affiliate of the Fund’s adviser, a market maker, or another entity, may from time to time own or manage a substantial amount of Fund shares or may hold their investment in the Fund for a limited period of time. These shareholders may also pledge or loan Fund shares (to secure financing or otherwise), which may result in the shares becoming concentrated in another party. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment or that the size of the Fund would be maintained. Redemptions of a large number of Fund shares may adversely affect the Fund’s liquidity and net assets. To the extent the Fund permits redemptions in cash, these redemptions may force the Fund to sell portfolio securities or other assets when it might not otherwise do so, which may negatively impact the Fund’s NAV, have a material effect on the market price of Fund shares, increase the Fund’s brokerage costs, accelerate the realization of taxable income and/or capital gains, and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such tax year. The Fund also may be required to sell its more liquid investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price.
To the extent these large shareholders transact in Fund shares on the secondary market, such transactions may account for a large percentage of the trading volume for Fund shares and may, therefore, have a material upward or downward effect on the market price of the shares. In addition, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, diluting its investment returns.
National Closed Market Trading Risk. To the extent that securities or other assets held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between such asset’s current price and its last quoted price (i.e., the quote from the closed foreign market to the Fund). The impact of a closed foreign market on the Fund is likely to be greater where a large portion of the Fund’s holdings trade on a closed foreign market or when a foreign market is closed for unscheduled reasons. These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other funds.
Non-U.S. Issuers Risk. Securities issued by non-U.S. issuers have different risks from securities issued by U.S. issuers. These risks include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or
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confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, uncertainties of transnational litigation, and potential restrictions on the flow of international capital, including the possible seizure or nationalization of the securities issued by non-U.S. issuers held by the Fund. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. Unfavorable political, economic or governmental developments in non-U.S. countries could affect the payment of a security’s principal and interest. Securities issued by non-U.S. issuers may also be less liquid than, and more difficult to value than, securities of U.S. issuers. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer’s local currency against the U.S. dollar.
Reliance on Trading Partners Risk. The economies of many countries or regions in which the Fund invests are highly dependent on trade with certain key trading partners. Reduction in spending on products and services by these key trading partners, institution of tariffs or other trade barriers or a slowdown in the economies of key trading partners may adversely affect the performance of any company in which the Fund invests and have a material adverse effect on the Fund’s performance.
Risk of Investing in Developed Countries. Investment in developed country issuers will subject the Fund to legal, regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries generally tend to rely on services sectors (e.g., the financial services sector) as the primary means of economic growth. A prolonged slowdown in one or more services sectors is likely to have a negative impact on economies of certain developed countries, although economies of individual developed countries can be impacted by slowdowns in other sectors. In the past, certain developed countries have been targets of terrorism, and some geographic areas in which the Fund invests have experienced strained international relations due to territorial disputes, historical animosities, defense concerns and other security concerns. These situations may cause uncertainty in the financial markets in these countries or geographic areas and may adversely affect the performance of the issuers to which the Fund has exposure. Heavy regulation of certain markets, including labor and product markets, may have an adverse effect on certain issuers. Such regulations may negatively affect economic growth or cause prolonged periods of recession. Many developed countries are heavily indebted and face rising healthcare and retirement expenses. In addition, price fluctuations of certain commodities and regulations impacting the import of commodities may negatively affect developed country economies.
Technology Companies Risk. Technology companies and companies that rely heavily on technological advances may have limited product lines, markets, financial resources and personnel. These companies may face rapid product obsolescence as well as unexpected risks and costs related to new product introduction and technological developments, such as artificial intelligence and machine learning. Technology companies may be adversely affected by disruptions to supply chains and distribution
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networks as well as issues at third-party partners. They are heavily dependent on patent and other intellectual property rights, and the loss or impairment of these rights may adversely affect their profitability. Technology companies may face increased government scrutiny and may be subject to adverse government or legal action. These companies also may be adversely affected by, among other things, actual or perceived security vulnerabilities or other defects in their products and services, which may result in lawsuits, government enforcement actions and other remediation costs.
Threshold/Underinvestment Risk. If certain aggregate and/or fund-level ownership thresholds are reached through transactions undertaken by BFA, its affiliates or the Fund, or as a result of third-party transactions or actions by an issuer or regulator, the ability of BFA and its affiliates on behalf of clients (including the Fund) to purchase or dispose of investments, exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. The capacity of the Fund to invest in certain securities or other assets may be affected by the relevant threshold limits, and such limitations may have adverse effects on the liquidity and performance of the Fund’s portfolio holdings. To the extent a Fund tracks an index, such limits may increase the risk of the Fund being underinvested in an asset relative to its Underlying Index and increase the risk of tracking error.
For example, ownership limits may apply to securities whose issuers operate in certain regulated industries or in certain international markets. Such limits also may apply where the investing entity (such as the Fund) is subject to corporate or regulatory ownership restrictions or invests in certain futures or other derivative transactions. In certain circumstances, aggregate and/or fund-level amounts invested or voted by BFA and its affiliates for their proprietary accounts and for client accounts (including the Fund) may not exceed the relevant limits without the grant of a license or other regulatory or corporate consent. In other cases, exceeding such thresholds may cause BFA and its affiliates, the Fund or other client accounts to suffer disadvantages or business restrictions.
Utilities Sector Risk. Companies in the utilities sector may be adversely affected by changes in exchange rates, domestic and international competition, and governmental limitations on rates charged to consumers. The value of regulated utility debt securities (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates. Deregulation may subject utility companies to greater competition and may adversely affect their profitability. Federal legislation may facilitate the construction of electric transmission lines not only by public utilities but also by independent transmission developers, which could increase competition in the wholesale electricity markets. As deregulation allows utility companies to diversify outside of their original geographic regions and their traditional lines of business, utility companies may engage in riskier ventures. In addition, deregulation may eliminate restrictions on the profits of certain utility companies, but may also subject these companies to greater risk of loss. Companies in the utilities industry may have difficulty obtaining an adequate return on invested capital, raising capital, or financing large construction projects during periods of inflation or unsettled capital markets; face restrictions on operations and increased cost and delays attributable to environmental considerations and regulation; find that existing plants, equipment or
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products have been rendered obsolete by technological innovations; or be subject to increased costs because of the scarcity of certain fuels or the effects of man-made or natural disasters. Existing and future regulations or legislation may make it difficult for utility companies to operate profitably. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. There is no assurance that regulatory authorities will grant rate increases in the future or that such increases will be adequate to permit the payment of coupon payments on bonds issued by such company. Energy conservation and changes in climate policy may also have a significant adverse impact on the revenues and expenses of utility companies.
Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The Fund discloses its portfolio holdings daily at www.iShares.com. Fund fact sheets providing information regarding the Fund's top holdings are posted on www.iShares.com when available and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Fund. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, and litigation expenses and any extraordinary expenses (as determined by a majority of the Trustees who are not “interested persons” of the Trust). Operating expenses paid by BFA under the Investment Advisory Agreement exclude acquired fund fees and expenses, if any.
For the fiscal year ended February 29, 2024, BFA was paid a management fee from the Fund, as a percentage of the Fund's average daily net assets, at the annual rate of 0.18%.
BFA may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.
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BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”). As of March 31, 2024, BFA and its affiliates provided investment advisory services for assets of approximately $10.5 trillion. BFA and its affiliates trade and invest for their own accounts in the actual securities and types of securities in which the Fund may also invest, which may affect the price of such securities.
A discussion regarding the basis for the approval by the Trust's Board of Trustees (the “Board”) of the Investment Advisory Agreement with BFA is available in the Fund's Semi-Annual Report for the period ended August 31.
Portfolio Managers. James Mauro, Scott Radell and Jeff Rosenberg are primarily responsible for the day-to-day management of the Fund. The Portfolio Managers are responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their respective portfolio management teams to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of their respective portfolio management teams who have more limited responsibilities.
James Mauro has been employed by BFA or its affiliates as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since 2017.
Scott Radell has been employed by BFA or its affiliates as a portfolio manager since 2004. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio manager at Barclays Global Fund Advisors in 2004. Mr. Radell has been a Portfolio Manager of the Fund since 2017.
Jeff Rosenberg has been employed by BlackRock as a Managing Director since 2011 and has been a Senior Portfolio Manager in BlackRock Systematic Fixed Income since 2018. Previously, he was Chief Investment Strategist for Fixed Income at BlackRock. Mr. Rosenberg has been a Portfolio Manager of the Fund since 2024.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company is the administrator, custodian and transfer agent for the Fund. JPMorgan Chase Bank, N.A. serves as custodian for the Fund in connection with certain securities lending activities.
Conflicts of Interest. The investment activities of BFA and its affiliates (including BlackRock and its subsidiaries (collectively, the “Affiliates”)), and their respective directors, officers or employees, in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and its Affiliates provide investment management services to other funds and discretionary managed accounts that may follow investment programs similar to that of the Fund. BFA and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their
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interests or the interests of their clients may conflict with those of the Fund. BFA or one or more Affiliates act, or may act, as an investor, research provider, investment manager, commodity pool operator, commodity trading advisor, financier, underwriter, adviser, trader, lender, index provider, agent and/or principal, and have other direct and indirect interests in securities, currencies, commodities, derivatives and other instruments in which the Fund may directly or indirectly invest. The Fund may invest in securities of, or engage in other transactions with, companies with which an Affiliate has significant debt or equity investments or other interests. The Fund may also invest in issuances (such as structured notes) by entities for which an Affiliate provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. The Fund also may invest in securities of, or engage in other transactions with, companies for which an Affiliate provides or may in the future provide research coverage. An Affiliate may have business relationships with, and purchase or distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund. This may include transactions in securities issued by other open-end and closed-end investment companies (which may include investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”)). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate having positions in certain securities that are senior or junior to, or have interests different from or adverse to, the securities that are owned by the Fund.
Neither BlackRock nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. The results of the Fund's investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by BlackRock or an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
In addition, the Fund may, from time to time, enter into transactions in which BFA or an Affiliate or its or their directors, officers, employees or clients have an adverse interest. Furthermore, transactions undertaken by clients advised or managed by BFA or its Affiliates may adversely impact the Fund. Transactions by one or more clients or by BFA or its Affiliates or their directors, officers or employees may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to BFA or one or more Affiliates and/or their internal policies designed to comply with such restrictions.
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Under a securities lending program approved by the Board, the Fund has retained BTC, an Affiliate of BFA, to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the securities lending agent will receive a fee from the Fund based on the returns earned on the Fund’s lending activities, including investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
Under an ETF Services Agreement, the Fund has retained BlackRock Investments, LLC (the “Distributor” or “BRIL”), an Affiliate of BFA, to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units of the Fund (“ETF Services”). BRIL will retain a portion of the standard transaction fee received from Authorized Participants on each creation or redemption order from the Authorized Participant for the ETF Services provided. BlackRock collaborated with, and received payment from, Citibank, N.A. (“Citibank”) on the design and development of the ETF Services platform. Citibank may have, or from time to time may develop, additional relationships with BlackRock or funds managed by BFA and its affiliates.
It is also possible that, from time to time, BlackRock and/or its advisory clients (including other funds and separately managed accounts) may, subject to compliance with applicable law, purchase and hold shares of the Fund. The price, availability, liquidity, and (in some cases) expense ratio of the Fund may be impacted by purchases and sales of the Fund by BlackRock and/or its advisory clients.
BlackRock and its Affiliates may benefit from the Fund using a BlackRock index by creating increasing acceptance in the marketplace for such indices. BlackRock and its Affiliates are not obligated to license indices to the Fund and the Fund is under no obligation to use BlackRock indices. The Fund cannot be assured that the terms of any index licensing agreement with BlackRock or its Affiliates will be as favorable as those terms offered to other licensees.
The activities of BFA and its Affiliates and their respective directors, officers or employees may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
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Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange or otherwise in the secondary market. The Fund's shares trade under the ticker symbol “IGEB.”
Buying or selling Fund shares on an exchange or other secondary market involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you may incur a brokerage commission and other charges. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The Fund's spread may also be impacted by the liquidity or illiquidity of the underlying securities held by the Fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities.
The Fund does not impose restrictions on the frequency of purchases and redemptions of Fund shares directly with the Fund. The Board determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of Fund shares because the Fund generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. However, the Fund has taken certain measures (e.g., imposing transaction fees on purchases and redemptions of Creation Units and reserving the right to reject purchases of Creation Units under certain circumstances) to minimize the potential consequences of frequent cash purchases and redemptions by Authorized Participants, such as increased tracking error, disruption of portfolio management, dilution to the Fund, and/or increased transaction costs. Further, the vast majority of trading in Fund shares occurs on the secondary market, which does not involve the Fund directly, and such trading is unlikely to cause many of the harmful effects of frequent cash purchases or redemptions of Fund shares.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is Cboe BZX.
Section 12(d)(1) of the 1940 Act generally restricts investments by investment companies, including foreign and unregistered investment companies, in the securities of other investment companies. For example, a registered investment company (the “Acquired Fund”), such as the Fund, may not knowingly sell or otherwise dispose of any security issued by the Acquired Fund to any investment company (the “Acquiring Fund”) or any company or companies controlled by the Acquiring Fund if, immediately
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after such sale or disposition: (i) more than 3% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and any company or companies controlled by the Acquiring Fund, or (ii) more than 10% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and other investment companies and companies controlled by them. However, registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) in reliance on Rule 12d1-4 under the 1940 Act, the registered investment company must, among other things, enter into an agreement with the Trust. Foreign investment companies are permitted to invest in the Fund only up to the limits set forth in Section 12(d)(1), subject to any applicable SEC no-action relief.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of, and holds legal title to, all outstanding shares of the Fund.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as the supply of and demand for ETF shares and underlying securities held by the Fund, economic conditions and other factors.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the close of regular trading hours of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund is determined pursuant to BFA’s valuation policies and procedures. BFA has been designated by the Board as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act.
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The Fund values fixed-income portfolio securities using last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Fund's approved independent third-party pricing services, each in accordance with BFA's valuation policies and procedures. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller odd lot sizes. Odd lots often trade at lower prices than institutional round lots. An amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless BFA determines in good faith that such method does not represent fair value.
Generally, trading in non-U.S. securities and money market instruments is substantially completed each day at various times prior to the close of regular trading hours of the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, BFA will fair value the Fund’s investments in accordance with its policies and procedures. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of trading or other reasons, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, when there is a significant event subsequent to the most recent market quotation, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available. A “significant event” is deemed to occur if BFA determines, in its reasonable business judgment prior to or at the time of pricing the Fund’s assets or liabilities, that the event is likely to cause a material change to the last exchange closing price or closing market price of one or more assets held by, or liabilities of, the Fund.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
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Dividends and Distributions.
General Policies. Dividends from net investment income, if any, generally are declared and paid at least once a year by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Note on Tax Information. The following sections summarize some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Certain states and localities may exempt from tax distributions attributable to interest from U.S. federal government obligations. Consult your personal tax advisor about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, in which case your distributions generally will be taxable when withdrawn, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Long-term capital gains are eligible for taxation at a maximum rate of 15% or 20% for non-corporate shareholders, depending on whether their income
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exceeds certain threshold amounts. Distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married and filing jointly) and of estates and trusts. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
You may lose the ability to use foreign tax credits passed through by the Fund if your Fund shares are loaned out pursuant to a securities lending agreement.
If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
Dividends, interest and capital gains earned by the Fund with respect to securities issued by non-U.S. issuers may give rise to withholding, capital gains and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the total assets of the Fund at the close of a year consists of non-U.S. stocks or securities (generally, for this purpose, depositary receipts, no matter where traded, of non-U.S. companies are treated as “non-U.S.”), generally the Fund may “pass through” to you certain non-U.S. income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.
For purposes of foreign tax credits for U.S. shareholders of the Fund, foreign capital gains taxes may not produce associated foreign source income, limiting the availability of such credits for U.S. persons.
If you are neither a resident nor a citizen of the U.S. or if you are a non-U.S. entity (other than a pass-through entity to the extent owned by U.S. persons), the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.
Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account
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holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information concerning their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership, unless certain exceptions apply.
If you are a resident or a citizen of the U.S., by law, backup withholding at a 24% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes When Shares Are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. Each “creator” or authorized participant (an “Authorized Participant”) has entered into an agreement with the Fund's Distributor, an affiliate of BFA. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units.
A creation transaction, which is subject to acceptance by the Distributor and the Fund, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities, assets or other positions (a “creation basket”), and an amount of cash (including any cash representing the value of substituted securities, assets or other positions), if any, which together approximate the holdings of the Fund in exchange for a specified number of Creation Units. Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities, assets or other positions (a “redemption basket”) held by the Fund and an amount of cash (including any portion of such securities for which cash may be substituted). The Fund may, in certain circumstances, offer Creation Units partially or solely for cash.
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Except when aggregated in Creation Units, shares are not redeemable by the Fund. Creation and redemption baskets may differ and the Fund will accept “custom baskets.” More information regarding custom baskets is contained in the Fund's SAI.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
Only an Authorized Participant may create or redeem Creation Units with the Fund. Authorized Participants may create or redeem Creation Units for their own accounts or for customers, including, without limitation, affiliates of the Fund.
In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined in Rule 144A under the 1933 Act, will not be able to receive restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant that has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
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Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 50 Hudson Yards, New York, NY 10001.
BFA or its affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, data provision services, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments or other financial incentives it is eligible to receive. Therefore, such payments or other financial incentives offered or made to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its affiliates.
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Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)

	iShares Investment Grade Systematic Bond ETF
	Year Ended 02/29/24	Year Ended 02/28/23	Year Ended 02/28/22	Year Ended 02/28/21	Year Ended 02/29/20
Net asset value, beginning of year	$43.60	$49.85	$53.69	$53.44	$48.32
Net investment income(a)	2.22	1.70	1.36	1.56	1.88
Net realized and unrealized gain (loss)(b)	0.70	(6.35)	(3.19)	0.76	6.14
Net increase (decrease) from investment operations	2.92	(4.65)	(1.83)	2.32	8.02
Distributions(c)
From net investment income	(2.12)	(1.59)	(1.39)	(1.59)	(1.85)
From net realized gain	—	(0.01)	(0.62)	(0.48)	(1.05)
Total distributions	(2.12)	(1.60)	(2.01)	(2.07)	(2.90)
Net asset value, end of year	$44.40	$43.60	$49.85	$53.69	$53.44
Total Return(d)
Based on net asset value	6.87%	(9.35)%	(3.57)%	4.41%	16.96%
Ratios to Average Net Assets(e)
Total expenses	0.18%	0.18%	0.18%	0.18%	0.18%
Net investment income	5.06%	3.80%	2.57%	2.90%	3.67%
Supplemental Data
Net assets, end of year (000)	$557,165	$235,460	$162,009	$158,379	$93,520
Portfolio turnover rate(f)	76%	87%	59%	46%	75%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f) Portfolio turnover rate excludes in-kind transactions, if any.
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Index Provider
The Underlying Index was created and is sponsored by BlackRock Index Services, LLC, an affiliated person of the Fund and of BFA. The Index Provider or one or more of its affiliates has entered into a license agreement with the Fund pursuant to which the Fund uses the Underlying Index at no charge.
The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Index Provider will also act as calculation agent for the Underlying Index. The Index Provider and BFA have established policies and procedures designed to prevent non-public information related to the Underlying Index, such as pending changes to the Underlying Index, from being used or disseminated in an improper manner, including to affiliates of the Fund. The Fund is not entitled to obtain non-public information about the Underlying Index prior to dissemination of such changes. Furthermore, the Index Provider and BFA have established policies and procedures designed to prevent improper use and dissemination of non-public information about the Fund's portfolio strategies.
The Index Provider has no obligation to take the needs of the Fund or its shareholders into consideration in establishing and maintaining the Underlying Index. The Index Provider does not guarantee the accuracy, completeness, or performance of the Underlying Index or the data included therein and shall have no liability in connection with the Underlying Index or Underlying Index calculation.
32

Disclaimers
The Fund is not sponsored, endorsed, sold or promoted by BlackRock Index Services, LLC. BlackRock Index Services, LLC makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in funds generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. BlackRock Index Services, LLC is the licensor of certain trademarks, service marks and trade names of BlackRock Index Services, LLC and of the Underlying Index, which is determined, composed and calculated by BlackRock Index Services, LLC without regard to the issuer of the Fund or the Fund. BlackRock Index Services, LLC has no obligation to take the needs of the issuer of the Fund or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. BlackRock Index Services, LLC is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued or in the determination or calculation of the equation by which the shares are redeemable. BlackRock Index Services, LLC has no obligation or liability to owners of the Fund in connection with the administration, marketing or trading of the Fund.
ALTHOUGH BLACKROCK INDEX SERVICES, LLC SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES THAT BLACKROCK INDEX SERVICES, LLC CONSIDERS RELIABLE, BLACKROCK INDEX SERVICES, LLC DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN. BLACKROCK INDEX SERVICES, LLC DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. BLACKROCK INDEX SERVICES, LLC MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND BLACKROCK INDEX SERVICES, LLC HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BLACKROCK INDEX SERVICES, LLC HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
The past performance of the Underlying Index is not a guide to future performance. BFA and its affiliates do not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA and its affiliates shall have no liability for any errors, omissions or interruptions therein. BFA and its affiliates make no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity,
33

as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA or its affiliates have any liability for any special, punitive, direct, indirect, consequential or any other damages (including lost profits), even if notified of the possibility of such damages.
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Want to know more?
iShares.com  | 1-800-474-2737
Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at www.iShares.com. Copies of the Prospectus, SAI, shareholder reports and other information, as applicable and when available, can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is, or will be, available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual Report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 1 University Square Drive, Princeton, NJ 08540
Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
©2024 BlackRock, Inc. All rights reserved. iSHARES® and BLACKROCK®are registered trademarks of BFA and its affiliates. All other marks are the property of their respective owners.
Investment Company Act File No.: 811-09729
IS-P-IGEB-0624

June 28, 2024

2024 Prospectus
iShares Trust
• iShares MBS ETF | MBB | NASDAQ

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Bloomberg® is a trademark of Bloomberg Finance L.P. and its affiliates (collectively, “Bloomberg”). “Bloomberg U.S. MBS Index” is a trademark of Bloomberg and its licensors and has been licensed for use for certain purposes by BlackRock Fund Advisors or its affiliates. iShares® and BlackRock® are registered trademarks of BlackRock Fund Advisors and its affiliates.
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iSHARES® MBS ETF
Ticker: MBB Stock Exchange: Nasdaq
Investment Objective
The iShares MBS ETF (the “Fund”) seeks to track the investment results of an index composed of investment-grade mortgage-backed pass-through securities issued and/or guaranteed by U.S. government agencies.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except: (i) the management fees, (ii) interest expenses, (iii) taxes, (iv) expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, (v) distribution fees or expenses, and (vi) litigation expenses and any extraordinary expenses. The Fund may incur “Acquired Fund Fees and Expenses.” Acquired Fund Fees and Expenses reflect the Fund's pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund's prospectus (the “Prospectus”). BFA, the investment adviser to the Fund, has contractually agreed to waive a portion of its management fee such that the Fund’s total annual fund operating expenses after the fee waiver will not exceed 0.04% through February 28, 2027. The contractual waiver may be terminated prior to February 28, 2027 only upon written agreement of the Trust and BFA.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)[1]
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[2]	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Fee Waiver and/or Expense Reimbursement	Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement
0.04%	None	0.00%	0.01%	0.05%	(0.01)%	0.04%

1
Operating expenses paid by BFA under the Investment Advisory Agreement exclude Acquired Fund Fees and Expenses, if any.
2
The amount rounded to 0.00%.
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Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$4	$13	$25	$61
Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 219% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to track the investment results of the Bloomberg U.S. MBS Index (the “Underlying Index”), which measures the performance of investment-grade (as determined by Bloomberg Index Services Limited (the “Index Provider” or “Bloomberg”)) mortgage-backed pass-through securities (“MBS”) issued and/or guaranteed by U.S. government agencies or sponsored entities. The Underlying Index includes fixed-rate MBS issued by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), Federal National Mortgage Association (“Fannie Mae”)
and Federal Home Loan Mortgage Corporation (“Freddie Mac”) that have 30-, 20-, or 15-year maturities. All securities in the Underlying Index must have a remaining weighted average maturity of at least one year. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be non-convertible. The Underlying Index is market capitalization-weighted and the securities in the Underlying Index are updated on the last business day of each month.
As of February 29, 2024, approximately 100% of the bonds represented in the Underlying Index were U.S. agency MBS. Most transactions in MBS occur through standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement (to-be-announced (“TBA”) transactions). The Fund may enter into such contracts for fixed-rate pass-through securities on a regular basis. The Fund, pending settlement of such contracts, will invest its assets in liquid, short-term instruments, including shares of money market funds advised by BFA or its affiliates. The Fund will assume its pro rata share of the fees and expenses of any money market fund that it may invest in, in addition to
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the Fund's own fees and expenses. The Fund may also acquire interests in mortgage pools through means other than such standardized contracts for future delivery.
BFA uses an indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of an applicable underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market value and industry weightings), fundamental characteristics (such as return variability, duration (i.e., a security's price sensitivity to a change in interest rates), maturity or credit ratings and yield) and liquidity measures similar to those of an applicable underlying index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund will invest at least 80% of its assets in the component securities of the Underlying Index and TBAs that have economic characteristics that are substantially identical to the economic characteristics of the component securities of the Underlying Index, and the Fund will invest at least 90% of its assets in fixed income securities of the types included in the Underlying Index that BFA believes will help the Fund track the Underlying Index. The Fund will invest no more than 10% of its assets in futures, options and swaps contracts that BFA believes will help the Fund track the Underlying Index as well as in fixed income securities other than the types included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. Cash and cash equivalent investments associated with a TBA position will be treated as part of that position for purposes of calculating the percentage of investments in the component securities of the Underlying Index. Cash and cash equivalent investments associated with a derivative position will be treated as part of that position for the purposes of calculating the percentage of investments included in the Underlying Index. The Fund seeks to track the investment results of the Underlying Index before fees and expenses of the Fund.
The Underlying Index is sponsored by Bloomberg, which is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same
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extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective. Certain key risks are prioritized below (with others following in alphabetical order), but the relative significance of any risk is difficult to predict and may change over time. You should review each risk factor carefully.
U.S. Agency Mortgage-Backed Securities Risk. The Fund invests in MBS issued or guaranteed by the U.S. government or one of its agencies or sponsored entities, some of which may not be backed by the full faith and credit of the U.S. government. MBS represent interests in “pools” of mortgages and are subject to interest rate, prepayment, and extension risk. MBS react differently to changes in interest rates than other bonds, and the prices of MBS may reflect adverse economic and market conditions. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain MBS. MBS are also subject to the risk of default on the underlying mortgage loans, particularly during periods of economic downturn. Default or bankruptcy of a counterparty to a TBA transaction would expose the Fund to possible losses.
Credit Risk. Debt issuers and other counterparties may be unable or unwilling to make timely interest and/or principal payments when due or otherwise honor their obligations. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also adversely affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on an issuer's or counterparty's financial condition and on the terms of an obligation.
Interest Rate Risk. Interest rate risk refers to fluctuations in the value of a fixed-income security due to changes in the general level of interest rates. An increase in interest rates generally will cause the value of fixed-income securities to decline. Securities with longer maturities generally are more sensitive to interest rate changes and subject to greater fluctuations in value. Changes in interest rates may have unpredictable effects on fixed-income markets and result in heightened market volatility and lower liquidity for certain instruments, all of which may adversely affect the Fund’s performance. Interest rate changes can be sudden and unpredictable and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for fixed-income securities.
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Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, pandemics or other public health issues, recessions, the prospect or occurrence of a sovereign default or other financial crisis, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.
Index-Related Risk. The Index Provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor BFA can offer assurances that the Index Provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the Index Provider may not identify or correct them promptly or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider and could cause the Index Provider to postpone a scheduled rebalance. This could cause the Underlying Index to vary from its normal or expected composition.
Asset Class Risk. The securities and other assets in the Underlying Index or in the Fund’s portfolio may underperform in comparison to financial markets generally, a particular financial market, another index, or other asset classes.
Authorized Participant Concentration Risk. An “Authorized Participant” is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows the Authorized Participant to place orders for the purchase and redemption of creation units (“Creation Units”). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. There are a limited number of institutions that may act as Authorized Participants for the Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in creation or redemption transactions. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for the Fund and no other Authorized Participant places orders, Fund shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities or other assets of one or more issuers, countries or other geographic units, markets, industries, project types, or asset classes.
Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund, its adviser, distributor, Index Provider, other service providers, counterparties, or issuers of assets in
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which the Fund invests may cause disruptions that negatively impact the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. The Fund cannot control the cybersecurity plans and systems of its service providers, counterparties, and other third parties whose activities affect the Fund.
Extension Risk. During periods of rising interest rates, certain debt obligations may be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline in the Fund’s income and potentially in the value of the Fund’s investments.
High Portfolio Turnover Risk. High portfolio turnover (considered by the Fund to mean higher than 100% annually) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities.
Income Risk. The Fund's income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds.
Issuer Risk. The performance of the Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value of securities or other assets may decline, or perform differently from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.
Large Shareholder and Large-Scale Redemption Risk. Certain shareholders of the Fund, including an Authorized Participant, a third-party investor, the Fund’s adviser, an affiliate of the Fund’s adviser, a market maker, or another entity, may from time to time own or manage a substantial amount of Fund shares, or may hold their investment in the Fund for a limited period of time. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment. Redemptions of a large number of Fund shares could require the Fund to dispose of assets to meet the redemption requests, which can accelerate the realization of taxable income and/or capital gains and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such year. In some circumstances, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns. These large redemptions may also force the Fund to sell portfolio securities or other assets when it might not otherwise do so, which may negatively impact the Fund’s NAV, increase the Fund’s brokerage costs and/or have a material effect on the market price of Fund shares.
Management Risk. The Fund is not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions,
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including declining markets. As the Fund will not fully replicate the Underlying Index and may hold securities or other assets not included in the Underlying Index, it is subject to the risk that the investment strategy of BFA may not produce the intended results. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares (including through a trading halt), losses from trading in secondary markets, periods of high volatility, and disruptions in the process of creating and redeeming Fund shares. Any of these factors, among others, may lead to the Fund’s shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund shares.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Prepayment Risk. During periods of falling interest rates, issuers of certain debt obligations may repay principal prior to the security’s maturity, which may cause the Fund to have to reinvest in securities with lower yields or higher risk of default, resulting in a decline in the Fund’s income or return potential.
Risk of Investing in the U.S. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees
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and expenses, while the Underlying Index does not.
Valuation Risk. The price that the Fund could receive upon the sale (or other disposition) of a security or other asset may differ from the Fund’s valuation of the security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology. The price received by the Fund also may differ from the value used by the Underlying Index. In addition, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when investors are not able to purchase or sell Fund shares. Authorized Participants that create or redeem Fund shares on days when the Fund is holding fair-valued securities or other assets may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the securities or other assets not been fair valued or been valued using a different methodology. The ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
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Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns for 1, 5, and 10 years compare with the Underlying Index. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. If BFA had not waived certain Fund fees during certain periods, the Fund's returns would have been lower.
Calendar Year-by-Year Returns1

1
The Fund’s year-to-date return as of March 31, 2024 was -1.06%.
The best calendar quarter return during the periods shown above was 7.33% in the 4th quarter of 2023; the worst was -5.33% in the 3rd quarter of 2022.
Updated performance information, including the Fund’s current NAV, may be obtained by visiting our website at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).
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Average Annual Total Returns
(for the periods ended December 31, 2023)
	One Year	Five Years	Ten Years
(Inception Date: 3/13/2007)
Return Before Taxes	4.99%	0.20%	1.28%
Return After Taxes on Distributions[1]	3.51%	-0.73%	0.30%
Return After Taxes on Distributions and Sale of Fund Shares[1]	2.92%	-0.23%	0.56%
Bloomberg U.S. MBS Index (Index returns do not reflect deductions for fees, expenses, or taxes)	5.05%	0.25%	1.38%

1
After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.
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Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro and Karen Uyehara (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Ms. Uyehara have been Portfolio Managers of the Fund since 2011 and 2021, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA, in which case, your distributions generally will be taxed when withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on The Nasdaq Stock Market LLC (“Nasdaq”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.
ETFs are funds that trade like other publicly traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents an ownership interest in an underlying portfolio of securities and other instruments intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants and only in aggregations of a specified number of shares (“Creation Units”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
An index is a financial calculation, based on a grouping of financial instruments, and is not an investment product, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary for a number of reasons, including but not limited to, transaction costs, asset valuations, timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from the Fund's use of representative sampling or from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index. From time to time, the Index Provider may make changes to the methodology or other adjustments to the Underlying Index. Unless otherwise determined by BFA, any such change or adjustment will be reflected in the calculation of the Underlying Index performance on a going-forward basis after the effective date of such change or adjustment. Therefore, the Underlying Index performance shown for periods prior to the effective date of any such change or adjustment will generally not be recalculated or restated to reflect such change or adjustment.
Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
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An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
The Fund's investment objective and the Underlying Index may be changed without shareholder approval.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments. The order of the below risk factors does not indicate the significance of any particular risk factor. The Fund discloses its portfolio holdings daily at www.iShares.com.
Asset Class Risk. The securities and other assets in the Fund’s portfolio or its Underlying Index may underperform in comparison to other indexes that track, or assets that represent, other countries or geographic units, industries, markets, market segments, or asset classes. Various types of securities, other assets and indexes may experience cycles of outperformance and underperformance in comparison to financial markets generally. This divergence may be due to a number of factors including, among other things, inflation, interest rates, productivity, global demand for local products or resources, and regulation and governmental controls. This may cause the Fund to underperform other investment vehicles that invest in different asset classes.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. There are a limited number of institutions that may act as Authorized Participants for the Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in creation or redemption transactions. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for the Fund and no other Authorized Participant places orders, Fund shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for a Fund that invests in securities issued by non-U.S. issuers or instruments with lower trading volume. Such assets often entail greater settlement and operational complexity and higher capital costs for Authorized Participants, which may limit the number of Authorized Participants that engage with the Fund.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities or other assets of one or more issuers, countries or other geographic units, markets, industries, project types, or asset classes. A Fund with investment concentration may be more adversely affected by the underperformance of those assets, may experience greater price volatility and may be more susceptible to adverse economic, market, political or regulatory impacts on those assets compared to a fund that does not concentrate its investments.
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Credit Risk. Credit risk is the risk that the issuer or guarantor of a debt instrument or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments when due or otherwise honor its obligations. There are varying degrees of credit risk, depending on an issuer’s or counterparty’s financial condition and on the terms of an obligation, which may be reflected in the issuer’s or counterparty’s credit rating. There is the chance that the Fund’s portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), or that the market’s perception of an issuer’s creditworthiness may worsen, potentially reducing the Fund’s income level or share price.
Cybersecurity Risk. The Fund and entities that interact with the Fund are susceptible to operational, information security and related cybersecurity risks, both directly and through their service providers. These entities include, but are not limited to, the Fund’s adviser, distributor, other service providers (e.g., index and benchmark providers, accountants, custodians, transfer agents and administrators), counterparties, market makers, Authorized Participants, listing exchanges, other financial market operators, and governmental authorities. Cybersecurity risks are also present for issuers of securities or other assets in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such issuers to lose value. Cyber incidents can result from deliberate attacks or unintentional events. They include, but are not limited to, gaining unauthorized access to systems, misappropriating assets or sensitive information, corrupting or destroying data, and causing operational disruption. Geopolitical tensions may increase the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing.
Cybersecurity incidents may cause disruptions and impact business operations and may result in any of the following: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and other legal and compliance expenses. In addition, cyber incidents may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the Fund’s functioning inaccessible, inaccurate or incomplete. The Fund may incur substantial costs in order to resolve or prevent cyber incidents.
The Fund has established business continuity plans in the event of, and risk management systems to prevent, cyber incidents. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, that prevention and remediation efforts will not be successful or that cyber incidents will go undetected. Furthermore, the Fund cannot control the cybersecurity plans and systems of its service providers, counterparties, and other third parties whose activities affect the Fund. The Fund and its shareholders could be negatively impacted as a result.
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Extension Risk. During periods of rising interest rates, certain debt obligations may be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline in the Fund’s income and potentially in the value of the Fund’s investments.
High Portfolio Turnover Risk. Investment in mortgage dollar rolls and participation in TBA transactions may significantly increase the Fund's portfolio turnover rate. High portfolio turnover (considered by the Fund to mean higher than 100% annually) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. These effects of higher than normal portfolio turnover may adversely affect Fund performance.
Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds. The Index Provider’s substitution of bonds in the Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index’s stated maturity guidelines.
Index-Related Risk. The Fund seeks to achieve a return that corresponds generally to the price and yield performance, before fees and expenses, of its Underlying Index as published by the Index Provider. There is no assurance that the Index Provider or its agents will construct or calculate the Underlying Index accurately. While the Index Provider describes what the Underlying Index is designed to achieve, neither the Index Provider nor its agents provide any warranty or accept any liability regarding the quality, accuracy or completeness of the Underlying Index or its related data, and they do not guarantee that the Underlying Index will be in line with the Index Provider’s methodology. BFA also does not provide any warranty or guarantee against the Index Provider’s or any agent’s errors.
The Index Provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor BFA can offer assurances that the Index Provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the Index Provider may not identify or correct them promptly or at all, particularly for indexes that are less commonly used as benchmarks. In addition, there may be heightened risks associated with the adequacy and reliability of information about emerging markets constituents, as such markets may have less information available or less regulatory oversight. Errors related to the Underlying Index may negatively or positively impact the Fund and its shareholders. For example, if the Underlying Index contains incorrect constituents, the Fund will have exposure to such constituents and will be underexposed to the Underlying Index’s other constituents. Shareholders should understand that any gains from the Index Provider’s errors will be kept by the Fund and its shareholders and any losses or costs from such errors will be borne by the Fund and its shareholders.
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Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider and could cause the Index Provider to postpone a scheduled rebalance to the Underlying Index. This could cause the Underlying Index to vary from its normal or expected composition. If a scheduled rebalance is postponed, index constituents that would otherwise be removed at the rebalance (due to, for example, changes in market capitalization or issuer credit ratings) may remain, causing the performance and constituents of the Underlying Index to vary from those expected under normal conditions. In addition, to the extent circumstances evolve between periodic index reviews and reconstitutions, the Underlying Index may include constituents that do not align with its objective or selection criteria, and the Fund tracking the Underlying Index may be similarly affected.
In addition to scheduled rebalances, the Index Provider or its agents may carry out ad hoc index rebalances due to reaching certain weighting constraints, unusual market conditions, corporate events, or corrections of errors. The Fund will in turn rebalance its portfolio to attempt to increase the correlation between the portfolio and the Underlying Index. The Fund and its shareholders will directly bear any transaction costs and market exposure from such portfolio rebalancing. Therefore, index-related errors and ad hoc rebalances may increase the Fund’s costs and tracking error.
Interest Rate Risk. Changes in interest rates may have unpredictable effects on fixed-income markets and result in heightened market volatility and lower liquidity for certain instruments, all of which may adversely affect the Fund’s performance. Interest rate changes can be sudden and unpredictable and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for fixed-income securities.
When interest rates rise, the value of fixed-income securities or other instruments sensitive to interest rates typically decreases. A measure that investors commonly use to determine this price sensitivity is called duration. Fixed-income securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. For example, if a bond has a duration of five years and interest rates rise, the price of the bond will likely decline by a greater percentage than for a bond with a one-year duration. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer duration, rising interest rates may cause the value of the Fund’s investments to decline significantly, which would adversely affect the value of the Fund. Changes in prevailing interest rates, particularly sudden and significant changes, may lead to fluctuations in the value of floating rate debt securities, as the rates for those securities typically reset only periodically. In addition, decreases in market-making capacity for fixed-income dealers may lead to lower trading volume, heightened volatility, wider bid-ask spreads and less transparent pricing in certain fixed-income markets.
During periods of very low or negative interest rates, a Fund may be unable to maintain positive returns or pay dividends to shareholders. Under certain market conditions when interest rates are set at low levels and the market prices of portfolio securities
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have increased, a Fund may have a very low or even negative yield, which would cause the Fund to lose money in certain conditions and time periods.
Issuer Risk. The performance of a Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value of securities or other assets may decline, or perform differently from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.
Large Shareholder and Large-Scale Redemption Risk. Certain shareholders of the Fund, including an Authorized Participant, a third-party investor, the Fund’s adviser, an affiliate of the Fund’s adviser, a market maker, or another entity, may from time to time own or manage a substantial amount of Fund shares or may hold their investment in the Fund for a limited period of time. These shareholders may also pledge or loan Fund shares (to secure financing or otherwise), which may result in the shares becoming concentrated in another party. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment or that the size of the Fund would be maintained. Redemptions of a large number of Fund shares may adversely affect the Fund’s liquidity and net assets. To the extent the Fund permits redemptions in cash, these redemptions may force the Fund to sell portfolio securities or other assets when it might not otherwise do so, which may negatively impact the Fund’s NAV, have a material effect on the market price of Fund shares, increase the Fund’s brokerage costs, accelerate the realization of taxable income and/or capital gains, and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such tax year. The Fund also may be required to sell its more liquid investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price.
To the extent these large shareholders transact in Fund shares on the secondary market, such transactions may account for a large percentage of the trading volume for Fund shares and may, therefore, have a material upward or downward effect on the market price of the shares. In addition, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, diluting its investment returns.
Management Risk. The Fund is not actively managed and invests in securities or other assets included in, or representative of, its Underlying Index, regardless of their investment merits. The Fund may be affected by a general decline in market segments related to its Underlying Index, and BFA generally does not attempt to invest the Fund’s assets in defensive positions under any market conditions, including declining markets. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track its Underlying Index. Because BFA uses a representative sampling indexing strategy, the Fund will not fully replicate its Underlying Index and may hold securities or other assets not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment strategy, whose implementation is subject to a number of constraints, may not produce the intended results. There is no guarantee that the
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Fund’s investment results will have a high degree of correlation to those of its Underlying Index or that the Fund will achieve its investment objective.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a financial instrument or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the particular instrument or asset, or factors that affect one or more issuers, counterparties, exchanges, countries or other geographic units, markets, industries, or asset classes. Local, regional or global events such as war, acts of terrorism, pandemics or other public health issues, recessions, the prospect or occurrence of a sovereign default or other financial crisis, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV. Changes in market and economic conditions generally do not have the same impact on all types of instruments and assets.
Market Trading Risk. The Fund faces numerous market trading risks, any of which may lead to its shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to the NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund shares.
Absence of an Active Primary Market. Although Fund shares are listed for trading on one or more stock exchanges, there can be no assurance that an active primary trading market for Fund shares will develop or be maintained by market makers or Authorized Participants.
Secondary Listing Risks. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. Fund shares also may be available to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for exchange listing or market trading. The Fund’s shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information that is available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to create or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts to NAV than might be experienced at times when the Fund accepts creation and redemption orders. Securities held by the Fund may be traded in markets that close at a different time than an exchange on which Fund shares are traded. Liquidity in those securities may be reduced after the applicable closing time. As a result, during the time when the exchange is open but after the applicable market closing, fixing or
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settlement time, there may be wider bid/ask spreads on the exchange and a greater premium or discount to NAV.
In stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, and an investor may be unable to sell their Fund shares.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or for other reasons. In times of extraordinary market volatility, Fund shares may be subject to trading halts pursuant to “circuit breaker” rules of a stock exchange or market. If there is a trading halt or unanticipated closure of an exchange or market, an investor may be unable to purchase or sell Fund shares. In addition, if trading in certain securities or financial instruments is restricted, this may disrupt the Fund’s creation/redemption process, affect the price at which Fund shares trade in the secondary market, and result in the Fund being unable to trade certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio or accurately price its portfolio holdings and may incur substantial trading losses.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short. In addition, trading activity in derivative products based on the Fund may lead to increased trading volume and volatility in the secondary market for the shares of the Fund.
Fund Shares May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s portfolio holdings. The trading price of the Fund’s shares fluctuates throughout trading hours based on both market supply of and demand for Fund shares and the underlying value of the Fund’s portfolio holdings or NAV. As a result, the trading prices of the Fund’s shares may deviate significantly from NAV during times of market volatility, significant redemption requests, or other unusual market conditions
However, because Fund shares can be created and redeemed in Creation Units at NAV, BFA believes that large discounts or premiums to the Fund’s NAV are not likely to be sustained over the long term (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs). While the creation/redemption feature is designed to make it more likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or other market participants, and during periods of significant market volatility, may result in trading prices for shares of the Fund that differ significantly from its NAV. Authorized Participants may be less willing to create or redeem the Fund’s shares if there is a lack of an active market for such shares or the Fund’s underlying investments, which may contribute to the Fund’s shares trading at a premium or discount to NAV.
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Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling Fund shares through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “spread,” which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The spread varies over time for Fund shares based on trading volume and market liquidity. It is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. Increased market volatility also may cause wider spreads. In addition, there may be regulatory and other charges that are incurred as a result of trading activity. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results, and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Prepayment Risk. During periods of falling interest rates, issuers of certain debt obligations may repay principal prior to the security’s maturity, which may cause the Fund to have to reinvest in securities with lower yields or higher risk of default, resulting in a decline in the Fund’s income or return potential. Also, if a security subject to prepayment had been purchased at a premium, the value of the premium would be lost in the event of prepayment.
Risk of Investing in the U.S. Investing in U.S. issuers involves legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. A decrease in imports or exports, changes in trade regulations, inflation, an economic recession, financial system stress, or political turmoil, among other risks, may have an adverse effect on the U.S. economy and the securities listed on U.S. exchanges. The U.S. is also subject to the risk of natural disasters, such as droughts, earthquakes, fires and floods. U.S. security risks include acts of terrorism, internal unrest and a deterioration in relations between the U.S. and certain countries. Any of these may adversely affect the U.S. economy, financial markets or issuers.
Governmental agencies project that the U.S. will maintain elevated public debt levels for the foreseeable future. Although elevated debt levels do not necessarily indicate or cause economic problems, the costs of servicing such debt may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system.
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error
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may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
U.S. Agency Mortgage-Backed Securities Risk. The Fund invests in securities backed by pools of mortgages issued or guaranteed by the U.S. government or one of its agencies or sponsored entities, including Fannie Mae, Freddie Mac or Ginnie Mae. While securities guaranteed by Ginnie Mae are backed by the full faith and credit of the U.S. government, securities issued by Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to its agencies or sponsored entities where it is not obligated to do so. Bonds or debentures that do not carry the backing of the full faith and credit of the U.S. government are subject to more credit risk than securities that are supported by the full faith and credit of the U.S. government. To the extent that the U.S. government has provided support to a U.S. agency or sponsored entity in the past, there can be no assurance that the U.S. government will provide support in the future if it is not obligated to do so. If a U.S. government agency or sponsored entity that is the issuer of securities in which the Fund invests is unable to meet its obligations or ceases to exist and no plan is made for repayment of securities, the performance of the Fund will be adversely affected.
MBS represent interests in “pools” of mortgages and, due to the nature of these loans they represent, are subject to prepayment and extension risk. Prepayment risk is the risk that, during periods of falling interest rates, an issuer of mortgages and other fixed-income securities may be able to repay principal prior to the security’s maturity. This may cause the Fund to have to reinvest in securities with a lower yield or higher risk of default, resulting in a decline in the Fund's income or return potential.
MBS are also subject to extension risk, which is the risk that when interest rates rise, certain MBS will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline in income and potentially in the value of the investment.
Because of prepayment and extension risks, MBS react differently to changes in interest rates than other bonds. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain MBS. These securities are also subject to the risk of default on the underlying mortgage loans, particularly during periods of economic downturn.
The Fund seeks to obtain exposure to the fixed-rate portion of U.S. agency mortgage pass-through securities primarily through TBA securities, or TBA transactions. TBAs refer to a commonly used mechanism for the forward settlement of U.S. agency MBS,
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and not to a separate type of MBS. Default or bankruptcy of a counterparty to a TBA transaction would expose the Fund to possible losses because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction.
The Fund intends to invest cash pending settlement of TBA transactions in money market instruments, repurchase agreements, or other high quality, liquid short-term instruments, including money market funds advised by BFA. The Fund will pay its pro rata share of fees and expenses of any money market fund that it may invest in, in addition to the Fund’s own fees and expenses.
Valuation Risk. The price that the Fund could receive upon the sale (or other disposition) of a security or other asset may differ from the Fund’s valuation of the security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology. The price received by the Fund also may differ from the value used by the Underlying Index (if applicable). Because non-U.S. exchanges or markets may be open on days or during time periods when the Fund does not price its shares, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when investors are not able to purchase or sell Fund shares.
In addition, for purposes of calculating the Fund's NAV, the value of assets denominated in non-U.S. currencies (if any) is translated into U.S. dollars at the prevailing market rates. This translation may result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index. Authorized Participants that create or redeem Fund shares on days when the Fund is holding fair-valued securities or other assets may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the securities or other assets not been fair valued or been valued using a different methodology. The ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies. The order of the below risk factors does not indicate the significance of any particular risk factor.
Cash Management Risk. To the extent the Fund holds cash, the Fund may earn reduced income (if any) on the cash and is subject to the credit risk of the depository institution holding the cash and any fees imposed on large cash balances. If a significant amount of the Fund’s assets is invested in cash and cash equivalents, the Fund may underperform other funds that do not similarly invest in cash and cash equivalents for investment purposes and/or to collateralize derivative instruments.
Cash equivalent investments may include money market instruments. The value of money market instruments may be affected by changes in interest rates or in the credit ratings of the investments, among other things. An investment in a money
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market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money by investing in a money market fund. Money market funds other than U.S. government money market funds and retail money market funds “float” their NAV instead of using a stable $1.00 per share price.
Close-Out Risk for Qualified Financial Contracts. Regulations adopted by global prudential regulators require counterparties that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent a Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and also prohibit a Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit risk and other risks to a Fund.
Illiquid Investments Risk. The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and any security or instrument held by the Fund may be deemed an illiquid investment pursuant to the Fund’s liquidity risk management program. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. An investment may be illiquid due to, among other things, the reduced number and capacity of traditional market participants to make a market in securities or instruments or the lack of an active market for such securities or instruments. To the extent that the Fund invests in securities or instruments with substantial market and/or credit risk, the Fund will tend to have increased exposure to the risks associated with illiquid investments. Illiquid investments may be harder to value, especially in changing markets. If the Fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the Fund may be greater than normal. Other market participants may be attempting to liquidate holdings at the same time as the Fund, causing increased supply of the Fund’s underlying investments in the market and contributing to illiquid investments risk and downward pricing pressure. In addition, if the Fund is limited in its ability to sell illiquid investments during periods when shareholders are redeeming their shares, the Fund will need to sell liquid securities to meet redemption requests and illiquid securities will become a larger portion of the Fund’s holdings. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the
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market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund's NAV.
Reference Rate Replacement Risk. The Fund may be exposed to financial instruments that recently transitioned from, or continue to be tied to, London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value. The United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, has ceased publishing all LIBOR settings. In April 2023, however, the FCA announced that some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. The Secured Overnight Financing Rate (“SOFR”), which is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement market, has been used increasingly on a voluntary basis in new instruments and transactions. Under U.S. regulations that implement a statutory fallback mechanism to replace LIBOR, benchmark rates based on SOFR have replaced LIBOR in different categories of financial contracts.
Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Parties to contracts, securities, or other instruments using LIBOR may disagree on transition rates or the application of transition regulation, potentially resulting in uncertainty of performance and the possibility of litigation. The Fund may have instruments linked to other interbank offered rates that may also cease to be published in the future.
Threshold/Underinvestment Risk. If certain aggregate and/or fund-level ownership thresholds are reached through transactions undertaken by BFA, its affiliates or the Fund, or as a result of third-party transactions or actions by an issuer or regulator, the ability of BFA and its affiliates on behalf of clients (including the Fund) to purchase or dispose of investments, exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. The capacity of the Fund to invest in certain securities or other assets may be affected by the relevant threshold limits, and such limitations may have adverse effects on the liquidity and performance of the Fund’s portfolio holdings. To the extent a Fund tracks an index, such limits may increase the risk of the Fund being underinvested in an asset relative to its Underlying Index and increase the risk of tracking error.
For example, ownership limits may apply to securities whose issuers operate in certain regulated industries or in certain international markets. Such limits also may apply where the investing entity (such as the Fund) is subject to corporate or regulatory ownership restrictions or invests in certain futures or other derivative transactions. In certain circumstances, aggregate and/or fund-level amounts invested or voted by BFA and its affiliates for their proprietary accounts and for client accounts (including the Fund) may not exceed the relevant limits without the grant of a license or other
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regulatory or corporate consent. In other cases, exceeding such thresholds may cause BFA and its affiliates, the Fund or other client accounts to suffer disadvantages or business restrictions.
Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The Fund discloses its portfolio holdings daily at www.iShares.com. Fund fact sheets providing information regarding the Fund's top holdings are posted on www.iShares.com when available and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Fund. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, and litigation expenses and any extraordinary expenses (as determined by a majority of the Trustees who are not “interested persons” of the Trust). Operating expenses paid by BFA under the Investment Advisory Agreement exclude Acquired Fund Fees and Expenses, if any.
For its investment advisory services to the Fund, BFA is paid a management fee from the Fund calculated based on the aggregate average daily net assets of the following iShares funds: iShares 1-5 Year Investment Grade Corporate Bond ETF, iShares 5-10 Year Investment Grade Corporate Bond ETF, iShares 10+ Year Investment Grade Corporate Bond ETF, iShares Biotechnology ETF, iShares Cohen & Steers REIT ETF, iShares iBoxx $ Investment Grade Corporate Bond ETF, iShares MBS ETF, iShares Russell 1000 Growth ETF, iShares Russell 1000 Value ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap Value ETF, iShares S&P Mid-Cap 400 Growth ETF and iShares TIPS Bond ETF.
The management fee for the Fund equals the ratio of the Fund’s net assets over the aggregate net assets of the above iShares funds multiplied by the amount calculated as follows: 0.0400% per annum of the aggregate net assets less than or equal to $121 billion, plus 0.0380% per annum of the aggregate net assets over $121 billion, up to and including $181 billion, plus 0.0361% per annum of the aggregate net assets over $181 billion, up to and including $231 billion, plus 0.0343% per annum of the
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aggregate net assets over $231 billion, up to and including $281 billion, plus 0.0326% per annum of the aggregate net assets in excess of $281 billion.
For the fiscal year ended February 29, 2024, BFA was paid a management fee from the Fund, as a percentage of the Fund’s average daily net assets, net of any applicable waivers, at the annual rate of 0.03%. BFA has contractually agreed to waive a portion of its management fee such that the Fund’s total annual fund operating expenses after the fee waiver will not exceed 0.04% through February 28, 2027. The contractual waiver may be terminated prior to February 28, 2027 only upon written agreement of the Trust and BFA. In addition, BFA may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”). As of March 31, 2024, BFA and its affiliates provided investment advisory services for assets of approximately $10.5 trillion. BFA and its affiliates trade and invest for their own accounts in the actual securities and types of securities in which the Fund may also invest, which may affect the price of such securities.
A discussion regarding the basis for the approval by the Trust's Board of Trustees (the “Board”) of the Investment Advisory Agreement with BFA is available in the Fund's Semi-Annual Report for the period ended August 31.
Portfolio Managers. James Mauro and Karen Uyehara are primarily responsible for the day-to-day management of the Fund. The Portfolio Managers are responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their respective portfolio management teams to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of their respective portfolio management teams who have more limited responsibilities.
James Mauro has been employed by BFA or its affiliates as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since 2011.
Karen Uyehara has been employed by BFA or its affiliates as a senior portfolio manager since 2010. Prior to that, Ms. Uyehara was a portfolio manager at Western Asset Management Company (WAMCO). Ms. Uyehara has been a Portfolio Manager of the Fund since 2021.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company is the administrator, custodian and transfer agent for the Fund. JPMorgan Chase Bank, N.A. serves as custodian for the Fund in connection with certain securities lending activities.
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Conflicts of Interest. The investment activities of BFA and its affiliates (including BlackRock and its subsidiaries (collectively, the “Affiliates”)), and their respective directors, officers or employees, in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and its Affiliates provide investment management services to other funds and discretionary managed accounts that may follow investment programs similar to that of the Fund. BFA and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more Affiliates act, or may act, as an investor, research provider, investment manager, commodity pool operator, commodity trading advisor, financier, underwriter, adviser, trader, lender, index provider, agent and/or principal, and have other direct and indirect interests in securities, currencies, commodities, derivatives and other instruments in which the Fund may directly or indirectly invest. The Fund may invest in securities of, or engage in other transactions with, companies with which an Affiliate has significant debt or equity investments or other interests. The Fund may also invest in issuances (such as structured notes) by entities for which an Affiliate provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. The Fund also may invest in securities of, or engage in other transactions with, companies for which an Affiliate provides or may in the future provide research coverage. An Affiliate may have business relationships with, and purchase or distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund. This may include transactions in securities issued by other open-end and closed-end investment companies (which may include investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”)). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate having positions in certain securities that are senior or junior to, or have interests different from or adverse to, the securities that are owned by the Fund.
Neither BlackRock nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. The results of the Fund's investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by BlackRock or an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
In addition, the Fund may, from time to time, enter into transactions in which BFA or an Affiliate or its or their directors, officers, employees or clients have an adverse interest.
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Furthermore, transactions undertaken by clients advised or managed by BFA or its Affiliates may adversely impact the Fund. Transactions by one or more clients or by BFA or its Affiliates or their directors, officers or employees may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to BFA or one or more Affiliates and/or their internal policies designed to comply with such restrictions.
Under an ETF Services Agreement, the Fund has retained BlackRock Investments, LLC (the “Distributor” or “BRIL”), an Affiliate of BFA, to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units of the Fund (“ETF Services”). BRIL will retain a portion of the standard transaction fee received from Authorized Participants on each creation or redemption order from the Authorized Participant for the ETF Services provided. BlackRock collaborated with, and received payment from, Citibank, N.A. (“Citibank”) on the design and development of the ETF Services platform. Citibank may have, or from time to time may develop, additional relationships with BlackRock or funds managed by BFA and its affiliates.
It is also possible that, from time to time, BlackRock and/or its advisory clients (including other funds and separately managed accounts) may, subject to compliance with applicable law, purchase and hold shares of the Fund. The price, availability, liquidity, and (in some cases) expense ratio of the Fund may be impacted by purchases and sales of the Fund by BlackRock and/or its advisory clients.
The activities of BFA and its Affiliates and their respective directors, officers or employees may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange or otherwise in the secondary market. The Fund's shares trade under the ticker symbol “MBB.”
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Buying or selling Fund shares on an exchange or other secondary market involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you may incur a brokerage commission and other charges. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The Fund's spread may also be impacted by the liquidity or illiquidity of the underlying securities held by the Fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities.
The Fund does not impose restrictions on the frequency of purchases and redemptions of Fund shares directly with the Fund. The Board determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of Fund shares because the Fund generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. However, the Fund has taken certain measures (e.g., imposing transaction fees on purchases and redemptions of Creation Units and reserving the right to reject purchases of Creation Units under certain circumstances) to minimize the potential consequences of frequent cash purchases and redemptions by Authorized Participants, such as increased tracking error, disruption of portfolio management, dilution to the Fund, and/or increased transaction costs. Further, the vast majority of trading in Fund shares occurs on the secondary market, which does not involve the Fund directly, and such trading is unlikely to cause many of the harmful effects of frequent cash purchases or redemptions of Fund shares.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is Nasdaq.
Section 12(d)(1) of the 1940 Act generally restricts investments by investment companies, including foreign and unregistered investment companies, in the securities of other investment companies. For example, a registered investment company (the “Acquired Fund”), such as the Fund, may not knowingly sell or otherwise dispose of any security issued by the Acquired Fund to any investment company (the “Acquiring Fund”) or any company or companies controlled by the Acquiring Fund if, immediately after such sale or disposition: (i) more than 3% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and any company or companies controlled by the Acquiring Fund, or (ii) more than 10% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and other investment companies and companies controlled by them. However, registered investment
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companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) in reliance on Rule 12d1-4 under the 1940 Act, the registered investment company must, among other things, enter into an agreement with the Trust. Foreign investment companies are permitted to invest in the Fund only up to the limits set forth in Section 12(d)(1), subject to any applicable SEC no-action relief.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of, and holds legal title to, all outstanding shares of the Fund.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as the supply of and demand for ETF shares and underlying securities held by the Fund, economic conditions and other factors.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the close of regular trading hours of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund is determined pursuant to BFA’s valuation policies and procedures. BFA has been designated by the Board as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act.
The Fund values fixed-income portfolio securities using last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Fund's approved independent third-party pricing services, each in accordance with BFA's valuation policies and procedures. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed-income securities assuming orderly
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transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller odd lot sizes. Odd lots often trade at lower prices than institutional round lots. An amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless BFA determines in good faith that such method does not represent fair value.
Generally, trading in non-U.S. securities and money market instruments is substantially completed each day at various times prior to the close of regular trading hours of the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, BFA will fair value the Fund’s investments in accordance with its policies and procedures. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of trading or other reasons, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, when there is a significant event subsequent to the most recent market quotation, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available. A “significant event” is deemed to occur if BFA determines, in its reasonable business judgment prior to or at the time of pricing the Fund’s assets or liabilities, that the event is likely to cause a material change to the last exchange closing price or closing market price of one or more assets held by, or liabilities of, the Fund.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
Dividends and Distributions.
General Policies. Dividends from net investment income, if any, generally are declared and paid at least once a year by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC
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participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Note on Tax Information. The following sections summarize some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Certain states and localities may exempt from tax distributions attributable to interest from U.S. federal government obligations. Consult your personal tax advisor about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, in which case your distributions generally will be taxable when withdrawn, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s net investment income, including distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Long-term capital gains are eligible for taxation at a maximum rate of 15% or 20% for non-corporate shareholders, depending on whether their income exceeds certain threshold amounts. Distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married and filing jointly) and of estates and trusts. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be
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taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
If you are neither a resident nor a citizen of the U.S. or if you are a non-U.S. entity (other than a pass-through entity to the extent owned by U.S. persons), the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.
Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information concerning their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership, unless certain exceptions apply.
If you are a resident or a citizen of the U.S., by law, backup withholding at a 24% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes When Shares Are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
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Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. Each “creator” or authorized participant (an “Authorized Participant”) has entered into an agreement with the Fund's Distributor, an affiliate of BFA. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units.
A creation transaction, which is subject to acceptance by the Distributor and the Fund, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities, assets or other positions (a “creation basket”), and an amount of cash (including any cash representing the value of substituted securities, assets or other positions), if any, which together approximate the holdings of the Fund in exchange for a specified number of Creation Units. Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities, assets or other positions (a “redemption basket”) held by the Fund and an amount of cash (including any portion of such securities for which cash may be substituted). The Fund generally offers Creation Units partially for cash, but may, in certain circumstances, offer Creation Units solely for cash or solely in-kind. Except when aggregated in Creation Units, shares are not redeemable by the Fund. Creation and redemption baskets may differ and the Fund will accept “custom baskets.” More information regarding custom baskets is contained in the Fund's SAI.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
Only an Authorized Participant may create or redeem Creation Units with the Fund. Authorized Participants may create or redeem Creation Units for their own accounts or for customers, including, without limitation, affiliates of the Fund.
In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined in Rule 144A under the 1933 Act, will not be able to receive restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant that has executed an agreement with the Distributor with respect to
23

creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
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Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 50 Hudson Yards, New York, NY 10001.
BFA or its affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, data provision services, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments or other financial incentives it is eligible to receive. Therefore, such payments or other financial incentives offered or made to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its affiliates.
25

Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)

	iShares MBS ETF
	Year Ended 02/29/24	Year Ended 02/28/23	Year Ended 02/28/22	Year Ended 02/28/21	Year Ended 02/29/20
Net asset value, beginning of year	$93.15	$104.74	$109.29	$109.75	$105.07
Net investment income(a)	3.32	2.43	1.21	1.77	2.92
Net realized and unrealized gain (loss)(b)	(1.30)	(11.80)	(4.65)	0.02	4.71
Net increase (decrease) from investment operations	2.02	(9.37)	(3.44)	1.79	7.63
Distributions(c)
From net investment income	(3.25)	(2.22)	(1.11)	(1.98)	(2.95)
Return of capital	—	—	—	(0.27)	—
Total distributions	(3.25)	(2.22)	(1.11)	(2.25)	(2.95)
Net asset value, end of year	$91.92	$93.15	$104.74	$109.29	$109.75
Total Return(d)
Based on net asset value	2.23%	(9.01)%	(3.15)%	1.62%	7.35%
Ratios to Average Net Assets(e)
Total expenses	0.04%	0.04%	0.05%	0.06%	0.07%
Total expenses after fees waived	0.03%	0.03%	0.04%	0.05%	0.06%
Net investment income	3.61%	2.52%	1.12%	1.60%	2.72%
Supplemental Data
Net assets, end of year (000)	$27,878,132	$24,730,574	$24,080,624	$26,480,590	$23,837,087
Portfolio turnover rate(f)(g)	219%	249%	349%	405%	253%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f) Portfolio turnover rate excludes in-kind transactions, if any.
(g) Includes mortgage dollar roll transactions (“MDRs”).
26

Index Provider
The Underlying Index is maintained by Bloomberg. Bloomberg is not affiliated with the Trust, BFA, the Distributor or any of their respective affiliates.
BFA or its affiliates have entered into a license agreement with the Index Provider to use the Underlying Index. BFA, or its affiliates, sublicenses rights in the Underlying Index to the Trust at no charge.
Disclaimers
“Bloomberg®” and the Underlying Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”), and have been licensed for use for certain purposes by BFA.
The Fund is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly. The only relationship of Bloomberg to BFA is the licensing of certain trademarks, trade names and service marks and of the Underlying Index, which is determined, composed and calculated by BISL without regard to BFA or the Fund. Bloomberg has no obligation to take the needs of BFA or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to the Fund’s customers, in connection with the administration, marketing or trading of the Fund.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY BFA, OWNERS OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE FUND OR UNDERLYING INDEX OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING
27

FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
The past performance of the Underlying Index is not a guide to future performance. BFA and its affiliates do not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA and its affiliates shall have no liability for any errors, omissions or interruptions therein. BFA and its affiliates make no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA or its affiliates have any liability for any special, punitive, direct, indirect, consequential or any other damages (including lost profits), even if notified of the possibility of such damages.
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Want to know more?
iShares.com  | 1-800-474-2737
Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at www.iShares.com. Copies of the Prospectus, SAI, shareholder reports and other information, as applicable and when available, can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is, or will be, available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual Report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 1 University Square Drive, Princeton, NJ 08540
Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
©2024 BlackRock, Inc. All rights reserved. iSHARES® and BLACKROCK®are registered trademarks of BFA and its affiliates. All other marks are the property of their respective owners.
Investment Company Act File No.: 811-09729
IS-P-MBB-0624

June 28, 2024

2024 Prospectus
iShares Trust
• iShares National Muni Bond ETF | MUB | NYSE ARCA

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

ICE® is a trademark of ICE Data Indices, LLC or its affiliates and has been licensed for use for certain purposes by BlackRock Fund Advisors or its affiliates. iShares® and BlackRock® are registered trademarks of BlackRock Fund Advisors and its affiliates.
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iSHARES® NATIONAL MUNI BOND ETF
Ticker: MUB Stock Exchange: NYSE Arca
Investment Objective
The iShares National Muni Bond ETF (the “Fund”) seeks to track the investment results of an index composed of investment-grade U.S. municipal bonds.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except: (i) the management fees, (ii) interest expenses, (iii) taxes, (iv) expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, (v) distribution fees or expenses, and (vi) litigation expenses and any extraordinary expenses. The Fund may incur “Acquired Fund Fees and Expenses.” Acquired Fund Fees and Expenses reflect the Fund's pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund's prospectus (the “Prospectus”). BFA, the investment adviser to the Fund, has contractually agreed to waive a portion of its management fees in an amount equal to the Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other series of the Trust and iShares, Inc. through June 30, 2026. The contractual waiver may be terminated prior to June 30, 2026 only upon written agreement of the Trust and BFA.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)[1,2]
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[3]	Acquired Fund Fees and Expenses[3]	Total Annual Fund Operating Expenses	Fee Waiver and/or Expense Reimbursement[3]	Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement
0.05%	None	0.00%	0.00%	0.05%	(0.00)%	0.05%

1
Operating expenses paid by BFA under the Investment Advisory Agreement exclude Acquired Fund Fees and Expenses, if any.
2
The expense information in the table has been restated to reflect current fees.
3
The amount rounded to 0.00%.
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Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$5	$16	$28	$64
Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 27% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to track the investment results of the ICE AMT-Free US National Municipal Index (the “Underlying Index”), which measures the performance of U.S. dollar denominated investment grade tax-exempt debt publicly issued in the U.S. domestic market by U.S. states and their political subdivisions. As of February 29, 2024, there were 23,383 issues in the Underlying Index. As of February 29, 2024, a significant portion of the Underlying Index is represented by municipal bonds. The components of the Underlying Index are likely to change over time.
The Underlying Index includes municipal bonds, the interest of which is exempt from Federal income taxes and not subject to alternative minimum tax. Each bond in the Underlying Index must have a rating of at least BBB- by Standard & Poor’s® Global Ratings, a subsidiary of S&P Global, Baa3 by Moody’s Investors Service, Inc., or BBB- by Fitch Ratings, Inc. A bond must be rated by at least one of these three rating agencies in order to qualify for the Underlying Index, and the lowest rating will be used in determining if the bond is investment grade. Each bond in the Underlying Index must be a constituent of an offering where the original offering amount was at least $100 million and have a minimum par amount (i.e., currently outstanding face value) of $15 million. In addition, each bond must have a minimum remaining term to final maturity greater than or equal to one calendar month to be included in the Underlying Index. The Underlying Index is a market-value weighted index and is subject to a capping methodology that aims at reducing index concentration. The Underlying Index is rebalanced on the last calendar day of the month.
BFA uses an indexing approach to try to achieve the Fund’s investment objective. Unlike many investment
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companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of an applicable underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market value and industry weightings), fundamental characteristics (such as return variability, duration (i.e., a security's price sensitivity to a change in interest rates), maturity or credit ratings and yield) and liquidity measures similar to those of an applicable underlying index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund will invest at least 80% of its assets in the component securities of the Underlying Index, and the Fund will invest at least 90% of its assets in fixed income securities of the types included in the Underlying Index that BFA believes will help the Fund track the Underlying Index. The Fund will invest no more than 10% of its assets in futures, options and swaps contracts that BFA believes will help the Fund track the Underlying Index as well as in fixed income securities other than the types included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. Cash and cash equivalent investments associated with a derivative position will be treated as part of that position for the purposes of calculating the percentage of investments included in the Underlying Index. The Fund will generally hold municipal bond securities issued by state and local municipalities whose interest payments are exempt from U.S. federal income taxes and the federal alternative minimum tax (“AMT”). As of the date of this Prospectus, interest that is exempt from U.S. federal income tax is also exempt from the federal Medicare contribution tax of 3.8% on “net investment income.” In addition, the Fund intends to invest any cash assets in one or more affiliated municipal money market funds, which may be advised by BFA or its affiliates. The Fund seeks to track the investment results of the Underlying Index before fees and expenses of the Fund.
The Fund may invest in shares of other iShares funds that provide substantially similar exposure to the securities in the Underlying Index. BFA will waive a portion of its management fees in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund's investment in other iShares funds.
The Underlying Index is sponsored by ICE Data Indices, LLC (the “Index Provider” or “IDI”), which is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes
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information regarding the market value of the Underlying Index.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective. Certain key risks are prioritized below (with others following in alphabetical order), but the relative significance of any risk is difficult to predict and may change over time. You should review each risk factor carefully.
Municipal Securities Risk. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the inability to collect revenues from such projects or assets. Certain municipal securities are issued by entities with limited taxing authority such as school districts, or are dependent on revenue from a particular sector or industry, such as the utilities sector, infrastructure sector, or transportation industry.
Risk of Investing in the U.S. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.
Interest Rate Risk. Interest rate risk refers to fluctuations in the value of a fixed-income security due to changes in the general level of interest rates. An increase in interest rates generally will cause the value of fixed-income securities to decline. Securities with longer maturities generally are more sensitive to interest rate changes and subject to greater fluctuations in value. Changes in interest rates may have unpredictable effects on fixed-income markets and result in heightened market volatility and lower liquidity for certain instruments, all of which may adversely affect the Fund’s performance. Interest rate changes can be sudden and unpredictable and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for fixed-income securities.
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Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, pandemics or other public health issues, recessions, the prospect or occurrence of a sovereign default or other financial crisis, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.
Index-Related Risk. The Index Provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor BFA can offer assurances that the Index Provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the Index Provider may not identify or correct them promptly or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider and could cause the Index Provider to postpone a scheduled rebalance. This could cause the Underlying Index to vary from its normal or expected composition.
Asset Class Risk. The securities and other assets in the Underlying Index or in the Fund’s portfolio may underperform in comparison to financial markets generally, a particular financial market, another index, or other asset classes.
Authorized Participant Concentration Risk. An “Authorized Participant” is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows the Authorized Participant to place orders for the purchase and redemption of creation units (“Creation Units”). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. There are a limited number of institutions that may act as Authorized Participants for the Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in creation or redemption transactions. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for the Fund and no other Authorized Participant places orders, Fund shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund's income, or in securities with greater risks or with other less favorable features.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are
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concentrated in the securities or other assets of one or more issuers, countries or other geographic units, markets, industries, project types, or asset classes.
Credit Risk. Debt issuers and other counterparties may be unable or unwilling to make timely interest and/or principal payments when due or otherwise honor their obligations. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also adversely affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on an issuer's or counterparty's financial condition and on the terms of an obligation.
Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund, its adviser, distributor, Index Provider, other service providers, counterparties, or issuers of assets in which the Fund invests may cause disruptions that negatively impact the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. The Fund cannot control the cybersecurity plans and systems of its service providers, counterparties, and other third parties whose activities affect the Fund.
Income Risk. The Fund's income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds.
Issuer Risk. The performance of the Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value of securities or other assets may decline, or perform differently from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.
Management Risk. The Fund is not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets. As the Fund will not fully replicate the Underlying Index and may hold securities or other assets not included in the Underlying Index, it is subject to the risk that the investment strategy of BFA may not produce the intended results. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares (including through a trading halt), losses from trading in secondary markets, periods of high volatility, and disruptions in the process of creating and redeeming Fund shares. Any of these factors, among others, may lead to the Fund’s shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund shares.
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New York Municipal Securities Risk. Because the Fund invests substantially in New York municipal securities, it is more exposed to adverse political, economic and regulatory developments within the State of New York than a fund that invests more widely.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Tax Risk. There is no guarantee that the Fund's income will be exempt from U.S. federal income taxes and the federal AMT.
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
Valuation Risk. The price that the Fund could receive upon the sale (or other disposition) of a security or other asset may differ from the Fund’s valuation of the security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology. The price received by the Fund also may differ from the value used by the Underlying Index. In addition, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when investors are not able to purchase or sell Fund shares. Authorized Participants that create or redeem Fund shares on days when the Fund is holding fair-valued securities or other assets may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the securities or other assets not been fair valued or been valued using a different methodology. The ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
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Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns for 1, 5, and 10 years compare with the Underlying Index. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. If BFA had not waived certain Fund fees during certain periods, the Fund's returns would have been lower.
Calendar Year-by-Year Returns1

1
The Fund’s year-to-date return as of March 31, 2024 was -0.43%.
The best calendar quarter return during the periods shown above was 6.99% in the 4th quarter of 2023; the worst was -5.60% in the 1st quarter of 2022.
Updated performance information, including the Fund’s current NAV, may be obtained by visiting our website at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).
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Average Annual Total Returns
(for the periods ended December 31, 2023)
	One Year	Five Years	Ten Years
(Inception Date: 9/7/2007)
Return Before Taxes	5.86%	2.21%	2.79%
Return After Taxes on Distributions[1]	5.86%	2.21%	2.79%
Return After Taxes on Distributions and Sale of Fund Shares[1]	4.59%	2.23%	2.72%
ICE AMT-Free US National Municipal Index[2] (Index returns do not reflect deductions for fees, expenses, or taxes)	5.93%	2.27%	2.97%

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After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.
2
Index returns through September 14, 2021 reflect the performance of the S&P National AMT-Free Municipal Bond Index. Index returns beginning on September 15, 2021 reflect the performance of the ICE AMT-Free US National Municipal Index, which, effective as of September 15, 2021, replaced the S&P National AMT-Free Municipal Bond Index as the Underlying Index of the Fund.
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Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro and Karen Uyehara (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Ms. Uyehara have been Portfolio Managers of the Fund since 2011 and 2021, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Tax Information
The Fund intends to make distributions primarily from net tax-exempt income, although distributions of taxable capital gains may also occur. The Fund is generally not an appropriate investment for a 401(k) plan or an IRA. Please consult your personal tax advisor.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.
ETFs are funds that trade like other publicly traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents an ownership interest in an underlying portfolio of securities and other instruments intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants and only in aggregations of a specified number of shares (“Creation Units”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
An index is a financial calculation, based on a grouping of financial instruments, and is not an investment product, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary for a number of reasons, including transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from the Fund's use of representative sampling or from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index. From time to time, the Index Provider may make changes to the methodology or other adjustments to the Underlying Index. Unless otherwise determined by BFA, any such change or adjustment will be reflected in the calculation of the Underlying Index performance on a going-forward basis after the effective date of such change or adjustment. Therefore, the Underlying Index performance shown for periods prior to the effective date of any such change or adjustment will generally not be recalculated or restated to reflect such change or adjustment.
Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
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An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
The Fund's investment objective and the Underlying Index may be changed without shareholder approval.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments. The order of the below risk factors does not indicate the significance of any particular risk factor. The Fund discloses its portfolio holdings daily at www.iShares.com.
Asset Class Risk. The securities and other assets in the Fund’s portfolio or its Underlying Index may underperform in comparison to other indexes that track, or assets that represent, other countries or geographic units, industries, markets, market segments, or asset classes. Various types of securities, other assets and indexes may experience cycles of outperformance and underperformance in comparison to financial markets generally. This divergence may be due to a number of factors including, among other things, inflation, interest rates, productivity, global demand for local products or resources, and regulation and governmental controls. This may cause the Fund to underperform other investment vehicles that invest in different asset classes.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. There are a limited number of institutions that may act as Authorized Participants for the Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in creation or redemption transactions. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for the Fund and no other Authorized Participant places orders, Fund shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for a Fund that invests in securities issued by non-U.S. issuers or instruments with lower trading volume. Such assets often entail greater settlement and operational complexity and higher capital costs for Authorized Participants, which may limit the number of Authorized Participants that engage with the Fund.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund’s income, or in securities with greater risks or with other less favorable features.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities or other assets of one or more issuers, countries or other geographic
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units, markets, industries, project types, or asset classes. A Fund with investment concentration may be more adversely affected by the underperformance of those assets, may experience greater price volatility and may be more susceptible to adverse economic, market, political or regulatory impacts on those assets compared to a fund that does not concentrate its investments.
Credit Risk. Credit risk is the risk that the issuer or guarantor of a debt instrument or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments when due or otherwise honor its obligations. There are varying degrees of credit risk, depending on an issuer’s or counterparty’s financial condition and on the terms of an obligation, which may be reflected in the issuer’s or counterparty’s credit rating. There is the chance that the Fund’s portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), or that the market’s perception of an issuer’s creditworthiness may worsen, potentially reducing the Fund’s income level or share price.
Cybersecurity Risk. The Fund and entities that interact with the Fund are susceptible to operational, information security and related cybersecurity risks, both directly and through their service providers. These entities include, but are not limited to, the Fund’s adviser, distributor, other service providers (e.g., index and benchmark providers, accountants, custodians, transfer agents and administrators), counterparties, market makers, Authorized Participants, listing exchanges, other financial market operators, and governmental authorities. Cybersecurity risks are also present for issuers of securities or other assets in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such issuers to lose value. Cyber incidents can result from deliberate attacks or unintentional events. They include, but are not limited to, gaining unauthorized access to systems, misappropriating assets or sensitive information, corrupting or destroying data, and causing operational disruption. Geopolitical tensions may increase the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing.
Cybersecurity incidents may cause disruptions and impact business operations and may result in any of the following: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and other legal and compliance expenses. In addition, cyber incidents may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the Fund’s functioning inaccessible, inaccurate or incomplete. The Fund may incur substantial costs in order to resolve or prevent cyber incidents.
The Fund has established business continuity plans in the event of, and risk management systems to prevent, cyber incidents. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, that prevention and remediation efforts will not be successful or
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that cyber incidents will go undetected. Furthermore, the Fund cannot control the cybersecurity plans and systems of its service providers, counterparties, and other third parties whose activities affect the Fund. The Fund and its shareholders could be negatively impacted as a result.
Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds. The Index Provider’s substitution of bonds in the Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index’s stated maturity guidelines.
Index-Related Risk. The Fund seeks to achieve a return that corresponds generally to the price and yield performance, before fees and expenses, of its Underlying Index as published by the Index Provider. There is no assurance that the Index Provider or its agents will construct or calculate the Underlying Index accurately. While the Index Provider describes what the Underlying Index is designed to achieve, neither the Index Provider nor its agents provide any warranty or accept any liability regarding the quality, accuracy or completeness of the Underlying Index or its related data, and they do not guarantee that the Underlying Index will be in line with the Index Provider’s methodology. BFA also does not provide any warranty or guarantee against the Index Provider’s or any agent’s errors.
The Index Provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor BFA can offer assurances that the Index Provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the Index Provider may not identify or correct them promptly or at all, particularly for indexes that are less commonly used as benchmarks. In addition, there may be heightened risks associated with the adequacy and reliability of information about emerging markets constituents, as such markets may have less information available or less regulatory oversight. Errors related to the Underlying Index may negatively or positively impact the Fund and its shareholders. For example, if the Underlying Index contains incorrect constituents, the Fund will have exposure to such constituents and will be underexposed to the Underlying Index’s other constituents. Shareholders should understand that any gains from the Index Provider’s errors will be kept by the Fund and its shareholders and any losses or costs from such errors will be borne by the Fund and its shareholders.
Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider and could cause the Index Provider to postpone a scheduled rebalance to the Underlying Index. This could cause the Underlying Index to vary from its normal or expected composition. If a scheduled rebalance is postponed, index constituents that would otherwise be removed at the rebalance (due to, for example, changes in market capitalization or issuer credit ratings) may remain, causing the performance and
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constituents of the Underlying Index to vary from those expected under normal conditions. In addition, to the extent circumstances evolve between periodic index reviews and reconstitutions, the Underlying Index may include constituents that do not align with its objective or selection criteria, and the Fund tracking the Underlying Index may be similarly affected.
In addition to scheduled rebalances, the Index Provider or its agents may carry out ad hoc index rebalances due to reaching certain weighting constraints, unusual market conditions, corporate events, or corrections of errors. The Fund will in turn rebalance its portfolio to attempt to increase the correlation between the portfolio and the Underlying Index. The Fund and its shareholders will directly bear any transaction costs and market exposure from such portfolio rebalancing. Therefore, index-related errors and ad hoc rebalances may increase the Fund’s costs and tracking error.
Interest Rate Risk. Changes in interest rates may have unpredictable effects on fixed-income markets and result in heightened market volatility and lower liquidity for certain instruments, all of which may adversely affect the Fund’s performance. Interest rate changes can be sudden and unpredictable and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for fixed-income securities.
When interest rates rise, the value of fixed-income securities or other instruments sensitive to interest rates typically decreases. A measure that investors commonly use to determine this price sensitivity is called duration. Fixed-income securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. For example, if a bond has a duration of five years and interest rates rise, the price of the bond will likely decline by a greater percentage than for a bond with a one-year duration. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer duration, rising interest rates may cause the value of the Fund’s investments to decline significantly, which would adversely affect the value of the Fund. Changes in prevailing interest rates, particularly sudden and significant changes, may lead to fluctuations in the value of floating rate debt securities, as the rates for those securities typically reset only periodically. In addition, decreases in market-making capacity for fixed-income dealers may lead to lower trading volume, heightened volatility, wider bid-ask spreads and less transparent pricing in certain fixed-income markets.
During periods of very low or negative interest rates, a Fund may be unable to maintain positive returns or pay dividends to shareholders. Under certain market conditions when interest rates are set at low levels and the market prices of portfolio securities have increased, a Fund may have a very low or even negative yield, which would cause the Fund to lose money in certain conditions and time periods.
Issuer Risk. The performance of a Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value of securities or other assets may decline, or perform differently from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.
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Management Risk. The Fund is not actively managed and invests in securities or other assets included in, or representative of, its Underlying Index, regardless of their investment merits. The Fund may be affected by a general decline in market segments related to its Underlying Index, and BFA generally does not attempt to invest the Fund’s assets in defensive positions under any market conditions, including declining markets. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track its Underlying Index. Because BFA uses a representative sampling indexing strategy, the Fund will not fully replicate its Underlying Index and may hold securities or other assets not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment strategy, whose implementation is subject to a number of constraints, may not produce the intended results. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of its Underlying Index or that the Fund will achieve its investment objective.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a financial instrument or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the particular instrument or asset, or factors that affect one or more issuers, counterparties, exchanges, countries or other geographic units, markets, industries, or asset classes. Local, regional or global events such as war, acts of terrorism, pandemics or other public health issues, recessions, the prospect or occurrence of a sovereign default or other financial crisis, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV. Changes in market and economic conditions generally do not have the same impact on all types of instruments and assets.
Market Trading Risk. The Fund faces numerous market trading risks, any of which may lead to its shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to the NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund shares.
Absence of an Active Primary Market. Although Fund shares are listed for trading on one or more stock exchanges, there can be no assurance that an active primary trading market for Fund shares will develop or be maintained by market makers or Authorized Participants.
Secondary Listing Risks. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. Fund shares also may be available to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for exchange listing or market trading. The Fund’s shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct
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their trades for execution. Certain information that is available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to create or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts to NAV than might be experienced at times when the Fund accepts creation and redemption orders. Securities held by the Fund may be traded in markets that close at a different time than an exchange on which Fund shares are traded. Liquidity in those securities may be reduced after the applicable closing time. As a result, during the time when the exchange is open but after the applicable market closing, fixing or settlement time, there may be wider bid/ask spreads on the exchange and a greater premium or discount to NAV.
In stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, and an investor may be unable to sell their Fund shares.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or for other reasons. In times of extraordinary market volatility, Fund shares may be subject to trading halts pursuant to “circuit breaker” rules of a stock exchange or market. If there is a trading halt or unanticipated closure of an exchange or market, an investor may be unable to purchase or sell Fund shares. In addition, if trading in certain securities or financial instruments is restricted, this may disrupt the Fund’s creation/redemption process, affect the price at which Fund shares trade in the secondary market, and result in the Fund being unable to trade certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio or accurately price its portfolio holdings and may incur substantial trading losses.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short. In addition, trading activity in derivative products based on the Fund may lead to increased trading volume and volatility in the secondary market for the shares of the Fund.
Fund Shares May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s portfolio holdings. The trading price of the Fund’s shares fluctuates throughout trading hours based on both market supply of and demand for Fund shares and the underlying value of the Fund’s portfolio holdings or NAV. As a result, the trading prices of the Fund’s shares may deviate significantly from NAV during times of market volatility, significant redemption requests, or other unusual market conditions
However, because Fund shares can be created and redeemed in Creation Units at NAV, BFA believes that large discounts or premiums to the Fund’s NAV are not likely to be sustained over the long term (unlike shares of many closed-end funds, which
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frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs). While the creation/redemption feature is designed to make it more likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or other market participants, and during periods of significant market volatility, may result in trading prices for shares of the Fund that differ significantly from its NAV. Authorized Participants may be less willing to create or redeem the Fund’s shares if there is a lack of an active market for such shares or the Fund’s underlying investments, which may contribute to the Fund’s shares trading at a premium or discount to NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling Fund shares through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “spread,” which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The spread varies over time for Fund shares based on trading volume and market liquidity. It is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. Increased market volatility also may cause wider spreads. In addition, there may be regulatory and other charges that are incurred as a result of trading activity. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results, and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.
Municipal Securities Risk. Municipal securities include both general obligation bonds (bonds secured by the full faith and credit of the issuer) and limited obligation bonds (or “Revenue Bonds”). All municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Additionally, certain municipal securities may be issued by entities with limited taxing authority, which could limit or prevent tax increases necessary to make continued payments of principal and interest.
Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. There is also the risk that corruption may negatively affect municipal issuers, including corruption related to a particular project from which payments on a security are derived, resulting in delays and cost overruns.
There may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities. As a result, municipal securities may be more difficult for the Fund to value accurately than the securities of public
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companies. Municipal securities may also be harder to buy and sell compared to taxable bonds and non-municipal securities, especially on short notice. Because the Fund invests a significant portion of its portfolio in municipal securities, the Fund’s portfolio is subject to greater exposure to illiquidity risk than a fund that invests in comparable taxable bonds or non-municipal securities.
The Fund and BFA will rely on the opinion of issuers’ bond counsel on the tax-exempt status of interest on municipal bonds. Neither the Fund nor BFA will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect, potentially resulting in the Fund and its shareholders being subject to substantial tax liabilities. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.
Revenue Bonds are backed by current or anticipated revenues from a specific project or specific assets and can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues from the project or the assets. Additionally, the market values of Revenue Bonds may decline in times of higher inflation to the extent that revenues are fixed income streams. In other instances, the prices that an issuer is able to charge users of its assets may be linked to inflation, whether by government regulation, contractual arrangement or other factors. Rising interest rates could result in higher costs of capital for certain issuers, which could negatively impact their ability to meet payment obligations. In this case, changes in the rate of inflation may affect the issuer’s revenues. Because many municipal securities are issued to finance projects, such as those related to education, health care, housing, transportation, utilities, and water and sewer, conditions in one or more of these sectors can affect the overall municipal market. Adverse conditions and developments affecting a particular project can result in lower revenues to an issuer of the municipal securities and, by extension, adversely affect payments of principal and interest on, or the market value of, such securities.
Additionally, certain municipal securities are issued by entities dependent on revenue from a particular sector and thus are subject to the specific risks associated with that sector.
Risk of Investing in Infrastructure-Related Municipal Securities. Entities that issue municipal securities related to infrastructure (“infrastructure issuers”) may be subject to a variety of factors that could adversely affect their capacity to make principal and interest payments, such as high interest costs in connection with capital construction programs, high degrees of leverage, costs associated with governmental, environmental and other regulations, the effects of economic slowdowns, increased competition from other providers of services, uncertainties concerning costs, the level of government spending on infrastructure projects, and other factors. Such issuers may be adversely affected by commodity price volatility, changes in exchange rates, import controls, depletion of resources, technological developments, and labor relations. Infrastructure issuers can be significantly affected by government spending policies.
Leverage Risk. Infrastructure issuers can be highly indebted, which increases investment risk and other risks normally associated with debt financing, which
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could adversely affect such an issuer’s operations and the market value of related municipal securities in periods of rising interest rates.
Operations Risk. The failure of an infrastructure issuer to carry adequate insurance or to operate its assets appropriately could lead to significant losses. Infrastructure may be adversely affected by environmental clean-up costs and catastrophic events such as earthquakes, hurricanes and terrorist acts.
Regulatory Risk. Infrastructure projects may be subject to significant regulation by various governmental authorities and also may be affected by regulation of rates charged to customers, service interruption due to environmental, operational or other events, the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.
Strategic Asset Risk. Infrastructure issuers may control significant strategic assets (e.g., major pipelines or highways), which are assets that have a national or regional profile, and may have monopolistic characteristics. Given their national or regional profile or irreplaceable nature, strategic assets could generate additional risk not common in other industry sectors and they may be targeted for terrorist acts or adverse political actions.
User Risk. Infrastructure issuers can be dependent upon a narrow user base. If these users do not patronize infrastructure projects as expected, significant revenues could be lost and may not be replaceable, in which case infrastructure issuers may fail to pay their obligations.
Risk of Investing in Municipal Securities Issued By School Districts. School districts rely, in part, on funding appropriations from, among others, the federal government and state governments. As a result, municipal securities issued by school districts may be adversely affected by political and economic changes at the state or federal levels, such as decreased tax or other revenues, spending reductions or changes in appropriations. Municipal securities that are issued to finance a particular school district project often depend on revenues from ad valorem taxes (i.e., property taxes) to make principal and interest payments. Investors in these securities, similar to investors in municipal securities generally, face heightened risk of loss upon insolvency of the school district issuers because there is often no ready source of funding to pay principal and interest other than the local tax base, which a bankruptcy court or administrator does not control.
Risk of Investing in Transportation Infrastructure-Related Municipal Securities. The transportation infrastructure industry may be adversely affected by economic changes, increases in fuel and other operating costs, labor relations, insurance costs, and, in many jurisdictions, the effects of regulatory changes or other government decisions. Municipal securities that are issued to finance a particular transportation project (e.g., toll roads) often depend on revenues from that project to make principal and interest payments.
Risk of Investing in Utility-Related Municipal Securities. Certain municipal securities are issued by public bodies, including state and municipal utility authorities, to, among other things, finance the operation or expansion of utility entities. Various future economic and other conditions may adversely affect utility entities, including inflation,
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increases in financing requirements, increases in raw material costs and other operating costs, changes in demand for services and the effects of environmental and other governmental regulations. Certain utilities are subject to specific risks. For example, gas utilities are subject to risks of supply conditions and increased competition from other providers of utility services. In addition, gas utilities are affected by gas prices, which may be magnified to the extent that a gas utility enters into long-term contracts for the purchase or sale of gas at a fixed price, since such prices may change significantly and to the disadvantage of the gas utility.
New York Municipal Securities Risk. The Fund will invest significantly in municipal securities issued by or on behalf of the State of New York and The City of New York. Risks affecting issuers of New York municipal securities include, but are not limited to, the costs of provision of care for asylum seekers, the impact of COVID-19 on State revenue sources and the State’s financial condition; general economic and business conditions; the condition of the national and State economies and the collection of economically sensitive tax receipts in the amounts projected; national and international events; inflation; consumer confidence; commodity prices; supply chain disruptions; major terrorist events, hostilities or war; climate change and extreme weather events; severe epidemic or pandemic events; cybersecurity threats; federal funding laws and regulations; financial sector compensation; monetary policy affecting interest rates and the financial markets; credit rating agency actions; the impact of financial and real estate market developments on bonus income and capital gains realizations; technology industry developments and employment; the effect of household debt on consumer spending and State tax collections; the outcome of litigation and other claims affecting the State, The City of New York and other New York public bodies; Federal tax law changes; actions by the Federal government to reduce or disallow expected aid, including Federal aid authorized or appropriated by Congress, but subject to sequestration, administrative actions, or other actions that would reduce aid to the State; wage and benefit increases for State employees that exceed projected annual costs; changes in the size of the State’s workforce; the realization of the projected rate of return for pension fund assets and current assumptions with respect to wages for State employees affecting the State’s required pension fund contributions; the willingness and ability of the federal government to provide the aid expected in the State’s Financial Plan; the ability of the State to implement cost reduction initiatives, including reductions in State agency operations; the success with which the State controls expenditures; unanticipated growth in public assistance programs, including the assumed level of utilization of newly expanded benefits; and the ability of the State of New York, The City of New York and other New York public bodies to issue securities successfully in the public credit markets. For additional information on New York State and New York City specific risks, see Statement of Additional Information — Special Considerations Regarding Investments in New York Municipal Securities.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However,
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these measures do not address every possible risk and may be inadequate to address significant operational risks.
Risk of Investing in the U.S. Investing in U.S. issuers involves legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. A decrease in imports or exports, changes in trade regulations, inflation, an economic recession, financial system stress, or political turmoil, among other risks, may have an adverse effect on the U.S. economy and the securities listed on U.S. exchanges. The U.S. is also subject to the risk of natural disasters, such as droughts, earthquakes, fires and floods. U.S. security risks include acts of terrorism, internal unrest and a deterioration in relations between the U.S. and certain countries. Any of these may adversely affect the U.S. economy, financial markets or issuers.
Governmental agencies project that the U.S. will maintain elevated public debt levels for the foreseeable future. Although elevated debt levels do not necessarily indicate or cause economic problems, the costs of servicing such debt may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system.
Tax Risk. There is no guarantee that the Fund’s income will be exempt from U.S. federal income taxes and the federal AMT. The Index Provider relies on the bond issuer’s prospectus disclosure of the opinion from its counsel as to the tax-exempt status of the investment. Similarly, for municipal bonds not represented in the Underlying Index, BFA relies on prospectus disclosure of the tax opinion from the bond issuer’s counsel. Neither BFA nor the Fund guarantees that these opinions are correct, and there is no assurance that the U.S. Internal Revenue Service (“IRS”) will agree with the bond issuer’s counsel’s tax opinion. Issuers or other parties generally enter into covenants requiring continuing compliance with U.S. federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the security could decline significantly in value. For municipal bonds not included in the Underlying Index, BFA will generally seek to obtain bonds that pay interest that is exempt from U.S. federal income taxes and the federal AMT. The interest on any money market instruments or other cash equivalents and any derivatives held by the Fund may be subject to federal, state and local income taxation and the federal Medicare contribution tax.
Events occurring after the date of issuance of a municipal bond or after the Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for U.S. federal, state and local income tax, federal AMT or federal Medicare contribution tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. U.S. federal or state changes in income, federal AMT or federal Medicare contribution tax
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rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
Valuation Risk. The price that the Fund could receive upon the sale (or other disposition) of a security or other asset may differ from the Fund’s valuation of the security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology. The price received by the Fund also may differ from the value used by the Underlying Index (if applicable). Because non-U.S. exchanges or markets may be open on days or during time periods when the Fund does not price its shares, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when investors are not able to purchase or sell Fund shares.
In addition, for purposes of calculating the Fund's NAV, the value of assets denominated in non-U.S. currencies (if any) is translated into U.S. dollars at the prevailing market rates. This translation may result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index. Authorized Participants that create or redeem Fund shares on days when the Fund is holding fair-valued securities or other assets may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the securities or other assets not been fair valued or been valued using a different methodology. The ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies. The order of the below risk factors does not indicate the significance of any particular risk factor.
Close-Out Risk for Qualified Financial Contracts. Regulations adopted by global prudential regulators require counterparties that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts.
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Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent a Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and also prohibit a Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit risk and other risks to a Fund.
Illiquid Investments Risk. The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and any security or instrument held by the Fund may be deemed an illiquid investment pursuant to the Fund’s liquidity risk management program. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. An investment may be illiquid due to, among other things, the reduced number and capacity of traditional market participants to make a market in securities or instruments or the lack of an active market for such securities or instruments. To the extent that the Fund invests in securities or instruments with substantial market and/or credit risk, the Fund will tend to have increased exposure to the risks associated with illiquid investments. Illiquid investments may be harder to value, especially in changing markets. Although the Fund primarily seeks to redeem shares of the Fund on an in-kind basis, if the Fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the Fund may be greater than normal. Other market participants may be attempting to liquidate holdings at the same time as the Fund, causing increased supply of the Fund’s underlying investments in the market and contributing to illiquid investments risk and downward pricing pressure. In addition, if the Fund is limited in its ability to sell illiquid investments during periods when shareholders are redeeming their shares, the Fund will need to sell liquid securities to meet redemption requests and illiquid securities will become a larger portion of the Fund’s holdings. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund's NAV.
Large Shareholder and Large-Scale Redemption Risk. Certain shareholders of the Fund, including an Authorized Participant, a third-party investor, the Fund’s adviser, an affiliate of the Fund’s adviser, a market maker, or another entity, may from time to time own or manage a substantial amount of Fund shares or may hold their investment in the Fund for a limited period of time. These shareholders may also pledge or loan Fund shares (to secure financing or otherwise), which may result in the shares becoming
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concentrated in another party. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment or that the size of the Fund would be maintained. Redemptions of a large number of Fund shares may adversely affect the Fund’s liquidity and net assets. To the extent the Fund permits redemptions in cash, these redemptions may force the Fund to sell portfolio securities or other assets when it might not otherwise do so, which may negatively impact the Fund’s NAV, have a material effect on the market price of Fund shares, increase the Fund’s brokerage costs, accelerate the realization of taxable income and/or capital gains, and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such tax year. The Fund also may be required to sell its more liquid investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price.
To the extent these large shareholders transact in Fund shares on the secondary market, such transactions may account for a large percentage of the trading volume for Fund shares and may, therefore, have a material upward or downward effect on the market price of the shares. In addition, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, diluting its investment returns.
Threshold/Underinvestment Risk. If certain aggregate and/or fund-level ownership thresholds are reached through transactions undertaken by BFA, its affiliates or the Fund, or as a result of third-party transactions or actions by an issuer or regulator, the ability of BFA and its affiliates on behalf of clients (including the Fund) to purchase or dispose of investments, exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. The capacity of the Fund to invest in certain securities or other assets may be affected by the relevant threshold limits, and such limitations may have adverse effects on the liquidity and performance of the Fund’s portfolio holdings. To the extent a Fund tracks an index, such limits may increase the risk of the Fund being underinvested in an asset relative to its Underlying Index and increase the risk of tracking error.
For example, ownership limits may apply to securities whose issuers operate in certain regulated industries or in certain international markets. Such limits also may apply where the investing entity (such as the Fund) is subject to corporate or regulatory ownership restrictions or invests in certain futures or other derivative transactions. In certain circumstances, aggregate and/or fund-level amounts invested or voted by BFA and its affiliates for their proprietary accounts and for client accounts (including the Fund) may not exceed the relevant limits without the grant of a license or other regulatory or corporate consent. In other cases, exceeding such thresholds may cause BFA and its affiliates, the Fund or other client accounts to suffer disadvantages or business restrictions.
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Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund's SAI. The Fund discloses its portfolio holdings daily at www.iShares.com. Fund fact sheets providing information regarding the Fund's top holdings are posted on www.iShares.com when available and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Fund. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, and litigation expenses and any extraordinary expenses (as determined by a majority of the Trustees who are not “interested persons” of the Trust). Operating expenses paid by BFA under the Investment Advisory Agreement exclude Acquired Fund Fees and Expenses, if any.
For the fiscal year ended February 29, 2024, BFA was paid a management fee from the Fund, as a percentage of the Fund’s average daily net assets, net of any applicable waivers, at the annual rate of 0.07%. From March 1, 2023 through December 14, 2023 the management fee, net of any applicable waivers, was 0.07%; effective December 15, 2023, the management fee, net of any applicable waivers, is 0.05%.
BFA has contractually agreed to waive a portion of its management fees in an amount equal to the Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other series of the Trust and iShares, Inc. through June 30, 2026. The contractual waiver may be terminated prior to June 30, 2026 only upon written agreement of the Trust and BFA. In addition, BFA may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”). As of March 31, 2024, BFA and its affiliates provided investment advisory services for assets of approximately $10.5 trillion. BFA and its affiliates trade and invest for their own accounts in the actual securities and types of securities in which the Fund may also invest, which may affect the price of such securities.
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A discussion regarding the basis for the approval by the Trust's Board of Trustees (the “Board”) of the Investment Advisory Agreement with BFA is available in the Fund's Semi-Annual Report for the period ended August 31.
Portfolio Managers. James Mauro and Karen Uyehara are primarily responsible for the day-to-day management of the Fund. The Portfolio Managers are responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their respective portfolio management teams to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of their respective portfolio management teams who have more limited responsibilities.
James Mauro has been employed by BFA or its affiliates as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since 2011.
Karen Uyehara has been employed by BFA or its affiliates as a senior portfolio manager since 2010. Prior to that, Ms. Uyehara was a portfolio manager at Western Asset Management Company (WAMCO). Ms. Uyehara has been a Portfolio Manager of the Fund since 2021.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. JPMorgan Chase Bank, N.A. is the administrator, custodian and transfer agent for the Fund.
Conflicts of Interest. The investment activities of BFA and its affiliates (including BlackRock and its subsidiaries (collectively, the “Affiliates”)), and their respective directors, officers or employees, in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and its Affiliates provide investment management services to other funds and discretionary managed accounts that may follow investment programs similar to that of the Fund. BFA and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more Affiliates act, or may act, as an investor, research provider, investment manager, commodity pool operator, commodity trading advisor, financier, underwriter, adviser, trader, lender, index provider, agent and/or principal, and have other direct and indirect interests in securities, currencies, commodities, derivatives and other instruments in which the Fund may directly or indirectly invest. The Fund may invest in securities of, or engage in other transactions with, companies with which an Affiliate has significant debt or equity investments or other interests. The Fund may also invest in issuances (such as structured notes) by entities for which an Affiliate provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. The Fund also may invest in securities of, or engage in other transactions with, companies for which an Affiliate provides or may in the future provide research coverage. An Affiliate may have business relationships with, and
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purchase or distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund. This may include transactions in securities issued by other open-end and closed-end investment companies (which may include investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”)). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate having positions in certain securities that are senior or junior to, or have interests different from or adverse to, the securities that are owned by the Fund.
Neither BlackRock nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. The results of the Fund's investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by BlackRock or an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
In addition, the Fund may, from time to time, enter into transactions in which BFA or an Affiliate or its or their directors, officers, employees or clients have an adverse interest. Furthermore, transactions undertaken by clients advised or managed by BFA or its Affiliates may adversely impact the Fund. Transactions by one or more clients or by BFA or its Affiliates or their directors, officers or employees may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to BFA or one or more Affiliates and/or their internal policies designed to comply with such restrictions.
Under an ETF Services Agreement, the Fund has retained BlackRock Investments, LLC (the “Distributor” or “BRIL”), an Affiliate of BFA, to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units of the Fund (“ETF Services”). BRIL will retain a portion of the standard transaction fee received from Authorized Participants on each creation or redemption order from the Authorized Participant for the ETF Services provided. BlackRock collaborated with, and received payment from, Citibank, N.A. (“Citibank”) on the design and development of the ETF Services platform. Citibank may have, or from time to time may develop, additional relationships with BlackRock or funds managed by BFA and its affiliates.
It is also possible that, from time to time, BlackRock and/or its advisory clients (including other funds and separately managed accounts) may, subject to compliance with applicable law, purchase and hold shares of the Fund. The price, availability,
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liquidity, and (in some cases) expense ratio of the Fund may be impacted by purchases and sales of the Fund by BlackRock and/or its advisory clients.
The activities of BFA and its Affiliates and their respective directors, officers or employees may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange or otherwise in the secondary market. The Fund's shares trade under the ticker symbol “MUB.”
Buying or selling Fund shares on an exchange or other secondary market involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you may incur a brokerage commission and other charges. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The Fund's spread may also be impacted by the liquidity or illiquidity of the underlying securities held by the Fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities.
The Fund does not impose restrictions on the frequency of purchases and redemptions of Fund shares directly with the Fund. The Board determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of Fund shares because the Fund generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. However, the Fund has taken certain measures (e.g., imposing transaction fees on purchases and redemptions of Creation Units and reserving the right to reject purchases of Creation Units under certain circumstances) to minimize the potential
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consequences of frequent cash purchases and redemptions by Authorized Participants, such as increased tracking error, disruption of portfolio management, dilution to the Fund, and/or increased transaction costs. Further, the vast majority of trading in Fund shares occurs on the secondary market, which does not involve the Fund directly, and such trading is unlikely to cause many of the harmful effects of frequent cash purchases or redemptions of Fund shares.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.
Section 12(d)(1) of the 1940 Act generally restricts investments by investment companies, including foreign and unregistered investment companies, in the securities of other investment companies. For example, a registered investment company (the “Acquired Fund”), such as the Fund, may not knowingly sell or otherwise dispose of any security issued by the Acquired Fund to any investment company (the “Acquiring Fund”) or any company or companies controlled by the Acquiring Fund if, immediately after such sale or disposition: (i) more than 3% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and any company or companies controlled by the Acquiring Fund, or (ii) more than 10% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and other investment companies and companies controlled by them. However, registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) in reliance on Rule 12d1-4 under the 1940 Act, the registered investment company must, among other things, enter into an agreement with the Trust. Foreign investment companies are permitted to invest in the Fund only up to the limits set forth in Section 12(d)(1), subject to any applicable SEC no-action relief.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of, and holds legal title to, all outstanding shares of the Fund.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as
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the supply of and demand for ETF shares and underlying securities held by the Fund, economic conditions and other factors.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the close of regular trading hours of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund is determined pursuant to BFA’s valuation policies and procedures. BFA has been designated by the Board as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act.
The Fund values fixed-income portfolio securities using last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Fund's approved independent third-party pricing services, each in accordance with BFA's valuation policies and procedures. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller odd lot sizes. Odd lots often trade at lower prices than institutional round lots. An amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless BFA determines in good faith that such method does not represent fair value.
Generally, trading in non-U.S. securities and money market instruments is substantially completed each day at various times prior to the close of regular trading hours of the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, BFA will fair value the Fund’s investments in accordance with its policies and procedures. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of trading or other reasons, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, when there is a significant event subsequent to the most recent market quotation, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available. A “significant event” is deemed to occur if BFA determines, in its reasonable business judgment prior to or at the time of pricing the Fund’s assets or liabilities, that the event is likely to cause a material change to the last exchange closing price or closing market price of one or more assets held by, or liabilities of, the Fund.
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Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
Dividends and Distributions.
General Policies. Dividends from net investment income, if any, generally are declared and paid at least once a year by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Note on Tax Information. The following sections summarize some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Certain states and localities may exempt from tax distributions attributable to interest from U.S. federal government obligations. Consult your personal tax advisor about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
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Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, in which case your distributions generally will be taxable when withdrawn, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares. In general, the Fund seeks to produce income that is generally exempt from federal income tax and will not benefit investors in tax deferred retirement accounts such as IRAs or investors not subject to federal income tax.
Taxes on Distributions.
Dividends paid by the Fund that are properly reported as tax-exempt interest dividends will not be subject to regular U.S. federal income tax. The Fund intends to invest its assets in a manner such that dividend distributions to its shareholders will generally be exempt from U.S. federal income taxation, including the federal AMT. Dividends paid by the Fund will be exempt from U.S. federal income tax (though not necessarily exempt from state and local taxation) to the extent of the Fund’s tax-exempt interest income as long as 50% or more of the value of the Fund’s assets at the end of each quarter is invested in state, municipal and other bonds that are excluded from gross income for U.S. federal income tax purposes and as long as the Fund properly reports such dividends as tax-exempt interest dividends. Exempt interest dividends from interest earned on municipal securities of a state, or its political subdivisions, may be exempt from income tax in that state. However, income from municipal securities of other states generally will not qualify for tax-free treatment.
Distributions from the Fund’s net investment income other than from net tax-exempt income, including distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, regardless of how long you have held the Fund’s shares. Long-term capital gains are eligible for taxation at a maximum rate of 15% or 20% for non-corporate shareholders, depending on whether their income exceeds certain threshold amounts. Taxable distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married and filing jointly) and of estates and trusts. In general, any taxable distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
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Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. To the extent the Fund does not include the market discount in income as it accrues, gain on the Fund's disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.
If you lend your Fund shares pursuant to securities lending arrangements, you may lose the ability to treat Fund dividends (paid while the shares are held by the borrower) as tax-exempt income. Consult your financial intermediary or tax advisor.
If you are neither a resident nor a citizen of the U.S. or if you are a non-U.S. entity (other than a pass-through entity to the extent owned by U.S. persons), the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.
Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership, unless certain exceptions apply.
If the Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be taxable to you to the extent of the Fund's undistributed current earnings and profits and then may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.
If you are a resident or a citizen of the U.S., by law, backup withholding at a 24% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
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Shareholders will receive information after the end of each year setting forth the amount of dividends and long-term capital gains distributed to them by the Fund during the prior year. Likewise, the amount of tax-exempt income, including any tax-exempt income subject to AMT, that the Fund distributes will be reported and such income must be reported on the shareholder’s U.S. federal income tax return. The AMT is a separate tax system that operates in parallel to the regular federal income tax system but eliminates many deductions and exclusions. The AMT has different tax rates and treats as taxable certain types of income that are nontaxable for regular income tax purposes. The interest on certain “private activity” municipal bonds is taxable income for AMT purposes. If a taxpayer’s overall AMT liability is higher than regular income tax liability, then the taxpayer owes the regular income tax liability plus the difference between the AMT liability and the regular income tax liability.
Taxes When Shares Are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. Each “creator” or authorized participant (an “Authorized Participant”) has entered into an agreement with the Fund's Distributor, an affiliate of BFA. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units.
A creation transaction, which is subject to acceptance by the Distributor and the Fund, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities, assets or other positions (a “creation basket”), and an amount of cash (including any cash representing the value of substituted securities, assets or other positions), if any, which together approximate the holdings of the Fund in exchange for a specified number of Creation Units. Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities, assets or other positions (a “redemption basket”) held by the Fund and an amount of cash (including any portion of such securities for which cash may be substituted). The Fund may substitute cash in a creation transaction for any security that may be unavailable or not available in sufficient quantity for delivery to the Fund among other reasons. As a result, Creation Units may be issued for a substantial portion of cash. Additionally, the Fund may substitute cash in a redemption transaction for any security and Creation Units may be redeemed for a substantial portion of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. Creation and
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redemption baskets may differ and the Fund will accept “custom baskets.” More information regarding custom baskets is contained in the Fund's SAI.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
Only an Authorized Participant may create or redeem Creation Units with the Fund. Authorized Participants may create or redeem Creation Units for their own accounts or for customers, including, without limitation, affiliates of the Fund.
In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined in Rule 144A under the 1933 Act, will not be able to receive restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant that has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
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Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 50 Hudson Yards, New York, NY 10001.
BFA or its affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, data provision services, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments or other financial incentives it is eligible to receive. Therefore, such payments or other financial incentives offered or made to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its affiliates.
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Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)

	iShares National Muni Bond ETF
	Year Ended 02/29/24	Year Ended 02/28/23	Year Ended 02/28/22	Year Ended 02/28/21	Year Ended 02/29/20
Net asset value, beginning of year	$105.44	$112.61	$115.31	$117.12	$109.84
Net investment income(a)	2.96	2.41	2.07	2.42	2.75
Net realized and unrealized gain (loss)(b)	2.42	(7.29)	(2.69)	(1.79)	7.27
Net increase (decrease) from investment operations	5.38	(4.88)	(0.62)	0.63	10.02
Distributions from net investment income(c)	(2.90)	(2.29)	(2.08)	(2.44)	(2.74)
Net asset value, end of year	$107.92	$105.44	$112.61	$115.31	$117.12
Total Return(d)
Based on net asset value	5.20%	(4.32)%	(0.54)%	0.55%	9.21%
Ratios to Average Net Assets(e)
Total expenses	0.07%	0.07%	0.07%	0.07%	0.07%
Net investment income	2.79%	2.27%	1.78%	2.10%	2.42%
Supplemental Data
Net assets, end of year (000)	$36,791,157	$31,411,694	$24,188,200	$20,814,111	$16,548,522
Portfolio turnover rate(f)	27%	20%	9%	10%	8%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f) Portfolio turnover rate excludes in-kind transactions, if any.
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Index Provider
The Underlying Index is owned, maintained and administered by IDI. IDI is not affiliated with the Trust, BFA, the Distributor or any of their respective affiliates.
BFA or its affiliates have entered into a license agreement with the Index Provider to use the Underlying Index. BFA, or its affiliates, sublicenses rights in the Underlying Index to the Trust at no charge.
Disclaimers
ICE® is a trademark of IDI or its affiliates and has been licensed, along with the Underlying Index, for use by BlackRock, Inc. and its affiliates (“BlackRock”) in connection with the Fund. Neither BlackRock, Inc., the Trust nor the Fund, as applicable, is sponsored, endorsed, sold or promoted by IDI, its affiliates or its third party suppliers (“IDI and its Suppliers”). IDI and its Suppliers make no representations or warranties regarding the advisability of investing in securities generally, in the Fund particularly, the Trust or the ability of the Underlying Index to track general market performance. IDI’s only relationship to BlackRock is the licensing of certain trademarks and trade names and the Underlying Index or components thereof. The Underlying Index is determined, composed and calculated by IDI without regard to BlackRock or the Fund or its holders. IDI has no obligation to take the needs of BlackRock or the holders of the Fund into consideration in determining, composing or calculating the Underlying Index. IDI is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be priced, sold, purchased, or redeemed. Except for certain custom index calculation services, all information provided by IDI is general in nature and not tailored to the needs of BlackRock or any other person, entity or group of persons. IDI has no obligation or liability in connection with the administration, marketing, or trading of the Fund. IDI is not an investment adviser. Inclusion of a security within an index is not a recommendation by IDI to buy, sell, or hold such security, nor is it considered to be investment advice.
IDI AND ITS SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE UNDERLYING INDEX, INDEX DATA AND ANY INFORMATION INCLUDED IN, RELATED TO, OR DERIVED THEREFROM (“INDEX DATA”). IDI AND ITS SUPPLIERS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE UNDERLYING INDEX AND THE INDEX DATA, WHICH ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK.
The past performance of the Underlying Index is not a guide to future performance. BFA and its affiliates do not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA
29

and its affiliates shall have no liability for any errors, omissions or interruptions therein. BFA and its affiliates make no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA or its affiliates have any liability for any special, punitive, direct, indirect, consequential or any other damages (including lost profits), even if notified of the possibility of such damages.
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Want to know more?
iShares.com  | 1-800-474-2737
Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at www.iShares.com. Copies of the Prospectus, SAI, shareholder reports and other information, as applicable and when available, can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is, or will be, available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual Report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 1 University Square Drive, Princeton, NJ 08540
Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
©2024 BlackRock, Inc. All rights reserved. iSHARES® and BLACKROCK®are registered trademarks of BFA and its affiliates. All other marks are the property of their respective owners.
Investment Company Act File No.: 811-09729
IS-P-MUB-0624

June 28, 2024

2024 Prospectus
iShares Trust
• iShares New York Muni Bond ETF | NYF | NYSE ARCA

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

ICE® is a trademark of ICE Data Indices, LLC or its affiliates and has been licensed for use for certain purposes by BlackRock Fund Advisors or its affiliates. iShares® and BlackRock® are registered trademarks of BlackRock Fund Advisors and its affiliates.
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iSHARES® NEW YORK MUNI BOND ETF
Ticker: NYFStock Exchange: NYSE Arca
Investment Objective
The iShares New York Muni Bond ETF (the “Fund”) seeks to track the investment results of an index substantially composed of investment-grade municipal bonds issued in the State of New York.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except: (i) the management fees, (ii) interest expenses, (iii) taxes, (iv) expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, (v) distribution fees or expenses, and (vi) litigation expenses and any extraordinary expenses.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)[1]
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[2]	Total Annual Fund Operating Expenses
0.25%	None	0.00%	0.25%

1
Operating expenses paid by BFA under the Investment Advisory Agreement exclude acquired fund fees and expenses, if any.
2
The amount rounded to 0.00%.
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$26	$80	$141	$318
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Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 31% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to track the investment results of the ICE AMT-Free New York Plus Municipal Index (the “Underlying Index”), which generally measures the performance of U.S. dollar denominated investment grade tax-exempt debt publicly issued in the U.S. domestic market by the state of New York and its political subdivisions. The Underlying Index includes a 5% weighting to U.S. dollar denominated investment grade tax-exempt debt publicly issued in the U.S. domestic market by states other than New York and such states' political subdivisions. As of February 29, 2024, there were 6,551 issues from New York and 19,372 issues from U.S. states excluding New York in the Underlying Index. As of February 29, 2024, a significant portion of the Underlying Index is represented by municipal bonds. The components of the Underlying Index are likely to change over time.
The Underlying Index includes municipal bonds issued in the State of New York (the “State” or “New York”), the interest of which is exempt from Federal income taxes and not subject to alternative minimum tax. Each bond in the Underlying Index must have a rating of at least BBB- by Standard & Poor’s® Global Ratings, a subsidiary of S&P Global, Baa3 by Moody’s Investors Service, Inc., or BBB- by Fitch Ratings, Inc. A bond must be rated by at least one of these three rating agencies in order to qualify for the Underlying Index, and the lowest rating will be used in determining if the bond is investment grade. Each bond in the Underlying Index must be a constituent of an offering where the original offering amount was at least $20 million and have a minimum par amount (i.e., currently outstanding face value) of $5 million. In addition, each bond must have a minimum remaining term to final maturity greater than or equal to one calendar month to be included in the Underlying Index. The Underlying Index also includes municipal bonds issued in U.S. states other than New York that are subject to the same selection criteria. The Underlying Index is a market-value weighted index and is subject to a capping methodology that aims at reducing index concentration. The Underlying Index is rebalanced on the last calendar day of the month.
BFA uses an indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve
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lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of an applicable underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market value and industry weightings), fundamental characteristics (such as return variability, duration (i.e., a security's price sensitivity to a change in interest rates), maturity or credit ratings and yield) and liquidity measures similar to those of an applicable underlying index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund will invest at least 80% of its assets in the component securities of the Underlying Index, and the Fund will invest at least 90% of its assets in fixed income securities of the types included in the Underlying Index that BFA believes will help the Fund track the Underlying Index. The Fund will invest no more than 10% of its assets in futures, options and swaps contracts that BFA believes will help the Fund track the Underlying Index as well as in fixed income securities other than the types included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. Cash and cash equivalent investments associated with a derivative position will be treated as part of that position for the purposes of calculating the percentage of investments included in the Underlying Index. The Fund generally holds municipal bond securities issued by New York and its municipalities whose interest payments are exempt from U.S. federal and New York state income taxes and the federal alternative minimum tax (“AMT”). As of the date of this Prospectus, interest that is exempt from U.S. federal income tax is also exempt from the federal Medicare contribution tax of 3.8% on “net investment income.” In addition, the Fund intends to invest any cash assets in one or more affiliated municipal money market funds, which may be advised by BFA or its affiliates. The Fund seeks to track the investment results of the Underlying Index before fees and expenses of the Fund.
The Underlying Index is sponsored by ICE Data Indices, LLC (the “Index Provider” or “IDI”), which is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
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Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective. Certain key risks are prioritized below (with others following in alphabetical order), but the relative significance of any risk is difficult to predict and may change over time. You should review each risk factor carefully.
New York Municipal Securities Risk. Because the Fund invests substantially in New York municipal securities, it is more exposed to adverse political, economic and regulatory developments within the State than a fund that invests more widely.
Municipal Securities Risk. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the inability to collect revenues from such projects or assets. Certain municipal securities are issued by entities with limited taxing authority such as school districts, or are dependent on revenue from a particular sector or industry, such as the utilities sector, infrastructure sector, or transportation industry.
Interest Rate Risk. Interest rate risk refers to fluctuations in the value of a fixed-income security due to changes in the general level of interest rates. An increase in interest rates generally will cause the value of fixed-income securities to decline. Securities with longer maturities generally are more sensitive to interest rate changes and subject to greater fluctuations in value. Changes in interest rates may have unpredictable effects on fixed-income markets and result in heightened market volatility and lower liquidity for certain instruments, all of which may adversely affect the Fund’s performance. Interest rate changes can be sudden and unpredictable and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for fixed-income securities.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, pandemics or other public health issues, recessions, the prospect or occurrence of a sovereign default or other financial crisis, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.
Index-Related Risk. The Index Provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither
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the Fund nor BFA can offer assurances that the Index Provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the Index Provider may not identify or correct them promptly or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider and could cause the Index Provider to postpone a scheduled rebalance. This could cause the Underlying Index to vary from its normal or expected composition.
Asset Class Risk. The securities and other assets in the Underlying Index or in the Fund’s portfolio may underperform in comparison to financial markets generally, a particular financial market, another index, or other asset classes.
Authorized Participant Concentration Risk. An “Authorized Participant” is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows the Authorized Participant to place orders for the purchase and redemption of creation units (“Creation Units”). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. There are a limited number of institutions that may act as Authorized Participants for the Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in creation or redemption transactions. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for the Fund and no other Authorized Participant places orders, Fund shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund's income, or in securities with greater risks or with other less favorable features.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities or other assets of one or more issuers, countries or other geographic units, markets, industries, project types, or asset classes.
Credit Risk. Debt issuers and other counterparties may be unable or unwilling to make timely interest and/or principal payments when due or otherwise honor their obligations. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also adversely affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on an issuer's or counterparty's financial condition and on the terms of an obligation.
Cybersecurity Risk. Failures or breaches of the electronic systems of
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the Fund, its adviser, distributor, Index Provider, other service providers, counterparties, or issuers of assets in which the Fund invests may cause disruptions that negatively impact the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. The Fund cannot control the cybersecurity plans and systems of its service providers, counterparties, and other third parties whose activities affect the Fund.
Income Risk. The Fund's income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds.
Issuer Risk. The performance of the Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value of securities or other assets may decline, or perform differently from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.
Management Risk. The Fund is not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets. As the Fund will not fully replicate the Underlying Index and may hold securities or other assets not included in the Underlying Index, it is subject to the risk that the investment strategy of BFA may not produce the intended results. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares (including through a trading halt), losses from trading in secondary markets, periods of high volatility, and disruptions in the process of creating and redeeming Fund shares. Any of these factors, among others, may lead to the Fund’s shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund shares.
Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that, compared with funds that are classified as “diversified,” the Fund may invest a greater percentage of its assets in securities or other instruments representing a small number of issuers or counterparties and thus may be more susceptible to the risks associated with these particular issuers or counterparties. As a result, the Fund's performance may depend to a greater extent on the performance of a small number of issuers or counterparties, which may lead to more volatility in the Fund’s NAV.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not
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limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Risk of Investing in the U.S. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.
Tax Risk. There is no guarantee that the Fund's income will be exempt from U.S. federal or New York State income taxes, the federal AMT or the federal Medicare contribution tax of 3.8% on “net investment income.”
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
Valuation Risk. The price that the Fund could receive upon the sale (or other disposition) of a security or other asset may differ from the Fund’s valuation of the security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology. The price received by the Fund also may differ from the value used by the Underlying Index. In addition, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when investors are not able to purchase or sell Fund shares. Authorized Participants that create or redeem Fund shares on days when the Fund is holding fair-valued securities or other assets may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the securities or other assets not been fair valued or been valued using a different methodology. The ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
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Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns for 1, 5, and 10 years compare with the Underlying Index. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Calendar Year-by-Year Returns1

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The Fund’s year-to-date return as of March 31, 2024 was -0.51%.
The best calendar quarter return during the periods shown above was 7.34% in the 4th quarter of 2023; the worst was -5.74% in the 1st quarter of 2022.
Updated performance information, including the Fund’s current NAV, may be obtained by visiting our website at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).
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Average Annual Total Returns
(for the periods ended December 31, 2023)
	One Year	Five Years	Ten Years
(Inception Date: 10/4/2007)
Return Before Taxes	6.22%	1.98%	2.66%
Return After Taxes on Distributions[1]	6.21%	1.97%	2.65%
Return After Taxes on Distributions and Sale of Fund Shares[1]	4.68%	2.02%	2.60%
ICE AMT-Free New York Plus Municipal Index[2] (Index returns do not reflect deductions for fees, expenses, or taxes)	6.23%	2.13%	2.85%

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After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.
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Index returns through September 14, 2021 reflect the performance of the S&P New York AMT-Free Municipal Bond Index. Index returns beginning on September 15, 2021 reflect the performance of the ICE AMT-Free New York Municipal Index, which, effective as of September 15, 2021, replaced the S&P New York AMT-Free Municipal Bond Index as the Underlying Index of the Fund. On February 1, 2024, the name of the Fund’s Underlying Index changed from the ICE AMT Free New York Municipal Index to the ICE AMT-Free New York Plus Municipal Index.
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Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro and Karen Uyehara (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Ms. Uyehara have been Portfolio Managers of the Fund since 2011 and 2021, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Tax Information
The Fund intends to make distributions primarily from net tax-exempt income, although distributions of taxable capital gains may also occur. The Fund is generally not an appropriate investment for a 401(k) plan or an IRA. Please consult your personal tax advisor.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
On February 1, 2024, the name of the Fund’s Underlying Index changed from the ICE AMT Free New York Municipal Index to the ICE AMT-Free New York Plus Municipal Index.
BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.
ETFs are funds that trade like other publicly traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents an ownership interest in an underlying portfolio of securities and other instruments intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants and only in aggregations of a specified number of shares (“Creation Units”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
An index is a financial calculation, based on a grouping of financial instruments, and is not an investment product, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary for a number of reasons, including transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from the Fund's use of representative sampling or from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index. From time to time, the Index Provider may make changes to the methodology or other adjustments to the Underlying Index. Unless otherwise determined by BFA, any such change or adjustment will be reflected in the calculation of the Underlying Index performance on a going-forward basis after the effective date of such change or adjustment. Therefore, the Underlying Index performance shown for periods prior to the effective date of any such change or adjustment will generally not be recalculated or restated to reflect such change or adjustment.
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Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
The Fund's investment objective and the Underlying Index may be changed without shareholder approval.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments. The order of the below risk factors does not indicate the significance of any particular risk factor. The Fund discloses its portfolio holdings daily at www.iShares.com.
Asset Class Risk. The securities and other assets in the Fund’s portfolio or its Underlying Index may underperform in comparison to other indexes that track, or assets that represent, other countries or geographic units, industries, markets, market segments, or asset classes. Various types of securities, other assets and indexes may experience cycles of outperformance and underperformance in comparison to financial markets generally. This divergence may be due to a number of factors including, among other things, inflation, interest rates, productivity, global demand for local products or resources, and regulation and governmental controls. This may cause the Fund to underperform other investment vehicles that invest in different asset classes.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. There are a limited number of institutions that may act as Authorized Participants for the Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in creation or redemption transactions. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for the Fund and no other Authorized Participant places orders, Fund shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for a Fund that invests in securities issued by non-U.S. issuers or instruments with lower trading volume. Such assets often entail greater settlement and operational complexity and higher capital costs for Authorized Participants, which may limit the number of Authorized Participants that engage with the Fund.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower yields, which would result in a
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decline in the Fund’s income, or in securities with greater risks or with other less favorable features.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities or other assets of one or more issuers, countries or other geographic units, markets, industries, project types, or asset classes. A Fund with investment concentration may be more adversely affected by the underperformance of those assets, may experience greater price volatility and may be more susceptible to adverse economic, market, political or regulatory impacts on those assets compared to a fund that does not concentrate its investments.
Credit Risk. Credit risk is the risk that the issuer or guarantor of a debt instrument or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments when due or otherwise honor its obligations. There are varying degrees of credit risk, depending on an issuer’s or counterparty’s financial condition and on the terms of an obligation, which may be reflected in the issuer’s or counterparty’s credit rating. There is the chance that the Fund’s portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), or that the market’s perception of an issuer’s creditworthiness may worsen, potentially reducing the Fund’s income level or share price.
Cybersecurity Risk. The Fund and entities that interact with the Fund are susceptible to operational, information security and related cybersecurity risks, both directly and through their service providers. These entities include, but are not limited to, the Fund’s adviser, distributor, other service providers (e.g., index and benchmark providers, accountants, custodians, transfer agents and administrators), counterparties, market makers, Authorized Participants, listing exchanges, other financial market operators, and governmental authorities. Cybersecurity risks are also present for issuers of securities or other assets in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such issuers to lose value. Cyber incidents can result from deliberate attacks or unintentional events. They include, but are not limited to, gaining unauthorized access to systems, misappropriating assets or sensitive information, corrupting or destroying data, and causing operational disruption. Geopolitical tensions may increase the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing.
Cybersecurity incidents may cause disruptions and impact business operations and may result in any of the following: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and other legal and compliance expenses. In addition, cyber incidents may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the
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Fund’s functioning inaccessible, inaccurate or incomplete. The Fund may incur substantial costs in order to resolve or prevent cyber incidents.
The Fund has established business continuity plans in the event of, and risk management systems to prevent, cyber incidents. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, that prevention and remediation efforts will not be successful or that cyber incidents will go undetected. Furthermore, the Fund cannot control the cybersecurity plans and systems of its service providers, counterparties, and other third parties whose activities affect the Fund. The Fund and its shareholders could be negatively impacted as a result.
Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds. The Index Provider’s substitution of bonds in the Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index’s stated maturity guidelines.
Index-Related Risk. The Fund seeks to achieve a return that corresponds generally to the price and yield performance, before fees and expenses, of its Underlying Index as published by the Index Provider. There is no assurance that the Index Provider or its agents will construct or calculate the Underlying Index accurately. While the Index Provider describes what the Underlying Index is designed to achieve, neither the Index Provider nor its agents provide any warranty or accept any liability regarding the quality, accuracy or completeness of the Underlying Index or its related data, and they do not guarantee that the Underlying Index will be in line with the Index Provider’s methodology. BFA also does not provide any warranty or guarantee against the Index Provider’s or any agent’s errors.
The Index Provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor BFA can offer assurances that the Index Provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the Index Provider may not identify or correct them promptly or at all, particularly for indexes that are less commonly used as benchmarks. In addition, there may be heightened risks associated with the adequacy and reliability of information about emerging markets constituents, as such markets may have less information available or less regulatory oversight. Errors related to the Underlying Index may negatively or positively impact the Fund and its shareholders. For example, if the Underlying Index contains incorrect constituents, the Fund will have exposure to such constituents and will be underexposed to the Underlying Index’s other constituents. Shareholders should understand that any gains from the Index Provider’s errors will be kept by the Fund and its shareholders and any losses or costs from such errors will be borne by the Fund and its shareholders.
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Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider and could cause the Index Provider to postpone a scheduled rebalance to the Underlying Index. This could cause the Underlying Index to vary from its normal or expected composition. If a scheduled rebalance is postponed, index constituents that would otherwise be removed at the rebalance (due to, for example, changes in market capitalization or issuer credit ratings) may remain, causing the performance and constituents of the Underlying Index to vary from those expected under normal conditions. In addition, to the extent circumstances evolve between periodic index reviews and reconstitutions, the Underlying Index may include constituents that do not align with its objective or selection criteria, and the Fund tracking the Underlying Index may be similarly affected.
In addition to scheduled rebalances, the Index Provider or its agents may carry out ad hoc index rebalances due to reaching certain weighting constraints, unusual market conditions, corporate events, or corrections of errors. The Fund will in turn rebalance its portfolio to attempt to increase the correlation between the portfolio and the Underlying Index. The Fund and its shareholders will directly bear any transaction costs and market exposure from such portfolio rebalancing. Therefore, index-related errors and ad hoc rebalances may increase the Fund’s costs and tracking error.
Interest Rate Risk. Changes in interest rates may have unpredictable effects on fixed-income markets and result in heightened market volatility and lower liquidity for certain instruments, all of which may adversely affect the Fund’s performance. Interest rate changes can be sudden and unpredictable and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for fixed-income securities.
When interest rates rise, the value of fixed-income securities or other instruments sensitive to interest rates typically decreases. A measure that investors commonly use to determine this price sensitivity is called duration. Fixed-income securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. For example, if a bond has a duration of five years and interest rates rise, the price of the bond will likely decline by a greater percentage than for a bond with a one-year duration. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer duration, rising interest rates may cause the value of the Fund’s investments to decline significantly, which would adversely affect the value of the Fund. Changes in prevailing interest rates, particularly sudden and significant changes, may lead to fluctuations in the value of floating rate debt securities, as the rates for those securities typically reset only periodically. In addition, decreases in market-making capacity for fixed-income dealers may lead to lower trading volume, heightened volatility, wider bid-ask spreads and less transparent pricing in certain fixed-income markets.
During periods of very low or negative interest rates, a Fund may be unable to maintain positive returns or pay dividends to shareholders. Under certain market conditions when interest rates are set at low levels and the market prices of portfolio securities
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have increased, a Fund may have a very low or even negative yield, which would cause the Fund to lose money in certain conditions and time periods.
Issuer Risk. The performance of a Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value of securities or other assets may decline, or perform differently from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.
Management Risk. The Fund is not actively managed and invests in securities or other assets included in, or representative of, its Underlying Index, regardless of their investment merits. The Fund may be affected by a general decline in market segments related to its Underlying Index, and BFA generally does not attempt to invest the Fund’s assets in defensive positions under any market conditions, including declining markets. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track its Underlying Index. Because BFA uses a representative sampling indexing strategy, the Fund will not fully replicate its Underlying Index and may hold securities or other assets not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment strategy, whose implementation is subject to a number of constraints, may not produce the intended results. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of its Underlying Index or that the Fund will achieve its investment objective.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a financial instrument or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the particular instrument or asset, or factors that affect one or more issuers, counterparties, exchanges, countries or other geographic units, markets, industries, or asset classes. Local, regional or global events such as war, acts of terrorism, pandemics or other public health issues, recessions, the prospect or occurrence of a sovereign default or other financial crisis, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV. Changes in market and economic conditions generally do not have the same impact on all types of instruments and assets.
Market Trading Risk. The Fund faces numerous market trading risks, any of which may lead to its shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to the NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund shares.
Absence of an Active Primary Market. Although Fund shares are listed for trading on one or more stock exchanges, there can be no assurance that an active primary trading market for Fund shares will develop or be maintained by market makers or Authorized Participants.
Secondary Listing Risks. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary
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listing is maintained. Fund shares also may be available to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for exchange listing or market trading. The Fund’s shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information that is available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to create or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts to NAV than might be experienced at times when the Fund accepts creation and redemption orders. Securities held by the Fund may be traded in markets that close at a different time than an exchange on which Fund shares are traded. Liquidity in those securities may be reduced after the applicable closing time. As a result, during the time when the exchange is open but after the applicable market closing, fixing or settlement time, there may be wider bid/ask spreads on the exchange and a greater premium or discount to NAV.
In stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, and an investor may be unable to sell their Fund shares.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or for other reasons. In times of extraordinary market volatility, Fund shares may be subject to trading halts pursuant to “circuit breaker” rules of a stock exchange or market. If there is a trading halt or unanticipated closure of an exchange or market, an investor may be unable to purchase or sell Fund shares. In addition, if trading in certain securities or financial instruments is restricted, this may disrupt the Fund’s creation/redemption process, affect the price at which Fund shares trade in the secondary market, and result in the Fund being unable to trade certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio or accurately price its portfolio holdings and may incur substantial trading losses.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short. In addition, trading activity in derivative products based on the Fund may lead to increased trading volume and volatility in the secondary market for the shares of the Fund.
Fund Shares May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s portfolio holdings. The trading price of the Fund’s shares fluctuates throughout trading hours based on both market supply of and demand for Fund shares
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and the underlying value of the Fund’s portfolio holdings or NAV. As a result, the trading prices of the Fund’s shares may deviate significantly from NAV during times of market volatility, significant redemption requests, or other unusual market conditions
However, because Fund shares can be created and redeemed in Creation Units at NAV, BFA believes that large discounts or premiums to the Fund’s NAV are not likely to be sustained over the long term (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs). While the creation/redemption feature is designed to make it more likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or other market participants, and during periods of significant market volatility, may result in trading prices for shares of the Fund that differ significantly from its NAV. Authorized Participants may be less willing to create or redeem the Fund’s shares if there is a lack of an active market for such shares or the Fund’s underlying investments, which may contribute to the Fund’s shares trading at a premium or discount to NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling Fund shares through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “spread,” which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The spread varies over time for Fund shares based on trading volume and market liquidity. It is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. Increased market volatility also may cause wider spreads. In addition, there may be regulatory and other charges that are incurred as a result of trading activity. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results, and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.
Municipal Securities Risk. Municipal securities include both general obligation bonds (bonds secured by the full faith and credit of the issuer) and limited obligation bonds (or “Revenue Bonds”). All municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Additionally, certain municipal securities may be issued by entities with limited taxing authority, which could limit or prevent tax increases necessary to make continued payments of principal and interest.
Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency.
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There is also the risk that corruption may negatively affect municipal issuers, including corruption related to a particular project from which payments on a security are derived, resulting in delays and cost overruns.
There may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities. As a result, municipal securities may be more difficult for the Fund to value accurately than the securities of public companies. Municipal securities may also be harder to buy and sell compared to taxable bonds and non-municipal securities, especially on short notice. Because the Fund invests a significant portion of its portfolio in municipal securities, the Fund’s portfolio is subject to greater exposure to illiquidity risk than a fund that invests in comparable taxable bonds or non-municipal securities.
The Fund and BFA will rely on the opinion of issuers’ bond counsel on the tax-exempt status of interest on municipal bonds. Neither the Fund nor BFA will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect, potentially resulting in the Fund and its shareholders being subject to substantial tax liabilities. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.
Revenue Bonds are backed by current or anticipated revenues from a specific project or specific assets and can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues from the project or the assets. Additionally, the market values of Revenue Bonds may decline in times of higher inflation to the extent that revenues are fixed income streams. In other instances, the prices that an issuer is able to charge users of its assets may be linked to inflation, whether by government regulation, contractual arrangement or other factors. Rising interest rates could result in higher costs of capital for certain issuers, which could negatively impact their ability to meet payment obligations. In this case, changes in the rate of inflation may affect the issuer’s revenues. Because many municipal securities are issued to finance projects, such as those related to education, health care, housing, transportation, utilities, and water and sewer, conditions in one or more of these sectors can affect the overall municipal market. Adverse conditions and developments affecting a particular project can result in lower revenues to an issuer of the municipal securities and, by extension, adversely affect payments of principal and interest on, or the market value of, such securities.
Additionally, certain municipal securities are issued by entities dependent on revenue from a particular sector and thus are subject to the specific risks associated with that sector.
Risk of Investing in Infrastructure-Related Municipal Securities. Entities that issue municipal securities related to infrastructure (“infrastructure issuers”) may be subject to a variety of factors that could adversely affect their capacity to make principal and interest payments, such as high interest costs in connection with capital construction programs, high degrees of leverage, costs associated with governmental, environmental and other regulations, the effects of economic slowdowns, increased competition from other providers of services, uncertainties concerning costs, the level of government spending on infrastructure projects, and other factors. Such issuers may be adversely affected by commodity price volatility, changes in exchange rates,
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import controls, depletion of resources, technological developments, and labor relations. Infrastructure issuers can be significantly affected by government spending policies.
Leverage Risk. Infrastructure issuers can be highly indebted, which increases investment risk and other risks normally associated with debt financing, which could adversely affect such an issuer’s operations and the market value of related municipal securities in periods of rising interest rates.
Operations Risk. The failure of an infrastructure issuer to carry adequate insurance or to operate its assets appropriately could lead to significant losses. Infrastructure may be adversely affected by environmental clean-up costs and catastrophic events such as earthquakes, hurricanes and terrorist acts.
Regulatory Risk. Infrastructure projects may be subject to significant regulation by various governmental authorities and also may be affected by regulation of rates charged to customers, service interruption due to environmental, operational or other events, the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.
Strategic Asset Risk. Infrastructure issuers may control significant strategic assets (e.g., major pipelines or highways), which are assets that have a national or regional profile, and may have monopolistic characteristics. Given their national or regional profile or irreplaceable nature, strategic assets could generate additional risk not common in other industry sectors and they may be targeted for terrorist acts or adverse political actions.
User Risk. Infrastructure issuers can be dependent upon a narrow user base. If these users do not patronize infrastructure projects as expected, significant revenues could be lost and may not be replaceable, in which case infrastructure issuers may fail to pay their obligations.
Risk of Investing in Municipal Securities Issued By School Districts. School districts rely, in part, on funding appropriations from, among others, the federal government and state governments. As a result, municipal securities issued by school districts may be adversely affected by political and economic changes at the state or federal levels, such as decreased tax or other revenues, spending reductions or changes in appropriations. Municipal securities that are issued to finance a particular school district project often depend on revenues from ad valorem taxes (i.e., property taxes) to make principal and interest payments. Investors in these securities, similar to investors in municipal securities generally, face heightened risk of loss upon insolvency of the school district issuers because there is often no ready source of funding to pay principal and interest other than the local tax base, which a bankruptcy court or administrator does not control.
Risk of Investing in Transportation Infrastructure-Related Municipal Securities. The transportation infrastructure industry may be adversely affected by economic changes, increases in fuel and other operating costs, labor relations, insurance costs, and, in many jurisdictions, the effects of regulatory changes or other government decisions.
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Municipal securities that are issued to finance a particular transportation project (e.g., toll roads) often depend on revenues from that project to make principal and interest payments.
Risk of Investing in Utility-Related Municipal Securities. Certain municipal securities are issued by public bodies, including state and municipal utility authorities, to, among other things, finance the operation or expansion of utility entities. Various future economic and other conditions may adversely affect utility entities, including inflation, increases in financing requirements, increases in raw material costs and other operating costs, changes in demand for services and the effects of environmental and other governmental regulations. Certain utilities are subject to specific risks. For example, gas utilities are subject to risks of supply conditions and increased competition from other providers of utility services. In addition, gas utilities are affected by gas prices, which may be magnified to the extent that a gas utility enters into long-term contracts for the purchase or sale of gas at a fixed price, since such prices may change significantly and to the disadvantage of the gas utility.
New York Municipal Securities Risk. The Fund will invest significantly in municipal securities issued by or on behalf of the State of New York and The City of New York. Risks affecting issuers of New York municipal securities include, but are not limited to, the costs of provision of care for asylum seekers, the impact of COVID-19 on State revenue sources and the State’s financial condition; general economic and business conditions; the condition of the national and State economies and the collection of economically sensitive tax receipts in the amounts projected; national and international events; inflation; consumer confidence; commodity prices; supply chain disruptions; major terrorist events, hostilities or war; climate change and extreme weather events; severe epidemic or pandemic events; cybersecurity threats; federal funding laws and regulations; financial sector compensation; monetary policy affecting interest rates and the financial markets; credit rating agency actions; the impact of financial and real estate market developments on bonus income and capital gains realizations; technology industry developments and employment; the effect of household debt on consumer spending and State tax collections; the outcome of litigation and other claims affecting the State, The City of New York and other New York public bodies; Federal tax law changes; actions by the Federal government to reduce or disallow expected aid, including Federal aid authorized or appropriated by Congress, but subject to sequestration, administrative actions, or other actions that would reduce aid to the State; wage and benefit increases for State employees that exceed projected annual costs; changes in the size of the State’s workforce; the realization of the projected rate of return for pension fund assets and current assumptions with respect to wages for State employees affecting the State’s required pension fund contributions; the willingness and ability of the federal government to provide the aid expected in the State’s Financial Plan; the ability of the State to implement cost reduction initiatives, including reductions in State agency operations; the success with which the State controls expenditures; unanticipated growth in public assistance programs, including the assumed level of utilization of newly expanded benefits; and the ability of the State of New York, The City of New York and other New York public bodies to issue securities successfully in the public credit markets. For additional information on New York State and New York City specific risks, see
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Statement of Additional Information — Special Considerations Regarding Investments in New York Municipal Securities.
Non-Diversification Risk. A Fund that is classified as “non-diversified” may invest a greater percentage of its assets in securities or other instruments representing a small number of issuers or counterparties, compared with funds that are classified as “diversified.” A non-diversified Fund thus may be more susceptible to the risks associated with these particular issuers or counterparties. The gains and losses on such holdings may have a greater impact on a non-diversified Fund’s performance than they would on the performance of a diversified Fund, and a non-diversified Fund’s NAV may be more volatile.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Risk of Investing in the U.S. Investing in U.S. issuers involves legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. A decrease in imports or exports, changes in trade regulations, inflation, an economic recession, financial system stress, or political turmoil, among other risks, may have an adverse effect on the U.S. economy and the securities listed on U.S. exchanges. The U.S. is also subject to the risk of natural disasters, such as droughts, earthquakes, fires and floods. U.S. security risks include acts of terrorism, internal unrest and a deterioration in relations between the U.S. and certain countries. Any of these may adversely affect the U.S. economy, financial markets or issuers.
Governmental agencies project that the U.S. will maintain elevated public debt levels for the foreseeable future. Although elevated debt levels do not necessarily indicate or cause economic problems, the costs of servicing such debt may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system.
Tax Risk. There is no guarantee that the Fund’s income will be exempt from U.S. federal or New York State personal income taxes, the AMT or the federal Medicare contribution tax of 3.8% on “net investment income.” The Index Provider relies on the bond issuer’s prospectus disclosure of the opinion from its counsel as to the tax-exempt status of the investment. Similarly, for municipal bonds not represented in the Underlying Index, BFA will rely on prospectus disclosure of the tax opinion from the bond issuer’s counsel. Neither BFA nor the Fund guarantees that these opinions are correct, and there is no assurance that the Internal Revenue Service (“IRS”) will agree with the bond counsel’s opinion. Issuers or other parties generally enter into covenants requiring continuing compliance with U.S. federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did
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not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the security could decline significantly in value. For municipal bonds not included in the Underlying Index, BFA will generally seek to obtain bonds that pay interest that is exempt from U.S. federal and New York State personal income taxes and the federal AMT. The interest on any money market instruments held by the Fund may be subject to the federal AMT or the federal Medicare contribution tax.
Events occurring after the date of issuance of a municipal bond or after the Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for U.S. federal and New York State personal income tax or federal AMT or federal Medicare contribution tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Also, although the Fund does not expect to do so, its investment policies permit it to invest up to 20% of its assets in securities the interest of which is subject to ordinary income tax, AMT or the federal Medicare contribution tax. U.S. federal or state changes in income, federal AMT or the federal Medicare contribution tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
Valuation Risk. The price that the Fund could receive upon the sale (or other disposition) of a security or other asset may differ from the Fund’s valuation of the security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology. The price received by the Fund also may differ from the value used by the Underlying Index (if applicable). Because non-U.S. exchanges or markets may be open on days or during time periods when the Fund does not price its shares, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when investors are not able to purchase or sell Fund shares.
In addition, for purposes of calculating the Fund's NAV, the value of assets denominated in non-U.S. currencies (if any) is translated into U.S. dollars at the prevailing market rates. This translation may result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which,
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in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index. Authorized Participants that create or redeem Fund shares on days when the Fund is holding fair-valued securities or other assets may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the securities or other assets not been fair valued or been valued using a different methodology. The ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies. The order of the below risk factors does not indicate the significance of any particular risk factor.
Close-Out Risk for Qualified Financial Contracts. Regulations adopted by global prudential regulators require counterparties that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent a Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and also prohibit a Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit risk and other risks to a Fund.
Illiquid Investments Risk. The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and any security or instrument held by the Fund may be deemed an illiquid investment pursuant to the Fund’s liquidity risk management program. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. An investment may be illiquid due to, among other things, the reduced number and capacity of traditional market participants to make a market in securities or instruments or the lack of an active market for such securities or instruments. To the extent that the Fund invests in securities or instruments with substantial market and/or credit risk, the Fund will tend to have increased exposure to the risks associated with illiquid investments. Illiquid investments may be harder to value, especially in changing markets. Although the Fund primarily seeks to redeem shares of the Fund on an in-kind basis, if the Fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption
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requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the Fund may be greater than normal. Other market participants may be attempting to liquidate holdings at the same time as the Fund, causing increased supply of the Fund’s underlying investments in the market and contributing to illiquid investments risk and downward pricing pressure. In addition, if the Fund is limited in its ability to sell illiquid investments during periods when shareholders are redeeming their shares, the Fund will need to sell liquid securities to meet redemption requests and illiquid securities will become a larger portion of the Fund’s holdings. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund's NAV.
Large Shareholder and Large-Scale Redemption Risk. Certain shareholders of the Fund, including an Authorized Participant, a third-party investor, the Fund’s adviser, an affiliate of the Fund’s adviser, a market maker, or another entity, may from time to time own or manage a substantial amount of Fund shares or may hold their investment in the Fund for a limited period of time. These shareholders may also pledge or loan Fund shares (to secure financing or otherwise), which may result in the shares becoming concentrated in another party. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment or that the size of the Fund would be maintained. Redemptions of a large number of Fund shares may adversely affect the Fund’s liquidity and net assets. To the extent the Fund permits redemptions in cash, these redemptions may force the Fund to sell portfolio securities or other assets when it might not otherwise do so, which may negatively impact the Fund’s NAV, have a material effect on the market price of Fund shares, increase the Fund’s brokerage costs, accelerate the realization of taxable income and/or capital gains, and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such tax year. The Fund also may be required to sell its more liquid investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price.
To the extent these large shareholders transact in Fund shares on the secondary market, such transactions may account for a large percentage of the trading volume for Fund shares and may, therefore, have a material upward or downward effect on the market price of the shares. In addition, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, diluting its investment returns.
Threshold/Underinvestment Risk. If certain aggregate and/or fund-level ownership thresholds are reached through transactions undertaken by BFA, its affiliates or the Fund, or as a result of third-party transactions or actions by an issuer or regulator, the ability of BFA and its affiliates on behalf of clients (including the Fund) to purchase or dispose of investments, exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. The capacity of the Fund to invest in
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certain securities or other assets may be affected by the relevant threshold limits, and such limitations may have adverse effects on the liquidity and performance of the Fund’s portfolio holdings. To the extent a Fund tracks an index, such limits may increase the risk of the Fund being underinvested in an asset relative to its Underlying Index and increase the risk of tracking error.
For example, ownership limits may apply to securities whose issuers operate in certain regulated industries or in certain international markets. Such limits also may apply where the investing entity (such as the Fund) is subject to corporate or regulatory ownership restrictions or invests in certain futures or other derivative transactions. In certain circumstances, aggregate and/or fund-level amounts invested or voted by BFA and its affiliates for their proprietary accounts and for client accounts (including the Fund) may not exceed the relevant limits without the grant of a license or other regulatory or corporate consent. In other cases, exceeding such thresholds may cause BFA and its affiliates, the Fund or other client accounts to suffer disadvantages or business restrictions.
Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund's SAI. The Fund discloses its portfolio holdings daily at www.iShares.com. Fund fact sheets providing information regarding the Fund's top holdings are posted on www.iShares.com when available and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Fund. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, and litigation expenses and any extraordinary expenses (as determined by a majority of the Trustees who are not “interested persons” of the Trust). Operating expenses paid by BFA under the Investment Advisory Agreement exclude acquired fund fees and expenses, if any.
For the fiscal year ended February 29, 2024, BFA was paid a management fee from the Fund, as a percentage of the Fund’s average daily net assets, at the annual rate of 0.25%.
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BFA may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”). As of March 31, 2024, BFA and its affiliates provided investment advisory services for assets of approximately $10.5 trillion. BFA and its affiliates trade and invest for their own accounts in the actual securities and types of securities in which the Fund may also invest, which may affect the price of such securities.
A discussion regarding the basis for the approval by the Trust's Board of Trustees (the “Board”) of the Investment Advisory Agreement with BFA is available in the Fund's Semi-Annual Report for the period ended August 31.
Portfolio Managers. James Mauro and Karen Uyehara are primarily responsible for the day-to-day management of the Fund. The Portfolio Managers are responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their respective portfolio management teams to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of their respective portfolio management teams who have more limited responsibilities.
James Mauro has been employed by BFA or its affiliates as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since 2011.
Karen Uyehara has been employed by BFA or its affiliates as a senior portfolio manager since 2010. Prior to that, Ms. Uyehara was a portfolio manager at Western Asset Management Company (WAMCO). Ms. Uyehara has been a Portfolio Manager of the Fund since 2021.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. JPMorgan Chase Bank, N.A. is the administrator, custodian and transfer agent for the Fund.
Conflicts of Interest. The investment activities of BFA and its affiliates (including BlackRock and its subsidiaries (collectively, the “Affiliates”)), and their respective directors, officers or employees, in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and its Affiliates provide investment management services to other funds and discretionary managed accounts that may follow investment programs similar to that of the Fund. BFA and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more Affiliates act, or may act, as an investor, research provider, investment manager, commodity pool operator, commodity trading advisor, financier, underwriter,
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adviser, trader, lender, index provider, agent and/or principal, and have other direct and indirect interests in securities, currencies, commodities, derivatives and other instruments in which the Fund may directly or indirectly invest. The Fund may invest in securities of, or engage in other transactions with, companies with which an Affiliate has significant debt or equity investments or other interests. The Fund may also invest in issuances (such as structured notes) by entities for which an Affiliate provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. The Fund also may invest in securities of, or engage in other transactions with, companies for which an Affiliate provides or may in the future provide research coverage. An Affiliate may have business relationships with, and purchase or distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund. This may include transactions in securities issued by other open-end and closed-end investment companies (which may include investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”)). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate having positions in certain securities that are senior or junior to, or have interests different from or adverse to, the securities that are owned by the Fund.
Neither BlackRock nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. The results of the Fund's investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by BlackRock or an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
In addition, the Fund may, from time to time, enter into transactions in which BFA or an Affiliate or its or their directors, officers, employees or clients have an adverse interest. Furthermore, transactions undertaken by clients advised or managed by BFA or its Affiliates may adversely impact the Fund. Transactions by one or more clients or by BFA or its Affiliates or their directors, officers or employees may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to BFA or one or more Affiliates and/or their internal policies designed to comply with such restrictions.
Under an ETF Services Agreement, the Fund has retained BlackRock Investments, LLC (the “Distributor” or “BRIL”), an Affiliate of BFA, to perform certain order processing, Authorized Participant communications, and related services in connection with the
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issuance and redemption of Creation Units of the Fund (“ETF Services”). BRIL will retain a portion of the standard transaction fee received from Authorized Participants on each creation or redemption order from the Authorized Participant for the ETF Services provided. BlackRock collaborated with, and received payment from, Citibank, N.A. (“Citibank”) on the design and development of the ETF Services platform. Citibank may have, or from time to time may develop, additional relationships with BlackRock or funds managed by BFA and its affiliates.
It is also possible that, from time to time, BlackRock and/or its advisory clients (including other funds and separately managed accounts) may, subject to compliance with applicable law, purchase and hold shares of the Fund. The price, availability, liquidity, and (in some cases) expense ratio of the Fund may be impacted by purchases and sales of the Fund by BlackRock and/or its advisory clients.
The activities of BFA and its Affiliates and their respective directors, officers or employees may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange or otherwise in the secondary market. The Fund's shares trade under the ticker symbol “NYF.”
Buying or selling Fund shares on an exchange or other secondary market involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you may incur a brokerage commission and other charges. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The Fund's spread may also be impacted by the liquidity or illiquidity
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of the underlying securities held by the Fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities.
The Fund does not impose restrictions on the frequency of purchases and redemptions of Fund shares directly with the Fund. The Board determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of Fund shares because the Fund generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. However, the Fund has taken certain measures (e.g., imposing transaction fees on purchases and redemptions of Creation Units and reserving the right to reject purchases of Creation Units under certain circumstances) to minimize the potential consequences of frequent cash purchases and redemptions by Authorized Participants, such as increased tracking error, disruption of portfolio management, dilution to the Fund, and/or increased transaction costs. Further, the vast majority of trading in Fund shares occurs on the secondary market, which does not involve the Fund directly, and such trading is unlikely to cause many of the harmful effects of frequent cash purchases or redemptions of Fund shares.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.
Section 12(d)(1) of the 1940 Act generally restricts investments by investment companies, including foreign and unregistered investment companies, in the securities of other investment companies. For example, a registered investment company (the “Acquired Fund”), such as the Fund, may not knowingly sell or otherwise dispose of any security issued by the Acquired Fund to any investment company (the “Acquiring Fund”) or any company or companies controlled by the Acquiring Fund if, immediately after such sale or disposition: (i) more than 3% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and any company or companies controlled by the Acquiring Fund, or (ii) more than 10% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and other investment companies and companies controlled by them. However, registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) in reliance on Rule 12d1-4 under the 1940 Act, the registered investment company must, among other things, enter into an agreement with the Trust. Foreign investment companies are permitted to invest in the Fund only up to the limits set forth in Section 12(d)(1), subject to any applicable SEC no-action relief.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of, and holds legal title to, all outstanding shares of the Fund.
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Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as the supply of and demand for ETF shares and underlying securities held by the Fund, economic conditions and other factors.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the close of regular trading hours of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund is determined pursuant to BFA’s valuation policies and procedures. BFA has been designated by the Board as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act.
The Fund values fixed-income portfolio securities using last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Fund's approved independent third-party pricing services, each in accordance with BFA's valuation policies and procedures. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller odd lot sizes. Odd lots often trade at lower prices than institutional round lots. An amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless BFA determines in good faith that such method does not represent fair value.
Generally, trading in non-U.S. securities and money market instruments is substantially completed each day at various times prior to the close of regular trading hours of the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
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When market quotations are not readily available or are believed by BFA to be unreliable, BFA will fair value the Fund’s investments in accordance with its policies and procedures. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of trading or other reasons, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, when there is a significant event subsequent to the most recent market quotation, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available. A “significant event” is deemed to occur if BFA determines, in its reasonable business judgment prior to or at the time of pricing the Fund’s assets or liabilities, that the event is likely to cause a material change to the last exchange closing price or closing market price of one or more assets held by, or liabilities of, the Fund.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
Dividends and Distributions.
General Policies. Dividends from net investment income, if any, generally are declared and paid at least once a year by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
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Note on Tax Information. The following sections summarize some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Certain states and localities may exempt from tax distributions attributable to interest from U.S. federal government obligations. Consult your personal tax advisor about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, in which case your distributions generally will be taxable when withdrawn, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares. In general, the Fund seeks to produce income that is generally exempt from federal income tax and will not benefit investors in tax deferred retirement accounts such as IRAs or investors not subject to federal income tax. Further, the Fund generally invests in securities that produce income that is generally exempt from New York's income tax, which will not provide any state tax benefit to investors who are not subject to New York's state income tax.
Taxes on Distributions.
Federal. Dividends paid by the Fund that are properly reported as tax-exempt interest dividends will not be subject to regular U.S. federal income tax. The Fund intends to invest its assets in a manner such that dividend distributions to its shareholders will generally be exempt from U.S. federal income taxation, including the federal AMT. Dividends paid by the Fund will be exempt from U.S. federal income tax (though not necessarily exempt from state and local taxation) to the extent of the Fund’s tax-exempt interest income as long as 50% or more of the value of the Fund’s assets at the end of each quarter is invested in state, municipal and other bonds that are excluded from gross income for U.S. federal income tax purposes and as long as the Fund properly reports such dividends as tax-exempt interest dividends.
Distributions from the Fund’s net investment income other than from net tax-exempt income, including distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, regardless of how long you have held the Fund’s shares. Long-term capital gains are eligible for taxation at a maximum rate of 15% or 20% for non-corporate shareholders, depending on whether their income exceeds certain threshold amounts. Taxable distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married and filing jointly) and of estates and trusts. In general, any taxable distributions are subject to U.S.
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federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. To the extent the Fund does not include the market discount in income as it accrues, gain on the Fund's disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.
If you lend your Fund shares pursuant to securities lending arrangements, you may lose the ability to treat Fund dividends (paid while the shares are held by the borrower) as tax-exempt income. Consult your financial intermediary or tax advisor.
If you are neither a resident nor a citizen of the U.S. or if you are a non-U.S. entity (other than a pass-through entity to the extent owned by U.S. persons), the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.
Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name,
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address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership, unless certain exceptions apply.
If the Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be taxable to you to the extent of the Fund's undistributed current earnings and profits and then may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.
If you are a resident or a citizen of the U.S., by law, backup withholding at a 24% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Shareholders will receive information after the end of each year setting forth the amount of dividends and long-term capital gains distributed to them by the Fund during the prior year. Likewise, the amount of tax-exempt income, including any tax-exempt income subject to AMT, that the Fund distributes will be reported and such income must be reported on the shareholder’s U.S. federal income tax return. The AMT is a separate tax system that operates in parallel to the regular federal income tax system but eliminates many deductions and exclusions. The AMT has different tax rates and treats as taxable certain types of income that are nontaxable for regular income tax purposes. The interest on certain “private activity” municipal bonds is taxable income for AMT purposes. If a taxpayer’s overall AMT liability is higher than regular income tax liability, then the taxpayer owes the regular income tax liability plus the difference between the AMT liability and the regular income tax liability.
New York. To the extent that the Fund’s interest income dividends are excluded from gross income for federal income tax purposes and are derived from interest payments on tax-exempt obligations issued by or on behalf of New York State and its political subdivisions and agencies, such dividends will be exempt from New York State and New York City personal income taxes to the extent that they are not otherwise limited. Distributions of the Fund to corporate taxpayers are not exempt from the New York State corporation franchise tax or the New York City general corporation tax. In addition, interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund generally will not be deductible for New York State or New York City personal income tax purposes.
Taxes When Shares Are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
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Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. Each “creator” or authorized participant (an “Authorized Participant”) has entered into an agreement with the Fund's Distributor, an affiliate of BFA. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units.
A creation transaction, which is subject to acceptance by the Distributor and the Fund, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities, assets or other positions (a “creation basket”), and an amount of cash (including any cash representing the value of substituted securities, assets or other positions), if any, which together approximate the holdings of the Fund in exchange for a specified number of Creation Units. Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities, assets or other positions (a “redemption basket”) held by the Fund and an amount of cash (including any portion of such securities for which cash may be substituted). The Fund may substitute cash for any Fund Security and Creation Units may be redeemed for a substantial portion of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. Creation and redemption baskets may differ and the Fund will accept “custom baskets.” More information regarding custom baskets is contained in the Fund's SAI.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
Only an Authorized Participant may create or redeem Creation Units with the Fund. Authorized Participants may create or redeem Creation Units for their own accounts or for customers, including, without limitation, affiliates of the Fund.
In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined in Rule 144A under the 1933 Act, will not be able to receive restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant that has executed an agreement with the Distributor with respect to
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creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
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Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 50 Hudson Yards, New York, NY 10001.
BFA or its affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, data provision services, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments or other financial incentives it is eligible to receive. Therefore, such payments or other financial incentives offered or made to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its affiliates.
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Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)

	iShares New York Muni Bond ETF
	Year Ended 02/29/24	Year Ended 02/28/23	Year Ended 02/28/22	Year Ended 02/28/21	Year Ended 02/29/20
Net asset value, beginning of year	$52.42	$56.09	$57.48	$58.43	$55.12
Net investment income(a)	1.33	1.11	1.06	1.15	1.24
Net realized and unrealized gain (loss)(b)	1.43	(3.70)	(1.39)	(0.96)	3.31
Net increase (decrease) from investment operations	2.76	(2.59)	(0.33)	0.19	4.55
Distributions from net investment income(c)	(1.29)	(1.08)	(1.06)	(1.14)	(1.24)
Net asset value, end of year	$53.89	$52.42	$56.09	$57.48	$58.43
Total Return(d)
Based on net asset value	5.36%	(4.62)%	(0.57)%	0.34%	8.33%
Ratios to Average Net Assets(e)
Total expenses	0.25%	0.25%	0.25%	0.25%	0.25%
Net investment income	2.52%	2.09%	1.83%	2.00%	2.18%
Supplemental Data
Net assets, end of year (000)	$662,835	$545,123	$544,101	$497,241	$487,913
Portfolio turnover rate(f)	31%	12%	8%	5%	7%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f) Portfolio turnover rate excludes in-kind transactions, if any.
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Index Provider
The Underlying Index is owned, maintained and administered by IDI. IDI is not affiliated with the Trust, BFA, the Distributor or any of their respective affiliates.
BFA or its affiliates have entered into a license agreement with the Index Provider to use the Underlying Index. BFA, or its affiliates, sublicenses rights in the Underlying Index to the Trust at no charge.
Disclaimers
ICE® is a trademark of IDI or its affiliates and has been licensed, along with the Underlying Index, for use by BlackRock, Inc. and its affiliates (“BlackRock”) in connection with the Fund. Neither BlackRock, Inc., the Trust nor the Fund, as applicable, is sponsored, endorsed, sold or promoted by IDI, its affiliates or its third party suppliers (“IDI and its Suppliers”). IDI and its Suppliers make no representations or warranties regarding the advisability of investing in securities generally, in the Fund particularly, the Trust or the ability of the Underlying Index to track general market performance. IDI’s only relationship to BlackRock is the licensing of certain trademarks and trade names and the Underlying Index or components thereof. The Underlying Index is determined, composed and calculated by IDI without regard to BlackRock or the Fund or its holders. IDI has no obligation to take the needs of BlackRock or the holders of the Fund into consideration in determining, composing or calculating the Underlying Index. IDI is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be priced, sold, purchased, or redeemed. Except for certain custom index calculation services, all information provided by IDI is general in nature and not tailored to the needs of BlackRock or any other person, entity or group of persons. IDI has no obligation or liability in connection with the administration, marketing, or trading of the Fund. IDI is not an investment adviser. Inclusion of a security within an index is not a recommendation by IDI to buy, sell, or hold such security, nor is it considered to be investment advice.
IDI AND ITS SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE UNDERLYING INDEX, INDEX DATA AND ANY INFORMATION INCLUDED IN, RELATED TO, OR DERIVED THEREFROM (“INDEX DATA”). IDI AND ITS SUPPLIERS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE UNDERLYING INDEX AND THE INDEX DATA, WHICH ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK.
The past performance of the Underlying Index is not a guide to future performance. BFA and its affiliates do not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA
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and its affiliates shall have no liability for any errors, omissions or interruptions therein. BFA and its affiliates make no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA or its affiliates have any liability for any special, punitive, direct, indirect, consequential or any other damages (including lost profits), even if notified of the possibility of such damages.
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Want to know more?
iShares.com  | 1-800-474-2737
Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at www.iShares.com. Copies of the Prospectus, SAI, shareholder reports and other information, as applicable and when available, can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is, or will be, available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual Report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 1 University Square Drive, Princeton, NJ 08540
Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
©2024 BlackRock, Inc. All rights reserved. iSHARES® and BLACKROCK®are registered trademarks of BFA and its affiliates. All other marks are the property of their respective owners.
Investment Company Act File No.: 811-09729
IS-P-NYF-0624

June 28, 2024

2024 Prospectus
iShares Trust
• iShares Short-Term National Muni Bond ETF | SUB | NYSE ARCA

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

ICE® is a trademark of ICE Data Indices, LLC or its affiliates and has been licensed for use for certain purposes by BlackRock Fund Advisors or its affiliates. iShares® and BlackRock® are registered trademarks of BlackRock Fund Advisors and its affiliates.
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iSHARES® SHORT-TERM NATIONAL MUNI BOND ETF
Ticker: SUBStock Exchange: NYSE Arca
Investment Objective
The iShares Short-Term National Muni Bond ETF (the “Fund”) seeks to track the investment results of an index composed of investment-grade U.S. municipal bonds with remaining maturities between one month and five years.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except: (i) the management fees, (ii) interest expenses, (iii) taxes, (iv) expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, (v) distribution fees or expenses, and (vi) litigation expenses and any extraordinary expenses.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)[1]
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[2]	Total Annual Fund Operating Expenses
0.07%	None	0.00%	0.07%

1
Operating expenses paid by BFA under the Investment Advisory Agreement exclude acquired fund fees and expenses, if any.
2
The amount rounded to 0.00%.
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$7	$23	$40	$90
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Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 28% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to track the investment results of the ICE Short Maturity AMT-Free US National Municipal Index (the “Underlying Index”), which measures the performance of short maturity U.S. dollar denominated investment grade tax-exempt debt publicly issued in the U.S. domestic market by U.S. states and their political subdivisions. As of February 29, 2024, there were 21,876 issues in the Underlying Index. As of February 29, 2024, a significant portion of the Underlying Index is represented by municipal bonds. The components of the Underlying Index are likely to change over time.
The Underlying Index includes municipal bonds, the interest of which is exempt from Federal income taxes and not subject to alternative minimum tax. Each bond in the Underlying Index must have a rating of at least BBB- by Standard & Poor’s® Global Ratings, a subsidiary of S&P Global, Baa3 by Moody’s Investors Service, Inc., or BBB- by Fitch Ratings, Inc. A bond must be rated by at least one of these three rating agencies in order to qualify for the Underlying Index, and the lowest rating will be used in determining if the bond is investment grade. Each bond in the Underlying Index must be a constituent of an offering where the original offering amount was at least $50 million and have a minimum par amount (i.e., currently outstanding face value) of $5 million. In addition, each bond must have a remaining term to final maturity that is less than five years and greater than or equal to one calendar month to be included in the Underlying Index. The Underlying Index is a market-value weighted index and is subject to a capping methodology that aims at reducing index concentration. The Underlying Index is rebalanced on the last calendar day of the month. Under normal circumstances, the Fund will seek to maintain a weighted average maturity that is less than three years. Weighted average maturity is a U.S. dollar-weighted average of the remaining term to maturity of the underlying securities in the Fund’s portfolio.
BFA uses an indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.
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BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of an applicable underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market value and industry weightings), fundamental characteristics (such as return variability, duration (i.e., a security's price sensitivity to a change in interest rates), maturity or credit ratings and yield) and liquidity measures similar to those of an applicable underlying index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund will invest at least 80% of its assets in the component securities of the Underlying Index, and the Fund will invest at least 90% of its assets in fixed income securities of the types included in the Underlying Index that BFA believes will help the Fund track the Underlying Index. The Fund will invest no more than 10% of its assets in futures, options and swaps contracts that BFA believes will help the Fund track the Underlying Index as well as in fixed income securities other than the types included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. Cash and cash equivalent investments associated with a derivative position will be treated as part of that position for the purposes of calculating the percentage of investments included in the Underlying Index. The Fund will generally hold municipal bond securities issued by state and local municipalities whose interest payments are exempt from U.S. federal income taxes and the federal alternative minimum tax (“AMT”). As of the date of this Prospectus, interest that is exempt from U.S. federal income tax is also exempt from the federal Medicare contribution tax of 3.8% on “net investment income.” In addition, the Fund intends to invest any cash assets in one or more affiliated municipal money market funds, which may be advised by BFA or its affiliates. The Fund seeks to track the investment results of the Underlying Index before fees and expenses of the Fund.
The Underlying Index is sponsored by ICE Data Indices, LLC (the “Index Provider” or “IDI”), which is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of
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which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective. Certain key risks are prioritized below (with others following in alphabetical order), but the relative significance of any risk is difficult to predict and may change over time. You should review each risk factor carefully.
Municipal Securities Risk. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the inability to collect revenues from such projects or assets. Certain municipal securities are issued by entities with limited taxing authority such as school districts, or are dependent on revenue from a particular sector or industry, such as the utilities sector, infrastructure sector, or transportation industry.
Risk of Investing in the U.S. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.
Interest Rate Risk. Interest rate risk refers to fluctuations in the value of a fixed-income security due to changes in the general level of interest rates. An increase in interest rates generally will cause the value of fixed-income securities to decline. Securities with longer maturities generally are more sensitive to interest rate changes and subject to greater fluctuations in value. Changes in interest rates may have unpredictable effects on fixed-income markets and result in heightened market volatility and lower liquidity for certain instruments, all of which may adversely affect the Fund’s performance. Interest rate changes can be sudden and unpredictable and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for fixed-income securities.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, pandemics or other public health issues, recessions, the prospect or occurrence of a sovereign default or other financial crisis, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.
Index-Related Risk. The Index Provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor BFA can offer assurances that the Index Provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its
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methodology may occur, and the Index Provider may not identify or correct them promptly or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider and could cause the Index Provider to postpone a scheduled rebalance. This could cause the Underlying Index to vary from its normal or expected composition.
Asset Class Risk. The securities and other assets in the Underlying Index or in the Fund’s portfolio may underperform in comparison to financial markets generally, a particular financial market, another index, or other asset classes.
Authorized Participant Concentration Risk. An “Authorized Participant” is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows the Authorized Participant to place orders for the purchase and redemption of creation units (“Creation Units”). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. There are a limited number of institutions that may act as Authorized Participants for the Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in creation or redemption transactions. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for the Fund and no other Authorized Participant places orders, Fund shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund's income, or in securities with greater risks or with other less favorable features.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities or other assets of one or more issuers, countries or other geographic units, markets, industries, project types, or asset classes.
Credit Risk. Debt issuers and other counterparties may be unable or unwilling to make timely interest and/or principal payments when due or otherwise honor their obligations. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also adversely affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on an issuer's or counterparty's financial condition and on the terms of an obligation.
Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund, its adviser, distributor, Index Provider, other service providers, counterparties, or issuers of assets in which the Fund invests may cause disruptions that negatively impact the Fund and its shareholders. While the Fund has established business
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continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. The Fund cannot control the cybersecurity plans and systems of its service providers, counterparties, and other third parties whose activities affect the Fund.
Income Risk. The Fund's income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds.
Issuer Risk. The performance of the Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value of securities or other assets may decline, or perform differently from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.
Management Risk. The Fund is not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets. As the Fund will not fully replicate the Underlying Index and may hold securities or other assets not included in the Underlying Index, it is subject to the risk that the investment strategy of BFA may not produce the intended results. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares (including through a trading halt), losses from trading in secondary markets, periods of high volatility, and disruptions in the process of creating and redeeming Fund shares. Any of these factors, among others, may lead to the Fund’s shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund shares.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Tax Risk. There is no guarantee that the Fund's income will be exempt from U.S. federal income taxes and the federal AMT.
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s
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portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
Valuation Risk. The price that the Fund could receive upon the sale (or other disposition) of a security or other asset may differ from the Fund’s valuation of the security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology. The price received by the Fund also may differ from the value used by the Underlying Index. In addition, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when investors are not able to purchase or sell Fund shares. Authorized Participants that create or redeem Fund shares on days when the Fund is holding fair-valued securities or other assets may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the securities or other assets not been fair valued or been valued using a different methodology. The ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
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Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns for 1, 5, and 10 years compare with the Underlying Index. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Calendar Year-by-Year Returns1

1
The Fund’s year-to-date return as of March 31, 2024 was -0.14%.
The best calendar quarter return during the periods shown above was 2.92% in the 4th quarter of 2023; the worst was -2.54% in the 1st quarter of 2022.
Updated performance information, including the Fund’s current NAV, may be obtained by visiting our website at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).
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Average Annual Total Returns
(for the periods ended December 31, 2023)
	One Year	Five Years	Ten Years
(Inception Date: 11/5/2008)
Return Before Taxes	3.11%	1.28%	1.00%
Return After Taxes on Distributions[1]	3.11%	1.28%	1.00%
Return After Taxes on Distributions and Sale of Fund Shares[1]	2.57%	1.27%	1.02%
ICE Short Maturity AMT-Free US National Municipal Index[2] (Index returns do not reflect deductions for fees, expenses, or taxes)	3.29%	1.38%	1.22%

1
After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.
2
Index returns through September 14, 2021 reflect the performance of the S&P Short Term National AMT-Free Municipal Bond Index. Index returns beginning on September 15, 2021 reflect the performance of the ICE Short Maturity AMT-Free US National Municipal Index, which, effective as of September 15, 2021, replaced the S&P Short Term National AMT-Free Municipal Bond Index as the Underlying Index of the Fund.
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Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro and Karen Uyehara (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Ms. Uyehara have been Portfolio Managers of the Fund since 2011 and 2021, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Tax Information
The Fund intends to make distributions primarily from net tax-exempt income, although distributions of taxable capital gains may also occur. The Fund is generally not an appropriate investment for a 401(k) plan or an IRA. Please consult your personal tax advisor.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.
ETFs are funds that trade like other publicly traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents an ownership interest in an underlying portfolio of securities and other instruments intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants and only in aggregations of a specified number of shares (“Creation Units”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
An index is a financial calculation, based on a grouping of financial instruments, and is not an investment product, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary for a number of reasons, including transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from the Fund's use of representative sampling or from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index. From time to time, the Index Provider may make changes to the methodology or other adjustments to the Underlying Index. Unless otherwise determined by BFA, any such change or adjustment will be reflected in the calculation of the Underlying Index performance on a going-forward basis after the effective date of such change or adjustment. Therefore, the Underlying Index performance shown for periods prior to the effective date of any such change or adjustment will generally not be recalculated or restated to reflect such change or adjustment.
Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
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An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
The Fund's investment objective and the Underlying Index may be changed without shareholder approval.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments. The order of the below risk factors does not indicate the significance of any particular risk factor. The Fund discloses its portfolio holdings daily at www.iShares.com.
Asset Class Risk. The securities and other assets in the Fund’s portfolio or its Underlying Index may underperform in comparison to other indexes that track, or assets that represent, other countries or geographic units, industries, markets, market segments, or asset classes. Various types of securities, other assets and indexes may experience cycles of outperformance and underperformance in comparison to financial markets generally. This divergence may be due to a number of factors including, among other things, inflation, interest rates, productivity, global demand for local products or resources, and regulation and governmental controls. This may cause the Fund to underperform other investment vehicles that invest in different asset classes.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. There are a limited number of institutions that may act as Authorized Participants for the Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in creation or redemption transactions. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for the Fund and no other Authorized Participant places orders, Fund shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for a Fund that invests in securities issued by non-U.S. issuers or instruments with lower trading volume. Such assets often entail greater settlement and operational complexity and higher capital costs for Authorized Participants, which may limit the number of Authorized Participants that engage with the Fund.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund’s income, or in securities with greater risks or with other less favorable features.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities or other assets of one or more issuers, countries or other geographic
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units, markets, industries, project types, or asset classes. A Fund with investment concentration may be more adversely affected by the underperformance of those assets, may experience greater price volatility and may be more susceptible to adverse economic, market, political or regulatory impacts on those assets compared to a fund that does not concentrate its investments.
Credit Risk. Credit risk is the risk that the issuer or guarantor of a debt instrument or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments when due or otherwise honor its obligations. There are varying degrees of credit risk, depending on an issuer’s or counterparty’s financial condition and on the terms of an obligation, which may be reflected in the issuer’s or counterparty’s credit rating. There is the chance that the Fund’s portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), or that the market’s perception of an issuer’s creditworthiness may worsen, potentially reducing the Fund’s income level or share price.
Cybersecurity Risk. The Fund and entities that interact with the Fund are susceptible to operational, information security and related cybersecurity risks, both directly and through their service providers. These entities include, but are not limited to, the Fund’s adviser, distributor, other service providers (e.g., index and benchmark providers, accountants, custodians, transfer agents and administrators), counterparties, market makers, Authorized Participants, listing exchanges, other financial market operators, and governmental authorities. Cybersecurity risks are also present for issuers of securities or other assets in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such issuers to lose value. Cyber incidents can result from deliberate attacks or unintentional events. They include, but are not limited to, gaining unauthorized access to systems, misappropriating assets or sensitive information, corrupting or destroying data, and causing operational disruption. Geopolitical tensions may increase the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing.
Cybersecurity incidents may cause disruptions and impact business operations and may result in any of the following: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and other legal and compliance expenses. In addition, cyber incidents may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the Fund’s functioning inaccessible, inaccurate or incomplete. The Fund may incur substantial costs in order to resolve or prevent cyber incidents.
The Fund has established business continuity plans in the event of, and risk management systems to prevent, cyber incidents. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, that prevention and remediation efforts will not be successful or
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that cyber incidents will go undetected. Furthermore, the Fund cannot control the cybersecurity plans and systems of its service providers, counterparties, and other third parties whose activities affect the Fund. The Fund and its shareholders could be negatively impacted as a result.
Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds. The Index Provider’s substitution of bonds in the Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index’s stated maturity guidelines.
Index-Related Risk. The Fund seeks to achieve a return that corresponds generally to the price and yield performance, before fees and expenses, of its Underlying Index as published by the Index Provider. There is no assurance that the Index Provider or its agents will construct or calculate the Underlying Index accurately. While the Index Provider describes what the Underlying Index is designed to achieve, neither the Index Provider nor its agents provide any warranty or accept any liability regarding the quality, accuracy or completeness of the Underlying Index or its related data, and they do not guarantee that the Underlying Index will be in line with the Index Provider’s methodology. BFA also does not provide any warranty or guarantee against the Index Provider’s or any agent’s errors.
The Index Provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor BFA can offer assurances that the Index Provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the Index Provider may not identify or correct them promptly or at all, particularly for indexes that are less commonly used as benchmarks. In addition, there may be heightened risks associated with the adequacy and reliability of information about emerging markets constituents, as such markets may have less information available or less regulatory oversight. Errors related to the Underlying Index may negatively or positively impact the Fund and its shareholders. For example, if the Underlying Index contains incorrect constituents, the Fund will have exposure to such constituents and will be underexposed to the Underlying Index’s other constituents. Shareholders should understand that any gains from the Index Provider’s errors will be kept by the Fund and its shareholders and any losses or costs from such errors will be borne by the Fund and its shareholders.
Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider and could cause the Index Provider to postpone a scheduled rebalance to the Underlying Index. This could cause the Underlying Index to vary from its normal or expected composition. If a scheduled rebalance is postponed, index constituents that would otherwise be removed at the rebalance (due to, for example, changes in market capitalization or issuer credit ratings) may remain, causing the performance and
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constituents of the Underlying Index to vary from those expected under normal conditions. In addition, to the extent circumstances evolve between periodic index reviews and reconstitutions, the Underlying Index may include constituents that do not align with its objective or selection criteria, and the Fund tracking the Underlying Index may be similarly affected.
In addition to scheduled rebalances, the Index Provider or its agents may carry out ad hoc index rebalances due to reaching certain weighting constraints, unusual market conditions, corporate events, or corrections of errors. The Fund will in turn rebalance its portfolio to attempt to increase the correlation between the portfolio and the Underlying Index. The Fund and its shareholders will directly bear any transaction costs and market exposure from such portfolio rebalancing. Therefore, index-related errors and ad hoc rebalances may increase the Fund’s costs and tracking error.
Interest Rate Risk. Changes in interest rates may have unpredictable effects on fixed-income markets and result in heightened market volatility and lower liquidity for certain instruments, all of which may adversely affect the Fund’s performance. Interest rate changes can be sudden and unpredictable and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for fixed-income securities.
When interest rates rise, the value of fixed-income securities or other instruments sensitive to interest rates typically decreases. A measure that investors commonly use to determine this price sensitivity is called duration. Fixed-income securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. For example, if a bond has a duration of five years and interest rates rise, the price of the bond will likely decline by a greater percentage than for a bond with a one-year duration. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer duration, rising interest rates may cause the value of the Fund’s investments to decline significantly, which would adversely affect the value of the Fund. Changes in prevailing interest rates, particularly sudden and significant changes, may lead to fluctuations in the value of floating rate debt securities, as the rates for those securities typically reset only periodically. In addition, decreases in market-making capacity for fixed-income dealers may lead to lower trading volume, heightened volatility, wider bid-ask spreads and less transparent pricing in certain fixed-income markets.
During periods of very low or negative interest rates, a Fund may be unable to maintain positive returns or pay dividends to shareholders. Under certain market conditions when interest rates are set at low levels and the market prices of portfolio securities have increased, a Fund may have a very low or even negative yield, which would cause the Fund to lose money in certain conditions and time periods.
Issuer Risk. The performance of a Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value of securities or other assets may decline, or perform differently from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.
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Management Risk. The Fund is not actively managed and invests in securities or other assets included in, or representative of, its Underlying Index, regardless of their investment merits. The Fund may be affected by a general decline in market segments related to its Underlying Index, and BFA generally does not attempt to invest the Fund’s assets in defensive positions under any market conditions, including declining markets. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track its Underlying Index. Because BFA uses a representative sampling indexing strategy, the Fund will not fully replicate its Underlying Index and may hold securities or other assets not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment strategy, whose implementation is subject to a number of constraints, may not produce the intended results. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of its Underlying Index or that the Fund will achieve its investment objective.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a financial instrument or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the particular instrument or asset, or factors that affect one or more issuers, counterparties, exchanges, countries or other geographic units, markets, industries, or asset classes. Local, regional or global events such as war, acts of terrorism, pandemics or other public health issues, recessions, the prospect or occurrence of a sovereign default or other financial crisis, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV. Changes in market and economic conditions generally do not have the same impact on all types of instruments and assets.
Market Trading Risk. The Fund faces numerous market trading risks, any of which may lead to its shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to the NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund shares.
Absence of an Active Primary Market. Although Fund shares are listed for trading on one or more stock exchanges, there can be no assurance that an active primary trading market for Fund shares will develop or be maintained by market makers or Authorized Participants.
Secondary Listing Risks. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. Fund shares also may be available to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for exchange listing or market trading. The Fund’s shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct
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their trades for execution. Certain information that is available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to create or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts to NAV than might be experienced at times when the Fund accepts creation and redemption orders. Securities held by the Fund may be traded in markets that close at a different time than an exchange on which Fund shares are traded. Liquidity in those securities may be reduced after the applicable closing time. As a result, during the time when the exchange is open but after the applicable market closing, fixing or settlement time, there may be wider bid/ask spreads on the exchange and a greater premium or discount to NAV.
In stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, and an investor may be unable to sell their Fund shares.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or for other reasons. In times of extraordinary market volatility, Fund shares may be subject to trading halts pursuant to “circuit breaker” rules of a stock exchange or market. If there is a trading halt or unanticipated closure of an exchange or market, an investor may be unable to purchase or sell Fund shares. In addition, if trading in certain securities or financial instruments is restricted, this may disrupt the Fund’s creation/redemption process, affect the price at which Fund shares trade in the secondary market, and result in the Fund being unable to trade certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio or accurately price its portfolio holdings and may incur substantial trading losses.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short. In addition, trading activity in derivative products based on the Fund may lead to increased trading volume and volatility in the secondary market for the shares of the Fund.
Fund Shares May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s portfolio holdings. The trading price of the Fund’s shares fluctuates throughout trading hours based on both market supply of and demand for Fund shares and the underlying value of the Fund’s portfolio holdings or NAV. As a result, the trading prices of the Fund’s shares may deviate significantly from NAV during times of market volatility, significant redemption requests, or other unusual market conditions
However, because Fund shares can be created and redeemed in Creation Units at NAV, BFA believes that large discounts or premiums to the Fund’s NAV are not likely to be sustained over the long term (unlike shares of many closed-end funds, which
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frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs). While the creation/redemption feature is designed to make it more likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or other market participants, and during periods of significant market volatility, may result in trading prices for shares of the Fund that differ significantly from its NAV. Authorized Participants may be less willing to create or redeem the Fund’s shares if there is a lack of an active market for such shares or the Fund’s underlying investments, which may contribute to the Fund’s shares trading at a premium or discount to NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling Fund shares through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “spread,” which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The spread varies over time for Fund shares based on trading volume and market liquidity. It is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. Increased market volatility also may cause wider spreads. In addition, there may be regulatory and other charges that are incurred as a result of trading activity. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results, and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.
Municipal Securities Risk. Municipal securities include both general obligation bonds (bonds secured by the full faith and credit of the issuer) and limited obligation bonds (or “Revenue Bonds”). All municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Additionally, certain municipal securities may be issued by entities with limited taxing authority, which could limit or prevent tax increases necessary to make continued payments of principal and interest.
Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. There is also the risk that corruption may negatively affect municipal issuers, including corruption related to a particular project from which payments on a security are derived, resulting in delays and cost overruns.
There may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities. As a result, municipal securities may be more difficult for the Fund to value accurately than the securities of public
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companies. Municipal securities may also be harder to buy and sell compared to taxable bonds and non-municipal securities, especially on short notice. Because the Fund invests a significant portion of its portfolio in municipal securities, the Fund’s portfolio is subject to greater exposure to illiquidity risk than a fund that invests in comparable taxable bonds or non-municipal securities.
The Fund and BFA will rely on the opinion of issuers’ bond counsel on the tax-exempt status of interest on municipal bonds. Neither the Fund nor BFA will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect, potentially resulting in the Fund and its shareholders being subject to substantial tax liabilities. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.
Revenue Bonds are backed by current or anticipated revenues from a specific project or specific assets and can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues from the project or the assets. Additionally, the market values of Revenue Bonds may decline in times of higher inflation to the extent that revenues are fixed income streams. In other instances, the prices that an issuer is able to charge users of its assets may be linked to inflation, whether by government regulation, contractual arrangement or other factors. Rising interest rates could result in higher costs of capital for certain issuers, which could negatively impact their ability to meet payment obligations. In this case, changes in the rate of inflation may affect the issuer’s revenues. Because many municipal securities are issued to finance projects, such as those related to education, health care, housing, transportation, utilities, and water and sewer, conditions in one or more of these sectors can affect the overall municipal market. Adverse conditions and developments affecting a particular project can result in lower revenues to an issuer of the municipal securities and, by extension, adversely affect payments of principal and interest on, or the market value of, such securities.
Additionally, certain municipal securities are issued by entities dependent on revenue from a particular sector and thus are subject to the specific risks associated with that sector.
Risk of Investing in Infrastructure-Related Municipal Securities. Entities that issue municipal securities related to infrastructure (“infrastructure issuers”) may be subject to a variety of factors that could adversely affect their capacity to make principal and interest payments, such as high interest costs in connection with capital construction programs, high degrees of leverage, costs associated with governmental, environmental and other regulations, the effects of economic slowdowns, increased competition from other providers of services, uncertainties concerning costs, the level of government spending on infrastructure projects, and other factors. Such issuers may be adversely affected by commodity price volatility, changes in exchange rates, import controls, depletion of resources, technological developments, and labor relations. Infrastructure issuers can be significantly affected by government spending policies.
Leverage Risk. Infrastructure issuers can be highly indebted, which increases investment risk and other risks normally associated with debt financing, which
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could adversely affect such an issuer’s operations and the market value of related municipal securities in periods of rising interest rates.
Operations Risk. The failure of an infrastructure issuer to carry adequate insurance or to operate its assets appropriately could lead to significant losses. Infrastructure may be adversely affected by environmental clean-up costs and catastrophic events such as earthquakes, hurricanes and terrorist acts.
Regulatory Risk. Infrastructure projects may be subject to significant regulation by various governmental authorities and also may be affected by regulation of rates charged to customers, service interruption due to environmental, operational or other events, the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.
Strategic Asset Risk. Infrastructure issuers may control significant strategic assets (e.g., major pipelines or highways), which are assets that have a national or regional profile, and may have monopolistic characteristics. Given their national or regional profile or irreplaceable nature, strategic assets could generate additional risk not common in other industry sectors and they may be targeted for terrorist acts or adverse political actions.
User Risk. Infrastructure issuers can be dependent upon a narrow user base. If these users do not patronize infrastructure projects as expected, significant revenues could be lost and may not be replaceable, in which case infrastructure issuers may fail to pay their obligations.
Risk of Investing in Municipal Securities Issued By School Districts. School districts rely, in part, on funding appropriations from, among others, the federal government and state governments. As a result, municipal securities issued by school districts may be adversely affected by political and economic changes at the state or federal levels, such as decreased tax or other revenues, spending reductions or changes in appropriations. Municipal securities that are issued to finance a particular school district project often depend on revenues from ad valorem taxes (i.e., property taxes) to make principal and interest payments. Investors in these securities, similar to investors in municipal securities generally, face heightened risk of loss upon insolvency of the school district issuers because there is often no ready source of funding to pay principal and interest other than the local tax base, which a bankruptcy court or administrator does not control.
Risk of Investing in Transportation Infrastructure-Related Municipal Securities. The transportation infrastructure industry may be adversely affected by economic changes, increases in fuel and other operating costs, labor relations, insurance costs, and, in many jurisdictions, the effects of regulatory changes or other government decisions. Municipal securities that are issued to finance a particular transportation project (e.g., toll roads) often depend on revenues from that project to make principal and interest payments.
Risk of Investing in Utility-Related Municipal Securities. Certain municipal securities are issued by public bodies, including state and municipal utility authorities, to, among other things, finance the operation or expansion of utility entities. Various future economic and other conditions may adversely affect utility entities, including inflation,
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increases in financing requirements, increases in raw material costs and other operating costs, changes in demand for services and the effects of environmental and other governmental regulations. Certain utilities are subject to specific risks. For example, gas utilities are subject to risks of supply conditions and increased competition from other providers of utility services. In addition, gas utilities are affected by gas prices, which may be magnified to the extent that a gas utility enters into long-term contracts for the purchase or sale of gas at a fixed price, since such prices may change significantly and to the disadvantage of the gas utility.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Risk of Investing in the U.S. Investing in U.S. issuers involves legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. A decrease in imports or exports, changes in trade regulations, inflation, an economic recession, financial system stress, or political turmoil, among other risks, may have an adverse effect on the U.S. economy and the securities listed on U.S. exchanges. The U.S. is also subject to the risk of natural disasters, such as droughts, earthquakes, fires and floods. U.S. security risks include acts of terrorism, internal unrest and a deterioration in relations between the U.S. and certain countries. Any of these may adversely affect the U.S. economy, financial markets or issuers.
Governmental agencies project that the U.S. will maintain elevated public debt levels for the foreseeable future. Although elevated debt levels do not necessarily indicate or cause economic problems, the costs of servicing such debt may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system.
Tax Risk. There is no guarantee that the Fund’s income will be exempt from U.S. federal income taxes and the federal AMT. The Index Provider relies on the bond issuer’s prospectus disclosure of the opinion from its counsel as to the tax-exempt status of the investment. Similarly, for municipal bonds not represented in the Underlying Index, BFA relies on prospectus disclosure of the tax opinion from the bond issuer’s counsel. Neither BFA nor the Fund guarantees that these opinions are correct, and there is no assurance that the U.S. Internal Revenue Service (“IRS”) will agree with the bond issuer’s counsel’s tax opinion. Issuers or other parties generally enter into covenants requiring continuing compliance with U.S. federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the security could decline significantly in value. For municipal bonds
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not included in the Underlying Index, BFA will generally seek to obtain bonds that pay interest that is exempt from U.S. federal income taxes and the federal AMT. The interest on any money market instruments or other cash equivalents and any derivatives held by the Fund may be subject to federal, state and local income taxation and the federal Medicare contribution tax.
Events occurring after the date of issuance of a municipal bond or after the Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for U.S. federal, state and local income tax, federal AMT or federal Medicare contribution tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. U.S. federal or state changes in income, federal AMT or federal Medicare contribution tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
Valuation Risk. The price that the Fund could receive upon the sale (or other disposition) of a security or other asset may differ from the Fund’s valuation of the security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology. The price received by the Fund also may differ from the value used by the Underlying Index (if applicable). Because non-U.S. exchanges or markets may be open on days or during time periods when the Fund does not price its shares, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when investors are not able to purchase or sell Fund shares.
In addition, for purposes of calculating the Fund's NAV, the value of assets denominated in non-U.S. currencies (if any) is translated into U.S. dollars at the prevailing market rates. This translation may result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index. Authorized Participants that create or redeem Fund shares on days when the Fund is holding fair-valued securities or other assets may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the securities or other assets not been fair valued or been
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valued using a different methodology. The ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies. The order of the below risk factors does not indicate the significance of any particular risk factor.
Close-Out Risk for Qualified Financial Contracts. Regulations adopted by global prudential regulators require counterparties that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent a Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and also prohibit a Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit risk and other risks to a Fund.
Illiquid Investments Risk. The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and any security or instrument held by the Fund may be deemed an illiquid investment pursuant to the Fund’s liquidity risk management program. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. An investment may be illiquid due to, among other things, the reduced number and capacity of traditional market participants to make a market in securities or instruments or the lack of an active market for such securities or instruments. To the extent that the Fund invests in securities or instruments with substantial market and/or credit risk, the Fund will tend to have increased exposure to the risks associated with illiquid investments. Illiquid investments may be harder to value, especially in changing markets. Although the Fund primarily seeks to redeem shares of the Fund on an in-kind basis, if the Fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the Fund may be greater than normal. Other market participants may be attempting to liquidate holdings at the same time as the Fund, causing increased supply of the Fund’s underlying investments in the market and contributing to illiquid investments risk and
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downward pricing pressure. In addition, if the Fund is limited in its ability to sell illiquid investments during periods when shareholders are redeeming their shares, the Fund will need to sell liquid securities to meet redemption requests and illiquid securities will become a larger portion of the Fund’s holdings. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund's NAV.
Large Shareholder and Large-Scale Redemption Risk. Certain shareholders of the Fund, including an Authorized Participant, a third-party investor, the Fund’s adviser, an affiliate of the Fund’s adviser, a market maker, or another entity, may from time to time own or manage a substantial amount of Fund shares or may hold their investment in the Fund for a limited period of time. These shareholders may also pledge or loan Fund shares (to secure financing or otherwise), which may result in the shares becoming concentrated in another party. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment or that the size of the Fund would be maintained. Redemptions of a large number of Fund shares may adversely affect the Fund’s liquidity and net assets. To the extent the Fund permits redemptions in cash, these redemptions may force the Fund to sell portfolio securities or other assets when it might not otherwise do so, which may negatively impact the Fund’s NAV, have a material effect on the market price of Fund shares, increase the Fund’s brokerage costs, accelerate the realization of taxable income and/or capital gains, and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such tax year. The Fund also may be required to sell its more liquid investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price.
To the extent these large shareholders transact in Fund shares on the secondary market, such transactions may account for a large percentage of the trading volume for Fund shares and may, therefore, have a material upward or downward effect on the market price of the shares. In addition, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, diluting its investment returns.
Threshold/Underinvestment Risk. If certain aggregate and/or fund-level ownership thresholds are reached through transactions undertaken by BFA, its affiliates or the Fund, or as a result of third-party transactions or actions by an issuer or regulator, the ability of BFA and its affiliates on behalf of clients (including the Fund) to purchase or dispose of investments, exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. The capacity of the Fund to invest in certain securities or other assets may be affected by the relevant threshold limits, and such limitations may have adverse effects on the liquidity and performance of the Fund’s portfolio holdings. To the extent a Fund tracks an index, such limits may increase the risk of the Fund being underinvested in an asset relative to its Underlying Index and increase the risk of tracking error.
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For example, ownership limits may apply to securities whose issuers operate in certain regulated industries or in certain international markets. Such limits also may apply where the investing entity (such as the Fund) is subject to corporate or regulatory ownership restrictions or invests in certain futures or other derivative transactions. In certain circumstances, aggregate and/or fund-level amounts invested or voted by BFA and its affiliates for their proprietary accounts and for client accounts (including the Fund) may not exceed the relevant limits without the grant of a license or other regulatory or corporate consent. In other cases, exceeding such thresholds may cause BFA and its affiliates, the Fund or other client accounts to suffer disadvantages or business restrictions.
Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund's SAI. The Fund discloses its portfolio holdings daily at www.iShares.com. Fund fact sheets providing information regarding the Fund's top holdings are posted on www.iShares.com when available and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Fund. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, and litigation expenses and any extraordinary expenses (as determined by a majority of the Trustees who are not “interested persons” of the Trust). Operating expenses paid by BFA under the Investment Advisory Agreement exclude acquired fund fees and expenses, if any.
For the fiscal year ended February 29, 2024, BFA was paid a management fee from the Fund, as a percentage of the Fund’s average daily net assets, at the annual rate of 0.07%.
BFA may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.
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BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”). As of March 31, 2024, BFA and its affiliates provided investment advisory services for assets of approximately $10.5 trillion. BFA and its affiliates trade and invest for their own accounts in the actual securities and types of securities in which the Fund may also invest, which may affect the price of such securities.
A discussion regarding the basis for the approval by the Trust's Board of Trustees (the “Board”) of the Investment Advisory Agreement with BFA is available in the Fund's Semi-Annual Report for the period ended August 31.
Portfolio Managers. James Mauro and Karen Uyehara are primarily responsible for the day-to-day management of the Fund. The Portfolio Managers are responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their respective portfolio management teams to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of their respective portfolio management teams who have more limited responsibilities.
James Mauro has been employed by BFA or its affiliates as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since 2011.
Karen Uyehara has been employed by BFA or its affiliates as a senior portfolio manager since 2010. Prior to that, Ms. Uyehara was a portfolio manager at Western Asset Management Company (WAMCO). Ms. Uyehara has been a Portfolio Manager of the Fund since 2021.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. JPMorgan Chase Bank, N.A. is the administrator, custodian and transfer agent for the Fund.
Conflicts of Interest. The investment activities of BFA and its affiliates (including BlackRock and its subsidiaries (collectively, the “Affiliates”)), and their respective directors, officers or employees, in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and its Affiliates provide investment management services to other funds and discretionary managed accounts that may follow investment programs similar to that of the Fund. BFA and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more Affiliates act, or may act, as an investor, research provider, investment manager, commodity pool operator, commodity trading advisor, financier, underwriter, adviser, trader, lender, index provider, agent and/or principal, and have other direct and indirect interests in securities, currencies, commodities, derivatives and other instruments in which the Fund may directly or indirectly invest. The Fund may invest in securities of, or engage in other transactions with, companies with which an Affiliate
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has significant debt or equity investments or other interests. The Fund may also invest in issuances (such as structured notes) by entities for which an Affiliate provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. The Fund also may invest in securities of, or engage in other transactions with, companies for which an Affiliate provides or may in the future provide research coverage. An Affiliate may have business relationships with, and purchase or distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund. This may include transactions in securities issued by other open-end and closed-end investment companies (which may include investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”)). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate having positions in certain securities that are senior or junior to, or have interests different from or adverse to, the securities that are owned by the Fund.
Neither BlackRock nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. The results of the Fund's investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by BlackRock or an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
In addition, the Fund may, from time to time, enter into transactions in which BFA or an Affiliate or its or their directors, officers, employees or clients have an adverse interest. Furthermore, transactions undertaken by clients advised or managed by BFA or its Affiliates may adversely impact the Fund. Transactions by one or more clients or by BFA or its Affiliates or their directors, officers or employees may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to BFA or one or more Affiliates and/or their internal policies designed to comply with such restrictions.
Under an ETF Services Agreement, the Fund has retained BlackRock Investments, LLC (the “Distributor” or “BRIL”), an Affiliate of BFA, to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units of the Fund (“ETF Services”). BRIL will retain a portion of the standard transaction fee received from Authorized Participants on each creation or redemption order from the Authorized Participant for the ETF Services provided. BlackRock collaborated with, and received payment from, Citibank,
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N.A. (“Citibank”) on the design and development of the ETF Services platform. Citibank may have, or from time to time may develop, additional relationships with BlackRock or funds managed by BFA and its affiliates.
It is also possible that, from time to time, BlackRock and/or its advisory clients (including other funds and separately managed accounts) may, subject to compliance with applicable law, purchase and hold shares of the Fund. The price, availability, liquidity, and (in some cases) expense ratio of the Fund may be impacted by purchases and sales of the Fund by BlackRock and/or its advisory clients.
The activities of BFA and its Affiliates and their respective directors, officers or employees may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange or otherwise in the secondary market. The Fund's shares trade under the ticker symbol “SUB.”
Buying or selling Fund shares on an exchange or other secondary market involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you may incur a brokerage commission and other charges. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The Fund's spread may also be impacted by the liquidity or illiquidity of the underlying securities held by the Fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities.
The Fund does not impose restrictions on the frequency of purchases and redemptions of Fund shares directly with the Fund. The Board determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of
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Fund shares because the Fund generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. However, the Fund has taken certain measures (e.g., imposing transaction fees on purchases and redemptions of Creation Units and reserving the right to reject purchases of Creation Units under certain circumstances) to minimize the potential consequences of frequent cash purchases and redemptions by Authorized Participants, such as increased tracking error, disruption of portfolio management, dilution to the Fund, and/or increased transaction costs. Further, the vast majority of trading in Fund shares occurs on the secondary market, which does not involve the Fund directly, and such trading is unlikely to cause many of the harmful effects of frequent cash purchases or redemptions of Fund shares.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.
Section 12(d)(1) of the 1940 Act generally restricts investments by investment companies, including foreign and unregistered investment companies, in the securities of other investment companies. For example, a registered investment company (the “Acquired Fund”), such as the Fund, may not knowingly sell or otherwise dispose of any security issued by the Acquired Fund to any investment company (the “Acquiring Fund”) or any company or companies controlled by the Acquiring Fund if, immediately after such sale or disposition: (i) more than 3% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and any company or companies controlled by the Acquiring Fund, or (ii) more than 10% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and other investment companies and companies controlled by them. However, registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) in reliance on Rule 12d1-4 under the 1940 Act, the registered investment company must, among other things, enter into an agreement with the Trust. Foreign investment companies are permitted to invest in the Fund only up to the limits set forth in Section 12(d)(1), subject to any applicable SEC no-action relief.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of, and holds legal title to, all outstanding shares of the Fund.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your
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name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as the supply of and demand for ETF shares and underlying securities held by the Fund, economic conditions and other factors.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the close of regular trading hours of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund is determined pursuant to BFA’s valuation policies and procedures. BFA has been designated by the Board as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act.
The Fund values fixed-income portfolio securities using last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Fund's approved independent third-party pricing services, each in accordance with BFA's valuation policies and procedures. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller odd lot sizes. Odd lots often trade at lower prices than institutional round lots. An amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless BFA determines in good faith that such method does not represent fair value.
Generally, trading in non-U.S. securities and money market instruments is substantially completed each day at various times prior to the close of regular trading hours of the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, BFA will fair value the Fund’s investments in accordance with its policies and procedures. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of trading or other reasons, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, when there is a significant event subsequent
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to the most recent market quotation, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available. A “significant event” is deemed to occur if BFA determines, in its reasonable business judgment prior to or at the time of pricing the Fund’s assets or liabilities, that the event is likely to cause a material change to the last exchange closing price or closing market price of one or more assets held by, or liabilities of, the Fund.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
Dividends and Distributions.
General Policies. Dividends from net investment income, if any, generally are declared and paid at least once a year by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Note on Tax Information. The following sections summarize some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Certain states and localities may exempt from tax distributions attributable to interest from U.S. federal government obligations. Consult
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your personal tax advisor about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, in which case your distributions generally will be taxable when withdrawn, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares. In general, the Fund seeks to produce income that is generally exempt from federal income tax and will not benefit investors in tax deferred retirement accounts such as IRAs or investors not subject to federal income tax.
Taxes on Distributions.
Dividends paid by the Fund that are properly reported as tax-exempt interest dividends will not be subject to regular U.S. federal income tax. The Fund intends to invest its assets in a manner such that dividend distributions to its shareholders will generally be exempt from U.S. federal income taxation, including the federal AMT. Dividends paid by the Fund will be exempt from U.S. federal income tax (though not necessarily exempt from state and local taxation) to the extent of the Fund’s tax-exempt interest income as long as 50% or more of the value of the Fund’s assets at the end of each quarter is invested in state, municipal and other bonds that are excluded from gross income for U.S. federal income tax purposes and as long as the Fund properly reports such dividends as tax-exempt interest dividends. Exempt interest dividends from interest earned on municipal securities of a state, or its political subdivisions, may be exempt from income tax in that state. However, income from municipal securities of other states generally will not qualify for tax-free treatment.
Distributions from the Fund’s net investment income other than from net tax-exempt income, including distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, regardless of how long you have held the Fund’s shares. Long-term capital gains are eligible for taxation at a maximum rate of 15% or 20% for non-corporate shareholders, depending on whether their income exceeds certain threshold amounts. Taxable distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married and filing jointly) and of estates and trusts. In general, any taxable distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum
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distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. To the extent the Fund does not include the market discount in income as it accrues, gain on the Fund's disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.
If you lend your Fund shares pursuant to securities lending arrangements, you may lose the ability to treat Fund dividends (paid while the shares are held by the borrower) as tax-exempt income. Consult your financial intermediary or tax advisor.
If you are neither a resident nor a citizen of the U.S. or if you are a non-U.S. entity (other than a pass-through entity to the extent owned by U.S. persons), the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.
Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership, unless certain exceptions apply.
If the Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be taxable to you to the extent of the Fund's undistributed current earnings and profits and then may be recharacterized as a return of capital to shareholders. A return of
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capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.
If you are a resident or a citizen of the U.S., by law, backup withholding at a 24% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Shareholders will receive information after the end of each year setting forth the amount of dividends and long-term capital gains distributed to them by the Fund during the prior year. Likewise, the amount of tax-exempt income, including any tax-exempt income subject to AMT, that the Fund distributes will be reported and such income must be reported on the shareholder’s U.S. federal income tax return. The AMT is a separate tax system that operates in parallel to the regular federal income tax system but eliminates many deductions and exclusions. The AMT has different tax rates and treats as taxable certain types of income that are nontaxable for regular income tax purposes. The interest on certain “private activity” municipal bonds is taxable income for AMT purposes. If a taxpayer’s overall AMT liability is higher than regular income tax liability, then the taxpayer owes the regular income tax liability plus the difference between the AMT liability and the regular income tax liability.
Taxes When Shares Are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. Each “creator” or authorized participant (an “Authorized Participant”) has entered into an agreement with the Fund's Distributor, an affiliate of BFA. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units.
A creation transaction, which is subject to acceptance by the Distributor and the Fund, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities, assets or other positions (a “creation basket”), and an amount of cash (including any cash representing the value of substituted securities, assets or other positions), if any, which together approximate the holdings of the Fund in exchange for a specified number of Creation Units. Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities, assets or other positions (a “redemption basket”) held by the Fund and an amount of cash (including any portion of such securities for which cash may be substituted). The Fund may substitute cash in a creation transaction for any security that may be
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unavailable or not available in sufficient quantity for delivery to the Fund among other reasons. As a result, Creation Units may be issued for a substantial portion of cash. Additionally, the Fund may substitute cash in a redemption transaction for any security and Creation Units may be redeemed for a substantial portion of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. Creation and redemption baskets may differ and the Fund will accept “custom baskets.” More information regarding custom baskets is contained in the Fund's SAI.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
Only an Authorized Participant may create or redeem Creation Units with the Fund. Authorized Participants may create or redeem Creation Units for their own accounts or for customers, including, without limitation, affiliates of the Fund.
In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined in Rule 144A under the 1933 Act, will not be able to receive restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant that has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the
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prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
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Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 50 Hudson Yards, New York, NY 10001.
BFA or its affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, data provision services, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments or other financial incentives it is eligible to receive. Therefore, such payments or other financial incentives offered or made to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its affiliates.
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Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)

	iShares Short-Term National Muni Bond ETF
	Year Ended 02/29/24	Year Ended 02/28/23	Year Ended 02/28/22	Year Ended 02/28/21	Year Ended 02/29/20
Net asset value, beginning of year	$103.57	$105.52	$107.39	$107.38	$105.70
Net investment income(a)	1.85	1.14	0.70	1.25	1.69
Net realized and unrealized gain (loss)(b)	1.54	(2.09)	(1.84)	0.05	1.67
Net increase (decrease) from investment operations	3.39	(0.95)	(1.14)	1.30	3.36
Distributions from net investment income(c)	(1.86)	(1.00)	(0.73)	(1.29)	(1.68)
Net asset value, end of year	$105.10	$103.57	$105.52	$107.39	$107.38
Total Return(d)
Based on net asset value	3.30%	(0.90)%	(1.03)%	1.19%	3.19%
Ratios to Average Net Assets(e)
Total expenses	0.07%	0.07%	0.07%	0.07%	0.07%
Net investment income	1.78%	1.10%	0.65%	1.16%	1.59%
Supplemental Data
Net assets, end of year (000)	$8,959,613	$10,460,749	$7,518,569	$4,386,876	$3,103,353
Portfolio turnover rate(f)	28%	26%	16%	18%	19%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f) Portfolio turnover rate excludes in-kind transactions, if any.
28

Index Provider
The Underlying Index is owned, maintained and administered by IDI. IDI is not affiliated with the Trust, BFA, the Distributor or any of their respective affiliates.
BFA or its affiliates have entered into a license agreement with the Index Provider to use the Underlying Index. BFA, or its affiliates, sublicenses rights in the Underlying Index to the Trust at no charge.
Disclaimers
ICE® is a trademark of IDI or its affiliates and has been licensed, along with the Underlying Index, for use by BlackRock, Inc. and its affiliates (“BlackRock”) in connection with the Fund. Neither BlackRock, Inc., the Trust nor the Fund, as applicable, is sponsored, endorsed, sold or promoted by IDI, its affiliates or its third party suppliers (“IDI and its Suppliers”). IDI and its Suppliers make no representations or warranties regarding the advisability of investing in securities generally, in the Fund particularly, the Trust or the ability of the Underlying Index to track general market performance. IDI’s only relationship to BlackRock is the licensing of certain trademarks and trade names and the Underlying Index or components thereof. The Underlying Index is determined, composed and calculated by IDI without regard to BlackRock or the Fund or its holders. IDI has no obligation to take the needs of BlackRock or the holders of the Fund into consideration in determining, composing or calculating the Underlying Index. IDI is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be priced, sold, purchased, or redeemed. Except for certain custom index calculation services, all information provided by IDI is general in nature and not tailored to the needs of BlackRock or any other person, entity or group of persons. IDI has no obligation or liability in connection with the administration, marketing, or trading of the Fund. IDI is not an investment adviser. Inclusion of a security within an index is not a recommendation by IDI to buy, sell, or hold such security, nor is it considered to be investment advice.
IDI AND ITS SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE UNDERLYING INDEX, INDEX DATA AND ANY INFORMATION INCLUDED IN, RELATED TO, OR DERIVED THEREFROM (“INDEX DATA”). IDI AND ITS SUPPLIERS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE UNDERLYING INDEX AND THE INDEX DATA, WHICH ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK.
The past performance of the Underlying Index is not a guide to future performance. BFA and its affiliates do not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA
29

and its affiliates shall have no liability for any errors, omissions or interruptions therein. BFA and its affiliates make no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA or its affiliates have any liability for any special, punitive, direct, indirect, consequential or any other damages (including lost profits), even if notified of the possibility of such damages.
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Want to know more?
iShares.com  | 1-800-474-2737
Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at www.iShares.com. Copies of the Prospectus, SAI, shareholder reports and other information, as applicable and when available, can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is, or will be, available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual Report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 1 University Square Drive, Princeton, NJ 08540
Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
©2024 BlackRock, Inc. All rights reserved. iSHARES® and BLACKROCK®are registered trademarks of BFA and its affiliates. All other marks are the property of their respective owners.
Investment Company Act File No.: 811-09729
IS-P-SUB-0624

June 28, 2024

2024 Prospectus
iShares Trust
• iShares Short Treasury Bond ETF | SHV | NASDAQ

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

ICE® is a trademark of ICE Data Indices, LLC or its affiliates and has been licensed for use for certain purposes by BlackRock Fund Advisors or its affiliates. iShares® and BlackRock® are registered trademarks of BlackRock Fund Advisors and its affiliates.
i

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iSHARES® SHORT TREASURY BOND ETF
Ticker: SHVStock Exchange: Nasdaq
Investment Objective
The iShares Short Treasury Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. Treasury bonds with remaining maturities of one year or less.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except: (i) the management fees, (ii) interest expenses, (iii) taxes, (iv) expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, (v) distribution fees or expenses, and (vi) litigation expenses and any extraordinary expenses. The Fund may incur “Acquired Fund Fees and Expenses.” Acquired Fund Fees and Expenses reflect the Fund's pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund's prospectus (the “Prospectus”). BFA, the investment adviser to the Fund, has contractually agreed to waive a portion of its management fees in an amount equal to the Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA, or its affiliates, through June 30, 2026. The contractual waiver may be terminated prior to June 30, 2026 only upon written agreement of the Trust and BFA.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)[1]
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[2]	Acquired Fund Fees and Expenses[2]	Total Annual Fund Operating Expenses	Fee Waiver and/or Expense Reimbursement[2]	Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement
0.15%	None	0.00%	0.00%	0.15%	(0.00)%	0.15%

1
Operating expenses paid by BFA under the Investment Advisory Agreement exclude Acquired Fund Fees and Expenses, if any.
2
The amount rounded to 0.00%.
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Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$15	$48	$85	$192
Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 62% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to track the investment results of the ICE® Short US Treasury Securities Index (the “Underlying Index”), which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of less than or equal to one year. Under normal circumstances, the Fund will seek to maintain a weighted average maturity of less than one year. Weighted average maturity is the U.S. dollar weighted average of the remaining term to maturity of the underlying securities in the Fund’s portfolio. As of February 29, 2024, there were 103 components in the Underlying Index.
The Underlying Index is market value-weighted based on amounts outstanding of issuances consisting of publicly issued U.S. Treasury securities that have a remaining term to final maturity of less than or equal to one year as of the rebalance date and $1 billion or more of outstanding face value, excluding amounts held by the Federal Reserve System Open Market Account. In addition, the securities in the Underlying Index must have a fixed coupon schedule and be denominated in U.S. dollars. Excluded from the Underlying Index are inflation-linked debt and zero-coupon bonds that have been stripped from coupon-paying bonds (e.g., Separate Trading of Registered Interest and Principal of Securities). However, the amounts outstanding of qualifying coupon securities in the Underlying Index are not reduced by any individual components of such securities (i.e., coupon or principal) that have been stripped after inclusion in the Underlying Index. The Underlying Index is rebalanced on the last calendar day of each month.
BFA uses an indexing approach to try to achieve the Fund’s investment
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objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of an applicable underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market value and industry weightings), fundamental characteristics (such as return variability, duration (i.e., a security's price sensitivity to a change in interest rates), maturity or credit ratings and yield) and liquidity measures similar to those of an applicable underlying index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund will invest at least 80% of its assets in the component securities of the Underlying Index, and the Fund will invest at least 90% of its assets in U.S. Treasury securities that BFA believes will help the Fund track the Underlying Index. The Fund will invest no more than 10% of its assets in futures, options and swaps contracts that BFA believes will help the Fund track the Underlying Index. Cash and cash equivalent investments associated with a derivative position will be treated as part of that position for the purposes of calculating the percentage of investments included in the Underlying Index. The Fund seeks to track the investment results of the Underlying Index before fees and expenses of the Fund.
The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of any collateral received).
The Underlying Index is sponsored by ICE Data Indices, LLC (the “Index Provider” or “IDI”), which is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective. Certain key risks are prioritized below (with others following in alphabetical order), but the relative significance of any risk is difficult to predict and may change over time. You should review each risk factor carefully.
U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other securities in their interest rates,
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maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline.
Interest Rate Risk. Interest rate risk refers to fluctuations in the value of a fixed-income security due to changes in the general level of interest rates. An increase in interest rates generally will cause the value of fixed-income securities to decline. Securities with longer maturities generally are more sensitive to interest rate changes and subject to greater fluctuations in value. Changes in interest rates may have unpredictable effects on fixed-income markets and result in heightened market volatility and lower liquidity for certain instruments, all of which may adversely affect the Fund’s performance. Interest rate changes can be sudden and unpredictable and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for fixed-income securities.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, pandemics or other public health issues, recessions, the prospect or occurrence of a sovereign default or other financial crisis, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.
Index-Related Risk. The Index Provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor BFA can offer assurances that the Index Provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the Index Provider may not identify or correct them promptly or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider and could cause the Index Provider to postpone a scheduled rebalance. This could cause the Underlying Index to vary from its normal or expected composition.
Asset Class Risk. The securities and other assets in the Underlying Index or in the Fund’s portfolio may underperform in comparison to financial markets generally, a particular financial market, another index, or other asset classes.
Authorized Participant Concentration Risk. An “Authorized Participant” is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows the Authorized Participant to place orders for the purchase and redemption of creation units (“Creation Units”). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund.
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There are a limited number of institutions that may act as Authorized Participants for the Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in creation or redemption transactions. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for the Fund and no other Authorized Participant places orders, Fund shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities or other assets of one or more issuers, countries or other geographic units, markets, industries, project types, or asset classes.
Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund, its adviser, distributor, Index Provider, other service providers, counterparties, or issuers of assets in which the Fund invests may cause disruptions that negatively impact the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. The Fund cannot control the cybersecurity plans and systems of its service providers, counterparties, and other third parties whose activities affect the Fund.
Income Risk. The Fund's income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds.
Issuer Risk. The performance of the Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value of securities or other assets may decline, or perform differently from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.
Management Risk. The Fund is not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets. As the Fund will not fully replicate the Underlying Index and may hold securities or other assets not included in the Underlying Index, it is subject to the risk that the investment strategy of BFA may not produce the intended results. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares (including through a trading halt), losses from trading in secondary markets, periods of high volatility, and disruptions in the process of creating and redeeming Fund shares. Any of these factors, among others, may lead to the Fund’s shares trading in the secondary market at a
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premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund shares.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Risk of Investing in the U.S. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
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Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns for 1, 5, and 10 years compare with the Underlying Index. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. If BFA had not waived certain Fund fees during certain periods, the Fund's returns would have been lower.
Calendar Year-by-Year Returns1

1
The Fund’s year-to-date return as of March 31, 2024 was 1.22%.
The best calendar quarter return during the periods shown above was 1.42% in the 4th quarter of 2023; the worst was -0.15% in the 1st quarter of 2022.
Updated performance information, including the Fund’s current NAV, may be obtained by visiting our website at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).
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Average Annual Total Returns
(for the periods ended December 31, 2023)
	One Year	Five Years	Ten Years
(Inception Date: 1/5/2007)
Return Before Taxes	5.04%	1.79%	1.17%
Return After Taxes on Distributions[1]	3.04%	1.04%	0.69%
Return After Taxes on Distributions and Sale of Fund Shares[1]	2.96%	1.05%	0.69%
ICE Short US Treasury Securities Index[2] (Index returns do not reflect deductions for fees, expenses, or taxes)	4.46%	1.76%	1.23%

1
After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.
2
Index returns through June 30, 2016 reflect the performance of the Bloomberg U.S. Short Treasury Bond Index. Index returns beginning on July 1, 2016 through April 30, 2020 reflect the performance of the ICE U.S. Treasury Short Bond Index. Index returns from May 1, 2020 through February 28, 2021 reflect the standard pricing variant of the ICE Short US Treasury Securities Index, which utilized pricing as of 3pm. Index returns from March 1, 2021 through November 30, 2023 reflect the performance of the 4pm pricing variant of the ICE Short US Treasury Securities Index. Index returns beginning on December 1, 2023 reflect the performance of the standard pricing variant of the ICE Short US Treasury Securities Index, which now utilizes pricing as of 4pm, and resulted in a discontinuation of the 4pm pricing variant.
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Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro and Karen Uyehara (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Ms. Uyehara have been Portfolio Managers of the Fund since 2011 and 2021, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA, in which case, your distributions generally will be taxed when withdrawn. Certain states and localities may exempt from tax distributions attributable to interest from U.S. federal government obligations. Please consult your personal tax advisor.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on The Nasdaq Stock Market LLC (“Nasdaq”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.
ETFs are funds that trade like other publicly traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents an ownership interest in an underlying portfolio of securities and other instruments intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants and only in aggregations of a specified number of shares (“Creation Units”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
An index is a financial calculation, based on a grouping of financial instruments, and is not an investment product, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary for a number of reasons, including but not limited to, transaction costs, asset valuations, timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from the Fund's use of representative sampling or from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index. From time to time, the Index Provider may make changes to the methodology or other adjustments to the Underlying Index. Unless otherwise determined by BFA, any such change or adjustment will be reflected in the calculation of the Underlying Index performance on a going-forward basis after the effective date of such change or adjustment. Therefore, the Underlying Index performance shown for periods prior to the effective date of any such change or adjustment will generally not be recalculated or restated to reflect such change or adjustment.
Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
1

The Fund may borrow as a temporary measure for extraordinary or emergency purposes, including to meet redemptions or to facilitate the settlement of securities or other transactions. The Fund does not intend to borrow money in order to leverage its portfolio.
An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
The Fund's investment objective and the Underlying Index may be changed without shareholder approval.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments. The order of the below risk factors does not indicate the significance of any particular risk factor. The Fund discloses its portfolio holdings daily at www.iShares.com.
Asset Class Risk. The securities and other assets in the Fund’s portfolio or its Underlying Index may underperform in comparison to other indexes that track, or assets that represent, other countries or geographic units, industries, markets, market segments, or asset classes. Various types of securities, other assets and indexes may experience cycles of outperformance and underperformance in comparison to financial markets generally. This divergence may be due to a number of factors including, among other things, inflation, interest rates, productivity, global demand for local products or resources, and regulation and governmental controls. This may cause the Fund to underperform other investment vehicles that invest in different asset classes.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. There are a limited number of institutions that may act as Authorized Participants for the Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in creation or redemption transactions. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for the Fund and no other Authorized Participant places orders, Fund shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for a Fund that invests in securities issued by non-U.S. issuers or instruments with lower trading volume. Such assets often entail greater settlement and operational complexity and higher capital costs for Authorized Participants, which may limit the number of Authorized Participants that engage with the Fund.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities or other assets of one or more issuers, countries or other geographic units, markets, industries, project types, or asset classes. A Fund with investment
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concentration may be more adversely affected by the underperformance of those assets, may experience greater price volatility and may be more susceptible to adverse economic, market, political or regulatory impacts on those assets compared to a fund that does not concentrate its investments.
Cybersecurity Risk. The Fund and entities that interact with the Fund are susceptible to operational, information security and related cybersecurity risks, both directly and through their service providers. These entities include, but are not limited to, the Fund’s adviser, distributor, other service providers (e.g., index and benchmark providers, accountants, custodians, transfer agents and administrators), counterparties, market makers, Authorized Participants, listing exchanges, other financial market operators, and governmental authorities. Cybersecurity risks are also present for issuers of securities or other assets in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such issuers to lose value. Cyber incidents can result from deliberate attacks or unintentional events. They include, but are not limited to, gaining unauthorized access to systems, misappropriating assets or sensitive information, corrupting or destroying data, and causing operational disruption. Geopolitical tensions may increase the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing.
Cybersecurity incidents may cause disruptions and impact business operations and may result in any of the following: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and other legal and compliance expenses. In addition, cyber incidents may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the Fund’s functioning inaccessible, inaccurate or incomplete. The Fund may incur substantial costs in order to resolve or prevent cyber incidents.
The Fund has established business continuity plans in the event of, and risk management systems to prevent, cyber incidents. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, that prevention and remediation efforts will not be successful or that cyber incidents will go undetected. Furthermore, the Fund cannot control the cybersecurity plans and systems of its service providers, counterparties, and other third parties whose activities affect the Fund. The Fund and its shareholders could be negatively impacted as a result.
Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds. The Index Provider’s substitution of bonds in the Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index’s stated maturity guidelines.
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Index-Related Risk. The Fund seeks to achieve a return that corresponds generally to the price and yield performance, before fees and expenses, of its Underlying Index as published by the Index Provider. There is no assurance that the Index Provider or its agents will construct or calculate the Underlying Index accurately. While the Index Provider describes what the Underlying Index is designed to achieve, neither the Index Provider nor its agents provide any warranty or accept any liability regarding the quality, accuracy or completeness of the Underlying Index or its related data, and they do not guarantee that the Underlying Index will be in line with the Index Provider’s methodology. BFA also does not provide any warranty or guarantee against the Index Provider’s or any agent’s errors.
The Index Provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor BFA can offer assurances that the Index Provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the Index Provider may not identify or correct them promptly or at all, particularly for indexes that are less commonly used as benchmarks. In addition, there may be heightened risks associated with the adequacy and reliability of information about emerging markets constituents, as such markets may have less information available or less regulatory oversight. Errors related to the Underlying Index may negatively or positively impact the Fund and its shareholders. For example, if the Underlying Index contains incorrect constituents, the Fund will have exposure to such constituents and will be underexposed to the Underlying Index’s other constituents. Shareholders should understand that any gains from the Index Provider’s errors will be kept by the Fund and its shareholders and any losses or costs from such errors will be borne by the Fund and its shareholders.
Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider and could cause the Index Provider to postpone a scheduled rebalance to the Underlying Index. This could cause the Underlying Index to vary from its normal or expected composition. If a scheduled rebalance is postponed, index constituents that would otherwise be removed at the rebalance (due to, for example, changes in market capitalization or issuer credit ratings) may remain, causing the performance and constituents of the Underlying Index to vary from those expected under normal conditions. In addition, to the extent circumstances evolve between periodic index reviews and reconstitutions, the Underlying Index may include constituents that do not align with its objective or selection criteria, and the Fund tracking the Underlying Index may be similarly affected.
In addition to scheduled rebalances, the Index Provider or its agents may carry out ad hoc index rebalances due to reaching certain weighting constraints, unusual market conditions, corporate events, or corrections of errors. The Fund will in turn rebalance its portfolio to attempt to increase the correlation between the portfolio and the Underlying Index. The Fund and its shareholders will directly bear any transaction costs
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and market exposure from such portfolio rebalancing. Therefore, index-related errors and ad hoc rebalances may increase the Fund’s costs and tracking error.
Interest Rate Risk. Changes in interest rates may have unpredictable effects on fixed-income markets and result in heightened market volatility and lower liquidity for certain instruments, all of which may adversely affect the Fund’s performance. Interest rate changes can be sudden and unpredictable and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for fixed-income securities.
When interest rates rise, the value of fixed-income securities or other instruments sensitive to interest rates typically decreases. A measure that investors commonly use to determine this price sensitivity is called duration. Fixed-income securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. For example, if a bond has a duration of five years and interest rates rise, the price of the bond will likely decline by a greater percentage than for a bond with a one-year duration. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer duration, rising interest rates may cause the value of the Fund’s investments to decline significantly, which would adversely affect the value of the Fund. Changes in prevailing interest rates, particularly sudden and significant changes, may lead to fluctuations in the value of floating rate debt securities, as the rates for those securities typically reset only periodically. In addition, decreases in market-making capacity for fixed-income dealers may lead to lower trading volume, heightened volatility, wider bid-ask spreads and less transparent pricing in certain fixed-income markets.
During periods of very low or negative interest rates, a Fund may be unable to maintain positive returns or pay dividends to shareholders. Under certain market conditions when interest rates are set at low levels and the market prices of portfolio securities have increased, a Fund may have a very low or even negative yield, which would cause the Fund to lose money in certain conditions and time periods.
Issuer Risk. The performance of a Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value of securities or other assets may decline, or perform differently from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.
Management Risk. The Fund is not actively managed and invests in securities or other assets included in, or representative of, its Underlying Index, regardless of their investment merits. The Fund may be affected by a general decline in market segments related to its Underlying Index, and BFA generally does not attempt to invest the Fund’s assets in defensive positions under any market conditions, including declining markets. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track its Underlying Index. Because BFA uses a representative sampling indexing strategy, the Fund will not fully replicate its Underlying Index and may hold securities or other assets not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment strategy, whose implementation is subject to a number of constraints, may not produce the intended results. There is no guarantee that the
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Fund’s investment results will have a high degree of correlation to those of its Underlying Index or that the Fund will achieve its investment objective.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a financial instrument or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the particular instrument or asset, or factors that affect one or more issuers, counterparties, exchanges, countries or other geographic units, markets, industries, or asset classes. Local, regional or global events such as war, acts of terrorism, pandemics or other public health issues, recessions, the prospect or occurrence of a sovereign default or other financial crisis, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV. Changes in market and economic conditions generally do not have the same impact on all types of instruments and assets.
Market Trading Risk. The Fund faces numerous market trading risks, any of which may lead to its shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to the NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund shares.
Absence of an Active Primary Market. Although Fund shares are listed for trading on one or more stock exchanges, there can be no assurance that an active primary trading market for Fund shares will develop or be maintained by market makers or Authorized Participants.
Secondary Listing Risks. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. Fund shares also may be available to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for exchange listing or market trading. The Fund’s shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information that is available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to create or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts to NAV than might be experienced at times when the Fund accepts creation and redemption orders. Securities held by the Fund may be traded in markets that close at a different time than an exchange on which Fund shares are traded. Liquidity in those securities may be reduced after the applicable closing time. As a result, during the time when the exchange is open but after the applicable market closing, fixing or
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settlement time, there may be wider bid/ask spreads on the exchange and a greater premium or discount to NAV.
In stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, and an investor may be unable to sell their Fund shares.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or for other reasons. In times of extraordinary market volatility, Fund shares may be subject to trading halts pursuant to “circuit breaker” rules of a stock exchange or market. If there is a trading halt or unanticipated closure of an exchange or market, an investor may be unable to purchase or sell Fund shares. In addition, if trading in certain securities or financial instruments is restricted, this may disrupt the Fund’s creation/redemption process, affect the price at which Fund shares trade in the secondary market, and result in the Fund being unable to trade certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio or accurately price its portfolio holdings and may incur substantial trading losses.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short. In addition, trading activity in derivative products based on the Fund may lead to increased trading volume and volatility in the secondary market for the shares of the Fund.
Fund Shares May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s portfolio holdings. The trading price of the Fund’s shares fluctuates throughout trading hours based on both market supply of and demand for Fund shares and the underlying value of the Fund’s portfolio holdings or NAV. As a result, the trading prices of the Fund’s shares may deviate significantly from NAV during times of market volatility, significant redemption requests, or other unusual market conditions
However, because Fund shares can be created and redeemed in Creation Units at NAV, BFA believes that large discounts or premiums to the Fund’s NAV are not likely to be sustained over the long term (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs). While the creation/redemption feature is designed to make it more likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or other market participants, and during periods of significant market volatility, may result in trading prices for shares of the Fund that differ significantly from its NAV. Authorized Participants may be less willing to create or redeem the Fund’s shares if there is a lack of an active market for such shares or the Fund’s underlying investments, which may contribute to the Fund’s shares trading at a premium or discount to NAV.
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Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling Fund shares through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “spread,” which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The spread varies over time for Fund shares based on trading volume and market liquidity. It is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. Increased market volatility also may cause wider spreads. In addition, there may be regulatory and other charges that are incurred as a result of trading activity. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results, and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Risk of Investing in the U.S. Investing in U.S. issuers involves legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. A decrease in imports or exports, changes in trade regulations, inflation, an economic recession, financial system stress, or political turmoil, among other risks, may have an adverse effect on the U.S. economy and the securities listed on U.S. exchanges. The U.S. is also subject to the risk of natural disasters, such as droughts, earthquakes, fires and floods. U.S. security risks include acts of terrorism, internal unrest and a deterioration in relations between the U.S. and certain countries. Any of these may adversely affect the U.S. economy, financial markets or issuers.
Governmental agencies project that the U.S. will maintain elevated public debt levels for the foreseeable future. Although elevated debt levels do not necessarily indicate or cause economic problems, the costs of servicing such debt may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. BlackRock Institutional Trust Company, N.A. (“BTC”), which is the securities lending agent for the iShares/BlackRock ETFs, will take into account the tax impact to Fund
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shareholders of substitute payments for dividends when managing the securities lending program.
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline. U.S. Treasury securities are rated AA+ by S&P Global Ratings. A downgrade of the rating of U.S. Treasury securities may cause the value of the Fund's U.S. Treasury obligations to decline. Because U.S. government debt obligations are often used as a benchmark for other borrowing arrangements, a downgrade could also result in higher interest rates for a range of borrowers, cause disruptions in the international bond markets and have a substantial adverse effect on the U.S. and global economy.
A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and lead the government to issue additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that the U.S. government will not be able to make principal or interest payments when they are due. If market participants determine that U.S. sovereign debt levels have become unsustainable, the value of the U.S. dollar could decline, thus increasing inflationary pressures, particularly with respect to services outsourced to non-U.S. providers and imported goods and constrain or prevent the U.S. government from implementing effective countercyclical fiscal policy in economic downturns. Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period that shareholders own shares of the Fund. Notwithstanding that U.S. Treasury obligations are backed by the full faith and credit of the United States, circumstances could arise that could prevent the timely payment of interest or principal, such as reaching the legislative “debt ceiling.” Such non-payment would result in losses to the Fund and substantial negative consequences for the U.S. economy and the global financial system.
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A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies. The order of the below risk factors does not indicate the significance of any particular risk factor.
Borrowing Risk. Borrowing may exaggerate changes in a Fund’s NAV and in the return on its portfolio. A Fund that borrows will incur interest expenses and other fees, which may reduce the Fund’s return. Borrowing may also cause a Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.
Close-Out Risk for Qualified Financial Contracts. Regulations adopted by global prudential regulators require counterparties that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent a Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and also prohibit a Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit risk and other risks to a Fund.
Illiquid Investments Risk. The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and any security or instrument held by the Fund may be deemed an illiquid investment pursuant to the Fund’s liquidity risk management program. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. An investment may be illiquid due to, among other things, the reduced number and capacity of traditional market participants to make a market in securities or instruments or the lack of an active market for such securities or instruments. To the extent that the Fund invests in securities or instruments with substantial market and/or credit risk, the Fund will tend to have increased exposure to the risks associated with illiquid investments. Illiquid investments may be harder to value, especially in changing markets. Although the Fund primarily seeks to redeem shares of the Fund on an in-kind basis, if the Fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the Fund may be greater than normal. Other market participants may be attempting to liquidate holdings at the same time as the Fund, causing increased supply of the Fund’s underlying investments in the market and contributing to illiquid investments risk and
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downward pricing pressure. In addition, if the Fund is limited in its ability to sell illiquid investments during periods when shareholders are redeeming their shares, the Fund will need to sell liquid securities to meet redemption requests and illiquid securities will become a larger portion of the Fund’s holdings. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund's NAV.
Large Shareholder and Large-Scale Redemption Risk. Certain shareholders of the Fund, including an Authorized Participant, a third-party investor, the Fund’s adviser, an affiliate of the Fund’s adviser, a market maker, or another entity, may from time to time own or manage a substantial amount of Fund shares or may hold their investment in the Fund for a limited period of time. These shareholders may also pledge or loan Fund shares (to secure financing or otherwise), which may result in the shares becoming concentrated in another party. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment or that the size of the Fund would be maintained. Redemptions of a large number of Fund shares may adversely affect the Fund’s liquidity and net assets. To the extent the Fund permits redemptions in cash, these redemptions may force the Fund to sell portfolio securities or other assets when it might not otherwise do so, which may negatively impact the Fund’s NAV, have a material effect on the market price of Fund shares, increase the Fund’s brokerage costs, accelerate the realization of taxable income and/or capital gains, and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such tax year. The Fund also may be required to sell its more liquid investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price.
To the extent these large shareholders transact in Fund shares on the secondary market, such transactions may account for a large percentage of the trading volume for Fund shares and may, therefore, have a material upward or downward effect on the market price of the shares. In addition, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, diluting its investment returns.
Threshold/Underinvestment Risk. If certain aggregate and/or fund-level ownership thresholds are reached through transactions undertaken by BFA, its affiliates or the Fund, or as a result of third-party transactions or actions by an issuer or regulator, the ability of BFA and its affiliates on behalf of clients (including the Fund) to purchase or dispose of investments, exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. The capacity of the Fund to invest in certain securities or other assets may be affected by the relevant threshold limits, and such limitations may have adverse effects on the liquidity and performance of the Fund’s portfolio holdings. To the extent a Fund tracks an index, such limits may increase the risk of the Fund being underinvested in an asset relative to its Underlying Index and increase the risk of tracking error.
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For example, ownership limits may apply to securities whose issuers operate in certain regulated industries or in certain international markets. Such limits also may apply where the investing entity (such as the Fund) is subject to corporate or regulatory ownership restrictions or invests in certain futures or other derivative transactions. In certain circumstances, aggregate and/or fund-level amounts invested or voted by BFA and its affiliates for their proprietary accounts and for client accounts (including the Fund) may not exceed the relevant limits without the grant of a license or other regulatory or corporate consent. In other cases, exceeding such thresholds may cause BFA and its affiliates, the Fund or other client accounts to suffer disadvantages or business restrictions.
Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The Fund discloses its portfolio holdings daily at www.iShares.com. Fund fact sheets providing information regarding the Fund's top holdings are posted on www.iShares.com when available and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Fund. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, and litigation expenses and any extraordinary expenses (as determined by a majority of the Trustees who are not “interested persons” of the Trust). Operating expenses paid by BFA under the Investment Advisory Agreement exclude Acquired Fund Fees and Expenses, if any.
For the fiscal year ended February 29, 2024, BFA was paid a management fee from the Fund, as a percentage of the Fund’s average daily net assets, net of any applicable waivers, at the annual rate of 0.15%.
BFA has contractually agreed to waive a portion of its management fees in an amount equal to the Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA, or its affiliates, through June 30, 2026. The contractual waiver may be terminated prior to June 30, 2026 only upon written agreement of the Trust and BFA. In addition, BFA may from time to time voluntarily
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waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”). As of March 31, 2024, BFA and its affiliates provided investment advisory services for assets of approximately $10.5 trillion. BFA and its affiliates trade and invest for their own accounts in the actual securities and types of securities in which the Fund may also invest, which may affect the price of such securities.
A discussion regarding the basis for the approval by the Trust's Board of Trustees (the “Board”) of the Investment Advisory Agreement with BFA is available in the Fund's Semi-Annual Report for the period ended August 31.
Portfolio Managers. James Mauro and Karen Uyehara are primarily responsible for the day-to-day management of the Fund. The Portfolio Managers are responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their respective portfolio management teams to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of their respective portfolio management teams who have more limited responsibilities.
James Mauro has been employed by BFA or its affiliates as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since 2011.
Karen Uyehara has been employed by BFA or its affiliates as a senior portfolio manager since 2010. Prior to that, Ms. Uyehara was a portfolio manager at Western Asset Management Company (WAMCO). Ms. Uyehara has been a Portfolio Manager of the Fund since 2021.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. JPMorgan Chase Bank, N.A. is the administrator, custodian and transfer agent for the Fund.
Conflicts of Interest. The investment activities of BFA and its affiliates (including BlackRock and its subsidiaries (collectively, the “Affiliates”)), and their respective directors, officers or employees, in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and its Affiliates provide investment management services to other funds and discretionary managed accounts that may follow investment programs similar to that of the Fund. BFA and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more Affiliates act, or may act, as an investor, research provider, investment manager, commodity pool operator, commodity trading advisor, financier, underwriter, adviser, trader, lender, index provider, agent and/or principal, and have other direct
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and indirect interests in securities, currencies, commodities, derivatives and other instruments in which the Fund may directly or indirectly invest. The Fund may invest in securities of, or engage in other transactions with, companies with which an Affiliate has significant debt or equity investments or other interests. The Fund may also invest in issuances (such as structured notes) by entities for which an Affiliate provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. The Fund also may invest in securities of, or engage in other transactions with, companies for which an Affiliate provides or may in the future provide research coverage. An Affiliate may have business relationships with, and purchase or distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund. This may include transactions in securities issued by other open-end and closed-end investment companies (which may include investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”)). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate having positions in certain securities that are senior or junior to, or have interests different from or adverse to, the securities that are owned by the Fund.
Neither BlackRock nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. The results of the Fund's investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by BlackRock or an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
In addition, the Fund may, from time to time, enter into transactions in which BFA or an Affiliate or its or their directors, officers, employees or clients have an adverse interest. Furthermore, transactions undertaken by clients advised or managed by BFA or its Affiliates may adversely impact the Fund. Transactions by one or more clients or by BFA or its Affiliates or their directors, officers or employees may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to BFA or one or more Affiliates and/or their internal policies designed to comply with such restrictions.
Under a securities lending program approved by the Board, the Fund has retained BTC, an Affiliate of BFA, to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the securities lending agent will receive a fee from the Fund based on the returns earned
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on the Fund’s lending activities, including investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
Under an ETF Services Agreement, the Fund has retained BlackRock Investments, LLC (the “Distributor” or “BRIL”), an Affiliate of BFA, to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units of the Fund (“ETF Services”). BRIL will retain a portion of the standard transaction fee received from Authorized Participants on each creation or redemption order from the Authorized Participant for the ETF Services provided. BlackRock collaborated with, and received payment from, Citibank, N.A. (“Citibank”) on the design and development of the ETF Services platform. Citibank may have, or from time to time may develop, additional relationships with BlackRock or funds managed by BFA and its affiliates.
It is also possible that, from time to time, BlackRock and/or its advisory clients (including other funds and separately managed accounts) may, subject to compliance with applicable law, purchase and hold shares of the Fund. The price, availability, liquidity, and (in some cases) expense ratio of the Fund may be impacted by purchases and sales of the Fund by BlackRock and/or its advisory clients.
The activities of BFA and its Affiliates and their respective directors, officers or employees may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange or otherwise in the secondary market. The Fund's shares trade under the ticker symbol “SHV.”
Buying or selling Fund shares on an exchange or other secondary market involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you may incur a brokerage commission and other charges. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In
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addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The Fund's spread may also be impacted by the liquidity or illiquidity of the underlying securities held by the Fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities.
The Fund does not impose restrictions on the frequency of purchases and redemptions of Fund shares directly with the Fund. The Board determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of Fund shares because the Fund generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. However, the Fund has taken certain measures (e.g., imposing transaction fees on purchases and redemptions of Creation Units and reserving the right to reject purchases of Creation Units under certain circumstances) to minimize the potential consequences of frequent cash purchases and redemptions by Authorized Participants, such as increased tracking error, disruption of portfolio management, dilution to the Fund, and/or increased transaction costs. Further, the vast majority of trading in Fund shares occurs on the secondary market, which does not involve the Fund directly, and such trading is unlikely to cause many of the harmful effects of frequent cash purchases or redemptions of Fund shares.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is Nasdaq.
Section 12(d)(1) of the 1940 Act generally restricts investments by investment companies, including foreign and unregistered investment companies, in the securities of other investment companies. For example, a registered investment company (the “Acquired Fund”), such as the Fund, may not knowingly sell or otherwise dispose of any security issued by the Acquired Fund to any investment company (the “Acquiring Fund”) or any company or companies controlled by the Acquiring Fund if, immediately after such sale or disposition: (i) more than 3% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and any company or companies controlled by the Acquiring Fund, or (ii) more than 10% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and other investment companies and companies controlled by them. However, registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) in reliance on Rule 12d1-4 under the 1940 Act, the registered investment company must, among other things, enter into an agreement with the
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Trust. Foreign investment companies are permitted to invest in the Fund only up to the limits set forth in Section 12(d)(1), subject to any applicable SEC no-action relief.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of, and holds legal title to, all outstanding shares of the Fund.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as the supply of and demand for ETF shares and underlying securities held by the Fund, economic conditions and other factors.
Determination of Net Asset Value. The NAV of the Fund normally is determined twice daily Monday through Friday, generally as of 12:00 p.m., Eastern time and as of the close of regular trading hours of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund is determined pursuant to BFA’s valuation policies and procedures. BFA has been designated by the Board as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act.
The Fund values fixed-income portfolio securities using last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Fund's approved independent third-party pricing services, each in accordance with BFA's valuation policies and procedures. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller odd lot sizes. Odd lots often trade at lower prices than institutional round lots. An amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless BFA determines in good faith that such method does not represent fair value.
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Generally, trading in non-U.S. securities and money market instruments is substantially completed each day at various times prior to the close of regular trading hours of the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, BFA will fair value the Fund’s investments in accordance with its policies and procedures. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of trading or other reasons, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, when there is a significant event subsequent to the most recent market quotation, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available. A “significant event” is deemed to occur if BFA determines, in its reasonable business judgment prior to or at the time of pricing the Fund’s assets or liabilities, that the event is likely to cause a material change to the last exchange closing price or closing market price of one or more assets held by, or liabilities of, the Fund.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
Dividends and Distributions.
General Policies. Dividends from net investment income, if any, generally are declared and paid at least once a year by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the
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availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Note on Tax Information. The following sections summarize some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Certain states and localities may exempt from tax distributions attributable to interest from U.S. federal government obligations. Consult your personal tax advisor about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, in which case your distributions generally will be taxable when withdrawn, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Long-term capital gains are eligible for taxation at a maximum rate of 15% or 20% for non-corporate shareholders, depending on whether their income exceeds certain threshold amounts. Distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married and filing jointly) and of estates and trusts. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
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If you are neither a resident nor a citizen of the U.S. or if you are a non-U.S. entity (other than a pass-through entity to the extent owned by U.S. persons), the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.
Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information concerning their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership, unless certain exceptions apply.
If you are a resident or a citizen of the U.S., by law, backup withholding at a 24% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes When Shares Are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. Each “creator” or authorized participant (an “Authorized Participant”) has entered into an agreement with the Fund's Distributor, an affiliate of BFA. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the
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Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units.
A creation transaction, which is subject to acceptance by the Distributor and the Fund, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities, assets or other positions (a “creation basket”), and an amount of cash (including any cash representing the value of substituted securities, assets or other positions), if any, which together approximate the holdings of the Fund in exchange for a specified number of Creation Units. Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities, assets or other positions (a “redemption basket”) held by the Fund and an amount of cash (including any portion of such securities for which cash may be substituted). The Fund may, in certain circumstances, offer Creation Units partially or solely for cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. Creation and redemption baskets may differ and the Fund will accept “custom baskets.” More information regarding custom baskets is contained in the Fund's SAI.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
Only an Authorized Participant may create or redeem Creation Units with the Fund. Authorized Participants may create or redeem Creation Units for their own accounts or for customers, including, without limitation, affiliates of the Fund.
In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined in Rule 144A under the 1933 Act, will not be able to receive restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant that has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed
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participants in a distribution in a manner that could render them statutory underwriters subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
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Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 50 Hudson Yards, New York, NY 10001.
BFA or its affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, data provision services, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments or other financial incentives it is eligible to receive. Therefore, such payments or other financial incentives offered or made to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its affiliates.
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Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)

	iShares Short Treasury Bond ETF
	Year Ended 02/29/24	Year Ended 02/28/23	Year Ended 02/28/22	Year Ended 02/28/21	Year Ended 02/29/20
Net asset value, beginning of year	$110.22	$110.29	$110.52	$110.68	$110.52
Net investment income (loss)(a)	5.40	2.32	(0.07)	0.40	2.28
Net realized and unrealized gain (loss)(b)	0.18	(0.50)	(0.16)	0.10	0.25
Net increase (decrease) from investment operations	5.58	1.82	(0.23)	0.50	2.53
Distributions(c)
From net investment income	(5.32)	(1.89)	—	(0.50)	(2.37)
From net realized gain	—	—	—	(0.16)	—
Total distributions	(5.32)	(1.89)	—	(0.66)	(2.37)
Net asset value, end of year	$110.48	$110.22	$110.29	$110.52	$110.68
Total Return(d)
Based on net asset value	5.19%	1.66%	(0.19)%	0.45%	2.31%
Ratios to Average Net Assets(e)
Total expenses	0.15%	0.15%	0.15%	0.15%	0.15%
Total expenses after fees waived	0.15%	0.14%	0.15%	0.15%	0.15%
Net investment income (loss)	4.90%	2.10%	(0.06)%	0.36%	2.06%
Supplemental Data
Net assets, end of year (000)	$17,982,514	$23,742,659	$15,779,285	$16,193,171	$20,276,511
Portfolio turnover rate(f)	62%	107%	86%	115%	42%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f) Portfolio turnover rate excludes in-kind transactions, if any.
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Index Provider
The Underlying Index is owned, maintained and administered by IDI. IDI is not affiliated with the Trust, BFA, the Distributor or any of their respective affiliates.
BFA or its affiliates have entered into a license agreement with the Index Provider to use the Underlying Index. BFA, or its affiliates, sublicenses rights in the Underlying Index to the Trust at no charge.
Disclaimers
ICE® is a trademark of IDI or its affiliates and has been licensed, along with the Underlying Index, for use by BlackRock, Inc. and its affiliates (“BlackRock”) in connection with the Fund. Neither BlackRock, Inc., the Trust nor the Fund, as applicable, is sponsored, endorsed, sold or promoted by IDI, its affiliates or its third party suppliers (“IDI and its Suppliers”). IDI and its Suppliers make no representations or warranties regarding the advisability of investing in securities generally, in the Fund particularly, the Trust or the ability of the Underlying Index to track general market performance. IDI’s only relationship to BlackRock is the licensing of certain trademarks and trade names and the Underlying Index or components thereof. The Underlying Index is determined, composed and calculated by IDI without regard to BlackRock or the Fund or its holders. IDI has no obligation to take the needs of BlackRock or the holders of the Fund into consideration in determining, composing or calculating the Underlying Index. IDI is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be priced, sold, purchased, or redeemed. Except for certain custom index calculation services, all information provided by IDI is general in nature and not tailored to the needs of BlackRock or any other person, entity or group of persons. IDI has no obligation or liability in connection with the administration, marketing, or trading of the Fund. IDI is not an investment adviser. Inclusion of a security within an index is not a recommendation by IDI to buy, sell, or hold such security, nor is it considered to be investment advice.
IDI AND ITS SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE UNDERLYING INDEX, INDEX DATA AND ANY INFORMATION INCLUDED IN, RELATED TO, OR DERIVED THEREFROM (“INDEX DATA”). IDI AND ITS SUPPLIERS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE UNDERLYING INDEX AND THE INDEX DATA, WHICH ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK.
The past performance of the Underlying Index is not a guide to future performance. BFA and its affiliates do not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA
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and its affiliates shall have no liability for any errors, omissions or interruptions therein. BFA and its affiliates make no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA or its affiliates have any liability for any special, punitive, direct, indirect, consequential or any other damages (including lost profits), even if notified of the possibility of such damages.
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Want to know more?
iShares.com  | 1-800-474-2737
Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at www.iShares.com. Copies of the Prospectus, SAI, shareholder reports and other information, as applicable and when available, can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is, or will be, available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual Report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 1 University Square Drive, Princeton, NJ 08540
Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
©2024 BlackRock, Inc. All rights reserved. iSHARES® and BLACKROCK®are registered trademarks of BFA and its affiliates. All other marks are the property of their respective owners.
Investment Company Act File No.: 811-09729
IS-P-SHV-0624

June 28, 2024

2024 Prospectus
iShares Trust
• iShares USD Systematic Bond ETF | USBF | NASDAQ

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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iSHARES®USD SYSTEMATIC BOND ETF
Ticker: USBFStock Exchange: Nasdaq
Investment Objective
The iShares USD Systematic Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated bonds that are rated either investment grade or high-yield.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except: (i) the management fees, (ii) interest expenses, (iii) taxes, (iv) expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, (v) distribution fees or expenses, and (vi) litigation expenses and any extraordinary expenses. The Fund may incur “Acquired Fund Fees and Expenses.” Acquired Fund Fees and Expenses reflect the Fund's pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund's prospectus (the “Prospectus”). BFA, the investment adviser to the Fund, has contractually agreed to waive a portion of its management fees in an amount equal to the Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA, or its affiliates, through June 30, 2026. The contractual waiver may be terminated prior to June 30, 2026 only upon written agreement of the Trust and BFA.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)[1]
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Fee Waiver and/or Expense Reimbursement	Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement
0.18%	None	None	0.01%	0.19%	(0.01)%	0.18%

1
Operating expenses paid by BFA under the Investment Advisory Agreement exclude Acquired Fund Fees and Expenses, if any.
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Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$18	$59	$105	$241
Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 380% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to track the investment results of the BlackRock USD Systematic Bond Index (the “Underlying Index”), which consists of investment-grade and high yield, each as determined by BlackRock Index Services, LLC (the “Index Provider”), U.S. dollar-denominated bonds. Component securities include U.S. Treasury bonds, mortgage-backed pass-through securities (“MBS”), commercial mortgage-backed securities (“CMBS”), asset-backed securities (“ABS”) and investment-grade and high yield U.S. and non-U.S. corporate bonds. The Underlying Index includes bonds registered with the SEC or exempt from registration at the time of issuance or offered pursuant to Rule 144A with or without registration rights. As of February 29, 2024, the Underlying Index includes approximately 9,806 component securities. The Fund may hold bonds of any maturity, although certain component securities are subject to individual maturity limits consistent with the Underlying Index methodology.
The Underlying Index seeks to enhance the performance and balance return sources of the aggregate U.S. dollar-denominated bond market while retaining similar risk characteristics. This methodology selects component bonds from the broad universe of U.S. dollar-denominated bonds and allocates them according to factor-based insights, unlike the methodologies used by traditional market value-weighted bond indexes. Specifically, the Underlying Index determines constituents and their weights based on a proprietary factor model that systematically applies (1) macroeconomic factor timing, (2) macroeconomic factor tilt, and (3) style factors. These factors attempt to shift exposures along major risk dimensions, including interest rate risk and credit risk, as described below.
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The first step of the factor model is macroeconomic factor timing, which considers high yield bond prices and the price momentum of high yield securities (commonly referred to as “junk bonds”) to determine the status of the economy (as reflected in the bond market) at a given point in time (i.e., whether default risk is low, average and declining, average and increasing, or high). The status of the economy at rebalance is used to determine several features of the Underlying Index composition, including the Underlying Index’s duration and duration-times-spread (“DxS,” which measures credit volatility) targets, as well as determining high yield and MBS sector allocations. The Underlying Index sets the CMBS and ABS weights in line with the weights in the iShares Core U.S. Aggregate Bond ETF.
The second step of the factor model is macroeconomic factor tilt, which assigns the Underlying Index’s allocation to predetermined maturity bands of the yield curve, specifically (1) long-maturity U.S. Treasury bonds and (2) short- and intermediate-maturity investment grade corporate bonds in seeking to maximize total return per unit of risk (defined as duration for U.S. Treasuries and DxS for corporate bonds). The Underlying Index constituents are the result of an asset allocation optimization process that seeks maximum carry, the return generated from an investment in a higher yielding security over a lower yielding security, assuming prices remain constant, subject to the Underlying Index’s duration and DxS targets.
The last step of the factor model is to select individual securities based on style factor attributes: quality and value.
The quality factor seeks to reduce relative exposure to securities with the highest default risk, and the value factor seeks to increase the relative weight of bonds with lower market prices compared to other bonds with similar fundamental characteristics.
The Underlying Index is rebalanced on the last business day of each month. As of February 29, 2024, a significant portion of the Underlying Index is represented by securities in the financials industry or sector and MBS. The components of the Underlying Index are likely to change over time.
BFA uses an indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of an applicable underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market value and industry weightings), fundamental
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characteristics (such as return variability, duration (i.e., a security's price sensitivity to a change in interest rates), maturity or credit ratings and yield) and liquidity measures similar to those of an applicable underlying index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund will invest at least 80% of its assets in the component securities of the Underlying Index and to-be-announced (“TBA”) transactions that have economic characteristics that are substantially identical to the economic characteristics of the component securities of the Underlying Index, and the Fund will invest at least 90% of its assets in fixed income securities of the types included in the Underlying Index that BFA believes will help the Fund track the Underlying Index. The Fund will invest no more than 10% of its assets in futures, options and swaps contracts that BFA believes will help the Fund track the Underlying Index as well as in fixed income securities other than the types included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. Cash and cash equivalent investments associated with a TBA position will be treated as part of that position for purposes of calculating investments in the component securities of the Underlying Index. Cash and cash equivalent investments associated with a derivative position will be treated as part of that position for the purposes of calculating the percentage of investments included in the Underlying Index. The Fund seeks to track the investment results of the Underlying Index before fees and expenses of the Fund.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of any collateral received).
The Underlying Index is sponsored by the Index Provider, an affiliated person of the Fund and of BFA, the Fund's investment adviser. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective. Certain key risks are prioritized below (with others following in alphabetical order), but the relative significance of any risk is difficult to predict and may change over time. You should review each risk factor carefully.
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Credit Risk. Debt issuers and other counterparties may be unable or unwilling to make timely interest and/or principal payments when due or otherwise honor their obligations. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also adversely affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on an issuer's or counterparty's financial condition and on the terms of an obligation.
Income Risk. The Fund's income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, or are substituted for other bonds, or because the Fund otherwise needs to purchase additional bonds.
Risk of Investing in the U.S. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, pandemics or other public health issues, recessions, the prospect or occurrence of a sovereign default or other financial crisis, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.
Index-Related Risk. The Index Provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor BFA can offer assurances that the Index Provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the Index Provider may not identify or correct them promptly or at all, which may have an adverse impact on the Fund and its shareholders. Because the Index Provider is relatively new to the creation of indexes, these risks may be greater with respect to the Underlying Index than in the case of an index maintained by a long-standing index provider. Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider and could cause the Index Provider to postpone a scheduled rebalance. This could cause the Underlying Index to vary from its normal or expected composition.
Asset Class Risk. The securities and other assets in the Underlying Index or in the Fund’s portfolio may underperform in comparison to financial markets generally, a particular financial market, another index, or other asset classes.
Assets Under Management (AUM) Risk. From time to time, an Authorized Participant (as defined below in Authorized Participant Concentration Risk), a third-party investor, the Fund’s adviser, an affiliate of the Fund’s adviser, or another fund may invest in
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the Fund and hold its investment for a specific period of time to allow the Fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the Fund would be maintained at such levels, which could negatively impact the Fund.
Authorized Participant Concentration Risk. An “Authorized Participant” is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows the Authorized Participant to place orders for the purchase and redemption of creation units (“Creation Units”). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. There are a limited number of institutions that may act as Authorized Participants for the Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in creation or redemption transactions. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for the Fund and no other Authorized Participant places orders, Fund shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund's income, or in securities with greater risks or with other less favorable features.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities or other assets of one or more issuers, countries or other geographic units, markets, industries, project types, or asset classes.
Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund, its adviser, distributor, Index Provider, other service providers, counterparties, or issuers of assets in which the Fund invests may cause disruptions that negatively impact the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. The Fund cannot control the cybersecurity plans and systems of its service providers, counterparties, and other third parties whose activities affect the Fund.
Extension Risk. During periods of rising interest rates, certain debt obligations may be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline in the Fund’s income and potentially in the value of the Fund’s investments.
Financials Sector Risk. The performance of companies in the financials sector may be adversely impacted by many factors, including, among others, changes in government regulations, economic conditions, and interest rates, credit rating downgrades, adverse public perception, exposure
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concentration and decreased liquidity in credit markets. The impact of changes in regulation of any individual financial company, or of the financials sector as a whole, cannot be predicted. Cybersecurity incidents and technology malfunctions and failures have become increasingly frequent and have caused significant losses to companies in this sector, which may negatively impact the Fund.
High Portfolio Turnover Risk. High portfolio turnover (considered by the Fund to mean higher than 100% annually) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities.
Interest Rate Risk. Interest rate risk refers to fluctuations in the value of a fixed-income security due to changes in the general level of interest rates. An increase in interest rates generally will cause the value of fixed-income securities to decline. Securities with longer maturities generally are more sensitive to interest rate changes and subject to greater fluctuations in value. Changes in interest rates may have unpredictable effects on fixed-income markets and result in heightened market volatility and lower liquidity for certain instruments, all of which may adversely affect the Fund’s performance. Interest rate changes can be sudden and unpredictable and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for fixed-income securities.
Issuer Risk. The performance of the Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value of securities or other assets may decline, or perform differently from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.
Management Risk. The Fund is not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets. As the Fund will not fully replicate the Underlying Index and may hold securities or other assets not included in the Underlying Index, it is subject to the risk that the investment strategy of BFA may not produce the intended results. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares (including through a trading halt), losses from trading in secondary markets, periods of high volatility, and disruptions in the process of creating and redeeming Fund shares. Any of these factors, among others, may lead to the Fund’s shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund shares.
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Model Risk. Neither the Fund nor BFA can offer assurances that the Underlying Index's allocation model will achieve its intended results or maximize returns or minimize risk, or be appropriate for every investor seeking a particular risk profile.
Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that, compared with funds that are classified as “diversified,” the Fund may invest a greater percentage of its assets in securities or other instruments representing a small number of issuers or counterparties and thus may be more susceptible to the risks associated with these particular issuers or counterparties. As a result, the Fund's performance may depend to a greater extent on the performance of a small number of issuers or counterparties, which may lead to more volatility in the Fund’s NAV.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Prepayment Risk. During periods of falling interest rates, issuers of certain debt obligations may repay principal prior to the security’s maturity, which may cause the Fund to have to reinvest in securities with lower yields or higher risk of default, resulting in a decline in the Fund’s income or return potential.
Quality Securities Risk. Securities included in the Underlying Index are deemed by the Index Provider to be quality securities based on a lower risk of default compared to other securities with similar fundamental characteristics, but there is no guarantee that the past performance of these securities will continue. Companies that issue these securities may experience lower than expected returns or may experience negative growth, as well as increased leverage, resulting in higher default risk of the securities. Many factors can affect a security’s quality and performance, and the impact of these factors on a security, its default risk, or its price can be difficult to predict.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Small Fund Risk. When the Fund’s size is small, the Fund may experience low trading volume and wide bid/ask spreads. In addition, the Fund may face the risk of being delisted if it does not meet certain requirements set by the listing exchange. Any resulting liquidation of the Fund could lead to elevated transaction costs for the Fund and negative tax consequences for its shareholders.
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Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund's valuation of a security at the time of calculation of the Fund's NAV), transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX EXCHANGE-TRADED FUNDS (“ETFs”).
U.S. Agency Mortgage-Backed Securities Risk. The Fund invests in MBS issued or guaranteed by the U.S. government or one of its agencies or sponsored entities, some of which may not be backed by the full faith and credit of the U.S. government. MBS represent interests in “pools” of mortgages and are subject to interest rate, prepayment, and extension risk. MBS react differently to changes in interest rates than other bonds, and the prices of MBS may reflect adverse economic and market conditions. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain MBS. MBS are also subject to the risk of default on the underlying mortgage loans, particularly during periods of economic downturn. Default or bankruptcy of a counterparty to a TBA transaction would expose the Fund to possible losses.
Valuation Risk. The price that the Fund could receive upon the sale (or other disposition) of a security or other asset may differ from the Fund’s valuation of the security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology. The price received by the Fund also may differ from the value used by the Underlying Index. In addition, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when investors are not able to purchase or sell Fund shares. Authorized Participants that create or redeem Fund shares on days when the Fund is holding fair-valued securities or other assets may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the securities or other assets not been fair valued or been valued using a different methodology. The ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
Value Securities Risk. Value securities are those issued by companies that may
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be perceived as undervalued. Such securities may decline in price or fail to appreciate for long periods of time, and they may never realize their full potential value. Value securities may underperform growth securities and other types of assets as well as the overall stock market. Value securities may go in and out of favor over time, which could affect the performance of the Fund.
Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns for 1 year and since inception compare with those of the Underlying Index and of a relevant broad-based securities index. The performance information in the chart and table assumes that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Calendar Year-by-Year Returns1

1
The Fund’s year-to-date return as of March 31, 2024 was -0.42%.
The best calendar quarter return during the period shown above was 7.08% in the 4th quarter of 2023; the worst was -6.37% in the 1st quarter of 2022.
Updated performance information, including the Fund’s current NAV, may be obtained by visiting our website at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).
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Average Annual Total Returns
(for the periods ended December 31, 2023)
	One Year	Since Fund Inception
(Inception Date: 10/12/2021)
Return Before Taxes	6.80%	-3.93%
Return After Taxes on Distributions[1]	4.92%	-5.21%
Return After Taxes on Distributions and Sale of Fund Shares[1]	3.98%	-3.51%
BlackRock USD Systematic Bond Index[2] (Index returns do not reflect deductions for fees, expenses, or taxes)	6.99%	-3.77%
ICE BofA US Broad Market Index[3] (Index returns do not reflect deductions for fees, expenses, or taxes)	5.39%	-3.74%

1
After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.
2
On January 26, 2024, the name of Underlying Index changed from the BlackRock USD Bond Factor Index to the BlackRock USD Systematic Bond Index.
3
Index returns reflect the performance of the 4pm pricing variant of the ICE BofA US Broad Market Index.
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Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro, Scott Radell and Jeff Rosenberg (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Mr. Radell have been Portfolio Managers of the Fund since 2021. Mr. Rosenberg has been a Portfolio Manager of the Fund since 2024.
Purchase and Sale of Fund Shares
The Fund is an ETF. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA, in which case, your distributions generally will be taxed when withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
On January 26, 2024, the name of the Fund changed from the iShares USD Bond Factor ETF to the iShares USD Systematic Bond ETF. On January 26, 2024, the name of Underlying Index changed from the BlackRock USD Bond Factor Index to the BlackRock USD Systematic Bond Index.
BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on The Nasdaq Stock Market LLC (“Nasdaq”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.
ETFs are funds that trade like other publicly traded securities. The Fund is designed to track an index, which was created and is sponsored by the Index Provider, an affiliated person of the Fund and of BFA. Similar to shares of an index mutual fund, each share of the Fund represents an ownership interest in an underlying portfolio of securities and other instruments intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants and only in aggregations of a specified number of shares (“Creation Units”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
An index is a financial calculation, based on a grouping of financial instruments, and is not an investment product, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary for a number of reasons, including transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from the Fund's use of representative sampling or from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index. From time to time, the Index Provider may make changes to the methodology or other adjustments to the Underlying Index. Unless otherwise determined by BFA, any such change or adjustment will be reflected in the calculation of the Underlying Index performance on a going-forward basis after the effective date of such change or adjustment. Therefore, the Underlying Index performance shown for periods prior to the effective date of any such change or adjustment will generally not be recalculated or restated to reflect such change or adjustment.
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Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
The Fund's investment objective and the Underlying Index may be changed without shareholder approval.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments. The order of the below risk factors does not indicate the significance of any particular risk factor. The Fund discloses its portfolio holdings daily at www.iShares.com.
Asset Class Risk. The securities and other assets in the Fund’s portfolio or its Underlying Index may underperform in comparison to other indexes that track, or assets that represent, other countries or geographic units, industries, markets, market segments, or asset classes. Various types of securities, other assets and indexes may experience cycles of outperformance and underperformance in comparison to financial markets generally. This divergence may be due to a number of factors including, among other things, inflation, interest rates, productivity, global demand for local products or resources, and regulation and governmental controls. This may cause the Fund to underperform other investment vehicles that invest in different asset classes.
Assets Under Management (AUM) Risk. From time to time, an Authorized Participant, a third-party investor, the Fund’s adviser, an affiliate of the Fund’s adviser, or another fund may invest in the Fund and hold its investment for a specific period of time to allow the Fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the Fund would be maintained at such levels, which could negatively impact the Fund.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. There are a limited number of institutions that may act as Authorized Participants for the Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in creation or redemption transactions. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for the Fund and no other Authorized Participant places orders, Fund shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for a Fund that invests in securities issued by non-U.S. issuers or instruments with lower trading volume. Such assets often entail greater settlement and operational complexity and
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higher capital costs for Authorized Participants, which may limit the number of Authorized Participants that engage with the Fund.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund’s income, or in securities with greater risks or with other less favorable features.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities or other assets of one or more issuers, countries or other geographic units, markets, industries, project types, or asset classes. A Fund with investment concentration may be more adversely affected by the underperformance of those assets, may experience greater price volatility and may be more susceptible to adverse economic, market, political or regulatory impacts on those assets compared to a fund that does not concentrate its investments.
Credit Risk. Credit risk is the risk that the issuer or guarantor of a debt instrument or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments when due or otherwise honor its obligations. There are varying degrees of credit risk, depending on an issuer’s or counterparty’s financial condition and on the terms of an obligation, which may be reflected in the issuer’s or counterparty’s credit rating. There is the chance that the Fund’s portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), or that the market’s perception of an issuer’s creditworthiness may worsen, potentially reducing the Fund’s income level or share price.
Cybersecurity Risk. The Fund and entities that interact with the Fund are susceptible to operational, information security and related cybersecurity risks, both directly and through their service providers. These entities include, but are not limited to, the Fund’s adviser, distributor, other service providers (e.g., index and benchmark providers, accountants, custodians, transfer agents and administrators), counterparties, market makers, Authorized Participants, listing exchanges, other financial market operators, and governmental authorities. Cybersecurity risks are also present for issuers of securities or other assets in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such issuers to lose value. Cyber incidents can result from deliberate attacks or unintentional events. They include, but are not limited to, gaining unauthorized access to systems, misappropriating assets or sensitive information, corrupting or destroying data, and causing operational disruption. Geopolitical tensions may increase the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing.
Cybersecurity incidents may cause disruptions and impact business operations and may result in any of the following: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the
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inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and other legal and compliance expenses. In addition, cyber incidents may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the Fund’s functioning inaccessible, inaccurate or incomplete. The Fund may incur substantial costs in order to resolve or prevent cyber incidents.
The Fund has established business continuity plans in the event of, and risk management systems to prevent, cyber incidents. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, that prevention and remediation efforts will not be successful or that cyber incidents will go undetected. Furthermore, the Fund cannot control the cybersecurity plans and systems of its service providers, counterparties, and other third parties whose activities affect the Fund. The Fund and its shareholders could be negatively impacted as a result.
Extension Risk. During periods of rising interest rates, certain debt obligations may be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline in the Fund’s income and potentially in the value of the Fund’s investments.
Financials Sector Risk. Companies in the financials sector are subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge, the amount of capital and liquid assets they must maintain and, potentially, their size. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by such regulation. Increased risk taking by financial companies may also result in greater overall risk in the U.S. and global financials sector. The impact of changes in capital requirements, or recent or future regulation in various countries, on any individual financial company or on the financials sector as a whole cannot be predicted.
Certain risks may impact the value of investments in the financials sector more severely than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financials sector are exposed directly to the credit risk of their borrowers and counterparties, who may be leveraged to an unknown degree, including through swaps and other derivatives products. Financial services companies may have significant exposure to the same borrowers and counterparties, with the result that a borrower’s or counterparty’s inability to meet its obligations to one company may affect other companies with exposure to the same borrower or counterparty. This interconnectedness of risk may result in significant negative impacts to companies with direct exposure to the defaulting counterparty as well as adverse cascading effects in the markets and the financials sector generally. Companies in the financials sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades, adverse public perception and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate
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regulation, which may have an adverse impact on their profitability. The financials sector is particularly sensitive to fluctuations in interest rates. The financials sector is also a target for cyberattacks. Cybersecurity incidents and technology malfunctions and failures have become increasingly frequent and have caused significant losses to companies in this sector, which may negatively impact the Fund. The extent to which the Fund may invest in a company that engages in securities-related activities or banking is limited by applicable law.
High Portfolio Turnover Risk. Investment in mortgage dollar rolls and participation in TBA transactions may significantly increase the Fund's portfolio turnover rate. High portfolio turnover (considered by the Fund to mean higher than 100% annually) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. These effects of higher than normal portfolio turnover may adversely affect Fund performance.
Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, or are substituted for bonds in the Fund, or because the Fund otherwise needs to purchase additional bonds. The Index Provider’s substitution of bonds in the Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index’s stated maturity guidelines.
Index-Related Risk. The Fund seeks to achieve a return that corresponds generally to the price and yield performance, before fees and expenses, of its Underlying Index as published by the Index Provider. There is no assurance that the Index Provider or its agents will construct or calculate the Underlying Index accurately. While the Index Provider describes what the Underlying Index is designed to achieve, neither the Index Provider nor its agents provide any warranty or accept any liability regarding the quality, accuracy or completeness of the Underlying Index or its related data, and they do not guarantee that the Underlying Index will be in line with the Index Provider’s methodology. BFA also does not provide any warranty or guarantee against the Index Provider’s or any agent’s errors.
The Index Provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor BFA can offer assurances that the Index Provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the Index Provider may not identify or correct them promptly or at all, particularly for indexes that are less commonly used as benchmarks. In addition, there may be heightened risks associated with the adequacy and reliability of information about emerging markets constituents, as such markets may have less information available or less regulatory oversight. Errors related to the Underlying Index may negatively or positively impact the Fund and its shareholders. For example, if the Underlying Index contains incorrect constituents, the Fund will have exposure to such constituents and will be underexposed to the Underlying Index’s other constituents. Shareholders
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should understand that any gains from the Index Provider’s errors will be kept by the Fund and its shareholders and any losses or costs from such errors will be borne by the Fund and its shareholders.
Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider and could cause the Index Provider to postpone a scheduled rebalance to the Underlying Index. This could cause the Underlying Index to vary from its normal or expected composition. If a scheduled rebalance is postponed, index constituents that would otherwise be removed at the rebalance (due to, for example, changes in market capitalization or issuer credit ratings) may remain, causing the performance and constituents of the Underlying Index to vary from those expected under normal conditions. In addition, to the extent circumstances evolve between periodic index reviews and reconstitutions, the Underlying Index may include constituents that do not align with its objective or selection criteria, and the Fund tracking the Underlying Index may be similarly affected.
In addition to scheduled rebalances, the Index Provider or its agents may carry out ad hoc index rebalances due to reaching certain weighting constraints, unusual market conditions, corporate events, or corrections of errors. The Fund will in turn rebalance its portfolio to attempt to increase the correlation between the portfolio and the Underlying Index. The Fund and its shareholders will directly bear any transaction costs and market exposure from such portfolio rebalancing. Therefore, index-related errors and ad hoc rebalances may increase the Fund’s costs and tracking error.
Interest Rate Risk. Changes in interest rates may have unpredictable effects on fixed-income markets and result in heightened market volatility and lower liquidity for certain instruments, all of which may adversely affect the Fund’s performance. Interest rate changes can be sudden and unpredictable and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for fixed-income securities.
When interest rates rise, the value of fixed-income securities or other instruments sensitive to interest rates typically decreases. A measure that investors commonly use to determine this price sensitivity is called duration. Fixed-income securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. For example, if a bond has a duration of five years and interest rates rise, the price of the bond will likely decline by a greater percentage than for a bond with a one-year duration. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer duration, rising interest rates may cause the value of the Fund’s investments to decline significantly, which would adversely affect the value of the Fund. Changes in prevailing interest rates, particularly sudden and significant changes, may lead to fluctuations in the value of floating rate debt securities, as the rates for those securities typically reset only periodically. In addition, decreases in market-making capacity for fixed-income dealers may lead to lower trading volume, heightened volatility, wider bid-ask spreads and less transparent pricing in certain fixed-income markets.
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During periods of very low or negative interest rates, a Fund may be unable to maintain positive returns or pay dividends to shareholders. Under certain market conditions when interest rates are set at low levels and the market prices of portfolio securities have increased, a Fund may have a very low or even negative yield, which would cause the Fund to lose money in certain conditions and time periods.
Issuer Risk. The performance of a Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value of securities or other assets may decline, or perform differently from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.
Management Risk. The Fund is not actively managed and invests in securities or other assets included in, or representative of, its Underlying Index, regardless of their investment merits. The Fund may be affected by a general decline in market segments related to its Underlying Index, and BFA generally does not attempt to invest the Fund’s assets in defensive positions under any market conditions, including declining markets. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track its Underlying Index. Because BFA uses a representative sampling indexing strategy, the Fund will not fully replicate its Underlying Index and may hold securities or other assets not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment strategy, whose implementation is subject to a number of constraints, may not produce the intended results. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of its Underlying Index or that the Fund will achieve its investment objective.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a financial instrument or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the particular instrument or asset, or factors that affect one or more issuers, counterparties, exchanges, countries or other geographic units, markets, industries, or asset classes. Local, regional or global events such as war, acts of terrorism, pandemics or other public health issues, recessions, the prospect or occurrence of a sovereign default or other financial crisis, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV. Changes in market and economic conditions generally do not have the same impact on all types of instruments and assets.
Market Trading Risk. The Fund faces numerous market trading risks, any of which may lead to its shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to the NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund shares.
Absence of an Active Primary Market. Although Fund shares are listed for trading on one or more stock exchanges, there can be no assurance that an active primary trading market for Fund shares will develop or be maintained by market makers or Authorized Participants.
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Secondary Listing Risks. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. Fund shares also may be available to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for exchange listing or market trading. The Fund’s shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information that is available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to create or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts to NAV than might be experienced at times when the Fund accepts creation and redemption orders. Securities held by the Fund may be traded in markets that close at a different time than an exchange on which Fund shares are traded. Liquidity in those securities may be reduced after the applicable closing time. As a result, during the time when the exchange is open but after the applicable market closing, fixing or settlement time, there may be wider bid/ask spreads on the exchange and a greater premium or discount to NAV.
In stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, and an investor may be unable to sell their Fund shares.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or for other reasons. In times of extraordinary market volatility, Fund shares may be subject to trading halts pursuant to “circuit breaker” rules of a stock exchange or market. If there is a trading halt or unanticipated closure of an exchange or market, an investor may be unable to purchase or sell Fund shares. In addition, if trading in certain securities or financial instruments is restricted, this may disrupt the Fund’s creation/redemption process, affect the price at which Fund shares trade in the secondary market, and result in the Fund being unable to trade certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio or accurately price its portfolio holdings and may incur substantial trading losses.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short. In addition, trading activity in derivative products based on the Fund may lead to increased trading volume and volatility in the secondary market for the shares of the Fund.
Fund Shares May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market
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value of the Fund’s portfolio holdings. The trading price of the Fund’s shares fluctuates throughout trading hours based on both market supply of and demand for Fund shares and the underlying value of the Fund’s portfolio holdings or NAV. As a result, the trading prices of the Fund’s shares may deviate significantly from NAV during times of market volatility, significant redemption requests, or other unusual market conditions
However, because Fund shares can be created and redeemed in Creation Units at NAV, BFA believes that large discounts or premiums to the Fund’s NAV are not likely to be sustained over the long term (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs). While the creation/redemption feature is designed to make it more likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or other market participants, and during periods of significant market volatility, may result in trading prices for shares of the Fund that differ significantly from its NAV. Authorized Participants may be less willing to create or redeem the Fund’s shares if there is a lack of an active market for such shares or the Fund’s underlying investments, which may contribute to the Fund’s shares trading at a premium or discount to NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling Fund shares through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “spread,” which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The spread varies over time for Fund shares based on trading volume and market liquidity. It is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. Increased market volatility also may cause wider spreads. In addition, there may be regulatory and other charges that are incurred as a result of trading activity. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results, and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.
Model Risk. Neither the Fund nor BFA can offer any assurance that the allocation model used to calculate the Underlying Index will achieve its intended results or maximize returns or minimize risks, nor can the Fund or BFA offer assurance that a particular allocation will be the appropriate allocation in all circumstances for every investor seeking a particular risk profile or time horizon.
Non-Diversification Risk. A Fund that is classified as “non-diversified” may invest a greater percentage of its assets in securities or other instruments representing a small number of issuers or counterparties, compared with funds that are classified as “diversified.” A non-diversified Fund thus may be more susceptible to the risks associated with these particular issuers or counterparties. The gains and losses on such holdings may have a greater impact on a non-diversified Fund’s performance than
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they would on the performance of a diversified Fund, and a non-diversified Fund’s NAV may be more volatile.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Prepayment Risk. During periods of falling interest rates, issuers of certain debt obligations may repay principal prior to the security’s maturity, which may cause the Fund to have to reinvest in securities with lower yields or higher risk of default, resulting in a decline in the Fund’s income or return potential. Also, if a security subject to prepayment had been purchased at a premium, the value of the premium would be lost in the event of prepayment.
Quality Securities Risk. The Fund invests in securities that are deemed by the Index Provider to be of high quality based on a lower risk of default compared to other securities with similar fundamental characteristics, but there is no guarantee that the past performance of these securities will continue. The Index Provider may be unsuccessful in creating an index that reflects the quality of individual securities. Companies that issue these securities may not be able to sustain consistently high returns on equity, earnings and growth year after year and may need to borrow money or issue debt despite their prior history. A comparatively lower risk of default and other measures of a security’s quality can be adversely affected by market, regulatory, political, environmental and other factors. The price of a security also may be affected by factors other than those factors considered by the Index Provider. The degree to which these factors affect a security’s performance can be difficult to predict.
Risk of Investing in the U.S. Investing in U.S. issuers involves legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. A decrease in imports or exports, changes in trade regulations, inflation, an economic recession, financial system stress, or political turmoil, among other risks, may have an adverse effect on the U.S. economy and the securities listed on U.S. exchanges. The U.S. is also subject to the risk of natural disasters, such as droughts, earthquakes, fires and floods. U.S. security risks include acts of terrorism, internal unrest and a deterioration in relations between the U.S. and certain countries. Any of these may adversely affect the U.S. economy, financial markets or issuers.
Governmental agencies project that the U.S. will maintain elevated public debt levels for the foreseeable future. Although elevated debt levels do not necessarily indicate or cause economic problems, the costs of servicing such debt may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system.
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Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. BlackRock Institutional Trust Company, N.A. (“BTC”), which is the securities lending agent for the iShares/BlackRock ETFs, will take into account the tax impact to Fund shareholders of substitute payments for dividends when managing the securities lending program.
Small Fund Risk. When the Fund’s size is small, the Fund may experience low trading volume and wide bid/ask spreads. In addition, the Fund may face the risk of being delisted if it does not meet certain requirements set by the listing exchange. If the Fund were required to delist from the listing exchange, the Fund’s value may rapidly decline and its performance may be negatively impacted. Any resulting liquidation of the Fund could lead to elevated transaction costs for the Fund and negative tax consequences for its shareholders.
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund's valuation of a security at the time of calculation of the Fund's NAV), transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX ETFs.
U.S. Agency Mortgage-Backed Securities Risk. The Fund invests in securities backed by pools of mortgages issued or guaranteed by the U.S. government or one of its agencies or sponsored entities, including the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). While securities guaranteed by Ginnie Mae are backed by the full faith and credit of the U.S. government, securities issued by Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to its agencies or sponsored entities where it is not obligated to do so. Bonds or debentures that do not carry the backing of the full faith and credit of the U.S. government are subject to more credit risk than
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securities that are supported by the full faith and credit of the U.S. government. To the extent that the U.S. government has provided support to a U.S. agency or sponsored entity in the past, there can be no assurance that the U.S. government will provide support in the future if it is not obligated to do so. If a U.S. government agency or sponsored entity that is the issuer of securities in which the Fund invests is unable to meet its obligations or ceases to exist and no plan is made for repayment of securities, the performance of the Fund will be adversely affected.
MBS represent interests in “pools” of mortgages and, due to the nature of these loans they represent, are subject to prepayment and extension risk. Prepayment risk is the risk that, during periods of falling interest rates, an issuer of mortgages and other fixed-income securities may be able to repay principal prior to the security’s maturity. This may cause the Fund to have to reinvest in securities with a lower yield or higher risk of default, resulting in a decline in the Fund's income or return potential.
MBS are also subject to extension risk, which is the risk that when interest rates rise, certain MBS will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline in income and potentially in the value of the investment.
Because of prepayment and extension risks, MBS react differently to changes in interest rates than other bonds. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain MBS. These securities are also subject to the risk of default on the underlying mortgage loans, particularly during periods of economic downturn.
The Fund seeks to obtain exposure to the fixed-rate portion of U.S. agency mortgage pass-through securities primarily through TBA securities, or TBA transactions. TBAs refer to a commonly used mechanism for the forward settlement of U.S. agency MBS, and not to a separate type of MBS. Default or bankruptcy of a counterparty to a TBA transaction would expose the Fund to possible losses because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction.
The Fund intends to invest cash pending settlement of TBA transactions in money market instruments, repurchase agreements, or other high quality, liquid short-term instruments, including money market funds advised by BFA. The Fund will pay its pro rata share of fees and expenses of any money market fund that it may invest in, in addition to the Fund’s own fees and expenses.
Valuation Risk. The price that the Fund could receive upon the sale (or other disposition) of a security or other asset may differ from the Fund’s valuation of the security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology. The price received by the Fund also may differ from the value used by the Underlying Index (if applicable). Because non-U.S. exchanges or markets may be open on days or during time periods when the Fund does not price its shares, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when investors are not able to purchase or sell Fund shares.
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In addition, for purposes of calculating the Fund's NAV, the value of assets denominated in non-U.S. currencies (if any) is translated into U.S. dollars at the prevailing market rates. This translation may result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index. Authorized Participants that create or redeem Fund shares on days when the Fund is holding fair-valued securities or other assets may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the securities or other assets not been fair valued or been valued using a different methodology. The ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
Value Securities Risk. Value securities are those issued by companies that may be perceived as undervalued. Such securities may decline in price or fail to appreciate for long periods of time, and they may never realize their full potential value because the market fails to recognize the stock’s intrinsic worth. Value securities may underperform growth securities and other types of assets as well as the overall stock market. Although value securities have generally performed better than non-value securities during periods of economic recovery, there is no assurance that they will continue to do so. Value securities may go in and out of favor over time, which could affect the performance of a Fund with such holdings.
A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies. The order of the below risk factors does not indicate the significance of any particular risk factor.
Close-Out Risk for Qualified Financial Contracts. Regulations adopted by global prudential regulators require counterparties that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent a Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and also prohibit a Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit risk and other risks to a Fund.
Consumer Cyclical Industry Risk. The success of consumer cyclical companies is tied closely to the performance of domestic and international economies, exchange rates, interest rates, competition, consumer confidence, changes in demographics and preferences. Companies in the consumer cyclical industry depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.
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Consumer Staples Sector Risk. Companies in the consumer staples sector may be affected by the regulation of various product components and production methods, marketing campaigns and changes in the global economy, consumer spending and consumer demand. Tobacco and tobacco-related companies, in particular, may be adversely affected by new laws, regulations and litigation. Companies in the consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. These companies may be subject to severe competition, which may have an adverse impact on their profitability.
Currency Risk. Because the Fund’s NAV is determined on the basis of the U.S. dollar, investors may lose money if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar or if there are delays or limits on repatriation of foreign currency, even if the foreign currency value of the Fund’s holdings in that market increases. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the Fund’s NAV may change quickly and without warning. In addition, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies.
Energy Sector Risk. The market value of securities issued by companies in the energy sector may decline for the following reasons, among others: changes in and volatility of global energy prices, energy supply and demand, and spending on exploration and production of energy sources; exchange rates, interest rates, economic conditions, and tax treatment; changes in the actual or perceived availability of oil or other resource deposits; the enactment or cessation of trade sanctions or import controls; war or other geopolitical conflicts; negative perception; increased litigation; energy conservation efforts; energy infrastructure developments or service failures; and increased competition and technological advances. Companies in this sector may be subject to substantial government regulation and contractual fixed pricing, which may increase the cost of doing business and limit the earnings of these companies. A significant portion of the revenues of these companies may depend on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of companies in this sector.
Energy companies may also operate in, or engage in transactions involving, countries that have less developed regulatory regimes or a history of expropriation, confiscation of assets, foreign investment restrictions, nationalization or other adverse policies or that are at greater risk of political and social unrest, coups or labor disruptions. Energy companies also face a significant risk of liability from accidents resulting in injury or loss of life or property, pollution or other environmental problems, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, cyber incident, political strife or natural disasters. Any such event could have serious consequences for the general population of the affected area and could have an adverse impact on the Fund’s portfolio and the performance of the Fund. Energy companies may have relatively high levels of debt and may be more likely than other companies to restructure their businesses if there are downturns in energy markets or in the global economy. Energy production companies, especially those for oil and gas, may also have to contend with service disruptions, pipeline and equipment leaks and
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ruptures, explosions, fires, unscheduled downtime, transportation interruptions, discharges or releases of toxic or hazardous gases and other environmental risks.
The energy sector may experience significant market volatility. For example, Russia’s large-scale invasion of Ukraine on February 24, 2022 led to disruptions and increased volatility in the energy and commodity futures markets due to actual and potential disruptions in the supply and demand for certain commodities, including oil and natural gas. The U.S. and other actors have, in response, enacted various sanctions and restrictions on business dealings with Russia, which include restrictions on imports of oil, natural gas and coal. The effect of the current sanctions and restrictions, as well as the extent and duration of the Russian military action, additional sanctions and associated market disruptions on the energy sector, are impossible to predict and depend on a number of factors. The effect of these events or any related developments could be significant and may have a severe adverse effect on the performance of the Fund.
Illiquid Investments Risk. The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and any security or instrument held by the Fund may be deemed an illiquid investment pursuant to the Fund’s liquidity risk management program. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. An investment may be illiquid due to, among other things, the reduced number and capacity of traditional market participants to make a market in securities or instruments, the lack of an active market for such securities or instruments, capital controls, delays or limits on repatriation of local currency, or insolvency of local governments. To the extent that the Fund invests in securities or instruments with substantial market and/or credit risk, the Fund will tend to have increased exposure to the risks associated with illiquid investments. Illiquid investments may be harder to value, especially in changing markets. Although the Fund primarily seeks to redeem shares of the Fund on an in-kind basis, if the Fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the Fund may be greater than normal. Other market participants may be attempting to liquidate holdings at the same time as the Fund, causing increased supply of the Fund’s underlying investments in the market and contributing to illiquid investments risk and downward pricing pressure. In addition, if the Fund is limited in its ability to sell illiquid investments during periods when shareholders are redeeming their shares, the Fund will need to sell liquid securities to meet redemption requests and illiquid securities will become a larger portion of the Fund’s holdings. During periods of market volatility, liquidity in the market for the Fund’s shares may be
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impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund's NAV.
Large Shareholder and Large-Scale Redemption Risk. Certain shareholders of the Fund, including an Authorized Participant, a third-party investor, the Fund’s adviser, an affiliate of the Fund’s adviser, a market maker, or another entity, may from time to time own or manage a substantial amount of Fund shares or may hold their investment in the Fund for a limited period of time. These shareholders may also pledge or loan Fund shares (to secure financing or otherwise), which may result in the shares becoming concentrated in another party. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment or that the size of the Fund would be maintained. Redemptions of a large number of Fund shares may adversely affect the Fund’s liquidity and net assets. To the extent the Fund permits redemptions in cash, these redemptions may force the Fund to sell portfolio securities or other assets when it might not otherwise do so, which may negatively impact the Fund’s NAV, have a material effect on the market price of Fund shares, increase the Fund’s brokerage costs, accelerate the realization of taxable income and/or capital gains, and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such tax year. The Fund also may be required to sell its more liquid investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price.
To the extent these large shareholders transact in Fund shares on the secondary market, such transactions may account for a large percentage of the trading volume for Fund shares and may, therefore, have a material upward or downward effect on the market price of the shares. In addition, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, diluting its investment returns.
Municipal Securities Risk. Municipal securities include both general obligation bonds (bonds secured by the full faith and credit of the issuer) and limited obligation bonds (or “Revenue Bonds”). All municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Additionally, certain municipal securities may be issued by entities with limited taxing authority, which could limit or prevent tax increases necessary to make continued payments of principal and interest.
Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. There is also the risk that corruption may negatively affect municipal issuers, including
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corruption related to a particular project from which payments on a security are derived, resulting in delays and cost overruns.
There may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities. As a result, municipal securities may be more difficult for the Fund to value accurately than the securities of public companies. Municipal securities may also be harder to buy and sell compared to taxable bonds and non-municipal securities, especially on short notice. Because the Fund invests a significant portion of its portfolio in municipal securities, the Fund’s portfolio is subject to greater exposure to illiquidity risk than a fund that invests in comparable taxable bonds or non-municipal securities.
The Fund and BFA will rely on the opinion of issuers’ bond counsel on the tax-exempt status of interest on municipal bonds. Neither the Fund nor BFA will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect, potentially resulting in the Fund and its shareholders being subject to substantial tax liabilities. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.
Revenue Bonds are backed by current or anticipated revenues from a specific project or specific assets and can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues from the project or the assets. Additionally, the market values of Revenue Bonds may decline in times of higher inflation to the extent that revenues are fixed income streams. In other instances, the prices that an issuer is able to charge users of its assets may be linked to inflation, whether by government regulation, contractual arrangement or other factors. Rising interest rates could result in higher costs of capital for certain issuers, which could negatively impact their ability to meet payment obligations. In this case, changes in the rate of inflation may affect the issuer’s revenues. Because many municipal securities are issued to finance projects, such as those related to education, health care, housing, transportation, utilities, and water and sewer, conditions in one or more of these sectors can affect the overall municipal market. Adverse conditions and developments affecting a particular project can result in lower revenues to an issuer of the municipal securities and, by extension, adversely affect payments of principal and interest on, or the market value of, such securities.
Additionally, certain municipal securities are issued by entities dependent on revenue from a particular sector and thus are subject to the specific risks associated with that sector.
Risk of Investing in Infrastructure-Related Municipal Securities. Entities that issue municipal securities related to infrastructure (“infrastructure issuers”) may be subject to a variety of factors that could adversely affect their capacity to make principal and interest payments, such as high interest costs in connection with capital construction programs, high degrees of leverage, costs associated with governmental, environmental and other regulations, the effects of economic slowdowns, increased competition from other providers of services, uncertainties concerning costs, the level of government spending on infrastructure projects, and other factors. Such issuers may be adversely affected by commodity price volatility, changes in exchange rates,
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import controls, depletion of resources, technological developments, and labor relations. Infrastructure issuers can be significantly affected by government spending policies.
Leverage Risk. Infrastructure issuers can be highly indebted, which increases investment risk and other risks normally associated with debt financing, which could adversely affect such an issuer’s operations and the market value of related municipal securities in periods of rising interest rates.
Operations Risk. The failure of an infrastructure issuer to carry adequate insurance or to operate its assets appropriately could lead to significant losses. Infrastructure may be adversely affected by environmental clean-up costs and catastrophic events such as earthquakes, hurricanes and terrorist acts.
Regulatory Risk. Infrastructure projects may be subject to significant regulation by various governmental authorities and also may be affected by regulation of rates charged to customers, service interruption due to environmental, operational or other events, the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.
Strategic Asset Risk. Infrastructure issuers may control significant strategic assets (e.g., major pipelines or highways), which are assets that have a national or regional profile, and may have monopolistic characteristics. Given their national or regional profile or irreplaceable nature, strategic assets could generate additional risk not common in other industry sectors and they may be targeted for terrorist acts or adverse political actions.
User Risk. Infrastructure issuers can be dependent upon a narrow user base. If these users do not patronize infrastructure projects as expected, significant revenues could be lost and may not be replaceable, in which case infrastructure issuers may fail to pay their obligations.
Risk of Investing in Municipal Securities Issued By School Districts. School districts rely, in part, on funding appropriations from, among others, the federal government and state governments. As a result, municipal securities issued by school districts may be adversely affected by political and economic changes at the state or federal levels, such as decreased tax or other revenues, spending reductions or changes in appropriations. Municipal securities that are issued to finance a particular school district project often depend on revenues from ad valorem taxes (i.e., property taxes) to make principal and interest payments. Investors in these securities, similar to investors in municipal securities generally, face heightened risk of loss upon insolvency of the school district issuers because there is often no ready source of funding to pay principal and interest other than the local tax base, which a bankruptcy court or administrator does not control.
Risk of Investing in Transportation Infrastructure-Related Municipal Securities. The transportation infrastructure industry may be adversely affected by economic changes, increases in fuel and other operating costs, labor relations, insurance costs, and, in many jurisdictions, the effects of regulatory changes or other government decisions.
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Municipal securities that are issued to finance a particular transportation project (e.g., toll roads) often depend on revenues from that project to make principal and interest payments.
Risk of Investing in Utility-Related Municipal Securities. Certain municipal securities are issued by public bodies, including state and municipal utility authorities, to, among other things, finance the operation or expansion of utility entities. Various future economic and other conditions may adversely affect utility entities, including inflation, increases in financing requirements, increases in raw material costs and other operating costs, changes in demand for services and the effects of environmental and other governmental regulations. Certain utilities are subject to specific risks. For example, gas utilities are subject to risks of supply conditions and increased competition from other providers of utility services. In addition, gas utilities are affected by gas prices, which may be magnified to the extent that a gas utility enters into long-term contracts for the purchase or sale of gas at a fixed price, since such prices may change significantly and to the disadvantage of the gas utility.
National Closed Market Trading Risk. To the extent that securities or other assets held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between such asset’s current price and its last quoted price (i.e., the quote from the closed foreign market to the Fund). The impact of a closed foreign market on the Fund is likely to be greater where a large portion of the Fund’s holdings trade on a closed foreign market or when a foreign market is closed for unscheduled reasons. These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other funds.
Non-U.S. Issuers Risk. Securities issued by non-U.S. issuers have different risks from securities issued by U.S. issuers. These risks include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, uncertainties of transnational litigation, and potential restrictions on the flow of international capital, including the possible seizure or nationalization of the securities issued by non-U.S. issuers held by the Fund. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. Unfavorable political, economic or governmental developments in non-U.S. countries could affect the payment of a security’s principal and interest. Securities issued by non-U.S. issuers may also be less liquid than, and more difficult to value than, securities of U.S. issuers. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer’s local currency against the U.S. dollar.
Reliance on Trading Partners Risk. The economies of many countries or regions in which the Fund invests are highly dependent on trade with certain key trading partners. Reduction in spending on products and services by these key trading partners, institution of tariffs or other trade barriers or a slowdown in the economies of key
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trading partners may adversely affect the performance of any company in which the Fund invests and have a material adverse effect on the Fund’s performance.
Risk of Investing in Developed Countries. Investment in developed country issuers will subject the Fund to legal, regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries generally tend to rely on services sectors (e.g., the financial services sector) as the primary means of economic growth. A prolonged slowdown in one or more services sectors is likely to have a negative impact on economies of certain developed countries, although economies of individual developed countries can be impacted by slowdowns in other sectors. In the past, certain developed countries have been targets of terrorism, and some geographic areas in which the Fund invests have experienced strained international relations due to territorial disputes, historical animosities, defense concerns and other security concerns. These situations may cause uncertainty in the financial markets in these countries or geographic areas and may adversely affect the performance of the issuers to which the Fund has exposure. Heavy regulation of certain markets, including labor and product markets, may have an adverse effect on certain issuers. Such regulations may negatively affect economic growth or cause prolonged periods of recession. Many developed countries are heavily indebted and face rising healthcare and retirement expenses. In addition, price fluctuations of certain commodities and regulations impacting the import of commodities may negatively affect developed country economies.
Technology Companies Risk. Technology companies and companies that rely heavily on technological advances may have limited product lines, markets, financial resources and personnel. These companies may face rapid product obsolescence as well as unexpected risks and costs related to new product introduction and technological developments, such as artificial intelligence and machine learning. Technology companies may be adversely affected by disruptions to supply chains and distribution networks as well as issues at third-party partners. They are heavily dependent on patent and other intellectual property rights, and the loss or impairment of these rights may adversely affect their profitability. Technology companies may face increased government scrutiny and may be subject to adverse government or legal action. These companies also may be adversely affected by, among other things, actual or perceived security vulnerabilities or other defects in their products and services, which may result in lawsuits, government enforcement actions and other remediation costs.
Threshold/Underinvestment Risk. If certain aggregate and/or fund-level ownership thresholds are reached through transactions undertaken by BFA, its affiliates or the Fund, or as a result of third-party transactions or actions by an issuer or regulator, the ability of BFA and its affiliates on behalf of clients (including the Fund) to purchase or dispose of investments, exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. The capacity of the Fund to invest in certain securities or other assets may be affected by the relevant threshold limits, and such limitations may have adverse effects on the liquidity and performance of the Fund’s portfolio holdings. To the extent a Fund tracks an index, such limits may increase the risk of the Fund being underinvested in an asset relative to its Underlying Index and increase the risk of tracking error.
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For example, ownership limits may apply to securities whose issuers operate in certain regulated industries or in certain international markets. Such limits also may apply where the investing entity (such as the Fund) is subject to corporate or regulatory ownership restrictions or invests in certain futures or other derivative transactions. In certain circumstances, aggregate and/or fund-level amounts invested or voted by BFA and its affiliates for their proprietary accounts and for client accounts (including the Fund) may not exceed the relevant limits without the grant of a license or other regulatory or corporate consent. In other cases, exceeding such thresholds may cause BFA and its affiliates, the Fund or other client accounts to suffer disadvantages or business restrictions.
Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The Fund discloses its portfolio holdings daily at www.iShares.com. Fund fact sheets providing information regarding the Fund's top holdings are posted on www.iShares.com when available and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Fund. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, and litigation expenses and any extraordinary expenses (as determined by a majority of the Trustees who are not “interested persons” of the Trust). Operating expenses paid by BFA under the Investment Advisory Agreement exclude Acquired Fund Fees and Expenses, if any.
For the fiscal year ended February 29, 2024, BFA was paid a management fee from the Fund, as a percentage of the Fund’s average daily net assets, net of any applicable waivers, at the annual rate of 0.17%.
BFA has contractually agreed to waive a portion of its management fees in an amount equal to the Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA, or its affiliates, through June 30, 2026. The contractual waiver may be terminated prior to June 30, 2026 only upon written agreement of the Trust and BFA. In addition, BFA may from time to time voluntarily
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waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”). As of March 31, 2024, BFA and its affiliates provided investment advisory services for assets of approximately $10.5 trillion. BFA and its affiliates trade and invest for their own accounts in the actual securities and types of securities in which the Fund may also invest, which may affect the price of such securities.
A discussion regarding the basis for the approval by the Trust's Board of Trustees (the “Board”) of the Investment Advisory Agreement with BFA is available in the Fund's Semi-Annual Report for the period ended August 31.
Portfolio Managers. James Mauro, Scott Radell and Jeff Rosenberg are primarily responsible for the day-to-day management of the Fund. The Portfolio Managers are responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their respective portfolio management teams to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of their respective portfolio management teams who have more limited responsibilities.
James Mauro has been employed by BFA or its affiliates as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since 2021.
Scott Radell has been employed by BFA or its affiliates as a portfolio manager since 2004. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio manager at Barclays Global Fund Advisors in 2004. Mr. Radell has been a Portfolio Manager of the Fund since 2021.
Jeff Rosenberg has been employed by BlackRock as a Managing Director since 2011 and has been a Senior Portfolio Manager in BlackRock Systematic Fixed Income since 2018. Previously, he was Chief Investment Strategist for Fixed Income at BlackRock. Mr. Rosenberg has been a Portfolio Manager of the Fund since 2024.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. JPMorgan Chase Bank, N.A. is the administrator, custodian and transfer agent for the Fund.
Conflicts of Interest. The investment activities of BFA and its affiliates (including BlackRock and its subsidiaries (collectively, the “Affiliates”)), and their respective directors, officers or employees, in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and its Affiliates provide investment management services to other funds and discretionary managed accounts that may follow investment programs similar to that of the Fund. BFA and its Affiliates are
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involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more Affiliates act, or may act, as an investor, research provider, investment manager, commodity pool operator, commodity trading advisor, financier, underwriter, adviser, trader, lender, index provider, agent and/or principal, and have other direct and indirect interests in securities, currencies, commodities, derivatives and other instruments in which the Fund may directly or indirectly invest. The Fund may invest in securities of, or engage in other transactions with, companies with which an Affiliate has significant debt or equity investments or other interests. The Fund may also invest in issuances (such as structured notes) by entities for which an Affiliate provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. The Fund also may invest in securities of, or engage in other transactions with, companies for which an Affiliate provides or may in the future provide research coverage. An Affiliate may have business relationships with, and purchase or distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund. This may include transactions in securities issued by other open-end and closed-end investment companies (which may include investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”)). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate having positions in certain securities that are senior or junior to, or have interests different from or adverse to, the securities that are owned by the Fund.
Neither BlackRock nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. The results of the Fund's investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by BlackRock or an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
In addition, the Fund may, from time to time, enter into transactions in which BFA or an Affiliate or its or their directors, officers, employees or clients have an adverse interest. Furthermore, transactions undertaken by clients advised or managed by BFA or its Affiliates may adversely impact the Fund. Transactions by one or more clients or by BFA or its Affiliates or their directors, officers or employees may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
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The Fund's activities may be limited because of regulatory restrictions applicable to BFA or one or more Affiliates and/or their internal policies designed to comply with such restrictions.
Under a securities lending program approved by the Board, the Fund has retained BTC, an Affiliate of BFA, to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the securities lending agent will receive a fee from the Fund based on the returns earned on the Fund’s lending activities, including investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
Under an ETF Services Agreement, the Fund has retained BlackRock Investments, LLC (the “Distributor” or “BRIL”), an Affiliate of BFA, to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units of the Fund (“ETF Services”). BRIL will retain a portion of the standard transaction fee received from Authorized Participants on each creation or redemption order from the Authorized Participant for the ETF Services provided. BlackRock collaborated with, and received payment from, Citibank, N.A. (“Citibank”) on the design and development of the ETF Services platform. Citibank may have, or from time to time may develop, additional relationships with BlackRock or funds managed by BFA and its affiliates.
It is also possible that, from time to time, BlackRock and/or its advisory clients (including other funds and separately managed accounts) may, subject to compliance with applicable law, purchase and hold shares of the Fund. The price, availability, liquidity, and (in some cases) expense ratio of the Fund may be impacted by purchases and sales of the Fund by BlackRock and/or its advisory clients.
BlackRock and its Affiliates may benefit from the Fund using a BlackRock index by creating increasing acceptance in the marketplace for such indices. BlackRock and its Affiliates are not obligated to license indices to the Fund and the Fund is under no obligation to use BlackRock indices. The Fund cannot be assured that the terms of any index licensing agreement with BlackRock or its Affiliates will be as favorable as those terms offered to other licensees.
The activities of BFA and its Affiliates and their respective directors, officers or employees may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant may
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engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange or otherwise in the secondary market. The Fund's shares trade under the ticker symbol “USBF.”
Buying or selling Fund shares on an exchange or other secondary market involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you may incur a brokerage commission and other charges. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The Fund's spread may also be impacted by the liquidity or illiquidity of the underlying securities held by the Fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities.
The Fund does not impose restrictions on the frequency of purchases and redemptions of Fund shares directly with the Fund. The Board determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of Fund shares because the Fund generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. However, the Fund has taken certain measures (e.g., imposing transaction fees on purchases and redemptions of Creation Units and reserving the right to reject purchases of Creation Units under certain circumstances) to minimize the potential consequences of frequent cash purchases and redemptions by Authorized Participants, such as increased tracking error, disruption of portfolio management, dilution to the Fund, and/or increased transaction costs. Further, the vast majority of trading in Fund shares occurs on the secondary market, which does not involve the Fund directly, and such trading is unlikely to cause many of the harmful effects of frequent cash purchases or redemptions of Fund shares.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is Nasdaq.
Section 12(d)(1) of the 1940 Act generally restricts investments by investment companies, including foreign and unregistered investment companies, in the securities of other investment companies. For example, a registered investment company (the
25

“Acquired Fund”), such as the Fund, may not knowingly sell or otherwise dispose of any security issued by the Acquired Fund to any investment company (the “Acquiring Fund”) or any company or companies controlled by the Acquiring Fund if, immediately after such sale or disposition: (i) more than 3% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and any company or companies controlled by the Acquiring Fund, or (ii) more than 10% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and other investment companies and companies controlled by them. However, registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) in reliance on Rule 12d1-4 under the 1940 Act, the registered investment company must, among other things, enter into an agreement with the Trust. Foreign investment companies are permitted to invest in the Fund only up to the limits set forth in Section 12(d)(1), subject to any applicable SEC no-action relief.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of, and holds legal title to, all outstanding shares of the Fund.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as the supply of and demand for ETF shares and underlying securities held by the Fund, economic conditions and other factors.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the close of regular trading hours of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund is determined pursuant to BFA’s valuation policies and procedures. BFA has been
26

designated by the Board as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act.
The Fund values fixed-income portfolio securities using last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Fund's approved independent third-party pricing services, each in accordance with BFA's valuation policies and procedures. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller odd lot sizes. Odd lots often trade at lower prices than institutional round lots. An amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless BFA determines in good faith that such method does not represent fair value.
Generally, trading in non-U.S. securities and money market instruments is substantially completed each day at various times prior to the close of regular trading hours of the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, BFA will fair value the Fund’s investments in accordance with its policies and procedures. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of trading or other reasons, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, when there is a significant event subsequent to the most recent market quotation, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available. A “significant event” is deemed to occur if BFA determines, in its reasonable business judgment prior to or at the time of pricing the Fund’s assets or liabilities, that the event is likely to cause a material change to the last exchange closing price or closing market price of one or more assets held by, or liabilities of, the Fund.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
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Dividends and Distributions.
General Policies. Dividends from net investment income, if any, generally are declared and paid at least once a year by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Note on Tax Information. The following sections summarize some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Certain states and localities may exempt from tax distributions attributable to interest from U.S. federal government obligations. Consult your personal tax advisor about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, in which case your distributions generally will be taxable when withdrawn, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Long-term capital gains are eligible for taxation at a maximum rate of 15% or 20% for non-corporate shareholders, depending on whether their income
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exceeds certain threshold amounts. Distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married and filing jointly) and of estates and trusts. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
You may lose the ability to use foreign tax credits passed through by the Fund if your Fund shares are loaned out pursuant to a securities lending agreement.
If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
Dividends, interest and capital gains earned by the Fund with respect to securities issued by non-U.S. issuers may give rise to withholding, capital gains and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the total assets of the Fund at the close of a year consists of non-U.S. stocks or securities (generally, for this purpose, depositary receipts, no matter where traded, of non-U.S. companies are treated as “non-U.S.”), generally the Fund may “pass through” to you certain non-U.S. income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.
For purposes of foreign tax credits for U.S. shareholders of the Fund, foreign capital gains taxes may not produce associated foreign source income, limiting the availability of such credits for U.S. persons.
If you are neither a resident nor a citizen of the U.S. or if you are a non-U.S. entity (other than a pass-through entity to the extent owned by U.S. persons), the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.
Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account
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holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information concerning their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership, unless certain exceptions apply.
If you are a resident or a citizen of the U.S., by law, backup withholding at a 24% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes When Shares Are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. Each “creator” or authorized participant (an “Authorized Participant”) has entered into an agreement with the Fund's Distributor, an affiliate of BFA. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units.
A creation transaction, which is subject to acceptance by the Distributor and the Fund, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities, assets or other positions (a “creation basket”), and an amount of cash (including any cash representing the value of substituted securities, assets or other positions), if any, which together approximate the holdings of the Fund in exchange for a specified number of Creation Units. Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities, assets or other positions (a “redemption basket”) held by the Fund and an amount of cash (including any portion of such securities for which cash may be substituted). The Fund may, in certain circumstances, offer Creation Units partially or solely for cash.
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Except when aggregated in Creation Units, shares are not redeemable by the Fund. Creation and redemption baskets may differ and the Fund will accept “custom baskets.” More information regarding custom baskets is contained in the Fund's SAI.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
Only an Authorized Participant may create or redeem Creation Units with the Fund. Authorized Participants may create or redeem Creation Units for their own accounts or for customers, including, without limitation, affiliates of the Fund.
In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined in Rule 144A under the 1933 Act, will not be able to receive restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant that has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
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Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 50 Hudson Yards, New York, NY 10001.
BFA or its affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, data provision services, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments or other financial incentives it is eligible to receive. Therefore, such payments or other financial incentives offered or made to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its affiliates.
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Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)

	iShares USD Systematic Bond ETF
	Year Ended 02/29/24	Year Ended 02/28/23	Period From 10/12/21(a) to 02/28/22
Net asset value, beginning of period	$83.77	$96.14	$100.00
Net investment income(b)	3.73	2.62	0.54
Net realized and unrealized loss(c)	(0.24)	(12.51)	(3.96)
Net increase (decrease) from investment operations	3.49	(9.89)	(3.42)
Distributions from net investment income(d)	(3.71)	(2.48)	(0.44)
Net asset value, end of period	$83.55	$83.77	$96.14
Total Return(e)
Based on net asset value	4.29%	(10.34)%	(3.43)%(f)
Ratios to Average Net Assets(g)
Total expenses	0.18%	0.18%	0.18%(h)
Total expenses after fees waived	0.17%	0.16%	0.16%(h)
Net investment income	4.49%	3.02%	1.43%(h)
Supplemental Data
Net assets, end of period (000)	$12,533	$12,566	$19,228
Portfolio turnover rate(i)(j)	380%	519%	243%
(a)Commencement of operations.
(b)Based on average shares outstanding.
(c)The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)Where applicable, assumes the reinvestment of distributions.
(f)Not annualized.
(g)Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)Annualized.
(i)Portfolio turnover rate excludes in-kind transactions, if any.
(j)Includes mortgage dollar roll transactions (“MDRs”).
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Index Provider
The Underlying Index was created and is sponsored by BlackRock Index Services, LLC, an affiliated person of the Fund and of BFA. The Index Provider or one or more of its affiliates has entered into a license agreement with the Fund pursuant to which the Fund uses the Underlying Index at no charge.
The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Index Provider will also act as calculation agent for the Underlying Index. The Index Provider and BFA have established policies and procedures designed to prevent non-public information related to the Underlying Index, such as pending changes to the Underlying Index, from being used or disseminated in an improper manner, including to affiliates of the Fund. The Fund is not entitled to obtain non-public information about the Underlying Index prior to dissemination of such changes. Furthermore, the Index Provider and BFA have established policies and procedures designed to prevent improper use and dissemination of non-public information about the Fund's portfolio strategies.
The Index Provider has no obligation to take the needs of the Fund or its shareholders into consideration in establishing and maintaining the Underlying Index. The Index Provider does not guarantee the accuracy, completeness, or performance of the Underlying Index or the data included therein and shall have no liability in connection with the Underlying Index or Underlying Index calculation.
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Disclaimers
The Fund is not sponsored, endorsed, sold or promoted by BlackRock Index Services, LLC. BlackRock Index Services, LLC makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in funds generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. BlackRock Index Services, LLC is the licensor of certain trademarks, service marks and trade names of BlackRock Index Services, LLC and of the Underlying Index, which is determined, composed and calculated by BlackRock Index Services, LLC without regard to the issuer of the Fund or the Fund. BlackRock Index Services, LLC has no obligation to take the needs of the issuer of the Fund or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. BlackRock Index Services, LLC is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued or in the determination or calculation of the equation by which the shares are redeemable. BlackRock Index Services, LLC has no obligation or liability to owners of the Fund in connection with the administration, marketing or trading of the Fund.
ALTHOUGH BLACKROCK INDEX SERVICES, LLC SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES THAT BLACKROCK INDEX SERVICES, LLC CONSIDERS RELIABLE, BLACKROCK INDEX SERVICES, LLC DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN. BLACKROCK INDEX SERVICES, LLC DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. BLACKROCK INDEX SERVICES, LLC MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND BLACKROCK INDEX SERVICES, LLC HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BLACKROCK INDEX SERVICES, LLC HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
The past performance of the Underlying Index is not a guide to future performance. BFA and its affiliates do not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA and its affiliates shall have no liability for any errors, omissions or interruptions therein. BFA and its affiliates make no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity,
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as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA or its affiliates have any liability for any special, punitive, direct, indirect, consequential or any other damages (including lost profits), even if notified of the possibility of such damages.
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Want to know more?
iShares.com  | 1-800-474-2737
Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at www.iShares.com. Copies of the Prospectus, SAI, shareholder reports and other information, as applicable and when available, can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is, or will be, available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual Report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 1 University Square Drive, Princeton, NJ 08540
Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
©2024 BlackRock, Inc. All rights reserved. iSHARES® and BLACKROCK®are registered trademarks of BFA and its affiliates. All other marks are the property of their respective owners.
Investment Company Act File No.: 811-09729
IS-P-USBF-0624

iShares® Trust
Statement of Additional Information
Dated June 28, 2024
This combined Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the current prospectuses (each, a “Prospectus” and collectively, the “Prospectuses”) for the following series of iShares Trust (the “Trust”):

Fund	Ticker	Listing Exchange
iShares 0-3 Month Treasury Bond ETF	SGOV	NYSE Arca
iShares 1-3 Year Treasury Bond ETF	SHY	Nasdaq
iShares 1-5 Year Investment Grade Corporate Bond ETF	IGSB	Nasdaq
iShares 3-7 Year Treasury Bond ETF	IEI	Nasdaq
iShares 5-10 Year Investment Grade Corporate Bond ETF	IGIB	Nasdaq
iShares 7-10 Year Treasury Bond ETF	IEF	Nasdaq
iShares 10+ Year Investment Grade Corporate Bond ETF	IGLB	NYSE Arca
iShares 10-20 Year Treasury Bond ETF	TLH	NYSE Arca
iShares 20+ Year Treasury Bond ETF	TLT	Nasdaq
iShares 25+ Year Treasury STRIPS Bond ETF	GOVZ	Cboe BZX
iShares Agency Bond ETF	AGZ	NYSE Arca
iShares BBB Rated Corporate Bond ETF	LQDB	NYSE Arca
iShares Broad USD Investment Grade Corporate Bond ETF	USIG	Nasdaq
iShares California Muni Bond ETF	CMF	NYSE Arca
iShares Core 5-10 Year USD Bond ETF	IMTB	NYSE Arca
iShares Core 10+ Year USD Bond ETF	ILTB	NYSE Arca
iShares Core U.S. Aggregate Bond ETF	AGG	NYSE Arca
iShares ESG Advanced Investment Grade Corporate Bond ETF	ELQD	NYSE Arca
iShares ESG Advanced Total USD Bond Market ETF	EUSB	NYSE Arca
iShares ESG Aware 1-5 Year USD Corporate Bond ETF	SUSB	Nasdaq
iShares ESG Aware U.S. Aggregate Bond ETF	EAGG	NYSE Arca
iShares ESG Aware USD Corporate Bond ETF	SUSC	Nasdaq
iShares Government/Credit Bond ETF	GBF	NYSE Arca
iShares High Yield Systematic Bond ETF	HYDB	Cboe BZX
iShares iBoxx $ High Yield Corporate Bond ETF	HYG	NYSE Arca
iShares iBoxx $ Investment Grade Corporate Bond ETF	LQD	NYSE Arca
iShares Intermediate Government/Credit Bond ETF	GVI	Cboe BZX
iShares Investment Grade Systematic Bond ETF	IGEB	Cboe BZX
iShares MBS ETF	MBB	Nasdaq
iShares National Muni Bond ETF	MUB	NYSE Arca
iShares New York Muni Bond ETF	NYF	NYSE Arca
iShares Short-Term National Muni Bond ETF	SUB	NYSE Arca
iShares Short Treasury Bond ETF	SHV	Nasdaq
iShares USD Systematic Bond ETF	USBF	Nasdaq
The Prospectuses for the above-listed funds (each, a “Fund” and collectively, the “Funds”) are dated June 28, 2024, as amended and supplemented from time to time. Capitalized terms used herein that are not defined have the same meaning as in the applicable Prospectus, unless otherwise noted. The Financial Statements and Notes contained in the applicable Annual Report here1 and here2 and Semi-Annual Report of the Trust for the Funds are incorporated by reference into and are deemed to be part of this SAI. A copy of each Fund's Prospectus, Annual Report and Semi-Annual Report may be obtained without charge by writing to the Trust's distributor, BlackRock Investments, LLC (the “Distributor” or “BRIL”), 1 University Square Drive, Princeton, NJ 08540, calling 1-800-iShares (1-800-474-2737) or visiting www.iShares.com. Each Fund's Prospectus is incorporated by reference into this SAI.

References to the Investment Company Act of 1940, as amended (the “Investment Company Act” or the “1940 Act”), or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the Securities and Exchange Commission (the “SEC”), SEC staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no action or other relief or permission from the SEC, SEC staff or other authority.
iShares® and BlackRock® are registered trademarks of BlackRock Fund Advisors and its affiliates.

1
Annual Report for each of the below funds, for which JPMorgan or State Street, as applicable, serves as administrator, custodian and transfer agent:
iShares 0-3 Month Treasury Bond ETF, iShares 1-3 Year Treasury Bond ETF, iShares 3-7 Year Treasury Bond ETF, iShares 7-10 Year Treasury Bond ETF, iShares 10-20 Year Treasury Bond ETF, iShares 20+ Year Treasury Bond ETF, iShares 25+ Year Treasury STRIPS Bond ETF, iShares Agency Bond ETF, iShares California Muni Bond ETF, iShares Core 5-10 Year USD Bond ETF, iShares Core 10+ Year USD Bond ETF, iShares Government/Credit Bond ETF, iShares iBoxx $ High Yield Corporate Bond ETF, iShares iBoxx $ Investment Grade Corporate Bond ETF, iShares High Yield Systematic Bond ETF, iShares Intermediate Government/Credit Bond ETF, iShares Investment Grade Systematic Bond ETF ,iShares MBS ETF, iShares National Muni Bond ETF, iShares New York Muni Bond ETF, iShares Short-Term National Muni Bond ETF, iShares Short Treasury Bond ETF, and iShares USD Systematic Bond ETF
2
Annual Report for each of the below funds, for which JPMorgan or State Street, as applicable, serves as administrator, custodian and transfer agent:
iShares 1-5 Year Investment Grade Corporate Bond ETF, iShares 5-10 Year Investment Grade Corporate Bond ETF, iShares 10+ Year Investment Grade Corporate Bond ETF, iShares BBB Rated Corporate Bond ETF, iShares Broad USD Investment Grade Corporate Bond ETF, iShares Core U.S. Aggregate Bond ETF, iShares ESG Advanced Investment Grade Corporate Bond ETF, iShares ESG Advanced Total USD Bond Market ETF, iShares ESG Aware 1-5 Year USD Corporate Bond ETF, iShares ESG Aware U.S. Aggregate Bond ETF, and iShares ESG Aware USD Corporate Bond ETF

i

v

General Description of the Trust and its Funds
The Trust currently consists of more than 345 investment series or portfolios. The Trust was organized as a Delaware statutory trust on December 16, 1999 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company registered with the SEC under the 1940 Act. The offering of the Trust’s shares is registered under the Securities Act of 1933, as amended (the “1933 Act”). This SAI relates to the following Funds:
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iShares 0-3 Month Treasury Bond ETF
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iShares 1-3 Year Treasury Bond ETF
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iShares 1-5 Year Investment Grade Corporate Bond ETF
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iShares 3-7 Year Treasury Bond ETF
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iShares 5-10 Year Investment Grade Corporate Bond ETF
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iShares 7-10 Year Treasury Bond ETF
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iShares 10+ Year Investment Grade Corporate Bond ETF
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iShares 10-20 Year Treasury Bond ETF
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iShares 20+ Year Treasury Bond ETF
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iShares 25+ Year Treasury STRIPS Bond ETF
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iShares Agency Bond ETF
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iShares BBB Rated Corporate Bond ETF
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iShares Broad USD Investment Grade Corporate Bond ETF
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iShares California Muni Bond ETF
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iShares Core 5-10 Year USD Bond ETF
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iShares Core 10+ Year USD Bond ETF
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iShares Core U.S. Aggregate Bond ETF
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iShares ESG Advanced Investment Grade Corporate Bond ETF
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iShares ESG Advanced Total USD Bond Market ETF
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iShares ESG Aware 1-5 Year USD Corporate Bond ETF
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iShares ESG Aware U.S. Aggregate Bond ETF
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iShares ESG Aware USD Corporate Bond ETF
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iShares Government/Credit Bond ETF
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iShares High Yield Systematic Bond ETF1
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iShares iBoxx $ High Yield Corporate Bond ETF
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iShares iBoxx $ Investment Grade Corporate Bond ETF
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iShares Intermediate Government/Credit Bond ETF
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iShares Investment Grade Systematic Bond ETF2
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iShares MBS ETF
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iShares National Muni Bond ETF
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iShares New York Muni Bond ETF3
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iShares Short-Term National Muni Bond ETF
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iShares Short Treasury Bond ETF
1

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iShares USD Systematic Bond ETF4

1
On January 26, 2024, the name of the Fund changed from the iShares High Yield Bond Factor ETF to the iShares High Yield Systematic Bond ETF. On January 26, 2024, the name of the Fund’s Underlying Index changed from the BlackRock High Yield Defensive Bond Index to the BlackRock High Yield Systematic Bond Index.
2
On January 26, 2024, the name of the Fund changed from the iShares Investment Grade Bond Factor ETF to the iShares Investment Grade Systematic Bond ETF. On January 26, 2024, the name of the Fund’s Underlying Index changed from the BlackRock Investment Grade Enhanced Bond Index to the BlackRock Investment Grade Systematic Bond Index.
3
On February 1, 2024, the name of the Fund’s Underlying Index changed from the ICE AMT Free New York Municipal Index to the ICE AMT-Free New York Plus Municipal Index.
4
On January 26, 2024, the name of the Fund changed from the iShares USD Bond Factor ETF to the iShares USD Systematic Bond ETF. On January 26, 2024, the name of the Fund’s Underlying Index changed from the BlackRock USD Bond Factor Index to the BlackRock USD Systematic Bond Index.
Each Fund is managed by BlackRock Fund Advisors (“BFA”), an indirect wholly-owned subsidiary of BlackRock, Inc., and generally seeks to track the investment results of the specific benchmark index identified in the applicable Prospectus for that Fund (each, an “Underlying Index”).
Each Fund offers and issues shares at their net asset value per share (“NAV”) only in aggregations of a specified number of shares (each, a “Creation Unit”), generally in exchange for a designated portfolio of securities, assets or other positions (including any portion of such securities for which cash may be substituted) included in its Underlying Index (the “Deposit Securities” or “Creation Basket”), together with the deposit of a specified cash payment (the “Cash Component”). Shares of the Funds are listed for trading on national securities exchanges such as Cboe BZX Exchange, Inc. (“Cboe BZX”), The Nasdaq Stock Market LLC (“Nasdaq”) or NYSE Arca, Inc. (“NYSE Arca”) (each a “Listing Exchange”). Shares of each Fund are traded in the secondary market and elsewhere at market prices that may be at, above or below the Fund's NAV. Shares are redeemable only in Creation Units by Authorized Participants (as defined in the Creation and Redemption of Creation Units-Role of the Authorized Participant section of this SAI) and, generally, in exchange for portfolio securities and a Cash Amount (as defined in the Redemption of Creation Units section of this SAI). Creation Units typically are a specified number of shares, generally ranging from 10,000 to 100,000 shares or multiples thereof.
The Trust reserves the right to permit or require that creations and redemptions of shares are effected fully or partially in cash and reserves the right to permit or require the substitution of Deposit Securities in lieu of cash. Shares may be issued in advance of receipt of Deposit Securities, subject to various conditions, including a requirement that the Authorized Participant maintain with the Trust collateral as set forth in the handbook for Authorized Participants. The Trust may use such collateral at any time to purchase Deposit Securities. See the Creation and Redemption of Creation Units section of this SAI. Transaction fees and other costs associated with creations or redemptions that include a cash portion may be higher than the transaction fees and other costs associated with in-kind creations or redemptions. In all cases, conditions with respect to creations and redemptions of shares and fees will be limited in accordance with the requirements of SEC rules and regulations applicable to management investment companies offering redeemable securities.
Exchange Listing and Trading
A discussion of exchange listing and trading matters associated with an investment in each Fund is contained in the Shareholder Information section of each Fund's Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the applicable Prospectus.
Shares of each Fund are listed for trading, and trade throughout the day, on the applicable Listing Exchange and in other secondary markets. Shares of certain Funds may also be listed on certain non-U.S. exchanges. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of shares of any Fund will continue to be met. The Listing Exchange may, but is not required to, remove the shares of a Fund from listing if, among other things: (i) following the initial 12-month period beginning upon the commencement of trading of Fund shares, there are fewer than 50 record and/or beneficial owners of shares of a Fund; (ii) a Fund is no longer eligible to operate in reliance on Rule 6c-11 under the Investment Company Act; (iii) any of the other listing requirements are not continuously maintained; or (iv) any event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. The Listing Exchange will also remove shares of a Fund from listing and trading upon termination of such Fund.
2

As in the case of other publicly-traded securities, when you buy or sell shares of a Fund through a broker, you may incur a brokerage commission determined by that broker, as well as other charges.
The Trust reserves the right to adjust the share price of the Funds in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Funds or an investor's equity interest in the Funds.
Investment Strategies and Risks
Each Fund seeks to achieve its objective by investing primarily in both fixed-income securities that compose its relevant Underlying Index and in investments that provide substantially similar exposure to securities in the Underlying Index. The Underlying Indexes for the iShares High Yield Systematic Bond ETF, iShares Investment Grade Systematic Bond ETF and iShares USD Systematic Bond ETF are based on a proprietary methodology created and sponsored by BlackRock Index Services, LLC (the “Index Provider”). The Index Provider is an affiliated person of the iShares High Yield Systematic Bond ETF, iShares Investment Grade Systematic Bond ETF and iShares USD Systematic Bond ETF and of BFA. Each Fund operates as an index fund and is not actively managed. Adverse performance of a security in a Fund’s portfolio will ordinarily not result in the elimination of the security from the Fund’s portfolio.
Each Fund engages in representative sampling, which is investing in a sample of securities selected by BFA to have a collective investment profile similar to that of the Fund's Underlying Index. Securities selected have aggregate investment characteristics (based on market value and industry weightings), fundamental characteristics (such as yield, credit rating, maturity and duration) and liquidity measures similar to those of the Fund’s Underlying Index. A fund that uses representative sampling generally does not hold all of the securities that are in its underlying index.
Although the Funds do not seek leveraged returns, certain instruments used by the Funds may have a leveraging effect as described below.
Each of the iShares 0-3 Month Treasury Bond ETF, iShares 1-3 Year Treasury Bond ETF, iShares 3-7 Year Treasury Bond ETF, iShares 7-10 Year Treasury Bond ETF, iShares 10-20 Year Treasury Bond ETF, iShares 20+ Year Treasury Bond ETF, iShares 25+ Year Treasury STRIPS Bond ETF and iShares Short Treasury Bond ETF (the “Treasury Bond Funds”) will invest at least 80% of its assets in the component securities of the Underlying Index, and the Fund will invest at least 90% of its assets in U.S. Treasury securities that BFA believes will help the Fund track the Underlying Index. Each Treasury Bond Fund will invest no more than 10% of its assets in futures, options and swaps contracts that BFA believes will help the Fund track the Underlying Index. Cash and cash equivalent investments associated with a derivative position will be treated as part of that position for the purposes of calculating the percentage of investments included in the Underlying Index. Each Treasury Bond Fund seeks to track the investment results of the Underlying Index before fees and expenses of the Fund.
Each of the iShares 1-5 Year Investment Grade Corporate Bond ETF, iShares 5-10 Year Investment Grade Corporate Bond ETF, iShares 10+ Year Investment Grade Corporate Bond ETF, iShares BBB Rated Corporate Bond ETF, iShares Broad USD Investment Grade Corporate Bond ETF, iShares Government/Credit Bond ETF, iShares High Yield Systematic Bond ETF, iShares iBoxx $ High Yield Corporate Bond ETF, iShares iBoxx $ Investment Grade Corporate Bond ETF, iShares Intermediate Government/Credit Bond ETF and iShares Investment Grade Systematic Bond ETF will invest at least 80% of its assets in the component securities of the Underlying Index, and the Fund will invest at least 90% of its assets in fixed income securities of the types included in the Underlying Index that BFA believes will help the Fund track the Underlying Index. Each Fund will invest no more than 10% of its assets in futures, options and swaps contracts that BFA believes will help the Fund track the Underlying Index as well as in fixed income securities other than the types included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. Cash and cash equivalent investments associated with a derivative position will be treated as part of that position for the purposes of calculating the percentage of investments included in the Underlying Index. Each Fund seeks to track the investment results of the Underlying Index before fees and expenses of the Fund.
Each of the iShares Agency Bond ETF, iShares Core 5-10 Year USD Bond ETF, iShares Core 10+ Year USD Bond ETF, iShares Core U.S. Aggregate Bond ETF, iShares MBS ETF and iShares USD Systematic Bond ETF will invest at least 80% of its assets in the component securities of the Underlying Index and to-be-announced (“TBA”) transactions that have economic characteristics that are substantially identical to the economic characteristics of the component securities of the Underlying Index, and the Fund will invest at least 90% of its assets in fixed income securities of the types included in the Underlying
3

Index that BFA believes will help the Fund track the Underlying Index. Each Fund will invest no more than 10% of its assets in futures, options and swaps contracts that BFA believes will help the Fund track the Underlying Index as well as in fixed income securities other than the types included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. Cash and cash equivalent investments associated with a TBA position will be treated as part of that position for purposes of calculating the percentage of investments in the component securities of the Underlying Index. Cash and cash equivalent investments associated with a derivative position will be treated as part of that position for the purposes of calculating the percentage of investments included in the Underlying Index. Each Fund seeks to track the investment results of the Underlying Index before fees and expenses of the Fund. For example, the iShares Agency Bond ETF may invest in securities not included in the Underlying Index in order to reflect various corporate actions (such as mergers) and other changes in the Underlying Index (such as reconstitutions, additions and deletions).
Each of the iShares ESG Aware 1-5 Year USD Corporate Bond ETF, iShares ESG Advanced Investment Grade Corporate Bond ETF and iShares ESG Aware USD Corporate Bond ETF will invest at least 80% of its assets in the component securities of the Underlying Index, and the Fund will invest at least 90% of its assets in fixed income securities of the types included in the Underlying Index that BFA believes will help the Fund track the Underlying Index. The Fund will invest no more than 10% of its assets in futures, options, and swaps contracts that BFA believes will help the Fund track the Underlying Index as well as in fixed income securities other than the types included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. Cash and cash equivalent investments associated with a derivative position will be treated as part of that position for the purposes of calculating the percentage of investments included in the Underlying Index. The Fund seeks to track the investment results of the Underlying Index before fees and expenses of the Fund.
Each of the iShares ESG Advanced Total USD Bond Market ETF and iShares ESG Aware U.S. Aggregate Bond ETF will invest at least 80% of its assets in the component securities of the Underlying Index and in investments that have economic characteristics that are substantially identical to the component securities of the Underlying Index (i.e., TBAs), and the Fund will invest at least 90% of its assets in fixed income securities of the types included in the Underlying Index that BFA believes will help the Fund track the Underlying Index. The Fund will invest no more than 10% of its assets in futures, options, and swaps contracts that BFA believes will help the Fund track the Underlying Index as well as in fixed income securities other than the types included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. Cash and cash equivalent investments associated with a derivative position will be treated as part of that position for the purposes of calculating the percentage of investments included in the Underlying Index. The Fund seeks to track the investment results of the Underlying Index before fees and expenses of the Fund.
Each of the iShares California Muni Bond ETF, iShares National Muni Bond ETF, iShares New York Muni Bond ETF and iShares Short-Term National Muni Bond ETF (the “Municipal Bond Funds”) will invest at least 80% of its assets in the component securities of the Underlying Index, and the Fund will invest at least 90% of its assets in fixed income securities of the types included in the Underlying Index that BFA believes will help the Fund track the Underlying Index. Each Municipal Bond Fund will invest no more than 10% of its assets in futures, options and swaps contracts that BFA believes will help the Fund track the Underlying Index as well as in fixed income securities other than the types included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. Cash and cash equivalent investments associated with a derivative position will be treated as part of that position for the purposes of calculating the percentage of investments included in the Underlying Index. For example, each of the Municipal Bond Funds may invest in municipal bonds not included in its Underlying Index in order to reflect prospective changes in its Underlying Index (such as index reconstitutions, additions and deletions). Each of the iShares California Muni Bond ETF and iShares New York Muni Bond ETF generally holds municipal bond securities issued by its respective state and local municipalities whose interest payments are exempt from U.S. federal and state income tax, the federal alternative minimum tax (“AMT”), and the federal Medicare contribution tax of 3.8% on “net investment income.” Each of the iShares National Muni Bond ETF and iShares Short-Term National Muni Bond ETF will generally hold municipal bond securities issued by state and local municipalities whose interest payments are exempt from U.S. federal income tax, the federal AMT, and the federal Medicare contribution tax of 3.8% on “net investment income.” In addition, each Municipal Bond Fund intends to invest any cash assets in one or more affiliated municipal money market funds, which may be advised by BFA or its affiliates.
Asset-Backed Securities Risk.  Asset-backed securities (“ABS”) represent interests in “pools” of assets, including consumer loans or receivables held in trust. ABS are “pass-through” securities, meaning that principal and interest payments, net of expenses, made by the borrower on the underlying assets are passed through to a Fund. ABS, like traditional fixed-income securities, are subject to credit, interest rate, call, prepayment, extension, valuation and illiquidity risk. Because of call, prepayment, and extension risk, however, ABS react differently to changes in interest rates than other bonds. Small
4

movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain ABS. The price paid by a Fund for its ABS, the yield a Fund expects to receive from such securities and the average life of such securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. During periods of difficulty in the credit markets, ABS may decline in value and become less liquid, more volatile, and more difficult to value.
The nature of the assets and the servicing of those assets may subject ABS to additional risks in comparison to mortgage-backed securities. For instance, certain ABS generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage-backed assets. The value of the collateral may also be insufficient to cover the principal amount of the obligation. Other ABS, such as those backed by credit card receivables, do not have the benefit of a security interest in collateral at all. Moreover, the values of ABS may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers.
ABS are often not backed by the full faith and credit of the U.S. government and are subject to risk of default on the underlying asset, particularly during periods of economic downturn.
Bonds.   Each Fund invests a substantial portion of its assets in U.S. dollar-denominated bonds. A bond is an interest-bearing security issued by a U.S. or non-U.S. company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. Bonds generally are used by issuers to borrow money from investors.
An issuer may have the right to redeem or “call” a bond before maturity, in which case the Fund may have to reinvest the proceeds at lower market rates. Similarly, a fund may have to reinvest interest income or payments received when bonds mature, sometimes at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed-rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed-rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. When an investor purchases a fixed-rate bond at a price that is greater than its face value, the investor is purchasing the bond at a premium. Conversely, when an investor purchases a fixed-rate bond at a price that is less than its face value, the investor is purchasing the bond at a discount. Fixed-rate bonds that are purchased at a discount pay less current income than securities with comparable yields that are purchased at face value, with the result that prices for such fixed-rate securities can be more volatile than prices for such securities that are purchased at face value. Other types of bonds bear interest at an interest rate that is adjusted periodically. Interest rates on “floating rate” or “variable rate” bonds may be higher or lower than current market rates for fixed-rate bonds of comparable quality with similar final maturities. Because of their adjustable interest rates, the value of “floating rate” or “variable rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed-rate bonds, but their value may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. Each Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on an issuer’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (backed by specified collateral).
Borrowing.  Each Fund may borrow for temporary or emergency purposes, including to meet payments due from redemptions or to facilitate the settlement of securities or other transactions. The iShares 0-3 Month Treasury Bond ETF and iShares Short Treasury Bond ETF, along with certain other iShares funds, have entered into a syndicated line of credit with the Bank of New York Mellon (“BNY”), which serves as administrative agent for itself and the other banks. The syndicated line of credit may be used for temporary or emergency purposes, including redemption, settlement of trades and rebalancing of portfolio holdings.
Interest rates related to the syndicated line of credit are based on the Secured Overnight Financing Rate (“SOFR”) published by the Federal Reserve Bank of New York plus a spread. Pursuant to the terms of the credit agreement, if SOFR were to cease being published or representative, it would be replaced by a rate based on an alternate benchmark selected by BNY.
The purchase of securities while borrowings are outstanding may have the effect of leveraging a Fund. The incurrence of leverage increases a Fund’s exposure to risk, and borrowed funds are subject to interest costs that will reduce net income.
5

Purchasing securities while borrowings are outstanding creates special risks, such as the potential for greater volatility in the NAV of Fund shares and in the yield on a Fund’s portfolio. In addition, the interest expenses from borrowings may exceed the income generated by a Fund’s portfolio and, therefore, the amount available (if any) for distribution to shareholders as dividends may be reduced. BFA may determine to maintain outstanding borrowings if it expects that the benefits to a Fund’s shareholders will outweigh the current reduced return.
Certain types of borrowings by a Fund must be made from a bank or may result in a Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede BFA’s management of a Fund’s portfolio in accordance with a Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require a Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.
Brady Bonds.  Certain of the Funds may invest in Brady bonds. Brady bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady bonds have been issued since 1989. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative and subject to the same risks as emerging market securities. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in U.S. dollars and are actively traded in over-the-counter (“OTC”) secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. U.S. dollar-denominated collateralized Brady bonds, which may be either fixed-rate or floating rate bonds, are generally collateralized by U.S. Treasury securities.
Commercial Mortgage-Backed Securities Risk.  The commercial mortgage-backed securities (“CMBS”) in which a Fund invests may be issued by entities, such as banks, mortgage lenders or other institutions. These entities are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.
CMBS depend on cash flows generated by underlying commercial real-estate loans, receivables or other assets, and can be significantly affected by changes in interest rates, the availability of information concerning the underlying assets and their structure, and the creditworthiness of the originators of the underlying assets.
Due to the nature of the loans they represent, CMBS are subject to a greater degree of prepayment and extension risk than many other forms of fixed-income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain CMBS. Certain CMBS are issued in several classes with different levels of yield and credit protection. A Fund’s investments in CMBS with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit, prepayment and extension risks.
In addition, the value of CMBS may be adversely affected by regulatory or tax changes. CMBS issued by non-government entities may offer higher yields than those issued by government entities, but also may be subject to greater volatility than government issues. In the recent past, the market for CMBS has experienced volatility and reduced liquidity.
Corporate Bonds.  Each Fund (other than the iShares ESG Advanced Total USD Bond Market ETF, Treasury Bond Funds and the Municipal Bond Funds) may invest in investment-grade and/or high yield corporate bonds. High yield corporate bonds may be deemed speculative and more volatile than higher rated securities of similar maturity. The investment return of corporate bonds reflects interest earned on the security and changes in the market value of the security. The market value of a corporate bond may be affected by changes in the market rate of interest, the credit rating of the issuer, the issuer’s performance and perceptions of the issuer in the marketplace. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.
Diversification Status.   The following table sets forth the diversification status of each Fund:
Diversified Funds	Non-Diversified Funds
iShares 0-3 Month Treasury Bond ETF	iShares California Muni Bond ETF
iShares 1-3 Year Treasury Bond ETF	iShares ESG Advanced Investment Grade Corporate Bond ETF
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Diversified Funds	Non-Diversified Funds
iShares 1-5 Year Investment Grade Corporate Bond ETF	iShares New York Muni Bond ETF
iShares 3-7 Year Treasury Bond ETF	iShares USD Systematic Bond ETF
iShares 5-10 Year Investment Grade Corporate Bond ETF
iShares 7-10 Year Treasury Bond ETF
iShares 10+ Year Investment Grade Corporate Bond ETF
iShares 10-20 Year Treasury Bond ETF
iShares 20+ Year Treasury Bond ETF
iShares 25+ Year Treasury STRIPS Bond ETF
iShares Agency Bond ETF
iShares BBB Rated Corporate Bond ETF
iShares Broad USD Investment Grade Corporate Bond ETF
iShares Core 5-10 Year USD Bond ETF
iShares Core 10+ Year USD Bond ETF
iShares Core U.S. Aggregate Bond ETF
iShares ESG Advanced Total USD Bond Market ETF
iShares ESG Aware 1-5 Year USD Corporate Bond ETF
iShares ESG Aware USD Corporate Bond ETF
iShares ESG Aware U.S. Aggregate Bond ETF
iShares Government/Credit Bond ETF
iShares High Yield Systematic Bond ETF
iShares iBoxx $ High Yield Corporate Bond ETF
iShares iBoxx $ Investment Grade Corporate Bond ETF
iShares Intermediate Government/Credit Bond ETF
iShares Investment Grade Systematic Bond ETF
iShares MBS ETF
iShares National Muni Bond ETF
iShares Short-Term National Muni Bond ETF
iShares Short Treasury Bond ETF
A fund classified as “diversified” under the 1940 Act may not purchase securities of an issuer (other than (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the fund may invest more than 5% of its assets in one issuer. Under the 1940 Act, a fund cannot change its classification from diversified to non-diversified without shareholder approval.
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 A “non-diversified” fund is a fund that is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular industries) may constitute a significant percentage of the underlying index of such a fund and, consequently, the fund’s investment portfolio. This may adversely affect a fund’s performance or subject the fund’s shares to greater price volatility than that experienced by more diversified investment companies.
Each Fund (whether diversified or non-diversified) intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a regulated investment company (“RIC”) for purposes of the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the Internal Revenue Code may limit the investment flexibility of certain Funds and may make it less likely that the Funds will meet their respective investment objectives.
Futures, Options on Futures and Securities Options.  Futures contracts, options on futures and securities options may be used by a Fund to simulate investment in its Underlying Index, to facilitate trading or to reduce transaction costs. Each Fund may enter into futures contracts and options on futures that are traded on a U.S. or non-U.S. futures exchange. Each Fund will not use futures, options on futures or securities options for speculative purposes. Each Fund intends to use futures and options on futures in accordance with Rule 4.5 of the Commodity Futures Trading Commission (the “CFTC”) promulgated under the Commodity Exchange Act (“CEA”). BFA, with respect to certain Funds, has claimed an exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 so that BFA, with respect to such Funds, is not subject to registration or regulation as a commodity pool operator under the CEA. See the Regulation Regarding Derivatives section of this SAI for more information.
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on investments that reflect the market value of common stock of the firms included in the investments. Each Fund may enter into futures contracts to purchase securities indexes when BFA anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. Upon entering into a futures contract, a Fund will be required to deposit with the broker an amount of cash or cash equivalents known as “initial margin,” which is similar to a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract if all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” will be made to and from the broker daily as the price of the instrument or index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to the expiration of a futures contract, each Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract. An option on a futures contract, as contrasted with a direct investment in such a contract, gives the purchaser the right, but no obligation, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract.
The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of each Fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited to the agreed-upon price per share, also known as the “strike price,” less the premium received from writing the put. Certain of the Funds may purchase and write put and call options on futures contracts that are traded on an exchange as a hedge against changes in value of their portfolio securities or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.
Securities options may be used by a Fund to obtain access to securities in its Underlying Index or to dispose of securities in its Underlying Index at favorable prices, to invest cash in a securities index that offers similar exposure to that provided by its Underlying Index or otherwise to achieve the Fund’s objective of tracking its Underlying Index. A call option gives a holder the right to purchase a specific security at a specified price (“exercise price”) within a specified period of time. A put option gives
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a holder the right to sell a specific security at an exercise price within a specified period of time. The initial purchaser of a call option pays the “writer” a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Each Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. Each Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase. Each Fund may purchase or sell securities options on a U.S. or non-U.S. securities exchange or in the OTC market through a transaction with a dealer. Options on a securities index are typically settled on a net basis based on the appreciation or depreciation of the index level over the strike price. Options on single name securities may be cash- or physically-settled, depending upon the market in which they are traded. Options may be structured so as to be exercisable only on certain dates or on a daily basis. Options may also be structured to have conditions to exercise (i.e., “Knock-in Events”) or conditions that trigger termination (i.e., “Knock-out Events”).
High Yield Securities.  Certain Funds may invest in non-investment grade securities. Non-investment grade or “high yield” fixed-income or convertible securities are commonly known to investors as “junk bonds” or “high yield bonds.” These are generally debt securities that are rated below investment grade by one or more of the major rating agencies or are unrated securities that BFA believes are of comparable quality. While generally providing greater income and opportunity for gain, non-investment grade debt securities may be subject to greater risks than securities that have higher credit ratings, including a high risk of default, and their yields will fluctuate over time. High yield securities will generally be in the lower rating categories of recognized rating agencies (rated below Baa3 by Moody's Investors Service, Inc. (“Moody's”) or below BBB- by Standard & Poor's® Global Ratings, a subsidiary of S&P Global (“S&P Global Ratings”) or Fitch Ratings, Inc. (“Fitch”)) or be unrated. The credit rating of a high yield security does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer’s financial condition. High yield securities are considered to be speculative with respect to the capacity of the issuer to timely repay principal and pay interest in accordance with the terms of the obligation and may have more credit risk than higher rated securities.
The major risks of high yield bond investments include the following:
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High yield bonds may be issued by less creditworthy issuers. These securities are vulnerable to adverse changes in the issuer’s industry or to general economic conditions. Issuers of high yield bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.
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The issuers of high yield bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations. The issuer’s ability to pay its debt obligations also may be lessened by specific issuer developments, or the unavailability of additional financing. Issuers of high yield securities are often in the growth stage of their development and/or involved in a reorganization or takeover.
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High yield bonds are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations, which will potentially limit a Fund’s ability to fully recover principal, to receive interest payments when senior securities are in default or to receive restructuring benefits paid to holders of more senior classes of debt. Thus, investors in high yield securities frequently have a lower degree of protection with respect to principal and interest payments than do investors in higher rated securities.
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High yield bonds frequently have redemption features that permit an issuer to repurchase the security from a Fund before it matures. If an issuer redeems the high yield bonds, a Fund may have to invest the proceeds in bonds with lower yields and may lose income.
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Prices of high yield bonds are subject to extreme fluctuations. Negative economic developments may have a greater impact on the prices of high yield bonds than on those of other higher rated fixed-income securities.
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Under certain economic and/or market conditions, a Fund may have difficulty disposing of certain high yield securities due to the limited number of investors in that sector of the market. There are fewer dealers in the high yield bond market, and there may be significant differences in the prices quoted for high yield bonds by dealers, and such quotations may not be the actual prices available for a purchase or sale. Judgment may play a greater role in the prices and values generated for such securities than in the case of securities trading in a more liquid market.
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The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated
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securities. The secondary markets for high yield securities are concentrated in relatively few market makers and, participants in the markets are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. Under certain economic and/or market conditions, a Fund may have difficulty disposing of certain high yield securities due to the limited number of investors in that sector of the market. An illiquid secondary market may adversely affect the market price of the high yield security, which may result in increased difficulty selling the particular issue and obtaining accurate market quotations on the issue when valuing a Fund's assets. Market quotations on high yield securities are available only from a limited number of dealers, and such quotations may not be the actual prices available for a purchase or sale. When the secondary market for high yield securities becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult to value such securities, and judgment plays a more important role in determining such valuations.
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A Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.
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The high yield bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. Additionally, prices for high yield securities may be affected by legislative and regulatory developments. These developments could adversely affect a Fund’s NAV and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value and liquidity of outstanding high yield securities, especially in a thinly traded market. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in the past.
Lending Portfolio Securities.  Each Fund may lend portfolio securities to certain borrowers that BFA determines to be creditworthy, including borrowers affiliated with BFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan shall be made on behalf of a Fund if, as a result, the aggregate value of all securities loans of the particular Fund exceeds one-third of the value of such Fund's total assets (including the value of the collateral received). A Fund may terminate a loan at any time and obtain the return of the securities loaned. Each Fund receives, by way of substitute payment, the value of any interest or cash or non-cash distributions paid on the loaned securities that it would have otherwise received if the securities were not on loan.
With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. The Funds are compensated by any positive difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral received by the Fund for such loans, and uninvested cash, may be reinvested in certain short-term instruments either directly on behalf of each Fund or through one or more joint accounts or money market funds, including those affiliated with BFA; such investments are subject to investment risk.
Each Fund conducts its securities lending pursuant to an exemptive order from the SEC permitting it to lend portfolio securities to borrowers affiliated with the Fund and to retain an affiliate of the Fund to act as securities lending agent. To the extent that a Fund engages in securities lending, BlackRock Institutional Trust Company, N.A. (“BTC”) acts as securities lending agent for the Fund, subject to the overall supervision of BFA. BTC administers the lending program in accordance with guidelines approved by the Trust's Board of Trustees (the “Board,” the trustees of which are the “Trustees”). JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as custodian for certain Funds in connection with certain securities lending activities.
Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees a Fund has agreed to pay a borrower), foreign exchange risk (i.e., the risk of a shortfall at default when a cash collateral investment is denominated in a currency other than the currency of the assets being loaned due to movements in foreign exchange rates), and credit, legal, counterparty and market risks (including the risk that market events, including but not limited to corporate actions, could lead the Fund to lend securities that are trading at a premium due to increased demand, or to recall loaned securities or to lend less or not at all, which could lead to reduced securities lending revenue). If a Fund were to lend out securities that are subject to a corporate action and commit to the borrower a particular
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election as determined by the Funds' investment adviser, the benefit the Fund would receive in respect of committing to such election may or may not be less than the benefit the Fund would have received from making a different election in such corporate action. If a securities lending counterparty were to default, a Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return a Fund’s securities as agreed, the Fund’s ability to participate in a corporate action event may be impacted, or the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This latter event could trigger adverse tax consequences for a Fund. A Fund could lose money if its short-term investment of the collateral declines in value over the period of the loan. Substitute payments received by a Fund representing dividends paid on securities loaned out by the Fund will not be considered qualified dividend income. BTC will take into account the tax effects on shareholders caused by this difference in connection with a Fund’s securities lending program. Substitute payments received on tax-exempt securities loaned out will not be tax-exempt income. There could also be changes in the status of issuers under applicable laws and regulations, including tax regulations, that may impact the regulatory or tax treatment of loaned securities and could, for example, result in a delay in the payment of dividend equivalent payments owed to a Fund (as permitted by applicable law).
Regulations adopted by global prudential regulators require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many securities lending agreements, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such agreements, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these requirements, as well as potential additional government regulation and other developments in the market, could adversely affect the Fund’s ability to terminate existing securities lending agreements or to realize amounts to be received under such agreements.
Liquidity Risk Management.  Rule 22e-4 under the Investment Company Act (the “Liquidity Rule”) requires open-end funds, including exchange-traded funds (“ETFs”) such as the Funds, to establish a liquidity risk management program (the “Liquidity Program”) and enhance disclosures regarding fund liquidity. As required by the Liquidity Rule, the Funds have implemented a Liquidity Program, and the Board, including a majority of the Independent Trustees of the Trust, has appointed BFA as the administrator of the Liquidity Program. Under the Liquidity Program, BFA assesses, manages, and periodically reviews each Fund’s liquidity risk and classifies each investment held by a Fund as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The Liquidity Rule defines “liquidity risk” as the risk that a Fund could not meet requests to redeem shares issued by a Fund without significant dilution of the remaining investors’ interest in a Fund. The liquidity of a Fund's portfolio investments is determined based on relevant market, trading and investment-specific considerations under the Liquidity Program. There are exclusions from certain portions of the liquidity risk management program requirements for “in-kind” ETFs, as defined in the Liquidity Rule. To the extent that an investment is deemed to be an illiquid investment or a less liquid investment, a Fund can expect to be exposed to greater liquidity risk.
Municipal Insurance.  A municipal security may be covered by insurance that guarantees the bond’s scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance), or (ii) another party after the bond has been issued (secondary market insurance).
Both primary and secondary market insurance guarantee timely and scheduled repayment of all principal and payment of all interest on a municipal security in the event of default by the issuer, and cover a municipal security to its maturity, enhancing its credit quality and value.
Municipal security insurance does not insure against market fluctuations or fluctuations in each of the Municipal Bond Funds' share price. In addition, a municipal security insurance policy will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent, or (iii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity.
Because a significant portion of the municipal securities issued and outstanding are insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole.
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Certain significant providers of insurance for municipal securities have recently incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such losses have reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or if the market discounts the value of the insurance provided by the insurer, the value of the municipal security would be more, if not entirely, dependent on the rating of the municipal security independent of insurance.
Municipal Securities.  Certain of the Funds invest in securities issued in the U.S. market by U.S. states and territories, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities (“municipal securities”), the interest payments of which are not subject to U.S. federal income tax. The municipal securities which such Funds may purchase include general obligation bonds and limited obligation bonds (or “Revenue Bonds”), including industrial development bonds issued pursuant to former U.S. federal tax law.
General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Revenue Bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue Bonds that are issued to finance a particular project often depend on revenues from that project to make principal and interest payments. Adverse conditions and developments affecting a particular project can result in lower revenues to the issuer of the municipal securities. Additionally, the market values of Revenue Bonds may decline in times of higher inflation to the extent that revenues are fixed income streams. In other instances, the prices that certain Revenue Bond issuers are able to charge users of their assets may be linked to inflation, whether by government regulation, contractual arrangement or other factors. In this case, changes in the rate of inflation may affect the issuer’s revenues. Additionally, rising interest rates could result in higher costs of capital for issuers of both general obligation bonds and Revenue Bonds, which could negatively impact their ability to meet payment obligations.
The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice, than non-municipal securities. In addition, the municipal securities market is generally characterized as a buy and hold investment strategy. As a result, the accessibility of municipal securities in the market is generally greater closer to the original date of issue of the securities and lessens as the securities move further away from such issuance date.
Some longer-term municipal securities give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request - usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Fund would hold the longer-term security, which could experience substantially more volatility.
Municipal securities are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.
Prices and yields on municipal securities are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal security market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal securities may not be as extensive as that which is made available by corporations whose securities are publicly-traded. As a result, municipal securities may be more difficult to value than securities of public corporations.
Obligations of issuers of municipal securities are subject to insolvency concerns and, unlike obligations of corporate issuers, may not be subject to resolution in the event of insolvency or default through a bankruptcy proceeding. The U.S. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. In addition, municipal securities are subject to the risk that their tax treatment could be changed, thereby affecting the value of outstanding municipal securities. There is also the possibility that as a result of litigation or other conditions, such as passing of a referendum, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found
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to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Fund’s municipal securities in the same manner.
Additionally, certain municipal securities are issued by entities dependent on revenue from a particular sector and thus are subject to the specific risks associated with that sector. These sectors are described in more detail below.
Risk of Investing in Health Care-Related Municipal Securities. Changes to state or federal policy tied to health care services could adversely affect the value of municipal securities backed by revenue from public hospitals and other health care facilities. Regulatory changes that govern cost reimbursements to health care providers under government-funded programs such as Medicare and Medicaid, including policies that award exclusive contracts to certain hospitals, may adversely affect the revenue streams backing certain municipal securities. Additionally, the expansion of healthcare facilities by some issuers may be subject to “determinations of need” by various regulators or other authorities. This process not only generally increases the time and expenses such expansions entail, but also makes expansion plans uncertain, thus potentially limiting the revenue and growth of healthcare facility operators. Moreover, local, state and federal governmental bodies are under increasing pressure to reduce medical spending and control healthcare costs, which could both adversely affect regulatory processes and public funding available for healthcare services and facilities. The value of healthcare-related municipal securities could also be affected by a variety of other factors that impact the underlying healthcare facilities including demand for services, the ability of the health care facility to provide the services required, competition with other facilities, and expenses (such as malpractice insurance premiums).
Risk of Investing in Infrastructure-Related Municipal Securities. Entities that issue municipal securities related to infrastructure (“infrastructure issuers”) may be subject to a variety of factors that could adversely affect their capacity to make principal and interest payments, such as high interest costs in connection with capital construction programs, high degrees of leverage, costs associated with governmental, environmental and other regulations, the effects of economic slowdowns, increased competition from other providers of services, uncertainties concerning costs, the level of government spending on infrastructure projects, and other factors. Such issuers may be adversely affected by commodity price volatility, changes in exchange rates, import controls, depletion of resources, technological developments, and labor relations. Infrastructure issuers can be significantly affected by government spending policies.
Leverage Risk. Infrastructure issuers can be highly indebted, which increases investment risk and other risks normally associated with debt financing, which could adversely affect such an issuer’s operations and the market value of related municipal securities in periods of rising interest rates.
Operations Risk. The failure of an infrastructure issuer to carry adequate insurance or to operate its assets appropriately could lead to significant losses. Infrastructure may be adversely affected by environmental clean-up costs and catastrophic events such as earthquakes, hurricanes and terrorist acts.
Regulatory Risk. Infrastructure projects may be subject to significant regulation by various governmental authorities and also may be affected by regulation of rates charged to customers, service interruption due to environmental, operational or other events, the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.
Strategic Asset Risk. Infrastructure issuers may control significant strategic assets (e.g., major pipelines or highways), which are assets that have a national or regional profile, and may have monopolistic characteristics. Given their national or regional profile or irreplaceable nature, strategic assets could generate additional risk not common in other industry sectors and they may be targeted for terrorist acts or adverse political actions.
User Risk. Infrastructure issuers can be dependent upon a narrow user base. If these users do not patronize infrastructure projects as expected, significant revenues could be lost and may not be replaceable, in which case infrastructure issuers may fail to pay their obligations.
Risk of Investing in Municipal Securities Issued By School Districts. School districts rely, in part, on funding appropriations from, among others, the federal government and state governments. As a result, municipal securities issued by school districts may be adversely affected by political and economic changes at the state or federal levels, such as decreased tax or other revenues, spending reductions or changes in appropriations. Investors in these securities, similar to investors in municipal securities generally, face heightened risk of loss upon insolvency of the school district issuers because there is often no ready source of funding to pay the bonds other than the local tax base, which a bankruptcy court or administrator does not control.
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Risk of Investing in Transportation Infrastructure-Related Municipal Securities. The transportation infrastructure industry may be adversely affected by economic changes, increases in fuel and other operating costs, labor relations, insurance costs, and, in many jurisdictions, the effects of regulatory changes or other government decisions. Municipal securities that are issued to finance a particular transportation project (e.g., toll roads) often depend on revenues from that project to make principal and interest payments.
Risk of Investing in Utility-Related Municipal Securities. Certain municipal securities are issued by public bodies, including state and municipal utility authorities, to, among other things, finance the operation or expansion of utility entities. Various future economic and other conditions may adversely affect utility entities, including inflation, increases in financing requirements, increases in raw material costs and other operating costs, changes in demand for services and the effects of environmental and other governmental regulations. Certain utilities are subject to specific risks. For example, gas utilities are subject to risks of supply conditions and increased competition from other providers of utility services. In addition, gas utilities are affected by gas prices, which may be magnified to the extent that a gas utility enters into long-term contracts for the purchase or sale of gas at a fixed price, since such prices may change significantly and to the disadvantage of the gas utility.
The types of municipal securities in which the Funds may invest include, but are not limited, to the following:
Industrial Development Bonds
Industrial development bonds generally are also Revenue Bonds and thus are not payable from the issuer’s general revenues. The credit and quality of industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).
Private Activity Bonds
Certain of the Funds may invest in private activity bonds, which are bonds issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current U.S. federal tax laws place substantial limitations on the size of such issues.
Municipal Lease Obligations
The Funds may invest in municipal lease obligations, including certificates of participation (“COPs”) issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. The COPs represent participations in a lease, an installment purchase contract, or a conditional sales contract relating to equipment, land or facilities. As a result of their structure, COPs are generally not subject to constitutional debt limitations or other statutory requirements that may apply to other municipal securities. Municipal governments may not be obligated to make lease or installment purchase payments in connection with COPs, and, in such circumstances, the COP will be secured only by the leased property. If the issuer of a COP does not fulfill its payment obligation, it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss. Municipal lease obligations may be less liquid than conventional municipal bonds, but otherwise have the same general risk characteristics as other municipal securities.
Tender Option Bonds
Tender option bonds are synthetic floating rate or variable rate securities issued when long-term bonds are purchased in the primary or secondary market and then deposited into a trust. Custodial receipts are then issued to investors in these securities evidencing ownership interests in the trust. The remarketing agent for the trust sets a floating or variable rate on typically a weekly basis. The sponsor of a highly leveraged tender option bond trust generally will retain a liquidity provider to purchase the short-term floating rate interests at their original purchase price upon the occurrence of certain specified events. However, the liquidity provider may not be required to purchase the floating rate interests upon the occurrence of certain other events, for example, the downgrading of the municipal bonds owned by the tender option bond trust below investment-grade or certain events that indicate the issuer of the bonds may be entering bankruptcy. The general effect of these provisions is to pass to the holders of the floating rate interests the most severe credit risks associated with the
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municipal bonds owned by the tender option bond trust and to leave with the liquidity provider the interest rate risk (subject to a cap) and certain other risks associated with the municipal bonds. Tender option bonds may be considered derivatives, and may expose the Funds to the same risks as investments in derivatives, as well as risks associated with leverage, especially the risk of increased volatility. To the extent the Funds invest in tender option bonds, they also are exposed to credit risk associated with the liquidity provider retained by the sponsor of a tender bond option trust.
Variable Rate Demand Obligations
Variable rate demand obligations (“VRDOs”) are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and a right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. There is the possibility that because of default or insolvency the demand feature of VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to up to one year) to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market rate of the VRDOs at approximately the par value of the VRDOs on the adjustment date. The adjustments typically are based upon the Securities Industry and Financial Markets Association Index or some other appropriate interest rate adjustment index.
Because of the interest rate adjustment formula, VRDOs are not comparable to fixed-rate securities. During periods of declining interest rates, a Fund’s yield on a VRDO will decrease and its shareholders will forego the opportunity for capital appreciation. During periods of rising interest rates, however, a Fund’s yield on a VRDO will increase and its shareholders will have a reduced risk of capital depreciation.
Municipal Notes
Municipal notes (also known as municipal commercial paper) are shorter-term municipal debt obligations. They may provide interim financing in anticipation of tax collection, receipt of grants, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, repayment on a municipal note may be delayed or the note may not be fully repaid, and the Funds may lose money.
Municipal commercial paper is generally unsecured and issued to meet short-term financing needs. The lack of security presents some risk of loss to the Funds since, in the event of an issuer’s bankruptcy, unsecured creditors are repaid only out of the assets, if any, that remain after secured creditors are repaid.
Non-U.S. Securities.  Certain obligations or securities of non-U.S. issuers may be deemed to be located in a particular country if: (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country, (iii) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its assets situated in such country or, (iv) the issuer is the government of the particular country.
Privately Issued Securities.   The iShares Core 5-10 Year USD Bond ETF and iShares Core 10+ Year USD Bond ETF may not invest in private placements, but may invest in certain bonds registered with the SEC or exempt from registration at the time of issuance, or offered pursuant to Rule 144A under the 1933 Act with or without registration rights (“Rule 144A Bonds”).The iShares 1-5 Year Investment Grade Corporate Bond ETF, iShares 5-10 Year Investment Grade Corporate Bond ETF, iShares 10+ Year Investment Grade Corporate Bond ETF, iShares BBB Rated Corporate Bond ETF, iShares Broad USD Investment Grade Corporate Bond ETF, iShares Core 5-10 Year USD Bond ETF, iShares Core 10+ Year USD Bond ETF, iShares Core U.S. Aggregate Bond ETF, iShares ESG Advanced Investment Grade Corporate Bond ETF, iShares Government/Credit Bond ETF, iShares iBoxx $ High Yield Corporate Bond ETF, iShares iBoxx $ Investment Grade Corporate Bond ETF, iShares Intermediate Government/Credit Bond ETF and iShares USD Systematic Bond ETF may invest in privately issued securities, including those that may be resold only in accordance with Rule 144A or Regulation S under the 1933 Act (“Restricted Securities”). Rule 144A Bonds and Restricted Securities are not publicly-traded and are subject to a variety of restrictions, which limit a purchaser's ability to acquire or resell such securities. Accordingly, the liquidity of the market for specific Rule 144A Bonds and Restricted Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund.
Ratings.  An investment-grade rating generally means the security or issuer is rated investment-grade by one or more of Moody’s, S&P Global Ratings, Fitch, or another credit rating agency designated as a nationally recognized statistical rating organization (“NRSRO”) by the SEC, or is unrated but considered to be of equivalent quality by BFA. Generally, bonds rated
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Baa3 or above by Moody’s or BBB- or above by S&P Global Ratings and Fitch are considered “investment-grade” securities, bonds rated Baa are considered medium grade obligations subject to moderate credit risk and may possess certain speculative characteristics, while bonds rated BBB are regarded as having adequate capacity to meet financial commitments.
Subsequent to purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below an investment-grade rating. Bonds rated below Baa3 by Moody’s or below BBB- by S&P Global Ratings or Fitch are considered below investment-grade quality and are obligations of issuers that are generally considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Such lower-rated securities are commonly referred to as “junk bonds” and are subject to a substantial degree of credit risk. Please see Appendix B of this SAI for a description of each rating category of Moody's, S&P Global Ratings and Fitch and BFA's treatment of investments that are not rated by any of the rating agencies.
Regulation Regarding Derivatives.  The CFTC subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”) or (ii) markets itself as providing investment exposure to such instruments. The CFTC also subjects advisers to registered investment companies to regulation by the CFTC if the registered investment company invests in one or more commodity pools. To the extent a Fund uses CFTC Derivatives, it intends to do so below such prescribed levels and intends not to market itself as a “commodity pool” or a vehicle for trading such instruments.
BFA has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA pursuant to Rule 4.5 under the CEA with respect to each of the Funds. BFA is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA with respect to the Funds.
Derivative contracts, including, without limitation, swaps, currency forwards, and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the U.S. and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Swaps, non-deliverable forwards and certain other derivatives traded in the OTC market are subject to variation margin and initial margin requirements. Implementation of the margining and other provisions of the Dodd-Frank Act regarding clearing, mandatory trading, reporting and documentation of swaps and other derivatives have impacted and may continue to impact the costs to a Fund of trading these instruments and, as a result, may affect returns to investors in a Fund.
Rule 18f-4 under the Investment Company Act permits a Fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the Investment Company Act. Section 18 of the Investment Company Act, among other things, prohibits open-end funds, including the Funds, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”).
Under Rule 18f-4, “Derivatives Transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which a Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, and borrowed bonds), if a Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, unless the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”).
Unless a Fund is relying on the Limited Derivatives User Exception (as defined below), the Fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires a Fund to adopt and implement a comprehensive written derivatives risk management program (“DRMP”) and comply with a relative or absolute limit on Fund leverage risk calculated based on value-at-risk (“VaR”). The DRMP is administered by a “derivatives risk manager,” who is appointed by the Board, including a majority of Independent Directors/Trustees, and periodically reviews the DRMP and reports to the Board.
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Rule 18f-4 provides an exception from the DRMP, VaR limit and certain other requirements if a Fund's “derivatives exposure” (as defined in Rule 18f-4) is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”).
The iShares 1-5 Year Investment Grade Corporate Bond ETF, iShares 5-10 Year Investment Grade Corporate Bond ETF, iShares 10+ Year Investment Grade Corporate Bond ETF, iShares Core 5-10 Year USD Bond ETF, iShares Core 10+ Year USD Bond ETF, iShares Core U.S. Aggregate Bond ETF, iShares ESG Aware U.S. Aggregate Bond ETF, iShares ESG Aware USD Corporate Bond ETF, iShares High Yield Systematic Bond ETF, iShares iBoxx $ High Yield Corporate Bond ETF, iShares MBS ETF and iShares USD Systematic Bond ETF (the “No-Action Letter Funds”) may also have investments in “underlying funds” (and such underlying funds themselves may invest in underlying funds) not advised by BFA (the term “underlying fund” for purposes of the no-action letter referenced below may include, but is not limited to, certain securitized vehicles, mortgage or international real estate investment trusts (“REITs”), business development companies and, investment companies that may invest in CFTC Derivatives or in any of the foregoing), and therefore may be viewed by the CFTC as commodity pools. BFA may not have transparency into the holdings of these underlying funds because they are not advised by BFA. To address this issue of lack of transparency, the CFTC staff issued a no-action letter on November 29, 2012 permitting the adviser of a fund that invests in such underlying funds and that would otherwise have filed a claim of exclusion pursuant to CFTC Rule 4.5 to delay registration as a “commodity pool operator” until six months from the date on which the CFTC issues additional guidance on the treatment of CFTC Derivatives held by underlying funds. BFA, the adviser of the No-Action Letter Funds, has filed a claim with the CFTC for the Funds to rely on this no-action relief. Accordingly, BFA is not currently subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Funds.
Repurchase Agreements.  A repurchase agreement is an instrument under which the purchaser (i.e., a Fund) acquires a security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by a Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price, and, in the event of a default by the seller, the Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.
In any repurchase transaction, the collateral for a repurchase agreement may include: (i) cash items; (ii) obligations issued by the U.S. government or its agencies or instrumentalities; or (iii) obligations that, at the time the repurchase agreement is entered into, are determined to (A) have exceptionally strong capacity to meet their financial obligations and (B) are sufficiently liquid such that they can be sold at approximately their carrying value in the ordinary course of business within seven days.
Repurchase agreements pose certain risks for a Fund that utilizes them. Such risks are not unique to the Funds, but are inherent in repurchase agreements. The Funds seek to minimize such risks, but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with a longer maturity may be subject to greater price fluctuations than higher quality collateral and collateral with a shorter maturity. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, a Fund would likely retain the status of an unsecured creditor of the counterparty (i.e., the position a Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction.
Reverse Repurchase Agreements.  Reverse repurchase agreements involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally, the effect of such transactions is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are advantageous only if a Fund has an opportunity to
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earn a rate of interest on the cash derived from these transactions that is greater than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and a Fund intends to use the reverse repurchase technique only when BFA believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any increase or decrease in the value of a Fund’s assets. The use of reverse repurchase agreements is a form of leverage, and the proceeds obtained by a Fund through reverse repurchase agreements may be invested in additional securities.
Rule 18f-4 under the Investment Company Act permits a Fund to enter into reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, borrowed bonds) notwithstanding the limitation on the issuance of senior securities in Section 18 of the Investment Company Act, provided that a Fund either (i) complies with the 300% asset coverage ratio with respect to such transactions and any other borrowings in the aggregate, or (ii) treats such transactions as Derivatives Transactions under Rule 18f-4. (See “Regulation Regarding Derivatives” above.)
Securities of Investment Companies.  Each Fund may invest in the securities of other investment companies (including money market funds) to the extent permitted by law, regulation, exemptive order or SEC staff guidance. Under the 1940 Act, a fund’s investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the fund’s total assets with respect to any one investment company, and (iii) 10% of the fund’s total assets with respect to investment companies in the aggregate. Other investment companies in which a Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, which would be in addition to those incurred by a Fund. Pursuant to guidance issued by the SEC staff, fees and expenses of money market funds used for cash collateral received in connection with loans of securities are not treated as acquired fund fees and expenses, which reflect a Fund's pro rata share of the fees and expenses incurred by investing in other investment companies (as disclosed in the Prospectus, as applicable).  The iShares National Muni Bond ETF may invest in shares of other iShares funds that provide substantially similar exposure to the securities in its Underlying Index. BFA will not charge advisory fees on that portion of the iShares National Muni Bond ETF’s assets invested in shares of other iShares funds. The iShares Core U.S. Aggregate Bond ETF may invest in shares of other registered investment companies advised by BFA, or its affiliates that provide substantially similar exposure to the securities in its Underlying Index. BFA will not charge advisory fees on that portion of the iShares Core U.S. Aggregate Bond ETF's assets invested in shares of other registered investment companies advised by BFA, or its affiliates.
Short-Term Instruments and Temporary Investments.   Each Fund may invest in short-term instruments, including variable rate demand notes, short-term municipal securities, short-term municipal money market funds and money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include, but are not limited to: (i) shares of money market funds (including those advised by BFA or otherwise affiliated with BFA); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit, bankers’ acceptances, fixed-time deposits and other obligations of U.S. and non-U.S. banks (including non-U.S. branches) and similar institutions; (iv) commercial paper rated, at the date of purchase, “Prime-1” by Moody's, “F-1” by Fitch or “A-1” by S&P Global Ratings, or if unrated, of comparable quality as determined by BFA; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that have been determined to present minimal credit risks, in accordance with the requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of BFA, are of comparable quality to obligations of U.S. banks that may be purchased by a Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.
Sovereign and Quasi-Sovereign Obligations.  Certain of the Funds may invest in sovereign and quasi-sovereign obligations. An investment in sovereign debt obligations involves special risks not present in corporate debt obligations. Sovereign debt includes securities issued or guaranteed by a foreign sovereign government. Quasi-sovereign debt includes securities issued or guaranteed by an entity affiliated with or backed by a sovereign government. Quasi-sovereign debt obligations are typically less liquid and less standardized than sovereign debt obligations. The issuer of the sovereign debt that controls the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. Similar to other issuers, changes to the financial condition or credit rating of a non-U.S. government may cause the value of a sovereign debt to decline. During periods of economic uncertainty, the market prices of sovereign debt obligations may be more volatile than prices of U.S. debt obligations, which may affect a Fund's NAV. In the
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past, certain emerging market countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts. Several sovereign issuers have experienced volatility and adverse trends due to concerns about rising government debt levels, including Greece, Ireland, Italy, Portugal and Spain. In the past, sovereign issuers have also defaulted on their debt obligations, including Russia, Argentina, Indonesia and Uruguay.
A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrears on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts. Quasi-sovereign debt obligations are typically less liquid and less standardized than government debt.
Swap Agreements.  Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on a pre-determined underlying investment or notional amount. In return, the other party agrees to make periodic payments to the first party based on the return (or a differential in rate of return) earned or realized on the underlying investment or notional amount. Swap agreements will usually be performed on a net basis, with a Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis.
Certain of the Funds may enter into swap agreements, including currency swaps, interest rate swaps and index swaps. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets.
U.S. Agency Mortgage-Backed Securities Risk.  Certain of the Funds invest in securities backed by pools of mortgages issued or guaranteed by the U.S. government or one of its agencies or sponsored entities, including Government National Mortgage Association (“Ginnie Mae”), Federal National Mortgage Association (“Fannie Mae”), and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). The market for mortgage-backed securities (“MBS”) has been adversely affected by the value of those MBS held and/or issued by these agencies and sponsored entities. If a U.S. government agency or sponsored entity issues securities in which certain of the Funds invest and such issuer is unable to meet its obligations or ceases to exist, and no plan is made for the repayment of securities, the performance of certain of the Funds will be adversely impacted.
Ginnie Mae. Established in 1968, Ginnie Mae is a wholly owned U.S. government corporation within the U.S. Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the backing of the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by the institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage banks), and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the U.S. Department of Veterans Affairs. Ginnie Mae securities also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury Department to make payments under its guarantee. Any actual or potential disruption to Ginnie Mae, or the financial condition or credit of the U.S. government, could cause the value of Ginnie Mae securities to decline. In 2011, S&P Global Ratings downgraded U.S. Treasury securities from AAA rating to AA+ rating. A further downgrade of the ratings of U.S. government debt obligations, which are often used as a benchmark for other borrowing arrangements, could result in higher interest rates for individual and corporate borrowers, cause disruptions in the international bond markets and have a substantial negative effect on the U.S. economy. A downgrade of U.S. Treasury securities from another ratings agency or a further downgrade below AA+ rating by S&P Global Ratings may cause the value of Ginnie Mae securities to decline.
Fannie Mae and Freddie Mac. Fannie Mae was established as a federal agency in 1938 and in 1968 was chartered by Congress as a private shareholder-owned company. Securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae. The securities are not backed by or entitled to the full faith and credit of the U.S. government, but are supported by the right of Fannie Mae to borrow from the U.S. Treasury Department.
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Freddie Mac is a stockholder-owned corporation chartered by Congress in 1970. Securities issued by Freddie Mac entitle the holder to timely payment of interests, which is guaranteed by Freddie Mac. Freddie Mac also guarantees either ultimate collection or timely payment of all principal payments. While Freddie Mac generally does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. The securities are not backed by or entitled to the full faith and credit of the U.S. government or by any Federal Home Loan Banks, but are supported by the right of Freddie Mac to borrow from the U.S. Treasury Department.
In 2008, the Federal Housing Finance Agency placed each of Fannie Mae and Freddie Mac into government conservatorship in an effort to provide stability in the financial markets and put the government-sponsored entities in sound and solvent condition. In addition, the U.S. Treasury Department agreed to provide Fannie Mae and Freddie Mac up to $100 billion of capital each on an as needed basis to ensure that they continue to provide liquidity to the housing and mortgage markets.
Mortgage-Backed Securities. MBS issued or guaranteed by the U.S. government or one of its agencies or sponsored entities, such as Ginnie Mae, Fannie Mae, or Freddie Mac, represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” the payments made by borrowers on the mortgage loans that underlie the securities (net of any fees paid to the issuer or guarantor of the securities). MBS differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates, while a MBS payments provide a combination of interest and principal throughout the a bond’s term. As further described below, MBS may be structured as pass-through securities or collateralized mortgage obligations (“CMOs”).
MBS are subject to the general risks associated with investing in real estate securities; that is, they may lose value if the value of the underlying real estate to which a pool of mortgages relates declines. In addition, investments in MBS involve certain specific risks. These risks include the failure of a party to meet its commitments under the related operative documents, adverse interest rate changes and the effects of prepayments on mortgage cash flows. The value of MBS, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, MBS differ from traditional fixed-income securities because of their potential for prepayment without penalty. The price paid by a Fund for its MBS, the yield a Fund expects to receive from such securities and the weighted average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby reducing the yield to maturity and the average life of the MBS. Moreover, when a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid.
To the extent that a Fund purchases MBS at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If a Fund buys such securities at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income, which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying mortgages may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a long-term security. Since the value of long-term securities generally fluctuates more widely in response to changes in interest rates than that of shorter-term securities, maturity extension risk could increase the inherent volatility of a Fund. Under certain interest rate and prepayment scenarios, a Fund may fail to recoup fully its investment in MBS notwithstanding any direct or indirect U.S. governmental or agency guarantee.
Mortgage Pass-Through Securities. Some MBS, such as U.S. agency mortgage pass-through securities, represent a right to receive principal and interest payments collected on a pool of mortgages, which are passed through to security holders. In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a “pool” consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.
An investment in a specific pool of mortgage pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of MBS is difficult to predict and can impact the subsequent cash flows, value and yield of the
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mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction.
To-Be-Announced Securities. A Fund may seek to gain exposure to U.S. agency mortgage pass-through securities by investing in TBA securities. “TBAs” refer to a commonly used mechanism for the forward settlement of U.S. agency MBS, and not to a separate type of MBS. Most transactions in fixed-rate MBS occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement, and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as the issuing agency, settlement date, par amount, and price. The actual mortgage pools delivered generally are determined two days prior to settlement date. Certain of the Funds may regularly enter into TBA agreements and “roll over” such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a “TBA roll.” In a TBA roll, such Funds generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of MBS. In addition, certain of the Funds may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of MBS stipulated in the TBA agreement.
Certain of the Funds may invest cash pending settlement of TBA transactions in money market instruments, repurchase agreements, or other high quality, liquid short-term instruments, including money market funds advised by BFA. Each such Fund will pay its pro rata share of fees and expenses of any money market fund that it may invest in, in addition to such Fund’s own fees and expenses.
Collateralized Mortgage Obligations. U.S. agency MBS may also be structured in the form of CMOs. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (“tranches”) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive interest only, principal only, or an amount that remains after floating-rate tranches are paid (an “inverse floater”). These securities are frequently referred to as “mortgage derivatives” and may be extremely sensitive to changes in interest rates. Interest rates on inverse floaters, for example, vary inversely with a short-term floating rate (which may be reset periodically). Interest rates on inverse floaters will decrease when short-term rates increase and will increase when short-term rates decrease. These securities have the effect of providing a degree of investment leverage. In response to changes in market interest rates or other market conditions, the value of an inverse floater may increase or decrease at a multiple of the increase or decrease in the value of the underlying securities. If a Fund invests in CMO tranches issued by U.S. government agencies or sponsored entities and interest rates move in a manner not anticipated by BFA, it is possible that such a Fund could lose all or substantially all of its investment. Certain CMOs in which certain of the Funds may invest may also provide a degree of investment leverage, which could cause such a Fund to lose all or substantially all of its investment.
U.S. Government Obligations.  Certain of the Funds may invest in various types of U.S. government obligations. U.S. government obligations are a type of bond and include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations (i) may be backed by the full faith and credit of the U.S. or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Fannie Mae, Freddie Mac and Federal Home Loan Bank notes). In the latter case, each Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.
Some government agencies, including Fannie Mae and Freddie Mac, purchase and guarantee residential mortgages and form MBS that they issue to the market. These agencies also hold their own MBS as well as those of other institutions with funding from the agency debentures they issue. Recent events in the markets for MBS have adversely affected the value of those MBS held and/or issued by these agencies.
U.S.-Registered and Restricted Securities of Non-U.S. Issuers.  The Funds (other than the iShares Agency Bond ETF, iShares MBS ETF, Municipal Bond Funds and Treasury Bond Funds) may invest in U.S.-registered, U.S. dollar-denominated bonds of non-U.S. governments, agencies, supranational entities and corporate issuers. The iShares 1-5 Year Investment Grade Corporate Bond ETF, iShares 5-10 Year Investment Grade Corporate Bond ETF, iShares 10+ Year Investment Grade Corporate
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Bond ETF, iShares BBB Rated Corporate Bond ETF, iShares Broad USD Investment Grade Corporate Bond ETF, iShares Core 5-10 Year USD Bond ETF, iShares Core 10+ Year USD Bond ETF, iShares Core U.S. Aggregate Bond ETF, iShares ESG Advanced Investment Grade Corporate Bond ETF, iShares ESG Advanced Total USD Bond Market ETF, iShares ESG Aware 1-5 Year Corporate Bond ETF, iShares ESG Aware U.S. Aggregate Bond ETF, iShares ESG Aware USD Corporate Bond ETF, iShares Government/Credit Bond ETF, iShares High Yield Systematic Bond ETF, iShares iBoxx $ High Yield Corporate Bond ETF, iShares iBoxx $ Investment Grade Corporate Bond ETF, iShares Intermediate Government/Credit Bond ETF, iShares Investment Grade Systematic Bond ETF and iShares USD Systematic Bond ETF may invest in Restricted Securities issued by non-U.S. issuers. Investing in U.S.-registered, U.S. dollar-denominated bonds or Restricted Securities issued by non-U.S. issuers involves some risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards; the possibility of expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; political instability, which could affect U.S. investments in foreign countries; and potential restrictions of the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. In addition, the risk that the issuer may fail to meet its obligations on these securities may be affected by fluctuations in non-U.S. currency exchange rates between the issuer's local currency and the U.S. dollar. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product (“GDP”), rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.
Future Developments.  The Board may, in the future, authorize each Fund to invest in securities contracts and investments other than those listed in this SAI and in the applicable Prospectus, provided they are consistent with each Fund's investment objective and do not violate any investment restrictions or policies.
General Considerations and Risks
A discussion of some of the principal risks associated with an investment in a Fund is contained in each Fund's Prospectus. An investment in a Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of bonds in general, and other factors that affect the market. The order of the below risk factors does not indicate the significance of any particular risk factor.
Borrowing Risk.  Borrowing may exaggerate changes in the NAV of Fund shares and in the return on a Fund’s portfolio. Borrowing will cause a Fund to incur interest expense and other fees. The costs of borrowing may reduce a Fund’s return. Borrowing may cause a Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.
Call Risk.  During periods of falling interest rates, an issuer of a callable bond held by certain Funds may “call” or repay the security before its stated maturity, and a Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund's income, or in securities with greater risks or with other less favorable features.
Custody Risk.  Custody risk refers to the risks inherent in the process of clearing and settling trades and to the holding of securities, cash and other assets by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets, and thus may be subject to limited or no government oversight. Communications between the U.S. and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. In general, the less developed a country’s securities market is, the greater the likelihood of custody problems. Practices in relation to the settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because of the use of brokers and counterparties that are often less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence or undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being lost. In addition, the laws of certain countries may put limits on a Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or an agent of any of the foregoing goes bankrupt. A Fund would absorb any loss resulting from such custody problems and may have no successful claim for compensation.
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Extension Risk.  During periods of rising interest rates, certain debt obligations may be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline in a Fund’s income and potentially in the value of a Fund’s investments.
Illiquid Investments Risk.  Each Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. The liquidity of an investment will be determined based on relevant market, trading and investment specific considerations as set out in the Liquidity Program as required by the Liquidity Rule. Illiquid investments may trade at a discount to comparable, more liquid investments and a Fund may not be able to dispose of illiquid investments in a timely fashion or at their expected prices. If illiquid investments exceed 15% of a Fund’s net assets, the Liquidity Rule and the Liquidity Program will require that certain remedial actions be taken.
Infectious Illness Risk.  A widespread outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely affect the economies of many nations and the global economy and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in travel restrictions, closed international borders, disruption of healthcare services, prolonged quarantines, cancellations, supply chain disruptions, temporary and permanent business closures, lower consumer demand, layoffs, ratings downgrades, credit defaults and other significant economic, social and political impacts, as well as general concern and uncertainty. An outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. These impacts, which could adversely affect a Fund and its investments, could be present for an extended period of time.
In addition, markets may experience temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. Such events may adversely affect a Fund and its investments and may impact a Fund’s ability to purchase or sell securities or other assets. Market or economic disruptions could cause elevated tracking error and increased premiums or discounts to a Fund's NAV. Additionally, a Fund could be adversely impacted if an outbreak impairs the operations of its service providers, including BFA. Governmental and quasi-governmental may respond to an outbreak and any resulting disruptions with a variety of fiscal and monetary policy changes, such as changes in interest rates. A reversal of these policies, or the ineffectiveness of such policies, is likely to increase market volatility, which could adversely affect a Fund’s investments.
Issuer Insolvency Risk.  Each Fund's potential exposure to financially or operationally troubled issuers involves a high degree of credit and market risk, which may be heightened during an economic downturn or recession. Should an issuer of securities held by a Fund become involved in a bankruptcy proceeding, reorganization or financial restructuring, a wide variety of considerations make an evaluation of the outcome of a Fund’s exposure to the issuer uncertain.
During the period of a bankruptcy proceeding, reorganization or financial restructuring, it is unlikely that each Fund will receive any interest payments on the securities of the issuer. Each Fund will be subject to significant uncertainty as to whether the reorganization or restructuring will be completed, and each Fund may bear certain extraordinary expenses to protect and recover its investment. Each Fund will also be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the securities of the issuer held by a Fund will eventually be satisfied. Even if a plan of reorganization or restructuring is adopted with respect to the securities of the issuer held by each Fund, there can be no assurance that the securities or other assets received by a Fund in connection with such plan of reorganization or restructuring will not have a lower value or income potential than may have been anticipated or no value. A Fund may be unable to enforce its claims or rights in any collateral or may have its claims or security interest in any collateral challenged, disallowed or subordinated to the claims or security interests of other creditors. In addition, amendments to the U.S. Bankruptcy Code or other relevant laws could alter the expected outcome or introduce greater uncertainty regarding the outcome of each Fund's securities holdings in the issuer. In a bankruptcy proceeding, a reorganization or restructuring, the securities of the issuer held by a Fund could be re-characterized, or each Fund may receive different securities or other assets, including equity securities. These types of equity securities include, but are not limited to: common stock; preferred stock (including convertible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts; and depositary receipts. Equity securities are subject to changes in value, and their value may be more volatile than those of other asset classes. Holders of equity securities are subject to more risk than holders of debt securities because the status of equity holders is subordinate to debtholders in an issuer's capital structure. The value of equity securities received by each Fund could decline if the financial condition of the issuer deteriorates or if overall market and economic conditions, or conditions within the issuer’s region or industry, deteriorate.
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Equity securities received by a Fund through a bankruptcy proceeding, reorganization or restructuring of an issuer would not be component securities of a Fund’s Underlying Index, which could subject a Fund to additional tracking error risk.
To the extent that a Fund receives other assets in connection with a bankruptcy proceeding, reorganization or financial restructuring, a Fund may also be subject to additional risks associated with the assets received. One example of assets that a Fund could receive is an interest in one or more loans made to the issuer as part of a workout agreed to by a consortium of lienholders and creditors of the issuer. A Fund may receive such interests in loans to the extent permitted by the 1940 Act.
Securities or other assets received in a reorganization or restructuring typically entail a higher degree of risk than investments in securities of issuers that have not undergone a reorganization or restructuring and may be subject to heavy selling or downward pricing pressure after completion of the reorganization or restructuring. The post-reorganization/restructuring assets and securities may also be illiquid and difficult to sell or value. If a Fund participates in negotiations with respect to a plan of reorganization or restructuring with respect to securities of the issuer held by a Fund, each Fund also may be restricted from disposing such securities for a period of time. If a Fund becomes involved in such proceedings, each Fund may have more active participation in the affairs of the issuer than that assumed generally by an investor.
Money Market Instruments Risk.  A Fund may hold money market instruments. The value of money market instruments may be affected by changes in interest rates or in the credit ratings of the investments, among other things. If a significant amount of a Fund's assets is invested in money market instruments, it may be more difficult for the Fund to achieve its investment objective. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money by investing in a money market fund. Money market funds other than U.S. government money market funds and retail money market funds “float” their NAV instead of using a stable $1.00 per share price.
Municipal Market Disruption Risk.  The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the U.S. federal income tax exemption for interest on municipal securities are introduced before the U.S. Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a municipal fund’s distributions. If such proposals were enacted, the availability of municipal securities and the value of a Municipal Bond Fund’s holdings would be affected, and the Trustees would reevaluate the Fund’s investment objective and policies. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a Municipal Bond Fund.
Operational Risk.  BFA and a Fund's other service providers may experience disruptions or operating errors such as processing errors or human errors, inadequate or failed internal or external processes, or systems or technology failures, that could negatively impact the Funds. While service providers are required to have appropriate operational risk management policies and procedures, their methods of operational risk management may differ from a Fund’s in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. BFA, through its monitoring and oversight of service providers, seeks to ensure that service providers take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors. However, it is not possible for BFA or the other Fund service providers to identify all of the operational risks that may affect a Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.
Prepayment Risk.  During periods of falling interest rates, issuers of certain debt obligations may repay principal prior to the security’s maturity, which may cause a Fund to have to reinvest in securities with lower yields or higher risk of default, resulting in a decline in the Fund’s income or return potential. Also, if a security subject to prepayment had been purchased at a premium, the value of the premium would be lost in the event of prepayment.
Reference Rate Replacement Risk.  A Fund may be exposed to financial instruments that recently transitioned from, or continue to be tied to, the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value. The United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, has ceased publishing all LIBOR settings. In April 2023, however, the FCA announced that some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. The Secured
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Overnight Financing Rate (“SOFR”), which is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement market, has been used increasingly on a voluntary basis in new instruments and transactions. Under U.S. regulations that implement a statutory fallback mechanism to replace LIBOR, benchmark rates based on SOFR have replaced LIBOR in different categories of financial contracts.
Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Parties to contracts, securities, or other instruments using LIBOR may disagree on transition rates or the application of transition regulation, potentially resulting in uncertainty of performance and the possibility of litigation. A Fund may have instruments linked to other interbank offered rates that may also cease to be published in the future.
Repurchase Agreement Risk.  A repurchase agreement is an instrument under which the purchaser (i.e., a Fund) acquires a security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by a Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price. If the seller defaults on its obligation under the agreement, a Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value of the security declines, a Fund may lose money.
Risk of Derivatives.  A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset, such as a security, a commodity (such as gold or silver), a currency or an index (a measure of value or rates, such as the S&P 500 or the prime lending rate). Each Fund may invest in variable rate demand notes and obligations, and tender option bonds, which may be considered derivatives. Compared to securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund's losses may be greater if it invests in derivatives than if it invests only in conventional securities. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. Derivatives generally involve the incurrence of leverage.
When a derivative is used as a hedge against a position that a Fund holds or is committed to purchase, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains, and in some cases, hedging can cause losses that are not offset by gains, and the Fund will recognize losses on both the investment and the hedge. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that a Fund’s hedging transactions, which entail additional transaction costs, will be effective.
Risk of Futures and Options on Futures Transactions.  There are several risks accompanying the utilization of futures contracts and options on futures contracts. A position in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). While each Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the bond index future and the movement in the relevant Underlying Index. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to deliver the instruments underlying the futures contracts it has sold.
The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered bond index futures contracts) is potentially unlimited. Each Fund does not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor
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relative to the size of a required margin deposit. Each Fund, however, intends to utilize futures and options contracts in a manner designed to limit its risk exposure to levels comparable to a direct investment in the types of bonds in which it invests.
Utilization of futures and options on futures by a Fund involves the risk of imperfect or even negative correlation to its Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by BFA as to anticipated trends, which predictions could prove to be incorrect.
Because the futures market generally imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting each Fund to substantial losses. In the event of adverse price movements, each Fund would be required to make daily cash payments of variation margin.
Risk of Investing in Non-U.S. Agency Debt Securities.  Uncollateralized bonds issued by agencies, subdivisions or instrumentalities of foreign governments are generally backed only by the creditworthiness and reputation of the entities issuing the bonds and may not be backed by the full faith and credit of the foreign government. Moreover, a foreign government that explicitly provides its full faith and credit to a particular entity may be, due to changed circumstances, unable or unwilling to actually provide that support. If a non-U.S. agency is unable to meet its obligations, the performance of a Fund will be adversely impacted. A non-U.S. agency’s operations and financial condition are influenced by the foreign government’s economic and other policies. Changes to the financial condition or credit rating of a foreign government may cause the value of debt issued by that particular foreign government’s agencies, subdivisions or instrumentalities to decline. During periods of economic uncertainty, the trading of non-U.S. agency bonds may be less liquid while market prices may be more volatile than prices of U.S. agency bonds. Additional risks associated with non-U.S. agency investing include differences in accounting, auditing and financial reporting standards, adverse changes in investment or exchange control regulations, political instability, which could affect U.S. investments in foreign countries and cause restrictions on the flow of international capital.
Risk of Investing in Non-U.S. Debt Securities.  Non-U.S. debt securities are traded on foreign exchanges and OTC in the respective countries covered by a Fund. The risks of investing in non-U.S. debt securities typically include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in bond prices. Investing in a fund whose portfolio contains securities of non-U.S. issuers involves certain risks and considerations not typically associated with investing in the securities of U.S. issuers. These risks include securities markets that may lack sufficient liquidity or may be less efficient; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of a Fund; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lower liquidity and significantly smaller market capitalization of most non-U.S. securities markets; different accounting and disclosure standards; lower levels of regulation of the securities markets; more substantial government interference with the economy; higher rates of inflation; greater social, economic, and political uncertainty; the risk of nationalization or expropriation of assets; and different bankruptcy and insolvency regimes which may stay or prevent recovery in the event of an issuer’s default.
Risk of Swap Agreements.  The risk of loss with respect to swaps is generally limited to the net amount of payments that a Fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws, which could affect such Fund’s rights as a creditor (e.g., a Fund may not receive the net amount of payments that it is contractually entitled to receive).
A Fund is required to post and collect variation margin and initial margin (comprised of specified liquid securities subject to haircuts) in connection with trading of OTC swaps. These requirements may raise the costs for a Fund’s investment in swaps.
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Securities Lending Risk.  A Fund may engage in securities lending. Securities lending involves the risk that a Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for a Fund.
Special Considerations Regarding Investments in California Municipal Securities
Following is a brief summary of some of the factors that may affect the financial condition of the State of California (referred to herein as the “State” or “California”) and its political subdivisions. The summary is neither a complete nor a comprehensive description of these factors nor an analysis of financial conditions and may not be indicative of the financial condition of issuers of obligations or any particular projects financed with the proceeds of such obligations. Many factors not included in the summary, such as any continuing economic and health-related impacts of the COVID-19 pandemic on the State, local and national economies and impacts on public agency funding needs, changes in federal policies related to trade, health care and immigration, social and environmental policies and conditions, the national and international markets for products produced in California, developments in municipal bankruptcies and significant unfunded pension and other post-employment benefit liabilities, could have an adverse impact on the financial condition of the State and its political subdivisions. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of the municipal securities, the market value or marketability of the municipal securities or the ability of the respective issuers of the municipal securities acquired by the Fund to pay interest on or principal of the municipal securities.
The Fund invests a high proportion of its assets in California municipal securities. The payment of interest on and preservation of principal in these securities are dependent upon the continuing ability of California issuers and/or obligors of State, municipal and public authority debt obligations to meet their obligations thereunder. In addition to general economic pressures, certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could adversely affect a California issuer’s ability to raise revenues to meet its financial obligations.
The following summary is based upon the most recent publicly available State budget documents, specifically, the 2024-25 Governor’s Budget (the “2024-25 Governor’s Budget”), which was released by the Governor of the State (the “Governor”) on January 10, 2024; the State Legislative Analyst’s Office (“LAO”) reports; as well as offering statements relating to public debt offerings of the State. This summary has not been updated nor will it be updated during the year. Neither the Fund nor its legal counsel has independently verified this information. The information provided below is intended only as a general summary and is subject to change rapidly, substantially, and without notice, and the inclusion of such information herein shall not create any implication that there has been no change in the affairs of the State or issuers therein since the date of its preparation.
Certain statements included in this summary constitute “forward-looking statements.” Such statements are generally identifiable by the terminology used such as “plan,” “estimate,” “expect,” “budget” or similar words. The achievement of certain results or other expectations contained in such forward-looking statements involve known or unknown risks, uncertainties and other factors that may cause actual results, performance or achievements attained to be materially different from any future results, performances or achievements expressed or implied by such forward-looking statements.
Overview of Economic and Demographic Factors
California is the most populous state in the nation; indeed, California is about 28% larger than the second most-populous state. California’s population was an estimated 39.1 million as of July 2023, down 0.1% from the previous year. In long-term projections, California’s population growth has slowed and is projected to grow marginally from 39 million in 2022 to 39.5 million by 2060. With population aging, deaths are expected to increase more than births, lessening the State’s population growth over time, but projected gains from migration - in line with California’s historical patterns - bolster younger age groups in each projection year.
California’s economy, the largest among the 50 states, has major components in high technology, trade, entertainment, manufacturing, government, tourism, construction and services. The relative proportion of the various components of the California economy closely resembles the make-up of the national economy. California’s economy accounted for nearly 15% of the U.S. gross domestic product (“GDP”) in calendar year 2022. California remained the fifth largest economy in the world in 2022, with a GDP of $3.6 trillion in current dollars.
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California’s labor force has yet to recover to its pre-pandemic level as of September 2023 after growing by 1.4 percent in 2022, a rate not seen since the 2000s, and has since slowed to average growth of 0.8 percent year-over-year through September 2023. California’s unemployment rate averaged 4.2 percent in 2022. The State’s unemployment rate fell to its record low of 3.8 percent in July and August 2022 and had increased nearly 1 percentage point to 4.7 percent in September 2023. The State reported in April 2024 that the State’s unemployment rate is projected to increase through early 2025 as current tight financial conditions soften the labor market. The unemployment rate is projected to peak in early 2025 at 5.2 percent before moderating to 5 percent thereafter.
The State reported in April 2024 that California’s median price for existing single-family home sales reached a record high of $893,200 in May 2022. However, as interest rate hikes pushed up mortgage rates, the demand for housing in the second half of 2022 began to fall and the median sale price for housing also fell. The November 2023 median sale price of $822,200 was 7.9% below the May 2022 peak. According to preliminary figures, California residential housing units authorized by building permits was approximately 111,221 in 2023, a 7% decline compared to 2022. Multi-family units were down by 4.8% in 2023 relative to 2022, and single-family units were down by 9.0%. California’s high cost of living, primarily driven by high housing costs, remains an ongoing public policy challenge.
Overview of State Finances
State Budget Process. The State’s fiscal year begins on July 1 and ends on June 30 of the following year. The annual State budget is proposed by the Governor by January 10 of each year for the next fiscal year (the “Governor’s Budget”). The Governor released his initial budget proposal for fiscal year 2024-25 on January 10, 2024 (previously defined as the “2024-25 Governor’s Budget”). State law also requires the Governor to update the Governor’s Budget projections and budgetary proposals by May 14 of each year (the “May Revision”). The Governor is required to sign the budget by the start of the fiscal year on July 1. The Governor signed the fiscal year 2023-24 budget (the “2023-24 Budget”) on June 27, 2023. The LAO releases analysis of the Governor’s various budget proposals throughout the year.
2024-25 Governor’s Budget, Revenue Forecasts.
The 2024-25 Governor’s Budget, released on January 10, 2024, comes in a period marked by recent revenue shortfalls due largely to the volatility of the State’s tax base. Personal income, sales, and corporation taxes have historically constituted the largest share of State Treasury General Fund (the “General Fund”) revenues and transfers. The personal income tax is the State’s largest revenue source and is projected to comprise 53.5% of all General Fund revenues and transfers in fiscal year 2024-25. These three revenue sources combined were projected to constitute approximately 87.8% of General Fund revenues and transfers in fiscal year 2024-25. As described herein, the State has a very progressive income tax structure with the top one percent of taxpayers generally paying more than 40% of all personal income tax. This reliance on a progressive income tax structure has resulted in more volatility in the State’s revenue base.
The table below shows General Fund revenues and transfers for fiscal years 2020-21 through 2024-25 (including percentage of total State revenues and transfers).

Fiscal Year	Personal Income Tax		Sales & Use Tax		Corporate Income Tax		Other Revenues and Transfers		Total
2020-21	$128,856	66.2%	$29,073	14.9%	$22,591	11.6%	$14,055	7.2%	$194,575
2021-22	137,144	59.0	33,026	14.2	45,128	19.4	17,238	7.4	232,537
2022-23(1)	101,749	56.4	33,186	18.4	37,140	20.6	8,341	4.6	180,416
2023-24(1)	113,768	57.8	34,643	17.6	36,913	18.8	11,535	5.9	196,859
2024-25(1)	114,826	53.5	35,148	16.4	38,336	17.9	26,389	12.3	214,699

(1)
Projected.
The 25% decline in personal income tax revenue and 18% decline in corporate income tax revenue between fiscal year 2021-22 and fiscal year 2022-23 was not anticipated at the time of the development of the 2023-24 Budget. The State attributes its forecasting errors in part due to delayed tax filings following widespread winter storm disaster declarations. These delayed filings left the State without critical cash data typically used for forecasting until later in the fiscal year. Mid-year budgetary
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actions have not fully mitigated the shortfalls. As a result of the revenue shortfalls, the 2024-25 Governor’s Budget faces comparatively larger challenges.
The 2024-25 Governor’s Budget estimated a budget problem (when resources for the upcoming budget are insufficient to cover the costs of currently authorized services, also known as a deficit) of $38 billion and forecasts future-year deficits of $37 billion in 2025-26, $30 billion in 2026-27, and $28 billion in 2027-28. The LAO projected higher deficits when it initially reported on the 2024-25 Governor’s Budget in January 2024, with the LAO estimating a $58 billion deficit for fiscal year 2024-25, contrasted to the Governor’s estimate of $38 billion. In a more recent February 2024 report, the LAO projects even further weakness relative to those estimates. Specifically, the LAO’s revised revenue forecast is about $24 billion below the 2024-25 Governor’s Budget. Roughly, a $24 billion erosion in revenues corresponds to a $15 billion increase in the budget problem. This would expand the LAO’s $58 billion estimated deficit for fiscal year 2024-25 to $73 billion under its updated revenue forecast.
The urgency to address the deficit prompted Governor Newsom’s call for early action, urging legislative intervention ahead of the June 15 budget deadline.
Constitutional Limitations on Taxes, Other Charges, Appropriations and General Fund Revenues
Over the years, a number of constitutional amendments have been enacted, often through voter initiatives, that have increased the difficulty of raising State taxes or restricted the use of General Fund revenues. Some of the most significant of these approved constitutional amendments are described below. Because of the complex nature of these initiatives and the ambiguities and possible inconsistencies in their terms, it is not possible to predict with certainty the impact on California debt obligations or on the ability of the State or local governments to pay debt service on such California debt obligations. Further initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local governments to repay their obligations.
Limitation on Property Taxes. Certain California debt obligations may be obligations of local government issuers that rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments are limited by Article XIIIA of the California Constitution (“Article XIIIA”), enacted by the voters in 1978 and commonly known as “Proposition 13.” Briefly, Article XIIIA limits the rate of ad valorem property taxes to 1% of the full cash value of real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Local government taxing entities, however, may raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness. See “Obligations of Other Issuers” herein.
Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner’s date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits were filed challenging the acquisition-based assessment system of Proposition 13, but it was upheld by the U.S. Supreme Court in 1992.
For further discussion on Proposition 13, see “Local Governments — Constitutional and Statutory Limitations on Local Government” below. For further discussion on voter approval requirements under Article XIIIA, see “— Voter Requirements for Taxes and Fees” below.
Limitations on Other Taxes, Fees and Charges. In 1996, the voters of the State approved Proposition 218, called the “Right to Vote on Taxes Act.” Proposition 218 added Article XIIIC (“Article XIIIC”) and Article XIIID (“Article XIIID”) to the State Constitution, each of which contains a number of provisions affecting the ability of local governments to levy and collect both existing and future taxes, assessments, fees and charges.
Article XIIIC requires that all new or increased local taxes be submitted to the voters before they become effective. Proposition 26, discussed below under the caption entitled “— Voter Requirements for Taxes and Fees,” amended Article XIIIC by adding an expansive definition of “taxes” to include many regulatory fees currently imposed by the State and its municipalities. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote.
Article XIIID contains several provisions making it generally more difficult for local governments to levy and maintain “assessments” for municipal services and programs. Article XIIID also contains several provisions affecting “fees” and
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“charges,” defined for purposes of Article XIIID to mean “any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a local government upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service.” All new and existing property-related fees and charges must conform to requirements prohibiting, among other things, fees and charges that generate revenues exceeding the funds that are required to provide the property-related service or are used for unrelated purposes. Article XIIID imposes notice, hearing and protest procedures for levying or increasing property-related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as “property related” for purposes of Article XIIID), no property-related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local government, two-thirds voter approval by the electorate residing in the affected area.
In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters, by future initiative, could repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.
Limitations on the State’s Ability to Transfer Funds from Local Governments. In 2010, voters in the State approved Proposition 22, a constitutional initiative. Proposition 22, known as the “Local Taxpayer, Public Safety, and Transportation Protection Act of 2010,” eliminated or reduced the State’s authority to (i) temporarily shift property taxes from cities, counties and special districts to schools, (ii) use vehicle license fee revenues to reimburse local governments for State-mandated costs (i.e., the State will have to use other revenues to reimburse local governments), (iii) redirect property tax increment from redevelopment agencies (which have since been dissolved, see “Obligations of Other Issuers — Tax Increment and the Dissolution of Redevelopment Agencies” below) to any other local government, (iv) use State fuel tax revenues to pay debt service on State transportation bonds, or (v) borrow or change the distribution of State fuel tax revenues.
Voter Requirements for Taxes and Fees. Proposition 26, known as the “Supermajority Vote to Pass New Taxes and Fees Act” was approved by State voters in 2010. Proposition 26 amended provisions of Article XIIIA and Article XIIIC governing the imposition of taxes. Proposition 26 requires a two-thirds supermajority vote in the California State Legislature (the “State Legislature”) prior to the imposition of any change in State statute that results in any taxpayer paying a higher tax. This requirement eliminated the prior practice that allowed, via majority vote, one tax to be increased if another tax is lowered by an equivalent amount. Furthermore, any increase in a fee beyond the amount needed to provide the specific service or benefit is deemed a “tax” and thus would require two-thirds vote of any governmental units for passage. As noted, Proposition 26 requires taxes for general governmental purposes to be approved by a majority vote and taxes for specific purposes to be approved by a two-thirds vote. Proposition 26 applied retroactively to any measures passed on or after January 1, 2010.
Appropriations Limits. The State and its local governments are subject to an annual “appropriations limit” imposed by Article XIIIB of the California Constitution (“Article XIIIB”), enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending “appropriations subject to limitation” in excess of the appropriations limit imposed. “Appropriations subject to limitation” are authorizations to spend “proceeds of taxes,” which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but “proceeds of taxes” exclude most State subventions to local governments. No limit is imposed on appropriations of funds that are not “proceeds of taxes,” such as reasonable user charges or fees and certain other non-tax funds, including bond proceeds.
Among the expenditures not included in the Article XIIIB appropriations limit are (i) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (ii) appropriations to comply with mandates of courts or the federal government, (iii) appropriations for certain capital outlay projects, (iv) appropriations for tax refunds, (v) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, (vi) appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes) and (vii) appropriations made in certain cases of emergency.
The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population and any transfers of service responsibilities between government units. “Excess” revenues are measured over a two-year cycle. Local
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governments must return any excess to taxpayers by rate reductions. The State must refund 50% of any excess to taxpayers, with the other 50% paid to schools and community colleges. With more liberal annual adjustment factors since 1988, few local governments have been operating near their spending limits, but this condition may change over time. Local governments may by majority voter approval exceed their spending limits for up to four years.
The State has rarely exceeded its appropriations limit. In recent years, however, State appropriations have trended closer to the limit. Strong revenue growth, coupled with more moderate growth in the appropriations limit, served to reduce the room under the limit. Two of the three growth factors, the change in civilian population and the change in K-14 average daily attendance, have dropped to less than 1% and have been negative, respectively, in a number of recent years. The 2024-25 Governor’s Budget estimates that the State will remain under the limit through fiscal year 2024-25.
Dedication of General Fund Revenues to Schools. The single largest portion of the State budget is support for K-14 schools. In 1988, the voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute, which (subject to suspension by a two-thirds vote of the State Legislature and the Governor) guarantees local school districts and community college districts a minimum share of General Fund revenues (the “Proposition 98 Guarantee”) with the balance of school funding provided by a share of local property taxes. Proposition 98 is extremely complex and results in significant fiscal problems when General Fund revenues fall short of the projections on which the original appropriations to schools were made. For further discussion regarding Proposition 98, see “Proposition 98 and K-14 Funding” below.
Future initiatives. Voters, by future initiatives, could make it more difficult for the State or local governments to raise taxes, restrict the use of general funds or special fund revenues, or limit legislative discretion in enacting budget. For example, the Taxpayers Protection and Government Accountability Act, a constitutional amendment proposed by voter initiative, has qualified for the November 2024 statewide ballot and, if approved by voters, would further limit the ability of voters and state and local governments to raise revenues by imposing additional voter approval requirements.
Obligations of the State
The State has always paid when due the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease revenue obligations and short-term obligations, including revenue anticipation notes and revenue anticipation warrants. The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond measure is approved by a majority of the electorate voting at a general election or a direct primary.
Capital Facilities Financing. The State builds and acquires capital facilities primarily through the use of general obligation bonds and lease-purchase borrowing. Under the State Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. New general obligation bonds, lease revenue bonds and other General Fund-supported debt are authorized by the voters and/or the State Legislature with lease revenue bonds generally authorized by the State Legislature. As of March 1, 2024, the State had approximately $71.1 billion of outstanding general obligation bonds and commercial paper payable principally from the State’s General Fund and approximately $22.4 billion of authorized and unissued General Fund-supported general obligation bonds. As of March 1, 2024, the State had approximately $7.7 billion in outstanding lease revenue bonds payable from lease payments paid from the operating budget of the respective lessees, the operating budgets of which are primarily, but not exclusively, derived from the General Fund. As of July 1, 2024, the State had $6.5 billion of authorized but unissued lease revenue bonds.
As of April 2024, debt service on General Fund-supported general obligation bonds and lease revenue debt was projected to equal approximately 3.95% of General Fund revenues in fiscal year 2023-24 and 4.02% of General Fund revenues in fiscal year 2024-25. This debt service cost is calculated based on the amount of debt service to be paid without adjusting for reimbursement from various special funds and subsidy payments from the federal government for taxable “Build America Bonds.” Including those projected offsets would reduce debt service on General Fund-supported general obligation bonds and lease revenue debt to approximately 3.07% of General Fund revenues in fiscal year 2023-24 and 3.14% in fiscal year 2024-25. The actual General Fund debt ratio in future fiscal years will depend on a variety of factors, including actual debt issuance (which may include additional issuance approved in the future by the State Legislature and, for general obligation bonds, the voters), actual interest rates, debt service structure, and actual General Fund revenues and transfers.
Future Bond Issuance Plans. The amount of outstanding General Fund-supported debt, primarily general obligation bonds, may increase in coming years given the amount of authorized and unissued General Fund-supported bonds the State can issue. See “— Capital Facilities Financing” above. Based on estimates from the Department of Finance in April 2024,
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approximately $5.1 billion and $3.5 billion of new money general obligation bonds (some of which may initially be in the form of commercial paper notes) and approximately $1.4 billion and $2.2 billion in lease revenue bonds are expected to be issued in fiscal year 2023-24 and fiscal year 2024-25, respectively. However, the exact amount that may be issued will depend on overall budget constraints, market conditions and other factors including updated information provided to the Department of Finance by other departments in the State regarding funding needs and actual spending. The State also issues refunding bonds as market conditions warrant.
Cash Management. As part of its cash management program, prior to fiscal year 2015-16, the State has regularly issued short-term obligations to meet cash flow needs. External borrowings were typically done with revenue anticipation notes that are payable later in the fiscal year in which they are issued. In April 2024, the State observed that, based on then current cash projections, the State is not expected to issue revenue anticipation notes through fiscal year 2024-25. In April 2024, the State projected a daily cash cushion of unused internal borrowable resources of at least $26 billion through the end of fiscal year 2024-25.
The State is also authorized under certain circumstances to issue revenue anticipation warrants that are payable in the succeeding fiscal year, as well as registered refunding warrants issued to refund revenue anticipation warrants. The State has issued revenue anticipation warrants to bridge short-term cash flow shortages in five years since 1992. From time to time, the State Legislature has deferred various payments due under State statute in order to more closely align the State’s revenues with its expenditures. This technique has been used in past budgets in order to reduce the State’s need for external borrowing to bridge any cash flow deficit. Further, State law gives the State Controller some flexibility to delay payments to various payees, including State vendors, when the State Controller foresees a relatively short-term cash flow shortage. In addition, the State issued IOUs in lieu of cash payments in July and August 2009, the second such issuance since the 1930s.
Obligations of State Agencies
A number of State agencies and authorities issue obligations secured or payable from specified revenue streams. These obligations are not payable from the General Fund and carry different ratings than the State’s general obligation bonds. None of these revenue bonds are backed by the State’s faith and credit or taxing power. The Regents of the University of California has been one of the largest issuers of revenue bonds in recent years. Other State agencies and authorities with significant bond programs include the California State University system, with revenue bonds secured by certain revenues of the California State University; the State Department of Water Resources, with revenue bonds secured by power and water users; the California Health Facilities Financing Authority, revenue bonds secured primarily by revenues of various health facilities; and the California Education Facilities Authority, with revenue bonds secured primarily by revenues of various educational facilities.
Recent Financial Results
Historically, the principal sources of General Fund revenues are personal income tax, sales and use tax and corporation tax. The State’s personal income tax structure is highly progressive, with rates ranging from 1% to 12.3%. For example, for the 2020 tax year, the State reported that the top one percent of income earners paid over 49% of personal income taxes. This percentage has been greater than 40% in every year since 2004, except for 2009. The personal income tax was made even more progressive with the passage of Proposition 30 (defined below), which imposed additional taxes on earnings over $250,000, resulting in an income tax rate of 12.3% on earnings over $1 million. In November 2016, the voters in the State approved an extension of this portion of Proposition 30 through the end of calendar year 2030.
A large portion of personal income tax receipts is derived from capital gains realizations and stock option income. These revenue sources can be particularly volatile. For example, during the Great Recession (lasting from late-2007 to mid-2009), capital gains tax receipts dropped from nearly $9 billion in fiscal year 2007-08 to just under $3 billion in fiscal year 2009-10, a 67% decline. California does not have a lower rate for capital gains. All capital gains are taxed as ordinary income. As of April 2024, the State projected that capital gains would account for 8.2% of General Fund tax revenues and transfers in fiscal year 2023-24 and 8.2% in fiscal year 2024-2025. The treatment of capital gains, as well as the progressive nature of the personal income tax provides an incentive for some wealthy individuals to relocate from the State.
The State is required to maintain the Special Fund for Economic Uncertainties (“SFEU”), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but the SFEU is required to be replenished as soon as sufficient revenues are available. Year-end balances in the SFEU are included for financial reporting purposes in the General Fund balance. The 2024-25 Governor’s Budget projected a balance in the SFEU of $3.4 billion at the end of fiscal year 2024-25.
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However, the amount in the SFEU at the end of any particular fiscal year may differ materially from the amount projected at the time the related Budget for that fiscal year was adopted.
Proposition 98 and K-14 Funding
Throughout the 1980s, State spending increased rapidly as the State population and economy also grew rapidly. Such spending included increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State assistance program is to local public school districts. In 1988, the voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute, which provides for the Proposition 98 Guarantee. The Proposition 98 Guarantee is calculated each fiscal year using one of three tests that apply under varying fiscal and economic conditions. Test 1 earmarks a minimum portion of State revenue for K-14 education, and Test 2 and Test 3 are based on prior-year Proposition 98 funding adjusted for key factors including changes in student enrollment, as measured by K-12 average daily attendance. Test 2 further adjusts for the change in inflation. The test that provides the highest level of funding applies. Test 2 and Test 3 are generally used in times of economic distress although the State also has the ability to suspend the Proposition 98 funding mechanism.
The 2024-25 Governor’s Budget reflects the Proposition 98 Guarantee of $109.1 billion for fiscal year 2024-25. These revised Proposition 98 Guarantee levels represent a decrease of approximately $11.3 billion over the three-year period 2022-23, 2023-24 and 2024-25 relative to the 2023-24 Budget. The 2024-25 Governor’s Budget proposes statutory changes to address roughly $8 billion of this decrease to avoid impacting existing local educational agency and community college district budgets. For further information on the limitations on General Fund revenues imposed by Proposition 98, see “Constitutional Limitations on Taxes, Other Charges, Appropriations and General Fund Revenues — Dedication of General Fund Revenues to Schools” above.
State and Local Pension and Post-Retirement Liabilities
State. The financial condition of the State and its localities is also subject to pension and other post-retirement benefit risks.
Pension. The pension funds managed by the State’s retirement systems, the California Public Employees’ Retirement System (“CalPERS”) and the California State Teachers’ Retirement System (“CalSTRS”), each have unfunded liabilities in the tens of billions of dollars. These unfunded liabilities will require increased contributions from the General Fund in future years. The 2024-25 Governor’s Budget included a $3.5 billion General Fund contribution for the statutorily required annual State contribution to CalPERS for State pension costs. This is $1.2 billion lower than the 2023-24 Budget General Fund contribution due to the application of prior Proposition 2 debt repayment funding paid to CalPERS. Included in these costs are $615.1 million General Fund for California State University retirement costs. Additionally, the 2024-25 Governor’s Budget includes $885 million one-time Proposition 2 debt repayment funding as a supplemental payment toward the state plans’ unfunded liabilities.
The 2024-25 Governor’s Budget includes a $4.2 billion General Fund contribution to CalSTRS. The roughly $302 million increase from the 2023-24 Budget is due to higher-than-anticipated growth in creditable compensation from 2021-22 to 2022-23. See also “The State Budget — Balanced Budget Amendment (Proposition 58 and Proposition 2)” below.
Since 2011, CalPERS and CalSTRS have incrementally reduced the assumed rate of return used to calculate their respective unfunded liabilities, from 7.75% (for both funds) to 6.8% for CalPERS and 7.0% for CalSTRS since November 2021. These assumption changes have resulted in significant increases in unfunded liability and have increased required state and other employer contributions to these pension programs.
CalPERS and CalSTRS generally report their investment returns for the prior fiscal year (ending June 30) in July of each year. The most recent reported investment results for both CalPERS and CalSTRS (based on market value) are set forth below.
CalPERS Return on Investments for Fiscal Years 2018 through 2022
Fiscal Year	Return on Investments
2017-18	8.6%
2018-19	6.7%
2019-20	4.7%
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CalPERS Return on Investments for Fiscal Years 2018 through 2022
Fiscal Year	Return on Investments
2020-21	21.3%
2021-22	-6.1%
2022-23	5.8%(1)

(1)
Preliminary; reported as of July 2023.
CalSTRS Return on Investments for Fiscal Years 2018 through 2022
Fiscal Year	Return on Investments
2017-18	9.0%
2018-19	6.8%
2019-20	3.9%
2020-21	27.2%
2021-22	-1.3%
2022-23	6.3%(1)

(1)
Preliminary; reported as of July 2023.
Actual investment returns lower than the actuarially assumed level will result in decreased funding status and increased actuarially required contribution. CalPERS estimated 5-year, 10-year and 20-year time weighted average returns of 6.1, 7.1 and 7.0%, respectively as of June 30, 2023. As of June 30, 2023, CalSTRS reported 5-year, 10-year and 20-year time weighted average returns of 8.2, 8.7 and 8.0%, respectively.
The CalPERS Board reported an unfunded accrued liability allocable to State employees (excluding judges and elected officials), as of June 30, 2022, of $70.8 billion on a market value of assets (“MVA”) basis. CalPERS no longer measures on an actuarial value of assets basis. As of June 30, 2022, this represented a funded ratio of 70.3%. The CalPERS Annual Comprehensive Financial Report as of June 30, 2022 estimates the funded ratio at 72%. Based on CalPERS July 19, 2023 announcement on its preliminary returns for fiscal year 2022-23, the funded ratio was estimated at 72% as of June 30, 2023.
OPEB. The State also provides other post-employment health care and dental benefits to its employees and certain of their spouses and dependents (hereinafter referred to as “OPEB”), which benefits utilize a “pay-as-you-go” funding policy. As of April 2024, General Fund contributions to OPEB were estimated to be approximately $3.2 billion (or 1.4% of total General Fund expenditures) for fiscal year 2023-24 and estimated at approximately $3.6 billion (or 1.7% of total General Fund expenditures) for fiscal year 2024-25.
Government Accounting Standards Board (“GASB”) Statements 74 and 75, each of which affects OPEB financial reporting, were issued in June 2015. As a result, there is an increased focus on OPEB liability as GASB Statement No. 74 became effective for fiscal years beginning after June 15, 2016, and GASB Statement No. 75 became effective for fiscal years beginning after June 15, 2017.
The State’s most recent OPEB actuarial accrued liability report estimated approximately $87.5 billion of total OPEB actuarial accrued liability as of June 30, 2022 (of which approximately $82.4 billion is unfunded). As reported in April 2024, the State has set aside funds in a prefunding trust fund to pay for future retiree health benefits, and, by the end of fiscal year 2023-24, the trust fund balance is projected to exceed $8.5 billion in assets.
Local. Many local governments in the State, many of which are current members of CalPERS, face similar and, in many cases, more severe issues relating to unfunded pension and OPEB liabilities. The credit ratings, and even the solvency, of these local governments may be at risk in the future if these liabilities are not appropriately addressed through wage concessions and restructuring of benefits. Cities are particularly at risk because one of their primary missions is safety, and safety personnel labor and retirement benefit costs are significantly greater than labor and retirement costs of general municipal employees. Three cities – Vallejo, Stockton and San Bernardino – entered bankruptcy under Chapter 9 of the Federal bankruptcy code, largely as a result of escalating labor costs and unfunded pension and other post-retirement liabilities. All three of these cities
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have agreements with CalPERS to administer their pension obligations, and their respective obligations to CalPERS were a significant reason for their insolvency. Other cities (including some that contract with CalPERS) and counties have expressed public concerns about their ability to meet their unfunded pension and other post-retirement liabilities, and a willingness to entertain bankruptcy as an option to resolve their fiscal problems. One federal bankruptcy judge stated that obligations to CalPERS could be adjusted in federal bankruptcy proceedings; however, the plan of adjustment in those proceedings was confirmed without reducing such obligations to CalPERS. Any definitive ruling that allowed obligations to CalPERS to be adjusted downward might encourage other financially stressed municipalities to explore a Chapter 9 bankruptcy. The fiscal stress and cash pressures facing the State’s localities prior to the COVID-19 pandemic may be exacerbated as a result of the pandemic for certain local governments depending on the makeup of their economy or revenue sources as well as the overall makeup of their outstanding debt. See “Obligations of Other Issuers.”
School districts in the State are required to make contributions to CalSTRS for their teachers and staff. Changes in State law in 2014 increased statutorily required contributions to CalSTRS from the State, school districts, and teachers in order to eliminate the current CalSTRS unfunded liability by 2045-46.
General. The State and its localities that participate in pension and other post-employment benefit programs could face increasing contribution rates if related pension or OPEB investment funds experience declining rates of return, plan assumptions change or actual experience departs from assumptions. Future increases in pension fund and post-retirement benefit contributions could reduce discretionary funds available for other governmental programs. In addition, the credit ratings of the State or locality may be adversely affected if the State or locality does not reduce or manage its unfunded liabilities. See “Bond Ratings” below.
State Law Regarding Pensions and Pension Reform. California courts have been largely supportive of the vested or earned pension rights of State and local employees. Thus, pension reform efforts have been focused largely on limitations on future benefits for new employees, bringing limited, if any, immediate financial relief. In September 2012, the Governor signed into law a comprehensive pension reform package affecting State and local governments known as the California Public Employees’ Pension Reform Act of 2013 (“PEPRA”), which became effective January 1, 2013. PEPRA implements lower defined-benefit formulas with higher retirement ages for new State employees hired on or after January 1, 2013, and includes provisions to increase employee contributions. Both constitutional initiatives and other State legislation have been circulated or proposed attempting to reform the State’s pension systems on a State and local basis.
The State Budget
Overview. The State’s fiscal year begins on July 1 and ends on June 30 of the following year. The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year. Under State law, the Governor’s Budget cannot provide for projected expenditures in excess of projected revenues for the ensuing fiscal year. State law also requires the Governor to update the Governor’s Budget projections and budgetary proposals in the May Revision by May 14 of each year. The May Revision is generally the basis for final negotiations between the Governor and the State Legislature to reach agreement on appropriations and other legislation to fund State government and thus finalize the State Budget for the upcoming fiscal year. The budget must be balanced, as required by Proposition 58 (discussed below). The budget must be approved by a majority of each house of the State Legislature. State law requires the Governor to sign the budget by the start of the fiscal year on July 1. See “Status of State General Fund; the 2024-25 Governor’s Budget” below.
Constraints on the Budget Process. Recent State constitutional amendments approved by State voters have affected the budget process. Several such amendments are described below.
Balanced Budget Amendment (Proposition 58 and Proposition 2).
Proposition 58. In 2004, voters approved Proposition 58, a constitutional amendment called the “Balanced Budget Amendment,” which requires the State to enact a balanced budget and establish a special reserve and restricts future borrowing to cover fiscal year-end deficits. As a result of the provisions requiring the enactment of a balanced budget and restricting borrowing, the State would in some cases have to take more immediate actions to correct budgetary shortfalls. Proposition 58 requires the State Legislature to pass a balanced budget and provides for mid-year adjustments in the event that the budget falls out of balance and the Governor calls a special legislative session to address the shortfall. The balanced budget determination is made by subtracting expenditures from all available resources, including prior-year balances.
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Under Proposition 58, if the Governor determines that the State is facing substantial revenue shortfalls or spending increases, the Governor is authorized to declare a fiscal emergency. The Governor would then be required to propose legislation to address the emergency and call the State Legislature into special session for that purpose. If the State Legislature fails to pass and send to the Governor legislation to address the fiscal emergency within 45 days, the State Legislature would be prohibited from acting on any other bills or adjourning in joint recess until such legislation is passed. No fiscal emergency has been declared as a result of the COVID-19 pandemic.
The BSA is a special reserve account funded by annual transfers of specified amounts from the General Fund, unless suspended or reduced by the Governor or until a specified maximum amount has been deposited. Until the 2014-15 Budget, the Governor had suspended the annual transfer of money from the General Fund to the BSA every year since 2007. Proposition 2 intended to strengthen the BSA by, among other things, basing deposits on when capital gains revenues rise above 8%, creating a Proposition 98 reserve and doubling the maximum size of the BSA from 5% to 10% of General Fund revenues. Funding for the BSA is estimated by the 2024-25 Governor’s Budget to be approximately $23.1 billion as of June 30, 2024 and approximately $11.1 billion as of June 30, 2025. Certain other provisions of Proposition 58 relating to the BSA were replaced by the provisions of Proposition 2. See “—Proposition 2” below.
Proposition 58 also prohibits certain future borrowing to cover fiscal year-end deficits. This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing. The restriction does not apply to certain other types of borrowing, such as short-term borrowing to cover cash shortfalls in the General Fund (including revenue anticipation notes or revenue anticipation warrants currently used by the State), or inter-fund borrowings. See “Cash Management” above.
Proposition 2. In addition to the provisions described above, other provisions of Proposition 58 relating to the BSA were replaced by the provisions of Proposition 2 (“Proposition 2”). Proposition 2 requires that 1.5% of annual General Fund revenues be deposited each year into the BSA until the BSA balance reaches an amount equal to 10% of General Fund revenues. Proposition 2 also requires that half of the revenues that otherwise would have been deposited into the BSA through fiscal year 2030-31 be used for supplemental payments to pay down long-term liabilities. After fiscal year 2030-31, the revenues that otherwise would have been deposited into the BSA may be used for either supplemental debt payments or savings. Proposition 2 further requires that withdrawal of funds from the BSA be only for a disaster or if spending remains at or below the highest level of spending from the prior three years. Proposition 2 limits the maximum amount that could be withdrawn in the first year of a recession to half of the BSA’s balance. It also requires the State to provide a multiyear budget forecast to help better manage the State’s longer-term finances and to create a Proposition 98 reserve, whereby spikes in funding are to be saved for future years to smooth school spending and minimize future cuts.
State-Local Fiscal Relations. The enactment of Proposition 1A in November 2004 (“Proposition 1A of 2004”) and Proposition 22, or the “Local Taxpayer, Public Safety, and Transportation Protection Act of 2010”, in November 2010 (“Proposition 22”), significantly changed the fiscal relationship between the State and local governments by severely limiting the State’s access to local funding sources.
Specifically, Proposition 1A of 2004 amended the State Constitution to, among other things, reduce the State’s access to property tax, sales tax and vehicle license fee revenues raised by local governments. Proposition 1A of 2004 also prohibits the State from mandating activities on cities, counties or special districts without providing funding to comply with the mandates. If the State does not provide funding for the mandated activity, the requirement to abide by the mandate is suspended.
In addition, Proposition 22 prohibits the State Legislature from, among other things, (i) taking or reallocating money raised by local governments for local purposes, (ii) making changes in the allocation of property taxes among local governments designed to aid State finances, (iii) using State fuel tax revenues to pay debt service on State transportation bonds, (iv) borrowing or changing the distribution of State fuel tax revenues, and (v) using vehicle licensing fee revenues to reimburse local governments for State-mandated costs. The inability of the State to borrow or redirect funds from these sources, as it did during the Great Recession in fiscal years 2008-09 and 2009-10, will reduce the State’s flexibility in reaching budget solutions in the future. On the other hand, both Proposition 1A of 2004 and Proposition 22 made the allocation of revenues to local jurisdictions more predictable.
Proposition 30 and Proposition 55. In 2012, voters approved “The Schools and Local Public Safety Protection Act of 2012” (“Proposition 30”), which provided temporary increases in personal income tax rates for high-income taxpayers and a temporary increase in the State’s sales tax rate. The sales tax portion of Proposition 30 expired on December 31, 2016. In
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November 2016, voters approved Proposition 55 (“Proposition 55”), which extended the personal income tax portion of Proposition 30 until December 31, 2030. The 2024-25 Governor’s Budget projected the revenue from these additional tax brackets to be $8.2 billion in fiscal year 2022-23, $8.3 billion in fiscal year 2023-24, and $8.8 billion in fiscal year 2024-25.
Health Care Services. Medi-Cal, California’s Medicaid program, is a health care entitlement program for qualified low-income individuals and families who receive public assistance or otherwise lack health care coverage and is one of the State’s largest expenditures. Medi-Cal is projected to have an average monthly caseload of approximately 14.8 million Californians in 2023-24 and 13.8 million in 2024-25, and Medi-Cal covers more than one-third of the state’s population.
The 2022-23 Budget expanded Medi-Cal coverage to income eligible adults aged 26 through 49, regardless of immigration status, beginning January 1, 2024. Medi-Cal currently covers undocumented persons under the age of 26.
In the 2024-25 Governor’s Budget, the Medi-Cal budget includes $157.5 billion ($37.3 billion General Fund) in 2023-24 and $156.6 billion ($35.9 billion General Fund) in 2024-25. The General Fund components represent, respectively, approximately 16.2% of estimated total 2023-24 General Fund expenditures and 17.2% of estimated total 2024-25 General Fund expenditures.
The overall Medi-Cal budget may significantly change over time, including within a single fiscal year, due to its size, financial complexity, federal requirements, and the fact that Medi-Cal operates on a cash, rather than an accrual, basis of accounting, which means that the timing of transactions can significantly disrupt fiscal year budgetary estimates. In addition, the federal administration and leaders in Congress continue to consider and propose numerous changes to health and human services programs. Many of the proposals could have far-reaching impacts on health care in California and significant impacts to Medicaid (Medi-Cal in California).
The net impact of health care costs on the General Fund continues to depend on a variety of factors, including federal legislation or interpretations of existing federal law or regulations, levels of individual and employer participation, changes in insurance premiums, and the approval or enactment of solutions by the State to address health care costs.
Status of State General Fund; the 2024-25 Governor’s Budget
The 2024-25 Governor’s Budget projected total general fund beginning balance, revenues and transfers of $222.7 billion for fiscal year 2024-25, authorized expenditures of $208.7 billion for fiscal year 2024-25, and projected that the State will end the 2024-25 fiscal year with total available general fund reserves of $18.4 billion, including $3.4 billion in the SFEU, $11.1 billion in the BSA and $3.9 billion in the Public School System Stabilization Account.
A summary of the condition of the State’s General Fund, as revised by the 2024-25 Governor’s Budget, is set forth below.
General Fund Condition
(Dollars in millions)(1)

	Revised 2023-24(2)	2024‑25 Budget	Percent Change
Prior-year General Fund balance	$42,078	$8,029	(52.8)%
Revenues and transfers	196,859	214,699	1.7%
Expenditures	(230,908)	(208,718)	(3.7)%
Ending General Fund Balance	$8,029	$14,010
Encumbrances	(10,569)	(10,569)
SFEU balance	$ (2,540)	$3,441
BSA balance	$23,132	$11,106
Safety Net Reserve	$900	$0
Public School System Stabilization Account	$5,730	$3,852

(1)
Totals may not add-up due to rounding.
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(2)
From the 2024-25 Governor’s Budget.
The 2024-25 Governor’s Budget projected total General Fund beginning balance, revenues and transfers of $222.7 billion for fiscal year 2024-25 (an approximately 6.8% decrease over estimated results for fiscal year 2023-24), authorized expenditures of $208.7 billion for fiscal year 2024-25 (an approximately 9.6% decrease from estimated results for fiscal year 2023-24), and projected that the State will end the 2024-25 fiscal year with total available general fund reserves of $18.4 billion (an approximately 32.4% decrease from estimated results for fiscal year 2023-24). See also, “Status of State General Fund; the 2024-25 Governor’s Budget” below.
The 2024-25 Governor’s Budget projects modest revenue growth to resume following fiscal year 2022-23, with revenues excluding transfers projected to be 8.2% in fiscal year 2023-24 and 2.8% in fiscal year 2024-25.
The 2024-25 Governor’s Budget forecast assumes continued but moderating economic growth along with a stock market that is not significantly different from its levels in mid-November 2023. Due to the State’s continued reliance on high-income taxpayers, who earn a significant proportion of their income from stock-based compensation, the State’s financial condition continues to be subject to volatility. If financial markets perform significantly worse or better than assumed, the revenue picture will likely change accordingly. Several risks remain, including stock market volatility, an economic recession, or any shocks that would disproportionately impact high-income earners.
The 2024-25 Governor’s Budget indicates that the May Revision for fiscal year 2024-25 could include additional corrective budgetary actions. Recent news reports indicate preliminary agreement among the Governor and leaders of his party in the Legislature to seek certain expenditure cuts to address a portion of the deficit. The May Revision of the 2024-25 budget proposal may detail those cuts and other budget measures when released.
Pending Litigation
There are currently numerous legal proceedings pending against the State that, if determined adversely against the State, could affect the State’s expenditures and, in some cases, its revenues and cash flow. Information regarding some of the more significant litigation pending against the State would ordinarily be included in various public documents issued by the State, such as the official statements prepared in connection with the issuance of general obligation bonds of California. See “Additional Information” below for information on how to obtain such official statements.
Bond Ratings
As of March 26, 2024, the following ratings for the State’s general obligation bonds have been received from Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings, a Standard & Poor’s Financial Services LLC business (“S&P”), and Fitch, Inc. (“Fitch”):
Moody’s	S&P	Fitch
Aa2	AA-	AA
These ratings apply only to the State’s general obligation bonds and are not indicative of the ratings assigned to bonds issued by local governments, such as counties, cities, school districts and other local governments of the State.
Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely if, in the judgment of the particular rating agency, circumstances so warrant.
Additional Information
Information regarding the State’s financial condition is included in various public documents issued by the State, such as the official statements prepared in connection with the issuance of general obligation bonds of California. Such official statements may be obtained by contacting the State Treasurer’s Office at (800) 900-3873 or at www.buycaliforniabonds.com.
Periodic reports on revenues and/or expenditures during the fiscal year are issued by the Administration, the State Controller’s Office and the LAO. The Department of Finance issues a monthly bulletin, which reports the most recent revenue receipts as reported by State departments, comparing those receipts to budget projections. The State Controller issues a
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monthly report on General Fund cash receipts and disbursements. These reports are normally released on the 10th day of every calendar month for the period ended on the last day of the prior month. The Administration also formally updates its budget projections three times during each fiscal year — in January, May and at the time of budget enactment. Currently, many of these bulletins and reports are available on the State’s investor relations website (www.buycaliforniabonds.com) or on websites maintained by the applicable agencies and by contacting the agencies at their offices in Sacramento, California. Investors are cautioned that interim financial information is not necessarily indicative of results for a fiscal year.
Publications from the LAO can be read in full by accessing the LAO’s website (www.lao.ca.gov) or by contacting the LAO at (916) 445-4656.
Complete text of the State Budget for each fiscal year beginning 2007-08 through the current fiscal year may be found at the electronic budget website of the Department of Finance (www.ebudget.ca.gov).
Complete text of the State Controller’s monthly Summary Analysis may be accessed at the State Controller’s website (www.sco.ca.gov).
None of the information on the above websites is incorporated herein by reference.
Local Governments
General. The primary units of local government in California are the 58 counties, which range in population from less than 1,200 in Alpine County to over 10 million in Los Angeles County.
Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails, and public safety in unincorporated areas. As of April 2024, there were 482 incorporated cities in California and thousands of special districts formed to provide various services. Commencing with the 2011-12 Budget, the State implemented a realignment plan to shift certain State program costs to counties and provided a comparable amount of funds to support these new county commitments. Under the realignment plan, ongoing funds for such programs are required to be provided to counties for court security, corrections and public safety, mental health services, substance abuse treatment, child welfare programs, adult protective services, and CalWORKs. However, State transfers (projected to approximately $10.5 billion in fiscal year 2024-25 under the 2024-25 Governor’s Budget) do not cover all the costs of such programs. Consequently, local governments, particularly counties, have borne an increased part of the financial burden of providing program services, including the risks of cost overruns, revenue declines and insufficient revenue growth.
To the extent the State is constrained by its obligation to schools under Proposition 98 or other fiscal considerations, the absolute level (or the rate of growth) of State assistance to local governments may be affected. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties and schools. See “Proposition 98 and K-14 Funding.” School districts generally maintain some level of operating reserves; however, for certain school districts this may not be sufficient to address any drop in revenue available to schools due to reductions in the Proposition 98 Guarantee, other revenue losses and increased costs. See “Proposition 98 and K-14 Funding” above.
While it is impossible to describe in detail the impact on specific local bond issuances, the economic effects and societal impacts of the COVID-19 pandemic will continue to affect or impair the credit quality of a variety of local California issuances. Many of the largest cities in the State, including notably San Francisco, Los Angeles and Oakland, have experienced some of the highest office vacancy rates in the Country. While the long-term consequences of the pandemic are yet to be known, and will vary among jurisdictions, cities have cautioned that they could experience reduced local government property and other business-related tax revenue due to the reduced value of office properties.
However, local governments that are experiencing declining revenues and increased expenses due to the COVID-19 pandemic or other local factors are limited in their ability to levy and raise property taxes and other forms of taxes, fees or assessments, due to State constitutional as well as (in some cases) local initiatives. Local governments are also constrained by balanced budget requirements and prohibitions on long-term borrowing for operating costs. As a consequence of these factors, local governments may increasingly be forced to cut local services to address budget shortfalls or to take even more drastic actions, such as a bankruptcy filing.
Many local governments are also facing substantial increases in pension liabilities and health care costs for retirees. Any declines in the U.S. and global stock markets could have a material impact on the investments in the State pension trusts,
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which could materially increase the unfunded actuarial accrued liability for CalPERS and CalSTRS, which, in turn, could result in material changes to required contribution rates for local governments in future fiscal years. In the case of school districts, contributions to CalSTRS are determined by the State Legislature, and the State had previously enacted legislation to increase required contributions to pay rising pension costs. However, to the extent such required contributions exceed available funding, local government finances will continue to be adversely affected. For more information regarding pension liabilities, see “State and Local Pension and Post-Retirement Liabilities” above.
Constitutional and Statutory Limitations on Local Government. The fiscal condition of local governments was changed when Proposition 13, which added Article XIIIA to the State Constitution, was approved by California voters in 1978. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose “special taxes” (i.e., those devoted to a specific purpose) without two-thirds voter approval. Although Proposition 13 limited property tax growth rates, it also has had a smoothing effect on property tax revenues, ensuring greater stability in annual revenues than existed before Proposition 13 passed. For further information on Proposition 13, see “Constitutional Limitations on Taxes, Other Charges, Appropriations and General Fund Revenues — Limitation on Property Taxes” above.
Proposition 218, a constitutional amendment enacted by initiative in 1996, further limited the ability of local governments to raise taxes, fees, and other exactions. See “Constitutional Limitations on Taxes, Other Charges, Appropriations and General Fund Revenues — Limitations on Other Taxes, Fees and Charges” above. Proposition 62, a statutory initiative adopted by the voters in 1986, includes limitations on the ability of local governments to raise taxes that are similar to those included in the later constitutional amendments of Proposition 218.
In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including assuming principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the State Legislature reduced the post-Proposition 13 aid to local government entities other than K-12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the State Legislature also provided additional funding sources, such as sales taxes, and reduced certain mandates for local services funded by cities and counties.
Beginning in 2000, and in part caused by the “internet bubble,” the State was faced with increasing financial stress and began to divert local revenue resources, including sales tax, vehicle license fees and redevelopment moneys, to the State coffers. The 2004-05 Budget, related legislation and the enactment of Proposition 1A of 2004 and Proposition 22 dramatically changed the State-local fiscal relationship.
Proposition 1A of 2004 amended the State Constitution to, among other things, reduce the State Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales, and vehicle license fee revenues as of November 3, 2004. Proposition 22, which supersedes Proposition 1A of 2004, completely prohibits any future borrowing by the State from local government funds and generally prohibits the State Legislature from making changes in local government funding sources. For further discussion regarding Proposition 22 and Proposition 1A of 2004, see “The State Budget — Balanced Budget Amendment (Proposition 58 and Proposition 2) — State-Local Fiscal Relations” above.
Obligations of Other Issuers
Other Issuers of California Debt Obligations. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue municipal obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State. See “Local Governments — General” above. For example, assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity.
California Long-Term Lease Obligations. Based on a series of court decisions, certain long-term lease obligations, though typically payable from the General Fund or a municipality, are not considered “indebtedness” requiring voter approval. Such leases, however, are subject to “abatement” in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement
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occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Further, lease obligations may represent executory contracts that could be rejected in a bankruptcy proceeding under Chapter 9 of the United States Bankruptcy Code. In recent bankruptcy proceedings involving the City of Stockton, the confirmed plan of adjustment included the discharge of lease obligations at significant discounts from their face value.
Statutory Lien Securing General Obligation Bonds. Certain local governments, particularly school districts, issue general obligation bonds secured by ad valorem property taxes. Effective January 1, 2016, provisions were added to the California Education Code and the California Government Code to provide that general obligation bonds issued and sold by local governments in California are secured by a statutory lien on the ad valorem property taxes levied and collected to pay the principal and interest on such general obligation bonds. A statutory lien provides bondholders with a security interest in ad valorem property taxes intended to survive a bankruptcy of the local government. It is unclear whether these provisions apply to bonds issued prior to the effective date.
Other Factors
Inflation, Interest Rates and Recession. Historically, California inflation rates have generally been somewhat higher than the nation’s inflation rates due to the state’s faster increases in housing and energy prices. California inflation peaked at 8.3% year-over-year in June 2022 but has slowed to 3.2% as of October 2023 (the latest available data). High inflation in 2021 and 2022 was largely driven by supply chain disruptions and demand shifts from services to goods, both of which were due to the COVID-19 pandemic. These issues have mostly been resolved, although inflation has not yet returned to pre-pandemic levels. Sustained high inflation can lead to price instability if businesses and consumers expect price increases to continue.
The Federal Reserve has responded to elevated inflation by increasing the target federal funds rate eleven times from March 2022 to July 2023 to a target range of 5.25% to 5.5% and has indicated that it expects to cut target rates at some point in 2024 but that it will maintain high rates until inflation nears its target level of around 2%. The uncertain extent of future monetary tightening contributes to economic risk. The recent tightening of U.S. monetary policy has the potential to limit household and business borrowing and induce a deeper economic slowdown than projected.
COVID-19 Pandemic and Social and Economic Impacts. The COVID-19 pandemic continues to affect global health and may continue to lead to governmental responses which negatively impact the economy. There can be no assurances that there will not be a resurgence of COVID-19 cases and deaths, that existing or new COVID-19 variants will not increase the public health crisis or that unavailability and/or lack of public acceptance of vaccines will not exacerbate or prolong the adverse impacts of the COVID-19 pandemic. There is also no assurance that any additional federal aid will be forthcoming for the State or its local governments.
The long-term consequences of the pandemic are yet to be known. For instance, if there are broad, long-standing changes to where people chose to live and work, the pandemic could, over time, change the key economic drivers of a community. As an example, some employers may continue to provide additional flexibility for their employee remote work policies instituted during the COVID 19 emergency. These unknowns create an unprecedented degree of uncertainty about the economic outlook of local governments. These changes also could affect the value of commercial property and over time lead to deceleration in local government property tax revenue growth. Many of the largest cities in the State, including notably San Francisco, Los Angeles and Oakland, have experienced some of the highest office vacancy rates in the Country.
Among other reasons, these vacancy rates reflect a reliance upon jobs in the technology industry (which are the most vulnerable to remote working), as well as the impact of homelessness and crime upon the attractiveness of certain commercial areas. Higher vacancy rates are resulting in dramatically lower commercial property values, which in turn are projected to result in lower property taxes and other business tax revenue. These tax reductions, as well as increased costs to address homelessness and crime could strain municipal budgets, potentially putting pressure on their credit quality.
Global Relations and Trade. Given globalization and the interconnectedness of physical and financial world markets, disruptions in large markets due to economic slowdowns in other countries or regions, geopolitical tensions and deteriorating international trade relations, may have significant negative impacts on the nation’s economy, including on the State. There is significant uncertainty around how the Russian invasion of Ukraine, the conflict in Israel and Gaza and increased tensions between China and Taiwan will evolve, as well as the potential economic impacts to the U.S. and to California from these conflicts. Current global instabilities including within the U.S.’s largest trading partner, China, may disrupt the global economy.
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Potential trade disruptions could create supply chain problems such as those caused by shutdowns of facilities during the COVID-19 pandemic. Global supply chain disruptions could negatively impact domestic markets and reduced trade volumes for the nation and the State. Recent information shows decreased exports. The State’s exports of goods totaled $178.7 billion in 2023, or 4.0% lower than the $186.2 billion total in 2022. Also, these effects could potentially reduce wages and employment in the short run and could trigger a change in the business model of companies that until now have based significant investment decisions on the assumption of generally free global trade.
Material changes in federal trade policy, including new or revised tariffs on the State’s trading partners, could directly and indirectly impact the State’s economy. The 2019 U.S. tariffs of up to 25% on $250 billion worth of Chinese products, equivalent to half of the nation’s imports from China, remain in place through at least the end of May 2024. These tariffs triggered Chinese retaliatory tariffs of 25% on over $50 billion worth of U.S. exports. Because the State is a transport hub, and China is the State’s largest trading partner by total trade value of goods (based on 2022 annual average data), an ongoing trade war could have negative effects on the State’s economy.
Health Care Costs. Medi-Cal is one of the State’s largest expenditures. The State also provides health benefits to its own employees and retirees. General Fund spending on health care costs is thus heavily dependent upon the rate of health care cost inflation. If this inflation rises faster than expected, annual General Fund spending could quickly rise by hundreds of millions of dollars. See “The State Budget – Health Care Services.”
Housing Constraints; Homelessness. The State continues to face a critical housing shortage despite authorizing 113,000 residential units in 2022 and 102,500 through November 2023, modest declines from the 2021 total of 119,660 units, which was the highest annual figure since 2006. As of April 2024, the State estimated that residential permits had declined in 2023 compared to 2022. Exceptionally strong housing demand driven by high-income earners in 2021 through early 2022 drove the California median sales price (not seasonally adjusted) for existing single-family homes to a record high of $893,200 in May 2022. However, as interest rate hikes pushed up mortgage rates, the demand for housing weakened, and by November 2023 the median sale price for housing was down to $822,200. Low-income and moderate-income Californians face increasing affordability issues which may affect their decisions about where to live and work. Given the State’s structural housing supply constraints and shortage, low-income populations will be especially vulnerable to housing cost increases both in the rental and ownership markets.
Furthermore, certain businesses may determine to leave California to the extent location decisions are significantly influenced by the ability of their employees and customers to live nearby. In addition, in certain urban areas in particular, the homeless population has grown in recent years, in some part due to a significant lack of affordable housing. In certain urban centers, like San Francisco, the impact of homelessness, together with the dramatic increase of drug-related use and property crime, has caused major retailers to close their facilities, resulting in a significant loss of tax revenues. Further, homeless services programs may become a larger draw on local government funds and may otherwise impact economic activity.
Climate Change. The State historically has been susceptible to wildfires and hydrologic variability. In April 2023, the State disclosed that as greenhouse gas emissions continue to accumulate, climate change will intensify and increase the frequency of extreme weather events, such as coastal storm surges, drought, wildfires, floods and heat waves, and raise sea levels along the coast of the State. Over the past several years, the State has already experienced the impacts of climate change through multiple drought periods, flooding and unprecedented wildfires. The State was subject to a five-year drought from 2012 to 2016, and the state recently suffered a multi-year drought that ended in early 2023, following winter storms. Dry weather increases wildfire risk, and future drought conditions may impact future economic forecasts. In 2020, over 4 million acres burned in California, more than twice the previous record of approximately 2 million acres in 2018. Destruction of housing increases the demand for construction resources from rebuilding and worsens the State’s housing imbalances for years following the incidents. During the 2022-23 winter, the state experienced significant storms leading to severe flooding in various locations throughout the state, and by April 2023 the flooding had caused the state to declare emergencies in 51 of the state’s 58 counties. The 2022-23 winter storms brought historic levels of snow and the associated snowmelt as temperatures increased through the spring resulted in significant flooding in various regions of the state. The increasing frequency of natural disasters within the State, particularly wildfires, has led to rising home insurance premiums, as well as resulted in some insurers either limiting or discontinuing issuance of policies, which could further weaken housing development in the State and exacerbate the ongoing housing shortage. Additional costs incurred by insurance companies could likely get passed down to existing or prospective policyholders in the form of higher premiums, which may amplify the State’s lack of housing affordability. The future fiscal impact of climate change on the State budget is difficult to predict, but it
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could be significant. The State is in the process of implementing various resilience measures to reduce the impacts of climate change, including significant investments in wildfire prevention and water infrastructure projects and workforce development. The ability of the State to take actions to mitigate any future fiscal impact of climate change on the State budget is limited and there can be no assurances that the current or any future resilience measures will be effective in materially mitigating the impact of climate change on the State.
Energy Risks. The State disclosed in April 2023 that another result of unprecedented climate-induced weather events, including drought, extreme heat events and wildfires, is stress on the State’s electrical system. The future fiscal impact of stresses to the energy grid caused by climate is difficult for the State to predict but could be significant. In recent years, California has taken numerous steps to increase resiliency to be better prepared to meet the State’s electricity demands. This includes demand response programs and creating additional incentives to move large energy users to back-up power generation to address reliability concerns and streamlining certain permitting requirements to allow greater energy production.
Cybersecurity Risks. The State, like many other large public and private entities, relies on a large and complex technology environment to conduct its operations. The State’s reliance on this environment has increased due to higher rates of telework as initially mandated by public health measures. As a recipient and provider of personal, private and/or sensitive information, the State is subject to multiple cyber threats including, but not limited to, hacking, viruses, malware and other attacks on computer and other sensitive digital networks and systems.
Entities or individuals may attempt to gain unauthorized access to the State’s digital systems for the purposes of misappropriating assets or information or causing operational disruption and damage. In 2017 the State established a statewide security operations center to protect against malicious activity targeting critical technology infrastructure. Local governments in the State have experienced similar threats and taken similar measures; however, no assurances can be given that the efforts to manage cyber threats and attacks will be successful or that any such attack will not materially impact the operations or finances of the State or its local governments.
Earthquake Risk. Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event has had any long-term negative economic impact. Any obligation of a local government in the State could be affected by an interruption of revenues because of damaged facilities or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.
Future Tax Deadline Delays. Due to federal disaster declarations resulting from severe winter storms, the IRS announced that taxpayers in certain counties of the state could delay filing their 2022 tax year federal tax returns. The initial delay was until October 16, 2023, but this delay was extended to November 16, 2023. This delay, to which the state conformed for filing of 2022 tax year state tax returns, occurred in 55 of the state’s 58 counties, comprising 99% of all California taxpayers, and affected tax collections that were due as early as January 2023. As a result, the revenue forecast for the 2023-24 Budget Act was completed without critical cash data that would normally have been available, which significantly increased forecasting uncertainty, including for the prior fiscal year. This led to a delayed recognition of the extent of the revenue correction and reduced the state’s flexibility in addressing the resulting significant shortfall. Any future tax deadline delays announced by the IRS, if conformed to by the state, could have a similar detrimental effect on the state’s ability to forecast tax revenues and appropriately adjust budgetary spending to align with revenues and any payment delays could create liquidity challenges.
San Diego County Tax Deadline Delay. On February 27, 2024, the IRS granted tax relief to taxpayers in San Diego County who were impacted by severe storms and flooding in late January 2024 by postponing various personal income and business tax filing and payments deadlines to June 17, 2024, and the state subsequently conformed by similarly delaying its corresponding filing and payment deadlines. For tax year 2022, San Diego County accounted for about 7% of total personal income taxes collected in the state ($7.7 billion out of $104.6 billion) and less than 0.1% of total corporation taxes. As a result, the revenue forecast for the May Revision for fiscal year 2024-25 will be completed without certain cash data for San Diego County taxpayers that would normally be available.
Special Considerations Regarding Investments in New York Municipal Securities
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The following information is a brief summary of factors affecting the economy of New York City (the “City” or “New York City”) or New York State (the “State”, “New York” or “NYS”) and does not purport to be a complete description of such factors. Other factors will affect issuers.
The summary is based primarily upon the most recent publicly available offering statements relating to debt offerings of state and local issuers and other financial and demographic information, as of March 27, 2024 with respect to the City and February 15, 2024 with respect to the State, and it does not reflect recent developments since the dates of such offering statements and other information. Neither the Fund nor its legal counsel has independently verified this information.
The State, some of its agencies, instrumentalities and public authorities and certain of its municipalities have sometimes faced serious financial difficulties that could have an adverse effect on the sources of payment for, or the market value of, the New York municipal bonds in which the Fund invests.
NEW YORK CITY
General. The City, with an estimated population of approximately 8.3 million as of July 2023, is an international center of business and culture. Its non-manufacturing economy is broadly based, with the banking, securities, insurance, technology, information, publishing, fashion, design, retailing, education and health care industries accounting for a significant portion of the City’s total employment earnings. Additionally, the City is a leading tourist destination. Manufacturing activity in the City is conducted primarily in apparel and printing.
For each of the 1981 through 2023 fiscal years, the City’s General Fund had an operating surplus, before discretionary and other transfers, and achieved balanced operating results as reported in accordance with generally accepted accounting principles (“GAAP”), after discretionary and other transfers and except for the application of Governmental Accounting Standards Board (“GASB”) Statement No. 49 (“GASB 49”) and without regard to certain fund balances, which may be carried forward as described below. City fiscal years end on June 30 and are referred to by the calendar year in which they end. The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by State law without proposed tax or other revenue increases or reductions in City services or entitlement programs, which could adversely affect the City’s economic base.
As required by the New York State Financial Emergency Act For The City of New York (the “Financial Emergency Act”) and the New York City Charter (the “City Charter”), the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City’s capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City’s current financial plan projects budget balance in the 2024 and 2025 fiscal years in accordance with GAAP except for the application of GASB 49 and without regard to certain fund balances, which may be carried forward as described below. In 2010, the Financial Emergency Act was amended to waive the budgetary impact of GASB 49 by enabling the City to continue to finance with bond proceeds certain pollution remediation costs. In addition, the City may, without violating its budget balance requirements, carry forward to a subsequent fiscal year or fiscal years unspent balances from certain funds restricted as to their use, as well as balances in the Health Insurance Stabilization Fund, School Crossing Guards Health Insurance Fund, Management Benefits Fund and Revenue Stabilization Fund. The City’s current financial plan projects budget gaps for the 2026 through 2028 fiscal years. A pattern of current year balance and projected future year budget gaps has been consistent through the entire period since 1982, during which the City has achieved an excess of revenues over expenditures, before discretionary and other transfers, for each fiscal year. The City is required to submit its financial plans to the New York State Financial Control Board (the “Control Board”).
For its normal operations, the City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be delays or reductions in State aid to the City from amounts currently projected; that State budgets for future State fiscal years will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted; or that any such reductions or delays will not have adverse effects on the City’s cash flow or expenditures. In addition, the City has made various assumptions with respect to federal aid. Future federal actions or inactions could have adverse effects on the City, both directly and indirectly through State aid to localities reductions that will need to be taken in the absence of additional federal aid to the State.
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The Mayor is responsible under the City Charter for preparing the City’s annual expense and capital budgets (as adopted, the “Expense Budget” and the “Capital Budget,” respectively, and collectively, the “Budgets”) and for submitting the Budgets to the City Council for its review and adoption. The Expense Budget covers the City’s operating expenditures for municipal services, while the Capital Budget covers expenditures for capital projects, as defined in the City Charter, in each case for the City fiscal year. Operations under the Expense Budget must reflect the aggregate expenditure limitations contained in financial plans.
The Mayor is also responsible for preparing the City’s financial plan, which relates to the City and certain entities that receive funds from the City. The financial plan is modified quarterly. The City’s projections set forth in the financial plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Such assumptions and contingencies include the condition of the international, national, regional and local economies, the provision of State and federal aid and other State and federal actions and inactions, such as the potential consequences of not resolving the federal debt ceiling negotiations, the impact on City revenues and expenditures of any future federal or State legislation and policies affecting the City and the cost of pension structures and healthcare.
Implementation of the financial plan is dependent on the City’s ability to successfully market its bonds and notes. Implementation of the financial plan is also dependent upon the ability to market the securities of other financing entities including the New York City Municipal Water Finance Authority (the “Water Authority”) and the New York City Transitional Finance Authority (“TFA”). The success of projected public sales of City, Water Authority, TFA and other bonds and notes will be subject to prevailing market conditions. Future developments in the financial markets generally, as well as future developments concerning the City, and public discussion of such developments, may affect the market for outstanding City general obligation bonds and notes.
The City Comptroller and other agencies and public officials, from time to time, issue reports and make public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City’s financial plans.
City Financial Plan. For the 2023 fiscal year, the City’s General Fund had a total surplus of $5.48 billion, before discretionary and other transfers, and achieved balanced operating results in accordance with GAAP, except for the application of GASB 49 and without regard to certain fund balances permitted to be carried forward, after discretionary and other transfers. The 2023 fiscal year was the forty-third consecutive year that the City achieved balanced operating results when reported in accordance with GAAP, except for the application of GASB 49 and without regard to certain fund balances permitted to be carried forward.
2024-2028 Financial Plan
On June 30, 2023, the City submitted to the Control Board the financial plan for the 2023 through 2027 fiscal years (the “June Financial Plan”), which was consistent with the City’s capital and expense budgets as adopted for the 2024 fiscal year. On November 16, 2023, the City submitted to the Control Board a modification to the June Financial Plan (as so modified, the “November Financial Plan”). On January 16, 2024, the Mayor released the preliminary budget for the 2025 fiscal year and the City submitted to the Control Board a modification to the November Financial Plan for the 2024 through 2028 fiscal years (as so modified, the “Financial Plan”).
The Financial Plan projects revenues and expenses for the 2024 and 2025 fiscal years balanced in accordance with GAAP, except as described above, and projects gaps of approximately $5.15 billion, $5.12 billion and $6.04 billion in fiscal years 2026, 2027 and 2028, respectively. The June Financial Plan had projected revenues and expenses for the 2024 fiscal year balanced in accordance with GAAP, except as described above, and had projected gaps of approximately $5.08 billion, $6.84 billion and $7.9 billion in fiscal years 2025 through 2027, respectively.
The Financial Plan reflects, since the June Financial Plan, increases in projected net revenues of $2.44 billion, $2.58 billion, $2.53 billion and $2.82 billion in fiscal years 2024 through 2027, respectively. Changes in projected revenues include: (i) increases in real property tax revenues of $114 million, $962 million, $1.35 billion and $1.7 billion in fiscal years 2024 through 2027, respectively; (ii) increases in personal income tax and pass-through entity tax revenues of $1.06 billion, $903 million, $677 million and $645 million in fiscal years 2024 through 2027, respectively; (iii) increases in business tax revenues of $ 1.14 billion, $663 million, $688 million and $694 million in fiscal years 2024 through 2027, respectively; (iv) increases in sales tax revenues of $154 million, $88 million, $67 million and $36 million in fiscal years 2024 through 2027, respectively; (v) decreases in real estate transaction tax revenues of $628 million, $567 million, $457 million and $435 million in fiscal years
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2024 through 2027, respectively; (vi) decreases in State School Tax Relief Program (“STAR Program”) revenues of $8 million in each of fiscal years 2024 through 2027; (vii) increases in hotel tax revenues of $31 million, $18 million, $21 million and $10 million in fiscal years 2024 through 2027, respectively; and (viii) decreases in other tax revenues of $2 million, $8 million and $4 million in fiscal years 2024, 2025 and 2027, respectively, and an increase in other tax revenues of $3 million in fiscal year 2026.
Changes in projected revenues also include (i) net increases in non-tax revenues of $264 million, $99 million, $63 million and $51 million in fiscal years 2024 through 2027, respectively; (ii) increases in rental payments from the Water Board (defined below) of $145 million and $295 million in each of fiscal years 2024 and 2025, respectively; and (iii) increases in revenues included in the Program to Eliminate the Gap (the “PEG”) of $175 million, $131 million, $129 million and $124 million in fiscal years 2024 through 2027, respectively.
The Financial Plan also reflects, since the June Financial Plan, a net decrease in projected net expenditures of $1.34 billion in fiscal year 2024 and net increases in projected net expenditures of $1.28 billion, $842 million and $32 million in fiscal years 2025 through 2027, respectively. Changes in projected expenditures include: (i) increases in agency expenses of $3.08 billion, $539 million, $714 million and $1.04 billion in fiscal years 2024 through 2027, respectively; (ii) decreases in certain expenses included in the PEG of $2.22 billion, $2.37 billion, $2.28 billion and $2.3 billion in fiscal years 2024 through 2027, respectively; (iii) increases in certain restorations included in the PEG of $66 million, $129 million, $133 million and $135 million in fiscal years 2024 through 2027, respectively; (iv) decreases in certain costs of providing services to asylum seekers included in the PEG of $515 million and $1.23 billion in fiscal years 2024 and 2025, respectively; (v) increases in certain costs of providing services to asylum seekers not included in the PEG of $604 million, $4.08 billion, $2.5 billion and $1.5 billion in fiscal years 2024 through 2027, respectively; (vi) a decrease reflecting reimbursements of City expenditures with federal aid of $240 million in fiscal year 2024 and an increase in in fiscal year 2025 City expenditures of $228 million to cover costs previously expected to be funded with federal aid; (vii) increases in labor expenses of $33 million, $6 million, $7 million and $7 million in fiscal years 2024 through 2027, respectively; (viii) decreases in pension contributions of $273 million, $43 million, $84 million and $141 million in fiscal years 2024 through 2027, respectively; (ix) decreases in debt service of $72 million, $63 million, $146 million and $210 million in fiscal years 2024 through 2027, respectively; (x) a decrease in the general reserve of $1.15 billion in fiscal year 2024; (xi) a decrease in the capital stabilization reserve of $250 million in fiscal year 2024; and (xii) a decrease of $400 million in fiscal year 2024 reflecting a re-estimate of prior years’ expenses and receivables.
The PEG savings described above are based on five categories of initiatives designed to close the gap between expenses and revenues: (i) efficiency initiatives designed to improve the City’s finances without reducing services; (ii) expense re-estimates due to a delay in spending or lower than expected costs; (iii) grant revenue re-estimates and increases in City revenues; (iv) service reductions; and (v) reductions in debt service costs, primarily as a result of debt refinancing.
The Financial Plan reflects, since the June Financial Plan, provision of $3.78 billion for the prepayment in fiscal year 2024 of fiscal year 2025 expenses, resulting in an equivalent expenditure reduction in fiscal year 2025.
The Financial Plan assumes total federal categorical grants of $12.49 billion, $7.74 billion, $7.22 billion, $7.17 billion and $7.25 billion in fiscal years 2024 through 2028, respectively.
On October 7, 2022, the Mayor declared a State of Emergency as a result of the increase in arrival of asylum seekers, primarily from Central and South America. The arrival of asylum seekers is placing a strain on the City’s resources. The full costs to the City of providing services to asylum seekers during the Financial Plan period are not known at this time. The Financial Plan reflects costs for asylum seeker services of $4.22 billion, $4.87 billion, $2.50 billion and $1.50 billion in fiscal years 2024 through 2027, respectively. Using data available as of January 2024, the City projects the cost of providing asylum seeker services are estimated to be $4.15 billion in fiscal year 2024 and $4.75 billion in fiscal year 2025, the last year for which the City has projections. The Financial Plan reflects higher costs for asylum seeker services in fiscal years 2024 and 2025 than the City’s current projections to account for the possibility of higher costs and lower savings than the asylum seeker PEG savings described above. The costs for asylum seeker services reflected in the Financial Plan include funding from a combination of State, City, and federal sources. The Financial Plan reflects State funding for asylum seeker services of $1.76 billion and $1.31 billion in fiscal years 2024 and 2025, respectively, which, in total, is approximately $400 million more than would be available under the Governor’s Executive Budget for the State, released January 16, 2024 (the “Governor’s Executive Budget”). The Financial Plan reflects $156 million in federal funds for costs related to asylum seekers in fiscal year 2024, with no federal funding reflected in fiscal years 2025 and beyond. The City continues to seek additional funding and other support from the State and the federal government for costs incurred by the City related to the provision of services to asylum seekers. On
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March 15, 2024, the City entered into a State Supreme Court approved stipulation with the Legal Aid Society (the “Stipulation”), revising the City’s existing obligations to provide housing to asylum seekers while the State of Emergency remains in effect, unless otherwise ordered by the court. The Stipulation gives the City more flexibility in its provision of shelter services to single adult asylum seekers including allowing the City to limit the provision of shelter to single adults aged twenty-three years or older to 30 days, while allowing the City to limit the provision of shelter to single adults under the age of twenty-three to 60 days, each with certain exceptions on a case-by-case basis. Pending certain necessary changes to City operations and processes, the City expects to implement this thirty-day shelter limitation for the eligible population. While the City is still analyzing the potential impact of implementing the changes permitted pursuant to the Stipulation, the City expects such changes to reduce the projected asylum seeker costs described above.
On September 9, 2023, in response, in part, to the fiscal strain caused by the influx of asylum seekers, the City announced a series of PEG initiatives to achieve savings, including a freeze on hiring, other than critical positions required to support health, public safety and revenue generation, to be permitted only on the basis of one new hire for every one departure. The City outlined a series of three PEG initiatives to be achieved in the City’s November Financial Plan, the Financial Plan and the City’s financial plan to be released in April 2024 (the “April Financial Plan”). The PEG savings described above reflect the results of the City’s November Financial Plan and the Financial Plan. In addition, the Mayor issued two directives on September 14, 2023, implementing overtime-reduction plans for the City’s four uniformed agencies (the Police, Fire, Sanitation and Corrections Departments) and instituting a freeze on certain designated Other than Personal Services spending, including out of town travel (except to Washington D.C. or Albany), temporary service contracts, consultant contracts, and contracts for equipment and furnishings, with certain exemptions as approved by OMB and the Office of the First Deputy Mayor.
On February 21, 2024, in a letter to City agencies, the City’s Budget Director announced that the City will no longer be implementing the third of the three PEG initiatives outlined above, due to the success of cost-savings achieved in the City’s November Financial Plan and the Financial Plan and stronger than projected tax revenues. However, due to ongoing concerns about asylum-seeker related spending, particularly in the fiscal years beyond 2025, the last year for which the City has projections, the City is taking steps to further reduce such costs in the April Financial Plan. The City intends to reduce City-funded asylum seeker costs by an additional ten percent (10%) across fiscal years 2024 and 2025, beyond those reflected in the Financial Plan. Further, in March 2024, the City replaced the hiring freeze outlined in September 2023 with a hiring plan which allows for the hiring of one employee for every two departures, so long as the agencies remain within their budgeted headcount. Critical positions required to support health, public safety and revenue generation will continue to be permitted on the basis of one new hire for every one departure. Finally, the City has eased the restrictions on Other than Personal Services spending described above, with agencies permitted to spend within their Other than Personal Services budgets. However, the restrictions on travel, consultants, and certain other expenditures will remain in place, with certain exemptions as approved by OMB and the Office of the First Deputy Mayor.
The local law authorizing the City to sell real property tax liens expired on March 1, 2022. However, the City continues to seek reauthorization of such authority. The Financial Plan assumes the re-authorization of such authority in fiscal year 2024 and assumes direct revenues to the City from such lien sales of $80 million in each of fiscal years 2024 through 2028. The Financial Plan further assumes that real property tax delinquencies as a percentage of the total property tax levy will average approximately 2.5% in fiscal years 2024 through 2028. There can be no assurance that the authorization to sell real property tax liens will be reinstated or that, as a result, amounts projected in the Financial Plan to be received from such sales will be realized. In the event that the lien sale program is not re-authorized, real property tax delinquencies are expected to increase over time beyond the rates assumed in the Financial Plan. Each 1% increase in delinquencies would reduce property tax revenues by approximately $353 million, $360 million, $367 million, $378 million, and $384 million in fiscal years 2024 through 2028, respectively.
The City has reached tentative or ratified contract agreements with District Council 37 of AFSCME (“DC 37”) the Police Benevolent Association (“PBA”), and others, which, together represent approximately 95% of the City’s unionized workforce, the full cost of which is reflected in the Financial Plan. The Financial Plan also reflects the costs of labor settlements for the rest of the City workforce based on the pattern set by the DC 37 or the PBA framework.
On March 14, 2024, the City announced a 3% annual cost-of-living adjustment in each of fiscal years 2025, 2026 and 2027 for human services workers employed by non-profit organizations with contracts with the City. The cost of such increases, which is expected to be $741 million through Fiscal Year 2028, is reflected in the Financial Plan.
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On May 25, 2023, the City Council passed four bills that substantially expand eligibility for the City’s housing rental assistance voucher program for individuals and families who are experiencing or are at risk of homelessness. The bills lift existing eligibility requirements that applicants for vouchers reside or have resided in a City administered shelter, expand income eligibility from 200% of the federal poverty level to 50% of area median income, eliminate all work requirements for some households, and expand eligibility to households that have received written demands for payment of past rent. The Mayor vetoed the bills on June 23, 2023, noting fiscal, operational, policy and legal issues presented by the legislation. The City Council voted to override the vetoes on July 13, 2023. The resulting laws, comprised of Local Law Numbers 99, 100, 101 and 102 of 2023, each took effect on January 9, 2024. The City Commissioner of Social Services advised the City Council, by letter dated December 15, 2023, that in light of the issues identified in the Mayor’s veto messages, the City would not be implementing the local laws at that time. The Legal Aid Society filed a lawsuit on February 14, 2024 against the City on behalf of four individuals, seeking enforcement of the local laws and asking the Court to order the City to offer vouchers to the individual petitioners and all eligible applicants. On February 21, 2024, the City Council moved to intervene in the Legal Aid Society’s lawsuit, seeking to compel implementation of the local laws. The Mayor disputes the merits of these claims. However, if these laws are construed to require that each eligible individual and family be provided with a rental assistance voucher, the Mayor estimates that they would cost the City approximately $17.0 billion over the years of the Financial Plan. The full fiscal impact of implementing these laws in this manner is not reflected in the Financial Plan.
The State fiscal year 2024 budget (“State 2024 Budget”) included a requirement that adoption, foster care, and related service providers be compensated at 100% of maximum State aid rates, which is expected to cost the City up to $118 million per fiscal year. Such costs are reflected in the Financial Plan for fiscal year 2024, but not reflected in the Financial Plan for fiscal years 2025 through 2028.
Based on current forecasts of both real property values and anticipated City capital needs, including additional anticipated costs not reflected in the Financial Plan, OMB projects that additional debt-incurring capacity will be needed in the years beyond the Financial Plan. Such projected additional costs not reflected in the Financial Plan include additional funding for the City’s five-year educational facilities capital plan, the construction of new borough-based jail facilities and reconstruction work on the Brooklyn Queens Expressway. The Governor’s Executive Budget includes a proposal which if enacted would increase the total amount of New York City Transitional Finance Authority (“TFA”) Future Tax Secured Bonds authorized to be outstanding and not subject to the City’s debt limit by a total of $12 billion, from $13.5 billion to $25.5 billion, with $6 billion of such increased capacity available beginning on July 1, 2024 and the remaining $6 billion available beginning on July 1, 2025. As an alternative to the Governor’s proposal, the Mayor is seeking legislation that would increase the total amount of Future Tax Secured Bonds authorized to be outstanding and not subject to the City’s debt limit by a total of $18.5 billion, from $13.5 billion to $32 billion, with additional annual percentage increases equal to annual percentage increases, if any, in personal income tax revenues. The resulting impact of increasing the TFA’s debt incurring capacity not subject to the City’s debt limit would be to increase the combined TFA and City debt-incurring capacity by such corresponding amount.
The Governor’s Executive Budget, includes proposals which, if enacted, are projected to have a total cost to the City of approximately $77.5 million in fiscal year 2025, $191.3 million in each of fiscal years 2026 and 2027 and $153.8 million in fiscal year 2028, respectively. Such proposed costs, which are not reflected in the Financial Plan, include: (i) the extension through March 31, 2028 of the intercept by the State of sales tax revenues otherwise payable to the City to provide assistance to distressed hospitals and nursing homes beyond its current expiration of March 31, 2025, which is estimated to reduce sales tax revenues to the City in the amount of $37.5 million in fiscal year 2025, $150 million in each of fiscal years 2026 and 2027 and $112.5 million in fiscal year 2028; (ii) a requirement for employers to provide 20 minute paid leave for breast milk expression, which would result in increased costs to the City of approximately $35 million in each of fiscal years 2025 through 2028; (iii) the redirection of federal funding to the State to help pay for services for children and families, which is estimated to cost the City $5.10 million in each of fiscal years 2025 through 2028; and (iv) the elimination of copays for insulin which is estimated to cost the City $1.2 million in each of fiscal years 2025 through 2028.
The State budget for State fiscal year 2024-2025 is expected to be adopted on or about April 1, 2024. The Governor’s Executive Budget is a proposal and there can be no assurance that any legislation described in the preceding paragraphs will be enacted as currently proposed, or that the State Legislature will not make changes that have an adverse impact on the City’s Financial Plan projections.
The State 2021 Budget included a requirement that the City increase its funding of the Metropolitan Transportation Authority’s (“MTA”) net paratransit operating deficit from 33% to 50%. The State 2024 Budget further required the City to increase its funding in fiscal years 2024 and 2025 from 50% to the lower of 80% of the deficit or 50% of the deficit plus $165
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million. The City’s Financial Plan reflects $440 million in fiscal year 2024, $340 million in fiscal year 2025, and $175 million in each of fiscal years 2026 through 2028 to cover the City’s contributions for paratransit services, compared to the MTA’s November 2023 financial plan estimates of $434 million, $437 million, $453 million, $469 million, and $480 million in fiscal years 2024 through 2028, respectively. Although the State 2024 Budget only mandated the above described increases for fiscal years 2024 and 2025, the MTA’s financial plan assumes City funding for paratransit in fiscal year 2026 and beyond will remain at such increased levels. The City will continue to monitor the anticipated paratransit costs for future years.
The Financial Plan does not fully reflect likely future costs for legally mandated tuition for special education students unilaterally placed by their families in private school settings or for other privately provided services for special education students in private school settings. The City is closely monitoring these costs and while the amounts are not currently known, they are likely to be significant.
The Financial Plan does not reflect the impact of a State law enacted in 2022 which mandates certain maximum class sizes in public school kindergarten through twelfth grades, to be phased in over five years. It is estimated that the City will be able to meet this obligation without additional funding in fiscal years 2024 and 2025, but compliance may cost up to $1.9 billion per fiscal year when the requirement is fully phased in.
On January 31, 2019, the New York City Housing Authority (“NYCHA”), the City and the U.S. Department of Housing and Urban Development (“HUD”) entered into an agreement (the “HUD Agreement”) relating to lead-based paint and other health and safety concerns in NYCHA’s properties. The HUD Agreement established a framework by which NYCHA will continue to evaluate and progress towards compliance with federal requirements. Pursuant to the HUD Agreement, a federal monitor, with access to NYCHA information and personnel, has been appointed to oversee NYCHA’s compliance with the terms of the agreement and federal regulations. The federal monitor has issued and will continue to issue quarterly reports on NYCHA’s compliance with the HUD Agreement. Also pursuant to the HUD Agreement, the City allocated $1.8 billion in capital funding in the Capital Commitment Plan for fiscal years 2024-2028, with an additional $1.5 billion in City capital funds reflected in the remaining years of the Ten-Year Capital Strategy for fiscal years 2029 through 2033. In addition to the capital available pursuant to the HUD Agreement, the Ten-Year Capital Strategy reflects $1.3 billion in additional City capital to NYCHA in fiscal years 2024 through 2033. NYCHA subsequently announced that it may be out of compliance with a number of federal regulations beyond the regulations concerning lead-based paint and other health and safety concerns that were the subject of the HUD Agreement and is working to assess the extent of any such noncompliance. A NYCHA Physical Needs Assessment released in July 2023 estimated its projected capital costs at approximately $60 billion over the next five years and $78 billion over the next twenty years. As part of NYCHA’s strategy to fund these repairs, NYCHA plans to recapitalize 62,000 units through the Permanent Affordability Commitment Together (“PACT”) program and 25,000 units through the New York City Housing Preservation Trust (the “Housing Preservation Trust”). The Capital Commitment Plan reflects a total of $1.4 billion of City capital funding towards the PACT program, with an additional $100 million of City capital spent in fiscal year 2023. The Housing Preservation Trust is not funded by the City and is not reflected in the Financial Plan.
NYCHA’s rent collection rate, which has historically been approximately 90%, is currently approximately 60%. As a result, NYCHA is projecting a substantial reduction in rent revenues in calendar year 2024. This reduction in NYCHA’s revenues has required that NYCHA rely on its reserves to cover expenses, eliminate budgeted vacancies, reduce staff through attrition, and reduce nonessential contracting. While this projected shortfall does not directly impact the City’s budget, if NYCHA’s revenues do not recover, the City could be asked to increase its funding to NYCHA. To address the significant arrears, NYCHA has received approximately $100 million in funding for the Emergency Rental Assistance Program (“ERAP”) from the State, which provides funds for eligible households to pay rental and utility arrears accumulated during the COVID-19 pandemic. In total, NYCHA expects to receive $164 million from ERAP. Additionally, on January 5, 2024, HUD approved the City’s HOME American Rescue Plan Allocation where $150 million was allocated towards NYCHA tenant arrears.
State legislation provides for congestion tolling for vehicles entering a designated congestion zone in Manhattan below 60th Street, the revenues from which will be directed to the MTA for transit improvements. In June 2023, the federal government provided final approval to move forward with congestion pricing and in December 2023 the Traffic Mobility Review Board provided a recommended toll structure. The MTA concluded a final round of public hearings in March 2024. In July 2023, the state of New Jersey filed a lawsuit challenging the federal government’s approval of the congestion pricing plan. Other parties, including the Staten Island Borough President and the United Federation of Teachers, have also sued to block congestion pricing, delaying program implementation. These lawsuits are ongoing.
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The New York City Advisory Commission on Property Tax Reform was established in 2018 to consider changes to the City’s property taxation system, without reducing property tax revenues to the City. The commission released its report in December 2021 with recommendations which, among other things, would align the taxable value of certain properties more closely with market value. The commission’s recommendations, which have not yet been acted upon, would require State legislation if they were to be implemented.
From time to time, the City Comptroller, the Control Board staff, the Office of the State Deputy Comptroller for the City of New York (“OSDC”), the Independent Budget Office (“IBO”) and others issue reports and make public statements regarding the City’s financial condition, commenting on, among other matters, the City’s financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits. It is reasonable to expect that reports and statements will continue to be issued and may contain different perspectives on the City’s budget and economy and may engender public comment.
Assumptions. The Financial Plan is based on numerous assumptions, including the condition of the City’s and the region’s economies and the concomitant receipt of economically sensitive tax revenues in the amounts projected. As shown in the Forecast of Key Economic Indicators below, the Financial Plan assumes no economic recession during the years of the Financial Plan. The Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed; realization of projected earnings for pension fund assets and current assumptions with respect to wages for City employees affecting the City’s required pension fund contributions; the willingness and ability of the State to provide the aid contemplated by the Financial Plan and to take various other actions to assist the City; the ability of NYCHH and other such entities to maintain balanced budgets; the willingness of the federal government to provide the amount of federal aid contemplated in the Financial Plan; the impact on City revenues and expenditures of federal and State legislation affecting Medicare or other entitlement programs; adoption of the City’s budgets by the City Council in substantially the forms submitted by the Mayor; the ability of the City to implement cost reduction initiatives, and the success with which the City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues; the ability of the City and other financing entities to market their securities successfully in the public credit markets; the impact of the outbreak of COVID-19; and the extension of the authorization to sell real property tax liens. Certain of these assumptions are reviewed in reports issued by the City Comptroller and other public officials. See “Certain Reports” herein.
The projections and assumptions contained in the Financial Plan are subject to revision, which may be substantial. No assurance can be given that these estimates and projections, which include actions the City expects will be taken but are not within the City’s control, will be realized.
Revenue Assumptions
 Real Estate Tax. Projections of real estate tax revenues are based on a number of assumptions, including, among others, assumptions relating to the tax rate, the assessed valuation of the City’s taxable real estate, the delinquency rate, debt service needs, a reserve for uncollectible taxes, and the operating limit.
Projections of real estate tax revenues include net revenues from the sale of real property tax liens of $80 million in each of fiscal years 2024 through 2028, however, the local law authorizing the City to sell real property tax liens expired on March 1, 2022. The City continues to seek the re-authorization of such authority. Projections of real estate tax revenues include the effects of the STAR Program which will reduce the real estate tax revenues by an estimated $128 million, $126 million, $124 million, $122 million and $120 million in fiscal years 2024 through 2028, respectively. Projections of real estate tax revenues reflect the estimated cost of extending the current tax reduction for owners of cooperative and condominium apartments amounting to $663 million, $663 million, $670 million, $687 million and $700 million in fiscal years 2024 through 2028, respectively.
The delinquency rate was 1.2% in fiscal year 2019, 1.8% in fiscal year 2020, 2.0% in fiscal year 2021, 1.8% in fiscal year 2022 and 2.1% in fiscal year 2023. The Financial Plan projects delinquency rates averaging 2.5% from fiscal years 2024 through 2028.
On April 24, 2017, a lawsuit was filed challenging the City’s real property tax system and valuation methodology. The action alleges that the City’s real property tax system violates the State and federal constitutions as well as the Fair Housing Act. The action further alleges the valuation methodology as mandated by certain provisions of the State Real Property Tax Law results in a disparity and inequality in the amount of taxes paid by certain minority property owners and renters. The City and
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State defendants moved to dismiss the case. In September 2018, the Court denied the City’s motion to dismiss the complaint and partially granted the State’s motion to dismiss the complaint. The City and State both appealed the lower court decision, and the City made a motion before the trial court for a declaration that a statutory stay of the lower court proceeding was in effect by virtue of its filing the Notice of Appeal, or in the alternative, for a discretionary stay of all proceedings pending the appeal. The stay was granted. All parties appealed the lower court decision on the motion to dismiss, and after briefing and argument, the First Department granted the City’s and the State’s motions to dismiss and dismissed all claims against both the City and the State. In September 2020, the New York Court of Appeals dismissed the plaintiff’s purported appeal as of right of the First Department ruling. On August 9, 2021, the plaintiff filed, in the Appellate Division, a motion for leave to appeal and on August 20, 2021, the City filed a response in opposition thereto. The Appellate Division denied the plaintiff’s motion for leave to appeal to the Court of Appeals. On December 1, 2021, the plaintiff served and filed a motion seeking leave to appeal directly from the Court of Appeals. On April 28, 2022, the Court of Appeals granted the plaintiff’s motion for leave to appeal. Oral argument was held at the Court of Appeals on January 9, 2024. A decision was issued on March 19, 2024, in which the Court of Appeals reversed the decision of the Appellate Division in part. The court held that the petitioner sufficiently alleged causes of action against the City under section 305 (2) of the State Real Property Tax Law and the Fair Housing Act and denied the portions of the City’s motion to dismiss relating to those claims. The court affirmed the Appellate Division decision with regard to all other claims brought against the City and the State. The open claims are now permitted to proceed in New York State Supreme Court.
 Other Taxes. The Financial Plan reflects the following assumptions regarding projected baseline revenues from Other Taxes: (i) with respect to the personal income tax, increases in fiscal year 2024 due to strong withholding income and flat non-wage income, and increases in fiscal years 2025 through 2028 as overall historical levels of revenue resume; (ii) with respect to the business corporation tax, increases in revenue in fiscal year 2024 reflecting continued strength in both finance and non-finance sectors, but plateauing after several years of exceptional growth, continued increases in fiscal years 2025 through 2028, reflecting a return to historical levels of revenue growth; (iii) with respect to the unincorporated business income tax, a smaller growth in fiscal year 2024 reflecting a weaker Wall Street performance, with weaker growth in fiscal year 2025 reflecting slower economic growth and a return to moderate growth in fiscal years 2026 through 2028; (iv) with respect to the sales tax, growth is expected to be moderate in fiscal year 2024 as consumer spending and tourism growth eases, with growth improving modestly in fiscal years 2025 through 2028 reflecting a stable economy; (v) with respect to the real property transfer tax, a decline in fiscal year 2024 from the continued slow-down in residential activity reflecting the impact of rising interest rates and stalled commercial transactions, with growth in fiscal years 2025 through 2028 reflecting a recovery as interest rates decline; (vi) with respect to the mortgage recording tax, declines in fiscal year 2024 as the impact from the higher interest rates continues to reverberate through the residential and commercial markets before growth in fiscal years 2025 through 2028, reflecting a decline in mortgage rates; and (vii) with respect to the commercial rent tax, a flat fiscal year 2024 reflecting high vacancy rates for commercial office space in Manhattan and slow growth from fiscal years 2025 through 2028, as uncertainties remain about office space use.
 Miscellaneous Revenues. The Financial Plan reflects collections from Miscellaneous Revenues in the amounts of approximately $8.6 billion in fiscal year 2024, $8.1 billion in fiscal year 2025, $7.7 billion in fiscal year 2026 and $7.6 billion in each of fiscal years 2027 and 2028.
 Intergovernmental Aid. The Financial Plan assumes that all existing federal and State categorical grant programs will continue, unless specific legislation provides for their termination or adjustment, and assumes increases in aid where increased costs are projected for existing grant programs.
As of December 31, 2023, approximately 17.4% of the City’s full-time and full-time equivalent employees (consisting of employees of the mayoral agencies and the DOE) were paid by Community Development funds, water and sewer funds and from other sources not funded by unrestricted revenues of the City.
A major component of federal categorical aid to the City is the Community Development program. Pursuant to federal legislation, Community Development grants are provided to cities primarily to aid low and moderate income persons by improving housing facilities, parks and other improvements, by providing certain social programs and by promoting economic development. These grants are based on a formula that takes into consideration such factors as population, age of housing and poverty.
The City’s receipt of categorical aid is contingent upon the satisfaction of certain statutory conditions and is subject to subsequent audits, possible disallowances and possible prior claims by the State or federal governments. The general
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practice of the State and federal governments has been to deduct the amount of any disallowances against the current year’s payment, although in some cases the City remits payment for disallowed amounts to the grantor. Substantial disallowances of aid claims may be asserted during the course of the Financial Plan. The City estimates probable amounts of disallowances of recognized grant revenues and makes the appropriate adjustments to recognized grant revenue for each fiscal year. The amounts of such downward adjustments to revenue for disallowances attributable to prior years increased from $124 million in the 1977 fiscal year to $542 million in the 2006 fiscal year. The amounts of such disallowances were $103 million and $114 million in fiscal years 2007 and 2008, respectively. There were no adjustments for estimated disallowances in fiscal years 2009 and 2010. In fiscal year 2011, the downward adjustment for disallowances was $113 million and in fiscal year 2012 an upward adjustment of $166 million was made, reflecting a reduced estimate of disallowances attributable to prior years as of June 30, 2012. In fiscal years 2013, 2014, 2015, 2016, 2020 and 2021, downward adjustments of $59 million, $19 million, $110 million, $1 million, $5 million and $24 million, respectively, were made. In fiscal years 2017, 2018 and 2019, upward adjustments of $558 million, $139 million and $113 million, respectively, were made. In fiscal year 2022, a downward adjustment of $35 million was made. In fiscal year 2023, a downward adjustment of $13 million was made. As of June 30, 2023, the City had an accumulated reserve of $331 million for all disallowances of categorical aid.
Expenditure Assumptions
 Personal Service Costs. The Financial Plan projects that the authorized number of City-funded full-time and full-time equivalent employees will decrease from an estimated level of 265,955 as of June 30, 2024 to an estimated level of 265,796 by June 30, 2028.
Other Fringe Benefits includes $3.429 billion, $3.595 billion, $3.755 billion, $3.914 billion and $4.090 billion in fiscal years 2024 through 2028, respectively, for post-employment benefits other than pensions (“OPEB”) expenditures for current retirees, which costs are currently paid by the City on a pay-as-you-go basis.
The City has reached tentative or ratified contract agreements with DC 37, the PBA and others, which, together represent approximately 95% of the City’s unionized workforce, the full cost of which is reflected in the Financial Plan. The Financial Plan also reflects the costs of labor settlements for the rest of the City workforce based on the pattern set by the DC 37 or the PBA framework. The respective pattern framework provides raises totaling 16.21% for civilian workers and 18.98% for uniformed workers over a 60-month contract term. On July 31, 2023, an arbitration decision awarded nurses employed by NYCHH and represented by the New York State Nurses Association with substantial pay increases over a five-and-a-half-year term, in excess of the DC 37 pattern. Such increased costs, which the City estimates will be approximately $744 million through fiscal year 2028, are not reflected in the Financial Plan. Such costs are expected to be funded by NYCHH.
 Other Than Personal Services (“OTPS”).
 Administrative OTPS and Energy. The Financial Plan contains estimates of the City’s administrative OTPS expenditures for general supplies and materials, equipment and selected contractual services, and the impact of agency gap-closing actions relating to such expenditures in the 2024 fiscal year. Energy costs for each of the 2024 through 2028 fiscal years are assumed to vary annually, with total energy expenditures projected at $1.22 billion in fiscal year 2024 and increasing to $1.41 billion by fiscal year 2028.
 Public Assistance. Of total cash assistance expenditures in the City, the City-funded portion is projected to be $974 million in fiscal year 2024, $875 million in each of fiscal years 2025 and 2026, $1.2 billion in fiscal year 2027 and $1.5 billion in fiscal year 2028.
 Medical Assistance. Medical assistance payments projected in the Financial Plan consist of payments to voluntary hospitals, skilled nursing facilities, intermediate care facilities, home care providers, pharmacies, managed care organizations, physicians and other medical practitioners.
The City-funded portion of medical assistance payments is expected to be $6.5 billion in fiscal year 2024, $6.4 billion in fiscal year 2025, $6.5 billion in fiscal year 2026, $6.6 billion in fiscal year 2027 and $6.8 billion in fiscal year 2028. Such payments include the City’s capped share of local Medicaid expenditures as well as Supplemental Medicaid payments to NYCHH.
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 New York City Health and Hospitals. NYCHH, which provides essential services to over 1.1 million New Yorkers annually, faces near- and long-term financial challenges resulting from, among other things, changes in hospital reimbursement under the Affordable Care Act and the statewide transition to managed care. On April 26, 2016, the City released “One New York: Health Care for Our Neighborhoods,” a report outlining the City’s plan to address NYCHH’s financial shortfall.
In February 2024, NYCHH released a cash-based financial plan, which projected City-funded expenditures of $3.0 billion in fiscal year 2024, $3.1 billion in fiscal year 2025, $1.3 billion in fiscal year 2026 and $1.4 billion in each of fiscal years 2027 and 2028, in addition to the forgiveness of debt service for fiscal years 2024 through 2028 and the City’s contribution to supplemental Medicaid payments which is consistent with the City’s Financial Plan. NYCHH’s financial plan projected total receipts of $12.1 billion, $11.7 billion, $10.0 billion, $10.0 billion and $10.0 billion, and total disbursements of $12.0 billion, $11.8 billion, $10.1 billion, $10.2 billion and $10.5 billion in fiscal years 2024 through 2028, respectively.
NYCHH relies on significant projected revenue from Medicaid, Medicare and other third-party payor programs. Future changes to such programs could have adverse impacts on NYCHH’s financial condition.
 Other. The projections set forth in the Financial Plan for OTPS-Other include the City’s contributions to New York City Transit (“NYCT”), NYCHA and the City University of New York (“CUNY”) and subsidies to libraries and various cultural institutions. They also include projections for the cost of future judgments and claims, which are discussed below under “Judgments and Claims.” In the past, the City has provided additional assistance to certain State governmental agencies, public authorities or public benefit corporations which receive or may receive monies from the City directly, indirectly or contingently (“Covered Organizations”) which had exhausted their financial resources prior to the end of the fiscal year. No assurance can be given that similar additional assistance will not be required in the future.
 New York City Transit. NYCT operates under its own section of the Financial Plan as a Covered Organization. An accrual-based financial plan for NYCT covering its 2024 through 2027 fiscal years was published in November 2023 (the “2024 NYCT Financial Plan”). The NYCT fiscal year coincides with the calendar year. The 2024 NYCT Financial Plan reflects the negative impacts of the COVID-19 pandemic on MTA costs, ridership, and farebox revenue. The 2024 NYCT Financial Plan reflects City assistance to the NYCT operating budget of $650 million in 2024, increasing to $697 million in 2027. In addition, the 2024 NYCT Financial Plan projects real estate transfer tax revenue dedicated for NYCT use of $546.1 million in 2024, higher than 2023’s $416 million; that amount increases each year to reach $618 million by 2027. The 2024 NYCT Financial Plan reflects $12.3 billion in revenues and $15.4 billion in expenses for 2024, leaving a budget gap of $3.1 billion. After accounting for accrual adjustments and cash carried over from 2023 there is a projected operating surplus of $7.3 million in 2024, followed by projected operating budget gaps of $409 million in 2025, $812 million in 2026, and $1.8 billion in 2027.
In 2009, a Payroll Mobility Tax (“PMT”) was enacted into State law to provide $0.34 for every $100 of payroll in the MTA’s twelve-county service area. This contribution was increased to $0.60 for every $100 of payroll in New York City in the 2024 State Budget. The PMT is currently expected to generate revenues for NYCT in the amount of $1.7 billion in 2024, decreasing to $1.3 billion in 2027.
The MTA has been able to correct the serious budget shortfalls reflected in recent financial plans through the receipt of one-time direct State aid, a State-mandated increase to the City’s share of paratransit costs, and the implementation of new taxes, fare and toll increases, and operational efficiencies. The City’s payments to the MTA remain dependent on future uncertainties such as additional state or federal funding, ridership trends, and service adjustments.
The 2015-2019 Capital Program currently includes $33.9 billion for all MTA agencies, including $16.7 billion to be invested in the NYCT core system and $1.7 billion for NYCT network expansion.
The State has agreed to contribute $9.1 billion towards the 2015-2019 Capital Program. The City has agreed to contribute $2.7 billion. Of the City’s contribution, $2.1 billion has been reflected in the City’s Capital Commitment Plan, including $164 million for the Subway Action Plan. The remaining $600 million will come from joint ventures, such as development deals, which will not flow through the City budget.
On September 19, 2019, the MTA released its 2020-2024 Capital Program, which took effect by default in January 2020. After amendment, the program includes $55.4 billion for all MTA agencies, including $34.6 billion to be invested in the NYCT core system and $4.6 billion in NYCT network expansion. The entire 2020-2024 Capital Program was placed on hold in 2020 but resumed upon the announcement of $6.5 billion in federal aid in the American Rescue Plan Act in March of 2021. The
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program was amended three times from its original $54.8 billion total, once in December 2021, once in July 2022, and most recently in July 2023.
Legislation adopted in 2019 includes the enactment of congestion tolling for vehicles entering a designated congestion zone in Manhattan below 60th Street, the revenues from which will be directed to the MTA for transit improvements. In late 2023 the Traffic Mobility Review Board (TMRB) recommended a specific tolling scheme and in March 2024 the MTA concluded a final round of public hearings. The 2024 NYCT Financial Plan anticipates that the MTA will begin receiving revenue from congestion tolling in the middle of 2024, with an expectation of $400 million of revenue in 2024 and $1 billion annually thereafter. In July 2023, the state of New Jersey filed a lawsuit challenging the federal government’s approval of the congestion pricing plan. Other parties, including the Staten Island Borough President and the United Federation of Teachers, have also sued to block congestion pricing, delaying program implementation.
In addition, the State 2020 Budget included legislation authorizing the imposition of sales tax on certain additional internet sales and providing that City sales tax revenues in the amount of $128 million in State fiscal year 2020 (reflecting the portion of the year in which it is effective) and $170 million in State fiscal year 2021 and thereafter increasing by one percent per year, will be directed to the MTA for transit improvements. Revenues from such additional sales tax are currently estimated to be approximately $170 million per year and are in addition to existing sales taxes attributable to certain other internet transactions. Additionally, such legislation provided that State sales tax revenues in the amount of $113 million in State fiscal year 2020 and $150 million in State fiscal year 2021 and thereafter increasing by one percent per year, will be directed to the MTA for transit improvements. The State 2020 Budget also included legislation increasing real estate transfer taxes on properties valued at more than $2 million, which will also be directed to the MTA for transit improvements.
The State 2021 Budget requires the City to contribute $3 billion towards the 2020-2024 Capital Program concurrent with the State’s $3 billion contribution. Neither the City nor the State can use operating funds dedicated to the MTA to supplant their capital commitment and must pay on a schedule determined by the State Budget Director. The City has appropriated this $3 billion, and this is anticipated to be spent within the Ten-Year Capital Strategy.
The State 2021 Budget included a requirement that the City increase its funding of the MTA’s net paratransit operating deficit from 33% to 50%. The State 2024 Budget further requires the City to increase its funding in City fiscal years 2024 and 2025 from 50% to the lower of 80% of the deficit or 50% of the deficit plus $165 million. The City’s Financial Plan reflects $440 million in fiscal year 2024, $340 million in fiscal year 2025, and $175 million in each of fiscal years 2026 through 2028 to cover the City’s contributions for paratransit services, compared to MTA’s estimates of $434 million, $437 million, $453 million, $469 million, and $480 million in fiscal years 2024 through 2028, respectively. The MTA’s estimate assumes that the State will renew the increased contribution rate for the City after fiscal year 2025. The City will continue to monitor anticipated paratransit costs for future years.
 Department of Education. State law requires the City to provide City funds for the Department of Education (“DOE”) each year in an amount not less than the amount appropriated for the preceding fiscal year, excluding amounts for debt service and pensions for the DOE. Such City funding must be maintained, unless total City funds for the fiscal year are estimated to be lower than in the preceding fiscal year, in which case the mandated City funding for the DOE may be reduced by an amount up to the percentage reduction in total City funds.
 Judgments and Claims. In the fiscal year ended on June 30, 2023, the City expended $1.2 billion for judgments and claims, the same amount expended in the fiscal year ended June 30, 2022. Such expenses reflect, in part, payments made relating to a class action lawsuit against the Board of Education. The Financial Plan includes provisions for judgments and claims of $1.2 billion, $877.2 million, $823.2 million, $840.2 million, and $862.5 million for the 2024 through 2028 fiscal years, respectively. These projections incorporate a substantial amount of claims costs attributed to NYCHH, estimated to be $140 million in each year of the Financial Plan, for which NYCHH reimburses the City unless otherwise forgiven by the City, which was the case in fiscal years 2013 and 2016. The City is a party to numerous lawsuits and is the subject of numerous claims and investigations. The City has estimated that its potential future liability on account of outstanding claims against it, as of June 30, 2023, amounted to approximately $8.2 billion. This estimate was made by categorizing the various claims and applying a statistical model, based primarily on actual settlements by type of claim during the preceding ten fiscal years, and by supplementing the estimated liability with information supplied by the City’s Corporation Counsel.
In addition to the above claims, numerous real estate tax certiorari proceedings involving allegations of inequality of assessment, illegality and overvaluation are currently pending against the City. The City’s Financial Statements for the fiscal year ended June 30, 2023 include an estimate that the City’s liability in the certiorari proceedings, as of June 30, 2023, could
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amount to approximately $1.47 billion. Provision has been made in the Financial Plan for estimated refunds of $500 million in fiscal year 2024 and $400 million in each of fiscal years 2025 through 2028.
 General Obligation, Lease and TFA Debt Service. Debt service estimates for fiscal years 2024 through 2028 include debt service on outstanding general obligation bonds and conduit debt, the funding requirements associated with outstanding TFA Future Tax Secured Bonds, and estimates of debt service costs of, or funding requirements associated with, future general obligation, conduit and TFA Future Tax Secured debt issuances based on projected future market conditions. Such debt service estimates also include estimated payments pursuant to interest rate exchange agreements but do not reflect receipts pursuant to such agreements.
In July 2009, the State amended the New York City Transitional Finance Authority Act to expand the borrowing capacity of the TFA by providing that it may have outstanding $13.5 billion of Future Tax Secured Bonds and may issue additional Future Tax Secured Bonds provided that the amount of such additional bonds, together with the amount of indebtedness contracted by the City, does not exceed the debt limit of the City. The Governor’s Executive Budget includes a proposal which, if enacted, would increase the total amount of TFA Future Tax Secured Bonds authorized to be outstanding and not subject to the City’s debt limit by a total of $12 billion, from $13.5 billion to $25.5 billion, with $6 billion of such increased capacity available beginning on July 1, 2024, and the remaining $6 billion available beginning on July 1, 2025. As an alternative to the Governor’s proposal, the Mayor is seeking legislation that would increase the total amount of Future Tax Secured Bonds authorized to be outstanding and not subject to the City’s debt limit by a total of $18.5 billion, from $13.5 billion to $32 billion, with additional annual percentage increases equal to annual percentage increases, if any, in personal income tax revenues. The resulting impact of increasing the TFA’s debt incurring capacity not subject to the City’s debt limit would be to increase the combined TFA and City debt-incurring capacity by such corresponding amount.
The City currently expects to continue to finance approximately half of its capital program through the TFA, exclusive of Department of Environmental Protection capital budget items financed by the Water Authority.
The Financial Plan reflects general obligation debt service of $4.31 billion, $4.50 billion, $4.72 billion, $4.89 billion and $5.25 billion in fiscal years 2024 through 2028, respectively, conduit debt service of $121 million, $120 million, $119 million, $118 million and $112 million in fiscal years 2024 through 2028, respectively, and TFA debt service of $3.23 billion, $3.56 billion, $4.02 billion, $4.48 billion and $4.91 billion in fiscal years 2024 through 2028, respectively, in each case prior to giving effect to prepayments. Such debt service requirements are projected to be below 15% of projected City tax revenues for each year of the Financial Plan.
Environmental Matters
The City has 520 miles of coastline, bordering the Atlantic Ocean as well as rivers, bays, and inlets. Four of its five Boroughs, Manhattan, Staten Island, Brooklyn, and Queens, are on islands and water also forms the principal boundary of the Bronx. As a result, the City is directly affected by rising sea levels, inland flooding, and exposed to intensifying coastal storms. Two recent storms have significantly affected the City’s Financial Plan and climate planning.
Superstorm Sandy. On Monday, October 29, 2012, Sandy hit the Mid-Atlantic East Coast. The storm caused widespread damage to the coastal and other low-lying areas of the City and power failures in various parts of the City, including most of downtown Manhattan, the south shore of Staten Island, and the communities surrounding Jamaica Bay in Brooklyn and Queens. On January 29, 2013, President Obama signed legislation providing for approximately $50.5 billion in storm-related aid for the region affected by the storm. Although it is not possible for the City to quantify the full, long-term impact of the storm on the City and its economy, the current estimate of the direct costs to the City, NYCHH and NYCHA is approximately $10.7 billion (comprised of approximately $1.8 billion of expense costs and approximately $8.9 billion of capital project costs). Such direct costs represent funding for emergency response, debris removal, emergency protective measures, repair of damaged infrastructure and long-term hazard mitigation investments. In addition to such direct costs, the City is delivering Sandy-related disaster recovery assistance services, benefiting impacted communities, businesses, homeowners and renters (“Community Costs”). The City anticipates that funding for Community Costs will be primarily reimbursed with federal funds. However, the City is responsible for $134 million of such Community Costs, which are reflected in the Financial Plan. In addition, the City may be responsible for up to approximately $150 million of additional Community Costs, which are not reflected in the Financial Plan.
The Financial Plan assumes that the direct costs described above will largely be paid from non-City sources, primarily the federal government, and that the Community Costs described above will be primarily reimbursed by federal funds. The City
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expects reimbursements to come from two separate federal sources of funding, FEMA and HUD. The City has secured approximately $10.8 billion in FEMA assistance and other federal emergency response grants (“FEMA Funding”). The maximum reimbursement rate from FEMA is 90% of total costs. Other federal emergency response grants may have larger local share percentages. The City expects to use $720 million of Community Development Block Grant Disaster Recovery funding allocated by HUD to meet the local share requirements of the FEMA funding, as well as recovery work not funded by FEMA or other federal sources. This allocation would be available to fill gaps in such FEMA funding. As of March 31, 2023, the City, NYCHH and NYCHA have received $5.7 billion in reimbursements from FEMA for the direct costs described above. In addition to the FEMA Funding described above, HUD has made available over $4.4 billion for Community Costs, of which approximately $3.8 billion has been received through March 31, 2023. No assurance can be given that the City will be reimbursed for all of its costs or that such reimbursements will be received within the time periods assumed in the Financial Plan. There is no assurance, if the City were to experience a similar storm in the future, that non-City sources, including the federal government, would pay the costs.
Post-Tropical Cyclone Ida. On September 1, 2021, Hurricane Ida hit the Mid-Atlantic East Coast as a post-tropical cyclone (“Ida”), bringing significant rainfall and resulting in severe flooding in parts of the City, including primarily inland areas. Rainfall from Ida exceeded the previous record for the most single-hour rainfall in the City and for the first time the National Weather Service declared a flash flood emergency in the City. Ida resulted in the deaths of 13 people in the City, 11 of which occurred in basement housing units. On April 20, 2023, the City released PlaNYC: Getting Sustainability Done (“PlaNYC 2023”). Building on prior recommendations released closely after Ida hit the City, PlaNYC 2023 includes measures to address flooding caused by extreme rainfall. The total costs of implementing all of PlaNYC 2023’s recommendations, including those relating to extreme rainfall, would be substantial and in some cases would require State and federal funding alongside additional City funding. The City continues to review the effects of climate change, including increased flooding and heavy rain events. The City has created a new Bureau of Coastal Resiliency led by an Assistant Commissioner at the Department of Environmental Protection to coordinate the City’s coastal resiliency work.
Strategic Planning and Resiliency.
Since 2007, the City has been engaged in strategic planning for climate change, recognizing the challenges it presents for City operations and infrastructure. Among other things, the City created the New York City Panel on Climate Change (the “NPCC”), a body of more than a dozen leading independent climate and social scientists. Since 2008, NPCC has analyzed climate trends, developed projections, explored key impacts, issued reports (the “NPCC Reports”) and advised on response strategies for the City. The NPCC has determined that the City is already experiencing the impacts of climate change and projects dramatic impacts on the City in the future. Climate change is causing more extreme heat, extreme rainfall, coastal storm surge, and chronic tidal flooding. NPCC projections form the basis for the City’s climate resiliency planning, which involves coordination and cooperation among multiple public and private stakeholders, and expansion of ongoing maintenance and development of municipal infrastructure as well as specific initiatives such as those described below.
Building on NPCC’s recommendations and the City’s strategic planning, the City has developed PlaNYC 2023 which addresses some of the risks identified in the NPCC Reports. Among other things, PlaNYC 2023 includes measures to address the biggest risks to the City associated with climate change, including extreme heat and flooding from extreme rainfall, coastal storms and tidal flooding due to sea level rise. PlaNYC 2023 also describes measures to reduce economy-wide greenhouse gas emissions and initiatives to transition away from polluting fossil fuels to clean energy.
The City is in the process of implementing infrastructure projects to protect areas of the City from flooding associated with extreme rainfall, storm surge, and tidal flooding due to sea level rise. (See below for additional information on the impacts of flooding.) These projects and initiatives are in various stages of feasibility review, design, construction, and implementation. Funding for these projects is expected to come from City, State and federal sources. Some projects are expected to require additional funding to the extent that they are in the planning stages or current funding does not provide for the costs of construction.
Several major coastal resiliency projects are currently underway throughout the City, including the East Side Coastal Resiliency Project (“ESCR”). ESCR, which broke ground in 2021, is an integrated coastal flood protection system which will create resilient open spaces and improve waterfront access on Manhattan’s east side, from East 25th Street at the north to Montgomery Street at the south. The City anticipates the entire flood protection system will be in place and operational by the end of 2026. The total expected cost of ESCR is $1.97 billion, with remaining costs fully funded through a combination of City, federal and other funding sources.
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Other projects in Lower Manhattan include constructing flood walls and deployable flip-up barriers to protect the Two Bridges neighborhood, which lies south of Montgomery Street at the north to the Brooklyn Bridge at the south, developing a plan that contemplates extending the Manhattan shoreline from the Brooklyn Bridge to the Battery into the East River to protect the Seaport and Financial District area, and constructing an elevated waterfront esplanade in the Battery and flood barriers in Battery Park City. Coastal resilience projects are also underway in the Tottenville and Red Hook neighborhoods, and an energy resilience project is underway in Hunts Point, with shoreline reinforcement projects also happening in other identified areas of the City. These projects are in various stages of feasibility review, design, construction, and implementation. Funding for these projects is coming from City and federal sources, and $858 million is included in the Ten-Year Capital Strategy. As the projects proceed, the City continues to monitor anticipated costs and reflects updates in the capital plan as needed.
The U.S. Army Corps of Engineers (“USACE”) is pursuing the South Shore of Staten Island Coastal Storm Risk Management Project (the “Staten Island Project”) and the Rockaways Atlantic Shorefront and Bayside Projects (the “Rockaways Projects”). The Staten Island Project will create a 5.5-mile line of coastal protection on Staten Island between Fort Wadsworth and Oakwood Beach. USACE currently estimates that the project will cost $1.7 billion. The City is responsible for 10.5% of the project costs, and the remaining project costs are to be paid for with federal and State funds. Approximately half of the City’s share of such project costs is currently reflected in the Ten-Year Capital Strategy. The Rockaways Projects consist of coastal protection elements on the Atlantic shorefront and on the Jamaica Bay side of the Rockaways. Construction has begun on the Atlantic Shorefront Project, which is fully funded by the federal government, with an expected cost of approximately $590 million. Design has started on the Bayside Project, which is fully funded by the federal government, with a current expected cost of $253 million.
In addition to site-specific resiliency projects, the City is taking steps to integrate climate resiliency into capital planning through the NYC Climate Resiliency Design Guidelines, which translate future-looking climate change projections into technical guidance to inform the design of roads, buildings, sewer systems, hospitals, public housing, and other pieces of critical public infrastructure. In 2021, the City began a five-year pilot program through which dozens of new projects will be designed and constructed using the standards in the NYC Climate Resiliency Design Guidelines. Starting in 2027, all City projects will be required to meet a stringent set of requirements that will certify their preparedness for extreme weather threats.
Reducing risk from extreme rainfall requires a multi-layered strategy with investments in infrastructure adaptation, building level protection, data collection, and community engagement. In July 2022, the City released the Rainfall Ready NYC action plan, a plan to prepare the City for more extreme rainfall in the future. The City continues to install grey infrastructure, such as building out a comprehensive storm sewer system in Southeast Queens, and green infrastructure, such as rain gardens and bluebelt wetlands, to manage stormwater and protect water quality. This work is being carried out by DEP and funding is included in the City’s capital budget. The City is also working to develop Cloudburst management projects that will use grey and green infrastructure to absorb, store and transfer rainwater during extreme storm events.
In 2015, FEMA issued preliminary updated flood insurance rate maps, which would have expanded the 100-year floodplain beyond the areas designated in the flood maps issued in 2007. The City appealed the 2015 preliminary flood maps challenging the modeling FEMA used to develop them. The 2015 preliminary flood maps were adopted into the building code, but the prior 2007 flood maps remain in effect for flood insurance purposes. In 2016, FEMA agreed with the City’s appeal, and the City is currently working with FEMA to update the maps. FEMA’s new maps are expected to generally expand the 100-year floodplain from the 2007 flood maps and may cover different areas than the 2015 preliminary flood maps. Such expansion could negatively impact property values in those newly designated areas. In addition, an increase in areas of the City susceptible to flooding resulting from climate change could result in greater recovery costs to the City if flooding were to occur within such larger areas.
The City is also committed to minimizing its own greenhouse gas emissions by reaching carbon neutrality by 2050. The City’s efforts to reach such goal include promoting and investing in electrification, clean energy, energy efficiency, and sustainable transportation, and reducing energy use. Since 2014, the City has invested over $775 million in more than 12,500 energy conservation measures across almost 2,300 buildings, comprising more than 70 percent of City government’s building square footage. The investments have decreased energy use and reduced emissions by nearly 325,000 metric tons. The Ten-Year Capital Strategy includes $3.9 billion to continue this work to reduce energy use and greenhouse gas emissions.
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Despite the efforts described above, the magnitude of the impact on the City’s operations, economy, or financial condition from climate change is indeterminate and unpredictable. No assurance can be given that the City will not encounter more frequent and intense climate impacts such as hurricanes, tropical storms, cloudbursts, droughts, heatwaves or catastrophic sea level rise in the future, or that such risks will not have an adverse effect on the operations, economy or financial condition of the City.
Cybersecurity
The City relies on a large and complex technology environment to conduct its operations. As a recipient and provider of personal, private or sensitive information, the City and its agencies and offices face multiple cyber threats including, but not limited to, hacking, viruses, malware and other attacks on computers and other sensitive digital networks and systems. The City’s Office of Cyber Command (“Cyber Command”), which was created in 2017, is charged with setting information security policies and standards for the City, directing the City’s citywide cyber defense and incident response, deploying defensive technical and administrative controls and providing guidance to the Mayor and City agencies on cyber defense. In January 2022, Cyber Command became part of the City’s Office of Technology and Innovation (“OTI”) (formerly the Department of Information Technology and Telecommunications).
Cyber Command has over 100 full-time employees and works with designated cybersecurity contacts at each City agency as part of the Citywide Cybersecurity Program. The Financial Plan reflects funding for Cyber Command of $115.5 million in fiscal year 2024 and approximately $105.5 million in each of fiscal years 2025 and 2026. Such funding does not account for cybersecurity funding at other City agencies. Cyber Command is built around two core cybersecurity functions: (1) threat management, which manages incident response and cyber threat intelligence and vulnerability management, which helps agencies prioritize remediation efforts on identified unpatched systems in the City’s networks; and (2) security sciences, which manages strategic and tactical cyber defense technologies and initiatives.
In carrying out its functions, Cyber Command works with a range of City, State, and federal law enforcement agencies, including the New York City Police Department and the Federal Bureau of Investigation’s Joint Terrorism Task Force. In February 2022, the City and the State, along with the mayors of Albany, Buffalo, Rochester, Syracuse, and Yonkers, unveiled the Joint Security Operations Center. The center has enhanced coordination of cybersecurity efforts across the State, helping to foster collaboration among city, State, and federal entities. Cyber Command also regularly works with other states and municipalities throughout the country to share cybersecurity threat intelligence and best practices, as well as with non-governmental entities such as utilities, telecommunications providers and financial services companies for the purpose of enhancing collective cyber defenses. The City has developed standard cybersecurity policies and standards for third party vendors of the City to follow, and security provisions for contracts with vendors, which help ensure that the City is notified of cyber breaches and suspected cyber breaches of a vendor’s network environment. The City has also developed a Citywide Incident Response Policy, which requires City agencies to develop incident response plans in accordance with Cyber Command policies and standards.
While the City conducts periodic tests and reviews of its networks, no assurances can be given that such security and operational control measures will be successful in guarding against all cyber threats and attacks. New technical cyber vulnerabilities are discovered in the United States daily. In addition, cyber attacks have become more sophisticated and are increasingly capable of impacting municipal control systems and components. The techniques used to obtain unauthorized access to, or to disable or degrade, electronic networks, computers, systems and solutions are rapidly evolving and have become increasingly complex and sophisticated. In addition, there is heightened risk due to an increase in remote access to City systems by City employees as a result of the outbreak of COVID-19. As cybersecurity threats continue to evolve, the City may be required to expend significant additional resources to continue to modify and strengthen security measures, investigate and remediate any vulnerabilities, or invest in new technology designed to mitigate security risks. The results of any successful attack on the City’s computer and information technology systems could impact its operations and damage the City’s digital networks and systems, and the costs of remedying any such damage could be substantial. Consistent with the City’s general policy to self-insure, the City does not carry insurance against cyber attacks.
On May 31, 2023, a software vulnerability was publicly announced for the widely used file sharing software, MOVEit, which impacted both private and public sector entities worldwide. The DOE was among those entities impacted. The threat was immediately contained, and an investigation determined that approximately 19,000 unique documents were accessed without authorization, which contained a subset of sensitive data elements. The DOE has sent out individual notifications. There is no evidence of any effects on the City’s operations or harm to its digital networks.
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The NYC Vulnerability Disclosure Program (VDP) was expanded in October 2023. This program, developed in partnership with a security testing platform, broadens the scope of the City’s efforts to identify and address vulnerabilities within its publicly accessible digital resources. By establishing guidelines, rules of engagement, and a secure channel for security researchers to send vulnerability submissions, the program complements existing Cyber Command initiatives, facilitating timely remediation of identified risks.
Certain Reports. Set forth below are summaries of the most recent reports of the City Comptroller, OSDC and the staff of the Control Board. These summaries do not purport to be comprehensive or definitive.
On March 4, 2024, the City Comptroller released “Comments on New York City’s Preliminary Budget for Fiscal Year 2025 and Financial Plan for Fiscal Years 2024-2028.” The report notes that the City’s increased City-funded revenue projections of $4.71 billion for fiscal year 2025 essentially closed the projected gap of $5.08 billion anticipated at the time of adoption of the fiscal year 2024 budget. However, the report states that many predictable expenditures, such as rental assistance, special education Carter Cases and employee overtime, were underbudgeted at the time of adoption of the fiscal year 2024 budget. Additionally, the City’s costs of services for asylum seekers increased by up to 177% since the fiscal year 2024 budget adoption. The report further states that while the Financial Plan utilizes PEG savings and other resources to fund portions of previously underbudgeted costs, the City Comptroller estimates that that the Financial Plan does not account for $4.01 billion in underbudgeted expenses in fiscal year 2024 and fiscal year 2025 combined. Closing these gaps will require strong fiscal management, planning and implementing efficiency and cost savings in each budget modification, and establishing a formula for deposit in the City’s long-term reserves.
Based on the Financial Plan, the City Comptroller projects net offsets of $214 million in fiscal year 2024 and net risks of $3.30 billion, $3.42 billion, $3.23 billion, and $2.57 billion in fiscal years 2024 through 2028, respectively. When added to the results projected in the Financial Plan, the City Comptroller projects a surplus of $214 million in fiscal year 2024, and budget gaps of $3.30 billion, $8.58 billion, $8.35 billion and $8.61 billion in fiscal years 2025 through 2028, respectively, not including longer term net risks associated with asylum seeker expenses and the class size mandate. When such longer-term net risks are included, the City Comptroller projects a budget surplus of $337 million in fiscal year 2024 and projected budget gaps of $2.67 billion, $10.54 billion, $11.27 billion and $13.5 billion in fiscal years 2025 through 2028, respectively.
The City Comptroller’s net revenue projections are higher than the budget projections by $618 million, $482 million, $32 million, $79 million and $742 million fiscal years 2024 through 2028, respectively. The report projects that: (i) property tax revenues will be lower by $39 million in fiscal year 2024 and higher by $465 million, $292 million, $645 million and $1.03 billion in fiscal years 2025 through 2028, respectively; (ii) personal income tax revenues will be higher by $397 million in fiscal year 2024 and lower by $129 million, $82 million, $327 million and $290 million in fiscal years 2025 through 2028, respectively; (iii) business tax revenues will be lower by $92 million, $95 million, $429 million, $501 million and $376 million in fiscal years 2024 through 2028, respectively; (iv) sales tax revenues will be higher by $21 million, $94 million, $85 million, $155 million and $208 million in fiscal years 2024 through 2028, respectively; (v) real estate transaction-related tax revenues will be higher by $78 million in fiscal year 2024 and lower by $186 million, $201 million, $225 million and $127 million in fiscal years 2025 through 2028, respectively; and (vi) tax audit and all other tax revenue will be higher by $218 million, $223 million, $233 million, $224 million and $203 million in fiscal years 2024 through 2028, respectively.
The City Comptroller’s net expenditure projections are higher by $404 million, $3.78 billion, $3.46 billion, $3.31 billion and $3.31 billion in fiscal years 2024 through 2028, respectively, not including net longer term risks associated with asylum seeker expenses and the class size mandate, as a result of: (i) additional overtime expenditures of $512 million and $737 million in fiscal years 2024 and 2025, respectively, and $350 million in each of fiscal years 2026 through 2028; (ii) increased expenditures for special education (Carter Cases) of $540 million, $410 million, $340 million and $340 million in fiscal years 2025 through 2028, respectively; (iii) increased expenditures associated with rental assistance of $950 million in each of fiscal years 2025 through 2028; (iv) increased costs of contributions to the MTA of $143 million, $268 million, $450 million and $529 million in fiscal years 2025 through 2028, respectively; (v) increased non-asylum seeker shelter costs of $350 million in each of fiscal years 2024 through 2028; (vi) increased expenditures associated with paying prevailing wage rates for homeless shelter security guards of $50 million in each of fiscal years 2025 through 2028; (vii) increased public assistance costs of $375 million in each of fiscal years 2025 and 2026 and $100 million in fiscal year 2027; (viii) increased expenditures for DOE COVID-19 aid resulting from fiscal cliffs of $287 million in fiscal year 2025 and $367 million in each of fiscal years 2026 through 2028; (ix) increased expenditures associated with the State’s foster care reimbursement rate of $118 million in each of fiscal years 2025 through 2028; (x) increased expenditures for temporary and professional services of $200 million in fiscal year 2025; (xi) increased costs of collective bargaining agreements of $70 million, $117 million, $166 million, $176
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million and $193 million in fiscal years 2024 through 2028, respectively; (xii) increased expenditures for the DOE Medicaid revenue shortfall of $60 million in each of fiscal years 2024 through 2028; (xiii) increased expenditures of $112 million in fiscal year 2024 related to reimbursement from the Health Insurance Stabilization Fund; and (xiv) anticipated personal services accrual savings due to vacancies of $700 million and $150 million in fiscal years 2024 and 2025, respectively. The City Comptroller also projects longer term net expenditure risks associated with asylum seeker expenses and the class size mandate. Such projections include (i) decreased costs of providing services to asylum seekers of $123 million and $627 million in fiscal years 2024 and 2025, respectively, and increased costs of providing such services of $1.49 billion, $1.99 billion and $3.49 billion in fiscal years 2026 through 2028, respectively; and (ii) increased expenditures resulting from the class size mandate of $467 million, $933 million and $1.40 billion in fiscal years 2026 through 2028, respectively.
On February 29, 2024, the OSDC released “Review of the Financial Plan of the City of New York Report 19-2024”, commenting on the Financial Plan. The report notes marked improvement in the City’s economic and fiscal outlook since the City’s November budget modification. The City’s preliminary fiscal year 2025 budget and the Financial Plan close the projected $7.1 billion budget gap in fiscal year 2025 through substantial upward adjustments to total revenues, historically large PEG savings, and utilization of contingency reserves. The report notes that budget gaps remain subject to substantial volatility associated with large and difficult to predict spending risks, such as asylum seeker costs, rental assistance expansion and the school class size mandate.
The report identifies net risks to the Financial Plan of $135 million, $2.76 billion, $6.17 billion, $8.27 billion and $9.83 billion in fiscal years 2024 through 2028, respectively. When combined with the results projected in the Financial Plan, the report estimates potential budget gaps of $135 million, $2.76 billion, $11.32 billion, $13.38 billion and $15.88 billion in fiscal years 2024 through 2028, respectively.
The specific risks to the Financial Plan noted in the OSDC report include: (i) increased costs of operating subsidies to the MTA of $143 million, $268 million, $450 million and $450 million in fiscal years 2025 through 2028, respectively; (ii) increased expenditures for various social services (including those associated with programs providing prevailing wages for Department of Homeless Services security guards, foster care, emergency family and rental assistance and access to legal counsel in housing court) of $254 million, $1.52 billion, $1.52 billion, $1.37 billion and $1.12 billion in fiscal years 2024 through 2028, respectively; (iii) increased uniform services overtime costs of $323 million, $620 million, $586 million, $577 million and $582 million in fiscal years 2024 through 2028, respectively; (iv) increased expenditures for programs associated with the DOE (such as providing services to students with disabilities, increases in charter school tuition rates, universal early childhood education for three-year-olds and certain other education initiatives) of $719 million, $1.1 billion, $1.47 billion and $1.9 billion in fiscal years 2025 through 2028, respectively; (v) increased expenditures related to the early childhood intervention program of $65 million in fiscal year 2025 and $76 million in each of fiscal years 2026 through 2028; (vi) increased expenditures to fund school health programs of $36 million in each of fiscal years 2025 through 2028; (vii) increased expenditures for Department of Health and Mental Hygiene school nurses of $28 million in each of fiscal years 2025 through 2028; (viii) increased expenditures for supportive housing of $20 million in each of fiscal years 2025 through 2028; (ix) increased expenditures to fund the Public Health Corps of $13 million in fiscal year 2025 and $45 million in each of fiscal years 2026 through 2028; (x) youth meal program rate increases of $4 million in each of fiscal years 2025 through 2028; (xi) increased expenditures resulting from expansion of the Family Homelessness and Eviction Prevention Supplemental rental assistance program of $763 million, $2.18 billion, $3.56 billion and $4.92 billion in fiscal years 2025 through 2028, respectively; and (xii) decreased expenditures for residual services for asylum seekers of $166 million and $457 million in fiscal years 2024 and 2025, respectively, and increased expenditures for such services of $1.43 billion, $1.47 billion and $2 billion in fiscal years 2026 through 2028, respectively. The report also identifies (i) variable rate debt service savings of $75 million in fiscal year 2024 and (ii) increased tax revenues of $201 million, $710 million, $1.12 billion, $830 million and $1.34 billion in fiscal years 2024 through 2028, respectively.
On March 6, 2024, the Control Board released its “Staff Report FY 2024 January Modification and Financial Plan.” The report notes that the City’s economy continues to improve and strengthen, with growing payroll employment, a declining unemployment rate, and a robust rebound in tourism. However, the commercial real estate sector remains a drag on the City’s economy, with the Manhattan office vacancy rate at a record high.
The Control Board report identified estimated net offsets to the Financial Plan of $100 million in fiscal year 2024 and net risks of $2.17 billion, $3.72 billion, $5.86 billion and $7.33 billion in fiscal years 2025 through 2028, respectively, resulting in a projected budget surplus of $100 million in fiscal year 2024 and projected budget gaps of $2.17 billion, $8.87 billion, $10.98 billion and $13.37 billion in fiscal years 2025 through 2028, respectively. Such net risks result from: (i) decreased expenditures
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resulting from lower reimbursements for paratransit costs of $49 million in fiscal year 2024 and increased expenditures resulting from higher reimbursements for such paratransit costs of $97 million, $108 million, $118 million and $128 million in fiscal years 2025 through 2028, respectively; (ii) increased expenditures for MTA Bus operations of $73 million, $42 million, $137 million, $260 million and $310 million in fiscal years 2024 through 2028, respectively; (iii) increased expenditures associated with the State’s foster care reimbursement rate of $118 million in each of fiscal years 2025 through 2028; (iv) increased expenditures associated with the Family Homelessness and Eviction Prevention Supplement rental assistance program of $749 million, $2.1 billion, $3.5 billion and $4.8 billion in fiscal years 2025 through 2028, respectively; (v) increased expenditures associated with providing services to students with disabilities of $540 million and $410 million in fiscal years 2025 and 2026, respectively, and $340 million in each of fiscal years 2027 and 2028; (vi) decreased expenditures associated with Education Aid of $299 million in fiscal year 2025; (vii) increased expenditures associated with State-mandated class size reduction of $633 million, $1.27 billion and $1.9 billion in fiscal years 2026 through 2028, respectively; (viii) an increase in uniformed services overtime expenses of $264 million, $618 million, $586 million, $578 million and $578 million in fiscal years 2024 through 2028, respectively; (ix) increased expenditures associated with nurses’ wage increases of $128 million, $131 million, $134 million, $138 million and $154 million in fiscal years 2024 through 2028, respectively; (x) increased expenditures for nurse contractual services of $87 million in each of fiscal years 2025 through 2028; and (xi) increased expenditures for the costs of services for asylum seekers of $190 million in fiscal year 2025 and decreased expenditures for such costs of $59 million in fiscal year 2026. The report also identifies (i) increases in property tax revenues of $425 million, $496 million, $271 million and $391 million in fiscal years 2025 through 2028, respectively; and (ii) increases in non-property tax revenues of $516 million, $43 million, $277 million and $699 million in fiscal years 2024, 2026, 2027 and 2028, respectively, and decreases in non-property tax revenues of $320 million in fiscal year 2025.
Outstanding General Obligation Indebtedness. As of December 31, 2023, approximately $39.73 billion of City general obligation bonds were outstanding.
As of December 31, 2023, Hudson Yards Infrastructure Corporation (“HYIC”) has outstanding approximately $2.5 billion aggregate principal amount of bonds. In addition, HYIC has entered into a term loan facility with Bank of America, N.A. pursuant to which HYIC may draw up to an aggregate amount of $380 million, approximately $46.7 million of which has been drawn as of December 31, 2023. The term loan facility has a scheduled maturity of June 30, 2027. HYIC expects to issue bonds to repay such term loan facility or further extend the maturity date prior to the scheduled maturity. The bonds financed the extension of the Number 7 subway line and other public improvements in the Hudson Yards area, and the term loan will be used to finance any remaining costs of completion of the original project and the expansion of the park in the Hudson Yards area. HYIC’s bonds and, on a subordinate basis, draws under the term loan facility are secured by and payable from payments in lieu of taxes and other revenues generated by development in the Hudson Yards area. To the extent payments in lieu of taxes and other HYIC revenues are insufficient to pay interest on the HYIC bonds or the term loan, the City has agreed to pay the amount of any shortfall in interest, subject to appropriation. No such payments have been required since fiscal year 2015. The City has no obligation to pay the principal of such bonds or of such term loan.
Water and Sewer. The City’s financing program includes the issuance of water and sewer revenue bonds by the Water Authority which is authorized to issue bonds to finance capital investment in the City’s water and sewer system. Pursuant to State law, debt service on Water Authority indebtedness is secured by water and sewer fees paid by users of the water and sewer system. Such fees are revenues of the Water Board, which holds a lease interest in the City’s water and sewer system. After providing for debt service on obligations of the Water Authority and certain incidental costs, the revenues of the Water Board are paid to the City to cover the City’s costs of operating the water and sewer system and as rental for the system. In fiscal years 2019, 2022 and 2023, the City did not request the rental payment due to the City from the Water Board. In fiscal years 2020 and 2021, on account of the outbreak of COVID-19, the City requested rental payments of $128 million and $137 million, respectively. The Financial Plan reflects rental payment requests of $145 million for fiscal year 2024 and $295 million for fiscal year 2025. The Financial Plan does not reflect any rental payment requests for fiscal years 2026 through 2028. The City’s Ten-Year Capital Strategy applicable to the City’s water and sewer system covering fiscal years 2024 through 2033, projects City-funded water and sewer investment (which is expected to be financed with proceeds of Water Authority debt) at approximately $28.3 billion. The 2024-2028 Capital Commitment Plan reflects total anticipated City-funded water and sewer commitments of $15.4 billion which are expected to be financed with the proceeds of Water Authority debt.
New York City Transitional Finance Authority. The TFA is authorized to have outstanding $13.5 billion of Future Tax Secured Bonds. The TFA may have outstanding Future Tax Secured Bonds in excess of $13.5 billion provided that the amount of the Future Tax Secured Bonds, together with the amount of indebtedness contracted by the City, do not exceed the debt limit of
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the City. Future Tax Secured Bonds are issued for general City capital purposes and are secured by the City’s personal income tax revenues and, to the extent such revenues do not satisfy specified debt ratios, sales tax revenues.
In addition, the TFA is authorized to have outstanding $9.4 billion of Building Aid Revenue Bonds to pay for a portion of the City’s five-year educational facilities capital plan. Building Aid Revenue Bonds are secured by State building aid, which the Mayor has assigned to the TFA.
Implementation of the financing program is dependent upon the ability of the City and other financing entities to market their securities successfully in the public credit markets which will be subject to prevailing market conditions at the times of sale. No assurance can be given that the credit markets will absorb the projected amounts of public bond sales. A significant portion of bond financing is used to reimburse the City’s General Fund for capital expenditures already incurred. If the City and such other entities are unable to sell such amounts of bonds, it would have an adverse effect on the City’s cash position. In addition, the need of the City to fund future debt service costs from current operations may also limit the City’s capital program. The Ten-Year Capital Strategy for fiscal years 2024 through 2033 totals $164.8 billion, of which approximately 97.5% is to be financed with funds borrowed by the City and such other entities. Congressional developments affecting federal taxation generally could reduce the market value of tax-favored investments and increase the debt-service costs of carrying out the major portion of the City’s capital plan which is currently eligible for tax-exempt financing.
NEW YORK STATE
New York is the fourth most populous state in the nation, after California, Texas, and Florida, and has a relatively high level of personal wealth. The State’s economy is diverse, with a comparatively large share of the nation’s financial activities, information, education, and health services employment, and a small share of the nation’s farming and mining activity. The State’s location, air transport facilities, and natural harbors have made it an important hub for international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing and an increasing proportion engaged in service industries.
Manufacturing employment continues to stagnate as a share of total State nonfarm employment, as in most other states. As a result, New York’s economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate region, which hosts higher concentrations of manufacturers.
As defined under the North American Industry Classification System (NAICS), the trade, transportation, and utilities supersector accounts for the second largest component of State nonfarm employment but only the fifth largest when measured by wage share. This sector accounts for a smaller share of employment and wages for the State than for the nation.
New York City is the nation’s leading center for banking and finance. For this reason, this sector is far more important for the State than for the nation. Although this sector accounts for less than one-tenth of all nonfarm jobs in the State, it accounts for one-fifth of total wages.
The remaining service-producing sectors include information, professional and business services, private education and healthcare, leisure and hospitality services, and other services. When combined, these industries account for over half of all nonfarm jobs in New York. Information, education and health, and other services account for a higher percentage of total State employment than for the nation.
Farming is an important part of the State’s rural economy, although it constitutes only 0.2 percent of the total State GDP. According to the New York State Department of Agriculture and Markets, New York is the fifth largest dairy producer in the nation.
Federal, State, and local governments comprise the third largest sector in terms of nonfarm jobs. Public education is the source of over 40 percent of total State and local government employment.
Annual Information Statement. The Annual Information Statement, dated June 9, 2023 (AIS), reflects the State’s Enacted Budget Financial Plan (the “Financial Plan”) for Fiscal Year (FY) 2024 issued by the Division of the Budget (DOB) and sets forth the State’s official Financial Plan projections for Fiscal Year 2024 through Fiscal Year 2027 (the “Financial Plan period”). DOB released the third quarter update to the AIS on March 5, 2024 (the “AIS Update”). The AIS Update is dated February 15, 2024 (the same date as the release date of the Governor’s Executive Budget Financial Plan for FY 2025, as amended) and contains information only through that date. The AIS Update includes information on the State’s current financial
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projections, including summaries and extracts from the Governor’s Executive Budget Financial Plan for FY 2025, as amended (the “Updated Financial Plan” or “Updated Executive Budget Financial Plan”) issued by DOB on February 15, 2024. The Updated Financial Plan (which is available on the DOB website, www.budqet.ny.gov) includes a summary of third quarter operating results for FY 2024 (quarter ended December 31, 2023) and updates to the State’s official financial projections for FY 2024 through FY 2027 (the “Financial Plan period”).1 Except for the specific revisions described in the AIS Update, the projections (and the assumptions upon which they are based) in the Updated Financial Plan are consistent with the projections set forth in the FY 2024 Enacted Budget Financial Plan (the “Enacted Budget Financial Plan”) reflected in the AIS. DOB next expects to update the State’s multi-year financial projections with the FY 2025 Enacted Budget Financial Plan. In addition to regularly scheduled quarterly updates to the AIS, the State may issue AIS supplements or other disclosure notices related to the AIS as events warrant. The State intends to announce publicly whenever an update or a supplement is issued. The State has filed the AIS and the AIS Update with the Municipal Securities Rulemaking Board through its Electronic Municipal Market Access (EMMA) system. Electronic copies of the AIS and the AIS Update can be accessed through EMMA at www.emma.msrb.org.

1
The State fiscal year is identified by the calendar year in which it ends. For example, fiscal year 2024 (“FY 2024”) is the fiscal year that began on April 1, 2023 and will end on March 31, 2024.
The annual State budget process and financial reporting cycle begins with the start of a new State fiscal year on April 1 and the enactment of the State’s annual budget (the “Enacted Budget”), which may be after the start of the fiscal year. Following the Enacted Budget, DOB publishes the State’s Enacted Budget Financial Plan and generally updates it quarterly to reflect results through June 30 (the “First Quarterly Update to the Financial Plan”), September 30 (the “Mid-Year Update to the Financial Plan”), and December 31 (the “Executive Budget Financial Plan”). In addition, the Governor’s Executive Budget proposal (the “Executive Budget”) is typically submitted to the Legislature in January and the Governor’s amendments are due within thirty days following the submission of the Executive Budget, at which time the Executive Budget Financial Plan may be amended (the “Updated Executive Budget Financial Plan”). However, following a gubernatorial election, the Governor’s Executive Budget proposal is due on or before the first day of February and amendments are due in early March.
FINANCIAL PLAN OVERVIEW
Summary of Revisions to the Executive Budget Financial Plan
The Updated Executive Budget Financial Plan projections set forth in the AIS Update reflect the impact of the Governor’s amendments submitted on February 15, 2024 and limited forecast revisions. Nearly all the amendments to the FY 2025 Executive Budget included in the Governor’s submission have no Financial Plan impact. Two amendments drive additional General Fund costs in FY 2025, which are fully offset by forecast revisions reflected in the Updated Executive Budget Financial Plan. Otherwise, projections of receipts and spending (and the assumptions upon which they are based) are unchanged from the Executive Budget Financial Plan dated January 16, 2024:
•
30-Day Amendments: General Fund transfers in FY 2025 are increased to reflect up to $100 million in additional State support for operating expenses at the State University Health Sciences Center at Brooklyn and/or the State University of New York (SUNY) Hospital at Brooklyn, pursuant to a transformation plan approved by the Director of the Budget. In addition, a $100 million transfer from the New York Interest on Lawyers Account (IOLA) to the General Fund in FY 2025 is removed.
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Forecast Revisions: DOB has made upward forecast revisions in FY 2025 to miscellaneous receipts to reflect an additional $100 million in expected resources from abandoned property and a $100 million increase in expected Federal Emergency Management Agency (FEMA) reimbursements based on continued review and submission of prior-year eligible costs incurred by multiple agencies.
The Economic Outlook section in the AIS Update includes modest changes to reflect actual 2023 data published after the Executive Budget Financial Plan was released.
On or before March 1, 2024, as required by law, the Executive and Legislature are expected to issue a joint report containing a consensus forecast for the economy and projections of certain receipts for the current and upcoming fiscal years. In the consensus forecast report, the parties are expected to forecast the level of receipts over the two-year period (FY 2024 and FY 2025). Any revisions to the Executive Budget Financial Plan receipts forecast from the consensus forecast process will be reflected in the Enacted Budget Financial Plan.
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In addition, the District Council 37 Rent Regulation Services Unit recently ratified a three-year labor agreement which runs until April 1, 2026 and covers roughly 300 employees. The terms of the agreement are consistent with other agreements with settled unions and include 3 percent general salary increases in all years and a one-time $3,000 bonus. The Financial Plan includes reserves for labor agreements, which may be allocated to specific agencies in future updates.
The Updated Financial Plan described in the AIS Update includes the changes described above. The changes have no net impact on General Fund operations, State Operating Funds spending, or the estimated outyear General Fund budget gaps from the Executive Budget Financial Plan.
Financial Plan Overview
Over the past two years, the State’s financial position has strengthened significantly. Reserves have increased to the highest levels in history, debt levels remain nearly flat at less than 1 percent growth over the past decade, historic liquidity levels are delivering high investment returns, and new reserves have been established for future costs. The extraordinary influx of resources during the post-COVID-19 period fueled these financial achievements and allowed the State to make historic investments to adequately fund essential services and programs. These investments include fully funding the Foundation Aid formula; expanding access to mental health services; increasing assistance to hospitals, other health care providers and workers; addressing the solvency of the Metropolitan Transportation Authority (MTA); aiding the City of New York for the provision of care for thousands of asylum seekers; increasing wages; supporting health care delivery improvements; increasing recurring support for SUNY and CUNY; addressing gun crime and violence; and expanding access to child care, housing, school lunches and energy affordability.
Roughly half of the State Operating Funds budget supports the State’s two largest program areas - health care and education. Spending for assistance and grants in FY 2025 is projected to be nearly $23 billion (32 percent) higher than the level recorded in FY 2022.2 Roughly two-thirds of the estimated growth is concentrated in health care and education, reflecting historic, recurring funding increases for schools and the health care system. While the State’s investments over the past two years recur, the elevated levels of tax receipts that initially supported the increased funding do not. Following two-years of substantially stronger tax collections, New York began to experience a precipitous drop in tax receipts beginning in FY 2024. The updated projections for tax receipts3 in the current year are expected to decline by 7.8 percent from FY 2023 levels, followed by growth of 2.5 percent in FY 2025 from this lower base. This decline in tax receipts was also experienced by the Federal government and other states that rely on personal income taxes as a significant share of their revenues.

2
Excludes roughly $3 billion in one-time COVID-19 pandemic assistance and grants spending.
3
Tax receipts and General Fund balance are affected by the Pass-Through Entity Tax (PTET); however, DOB expects that the PTET will, on a multi-year basis, be revenue neutral for the State. The discussion of tax receipts throughout the Financial Plan Overview excludes the impact of PTET, unless otherwise noted.
The long-term, historical average annual growth rate for tax receipts, which support roughly 80 percent of State Operating Funds spending, is roughly 4 percent. Tax receipts are projected to grow on average by 4 percent annually over the Financial Plan period from FY 2024 levels, while spending is projected to grow by just over 5 percent on average through FY 2028, resulting in a structural imbalance. Accordingly, in preparing the FY 2025 Executive Budget, the structural General Fund budget gaps required the State to evaluate multi-year growth assumptions across all programs to ensure long-term sustainability within projected resources.
The FY 2025 Executive Budget proposal reduces the multi-year budget gaps and provides for balanced General Fund operations on a cash basis in FY 2025, while preserving existing commitments and funding new investments to address critical needs. Proposed savings initiatives are intended to prudently use resources from New York taxpayers to continue support for investments made over the past two years in education, physical and mental health care, public safety, economic stability, and environmental protection; and continue to ensure assistance is available for individuals and entities with demonstrable need. The Executive Budget also includes new funding for services and initiatives consistent with announcements made by the Governor in her State of the State plan presented on January 9, 2024. In addition, State Medicaid spending is increased, consistent with the recently approved 1115 Medicaid Waiver Amendment, and expanded support to assist the City of New York with aiding asylum seekers.
In the Updated Financial Plan, DOB is increasing the estimate for tax receipts and other resources in all years from the levels forecasted in the Mid-Year Update to the Financial Plan. The projection for General Fund tax receipts, over the multi-year Financial Plan, excluding proposed extensions, is revised upward by $5.9 billion from the forecast included in the Mid-Year
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Update. In the current year (FY 2024), the upward revision in tax receipts, combined with the reserve for transaction risk that was set aside for FY 2024, and other revisions, leave an estimated General Fund surplus of $2.2 billion. The surplus will be used to prepay $1.7 billion in FY 2025 expenses to reduce the budget year gap, and the remaining $500 million will be set aside in reserves for future one-time costs related to assisting asylum seekers.
The Executive Budget maintains Principal Reserves at 15 percent of State Operating Funds spending to protect essential services in the event of an economic downturn, as well as other reserves for dedicated purposes to manage risks to the Financial Plan and future costs.
DOB expects that the General Fund will have sufficient liquidity in FY 2025 to make all planned payments as they become due, and the General Fund balance will continue to benefit the State by providing high levels of investment income due to elevated market interest rates. DOB continues to reserve money on a quarterly basis for debt service payments that are financed with General Fund resources. Money to pay debt service on bonds secured by dedicated receipts, including PIT bonds and Sales Tax bonds, continues to be set aside as required by law and bond covenants.
FY 2025 Executive Budget Financial Plan Summary
The Updated Financial Plan reflects the Governor’s FY 2025 Executive Budget proposal and accompanying legislation introduced on January 16, 2024, as well as revisions to the projections of receipts and spending in all years based on results to date, updated forecasts, and adjustments to programmatic assumptions. DOB estimates that the General Fund is balanced on a cash basis in FY 2025, should the Legislature adopt the Governor’s proposal without modification.
DOB expects the General Fund to end FY 2025 with a balance of nearly $44 billion. Approximately half of the balance consists of Principal Reserves to protect essential services in the event of an economic downturn. The remaining balance is comprised of other reserves that were previously pledged to reduce outyear gaps, manage risks and support future costs that include tax refunds and liabilities, capital projects, and potential labor agreements.
The Executive Budget supports the implementation and expansion of various initiatives laid out in the Governor’s State of the State plan presented to the Legislature on January 9, 2024, and continues funding for existing commitments, including increased funding for Foundation Aid, support for Medicaid and distressed hospitals, increases in the minimum wage, and expanded access to affordable child care.
The Executive Budget proposal increases FY 2025 State Operating Funds spending by $5.9 billion (4.5 percent) compared to the prior year, adjusted for the routine management of resources, execution of prepayments, and fluctuations in the timing of transactions across fiscal years that impact reported spending growth. Nearly two-thirds of the proposed growth is driven by increased spending on School Aid and Medicaid.
School Aid
The State provides a substantial amount of financial support for public schools through State formula aids and grants. For over a decade, New York has ranked the highest in the nation for per pupil spending. In school year (SY) 2021, New York spent $26,571 per pupil, 85 percent more than the national average of $14,347 per pupil.4 In SY 2024, approximately 2.4 million kindergarten through 12th grade students are enrolled in the State’s public schools, including 182,000 students enrolled in charter schools. Compared to SY 2014 levels, enrollment in the State’s public schools has declined by roughly 10 percent (268,000 students). Despite these enrollment declines, State aid has continued to increase each year. From SY 2021 to SY 2024, total School Aid grew by an average of $2.3 billion (7.7 percent) per year (excluding the SY 2022 Pandemic Adjustment restoration), driven primarily by the three-year phase-in of full funding of the Foundation Aid formula. In addition to State aid, school districts have continued to raise revenue through local property tax increases, which when combined with State aid increases and Federal COVID-19 pandemic related assistance, have afforded many districts the ability to amass substantial reserves and surplus balances.

4
Based on U.S. Census Bureau, 2021 Annual Survey of School System Finances.
Adding to the historic increases in funding over the past three years, the Executive Budget includes $35.3 billion for School Aid in SY 2025, an increase of approximately $921 million (2.7 percent), inclusive of the State’s full takeover of funding for prekindergarten expansion grants previously supported with Federal American Rescue Plan Act of 2021 (ARP) funds.
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Excluding the State funds needed to support this takeover, the School Aid increase for SY 2025 totals $825 million (2.4 percent). This growth reflects a $507 million (2.1 percent) Foundation Aid increase.
Since SY 2022, State-funded School Aid will have increased by over $6 billion (21 percent), inclusive of the Executive Budget’s proposed increase.
Medicaid
The New York State Medicaid Program provides health and long-term care coverage to lower- income children, pregnant women, adults, seniors, and people with disabilities, and is financed jointly by the Federal, State, and Local governments. New York receives the minimum Federal Medicaid matching share of roughly 50 percent. Local districts’ costs have been capped at calendar year 2015 levels, shifting the increased costs to the State and saving the City of New York and counties an estimated $7.4 billion in FY 2025. The State offers some of the most comprehensive and extensive Medicaid benefits in the nation, including optional services such as coverage for pharmacy and personal care services, spending $3,582 per capita based on the latest CMS data (Federal Fiscal Year 2021)5, which was more than any other state. New York’s per capita spending was 10 percent higher than the next highest state, New Mexico which spent $3,245 per capita. Nearly 7.6 million (39 percent) New Yorkers are currently covered by Medicaid. When combined with other public insurance coverage, New York has the highest percent of people covered by publicly funded medical insurance (Medicaid, Child Health Plus (CHP) and Essential Plan (EP)) in the nation.

5
Excludes District of Columbia. Based on U.S. Census Bureau data and the 2021 Centers for Medicare and Medicaid Services Financial Report, Expenditure Reports From MBES/CBES.
The Medicaid program is also a large contributor of funding to hospitals and nursing homes through various supplemental programs. Medicaid spending growth continues to escalate as utilization of the system, primarily Managed Long Term Care (MLTC), rises with an aging population. In FY 2025, Medicaid spending is projected to total $30.9 billion, an increase of $3 billion (10.9 percent) from the revised FY 2024 levels, including over $1 billion in savings proposals.
State-share Medicaid spending, including administrative costs, is projected to be $8.6 billion (39 percent) higher in FY 2025 than the levels recorded three years prior in FY 2022.
Other Spending Growth
The Executive Budget also proposes spending increases to support agency operations and addresses the State’s many continuing challenges, including access to mental health care, public safety, the stability of the State’s health care system, and an extension and expansion of extraordinary State funding to continue to assist the City of New York with providing services and assistance to asylum seekers. In addition to significant investments made in the past two years, the FY 2025 Budget provides funding to expand mental health services for children and teens through school and pediatric health care settings; increases pregnant and postpartum services; grants the Department of Financial Services (DFS) authority to hold insurers accountable for mental health coverage; addresses the opioid epidemic; advances a plan consistent with the recent Federal government waiver approval to improve health care delivery; adds funding for law enforcement activities; increases access to swimming and instruction; and funds other program enhancements and initiatives.
The Executive Budget also adds substantial new capital funding for Artificial Intelligence (Al) research and innovation; economic development initiatives; energy affordability improvements; incentives for communities to grow their housing stock; and storm and flood risk remediation and protection.
 State Spending
The Executive Budget proposal drives FY 2025 State Operating Funds spending to $136.2 billion, an increase of $5.9 billion (4.5 percent) compared to the current FY 2024 estimate, excluding the routine management of resources, execution of prepayments, and fluctuations in the timing of transactions and reimbursements across fiscal years.
FY 2025 spending growth is largely driven by Medicaid, School Aid and increased operational funding for SUNY and all branches of State government as agencies continue to strive to restore service capacity and workforce levels to pre-COVID-19 pandemic levels.
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Medicaid spending is driven largely by elevated enrollment relative to pre-COVID-19 pandemic levels; expansion of benefits; increases in reimbursement rates; and growing utilization of the State’s MLTC program by the State’s aging population.
Spending for assistance and grants has grown from $72 billion in FY 2022, adjusted to exclude COVID-19 pandemic assistance and recovery spending, to nearly $95 billion of projected spending in FY 2025. The $23 billion (32 percent) increase reflects historic investments over the preceding years in education, health care and other assistance and program growth.
Spending growth is routinely impacted by planned prepayments and timing-related transactions and reimbursements. In FY 2025, spending growth reflects the planned payment of FY 2025 pension expenses in FY 2024; delayed recoupment from providers of excess payments attributable to State-only Medicaid payments that were previously advanced and are now expected in FY 2025; the expiration of the temporary enhanced Federal Medical Assistance Percentage (eFMAP) that lowers Medicaid costs in FY 2024; COVID-19 pandemic related FEMA reimbursements that are expected to lower spending to offset costs accounted for in prior years; and the impact of prior year debt service prepayments. Accounting for these transactions, State Operating Funds spending is projected to total $129.3 billion, an increase of $2.7 billion (2.1 percent).
Including spending for capital projects and spending supported by the Federal government, All Funds spending is estimated to total $232.7 billion in FY 2025, an increase of $1 billion (0.5 percent), from the current fiscal year estimate. The increase in All Funds spending is attributable to the end of COVID-19 pandemic related recovery and assistance provided through increased Federal funding and reimbursements, which is partly offset by significant increases in capital projects spending consistent with approved and proposed capital commitments.
 Outyear Budget Gaps
The Updated Executive Budget Financial Plan provides savings that reduce the outyear budget gaps to $5 billion in FY 2026, $5.2 billion in FY 2027, and $9.9 billion in FY 2028? In comparison, the budget gaps in the Mid-Year Update to the Financial Plan were $9.5 billion in FY 2026, $7.7 billion in FY 2027, and $16.5 billion in FY 2028. If the FY 2026 Budget is balanced with recurring savings, the budget gap for FY 2027 would be nearly eliminated and the FY 2028 gap would be reduced to roughly $5 billion.
The outyear budget gaps are the result of a structural imbalance between the forecasted levels of spending growth and available resources. The gaps include Medicaid spending projections that exceed the Global Cap beginning in FY 2026, which is partly due to $1.7 billion in additional State spending over the multi-year Financial Plan to leverage roughly $6 billion in additional Federal Medicaid funding, as well as upward revisions reflecting sustained enrollment levels and spending for MLTC. The projected budget gaps do not reflect the use of any principal reserves to balance operations but do include the use of prior year surpluses carried forwarded into future years and the one-time use of a portion of the Reserve for Economic Uncertainties to fund additional assistance to the City of New York to alleviate fiscal pressures from asylum seekers in FY 2026.
In addition, the projected budget gap for FY 2027 includes a one-time acceleration of between $3 and $4 billion in estimated PIT tax receipts due to the scheduled expiration of the Federal State and Local Tax (SALT) Cap at the end of 2025 and expectation that taxpayers will seek to benefit from unlimited SALT deductibility beginning in tax year 2026. If the Federal government extends or revises the SALT Cap, the acceleration would likely be substantially less, which would reduce tax receipts and increase the budget gap for FY 2027 by a concomitant amount.
Lastly, the FY 2028 projected budget gap reflects the initial impact of the current law sunset at the end of tax year 2027 of higher tax rates for high income filers, reverting the schedule to a single top rate of 8.82 percent. If the current rate schedule were extended, DOB estimates that PIT withholding receipts would increase by an amount in the range of $750 million to $1 billion in the last quarter of FY 2028.
 Reserves and Risks
The Updated Financial Plan faces looming economic risks, including: slowing economic growth; continued price inflation; geopolitical uncertainties; programmatic cost pressures; uncertainty about the fiscal conditions of outside entities relying on State assistance; risks due to the State’s dependence on Federal funding and approvals; and uncertainty about the timing and feasibility of implementing cost savings actions.
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While the DOB forecast of receipts and spending is based on current law and reasonable assumptions as of the time it was prepared, the timing and impact of an economic slowdown or downturn is highly unpredictable, and thus necessitates a prudent level of reserves to hedge against these risks.
In October 2021, the Governor committed to building the State’s reserves to 15 percent of State Operating Funds spending by FY 2025 to ensure that it could honor its commitments through good and bad times. This commitment was met two years ahead of schedule in FY 2023 with a nearly $11 billion deposit. The FY 2025 Executive Budget preserves these critical investments and utilizes a portion of the projected current year surplus to add $500 million for future costs.
FY 2025 General Fund Financial Plan Summary
Consistent with statutory requirements, the Governor’s FY 2025 Executive Budget provides for balanced operations in the General Fund. The Financial Plan has been updated to reflect the Governor’s proposed FY 2025 Budget, inclusive of savings measures to reduce and offset spending growth to levels supportable with anticipated resources and to include support for new targeted investments. Spending restraint proposals are targeted at limiting spending growth to affordable levels, evaluating grants and assistance to ensure State assistance is directed to the neediest individuals, organizations, and institutions, and realigning service delivery.
The Executive Budget proposes initiatives and investments considered essential to addressing mental health and public safety, preserving the stability of the State’s health care system, and assisting the City of New York with providing services to asylum seekers. In addition, operational funding for all branches of State government is increased as agencies continue to strive to restore service capacity and workforce levels to pre-COVID-19 pandemic levels. Lastly, new capital commitments proposed in the budget are funded not only with bonds but also with cash resources, to ensure the State’s debt burden remains affordable.
The Updated Financial Plan also includes revisions since the Mid-Year Update to the Financial Plan to projections of receipts and spending in all years based on results to date, as well as updated forecasts and programmatic assumptions. The revisions include increased receipts expected from tax collections, lottery revenue and mental hygiene Federal revenue, as well as lowered aggregate spending estimates across numerous program areas and fixed costs. The multi-year Financial Plan also reflects the management of surplus resources generated in prior years and additional resources expected in FY 2024. These management actions include the prepayment of expenses due in future years, use of available resources over the multi-year plan, and adjustments to the timing of transfers and levels of reserves maintained for operational costs that partly offset increased operational spending estimates.
 Receipts
 Tax Receipts
Based on results through December 2023 and the updated economic forecast, DOB has made upward revisions to the tax receipts forecast across all years of the Updated Financial Plan, primarily in PIT and PTET. In FY 2025, the estimate for General Fund tax receipts, excluding PTET, is increased by $1.1 billion. Tax receipts estimates for PTET and related PIT credits are increased by $1.6 billion, which is set aside in the PTET reserve to cover credits claimed in subsequent years. Including these upward revisions, the FY 2025 estimate for tax receipts, excluding PTET, remains roughly $6 billion below the level collected in FY 2023.
The Executive Budget proposes the following tax law changes:
•
Permanently Extend the Itemized Deduction Limit on High Income Filers. The Executive Budget proposes to permanently extend the itemized deduction limitation on filers with New York Adjusted Gross Income greater than $10 million, which is estimated to provide additional resources beginning in FY 2026.
•
Modernize Tax Law to Include the Vacation Rental Industry. The Executive Budget recommends the imposition of sales tax on vacation rentals statewide and requires all vacation rental marketplace providers to collect and remit sales taxes on all rentals facilitated by their platforms.
•
Other Tax Actions. The Executive Budget also proposes to close a loophole related to PIT and business taxes, provide for the filing of amended sales tax returns, and extend other taxes, exemptions and credits, including the sales tax exemption on vending machines for an additional year through May 31, 2025.
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 Debt Service
Debt service costs are lowered in FY 2025 due to refundings and ongoing debt management, which lowers dedicated tax receipts needed to support debt service and increases dedicated tax receipts to the General Fund. Increased debt service costs in FY 2026 and beyond reflect the financing of the proposed capital adds and initiatives included in the Executive Budget.
 Other Receipts/Transfers
Available resources in other funds, including upward revisions to estimated Mental Hygiene Federal revenue, will be transferred to the General Fund to support continued and new spending.
 Disbursements
 Assistance and Grants
General Fund spending for assistance and grants is projected to total $77.4 billion in FY 2025, an increase of $3.4 billion (4.6 percent). This spending is impacted by the level of resources outside of the General Fund available to support spending, particularly in education and health programs. Compared to the Mid-Year Update to the Financial Plan, assistance and grants spending is lowered over the multi-year Financial Plan reflecting reduced growth rates and savings achieved through various actions, including repurposing and reducing certain programs and grants based on need. In addition, DOB has revised estimates of spending across nearly all functional areas based on programmatic experience and other indicators.
School Aid. The Updated Financial Plan provides $35.3 billion for School Aid in SY 2025, an increase of approximately $921 million (2.7 percent), inclusive of the State’s full takeover of funding for prekindergarten expansion grants previously supported with Federal ARP funds. Excluding the State funds needed to support this takeover, the School Aid increase for SY 2025 totals $825 million (2.4 percent). This growth reflects a $507 million (2.1 percent) Foundation Aid increase driven largely by the formula’s inflation factor, which the Executive Budget proposes at 2.4 percent, representing the average annual change in the Consumer Price Index (CPI) over the last 10 calendar years (2014-2023), excluding the highest and lowest years. School Aid growth also fully funds the projected $318 million increase under current law for expense-based reimbursement programs. Additionally, this increase reflects the annualization of the historic $3.0 billion SY 2024 School Aid increase, which was driven primarily by the final year of the three-year phase in of the Foundation Aid formula.
Financial Plan projections for SY 2026 and beyond have been updated and are based on estimated growth in Foundation Aid and expense-based aids, reflecting DOB’s inflation forecast and recent annual expense-based aid growth, respectively. These revisions result in lower projected outyear spending compared to the Mid-Year Update to the Financial Plan. Previously, outyear Financial Plan estimates assumed growth in School Aid consistent with the estimated ten-year average growth in State personal income. In addition, upward revisions to estimated resources available to finance School Aid spending in the State’s Mobile Sports Wagering and Video Lottery Terminals (VLTs) Funds offset General Fund spending for School Aid.
Medicaid. Medicaid spending in the General Fund is projected to increase due to medical cost increases; enrollment remaining elevated above pre-COVID-19 pandemic levels; expansion of benefits; increases to reimbursement rates; and growing aging and high utilization populations. Other factors that continue to place upward pressure on State-share Medicaid costs include, but are not limited to, provider reimbursements to cover home health wage increases; the phase-out of enhanced Federal funding; increased costs and enrollment growth in managed long-term care; and payments to financially distressed hospitals.
The Updated Financial Plan includes significant upward revisions to reflect updated enrollment and cost forecasts consistent with recent experience and updated data, which increase spending by $8.2 billion from FY 2025 through FY 2028. In addition, the State recently received approval from the Centers for Medicare & Medicaid Services (CMS) for $6 billion in new Federal funding over three years to help support social, physical, and behavioral health care services contingent on a New York matching commitment of $1.7 billion over the same period. The Updated Financial Plan includes the additional State resources expected per this agreement.
To control rising Medicaid costs, the Executive Budget includes routine revisions, savings and program management actions, and savings consistent with increasing State Medicaid audit recoveries and efforts to eliminate inappropriate payments. Savings actions total over $1 billion in FY 2025 and include the discontinuation of wage parity for the Consumer Directed Personal Assistance Program; reducing facility capital payments; and removing the 1 percent surplus payments provided to
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Managed Care Organizations (MCO) attributable to the pharmacy benefit transition from the MCOs premiums back to Fee for Service effective April 2023.
Additionally, $100 million in savings is expected from CDPAP and MLTC reforms introduced in the 30-Day Amendments and $300 million in unallocated actions are expected in FY 2025 to achieve balance under the Medicaid Global Cap. Beginning in FY 2026, Medicaid spending is projected to exceed the allowable amount under the Global Cap Index. The State will work with industry leaders and stakeholders in the coming months to develop actions that will provide recurring savings.
Mental Hygiene. The Updated Financial Plan increases spending for mental hygiene consistent with planned investments and expansions. Increased funding to OPWDD includes new services and expands the Special Olympics in New York State, which provides sports training and competition, free health screenings, and health education to individuals with intellectual and developmental disabilities. The Executive Budget also proposes investments in Office of Mental Health (OMH) including funding for supported housing to account for annual property-related cost increases, and a 1.5 percent Cost of Living Adjustment (COLA), which combined with COLAs provided in the prior two years, delivers $1.3 billion to OPWDD, OMH, and the Office of Addiction Services and Supports (OASAS) voluntary operated providers. These increases are offset by lower spending that reflects revised estimates based on updated information and the timing of implementation of ongoing investments.
Public Health/Aging. The State adds funding for various public health programs including for reducing infant, child, and maternal mortality and improving maternal health. Other investments include providing additional funding to the American Indian Health Program (AIHP); increasing Early Intervention (El) rates and increasing support for existing school-based health centers. These new investments are partially offset by savings achieved through administrative adjustments to allowable claims under the El program and the discontinuation of certain health programs administered by DOH that are duplicative and/or outside of the core agency mission.
Social Services/Housing. Social services spending is projected to increase by nearly 32 percent on a State Operating Funds basis consistent with planned child care investments ($863 million) and other expansions. Compared to the Mid-Year Update to the Financial Plan, lower spending reflects the use of available Temporary Assistance for Needy Families (TANF) funding to support increasing child care costs to maintain continuity in the level and eligibility of child care subsidies. The Executive Budget also proposes to extend permanently the local social service districts funding for residential school placements of children with special needs outside the City of New York and utilize $95 million of available Mortgage Insurance Fund (MIF) resources to fund housing and homelessness programs. In addition, the Executive Budget utilizes additional Federal assistance to fund child welfare programs by permanently increasing the amount local districts must spend on child welfare by $75 million; providing a 1.5 percent COLA for human services workers; and continuing investments in youth employment.
Higher Education. Estimated spending for Tuition Assistance Program (TAP) awards has been revised downward consistent with lower than expected enrollment levels relative to prior projections, which is partially offset by increased general operating support for CUNY senior colleges related to higher fringe benefits costs. The Executive Budget also limits eligibility for Unrestricted Aid to Independent Colleges and Universities, also known as Bundy Aid, to institutions with endowment assets of less than $750 million.
Public Safety. The Executive Budget includes $120 million to support victims of crime funding which could be impacted by reductions in the State’s Federal Victims of Crime Act (VOCA) award. The Executive Budget also includes $41 million to prevent and prosecute domestic violence cases, including funding to expand a best practice model that supports collection of evidence-building and relationship building with the victim. In addition, the Executive Budget provides $15 million in assistance and grants resources to reduce property crime by providing grants to district attorney offices and local law enforcement. Funding is also included to support a comprehensive resiliency plan, including to reduce fatal fires and improve emergency preparedness and response.
All Other Assistance and Grants. Spending is increased to reflect extraordinary State funding for asylum seeker assistance; a 5.4 percent increase for upstate transit aid; additional funding for various environmental and economic development initiatives and investments, such as the Liberty Defense Project and Office of New Americans; pre-paid postage for absentee and early mail election ballots; Judiciary spending to support court facilities, civil legal aid and technology innovations; and certain accounting reclassifications between financial plan categories. These increases are partly offset by lower spending attributable to the expected repayment of $1.1 billion of State-only payments from distressed providers; planned discontinuation of the County Wide Shared Services program; and revised spending forecasts across many functional areas, reflecting conservative budgeting, particularly in the later years of the Financial Plan.
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 Agency Operations
Spending for operations, including wages and fringe benefits, is projected to increase in FY 2025, excluding the impact of a planned prepayment of FY 2025 pension expenses in the current year, and additional FEMA reimbursements expected to offset prior year COVID-19 pandemic related costs. The increased costs reflect general salary increases and expansion of services and new initiatives, including mental health access and capacity, and cybersecurity and technology investments. The increased spending is partly offset with savings expected from downsizing prison capacity, ongoing agency efficiencies in delivering services, and reduced consultant spending.
Agency Operations. General Fund operational spending is reduced compared to the Mid-Year Update to the Financial Plan to reflect the planned reduction of excess prison capacity resulting from continued prison population declines; reductions in consulting services; the restructuring of administrative costs applicable to the Environmental Protection Fund (EPF) activities; improvements in procurement efficiencies; and certain accounting reclassifications between financial plan categories. In addition, DOB has increased expected FEMA reimbursements, which lower reported spending, based on continued review and submission of prior-year eligible costs incurred by multiple agencies.
These savings are partly offset by added costs related to contractual general salary increases, particularly in the later years; asylum seeker assistance; investments in cybersecurity and information technology; expanded access to inpatient psychiatric and mental health services; and continued staffing increases across various agencies to address post-COVID-19 pandemic staffing shortages.
Leglslature/Judiciary. The Executive Budget must include without modification the appropriations submitted annually by the Legislature and Judiciary. The Updated Financial Plan spending estimates reflect the budget requests submitted by each branch.
The Judiciary Budget increases annual operating spending, including fringe benefits, by $280 million to fund judicial pay raises for State judges, general salary increases for non-judicial staff, a paid parental leave program, staffing increases to return to pre-COVID-19 pandemic workforce levels, new court clerks and attorneys, and costs associated with four court officer academy classes. In addition, the Judicial budget request includes funding to support twenty new judgeships, and twenty-eight family court and five City of New York housing court judges.
Operating spending for the Legislature increases by nearly $4 million annually to fund general salary increases for legislative staff.
Other Elected Officials. Attorney General (AG) operational spending, excluding fringe benefits, is increased by $10 million annually to support increased caseloads driven by recently enacted legislation and general salary increases. Operating spending for OSC, excluding fringe benefits, is increased by $5 million annually to reflect general salary increases.
Fringe Benefit/Fixed Costs. Savings in FY 2025 reflect the planned payment in February 2024 of the estimated $1.7 billion FY 2025 Employees’ Retirement System (ERS) Police and Fire Retirement System (PFRS) pension bill provided by OSC as of December 2023, which includes estimated interest savings totaling $110 million that will accrue to the State. Additional costs have been reflected for the proposed elimination of copays for insulin.
The Executive Budget includes proposed legislation that would provide relief for local governments and lower State taxpayer costs by lowering the interest charged on judgments against the State from as high as 9 percent (currently authorized) to a fair market-based interest rate. The current rate was established in 1982 when interest rates were at 12 percent, to avoid unnecessary taxpayer costs. The recommended rate is in line with the interest rate applied to judgments in Federal courts and would ensure that neither side in a lawsuit will be disadvantaged by an interest rate above or below what otherwise could be earned while cases are being adjudicated.
Additionally, the Executive Budget proposes the State mirror the federal government’s policy decision to have higher-income retirees pay a higher proportion of their health insurance costs by ceasing Income-Related Monthly Adjustment Amount (IRMAA) reimbursement. Eliminating this reimbursement will save the State nearly $24 million annually ($6 million in FY 2025 due to the lag in reimbursement).
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Finally, the Executive Budget proposes to allow interest to accrue for late NYSHIP payments from participating employers and provide the ability to withhold funds appropriated by the State from participating employers for any amounts past due. The intent is to mitigate growing payment arrears which result in increased premiums to the State, other NYSHIP employers, and NYSHIP enrollees.
 Transfers to Other Funds
General Fund transfers to other funds support capital projects, debt service costs, university operations, transportation aid, and a variety of other programs.
Capital Projects. The Executive Budget reduces transfers from the General Fund to capital projects funds, which is primarily related to the early retirement of bonds that lower the necessary transfer to the DHBTF for debt service. This reduction is partially offset by the addition of new capital initiatives that will be supported by the General Fund, including a new electronic medical health records system for OMH and additional funding for Judicial facilities renovation, safety, and technology upgrades for court rooms.
SUNY Operating Assistance. The State will provide an additional $8 million to support SUNY operating costs related to various State of the State initiatives, including, but not limited to, funding for the Empire State Service Corps and Empire Al, in addition to support for the State Weather Risk Communication Center at the University at Albany and TAP tuition credits.
All Other Transfers to Other Funds. The Executive Budget includes $35 million in additional support for DOH health facilities, and an increased transfer to the Judiciary’s Court Facilities Incentive Aid Fund for civil legal aid, court facilities maintenance/cleaning costs, and enterprise-wide technology enhancements. Additionally, up to $100 million of State support is added for operating expenses at the State University Health Sciences Center at Brooklyn and/or the SUNY Hospital at Brooklyn, pursuant to a transformation plan approved by the Director of the Budget.
 Use of/(Deposit to) Reserves
Changes to reserves reflect the impact of revised estimates of PTET related tax receipts, updated projections of spending supported by the extraordinary monetary settlements reserve, and management of prior year resources planned to reduce gaps in future years. In addition, the Financial Plan previously planned to continue annual deposits to the reserve for future labor and operational costs, however the Updated Financial Plan reflects the discontinuation of the deposits in the outyears consistent with the recognition of additional operational costs and labor agreements reached to date. The existing $3.2 billion reserve is maintained for similar labor agreements with unsettled labor unions.
 Extraordinary State Funding for Asylum Seeker Assistance
Beginning in FY 2024, the State appropriated extraordinary funding and support to assist New York City with the humanitarian crisis that has brought thousands of asylum seekers to the City of New York. New York State continues to request Federal assistance to manage thousands of asylum seekers.
The State management and coordination of the funding and assistance spans multiple agencies. The State has staffed personnel at City emergency response centers and the Division of Military and Affairs (DMNA) has deployed hundreds of National Guard members to aid in the crisis response and provide support. The Office of Temporary and Disability Assistance (OTDA) administers reimbursement for short term shelter services for migrant individuals and families and Safety Net Assistance for asylum seekers who are eligible. DOH is supporting infectious disease testing and vaccination activities, as well as providing coverage to eligible individuals through the State’s public health insurance programs.
Other State agencies, including the Division of Homeland Security and Emergency Services (DHSES), the Department of State (DOS) and the Office of General Services (OGS) are assisting nonprofit organizations, providing reimbursement for Floyd Bennett Field, and supporting case management and legal services. In addition, the State is covering the cost of the Humanitarian Emergency Response and Relief Center (HERRO) at Floyd Bennett Field and has made multiple State-owned sites available for use as shelters, such as the former Lincoln Correctional Facility in Manhattan, JFK Building 197, and the Creedmoor Psychiatric Center parking area.
In addition to the $1.9 billion previously committed as of the Mid-Year Update to the Financial Plan, the FY 2025 Executive Budget proposal commits an additional $2.4 billion over two years (FY 2025 and FY 2026). The Governor has pledged to use $500 million from reserves for additional support.
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FY 2024 General Fund Current Year Update
In the Updated Financial Plan, DOB revised current-year estimates for receipts and spending in comparison to the Mid-Year Update to the Financial Plan. These revisions, combined with the use of the transaction risk reserve to offset higher Medicaid spending (including delayed provider recoupments) leave a General Fund surplus of $2.2 billion. DOB plans to utilize excess resources to prepay $1.7 billion in FY 2025 pension expenses in February 2024 pursuant to legislation enacted in the FY 2024 Enacted Budget and add $500 million to reserves that is pledged to support future costs related to asylum seeker assistance.
Based on the April 2023 tax settlement experience and updated economic indicators and forecasts, DOB lowered the annual estimates for tax receipts6, by roughly $5 billion from the February 2023 forecast, with the reductions concentrated in PIT. However, through December 2023, General Fund receipts, including transfers from other funds, were $855 million higher than estimated in the Mid-Year Update to the Financial Plan. Collections exceeded the forecast primarily in PIT and non-tax receipts. Considering these results, DOB has increased the estimate for current year General Fund tax receipts by $890 million and other non-tax receipts by $153 million, reflecting higher license and fees collections, lower debt service and STAR costs, and other revisions. With these revisions, total taxes are still projected to decline by $8.9 billion in FY 2024 from the prior year.

6
Excludes PTET.
In addition, the $2 billion Transaction Risk Reserve has been removed to offset the higher Medicaid spending reflected in the Updated Financial Plan.
General Fund disbursements, including transfers to other funds, were $175 million below the Mid-Year estimate. While aggregate spending was below the cumulative monthly estimates, Medicaid spending has consistently exceeded the forecast due to higher than projected sustained enrollment levels and the timing of planned health care provider recoupments noted above.
In response to initial delays in the Federal approval of planned FY 2022 through FY 2024 State Directed Payments (DPT), the State advanced over $1.7 billion in State-only payments to distressed providers for immediate cash flow relief. Of the total $1.7 billion, $600 million is expected to be reimbursed by providers in FY 2024. The remaining provider reimbursements to the State are expected to be delayed, resulting in $1.1 billion in additional Medicaid spending in FY 2024 that is anticipated to be repaid in FY 2025. The Updated Financial Plan reflects the delay, which drives initial costs in FY 2024 with expected recoupment in FY 2025 via the Mental Hygiene Stabilization Fund (MHSF), which adjusts Office for People with Developmental Disabilities (OPWDD)-related local share expenses outside of the Department of Health (DOH) Global Cap. This adjustment has with no impact on mental hygiene service delivery or operations.
In addition, spending is increased to reflect a planned $1.7 billion pension prepayment. Other savings compared to the Mid-Year Update to the Financial Plan include increased Health Care Reform Act (HCRA) and other receipts that offset upward revisions to Medicaid spending, and other downward revisions to spending projections based on results to date.
DOB estimates the General Fund will end FY 2024 with a closing balance of $45 billion. Excluding the PTET reserve for the timing of PTET/PIT credits and the reserve for extraordinary monetary settlements to fund existing liabilities, commitments, and projects, DOB projects the State will end FY 2024 with a General Fund cash balance of $30 billion.
General Fund Financial Plan Overview
General Fund receipts are affected by the deposit of dedicated taxes in other funds for debt service and other purposes, the transfer of balances between funds of the State, and other factors. Three significant factors affect reported General Fund tax receipts, as described below.
First, changes in debt service on State-supported revenue bonds affect General Fund tax receipts. The State utilizes bonding programs where tax receipts are deposited into dedicated debt service funds (outside the General Fund) and used to make debt service payments. After satisfying debt service requirements for these bonding programs, the balance is transferred to the General Fund.
Second, the STAR program is funded from PIT receipts, with changes in the State-supported cost of the program affecting reported PIT receipts.
Lastly, beginning in FY 2022, the PTET program began affecting reported General Fund tax collections.
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General Fund disbursements are affected by the level of financing sources available in other funds, transfers of balances between funds of the State, and other factors that may change annually. For example, education and health care programs are affected by the level of financing sources (i.e., HCRA and lottery/gaming receipts) available in other funds. Projected spending also reflects DOB’s cautious estimates of disbursements, a practice that provides a cushion for potential receipts shortfalls and unanticipated costs.
FY 2025 Executive Budget Financial Plan
 Receipts
General Fund receipts, including transfers from other funds, are estimated to total $106.5 billion in FY 2025, an increase of $1.5 billion (1.4 percent) from FY 2024.
General Fund tax receipts including transfers after payment of debt service are estimated to total $93.3 billion in FY 2025, an increase of $2.2 billion (2.4 percent) from FY 2024 excluding the impact of PTET and debt prepayments. The increase reflects slow economic growth forecasts which will lead to modest growth in PIT receipts, small growth in consumption taxes and a decrease in business taxes.
PIT receipts, excluding PTET and debt prepayments, are estimated to total $63 billion in FY 2025, an increase of $2.8 billion (4.7 percent) from FY 2024. The increase reflects increases in withholding, current estimated payments for tax year 2024, extension payments for tax year 2023, final returns, and delinquencies. These gross receipts increases are slightly offset by an increase in total refunds, primarily driven by the State/City offset and advanced credit payments.
Consumption/use tax receipts, excluding debt prepayments, are estimated to total $18.3 billion in FY 2025, an increase of $253 million (1.4 percent) from FY 2024. This increase reflects small growth in the sales tax base.
Business tax receipts, excluding PTET, are estimated at $9.8 billion in FY 2025, a decrease of $277 million (-2.7 percent) from FY 2024. The decrease primarily reflects an increase in Corporate Franchise Tax (CFT) refunds partially offset by an increase in CFT and bank tax audit receipts.
Other tax receipts, including transfers after payment of debt service on Clean Water/Clean Air (CW/CA) Bonds, are expected to total $2.2 billion in FY 2025, a decrease of $577 million from FY 2024. This is primarily due to the expectation that super-large estate tax payments return to more typical trends in FY 2025.
Miscellaneous receipts are projected to decrease by $761 million from FY 2024 mainly due to a reduction in investment income attributable to lower forecasted interest rates and reserve balances.
Non-tax transfers in FY 2025 includes a transaction risk reserve that offsets total projected transfers from other funds and provides a hedge against risks to receipts that may materialize later in the fiscal year, which totals $2 billion in FY 2025. In addition, debt service prepayments resulted in the early retirement of bonds that lower the debt service costs for the DHBTF by $428 million in FY 2025, which lowers the transfer from DHBTF by a commensurate amount. Excluding the risk reserve and debt prepayments, total non-tax transfers are estimated at $3.8 billion in FY 2025, an increase of $125 million from FY 2024 driven by transfers from various non-general funds, including the Indigent Legal Services fund.
 Disbursements
General Fund disbursements, including transfers to other funds, are expected to total $107.6 billion in FY 2025, an increase of $4.1 billion (4.0 percent) from FY 2024. The annual change in spending is in large part due to increased funding for Foundation Aid, Medicaid, and continued time-limited support to the City of New York for asylum seeker assistance.
Assistance and grants spending is estimated to total $77.4 billion in FY 2025, an increase of $3.4 billion from FY 2024. General Fund spending for education and health care represents nearly two-thirds of the assistance and grants spending growth. General Fund support for these programs is affected by the level of financing sources (i.e., HCRA and lottery/gaming receipts) available in other funds.
General Fund support for School Aid is estimated to increase by $972 million (3.4 percent) on a State fiscal year basis, reflecting a SY 2025 increase in Foundation Aid consistent with the ten- year average annual change in CPI, excluding the highest and lowest years (2.4 percent) and assumed growth in expense-based reimbursement programs. Additionally, this
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increase reflects the annualization of the historic $3.0 billion SY 2024 School Aid increase, which was driven primarily by the final year of the three-year phase in of the Foundation Aid formula.
Medicaid spending is projected to grow by $3.6 billion, primarily due to the $1.6 billion in additional Global Cap spending allowance to support enrollment and escalating MLTC growth and $1.3 billion in prior investments to support home health and personal care workers that were initially supported by Home and Community-Based (HCBS) eFMAP.
Other assistance and grants growth is primarily the result of continued State support of an expanded level and eligibility of child care subsidies and victim of crime assistance previously funded with Federal resources; added child welfare services funding for local social services districts; increased operating support to SUNY and CUNY senior colleges; and additional one-time funding to support asylum seeker assistance in the City of New York.
General Fund agency operations costs, including fringe benefits, are expected to total $21.4 billion in FY 2025, a decrease of $890 billion from FY 2024, driven primarily by the prepayment of the FY 2025 pension obligation in FY 2024, partially offset by health insurance growth, Judicial staffing and operational increases, and a lowered projection of FEMA reimbursements for prior year COVID-19 pandemic related eligible spending.
Excluding the impact of FEMA reimbursement, State Operations spending growth for executive agencies reflects investments in cybersecurity and information technology (IT), the cost of deploying the National Guard to assist the City of New York with providing care for asylum seekers and continued staffing increases across various agencies to address post-COVID-19 pandemic staffing shortages.
The Judiciary spending plan includes a substantial increase in FY 2025 to support judicial pay raises for State judges, general salary increases for non-judicial staff, implementing a paid parental leave program, staffing increases to return to pre-COVID-19 pandemic workforce levels, new court clerks and attorneys, and costs associated with four court officer academy classes. In addition, the Judicial budget request includes funding for twenty new judgeships, twenty-eight family court and five City of New York housing court judges, including supporting staff for each.
Fringe benefit costs are expected to decrease in FY 2025 primarily due to the prepayment of the FY 2025 pension obligation in FY 2024, partially offset by increased Health Insurance costs.
Excluding the debt service reclassification described above, General Fund transfers to Other Funds are projected to total $8.4 billion in FY 2025, an increase of $1.2 billion from FY 2024. The growth is mainly attributable to transfers supporting capital projects driven by the timing of bond proceed reimbursements, and the continued use of PAYGO capital to avoid the issuance of high-cost taxable debt. Other transfer increases include additional operating aid for SUNY and additional support to DOH facilities.
 FY 2025 Closing Balance
Excluding the PTET reserve for the timing of PTET/PIT credits and the reserve for extraordinary monetary settlements to fund existing commitments and projects, DOB projects the State will end FY 2025 with a General Fund cash balance of $28.9 billion, a decrease of $1.1 billion from the FY 2024 closing balance. The decrease is mainly due to the planned use of debt management reserves, and resources made available in the prior year to reduce budget gaps, partially offset by a planned increase for the reserve for labor settlements/agency operations.
Updated FY 2024 Financial Plan
 Receipts
General Fund receipts, including transfers from other funds, are estimated to total $105 billion in FY 2024, an increase of $1.8 billion (1.8 percent) from FY 2023.
General Fund tax receipts including transfers after payment of debt service are estimated to total $91.1 billion in FY 2024, a decrease of $9.9 billion (-9.8 percent) from FY 2023 excluding the impact of PTET and debt prepayments. The decrease reflects the effects of softening economic conditions on PIT revenues, in addition to declines in CFT receipts and estate tax receipts. The prepayment of debt service due in future years reduces reported PIT receipts in the fiscal year in which the payments are made and increases PIT receipts in the fiscal years in which the debt service was originally scheduled to be
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paid. Debt prepayments reduce General Fund PIT receipts by $4.1 billion in FY 2023 and increase PIT receipts by $3.2 billion in FY 2024. Including these prepayments, but excluding PTET, tax receipts are estimated to decrease by $1.4 billion from FY 2023.
PIT receipts, excluding PTET and debt prepayments, are estimated to total $60.2 billion in FY 2024, a decrease of $9.5 billion (-13.7 percent) from FY 2023. The decrease reflects reduced extension payments for tax year 2022 driven by a strong decline in nonwage income, coupled with declines in current estimated payments, final returns and delinquencies, offset by a decrease in total refunds primarily attributable to the expiration of the 2022 Homeowner Tax Rebate Credit.
Consumption/use tax receipts, excluding debt prepayments, are estimated to total $18 billion in FY 2024, an increase of $537 million (3.1 percent) from FY 2023. This increase reflects moderate growth in the sales tax base.
Business tax receipts, excluding PTET, are estimated at $10.1 billion in FY 2024, a decrease of $286 million (-2.8 percent) from FY 2023. The decrease primarily reflects a decrease in CFT and bank tax audit receipts to recent trend levels.
Other tax receipts, including transfers after payment of debt service on CW/CA Bonds, are expected to total $2.8 billion in FY 2024, a decrease of $603 million from FY 2023. This is primarily due to fewer super-large estate tax payments being received in FY 2024, as well as a decline in real estate transfer tax receipts as the market continues to cool off.
Miscellaneous receipts are projected to increase by $686 million from FY 2023 mainly due to historically high investment income receipts associated with high interest rates and large fund balances associated with the timing of PTET receipts.
Non-tax transfers are estimated to total $4.2 billion in FY 2024, an increase of $868 million from FY 2023. The change is mainly attributable to higher projected transfers from the Health Care Transformation, Mental Health Services, Tribal State Compact and Indigent Legal Services funds.
 Disbursements
General Fund disbursements, including transfers to other funds, are expected to total $103.5 billion in FY 2024, an increase of $10.7 billion (11.5 percent) from FY 2023. The annual change in spending is in large part due to increased funding to fully fund Foundation Aid for schools, provide additional funding to hospitals, support health care providers and workers, assist the City of New York with the influx of asylum seekers, and expand funding for many other programs and services. In addition, eFMAP expired at the end of the third quarter of FY 2024, which has temporarily lowered State-share spending and increased the Federal share of Medicaid costs, driving higher spending in FY 2024. Furthermore, in response to initial delays in the Federal approval of planned FY 2022 through FY 2024 State DPT, the State advanced over $1.7 billion in State-only payments to certain providers to relieve immediate cash flow needs. The provider reimbursements to the State are expected to be delayed, resulting in $1.1 billion in additional Medicaid spending (funded with Financial Plan resources through MHSF) in FY 2024 that is expected to be repaid in FY 2025.
Assistance and grants spending is estimated to total $74 billion in FY 2024, an increase of $11.2 billion from FY 2023. General Fund spending for education and health care represents nearly half of the assistance and grants spending growth. General Fund support for these programs is affected by the level of financing sources (i.e., HCRA and lottery/gaming receipts) available in other funds.
General Fund support for School Aid is estimated to increase by $3.2 billion (12.6 percent) on a State fiscal year basis, primarily reflecting the final year of the three-year phase-in of full funding of the current Foundation Aid formula, expansion of State-funded full-day prekindergarten programming for four-year-old children and assumed growth in expense-based aids.
Medicaid spending is projected to grow by $1 billion due to investments in health care and provider reimbursement associated with the authorization to increase the State’s minimum wage, offset by savings resulting from the transition of the pharmacy benefit from Managed Care to Medicaid Fee-for-Service, the phase down of the eFMAP extension through December 31, 2023, and actions to maintain spending within the Global Cap.
Other assistance and grants growth is primarily the result of additional assistance to the MTA to address operating shortfalls, initiatives and investments to improve mental health care services, expanded access to affordable housing, additional support for public safety initiatives, wage increases, emergency rental and rental arrears assistance and landlord aid programs,
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including legal services for tenants facing eviction, and a significant level of one-time funding to support asylum seeker assistance in the City of New York.
General Fund agency operations costs, including fringe benefits, are expected to total $22.3 billion in FY 2024, an increase of $641 million from FY 2023, driven primarily by the prepayment of the FY 2025 pension obligation in February 2024, partially offset by FEMA reimbursements for prior year COVID-19 pandemic related eligible spending. State Operations spending growth for executive agencies reflects efforts to modernize health reporting systems, conduct additional State Police recruiting classes, increase inpatient beds in State-operated Psychiatric Centers, and provide additional enforcement to curb the illegal sale of cannabis. Additionally, the cost of deploying the National Guard to assist the City of New York with providing care for asylum seekers. Judiciary spending is projected to increase in FY 2024 driven by increases to the assigned counsel rate for attorneys providing services to indigent persons. Fringe benefit costs are expected to increase in FY 2024 primarily due to the pension prepayment in FY 2024 and increased costs of providing health and pension benefits to current and retired employees. These increases were partially offset by a $920 million payment to the Retiree Health Benefit Trust Fund (RHBTF) and the advancement of certain health insurance payments in FY 2023.
General Fund transfers to Other Funds are projected to total $7.2 billion in FY 2024, a decrease of $1.1 billion from FY 2023. The decline is mainly attributable to routine delays and lower spending for capital projects funded with General Fund resources, as well as the timing of bond proceed reimbursements, and lower Health Care Transformation and Dedicated Mass Transportation Trust Fund transfers. These declines are partially offset by increased transfers to SUNY for transformational initiatives at campuses that support innovation, help meet workforce needs, and provide student support.
 FY 2024 Closing Balance
Excluding the PTET reserve for the timing of PTET/PIT credits and the reserve for extraordinary monetary settlements to fund existing commitments and projects, DOB projects the State will end FY 2024 with a General Fund cash balance of $30 billion, an increase of $2.5 billion from the FY 2023 closing balance. The increase is mainly due to resources set aside for asylum seeker assistance, a planned increase for the reserves for labor settlements/agency operations and additional net resources expected to be available at year-end that are carried forward to reduce the budget gaps in subsequent years. The Pandemic Assistance Reserve is expected to be exhausted in FY 2024 to fund planned commitments delayed from prior years.
Cash Flow
State Finance Law authorizes the General Fund to borrow money temporarily from available funds held in the Short-Term Investment Pool (STIP). Loans to the General Fund are limited to a term not to exceed four months or the end of the fiscal year, whichever is shorter. The resources that can be borrowed by the General Fund are limited to available balances in STIP, as determined by OSC. Available balances include money in the State’s governmental funds and a relatively small amount of other money belonging to the State that is held in internal service and enterprise funds, as well as certain agency funds. Several accounts in Debt Service Funds and Capital Projects Funds that are part of All Governmental Funds are excluded from the balances deemed available in STIP. These excluded funds consist of bond proceeds and money obligated for debt service payments.
The Executive Budget continues to authorize short-term financing for liquidity purposes during the fiscal year. In doing so, it provides a tool to help the State manage cashflow, if needed, and more effectively deploy resources. Specifically, the authorization allows for the issuance of up to $4 billion of PIT revenue anticipation notes which mature no later than March 31 of the fiscal year in which they are issued. Borrowed amounts may not be extended or refinanced beyond the initial maturity. The Updated Financial Plan does not assume the use of short-term financing for liquidity purposes during FY 2025. DOB evaluates cash results regularly and may adjust the use of notes based on liquidity needs, market considerations, and other factors.
DOB expects that the General Fund will have sufficient liquidity in FY 2025 to make all planned payments as they become due. The State continues to reserve money on a quarterly basis for debt service payments financed with General Fund resources. Money to pay debt service on bonds secured by dedicated receipts, including PIT bonds and Sales Tax Revenue bonds, continues to be set aside as required by law and bond covenants.
PTET Financial Plan Impact
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The U.S. Department of the Treasury (Treasury) and the Internal Revenue Service (IRS) have determined that State and local income taxes imposed on and paid by a partnership or an S corporation on its income, such as the PTET, are allowable as a Federal deduction to taxable income. In November 2020, the IRS released Notice 2020-75, which announced that the Treasury and IRS intend to issue clarifying regulations with respect to such pass-through taxes.
As part of the State’s continuing response to Federal tax law changes, legislation was enacted in FY 2022 to allow an optional PTET on the New York-sourced income of partnerships and S corporations. Qualifying entities that elect to pay PTET pay a tax of up to 10.9 percent on their taxable income at the partnership or corporation level, and their individual partners, members and shareholders receive a refundable PIT credit equal to the proportionate or pro rata share of taxes paid by the electing entity. Additionally, the program includes a resident tax credit that allows for reciprocity with other states that have implemented substantially similar taxes, which currently includes Connecticut and New Jersey.
DOB expects that the PTET will, on a multi-year basis, be revenue neutral for the State. However, because the PTET credits are not necessarily realized by taxpayers within the same fiscal year that PTET revenue is received by the State, the PTET will not be revenue-neutral to the State within each fiscal year. The Updated Financial Plan includes an estimate for PTET within business taxes and the corresponding decrease in PIT receipts. It is expected that the tax benefit accompanying the PTET program will end in 2025 due to the scheduled expiration of the SALT deduction cap under current Federal law. Therefore, the estimates in the Updated Financial Plan reflect the assumption that entities cease to participate in the later years of the Financial Plan period.
In December 2021, electing entities began making estimated PTET payments that were classified as business taxes and totaled $16.4 billion in FY 2022. The entire amount was set aside for purposes of offsetting the decrease in PIT receipts in FY 2023 and beyond. A portion of the reserve balance will cover the difference between PTET collections and related PIT credits and is expected to be depleted when the program utilization ceases.
In tax year 2021, taxpayers could not reduce their current estimated PIT payments for PTET, because enrollment in the PTET was not completed until late 2021 and affected taxpayers were not statutorily authorized to do so. PIT credits may be claimed on the tax return in the following fiscal year, or they can be reflected sooner through reductions in estimated payments.
Taxpayers recognized a substantial portion of PTET PIT credits through current estimated payments beginning tax year 2022. The State estimates that similar behavior occurred in tax year 2023 and this behavior is expected to reoccur in future years. FY 2023 PIT collections were reduced by credits for most tax year 2021 PTET collections (through extensions and refunds) and a portion of tax year 2022 PTET collections (through reductions in current estimated PIT payments).
The State estimates that FY 2024 PIT collections will be reduced by credits attributable to PTET collections for tax years 2021 through 2023. In FY 2025, the State expects to continue to collect PTET and pay PIT credits connected with the program for tax years 2022 through 2024.
State Operating Funds Spending Summary
State Operating Funds encompass the General Fund and a wide range of State activities funded from revenue sources outside the General Fund, including dedicated tax revenues, tuition, income, fees, and assessments. Many activities funded with these dedicated revenue sources often have no direct bearing on the State’s ability to maintain a balanced budget in the General Fund but are captured in State Operating Funds.
Certain financing sources available in other funds support spending that impacts General Fund disbursements as revenues fluctuate. For example, education and health care programs are affected by the level of financing sources (i.e., HCRA and lottery/gaming receipts) available in other funds.
 Assistance and Grants
Nearly three-quarters of State spending is for assistance and grants that include payments to local governments, school districts, health care providers, managed care organizations, and other entities, as well as financial assistance to, or on behalf of, individuals, families, and not-for-profit organizations. School Aid and Medicaid account for approximately half of total State Operating Funds spending.
Over the past three years, assistance and grants funding has increased substantially with enhanced funding for education, health care and nearly all other programs, as well a significant amount of spending for time-limited asylum seeker assistance.
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School Aid spending for SY 2025 is estimated at $35.3 billion, representing an annual increase of $921 million (2.7 percent), inclusive of the State’s full takeover of funding for prekindergarten expansion grants previously supported with Federal ARP funds. This annual growth is primarily driven by increased funding for Foundation Aid ($507 million), reflecting the use of the ten-year average growth rate in the consumer price index (2.4 percent), increased support for expense based reimbursement programs and additional support for the State takeover of Universal Prekindergarten (UPK) and Statewide Universal Full-Day Prekindergarten (SUFPK) expansion grants that were initially supported with Federal ARP Elementary and Secondary School Emergency Relief (ESSER) funds.
DOH Medicaid assistance and grants spending, excluding the effect of the temporary eFMAP, is estimated at $30.4 billion in FY 2025, an annual increase of 10.9 percent. Medicaid costs reported under the Global Cap are projected to increase by $1.6 billion in FY 2025, consistent with the updated growth index. Higher spending is attributable to increased MLTC enrollment and price growth as well as increased home and personal care utilization and costs, expanded access to health coverage, and higher provider reimbursements. The remaining growth is attributable to costs reported outside of the Global Cap and is mainly driven by home care and minimum wage for health care providers ($1.3 billion) and financial relief to counties and the City of New York associated with full coverage of the local share of spending growth ($183 million). A portion of Medicaid-related expenses of OPWDD will be funded outside of the DOH Global Cap to provide spending room for State DPT payments and concurrent recoupments in FY 2025.
State Medicaid spending is also affected by the Federal government’s increased share of Medicaid funding through eFMAP. The estimated State benefit of the eFMAP in FY 2024 is $1.7 billion. State-share savings from eFMAP have and continue to be used to offset increased costs associated with persistently elevated COVID-19 pandemic related enrollment, asylum seeker assistance, and lost Medicaid Redesign Team II (MRT II) savings due to Federal restrictions regarding program restructuring while the eFMAP remained in place. These costs and most of the eFMAP are outside of the Global Cap and are funded through the Mental Hygiene Stabilization Fund.
Mental Hygiene spending growth provides increased support for targeted investments in services to ensure individuals with developmental disabilities, mental illness, substance use disorders and problem gambling have appropriate access to care. The increases in funding include a 1.5 percent human services COLA, investing in supported housing to account for annual property-related cost increases, new service opportunities for people with intellectual and developmental disabilities, and expanding the Special Olympics in New York State.
Transportation spending is projected to decrease due to one-time funding to the MTA in FY 2024 to address extraordinary financial impacts resulting from the COVID-19 pandemic, partially offset by a projected increase in dedicated transit and General Fund aid.
Social Services spending increases are mainly driven by and funding for services and assistance to the City of New York for asylum seekers. Other investments include increased funding for child care, the Empire State Supportive Housing Initiative (ESSHI), Child Welfare, Public Assistance, Supplemental Security Income, Safety Net Assistance, Rent Supplement, After School Programs and a 1.5 percent COLA for eligible programs. Spending for emergency rental assistance and landlord aid programs are expected to decline in FY 2025 as the programs wind down.
Higher education spending is projected to grow by 3.6 percent in FY 2025, primarily reflecting the continued expansion of TAP for part-time students in degree-granting programs as well as students enrolled in nondegree workforce credentialing programs at public institutions, increased operating support for CUNY senior colleges and the projected disbursement of the State endowment match to SUNY University Centers.
Increased funding for All Other Education Programs in FY 2025 is largely driven by the Executive Budget’s inclusion of $100 million for Supplemental Assistance Grants to provide additional aid to school districts for SY 2025. Growth also reflects the continued impact of a 6.25 percent SY 2024 COLA for special education program tuition rates, the return of program enrollments to pre-COVID- 19 pandemic levels and continuation of the State-funded initiative to incentivize qualifying low- income public and nonpublic schools to participate in the Community Eligibility Provision (CEP) program, allowing all students in those schools to eat breakfast and lunch at no charge regardless of their families’ income.
The decline in other assistance and grants spending is due mainly to the expected delay of provider reimbursements of State DPT to the State, resulting in $1.1 billion in additional spending in FY 2024 that is expected to be repaid in FY 2025; one-time funding for Health care and Direct care workers bonuses (both funded with Financial Plan resources through MHSF); and a nonrecurring investment in energy affordability. This decline is partially offset by additional funding for public health,
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including CHP; State support for victim of crime assistance previously funded with Federal resources; dedicated resources to combat retail theft; domestic violence initiatives; Indigent Legal Services (ILS); and State matching funds provided under the Public Campaign Finance program.
 State Operations/GSCs
Operating costs for State agencies include salaries, wages, fringe benefits, and Non-Personal Service (NPS) costs (e.g., supplies, utilities) and comprise about a quarter of State Operating Funds spending.
Growth in operational spending for executive agencies is driven primarily by investments in cybersecurity and information technology, the cost of deploying the National Guard to assist the City of New York with providing care for asylum seekers, and modest staffing increases across various agencies. Federal reimbursement for prior year State costs incurred for COVID-19 pandemic response and recovery efforts is projected to decline year over year.
University systems spending growth in FY 2025 reflects projected increases in recurring operating aid support for SUNY State-operated campuses, additional support for operating expenses at the State University Health Sciences Center at Brooklyn and/or the SUNY Hospital at Brooklyn, as well as funding for the Empire State Service Corps, SUNY’s share of the NY SWIMS initiative, micro-credential programs, the State Weather Risk Communication Center, and operating costs for SUNY’s participation in the Empire Al consortium. In addition to tuition and fee revenue, the State provides direct operating support to SUNY annually via a transfer from the General Fund, totaling approximately $1.4 billion in FY 2025, and pays the fringe benefit costs of employees at SUNY State-operated campuses, which is projected to total $1.9 billion in FY 2025. The State also continues to pay a share of the debt service costs on bond financed capital projects at SUNY which is projected to total approximately $612 million in FY 2025.
Judiciary spending growth of 7.6 percent is driven by staffing requests to fund judicial pay raises for State judges, general salary increases for non-judicial staff, twenty new judgeships, twenty-eight family court judges, five City of New York housing judges, as well as new support staff and other staffing initiatives aimed at returning fills to pre-COVID-19 pandemic levels, including new court clerks and attorneys. The Judiciary also requested funding to hold four court officer academy classes, implement a paid parental leave program, increase support for child and civil legal service providers, expand mental health court services, support several anti-bias and justice initiatives, accommodate court facility cleaning costs, and provide for health insurance and pension cost increases.
The operating costs for the offices of independently elected officials (Attorney General, Comptroller, and Legislature) are projected to grow by 4.4 percent. This growth is driven by payments for salary increases pursuant to existing contracts, increased staffing to support increased caseloads caused by recently enacted legislation and general salary increases for legislative staff.
The decline in General State Charges (GSCs) is due mainly to the planned prepayment of FY 2025 pension obligations in February 2024, partially offset by growth in health insurance costs, attributed to the rising cost of health care and prescription drugs.
OTHER MATTERS AFFECTING THE FINANCIAL PLAN
Federal Risks
The amount and composition of Federal funds received by the State have changed over time because of legislative and regulatory actions at the Federal level and will likely continue to change. Congress has and is expected to continue to need to act to increase or suspend the debt limit to avoid delaying payments and/or defaulting on debt obligations. The Updated Financial Plan may also be adversely affected by other Federal government actions including audits, disallowances, changes to Federal participation rates or other Medicaid rules, and discretionary spending reductions. In addition, the Updated Financial Plan assumes Federal reimbursement of previously incurred pandemic response and recovery costs. However, there can be no assurance that FEMA will approve claims for the State to receive reimbursement in the amounts or in the State fiscal years projected in the Updated Financial Plan.
Debt Limit. A Federal government default on payments, particularly for a prolonged period, could have a materially adverse effect on national and state economies, financial markets, and intergovernmental aid payments. Specific effects on the Updated Financial Plan resulting from a future Federal government default are unknown and impossible to predict. However,
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data from past economic downturns suggests that the State’s revenue loss could be substantial if there was an economic downturn due to a Federal default.
A payment default by the Federal government may also adversely affect the municipal bond market. Municipal issuers, including the State and its public authorities and localities, could face higher borrowing costs and impaired access to capital markets. This would jeopardize planned capital investments and projects. Additionally, the market for, and market value of, outstanding municipal obligations, including municipal obligations of the State and its public authorities, could be adversely affected.
Aid Reductions. Any significant reductions in Federal aid could have a materially adverse impact on the Updated Financial Plan. Health care and human services receive significant Federal funding and may be particularly affected by potential changes in Federal aid.
Federal funding for Medicaid is subject to review by CMS every five years and is currently extended through March 31, 2027, which supports the Medicaid Managed Care Programs, Children’s HCBS, and self-direction of personal care services.
In September 2022, the State requested $13.5 billion in new Federal Medicaid funding, over a five-year period, to address health disparities exacerbated by the COVID-19 pandemic. On January 9, 2024, CMS approved a $6 billion waiver over a three-year term in response to the State’s request. The funding will enable New York to help support social, physical, and behavioral health care services throughout the State. However, the anticipated agreement requires a total of $1.7 billion in additional State resources, which have been assumed in the Updated Financial Plan over the same period. Given the time limit on the Federal funding, these services will be discontinued at the end of the term absent an extension by the Federal government. Accordingly, there is no State or Federal funding included in the Updated Financial Plan projections beyond the term period.
Financial Plan Projections
The Updated Financial Plan projections and the assumptions they are based on are subject to a myriad of risks, including, but not limited to, economic, social, financial, political, public health, and environmental risks and uncertainties. The projections of receipts and disbursements in the Updated Financial Plan are based on reasonable assumptions at the time they were prepared. DOB is unable to provide any assurance that actual results will not differ materially and adversely from these projections.
Receipts. State tax collections are economically sensitive and are affected by the condition of the State and national economies, as well as Federal tax law changes. Uncertainties and risks that may affect the economic and receipts forecasts include, but are not limited to: national and international events; inflation; consumer confidence; commodity prices; supply chain disruptions; major terrorist events; hostilities or war; climate change and extreme weather events; severe epidemic or pandemic events; cybersecurity events; Federal laws and regulations; financial sector compensation; capital gains; and monetary policy affecting interest rates and the financial markets.
The Tax Cuts and Jobs Act of 2017 (TCJA) made major changes to the Federal Internal Revenue Code, most of which were effective in tax year 2018. The TCJA made extensive changes to Federal PIT, corporate income taxes, and estate taxes. One key impact of the TCJA on New York State taxpayers is the $10,000 limit on the deductibility of SALT payments, which, until its scheduled expiration after 2025, represents a large increase in the State’s effective tax rate relative to historical experience. The Updated Financial Plan estimates of tax receipts assume the SALT deduction cap is not extended or modified after 2025.
The projection of non-tax receipts and other available resources assumes various transactions will occur as planned, including, but not limited to: receipt of Federal aid; certain payments from public authorities; revenue sharing payments under the Tribal-State Compacts; and the collection of fines, fees and other receipts at levels to support operations, offset General Fund costs and transfer of available fund balances to the General Fund. It should be noted that General Fund Medicaid and School Aid spending remains sensitive to revenue performance that finance a portion of these program costs.
Disbursements. Projections and timing of disbursements are subject to many of the same risks listed above for receipts, as well as assumptions which may have additional risks including, but not limited to: the level of wage and benefit increases for State employees; changes in the size of the State’s workforce; factors affecting the State’s required pension fund contributions; the availability of Federal reimbursement, including Federal COVID-19 pandemic emergency assistance; the receipt of Federal approvals necessary to implement the Medicaid savings actions; unanticipated growth in public assistance programs, including the assumed level of utilization of newly expanded benefits; the ability of the State to implement cost
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reduction initiatives, including reductions in State agency operations, when established, and the success with which the State controls expenditures; and the ability of the State and its public authorities to issue securities successfully in public credit markets. Some of these issues are described in more detail herein.
Public Health Insurance Programs/Public Assistance. Historically, the State has experienced growth in Medicaid enrollment and public assistance caseloads during economic downturns due mainly to increases in unemployment. Many people who were laid off or otherwise experienced a decrease in family income in 2020 and 2021 due to the COVID-19 pandemic became qualifying enrollees and began to participate in public health insurance programs such as Medicaid, EP, and CHP. Due to Federal requirements, participants in these programs remained eligible for coverage for 12 continuous months regardless of changes in employment or income levels that may otherwise make them ineligible.
Beginning in June of 2023, the State resumed eligibility redeterminations for approximately 9 million public health insurance enrollees to be completed over a fourteen-month period, consistent with CMS requirements. Based on experience to date, disenrollment is expected to be significantly less than initially projected and the State is expected to retain a greater proportion of COVID-19 era enrollees than other states. The State estimates over 600,000 people will remain enrolled relative to pre-COVID-19 pandemic levels of enrollment.
Currently, only non-citizens with certain immigration statuses are eligible for Federal and/or State benefits, including those Permanently Residing Under Color of Law (PRUCOL). While the term PRUCOL is not an immigration status, it is a public benefit category used by the Office of Temporary and Disability Assistance (OTDA) for the purposes of determining eligibility for Safety Net Assistance and by DOH for determining Medicaid eligibility. Recent administrative actions taken to align the OTDA and DOH definitions of PRUCOL are expected to result in more households becoming eligible for Safety Net Assistance and increase State costs.
Extraordinary Aid to Hospitals. The State provides a substantial amount of supplemental funding to all hospitals beyond traditional Medicaid rates and payments through various programs and grants, including the Vital Access Provider Assurance Program, Value-Based Quality Improvement Program, Graduate Medical Education Incentive Pool, and various other pools. Currently, 75 of 261 New York hospitals (29 percent) are financially distressed - a 200 percent increase from FY 2017 that has driven a concomitant 432 percent increase in Federal/State fiscal assistance to these entities. Many hospitals responsible for supporting medical needs in underserved communities across the State, including those with higher rates of uninsured individuals and government payor mix, have been further stressed financially due to the pandemic. Despite hospitals in the State receiving roughly $11 billion in COVID-19 pandemic related assistance paid by the Federal government, many continue to struggle. To strengthen the financial position of certain financially distressed providers, the State has provided substantial one-time funding to certain facilities on top of the $984 million in ongoing annual base support provided in aggregate to all hospitals statewide. An additional $800 million was provided in FY 2023 ($100 million recurring) and another $500 million in FY 2024.
The importance of the hospital industry to local communities for purposes of accessing critical health care services, as well as other social and economic benefits, creates the potential for increased cost pressure within the Financial Plan should the State continue to assist hospitals. There can be no assurance that the State will not continue to commit to additional funding, as many facilities, including those which are not currently fiscally distressed, continue to seek State support.
Opioid Settlement Fund. The Attorney General and DFS have reached significant opioid related settlements with several corporations for their roles in helping fuel the opioid epidemic. As a result of the settlements, the State and its subdivisions are expected to receive payments over multiple years extending through 2040 which total more than $2.7 billion. A portion of this total will be paid directly to localities under the terms of the settlements, with the remainder paid to the State. The Financial Plan will be updated pending confirmation of the timing and value of the share of the settlements that the State will receive.
The State’s share of these settlements will be deposited into the Opioid Settlement Fund pursuant to Chapter 190 of the Laws of 2021, as amended by Chapter 171 of the Laws of 2022. Money within the Opioid Settlement Fund will be used to supplement funding for substance use disorder prevention, treatment, recovery, and harm reduction services or programs and/or for payments to local governments pursuant to such settlements or judgments. Detailed descriptions of prior settlements are available in previous Financial Plan publications.
Litigation Risk. The Updated Financial Plan forecast is subject to litigation risk. Litigation against the State may challenge the constitutionality of various actions with fiscal implications. Furthermore, certain adverse decisions may not meet the
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materiality threshold to warrant a description in the AIS Update but, in the aggregate, could still negatively affect the forecasts and projections contained in the Updated Financial Plan.
Financial Plan Risk Management. In developing the Financial Plan, DOB attempts to mitigate financial risks, with an emphasis on the General Fund. It does this by, among other things, exercising caution when calculating total General Fund disbursements and managing the accumulation of financial resources. Such resources include but are not limited to: fund balances that are not needed each year; reimbursement for capital advances; and prepayment of expenses, subject to available resources, to maintain budget flexibility. DOB routinely executes cash management actions to manage the State’s large and complex budget. These actions are intended to improve the State’s cash flow, manage resources within and across State fiscal years, adhere to spending targets, and better position the State to address unanticipated costs, including economic downturns, revenue deterioration, and unplanned expenses. There is no guarantee that such financial resources or cash management actions will be sufficient to address risks that may materialize in a given fiscal year.
In addition, there can be no assurance that the State’s financial position will not change materially and adversely from current projections. If this were to occur, the State may be required to take additional gap-closing actions to preserve General Fund balance. Such actions may include but are not limited to: reductions in State agency operations; delays or reductions in payments to local governments or other recipients of State aid; delays in or suspension of capital maintenance and construction; extraordinary financing of operating expenses; and use of non-recurring resources. In some cases, the ability of the State to implement such actions requires the approval of the Legislature and cannot be implemented solely by the Governor.
Statutory Growth Caps for School Aid and Medicaid
In FY 2012, the State began utilizing spending growth caps intended to limit the year-to-year growth in the State’s two largest assistance and grants programs, School Aid and Medicaid.
School Aid. The School Aid growth cap is intended to establish a limit on the growth in School Aid so that it will not exceed the annual growth in State Personal Income, as calculated in the Personal Income Growth Index (PIGI). The statutory PIGI for School Aid is based on the average annual income growth over a ten-year period. However, the authorized School Aid increases have generally exceeded the indexed levels in recent years. Over the past three years, School Aid increases have substantially exceeded the PIGI, consistent with the State’s commitment to phase in full funding of the Foundation Aid formula. Driven primarily by the final year of this phase-in, the SY 2024 increase of $3.0 billion (9.4 percent) was substantially above the indexed PIGI rate of 4.2 percent. The proposed increase in State-funded School Aid for SY 2025 of $921 million (2.7 percent) is below the indexed PIGI rate of 3.7 percent. Projections for SY 2026 and beyond assume that School Aid growth will be limited to less than the PIGI rate and are based on estimated growth in Foundation Aid and expense-based aids.
Medicaid. Over 80 percent of DOH State Funds Medicaid spending growth is subject to the Global Cap that is intended to establish a limit for Medicaid growth. Additional State-share Medicaid spending, outside of the Global Cap, includes State costs for the takeover of Medicaid growth from local governments and reimbursement to providers for increased minimum wage costs. Prior to FY 2023, the Global Cap was previously calculated using the ten-year rolling average of the medical component of the CPI for all urban consumers and thus allowed for growth attributable to increasing costs, though not increasing utilization. To accommodate growth in factors not indexed under the prior Global Cap, beginning in FY 2023, the allowable spending growth for activities under the Global Cap is set at the five-year rolling average of health care spending, using projections from the CMS Actuary. The CMS Actuary updates the projections annually and DOB incorporates the revisions into the multi-year forecast with the Executive Budget. The new Global Cap index added a substantial amount of allowable Medicaid growth - over $16 billion covering the six-year period from FY 2023 through FY 2028.
Medicaid spending is largely driven by the aging population’s utilization of the State’s MLTC program and other programs serving seniors and dual eligibles. This combined population comprises roughly 60 percent of total Medicaid Global Cap spending and is expected to rise to nearly 70 percent by 2028 as the aging of the baby boomer population continues to grow the 65+ age cohort. The 65+ age cohort is projected to move from 9 percent of the overall State population in 2000 to 23 percent by 2030. This is expected to place a substantial amount of pressure on the Global Cap limit. There can be no assurance that costs will not exceed projections in the later years of the Updated Financial Plan absent savings and/or rate reductions.
The statutory provisions of the Global Cap grant the Commissioner of Health (the “Commissioner”) certain powers to limit Medicaid disbursements to the level authorized by the Global Cap and allow for flexibility in adjusting Medicaid projections to
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meet unanticipated costs resulting from a disaster. The Commissioner’s powers are intended to limit the annual growth rate to the levels set by the Global Cap for the then-current fiscal year through actions that may include reducing reimbursement rates to providers. These actions may be dependent upon timely Federal approvals and other elements of the program that govern implementation.
Since the enactment of the Global Cap, the portion of actual State Funds Medicaid spending subject to the Global Cap has remained at or below indexed levels. However, in certain fiscal years, DOH has taken management actions, including adjustments to the timing of Medicaid payments consistent with contractual terms, to ensure compliance with the Global Cap. Similarly, in response to initial delays in the Federal approval of planned FY 2022 through FY 2024 State DPT, the State has advanced over $1.7 billion in State-only payments to certain providers to help them cover their immediate cash flow needs. These State payments were expected to be remitted to the State by the providers upon their receipt of Federal DPT funds during FY 2024. While all Federal approvals have been granted with respect to those Federal DPT funds, the provider reimbursements to the State are expected to be delayed beyond FY 2024. This will result in upwards of $1.1 billion in additional DOH Medicaid spending incurred in FY 2024 that is expected to be received in FY 2025.
State Labor Force - Labor Negotiations and Agreements
The State negotiates multi-year collective bargaining agreements with its unionized workforce that impact personal service (PS) and fringe benefit costs.
The State’s agreements with the two largest unions - the Civil Service Employees Association (CSEA) and the Public Employees Federation (PEF) - extend through FY 2026. The agreements provide 3 percent across the board salary increases for the remaining years of the contract and a $3,000 bonus in FY 2024. The State has commenced labor negotiations with several unions for successor contracts; however, there can be no assurance that amounts informally reserved in the Updated Financial Plan for labor settlements and agency operations will be sufficient to fund the cost of future labor contracts.
Similarly, SUNY reached an agreement with United University Professions (UUP) that runs from FY 2023 to FY 2026 and provides a 2 percent across-the-board salary increase for FY 2023 and 3 percent across-the-board salary increases from FY 2024 to FY 2026. The agreement with UUP will also provide a $1,500 bonus to employees in FY 2025 and FY 2026.
The Judiciary has contracts in place with all 12 unions represented within its workforce, which include CSEA, the New York State Supreme Court Officers Association, the New York State Court Officers Association, the New York State Court Clerks Association, and eight other unions. These contracts cover a five-year period from FY 2022 through FY 2026 with terms consistent with the CSEA agreement.
Employee Benefits
Pension Contributions. The System provides pension benefits to public employees of the State and its localities (except employees of New York City, and public school teachers and administrators, who are covered by separate public retirement systems). State employees made up about 31 percent of the System’s membership as of March 31, 2023. There were 2,979 public employers participating in the System, including the State, all cities and counties (except New York City), most towns, villages and school districts (with respect to non-teaching employees), and many public authorities.
As of March 31, 2023, 695,504 persons were members of the System, and 514,629 retirees and beneficiaries were receiving pension benefits. Article 5, section 7 of the State Constitution considers membership in any State pension or retirement system to be “a contractual relationship, the benefits of which shall not be diminished or impaired.”
The State and the Judiciary make annual contributions to the New York State and Local Retirement System (NYSLRS) for employees in ERS and PFRS. This section discusses contributions to the NYSLRS, which account for most of the State’s pension costs.7 All projections are based on estimated market returns and numerous actuarial assumptions which, if unrealized, could have a materially adverse effect on these projections.

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The State’s aggregate pension costs also include State employees in the Teachers’ Retirement System (TRS) for both the SUNY and SED, the Optional Retirement Program (ORP) for both SUNY and SED, and the New York State Voluntary Defined Contribution Plan (VDC).
New York State Retirement and Social Security Law (RSSL) Section 11 directs the actuary for NYSLRS to provide regular reports on the System’s experience and to propose assumptions and methods for the actuarial valuations. Employer contribution rates for NYSLRS are determined based on investment performance in the Common Retirement Fund and
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actuarial assumptions recommended by the Retirement System’s Actuary and approved by the State Comptroller. Pension estimates are based on the actuarial report issued in August 2023.
On August 31, 2023, the Comptroller announced an increase in employer contribution rates for both ERS and PFRS which will impact expenses in FY 2025. The average employer contribution rate for ERS increased from 13.1 percent to 15.2 percent of payroll, and the average employer contribution rate for PFRS increased from 27.8 percent to 31.2 percent of payroll. The increase in rates was primarily attributed to a -4.14 percent return in the Common Retirement Fund, salary increases for active members, and administrative expenses. In addition, there was a discretionary 0.6 percent increase in the ERS rate and 1.0 percent increase in the PFRS rate due to understating certain liabilities in the previous billing rates.
As a result of the increases in the employer contribution rates, participants in the Contribution Stabilization Program will have the option to amortize a portion of their FY 2025 ERS and PFRS liability over a period of ten years. The amounts eligible for amortization are to be determined by the System’s Actuary and will be reflected in the employer’s estimate. The Updated Financial Plan does not currently assume the use of amortization.
The Updated Financial Plan reflects the prepayment of the FY 2025 ERS/PFRS pension estimate by the State in February 2024, rather than when it comes due on March 1, 2025. The anticipated $1.7 billion prepayment would achieve approximately $110 million in interest savings.
The Comptroller does not forecast pension liability estimates on a multi-year basis, requiring DOB to forecast cost for the three outyears. DOB’s multi-year pension forecast assumes growth in the salary base consistent with collective bargaining agreements and a lower rate of return compared to the current assumed rate of return by NYSLRS.
Contribution Stabilization Program. Under legislation enacted in August 2010, the State and local governments may amortize (defer paying) a portion of their annual pension costs that exceed a fixed increase. Amortization temporarily reduces the pension costs that must be paid by public employers in a given fiscal year but results in higher costs overall when repaid with interest. The full amount of each amortization must be repaid within ten years at a fixed interest rate determined by OSC. The State and local governments are required to begin repayment on new amortizations in the fiscal year immediately following the year in which the amortization was initiated. The State currently has no outstanding pension amortization liability. The FY 2024 Enacted Budget included legislation to allow public employers the option to terminate participation in the program provided they have paid in full all prior year amortizations. The State currently has no plans to withdraw from the program.
Other Post-Employment Benefits (OPEB). State employees become eligible for post-employment benefits (e.g., health insurance) if they reach retirement while working for the State; are enrolled in either NYSHIP or the NYSHIP opt-out program at the time they reach retirement; and have the required years of eligible service. The cost of providing post-retirement health insurance is shared between the State and the retired employee. Contributions are established by law and may be amended by the Legislature. The State is not required to provide funding above the Pay-As-You- Go (PAYGO) amount necessary to provide current benefits to retirees. The State continues to fund these costs, along with all other employee health care expenses, on a PAYGO basis, meaning the State pays these costs as they become due.
The State has deposited $1.2 billion to the RHBTF which was created in FY 2018 as a qualified trust under GASBS 75 and is authorized to reserve money for the payment of health benefits of retired employees and their dependents. Under current law, the State may deposit into the RHBTF, in any given fiscal year, up to 1.5 percent of the total then-current unfunded actuarial accrued OPEB liability ($62.5 billion on March 31, 2023). There are no future deposits planned at this time.
State Debt
Bond Market and Credit Ratings. Successful execution of the Updated Financial Plan is dependent on the State’s ability to market bonds. The State finances much of its capital spending, in the first instance, from the General Fund or STIP, which it then reimburses with proceeds from the sale of bonds. An inability of the State to sell bonds or notes at the level or on the timetable it expects could have a material and adverse impact on the State’s financial position and the implementation of its Capital Plan. The success of projected public sales of municipal bonds is subject to prevailing market conditions and related ratings issued by national credit rating agencies, among other factors. Future developments in the financial markets, including possible changes in Federal tax law relating to the taxation of interest on municipal bonds, may affect the market for outstanding State-supported and State-related debt.
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As of the date of the AIS Update, the major rating agencies - Fitch, Kroll, Moody’s, and S&P - have assigned the State general credit ratings of AA+, AA+, Aa1, and AA+, respectively. The State’s rating has a stable outlook from all four rating agencies. These ratings reflect the State’s economic recovery from the COVID-19 pandemic and commitment to strong reserve levels. The most recent rating action was on April 13, 2022, when Moody’s raised the State’s credit rating from Aa2 to Aa1, noting “a significant increase in resources combined with agile fiscal management that has resulted in balanced or nearly balanced budgets projected through the State’s five-year financial plan.”
Debt Reform Act Limit. The Debt Reform Act of 2000 (“Debt Reform Act”) restricts the issuance of State-supported debt funding to capital purposes only and limits the maximum term of bonds to 30 years. The Debt Reform Act limits the amount of new State-supported debt to 4 percent of State personal income, and new State-supported debt service costs to 5 percent of All Funds receipts. The restrictions apply to State-supported debt issued after April 1, 2000. DOB, as administrator of the Debt Reform Act, determined that the State complied with the statutory caps in the most recent calculation period (FY 2023).
The State enacted legislation that suspended certain provisions of the Debt Reform Act for FY 2021 and FY 2022 bond issuances as part of the State’s response to the COVID-19 pandemic. Accordingly, State-supported debt issued in FY 2021 and FY 2022 was not limited to capital purposes and is not counted towards the statutory caps on debt outstanding and debt service.
Following this temporary two-year suspension as a result of the COVID-19 pandemic, the provisions of the Debt Reform Act were reinstated for State-supported debt issued in FY 2023 and beyond. One limited exception to the Debt Reform Act remains for issuances undertaken by the State for MTA capital projects which may be issued with maximum maturities longer than 30 years. This allows bonds to be issued over the full useful life of the assets being financed, subject to Federal tax law limitations, and is consistent with the rules that would have been in effect if the projects had been directly financed by the MTA.
Current projections anticipate that State-supported debt outstanding and State-supported debt service will continue to remain below the limits imposed by the Debt Reform Act, in part reflecting the statutory suspension of the debt caps during FY 2021 and FY 2022.
Based on the most recent personal income and debt outstanding forecasts, the available debt capacity under the debt outstanding cap is expected to decline from $23.5 billion in FY 2024 to a low point of $352 million in FY 2029. This calculation includes the estimated impact of funding capital commitments with State bonds. The debt service on State-supported debt subject to the statutory cap is projected at $2.5 billion in FY 2024, or roughly $9.0 billion below the statutory debt service limit.
The State uses personal income estimates published by the Federal government, specifically the Bureau of Economic Analysis (BEA), to calculate the cap on debt outstanding, as required by statute. The BEA revises these estimates on a quarterly basis and such revisions can be significant. For Federal reporting purposes, BEA reassigns income from the state where it was earned to the state in which a person resides, for situations where a person lives and earns income in different states (the “residency adjustment”). The BEA residency adjustment has the effect of reducing reported New York State personal income because income earned in New York by non-residents regularly exceeds income earned in other states by New York residents. The State taxes all personal income earned in New York, regardless of place of residency.
Executive Budget - Debt Cap Changes. In the FY 2025 Executive Budget, the State proposes new bond-financed capital commitments that would add $3 billion in new debt over the five-year Capital Plan period. The new capital commitments and FY 2025 Executive Budget personal income forecast decrease debt capacity, which is offset by the assumptions that the State will issue bonds on a slower schedule and there will be more underspending on capital projects. Debt capacity also reflects the suspension of the Debt Reform Act for FY 2021 and FY 2022 issuances in response to the COVID-19 pandemic, as discussed previously. The State may adjust capital spending priorities and debt financing practices from time to time to preserve available debt capacity and stay within the statutory limits, as events warrant.
Localities and Authorities
Financial Condition of New York State Localities. The State’s localities rely in part on State aid to balance their budgets and meet their commitments and expenses. The largest driver of costs for most counties is Medicaid; however, the State has taken over all the growth in the program since FY 2007 and funds the entire cost of minimum wage and homecare wage
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increases. Unanticipated financial needs among localities can adversely affect the State’s Updated Financial Plan projections. Localities outside the City of New York, including cities and counties, have experienced financial problems, and have been allocated additional State assistance during the last several State fiscal years. The Financial Restructuring Board for Local Governments (the “Restructuring Board”) aids distressed local governments by performing comprehensive reviews and providing grants and loans on the condition of implementing recommended efficiency initiatives.
MTA. The MTA operates public transportation in the City of New York metropolitan area, including subways, buses, commuter rail, and tolled vehicle crossings. The services provided by the MTA and its operating agencies are integral to the economy of the City of New York and the surrounding metropolitan region, as well as to the economy of the State. MTA operations are funded mainly from fare and toll revenue, dedicated taxes, and subsidies from the State and the City of New York.
MTA Capital Plans also rely on significant direct contributions from the State and the City of New York. The State is directly contributing $9.1 billion to the MTA’s 2015-19 Capital Plan and $3.1 billion to the MTA’s 2020-24 Capital Plan. These State commitment levels represent substantial increases from the funding levels for prior MTA Capital Plans (2010-2014: $770 million; 2005-2009: $1.45 billion). In addition, a substantial amount of new funding to the MTA was authorized in the FY 2020 Enacted Budget as part of a comprehensive reform plan expected to generate an estimated $25 billion in financing for the MTA’s 2020-2024 Capital Plan.
The COVID-19 pandemic caused severe declines in MTA ridership and traffic in 2020, and ridership remains significantly below pre-pandemic levels. To offset operating losses to MTA’s Financial Plan from the estimated fare, toll, and dedicated revenue loss attributable to the COVID-19 pandemic, the Federal government provided over $15 billion in operating aid through various acts. In addition, the MTA also borrowed $2.9 billion through the Federal Reserve Bank’s (Federal Reserve) Municipal Liquidity Facility.
In the FY 2024 Enacted Budget, the State took substantial action to provide the MTA with additional operating revenues dedicated to help solve the MTA’s fiscal crisis. This included an increase in the metropolitan commuter transportation mobility tax (MCTMT) in the City of New York, a one-time State subsidy of $300 million, an increase in the City of New York’s contribution to the MTA for the costs of paratransit services and directing a portion of future casino revenues to the MTA.
Risks to the MTA’s current financial projections include, but are not limited to, the level and pace at which ridership will return, the economic conditions of the MTA region, the ability to implement cost controls and savings actions, and the ability to implement biennial fare and toll increases. If additional resources are provided by the State in future years, either through additional subsidies or new revenues, it could have a material and adverse impact on the State’s Financial Plan.
Other Risks and Ongoing Concerns
Climate Change. Climate change poses significant threats to physical, biological, and economic systems in New York and around the world. Hazards and risks related to climate change for the State include, among other things, rising sea levels, increased coastal flooding and related erosion hazards, intensifying storms and wildfires, and more extreme heat. The immediate and long-term effects of climate change could adversely impact the Updated Financial Plan in the current year or in future years. To mitigate and manage these impacts, the Federal government, the State, municipalities, and public utilities continue to undertake a variety of actions to reduce greenhouse gas emissions and adapt existing infrastructure to the changing environment. However, given the size and scope of potential disruptions, there can be no assurance that such efforts will be adequate or timely enough to mitigate the most damaging effects of climate change.
Storms affecting the State, including Hurricane Ida (September 2021), Superstorm Sandy (October 2012), Tropical Storm Lee (September 2011), and Hurricane Irene (August 2011), and more recently the severe flooding that swept through the Hudson Valley during the summer of 2023, have demonstrated vulnerabilities in the State’s infrastructure (including mass transit systems, power transmission and distribution systems, and other critical lifelines) to extreme weather-driven events, including coastal flooding caused by storm surges and flash floods from rainfall.
Rating agencies are incorporating Environmental, Social, and Governance (ESG) factors into their credit analysis for the State and other issuers. Rising sea levels and their effect on coastal infrastructure have been identified as the primary climate risks for the northeastern United States, including New York State. These risks are heightened by population and critical infrastructure concentration in coastal areas. The release of issuer ESG scores by the rating agencies does not cause a change in the State’s overall credit ratings, which are based on financial information in addition to the ESG component. Climate
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change risks increasingly fall within the maximum maturity term of current outstanding bonds of the State, its public authorities, and municipalities. State bonds may generally be issued with a term of up to 30 years under State statute.
The State is participating in efforts to reduce greenhouse gas emissions to mitigate the risk of severe impacts from climate change. In 2019, the Climate Leadership and Community Protection Act (CLCPA) was signed into law. The CLCPA set the State on a path toward reducing statewide greenhouse gas emissions by 40 percent below the 1990 level by 2030, and 85 percent below the 1990 level by 2050. Additionally, in accordance with the CLCPA, the State plans to require a minimum of 70 percent of electricity to be generated from renewable sources by 2030 and plans to fully transition its electricity sector to zero emissions by 2040. Several factors may impact the ability to achieve these goals and directives, and, therefore, no assurances can be made that such objectives will be met.
The CLCPA created the Climate Action Council (CAC), which was tasked with developing a Scoping Plan with recommendations to reduce greenhouse gas emissions, increase renewable energy usage, and promote climate justice. The CAC approved and adopted the final Scoping Plan on December 19, 2022, which recommended, among many other actions, that the State develop an economywide cap-and-invest program to limit greenhouse gas emissions. The State is currently advancing an economywide cap-and-invest program that establishes a declining cap on greenhouse gas emissions, while seeking to limit potential costs to economically vulnerable New Yorkers, invest proceeds in programs that drive emissions reductions in an equitable manner, and maintain the competitiveness of New York businesses and industries. Pursuant to the CLCPA, the Department of Environmental Conservation (DEC) is required to promulgate rules and regulations to help ensure the State meets the CLCPA’s statewide greenhouse gas emission limits.
New York’s electricity system is already part of a regional cap-and-invest program, the Regional Greenhouse Gas Initiative (RGGI). Since RGGI began operation in 2008, the program has helped reduce greenhouse gases from power plants by more than half and raised over $7.1 billion to support cleaner energy solutions amongst its 11 participating states.
Concurrently, the State has been taking regulatory and legislative actions that are intended to limit greenhouse gas emissions, electrify transportation, and generate more electricity from renewable sources. Realization of these actions and their intended outcomes is contingent upon successful implementation, and, therefore, no assurances can be made that such actions will be realized as planned. Major regulatory and legislative actions include:
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Authorizing the New York Power Authority to plan, design, develop, finance, construct, own, operate, maintain and improve renewable energy generating projects;
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Prohibiting building systems and/or equipment that burn fossil fuels in new construction starting December 31, 2025 for any new building seven stories or lower, except large commercial and industrial buildings, and December 31, 2028 for other new buildings;
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Requiring new off-road vehicles and equipment sold in New York to be zero-emissions by 2035 and new medium-duty and heavy-duty vehicles to be zero-emissions by 2045;
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Mandating that by no later than July 1, 2027, school districts and private transportation contractors purchase or lease only zero-emission school buses when purchasing or leasing new school buses, with full fleet conversion and operation of zero-emission school buses required by July 1, 2035;
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Appropriating $200 million in FY 2024 to help low-income families retrofit their homes by adding insulation, installing energy efficient appliances, and switching to clean energy; and
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Appropriating $500 million in FY 2024 to advance the offshore wind industry.
During the November 2022 general election, New York State voters approved the Clean Water, Clean Air, and Green Jobs Bond Act. The $4.2 billion bond act will support capital improvements and enhancements in the following areas: flood risk reduction/restorations; open space, working lands conservation, and recreation; climate change mitigation; and water quality improvement and resilient infrastructure.
Cybersecurity. New York State government, like many other large public and private entities, relies on a large and complex technology environment to conduct its operations. As a recipient and provider of personal, private, or sensitive information, the State and its authorities, agencies and public benefit corporations, as well as its political subdivisions (including counties, cities, towns, villages and school districts) face multiple cyber threats involving, but not limited to, hacking, viruses, ransomware, malware and other attacks on computers and other networks and systems. Entities or individuals may attempt to gain unauthorized access to the State’s technology environment for the purposes of misappropriating assets or
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information or causing operational disruption and damage. In addition, the tactics used in malicious attacks to obtain unauthorized access to networks and systems change frequently and are often not recognized until launched against a target. Accordingly, the State may be unable to fully anticipate these techniques or implement adequate preventative measures.
To mitigate the risk of business operations impact and/or damage from cyber incidents or cyber-attacks, the State invests in multiple forms of cybersecurity and operational controls. The State’s Chief Information Security Office (CISO) within the State’s Office of Information Technology Services (ITS) maintains policies, standards, programs, and services relating to the security of State government networks. The CISO is responsible for annually assessing the maturity of certain State agencies’ cybersecurity postures through the Nationwide Cybersecurity Review. In addition, the CISO maintains the New York State Cyber Command Center team, which possesses digital forensics capabilities, and manages cyber incident reporting and response. The CISO also distributes real-time advisories and alerts, provides managed security services, and implements Statewide information security awareness training.
The State has also developed partnerships with local governments to better address cybersecurity threats. In February 2022, the Governor announced the creation of an information-sharing partnership, the Joint Security Operations Center (JSOC). The JSOC is a partnership between the State and the cities of Albany, Buffalo, the City of New York, Rochester, Syracuse, and Yonkers. The JSOC combines local, State, and Federal cyber threat information in order to increase collaboration on threat intelligence, reduce response times, and yield faster and more effective remediation in the event of a major cyber incident. The FY 2024 Enacted Budget provided funding to expand New York’s Shared Services Program to help county and local governments and other regional partners acquire and deploy high quality cybersecurity services to bolster their cyber defenses.
Occasionally, intrusions into State digital systems have been detected, but they have generally been contained. While cybersecurity procedures and controls are routinely reviewed and tested, there can be no assurance that such security and operational control measures will be completely successful at preventing future cyber threats and attacks. Successful attacks could adversely impact the State, including disrupting business operations, harming State networks and systems, or damaging State and local infrastructure; and the costs of remediation and recovery could be substantial.
The State has also adopted regulations designed to protect the financial services industry from cyberattacks. Banks, insurance companies and other covered entities regulated by DFS are, unless eligible for limited exemptions, required to: (a) maintain a cybersecurity program, (b) create written cybersecurity policies and perform risk assessments, (c) designate someone with responsibility to oversee the cybersecurity program, (d) annually certify compliance with the cybersecurity regulations, and (e) report to DFS cybersecurity events that have a reasonable likelihood of materially harming any substantial part of the entity’s normal operation(s) or for which notice is required to any government body, self-regulatory agency, or supervisory body.
SUNY Downstate Hospital and the Long Island College Hospital (LICH). In May 2011, the real property and other assets of LICH were transferred to a New York State not-for-profit corporation (“Holdings”), the sole member of which is SUNY. Pursuant to a court-approved settlement in 2014, SUNY agreed to sell the assets acquired from LICH to the Fortis Property group and NYU Langone. The initial closing of the purchase agreement with Fortis was held in September 2015, and a second closing with NYU Langone occurred in March 2020. The final closing at which two remaining portions of the LICH properties would have been conveyed to Fortis did not occur as scheduled, and in 2023 Holdings terminated the purchase and sale agreement. Holdings has commenced litigation against Fortis to recover certain contractually required payments, and that litigation is ongoing. However, DOB has determined that the LICH transaction has been sufficiently resolved that it no longer poses a material risk to the Financial Plan and will discontinue reporting on this transaction at the end of the current fiscal year.
Supranational Entities Risk.  Certain of the Funds may invest in obligations issued or guaranteed by supranational entities (e.g., the World Bank, European Investment Bank, Inter-American Development Bank, and Asia Development Bank), which are often chartered to promote economic development. The government members, or “stockholders,” usually make initial capital contributions to the supranational entity and, in many cases, are committed to make additional capital contributions if such entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of the supranational entity will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, certain of the Funds may have limited legal recourse in the event of default, and certain of the Funds may lose money on such investments.
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Tax Risks Associated with Municipal Securities.  As with any investment, you should consider how your investment in shares of each Municipal Bond Fund will be taxed. The tax information in the relevant Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of each Municipal Bond Fund.
Unless your investment in shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when each Municipal Bond Fund makes distributions or you sell Municipal Bond Fund shares. In general, each Municipal Bond Fund seeks to produce income that is generally exempt from federal income tax and will not benefit investors in tax deferred retirement accounts such as IRAs or investors not subject to federal income tax. Further, the iShares California Muni Bond ETF generally invests in securities that produce income that is generally exempt from California's income tax, which will not provide any state tax benefit to investors who are not subject to California's state income tax and the iShares New York Muni Bond ETF generally invests in securities that produce income that is generally exempt from New York's income tax, which will not provide any state tax benefit to investors who are not subject to New York's state income tax.
In response to the national economic downturn in recent years, governmental cost burdens may be reallocated among federal, state and local governments. Also, as a result of the downturn, many state and local governments are experiencing significant reductions in revenues and are consequently experiencing difficulties meeting ongoing expenses. Certain of these state or local governments may have difficulty paying principal or interest on their outstanding debt and may experience ratings downgrades of their debt.
U.S. Economic Trading Partners Risk.  The U.S. is a significant, and in some cases the most significant, trading partner of, or foreign investor in, certain countries in which a Fund invests. As a result, economic conditions of such countries may be particularly affected by changes in the U.S. economy. A decrease in U.S. imports or exports, new trade and financial regulations or tariffs, changes in the U.S. dollar exchange rate or an economic slowdown in the U.S. may have a material adverse effect on a country’s economic conditions and, as a result, securities to which a Fund has exposure. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system.
There are strained relations between the U.S. and a number of foreign countries. If these relations were to worsen, it could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the U.S. for trade. The U.S. has also experienced increased internal unrest and discord. If this trend were to continue, it may have an adverse impact on the U.S. economy and many of the issuers in which a Fund invests.
U.S. Treasury Obligations Risk.  U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of a Fund's U.S. Treasury obligations to decline. U.S. Treasury securities are rated AA+ by S&P Global Ratings. A downgrade of the rating of U.S. Treasury securities may cause the value of a Fund's U.S. Treasury obligations to decline. Because U.S. government debt obligations are often used as a benchmark for other borrowing arrangements, a downgrade could also result in higher interest rates for a range of borrowers, cause disruptions in the international bond markets and have a substantial adverse effect on the U.S. and global economy.
A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and lead the government to issue additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that the U.S. government will not be able to make principal or interest payments when they are due. If market participants determine that U.S. sovereign debt levels have become unsustainable, the value of the U.S. dollar could decline, thus increasing inflationary pressures, particularly with respect to services outsourced to non-U.S. providers and imported goods and constrain or prevent the U.S. government from implementing effective countercyclical fiscal policy in economic downturns. Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period that shareholders own shares of a Fund. Notwithstanding that U.S. Treasury obligations are backed by the full faith and credit of the U.S., circumstances could arise that could prevent the timely payment of interest or principal, such as reaching the legislative “debt ceiling.” Such non-payment would result in losses to a Fund and substantial negative consequences for the U.S. economy and the global financial system.
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Valuation Risk.  In certain circumstances, a Fund’s securities may be valued using techniques other than market quotations. The value established for a security may be different from what would be produced through the use of another methodology or if the value had been priced using market quotations. Securities that are valued using methods other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a security for the value established for it at any time, and it is possible that a Fund could incur a loss if a security is sold for less than its established value.
Risk of Investing in Africa.  Investments in securities of issuers in certain African countries involve heightened risks including, among others, expropriation and/or nationalization of assets, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision-making, armed conflict, civil war, and social instability as a result of religious, ethnic and/or socio-economic unrest or widespread outbreaks of disease and, in certain countries, genocidal warfare.
Certain countries in Africa generally have less developed capital markets than traditional emerging market countries, and, consequently, the risks of investing in foreign securities are magnified in such countries. Because securities markets of countries in Africa are generally underdeveloped and are generally less correlated to global economic cycles than those markets located in more developed countries, securities markets in African countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets. Moreover, trading on African securities markets may be suspended altogether.
Market volatility may also be heightened by the actions of a small number of investors. Brokerage firms in certain countries in Africa may be fewer in number and less established than brokerage firms in more developed markets. Since a Fund may need to effect securities transactions through these brokerage firms, the Fund is subject to the risk that these brokerage firms will not be able to fulfill their obligations to the Fund (i.e., counterparty risk). This risk is magnified to the extent that a Fund effects securities transactions through a single brokerage firm or a small number of brokerage firms.
Certain governments in African countries restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in those countries. Moreover, certain countries in Africa require governmental approval or special licenses prior to investment by foreign investors and may limit the amount of investment by foreign investors in a particular industry and/or issuer, and may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domestic investors of the countries and/or impose additional taxes on foreign investors. A delay in obtaining a government approval or a license would delay investments in a particular country, and, as a result, a Fund may not be able to invest in certain securities while approval is pending. The government of a particular country may also withdraw or decline to renew a license that enables a Fund to invest in such country. These factors make investing in issuers located or operating in countries in Africa significantly riskier than investing in issuers located or operating in more developed countries, and any one of these factors could cause a decline in the value of a Fund's investments. Issuers located or operating in countries in Africa are generally not subject to the same rules and regulations as issuers located or operating in more developed countries. Therefore, there may be less financial and other information publicly available with regard to issuers located or operating in countries in Africa and such issuers are generally not subject to the uniform accounting, auditing and financial reporting standards applicable to issuers located or operating in more developed countries.
In addition, governments of certain countries in Africa in which a Fund may invest may levy withholding or other taxes on income such as dividends, interest and realized capital gains. Although in certain countries in Africa a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.
Investment in countries in Africa may be subject to a greater degree of risk associated with governmental approval in connection with the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, there is the risk that if an African country’s balance of payments declines, such African country may impose temporary restrictions on foreign capital remittances. Consequently, a Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Additionally, investments in countries in Africa may require a Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to a Fund.
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Securities laws in many countries in Africa are relatively new and unsettled and, consequently, there is a risk of rapid and unpredictable change in laws regarding foreign investment, securities regulation, title to securities and shareholder rights. Accordingly, foreign investors may be adversely affected by new or amended laws and regulations. In addition, there may be no single centralized securities exchange on which securities are traded in certain countries in Africa and the systems of corporate governance to which issuers located in countries in Africa are subject may be less advanced than those systems to which issuers located in more developed countries are subject, and, therefore, shareholders of issuers located in such countries may not receive many of the protections available to shareholders of issuers located in more developed countries. Even in circumstances where adequate laws and shareholder rights exist, it may not be possible to obtain swift and equitable enforcement of the law. In addition, the enforcement of systems of taxation at federal, regional and local levels in countries in Africa may be inconsistent and subject to sudden change.
Certain countries in Africa may be heavily dependent upon international trade and, consequently, have been and may continue to be negatively affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These countries also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. Certain countries in Africa depend to a significant extent upon exports of primary commodities such as gold, silver, copper and diamonds. These countries therefore are vulnerable to changes in commodity prices, which may be affected by a variety of factors. In addition, certain issuers located in countries in Africa in which a Fund invests may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. government and the United Nations, and/or countries identified by the U.S. government as state sponsors of terrorism. As a result, an issuer may sustain damage to its reputation if it is identified as an issuer which operates in, or has dealings with, such countries. A Fund, as an investor in such issuers, will be indirectly subject to those risks.
The governments of certain countries in Africa may exercise substantial influence over many aspects of the private sector and may own or control many companies. Future government actions could have a significant effect on the economic conditions in such countries, which could have a negative impact on private sector companies. There is also the possibility of diplomatic developments that could adversely affect investments in certain countries in Africa. Some countries in Africa may be affected by a greater degree of public corruption and crime, including organized crime.
Political instability and protests in North Africa and the Middle East have caused and may in the future cause significant disruptions to many industries. In addition, the outbreak of Ebola in Western Africa severely challenged health care industries in those countries and adversely impacted the region’s economy due to quarantines and disruptions of trade, which has further increased instability in the region. This instability has demonstrated that political and social unrest can spread quickly through the region, and that developments in one country can influence the political events in neighboring countries. Some protests have turned violent, and civil war and political reconstruction in certain countries such as Libya, Iraq and Syria pose a risk to investments in the region. Continued political and social unrest in these regions, including the ongoing warfare and terrorist activities in the Middle East and Africa, may negatively affect the value of an investment in a Fund.
Risk of Investing in Asia.   Investments in securities of issuers in certain Asian countries involve risks not typically associated with investments in securities of issuers in other regions. Such heightened risks include, among others, expropriation and/or nationalization of assets, confiscatory taxation, piracy of intellectual property, data and other security breaches (especially of data stored electronically), political instability, including authoritarian and/or military involvement in governmental decision-making, armed conflict and social instability as a result of religious, ethnic and/or socio-economic unrest. Certain Asian economies have experienced rapid rates of economic growth and industrialization in recent years, and there is no assurance that these rates of economic growth and industrialization will be maintained.
Certain Asian countries have democracies with relatively short histories, which may increase the risk of political instability. These countries have faced political and military unrest, and further unrest could present a risk to their local economies and securities markets. Indonesia and the Philippines have each experienced violence and terrorism, which has negatively impacted their economies. North Korea and South Korea each have substantial military capabilities, and historical tensions between the two countries present the risk of war. Escalated tensions involving the two countries and any outbreak of hostilities between the two countries, or even the threat of an outbreak of hostilities, could have a severe adverse effect on the entire Asian region. Certain Asian countries have also developed increasingly strained relationships with the U.S., and if these relations were to worsen, they could adversely affect Asian issuers that rely on the U.S. for trade. Political, religious, and border disputes persist in India. India has recently experienced and may continue to experience civil unrest and hostilities
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with certain of its neighboring countries. Increased political and social unrest in these geographic areas could adversely affect the performance of investments in this region.
Certain governments in this region administer prices on several basic goods, including fuel and electricity, within their respective countries. Certain governments may exercise substantial influence over many aspects of the private sector in their respective countries and may own or control many companies. Future government actions could have a significant effect on the economic conditions in this region, which in turn could have a negative impact on private sector companies. There is also the possibility of diplomatic developments adversely affecting investments in the region.
Corruption and the perceived lack of a rule of law in dealings with international companies in certain Asian countries may discourage foreign investment and could negatively impact the long-term growth of certain economies in this region. In addition, certain countries in the region are experiencing high unemployment and corruption, and have fragile banking sectors.
Some economies in this region are dependent on a range of commodities, including oil, natural gas and coal. Accordingly, they are strongly affected by international commodity prices and particularly vulnerable to any weakening in global demand for these products. The market for securities in this region may also be directly influenced by the flow of international capital, and by the economic and market conditions of neighboring countries. China is a key trading partner of many Asian countries and any changes in trading relationships between China and other Asian countries may affect the region as a whole. Adverse economic conditions or developments in neighboring countries may increase investors' perception of the risk of investing in the region as a whole, which may adversely impact the market value of the securities issued by companies in the region.
Risk of Investing in Australasia.  The economies of Australasia, which include Australia and New Zealand, are dependent on exports from the agricultural and mining sectors. This makes Australasian economies susceptible to fluctuations in the commodity markets. Australasian economies are also increasingly dependent on their growing service and tourism industries. Australia and New Zealand are located in a part of the world that has historically been prone to natural disasters, such as drought and flooding. Any such event in the future could have a significant adverse impact on the economies of Australia and New Zealand and affect the value of securities held by a relevant Fund. The economies of Australia and New Zealand are dependent on trading with certain key trading partners, including Asia and the U.S. Economic events in the U.S., Asia, or in other key trading countries can have a significant economic effect on the Australasian economies. The economies of Australia and New Zealand are heavily dependent on the mining sector. Passage of new regulations limiting foreign ownership of companies in the mining sector or imposition of new taxes on profits of mining companies may dissuade foreign investment, and as a result, have a negative impact on companies to which a Fund has exposure.
Risk of Investing in Central and South America.  The economies of certain Central and South American countries have experienced high interest rates, economic volatility, inflation, currency devaluations, government defaults, high unemployment rates and political instability which can adversely affect issuers in these countries. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of the region's exports and many economies in this region are particularly sensitive to fluctuations in commodity prices. Adverse economic events in one country may have a significant adverse effect on other countries of this region.
The governments of certain countries in Central and South America may exercise substantial influence over many aspects of the private sector and may own or control many companies. Future government actions could have a significant effect on the economic conditions in such countries, which could have a negative impact on the securities in which the Fund invests. Diplomatic developments may also adversely affect investments in certain countries in Central and South America. Some countries in Central and South America may be affected by public corruption and crime, including organized crime.
Certain countries in Central and South America may be heavily dependent upon international trade and, consequently, have been and may continue to be negatively affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These countries also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. In addition, certain issuers located in countries in Central and South America in which the Fund invests may be the subject of sanctions (for example, the U.S. has imposed sanctions on certain Venezuelan individuals, corporate entities and the Venezuelan government) or have dealings with countries subject to sanctions and/or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. An issuer may sustain damage to its reputation if it is identified as an issuer that has dealings with such countries. The Fund may be adversely affected if it invests in such issuers.
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Risk of Investing in Developed Countries.  Many countries with developed markets have recently experienced significant economic pressures. These countries generally tend to rely on the services sectors (e.g., the financial services sector) as the primary source of economic growth and may be susceptible to the risks of individual service sectors. For example, companies in the financial services sector are subject to governmental regulation and, recently, government intervention, which may adversely affect the scope of their activities, the prices they can charge and amount of capital they must maintain. Dislocations in the financial sector and perceived or actual governmental influence over certain financial companies may lead to credit rating downgrades and, as a result, impact, among other things, revenue growth for such companies. If financial companies experience a prolonged decline in revenue growth, certain developed countries that rely heavily on financial companies as an economic driver may experience a correlative slowdown. Concerns have emerged with respect to the economic health of certain developed countries. These concerns primarily stem from heavy indebtedness of many developed countries and their perceived inability to continue to service high debt loads without simultaneously implementing stringent austerity measures. Such concerns have led to tremendous downward pressure on the economies of these countries. As a result, it is possible that interest rates on debt of certain developed countries may rise to levels that make it difficult for such countries to service such debt. Spending on health care and retirement pensions in most developed countries has risen dramatically. Medical innovation, extended life expectancy and higher public expectations are likely to continue the increase in health care and pension costs. Any increase in health care and pension costs will likely have a negative impact on the economic growth of many developed countries. Certain developed countries rely on imports of certain key items, such as crude oil, natural gas, and other commodities. As a result, an increase in demand for, or price fluctuations of, certain commodities may negatively affect developed country economies. Developed market countries generally are dependent on the economies of certain key trading partners. Changes in any one economy may cause an adverse impact on several developed countries. In addition, heavy regulation of, among others, labor and product markets may have an adverse effect on certain issuers. Such regulations may negatively affect economic growth or cause prolonged periods of recession. Such risks, among others, may adversely affect the value of a Fund’s investments.
Risk of Investing in Emerging Markets.  Certain of the Funds may invest in securities of issuers domiciled in emerging market countries. Investments in emerging market countries may be subject to greater risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low or non-existent trading volumes; (iii) companies, custodians, clearinghouses, foreign exchanges and broker-dealers may be subject to less scrutiny and regulation by local authorities; (iv) local governments may decide to seize or confiscate securities held by foreign investors and/or local governments may decide to suspend or limit an issuer's ability to make dividend or interest payments; (v) local governments may limit or entirely restrict repatriation of invested capital, profits, and dividends; (vi) capital gains may be subject to local taxation, including on a retroactive basis; (vii) issuers facing restrictions on standard payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency; (viii) there may be significant obstacles to obtaining information necessary for investigations into or litigation against companies and investors may experience difficulty in enforcing legal claims related to the securities and/or local judges may favor the interests of the issuer over those of foreign parties; (ix) bankruptcy judgments may only be permitted to be paid in the local currency; (x) limited public information regarding the issuer may result in greater difficulty in determining market valuations of the securities; and (xi) lack of financial reporting on a regular basis, substandard disclosure and differences in accounting standards may make it difficult to ascertain the financial health of an issuer. The Funds are not actively managed and do not select investments based on investor protection considerations.
Emerging market securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. In addition, brokerage and other costs associated with transactions in emerging market securities can be higher, sometimes significantly, than similar costs incurred in securities markets in developed countries. Although some emerging markets have become more established and tend to issue securities of higher credit quality, the markets for securities in other emerging market countries are in the earliest stages of their development, and these countries issue securities across the credit spectrum. Even the markets for relatively widely traded securities in emerging market countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of
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emerging market country securities may also affect a Fund's ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.
Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Sudden changes in governments may result in policies which are less favorable to investors such as policies designed to expropriate or nationalize “sovereign” assets. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.
Investment in the securities markets of certain emerging market countries is restricted or controlled to varying degrees. These restrictions may limit a Fund's investment in certain emerging market countries and may increase the expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals.
Many emerging market countries lack the social, political, and economic stability characteristic of the U.S. Political instability among emerging market countries can be common and may be caused by an uneven distribution of wealth, social unrest, labor strikes, civil wars, and religious oppression. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation; and (v) imposition of trade barriers.
A Fund's income and, in some cases, capital gains from foreign securities will be subject to applicable taxation in certain of the emerging market countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates.
Emerging markets also have different clearance and settlement procedures, and in certain of these emerging markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.
In the past, certain governments in emerging market countries have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs, which in the past have caused huge budget deficits. Often, interest payments have become too overwhelming for a government to meet, representing a large percentage of total GDP. These foreign obligations have become the subject of political debate and served as fuel for political parties of the opposition, which pressure the government not to make payments to foreign creditors, but instead to use these funds for, among other things, social programs. Either due to an inability to pay or submission to political pressure, foreign governments have been forced to seek a restructuring of their loan and/or bond obligations, have declared a temporary suspension of interest payments or have defaulted. These events have adversely affected the values of securities issued by foreign governments and corporations domiciled in those countries and have negatively affected not only their cost of borrowing, but their ability to borrow in the future as well.
Risk of Investing in Europe.  Investing in European countries exposes a Fund to the economic and political risks associated with Europe in general and the specific European countries in which it invests. The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. A Fund makes investments in securities of issuers that are domiciled in, have significant operations in, or that are listed on at least one securities exchange within member states of the EU. A number of countries within the EU are also members of the EMU (the “eurozone”) and have adopted the euro as their currency. Eurozone membership requires member states to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Changes in import or export tariffs, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro and other currencies of certain EU countries which are not in the eurozone, the default or threat of default by an EU member state on its sovereign debt, and/or an economic recession in an EU member state may have a significant adverse effect on the economies of other EU member states and their trading partners. Although certain European countries are not in the eurozone, many of these countries are obliged to meet the criteria for joining the eurozone.
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Consequently, these countries must comply with many of the restrictions noted above. The European financial markets have experienced volatility and adverse trends due to concerns about economic downturns, government debt levels and the possible default of government debt in several European countries, including, but not limited to, Austria, Belgium, Cyprus, France, Greece, Ireland, Italy, Portugal, Spain and Ukraine. In order to prevent further economic deterioration, certain countries, without prior warning, can institute “capital controls.” Countries may use these controls to restrict volatile movements of capital entering and exiting their country. Such controls may negatively affect a Fund’s investments. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in countries other than those listed above. In addition, the credit ratings of certain European countries were downgraded in the past. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the euro and non-EU member states. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching and could adversely impact the value of a Fund’s investments in the region.
The United Kingdom (the “U.K.”) left the EU (“Brexit”) on January 31, 2020. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets.
Certain European countries have also developed increasingly strained relationships with the U.S., and if these relations were to worsen, they could adversely affect European issuers that rely on the U.S. for trade. The national politics of countries in Europe have been unpredictable and subject to influence by disruptive political groups and ideologies, including for example, secessionist movements. The governments of European countries may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe or war in the region also could impact financial markets. The impact of these events is not clear but could be significant and far-reaching and could adversely affect the value and liquidity of a Fund's investments.
Russian Invasion of Ukraine. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions, including declines in its stock markets and the value of the ruble against the U.S. dollar, are impossible to predict, but could be significant. Disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, import and export restrictions, tariffs or cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians, may impact Russia's economy, Russian issuers of securities in which a Fund invests, or the economies of Europe as a whole. Actual and threatened responses to Russian military action may also impact the markets for certain Russian commodities, such as oil and natural gas, as well as other sectors of the Russian economy, and are likely to have collateral impacts on such sectors across Europe and globally.
Risk of Investing in the Middle East.  Many Middle Eastern countries have little or no democratic tradition, and the political and legal systems in such countries may have an adverse impact on a Fund. Many economies in the Middle East are highly reliant on income from the sale of oil and natural gas or trade with countries involved in the sale of oil and natural gas, and their economies are therefore vulnerable to changes in the market for oil and natural gas and foreign currency values. As global demand for oil and natural gas fluctuates, many Middle Eastern economies may be significantly impacted.
In addition, many Middle Eastern governments have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, a Middle Eastern country’s government may own or control many companies, including some of the largest companies in the country. Accordingly, governmental actions in the future could have a significant effect on economic conditions in Middle Eastern countries. This could affect private sector companies and a Fund, as well as the value of securities in a Fund's portfolio.
Certain Middle Eastern markets are in the earliest stages of development. As a result, there may be a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as
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a high concentration of investors and financial intermediaries. Brokers in Middle Eastern countries typically are fewer in number and less capitalized than brokers in the U.S.
The legal systems in certain Middle Eastern countries also may have an adverse impact on a Fund. For example, the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation generally is limited to the amount of the shareholder’s investment. However, the notion of limited liability is less clear in certain Middle Eastern countries. A Fund therefore may be liable in certain Middle Eastern countries for the acts of a corporation in which it invests for an amount greater than its actual investment in that corporation. Similarly, the rights of investors in Middle Eastern issuers may be more limited than those of shareholders of a U.S. corporation. It may be difficult or impossible to obtain or enforce a legal judgment in a Middle Eastern country. Some Middle Eastern countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Fund. For example, certain countries may require governmental approval prior to investment by foreign persons or limit the amount of investment by foreign persons in a particular issuer. Certain Middle Eastern countries may also limit investment by foreign persons to only a specific class of securities of an issuer that may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals of the relevant Middle Eastern country.
The manner in which foreign investors may invest in companies in certain Middle Eastern countries, as well as limitations on those investments, may have an adverse impact on the operations of a Fund. For example, in certain of these countries, a Fund may be required to invest initially through a local broker or other entity and then have the shares that were purchased re-registered in the name of a Fund. Re-registration in some instances may not be possible on a timely basis. This may result in a delay during which a Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has already been filled and, consequently, a Fund may not be able to invest in the relevant company.
Substantial limitations may exist in certain Middle Eastern countries with respect to a Fund’s ability to repatriate investment income or capital gains. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a Fund of any restrictions on investment.
Certain Middle Eastern countries may be heavily dependent upon international trade and, consequently, have been and may continue to be negatively affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These countries also have been and may continue to be adversely impacted by economic conditions in the countries with which they trade. In addition, certain issuers located in Middle Eastern countries in which a Fund invests may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. government and the United Nations, and/or countries identified by the U.S. government as state sponsors of terrorism. As a result, an issuer may sustain damage to its reputation if it is identified as an issuer which operates in, or has dealings with, such countries. A Fund, as an investor in such issuers, will be indirectly subject to those risks.
Certain Middle Eastern countries have strained relations with other Middle Eastern countries due to territorial disputes, historical animosities, international alliances, defense concerns or other reasons, which may adversely affect the economies of these Middle Eastern countries. Certain Middle Eastern countries experience significant unemployment, as well as widespread underemployment. There has also been a recent increase in recruitment efforts and an aggressive push for territorial control by terrorist groups in the region, which has led to an outbreak of warfare and hostilities. Warfare in Syria has spread to surrounding areas, including many portions of Iraq and Turkey. Such hostilities may continue into the future or may escalate at any time due to ethnic, racial, political, religious or ideological tensions between groups in the region or foreign intervention or lack of intervention, among other factors.
Risk of Investing in North America.  A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire North American region and on some or all of the North American countries in which a Fund invests.
The U.S. is Canada's and Mexico's largest trading and investment partner. The Canadian and Mexican economies are significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the U.S. and Mexico, total merchandise trade among the three countries has increased. However, political developments including the implementation of tariffs by the U.S., and the renegotiation of NAFTA in the form of the United States-Mexico-Canada Agreement (“USMCA”), which replaced NAFTA on July 1, 2020, could
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negatively affect North America’s economic outlook and, as a result, the value of securities held by a Fund. Policy and legislative changes in one country may have a significant effect on North American markets generally, as well as on the value of certain securities held by a Fund.
Risk of Investing in Russia.  Investing in the Russian securities market involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities market, and should be considered highly speculative. Risks include: the absence of developed legal structures governing private and foreign investments and private property; the possibility of the loss of all or a substantial portion of a Fund’s assets invested in Russia as a result of expropriation; certain national policies which may restrict the Fund’s investment opportunities, including, without limitation, restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and potentially greater price volatility in, significantly smaller capitalization of, and relative illiquidity of, the Russian market. There can also be no assurance that a Fund’s investments in the Russian securities market would not be expropriated, nationalized or otherwise confiscated. In the event of the settlement of any such claims or such expropriation, nationalization or other confiscation, a Fund could lose its entire investment. In addition, it may be difficult and more costly to obtain and enforce a judgment in the Russian court system.
Russia may also be subject to a greater degree of economic, political and social instability than is the case in other developed countries. Such instability may result from, among other things, the following: (i) an authoritarian government or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations, including armed conflict, with neighboring countries; and (v) ethnic, religious and racial disaffection.
The Russian economy is heavily dependent upon the export of a range of commodities including most industrial metals, forestry products and oil and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products. Any acts of terrorism or armed conflicts in Russia or internationally could have an adverse effect on the financial and commodities markets and the global economy. As Russia produces and exports large amounts of crude oil and gas, any acts of terrorism or armed conflict causing disruptions of Russian oil and gas exports could negatively affect the Russian economy and, thus, adversely affect the financial condition, results of operations or prospects of related companies. Current and future economic sanctions may also adversely affect the Russian oil, banking, mining, metals, rail, pipeline and gas sectors, among other sectors.
The Russian government may exercise substantial influence over many aspects of the private sector and may own or control many companies. Future government actions could have a significant effect on the economic conditions in Russia, which could have a negative impact on private sector companies. There is also the possibility of diplomatic developments that could adversely affect investments in Russia. In recent years, the Russian government has begun to take bolder steps to re-assert its regional geopolitical influence (including military steps) and launched a large-scale invasion of Ukraine on February 24, 2022. Additionally, Russia is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Such steps have increased tensions between Russia and its neighbors and Western countries and may negatively affect economic growth. Actual and threatened responses by other nation-states to Russia’s alleged cyber activity may have an adverse impact on the Russian economy and the Russian issuers of securities in which a Fund invests. For example, the U.S. has added certain foreign technology companies to the U.S. Department of Commerce’s Bureau of Industry and Security’s “Entity List,” which is a list of companies believed to pose a national security risk to the U.S. Actions like these may have unanticipated and disruptive effects on the Russian economy.
Russian invasion of Ukraine. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions, including declines in its stock markets and the value of the ruble against the U.S. dollar, are impossible to predict, but could be significant. Disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, import and export restrictions, tariffs or cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians, may impact Russia’s economy, Russian issuers of securities in which a Fund invests, or the economies of Europe as a whole. Actual and threatened responses to Russian military action may also impact the markets for certain Russian commodities, such as oil and natural gas, as well as other sectors of the Russian economy, and are likely to have collateral impacts on such sectors across Europe and globally.
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Russia Sanctions. Governments in the U.S. and many other countries (collectively, the “Sanctioning Bodies”) have imposed economic sanctions on certain Russian individuals, including politicians, and Russian corporate and banking entities, including banning Russia from global payments systems that facilitate cross-border payments. The Sanctioning Bodies, or others, could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities and/or funds invested in prohibited assets, impairing the ability of a Fund to buy, sell, receive or deliver those securities and/or assets. Recently, Russia has issued a number of countersanctions, some of which restrict the distribution of profits by limited liability companies (e.g., dividends), and prohibits Russian persons from entering into transactions with designated persons from “unfriendly states” as well as the export of raw materials or other products from Russia to certain sanctioned persons.
The sanctions against certain Russian issuers include prohibitions on transacting in or dealing in issuances of debt or equity of such issuers. Compliance with each of these sanctions has and may continue to impair the ability of a Fund to buy, sell, hold, receive or deliver the affected securities or other securities of such issuers. If it becomes impracticable or unlawful for a Fund to hold securities subject to, or otherwise affected by, sanctions (collectively, “affected securities”), or if deemed appropriate by BFA, a Fund may prohibit in-kind deposits of the affected securities in connection with creation transactions and instead require a cash deposit, which may also increase a Fund’s transaction costs. A Fund may also be legally required to freeze assets in a blocked account.
Sanctions have resulted in Russia taking counter measures or retaliatory actions, which has impaired the value and liquidity of Russian securities. These retaliatory measures include the immediate freeze of Russian assets held by a Fund. Due to such a freeze of these assets, including depositary receipts, a Fund may need to liquidate non-restricted assets in order to satisfy any Fund redemption orders. The liquidation of Fund assets during this time may also result in a Fund receiving substantially lower prices for its securities. Russia may implement additional retaliatory measures, which may further impair the value and liquidity of Russian securities and the ability of the Fund to receive dividend payments. Recently, Russia has issued a number of countersanctions, some of which restrict the distribution of profits by limited liability companies (e.g., dividends), and prohibits Russian persons from entering into transactions with designated persons from “unfriendly states” as well as the export of raw materials or other products from Russia to certain sanctioned persons. Russian companies may be unable to pay dividends and, if they pay dividends, the Fund may be unable to receive them.
These sanctions, the decision by Russia to suspend trading on the Moscow Exchange (MOEX) and prohibit non-resident investors from executing security sales, and other events have led to changes in the Fund's Underlying Index. The Fund’s Index Provider has removed Russian securities from the Underlying Index. To the extent that the Fund rebalances its portfolio and trades in non-Russian securities to seek to track the investment results of the Underlying Index, this may result in transaction costs and increased tracking error. The Fund is currently restricted from trading in Russian securities, including those in its portfolio, while the Underlying Index has removed Russian securities. This disparity will also lead to increased tracking error. The inability of the Fund to trade in Russian securities may adversely affect the Fund’s ability to meet its investment objective. It is unknown when, or if, sanctions may be lifted or the Fund’s ability to trade in Russian securities will resume.
Also, if an affected security is included in a Fund’s Underlying Index, a Fund may, where practicable, seek to eliminate its holdings of the affected security by employing or augmenting its representative sampling strategy to seek to track the investment results of its Underlying Index. The use of (or increased use of) a representative sampling strategy may increase a Fund’s tracking error risk. If the affected securities constitute a significant percentage of the Underlying Index, a Fund may not be able to effectively implement a representative sampling strategy, which may result in significant tracking error between a Fund’s performance and the performance of its Underlying Index.
Risk of Investing in Saudi Arabia.   The ability of foreign investors (such as the Funds) to invest in the securities of Saudi Arabian issuers is relatively new. Such ability could be restricted by the Saudi Arabian government at any time, and unforeseen risks could materialize with respect to foreign ownership in such securities. In addition, the Capital Market Authority (“CMA”) places investment limitations on the ownership of the securities of Saudi Arabian issuers by foreign investors, including a limitation on a Fund’s ownership of the securities of any single issuer listed on the Saudi Arabian Stock Exchange, which may prevent a Fund from investing in accordance with its strategy and contribute to tracking error against the Underlying Index. These restrictions may be changed or new restrictions, such as licensing requirements, special approvals or additional foreign taxes, may be instituted at any time. A Fund may not be able to obtain or maintain any such licenses or approvals and may not be able to buy and sell securities at full value. Major disruptions or regulatory changes
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could occur in the Saudi Arabian market, any of which could negatively impact a Fund. These risks may be exacerbated, compared to more developed markets, given the limited history of foreign investment in the Saudi Arabian market. Investments in Saudi Arabia may also be subject to loss due to expropriation or nationalization of assets and property or the imposition of restrictions on additional foreign investments and repatriation of capital. Such heightened risks may include, among others, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, crime and instability as a result of religious, ethnic and/or socioeconomic unrest. Saudi Arabia has privatized, or has begun the process of privatizing, certain entities and industries. Newly privatized companies may face strong competition from government-sponsored competitors that have not been privatized. In some instances, investors in newly privatized entities have suffered losses due to the inability of the newly privatized entities to adjust quickly to a competitive environment or changing regulatory and legal standards or, in some cases, due to re-nationalization of such privatized entities. There is no assurance that similar losses will not recur. Saudi Arabia is highly reliant on income from the sale of petroleum and trade with other countries involved in the sale of petroleum, and its economy is therefore vulnerable to changes in foreign currency values and the market for petroleum, as well as acts targeting petroleum production or processing facilities in Saudi Arabia. As global demand for petroleum fluctuates, Saudi Arabia may be significantly impacted. In the recent past, the Saudi Arabian government has explored privatization and diversification of the economy in the wake of a diminished petroleum market.
Like most Middle Eastern governments, the government of Saudi Arabia exercises substantial influence over many aspects of the private sector. Although liberalization in the wider economy is underway, in many areas it has lagged significantly: restrictions on foreign ownership persist, and the government has an ownership stake in many key industries. The situation is exacerbated by the fact that Saudi Arabia is governed by an absolute monarchy. Saudi Arabia has historically experienced strained relations with economic partners worldwide, including other countries in the Middle East, due to geopolitical events. Incidents involving a Middle Eastern country’s or the region’s security, including terrorism, may cause uncertainty in their markets and may adversely affect its economy and a Fund’s investments.
Governmental actions in the future could have a significant effect on economic conditions in Saudi Arabia, which could affect private sector companies and a Fund, as well as the value of securities in a Fund’s portfolio. Any economic sanctions on Saudi Arabian individuals or Saudi Arabian corporate entities, or even the threat of sanctions, may result in the decline of the value and liquidity of Saudi Arabian securities, a weakening of the Saudi riyal or other adverse consequences to the Saudi Arabian economy. Any sanctions could also result in the immediate freeze of Saudi Arabian securities and/or funds investing in prohibited assets, impairing the ability of a Fund to buy, sell, receive or deliver those securities and/or assets. In addition, Saudi Arabia’s economy relies heavily on cheap, foreign labor, and changes in the availability of this labor supply could have an adverse effect on the economy.
The securities markets in Saudi Arabia may not be as developed as those in other countries. As a result, securities markets in Saudi Arabia are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. Shares of certain Saudi Arabian companies tend to trade less frequently than those of companies on exchanges in more developed markets. Such infrequent trading may adversely affect the pricing of these securities and a Fund’s ability to sell these securities in the future.
Although the political situation in Saudi Arabia is largely stable, Saudi Arabia has historically experienced political instability, and there remains the possibility that the stability will not hold in the future or that instability in the larger Middle East region could adversely impact the economy of Saudi Arabia. Instability may be caused by military developments, government interventions in the marketplace, terrorism, extremist attitudes, attempted social or political reforms, religious differences, or other factors. Additionally, anti-Western views held by certain groups in the Middle East may influence government policies regarding foreign investment. Further developments in U.S. relations with Saudi Arabia and other Middle-Eastern countries may affect these attitudes and policies. The U.S. is a significant trading partner of, or foreign investor in, Saudi Arabia. As a result, economic conditions of Saudi Arabia may be particularly affected by changes in the U.S. economy. A decrease in U.S. imports or exports, new trade and financial regulations or tariffs, changes in the U.S. dollar exchange rate or an economic slowdown in the U.S. may have a material adverse effect on the economic conditions of Saudi Arabia and, as a result, securities to which a Fund has exposure. Political instability in North Africa and the larger Middle East region has caused significant disruptions to many industries. Continued political and social unrest in these areas may negatively affect the value of securities in a Fund’s portfolio.
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Certain issuers located in Saudi Arabia may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As a result, an issuer may sustain damage to its reputation if it is identified as an issuer which operates in, or has dealings with, such countries. A Fund, as an investor in such issuers, will be indirectly subject to those risks.
Risk of Investing in the Automotive Sub-Industry.  The automotive sub-industry can be highly cyclical, and companies in the automotive sub-industry may suffer periodic losses. The automotive sub-industry is also highly competitive and there may be, at times, excess capacity in the global and domestic automotive sub-industry. Over the last several decades, the U.S. automotive sub-industry has experienced periodic downturns; certain automotive companies required stimulus from the U.S. government, while others formed strategic industry alliances in order to weather the substantially difficult market conditions. In general, the automotive sub-industry is susceptible to labor disputes, product defect litigation, patent expiration, increased pension liabilities, rise in material or component prices and changing consumer tastes.
Risk of Investing in the Basic Materials Industry.  Issuers in the basic materials industry could be adversely affected by commodity price volatility, inflation, exchange rate fluctuations, social and political unrest, import controls and increased competition. Companies in the basic materials industry may be subject to swift fluctuations in supply and demand. Fluctuations may be caused by events relating to political and economic developments, the environmental impact of basic materials operations, and the success of exploration projects. Production of industrial materials often exceeds demand as a result of over-building or economic downturns, leading to poor investment returns. Issuers in the basic materials industry are at risk for environmental damage and product liability claims and may be adversely affected by depletion of resources, delays in technical progress, labor relations, tax and government regulations related to changes to, among other things, energy and environmental policies.
Risk of Investing in the Capital Goods Industry.  Companies in the capital goods industry may be affected by fluctuations in the business cycle and by other factors affecting manufacturing demands. Companies in the capital goods industry depend heavily on corporate spending. Companies in the capital goods industry may perform well during times of economic expansion, and as economic conditions worsen, the demand for capital goods may decrease due to weakening demand, worsening business cash flows, tighter credit controls and deteriorating profitability. During times of economic volatility, corporate spending may fall and adversely affect the capital goods industry. This industry may also be affected by changes in interest rates, corporate tax rates and other government policies. Many capital goods are sold internationally and such companies are subject to market conditions in other countries and regions.
Risk of Investing in the Consumer Cyclical Industry.  A Fund may invest in consumer cyclical companies, which rely heavily on business cycles and economic conditions. Consumer cyclical companies include automotive manufacturers, retail companies, and housing-related companies. The consumer cyclical industry can be significantly affected by several factors, including, without limitation, the performance of domestic and international economies, exchange rates, changing consumer tastes and trends, marketing campaigns, cyclical revenue generation, consumer confidence, commodity price volatility, labor relations, interest rates, import and export controls, intense competition, technological developments and government regulation.
Risk of Investing in the Consumer Discretionary Sector.  Companies engaged in the design, production or distribution of products or services for the consumer discretionary sector (including, without limitation, television and radio broadcasting, manufacturing, publishing, recording and musical instruments, motion pictures, photography, amusement and theme parks, gaming casinos, sporting goods and sports arenas, camping and recreational equipment, toys and games, apparel, travel-related services, automobiles, hotels and motels, and fast food and other restaurants) are subject to the risk that their products or services may become obsolete quickly. The success of these companies can depend heavily on disposable household income and consumer spending. During periods of an expanding economy, the consumer discretionary sector may outperform the consumer staples sector, but may underperform when economic conditions worsen. Moreover, the consumer discretionary sector can be significantly affected by several factors, including, without limitation, the performance of domestic and international economies, exchange rates, changing consumer preferences, demographics, marketing campaigns, cyclical revenue generation, consumer confidence, commodity price volatility, labor relations, interest rates, import and export controls, intense competition, technological developments and government regulation.
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Risk of Investing in the Consumer Goods Industry.  Companies in the consumer goods industry include companies involved in the design, production or distribution of goods for consumers, including food, household, home, personal and office products, clothing and textiles. The success of the consumer goods industry is tied closely to the performance of the domestic and international economy, interest rates, exchange rates, competition, consumer confidence and consumer disposable income. The consumer goods industry may be affected by trends, marketing campaigns and other factors affecting consumer demand. Governmental regulation affecting the use of various food additives may affect the profitability of certain companies in the consumer goods industry. Moreover, international events may affect food and beverage companies that derive a substantial portion of their net income from foreign countries. In addition, tobacco companies may be adversely affected by new laws, regulations and litigation. Many consumer goods may be marketed globally, and consumer goods companies may be affected by the demand and market conditions in other countries and regions. Companies in the consumer goods industry may be subject to severe competition, which may also have an adverse impact on their profitability. Changes in demographics and consumer preferences may affect the success of consumer products.
Risk of Investing in the Consumer Services Industry.  The success of firms in the consumer services industry and certain retailers (including food and beverage, general retailers, media, and travel and leisure) is tied closely to the performance of the domestic and international economy, interest rates, exchange rates, competition and consumer confidence. The consumer services industry depends heavily on disposable household income and consumer spending. Companies in the consumer services industry may be subject to severe competition, which may also have an adverse impact on their profitability. Companies in the consumer services industry are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action. Changes in demographics and consumer preferences may affect the success of consumer service providers.
Risk of Investing in the Consumer Staples Sector.  Companies in the consumer staples sector may be adversely affected by changes in the global economy, consumer spending, competition, demographics and consumer preferences, and production spending. Companies in the consumer staples sector may also be affected by changes in global economic, environmental and political events, economic conditions, the depletion of resources, and government regulation. For instance, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. In addition, tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Companies in the consumer staples sector also may be subject to risks pertaining to the supply of, demand for and prices of raw materials. The prices of raw materials fluctuate in response to a number of factors, including, without limitation, changes in government agricultural support programs, exchange rates, import and export controls, changes in international agricultural and trading policies, and seasonal and weather conditions. Companies in the consumer staples sector may be subject to severe competition, which may also have an adverse impact on their profitability.
Risk of Investing in the Energy Sector.  Companies in the energy sector are strongly affected by the changes in and volatility of global energy prices, energy supply and demand, government regulations and policies, energy production and conservation efforts, technological change, development of alternative energy sources, and other factors that they cannot control. Energy companies may have relatively high levels of debt and may be more likely to restructure their businesses if there are downturns in energy markets or in the global economy. If an energy company in a Fund's portfolio becomes distressed, a Fund could lose all or a substantial portion of its investment. The energy sector is cyclical and is highly dependent on commodity prices. Prices and supplies of energy may fluctuate significantly over short and long periods of time due to, among other things, national and international political changes, Organization of Petroleum Exporting Countries (“OPEC”) policies, changes in relationships among OPEC members and between OPEC and oil-importing nations, the regulatory environment, taxation policies, the enactment or cessation of trade sanctions, war or other geopolitical conflicts, and the economies of key energy-consuming countries. Companies in the energy sector may be adversely affected by terrorism, cyber incidents, natural disasters or other catastrophes. Companies in the energy sector are at risk of liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims. Significant oil and gas deposits are located in emerging markets countries where corruption and security may raise significant risks, in addition to the other risks of investing in emerging markets. Additionally, the Middle East, where many companies in the energy sector may operate, has experienced conflict and unrest. Companies in the energy sector may also be adversely affected by changes in exchange rates, interest rates, economic conditions, tax treatment, government regulation and intervention, negative perception, efforts at energy conservation and world events in the regions in which the companies operate (e.g., expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest). Because a significant portion of revenues of companies in this sector is derived from a relatively small number of customers that are largely composed of governmental
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entities and utilities, governmental budget constraints may have a significant impact on companies in this sector. The energy sector is highly regulated. Entities operating in the energy sector are subject to significant regulation of nearly every aspect of their operations by governmental agencies. Such regulation can change rapidly or over time in both scope and intensity. Stricter laws, regulations or enforcement policies could be enacted, which would likely increase compliance costs and may materially adversely affect the financial performance of companies in the energy sector.
The energy sector may experience significant market volatility. For example, Russia’s large-scale invasion of Ukraine on February 24, 2022 led to further disruptions and increased volatility in the energy and commodity futures markets due to actual and potential disruptions in the supply and demand for certain commodities, including oil and natural gas. The U.S. and other actors have enacted various sanctions and restrictions on business dealings with Russia, which include restrictions on imports of oil, natural gas and coal. The effect of the current sanctions and restrictions, as well as the extent and duration of the Russian military action, additional sanctions and associated market disruptions on the energy sector, are impossible to predict and depend on a number of factors. The effect of these events or any related developments could be significant and may have a severe adverse effect on the performance of a Fund.
Risk of Investing in the Financials Sector.  Companies in the financials sector include small, regional and money center banks, securities brokerage firms, asset management companies, savings banks and thrift institutions, specialty finance companies (e.g., credit card, mortgage providers), insurance and insurance brokerage firms, consumer finance firms, financial conglomerates and foreign banking and financial companies.
Most financial companies are subject to extensive governmental regulation, which limits their activities and may affect their ability to earn a profit from a given line of business. Government regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by the regulation. Direct governmental intervention in the operations of financial companies and financial markets may materially and adversely affect the companies in which a Fund invests, including legislation in many countries that may increase government regulation, repatriation and other intervention. The impact of governmental intervention and legislative changes on any individual financial company or on the financials sector as a whole cannot be predicted. The valuation of financial companies has been and continues to be subject to unprecedented volatility and may be influenced by unpredictable factors, including interest rate risk and sovereign debt default. Certain financial businesses are subject to intense competitive pressures, including market share and price competition. Financial companies in foreign countries are subject to market-specific and general regulatory and interest rate concerns. In particular, government regulation in certain foreign countries may include taxes and controls on interest rates, credit availability, minimum capital requirements, bans on short sales, limits on prices and restrictions on currency transfers. In addition, companies in the financials sector may be the targets of hacking and potential theft of proprietary or customer information or disruptions in service, which could have a material adverse effect on their businesses.
The profitability of banks, savings and loan associations and other financial companies is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change; for instance, when interest rates go up, the value of securities issued by many types of companies in the financials sector generally goes down. In other words, financial companies may be adversely affected in certain market cycles, including, without limitation, during periods of rising interest rates, which may restrict the availability and increase the cost of capital, and during periods of declining economic conditions, which may cause, among other things, credit losses due to financial difficulties of borrowers.
In addition, general economic conditions are important to the operations of these companies, and financial difficulties of borrowers may have an adverse effect on the profitability of financial companies. Companies in the financials sector are exposed directly to the credit risk of their borrowers and counterparties, who may be leveraged to an unknown degree, including through swaps and other derivatives products, and who at times may be unable to meet their obligations to the financial services companies. Financial services companies may have significant exposure to the same borrowers and counterparties, with the result that a borrower’s or counterparty’s inability to meet its obligations to one company may affect other companies with exposure to the same borrower or counterparty. This interconnectedness of risk, including cross-default risk, may result in significant negative impacts to the financial condition and reputation of companies with direct exposure to the defaulting counterparty as well as adverse cascading effects in the markets and the financials sector generally. Financial companies can be highly dependent upon access to capital markets, and any impediments to such access, such as adverse overall economic conditions or a negative perception in the capital markets of a financial company’s financial condition or prospects, could adversely affect its business. Deterioration of credit markets can have an adverse impact on a broad range of financial markets, causing certain financial companies to incur large losses. In these conditions,
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companies in the financials sector may experience significant declines in the valuation of their assets, take actions to raise capital and even cease operations. Some financial companies may also be required to accept or borrow significant amounts of capital from government sources and may face future government-imposed restrictions on their businesses or increased government intervention. In addition, there is no guarantee that governments will provide any such relief in the future. These actions may cause the securities of many companies in the financials sector to decline in value.
Risk of Investing in the Healthcare Sector.  Companies in the healthcare sector are often issuers whose profitability may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising or falling costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, a limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection and the actual or perceived safety and efficiency of their products.
Patents have a limited duration, and, upon expiration, other companies may market substantially similar “generic” products that are typically sold at a lower price than the patented product, which can cause the original developer of the product to lose market share and/or reduce the price charged for the product, resulting in lower profits for the original developer. As a result, the expiration of patents may adversely affect the profitability of these companies.
In addition, because the products and services of many companies in the healthcare sector affect the health and well-being of many individuals, these companies are especially susceptible to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, which can result in increased development costs, delayed cost recovery and loss of competitive advantage to the extent that rival companies have developed competing products or procedures, adversely affecting the company’s revenues and profitability. In other words, delays in the regulatory approval process may diminish the opportunity for a company to profit from a new product or to bring a new product to market, which could have a material adverse effect on a company’s business. Healthcare companies may also be strongly affected by scientific biotechnology or technological developments, and their products may quickly become obsolete. Also, many healthcare companies offer products and services that are subject to governmental regulation and may be adversely affected by changes in governmental policies or laws. Changes in governmental policies or laws may span a wide range of topics, including cost control, national health insurance, incentives for compensation in the provision of healthcare services, tax incentives and penalties related to healthcare insurance premiums, and promotion of prepaid healthcare plans. In addition, a number of legislative proposals concerning healthcare have been considered by the U.S. Congress in recent years. It is unclear what proposals will ultimately be enacted, if any, and what effect they may have on companies in the healthcare sector.
Additionally, the expansion of facilities by healthcare-related providers may be subject to “determinations of need” by certain government authorities. This process not only generally increases the time and costs involved in these expansions, but also makes expansion plans uncertain, limiting the revenue and profitability growth potential of healthcare-related facilities operators and negatively affecting the prices of their securities. Moreover, in recent years, both local and national governmental budgets have come under pressure to reduce spending and control healthcare costs, which could both adversely affect regulatory processes and public funding available for healthcare products, services and facilities.
Risk of Investing in the Industrials Sector.  The value of securities issued by companies in the industrials sector may be adversely affected by supply of and demand for both their specific products or services and for industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, trade disputes, world events and economic conditions may affect the performance of companies in the industrials sector. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. For example, commodity price declines and unit volume reductions resulting from an over-supply of materials used in the industrials sector can adversely affect the sector. Furthermore, companies in the industrials sector may be subject to liability for environmental damage, product liability claims, depletion of resources, and mandated expenditures for safety and pollution control.
Risk of Investing in the Insurance Industry.  The insurance industry is subject to extensive government regulation in some countries and can be significantly affected by changes in interest rates, general economic conditions, price and marketing competition, the imposition of premium rate caps or other changes in government regulation or tax law. Different segments of the insurance industry can be significantly affected by changes in mortality and morbidity rates, environmental clean-up costs and catastrophic events such as earthquakes, hurricanes and terrorist acts.
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Risk of Investing in the Media Sub-Industry.  Companies in the media sub-industry may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology. Media companies are subject to risks that include cyclicality of revenues and earnings, a potential decrease in the discretionary income of targeted individuals, changing consumer tastes and interests, competition in the industry and the potential for increased state and federal regulation. Advertising spending is an important source of revenue for media companies. During economic downturns, advertising spending typically decreases and, as a result, media companies tend to generate less revenue.
Risk of Investing in Municipal Securities in the Utilities Sector.  Certain municipal securities are issued by public bodies, including state and municipal utility authorities, to, among other things, finance the operation or expansion of utility entities. Various future economic and other conditions may adversely affect utility entities, including inflation, increases in financing requirements, increases in raw material costs and other operating costs, changes in demand for services and the effects of environmental and other governmental regulations. Municipal securities that are issued to finance a particular utility project often depend on revenues from that project to make principal and interest payments. Adverse conditions and developments affecting a particular utility project can result in lower revenues to the issuer of the municipal securities. Certain utilities are subject to specific risks. Gas utilities are subject to risks of supply conditions and increased competition from other providers of utility services. In addition, gas utilities are affected by gas prices, which may be magnified to the extent that a gas utility enters into long-term contracts for the purchase or sale of gas at a fixed price, since such prices may change significantly and to the disadvantage of the gas utility.
Risk of Investing in the Real Estate Industry.  Companies in the real estate industry include companies that invest in real estate, such as REITs, real estate holding and operating companies or real estate development companies (collectively, “Real Estate Companies”). Investing in Real Estate Companies exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which Real Estate Companies are organized and operated. The real estate industry is highly sensitive to general and local economic conditions and developments, and characterized by intense competition and periodic overbuilding. Investing in Real Estate Companies involves various risks. Some risks that are specific to Real Estate Companies are discussed in greater detail below.
Concentration Risk. Real Estate Companies may own a limited number of properties and concentrate their investments in a particular geographic region or property type. Economic downturns affecting a particular region, industry or property type may lead to a high volume of defaults within a short period.
Distressed Investment Risk. Real Estate Companies may invest in distressed, defaulted or out-of-favor bank loans. Identification and implementation by a Real Estate Company of loan modification and restructure programs involves a high degree of uncertainty. Even successful implementation may still require adverse compromises and may not prevent bankruptcy. Real Estate Companies may also invest in other debt instruments that may become non-performing, including the securities of companies with higher credit and market risk due to financial or operational difficulties. Higher risk securities may be less liquid and more volatile than the securities of companies not in distress.
Illiquidity Risk. Investing in Real Estate Companies may involve risks similar to those associated with investing in small-capitalization companies. Real Estate Company securities, like the securities of small-capitalization companies, may be more volatile than, and perform differently from, shares of large-capitalization companies. There may be less trading in Real Estate Company shares, which means that buy and sell transactions in those shares could have a magnified impact on share price, resulting in abrupt or erratic price fluctuations. In addition, real estate is relatively illiquid, and, therefore, a Real Estate Company may have a limited ability to vary or liquidate properties in response to changes in economic or other conditions.
Interest Rate Risk. Rising interest rates could result in higher costs of capital for Real Estate Companies, which could negatively impact a Real Estate Company’s ability to meet its payment obligations. Declining interest rates could result in increased prepayment on loans and require redeployment of capital in less desirable investments.
Leverage Risk. Real Estate Companies may use leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a Real Estate Company’s operations and market value in periods of rising interest rates. Real Estate Companies are also exposed to the risks normally associated with debt financing. Financial covenants related to a Real Estate Company’s leverage may affect the ability of the Real Estate Company to operate effectively. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements,
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third-party leasing commissions and other capital expenditures, the income and ability of a Real Estate Company to make payments of any interest and principal on its debt securities will be adversely affected.
Loan Foreclosure Risk. Real Estate Companies may foreclose on loans that the Real Estate Company originated and/or acquired. Foreclosure may generate negative publicity for the underlying property that affects its market value. In addition to the length and expense of such proceedings, the validity of the terms of the applicable loan may not be recognized in foreclosure proceedings. Claims and defenses asserted by borrowers or other lenders may interfere with the enforcement of rights by a Real Estate Company. Parallel proceedings, such as bankruptcy, may also delay resolution and limit the amount of recovery on a foreclosed loan by a Real Estate Company even where the property underlying the loan is liquidated.
Management Risk. Real Estate Companies are dependent upon management skills and may have limited financial resources. Real Estate Companies are generally not diversified and may be subject to heavy cash flow dependency, default by borrowers and voluntary liquidation. In addition, transactions between Real Estate Companies and their affiliates may be subject to conflicts of interest, which may adversely affect a Real Estate Company’s shareholders. A Real Estate Company may also have joint venture investments in certain of its properties, and, consequently, its ability to control decisions relating to such properties may be limited.
Property Risk. Real Estate Companies may be subject to risks relating to functional obsolescence or reduced desirability of properties; extended vacancies due to economic conditions and tenant bankruptcies; catastrophic events such as earthquakes, hurricanes and terrorist acts; and casualty or condemnation losses. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changes in consumer preferences and values, or increasing vacancies or declining rents resulting from legal, cultural, technological, global or local economic developments.
Regulatory Risk. Real estate income and values may be adversely affected by such factors as applicable domestic and foreign laws (including tax laws). Government actions, such as tax increases, zoning law changes, mandated closures or other commercial restrictions or environmental regulations, also may have a major impact on real estate income and values. In addition, quarterly compliance with regulations limiting the proportion of asset types held by a U.S. REIT may force certain Real Estate Companies to liquidate or restructure otherwise attractive investments. Some countries may not recognize REITs or comparable structures as a viable form of real estate funds.
Underlying Investment Risk. Real Estate Companies make investments in a variety of debt and equity instruments with varying risk profiles. For instance, Real Estate Companies may invest in debt instruments secured by commercial property that have higher risks of delinquency and foreclosure than loans on single family homes due to a variety of factors associated with commercial property, including the tie between income available to service debt and productive use of the property. Real Estate Companies may also invest in debt instruments and preferred equity that are junior in an issuer’s capital structure and that involve privately negotiated structures. Subordinated debt investments, such as B-Notes and mezzanine loans, involve a greater credit risk of default due to the need to service more senior debt of the issuer. Similarly, preferred equity investments involve a greater risk of loss than conventional debt financing due to their non-collateralized nature and subordinated ranking. Investments in CMBS may also be junior in priority in the event of bankruptcy or similar proceedings. Investments in senior loans may be effectively subordinated if the senior loan is pledged as collateral. The ability of a holder of junior claims to proceed against a defaulting issuer is circumscribed by the terms of the particular contractual arrangement, which vary considerably from transaction to transaction.
U.S. Tax Risk. Certain U.S. Real Estate Companies are subject to special U.S. federal tax requirements. A REIT that fails to comply with such tax requirements may be subject to U.S. federal income taxation, which may affect the value of the REIT and the characterization of the REIT’s distributions. The U.S. federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. A REIT that successfully maintains its qualification may still become subject to U.S. federal, state and local taxes, including excise, penalty, franchise, payroll, mortgage recording, and transfer taxes, both directly and indirectly through its subsidiaries. Because REITs often do not provide complete tax information until after the calendar year-end, a Fund may at times need to request permission to extend the deadline for issuing your tax reporting statement or supplement the information otherwise provided to you.
Risk of Investing in the Retail Industry.  The retail industry may be affected by changes in domestic and international economies, consumer confidence, disposable household income and spending, and consumer tastes and preferences. Companies in the retail industry face intense competition, which may have an adverse effect on their profitability. The success of companies in the retail industry may be strongly affected by social trends, marketing campaigns and public
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perceptions. Companies in the retail industry may be dependent on outside financing, which may be difficult to obtain. Many of these companies are dependent on third party suppliers and distribution systems. Retail companies may be unable to protect their intellectual property rights or may be liable for infringing the intellectual property rights of others.
Risk of Investing in Technology Companies.  Technology companies and companies that rely heavily on technological advances may have limited product lines, markets, financial resources and personnel. These companies may face rapid product obsolescence as well as unexpected risks and costs related to new product introduction and technological developments, such as artificial intelligence and machine learning. Technology companies may be adversely affected by disruptions to supply chains and distribution networks as well as issues at third-party partners. They are heavily dependent on patent and other intellectual property rights, and the loss or impairment of these rights may adversely affect their profitability. Technology companies may face increased government scrutiny and may be subject to adverse government or legal action. These companies also may be adversely affected by, among other things, actual or perceived security vulnerabilities or other defects in their products and services, which may result in lawsuits, government enforcement actions and other remediation costs.
Risk of Investing in the Telecommunications Sector.  The telecommunications sector of a country’s economy is often subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of telecommunications companies. Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. Companies in the telecommunications sector may experience distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in developing new products and services using new technology. Technological innovations may make the products and services of certain telecommunications companies obsolete. Finally, while all companies may be susceptible to network security breaches, certain companies in the telecommunications sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
Risk of Investing in the Transportation Infrastructure Industry.  Municipal securities include, among others, bonds payable from fuel taxes and tolls for municipal toll roads, as well as general airport bonds. Issuers in the transportation infrastructure industry can be significantly affected by economic changes, fuel prices, labor relations, technology developments, exchange rates, industry competition, insurance costs and deteriorating public infrastructure, such as bridges, roads, rails, ports and airports. Municipal securities that are issued to finance a particular transportation project often depend on revenues from that project to make principal and interest payments. Adverse conditions and developments affecting a particular project can result in lower revenues to the issuer of the municipal securities. Other risk factors that may affect the transportation infrastructure industry include the risk of increases in fuel and other operating costs and the effects of regulatory changes or other government decisions.
Risk of Investing in the Utilities Sector.  The utilities sector may be adversely affected by changing commodity prices, government regulation stipulating rates charged by utilities, increased tariffs, changes in tax laws, interest rate fluctuations and changes in the cost of providing specific utility services. The utilities industry is also subject to potential terrorist attacks, natural disasters and severe weather conditions, as well as regulatory and operational burdens associated with the operation and maintenance of nuclear facilities. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. Federal legislation may facilitate the construction of electric transmission lines not only by public utilities but also by independent transmission developers, which could increase competition in the wholesale electricity markets. In certain countries, regulatory authorities may also restrict a company’s access to new markets, thereby diminishing the company’s long-term prospects.
There are substantial differences among the regulatory practices and policies of various jurisdictions, and any regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases. Additionally, existing and possible future regulatory legislation may make it even more difficult for utilities to obtain adequate relief. Certain of the issuers of securities held in a Fund's portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climate conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.
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The rates that traditional regulated utility companies may charge their customers generally are subject to review and limitation by governmental regulatory commissions. Rate changes may occur only after a prolonged approval period or may not occur at all, which could adversely affect utility companies when costs are rising. The value of regulated utility debt securities (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates. Certain utility companies have experienced full or partial deregulation in recent years. These utility companies are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. As a result, some companies may be forced to defend their core business and may be less profitable. Deregulation may also permit a utility company to expand outside of its traditional lines of business and engage in riskier ventures.
Proxy Voting Policy
For the Funds, the Board has delegated the voting of proxies for each Fund’s securities to BFA pursuant to the Funds' Proxy Voting Policy, and BFA has adopted policies and procedures (collectively, the “iShares ETFs Proxy Voting Policies”) governing proxy voting by accounts managed by BFA, including the Funds.
Under the iShares ETFs Proxy Voting Policies, BFA will vote proxies related to Fund securities in the best interests of a Fund and its shareholders. From time to time, a vote may present a conflict between the interests of a Fund’s shareholders, on the one hand, and those of BFA, or any affiliated person of a Fund or BFA, on the other. BFA maintains policies and procedures that are designed to prevent undue influence on BFA’s proxy voting activity that might stem from any relationship between the issuer of a proxy (or any dissident shareholder) and BFA, BFA’s affiliates, a Fund or a Fund’s affiliates. Most conflicts are managed through a structural separation of BFA’s Corporate Governance Group from BFA’s employees with sales and client responsibilities. In addition, BFA maintains procedures to ensure that all engagements with corporate issuers or dissident shareholders are managed consistently and without regard to BFA’s relationship with the issuer of the proxy or the dissident shareholder. In certain instances, BFA may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law.
Copies of the iShares ETFs Proxy Voting Policies are attached as Appendix A.
Information with respect to how proxies relating to the Funds' portfolio securities were voted during the 12-month period ended June 30 is available: (i) without charge, upon request, by calling 1-800-iShares (1-800-474-2737) or through the Funds' website at www.iShares.com; and (ii) on the SEC’s website at www.sec.gov.
Portfolio Holdings Information
On each Business Day (as defined in the Creation and Redemption of Creation Units section of this SAI), prior to the opening of regular trading on the Fund’s primary listing exchange, a Fund discloses on its website (www.iShares.com) certain information relating to the portfolio holdings that will form the basis of a Fund’s next net asset value per share calculation or calculations (in the case of each of the iShares 0-3 Month Treasury Bond ETF and iShares Short Treasury Bond ETF, the information will relate to each net asset value per share calculation or calculations).
In addition, certain information may also be made available to certain parties:
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Communications of Data Files: A Fund may make available through the facilities of the National Securities Clearing Corporation (“NSCC”) or through posting on the www.iShares.com, prior to the opening of trading on each business day, a list of a Fund’s holdings (generally pro-rata) that Authorized Participants could deliver to a Fund to settle purchases of a Fund (i.e. Deposit Securities) or that Authorized Participants would receive from a Fund to settle redemptions of a Fund (i.e. Fund Securities). These files are known as the Portfolio Composition File and the Fund Data File (collectively, “Files”). The Files are applicable for the next trading day and are provided to the NSCC and/or posted on www.iShares.com after the close of markets in the U.S.
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Communications with Authorized Participants and Liquidity Providers: Certain employees of BFA are responsible for interacting with Authorized Participants and liquidity providers with respect to discussing custom basket proposals as described in the Custom Baskets section of this SAI. As part of these discussions, these employees may discuss with an Authorized Participant or liquidity provider the securities a Fund is willing to accept for a creation, and securities that a Fund will provide on a redemption.
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BFA employees may also discuss portfolio holdings-related information with broker/dealers, in connection with settling a Fund’s transactions, as may be necessary to conduct business in the ordinary course in a manner consistent with the disclosure in the Fund’s current registration statement.
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Communications with Listing Exchanges: From time to time, employees of BFA may discuss portfolio holdings information with the applicable primary listing exchange for a Fund as needed to meet the exchange listing standards.
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Communications with Other Portfolio Managers: Certain information may be provided to employees of BFA who manage funds that invest a significant percentage of their assets in shares of an underlying fund as necessary to manage the fund’s investment objective and strategy.
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Communication of Other Information: Certain explanatory information regarding the Files is released to Authorized Participants and liquidity providers on a daily basis, but is only done so after the Files are posted to www.iShares.com.
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Third-Party Service Providers: Certain portfolio holdings information may be disclosed to Fund Trustees and their counsel, outside counsel for the Funds, auditors and to certain third-party service providers (i.e., fund administrator, custodian, proxy voting service) for which a non-disclosure, confidentiality agreement or other obligation is in place with such service providers, as may be necessary to conduct business in the ordinary course in a manner consistent with applicable policies, agreements with the Funds, the terms of the current registration statements and federal securities laws and regulations thereunder.
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Liquidity Metrics: “Liquidity Metrics,” which seek to ascertain a Fund’s liquidity profile under BlackRock’s global liquidity risk methodology, include but are not limited to: (a) disclosure regarding the number of days needed to liquidate a portfolio or the portfolio’s underlying investments; and (b) the percentage of a Fund’s NAV invested in a particular liquidity tier under BlackRock’s global liquidity risk methodology. The dissemination of position-level liquidity metrics data and any non-public regulatory data pursuant to the Liquidity Rule (including SEC liquidity tiering) is not permitted unless pre-approved. Disclosure of portfolio-level liquidity metrics prior to 60 calendar days after calendar quarter-end requires a non-disclosure or confidentiality agreement and approval of the Trust’s Chief Compliance Officer. Portfolio-level liquidity metrics disclosure subsequent to 60 calendar days after calendar quarter-end requires the approval of portfolio management and must be disclosed to all parties requesting the information if disclosed to any party.
The Trust’s Chief Compliance Officer or his delegate may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures, subject to restrictions on selective disclosure imposed by applicable law. The Board reviews the policy and procedures for disclosure of portfolio holdings information at least annually.
Construction and Maintenance of the Underlying Indexes
Descriptions of the Underlying Indexes are provided below.
With respect to certain underlying indexes of the iShares funds, BFA or its affiliates have held discussions with the applicable index provider regarding their business interest in licensing an index to track a particular market segment and conveyed investment concepts and strategies that could be considered for the index. The index provider designed and constituted the index using concepts conveyed by BFA or its affiliates. For certain of these indices, the relevant fund may be the first or sole user of the underlying index. In its sole discretion, the index provider determines the composition of the securities and other instruments in such underlying index, the rebalance protocols of the underlying index, the weightings of the securities and other instruments in the underlying index, and any updates to the methodology. From time to time, BFA or its affiliates may also provide input relating to possible methodology changes of such underlying index pursuant to the index provider’s consultation process or pursuant to other communications with the index provider.
The BlackRock Indexes
BlackRock High Yield Systematic Bond Index
The Underlying Index is maintained by the Index Provider. The Index Provider will also calculate the Underlying Index. The Fund will use the Underlying Index pursuant to a licensing agreement with the Index Provider. The license states that the Index Provider must provide the use of the Underlying Index and related intellectual property at no cost to the Fund.
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Number of Components: approximately 255
Index Description. The BlackRock High Yield Systematic Bond Index measures the performance of U.S. dollar-denominated, high yield corporate bonds for sale in the U.S., as determined by the index provider. Component securities include publicly-issued debt of U.S. corporations, U.S. dollar-denominated, publicly issued debt of non-U.S. corporations or similar entities, and bonds offered pursuant to Rule 144A under the 1933 Act with or without registration rights. Components of the Underlying Index primarily include securities of industrials companies. The bonds in the index are referred to as “defensive” by comparison to other groupings of high yield bonds in market-value-weighted indexes because those included in the Underlying Index possess specific characteristics that the Underlying Index methodology has identified as reducing the risk of default.
The securities in the Underlying Index must meet eligibility criteria described in the “Index Methodology” section below. The Underlying Index determines constituent weights based on a proprietary methodology which first aims to systematically screen out certain bonds with the highest probability of default (a measure of credit quality) and then optimizes to improve risk-adjusted returns by weighting more heavily to bonds with attractive default-adjusted spreads (a measure of value) while mitigating portfolio risks and limiting turnover. Key investment characteristics like duration and yield are constrained to be within a specified range of a broader market-value-weighted high yield corporate bond universe. The Underlying Index is rebalanced on the last business day of each month.
Index Methodology. Bonds in the Underlying Index are selected from the universe of eligible bonds using defined rules. Securities that satisfy all the following defined criteria will be eligible for inclusion in the Underlying Index: (i) must be fixed-rate; (ii) must have a composite rating below investment grade; (iii) must be denominated in U.S. dollars; (iv) must have a current face amount outstanding of at least $350 million; and (v) must have at least one year remaining to final maturity. In determining whether a bond has a composite rating of below-investment grade, ratings from Moody’s, S&P Global Ratings, or Fitch are considered. The securities in the Underlying Index must be rated below-investment grade, which is below Baa3 by Moody’s or below BBB- by S&P Global Ratings or Fitch. Eligibility in the Underlying Index is determined by the middle of the three available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used to determine eligibility in the Underlying Index. The Underlying Index determines constituent weights by optimizing to maximize risk-adjusted returns, and the weights must be within a specified range around a broader market-value-weighted universe of high yield corporate bonds.
Component Selection Criteria. Eligible bonds are chosen by applying the eligibility rules and optimization methodology listed above. There is no maximum number of bond issues included per eligible issuer. The Underlying Index is updated monthly on the last business day of each month.
BlackRock Investment Grade Systematic Bond Index
The Underlying Index is maintained by the Index Provider. The Index Provider will also calculate the Underlying Index. The Fund will use the Underlying Index pursuant to a licensing agreement with the Index Provider. The license states that the Index Provider must provide the use of the Underlying Index and related intellectual property at no cost to the Fund.
Number of Components: approximately 424
Index Description. The BlackRock Investment Grade Systematic Bond Index measures the performance of U.S. dollar-denominated, investment-grade corporate bonds for sale in the U.S., as determined by the Index Provider. Component securities include publicly-issued debt of U.S. corporations and U.S. dollar-denominated, publicly issued debt of non-U.S. corporations or similar entities. Components of the Underlying Index primarily include securities of financials and industrials companies. The bonds in the index are referred to as “enhanced” by comparison to other groupings of investment grade bonds in market-value-weighted indexes because those included in the Underlying Index possess specific characteristics that the Underlying Index methodology has identified as providing superior risk-adjusted and total returns over longer periods of time.
The securities in the Underlying Index must meet eligibility criteria described in the “Index Methodology” section below. The Underlying Index determines constituent weights based on a proprietary methodology which first aims to systematically screen out certain bonds with the highest probability of default (a measure of credit quality) and then optimizes to improve risk-adjusted returns by weighting more heavily to bonds with attractive default-adjusted spreads (a measure of value) while mitigating portfolio risks and limiting turnover. This methodology, unlike the methodologies used by traditional
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capitalization-weighted bond indexes, selects a portion of the component bonds from the broader universe of investment-grade bonds based on the application of analytics measuring the probability of default. The resulting grouping of bonds is referred to as “enhanced,” by comparison to other groupings of investment-grade bonds, because the Underlying Index seeks to provide superior risk-adjusted and total returns over longer periods of time than a comparable market capitalization weighted index. Key investment characteristics like duration are constrained to be within a specified range of a broader market-value-weighted investment-grade bond universe. The Underlying Index is rebalanced on the last business day of each month.
Index Methodology. Bonds in the Underlying Index are selected from the universe of eligible bonds using defined rules. Securities that satisfy all the following defined criteria will be eligible for inclusion in the Underlying Index: (i) must be fixed-rate, although they can carry a coupon that steps up (i.e., changes according to a predetermined schedule); (ii) must have a composite rating of investment grade; (iii) must be denominated in U.S. dollars; (iv) must have a current face amount outstanding of at least $500 million or more; and (v) must have at least one year remaining to final maturity. Fixed-to-Float bonds are eligible, provided that there is a minimum of 12 months until the transition date to the floating rate period. In determining whether a bond has an average rating of investment grade, ratings from Moody’s, S&P Global Ratings, or Fitch are considered. Securities in the Underlying Index must be rated investment grade or higher using the middle rating of Moody’s, S&P Global Ratings, or Fitch. Eligibility in the Underlying Index is determined by the middle of the three available ratings. When a rating from only two agencies is available, the lower (“more conservative”) rating is used. When a rating from only one agency is available, that rating is used to determine eligibility in the Underlying Index. The Underlying Index determines constituent weights by optimizing to maximize risk-adjusted returns, and the weights must be within a specified range around a broader market-value-weighted universe of investment grade corporate bonds.
Component Selection Criteria. Eligible bonds are chosen by applying the eligibility rules and optimization methodology listed above. There is no maximum number of bond issues included per eligible issuer. The Underlying Index is updated monthly on the last business day of each month.
BlackRock USD Systematic Bond Index
The Underlying Index is maintained by the Index Provider. The Index Provider will also calculate the Underlying Index. The Fund will use the Underlying Index pursuant to a licensing agreement with the Index Provider. The license states that the Index Provider must provide the use of the Underlying Index and related intellectual property at no cost to the Fund.
Number of Components: approximately 9,806
Index Description. The BlackRock USD Systematic Bond Index seeks to enhance the performance and balance return sources of the aggregate U.S. dollar-denominated bond market while retaining similar risk characteristics. Component securities include U.S. Treasury bonds with at least seven years to final maturity; mortgage-backed pass-through securities (MBS) and investment-grade and high yield U.S. and non-U.S. corporate bonds, each with at least one year to final maturity; and commercial mortgage-backed securities (CMBS) and asset-backed securities (“ABS”) of any maturity. The Underlying Index includes bonds registered with the SEC or exempt from registration at the time of issuance or offered pursuant to Rule 144A with or without registration rights.
Index Methodology. The Underlying Index determines constituents and their weights based on a proprietary factor model that systematically applies (1) macroeconomic factor timing, (2) macroeconomic factor tilt, and (3) style factors. The first step of the factor model is macroeconomic factor timing, which considers high yield bond prices and the price momentum of high yield securities to determine the status of the economy (as reflected in the bond market) at a given point in time (i.e., whether default risk is low, average and declining, average and increasing, or high). The status of the macroeconomic regime at rebalance is used to determine several features of the Underlying Index composition, including the duration and duration-times-spread (“DxS,” which measures credit volatility) targets, as well as determining high yield and MBS sector allocations. The ABS and CMBS weights are then set in line with the weights in the iShares Core U.S. Aggregate Bond ETF.
The second step of the factor model is macroeconomic factor tilt, which assigns the Underlying Index's allocation to predetermined maturity bands of the yield curve, specifically (1) long-maturity U.S. Treasury bonds and (2) short- and intermediate-maturity investment grade corporate bonds in seeking to maximize total return per unit of risk (defined as duration for U.S. Treasuries and DxS for corporate bonds). The Underlying Index constituents are the result of an asset
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allocation optimization process that seeks maximum carry, the return generated from an investment in a higher yielding security over a lower yielding security, assuming prices remain constant, subject to the Underlying Index's duration and DxS targets.
The last step of the model is to select securities based on style factor attributes: quality and value. The quality factor seeks to reduce relative exposure to securities with the highest default risk, and the value factor seeks to increase the relative weight of bonds with lower market prices compared to other bonds with similar fundamental characteristics. The Underlying Index is rebalanced monthly.
Component Selection Criteria. Eligible bonds are chosen by applying the eligibility rules and optimization methodology listed above. There is no maximum number of bond issues included per eligible issuer. The Underlying Index is updated monthly on the last business day of each month.
The Bloomberg Indexes
The Bloomberg Indexes are maintained by Bloomberg Finance L.P. and its affiliates (“Bloomberg”), which is the index provider and is not affiliated with BFA. BFA will have no role in maintaining the Underlying Indexes.
To use the Bloomberg MSCI US Aggregate ESG Focus Index, Bloomberg MSCI US Corporate 1-5 Year ESG Focus Index, Bloomberg MSCI US Corporate ESG Focus Index and Bloomberg MSCI US Universal Choice ESG Screened Index, BFA or its affiliates have entered into a license agreement with MSCI ESG Research LLC (“MSCI ESG Research”), which may license the Bloomberg MSCI US Aggregate ESG Focus Index, Bloomberg MSCI US Corporate 1-5 Year ESG Focus Index, Bloomberg MSCI US Corporate ESG Focus Index and Bloomberg MSCI US Universal Choice ESG Screened Index pursuant to its agreement with Bloomberg Index Services Limited (a subsidiary of Bloomberg) or an affiliate.
Bloomberg MSCI US Aggregate ESG Focus Index
Number of Components: approximately 8,088
Index Description. The Bloomberg MSCI US Aggregate ESG Focus Index, the Underlying Index, is designed to maximize exposure to favorable environmental, social and governance (“ESG”) practices while seeking to exhibit risk and return characteristics similar to those of the Bloomberg US Aggregate Bond Index, the parent index. The Underlying Index is constructed by selecting constituents from the parent index and applying an optimization process to certain constituents using ESG rating inputs from MSCI ESG Research in an effort to maximize exposure to ESG factors for a target tracking error constraint of 10 basis points relative to the parent index. To construct the Underlying Index, the Fund’s index provider begins with the parent index and replicates its U.S. Treasury bond, MBS, CMBS and ABS exposures. These exposures are preserved at the weights of the parent index and are not subject to the index provider’s optimization process, which is a quantitative process that seeks to determine optimal weights for securities to maximize exposure to securities of entities with higher MSCI ESG Research ratings subject to seeking to maintain risk and return characteristics similar to the parent index. For the remaining constituents of the parent index, the index provider excludes securities of entities without an MSCI ESG Research rating and:
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tobacco producers or companies with 15% or more of their revenue derived from tobacco products;
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civilian firearms producers or retailers that derive 5% or more of their revenue, or more than $20 million in revenue, from civilian firearms-related products;
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cluster bomb, landmine, depleted uranium, or chemical/biological weapon systems or components manufacturers; and
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any issuer with 5% or more revenue derived from thermal coal (power and heat) or oil sands.
The index provider also excludes securities of entities involved in very severe business controversies (as determined by MSCI ESG Research), and then follows the index provider’s optimization process. MSCI ESG Research identifies key ESG controversies, including, among other things, issues involving: (i) the environment (e.g., biodiversity and land use, toxic emissions and waste, energy and climate change, water stress, non-hazardous operational waste, and supply chain management); (ii) human rights and communities (e.g., impact on local communities, human rights concerns, and civil liberties); (iii) labor rights and supply chains (e.g., child labor, collective bargaining and union, health and safety, discrimination and workforce diversity, and labor management relations); (iv) customers (e.g., anti-competitive practices,
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customer relations, privacy and data security, product safety and quality, and marketing and advertising); and (v) governance (e.g., bribery and fraud, governance structures, and controversial investments). MSCI ESG Research then rates each entity’s exposure to these ESG issues and evaluates the extent to which the entity has created strategies and programs to manage ESG risks and opportunities. Entities are scored by MSCI ESG Research based on both their risk exposure and risk management, and then ranked in comparison to their industry peers. Using MSCI ESG Research’s ESG ratings, the index provider then follows its optimization process.
Index Methodology. The Underlying Index consists of U.S. dollar-denominated, investment-grade bonds from issuers generally evaluated for favorable ESG practices (as determined by MSCI ESG Research) while seeking to exhibit risk and return characteristics similar to those of the parent index. The securities in the Underlying Index must have remaining maturities of greater than or equal to one year (except for ABS and CMBS, which must have a remaining average life of at least one year, and for MBS, which must have a weighted average maturity of at least one year). In addition, the securities included in the Underlying Index must be fixed-rate, taxable securities. The securities in the Underlying Index are updated on the last business day of each month.
Bloomberg MSCI US Corporate 1-5 Year ESG Focus Index
Number of Components: approximately 1,416
Index Description. The Bloomberg MSCI US Corporate 1-5 Year ESG Focus Index, the Underlying Index, is designed to maximize exposure to positive ESG characteristics while seeking to exhibit risk and return characteristics similar to those of the Bloomberg US Corporate 1-5 Years Index, the parent index. The Underlying Index is constructed by selecting constituents from the parent index through an optimization process using ESG rating inputs from MSCI ESG Research in an effort to maximize exposure to ESG factors for a target tracking error constraint of 10 basis points relative to the parent index. The Fund’s index provider begins with the parent index, excludes securities of companies without an MSCI ESG Research rating and:
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tobacco producers or companies with 15% or more of their revenue derived from tobacco products;
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civilian firearms producers or retailers that derive 5% or more of their revenue, or more than $20 million in revenue, from civilian firearms-related products;
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cluster bomb, landmine, depleted uranium, or chemical/biological weapon systems or components manufacturers; and
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any issuer with 5% or more revenue derived from thermal coal (power and heat) or oil sands.
The index provider also excludes securities of companies involved in very severe business controversies (as determined by MSCI ESG Research), and then follows the index provider’s optimization process. MSCI ESG Research identifies key ESG controversies, including, among other things, issues involving: (i) the environment (e.g., biodiversity and land use, toxic emissions and waste, energy and climate change, water stress, non-hazardous operational waste, and supply chain management); (ii) human rights and communities (e.g., impact on local communities, human rights concerns, and civil liberties); (iii) labor rights and supply chains (e.g., child labor, collective bargaining and union, health and safety, discrimination and workforce diversity, and labor management relations); (iv) customers (e.g., anti-competitive practices, customer relations, privacy and data security, product safety and quality, and marketing and advertising); and (v) governance (e.g., bribery and fraud, governance structures, and controversial investments). MSCI ESG Research then rates each company’s exposure to these ESG issues and evaluates the extent to which the company has created strategies and programs to manage ESG risks and opportunities. Companies are scored by MSCI ESG Research based on both their risk exposure and risk management, and then ranked in comparison to their industry peers. Using MSCI ESG Research’s ESG ratings, the index provider then follows a quantitative process in an effort to determine optimal weights for securities to maximize exposure to securities of companies with higher ESG ratings subject to seeking to maintain risk and return characteristics similar to those of the parent index.
Index Methodology. The Underlying Index consists of U.S. dollar-denominated, investment-grade corporate bonds having remaining maturities between one and five years and issued by companies that have positive ESG characteristics (as determined by MSCI ESG Research ratings). In addition, the securities included in the Underlying Index must be fixed-rate, taxable corporate securities. Excluded from the Underlying Index include, but are not limited to, structured notes, private placements and floating rate securities. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last business day of each month.
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Bloomberg MSCI US Corporate ESG Focus Index
Number of Components: approximately 3,889
Index Description. The Bloomberg MSCI US Corporate ESG Focus Index, the Underlying Index, is designed to maximize exposure to positive ESG characteristics while seeking to exhibit risk and return characteristics similar to those of the Bloomberg US Corporate Index, the parent index. The Underlying Index is constructed by selecting constituents from the parent index through an optimization process using ESG rating inputs from MSCI ESG Research in an effort to maximize exposure to ESG factors for a target tracking error constraint of 10 basis points relative to the parent index. The Fund’s index provider begins with the parent index, excludes companies without an MSCI ESG Research rating and:
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tobacco producers or companies with 15% or more of their revenue derived from tobacco products;
•
civilian firearms producers or retailers that derive 5% or more of their revenue, or more than $20 million in revenue, from civilian firearms-related products;
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cluster bomb, landmine, depleted uranium, or chemical/biological weapon systems or components manufacturers; and
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any issuer with 5% or more revenue derived from thermal coal (power and heat) or oil sands.
The index provider also excludes companies involved in very severe business controversies (as determined by MSCI ESG Research), and then follows the index provider’s optimization process. MSCI ESG Research identifies key ESG controversies, including, among other things, issues involving: (i) the environment (e.g., biodiversity and land use, toxic emissions and waste, energy and climate change, water stress, non-hazardous operational waste, and supply chain management); (ii) human rights and communities (e.g., impact on local communities, human rights concerns, and civil liberties); (iii) labor rights and supply chains (e.g., child labor, collective bargaining and union, health and safety, discrimination and workforce diversity, and labor management relations); (iv) customers (e.g., anti-competitive practices, customer relations, privacy and data security, product safety and quality, and marketing and advertising); and (v) governance (e.g., bribery and fraud, governance structures, and controversial investments). MSCI ESG Research then rates each company’s exposure to these ESG issues and evaluates the extent to which the company has created strategies and programs to manage ESG risks and opportunities. Companies are scored by MSCI ESG Research based on both their risk exposure and risk management, and then ranked in comparison to their industry peers. Using MSCI ESG Research’s ESG ratings, the index provider then follows a quantitative process in an effort to determine optimal weights for securities to maximize exposure to securities of companies with higher ESG ratings subject to seeking to maintain risk and return characteristics similar to those of the parent index.
Index Methodology. The Underlying Index consists of U.S. dollar-denominated, investment-grade corporate bonds issued by companies that have positive ESG characteristics (as determined by MSCI ESG Research ratings) and have remaining maturities of greater than or equal to one year. In addition, the securities included in the Underlying Index must be fixed-rate, taxable corporate securities. Excluded from the Underlying Index include, but are not limited to, structured notes, private placements and floating rate securities. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last business day of each month.
Bloomberg U.S. Agency Bond Index
Number of Components: approximately 393
Index Description. The Bloomberg U.S. Agency Bond Index measures the performance of the agency sector of the U.S. government bond market and is composed of investment-grade U.S. dollar-denominated publicly-issued government agency bonds or debentures. The Underlying Index includes callable and non-callable securities issued by U.S. government agencies, quasi-federal corporations (as described under Index Methodology below), and corporate or non-U.S. debt guaranteed by the U.S. government. In addition, the securities in the Underlying Index must be fixed-rate and non-convertible and have $300 million or more of outstanding face value. As of February 29, 2024, approximately 73.04% of the composite market value of the bonds represented in the Underlying Index was in the form of U.S. agency debentures. The largest issues within the Underlying Index were FHLB, Fannie Mae and Freddie Mac, with a composite market value weight in the Underlying Index of approximately 26.63%, 22.87%, and 23.53%, respectively.
Index Methodology. The Underlying Index measures the performance of both callable and non-callable U.S. dollar-denominated government agency debentures, including securities of the following categories:
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•
U.S. government guaranteed securities: corporate and non-U.S. issuances that carry direct guarantees from the U.S. government;
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U.S. government owned, not guaranteed, securities: issuances of quasi-federal corporations (i.e., entities that are partially or wholly-owned by the U.S. government); such issuances generally carry no explicit guarantee of repayment from the U.S. government; and
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U.S. government sponsored securities: issuances of U.S. government sponsored entities (including Fannie Mae and Freddie Mac), which are not 100% government owned, but carry out government policies and benefit from implied involvement of central governments, such as by benefiting from certain government subsidies, credit provisions, or other government support; such issuances generally have no guarantees from the U.S. government.
The Underlying Index is market value weighted and the securities in the Underlying Index are updated on the last business day of each month.
The Underlying Index represents the U.S. Agency portion of the Bloomberg U.S. Aggregate Bond Index, whose eligible universe is defined by total market issuance, meeting the selection criteria mentioned above.
Index Maintenance. The Underlying Index constituents are reset on the last business day of each month and remain static throughout the month. The universe of Underlying Index constituents adjust for securities that become ineligible for inclusion in an Underlying Index during the month (e.g., because of downgrades or called bonds) or for issues that are newly eligible (e.g., up-grades or newly issued bonds) on the last business day of each month. The Bloomberg Indexes are valued using end of day bid side prices, as marked by Bloomberg. Intra-month cash flows contribute to monthly returns, but they are not reinvested during the month and do not earn a reinvestment return. Total returns are calculated based on the sum of price changes, gain/loss on repayments of principal, and coupon received or accrued, expressed as a percentage of beginning market value. The Bloomberg Indexes are calculated once a day and are available from major data vendors.
Bloomberg U.S. Aggregate Bond Index
Number of Components: approximately 13,534
Index Description. The Bloomberg U.S. Aggregate Bond Index represents the securities of the total U.S. investment-grade bond market.
Index Methodology. The Underlying Index provides a measure of the performance of the U.S. investment-grade bond market, which includes investment-grade (must be Baa3/BBB- or higher using the middle rating of Moody’s, S&P Global Ratings, and Fitch) U.S. Treasury bonds, government-related bonds, investment-grade corporate bonds, MBS, CMBS and ABS that are publicly offered for sale in the U.S. The securities in the Underlying Index must have $300 million or more of outstanding face value and must have at least one year remaining to maturity, with the exception of amortizing securities such as ABS and MBS, which have lower minimum thresholds as defined by the index provider. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate, non-convertible, and taxable. Certain types of securities, such as SLGs, are excluded from the Underlying Index. Also excluded from the Underlying Index are structured notes with embedded swaps or other special features, private placements, floating rate securities and Eurobonds. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last business day of each month. As of February 29, 2024, approximately 26.1% of the bonds represented in the Underlying Index were U.S. fixed-rate agency MBS. U.S. fixed-rate agency MBS are securities issued by entities such as Ginnie Mae, Freddie Mac and Fannie Mae that are backed by pools of mortgages. Most transactions in fixed-rate MBS occur through standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement (TBA transactions). The Fund may enter into such contracts on a regular basis. The Fund, pending settlement of such contracts, will invest its assets in high-quality, liquid short-term instruments, including shares of BlackRock Cash Funds. The Fund will assume its pro rata share of the fees and expenses of any money market fund that it may invest in, in addition to the Fund's own fees and expenses. The Fund may also acquire interests in mortgage pools through means other than such standardized contracts for future delivery.
Bloomberg U.S. Government/Credit Bond Index
Number of Components: approximately 9,467
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Index Description. The Bloomberg U.S. Government/Credit Bond Index measures the performance of U.S. dollar-denominated U.S. Treasury bonds, government-related bonds (i.e., U.S. and foreign agencies, sovereign, supranational and local authority debt), and investment-grade U.S. corporate bonds that have a remaining maturity of greater than or equal to one year.
Index Methodology. The Underlying Index consists of U.S. government, government-related and investment-grade U.S. credit securities that have greater than or equal to one year remaining to maturity and have more than $300 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues, such as TINs, SLGs, and coupon issues that have been stripped from assets that are already included in the Underlying Index. Also excluded from the Underlying Index are structured notes with embedded swaps or other special features, private placements, floating rate securities and Eurobonds. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last business day of each month.
Bloomberg U.S. Intermediate Government/Credit Bond Index
Number of Components: approximately 6,019
Index Description. The Bloomberg U.S. Intermediate Government/Credit Bond Index measures the performance of U.S. dollar-denominated U.S. Treasury bonds, government-related bonds (i.e., U.S. and foreign agencies, sovereign, supranational and local authority debt), and investment-grade U.S. corporate bonds that have a remaining maturity of greater than one year and less than ten years.
Index Methodology. The Underlying Index consists of U.S. government, government-related and investment-grade U.S. credit securities that have greater than one year and less than ten years remaining to maturity and have more than $300 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues, such as TINs, SLGs, and coupon issues that have been stripped from assets that are already included in the Underlying Index. Also excluded from the Underlying Index are structured notes with embedded swaps or other special features, private placements, floating rate securities and Eurobonds. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last business day of each month.
Bloomberg U.S. MBS Index
Number of Components: approximately 939
Index Description. The Bloomberg U.S. MBS Index measures the performance of investment-grade MBS issued or guaranteed by U.S. government agencies. As of February 29, 2024, there were 939 issues in the Underlying Index.
Index Methodology. The Underlying Index includes fixed-rate MBS issued by Ginnie Mae, Freddie Mac, and Fannie Mae that have 30-, 15-, 20-year maturities. All securities in the Underlying Index must have a remaining weighted average maturity of at least one year. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be non-convertible. The Underlying Index is market capitalization weighted, and the securities in the Underlying Index are updated on the last business day of each month. As of February 29, 2024, approximately 100% of the bonds represented in the Underlying Index were U.S. agency MBS. Most transactions in MBS occur through standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement (TBA transactions). The Fund may enter into such contracts for fixed-rate pass-through securities on a regular basis. The Fund, pending settlement of such contracts, will invest its assets in liquid, short-term instruments, including shares of BlackRock Cash Funds. The Fund will assume its pro rata share of the fees and expenses of any money market fund that it may invest in, in addition to the Fund's own fees and expenses. The Fund may also acquire interests in mortgage pools through means other than such standardized contracts for future delivery.
Bloomberg U.S. Universal 5-10 Year Index
Number of Components: approximately 6,301
Index Description. The Bloomberg U.S. Universal 5-10 Year Index measures the performance of U.S. dollar-denominated taxable bonds that are rated either investment-grade or high yield with remaining effective maturities between five and ten years.
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Index Methodology. The Underlying Index includes U.S. Treasury bonds, government-related bonds (i.e., U.S. and non-U.S. agencies, sovereign, quasi-sovereign, supranational and local authority debt), investment-grade and high yield U.S. corporate bonds, MBS, CMBS, ABS, Eurodollar bonds (i.e., U.S. dollar-denominated bonds issued by foreign issuers outside the U.S.), bonds registered with the SEC or exempt from registration at the time of issuance, or offered pursuant to Rule 144A under the 1933 Act with or without registration rights (“Rule 144A Bonds”) and emerging market bonds. The securities in the Underlying Index must be denominated in U.S. dollars and non-convertible. Excluded from the Underlying Index are tax- exempt municipal securities, coupon issues that have been stripped from bonds, structured notes, private placements (excluding Rule 144A Bonds) and inflation-linked bonds. A significant portion of the Underlying Index is comprised of MBS that include 20-year and 30-year mortgages. These MBS are included in the Underlying Index because their effective duration has historically been more consistent with the duration of non-callable 5-10 year bonds due to prepayments.
Bloomberg U.S. Universal 10+ Year Index
Number of Components: approximately 4,284
Index Description. The Bloomberg U.S. Universal 10+ Year Index measures the performance of U.S. dollar-denominated bonds that are rated either investment grade or high-yield with remaining maturities greater than ten years.
Index Methodology. The Underlying Index includes U.S. Treasury bonds, government-related bonds (i.e., U.S. and non-U.S. agencies, sovereign, quasi-sovereign, supranational and local authority debt), investment-grade and high yield U.S. corporate bonds, Eurodollar bonds (i.e., U.S. dollar-denominated bonds issued by foreign issuers outside the U.S.), bonds registered with the SEC or exempt from registration at the time of issuance, or offered pursuant to Rule 144A under the 1933 Act with or without registration rights (“Rule 144A Bonds”) and emerging market bonds. The Underlying Index is a subset of the Bloomberg U.S. Universal Index. The securities in the Underlying Index must have at least 10 years remaining to maturity, or at least 10 years remaining to the first call date in the case of callable perpetual securities. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and be non-convertible. Excluded from the Underlying Index are tax-exempt municipal securities, coupon issues that have been stripped from bonds, structured notes and private placements (excluding Rule 144A Bonds). The Underlying Index is market-capitalization weighted and is rebalanced on the last day of the month.
The investment-grade securities in the Underlying Index have $300 million or more par amount outstanding and the high yield securities have $150 million or more par amount outstanding. The U.S. dollar-denominated emerging market bonds in the Underlying Index have $500 million or more at the security level and corporate issuers have $1 billion or more in outstanding debt. The SEC Rule 144A issues in the Underlying Index have $250 million or more par amount outstanding.
Bloomberg MSCI US Universal Choice ESG Screened Index
Number of Components: approximately 10,700
Index Description. The Bloomberg MSCI US Universal Choice ESG Screened Index is a modified market value-weighted index designed to reflect the performance of U.S. dollar-denominated taxable bonds with favorable ESG ratings (as determined by MSCI ESG Research) while applying extensive screens, including, for example, a screen which focuses on removing fossil fuel exposure. Bloomberg begins with the Bloomberg U.S. Universal Index (the “parent index”) and selects companies with favorable ESG ratings while excluding:
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All companies that derive 5% or more aggregate revenue from the production, distribution and retail, and all companies that produce, direct, or publish adult entertainment materials that fall into the following categories: producer of NC-17-rated films, pay-per-view programming or channels, sexually explicit video games, books or magazines with adult content, live entertainment of an adult nature, adults-only material on the internet;
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All companies classified as a “producer” that derive $500 million or 5% or more in revenue from manufacturing, distributing, retailing, licensing, and supplying alcoholic products, and all companies deriving 15% or more aggregate revenue from the manufacture, distribution, retailing, licensing, and supply of alcoholic products;
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All companies classified as involved in “operations” that derive $500 million or 5% or more in revenue from ownership or operation of gambling facilities, provision of key products or services fundamental to gambling operations, and licensing of gambling products, and all companies deriving 15% or more aggregate revenue from ownership or operation of gambling facilities, provision of key products or services fundamental to gambling operations, and licensing of gambling products;
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All companies that manufacture tobacco products, such as cigars, blunts, cigarettes, e-cigarettes, inhalers, beedis, kreteks, smokeless tobacco, snuff, snus, dissolvable and chewing tobacco (including companies that grow or process raw tobacco leaves), and all companies deriving 5% or more aggregate revenue from the manufacture, distribution, retailing, licensing, and supply of tobacco products;
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All companies deriving revenue from genetically modifying plants, such as seeds and crops, and other organisms intended for agricultural use or human consumption;
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All companies that manufacture cluster munitions whole weapons systems, components, or delivery platforms, all companies involved in the production of depleted uranium (DU) weapons, ammunition, and armor, including companies that manufacture armor piercing, fin stabilized, discarding sabot tracing rounds (APFSDS-T), kinetic Energy Missiles made with DU penetrators, and DU-enhanced armor, including composite tank armor, and all companies that manufacture landmines whole systems or components;
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All companies that manufacture nuclear warheads and/or whole nuclear missiles (including assembly and integration of warhead and missile body, as well as companies with contracts to operate/manage government-owned facilities that manufacture nuclear warheads and missiles), all companies that manufacture components that were developed or are significantly modified for exclusive use in nuclear weapons (warheads and missiles) (including companies with contracts to operate/manage government-owned facilities that manufacture components for nuclear warheads and missiles), all companies that manufacture or assemble delivery platforms that were developed or significantly modified for the exclusive delivery of nuclear weapons, all companies that manufacture components that were not developed or not significantly modified for exclusive use in nuclear weapons (warheads and missiles) but can be used in nuclear weapons, all companies that manufacture or assemble delivery platforms that were not developed or not significantly modified for the exclusive delivery of nuclear weapons but have the capability to deliver nuclear weapons, all companies that manufacture components for nuclear-exclusive delivery platforms, and all companies that manufacture components for dual-use delivery platforms;
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All companies that manufacture firearms and small arms ammunitions for civilian markets (but not including companies that cater to the military, government, and law enforcement markets), all companies deriving 5% or more aggregate revenue from the production and distribution (wholesale or retail) of firearms or small arms ammunition intended for civilian use, and all companies deriving $20 million or more revenue from the production and distribution (wholesale or retail) of firearms or small arms ammunition intended for civilian use;
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All companies deriving 5% or more revenue from the production of conventional weapons and components, all companies deriving 10% or more aggregate revenue from weapons systems, components, and support systems and services for conventional weapons;
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All companies deriving 50% or more revenue from involvement in the operation of “for profit prisons” (also known as “private prisons”) or the provision of integral services to these types of facilities;
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All companies deriving 5% or more revenue from products and services associated with certain controversial lending practices;
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All companies deriving revenue from cultivating oil palm trees and harvesting fresh fruit bunches (FFBs) used to produce palm oil products;
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All companies that own or operate nuclear power plants, own or operate active uranium mines, are involved in uranium enrichment and processing, are involved in the design and engineering of nuclear power reactors, or derive 15% or more aggregate revenue from ownership or operation of nuclear power plants and supply of key nuclear-specific products or services; and
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All companies that belong to the Bloomberg Energy Fixed Income Sector and all companies with an industry tie to fossil fuels (thermal coal, oil and gas) - in particular, reserve ownership, related revenues and power generation, but not including companies providing evidence of owning metallurgical coal reserves.
Additionally, Bloomberg excludes companies involved in very serious business controversies.
Index Methodology. The Underlying Index measures the performance of U.S. dollar-denominated taxable bonds that are rated either investment-grade or high yield and are from issuers generally evaluated for favorable ESG practices (as determined by MSCI ESG Research) while exhibiting risk and return characteristics similar to those of the parent index, which includes securities with at least one year until final maturity, without regard to optionality features such as call provisions or conversion provisions. The Underlying Index includes U.S. Treasury bonds, government-related bonds (i.e., U.S. and non-U.S.
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agencies, sovereign, quasi-sovereign, supranational and local authority debt), investment-grade and high yield (as well as unrated) corporate bonds, mortgage-backed pass-through securities, CMBS, ABS, Eurodollar bonds, bonds registered with the SEC or exempt from registration at the time of issuance or offered pursuant to Rule 144A with or without registration rights and U.S. dollar-denominated emerging market bonds. The securities in the Underlying Index are updated on the last business day of each month.
The ICE® Securities Indexes
ICE 0-3 Month US Treasury Securities Index
Number of Components: approximately 37
Index Description. The ICE 0-3 Month US Treasury Securities Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of less than or equal to three months.
Index Methodology. The Underlying Index is market value weighted based on amounts outstanding of issuances consisting of publicly issued U.S. Treasury securities with a remaining term to final maturity of less than or equal to three months as of the rebalance date and have $1 billion or more of outstanding face value, excluding amounts held by the Federal Reserve System Open Market Account. In addition, the securities in the Underlying Index must have a fixed coupon schedule and be denominated in U.S. dollars. Excluded from the Underlying Index are inflation-linked securities, cash management bills and zero-coupon bonds that have been stripped from coupon-paying bonds (e.g., Separate Trading of Registered Interest and Principal of Securities). However, the amounts outstanding of qualifying coupon securities in the Underlying Index are not reduced by any individual components of such securities (i.e., coupon or principal) that have been stripped after inclusion in the Underlying Index. Accrued interest is calculated assuming next day settlement. The Underlying Index is rebalanced on the last calendar day of each month. Cash flows from bond payments and redemptions are retained in the Underlying Index until end of the month and then removed as part of the rebalancing. Cash does not earn any reinvestment income while it is held in the Underlying Index. New issues must be auctioned on or before the rebalancing date in order to qualify for the coming month.
ICE Short US Treasury Securities Index
Number of Components: approximately 103
Index Description. The ICE Short US Treasury Securities Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of less than or equal to one year.
Index Methodology. The Underlying Index is market value weighted based on amounts outstanding of issuances consisting of publicly issued U.S. Treasury securities with at least 50 days to final maturity at the time of issuance, a remaining term to final maturity of less than or equal to one year as of the rebalance date and have $1 billion or more of outstanding face value, excluding amounts held by the Federal Reserve System Open Market Account. In addition, the securities in the Underlying Index must have a fixed coupon schedule and be denominated in U.S. dollars. Excluded from the Underlying Index are inflation-linked securities, cash management bills, and zero-coupon bonds that have been stripped from coupon-paying bonds (e.g., Separate Trading of Registered Interest and Principal of Securities (“STRIPS”)). However, the amounts outstanding of qualifying coupon securities in the Underlying Index are not reduced by any individual components of such securities (i.e., coupon or principal) that have been stripped after inclusion in the Underlying Index. Accrued interest is calculated assuming next day settlement. The Underlying Index is rebalanced on the last calendar day of each month. Cash flows from bond payments and redemptions are retained in the Underlying Index until end of the month and then removed as part of the rebalancing. Cash does not earn any reinvestment income while it is held in the Underlying Index. New issues must be auctioned on or before the rebalancing date in order to qualify for the coming month.
The ICE® BofA® Bond Indexes
ICE BofA 1-5 Year US Corporate Index
Number of Components: approximately 3,932
Index Description. The ICE BofA 1-5 Year US Corporate Index measures the performance of investment-grade corporate bonds of both U.S. and non-U.S. issuers that are U.S. dollar-denominated and publicly issued in the U.S. domestic market and have a remaining maturity of greater than or equal to one year and less than five years.
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Index Methodology. The Underlying Index consists of investment-grade U.S. corporate bonds of both U.S. and non-U.S. issuers that have a remaining maturity of greater than or equal to one year and less than five years, have been publicly issued in the U.S. domestic market, and have more than $250 million or more of outstanding face value. The Index Provider deems securities as “investment grade” based on the average rating of Fitch (BBB or better), Moody’s (Baa or better) and/or S&P Global Ratings are considered (BBB or better). In addition, the securities must be denominated in U.S. dollars and must be fixed-rate. Original issue zero coupon bonds, 144a securities (with and without registration rights), and pay-in-kind securities are included in the index. Callable perpetual securities are included provided they are at least one year from the first call date. Fixed-to-floating rate securities are included provided they are callable within the fixed rate period and are at least one year from the last call prior to the date the bond transitions from a fixed to a floating rate security. Excluded from the Underlying Index are equity-linked securities, securities in legal default, hybrid securitized corporate bonds, Eurodollar bonds (U.S. dollar-denominated securities not issued in the U.S. domestic market), taxable and tax-exempt U.S. municipal securities and dividends-received-deduction-eligible securities. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last calendar day of each month.
ICE BofA 5-10 Year US Corporate Index
Number of Components: approximately 2,724
Index Description. The ICE BofA 5-10 Year US Corporate Index measures the performance of investment-grade corporate bonds of both U.S. and non-U.S. issuers that are U.S. dollar-denominated and publicly issued in the U.S. domestic market and have a remaining maturity of greater than or equal to five years and less than ten years.
Index Methodology. The Underlying Index consists of investment-grade U.S. corporate bonds of both U.S. and non-U.S. issuers that have a remaining maturity of greater than or equal to five years and less than ten years, have been publicly issued in the U.S. domestic market, and have more than $250 million or more of outstanding face value. The Index Provider deems securities as “investment grade” based on the average rating of Fitch (BBB or better), Moody’s (Baa or better) and/or S&P Global Ratings are considered (BBB or better). In addition, the securities must be denominated in U.S. dollars and must be fixed-rate. Original issue zero coupon bonds, 144a securities (with and without registration rights), and pay-in-kind securities are included in the index. Callable perpetual securities are included provided they are at least five years from the first call date. Fixed-to-floating rate securities are included provided they are callable within the fixed rate period and are at least five years from the last call prior to the date the bond transitions from a fixed to a floating rate security. Excluded from the Underlying Index are equity-linked securities, securities in legal default, hybrid securitized corporate bonds, Eurodollar bonds (U.S. dollar-denominated securities not issued in the U.S. domestic market), taxable and tax-exempt U.S. municipal securities and dividends-received-deduction-eligible securities. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last calendar day of each month.
ICE BofA 10+ Year US Corporate Index
Number of Components: approximately 3,653
Index Description. The ICE BofA 10+ Year US Corporate Index measures the performance of investment-grade corporate bonds of both U.S. and non-U.S. issuers that are U.S. dollar-denominated and publicly issued in the U.S. domestic market and have a remaining maturity of greater than or equal to ten years.
Index Methodology. The Underlying Index consists of investment-grade U.S. corporate bonds of both U.S. and non-U.S. issuers that have a remaining maturity of greater than or equal to ten years, have been publicly issued in the U.S. domestic market, and have more than $250 million or more of outstanding face value. The Index Provider deems securities as “investment grade” based on the average rating of Fitch (BBB or better), Moody’s (Baa or better) and/or S&P Global Ratings are considered (BBB or better). In addition, the securities must be denominated in U.S. dollars and must be fixed-rate. Original issue zero coupon bonds, 144a securities (with and without registration rights), and pay-in-kind securities are included in the index. Callable perpetual securities are included provided they are at least ten years from the first call date. Fixed-to-floating rate securities are included provided they are callable within the fixed rate period and are at least ten years from the last call prior to the date the bond transitions from a fixed to a floating rate security. Excluded from the Underlying Index are equity-linked securities, securities in legal default, hybrid securitized corporate bonds, Eurodollar bonds (U.S. dollar-denominated securities not issued in the U.S. domestic market), taxable and tax-exempt U.S. municipal securities and dividends-received-deduction-eligible securities. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last calendar day of each month.
ICE BofA Long US Treasury Principal STRIPS Index
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Number of Components: approximately 20
Index Description. The ICE BofA Long US Treasury Principal STRIPS Index measures the performance of long maturity Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) representing the final principal payment of U.S. Treasury bonds. Qualifying principal STRIPS must have at least 25 years remaining term to final maturity and must be stripped from U.S. Treasury bonds having at least $1 billion in outstanding face value.
Index Methodology. Underlying Index constituents are weighted based on the market price of each constituent multiplied by an assumed face value of $1 billion per constituent. The Underlying Index is rebalanced quarterly, on March 31, June 30, September 30 and December 31, based on information available up to and including the third business day before the last business day of the rebalancing month. Issues that meet the qualifying criteria are included in the Underlying Index for the following quarter. Constituents that no longer meet the criteria during the course of the quarter remain in the Underlying Index until the next rebalancing at which point they are removed from the Underlying Index.
ICE BofA US Corporate Index
Number of Components: approximately 10,309
Index Description. The ICE BofA US Corporate Index measures the performance of investment-grade corporate bonds of both U.S. and non-U.S. issuers that are U.S. dollar-denominated and publicly issued in the U.S. domestic market and have a remaining maturity of greater than or equal to one year. As of February 29, 2024, the Underlying Index included issuers from the following countries: Australia, Austria, Barbados, Belgium, Bermuda, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Finland, France, Germany, Hong Kong, India, Indonesia, Ireland, Israel, Italy, Japan, Kazakhstan, Kuwait, Luxembourg, Macau, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Panama, Peru, Portugal, Puerto Rico, Qatar, Saudi Arabia, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Arab Emirates, the U.K. and the U.S.
Index Methodology. The Underlying Index consists of investment-grade U.S. corporate bonds of both U.S. and non-U.S. issuers that have a remaining maturity of greater than or equal to one year, have been publicly issued in the U.S. domestic market, and have more than $250 million or more of outstanding face value. The Index Provider deems securities as “investment grade” based on the average rating of Fitch (BBB or better), Moody’s (Baa or better) and/or S&P Global Ratings are considered (BBB or better). In addition, the securities must be denominated in U.S. dollars and must be fixed-rate. Original issue zero coupon bonds, 144a securities (with and without registration rights), and pay-in-kind securities are included in the index. Callable perpetual securities are included provided they are at least one year from the first call date. Fixed-to-floating rate securities are included provided they are callable within the fixed rate period and are at least one year from the last call prior to the date the bond transitions from a fixed to a floating rate security. Excluded from the Underlying Index are equity-linked securities, securities in legal default, hybrid securitized corporate bonds, Eurodollar bonds (U.S. dollar-denominated securities not issued in the U.S. domestic market), taxable and tax-exempt U.S. municipal securities and dividends-received-deduction-eligible securities. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last calendar day of each month.
The ICE® U.S. Treasury Bond Index Series
ICE U.S. Treasury 1-3 Year Bond Index
Number of Components: approximately 96
Index Description. The ICE U.S. Treasury 1-3 Year Bond Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to one year and less than three years.
Index Methodology. The Underlying Index consists of publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to one year and less than three years and have $300 million or more of outstanding face value, excluding amounts held by the Fed. In addition, the securities in the Underlying Index must be fixed-rate and denominated in U.S. dollars. Excluded from the Underlying Index are inflation-linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that have been stripped from coupon-paying bonds. The Underlying Index is market value weighted, and the securities in the Underlying Index are updated on the last business day of each month.
ICE U.S. Treasury 3-7 Year Bond Index
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Number of Components: approximately 96
Index Description. The ICE U.S. Treasury 3-7 Year Bond Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to three years and less than seven years.
Index Methodology. The Underlying Index consists of publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to three years and less than seven years and have $300 million or more of outstanding face value, excluding amounts held by the Fed. In addition, the securities in the Underlying Index must be fixed-rate and denominated in U.S. dollars. Excluded from the Underlying Index are inflation-linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that have been stripped from coupon-paying bonds. The Underlying Index is market value weighted, and the securities in the Underlying Index are updated on the last business day of each month.
ICE U.S. Treasury 7-10 Year Bond Index
Number of Components: approximately 12
Index Description. The ICE U.S. Treasury 7-10 Year Bond Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to seven years and less than ten years.
Index Methodology. The Underlying Index consists of publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to seven years and less than ten years and have $300 million or more of outstanding face value, excluding amounts held by the Fed. In addition, the securities in the Underlying Index must be fixed-rate and denominated in U.S. dollars. Excluded from the Underlying Index are inflation-linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that have been stripped from coupon-paying bonds. The Underlying Index is market value weighted, and the securities in the Underlying Index are updated on the last business day of each month.
ICE U.S. Treasury 10-20 Year Bond Index
Number of Components: approximately 42
Index Description. The ICE U.S. Treasury 10-20 Year Bond Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to ten years and less than twenty years.
Index Methodology. The Underlying Index consists of publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to ten years and less than twenty years and have $300 million or more of outstanding face value, excluding amounts held by the Fed. In addition, the securities in the Underlying Index must be fixed-rate and denominated in U.S. dollars. Excluded from the Underlying Index are inflation-linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that have been stripped from coupon-paying bonds. The Underlying Index is market value weighted, and the securities in the Underlying Index are updated on the last business day of each month.
ICE U.S. Treasury 20+ Year Bond Index
Number of Components: approximately 40
Index Description. The ICE U.S. Treasury 20+ Year Bond Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity greater than or equal to twenty years.
Index Methodology. The Underlying Index consists of publicly-issued U.S. Treasury securities that have a remaining maturity greater than or equal to twenty years and have $300 million or more of outstanding face value, excluding amounts held by the Fed. In addition, the securities in the Underlying Index must be fixed-rate and denominated in U.S. dollars. Excluded from the Underlying Index are inflation-linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that have been stripped from coupon-paying bonds. The Underlying Index is market value weighted, and the securities in the Underlying Index are updated on the last business day of each month.
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The ICE® AMT-Free US Municipal Index Series
ICE AMT-Free US Municipal Index series includes indexes that track the performance of U.S. dollar denominated investment grade tax-exempt debt publicly issued in the U.S. domestic market by U.S. states and their respective political subdivisions. Qualifying securities must be exempt from Federal income taxes and must not be subject to alternative minimum tax. In addition, qualifying securities must have at least one month remaining term to final maturity, a fixed coupon schedule (including zero coupon and step-up or stepdown bonds) and an investment grade rating (based on lowest rating of Moody’s, S&P and Fitch). Once a bond is removed from an index due to a downgrade it is not eligible to re-enter for six months. Unrated pre-refunded and escrowed-to-maturity securities qualify for inclusion provided they or their original security met the rating criterion at the point of pre-refunding or escrow. Remarketed mandatory put/tender securities are included in the index.
The ICE AMT-Free US Municipal Index series excludes the following instruments:
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Health, Hospital, Single-Family Housing, Multi-Family Housing and Tobacco sector bonds
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Securities issued for purposes of student loans, charter schools, prepaid gas or electric contracts, as well as for-profit industrial development or pollution control
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Securities supporting private activities, including convention centers, stadiums, cultural facilities, parks, recreation, housing and industrial development, that are not a general obligation of a state or municipality
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Securities issued for conduit obligors with use of proceeds related to student housing, waste removal, office buildings, shopping centers, airlines, hotels, telephone, electricity, private services and economic development
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Cash flow financing notes (BANs), other than grant anticipation notes
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Limited placement securities prior to the first settlement date
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Securities issued by U.S. territories (but debt issued by the District of Columbia is included)
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Taxable municipal securities
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Floating rate notes and variable rate demand obligations or notes
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Secondarily insured securities
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Custodial receipts
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Municipal commercial paper and auction-rate notes or bonds
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Private placements, 144A securities and securities issued under the Municipal Liquidity Facility
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Securities in legal default
Index constituents are market capitalization weighted, subject to the following capping mechanism and constraints:
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For each of the ICE AMT-Free US National Municipal Index and ICE Short Maturity AMT-Free US National Municipal Index, individual issuers are capped at 10% of the index, with any excess redistributed across the uncapped issuers of the index on a pro rata basis. For each of the ICE AMT-Free California Municipal Index and ICE AMT-Free New York Plus Municipal Index, individual issuers are capped at 25% of the index, with any excess redistributed across the uncapped issuers of the index on a pro rata basis.
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After applying the caps in step 1, the index is segmented into a large cap group, consisting of issuers with index weights greater than or equal to 5%, and a small cap group consisting of issuers with less than 5% weight in the index.
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Issuer weights in the small cap group are capped at 4.85%, with any excess redistributed across the remaining uncapped issuers’ securities in the small cap group on a pro rata basis.
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For each of the ICE AMT-Free US National Municipal Index and ICE Short Maturity AMT-Free US National Municipal Index, if the combined weight of the large cap group is greater than 25% of the index, the weight of the group is reduced to 25%, with the weights of all issuers in the group reduced on a pro rata basis, provided no issuer is reduced below 5%. For each of the ICE AMT-Free California Municipal Index and ICE AMT-Free New York Plus Municipal Index, if the combined weight of the large cap group is greater than 50% of the index, the weight of the group is reduced to 50%, with the weights of all issuers in the group reduced on a pro rata basis, provided no issuer is reduced below 5%.
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Any excess weight resulting from the reduction of the large cap group weight in step 4 is redistributed across all issuers in the small cap group on a pro-rata basis, provided no issuer exceeds 4.85%.
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If all small cap issuers reach the 4.85% cap, any remaining excess weight is redistributed across all index issuers on a pro rata basis.
For purposes of applying the above caps, issuers are defined as issuing entities except for conduit debt, in which case the underlying issuer is used. In addition, an issuing entity’s general obligation debt is considered to be issued by a separate, distinct issuer from revenue bonds issued by the same entity. Pre-refunded securities are not included in issuer weights and are not subject to any issuer caps, nor do they receive redistributions of any excess weights.
Accrued interest is calculated assuming next-day settlement. Cash flows from bond payments, including interest coupons and principal repayments of maturing or called bonds that are received during the month, are retained in the index until the end of the month and then are removed as part of the rebalancing. Cash does not earn any reinvestment income while it is held in the index. Information concerning constituent bond prices, timing and conventions and index governance and administration is provided in the ICE Bond Index Methodologies, which can be accessed on ICE’s public website (https://indices.theice.com), or by sending a request to iceindices@theice.com.
Each index is rebalanced on the last calendar day of the month, based on information available up to and including the third business day before the last business day of the month. New issues must settle on or before the following calendar month end rebalancing date in order to qualify for the coming month (e.g., an issue must settle on or before November 30 in order to be included in the index on October 31). No changes are made to constituent holdings other than on month end rebalancing dates.
ICE AMT-Free California Municipal Index
Number of Components: approximately 3,887
Index Description. The ICE AMT-Free California Municipal Index is a broad, comprehensive, market-value weighted index designed to measure the performance of investment grade tax-exempt debt publicly issued in the U.S. municipal bond market by the state of California and its political subdivisions.
Component Selection Criteria. Qualifying securities must have at least $15 million minimum par amount (i.e., currently outstanding face value) and be part of a deal with an original offering size of at least $100 million.
ICE AMT-Free New York Plus Municipal Index
Number of Components: approximately 25,923 with approximately 6,551 from New York (representing 95% of the Underlying Index) and 19,372 from U.S. states excluding New York (representing 5% of the Underlying Index).
Index Description. The ICE AMT-Free New York Plus Municipal Index is a broad, comprehensive, market-value weighted index designed to measure the performance of investment grade tax-exempt debt publicly issued in the U.S. municipal bond market by the state of New York and its political subdivisions. The Underlying Index includes a 5% weighting to U.S. dollar denominated investment grade tax-exempt debt publicly issued in the U.S. domestic market by states other than New York and such states’ political subdivisions.
Component Selection Criteria. Qualifying securities must have at least $5 million minimum par amount (i.e., currently outstanding face value) and be part of a deal with an original offering size of at least $20 million.
ICE AMT-Free US National Municipal Index
Number of Components: approximately 23,383
Index Description. The ICE AMT-Free US National Municipal Index is a broad, comprehensive, market-value weighted index designed to measure the performance of investment-grade tax-exempt debt publicly issued in the U.S. municipal bond market.
Component Selection Criteria. Qualifying securities must have at least $15 million minimum par amount (i.e., currently outstanding face value) and be part of a deal with an original offering size of at least $100 million.
ICE Short Maturity AMT-Free US National Municipal Index
Number of Components: approximately 21,876
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Index Description. The ICE Short Maturity AMT-Free US National Municipal Index is a broad, comprehensive, market-value weighted index designed to measure the performance of short maturity investment grade tax-exempt debt publicly issued in the U.S. municipal bond market.
Component Selection Criteria. Qualifying securities must have at least one month but less than five years remaining term to final maturity, at least $5 million minimum par amount (i.e., currently outstanding face value) and be part of a deal with an original offering size of at least $50 million.
The Markit iBoxx Indexes
iBoxx MSCI ESG Advanced USD Liquid Investment Grade Index
Number of Components: approximately 1,793
Index Description. The iBoxx MSCI ESG Advanced USD Liquid Investment Grade Index is designed to apply climate-based and values-based screens to the Markit iBoxx USD Liquid Investment Grade Index (the “parent index”), and also is designed to select issuers with average or above ESG ratings relative to their sector peers, as identified by MSCI ESG Research. The Underlying Index is a modified market value weighted index with a cap on each issuer of 3% of the Underlying Index at each monthly rebalancing.
Bonds with the following characteristics are included in the Underlying Index: fixed coupon bonds; step-up bonds; sinking funds and amortizing bonds; medium term notes; certain senior fixed-to-floating rate bonds; Rule 144A offerings with a registration right; callable bonds; and putable bonds.
The following bond types are specifically excluded from the Underlying Index: preferred shares; optionally and mandatory convertible bonds; subordinated bank or insurance debt with mandatory conversion features; bonds with other equity features attached; perpetual bonds; certain fixed-to-floater bonds; floating rate notes; pay-in kind bonds; zero coupon bonds; zero step-ups; bonds with differences between accrual and coupon payment periods; private placements; and retail bonds.
Index Methodology. To construct the Underlying Index, Markit begins with the parent index and then applies a series of climate-based and values-based screens.
The parent index is designed to reflect the performance of U.S. dollar-denominated investment grade corporate bonds that: (i) are issued by companies domiciled in countries classified as developed markets by Markit; (ii) have an average rating of investment grade (ratings from Fitch, Moody’s, or S&P Global Ratings are considered; if more than one agency provides a rating, the average rating is attached to the bond); (iii) have at least $750 million of outstanding face value for the specific bond issue; (iv) are from issuers with at least $2 billion outstanding face value of all of the issuer's bonds eligible for inclusion in the parent index; and (v) have at least three years to maturity at rebalance (three years and six months to maturity for new index insertions). As of February 29, 2024, the Index Provider classifies the following countries as developed markets: Andorra, Australia, Austria, the Bahamas, Belgium, Bermuda, Brunei Darussalam, Canada, Cayman Islands, Cyprus, Denmark, Finland, France, Germany, Greece, Hong Kong, Iceland, Ireland, Israel, Italy, Japan, Liechtenstein, Luxembourg, Macao, Malta, the Netherlands, New Zealand, Norway, Portugal, San Marino, Singapore, Slovenia, Spain, Sweden, Switzerland, the U.K. and the U.S.
The climate-based screens remove issuers with an industry tie to fossil fuels (e.g., thermal coal, oil, and gas) including reserve ownership, related revenues and power generation (as determined by MSCI ESG Research); issuers classified by IHS Markit in the Oil and Gas Market Sector; and issuers with MSCI Environmental controversies scores below two (2). The values-based screens remove a variety of controversial business activities (as determined by MSCI ESG Research) including adult entertainment, alcohol, civilian firearms, controversial weapons, conventional weapons, for profit prisons, gambling, genetically modified organisms, nuclear power, nuclear weapons, palm oil, predatory lending, and tobacco based on revenue or percentage of revenue thresholds for certain categories (e.g. $500 million or 50%) and categorical exclusions for others (e.g. nuclear weapons). The values-based screens also remove issuers violating the United Nations Global Compact. Additionally, the index removes issuers with a MSCI ESG ratings below BBB and issuers with a MSCI ESG controversies score of less than one (1).
To determine if companies are involved in ESG controversies, MSCI assesses the possible negative environmental, social, and/or governance impact of a company’s operations or products on a scale from zero to ten, with zero being the most
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severe controversy rating. To determine if companies are involved in environmental controversies, MSCI assesses the possible impact of a company’s operations or products in environmental issues such as energy and climate change, land use and biodiversity, toxic emissions and waste, water stress and operational waste. The impact is rated on a scale from zero to ten, with zero being the most severe controversy rating. To determine ESG ratings, MSCI rates the ESG characteristics of securities on a scale of “CCC” (lowest) to “AAA” (highest). MSCI evaluates a company’s risks and opportunities using a sector-specific ESG Key Issues (“Key Issues”) (e.g., carbon emissions) selection and weighting model. Each company is scored on a scale of 0 to 10, with 10 being the highest, for each Key Issue before being provided an ESG rating based on average Key Issue score.
After applying the criteria mentioned above, the remaining securities are weighted based on market capitalization, with an issuer cap of 3% of the Underlying Index. The securities in the Underlying Index are updated on the last business day of each month.
The exact definitions for the business involvement screens mentioned above are:
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Adult Entertainment
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all companies that produce, direct, or publish adult entertainment materials that fall into the following categories: producer of X-rated films, pay-per-view programming or channels, sexually explicit video games, books or magazines with adult content, live entertainment of an adult nature, adults-only material on the internet.
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all companies deriving 5% or more aggregate revenue from the production, distribution and retail of adult entertainment materials.
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Alcohol
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all companies classified as a “Producer” that derive 5% or more in revenue from manufacturing, distributing, retailing, licensing, and supplying alcoholic products.
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all companies classified as a “Producer” that derive USD 500 million or more in revenue from manufacturing, distributing, retailing, licensing, and supplying alcoholic products.
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all companies deriving 15% or more aggregate revenue from the manufacture, distribution, retailing, licensing, and supply of alcoholic products.
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Civilian Firearms
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all companies that manufacture firearms and small arms ammunitions for civilian markets. It does not include companies that cater to the military, government, and law enforcement markets.
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all companies deriving 5% or more aggregate revenue from the production and distribution (wholesale or retail) of firearms or small arms ammunition intended for civilian use.
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all companies deriving USD 20 million or more revenue from the production and distribution (wholesale or retail) of firearms or small arms ammunition intended for civilian use.
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Controversial Weapons
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all companies that manufacture cluster munitions whole weapons systems, components, or delivery platforms.
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all companies that manufacture landmines whole systems or components.
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all companies involved in the production of depleted uranium (DU) weapons, ammunition, and armor, including companies that manufacture armor piercing, fin stabilized, discarding sabot tracing rounds (APFSDS-T); Kinetic Energy Missiles made with DU penetrators; and DU-enhanced armor, including composite tank armor.
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Conventional Weapons
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all companies deriving 5% or more revenue from the production of conventional weapons and components.
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all companies deriving 10% or more aggregate revenue from weapons systems, components, and support systems and services.
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For Profit Prisons
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all companies deriving 50% or more revenue from involvement in the operation of “For Profit Prisons” or
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the provision of integral services to these types of facilities. These facilities may be alternatively known as private prisons. Only excluded starting from March 31, 2020. Prior to March 31, 2020, exclusions were supplemented historically by using the March 31, 2020 starting universe of constituents to conservatively remove any issuers involved in the screen.
•
Gambling
•
all companies classified as involved in “Operations” that derive 5% or more in revenue from ownership or operation of gambling facilities, provision of key products or services fundamental to gambling operations, and licensing of gambling products.
•
all companies classified as involved in “Operations” that derive USD 500 million or more in revenue from ownership or operation of gambling facilities, provision of key products or services fundamental to gambling operations, and licensing of gambling products.
•
all companies deriving 15% or more aggregate revenue from ownership or operation of gambling facilities, provision of key products or services fundamental to gambling operations, and licensing of gambling products.
•
Genetically Modified Organisms
•
all companies deriving more than 0% revenue from genetically modifying plants, such as seeds and crops, and other organisms intended for agricultural use or human consumption.
•
Nuclear Power
•
all companies that own or operate nuclear power plants.
•
all companies that own or operate active uranium mines.
•
all companies that are involved in uranium enrichment and processing.
•
all companies that are involved in the design and engineering of nuclear power reactors.
•
all companies deriving 15% or more aggregate revenue from ownership or operation of nuclear power plants and supply of key nuclear-specific products or services.
•
Nuclear Weapons
•
all companies that manufacture nuclear warheads and/or whole nuclear missiles. It includes assembly and integration of warhead and missile body, as well as companies with contracts to operate/manage government-owned facilities that manufacture nuclear warheads and missiles.
•
all companies that manufacture components that were developed or are significantly modified for exclusive use in nuclear weapons (warheads and missiles). It includes companies with contracts to operate/manage government-owned facilities that manufacture components for nuclear warheads and missiles.
•
all companies that manufacture or assemble delivery platforms that were developed or significantly modified for the exclusive delivery of nuclear weapons.
•
all companies that manufacture components that were not developed or not significantly modified for exclusive use in nuclear weapons (warheads and missiles) but can be used in nuclear weapons.
•
all companies that manufacture or assemble delivery platforms that were not developed or not significantly modified for the exclusive delivery of nuclear weapons but have the capability to deliver nuclear weapons.
•
all companies that manufacture components for nuclear-exclusive delivery platforms.
•
all companies that manufacture components for dual-use delivery platforms.
•
Palm Oil
•
all companies deriving more than 0% revenue from cultivating oil palm trees and harvesting fresh fruit bunches (FFBs) used to produce palm oil products. Only excluded starting from March 31, 2020. Prior to March 31, 2020, exclusions were supplemented historically by using the March 31, 2020 starting universe of constituents to conservatively remove any issuers involved in the screen.
•
Predatory Lending
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•
all companies deriving 5% or more revenue from products and services associated with certain controversial lending practice.
•
Tobacco
•
all companies that manufacture tobacco products, such as cigars, blunts, cigarettes, e-cigarettes, inhalers, beedis, kreteks, smokeless tobacco, snuff, snus, dissolvable and chewing tobacco. It includes companies that grow or process raw tobacco leaves.
•
all companies deriving 5% or more aggregate revenue from the manufacture, distribution, retailing, licensing, and supply of tobacco products.
•
Fossil Fuels
•
all companies that have an industry tie to fossil fuels (thermal coal, oil and gas) – in particular, reserve ownership, related revenues and power generation. This list does not include companies providing evidence of owning metallurgical coal reserves.
iBoxx USD Liquid Investment Grade BBB 0+ Index
Number of Components: approximately 3,040
Index Description. The iBoxx USD Liquid Investment Grade BBB 0+ Index is designed to reflect the performance of BBB (or its equivalent) fixed rate U.S. dollar-denominated bonds issued by U.S. and non-U.S. corporate issuers (as determined by Markit. Securities of varying maturities are eligible for inclusion in the Underlying Index. The Underlying Index offers exposure to liquid (according to Markit’s liquidity screens, which could vary from other measures of liquidity) investment-grade corporate bonds and is rebalanced on a monthly basis. Only bonds from large issuers with at least $1 billion in aggregate outstanding issuance and $500 million face value per bond are included in the Underlying Index. The Underlying Index uses a modified market-value weighted methodology with a cap on each issuer of 3%.
Index Methodology. Bonds in the Underlying Index are selected from the universe of eligible bonds using defined rules. Currently, the bonds eligible for inclusion in the Underlying Index include fixed rate U.S. dollar-denominated corporate bonds that: (i) are issued by issuers domiciled in the countries classified as developed markets by the index provider; (ii) are rated BBB, or equivalently, by Fitch, Moody’s, or S&P Global Ratings; (iii) are from issuers with at least $1 billion aggregate outstanding face value; (iv) have at least $500 million of outstanding face value; (v) have a time to maturity of at least one year at issuance; and (vi) have at least six months to maturity for new index insertions. However, existing bonds in the index are held to maturity.
Component Selection Criteria. Eligible bonds are chosen by applying the eligibility rules listed above. The Underlying Index is a modified market-value weighted index with a cap on each issuer at 3%. There is no maximum number of bond issues per issuer eligible, but to avoid an over-concentration in any single-issuer, the methodology caps single-issuer exposure to no more than 3% of the index weight. The Underlying Index is updated monthly on the last business day of each month.
The composition of the Underlying Index is held constant for any given calendar month to ensure continuity during the month and to avoid jumps unrelated to the price movements of the bonds. The inclusion and exclusion criteria above are applied at month-end. Bonds that were in the Underlying Index, but that no longer satisfy all the criteria at month-end, will be removed from the Underlying Index. A bond that drops out of the Underlying Index at the rebalancing day is excluded from reentering the index for a three-month period. The rule for the lockout period takes precedence over the other rules for the Underlying Index selection. A locked out bond will not be selected, even if it qualifies for the index. If a bond becomes eligible in the middle of the month, it will still need to satisfy the criteria at the end of the month, and can be included only upon rebalancing at month-end. Any bond that enters the Underlying Index must remain in the Underlying Index for a minimum of six months provided it is not downgraded to sub-investment grade, defaulted or fully redeemed in that period. Existing bonds in the Underlying Index that receive a rating upgrade can remain in the index if the six-month minimum has not been satisfied. When a bond is called, it remains in the Underlying Index at its call price until the end of the month, after which it is removed. Changes in issue size that take place during the month are taken into consideration only at the next rebalancing date.
Markit iBoxx® USD Liquid High Yield Index
Number of Components: approximately 1,187
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Index Description. The Markit iBoxx® USD Liquid High Yield Index measures the performance of the liquid high yield corporate bond market. As of February 29, 2024, the Underlying Index is a rules-based index consisting of approximately 1,187 liquid high yield, U.S. dollar-denominated corporate bonds that seeks to maximize liquidity while maintaining representation of the broader corporate bond market.
Index Methodology. The Underlying Index is a subset of a broader high yield universe of sub- investment-grade bonds. Bonds in the Underlying Index are selected from the universe of eligible bonds in the Markit iBoxx USD Corporate Bond Index using defined rules. The bonds eligible for inclusion in the Underlying Index include U.S. dollar-denominated corporate bonds that: (i) are issued by companies domiciled in the countries classified as developed markets by the index provider; (ii) have an average rating of sub-investment grade (ratings from Fitch, Moody's or S&P Global Ratings are considered; if more than one agency provides a rating, the average rating is attached to the bond); (iii) are from issuers with at least $1 billion of outstanding face value (iv) are bond issues with at least $400 million of outstanding face value; (v) have an original maturity date of less than 15 years; (vi) have at least one year remaining to maturity; and (vii) have at least one year and 6 months to maturity for new index insertions.
Component Selection Criteria. Eligible bonds are chosen by applying the eligibility rules listed above. The Underlying Index is a modified market value weighted index with a cap on each issuer at 3%. There is no maximum number of bond issues per issuer eligible, but to avoid an over-concentration in any single-issuer, the methodology caps single-issuer exposure to no more than 3% of the index weight, calculated on the last business day of each month. The Underlying Index is updated monthly on the last business day of each month.
Markit iBoxx® USD Liquid Investment Grade Index
Number of Components: approximately 2,748
Index Description. The Markit iBoxx® USD Liquid Investment Grade Index measures the performance as of February 29, 2024, of approximately 2,748 highly liquid investment-grade corporate bonds. The Underlying Index is a rules-based index consisting of highly liquid, investment-grade, U.S. dollar-denominated corporate bonds that seeks to maximize liquidity while maintaining representation of the broader corporate bond market.
Index Methodology. The Underlying Index is a subset of the Markit iBoxx USD Corporate Bond Index, which as of February 29, 2024 is an index of 7,936 investment-grade bonds. Bonds in the Underlying Index are selected from the universe of eligible bonds in the Markit iBoxx USD Corporate Bond Index using defined rules. Currently, the bonds eligible for inclusion in the Underlying Index consist of U.S. dollar-denominated corporate bonds that: (i) are issued by companies domiciled in the countries classified as developed markets by the index provider; (ii) have an average rating of investment grade (ratings from Fitch, Moody’s, or S&P Global Ratings are considered; if more than one agency provides a rating, the average rating is attached to the bond); (iii) are from issuers with at least $2 billion outstanding face value; (iv) have at least $750 million of outstanding face value; (v) have at least three years to maturity; and (vi) have at least three years and 6 months to maturity for new index insertions.
Component Selection Criteria. Eligible bonds are chosen by applying the eligibility rules listed above. The Underlying Index is a modified market value weighted index with a cap on each issuer at 3%. The number of bonds in the Underlying Index may change and there is no constraint on the number of index constituents. There is no maximum number of bond issues per issuer eligible, but to avoid an over-concentration in any single-issuer, the methodology caps single-issuer exposure to no more than 3% of the index weight, calculated on the last business day of each month. The Underlying Index is updated monthly on the last business day of each month.
The composition of the Underlying Index is held constant for any given calendar month to ensure continuity during the month and to avoid jumps unrelated to the price movements of the bonds. The inclusion and exclusion criteria above are applied at month-end, after the close of business. Bonds that were in the Underlying Index, but that no longer satisfy all the criteria at month-end, will be removed from the Underlying Index. If a bond becomes eligible in the middle of the month, it will still need to satisfy the criteria at the end of the month, and can be included only upon rebalancing at month-end. When a bond is called, it remains in the Underlying Index at its call price until the end of the month, after which it is removed. Changes in issue size that take place during the month are taken into consideration only at the next rebalancing date.
Markit® and iBoxx® are registered trademarks of Markit Group Limited and Markit Indices Limited, respectively. The methodologies of the iBoxx® indexes are owned by Markit Indices Limited and may be covered by one or more patents or pending patent applications.
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Investment Policies
The Board has adopted as fundamental policies the following numbered investment policies, which cannot be changed without the approval of the holders of a majority of the applicable Fund’s outstanding voting securities. A vote of a majority of the outstanding voting securities of a Fund is defined in the 1940 Act as the lesser of (i) 67% or more of the voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund. Each Fund has also adopted certain non-fundamental investment policies, including its investment objective. Non-fundamental investment policies may be changed by the Board without shareholder approval. Therefore, each Fund may change its investment objective and its Underlying Index without shareholder approval.
Fundamental Investment Policies
The iShares 1-3 Year Treasury Bond ETF, iShares 7-10 Year Treasury Bond ETF, iShares 20+ Year Treasury Bond ETF, iShares Core U.S. Aggregate Bond ETF and iShares iBoxx $ Investment Grade Corporate Bond ETF will not:
1.
Concentrate its investments (i.e., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that a Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
2.
Borrow money, except that (i) each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities; and (ii) each Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), each Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.
3.
Issue any senior security, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
4.
Make loans, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
5.
Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent each Fund from trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with each Fund’s investment objective and policies). (Notwithstanding the foregoing, the iShares Core U.S. Aggregate Bond ETF may purchase or sell MBS, commercial MBS and real estate mortgages.)
6.
Engage in the business of underwriting securities issued by other persons, except to the extent that each Fund may technically be deemed to be an underwriter under the 1933 Act, in disposing of portfolio securities.
The iShares 1-5 Year Investment Grade Corporate Bond ETF, iShares 3-7 Year Treasury Bond ETF, iShares 5-10 Year Investment Grade Corporate Bond ETF, iShares 10+ Year Investment Grade Corporate Bond ETF, iShares 10-20 Year Treasury Bond ETF, iShares Agency Bond ETF, iShares Broad USD Investment Grade Corporate Bond ETF, iShares California Muni Bond ETF, iShares Core 10+ Year USD Bond ETF, iShares Government/Credit Bond ETF, iShares iBoxx $ High Yield Corporate Bond ETF, iShares Intermediate Government/Credit Bond ETF, iShares MBS ETF, iShares National Muni Bond ETF, iShares New York Muni Bond ETF, iShares Short-Term National Muni Bond ETF and iShares Short Treasury Bond ETF will not:
1.
Concentrate its investments (i.e., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that a Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
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2.
Borrow money, except that (i) each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (ii) each Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), each Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.
3.
Issue any senior security, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
4.
Make loans, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
5.
Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this restriction shall not prevent each Fund from investing in securities of companies engaged in the real estate business or securities or other instruments backed by real estate or mortgages), or commodities or commodity contracts (but this restriction shall not prevent each Fund from trading in futures contracts and options on futures contracts, including options on currencies to the extent consistent with each Fund’s investment objective and policies).
6.
Engage in the business of underwriting securities issued by other persons, except to the extent that each Fund may technically be deemed to be an underwriter under the 1933 Act, in disposing of portfolio securities.
The iShares 0-3 Month Treasury Bond ETF, iShares 25+ Year Treasury STRIPS Bond ETF, iShares BBB Rated Corporate Bond ETF, iShares Core 5-10 Year USD Bond ETF, iShares ESG Advanced Investment Grade Corporate Bond ETF, iShares ESG Advanced Total USD Bond Market ETF, iShares ESG Aware 1-5 Year USD Corporate Bond ETF, iShares ESG Aware U.S. Aggregate Bond ETF, iShares ESG Aware USD Corporate Bond ETF, iShares High Yield Systematic Bond ETF, iShares Investment Grade Systematic Bond ETF and iShares USD Systematic Bond ETF may not:
1.
Concentrate its investments in a particular industry, as that term is used in the 1940 Act, except that a Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of a particular industry or group of industries.
2.
Borrow money, except as permitted under the 1940 Act.
3.
Issue senior securities to the extent such issuance would violate the 1940 Act.
4.
Purchase or hold real estate, except the Fund may purchase and hold securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of REITs, mortgage-related securities and securities of issuers engaged in the real estate business, and the Fund may purchase and hold real estate as a result of the ownership of securities or other instruments.
5.
Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting or as otherwise permitted by applicable law.
6.
Purchase or sell commodities or commodity contracts, except as permitted by the 1940 Act.
7.
Make loans to the extent prohibited by the 1940 Act.
Notations Regarding each of the iShares 0-3 Month Treasury Bond ETF's, iShares 25+ Year Treasury STRIPS Bond ETF's, iShares BBB Rated Corporate Bond ETF's, iShares Core 5-10 Year USD Bond ETF's, iShares ESG Advanced Investment Grade Corporate Bond ETF's, iShares ESG Advanced Total USD Bond Market ETF's, iShares ESG Aware 1-5 Year USD Corporate Bond ETF's, iShares ESG Aware U.S. Aggregate Bond ETF's, iShares ESG Aware USD Corporate Bond ETF's, iShares High Yield Systematic Bond ETF's, iShares Investment Grade Systematic Bond ETF's and iShares USD Systematic Bond ETF's Fundamental Investment Policies
The following notations are not considered to be part of each Fund’s fundamental investment policies and are subject to change without shareholder approval.
With respect to the fundamental policy relating to concentration set forth in (1) above, the Investment Company Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in (1) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also
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will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. Finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents. Each foreign government will be considered to be a member of a separate industry. With respect to each Fund's industry classifications, each Fund currently utilizes any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. The policy also will be interpreted to give broad authority to each Fund as to how to classify issuers within or among industries.
With respect to the fundamental policy relating to borrowing money set forth in (2) above, the Investment Company Act permits each Fund to borrow money in amounts of up to one-third of the Fund's total assets from banks for any purpose, and to borrow up to 5% of the Fund's total assets from banks or other lenders for temporary purposes. (The Fund's total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the Investment Company Act requires each Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of each Fund's total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase portfolio holdings is known as “leveraging.” Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings or involve leverage and thus are subject to the Investment Company Act restrictions. In accordance with Rule 18f-4 under the Investment Company Act, when each Fund engages in reverse repurchase agreements and similar financing transactions, the Fund may either (i) maintain asset coverage of at least 300% with respect to such transactions and any other borrowings in the aggregate, or (ii) treat such transactions as “derivatives transactions” and comply with Rule 18f-4 with respect to such transactions. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.
With respect to the fundamental policy relating to underwriting set forth in (5) above, the Investment Company Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, in the case of diversified funds, the Investment Company Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of a fund’s underwriting commitments, when added to the value of a fund’s investments in issuers where a fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (5) above will be interpreted not to prevent a fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether a fund may be considered to be an underwriter under the 1933 Act or is otherwise engaged in the underwriting business to the extent permitted by applicable law.
With respect to the fundamental policy relating to lending set forth in (7) above, the Investment Company Act does not prohibit each Fund from making loans (including lending its securities); however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets (including lending its securities), except through the purchase of debt obligations or the use of repurchase agreements. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments (as applicable), as well as delays in the settlement of securities transactions, will not be considered loans.
Non-Fundamental Investment Policies
The iShares 0-3 Month Treasury Bond ETF, iShares 25+ Year Treasury STRIPS Bond ETF, iShares BBB Rated Corporate Bond ETF, iShares Core 5-10 Year USD Bond ETF, iShares ESG Advanced Investment Grade Corporate Bond ETF, iShares ESG Advanced Total USD Bond Market ETF, iShares ESG Aware 1-5 Year USD Corporate Bond ETF, iShares ESG Aware U.S. Aggregate Bond ETF, iShares ESG Aware USD Corporate Bond ETF, iShares High Yield Systematic Bond ETF, iShares Investment Grade Systematic Bond ETF and iShares USD Systematic Bond ETF.
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Each Fund has adopted a non-fundamental policy not to make short sales of securities or maintain a short position, except to the extent permitted by each Fund's Prospectus and SAI, as amended from time to time, and applicable law.
All funds other than the iShares 0-3 Month Treasury Bond ETF, iShares 25+ Year Treasury STRIPS Bond ETF, iShares BBB Rated Corporate Bond ETF, iShares Core 5-10 Year USD Bond ETF, iShares ESG Advanced Investment Grade Corporate Bond ETF, iShares ESG Advanced Total USD Bond Market ETF, iShares ESG Aware 1-5 Year USD Corporate Bond ETF, iShares ESG Aware U.S. Aggregate Bond ETF, iShares ESG Aware USD Corporate Bond ETF, iShares High Yield Systematic Bond ETF, iShares Investment Grade Systematic Bond ETF and iShares USD Systematic Bond ETF.
In addition to the investment restrictions adopted as fundamental policies, set forth above, each Fund has adopted a non-fundamental policy not to invest in the securities of a company for the purpose of exercising management or control, or purchase or otherwise acquire any illiquid investment, except as permitted under the 1940 Act, which currently limits each Fund’s holdings in illiquid investments to 15% of a Fund’s net assets. BFA monitors Fund holdings in illiquid investments pursuant to the Liquidity Program. Except with regard to the fundamental policy relating to senior securities set forth in (3) above for all Funds, if any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of such restriction.
Under normal circumstances (i) each of the iShares National Muni Bond ETF and the iShares Short-Term National Muni Bond ETF will invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in investments the income of which is free from federal income tax, including AMT; (ii) the iShares California Muni Bond ETF will invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in investments the income of which is free from federal income tax, including AMT, and California income tax; and (iii) the iShares New York Muni Bond ETF will invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in investments the income of which is free from federal income tax, including AMT, and New York income tax. These policies are fundamental policies of the Municipal Bond Funds and may not be changed without a vote of a majority of each Fund’s outstanding voting securities, as defined in the 1940 Act. Each Fund (except the Municipal Bond Funds, iShares 0-3 Month Treasury Bond ETF, iShares 25+ Year Treasury STRIPS Bond ETF, iShares BBB Rated Corporate Bond ETF, iShares ESG Advanced Investment Grade Corporate Bond ETF, iShares ESG Advanced Total USD Bond Market ETF, iShares ESG Aware U.S. Aggregate Bond ETF, iShares High Yield Systematic Bond ETF, iShares Investment Grade Systematic Bond ETF and iShares USD Systematic Bond ETF) has adopted a non-fundamental investment policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities in the Fund's Underlying Index and (except the iShares 0-3 Month Treasury Bond ETF, iShares 25+ Year Treasury STRIPS Bond ETF, iShares BBB Rated Corporate Bond ETF, iShares ESG Aware 1-5 Year USD Corporate Bond ETF, iShares ESG Advanced Investment Grade Corporate Bond ETF, iShares ESG Advanced Total USD Bond Market ETF, iShares ESG Aware USD Corporate Bond ETF, iShares High Yield Systematic Bond ETF, iShares Investment Grade Systematic Bond ETF and iShares USD Systematic Bond ETF) in TBA transactions with respect to the percentage of the Underlying Index (if any) that consists of mortgage pass-through securities. The iShares ESG Aware U.S. Aggregate Bond ETF has adopted a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in the component securities in the Fund's Underlying Index and in TBA transactions with respect to the percentage of its Underlying Index that consists of mortgage pass-through securities. The iShares Core 10+ Year USD Bond ETF and iShares Core U.S. Aggregate Bond ETF have adopted an additional non-fundamental policy under which the iShares Core 10+ Year USD Bond ETF and iShares Core U.S. Aggregate Bond ETF, under normal circumstances, will invest, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of U.S. issuers. The iShares 0-3 Month Treasury Bond ETF, iShares 25+ Year Treasury STRIPS Bond ETF, iShares BBB Rated Corporate Bond ETF and iShares ESG Advanced Investment Grade Corporate Bond ETF have adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in the component securities in the Fund’s Underlying Index. The iShares ESG Advanced Total USD Bond Market ETF has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the Investment Company Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in component securities in the Fund’s Underlying Index and in TBA transactions with respect to the percentage of the Underlying Index that consists of mortgage pass-through securities. The iShares High Yield Systematic Bond ETF, iShares Investment Grade Systematic Bond ETF and iShares USD Systematic Bond ETF have adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the Investment Company Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities in its Underlying Index and in TBA transactions with respect
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to the percentage of its Underlying Index (if any) that consists of mortgage pass-through securities. Each Fund also has adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such policy. If, subsequent to an investment, an 80% requirement is no longer met, a Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.
Each Fund has adopted a non-fundamental policy not to purchase securities of other investment companies, except to the extent permitted by the 1940 Act. As a matter of policy, however, a Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the 1940 Act, at any time the Fund has knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraph (G) of Section 12(d)(1).
Unless otherwise indicated, all limitations under each Fund's fundamental or non-fundamental investment policies apply only at the time that a transaction is undertaken. Any change in the percentage of each Fund's assets invested in certain securities or other instruments resulting from market fluctuations or other changes in each Fund’s total assets will not require each Fund to dispose of an investment until BFA determines that it is practicable to sell or close out the investment without undue market or tax consequences.
Continuous Offering
The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Funds on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells such shares directly to customers or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all of the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Funds are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Listing Exchange generally is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.
Management
Trustees and Officers.  The Board has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).
The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex (each, a “BlackRock Fund Complex”). Each Fund is included in the iShares Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the iShares Complex, which consists of 417 funds as of June 28, 2024. With the exception of Stephen Cohen, Robert S. Kapito and Aaron Wasserman, the address of each Trustee
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and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wasserman is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. The address of Mr. Cohen is c/o BlackRock, Inc., Drapers Gardens, 12 Throgmorton Avenue, London EC2N 2DL United Kingdom. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds' Trustees and officers may be found in this SAI, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).
Interested Trustees
Name (Year of Birth)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[1] (1957)	Trustee (since 2009).
President of BlackRock, Inc. (since
2006); Vice Chairman of BlackRock,
Inc. and Head of BlackRock’s
Portfolio Management Group (since
its formation in 1998) and BlackRock,
Inc.’s predecessor entities (since
1988); Trustee, University of
Pennsylvania (since 2009); President
of Board of Directors, Hope & Heroes
Children’s Cancer Fund (since 2002).
Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).
Stephen Cohen[2] (1975)	Trustee (since 2024).
Senior Managing Director, Head of
Global Product Solutions of
BlackRock, Inc. (since 2024); Senior
Managing Director, Head of Europe,
Middle East and Africa Regions of
BlackRock, Inc. (2021-2024); Head of
iShares Index and Wealth in EMEA of
BlackRock, Inc. (2017-2021); Global
Head of Fixed Income Indexing of
BlackRock, Inc. (2016-2017); Chief
Investment Strategist for
International Fixed Income and
iShares of BlackRock, Inc. (2011-
2015).
Director of iShares, Inc. (since 2024); Trustee of iShares U.S. ETF Trust (since 2024).

1
Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
2
Stephen Cohen is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
Independent Trustees
Name (Year of Birth)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (1955)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).
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Name (Year of Birth)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Jane D. Carlin (1956)	Trustee (since 2015); Risk Committee Chair (since 2016).
Consultant (since 2012); Member of
the Audit Committee (2012-2018),
Chair of the Nominating and
Governance Committee (2017-2018)
and Director of PHH Corporation
(mortgage solutions) (2012-2018);
Managing Director and Global Head
of Financial Holding Company
Governance & Assurance and the
Global Head of Operational Risk
Management of Morgan Stanley
(2006-2012).

Director of iShares, Inc. (since 2015);
Trustee of iShares U.S. ETF Trust
(since 2015); Member of the Audit
Committee (since 2016), Chair of the
Audit Committee (since 2020) and
Director of The Hanover Insurance
Group, Inc. (since 2016).

Richard L. Fagnani (1954)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016); Director of One Generation Away (since 2021).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
Laura F. Fergerson (1962)	Trustee (since 2024).	President, Franklin Templeton Services, LLC (2017-2024); Director of the Board of Crocker Art Museum Association (since 2019); President, Crocker Art Museum Foundation (2022-2023).	Director of iShares, Inc. (since 2024); Trustee of iShares U.S. ETF Trust (since 2024).
Cecilia H. Herbert (1949)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).
Chair of the Finance Committee
(since 2019) and Trustee and
Member of the Finance, Audit and
Quality Committees of Stanford
Health Care (since 2016); Trustee of
WNET, New York's public media
company (since 2011) and Member
of the Audit Committee (since 2018),
Investment Committee (since 2011)
and Personnel Committee (since
2022); Member of the Wyoming
State Investment Funds Committee
(since 2022); Trustee of Forward
Funds (14 portfolios) (2009-2018);
Trustee of Salient MF Trust (4
portfolios) (2015-2018); Director of
the Jackson Hole Center for the Arts
(since 2021).
Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
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Name (Year of Birth)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
James Lam (1961)	Trustee (since 2024).
President, James Lam & Associates,
Inc. (since 2002); Director of the FAIR
Institute (since 2020); adjunct
professor at Carnegie Mellon
University (since 2018); Member,
Zicklin School of Business Dean's
Council of Baruch College (since
2017); Director and Audit Committee
Chair of RiskLens, Inc. (2018-2023);
Director, Risk Oversight Committee
Chair and Audit Committee Member
of E*TRADE Financial and E*TRADE
Bank (2012-2020).
Director of iShares, Inc. (since 2024); Trustee of iShares U.S. ETF Trust (since 2024).
Drew E. Lawton (1959)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010- 2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Director of Jackson Financial Inc. (since 2021).
John E. Martinez (1961)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).
Madhav V. Rajan (1964)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).
Dean, and George Pratt Shultz
Professor of Accounting, University
of Chicago Booth School of Business
(since 2017); Advisory Board
Member (since 2016) and Director
(since 2020) of C.M. Capital
Corporation; Chair of the Board for
the Center for Research in Security
Prices, LLC (since 2020); Director of
WellBe Senior Medical (since 2023);
Robert K. Jaedicke Professor of
Accounting, Stanford University
Graduate School of Business (2001-
2017); Professor of Law (by
courtesy), Stanford Law School
(2005-2017); Senior Associate Dean
for Academic Affairs and Head of
MBA Program, Stanford University
Graduate School of Business (2010-
2016).
Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).
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Officers
Name (Year of Birth)	Position	Principal Occupation(s) During the Past 5 Years
Jessica Tan (1980)	President (since 2024).
Managing Director of BlackRock, Inc.
(since 2015); Head of Global Product
Solutions, Americas of BlackRock,
Inc. (since 2024) and Head of
Sustainable and Transition Solutions
of BlackRock, Inc. (2022-2024);
Global Head of Corporate Strategy of
BlackRock, Inc. (2019-2022); Chief of
Staff to the CEO of BlackRock, Inc.
(2017-2019).

Trent Walker (1974)	Treasurer and Chief Financial Officer (since 2020).
Managing Director of BlackRock, Inc.
(since 2019); Chief Financial Officer
of iShares Delaware Trust Sponsor
LLC, BlackRock Funds, BlackRock
Funds II, BlackRock Funds IV,
BlackRock Funds V and BlackRock
Funds VI (since 2021).

Aaron Wasserman (1974)	Chief Compliance Officer (since 2023).
Managing Director of BlackRock, Inc.
(since 2018); Chief Compliance
Officer of the BlackRock Multi-Asset
Complex, the BlackRock Fixed-
Income Complex and the iShares
Complex (since 2023); Deputy Chief
Compliance Officer for the BlackRock
Multi-Asset Complex, the BlackRock
Fixed-Income Complex and the
iShares Complex (2014-2023).

Marisa Rolland (1980)	Secretary (since 2022).	Managing Director of BlackRock, Inc. (since 2023); Director of BlackRock, Inc. (2018-2022).
Rachel Aguirre (1982)	Executive Vice President (since 2022).
Managing Director of BlackRock, Inc.
(since 2018); Head of U.S. iShares
Product (since 2022); Head of EII U.S.
Product Engineering of BlackRock,
Inc. (since 2021); Co-Head of EII’s
Americas Portfolio Engineering of
BlackRock, Inc. (2020-2021); Head of
Developed Markets Portfolio
Engineering of BlackRock, Inc. (2016-
2019).

Jennifer Hsui (1976)	Executive Vice President (since 2022).	Managing Director of BlackRock, Inc. (since 2009); Co-Head of Index Equity of BlackRock, Inc. (since 2022).
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Name (Year of Birth)	Position	Principal Occupation(s) During the Past 5 Years
James Mauro (1970)	Executive Vice President (since 2021).	Managing Director of BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management of BlackRock, Inc. (since 2020).
The Board has concluded that, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee should serve as a Trustee of the Board. Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Funds' investment adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained through the Trustee’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a Board member of the Funds and the other funds in the Trust (and any predecessor funds), other investment funds, public companies, or non-profit entities or other organizations; and/or other life experiences. Also, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee that led the Board to conclude that he or she should serve (or continue to serve) as a Trustee.
Robert S. Kapito has been a Trustee of the Trust since 2009. Mr. Kapito has also served as a Director of iShares, Inc. since 2009, a Trustee of iShares U.S. ETF Trust since 2011 and a Director of BlackRock, Inc. since 2006. Mr. Kapito served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. In addition, he has over 20 years of experience as part of BlackRock, Inc. and BlackRock’s predecessor entities. Mr. Kapito serves as President of BlackRock, Inc., and is a member of the Global Executive Committee and Chairman of the Global Operating Committee. He is responsible for day-to-day oversight of BlackRock's key operating units, including Investment Strategies, Client Businesses, Technology & Operations, and Risk & Quantitative Analysis. Prior to assuming his current responsibilities in 2007, Mr. Kapito served as Vice Chairman of BlackRock, Inc. and Head of BlackRock's Portfolio Management Group. In that role, he was responsible for overseeing all portfolio management within BlackRock, including the Fixed Income, Equity, Liquidity, and Alternative Investment Groups. Mr. Kapito serves as a member of the Board of Trustees of the University of Pennsylvania and the Harvard Business School Board of Dean’s Advisors. He has also been President of the Board of Directors for the Hope & Heroes Children's Cancer Fund since 2002. Mr. Kapito earned a BS degree in economics from the Wharton School of the University of Pennsylvania in 1979, and an MBA degree from Harvard Business School in 1983.
Stephen Cohen has been a Trustee of the Trust since 2024. Mr. Cohen has also served as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust since 2024. Mr. Cohen has also served as a Director of BlackRock Investment Management (UK) Limited, Director of BlackRock International Limited, and Director of BlackRock Group Limited since 2021. Mr. Cohen, Senior Managing Director, is BlackRock’s Chief Product Officer and a member of the Global Executive Committee. Mr. Cohen is responsible for the business strategy, innovation and commercialization of BlackRock’s full investment product platform, aligning product strategies with client needs and market trends, and unlocking new growth opportunities across iShares, Active, and Private Markets. Before assuming his current role in January 2024, Mr. Cohen served as the Head of Europe, Middle East and Africa from 2021, leading BlackRock in the region. He was previously Head of the iShares, Index and Wealth businesses in EMEA, overseeing BlackRock's relationships with wealth management firms and platforms, the development and distribution of active and index investments, and the firm’s equity index portfolio management capability in the region. Having joined BlackRock in 2011, Mr. Cohen initially served as the Chief Investment Strategist for International Fixed Income and iShares, and then, in 2016, as Global Head of Fixed Income Indexing. Prior to BlackRock, Mr. Cohen was Global Head of Equity Linked Strategy at Nomura Holdings, Inc. Mr. Cohen’s career began at UBS in 1996 before he joined ING Barings in 2003, having served as Director, Fixed Income at each firm. Mr. Cohen earned a Bachelor of Science degree in Economics from the University of Southampton, and holds certifications as a SFA Futures and Options Representative, a SFA Securities Registered Representative, and an IFPR Material Risk Taker.
John E. Kerrigan has been a Trustee of the Trust since 2005 and Chair of the Trust's Board since 2022. Mr. Kerrigan has also served as a Director of iShares, Inc. since 2005, a Trustee of iShares U.S. ETF Trust since 2011, Chair of the Equity Plus and Nominating and Governance Committees of each Board from 2019 to 2021, and as Chair of each Board since 2022. Mr.
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Kerrigan served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. Mr. Kerrigan has served as Chief Investment Officer of Santa Clara University since 2002. Mr. Kerrigan was formerly a Managing Director at Merrill Lynch & Co., including the following responsibilities: Managing Director, Institutional Client Division, Western United States. Mr. Kerrigan has been a Director, since 1999, of The BASIC Fund (Bay Area Scholarships for Inner City Children). Mr. Kerrigan has a BA degree from Boston College and is a Chartered Financial Analyst Charterholder.
Jane D. Carlin has been a Trustee of the Trust since 2015 and Chair of the Risk Committee since 2016. Ms. Carlin has also served as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust since 2015, and Chair of the Risk Committee of each Board since 2016. Ms. Carlin has served as a consultant since 2012 and formerly served as Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley from 2006 to 2012. In addition, Ms. Carlin served as Managing Director and Global Head of the Bank Operational Risk Oversight Department of Credit Suisse Group from 2003 to 2006. Prior to that, Ms. Carlin served as Managing Director and Deputy General Counsel of Morgan Stanley. Ms. Carlin has over 30 years of experience in the financial sector and has served in a number of legal, regulatory, and risk management positions. Ms. Carlin has served as a member of the Audit Committee and as a Director of The Hanover Insurance Group, Inc., each since 2016, and as Chair of the Audit Committee since 2020. Ms. Carlin served as a member of the Audit Committee from 2012 to 2018, Chair of the Nominating and Governance Committee from 2017 to 2018 and as an Independent Director on the Board of PHH Corporation from 2012 to 2018. She previously served as a Director on the Boards of Astoria Financial Corporation and Astoria Bank. Ms. Carlin was appointed by the United States Treasury to the Financial Services Sector Coordinating Council for Critical Infrastructure Protection and Homeland Security, where she served as Chairperson from 2010 to 2012 and Vice Chair and Chair of the Cyber Security Committee from 2009 to 2010. Ms. Carlin has a BA degree in political science from State University of New York at Stony Brook and a JD degree from Benjamin N. Cardozo School of Law.
Richard L. Fagnani has been a Trustee of the Trust since 2017 and Chair of the Audit Committee of the Trust since 2019. Mr. Fagnani has also served as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust since 2017, and Chair of the Audit Committee of each Board since 2019. Mr. Fagnani served as an Advisory Board Member of the Trust, iShares U.S. ETF Trust and iShares, Inc. from April 2017 to June 2017. Mr. Fagnani served as a Senior Audit Partner at KPMG LLP from 2002 to 2016, most recently as the U.S. asset management audit practice leader responsible for setting strategic direction and execution of the operating plan for the asset management audit practice. In addition, from 1977 to 2002, Mr. Fagnani served as an Audit Partner at Andersen LLP, where he developed and managed the asset management audit practice in the Philadelphia office. Mr. Fagnani served as a Trustee on the Board of the Walnut Street Theater in Philadelphia from 2009 to 2014 and as a member of the School of Business Advisory Board at LaSalle University from 2006 to 2014. Mr. Fagnani has also served as a Director of One Generation Away, a non-profit which works to bring healthy food directly to people in need, since 2021. Mr. Fagnani has a BS degree in Accounting from LaSalle University.
Laura F. Fergerson has been a Trustee of the Trust since 2024. Ms. Fergerson has also served as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust since 2024. From 2017 to 2024, Ms. Fergerson was the President of Franklin Templeton Services, LLC where she led the global fund administration division. Prior to that, she held various roles at Franklin Templeton since 1993, which included managing financial and regulatory reporting and global fund tax. Ms. Fergerson has been a Director, since 2019, of the Crocker Art Museum Association and was the President, from 2022 to 2023, of the Crocker Art Museum Foundation. Ms. Fergerson has a BA degree in Economics from the University of California, Berkeley and is a Certified Public Accountant (inactive) and a member of the American Institute of Certified Public Accountants.
Cecilia H. Herbert has been a Trustee of the Trust since 2005 and Chair of the Equity Plus and Nominating and Governance Committees of the Trust since 2022. Ms. Herbert has also served as a Director of iShares, Inc. since 2005, a Trustee of iShares U.S. ETF Trust since 2011, Chair of the Trust's Board from 2016 to 2021, and Chair of the Equity Plus and Nominating and Governance Committees of each Board since 2022. Ms. Herbert served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. Previously, Ms. Herbert served as Trustee of the Montgomery Funds from 1992 to 2003, the Pacific Select Funds from 2004 to 2005, the Forward Funds from 2009 to 2018, the Salient Funds from 2015 to 2018 and the Thrivent Church Loan and Income Fund from 2019 to 2022. She has served as a member of the Finance, Audit and Quality Committees and Trustee of Stanford Health Care since 2016 and became Chair of the Finance Committee of Stanford Health Care in 2019. She has served as a Trustee of WNET, New York’s public media station, since 2011 and a Member of its Audit Committee since 2018. She was appointed to the Wyoming State Investment Funds Committee in 2022. She became a member of the Governing Council of the Independent Directors Council in 2018. She served as a Director of the Senior Center of Jackson Hole from 2020 to 2023 and of the Jackson Hole Center for the Arts since 2021. She was President of the Board of Catholic Charities CYO, the largest social services agency in the San Francisco Bay Area, from 2007 to 2011 and a member of
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that board from 1992 to 2013. From 1973 to 1990 she worked at J.P. Morgan/Morgan Guaranty Trust doing international corporate finance and corporate lending, retiring as Managing Director and Head of the West Coast Office. Ms. Herbert has been on numerous non-profit boards, chairing investment and finance committees. She holds a double major in economics and communications from Stanford University and an MBA from Harvard Business School.
James Lam has been a Trustee of the Trust since 2024. Mr. Lam has also served as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust since 2024. Mr. Lam has over 40 years of experience in corporate governance and risk management as a board director, management consultant, and chief risk officer. He has previously served as a director on public, private, and fund boards, including leadership roles as the chair of the risk, audit, and compliance committees. From 2012 to 2020, Mr. Lam was a Director of E*TRADE Financial and E*TRADE Bank, where he served as Risk Oversight Committee Chair and Audit Committee Member. Mr. Lam has been President of James Lam & Associates, Inc., a risk management consulting firm serving global clients across all major industry sectors, since 2002. Previously, Mr. Lam served as Founder and President of ERisk, a Partner of Oliver Wyman, and the Chief Risk Officer of Fidelity Investments. Mr. Lam has served as a Director of the FAIR Institute, a not-for-profit organization dedicated to advancing the discipline of cyber risk quantification, since 2020. Mr. Lam is the author of “Enterprise Risk Management” and “Implementing Enterprise Risk Management,” leading risk management books. He holds the NACD Directorship Certification and the NACD CERT Certificate in Cyber-Risk Oversight. Mr. Lam has been an adjunct professor at Carnegie Mellon University since 2018 and a member of the Zicklin School of Business Dean's Council of Baruch College since 2017. Mr. Lam has a BBA from Baruch College and an MBA from the University of California, Los Angeles.
Drew E. Lawton has been a Trustee of the Trust since 2017 and Chair of the 15(c) Committee of the Trust since 2017. Mr. Lawton has also served as a Director of iShares, Inc., a Trustee of iShares U.S. ETF Trust, and Chair of the 15(c) Committee of each Board since 2017. Mr. Lawton also served as an Advisory Board Member of the Trust, iShares, Inc. and iShares U.S. ETF Trust from 2016 to 2017. Mr. Lawton served as Director of Principal Funds, Inc., Principal Variable Contracts Funds, Inc. and Principal Exchange-Traded Funds from March 2016 to October 2016. Mr. Lawton has also served as a member of the Compensation and Finance and Risk Committees and Director of Jackson Financial Inc. since 2021. Mr. Lawton served in various capacities at New York Life Insurance Company from 2010 to 2015, most recently as a Senior Managing Director and Chief Executive Officer of New York Life Investment Management. From 2008 to 2010, Mr. Lawton was the President of Fridson Investment Advisors, LLC. Mr. Lawton previously held multiple roles at Fidelity Investments from 1997 to 2008. Mr. Lawton has been an Adjunct Professor at the University of North Texas since 2021. Mr. Lawton has a BA degree in Administrative Science from Yale University and an MBA from University of North Texas.
John E. Martinez has been a Trustee of the Trust since 2003 and Chair of the Securities Lending Committee of the Trust since 2019. Mr. Martinez has also served as a Director of iShares, Inc. since 2003, a Trustee of iShares U.S. ETF Trust since 2011, and Chair of the Securities Lending Committee of each Board since 2019. Mr. Martinez served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. Mr. Martinez is a Director of Real Estate Equity Exchange, Inc., providing governance oversight and consulting services to this privately held firm that develops products and strategies for homeowners in managing the equity in their homes. From 2017 to 2020, Mr. Martinez served as a Board member for the Cloudera Foundation. Mr. Martinez previously served as Director of Barclays Global Investors (“BGI”) UK Holdings, where he provided governance oversight representing BGI’s shareholders (Barclays PLC, BGI management shareholders) through oversight of BGI’s worldwide activities. Mr. Martinez also previously served as Co-Chief Executive Officer of the Global Index and Markets Group of BGI, Chairman of Barclays Global Investor Services and Chief Executive Officer of the Capital Markets Group of BGI. From 2003 to 2012, he was a Director and Executive Committee Member for Larkin Street Youth Services. He now serves on the Larkin Street Honorary Board. From 2012 to 2016, Mr. Martinez served as a Director for Reading Partners. Mr. Martinez has an AB degree in economics from The University of California, Berkeley and holds an MBA degree in finance and statistics from The University of Chicago Booth School of Business.
Madhav V. Rajan has been a Trustee of the Trust since 2011 and Chair of the Fixed Income Plus Committee of the Trust since 2019. Mr. Rajan has also served as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust since 2011, and Chair of the Fixed Income Plus Committee of each Board since 2019. Mr. Rajan served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2011 to 2015. Mr. Rajan is the Dean and George Pratt Shultz Professor of Accounting at the University of Chicago Booth School of Business and also serves as Chair of the Board for the Center for Research in Security Prices, LLC, an affiliate of the University of Chicago Booth School of Business, since 2020. He has served on the Advisory Board of C.M. Capital Corporation since 2016 and as a Director of C.M. Capital Corporation since 2020. Mr. Rajan has served as a director of WellBe Senior Medical since 2023. From 2001 to 2017, Mr. Rajan was the Robert K. Jaedicke Professor of Accounting at the Stanford University Graduate School of Business. In April 2017, he received the school’s Robert T. Davis Award for Lifetime
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Achievement and Service. He has taught accounting for over 25 years to undergraduate, MBA and law students, as well as to senior executives. From 2010 to 2016, Mr. Rajan served as the Senior Associate Dean for Academic Affairs and head of the MBA Program at the Stanford University Graduate School of Business. Mr. Rajan served as editor of “The Accounting Review” from 2002 to 2008 and is co-author of “Cost Accounting: A Managerial Emphasis,” a leading cost accounting textbook. From 2013 to 2018, Mr. Rajan served on the Board of Directors of Cavium Inc., a semiconductor company. Mr. Rajan holds MS and PhD degrees in Accounting from Carnegie Mellon University.
Board – Leadership Structure and Oversight Responsibilities
Overall responsibility for oversight of the Funds rests with the Board. The Board has engaged BFA to manage the Funds on a day-to-day basis. The Board is responsible for overseeing BFA and other service providers in the operations of the Funds in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s charter. The Board is currently composed of eleven members, nine of whom are Independent Trustees. The Board currently conducts regular in person meetings four times a year. In addition, the Board frequently holds special in person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees meet regularly outside the presence of management, in executive session or with other service providers to the Trust.
The Board has appointed an Independent Trustee to serve in the role of Board Chair. The Board Chair’s role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Board Chair may also perform such other functions as may be delegated by the Board from time to time. The Board has established seven standing Committees: a Nominating and Governance Committee, an Audit Committee, a 15(c) Committee, a Securities Lending Committee, a Risk Committee, an Equity Plus Committee and a Fixed Income Plus Committee to assist the Board in the oversight and direction of the business and affairs of the Funds, and from time to time the Board may establish ad hoc committees or informal working groups to review and address the policies and practices of the Funds with respect to certain specified matters. The Chair of each standing Committee is an Independent Trustee. The role of the Chair of each Committee is to preside at all meetings of the Committee and to act as a liaison with service providers, officers, attorneys and other Trustees between meetings. Each standing Committee meets regularly to conduct the oversight functions delegated to the Committee by the Board and reports its finding to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and it allocates areas of responsibility among committees of Independent Trustees and the full Board to enhance effective oversight.
Day-to-day risk management with respect to the Funds is the responsibility of BFA or other service providers (depending on the nature of the risk), subject to the supervision of BFA. Each Fund is subject to a number of risks, including investment, compliance, operational, reputational, counterparty and valuation risks, among others. While there are a number of risk management functions performed by BFA and other service providers, as applicable, it is not possible to identify and eliminate all of the risks applicable to the Funds. The Trustees have an oversight role in this area, satisfying themselves that risk management processes and controls are in place and operating effectively. Risk oversight forms part of the Board’s general oversight of each Fund and is addressed as part of various Board and committee activities. In some cases, risk management issues are specifically addressed in presentations and discussions. For example, BFA has an independent dedicated Risk and Quantitative Analysis Group (“RQA”) that assists BFA in managing fiduciary and corporate risks, including investment, operational, counterparty credit and enterprise risk. Representatives of RQA meet with the Board to discuss their analysis and methodologies, as well as specific risk topics such as operational and counterparty risks relating to the Funds. The Board, directly or through a committee, also reviews reports from, among others, management and the independent registered public accounting firm for the Trust, as appropriate, regarding risks faced by each Fund and management’s risk functions. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Trust's compliance program, including assessments by independent third parties, and reports to the Board regarding compliance matters for the Trust and its principal service providers. In testing and maintaining the compliance program, the Chief Compliance Officer (and his or her delegates) assesses key compliance risks affecting each Fund, and addresses them in periodic reports to the Board. In addition, the Audit Committee meets with both the Funds' independent registered public accounting firm and BFA’s internal audit group to review risk controls in place that support each Fund as well as test results. Board oversight of risk is also performed as needed between meetings through communications between BFA and the Board. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight
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responsibilities. From time to time, the Board may modify the manner in which it conducts risk oversight. The Board’s oversight role does not make it a guarantor of the Funds' investment performance or other activities.
Committees of the Board of Trustees.  The members of the Audit Committee are Richard L. Fagnani (Chair), Laura F. Fergerson, Cecilia H. Herbert and Madhav V. Rajan, each of whom is an Independent Trustee. The purposes of the Audit Committee are to assist the Board (i) in its oversight of the Trust's accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Trust; (ii) in its oversight of the Trust's financial statements and the independent audit thereof; (iii) in selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement); (iv) in evaluating the independence of the independent accountants; (v) in complying with legal and regulatory requirements that relate to the Trust's accounting and financial reporting, internal controls, compliance controls and independent audits; and (vi) to assume such other responsibilities as may be delegated by the Board. The Audit Committee met five times during the fiscal year ended February 29, 2024.
The members of the Nominating and Governance Committee are Cecilia H. Herbert (Chair), Drew E. Lawton, Madhav V. Rajan and Laura F. Fergerson, each of whom is an Independent Trustee. The Nominating and Governance Committee nominates individuals for Independent Trustee membership on the Board and recommends appointments to the Advisory Board. The Nominating and Governance Committee functions include, but are not limited to, the following: (i) reviewing the qualifications of any person properly identified or nominated to serve as an Independent Trustee; (ii) recommending to the Board and current Independent Trustees the nominee(s) for appointment as an Independent Trustee by the Board and current Independent Trustees and/or for election as Independent Trustees by shareholders to fill any vacancy for a position of Independent Trustee(s) on the Board; (iii) recommending to the Board and current Independent Trustees the size and composition of the Board and Board committees and whether they comply with applicable laws and regulations; (iv) recommending a current Independent Trustee to the Board and current Independent Trustees to serve as Board Chair; (v) periodic review of the Board's retirement policy; and (vi) recommending an appropriate level of compensation for the Independent Trustees for their services as Trustees, members or chairpersons of committees of the Board, Board Chair and any other positions as the Nominating and Governance Committee considers appropriate. The Nominating and Governance Committee does not consider Board nominations recommended by shareholders (acting solely in their capacity as a shareholder and not in any other capacity). The Nominating and Governance Committee met four times during the fiscal year ended February 29, 2024.
Each Independent Trustee serves on the 15(c) Committee. The Chair of the 15(c) Committee is Drew E. Lawton. The principal responsibilities of the 15(c) Committee are to support, oversee and organize on behalf of the Board the process for the annual review and renewal of the Trust's advisory and sub-advisory agreements. These responsibilities include: (i) meeting with BlackRock, Inc. in advance of the Board meeting at which the Trust's advisory and sub-advisory agreements are to be considered to discuss generally the process for providing requested information to the Board and the format in which information will be provided; and (ii) considering and discussing with BlackRock, Inc. such other matters and information as may be necessary and appropriate for the Board to evaluate the investment advisory and sub-advisory agreements of the Trust. The 15(c) Committee met two times during the fiscal year ended February 29, 2024.
The members of the Securities Lending Committee are John E. Martinez (Chair), Jane D. Carlin, James C. Lam and Drew E. Lawton, each of whom is an Independent Trustee. The principal responsibilities of the Securities Lending Committee are to support, oversee and organize on behalf of the Board the process for oversight of the Trust's securities lending activities. These responsibilities include: (i) requesting that certain information be provided to the Committee for its review and consideration prior to such information being provided to the Board; (ii) considering and discussing with BlackRock, Inc. such other matters and information as may be necessary and appropriate for the Board to oversee the Trust's securities lending activities and make required findings and approvals; and (iii) providing a recommendation to the Board regarding the annual approval of the Trust's Securities Lending Guidelines and the required findings with respect to, and annual approval of, the Trust's agreement with the securities lending agent. The Securities Lending Committee met six times during the fiscal year ended February 29, 2024.
The members of the Equity Plus Committee are Cecilia H. Herbert (Chair), Drew E. Lawton, John E. Martinez and James C. Lam, each of whom is an Independent Trustee. The principal responsibilities of the Equity Plus Committee are to support, oversee and organize on behalf of the Board the process for oversight of Trust performance and related matters for equity funds. These responsibilities include: (i) reviewing quarterly reports regarding Trust performance, secondary market trading and changes in net assets to identify any matters that should be brought to the attention of the Board; and (ii) considering
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any performance or investment related matters as may be delegated to the Committee by the Board from time to time and providing a report or recommendation to the Board as appropriate. The Equity Plus Committee met four times during the fiscal year ended February 29, 2024.
The members of the Fixed Income Plus Committee are Madhav V. Rajan (Chair), Jane D. Carlin, Richard L. Fagnani and Laura F. Fergerson, each of whom is an Independent Trustee. The principal responsibilities of the Fixed Income Plus Committee are to support, oversee and organize on behalf of the Board the process for oversight of Trust performance and related matters for fixed-income or multi-asset funds. These responsibilities include: (i) reviewing quarterly reports regarding Trust performance, secondary market trading and changes in net assets to identify any matters that should be brought to the attention of the Board; and (ii) considering any performance or investment related matters as may be delegated to the Committee by the Board from time to time and providing a report or recommendation to the Board as appropriate. The Fixed Income Plus Committee met four times during the fiscal year ended February 29, 2024.
The members of the Risk Committee are Jane D. Carlin (Chair), Richard L. Fagnani, James C. Lam and John E. Martinez, each of whom is an Independent Trustee. The principal responsibility of the Risk Committee is to consider and organize on behalf of the Board risk related matters of the Funds so the Board may most effectively structure itself to oversee them. The Risk Committee commenced on January 1, 2016. The Risk Committee met seven times during the fiscal year ended February 29, 2024.
As the Chair of the Board, John E. Kerrigan may serve as an ex-officio member of each Committee.
The following table sets forth, as of December 31, 2023, the dollar range of equity securities beneficially owned by each Trustee in the Funds and in other registered investment companies overseen by the Trustee within the same family of investment companies as the Trust. If a fund is not listed below, the Trustee did not own any securities in that fund as of the date indicated above:
Name	Fund	Dollar Range of Equity Securities in Named Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Robert S. Kapito	None	None	None

Stephen Cohen[1]	None	None	None

John E. Kerrigan	iShares Core MSCI Emerging Markets ETF	$10,001-$50,000	Over $100,000
	iShares Core S&P 500 ETF	Over $100,000
	iShares ESG Aware MSCI EAFE ETF	$10,001-$50,000
	iShares ESG Aware MSCI EM ETF	$1-$10,000
	iShares ESG Aware MSCI USA ETF	$10,001-$50,000
	iShares ESG Aware MSCI USA Small-Cap ETF	$1-$10,000
	iShares Exponential Technologies ETF	Over $100,000
	iShares Genomics Immunology and Healthcare ETF	$50,001-$100,000
	iShares Global Clean Energy ETF	Over $100,000
	iShares Global Infrastructure ETF	Over $100,000
	iShares MSCI ACWI ex U.S. ETF	Over $100,000
	iShares MSCI EAFE Growth ETF	$10,001-$50,000
	iShares MSCI EAFE Value ETF	$10,001-$50,000
144

Name	Fund	Dollar Range of Equity Securities in Named Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
	iShares MSCI Emerging Markets ex China ETF	$1-$10,000
	iShares MSCI KLD 400 Social ETF	$10,001-$50,000
	iShares MSCI USA ESG Select ETF	$1-$10,000
	iShares MSCI USA Min Vol Factor ETF	$1-$10,000
	iShares MSCI USA Quality Factor ETF	$10,001-$50,000
	iShares S&P 500 Growth ETF	$1-$10,000
	iShares U.S. Infrastructure ETF	$1-$10,000
	iShares U.S. Technology ETF	$10,001-$50,000

Jane D. Carlin	iShares Core MSCI EAFE ETF	$50,001-$100,000	Over $100,000
	iShares Core MSCI Emerging Markets ETF	Over $100,000
	iShares Core S&P 500 ETF	$50,001-$100,000
	iShares Core S&P Small-Cap ETF	$50,001-$100,000
	iShares MSCI ACWI ex U.S. ETF	$50,001-$100,000
	iShares Select Dividend ETF	$10,001-$50,000

Richard L. Fagnani	iShares Core Dividend Growth ETF	$50,001-$100,000	Over $100,000
	iShares Core MSCI EAFE ETF	$50,001-$100,000
	iShares Core MSCI International Developed Markets ETF	$50,001-$100,000
	iShares Core S&P 500 ETF	Over $100,000
	iShares Core S&P Small-Cap ETF	Over $100,000
	iShares Core S&P Total U.S. Stock Market ETF	Over $100,000
	iShares Core S&P U.S. Growth ETF	Over $100,000
	iShares Morningstar Growth ETF	Over $100,000
	iShares Morningstar Mid-Cap Value ETF	$10,001-$50,000
	iShares MSCI Intl Momentum Factor ETF	$50,001-$100,000
	iShares MSCI Intl Value Factor ETF	$50,001-$100,000
	iShares U.S. Real Estate ETF	$10,001-$50,000

Laura F. Fergerson[2]	iShares Preferred and Income Securities ETF	Over $100,000	Over $100,000

Cecilia H. Herbert	iShares 1-5 Year Investment Grade Corporate Bond ETF	Over $100,000	Over $100,000
	iShares 5-10 Year Investment Grade Corporate Bond ETF	Over $100,000
	iShares Core Dividend Growth ETF	$50,001-$100,000
145

Name	Fund	Dollar Range of Equity Securities in Named Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
	iShares Core MSCI Total International Stock ETF	$10,001-$50,000
	iShares Core S&P 500 ETF	Over $100,000
	iShares Core S&P U.S. Growth ETF	Over $100,000
	iShares Core S&P U.S. Value ETF	Over $100,000
	iShares MSCI USA Value Factor ETF	Over $100,000
	iShares Preferred and Income Securities ETF	$1-$10,000

James Lam[2]	iShares 7-10 Year Treasury Bond ETF	Over $100,000	Over $100,000
	iShares 10-20 Year Treasury Bond ETF	$10,001-$50,000
	iShares Core S&P Mid-Cap ETF	Over $100,000
	iShares Russell 2000 Value ETF	Over $100,000
	iShares Russell 2000 Growth ETF	Over $100,000
	iShares S&P 500 Growth ETF	Over $100,000
	iShares S&P 500 Value ETF	Over $100,000

Drew E. Lawton	iShares 20+ Year Treasury Bond BuyWrite Strategy ETF	$50,001-$100,000	Over $100,000
	iShares Biotechnology ETF	$50,001-$100,000
	iShares Core Dividend Growth ETF	Over $100,000
	iShares Core MSCI Total International Stock ETF	$10,001-$50,000
	iShares Core S&P Total U.S. Stock Market ETF	Over $100,000
	iShares Expanded Tech Sector ETF	$50,001-$100,000
	iShares Exponential Technologies ETF	Over $100,000
	iShares Global Financials ETF	$10,001-$50,000
	iShares S&P GSCI Commodity-Indexed Trust	Over $100,000
	iShares U.S. Financial Services ETF	$10,001-$50,000
	iShares U.S. Financials ETF	$10,001-$50,000
	iShares U.S. Healthcare ETF	Over $100,000

John E. Martinez	BlackRock Ultra Short-Term Bond ETF	Over $100,000	Over $100,000
	iShares Core MSCI International Developed Markets ETF	$10,001-$50,000
	iShares Core S&P 500 ETF	Over $100,000
	iShares Core S&P Small-Cap ETF	Over $100,000
	iShares Global Consumer Staples ETF	Over $100,000
	iShares Russell 1000 ETF	Over $100,000
	iShares Russell 1000 Value ETF	Over $100,000
146

Name	Fund	Dollar Range of Equity Securities in Named Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
	iShares Russell 2000 ETF	Over $100,000

Madhav V. Rajan	iShares Core MSCI International Developed Markets ETF	Over $100,000	Over $100,000
	iShares Core S&P 500 ETF	Over $100,000

1
Appointed to serve as an Interested Trustee effective March 5, 2024.
2
Appointed to serve as an Independent Trustee effective April 8, 2024.
As of December 31, 2023, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of BFA (the Funds' investment adviser), the Distributor or any person controlling, controlled by or under common control with BFA or the Distributor.
Remuneration of Trustees and Advisory Board Members.  Effective January 1, 2024, each current Independent Trustee is paid an annual retainer of $455,000 for his or her services as a Board member to the BlackRock-advised Funds in the iShares Complex, together with out-of-pocket expenses in accordance with the Board’s policy on travel and other business expenses relating to attendance at meetings. The annual retainer for services as an Advisory Board Member is the same as the annual retainer for services as a Board member.  The Independent Chair of the Board is paid an additional annual retainer of $125,000. The Chair of each of the Equity Plus Committee, Fixed Income Plus Committee, Securities Lending Committee, Nominating and Governance Committee and 15(c) Committee is paid an additional annual retainer of $35,000. The Chair of each of the Audit Committee and Risk Committee is paid an additional annual retainer of $50,000. Each Independent Trustee that served as a director of subsidiaries of the iShares Complex is paid an additional annual retainer of $10,000 (plus an additional $1,765 paid annually to compensate for taxes due in the Republic of Mauritius in connection with such Trustee’s service on the boards of certain Mauritius-based subsidiaries).
The table below sets forth the compensation paid to each Independent Trustee for services to the Funds and the aggregate compensation paid to them for services to the iShares Complex. Because BFA has agreed in the Investment Advisory Agreements to cover all operating expenses of the Funds, subject to certain exclusions as provided for therein, BFA pays the compensation from its management fees. Compensation from the iShares Complex is not paid to Interested Trustees.
Trustee	Aggregate Compensation for the Funds in this SAI[1]	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Benefits Upon Retirement	Aggregate Compensation for the iShares Complex[2]
Interested Trustees:

Robert S. Kapito	None	Not Applicable	Not Applicable	None
Salim Ramji[3]	None	Not Applicable	Not Applicable	None
Stephen Cohen[4]	None	Not Applicable	Not Applicable	None

Independent Trustees:

Jane D. Carlin	$40,918	Not Applicable	Not Applicable	$485,000
Richard L. Fagnani	41,911	Not Applicable	Not Applicable	496,764
Laura F. Fergerson[5]	None	Not Applicable	Not Applicable	None
Cecilia H. Herbert	42,184	Not Applicable	Not Applicable	500,000
James Lam[5]	None	Not Applicable	Not Applicable	None
John E. Kerrigan	47,667	Not Applicable	Not Applicable	565,000
147

Trustee	Aggregate Compensation for the Funds in this SAI[1]	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Benefits Upon Retirement	Aggregate Compensation for the iShares Complex[2]
Drew E. Lawton	40,645	Not Applicable	Not Applicable	481,764
John E. Martinez	39,653	Not Applicable	Not Applicable	470,000
Madhav V. Rajan	39,653	Not Applicable	Not Applicable	470,000

1
Calculated by multiplying the “Aggregate Compensation for the iShares Complex” by the number of Funds in this SAI compared to the number of funds in the iShares Complex as of the fiscal year end.
2
Includes compensation for services to iShares, Inc., iShares Trust, and iShares U.S. ETF Trust for the most recent calendar year end.
3
Served as an Interested Trustee through January 31, 2024.
4
Appointed to serve as an Interested Trustee effective March 5, 2024.
5
Appointed to serve as an Independent Trustee effective April 8, 2024.
Control Persons and Principal Holders of Securities.
The Trustees and officers of the Trust collectively owned less than 1% of each Fund's outstanding shares as of May 31, 2024.
Although the Trust does not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company (“DTC”) participants (as defined below), as of May 31, 2024, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of a Fund were as follows:

Fund	Name	Percentage of Ownership
iShares 0-3 Month Treasury Bond ETF	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	34.26%
	National Financial Services LLC 245 Summer Street Boston, MA 02210	14.49%
	Morgan Stanley Smith Barney LLC One New York Plaza New York, NY 10004	6.57%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	6.08%

iShares 1-3 Year Treasury Bond ETF	National Financial Services LLC 245 Summer Street Boston, MA 02210	14.88%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	14.21%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.93%
	JPMorgan Chase Bank, National Association 1111 Polaris Parkway Columbus, OH 43240	5.40%
	Morgan Stanley Smith Barney LLC One New York Plaza New York, NY 10004	5.27%
148

Fund	Name	Percentage of Ownership
	The Bank of New York Mellon 111 Sanders Creek Parkway 2nd Floor East Syracuse, NY 13057	5.23%

iShares 1-5 Year Investment Grade Corporate Bond ETF	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	20.44%
	National Financial Services LLC 245 Summer Street Boston, MA 02210	10.91%
	JPMorgan Chase Bank, National Association 1111 Polaris Parkway Columbus, OH 43240	9.99%
	Northern Trust Company (The) 801 South Canal Street Chicago, IL 60607	9.91%
	The Bank of New York Mellon 111 Sanders Creek Parkway 2nd Floor East Syracuse, NY 13057	5.41%

iShares 3-7 Year Treasury Bond ETF	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	22.35%
	National Financial Services LLC 245 Summer Street Boston, MA 02210	15.14%
	Ameriprise Enterprise Investment Services, Inc. 901 3rd Avenue South Minneapolis, MN 55474	9.21%
	J.P. Morgan Securities, LLC/JPMC 383 Madison Avenue New York, NY 10179	5.77%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated - TS Sub 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	5.35%

iShares 5-10 Year Investment Grade Corporate Bond ETF	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	32.69%
	National Financial Services LLC 245 Summer Street Boston, MA 02210	10.61%
	The Bank of New York Mellon 111 Sanders Creek Parkway 2nd Floor East Syracuse, NY 13057	7.65%

149

Fund	Name	Percentage of Ownership
iShares 7-10 Year Treasury Bond ETF	National Financial Services LLC 245 Summer Street Boston, MA 02210	19.43%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	15.19%
	Ameriprise Enterprise Investment Services, Inc. 901 3rd Avenue South Minneapolis, MN 55474	9.19%
	State Street Bank and Trust Company 1776 Heritage Drive North Quincy, MA 02171	7.37%

iShares 10+ Year Investment Grade Corporate Bond ETF	Citibank, N.A. 3800 CitiBank Center Tampa Building B/1st Floor Zone 8 Tampa, FL 33610-9122	12.51%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	10.24%
	National Financial Services LLC 245 Summer Street Boston, MA 02210	10.14%
	The Bank of New York Mellon 111 Sanders Creek Parkway 2nd Floor East Syracuse, NY 13057	8.43%
	Ameriprise Enterprise Investment Services, Inc. 901 3rd Avenue South Minneapolis, MN 55474	7.65%
	Morgan Stanley Smith Barney LLC One New York Plaza New York, NY 10004	6.14%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated - TS Sub 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	5.27%

iShares 10-20 Year Treasury Bond ETF	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	21.03%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated - TS Sub 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	14.46%
	National Financial Services LLC 245 Summer Street Boston, MA 02210	12.74%
150

Fund	Name	Percentage of Ownership
	Ameriprise Enterprise Investment Services, Inc. 901 3rd Avenue South Minneapolis, MN 55474	8.46%
	Morgan Stanley Smith Barney LLC One New York Plaza New York, NY 10004	5.50%
	Wells Fargo Clearing Services LLC 2801 Market Street St Louis, MO 63103	5.50%

iShares 20+ Year Treasury Bond ETF	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	10.17%
	National Financial Services LLC 245 Summer Street Boston, MA 02210	9.89%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated - TS Sub 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	9.83%
	The Bank of New York Mellon 240 Greenwich Street, 8th Floor New York, NY 10286	6.91%
	Citibank, N.A. 3800 CitiBank Center Tampa Building B/1st Floor Zone 8 Tampa, FL 33610-9122	6.48%
	Morgan Stanley Smith Barney LLC One New York Plaza New York, NY 10004	5.84%
	Interactive Brokers Retail Equity Clearing 8 Greenwich Office Park Greenwich, CT 06831	5.32%
	The Bank of New York Mellon 111 Sanders Creek Parkway 2nd Floor East Syracuse, NY 13057	5.16%

iShares 25+ Year Treasury STRIPS Bond ETF	Northern Trust Company (The) 801 South Canal Street Chicago, IL 60607	16.56%
	National Financial Services LLC 245 Summer Street Boston, MA 02210	15.94%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	15.11%
151

Fund	Name	Percentage of Ownership
	Citibank, N.A. 3800 CitiBank Center Tampa Building B/1st Floor Zone 8 Tampa, FL 33610-9122	11.61%
	Raymond, James & Associates, Inc. 880 Carillon Parkway P.O. Box 12749 St. Petersburg, FL 33733	10.48%
	JPMorgan Chase Bank, National Association 1111 Polaris Parkway Columbus, OH 43240	8.38%

iShares Agency Bond ETF	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	32.48%
	National Financial Services LLC 245 Summer Street Boston, MA 02210	18.30%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.98%
	Stifel, Nicolaus & Company Incorporated 501 N. Broadway St. Louis, MO 63102	5.96%

iShares BBB Rated Corporate Bond ETF	State Street Bank and Trust Company 1776 Heritage Drive North Quincy, MA 02171	62.50%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated - TS Sub 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	11.30%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	7.51%
	J.P. Morgan Securities, LLC/JPMC 383 Madison Avenue New York, NY 10179	6.08%

iShares Broad USD Investment Grade Corporate Bond ETF	UBS Financial Services Inc. 1000 Harbor Blvd. Weehawken, NJ 07086	23.85%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated - TS Sub 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	14.61%
	National Financial Services LLC 245 Summer Street Boston, MA 02210	10.37%
152

Fund	Name	Percentage of Ownership
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	7.78%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	7.78%
	Ameriprise Enterprise Investment Services, Inc. 901 3rd Avenue South Minneapolis, MN 55474	6.67%
	JPMorgan Chase Bank, National Association 1111 Polaris Parkway Columbus, OH 43240	5.28%

iShares California Muni Bond ETF	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	48.18%
	National Financial Services LLC 245 Summer Street Boston, MA 02210	23.27%
	Morgan Stanley Smith Barney LLC One New York Plaza New York, NY 10004	5.97%

iShares Core 5-10 Year USD Bond ETF	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	54.51%
	National Financial Services LLC 245 Summer Street Boston, MA 02210	16.98%
	RBC Dominion Securities, Inc. 200 Bay Street, 6th Floor Royal Bank Plaza North Tower Toronto, ON M5J 2W7	7.31%

iShares Core 10+ Year USD Bond ETF	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	27.18%
	National Financial Services LLC 245 Summer Street Boston, MA 02210	17.74%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated - TS Sub 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	13.14%
	Ameriprise Enterprise Investment Services, Inc. 901 3rd Avenue South Minneapolis, MN 55474	7.57%
	JPMorgan Chase Bank, National Association 1111 Polaris Parkway Columbus, OH 43240	5.01%
153

Fund	Name	Percentage of Ownership

iShares Core U.S. Aggregate Bond ETF	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	13.79%
	Edward D. Jones & Co. 12555 Manchester Road Saint Louis, MO 63131	11.76%
	National Financial Services LLC 245 Summer Street Boston, MA 02210	11.39%
	Raymond, James & Associates, Inc. 880 Carillon Parkway P.O. Box 12749 St. Petersburg, FL 33733	7.56%

iShares ESG Advanced Investment Grade Corporate Bond ETF	State Street Bank and Trust Company 1776 Heritage Drive North Quincy, MA 02171	44.00%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	42.21%

iShares ESG Advanced Total USD Bond Market ETF	Northern Trust Company (The) 801 South Canal Street Chicago, IL 60607	33.11%
	National Financial Services LLC 245 Summer Street Boston, MA 02210	22.83%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	17.20%
	Edward D. Jones & Co. 12555 Manchester Road Saint Louis, MO 63131	6.63%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.42%

iShares ESG Aware 1-5 Year USD Corporate Bond ETF	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	36.14%
	National Financial Services LLC 245 Summer Street Boston, MA 02210	14.20%
	Goldman, Sachs & Co. 30 Hudson Street 16th Floor Jersey City, NJ 07302	7.37%
154

Fund	Name	Percentage of Ownership
	Morgan Stanley Smith Barney LLC One New York Plaza New York, NY 10004	5.66%

iShares ESG Aware U.S. Aggregate Bond ETF	Merrill Lynch, Pierce, Fenner & Smith Incorporated - TS Sub 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	22.41%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	14.67%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	14.32%
	National Financial Services LLC 245 Summer Street Boston, MA 02210	10.85%
	JPMorgan Chase Bank, National Association 1111 Polaris Parkway Columbus, OH 43240	9.27%

iShares ESG Aware USD Corporate Bond ETF	National Financial Services LLC 245 Summer Street Boston, MA 02210	27.87%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	17.11%
	Ameriprise Enterprise Investment Services, Inc. 901 3rd Avenue South Minneapolis, MN 55474	9.87%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	7.26%
	RBC Capital Markets, LLC 3 World Financial Center 200 Vesey Street New York, NY 10281-8098	7.14%

iShares Government/Credit Bond ETF	National Financial Services LLC 245 Summer Street Boston, MA 02210	38.20%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	25.93%
	Morgan Stanley Smith Barney LLC One New York Plaza New York, NY 10004	6.52%

155

Fund	Name	Percentage of Ownership
iShares High Yield Systematic Bond ETF	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	32.63%
	National Financial Services LLC 245 Summer Street Boston, MA 02210	22.30%
	State Street Bank and Trust Company 1776 Heritage Drive North Quincy, MA 02171	7.77%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	6.72%
	Ameriprise Enterprise Investment Services, Inc. 901 3rd Avenue South Minneapolis, MN 55474	6.09%
	LPL Financial Corporation 9785 Towne Centre Drive San Diego, CA 92121-1968	5.36%

iShares iBoxx $ High Yield Corporate Bond ETF	The Bank of New York Mellon 111 Sanders Creek Parkway 2nd Floor East Syracuse, NY 13057	18.14%
	National Financial Services LLC 245 Summer Street Boston, MA 02210	17.12%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	8.65%
	JPMorgan Chase Bank, National Association 1111 Polaris Parkway Columbus, OH 43240	5.95%

iShares iBoxx $ Investment Grade Corporate Bond ETF	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	14.78%
	Citibank, N.A. 3800 CitiBank Center Tampa Building B/1st Floor Zone 8 Tampa, FL 33610-9122	12.45%
	National Financial Services LLC 245 Summer Street Boston, MA 02210	10.63%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated - TS Sub 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	8.71%
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Fund	Name	Percentage of Ownership
	The Bank of New York Mellon 111 Sanders Creek Parkway 2nd Floor East Syracuse, NY 13057	6.37%
	JPMorgan Chase Bank, National Association 1111 Polaris Parkway Columbus, OH 43240	5.82%

iShares Intermediate Government/Credit Bond ETF	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	21.51%
	National Financial Services LLC 245 Summer Street Boston, MA 02210	14.59%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	6.49%
	Morgan Stanley Smith Barney LLC One New York Plaza New York, NY 10004	5.65%
	Reliance Trust Company, FIS TrustDesk MKE 11277 West Park Place, Suite 300 Milwaukee, WI 53224	5.45%
	SEI Private Trust Company/C/O GWP 1 Freedom Valley Drive Oaks, PA 19456	5.12%

iShares Investment Grade Systematic Bond ETF	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	24.66%
	National Financial Services LLC 245 Summer Street Boston, MA 02210	22.52%
	State Street Bank and Trust Company 1776 Heritage Drive North Quincy, MA 02171	7.56%
	LPL Financial Corporation 9785 Towne Centre Drive San Diego, CA 92121-1968	7.31%
	Ameriprise Enterprise Investment Services, Inc. 901 3rd Avenue South Minneapolis, MN 55474	7.21%
	Wells Fargo Clearing Services LLC 2801 Market Street St Louis, MO 63103	5.57%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.47%

157

Fund	Name	Percentage of Ownership
iShares MBS ETF	Merrill Lynch, Pierce, Fenner & Smith Incorporated - TS Sub 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	22.07%
	National Financial Services LLC 245 Summer Street Boston, MA 02210	15.57%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	11.68%
	J.P. Morgan Securities, LLC/JPMC 383 Madison Avenue New York, NY 10179	6.65%
	LPL Financial Corporation 9785 Towne Centre Drive San Diego, CA 92121-1968	5.84%
	Ameriprise Enterprise Investment Services, Inc. 901 3rd Avenue South Minneapolis, MN 55474	5.34%

iShares National Muni Bond ETF	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	22.67%
	National Financial Services LLC 245 Summer Street Boston, MA 02210	19.13%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	6.01%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated - TS Sub 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	5.38%

iShares New York Muni Bond ETF	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	27.24%
	National Financial Services LLC 245 Summer Street Boston, MA 02210	20.31%
	SEI Private Trust Company/C/O GWP 1 Freedom Valley Drive Oaks, PA 19456	7.67%
	Morgan Stanley Smith Barney LLC One New York Plaza New York, NY 10004	7.66%
158

Fund	Name	Percentage of Ownership
	Merrill Lynch, Pierce, Fenner & Smith Incorporated - TS Sub 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	6.35%

iShares Short-Term National Muni Bond ETF	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	27.57%
	National Financial Services LLC 245 Summer Street Boston, MA 02210	14.48%
	The Bank of New York Mellon/Wealth Management One Wall Street New York, NY 10005	7.56%
	SEI Private Trust Company/C/O GWP 1 Freedom Valley Drive Oaks, PA 19456	7.17%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated - TS Sub 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	6.77%
	UBS Financial Services Inc. 1000 Harbor Blvd. Weehawken, NJ 07086	5.45%
	Morgan Stanley Smith Barney LLC One New York Plaza New York, NY 10004	5.20%

iShares Short Treasury Bond ETF	BNP Paribas, New York Branch/Indeval 787 Seventh Avenue New York, NY 10019	22.43%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	14.81%
	National Financial Services LLC 245 Summer Street Boston, MA 02210	8.84%
	Morgan Stanley Smith Barney LLC One New York Plaza New York, NY 10004	5.69%
	Citibank, N.A. 3800 CitiBank Center Tampa Building B/1st Floor Zone 8 Tampa, FL 33610-9122	5.46%

iShares USD Systematic Bond ETF	State Street Bank and Trust Company 1776 Heritage Drive North Quincy, MA 02171	94.27%
159

Fund	Name	Percentage of Ownership

Conflicts of Interest.  Certain activities of BFA, BlackRock, Inc. and the other subsidiaries of BlackRock, Inc. (collectively referred to in this section as “BlackRock”) and their respective directors, officers and employees, with respect to the Funds and/or other accounts managed by BlackRock, may give rise to actual or perceived conflicts of interest such as those described below.
BlackRock is one of the world's largest asset management firms. BlackRock, its subsidiaries and their respective directors, officers and employees, including the business units or entities and personnel who may be involved in the investment activities and business operations of a Fund, are engaged worldwide in businesses, including managing equities, fixed-income securities, cash and alternative investments, and have interests other than that of managing the Funds. These are considerations of which investors in a Fund should be aware, and which may cause conflicts of interest that could disadvantage a Fund and its shareholders. These businesses and interests include potential multiple advisory, financial and other relationships with, or interests in, companies and interests in securities or other instruments that may be purchased or sold by a Fund.
BlackRock has proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Funds. BlackRock is also a major participant in the global currency, equities, swap and fixed-income markets, in each case, for the accounts of clients and, in some cases, on a proprietary basis. As such, BlackRock is or may be actively engaged in transactions in the same securities, currencies, and instruments in which a Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Fund invests, which could have an adverse impact on a Fund's performance. Such transactions, particularly in respect of most proprietary accounts or client accounts, will be executed independently of a Fund's transactions and thus at prices or rates that may be more or less favorable than those obtained by the Funds.
When BlackRock seeks to purchase or sell the same assets for managed accounts, including a Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, with respect to small-capitalization, emerging market or less liquid strategies. This may occur with respect to BlackRock-advised accounts when investment decisions regarding a Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.
Conflicts may also arise because portfolio decisions regarding a Fund may benefit other accounts managed by BlackRock. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) BlackRock or its other accounts or funds, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) BlackRock or its other accounts or funds. In addition, to the extent permitted by applicable law, certain Funds may invest their assets in other funds advised by BlackRock, including funds that are managed by one or more of the same portfolio managers, which could result in conflicts of interest relating to asset allocation, timing of Fund purchases and sales, and increased remuneration and profitability for BlackRock, and/or its personnel, including portfolio managers.
In certain circumstances, BlackRock, on behalf of the Funds, may seek to buy from or sell securities to another fund or account advised by BlackRock. BlackRock may (but is not required to) effect purchases and sales between BlackRock clients (“cross trades”), including the Funds, if BlackRock believes such transactions are appropriate based on each party's
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investment objectives and guidelines, subject to applicable law and regulation. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit BlackRock’s decision to engage in these transactions for the Funds. BlackRock may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions. On any occasion when a Fund participates in a cross trade, BlackRock will comply with procedures adopted under applicable rules and SEC guidance.
BlackRock and its clients may pursue or enforce rights with respect to an issuer in which a Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of a Fund's investments may be negatively impacted by the activities of BlackRock or its clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.
The results of a Fund’s investment activities may differ significantly from the results achieved by BlackRock for its proprietary accounts or other accounts (including investment companies or collective investment vehicles) which it manages or advises. It is possible that one or more accounts managed or advised by BlackRock and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which one or more proprietary or other accounts managed or advised by BlackRock achieve significant profits. The opposite result is also possible.
From time to time, a Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual requirements applicable to BlackRock or other accounts managed or advised by BlackRock, and/or the internal policies of BlackRock designed to comply with such requirements. As a result, there may be periods, for example, when BlackRock will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock is performing services or when position limits have been reached. For example, the investment activities of BlackRock for its proprietary accounts and accounts under its management may limit the investment opportunities for a Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.
In connection with its management of a Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by BlackRock. BlackRock will not be under any obligation, however, to effect transactions on behalf of a Fund in accordance with such analysis and models. In addition, BlackRock will not have any obligation to make available any information regarding its proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock, or the activities or strategies used for accounts managed by BlackRock or other client accounts could conflict with the transactions and strategies employed by BlackRock in managing a Fund.
The Funds may be included in investment models developed by BlackRock for use by clients and financial advisors. To the extent clients invest in these investment models and increase the assets under management of the Funds, the investment management fee amounts paid by the Funds to BlackRock may also increase. The price, availability and liquidity of a Fund may be impacted by purchases and sales of the Fund by model-driven investment portfolios, as well as by BlackRock itself and by its advisory clients.
In addition, certain principals and certain employees of a Fund’s investment adviser are also principals or employees of other business units or entities within BlackRock. As a result, these principals and employees may have obligations to such other business units or entities or their clients and such obligations to other business units or entities or their clients may be a consideration of which investors in a Fund should be aware.
BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of a Fund in which clients of BlackRock or, to the extent permitted by the SEC and applicable law, BlackRock serves as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of BlackRock.
BlackRock may also create, write or issue derivatives for clients based on the underlying securities, currencies or instruments in which a Fund may invest or on the performance of the Fund. An entity in which BlackRock has a significant minority interest will create, write or issue options which may be based on the performance of certain Funds. BlackRock has the right
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to receive a portion of the gross revenue earned by such entity. Options writing by such entity on a Fund could potentially lead to increased purchase activity with respect to the Fund and increased assets under management for BlackRock.
BlackRock has entered into an arrangement with Markit Indices Limited, the index provider for underlying fixed-income indexes used by certain iShares funds, related to derivative fixed-income products that are based on such iShares funds. BlackRock may receive certain payments for licensing intellectual property belonging to BlackRock and for facilitating the provision of data in connection with such derivative products, which may include payments based on the trading volumes of, or revenues generated by, the derivative products. However, BlackRock will not receive any such payments on those derivative products utilized by the Funds or other BlackRock funds or accounts. Other funds and accounts managed by BlackRock may from time to time transact in such derivative products, which could contribute to the viability or success of such derivative products by making them more appealing to funds and accounts managed by third parties, and in turn lead to increased payments to BlackRock. Trading activity in such derivative products could also potentially lead to increased purchase activity with respect to these iShares funds and increased assets under management for BlackRock.
A Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by BlackRock and may also enter into transactions with other clients of BlackRock where such other clients have interests adverse to those of the Fund.
At times, these activities may cause business units or entities within BlackRock to give advice to clients that may cause these clients to take actions adverse to the interests of a Fund. To the extent such transactions are permitted, a Fund will deal with BlackRock on an arm’s-length basis.
To the extent authorized by applicable law, BlackRock may act as broker, dealer, agent, lender or adviser or in other commercial capacities for a Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by BlackRock will be in its view commercially reasonable, although BlackRock, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to BlackRock and such sales personnel, which may have an adverse effect on the Funds. Index based funds may use an index provider that is affiliated with another service provider of a Fund or BlackRock that acts as a broker, dealer, agent, lender or in other commercial capacities for a Fund or BlackRock.
Subject to applicable law, BlackRock (and its personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Funds as broker, dealer, agent, lender, adviser or in other commercial capacities. No accounting to the Funds or their shareholders will be required, and no fees or other compensation payable by the Funds or their shareholders will be reduced by reason of receipt by BlackRock of any such fees or other amounts.
When BlackRock acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Funds, BlackRock may take commercial steps in its own interests, which may have an adverse effect on the Funds. A Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. BlackRock will not have any obligation to allow its credit to be used in connection with a Fund's establishment of its business relationships, nor is it expected that the Fund's counterparties will rely on the credit of BlackRock in evaluating the Fund's creditworthiness.
BTC, an affiliate of BFA pursuant to SEC exemptive relief, acts as securities lending agent to, and receives a share of securities lending revenues from, the Funds. BlackRock will also receive compensation for managing the reinvestment of the cash collateral from securities lending. There are potential conflicts of interests in managing a securities lending program, including but not limited to: (i) BlackRock as securities lending agent may have an incentive to, among other things, increase or decrease the amount of securities on loan or to lend particular securities in order to generate additional risk-adjusted revenue for BlackRock and its affiliates; and (ii) BlackRock as securities lending agent may have an incentive to allocate loans to clients that would provide more revenue to BlackRock. As described further below, BlackRock seeks to mitigate this conflict by providing its securities lending clients with equal lending opportunities over time in order to approximate pro rata allocation.
As part of its securities lending program, BlackRock indemnifies the Funds and certain other clients and/or funds against a shortfall in collateral in the event of borrower default. On a regular basis, BlackRock calculates the potential dollar exposure of collateral shortfall resulting from a borrower default (“shortfall risk”) in the securities lending program. BlackRock establishes program-wide borrower limits (“credit limits”) to actively manage borrower-specific credit exposure. BlackRock oversees the
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risk model that calculates projected collateral shortfall values using loan-level factors such as loan and collateral type and market value as well as specific borrower credit characteristics. When necessary, BlackRock may adjust securities lending program attributes by restricting eligible collateral or reducing borrower credit limits. As a result, the management of program-wide exposure as well as BlackRock-specific indemnification exposure may affect the amount of securities lending activity BlackRock may conduct at any given point in time by reducing the volume of lending opportunities for certain loans (including by asset type, collateral type and/or revenue profile).
BlackRock uses a predetermined systematic process in order to approximate pro rata allocation over time. In order to allocate a loan to a portfolio: (i) BlackRock as a whole must have sufficient lending capacity pursuant to the various program limits (i.e., indemnification exposure limit and borrower credit limits); (ii) the lending portfolio must hold the asset at the time a loan opportunity arrives; and (iii) the lending portfolio must also have enough inventory, either on its own or when aggregated with other portfolios into one single market delivery, to satisfy the loan request. In doing so, BlackRock seeks to provide equal lending opportunities for all portfolios, independent of whether BlackRock indemnifies the portfolio. Equal opportunities for lending portfolios does not guarantee equal outcomes. Specifically, short and long-term outcomes for individual clients may vary due to asset mix, asset/liability spreads on different securities, and the overall limits imposed by the firm.
BlackRock may decline to make a securities loan on behalf of a Fund, discontinue lending on behalf of a Fund or terminate a securities loan on behalf of a Fund for any reason, including but not limited to regulatory requirements and/or market rules, liquidity considerations, or credit considerations, which may impact Funds by reducing or eliminating the volume of lending opportunities for certain types of loans, loans in particular markets, loans of particular securities or types of securities, or for loans overall.
Purchases and sales of securities and other assets for a Fund may be bunched or aggregated with orders for other BlackRock client accounts, including with accounts that pay different transaction costs solely due to the fact that they have different research payment arrangements. BlackRock, however, is not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable or required, or in cases involving client direction.
Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.
Subject to applicable law, BlackRock may select brokers that furnish BlackRock, the Funds, other BlackRock client accounts or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock's view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and OTC transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other BlackRock client accounts. For example, research or other services that are paid for through one client's commissions may not be used in managing that client's account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Funds and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.
BlackRock does not currently enter into arrangements to use the Funds' assets for, or participate in, soft dollars, although BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by
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BlackRock. BlackRock, unless prohibited by applicable law, may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock, unless prohibited by applicable law, may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.
BlackRock may utilize certain electronic crossing networks (“ECNs”) (including, without limitation, ECNs in which BlackRock has an investment or other interest, to the extent permitted by applicable law) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Funds. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.
BlackRock owns a minority interest in, and is a member of, Members Exchange (“MEMX”), a newly created U.S. stock exchange. Transactions for a Fund may be executed on MEMX if third party brokers select MEMX as the appropriate venue for execution of orders placed by BlackRock traders on behalf of such Funds. In addition, transactions in Fund shares may be executed on MEMX if third party brokers select MEMX as the appropriate venue for the execution of such orders.
BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with BlackRock's fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see the Proxy Voting Policy section of this SAI.
It is also possible that, from time to time, BlackRock and/or its advisory clients (including other funds and separately managed accounts) may, subject to compliance with applicable law, purchase and hold shares of a Fund. Increasing a Fund’s assets may enhance liquidity, investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund's expense ratio. BlackRock reserves the right, subject to compliance with applicable law, to sell into the market or redeem in Creation Units through an Authorized Participant at any time some or all of the shares of a Fund acquired for its own accounts or the account of a BlackRock advisory client. A large sale or redemption of shares of a Fund by BlackRock itself or a BlackRock advisory client could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund's liquidity, investment flexibility, portfolio diversification, expense ratio or ability to comply with the listing requirements for the Fund.
It is possible that a Fund may invest in securities of, or engage in transactions with, companies in which BlackRock has significant debt or equity investments or other interests. A Fund may also invest in issuances (such as structured notes) by entities for which BlackRock provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. In making investment decisions for a Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any unit of BlackRock in the course of these activities. In addition, from time to time, the activities of BlackRock may limit a Fund's flexibility in purchases and sales of securities. As indicated below, BlackRock may engage in transactions with companies in which BlackRock-advised funds or other clients of BlackRock have an investment.
BlackRock, its personnel and other financial service providers may have interests in promoting sales of the Funds. With respect to BlackRock and its personnel, the remuneration and profitability relating to services to and sales of the Funds or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other
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products or services, and the remuneration and profitability to BlackRock and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from other funds or products.
Third parties, including service providers to BlackRock or a Fund, may sponsor events (including, but not limited to, marketing and promotional activities and presentations, educational training programs and conferences) for registered representatives, other professionals and individual investors. There is a potential conflict of interest as such sponsorships may defray the costs of such activities to BlackRock, and may provide an incentive to BlackRock to retain such third parties to provide services to a Fund.
BlackRock may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for such clients' accounts may differ from the valuations for the same securities or investments assigned by a Fund's pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund's pricing vendors. While BlackRock will generally communicate its valuation information or determinations to a Fund's pricing vendors and/or fund accountants, there may be instances where the Fund's pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.
As disclosed in more detail in the Determination of Net Asset Value section in this SAI, when market quotations are not readily available or are believed by BFA to be unreliable, each Fund’s investments are valued at fair value by BFA. BFA has been designated as each Fund’s valuation designee pursuant to Rule 2a-5 under the Investment Company Act and acts through BFA’s Rule 2a-5 Committee (the “2a-5 Committee”), with assistance from other BFA pricing committees and in accordance with BFA’s policies and procedures (the “Valuation Procedures”). When determining a “fair value price,” the 2a-5 Committee seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset or liability in an arm’s-length transaction. The price generally may not be determined based on what a Fund might reasonably expect to receive for selling an asset or liability at a later time or if it holds the asset or liability to maturity. While fair value determinations will be based upon all available factors that BFA deems relevant at the time of the determination, and may be based on analytical values determined by BFA using proprietary or third-party valuation models, fair value represents only a good faith approximation of the value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining a Fund’s NAV. As a result, a Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued by the 2a-5 Committee at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders and may affect the amount of revenue received by BFA with respect to services for which it receives an asset-based fee.
To the extent permitted by applicable law, a Fund may invest all or some of its short-term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, a Fund, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund or other similarly-managed private fund in which it invests, which may result in a Fund bearing some additional expenses.
BlackRock and its directors, officers and employees, may buy and sell securities or other investments for their own accounts and may have conflicts of interest with respect to investments made on behalf of a Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees that are the same, different from or made at different times than positions taken for a Fund. To lessen the possibility that a Fund will be adversely affected by this personal trading, each Fund, BFA and BlackRock have each adopted a code of ethics in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding a Fund's portfolio transactions. Each code of ethics is available by contacting BlackRock at the telephone number on the back cover of each Fund’s Prospectus or by accessing the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov.
BlackRock will not purchase securities or other property from, or sell securities or other property to, a Fund, except that a Fund may in accordance with rules or guidance adopted under the 1940 Act engage in transactions with another Fund or accounts that are affiliated with a Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Funds and/or BlackRock by the SEC. These transactions would be effected in circumstances in which BlackRock determined that it would be appropriate for a Fund to purchase and another client of BlackRock to sell, or
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the Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to BlackRock and/or BlackRock's internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice in certain securities or instruments issued by or related to companies for which BlackRock is performing advisory or other services or has proprietary positions. For example, when BlackRock is engaged to provide advisory or risk management services for a company, BlackRock may be prohibited from or limited in purchasing or selling securities of that company on behalf of a Fund, particularly where such services result in BlackRock obtaining material non-public information about the company (e.g., in connection with participation in a creditors’ committee). Similar situations could arise if personnel of BlackRock serve as directors of companies the securities of which a Fund wishes to purchase or sell. However, if permitted by applicable law, and where consistent with BlackRock’s policies and procedures (including the necessary implementation of appropriate information barriers), the Funds may purchase securities or instruments that are issued by such companies, are the subject of an advisory or risk management assignment by BlackRock, or where personnel of BlackRock are directors or officers of the issuer.
The investment activities of BlackRock for its proprietary accounts and for client accounts may also limit the investment strategies and rights of the Funds. For example, in certain circumstances where the Funds invest in securities issued by companies that operate in certain regulated industries or in certain emerging or international markets, or are subject to corporate or regulatory ownership restrictions, or invest in certain futures or other derivative transactions, there may be limits on the aggregate amount invested by BlackRock for their proprietary accounts and for client accounts (including the Funds) that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Funds or other client accounts to suffer disadvantages or business restrictions.
If certain aggregate ownership thresholds are reached either through the actions of BlackRock or a Fund or as a result of third-party transactions, the ability of BlackRock, on behalf of clients (including the Funds), to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock, on behalf of its clients (including the Funds), may limit purchases, sell existing investments, or otherwise restrict, forgo or limit the exercise of rights (including transferring, outsourcing or limiting voting rights or forgoing the right to receive dividends) when BlackRock, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.
In those circumstances where ownership thresholds or limitations must be observed, BlackRock seeks to allocate limited investment opportunities equitably among clients (including the Funds), taking into consideration benchmark weight and investment strategy. BlackRock has adopted certain controls designed to prevent the occurrence of a breach of any applicable ownership threshold or limits, including, for example, when ownership in certain securities nears an applicable threshold, BlackRock may remove such securities from the list of Deposit Securities to be delivered to the Fund in connection with purchases of Creation Units of such Fund and may limit purchases in such securities to the issuer's weighting in the applicable benchmark used by BlackRock to manage such Fund. If client (including Fund) holdings of an issuer exceed an applicable threshold and BlackRock is unable to obtain relief to enable the continued holding of such investments, it may be necessary to sell down these positions to meet the applicable limitations. In these cases, benchmark overweight positions will be sold prior to benchmark positions being reduced to meet applicable limitations.
In addition to the foregoing, other ownership thresholds may trigger reporting requirements to governmental and regulatory authorities, and such reports may entail the disclosure of the identity of a client or BlackRock’s intended strategy with respect to such security or asset.
BlackRock may not serve as an Authorized Participant in the creation and redemption of iShares ETFs.
Under an ETF Services Agreement, the Funds have retained BRIL, an Affiliate of BFA, to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units of the Funds (“ETF Services”). BRIL will retain a portion of the standard transaction fee received from Authorized Participants on each creation or redemption order from the Authorized Participant for the ETF Services provided. BlackRock collaborated with, and received payment from, Citibank, N.A. (“Citibank”) on the design and development of the ETF Services platform. Citibank may have, or from time to time may develop, additional relationships with BlackRock or funds managed by BFA and its affiliates.
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In order to defray transaction expenses and protect against possible shareholder dilution, the Funds may collect certain fees from Authorized Participants in connection with creation and redemption transactions. While BlackRock uses good faith estimates of the expected costs to the Funds in determining the rates for fees collected by the Funds related to creation and redemption activity, BlackRock may have incentives to improve Fund performance through the collection of these fees. As these charges are based on estimates, where the charges exceed actual transaction- related costs and/or expenses incurred by a Fund, Fund performance could improve as a result. BlackRock has established processes to oversee the determination of these estimates in an effort to mitigate this conflict.
BlackRock may maintain securities indices. To the extent permitted by applicable laws, the Funds may seek to license and use such indices as part of their investment strategy. Index based funds that seek to track the performance of securities indices also may use the name of the index or index provider in the fund name. Index providers, including BlackRock (to the extent permitted by applicable law), may be paid licensing fees for use of their index or index name. In instances where BlackRock charges a unitary management fee, BlackRock may have a financial incentive to use a BlackRock index that is less costly to BlackRock than a third party index. BlackRock may benefit from the Funds using BlackRock indices by creating increasing acceptance in the marketplace for such indices. BlackRock is not obligated to license its indices to a Fund and the Funds are under no obligation to use BlackRock indices. Any Fund that enters into a license for a BlackRock index cannot be assured that the terms of any index licensing agreement with BlackRock will be as favorable as those terms offered to other licensees.
BlackRock may enter into contractual arrangements with third-party service providers to a Fund (e.g., custodians, administrators and index providers) pursuant to which BlackRock receives fee discounts or concessions in recognition of BlackRock’s overall relationship with such service providers. BlackRock may also enter into contractual arrangements with such service providers pursuant to which BlackRock incurs additional costs if the service provider’s services are terminated with respect to a Fund. To the extent that BlackRock is responsible for paying service providers out of its fees that it receives from the Funds, the benefits of lower fees, including any fee discounts or concessions, or any additional savings, may accrue, in whole or in part, to BlackRock, which could result in conflicts of interest relating to the use or termination of service providers to a Fund. In addition, conflicts of interest may arise with respect to contractual arrangements with third-party service providers to a Fund, or the selection of such providers, particularly in circumstances where BlackRock is negotiating on behalf of both funds that have a unitary management fee and those that do not or different service providers have different fee structures.
Conflicts of interest may arise as a result of simultaneous investment management of multiple client accounts by the BlackRock’s investment professionals. For example, differences in the advisory fee structure may create the appearance of actual or potential conflicts of interest because such differences could create pecuniary incentives for BlackRock to favor one client account over another.
BlackRock owns or has an ownership interest in certain trading, portfolio management, operations and/or information systems used by Fund service providers. These systems are, or will be, used by a Fund service provider in connection with the provision of services to accounts managed by BlackRock and funds managed and sponsored by BlackRock, including the Funds, that engage the service provider (typically the custodian). A Fund’s service provider remunerates BlackRock for the use of the systems. A Fund service provider’s payments to BlackRock for the use of these systems may enhance the profitability of BlackRock.
BlackRock’s receipt of fees from a service provider in connection with the use of systems provided by BlackRock may create an incentive for BlackRock to recommend that a Fund enter into or renew an arrangement with the service provider.
In recognition of a BlackRock client’s overall relationship with BlackRock, BlackRock may offer special pricing arrangements for certain services provided by BlackRock. Any such special pricing arrangements will not apply to the client’s investment in a Fund.
Present and future activities of BlackRock (including BFA), its directors, officers and employees, in addition to those described in this section, may give rise to additional conflicts of interest.
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Investment Advisory, Administrative and Distribution Services
Investment Adviser.  BFA serves as investment adviser to each Fund pursuant to an investment advisory agreement between the Trust, on behalf of each Fund, and BFA. BFA is a California corporation indirectly owned by BlackRock, Inc. and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the investment advisory agreement, BFA, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages and administers the Trust and the investment of each Fund’s assets. BFA is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each Fund.
Pursuant to the investment advisory agreement, BFA may, from time to time, in its sole discretion and to the extent permitted by applicable law, appoint one or more sub-advisers, including, without limitation, affiliates of BFA, to perform investment advisory or other services with respect to a Fund. In addition, BFA may delegate certain of its investment advisory functions under the investment advisory agreement to one or more of its affiliates to the extent permitted by applicable law. BFA may terminate any or all sub-advisers or such delegation arrangements in its sole discretion upon appropriate notice at any time to the extent permitted by applicable law.
BFA is responsible, under the investment advisory agreement, for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services. BFA is not responsible for, and the Funds will bear, the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, and litigation expenses and any extraordinary expenses (as determined by a majority of the Independent Trustees).
The following describes the calculation of the management fee for each Fund whose management fee is subject to breakpoints. The management fee for all Funds is set forth in the table that follows the description of breakpoints.
For its investment advisory services to the iShares iBoxx $ High Yield Corporate Bond ETF, BFA is paid a management fee from the Fund based on the aggregate average daily net assets of the following iShares funds: iShares iBoxx $ High Yield Corporate Bond ETF and iShares J.P. Morgan USD Emerging Markets Bond ETF. The management fee for the Fund equals the ratio of the Fund's net assets over the aggregate net assets of the above iShares funds multiplied by the amount calculated as follows: 0.5000% per annum of the aggregate net assets less than or equal to $19 billion, plus 0.4750% per annum of the aggregate net assets over $19 billion, up to and including $33 billion, plus 0.4513% per annum of the aggregate net assets over $33 billion, up to and including $47 billion, plus 0.4287% per annum of the aggregate net assets in excess of $47 billion.
For its investment advisory services to the iShares 1-5 Year Investment Grade Corporate Bond ETF, iShares 5-10 Year Investment Grade Corporate Bond ETF, iShares 10+ Year Investment Grade Corporate Bond ETF, iShares iBoxx $ Investment Grade Corporate Bond ETF and iShares MBS ETF, BFA is paid a management fee from each Fund calculated based on the aggregate average daily net assets of the following iShares funds: iShares 1-5 Year Investment Grade Corporate Bond ETF, iShares 5-10 Year Investment Grade Corporate Bond ETF, iShares 10+ Year Investment Grade Corporate Bond ETF, iShares Biotechnology ETF, iShares Cohen & Steers REIT ETF, iShares iBoxx $ Investment Grade Corporate Bond ETF, iShares MBS ETF, iShares Russell 1000 Growth ETF, iShares Russell 1000 Value ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap Value ETF, iShares S&P Mid-Cap 400 Growth ETF and iShares TIPS Bond ETF.
The management fee for the iShares iBoxx $ Investment Grade Corporate Bond ETF equals the ratio of the Fund’s net assets over the aggregate net assets of the above iShares funds multiplied by the amount calculated as follows: 0.1500% per annum of the aggregate net assets less than or equal to $121 billion, plus 0.1425% per annum of the aggregate net assets over $121 billion, up to and including $181 billion, plus 0.1354% per annum of the aggregate net assets over $181 billion, up to and including $231 billion, plus 0.1287% per annum of the aggregate net assets over $231 billion, up to and including $281 billion, plus 0.1222% per annum of the aggregate net assets in excess of $281 billion.
The management fee for each of the iShares 1-5 Year Investment Grade Corporate Bond ETF, iShares 5-10 Year Investment Grade Corporate Bond ETF and iShares 10+ Year Investment Grade Corporate Bond ETF equals the ratio of the Fund’s net assets over the aggregate net assets of the above iShares funds multiplied by 0.0400% per annum of the aggregate net assets.
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The management fee for the iShares MBS ETF equals the ratio of the Fund’s net assets over the aggregate net assets of the above iShares funds multiplied by the amount calculated as follows: 0.0400% per annum of the aggregate net assets less than or equal to $121 billion, plus 0.0380% per annum of the aggregate net assets over $121 billion, up to and including $181 billion, plus 0.0361% per annum of the aggregate net assets over $181 billion, up to and including $231 billion, plus 0.0343% per annum of the aggregate net assets over $231 billion, up to and including $281 billion, plus 0.0326% per annum of the aggregate net assets in excess of $281 billion.
BFA may from time to time voluntarily waive and/or reimburse fees or expenses to reduce the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.
The following table sets forth the management fees (net of any applicable waivers) each Fund paid BFA for the fiscal years noted:

Fund	Management Fees Paid Net of Waivers for Fiscal Year Ended Feb. 29, 2024	Management Fees Paid Net of Waivers for Fiscal Year Ended Feb. 28, 2023	Management Fees Paid Net of Waivers for Fiscal Year Ended Feb. 28, 2022
iShares 0-3 Month Treasury Bond ETF(1),(2)	$8,694,082	$1,681,624	$219,282
iShares 1-3 Year Treasury Bond ETF	39,939,244	38,927,762	29,945,144
iShares 1-5 Year Investment Grade Corporate Bond ETF(3)	9,034,670	11,544,984	13,551,064
iShares 3-7 Year Treasury Bond ETF	19,426,281	17,295,366	16,244,679
iShares 5-10 Year Investment Grade Corporate Bond ETF(4)	4,608,906	5,269,012	6,406,219
iShares 7-10 Year Treasury Bond ETF	41,879,923	31,344,908	22,158,598
iShares 10+ Year Investment Grade Corporate Bond ETF(5)	755,717	776,844	1,386,564
iShares 10-20 Year Treasury Bond ETF	11,542,762	6,561,022	2,050,536
iShares 20+ Year Treasury Bond ETF	61,413,885	35,618,839	23,523,424
iShares 25+ Year Treasury STRIPS Bond ETF(6)	120,559	119,477	122,500
iShares Agency Bond ETF	1,306,022	1,252,551	1,579,828
iShares BBB Rated Corporate Bond ETF	41,593	67,924	89,307
iShares Broad USD Investment Grade Corporate Bond ETF(7)	3,732,573	2,774,655	2,574,479
iShares California Muni Bond ETF(8)	5,409,606	4,607,963	4,634,842
iShares Core 5-10 Year USD Bond ETF(9)	85,110	57,708	62,677
iShares Core 10+ Year USD Bond ETF	314,989	168,231	232,367
iShares Core U.S. Aggregate Bond ETF(10),(11)	24,681,308	21,767,151	28,768,959
iShares ESG Advanced Investment Grade Corporate Bond ETF	21,541	27,715	10,689
iShares ESG Advanced Total USD Bond Market ETF(12)	687,735	877,840	463,035
iShares ESG Aware 1-5 Year USD Corporate Bond ETF	1,047,722	1,139,234	1,152,913
iShares ESG Aware U.S. Aggregate Bond ETF(13)	2,883,134	1,956,167	1,330,990
iShares ESG Aware USD Corporate Bond ETF	1,914,859	1,657,303	1,509,984
iShares Government/Credit Bond ETF	484,080	484,135	689,717
iShares High Yield Systematic Bond ETF	851,373	437,996	516,377
iShares iBoxx $ High Yield Corporate Bond ETF	74,357,943	73,274,146	97,173,850
iShares iBoxx $ Investment Grade Corporate Bond ETF	46,680,321	48,580,938	55,071,034
iShares Intermediate Government/Credit Bond ETF	5,953,006	4,939,299	4,912,048
iShares Investment Grade Systematic Bond ETF	547,459	306,093	292,204
iShares MBS ETF(14),(15)	9,042,084	6,958,456	10,387,393
iShares National Muni Bond ETF(16),(17)	22,318,287	20,030,561	16,265,453
iShares New York Muni Bond ETF	1,503,129	1,325,245	1,329,048
iShares Short-Term National Muni Bond ETF	6,613,338	6,383,302	4,024,798
iShares Short Treasury Bond ETF(18)	30,431,244	28,757,510	21,461,175
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Fund	Management Fees Paid Net of Waivers for Fiscal Year Ended Feb. 29, 2024	Management Fees Paid Net of Waivers for Fiscal Year Ended Feb. 28, 2023	Management Fees Paid Net of Waivers for Fiscal Year Ended Feb. 28, 2022
iShares USD Systematic Bond ETF(19)	20,899	26,950	11,968

(1)
For the iShares 0-3 Month Treasury Bond ETF, from March 1, 2022 through June 28, 2022, BFA contractually agreed to waive a portion of its management fee so that the Fund's total annual fund operating expenses after the fee waiver did not exceed 0.03%. This contractual waiver was terminated as of June 29, 2022 by written agreement of the Trust and BFA. Effective June 29, 2022, BFA contractually agreed to waive a portion of its management fee so that the Fund's total annual fund operating expenses after the fee waiver did not exceed 0.05% through June 30, 2023. Effective June 30, 2023, BFA had contractually agreed to waive a portion of its management fee so that the Fund's total annual fund operating expenses after fee waiver would not exceed 0.07% through June 30, 2024. Any voluntary waiver or reimbursement implemented by BFA may be eliminated by BFA at any time. For the fiscal years ended February 29, 2024, February 28, 2023 and February 28, 2022 BFA waived $7,986,263, $3,364,416 and $768,551 of management fees, respectively.
(2)
Effective June 28, 2024, the management fee for the iShares 0-3 Month Treasury Bond ETF is 0.09%. Prior to June 28, 2024, the management fee for the iShares 0-3 Month Treasury Bond ETF was 0.12%.
(3)
Effective December 16, 2022, the management fee for the iShares 1-5 Year Investment Grade Corporate Bond ETF is 0.04%. Prior to December 16, 2022, the management fee for the iShares 1-5 Year Investment Grade Corporate Bond ETF was 0.06%.
(4)
Effective December 16, 2022, the management fee for the iShares 5-10 Year Investment Grade Corporate Bond ETF is 0.04%. Prior to December 16, 2022, the management fee for the iShares 5-10 Year Investment Grade Corporate Bond ETF was 0.06%.
(5)
Effective December 16, 2022, the management fee for the iShares 10+ Year Investment Grade Corporate Bond ETF is 0.04%. Prior to December 16, 2022, the management fee for the iShares 10+ Year Investment Grade Corporate Bond ETF was 0.06%.
(6)
For the iShares 25+ Year Treasury STRIPS Bond ETF, BFA has contractually agreed to waive a portion of its management fee so that the Fund’s total annual fund operating expenses after the fee waiver will not exceed 0.10% through February 28, 2029. The contractual waiver may be terminated prior to February 28, 2029 only upon written agreement of the Trust and BFA. Prior to September 30, 2021, BFA had contractually agreed to waive a portion of its management fee so that the Fund’s total annual fund operating expenses after the fee waiver would not exceed 0.07%. The contractual waiver was discontinued as of September 30, 2021, by written agreement of the Trust and BFA. Effective May 20, 2021, BFA implemented a voluntary fee waiver in order to limit the Fund’s total annual operating expenses after the fee waiver to 0.04%. The voluntary waiver was discontinued effective June 30, 2023. Any voluntary waiver or reimbursement implemented by BFA may be eliminated by BFA at any time. For the fiscal years ended February 29, 2024, February 28, 2023 and February 28, 2022, BFA waived $99,639, $328,566, and $330,046 of management fees, respectively.
(7)
Effective April 1, 2021, the management fee for the iShares Broad USD Investment Grade Corporate Bond ETF is 0.04%.
(8)
Effective January 29, 2024, the management fee for the iShares California Muni Bond ETF is 0.08%. Prior to January 29, 2024, the management fee for the iShares California Muni Bond ETF was 0.25%.
(9)
For the iShares Core 5-10 Year USD Bond ETF, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the acquired fund fees and expenses, if any, attributable to investments by the Fund in other registered investment companies advised by BFA, or its affiliates, through February 28, 2026. The contractual waiver may be terminated prior to February 28, 2026 only upon written agreement of the Trust and BFA. For the fiscal years ended February, 29, 2024, February 28, 2023 and February 28, 2022, BFA waived $18,782, $13,740 and $13,938 of management fees, respectively.
(10)
For the iShares Core U.S. Aggregate Bond ETF, BFA has contractually agreed to waive a portion of its management fees in an amount equal to acquired fund fees and expenses, if any, attributable to investments by the Fund in other registered investment companies advised by BFA, or its affiliates, through June 30, 2026. The contractual waiver may be terminated prior to June 30, 2026 only upon written agreement of the Trust and BFA. For the fiscal years ended February 29, 2024, February 28, 2023 and February 28, 2022, BFA waived $3,227,736, $3,615,479 and $6,674,326 of management fees, respectively.
(11)
Effective March 31, 2022, the management fee for the iShares Core U.S. Aggregate Bond ETF is 0.03%. From March 27, 2020 to March 31, 2022, the management fee for the iShares Core U.S. Aggregate Bond ETF was 0.04%.
(12)
For the iShares ESG Advanced Total USD Bond Market ETF, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the acquired fund fees and expenses, if any, attributable to investments by the Fund in other registered investment companies advised by BFA, or its affiliates, through June 30, 2025. The contractual waiver may be terminated prior to June 30, 2025 only upon written agreement of the Trust and BFA. For the fiscal years ended February 29, 2024, February 28, 2023 and February 28, 2022, BFA waived $13,124, $40,782 and $44,901 of management fees, respectively.
(13)
For the iShares ESG Aware U.S. Aggregate Bond ETF, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the acquired fund fees and expenses, if any, attributable to investments by the Fund in other registered investment companies advised by BFA, or its affiliates, through June 30, 2029. The contractual waiver may be terminated prior to June 30, 2029 only upon written agreement of the Trust and BFA. For the fiscal years ended February 29, 2024, February 28, 2023 and February 28, 2022, BFA waived $199,363, $143,652 and $162,985 of management fees, respectively.
(14)
Effective January 5, 2022, the management fee for the iShares MBS ETF is 0.04%. From December 13, 2019 to January 4, 2022, the management fee for the iShares MBS ETF was 0.06%.
(15)
Effective January 5, 2022, for the iShares MBS ETF, BFA has contractually agreed to waive a portion of its management fee such that the Fund’s total
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annual fund operating expenses after the fee waiver will not exceed 0.04% through February 28, 2027. The contractual waiver may be terminated prior to February 28, 2027 only upon written agreement of the Trust and BFA. Prior to January 5, 2022, BFA contractually agreed to waive a portion of its management fee such that the Fund’s total annual fund operating expenses after the fee waiver would not exceed 0.06% through February 29, 2024. For the fiscal years ended February 29, 2024, February 28, 2023 and February 28, 2022, BFA waived $1,025,325, $1,401,797 and $3,050,045 of management fees, respectively.
(16)
For the iShares National Muni Bond ETF, BFA has contractually agreed to waive a portion of its management fees in an amount equal to acquired fund fees and expenses, if any, attributable to investments by the Fund in other series of iShares Trust and iShares, Inc. through June 30, 2026. The contractual waiver may be terminated prior to June 30, 2026 only upon written agreement of the Trust and BFA. For the fiscal years ended February 29, 2024, February 28, 2023 and February 28, 2022, BFA waived $0, $0 and $0 of management fees, respectively.
(17)
Effective December 15, 2023, the management fee for the iShares National Muni Bond ETF, net of any applicable waivers, is 0.05%. Prior to December 15, 2023, the management fee for the National Muni Bond ETF, net of any applicable waivers, was 0.07%.
(18)
Effective October 20, 2021, for the iShares Short Treasury Bond ETF, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the acquired fund fees and expenses, if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates, through June 30, 2026. The contractual waiver may be terminated prior to June 30, 2026 only upon written agreement of the Trust and BFA. For the fiscal years ended February 29, 2024, February 28, 2023 and February 28, 2022, BFA waived $464,339, $1,140,264 and $83,242 of its management fees, respectively.
(19)
Effective October 28, 2021, for the iShares USD Systematic Bond ETF, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the acquired fund fees and expenses, if any, attributable to investments by the Fund in other funds advised by BFA, or its affiliates, through June 30, 2026. The contractual waiver may be terminated prior to June 30, 2026 only upon written agreement of the Trust and BFA. For the fiscal years ended February 29, 2024, February 28, 2023 and February 28, 2022, BFA waived $1,576, $2,797 and $1,568 of its management fees, respectively.
The investment advisory agreement with respect to each Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable Fund, provided that in either event such continuance also is approved by a majority of the Board members who are not interested persons (as defined in the 1940 Act) of the applicable Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.
The investment advisory agreement with respect to each Fund is terminable without penalty, on 60 days’ notice, by the Board or by a vote of the holders of a majority of the applicable Fund’s outstanding voting securities (as defined in the 1940 Act). The investment advisory agreement is also terminable upon 60 days’ notice by BFA and will terminate automatically in the event of its assignment (as defined in the 1940 Act).
Portfolio Managers.   As of February 29, 2024, the individuals named as Portfolio Managers in each Fund’s Prospectus were also primarily responsible for the day-to-day management of other iShares funds and certain other types of portfolios and/or accounts as follows:

James Mauro
Types of Accounts	Number	Total Assets
Registered Investment Companies	115	$204,701,000,000
Other Pooled Investment Vehicles	33	45,531,000,000
Other Accounts	5	4,255,000,000

Scott Radell*
Types of Accounts	Number	Total Assets
Registered Investment Companies	41	$36,326,000,000
Other Pooled Investment Vehicles	81	56,127,000,000
Other Accounts	14	9,555,000,000

*
Portfolio Manager for iShares High Yield Systematic Bond ETF, iShares Investment Grade Systematic Bond ETF and iShares USD Systematic Bond ETF only.
Jeff Rosenberg*
Types of Accounts	Number	Total Assets
Registered Investment Companies	4	$14,020,000,000
Other Pooled Investment Vehicles	8	320,000,000
171

Jeff Rosenberg*
Types of Accounts	Number	Total Assets
Other Accounts	3	261,000,000

*
Portfolio Manager for iShares High Yield Systematic Bond ETF, iShares Investment Grade Systematic Bond ETF and iShares USD Systematic Bond ETF only.
Karen Uyehara*
Types of Accounts	Number	Total Assets
Registered Investment Companies	94	$195,370,000,000
Other Pooled Investment Vehicles	17	262,000,000
Other Accounts	5	2,665,000,000

*
Portfolio Manager for all Funds except iShares High Yield Systematic Bond ETF, iShares Investment Grade Systematic Bond ETF and iShares USD Systematic Bond ETF.
Pursuant to BFA policy, investment opportunities are allocated equitably among the Funds and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply in the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Funds, seeking such investment opportunity. As a consequence, from time to time the Funds may receive a smaller allocation of an investment opportunity than they would have if the Portfolio Managers and BFA and its affiliates did not manage other portfolios or accounts.
Like the Funds, the other portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BFA or its affiliates, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BFA or its affiliates a performance-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with a performance-based fee would pay BFA or its affiliates a portion of that portfolio's or account's gains, or would pay BFA or its affiliates more for its services than would otherwise be the case if BFA or its affiliates meets or exceeds specified performance targets. Performance-based fee arrangements could present an incentive for BFA or its affiliates to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BFA and its affiliates have an obligation to allocate resources and opportunities equitably among portfolios and accounts and intend to do so, shareholders of the Funds should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including performance-based fee arrangements, there is the potential for a conflict of interest, which may result in the Portfolio Managers' favoring those portfolios or accounts with performance-based fee arrangements.
The tables below show, for each Portfolio Manager, the number of portfolios or accounts of the types set forth in the above tables and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees are based on the performance of those portfolios or accounts as of February 29, 2024:

James Mauro
Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A
Other Accounts	0	N/A

172

Scott Radell*
Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	2	$130,000,000
Other Accounts	2	881,000,000

*
Portfolio Manager iShares High Yield Systematic Bond ETF, iShares Investment Grade Systematic Bond ETF and iShares USD Systematic Bond ETF only.
Jeff Rosenberg*
Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	2	$130,000,000
Other Accounts	0	N/A

*
Portfolio Manager for iShares High Yield Systematic Bond ETF, iShares Investment Grade Systematic Bond ETF and iShares USD Systematic Bond ETF only.
Karen Uyehara*
Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	2	$130,000,000
Other Accounts	1	636,000,000

*
Portfolio Manager for all Funds except iShares High Yield Systematic Bond ETF, iShares Investment Grade Systematic Bond ETF and iShares USD Systematic Bond ETF.
Portfolio Manager Compensation Overview
The discussion below describes the Portfolio Managers' compensation as of February 29, 2024 .
BlackRock, Inc.'s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock, Inc.
Each portfolio manager receives base compensation based on their position with the firm, as well as retirement and other benefits offered to all BlackRock employees. Additionally, each portfolio manager receives discretionary incentive compensation, determined based on several components, including: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the performance of portfolios managed by the portfolio manager and the team relative to the portfolios’ investment objectives (which in the case of index ETFs would be how closely the ETF tracks its Underlying Index), and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. Discretionary incentive compensation is paid in cash up to a certain threshold with the remaining portion represented by deferred BlackRock, Inc. stock awards. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance.
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The discretionary incentive income for James Mauro, Scott Radell, Jeff Rosenberg and Karen Uyehara includes as an additional consideration the performance of actively-managed portfolios they manage over 1, 3 and 5 year periods measured against the respective benchmark of each portfolio as well as peer group performance. A portion of the discretionary incentive compensation for James Mauro, Scott Radell, Jeff Rosenberg and Karen Uyehara is distributed in the form of deferred cash awards that notionally track the returns of select BlackRock, Inc. investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash.
As of February 29, 2024, the Portfolio Managers beneficially owned shares of the Funds in the amounts reflected in the following tables:

James Mauro
Dollar Range
Fund	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over $1m
iShares 0-3 Month Treasury Bond ETF	X
iShares 1-3 Year Treasury Bond ETF		X
iShares 1-5 Year Investment Grade Corporate Bond ETF	X
iShares 3-7 Year Treasury Bond ETF	X
iShares 5-10 Year Investment Grade Corporate Bond ETF	X
iShares 7-10 Year Treasury Bond ETF	X
iShares 10+ Year Investment Grade Corporate Bond ETF	X
iShares 10-20 Year Treasury Bond ETF	X
iShares 20+ Year Treasury Bond ETF	X
iShares 25+ Year Treasury STRIPS Bond ETF	X
iShares Agency Bond ETF	X
iShares BBB Rated Corporate Bond ETF	X
iShares Broad USD Investment Grade Corporate Bond ETF	X
iShares California Muni Bond ETF	X
iShares Core 5-10 Year USD Bond ETF	X
iShares Core 10+ Year USD Bond ETF	X
iShares Core U.S. Aggregate Bond ETF					X
iShares ESG Advanced Investment Grade Corporate Bond ETF	X
iShares ESG Advanced Total USD Bond Market ETF	X
iShares ESG Aware 1-5 Year USD Corporate Bond ETF	X
iShares ESG Aware U.S. Aggregate Bond ETF	X
iShares ESG Aware USD Corporate Bond ETF	X
iShares Government/Credit Bond ETF	X
iShares High Yield Systematic Bond ETF	X
iShares iBoxx $ High Yield Corporate Bond ETF	X
iShares iBoxx $ Investment Grade Corporate Bond ETF	X
iShares Intermediate Government/Credit Bond ETF	X
174

James Mauro
Dollar Range
Fund	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over $1m
iShares Investment Grade Systematic Bond ETF	X
iShares MBS ETF	X
iShares National Muni Bond ETF	X
iShares New York Muni Bond ETF	X
iShares Short-Term National Muni Bond ETF	X
iShares Short Treasury Bond ETF	X
iShares USD Systematic Bond ETF	X

Scott Radell
Dollar Range
Fund	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over $1m
iShares 0-3 Month Treasury Bond ETF	X
iShares 1-3 Year Treasury Bond ETF	X
iShares 1-5 Year Investment Grade Corporate Bond ETF	X
iShares 3-7 Year Treasury Bond ETF	X
iShares 5-10 Year Investment Grade Corporate Bond ETF	X
iShares 7-10 Year Treasury Bond ETF	X
iShares 10+ Year Investment Grade Corporate Bond ETF	X
iShares 10-20 Year Treasury Bond ETF	X
iShares 20+ Year Treasury Bond ETF	X
iShares 25+ Year Treasury STRIPS Bond ETF	X
iShares Agency Bond ETF	X
iShares BBB Rated Corporate Bond ETF	X
iShares Broad USD Investment Grade Corporate Bond ETF	X
iShares California Muni Bond ETF	X
iShares Core 5-10 Year USD Bond ETF	X
iShares Core 10+ Year USD Bond ETF	X
iShares Core U.S. Aggregate Bond ETF	X
iShares ESG Advanced Investment Grade Corporate Bond ETF	X
iShares ESG Advanced Total USD Bond Market ETF	X
iShares ESG Aware 1-5 Year USD Corporate Bond ETF	X
iShares ESG Aware U.S. Aggregate Bond ETF	X
iShares ESG Aware USD Corporate Bond ETF	X
iShares Government/Credit Bond ETF	X
iShares High Yield Systematic Bond ETF					X
iShares iBoxx $ High Yield Corporate Bond ETF	X
iShares iBoxx $ Investment Grade Corporate Bond ETF	X
175

Scott Radell
Dollar Range
Fund	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over $1m
iShares Intermediate Government/Credit Bond ETF	X
iShares Investment Grade Systematic Bond ETF	X
iShares MBS ETF	X
iShares National Muni Bond ETF	X
iShares New York Muni Bond ETF	X
iShares Short-Term National Muni Bond ETF	X
iShares Short Treasury Bond ETF	X
iShares USD Systematic Bond ETF	X

Jeff Rosenberg
Dollar Range
Fund	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over $1m
iShares 0-3 Month Treasury Bond ETF	X
iShares 1-3 Year Treasury Bond ETF	X
iShares 1-5 Year Investment Grade Corporate Bond ETF	X
iShares 3-7 Year Treasury Bond ETF	X
iShares 5-10 Year Investment Grade Corporate Bond ETF	X
iShares 7-10 Year Treasury Bond ETF	X
iShares 10+ Year Investment Grade Corporate Bond ETF	X
iShares 10-20 Year Treasury Bond ETF	X
iShares 20+ Year Treasury Bond ETF	X
iShares 25+ Year Treasury STRIPS Bond ETF	X
iShares Agency Bond ETF	X
iShares BBB Rated Corporate Bond ETF	X
iShares Broad USD Investment Grade Corporate Bond ETF	X
iShares California Muni Bond ETF	X
iShares Core 5-10 Year USD Bond ETF	X
iShares Core 10+ Year USD Bond ETF	X
iShares Core U.S. Aggregate Bond ETF	X
iShares ESG Advanced Investment Grade Corporate Bond ETF	X
iShares ESG Advanced Total USD Bond Market ETF	X
iShares ESG Aware 1-5 Year USD Corporate Bond ETF	X
iShares ESG Aware U.S. Aggregate Bond ETF	X
iShares ESG Aware USD Corporate Bond ETF	X
iShares Government/Credit Bond ETF	X
iShares High Yield Systematic Bond ETF	X
iShares iBoxx $ High Yield Corporate Bond ETF	X
176

Jeff Rosenberg
Dollar Range
Fund	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over $1m
iShares iBoxx $ Investment Grade Corporate Bond ETF	X
iShares Intermediate Government/Credit Bond ETF	X
iShares Investment Grade Systematic Bond ETF	X
iShares MBS ETF	X
iShares National Muni Bond ETF	X
iShares New York Muni Bond ETF	X
iShares Short-Term National Muni Bond ETF	X
iShares Short Treasury Bond ETF	X
iShares USD Systematic Bond ETF	X

Karen Uyehara
Dollar Range
Fund	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over $1m
iShares 0-3 Month Treasury Bond ETF			X
iShares 1-3 Year Treasury Bond ETF	X
iShares 1-5 Year Investment Grade Corporate Bond ETF	X
iShares 3-7 Year Treasury Bond ETF	X
iShares 5-10 Year Investment Grade Corporate Bond ETF	X
iShares 7-10 Year Treasury Bond ETF	X
iShares 10+ Year Investment Grade Corporate Bond ETF	X
iShares 10-20 Year Treasury Bond ETF	X
iShares 20+ Year Treasury Bond ETF	X
iShares 25+ Year Treasury STRIPS Bond ETF	X
iShares Agency Bond ETF	X
iShares BBB Rated Corporate Bond ETF	X
iShares Broad USD Investment Grade Corporate Bond ETF	X
iShares California Muni Bond ETF	X
iShares Core 5-10 Year USD Bond ETF	X
iShares Core 10+ Year USD Bond ETF	X
iShares Core U.S. Aggregate Bond ETF			X
iShares ESG Advanced Investment Grade Corporate Bond ETF	X
iShares ESG Advanced Total USD Bond Market ETF	X
iShares ESG Aware 1-5 Year USD Corporate Bond ETF	X
iShares ESG Aware U.S. Aggregate Bond ETF	X
iShares ESG Aware USD Corporate Bond ETF	X
iShares Government/Credit Bond ETF	X
177

Karen Uyehara
Dollar Range
Fund	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over $1m
iShares High Yield Systematic Bond ETF	X
iShares iBoxx $ High Yield Corporate Bond ETF	X
iShares iBoxx $ Investment Grade Corporate Bond ETF	X
iShares Intermediate Government/Credit Bond ETF	X
iShares Investment Grade Systematic Bond ETF	X
iShares MBS ETF	X
iShares National Muni Bond ETF	X
iShares New York Muni Bond ETF	X
iShares Short-Term National Muni Bond ETF	X
iShares Short Treasury Bond ETF	X
iShares USD Systematic Bond ETF	X
Codes of Ethics.  The Trust, BFA and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. The codes of ethics permit personnel subject to the codes of ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Funds. Each code of ethics is available by contacting BlackRock at the telephone number on the back cover of each Fund’s Prospectus or by accessing the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov.
Anti-Money Laundering Requirements.  The Funds are subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund may request information from Authorized Participants to enable it to form a reasonable belief that it knows the true identity of its Authorized Participants. This information will be used to verify the identity of Authorized Participants or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act.
The Funds reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow a Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in a Fund from persons whose identity it is unable to verify on a timely basis. It is the Funds' policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.
Administrator, Custodian and Transfer Agent.
iShares 1-5 Year Investment Grade Corporate Bond ETF, iShares 5-10 Year Investment Grade Corporate Bond ETF, iShares 10+ Year Investment Grade Corporate Bond ETF, iShares Broad USD Investment Grade Corporate Bond ETF, iShares Core 5-10 Year USD Bond ETF, iShares Core 10+ Year USD Bond ETF, iShares Core U.S. Aggregate Bond ETF, iShares ESG Advanced Total USD Bond Market ETF, iShares ESG Aware 1-5 Year USD Corporate Bond ETF, iShares ESG Aware U.S. Aggregate Bond ETF, iShares ESG Aware USD Corporate Bond ETF, iShares Government/Credit Bond ETF, iShares High Yield Systematic Bond ETF, iShares iBoxx $ High Yield Corporate Bond ETF, iShares iBoxx $ Investment Grade Corporate Bond ETF, iShares Intermediate Government/Credit Bond ETF, iShares Investment Grade Systematic Bond ETF and iShares MBS ETF
State Street Bank and Trust Company (“State Street”) serves as administrator, custodian and transfer agent for the above-listed Funds under the Master Services Agreement and related Service Schedule (the “Service Module”). State Street’s principal address is One Congress Street, Suite 1, Boston, MA 02114-2016. Pursuant to the Service Module for Fund Administration and Accounting Services with the Trust, State Street provides necessary administrative, legal, tax and accounting and financial reporting services for the maintenance and operations of the Trust and each Fund. In addition, State Street makes available the office space, equipment, personnel and facilities required to provide such services. Pursuant to the Service Module for Custodial Services with the Trust, State Street maintains, in separate accounts, cash, securities and other
178

assets of the Trust and each Fund, keeps all necessary accounts and records and provides other services. State Street is required, upon the order of the Trust, to deliver securities held by State Street and to make payments for securities purchased by the Trust for each Fund. State Street is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the U.S. Pursuant to the Service Module for Transfer Agency Services with the Trust, State Street acts as a transfer agent for each Fund’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. As compensation for these services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by BFA. BFA pays the compensation because it has agreed to pay these operating expenses under the Investment Advisory Agreement as described therein.
JPMorgan serves as custodian for certain Funds in connection with certain securities lending activities under a Custody Services Agreement. JPMorgan’s principal address is 383 Madison Avenue, 11th Floor, New York, NY 10179. Pursuant to the Custody Services Agreement with BTC and the Trust, JPMorgan provides custody and related services required to facilitate securities lending by each Fund. JPMorgan maintains custody as may be necessary to facilitate Fund securities lending activity in coordination with other funds, maintains custodial records and provides other services. As compensation for these services, JPMorgan receives certain fees and expenses paid by BTC from its compensation for its services as securities lending agent.
iShares 0-3 Month Treasury Bond ETF, iShares 1-3 Year Treasury Bond ETF, iShares 3-7 Year Treasury Bond ETF, iShares 7-10 Year Treasury Bond ETF, iShares 10-20 Year Treasury Bond ETF, iShares 20+ Year Treasury Bond ETF, iShares 25+ Year Treasury STRIPS Bond ETF, iShares Agency Bond ETF, iShares BBB Rated Corporate Bond ETF, iShares California Muni Bond ETF, iShares ESG Advanced Investment Grade Corporate Bond ETF, iShares National Muni Bond ETF, iShares New York Muni Bond ETF, iShares Short-Term National Muni Bond ETF, iShares Short Treasury Bond ETF, and iShares USD Systematic Bond ETF
JPMorgan serves as administrator, custodian and transfer agent for the above-listed Funds under the Master Services Agreement (the “Master Services Agreement”). JPMorgan’s principal address is 383 Madison Avenue, 11th Floor, New York, NY 10179. Pursuant to the Master Services Agreement with the Trust, JPMorgan provides necessary administrative, tax and accounting and financial reporting services for the maintenance and operations of the Trust and each Fund. In addition, JPMorgan makes available the office space, equipment, personnel and facilities required to provide such services. Pursuant to the Master Services Agreement with the Trust, JPMorgan maintains, in separate accounts, cash, securities and other assets of the Trust and each Fund, keeps all necessary accounts and records and provides other services. JPMorgan is required, upon the order of the Trust, to deliver securities held by JPMorgan and to make payments for securities purchased by the Trust for each Fund. JPMorgan is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the U.S. Pursuant to the Master Services Agreement with the Trust, JPMorgan acts as a transfer agent for each Fund’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. As compensation for these services, JPMorgan receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by BFA from its management fee.
Prior to May 6, 2024, State Street served as administrator, custodian and transfer agent for each Fund, and JPMorgan served as custodian for the Funds in connection with certain securities lending activities under a Custody Services Agreement.
Distributor.  The Distributor's principal address is 50 Hudson Yards, New York, NY 10001. Shares are continuously offered for sale by the Funds through the Distributor or its agent only in Creation Units, as described in the applicable Prospectus and below in the Creation and Redemption of Creation Units section of this SAI. Fund shares in amounts less than Creation Units are generally not distributed by the Distributor or its agent. The Distributor or its agent will arrange for the delivery of the applicable Prospectus and, upon request, this SAI to persons purchasing Creation Units and will maintain records of both orders placed with it or its agents and confirmations of acceptance furnished by it or its agents. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is also licensed as a broker-dealer in all 50 U.S. states, as well as in Puerto Rico, the U.S. Virgin Islands and the District of Columbia.
The Distribution Agreement for each Fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days' prior written notice to the other party following (i) the vote of a majority of the Independent Trustees, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).
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The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Fund shares. Such Soliciting Dealers may also be Authorized Participants (as described below), DTC participants and/or investor services organizations.
BFA or its affiliates may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares.
Securities Lending.  To the extent that a Fund engages in securities lending, each Fund conducts its securities lending pursuant to SEC exemptive relief, and BTC acts as securities lending agent for the Funds, subject to the overall supervision of BFA, pursuant to a written agreement (the “Securities Lending Agency Agreement”).
Each Fund retains a portion of the securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent. Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees as defined below), and any fees or other payments to and from borrowers of securities. As securities lending agent, BTC bears all operational costs directly related to securities lending, including custodial costs of JPMorgan. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA (the “collateral investment fees”); however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04%. Such money market fund shares will not be subject to a sales load, redemption fee, distribution fee or service fee.
Under the securities lending program, the Funds are categorized into one of several specific asset classes. The determination of a Fund’s asset class category (fixed-income, domestic equity, international equity or fund-of-funds), each of which may be subject to a different fee arrangement, is based on a methodology agreed to by the Trust and BTC.
Pursuant to the Securities Lending Agency Agreement:
(i) fixed-income funds, such as the Funds, retain 82% of securities lending income (which excludes collateral investment fees), and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment fees.
In addition, commencing the business day following the date that the aggregate securities lending income (which includes, for this purpose, collateral investment fees) earned across the iShares Complex (as defined in the Management—Trustees and Officers section of this SAI) in a calendar year exceeds a specified threshold, each applicable fixed income fund, pursuant to the current Securities Lending Agency Agreement, will receive for the remainder of that calendar year securities lending income as follows:
(i) 85% of securities lending income (which excludes collateral investment fees) and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment fees.
The services provided to the Funds by BTC in the most recent fiscal year ended February 29, 2024 primarily included the following:
(1) selecting borrowers from an approved list of borrowers and executing a securities lending agreement as agent on behalf of the Funds with each such borrower;
(2) negotiating the terms of securities loans, including the amount of fees;
(3) directing the delivery of loaned securities;
(4) monitoring the daily value of the loaned securities and directing the payment of additional collateral or the return of excess collateral, as necessary;
(5) investing cash collateral received in connection with any loaned securities;
(6) monitoring distributions on loaned securities (for example, interest and dividend activity);
(7) in the event of default by a borrower with respect to any securities loan, using the collateral or the proceeds of the liquidation of collateral to purchase replacement securities of the same issue, type, class and series as that of the loaned securities; and
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(8) terminating securities loans and arranging for the return of loaned securities to the Funds at loan termination.
The following tables show the dollar amounts of income and fees/compensation related to the securities lending activities of each Fund during its most recent fiscal year ended February 29, 2024.
Fund	iShares 0-3 Month Treasury Bond ETF	iShares 1-3 Year Treasury Bond ETF	iShares 1-5 Year Investment Grade Corporate Bond ETF	iShares 3-7 Year Treasury Bond ETF
Gross income from securities lending activities	$52,050,424	$3,237,682	$72,003,161	$761,783
Fees and/or compensation for securities lending activities and related services
Securities lending income paid to BTC for services as securities lending agent	1,116,072	44,385	1,214,965	10,044
Cash collateral management expenses not included in securities lending income paid to BTC	408,115	24,907	526,937	5,910
Administrative fees not included in securities lending income paid to BTC	0	0	0	0
Indemnification fees not included in securities lending income paid to BTC	0	0	0	0
Rebates (paid to borrowers)	45,180,356	2,940,370	64,406,928	696,960
Other fees not included in securities lending income paid to BTC	0	0	0	0
Aggregate fees/compensation for securities lending activities	$46,704,543	$3,009,662	$66,148,830	$712,914
Net income from securities lending activities	$5,345,881	$228,020	$5,854,331	$48,869

Fund	iShares 5-10 Year Investment Grade Corporate Bond ETF	iShares 7-10 Year Treasury Bond ETF	iShares 10+ Year Investment Grade Corporate Bond ETF	iShares 10-20 Year Treasury Bond ETF
Gross income from securities lending activities	$75,037,055	$6,483,600	$9,534,754	$2,564,005
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Fund	iShares 5-10 Year Investment Grade Corporate Bond ETF	iShares 7-10 Year Treasury Bond ETF	iShares 10+ Year Investment Grade Corporate Bond ETF	iShares 10-20 Year Treasury Bond ETF
Fees and/or compensation for securities lending activities and related services
Securities lending income paid to BTC for services as securities lending agent	1,215,965	125,186	150,741	130,531
Cash collateral management expenses not included in securities lending income paid to BTC	547,815	50,050	69,148	18,725
Administrative fees not included in securities lending income paid to BTC	0	0	0	0
Indemnification fees not included in securities lending income paid to BTC	0	0	0	0
Rebates (paid to borrowers)	67,398,453	5,683,576	8,580,467	1,707,139
Other fees not included in securities lending income paid to BTC	0	0	0	0
Aggregate fees/compensation for securities lending activities	$69,162,233	$5,858,812	$8,800,356	$1,856,395
Net income from securities lending activities	$5,874,822	$624,788	$734,398	$707,610

Fund	iShares 20+ Year Treasury Bond ETF	iShares 25+ Year Treasury STRIPS Bond ETF	iShares Agency Bond ETF	iShares BBB Rated Corporate Bond ETF
Gross income from securities lending activities	$423,866	$15,861	$848,363	$85,921
Fees and/or compensation for securities lending activities and related services
Securities lending income paid to BTC for services as securities lending agent	2,280	(34)	38,797	1,459
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Fund	iShares 20+ Year Treasury Bond ETF	iShares 25+ Year Treasury STRIPS Bond ETF	iShares Agency Bond ETF	iShares BBB Rated Corporate Bond ETF
Cash collateral management expenses not included in securities lending income paid to BTC	3,531	118	6,579	620
Administrative fees not included in securities lending income paid to BTC	0	0	0	0
Indemnification fees not included in securities lending income paid to BTC	0	0	0	0
Rebates (paid to borrowers)	404,107	15,581	622,142	76,781
Other fees not included in securities lending income paid to BTC	0	0	0	0
Aggregate fees/compensation for securities lending activities	$409,918	$15,665	$667,518	$78,860
Net income from securities lending activities	$13,948	$196	$180,845	$7,061

Fund	iShares Broad USD Investment Grade Corporate Bond ETF	iShares California Muni Bond ETF	iShares Core 5-10 Year USD Bond ETF	iShares Core 10+ Year USD Bond ETF
Gross income from securities lending activities	$48,325,324	N/A	$91,683	$291,845
Fees and/or compensation for securities lending activities and related services
Securities lending income paid to BTC for services as securities lending agent	784,161	N/A	5,087	14,327
Cash collateral management expenses not included in securities lending income paid to BTC	351,482	N/A	685	2,130
Administrative fees not included in securities lending income paid to BTC	0	N/A	0	0
183

Fund	iShares Broad USD Investment Grade Corporate Bond ETF	iShares California Muni Bond ETF	iShares Core 5-10 Year USD Bond ETF	iShares Core 10+ Year USD Bond ETF
Indemnification fees not included in securities lending income paid to BTC	0	N/A	0	0
Rebates (paid to borrowers)	43,389,178	N/A	61,344	204,879
Other fees not included in securities lending income paid to BTC	0	N/A	0	0
Aggregate fees/compensation for securities lending activities	$44,524,821	N/A	$67,116	$221,336
Net income from securities lending activities	$3,800,503	N/A	$24,567	$70,509

Fund	iShares Core U.S. Aggregate Bond ETF	iShares ESG Advanced Investment Grade Corporate Bond ETF	iShares ESG Advanced Total USD Bond Market ETF	iShares ESG Aware1-5 Year USD Corporate Bond ETF
Gross income from securities lending activities	$29,980,400	$24,726	$324,106	$1,686,538
Fees and/or compensation for securities lending activities and related services
Securities lending income paid to BTC for services as securities lending agent	1,074,434	395	15,178	32,737
Cash collateral management expenses not included in securities lending income paid to BTC	224,227	182	2,398	12,371
Administrative fees not included in securities lending income paid to BTC	0	0	0	0
Indemnification fees not included in securities lending income paid to BTC	0	0	0	0
Rebates (paid to borrowers)	23,433,034	22,226	233,387	1,481,575
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Fund	iShares Core U.S. Aggregate Bond ETF	iShares ESG Advanced Investment Grade Corporate Bond ETF	iShares ESG Advanced Total USD Bond Market ETF	iShares ESG Aware1-5 Year USD Corporate Bond ETF
Other fees not included in securities lending income paid to BTC	0	0	0	0
Aggregate fees/compensation for securities lending activities	$24,731,695	$22,803	$250,963	$1,526,683
Net income from securities lending activities	$5,248,705	$1,923	$73,143	$159,855

Fund	iShares ESG Aware U.S. Aggregate Bond ETF	iShares ESG Aware USD Corporate Bond ETF	iShares Government/Credit Bond ETF	iShares High Yield Systematic Bond ETF
Gross income from securities lending activities	$761,955	$3,852,246	$115,239	$2,485,223
Fees and/or compensation for securities lending activities and related services
Securities lending income paid to BTC for services as securities lending agent	35,121	82,947	5,061	66,232
Cash collateral management expenses not included in securities lending income paid to BTC	5,694	27,975	849	17,690
Administrative fees not included in securities lending income paid to BTC	0	0	0	0
Indemnification fees not included in securities lending income paid to BTC	0	0	0	0
Rebates (paid to borrowers)	547,899	3,337,105	82,765	2,073,884
Other fees not included in securities lending income paid to BTC	0	0	0	0
Aggregate fees/compensation for securities lending activities	$588,714	$3,448,027	$88,675	$2,157,806
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Fund	iShares ESG Aware U.S. Aggregate Bond ETF	iShares ESG Aware USD Corporate Bond ETF	iShares Government/Credit Bond ETF	iShares High Yield Systematic Bond ETF
Net income from securities lending activities	$173,241	$404,219	$26,564	$327,417

Fund	iShares iBoxx $ High Yield Corporate Bond ETF	iShares iBoxx $ Investment Grade Corporate Bond ETF	iShares Intermediate Government/Credit Bond ETF	iShares Investment Grade Systematic Bond ETF
Gross income from securities lending activities	$158,243,451	$132,199,414	$1,047,093	$995,838
Fees and/or compensation for securities lending activities and related services
Securities lending income paid to BTC for services as securities lending agent	3,952,101	1,865,179	34,510	12,624
Cash collateral management expenses not included in securities lending income paid to BTC	1,138,602	968,669	7,877	7,263
Administrative fees not included in securities lending income paid to BTC	0	0	0	0
Indemnification fees not included in securities lending income paid to BTC	0	0	0	0
Rebates (paid to borrowers)	134,159,239	120,366,822	835,733	914,990
Other fees not included in securities lending income paid to BTC	0	0	0	0
Aggregate fees/compensation for securities lending activities	$139,249,942	$123,200,670	$878,120	$934,877
Net income from securities lending activities	$18,993,509	$8,998,744	$168,973	$60,961

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Fund	iShares MBS ETF	iShares National Muni Bond ETF	iShares New York Muni Bond ETF	iShares Short-Term National Muni Bond ETF
Gross income from securities lending activities	N/A	N/A	N/A	N/A
Fees and/or compensation for securities lending activities and related services
Securities lending income paid to BTC for services as securities lending agent	N/A	N/A	N/A	N/A
Cash collateral management expenses not included in securities lending income paid to BTC	N/A	N/A	N/A	N/A
Administrative fees not included in securities lending income paid to BTC	N/A	N/A	N/A	N/A
Indemnification fees not included in securities lending income paid to BTC	N/A	N/A	N/A	N/A
Rebates (paid to borrowers)	N/A	N/A	N/A	N/A
Other fees not included in securities lending income paid to BTC	N/A	N/A	N/A	N/A
Aggregate fees/compensation for securities lending activities	N/A	N/A	N/A	N/A
Net income from securities lending activities	N/A	N/A	N/A	N/A

Fund	iShares Short Treasury Bond ETF	iShares USD Systematic Bond ETF
Gross income from securities lending activities	$165,163,114	$2,612
Fees and/or compensation for securities lending activities and related services
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Fund	iShares Short Treasury Bond ETF	iShares USD Systematic Bond ETF
Securities lending income paid to BTC for services as securities lending agent	3,219,763	127
Cash collateral management expenses not included in securities lending income paid to BTC	1,276,224	19
Administrative fees not included in securities lending income paid to BTC	0	0
Indemnification fees not included in securities lending income paid to BTC	0	0
Rebates (paid to borrowers)	145,139,568	1,859
Other fees not included in securities lending income paid to BTC	0	0
Aggregate fees/compensation for securities lending activities	$149,635,555	$2,005
Net income from securities lending activities	$15,527,559	$607
Payments by BFA and its Affiliates.  BFA and/or its affiliates (“BFA Entities”) may pay certain broker-dealers, registered investment advisers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Funds, other iShares funds or exchange-traded products in general. BFA Entities make these payments from their own assets and not from the assets of the Funds. Although a portion of BFA Entities’ revenue comes directly or indirectly in part from fees paid by the Funds, other iShares funds (including, if applicable, any underlying iShares funds held by a Fund) or exchange-traded products, these payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, the Funds, other iShares funds or exchange-traded products. BFA Entities make payments for Intermediaries’ participation in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about exchange-traded products, including the Funds and other iShares funds, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems (“Education Costs”). BFA Entities also make payments to Intermediaries for certain printing, publishing and mailing costs or materials relating to the Funds, other iShares funds or exchange-traded products (“Publishing Costs”). In addition, BFA Entities make payments to Intermediaries that make shares of the Funds, other iShares funds or exchange-traded products available to their clients, in some cases at a waived or reduced commission rate or ticket charge, develop new products that feature iShares, create educational content about the Fund, other iShares funds or exchange-traded products that is featured on an Intermediary’s platform, or otherwise promote the Funds, other iShares funds and exchange-traded products. BFA Entities may also reimburse expenses or make payments from their own assets to Intermediaries or other persons in consideration of services or other activities that the BFA Entities believe may benefit the iShares business or facilitate investment in the Funds, other iShares funds or exchange-traded products. Payments of the type described above are sometimes referred to as revenue-sharing payments.
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Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because an Intermediary may make decisions about which investment options it will recommend or make available to its clients, what services to provide for various products, or what marketing content to make available to its clients based on payments it receives or is eligible to receive, such payments may create conflicts of interest between the Intermediary and its clients. These financial incentives may cause the Intermediary to recommend the Funds, other iShares funds or exchange-traded products, or otherwise promote the Fund, other iShares funds or exchange-traded products over other investments. The same conflicts of interest and financial incentives exist with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm.
In addition to the payments described above, BFA Entities have developed proprietary tools, calculators and related interactive or digital content that is made available through the www.BlackRock.com website at no additional cost to Intermediaries. BlackRock may configure these tools and calculators and localize the content for Intermediaries as part of its customary digital marketing support and promotion of the Funds, other iShares funds, exchange-traded products and BlackRock mutual funds.
As of March 1, 2013, BFA Entities have contractual arrangements to make payments (in addition to payments for Education Costs or Publishing Costs) to one Intermediary, Fidelity Brokerage Services LLC (“FBS”). Effective June 4, 2016, this relationship was expanded to include National Financial Services, LLC (“NFS”), an affiliate of FBS. Pursuant to this special, long-term and significant arrangement (the “Marketing Program”), FBS, NFS and certain of their affiliates (collectively “Fidelity”) have agreed, among other things, to actively promote iShares funds to customers, investment professionals and other intermediaries and in advertising campaigns as the preferred exchange-traded product, to offer certain iShares funds in certain Fidelity platforms and investment programs, in some cases at a waived or reduced commission rate or ticket charge, and to provide marketing data to BFA Entities. BFA Entities have agreed to facilitate the Marketing Program by, among other things, making certain payments to FBS and NFS for marketing and implementing certain brokerage and investment programs. Upon termination of the arrangement, the BFA Entities will make additional payments to FBS and/or NFS based upon a number of criteria, including the overall success of the Marketing Program and the level of services provided by FBS and NFS during the wind-down period.
In addition, BFA Entities may enter into other contractual arrangements with Intermediaries and certain other third parties that the BFA Entities believe may benefit the iShares business or facilitate investment in iShares funds. Such agreements may include payments by BFA Entities to such Intermediaries and third parties for data collection and provision, technology support, platform enhancement, or educational content, co-marketing and cross-promotional efforts. Payments made pursuant to such arrangements may vary in any year and may be different for different Intermediaries and third parties. In certain cases, the payments to Intermediaries are subject to certain minimum payment levels or tiered payments. As of the date of this SAI, the Intermediaries and other third parties receiving one or more types of the contractual payments described above include (in addition to FBS and NFS): Advisor Credit Exchange, Avantax Investment Services, Inc., BNY Mellon Capital Markets, LLC, BNY Mellon Performance & Risk Analytics, LLC, Charles Schwab & Co., Inc., Clearstream Fund Centre AG, Commonwealth Equity Services, LLC, Dorsey Wright and Associates, LLC, E*Trade Securities LLC, Envestnet Asset Management, Inc., eToro USA Securities Inc., LPL Financial LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley Smith Barney LLC, Northwestern Mutual Investment Services, LLC, Orion Portfolio Solutions, LLC, Pershing LLC, Public Holdings, Inc., Raymond James Financial Services, Inc., Riskalyze, Inc., Sanctuary Wealth Group, LLC, Stash Investments LLC, TD Ameritrade, Inc., UBS Financial Services Inc., Wells Fargo Clearing Services, LLC and Wells Fargo Advisors Financial Network, LLC. Any additions, modifications, or deletions to Intermediaries and other third parties listed above that have occurred since the date of this SAI are not included in the list.
Further, BFA Entities make Education Costs and Publishing Costs payments to other Intermediaries that are not listed in the immediately preceding paragraph. BFA Entities may determine to make such payments based on any number of metrics. For example, BFA Entities may make payments at year-end or other intervals in a fixed amount, an amount based upon an Intermediary’s services at defined levels or an amount based on the Intermediary’s net sales of one or more iShares funds in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. As of the date of this SAI, BFA anticipates that the payments paid by BFA Entities in connection with the Funds, iShares funds and exchange-traded products in general will be immaterial to BFA Entities in the aggregate for the next year. Please contact your salesperson or other investment professional for more information regarding any such payments or financial incentives his or her Intermediary firm may receive. Any payments made, or financial incentives
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offered, by the BFA Entities to an Intermediary may create the incentive for the Intermediary to encourage customers to buy shares of the Funds, other iShares funds or other exchange-traded products.
The Funds may participate in certain market maker incentive programs of a national securities exchange in which an affiliate of the Funds would pay a fee to the exchange used for the purpose of incentivizing one or more market makers in the securities of a Fund to enhance the liquidity and quality of the secondary market of securities of a Fund. The fee would then be credited by the exchange to one or more market makers that meet or exceed liquidity and market quality standards with respect to the securities of a Fund. Each market maker incentive program is subject to approval from the SEC. Any such fee payments made to an exchange will be made by an affiliate of a Fund solely for the benefit of a Fund and will not be paid from any Fund assets. Other funds managed by BFA may also participate in such programs.
Determination of Net Asset Value
Valuation of Shares. The NAV for each Fund (except for the iShares 0-3 Month Treasury Bond ETF and iShares Short Treasury Bond ETF) is generally calculated as of the close of regular trading hours on the NYSE (normally 4:00 p.m. Eastern Time) on each business day the NYSE is open. The NAV of each of the iShares 0-3 Month Treasury Bond ETF and iShares Short Treasury Bond ETF is generally calculated twice per day: as of 12:00 p.m., Eastern time and as of the close of regular trading hours on the NYSE (normally 4:00 p.m., Eastern time), on each business day the NYSE is open. Valuation of assets held by a Fund is as follows:
Equity Investments. Equity securities traded on a recognized securities exchange (e.g., NYSE), on separate trading boards of a securities exchange or through a market system that provides contemporaneous transaction pricing information (each an “Exchange”) are valued using information obtained via independent pricing services, generally at the closing price or, if an Exchange closing price is not available, the last traded price on that Exchange prior to the time as of which the assets or liabilities are valued. However, under certain circumstances, other means of determining current market value may be used. If an equity security is traded on more than one Exchange, the current market value of the security where it is primarily traded generally will be used. In the event that there are no sales involving an equity security held by a Fund on a day on which a Fund values such security, the prior day’s price will be used, unless BFA determines that such prior day’s price no longer reflects the fair value of the security, in which case such asset would be treated as a Fair Value Asset (as defined below).
Fixed-Income Investments. Fixed-income securities for which market quotations are readily available are generally valued using such securities’ current market value. A Fund values fixed-income portfolio securities using the last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by a Fund’s approved independent third-party pricing services, each in accordance with the Valuation Procedures. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The amortized cost method of valuation may be used with respect to debt obligations with 60 days or less remaining to maturity unless such method does not represent fair value. Certain fixed-income investments, including asset-backed and mortgage-related securities, may be valued based on valuation models that consider the estimated cash flows of each tranche of the issuer, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.
Options, Futures, Swaps and Other Derivatives. Exchange-traded equity options (except those that are customized) for which market quotations are readily available are valued at the mean of the last bid and ask prices as quoted on the Exchange or the board of trade on which such options are traded. In the event that there is no mean price available for an exchange traded equity option held by a Fund on a day on which a Fund values such option, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such option. If no bid or ask price is available on a day on which a Fund values such option, the prior day’s price will be used, unless BFA determines that such prior day’s price no longer reflects the fair value of the option, in which case such option will be treated as a Fair Value Asset (as defined below). Customized exchange-traded equity options, as well as OTC derivatives, may be valued using a mathematical model which may incorporate a number of market data factors. Financial futures contracts and options thereon, which are traded on
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exchanges, are valued at their last sale price or settle price as of the close of such exchanges. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the Valuation Procedures.
Underlying Funds. Shares of underlying open-end funds (including money market funds) are valued at NAV. Shares of underlying exchange-traded closed-end funds or other ETFs will be valued at their most recent closing price.
General Valuation Information. Prices obtained from independent third-party pricing services, broker-dealers or market makers to value a Fund’s securities and other assets and liabilities are based on information available at the time a Fund values its assets and liabilities. In the event that a pricing service quotation is revised or updated subsequent to the day on which a Fund valued such security, the revised pricing service quotation generally will be applied prospectively. Such determination will be made considering pertinent facts and circumstances surrounding the revision.
The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for assets that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investment may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
All cash, receivables and current payables are carried on a Fund’s books at their fair value.
In the event that application of the methods of valuation discussed above result in a price for a security which is deemed not to be representative of the fair market value of such security, the security will be valued by, under the direction of or in accordance with a method approved by BFA, each Fund’s valuation designee, as reflecting fair value. All other assets and liabilities (including securities for which market quotations are not readily available) held by a Fund (including restricted securities) are valued at fair value as determined in good faith by BFA pursuant to the Valuation Procedures. Any assets and liabilities which are denominated in a foreign currency are translated into U.S. dollars at the prevailing market rates.
Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate a Fund’s NAV and the prices used in the Underlying Index, which, in turn, could result in a difference between a Fund’s performance and the performance of the Underlying Index.
Fair Value. When market quotations are not readily available or are believed by BFA to be unreliable, a Fund’s investments are valued at fair value (“Fair Value Assets”). Fair Value Assets are valued by BFA in accordance with the Valuation Procedures. Pursuant to Rule 2a-5 under the Investment Company Act, the Board of Trustees has designated BFA as the valuation designee for the respective Funds for which it serves as investment adviser. BFA may reasonably conclude that a market quotation is not readily available or is unreliable if, among other things, a security or other asset or liability does not have a price source due to its complete lack of trading, if BFA believes a market quotation from a broker-dealer or other source is unreliable (e.g., where it varies significantly from a recent trade, or no longer reflects the fair value of the security or other asset or liability subsequent to the most recent market quotation), or where the security or other asset or liability is only thinly traded or due to the occurrence of a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BFA determines, in its reasonable business judgment, that an event has occurred after the close of trading for an asset or liability but prior to or at the time of pricing a Fund’s assets or liabilities, is likely to cause a material change to the last exchange closing price or closing market price of one or more assets held by, or liabilities of, a Fund. On any day the NYSE is open and a foreign market or the primary exchange on which a foreign asset or liability is traded is closed, such asset or liability will be valued using the prior day’s price, provided that BFA is not aware of any significant event or other information that would cause such price to no longer reflect the fair value of the asset or liability, in which case such asset or liability would be treated as a Fair Value Asset.
BFA’s Rule 2a-5 Committee is responsible for reviewing and approving methodologies by investment type and significant inputs used in the fair valuation of Fund assets or liabilities. In addition, a Fund’s accounting agent assists BFA by periodically endeavoring to confirm the prices it receives from all third-party pricing services, index providers and broker-dealers and regularly evaluating the values assigned to the securities and other assets and liabilities of a Fund. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.
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When determining the price for a Fair Value Asset, BFA will seek to determine the price that a Fund might reasonably expect to receive from the current sale of that asset or liability in an arm’s-length transaction on the date on which the asset or liability is being valued, and does not seek to determine the price a Fund might reasonably expect to receive for selling an asset or liability at a later time or if it holds the asset or liability to maturity. Fair value determinations will be based upon all available factors that BFA deems relevant at the time of the determination, and may be based on analytical values determined by BFA using proprietary or third-party valuation models.
Fair value represents a good faith approximation of the value of an asset or liability. When determining the fair value of an investment, one or more fair value methodologies may be used (depending on certain factors, including the asset type). For example, the investment may be initially priced based on the original cost of the investment or, alternatively, using proprietary or third-party models that may rely upon one or more unobservable inputs. Prices of actual, executed or historical transactions in the relevant investment (or comparable instruments) or, where appropriate, an appraisal by a third-party experienced in the valuation of similar instruments, may also be used as a basis for establishing the fair value of an investment.
The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining a Fund’s NAV. As a result, a Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.
Each Fund’s annual audited financial statements, which are prepared in accordance with US GAAP, follow the requirements for valuation set forth in Financial Accounting Standards Board Accounting Standards Codification Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”), which defines and establishes a framework for measuring fair value under US GAAP and expands financial statement disclosure requirements relating to fair value measurements.
Generally, ASC 820 and other accounting rules applicable to funds and various assets in which they invest are evolving. Such changes may adversely affect a Fund. For example, the evolution of rules governing the determination of the fair market value of assets or liabilities, to the extent such rules become more stringent, would tend to increase the cost and/or reduce the availability of third-party determinations of fair market value. This may in turn increase the costs associated with selling assets or affect their liquidity due to a Fund’s inability to obtain a third-party determination of fair market value.
Brokerage Transactions
Subject to policies established by the Board, BFA is primarily responsible for the execution of a Fund’s portfolio transactions and the allocation of brokerage. BFA does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While BFA generally seeks reasonable trade execution costs, a Fund does not necessarily pay the lowest spread or commission available, and payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Subject to applicable legal requirements, BFA may select a broker based partly upon brokerage or research services provided to BFA and its clients, including a Fund. In return for such services, BFA may cause a Fund to pay a higher commission than other brokers would charge if BFA determines in good faith that the commission is reasonable in relation to the services provided.
In selecting brokers or dealers to execute portfolio transactions, BFA seeks to obtain the best price and most favorable execution for a Fund and may take into account a variety of factors including: (i) the size, nature and character of the security or instrument being traded and the markets in which it is purchased or sold; (ii) the desired timing of the transaction; (iii) BFA’s knowledge of the expected commission rates and spreads currently available; (iv) the activity existing and expected in the market for the particular security or instrument, including any anticipated execution difficulties; (v) the full range of brokerage services provided; (vi) the broker’s or dealer’s capital; (vii) the quality of research and research services provided; (viii) the reasonableness of the commission, dealer spread or its equivalent for the specific transaction; and (ix) BFA’s knowledge of any actual or apparent operational problems of a broker or dealer. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, thinly traded securities, or other circumstances.
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Section 28(e) of the 1934 Act (“Section 28(e)”) permits a U.S. investment adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction in securities that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer. This includes commissions paid on riskless principal transactions in securities under certain conditions.
From time to time, a Fund may purchase new issues of securities in a fixed price offering. In these situations, the broker may be a member of the selling group that will, in addition to selling securities, provide BFA with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the broker will provide research “credits” in these situations at a rate that is higher than that available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).
OTC issues, including most fixed-income securities such as corporate debt and U.S. Government securities, are normally traded on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Funds will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both foreign and domestic securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.
Under the 1940 Act, persons affiliated with a Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Funds will not deal with affiliated persons and affiliated persons of such affiliated persons in connection with such transactions. The Funds will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BFA, BRIL or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Board in accordance with Rule 10f-3 under the 1940 Act.
Purchases of money market instruments by the Funds are made from dealers, underwriters and issuers. The Funds do not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer.
BFA may, from time to time, effect trades on behalf of and for the account of the Funds with brokers or dealers that are affiliated with BFA, in conformity with Rule 17e-1 under the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions.
Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.
Investment decisions for the Funds and for other investment accounts managed by BFA and the other Affiliates are made independently of each other in light of differing conditions. A variety of factors will be considered in making investment allocations. These factors include: (i) investment objectives or strategies for particular accounts, including sector, industry, country or region and capitalization weightings; (ii) tax considerations of an account; (iii) risk or investment concentration parameters for an account; (iv) supply or demand for a security at a given price level; (v) size of available investment; (vi) cash availability and liquidity requirements for accounts; (vii) regulatory restrictions; (viii) minimum investment size of an account; (ix) relative size of account; and (x) such other factors as may be approved by BlackRock’s general counsel. Moreover, investments may not be allocated to one client account over another based on any of the following considerations: (i) to favor one client account at the expense of another; (ii) to generate higher fees paid by one client account over another or to produce greater performance compensation to BlackRock; (iii) to develop or enhance a relationship with a client or prospective client; (iv) to compensate a client for past services or benefits rendered to BlackRock or to induce future services or benefits to be rendered to BlackRock; or (v) to manage or equalize investment performance among different client accounts. BFA and the other Affiliates may deal, trade and invest for their own respective accounts in the types of securities in which the Funds may invest.
193

Initial public offerings (“IPOs”) of securities may be over-subscribed and subsequently trade at a premium in the secondary market. When BFA is given an opportunity to invest in such an initial offering or “new” or “hot” issue, the supply of securities available for client accounts is often less than the amount of securities the accounts would otherwise take. In order to allocate these investments fairly and equitably among client accounts over time, each portfolio manager or a member of his or her respective investment team will indicate to BFA’s trading desk their level of interest in a particular offering with respect to eligible clients’ accounts for which that team is responsible. IPOs of U.S. equity securities will be identified as eligible for particular client accounts that are managed by portfolio teams who have indicated interest in the offering based on market capitalization of the issuer of the security and the investment mandate of the client account and in the case of international equity securities, the country where the offering is taking place and the investment mandate of the client account. Generally, shares received during the IPO will be allocated among participating client accounts within each investment mandate on a pro rata basis. This pro rata allocation may result in a Fund receiving less of a particular security than if pro-rating had not occurred. All allocations of securities will be subject, where relevant, to share minimums established for accounts and compliance constraints. In situations where supply is too limited to be allocated among all accounts for which the investment is eligible, portfolio managers may rotate such investment opportunities among one or more accounts so long as the rotation system provides for fair access for all client accounts over time. Other allocation methodologies that are considered by BFA to be fair and equitable to clients may be used as well.
Because different accounts may have differing investment objectives and policies, BFA may buy and sell the same securities at the same time for different clients based on the particular investment objective, guidelines and strategies of those accounts. For example, BFA may decide that it may be entirely appropriate for a growth fund to sell a security at the same time a value fund is buying that security. To the extent that transactions on behalf of more than one client of BFA or the other Affiliates during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. For example, sales of a security by BlackRock on behalf of one or more of its clients may decrease the market price of such security, adversely impacting other BlackRock clients that still hold the security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Funds or other clients or funds for which BFA or another Affiliate act as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all.
In certain instances, BFA may find it efficient for purposes of seeking to obtain best execution, to aggregate or “bunch” certain contemporaneous purchases or sale orders of its advisory accounts and advisory accounts of affiliates. In general, all contemporaneous trades for client accounts under management by the same portfolio manager or investment team will be bunched in a single order if the trader believes the bunched trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost. The costs associated with a bunched order will be shared pro rata among the clients in the bunched order. Generally, if an order for a particular portfolio manager or management team is filled at several different prices through multiple trades, all accounts participating in the order will receive the average price (except in the case of certain international markets where average pricing is not permitted). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Funds are concerned, in other cases it could be beneficial to the Funds. Transactions effected by BFA or the other Affiliates on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. The trader will give the bunched order to the broker-dealer that the trader has identified as being able to provide the best execution of the order. Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and bunched orders will be kept bunched only long enough to execute the order.
The table below sets forth the brokerage commissions paid by each Fund for the fiscal years noted. Any differences in brokerage commissions paid by a Fund from year to year are principally due to increases or decreases in that Fund’s assets over those periods or the magnitude of changes to the components of a Fund's Underlying Index:

Fund	Fund Inception Date	Brokerage Commissions Paid During Fiscal Year Ended February 29, 2024	Brokerage Commissions Paid During Fiscal Year Ended February 28, 2023	Brokerage Commissions Paid During Fiscal Year Ended February 28, 2022
iShares 0-3 Month Treasury Bond ETF	5/26/2020	$0	$0	$0
iShares 1-3 Year Treasury Bond ETF	7/22/2002	0	0	0
194

Fund	Fund Inception Date	Brokerage Commissions Paid During Fiscal Year Ended February 29, 2024	Brokerage Commissions Paid During Fiscal Year Ended February 28, 2023	Brokerage Commissions Paid During Fiscal Year Ended February 28, 2022
iShares 1-5 Year Investment Grade Corporate Bond ETF	1/5/2007	0	0	0
iShares 3-7 Year Treasury Bond ETF	1/5/2007	0	0	0
iShares 5-10 Year Investment Grade Corporate Bond ETF	1/5/2007	0	0	0
iShares 7-10 Year Treasury Bond ETF	7/22/2002	0	0	0
iShares 10+ Year Investment Grade Corporate Bond ETF	12/8/2009	0	0	0
iShares 10-20 Year Treasury Bond ETF	1/5/2007	0	0	0
iShares 20+ Year Treasury Bond ETF	7/22/2002	0	0	0
iShares 25+ Year Treasury STRIPS Bond ETF	9/22/2020	0	0	0
iShares Agency Bond ETF	11/5/2008	0	0	0
iShares BBB Rated Corporate Bond ETF	5/18/2021	0	0	0
iShares Broad USD Investment Grade Corporate Bond ETF	1/5/2007	0	0	0
iShares California Muni Bond ETF	10/4/2007	0	0	0
iShares Core 5-10 Year USD Bond ETF	11/1/2016	0	0	5
iShares Core 10+ Year USD Bond ETF	12/8/2009	0	0	0
iShares Core U.S. Aggregate Bond ETF	9/22/2003	0	0	0
iShares ESG Advanced Investment Grade Corporate Bond ETF	11/8/2021	0	0	0
iShares ESG Advanced Total USD Bond Market ETF	6/23/2020	0	0	0
iShares ESG Aware 1-5 Year USD Corporate Bond ETF	7/11/2017	0	0	0
iShares ESG Aware U.S. Aggregate Bond ETF	10/18/2018	0	0	0
iShares ESG Aware USD Corporate Bond ETF	7/11/2017	0	0	0
iShares Government/Credit Bond ETF	1/5/2007	0	0	0
iShares High Yield Systematic Bond ETF	7/11/2017	0	0	0
iShares iBoxx $ High Yield Corporate Bond ETF	4/4/2007	0	0	7,819
iShares iBoxx $ Investment Grade Corporate Bond ETF	7/22/2002	0	0	0
iShares Intermediate Government/Credit Bond ETF	1/5/2007	0	0	0
iShares Investment Grade Systematic Bond ETF	7/11/2017	0	0	0
iShares MBS ETF	3/13/2007	0	0	0
iShares National Muni Bond ETF	9/7/2007	0	0	0
iShares New York Muni Bond ETF	10/4/2007	0	0	0
iShares Short-Term National Muni Bond ETF	11/5/2008	0	0	0
iShares Short Treasury Bond ETF	1/5/2007	0	0	0
iShares USD Systematic Bond ETF	10/12/2021	0	169	41
The following table sets forth the names of the Funds’ “regular” broker-dealers, as defined under Rule 10b-1 of the 1940 Act, which derive more than 15% of their gross revenues from securities-related activities and in which the Funds invest, together with the market value of each investment as of the fiscal year ended February 29, 2024:

Fund	Issuer	Market Value of Investment
iShares 1-5 Year Investment Grade Corporate Bond ETF	JPMorgan Chase & Co.	$527,119,238
	Bank of America Corp.	523,786,099
195

Fund	Issuer	Market Value of Investment
	Morgan Stanley	423,424,238
	Citigroup, Inc.	360,340,767
	Goldman Sachs Group Inc. (The)	354,516,844
	Wells Fargo & Co.	332,148,319
	Barclays PLC	170,643,730
	Royal Bank of Canada	135,062,551
	Deutsche Bank AG	97,829,890
	Bank of New York Mellon Corp. (The)	96,473,560

iShares 5-10 Year Investment Grade Corporate Bond ETF	Bank of America Corp.	$309,139,976
	JPMorgan Chase & Co.	277,008,271
	Morgan Stanley	235,554,254
	Citigroup, Inc.	201,663,575
	Wells Fargo & Co	169,719,127
	Goldman Sachs Group Inc. (The)	128,657,803
	Barclays PLC	77,609,978
	BNP Paribas SA	51,053,468
	Bank of New York Mellon Corp. (The)	44,877,720
	Deutsche Bank AG	34,491,875

iShares 10+ Year Investment Grade Corporate Bond ETF	Bank of America Corp.	$24,155,254
	JPMorgan Chase & Co.	24,141,371
	Goldman Sachs Group Inc. (The)	18,455,965
	Citigroup, Inc.	13,159,930
	Morgan Stanley	11,400,350
	Barclays PLC	3,856,109
	Societe Generale SA	2,870,298
	BNP Paribas SA	468,321

iShares BBB Rated Corporate Bond ETF	Citigroup, Inc.	$268,186
	Goldman Sachs Group Inc. (The)	165,380
	Morgan Stanley	149,573

iShares Broad USD Investment Grade Corporate Bond ETF	Bank of America Corp.	$208,705,413
	JPMorgan Chase & Co.	193,214,024
	Morgan Stanley	148,705,855
	Wells Fargo & Co.	130,272,181
	Citigroup, Inc.	128,186,735
	Goldman Sachs Group Inc. (The)	117,116,511
	Barclays PLC	53,888,719
	Bank of New York Mellon Corp. (The)	31,124,450
	Royal Bank of Canada	30,592,719
	Societe Generale SA	30,521,441

iShares Core 5-10 Year USD Bond ETF	Bank of America Corp.	$772,862
	JPMorgan Chase & Co.	711,588
	Morgan Stanley	558,148
	Citigroup, Inc.	501,238
196

Fund	Issuer	Market Value of Investment
	Wells Fargo & Co.	430,192
	Goldman Sachs Group Inc. (The)	393,950
	Barclays PLC	202,461
	Mizuho Financial Group Inc.	107,505
	Nomura Holdings Inc.	100,441
	Royal Bank of Canada	60,646

iShares Core 10+ Year USD Bond ETF	Bank of America Corp.	$3,426,842
	JPMorgan Chase & Co.	3,161,592
	Goldman Sachs Group Inc. (The)	2,477,834
	Citigroup, Inc.	1,805,222
	Morgan Stanley	1,640,613
	Barclays PLC	478,355
	Societe Generale SA	325,209

iShares Core U.S. Aggregate Bond ETF	Bank of America Corp.	$633,623,446
	JPMorgan Chase & Co.	586,094,663
	Morgan Stanley	437,066,610
	Citigroup, Inc.	387,796,658
	Wells Fargo & Co.	379,461,718
	Goldman Sachs Group Inc. (The)	365,736,696
	Barclays PLC	157,997,435
	Royal Bank of Canada	91,218,412
	Bank of Montreal	58,998,908
	Nomura Holdings Inc.	58,660,382

iShares ESG Advanced Investment Grade Corporate Bond ETF	JPMorgan Chase & Co.	$361,659
	Morgan Stanley	353,467
	Bank of America Corp.	344,779
	Citigroup, Inc.	284,298
	Goldman Sachs Group Inc. (The)	266,846
	Royal Bank of Canada	63,619
	Bank of New York Mellon Corp. (The)	13,778

iShares ESG Advanced Total USD Bond Market ETF	Morgan Stanley	$6,765,598
	Mizuho Financial Group Inc.	1,547,300

iShares ESG Aware 1-5 Year USD Corporate Bond ETF	JPMorgan Chase & Co.	$23,811,011
	Bank of America Corp.	22,912,227
	Morgan Stanley	21,959,295
	Citigroup, Inc.	16,798,250
	Goldman Sachs Group Inc. (The)	14,696,555
	Barclays PLC	8,825,691
	Royal Bank of Canada	6,668,423
	Bank of New York Mellon Corp. (The)	6,565,189
	Deutsche Bank AG	6,112,997
	U.S. Bancorp	2,620,064

197

Fund	Issuer	Market Value of Investment
iShares ESG Aware U.S. Aggregate Bond ETF	Morgan Stanley	$16,272,223
	Bank of America Corp.	15,835,744
	JPMorgan Chase & Co.	13,256,468
	Citigroup, Inc.	11,335,717
	Goldman Sachs Group Inc. (The)	10,916,562
	Barclays PLC	6,457,758
	Wells Fargo & Co.	5,335,508
	Mizuho Financial Group Inc.	3,049,704
	Nomura Holdings Inc.	2,577,113

iShares ESG Aware USD Corporate Bond ETF	Bank of America Corp.	$21,047,255
	JPMorgan Chase & Co.	17,322,326
	Morgan Stanley	16,973,300
	Goldman Sachs Group Inc. (The)	12,328,782
	Citigroup, Inc.	11,629,747
	Bank of New York Mellon Corp. (The)	11,180,423
	Wells Fargo & Co.	8,520,778
	Barclays PLC	6,184,962
	Deutsche Bank AG	3,711,541

iShares Government/Credit Bond ETF	Bank of America Corp.	$2,675,443
	JPMorgan Chase & Co.	2,518,100
	Morgan Stanley	2,073,915
	Citigroup, Inc.	1,551,821
	Goldman Sachs Group Inc. (The)	1,393,884
	Bank of Montreal	214,102

iShares iBoxx $ Investment Grade Corporate Bond ETF	JPMorgan Chase & Co.	$922,216,412
	Bank of America Corp.	912,575,937
	Wells Fargo & Co.	717,830,100
	Morgan Stanley	690,085,331
	Citigroup, Inc.	552,423,690
	Goldman Sachs Group Inc. (The)	549,833,929
	Barclays PLC	224,659,846
	Royal Bank of Canada	130,128,278
	Bank of New York Mellon Corp. (The)	15,099,794

iShares Intermediate Government/Credit Bond ETF	Bank of America Corp.	$30,546,362
	JPMorgan Chase & Co.	27,866,828
	Citigroup, Inc.	19,236,793
	Goldman Sachs Group Inc. (The)	15,980,567
	HSBC Holdings PLC	15,810,616
	Royal Bank of Canada	5,511,851
	Bank of Montreal	3,466,863

iShares Investment Grade Systematic Bond ETF	Bank of America Corp.	$13,865,696
	Morgan Stanley	12,645,657
	JPMorgan Chase & Co.	8,311,562
198

Fund	Issuer	Market Value of Investment
	Bank of New York Mellon Corp. (The)	2,808,731
	Goldman Sachs Group Inc. (The)	2,694,382
	Citigroup, Inc.	2,252,672

iShares USD Systematic Bond ETF	Bank of America Corp.	$172,006
	Wells Fargo & Co.	153,932
	Morgan Stanley	152,790
	JPMorgan Chase & Co.	132,226
	Citigroup, Inc.	97,750
	Goldman Sachs Group Inc. (The)	77,262
	Barclays PLC	29,808
	Nomura Holdings Inc.	9,903
The Funds' purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that BlackRock manages or advises. If purchases or sales of portfolio securities of the Funds and one or more other accounts managed or advised by BlackRock are considered at or about the same time, transactions in such securities are allocated among the Funds and the other accounts in a manner deemed equitable to all by BlackRock. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Funds. BlackRock may deal, trade and invest for its own account in the types of securities in which the Funds may invest. BlackRock may, from time to time, effect trades on behalf of and for the account of the Funds with brokers or dealers that are affiliated with BFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Funds will not deal with affiliates in principal transactions unless permitted by applicable SEC rules or regulations, or by SEC exemptive order.
Portfolio turnover may vary from year to year, as well as within a year. Certain Funds may use TBA transactions, which are expected to cause a higher portfolio turnover rate and may cause significant variation in portfolio turnover rate because TBA positions are rolled every month. High turnover rates may result in comparatively greater brokerage expenses. While each Fund's portfolio turnover rates are generally expected to be low, the portfolio turnover rate for that portion of the iShares Core 5-10 Year USD Bond ETF's, iShares Core U.S. Aggregate Bond ETF's, iShares ESG Advanced Total USD Bond Market ETF's, iShares ESG Aware U.S. Aggregate Bond ETF's, iShares MBS ETF's and iShares USD Systematic Bond ETF's assets invested through TBA transactions, if any, is expected to be substantially higher because TBA positions are rolled every month. Higher turnover rates would likely result in comparatively greater transaction costs.
The table below sets forth the portfolio turnover rates of each Fund for the fiscal years noted:

Fund	Fiscal Year Ended February 29, 2024	Fiscal Year Ended February 28, 2023
iShares 0-3 Month Treasury Bond ETF	0%	0%
iShares 1-3 Year Treasury Bond ETF	55%	73%
iShares 1-5 Year Investment Grade Corporate Bond ETF	25%	26%
iShares 3-7 Year Treasury Bond ETF	45%	36%
iShares 5-10 Year Investment Grade Corporate Bond ETF	21%	24%
iShares 7-10 Year Treasury Bond ETF	48%	53%
iShares 10+ Year Investment Grade Corporate Bond ETF	7%	9%
iShares 10-20 Year Treasury Bond ETF	26%	56%
iShares 20+ Year Treasury Bond ETF	23%	22%
iShares 25+ Year Treasury STRIPS Bond ETF	22%	50%
iShares Agency Bond ETF	39%	92%
iShares BBB Rated Corporate Bond ETF	15%	10%
199

Fund	Fiscal Year Ended February 29, 2024	Fiscal Year Ended February 28, 2023
iShares Broad USD Investment Grade Corporate Bond ETF	10%	11%
iShares California Muni Bond ETF	26%	17%
iShares Core 5-10 Year USD Bond ETF(1)	300%	335%
iShares Core 10+ Year USD Bond ETF	9%	10%
iShares Core U.S. Aggregate Bond ETF(1)	89%	104%
iShares ESG Advanced Investment Grade Corporate Bond ETF	29%	35%
iShares ESG Advanced Total USD Bond Market ETF(1),(2)	63%	167%
iShares ESG Aware 1-5 Year USD Corporate Bond ETF	31%	30%
iShares ESG Aware U.S. Aggregate Bond ETF(1)	156%	158%
iShares ESG Aware USD Corporate Bond ETF	19%	23%
iShares Government/Credit Bond ETF	18%	17%
iShares High Yield Systematic Bond ETF	67%	60%
iShares iBoxx $ High Yield Corporate Bond ETF	11%	31%
iShares iBoxx $ Investment Grade Corporate Bond ETF	17%	27%
iShares Intermediate Government/Credit Bond ETF	19%	22%
iShares Investment Grade Systematic Bond ETF	76%	87%
iShares MBS ETF(1)	219%	249%
iShares National Muni Bond ETF	27%	20%
iShares New York Muni Bond ETF	31%	12%
iShares Short-Term National Muni Bond ETF	28%	26%
iShares Short Treasury Bond ETF	62%	107%
iShares USD Systematic Bond ETF(1),(3)	380%	519%

(1)
Portfolio turnover rate includes TBA transactions, as described above.
(2)
For the fiscal years ended February 28, 2023 and February 29, 2024, the iShares ESG Advanced Total USD Bond Market ETF portfolio turnover rate was 167% and 63%, respectively. The decrease in the portfolio turnover was due to a reduction of constituent changes during index rebalances and therefore a decrease in purchase and sales transactions of the Fund.
(3)
For the fiscal years ended February 28, 2023 and February 29, 2024, the iShares USD Systematic Bond ETF portfolio turnover rate was 519% and 380%, respectively. The decrease in the portfolio turnover was due to a reduction of constituent changes during index rebalances and therefore a decrease in purchase and sales transactions of the Fund.

Additional Information Concerning the Trust
Shares.  The Trust issues shares of beneficial interests in the funds with no par value. The Board may designate additional iShares funds.
Each share issued by a fund has a pro rata interest in the assets of that fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant fund, and in the net distributable assets of such fund on liquidation.
Each share has one vote with respect to matters upon which the shareholder is entitled to vote. In any matter submitted to shareholders for a vote, each fund shall hold a separate vote, provided that shareholders of all affected funds will vote together when: (i) required by the 1940 Act, or (ii) the Trustees determine that the matter affects the interests of more than one fund.
Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All shares (regardless of the fund) have noncumulative voting rights in the election of members of the Board. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.
Following the creation of the initial Creation Unit(s) of shares of a fund and immediately prior to the commencement of trading in such fund’s shares, a holder of shares may be a “control person” of the fund, as defined in Rule 0-1 under the 1940 Act. A fund cannot predict the length of time for which one or more shareholders may remain a control person of the fund.
Shareholders may make inquiries by writing to iShares Trust, c/o BlackRock Investments, LLC, 1 University Square Drive, Princeton, NJ 08540.
200

Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC’s rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC or its staff, officers and trustees of a fund and beneficial owners of 10% of the shares of a fund (“Insiders”) may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the 1934 Act and the SEC’s rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act and existing guidance provided by the SEC staff.
In accordance with the Trust's current Agreement and Declaration of Trust (the “Declaration of Trust”), the Board may, without shareholder approval (unless such shareholder approval is required by the Declaration of Trust or applicable law, including the 1940 Act), authorize certain funds to merge, reorganize, consolidate, sell all or substantially all of their assets, or take other similar actions with, to or into another fund.  The Trust or a fund may be terminated by a majority vote of the Board, subject to the affirmative vote of a majority of the shareholders of the Trust or such fund entitled to vote on termination; however, in certain circumstances described in the Declaration of Trust, only a majority vote of the Board is required. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Declaration of Trust provides that the Board will have the unrestricted power to alter the number of shares in a Creation Unit. Therefore, in the event of a termination of the Trust or a fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Units or to be individually redeemable. In such circumstance, the Trust or a fund may make redemptions in-kind, for cash or for a combination of cash or securities. Further, in the event of a termination of the Trust or a fund, the Trust or a fund might elect to pay cash redemptions to all shareholders, with an in-kind election for shareholders owning in excess of a certain stated minimum amount.
DTC as Securities Depository for Shares of the Funds.  Shares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.
DTC was created in 1973 to enable electronic movement of securities between its participants (“DTC Participants”), and NSCC was established in 1976 to provide a single settlement system for securities clearing and to serve as central counterparty for securities trades among DTC Participants. In 1999, DTC and NSCC were consolidated within The Depository Trust & Clearing Corporation (“DTCC”) and became wholly-owned subsidiaries of DTCC. The common stock of DTCC is owned by the DTC Participants, but NYSE and FINRA, through subsidiaries, hold preferred shares in DTCC that provide them with the right to elect one member each to the DTCC board of directors. Access to the DTC system is available to entities, such as banks, brokers, dealers and trust companies, that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).
Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in shares of the Fund.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of each Fund as shown on the records of DTC or its
201

nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.
Distribution of Shares.  In connection with each Fund's launch, each Fund was seeded through the sale of one or more Creation Units by each Fund to one or more initial investors. Initial investors participating in the seeding may be Authorized Participants, a lead market maker or other third party investor or an affiliate of each Fund or each Fund’s adviser. Each such initial investor may sell some or all of the shares underlying the Creation Unit(s) held by them pursuant to the registration statement for each Fund (each, a “Selling Shareholder”), which shares have been registered to permit the resale from time to time after purchase. Each Fund will not receive any of the proceeds from the resale by the Selling Shareholders of these shares.
Selling Shareholders may sell shares owned by them directly or through broker-dealers, in accordance with applicable law, on any national securities exchange on which the shares may be listed or quoted at the time of sale, through trading systems, in the OTC market or in transactions other than on these exchanges or systems at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected through brokerage transactions, privately negotiated trades, block sales, entry into options or other derivatives transactions or through any other means authorized by applicable law. Selling Shareholders may redeem the shares held in Creation Unit size by them through an Authorized Participant.
Any Selling Shareholder and any broker-dealer or agents participating in the distribution of shares may be deemed to be “underwriters” within the meaning of Section 2(a)(11) of the 1933 Act, in connection with such sales.
Any Selling Shareholder and any other person participating in such distribution will be subject to applicable provisions of the 1934 Act and the rules and regulations thereunder.
Creation and Redemption of Creation Units
General.  The Trust issues and sells shares of each Fund only in Creation Units on a continuous basis through the Distributor or its agent, without a sales load, at a price based on each Fund's NAV next determined after receipt, on any Business Day (as defined below), of an order received by the Distributor or its agent in proper form. On days when the applicable Listing Exchange or the bond markets close earlier than normal, a Fund may require orders to be placed earlier in the day. The following table sets forth the number of shares of a Fund that constitute a Creation Unit for such Fund and the approximate value of such Creation Unit as of March 31, 2024:

Fund	Shares Per Creation Unit	Approximate Value Per Creation Unit (U.S.$)
iShares 0-3 Month Treasury Bond ETF	50,000	$5,035,549.70
iShares 1-3 Year Treasury Bond ETF	100,000	$8,169,921.20
iShares 1-5 Year Investment Grade Corporate Bond ETF	50,000	$2,561,708.05
iShares 3-7 Year Treasury Bond ETF	100,000	$11,573,897.30
iShares 5-10 Year Investment Grade Corporate Bond ETF	50,000	$2,578,172.30
iShares 7-10 Year Treasury Bond ETF	100,000	$9,453,866.40
iShares 10+ Year Investment Grade Corporate Bond ETF	100,000	$5,147,811.00
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Fund	Shares Per Creation Unit	Approximate Value Per Creation Unit (U.S.$)
iShares 10-20 Year Treasury Bond ETF	100,000	$ 10,488,682.10
iShares 20+ Year Treasury Bond ETF	100,000	$9,458,989.20
iShares 25+ Year Treasury STRIPS Bond ETF	50,000	$567,346.95
iShares Agency Bond ETF	50,000	$5,388,778.45
iShares BBB Rated Corporate Bond ETF	50,000	$4,280,755.75
iShares Broad USD Investment Grade Corporate Bond ETF	50,000	$2,537,791.25
iShares California Muni Bond ETF	50,000	$2,870,162.75
iShares Core 5-10 Year USD Bond ETF	100,000	$4,286,620.00
iShares Core 10+ Year USD Bond ETF	50,000	$2,554,211.60
iShares Core U.S. Aggregate Bond ETF	100,000	$9,787,928.20
iShares ESG Advanced Investment Grade Corporate Bond ETF	50,000	$4,085,345.55
iShares ESG Advanced Total USD Bond Market ETF	100,000	$4,271,888.70
iShares ESG Aware 1-5 Year USD Corporate Bond ETF	50,000	$1,223,160.90
iShares ESG Aware U.S. Aggregate Bond ETF	100,000	$4,702,193.50
iShares ESG Aware USD Corporate Bond ETF	50,000	$1,148,629.55
iShares Government/Credit Bond ETF	50,000	$5,182,003.10
iShares High Yield Systematic Bond ETF	50,000	$2,331,182.95
iShares iBoxx $ High Yield Corporate Bond ETF	100,000	$7,759,608.20
iShares iBoxx $ Investment Grade Corporate Bond ETF	100,000	$ 10,889,062.30
iShares Intermediate Government/Credit Bond ETF	50,000	$5,195,432.00
iShares Investment Grade Systematic Bond ETF	50,000	$2,237,848.35
iShares MBS ETF	100,000	$9,249,558.30
iShares National Muni Bond ETF	100,000	$ 10,742,337.50
iShares New York Muni Bond ETF	50,000	$2,682,179.40
iShares Short-Term National Muni Bond ETF	50,000	$5,237,662.15
iShares Short Treasury Bond ETF	10,000	$1,105,144.10
iShares USD Systematic Bond ETF	50,000	$4,199,018.80
In its discretion, the Trust reserves the right to increase or decrease the number of a Fund’s shares that constitute a Creation Unit. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of any Fund, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.
A “Business Day” with respect to each Fund is any day the Fund is open for business, including any day when it satisfies redemption requests as required by Section 22(e) of the 1940 Act. Each Fund is open for business any day on which the Listing Exchange on which the Fund is listed for trading is open for business. As of the date of this SAI, each Listing Exchange observes the following holidays, as observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Fund Deposit.  The consideration for purchase of Creation Units of a Fund, generally consists of the Deposit Securities and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which, when combined with a Fund’s portfolio securities, is designed to generate performance that has a collective investment profile similar to that of the Underlying Index. The Fund Deposit represents the minimum initial and subsequent investment amount for a Creation Unit of any Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, to purchases of Creation Units of shares of a given Fund until such time as the next-announced Fund Deposit is made available.
The “Cash Component” is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities, and serves to compensate for any
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differences between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities are the sole responsibility of the Authorized Participant purchasing a Creation Unit.
The iShares Core U.S. Aggregate Bond ETF, iShares ESG Advanced Total USD Bond Market ETF, iShares MBS ETF, iShares National Muni Bond ETF and iShares Short-Term National Muni Bond ETF (the “Partial Cash Funds”) generally offer Creation Units partially for cash, but may, in certain circumstances, offer Creation Units solely for cash or solely in-kind. The iShares California Muni Bond ETF and iShares New York Muni Bond ETF generally offer Creation Units for cash, but may offer Creation Units partially for cash or solely in-kind. Please see the Cash Purchase Method section below and the following discussion summarizing the Deposit Security method for further information on purchasing Creation Units of the Funds.
The identity and number or par value of the Deposit Securities change pursuant to changes in the composition of a Fund's portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by BFA with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities constituting the relevant Underlying Index.
The Trust may require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to replace any Deposit Security of the Partial Cash Funds that is a TBA transaction or an interest in a mortgage pass-through security. The amount of cash contributed will be equivalent to the price of the TBA transaction or mortgage pass-through security interest listed as a Deposit Security. A transaction fee may be charged on the cash amount contributed in lieu of the TBA transaction or mortgage pass-through security.
The Fund Deposit may also be modified to minimize the Cash Component by redistributing the cash to the Deposit Securities portion of the Fund Deposit through “systematic rounding.” The rounding methodology “rounds up” position sizes of securities in the Deposit Securities (which in turn reduces the cash portion). However, the methodology limits the maximum allowed percentage change in weight and share quantity of any given security in the Fund Deposit.
Fund Deposits may also be modified to position a fund towards a forward index rebalance to reflect revisions that account for index additions, deletions, and re-weights.
The Trust may, in its sole discretion, substitute a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security in certain circumstances, including: (i) when instruments are not available in sufficient quantity for delivery; (ii) when instruments are not eligible for transfer through DTC or the clearing process (as discussed below); (iii) when instruments that the Authorized Participant (or an investor on whose behalf the Authorized Participant is acting) are not able to be traded due to a trading restriction; (iv) when delivery of the Deposit Security by the Authorized Participant (or by an investor on whose behalf the Authorized Participant is acting) would be restricted under applicable securities or other local laws; (v) in connection with distribution payments to be made by a Fund; or (vi) in certain other situations.
Cash Purchase Method.  Although the Trust does not generally permit partial or full cash purchases of Creation Units of its funds, when partial or full cash purchases of Creation Units are available or specified for a Fund (Creation Units of the Partial Cash Funds are generally offered partially for cash and all or a substantial portion of the Deposit Securities of iShares California Muni Bond ETF, iShares National Muni Bond ETF, iShares New York Muni Bond ETF and iShares Short-Term National Muni Bond ETF may be substituted for cash), they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a partial or full cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser.
Procedures for Creation of Creation Units.  To be eligible to place orders with the Distributor and to create a Creation Unit of the Funds, an entity must be: (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC, or (ii) a DTC Participant, and must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Units (“Authorized Participant Agreement”) (discussed below). A member or participant of a clearing agency registered with the SEC which has a written agreement with the Funds or one of their service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units is referred to as an “Authorized Participant.” All shares of the Funds, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.
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Role of the Authorized Participant.  Creation Units may be purchased only by or through a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Funds or one of their service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units. Such Authorized Participant will agree, pursuant to the terms of such Authorized Participant Agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of shares an amount of cash sufficient to pay the Cash Component, once the NAV of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fees described below. An Authorized Participant, acting on behalf of an investor, may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement and that orders to purchase Creation Units may have to be placed by the investor's broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Trust does not expect to enter into an Authorized Participant Agreement with more than a small number of DTC Participants. A list of current Authorized Participants may be obtained from the Distributor. The Distributor has adopted guidelines regarding Authorized Participants’ transactions in Creation Units that are made available to all Authorized Participants. These guidelines set forth the processes and standards for Authorized Participants to transact with the Distributor and its agents in connection with creation and redemption transactions. In addition, the Distributor may be appointed as the proxy of the Authorized Participant and may be granted a power of attorney under its Authorized Participant Agreement.
Placement of Creation Orders.  Fund Deposits must be delivered through the Federal Reserve System (for cash and U.S. government securities), through DTC (for corporate and municipal securities) or through a central depository account, such as with Euroclear or DTC, maintained by State Street or JPMorgan, as applicable or a sub-custodian (a “Central Depository Account”). Any portion of a Fund Deposit that may not be delivered through the Fed or DTC must be delivered through a Central Depository Account. The Fund Deposit transfers made through DTC must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Funds generally before 3:00 p.m., Eastern time on the Settlement Date. Fund Deposit transfers made through the Fed must be deposited by the participant institution in a timely fashion so as to ensure the delivery of the requisite number or amount of Deposit Securities or cash through the Fed to the account of the Fund generally before 3:00 p.m., Eastern time on the Settlement Date. Fund Deposit transfers made through a Central Depository Account must be completed pursuant to the requirements established by the custodian or sub-custodian for such Central Depository Account generally before 2:00 p.m., Eastern time on the Settlement Date. The “Settlement Date” for all funds is generally the first business day after the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to State Street or JPMorgan, as applicable through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by State Street or JPMorgan, as applicable generally before 3:00 p.m., Eastern time on the Settlement Date. If the Cash Component and the Deposit Securities are not received by 3:00 p.m., Eastern time on the Settlement Date, the creation order may be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Funds. The delivery of Creation Units so created generally will occur no later than the first Business Day following the day on which the purchase order is deemed received by the Distributor, provided that the relevant Fund Deposit has been received by the Funds prior to such time.
Purchase Orders and Submission Timing.  An order to purchase shares of a Fund will be implemented as of the NAV next determined after the Authorized Participant has tendered the order, as described in the handbook for Authorized Participants. To initiate an order for a Creation Unit, an Authorized Participant must submit to the Distributor or its agent an irrevocable order to purchase shares of a Fund that is in proper form (pursuant to procedures set forth in the Authorized Participant Agreement) by the Fund’s submission deadline, known as the “Cutoff Time.” Generally, an order must be submitted before 4:00 p.m., Eastern time on any Business Day to receive that day’s NAV. For the iShares 0-3 Month Treasury Bond ETF and iShares Short Treasury Bond ETF, an order must be tendered before 12:00 p.m., Eastern time to receive the 12:00 p.m. NAV and before 4:00 p.m., Eastern time to receive the 4:00 p.m. NAV. There may be a different Cutoff Time for a Fund if a creation order will settle on a non-standard settlement basis, as described in the handbook for Authorized Participants.
The Distributor or its agent will notify BFA and the custodian of a purchase order. The custodian will then provide such information to any appropriate sub-custodian. Procedures and requirements governing the delivery of the Fund Deposit are set forth in the handbook for Authorized Participants and may change from time to time. Investors, other than Authorized
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Participants, are responsible for making arrangements for a creation request to be made through an Authorized Participant. The Distributor or its agent will provide a list of current Authorized Participants upon request. Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor or its agent by the Cutoff Time on such Business Day.
The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Funds, immediately available or same day funds estimated by the Funds to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fees. Those placing orders should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the Cutoff Time of a Fund. Investors should be aware that an Authorized Participant may require orders for purchases of shares placed with it to be in the particular form required by the individual Authorized Participant. The Authorized Participant is responsible for any and all expenses and costs incurred by a Fund, including any applicable cash amounts, in connection with any purchase order.
Various issues, including economic or market disruptions and communications or other operational failures, may impede the ability to reach the Distributor or its agent or an Authorized Participant. The Distributor or its agent, in their discretion, may permit the submission of such orders and requests by or through an Authorized Participant at any time (including on days on which the Listing Exchange is not open for business) via communication through the facilities of the Distributor’s or its agent’s proprietary website maintained for this purpose. Purchase orders and redemption requests, if accepted by the Trust, will be processed based on the NAV next determined after such acceptance in accordance with a Fund’s Cutoff Time as provided in the Authorized Participant Agreement and disclosed in this SAI.
Acceptance of Orders for Creation Units.   Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor's behalf) and (ii) arrangements satisfactory to the Funds are in place for payment of the Cash Component and any other cash amounts which may be due, the Funds will accept the order, subject to each Fund's right (and the right of the Distributor and BFA) to reject any order until acceptance, as set forth below.
Once a Fund has accepted an order, upon the next determination of the NAV of the shares, the Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such NAV. The Distributor or its agent will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.
Each Fund reserves the right to reject or revoke a creation order transmitted to it by the Distributor or its agent provided that a rejection or revocation of a creation order does not violate Rule 6c-11 under the Investment Company Act. For example, a Fund may reject or revoke a creation order transmitted to it by the Distributor or its agent if (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares specified, as described above; (iv) acceptance of the Deposit Securities is not legally required or would, in the opinion of counsel, be unlawful or have an adverse effect on the Fund or its shareholders (e.g., jeopardize the Fund's tax status); or (v) circumstances outside the control of the Fund, the Distributor or its agent and BFA make it impracticable to process purchase orders. The Distributor or its agent shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of such purchaser of its rejection of such order. The Funds, State Street or JPMorgan, as applicable, the sub-custodian and the Distributor or its agent are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for failure to give such notification.
Issuance of a Creation Unit.   Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the applicable Fund of the Deposit Securities and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Distributor or its agent and BFA shall be notified of such delivery and the applicable Fund will issue and cause the delivery of the Creation Unit. Creation Units are generally issued on a “T+1 basis” (i.e., one Business Day after trade date). Each Fund reserves the right to settle Creation Unit transactions on a different basis, including a shorter settlement period, if necessary or appropriate under the circumstances and compliant with applicable law.
To the extent contemplated by an Authorized Participant Agreement with the Distributor, each Fund will issue Creation Units to such Authorized Participant, notwithstanding the fact that the corresponding Fund Deposits have not been received in
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part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant's delivery and maintenance of collateral as set forth in the handbook for Authorized Participants. The Trust may use such collateral at any time to buy Deposit Securities for the Funds. Such collateral must be delivered no later than the time specified by a Fund or its custodian on the contractual settlement date. Information concerning the Funds' current procedures for collateralization of missing Deposit Securities is available from the Distributor or its agent. The Authorized Participant Agreement will permit the Funds to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Funds of purchasing such securities and the collateral including, without limitation, liability for related brokerage, borrowings and other charges.
In certain cases, Authorized Participants may create and redeem Creation Units on the same trade date and in these instances, the Funds reserve the right to settle these transactions on a net basis or require a representation from the Authorized Participants that the creation and redemption transactions are for separate beneficial owners. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by each Fund and the Fund's determination shall be final and binding.
Costs Associated with Creation Transactions.
A standard creation transaction fee is imposed to offset the transfer and other transaction costs associated with the issuance of Creation Units. Under an ETF Services Agreement, the Funds have retained BRIL, an affiliate of BFA, to perform the ETF Services. BRIL will receive from an Authorized Participant a standard transaction fee on each creation order, which consists of (1) a fee for providing the ETF Services (the “ETF Servicing Fee”) and (2) transfer, processing and other transaction costs charged by a Fund custodian in connection with the issuance of Creation Units for such creation order (“Custody Transaction Costs”). BRIL is entitled to retain the ETF Servicing Fee pursuant to the ETF Services Agreement, but BRIL will reimburse any Custody Transaction Costs to the applicable Fund custodian according to the amounts invoiced by such custodian.
The ETF Servicing Fee is a flat fee per order regardless of the number of Creation Units being purchased, which amount will vary among different Funds based on a number of factors, including the complexity of the order and the types of securities or instruments included in a Fund’s Creation Basket, among other variables. The actual Custody Transaction Costs vary per order based on the number of trades, underlying markets and settlement locations associated with the issuance of a Creation Unit. The following table sets forth, for each Fund, an estimate of the creation transaction fee for a Creation Unit based on data as of June 6, 2024. The actual fee charged to an Authorized Participant in connection with a creation order will vary over time depending on the factors discussed above, and may be higher than the fee set forth below.
In order to defray transaction expenses for a Fund and protect against possible shareholder dilution, if a creation transaction consists solely or partially of cash, the Authorized Participant may also be required to cover (up to the maximum amount shown below) certain brokerage, tax, foreign exchange, execution and other costs and expenses related to the execution of trades resulting from such transaction (which may, in certain instances, be based on a good faith estimate of transaction costs based on historical data or other inputs, at BlackRock’s discretion, and may include part or all of the spread between the expected bid and offer side of the market and anticipated market impact). However, a Fund is not obligated to trade identical securities to the securities identified by BlackRock in estimating these transaction and other costs and expenses. In certain cases, BlackRock or an affiliate may determine in its discretion to deviate from the regular charge, subject to the maximum amounts shown below.
For the iShares iBoxx $ High Yield Corporate Bond ETF and the iShares iBoxx $ Investment Grade Corporate Bond ETF, in order to offset certain potential market impacts related to the use of custom baskets in the fixed income market and protect against possible shareholder dilution, if a creation transaction is executed solely or partially in-kind, the Authorized Participant may be assessed a fee, payable to the Fund, which will be identical for each Creation Unit of the applicable Fund on the day of the transaction (up to the maximum amount shown below). The fee is an estimate based on historical data that is indicative of market impact.
Authorized Participants will also bear the costs of transferring the Deposit Securities to the Funds. Certain fees/costs associated with creation transactions may be waived in certain circumstances. Investors who use the services of a broker or other financial intermediary to acquire Fund shares may be charged a fee for such services.
The following table sets forth each Fund's estimated creation transaction fee based on data as of June 6, 2024 and maximum additional charge (as described above):
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Fund	Standard Creation Transaction Fee*	Maximum Additional Charge**
iShares 0-3 Month Treasury Bond ETF	$315.00	3.0%
iShares 1-3 Year Treasury Bond ETF	387.50	3.0%
iShares 1-5 Year Investment Grade Corporate Bond ETF	527.50	3.0%
iShares 3-7 Year Treasury Bond ETF	368.75	3.0%
iShares 5-10 Year Investment Grade Corporate Bond ETF	508.75	3.0%
iShares 7-10 Year Treasury Bond ETF	318.75	3.0%
iShares 10+ Year Investment Grade Corporate Bond ETF	566.25	3.0%
iShares 10-20 Year Treasury Bond ETF	317.50	3.0%
iShares 20+ Year Treasury Bond ETF	336.25	3.0%
iShares 25+ Year Treasury STRIPS Bond ETF	322.50	3.0%
iShares Agency Bond ETF	312.50	3.0%
iShares BBB Rated Corporate Bond ETF	590.00	3.0%
iShares Broad USD Investment Grade Corporate Bond ETF	622.50	3.0%
iShares California Muni Bond ETF	326.25	3.0%
iShares Core 5-10 Year USD Bond ETF	445.00	3.0%
iShares Core 10+ Year USD Bond ETF	532.50	3.0%
iShares Core U.S. Aggregate Bond ETF	631.25	3.0%
iShares ESG Advanced Investment Grade Corporate Bond ETF	598.75	3.0%
iShares ESG Advanced Total USD Bond Market ETF	665.00	3.0%
iShares ESG Aware 1-5 Year USD Corporate Bond ETF	396.25	3.0%
iShares ESG Aware U.S. Aggregate Bond ETF	618.75	3.0%
iShares ESG Aware USD Corporate Bond ETF	561.25	3.0%
iShares Government/Credit Bond ETF	487.50	3.0%
iShares High Yield Systematic Bond ETF	431.25	3.0%
iShares iBoxx $ High Yield Corporate Bond ETF	855.00	3.0%
iShares iBoxx $ Investment Grade Corporate Bond ETF	587.50	3.0%
iShares Intermediate Government/Credit Bond ETF	637.50	3.0%
iShares Investment Grade Systematic Bond ETF	581.25	3.0%
iShares MBS ETF	385.00	3.0%
iShares National Muni Bond ETF	318.75	3.0%
iShares New York Muni Bond ETF	301.25	3.0%
iShares Short-Term National Muni Bond ETF	312.50	3.0%
iShares Short Treasury Bond ETF	346.25	3.0%
iShares USD Systematic Bond ETF	556.25	3.0%

*
Estimated fee.
**
As a percentage of the net asset value per Creation Unit.
Redemption of Creation Units.  Shares of a Fund may be redeemed by Authorized Participants only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor or its agent and only on a Business Day. The Funds will not redeem shares in amounts less than Creation Units. There can be no assurance, however, that there will be sufficient liquidity in the secondary market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a Creation Unit that could be redeemed by an Authorized Participant. Beneficial owners also may sell shares in the secondary market.
The Partial Cash Funds generally redeem Creation Units partially for cash. However, the Funds reserve the right to distribute securities and other portfolio instruments in-kind as payment for Creation Units being redeemed. Please see the Cash Redemption Method section below and the following discussion summarizing the in-kind method for further information on redeeming Creation Units of the Funds.
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Each Fund publishes the designated portfolio of securities (including any portion of such securities for which cash may be substituted) that will be applicable to redemption requests received in proper form (as defined below) on that day (“Fund Securities” or “Redemption Basket”), and an amount of cash (the “Cash Amount,” as described below) in order to effect redemptions of Creation Units of a Fund. Such Fund Securities and Cash Amount will remain in effect until such time as the next announced composition of the Fund Securities and Cash Amount is made available. The Fund Securities and Cash Amount are subject to possible amendment or correction. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units. Procedures and requirements governing redemption transactions are set forth in the handbook for Authorized Participants and may change from time to time.
Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities, plus the Cash Amount, which is an amount equal to the difference between the NAV of the shares being redeemed, as next determined after the receipt of a redemption request in proper form, and the value of Fund Securities, less a redemption transaction fee (as described below).
The Trust may, in its sole discretion, substitute a “cash in lieu” amount to replace any Fund Security in certain circumstances, including: (i) when the delivery of a Fund Security to the Authorized Participant (or to an investor on whose behalf the Authorized Participant is acting) would be restricted under applicable securities or other local laws or due to a trading restriction; (ii) when the delivery of a Fund Security to the Authorized Participant would result in the disposition of the Fund Security by the Authorized Participant due to restrictions under applicable securities or other local laws; (iii) when the delivery of a Fund Security to the Authorized Participant would result in unfavorable tax treatment; (iv) when a Fund Security cannot be settled or otherwise delivered in time to facilitate an in-kind redemption; or (v) in certain other situations. The amount of cash paid out in such cases will be equivalent to the value of the substituted security listed as a Fund Security. Notwithstanding the foregoing, the Trust may, in its sole discretion, substitute a “cash in lieu” amount to replace any Fund Security of the Partial Cash Funds that is a TBA transaction or mortgage pass-through security. In such cases, a transaction fee may be charged on the cash amount paid in lieu of the TBA transaction or mortgage pass through security. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder. Each Fund generally redeems Creation Units for Fund Securities (except for the Partial Cash Funds, which generally redeem Creation Units partially for cash), and the iShares California Muni Bond ETF, iShares National Muni Bond ETF, iShares New York Muni Bond ETF and iShares Short-Term National Muni Bond ETF which may substitute all or a substantial portion of the Fund Securities for cash, but each Fund reserves the right to utilize a cash option for redemption of Creation Units. Each Fund may, in its sole discretion, provide such redeeming Authorized Participant a portfolio of securities that differs from the exact composition of the Fund Securities, but does not differ in NAV. The Redemption Basket may also be modified to minimize the Cash Component by redistributing the cash to the Fund Securities portion of the Redemption Basket through systematically rounding. The rounding methodology allows position sizes of securities in the Fund Securities to be “rounded up,” while limiting the maximum allowed percentage change in weight and share quantity of any given security in the Redemption Basket. Redemption Baskets may also be modified to position a fund towards a forward index rebalance to reflect revisions that account for index additions, deletions, and re-weights.
Cash Redemption Method.   Although the Trust does not generally permit full cash redemptions of Creation Units of its funds, when partial or full cash redemptions of Creation Units are available or specified (e.g., Creation Units of the Partial Cash Funds are generally redeemed partially for cash and the iShares California Muni Bond ETF, iShares National Muni Bond ETF, iShares New York Muni Bond ETF and iShares Short-Term National Muni Bond ETF which may substitute cash for all or a substantial portion of the Fund Securities for cash), they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of partial or full cash redemption, the Authorized Participant receives the cash equivalent of the Fund Securities and other instruments it would otherwise receive through an in-kind redemption, plus the same Cash Amount to be paid to an in-kind redeemer.
Costs Associated with Redemption Transactions.
A standard redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the relevant Fund. As described above, under an ETF Services Agreement, the Funds have retained BRIL, an affiliate of BFA, to perform certain ETF Services. BRIL will receive from an Authorized Participant a standard transaction fee on each redemption order, which consists of (1) the ETF Servicing Fee and (2) Custody Transaction Costs. BRIL is entitled to retain the ETF Servicing Fee pursuant to the ETF Services Agreement, but BRIL will reimburse any Custody Transaction Costs to the applicable Fund custodian according to the amounts invoiced by such custodian.
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The ETF Servicing Fee is a flat fee per order regardless of the number of Creation Units being redeemed, which amount will vary among different Funds based on a number of factors, including the complexity of the order and the types of securities or instruments included in a Fund’s Redemption Basket, among other variables. The actual Custody Transaction Costs vary per order based on the number of trades, underlying markets, and settlement locations associated with the redemption of a Creation Unit. The following table sets forth, for each Fund, an estimate of the redemption transaction fee for a Creation Unit based on data as of June 6, 2024. The actual fee charged to an Authorized Participant in connection with a redemption order will vary over time depending on the factors discussed above, and may be higher than the fee set forth below.
In order to defray transaction expenses for a Fund and protect against possible shareholder dilution, if a redemption transaction consists solely or partially of cash, the Authorized Participant may also be required to cover (up to the maximum amount shown below) certain brokerage, tax, foreign exchange, execution and other costs and expenses related to the execution of trades resulting from such transaction (which may, in certain instances, be based on a good faith estimate of transaction costs based on historical data or other inputs, at BlackRock’s discretion, and may include part or all of the spread between the expected bid and offer side of the market and anticipated market impact). However, a Fund is not obligated to trade identical securities to the securities identified by BlackRock in estimating these transaction and other costs and expenses. In certain cases, BlackRock or an affiliate may determine in its discretion to deviate from the regular charge, subject to the maximum amounts shown below.
For the iShares iBoxx $ High Yield Corporate Bond ETF and the iShares iBoxx $ Investment Grade Corporate Bond ETF, in order to offset certain potential market impacts related to the use of custom baskets in the fixed income market and protect against possible shareholder dilution, if a redemption transaction is executed solely or partially in-kind, the Authorized Participant may be assessed a fee, payable to the Fund, which will be identical for each Creation Unit of the applicable Fund on the day of the transaction (up to the maximum amount shown below). The fee is an estimate based on historical data that is indicative of market impact.
Authorized Participants will also bear the costs of transferring the Fund Securities from a Fund to their account on their order. Certain fees/costs associated with redemption transactions may be waived in certain circumstances. Investors who use the services of a broker or other financial intermediary to dispose of Fund shares may be charged a fee for such services.
The following table sets forth each Fund's estimated redemption transaction fee based on data as of June 6, 2024 and maximum additional charge (as described above):

Fund	Standard Redemption Transaction Fee*	Maximum Additional Charge**
iShares 0-3 Month Treasury Bond ETF	$315.00	2.0%
iShares 1-3 Year Treasury Bond ETF	387.50	2.0%
iShares 1-5 Year Investment Grade Corporate Bond ETF	527.50	2.0%
iShares 3-7 Year Treasury Bond ETF	368.75	2.0%
iShares 5-10 Year Investment Grade Corporate Bond ETF	508.75	2.0%
iShares 7-10 Year Treasury Bond ETF	318.75	2.0%
iShares 10+ Year Investment Grade Corporate Bond ETF	566.25	2.0%
iShares 10-20 Year Treasury Bond ETF	317.50	2.0%
iShares 20+ Year Treasury Bond ETF	336.25	2.0%
iShares 25+ Year Treasury STRIPS Bond ETF	322.50	2.0%
iShares Agency Bond ETF	312.50	2.0%
iShares BBB Rated Corporate Bond ETF	590.00	2.0%
iShares Broad USD Investment Grade Corporate Bond ETF	622.50	2.0%
iShares California Muni Bond ETF	326.25	2.0%
iShares Core 5-10 Year USD Bond ETF	445.00	2.0%
iShares Core 10+ Year USD Bond ETF	532.50	2.0%
iShares Core U.S. Aggregate Bond ETF	631.25	2.0%
iShares ESG Advanced Investment Grade Corporate Bond ETF	598.75	2.0%
iShares ESG Advanced Total USD Bond Market ETF	665.00	2.0%
iShares ESG Aware 1-5 Year USD Corporate Bond ETF	396.25	2.0%
iShares ESG Aware U.S. Aggregate Bond ETF	618.75	2.0%
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Fund	Standard Redemption Transaction Fee*	Maximum Additional Charge**
iShares ESG Aware USD Corporate Bond ETF	561.25	2.0%
iShares Government/Credit Bond ETF	487.50	2.0%
iShares High Yield Systematic Bond ETF	431.25	2.0%
iShares iBoxx $ High Yield Corporate Bond ETF	855.00	2.0%
iShares iBoxx $ Investment Grade Corporate Bond ETF	587.50	2.0%
iShares Intermediate Government/Credit Bond ETF	637.50	2.0%
iShares Investment Grade Systematic Bond ETF	581.25	2.0%
iShares MBS ETF	385.00	2.0%
iShares National Muni Bond ETF	318.75	2.0%
iShares New York Muni Bond ETF	301.25	2.0%
iShares Short-Term National Muni Bond ETF	312.50	2.0%
iShares Short Treasury Bond ETF	346.25	2.0%
iShares USD Systematic Bond ETF	556.25	2.0%

*
Estimated fee.
**
As a percentage of the net asset value per Creation Unit.
Placement of Redemption Orders.  An order to redeem shares of a Fund will be implemented as of the NAV next determined after the Authorized Participant has tendered the order, as described in the handbook for Authorized Participants. To initiate a redemption order, an Authorized Participant must submit to the Distributor or its agent an irrevocable order to redeem shares of a Fund that is in proper form (pursuant to procedures set forth in the Authorized Participant Agreement) by the Cutoff Time. Generally, an order must be submitted before 4:00 p.m., Eastern time on any Business Day to receive that day’s NAV. For the iShares 0-3 Month Treasury Bond ETF and iShares Short Treasury Bond ETF, an order must be tendered before 12:00 p.m., Eastern time to receive the 12:00 p.m. NAV and before 4:00 p.m., Eastern time to receive the 4:00 p.m. NAV. There may be a different Cutoff Time for a Fund if a redemption order will settle on a non-standard settlement basis, as described in the handbook for Authorized Participants. In addition, on days when the Listing Exchange closes earlier than normal, a Fund may require orders to redeem Creation Units to be placed earlier that day. Investors that are not Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant. The Distributor or its agent will provide a list of current Authorized Participants upon request.
The Authorized Participant must transmit the request for redemption in the form required by the Funds to the Distributor or its agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement and that, therefore, requests to redeem Creation Units may have to be placed by the investor's broker through an Authorized Participant who has executed an Authorized Participant Agreement. At any time, only a limited number of broker-dealers will have an Authorized Participant Agreement in effect. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Funds' transfer agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.
A redemption request is considered to be in “proper form” if: (i) an Authorized Participant has transferred or caused to be transferred to the Funds' transfer agent the Creation Unit redeemed through the book-entry system of DTC so as to be effective by the Listing Exchange closing time on any Business Day on which the redemption request is submitted; (ii) a request in form satisfactory to the applicable Fund is received by the Distributor or its agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified above; and (iii) all other procedures set forth in the Authorized Participant Agreement are properly followed.
Upon receiving a redemption request, the Distributor or its agent shall notify the applicable Fund and the Fund's transfer agent of such redemption request. The tender of an investor's shares for redemption and the distribution of the securities and/or cash included in the redemption payment made in respect of Creation Units redeemed will be made through DTC and the relevant Authorized Participant to the Beneficial Owner thereof as recorded on the book-entry system of DTC or the DTC
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Participant through which such investor holds, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request.
A redeeming Authorized Participant, whether on its own account or acting on behalf of a Beneficial Owner, must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the portfolio securities are customarily traded, to which account such portfolio securities will be delivered.
Deliveries of redemption proceeds by each Fund generally are made within one Business Day (i.e., T+1). However, for the iShares 0-3 Month Treasury Bond ETF and iShares Short Treasury Bond ETF, a redemption order that is tendered before 12:00 p.m., Eastern time generally will settle on a “T+0 basis” (i.e., on trade date). Each Fund reserves the right to settle redemption transactions on a different basis, if necessary or appropriate under the circumstances and compliant with applicable law.
If a Fund includes a foreign investment in its basket, and if a local market holiday, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments to redeeming Authorized Participants prevents timely delivery of the foreign investment in response to a redemption request, a Fund may delay delivery of the foreign investment more than seven days if a Fund delivers the foreign investment as soon as practicable, but in no event later than 15 days. Delayed settlement may occur due to a number of different reasons, including, without limitation, settlement cycles for the underlying securities, unscheduled market closings, an effort to link distribution to dividend record dates and ex-dates and newly announced holidays. For example, the redemption settlement process may be extended because of the occurrence of a holiday in a non-U.S. market or in the U.S. bond market that is not a holiday observed in the U.S. equity market.
To the extent contemplated by an Authorized Participant's agreement with the Distributor or its agent, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to a Fund, at or prior to the time specified by a Fund or its custodian on the Business Day after the date of submission of such redemption request, the Distributor or its agent will accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral as set forth in the handbook for Authorized Participants. Such collateral must be delivered no later than the time specified by a Fund or its custodian on the Business Day after the date of submission of such redemption request and shall be held by State Street or JPMorgan, as applicable and marked-to-market daily. The fees of State Street or JPMorgan, as applicable and any sub-custodians in respect of the delivery, maintenance and redelivery of the collateral shall be payable by the Authorized Participant. The Authorized Participant Agreement permits the Funds to acquire shares of the Funds at any time and subjects the Authorized Participant to liability for any shortfall between the aggregate of the cost to the Funds of purchasing such shares, plus the value of the Cash Amount, and the value of the collateral together with liability for related brokerage and other charges.
Because the portfolio securities of a Fund may trade on exchange(s) on days that the Listing Exchange is closed or are otherwise not Business Days for such Fund, shareholders may not be able to redeem their shares of such Fund or purchase or sell shares of such Fund on the Listing Exchange on days when the NAV of such a Fund could be significantly affected by events in the relevant non-U.S. markets.
Under normal circumstances, each of the iShares 0-3 Month Treasury Bond ETF and iShares Short Treasury Bond ETF may postpone and/or suspend redemption and payment beyond one business day only as follows: (i) for any period during which there is a non-routine closure of the Fedwire or applicable Federal Reserve Banks; (ii) for any period during which the Listing Exchange is closed (other than customary weekend and holiday closings); (iii) for any period during which trading on the Listing Exchange is suspended or restricted; (iv) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its net asset value is not reasonably practicable; (v) in such other circumstance as is permitted by the SEC; (vi) for any period during which the Fund, as part of a necessary liquidation of the Fund, has properly postponed and/or suspended redemption of shares and payment in accordance with federal securities laws; or (vii) on the Fund’s ex-dividend dates. Any such suspension or postponement described above will be consistent with the Fund’s obligations under Section 22(e)of the 1940 Act.
The right of redemption may be suspended or the date of payment postponed with respect to any Fund (other than the iShares 0-3 Month Treasury Bond ETF and iShares Short Treasury Bond ETF): (i) for any period during which the Listing Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the Listing Exchange is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund's portfolio securities or determination of its NAV is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC.
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Custom Baskets.  Creation and Redemption baskets may differ and each Fund will accept “custom baskets.” A custom basket may include any of the following: (i) a basket that is composed of a non-representative selection of a Fund's portfolio holdings; (ii) a representative basket that is different from the initial basket used in transactions on the same business day; or (iii) a basket that contains bespoke cash substitutions for a single Authorized Participant. Each Fund has adopted policies and procedures that govern the construction and acceptance of baskets, including heightened requirements for certain types of custom baskets. Such policies and procedures provide the parameters for the construction and acceptance of custom baskets that are in the best interests of a Fund and its shareholders, establish processes for revisions to, or deviations from, such parameters, and specify the titles and roles of the employees of BFA who are required to review each custom basket for compliance with those parameters. In addition, when constructing custom baskets for redemptions, the tax efficiency of a Fund may be taken into account. The policies and procedures distinguish among different types of custom baskets that may be used for each Fund and impose different requirements for different types of custom baskets in order to seek to mitigate against potential risks of conflicts and/or overreaching by an Authorized Participant. BlackRock has established a governance process to oversee basket compliance for the Funds, as set forth in each Fund's policies and procedures.
Taxation on Creations and Redemptions of Creation Units.   An Authorized Participant generally will recognize either gain or loss upon the exchange of Deposit Securities for Creation Units. This gain or loss is calculated by taking the market value of the Creation Units purchased over the Authorized Participant’s aggregate basis in the Deposit Securities exchanged therefor. However, the IRS may apply the wash sales rules to determine that any loss realized upon the exchange of Deposit Securities for Creation Units is not currently deductible. Authorized Participants should consult their own tax advisors.
Current U.S. federal income tax laws dictate that capital gain or loss realized from the redemption of Creation Units will generally create long-term capital gain or loss if the Authorized Participant holds the Creation Units for more than one year, or short-term capital gain or loss if the Creation Units were held for one year or less, if the Creation Units are held as capital assets.
Taxes
The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of a Fund. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to a Fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax advisors with respect to the specific federal, state, local and non-U.S. tax consequences of investing in a Fund. The summary is based on the laws and judicial and administrative interpretations thereof in effect on the date of this SAI, all of which are subject to change, possibly with retroactive effect.
Regulated Investment Company Qualifications.  Each Fund intends to continue to qualify for treatment as a separate RIC under Subchapter M of the Internal Revenue Code. To qualify for treatment as a RIC, each Fund must annually distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of each Fund’s annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or non-U.S. currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly-traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than a partnership that derives at least 90% of its income from interest, dividends, capital gains and other traditionally permitted RIC income); and (ii) at the close of each quarter of each Fund’s taxable year, (a) at least 50% of the market value of each Fund’s total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer, of two or more issuers of which 20% or more of the voting stock is held by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses (other than the securities of other RICs) or the securities of one or more qualified publicly-traded partnerships.
A Fund may be able to cure a failure to derive at least 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax and/or by disposing of certain assets. If, in any taxable
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year, a Fund fails one of these tests and does not timely cure the failure, that Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by that Fund in computing its taxable income.
Although in general the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly-traded partnership. A Fund’s investments in partnerships, including in qualified publicly-traded partnerships, may result in the Fund being subject to state, local, or non-U.S. income, franchise or withholding tax liabilities.
Taxation of RICs.  As a RIC, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. A Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders. If a Fund fails to qualify for any taxable year as a RIC or fails to meet the distribution requirement, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. In such event, distributions to individuals should be eligible to be treated as qualified dividend income and distributions to corporate shareholders generally should be eligible for the dividends-received deduction. Although each Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, a Fund may decide to retain a portion of its income or gains if the Fund determines that doing so is in the interest of its shareholders. Each Fund will be subject to U.S. federal income taxation to the extent any such income or gains are not distributed. Moreover, if a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If a Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.
Net Capital Loss Carryforwards.  Net capital loss carryforwards may be applied against any net realized capital gains in each succeeding year, until they have been reduced to zero.
In the event that a Fund were to experience an ownership change as defined under the Internal Revenue Code, the loss carryforwards and other favorable tax attributes of a Fund, if any, may be subject to limitation.
The following Funds had net capital loss carryforwards as set forth in the table below as of February 29, 2024, the tax year-end for the Funds listed:

Fund	Non-Expiring Capital Loss Carryforward
iShares 0-3 Month Treasury Bond ETF	$221,144
iShares 1-3 Year Treasury Bond ETF	987,179,677
iShares 1-5 Year Investment Grade Corporate Bond ETF	419,486,614
iShares 3-7 Year Treasury Bond ETF	783,635,164
iShares 5-10 Year Investment Grade Corporate Bond ETF	597,245,704
iShares 7-10 Year Treasury Bond ETF	3,175,828,313
iShares 10+ Year Investment Grade Corporate Bond ETF	85,136,614
iShares 10-20 Year Treasury Bond ETF	938,207,745
iShares 20+ Year Treasury Bond ETF	5,817,636,963
iShares 25+ Year Treasury STRIPS Bond ETF	68,022,849
iShares Agency Bond ETF	24,421,586
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Fund	Non-Expiring Capital Loss Carryforward
iShares BBB Rated Corporate Bond ETF	967,836
iShares Broad USD Investment Grade Corporate Bond ETF	133,995,749
iShares California Muni Bond ETF	22,434,768
iShares Core 5-10 Year USD Bond ETF	6,188,677
iShares Core 10+ Year USD Bond ETF	12,719,513
iShares Core U.S. Aggregate Bond ETF	1,591,095,355
iShares ESG Advanced Investment Grade Corporate Bond ETF	1,229,795
iShares ESG Advanced Total USD Bond Market ETF	28,347,698
iShares ESG Aware 1-5 Year USD Corporate Bond ETF	26,221,063
iShares ESG Aware U.S. Aggregate Bond ETF	61,858,536
iShares ESG Aware USD Corporate Bond ETF	38,466,047
iShares Government/Credit Bond ETF	5,025,016
iShares High Yield Systematic Bond ETF	16,666,884
iShares iBoxx $ High Yield Corporate Bond ETF	1,889,354,790
iShares iBoxx $ Investment Grade Corporate Bond ETF	1,721,281,747
iShares Intermediate Government/Credit Bond ETF	33,218,302
iShares Investment Grade Systematic Bond ETF	20,183,666
iShares MBS ETF	584,170,780
iShares National Muni Bond ETF	374,742,492
iShares New York Muni Bond ETF	7,332,102
iShares Short-Term National Muni Bond ETF	42,321,909
iShares Short Treasury Bond ETF	48,260,472
iShares USD Systematic Bond ETF	2,545,136
Excise Tax.  A Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus at least 98.2% of its capital gain net income for the 12 months ended October 31 of such year. For this purpose, however, any ordinary income or capital gain net income retained by a Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.
Taxation of U.S. Shareholders.  Dividends and other distributions by a Fund are generally treated under the Internal Revenue Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or capital gain distribution declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.
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Each Fund intends to distribute annually to its shareholders substantially all of its net tax-exempt income, investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (at a flat rate of 21%) on the amount retained. In that event, the Fund will report such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to the excess of the amount in clause (a) over the amount in clause (b). Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.
Distributions of net realized long-term capital gains, if any, that a Fund reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of a Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income. Long-term capital gains are eligible for taxation at a maximum rate of 15% or 20% for non-corporate shareholders, depending on whether their income exceeds certain threshold amounts.
If an individual receives a regular dividend qualifying for the long-term capital gain rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period, or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.
Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in shares of the Fund, and as a capital gain thereafter (if the shareholder holds shares of the Fund as capital assets). Distributions in excess of a Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. The Fund's capital loss carryovers, if any, carried from taxable years beginning before 2011 do not reduce current earnings and profits, even if such carryforwards offset current year realized gains. Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount. No deduction would be allowed to an investor for interest on indebtedness incurred or continued to purchase or carry shares of the Fund to the extent the interest deduction would relate to exempt-interest dividends received.
A 3.8% U.S. federal Medicare contribution tax is imposed on net investment income, including, but not limited to, interest, dividends, and net gain from investments, of U.S. individuals with income exceeding $200,000 (or $250,000 if married and filing jointly), and of estates and trusts.
Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Fund is the holder of record of any security on the record date for any dividends payable with respect to such security, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (i) the date such security became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the security would not be entitled to receive the declared, but unpaid, dividends); or (ii) the date the Fund acquired such security. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.
In certain situations, a Fund may, for a taxable year, defer all or a portion of its net capital loss (or if there is no net capital loss, then any net long-term or short-term capital loss) realized after October and its late-year ordinary loss (defined as the
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sum of the excess of post-October foreign currency and passive foreign investment company (“PFIC”) losses over post-October foreign currency and PFIC gains, plus the excess of post-December ordinary losses over post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.
Sales of Shares.  Upon the sale or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the shareholder’s basis in shares of the Fund. A redemption of shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends or capital gains distributions, or by an option, or contract to acquire substantially identical shares, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. The Medicare contribution tax described above will apply to the sale of Fund shares.
If a shareholder incurs a sales charge in acquiring shares of a Fund, disposes of those shares within 90 days and then, on or before January 31 of the following calendar year, acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.
Backup Withholding.  In certain cases, a Fund will be required to withhold at a 24% rate and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (i) has failed to provide a correct taxpayer identification number; (ii) is subject to backup withholding by the IRS; (iii) has failed to certify to a Fund that such shareholder is not subject to backup withholding; or (iv) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.
Sections 351 and 362.  The Trust, on behalf of each Fund, has the right to reject an order for a purchase of shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of a given Fund and if, pursuant to Sections 351 and 362 of the Internal Revenue Code, that Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If a Fund’s basis in such securities on the date of deposit was less than market value on such date, the Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to a Fund or its shareholders. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.
Tax-Exempt Interest Income.  Dividends paid by the Municipal Bond Funds that are properly reported as exempt-interest dividends will not be subject to regular federal income tax. Each Municipal Bond Fund intends to invest its assets in a manner such that dividend distributions to its shareholders will generally be exempt from U.S. federal income taxation. Dividends paid by the Fund will be exempt from federal income tax (though not necessarily exempt from state and local taxation) to the extent of the Fund’s tax-exempt interest income as long as 50% or more of the value of the Fund’s assets at the end of each quarter is invested in state, municipal and other bonds that are excluded from gross income for federal income tax purposes and as long as the Fund properly reports such dividends as exempt-interest dividends.
So long as, at the close of each quarter of the taxable year of the California Fund, at least 50% of the value of the California Fund’s total assets consists of obligations of the U.S. and of the State of California and its political subdivisions, the interest on which is exempt from California personal income tax and California corporate income tax (“CA-exempt Obligations”),
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exempt-interest dividends (i) paid by the California Fund in an amount not exceeding the interest received on such CA-exempt Obligations during the California Fund’s taxable year, and (ii) reported by the California Fund as exempt-interest dividends (in a written notice mailed to the California Fund’s shareholders) will be treated as an item of interest excludable from income for California personal income tax purposes and corporate income tax purposes. Exempt-interest dividends paid to a corporate shareholder subject to California corporate franchise tax, however, will be taxable as ordinary income for purposes of such tax. Distributions derived from interest on tax-exempt obligations issued by governmental authorities in states other than California or on other obligations or investments the interest on which is not exempt from California personal income tax or corporate income tax, and distributions to shareholders derived from short-term or long-term capital gains, will be taxed as ordinary income for California personal and corporate income tax purposes and California corporate franchise tax purposes. Interest on indebtedness incurred or continued by a shareholder of the California Fund to purchase or carry shares of the California Fund generally will not be deductible for California personal or corporate income tax purposes. It should be noted that California law deviates from the provisions of Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code, relating to regulated investment companies in certain potentially material respects.
The foregoing is a general, abbreviated summary of certain of the provisions of California law presently in effect that govern the taxation of the shareholders of the California Fund. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. Shareholders are advised to consult with their own tax advisors for more detailed information concerning California tax matters.
Individual shareholders of the iShares New York Muni Bond ETF will not be required to include in their gross income for New York State and City purposes any portion of distributions received from the Fund that are directly attributable to (i) interest earned on tax-exempt obligations issued by New York State or any political subdivision thereof (including New York City) or (ii) interest earned on obligations of U.S. possessions or territories that is exempt from state taxation pursuant to federal law, provided that the Fund qualifies as a RIC and satisfies the requirement that at least 50% of its assets at the close of each quarter of its taxable year constitute such obligations. Distributions from the Fund that are attributable to sources other than those described in the preceding sentence (including interest on obligations of other states and their political subdivisions) will generally be taxable to individual shareholders as ordinary income.
Shareholders of the iShares New York Muni Bond ETF that are subject to New York State corporation franchise tax or New York City general corporation tax will be required to include exempt-interest dividends paid by the Fund in their “entire net income” for purposes of such taxes and will be required to include their shares of the Fund in their investment capital for purposes of such taxes. If a shareholder is subject to unincorporated business taxation by New York City, income and gains distributed by the Fund will be subject to such taxation except to the extent such distributions are directly attributable to interest earned on tax-exempt obligations issued by New York State or any political subdivision thereof (including New York City). However, shareholders of the Fund will not be subject to the unincorporated business tax imposed by New York City solely by reason of their ownership of shares in the Fund. Shares of the iShares New York Muni Bond ETF will not be subject to property taxes imposed by New York State or City.
Interest on indebtedness incurred by shareholders to purchase or carry shares of New York Municipal Income generally will not be deductible for New York State personal income tax purposes.
Interest income on the Fund that is distributed to its shareholders will generally not be taxable to the Fund for purposes of New York State corporation franchise tax or New York City general corporation tax.
The foregoing is a general, abbreviated summary of certain of the provisions of the tax laws of New York State and City presently in effect as they directly govern the taxation of shareholders of the Fund. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to New York Municipal Income transactions. Shareholders are advised to consult with their own tax advisers for more detailed information concerning New York State and City matters.
Taxation of Certain Derivatives.  A Fund’s transactions in zero coupon securities, non-U.S. currencies, forward contracts, options and futures contracts (including options and futures contracts on non-U.S. currencies), to the extent permitted, will be subject to special provisions of the Internal Revenue Code (including provisions relating to “hedging transactions” and “straddles”) that, among other consequences, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed
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out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon security, non-U.S. currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.
A Fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most non-U.S. currency forward contracts traded in the interbank market and options on most security indexes, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.
As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). The cost of any payments made by the Fund on a swap transaction will be netted pro rata against both tax exempt and taxable gross income. With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. Periodic net payments that would otherwise constitute ordinary deductions but are allocable under the Internal Revenue Code to exempt-interest dividends will not be allowed as deductions but instead will reduce net tax-exempt income.
Market Discount.  Any market discount recognized on a bond, including a tax-exempt bond, is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount (“OID”). To the extent a Fund does not include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.
Non-U.S. Investments.  Income (including, in some cases, capital gains) received by certain of the Funds from investments in non-U.S. securities may be subject to withholding and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50% of a Fund’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund may elect for U.S. income tax purposes to treat non-U.S. income taxes paid by it as paid by its shareholders. A Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If a Fund were to make an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such non-U.S. taxes in computing their taxable income and then treat an amount equal to those non-U.S. taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, a Fund will report to its shareholders the amount per share of such non-U.S. income tax that must be included in each shareholder’s gross income and the amount which will be available for the deduction or credit. No deduction for non-U.S. taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for non-U.S. taxes may be claimed.
Under Section 988 of the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a non-U.S. currency and the time a Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gain or losses on non-U.S. currency, non-U.S. currency forward contracts, certain non-U.S. currency options or futures contracts and the disposition of debt securities denominated in non-U.S. currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.
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Original Issue Discount.  OID on tax-exempt bonds is recognized over the term of the bond and is tax-exempt to the holder of the bond. STRIPS are treated as newly issued debt instruments having OID. Special U.S. federal income tax rules apply to inflation-indexed bonds. Generally, all stated interest on such bonds is taken into income by a Fund under its regular method of accounting for interest income. The amount of a positive inflation adjustment, which results in an increase in the inflation-adjusted principal amount of the bond, is treated as OID. The OID is included in a Fund’s gross income ratably during the period ending with the maturity of the bond, under the general OID inclusion rules. The amount of a Fund’s OID in a taxable year with respect to a bond will increase a Fund’s taxable income for such year without a corresponding receipt of cash, until the bond matures. As a result, a Fund may need to use other sources of cash to satisfy its distributions for such year. The amount of negative inflation adjustment, which results in a decrease in the inflation-adjusted principal amount of the bond, reduces the amount of interest (including stated, interest, OID, and market discount, if any) otherwise includible in a Fund’s income with respect to the bond for the taxable year.
Reporting.  If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Other Taxes.  Dividends, distributions and redemption proceeds may also be subject to additional state, local and non-U.S. taxes depending on each shareholder’s particular situation.
Taxation of Non-U.S. Shareholders.  Dividends paid by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. Dividends paid by a Fund from net tax-exempt income or long-term capital gains are generally not subject to such withholding tax. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or IRS Form W-8BEN-E certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the U.S. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN, IRS Form W-8BEN-E or other applicable form may be subject to backup withholding at the appropriate rate.
Properly-reported dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of a Fund’s “qualified net interest income” (generally, a Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which a Fund is at least a 10% shareholder or partner, reduced by expenses that are allocable to such income); or (ii) are paid in respect of a Fund’s “qualified short-term capital gains” (generally, the excess of a Fund’s net short-term capital gain over a Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, a Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.
Special rules may apply to a foreign shareholder receiving a Fund distribution if at least 50% of the Fund's assets consist of interests in U.S. real property interests, including certain REITs and U.S. real property holding corporations (as defined in the Internal Revenue Code and Treasury regulations). Fund distributions that are attributable to gain from the disposition of a U.S. real property interest will be taxable as ordinary dividends and subject to withholding at a 30% or lower treaty rate if the foreign shareholder held no more than 5% of the Fund's shares at any time during the one-year period ending on the date of the distribution. If the foreign shareholder held more than 5% of the Fund's shares, the distribution would be treated as income effectively connected with a trade or business within the U.S. and the foreign shareholder would be subject to withholding tax at a rate of 21% and would generally be required to file a U.S. federal income tax return.
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Similar consequences would generally apply to a foreign shareholder's gain on the sale of Fund shares unless the Fund is domestically controlled (meaning that more than 50% of the value of the Fund's shares is held by U.S. shareholders) or the foreign shareholder owns no more than 5% of the Fund's shares at any time during the five-year period ending on the date of sale. Finally, a domestically controlled Fund may be required to recognize a portion of its gain on the in-kind distribution of certain U.S. real property interests. Shareholders that are nonresident aliens or foreign entities are urged to consult their own tax advisors concerning the particular tax consequences to them of an investment in the Fund.
A foreign shareholder also may be subject to certain “wash sale” rules to prevent the avoidance of the tax filing and payment obligations discussed above through the sale and repurchase of Fund shares.
Shareholders that are nonresident aliens or foreign entities are urged to consult their own tax advisors concerning the particular tax consequences to them of an investment in a Fund.
Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to: (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to: (i) enter into agreements with the IRS that state that they will provide the IRS information including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership, unless certain exceptions apply.
Shares of a Fund held by a non-U.S. shareholder at death will be considered situated within the U.S. and subject to the U.S. estate tax.
The foregoing discussion is a summary of certain material U.S. federal income tax considerations only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisors as to the tax consequences of investing in such shares, including consequences under state, local and non-U.S. tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.
Financial Statements
Each Fund's audited Financial Statements, including the Financial Highlights, appearing in the applicable Annual Report to Shareholders and the report therein of PricewaterhouseCoopers LLP, an independent registered public accounting firm, are hereby incorporated by reference in this SAI. Each Fund's Annual Report is located here1 or here2. The applicable Annual Report to Shareholders, which contains the referenced audited financial statements, is available upon request and without charge.

1
Annual Report for each of the below funds, for which JPMorgan or State Street, as applicable, serves as administrator, custodian and transfer agent:
iShares 0-3 Month Treasury Bond ETF, iShares 1-3 Year Treasury Bond ETF, iShares 3-7 Year Treasury Bond ETF, iShares 7-10 Year Treasury Bond ETF, iShares 10-20 Year Treasury Bond ETF, iShares 20+ Year Treasury Bond ETF, iShares 25+ Year Treasury STRIPS Bond ETF, iShares Agency Bond ETF, iShares California Muni Bond ETF, iShares Core 5-10 Year USD Bond ETF, iShares Core 10+ Year USD Bond ETF, iShares Government/Credit Bond ETF, iShares iBoxx $ High Yield Corporate Bond ETF, iShares iBoxx $ Investment Grade Corporate Bond ETF, iShares High Yield Systematic Bond ETF, iShares Intermediate Government/Credit Bond ETF, iShares Investment Grade Systematic Bond ETF ,iShares MBS ETF, iShares National Muni Bond ETF, iShares New York Muni Bond ETF, iShares Short-Term National Muni Bond ETF, iShares Short Treasury Bond ETF, and iShares USD Systematic Bond ETF
2
Annual Report for each of the below funds, for which JPMorgan or State Street, as applicable, serves as administrator, custodian and transfer agent:
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iShares 1-5 Year Investment Grade Corporate Bond ETF, iShares 5-10 Year Investment Grade Corporate Bond ETF, iShares 10+ Year Investment Grade Corporate Bond ETF, iShares BBB Rated Corporate Bond ETF, iShares Broad USD Investment Grade Corporate Bond ETF, iShares Core U.S. Aggregate Bond ETF, iShares ESG Advanced Investment Grade Corporate Bond ETF, iShares ESG Advanced Total USD Bond Market ETF, iShares ESG Aware 1-5 Year USD Corporate Bond ETF, iShares ESG Aware U.S. Aggregate Bond ETF, and iShares ESG Aware USD Corporate Bond ETF
Miscellaneous Information
Counsel.  Willkie Farr & Gallagher LLP, located at 787 Seventh Avenue, New York, NY 10019, is counsel to the Trust.
Independent Registered Public Accounting Firm.  PricewaterhouseCoopers LLP, located at Two Commerce Square, 2001 Market Street, Philadelphia, PA 19103, serves as the Trust's independent registered public accounting firm, audits the Funds' financial statements, and may perform other services.
Shareholder Communications to the Board.  The Board has established a process for shareholders to communicate with the Board. Shareholders may contact the Board by mail. Correspondence should be addressed to iShares Board of Trustees, c/o BlackRock Fund Advisors, iShares Fund Administration, 400 Howard Street, San Francisco, CA 94105. Shareholder communications to the Board should include the following information: (i) the name and address of the shareholder; (ii) the number of shares owned by the shareholder; (iii) the Fund(s) of which the shareholder owns shares; and (iv) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Trust and reported to the Board.
Regulation Under the Alternative Investment Fund Managers Directive.  The Alternative Investment Fund Managers Directive (“AIFMD”) imposes detailed and prescriptive obligations on fund managers established in the EU (“EU Operative Provisions”). These do not currently apply to managers established outside of the EU, such as BFA. Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of AIFMD (“AIFMD Disclosure Provisions”) if such managers market a fund to EU investors.
Where the AIFMD Disclosure Provisions relate to EU Operative Provisions that do not apply to BFA, no meaningful disclosure can be made. These EU Operative Provisions include prescriptive rules on: measuring and capping leverage in line with known European standards; the treatment of investors; the use of “depositaries”; and coverage for professional liability risks.
AIFMD imposes certain conditions on the marketing of funds, such as the Funds, to EU investors. AIFMD requires that an ‘alternative investment fund manager’ (“AIFM”) be identified to meet such conditions where such marketing is sought. For these purposes BFA, as the legal entity responsible for performing the portfolio and risk management of the Funds, shall be the AIFM.
AIFMD requires disclosure on an ongoing basis of certain information relating to the use of special arrangements, leverage, rights of reuse of collateral, guarantees granted under leverage arrangements and the use of gates, side pockets and similar liquidity management tools. Given that the Funds do not use any special arrangements or allow for collateral reuse, it is not intended that such disclosures will need to be made by the Funds. Each Fund will, however, to the extent relevant and appropriate, disclose in its annual report information on the Fund's leverage, risk profile and risk management systems employed by BFA. Each Fund will also disclose material changes, if any, to the liquidity management systems and procedures employed in respect of the Fund.
BFA has registered the following Funds for marketing to investors in the Netherlands and the U.K.:
iShares 1-5 Year Investment Grade Corporate Bond ETF
iShares 5-10 Year Investment Grade Corporate Bond ETF
BFA has registered the iShares 7-10 Year Treasury Bond ETF, iShares 20+ Year Treasury Bond ETF, iShares Core U.S. Aggregate Bond ETF, iShares iBoxx $ Investment Grade Corporate Bond ETF and iShares iBoxx $ High Yield Corporate Bond ETF for marketing to investors in Finland, the Netherlands, Sweden and the U.K.
Investors’ Rights.  Each Fund relies on the services of BFA and its other service providers, including the Distributor, administrator, custodian and transfer agent. Further information about the duties and roles of these service providers is set out in this SAI. Investors who acquire shares of a Fund are not parties to the relevant agreement with these service providers
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and do not have express contractual rights against the Fund or its service providers, except certain institutional investors that are Authorized Participants may have certain express contractual rights with respect to the Distributor under the terms of the relevant Authorized Participant Agreement. Investors may have certain legal rights under federal or state law against a Fund or its service providers. In the event that an investor considers that it may have a claim against a Fund, or against any service provider in connection with its investment in a Fund, such investor should consult its own legal advisor.
By contract, Authorized Participants irrevocably submit to the non-exclusive jurisdiction of any New York State or U.S. federal court sitting in New York City over any suit, action or proceeding arising out of or relating to the Authorized Participant Agreement. Jurisdiction over other claims, whether by investors or Authorized Participants, will turn on the facts of the particular case and the law of the jurisdiction in which the proceeding is brought.
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Appendix A - iShares ETFs Proxy Voting Policies
Open-End Fund Proxy Voting Policy
Procedures Governing Delegation of Proxy Voting to Fund Advisers
Effective Date: August 1, 2021
Last Review Date: August 25, 2023
Open-End Mutual Funds (including money market funds)
Exchange-Traded Funds
Objective and Scope
Set forth below is the Open-End Fund Proxy Voting Policy.
Policy/Document Requirements and Statements
The Boards of Trustees/Directors (“Directors”) of open-end funds (the “Funds”) advised by BlackRock Fund Advisors or BlackRock Advisors, LLC (“BlackRock”), have the responsibility for the oversight of voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate the responsibility to vote proxies to BlackRock, subject to the principles outlined in this Policy, as part of BlackRock’s authority to manage, acquire and dispose of account assets, all as contemplated by the Funds’ respective investment management agreements.
BlackRock has adopted guidelines and procedures (together and as from time to time amended, the “BlackRock proxy voting guidelines”) governing proxy voting by accounts managed by BlackRock.
BlackRock will cast votes on behalf of each of the Funds on specific proxy issues in respect of securities held by each such Fund (or may refrain from voting) in accordance with the BlackRock proxy voting guidelines.
BlackRock will report on an annual basis to the Directors on (1) a summary of the proxy voting process as applicable to the Funds in the preceding year together with a representation that all votes were in accordance with the BlackRock proxy voting guidelines, and (2) any changes to the BlackRock proxy voting guidelines that have not previously been reported.

BlackRock Investment Stewardship
Global Principles
Effective as of January 2024
BlackRock

The purpose of this document is to provide an overarching explanation of BlackRock’s approach globally to our responsibilities as a shareholder on behalf of our clients, our expectations of companies, and our commitments to clients in terms of our own governance and transparency.

Introduction to BlackRock
BlackRock’s purpose is to help more and more people experience financial well-being. We manage assets on behalf of institutional and individual clients, across a full spectrum of investment strategies, asset classes, and regions. Our client base includes pension plans, endowments, foundations, charities, official institutions, insurers, and other financial institutions, as well as individuals around the world.
Philosophy on investment stewardship
As part of our fiduciary duty to our clients, we consider it one of our responsibilities to promote sound corporate governance as an informed, engaged shareholder on their behalf. At BlackRock, this is the responsibility of the BlackRock Investment Stewardship (BIS) team.
In our experience, sound governance is critical to the success of a company, the protection of investors’ interests, and long-term financial value creation. We take a constructive, long-term approach with companies and seek to understand how they are managing the drivers of risk and financial value creation in their business models. We have observed that well-managed companies will effectively evaluate and address risks and opportunities relevant to their businesses, which supports durable, long-term financial value creation. As one of many minority shareholders, BlackRock cannot – and does not try to – direct a company’s strategy or its implementation.
Shareholder rights
We believe that there are certain fundamental rights attached to shareholding. Shareholders should have the right to:
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Elect, remove, and nominate directors, approve the appointment of the auditor, and amend the corporate charter or by-laws.
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Vote on key board decisions that are material to the protection of their investment, including but not limited to, changes to the purpose of the business, dilution levels and pre-emptive rights, and the distribution of income and capital structure.
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Access sufficient and timely information on material governance, strategic, and business matters to make informed decisions.
In our view, shareholder voting rights should be proportionate to economic ownership—the principle of “one share, one vote” helps to achieve this balance.
Consistent with these shareholder rights, BlackRock monitors and provides feedback to companies in our role as stewards of our clients’ assets. Investment stewardship is how we use our voice as an investor to promote sound corporate governance and business practices that support the ability of companies to deliver long-term financial performance for our clients. We do this through engagement with companies, proxy voting on behalf of those clients who have given us authority, and participating in market-level dialogue to improve corporate governance standards.
Engagement is an important mechanism for providing feedback on company practices and disclosures, particularly where our observations indicate that they could be enhanced to support a company’s ability to deliver financial performance. Similarly, it provides us with an opportunity to hear directly from company boards and management on how they believe their actions are aligned with the long-term economic interests of shareholders. Engagement with companies may also inform our proxy voting decisions.
As a fiduciary, we vote in the long-term economic interests of our clients. Generally, we support the recommendations of the board of directors and management. However, there may be instances where we vote against the election of directors or other management proposals, or support shareholder proposals. For instance, we may vote against management recommendations where we are concerned that the board may not be acting in the long-term economic interests of shareholders, or disclosures do not provide sufficient information to assess how material, strategic risks and opportunities are being managed. Our regional proxy voting guidelines are informed by our market-specific approach and standards of corporate governance best practices.
Key Themes
While accepted standards and norms of corporate governance can differ between markets, in our experience, there are certain globally-applicable fundamental elements of governance that contribute to a company’s ability to create long-term financial value for shareholders. These global themes are set out in this overarching set of principles (the “Principles”), which are anchored in transparency and accountability. At a minimum, it is our view that companies should observe the accepted corporate governance standards in their domestic market and we ask that, if they do not, they explain how their approach better supports durable, long-term financial value creation.
These Principles cover seven key subjects:
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Boards and directors
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Auditors and audit-related issues
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Capital structure, mergers, asset sales, and other special transactions
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Executive compensation
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Material sustainability-related risks and opportunities
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Other corporate governance matters and shareholder protections
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Shareholder proposals
Our regional and market-specific voting guidelines explain how these Principles inform our voting decisions in relation to common ballot items for shareholder meetings in those markets. Alongside the Principles and regional voting guidelines, BIS publishes our engagement priorities which reflect the five themes on which we most frequently engage companies, where they are relevant, as these can be a source of material business risk or opportunity. Collectively, these BIS policies set out the core elements of corporate governance that guide our investment stewardship efforts globally and within each market, including when engaging with companies and voting at shareholder meetings. The BIS policies are applied on a case-by-case basis, taking into consideration the context within which a company is operating.
Boards and directors
We believe that an effective and well-functioning board that has appropriate governance structures to facilitate oversight of a company's management and strategic initiatives is critical to the long-term financial success of a company and the protection of shareholders’ economic interests. In our view, a strong board can be a competitive advantage to a company, providing valuable oversight of and perspectives to management on the most important decisions in support of long-term financial performance. As part of their responsibilities, board members have a fiduciary duty to shareholders to oversee the strategic direction, operations, and risk management of a company. For this reason, BIS sees engagement with and the election of directors as one of our most important responsibilities. Disclosure of material risks that may affect a company’s long-term strategy and financial value creation, including material sustainability-related factors when relevant, is essential for shareholders to appropriately understand and assess how effectively management is identifying, managing, and mitigating such risks.
The board should establish and maintain a framework of robust and effective governance mechanisms to support its oversight of the company’s strategy and operations consistent with the long-term economic interests of investors. There should be clear descriptions of the role of the board and the committees of the board and how directors engage with and oversee management. We look to the board to articulate the effectiveness of these mechanisms in overseeing the management of business risks and opportunities and the fulfillment of the company’s purpose and strategy.
Where a company has not adequately disclosed and demonstrated that its board has fulfilled these corporate governance and risk oversight responsibilities, we will consider voting against the election of directors who, on our assessment, have particular responsibility for the issues. We assess director performance on a case-by-case basis and in light of each company’s circumstances, taking into consideration their governance, business practices that support durable, long-term financial value creation, and performance. Set out below are ways in which boards and directors can demonstrate a commitment to acting in the long-term economic interests of all shareholders.
Regular accountability through director elections
It is our view that directors should stand for election on a regular basis, ideally annually. In our experience, annual director elections allow shareholders to reaffirm their support for board members and/or hold them accountable for their decisions in a timely manner. When board members are not elected annually, in our experience, it is good practice for boards to have a rotation policy to ensure that, through a board cycle, all directors have had their appointment re-confirmed, with a proportion of directors being put forward for election at each annual general meeting.
Effective board composition
Regular director elections also give boards the opportunity to adjust their composition in an orderly way to reflect developments in the company’s strategy and the market environment. In our view, it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking, while supporting both continuity and appropriate succession planning. We consider the average overall tenure of the board, and seek a balance between the knowledge and experience of longer-serving directors and the fresh perspectives of directors who joined more recently. We encourage companies to regularly review the effectiveness of their board (including its size), and assess directors nominated for election in the context of the composition of the board as a whole. In our view, the company’s assessment should consider a number of factors, including each director’s independence and time commitments, as well as the diversity and relevance of director experiences and skillsets, and how these factors may contribute to the financial performance of the company.
Similarly, there should be a sufficient number of independent directors, free from conflicts of interest or undue influence from connected parties, to ensure objectivity in the decision-making of the board and its ability to oversee management. Common impediments to independence may include but are not limited to:
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Current or recent employment at the company or a subsidiary
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Being, or representing, a shareholder with a substantial shareholding in the company
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Interlocking directorships
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Having any other interest, business, or other relationship which could, or could reasonably be perceived to, materially interfere with a director’s ability to act in the best interests of the company and shareholders.
In our experience, boards are most effective at overseeing and advising management when there is a senior, independent board leader. This director may chair the board, or, where the chair is also the CEO (or is otherwise not independent), be designated as a lead independent director. The role of this director is to enhance the effectiveness of the independent members of the board through shaping the agenda, ensuring adequate information is provided to the board, and encouraging independent director participation in board deliberations. The lead independent director or another appropriate director should be available to meet with shareholders in those situations where an independent director is best placed to explain and contextualize a company’s approach.
There are matters for which the board has responsibility that may involve a conflict of interest for executives or for affiliated directors, or require additional focus. It is our view that objective oversight of such matters is best achieved when the board forms committees comprised entirely of independent directors. In many markets, these committees of the board specialize in audit, director nominations, and compensation matters. An ad hoc committee might also be formed to decide on a special transaction, particularly one involving a related party, or to investigate a significant adverse event.
When nominating directors to the board, we look to companies to provide sufficient information on the individual candidates so that shareholders can assess the capabilities and suitability of each individual nominee and their fit within overall board composition. These disclosures should give an understanding of how the collective experience and expertise of the board, as well as the particular skill-sets of individual directors, aligns with the company’s long-term strategy and business model. Highly qualified, engaged directors with professional characteristics relevant to a company’s business and strategy enhance the ability of the board to add value and be the voice of shareholders in board discussions.
It is in this context that we are interested in diversity in the board room. We see it as a means to promoting diversity of thought and avoiding “group think” when the board advises and oversees management. This position is based on our view that diversity of perspective and thought – in the board room, in the management team, and throughout the company – leads to better long-term economic outcomes for companies. Academic research has revealed correlations between specific dimensions of diversity and effects on decision-making processes and outcomes.1 In our experience, greater diversity in the board room can contribute to more robust discussions and more innovative and resilient decisions. Over time, greater diversity in the board room can also promote greater diversity and resilience in the leadership team, and the workforce more broadly. That diversity can enable companies to develop businesses that better address the needs of the customers and communities they serve.
We ask boards to disclose how diversity is considered in board composition, including professional characteristics, such as a director’s industry experience, specialist areas of expertise and geographic location; as well as demographic characteristics such as gender, race/ethnicity, and age.
We look to understand a board’s diversity in the context of a company’s domicile, market capitalization, business model, and strategy. Increasingly, we see the most effective boards nominating directors from diverse backgrounds which helps ensure boards can more effectively understand the company's customers, employees, and communities. We note that in many markets, policymakers have set board gender diversity goals which we may discuss with companies, particularly if there is a

1
For a discussion on the different impacts of diversity see: McKinsey, “Diversity Wins: How Inclusion Matters,” May 2022; Harvard Business Review, “Diverse Teams Feel Less Comfortable – and That’s Why They Perform Better,” September 2016; “Do Diverse Directors Influence DEI Outcomes,” September 2022.

risk their board composition may be misaligned. Self-identified board demographic diversity can usefully be disclosed in aggregate, consistent with local law. We encourage boards to aspire to meaningful diversity of membership, while recognizing that building a strong, diverse board can take time.
Sufficient capacity
As the role and expectations of a director are increasingly demanding, directors must be able to commit an appropriate amount of time to board and committee matters. It is important that directors have the capacity to meet all of their responsibilities - including when there are unforeseen events – and therefore, they should not take on an excessive number of roles that would impair their ability to fulfill their duties.
Auditors and audit-related issues
BlackRock recognizes the critical importance of financial statements, which should provide a true and fair picture of a company’s financial condition. Accordingly, the assumptions made by management and reviewed by the auditor in preparing the financial statements should be reasonable and justified.
The accuracy of financial statements, inclusive of financial and non-financial information as required or permitted under market-specific accounting rules, is of paramount importance to BlackRock. Investors increasingly recognize that a broader range of risks and opportunities have the potential to materially impact financial performance. Over time, we anticipate investors and other users of company reporting will increasingly seek to understand and scrutinize the assumptions underlying financial statements, particularly those that pertain to the impact of the transition to a low-carbon economy on a company’s business model and asset mix. We recognize that this is an area of evolving practice and note that international standards setters, such as the International Financial Reporting Standards (IFRS) Board and the International Auditing and Assurance Standards Board (IAASB), continue to develop their guidance to companies.2
In this context, audit committees, or equivalent, play a vital role in a company’s financial reporting system by providing independent oversight of the accounts, material financial and, where appropriate to the jurisdiction, non-financial information and internal control frameworks. Moreover, in the absence of a dedicated risk committee, these committees can provide oversight of Enterprise Risk Management systems.3 In our view, effective audit committee oversight strengthens the quality and reliability of a company’s financial statements and provides an important level of reassurance to shareholders.
We hold members of the audit committee or equivalent responsible for overseeing the management of the audit function. Audit committees or equivalent should have clearly articulated charters that set out their responsibilities and have a rotation plan in place that allows for a periodic refreshment of the committee membership to introduce fresh perspectives to audit oversight. We recognize that audit committees will rely on management, internal audit, and the independent auditor in fulfilling their responsibilities but look to committee members to demonstrate they have relevant expertise to monitor and oversee the audit process and related activities.
We take particular note of unexplained changes in reporting methodology, cases involving significant financial restatements, or ad hoc notifications of material financial weakness. In this respect, audit committees should provide timely disclosure on the remediation of Key and Critical Audit Matters identified either by the external auditor or internal audit function.
The integrity of financial statements depends on the auditor being free of any impediments to being an effective check on management. To that end, it is important that auditors are, and are seen to be, independent. Where an audit firm provides services to the company in addition to the audit, the fees earned should be disclosed and explained. Audit committees should have in place a procedure for assessing annually the independence of the auditor and the quality of the external audit process.
Comprehensive disclosure provides investors with a sense of the company’s long-term operational risk management practices and, more broadly, the quality of the board’s oversight. The audit or risk committee, should periodically review the company’s risk assessment and risk management policies and the significant risks and exposures identified by management, the internal auditors or the independent auditors and management’s steps to address them. In the absence of detailed disclosures, we may reasonably conclude that companies are not adequately managing risk.

2
IFRS, “IFRS S1 General Requirements for Disclosure of Sustainability-related Financial Information”, June 2023, and IAASB, “IAASB Launches Public Consultation on Landmark Proposed Global Sustainability Assurance Standard”, August 2023.
3
Enterprise risk management is a process, effected by the entity’s board of directors, management, and other personnel, applied in strategy setting and across the enterprise, designed to identify potential events that may affect the entity, and manage risk to be within the risk appetite, to provide reasonable assurance regarding the achievement of objectives. (Committee of Sponsoring Organizations of the Treadway Commission (COSO), Enterprise Risk Management — Integrated Framework, September 2004, New York, NY, updated in 2017. Please see: https://www.coso.org/SitePages/Home.aspx).

Capital structure, mergers, asset sales, and other special transactions
The capital structure of a company is critical to shareholders as it impacts the value of their investment and the priority of their interest in the company relative to that of other equity or debt investors. Pre-emptive rights are a key protection for shareholders against the dilution of their interests.
Effective voting rights are basic rights of share ownership and a core principle of effective governance. Shareholders, as the residual claimants, have the strongest interest in protecting the financial value of the company, and voting rights should match economic exposure, i.e. one share, one vote.
In principle, we disagree with the creation of a share class with equivalent economic exposure and preferential, differentiated voting rights. In our view, this structure violates the fundamental corporate governance principle of proportionality and results in a concentration of power in the hands of a few shareholders, thus disenfranchising other shareholders and amplifying any potential conflicts of interest. However, we recognize that in certain markets, at least for a period of time, companies may have a valid argument for listing dual classes of shares with differentiated voting rights. In our view, such companies should review these share class structures on a regular basis or as company circumstances change. Additionally, they should seek shareholder approval of their capital structure on a periodic basis via a management proposal at the company’s shareholder meeting. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders.
In assessing mergers, asset sales, or other special transactions, BlackRock’s primary consideration is the long-term economic interests of our clients as shareholders. Boards proposing a transaction should clearly explain the economic and strategic rationale behind it. We will review a proposed transaction to determine the degree to which it can enhance long-term shareholder value. We find long-term investors like our clients typically benefit when proposed transactions have the unanimous support of the board and have been negotiated at arm’s length. We may seek reassurance from the board that the financial interests of executives and/or board members in a given transaction have not adversely affected their ability to place shareholders’ interests before their own. Where the transaction involves related parties, the recommendation to support should come from the independent directors, a best practice in most markets, and ideally, the terms should have been assessed through an independent appraisal process. In addition, it is good practice that it be approved by a separate vote of the non-conflicted parties.
As a matter of sound governance practice, shareholders should have a right to dispose of company shares in the open market without unnecessary restriction. In our view, corporate mechanisms designed to limit shareholders’ ability to sell their shares are contrary to basic property rights. Such mechanisms can serve to protect and entrench interests other than those of the shareholders. In our view, shareholders are broadly capable of making decisions in their own best interests. We encourage any so-called “shareholder rights plans” proposed by a board to be subject to shareholder approval upon introduction and periodically thereafter.
Executive compensation
In most markets, one of the most important roles for a company’s board of directors is to put in place a compensation structure that incentivizes and rewards executives appropriately. There should be a clear link between variable pay and operational and financial performance. Performance metrics should be stretching and aligned with a company’s strategy and business model. BIS does not have a position on the use of sustainability-related criteria in compensation structures, but in our view, where companies choose to include these components, they should be adequately disclosed, material to the company’s strategy, and as rigorous as other financial or operational targets. Long-term incentive plans should encompass timeframes that 1) are distinct from annual executive compensation structures and metrics, and 2) encourage the delivery of strong financial results over a period of years. Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their employment. Finally, pension contributions and other deferred compensation arrangements should be reasonable, in light of market practices.
We are not supportive of one-off or special bonuses unrelated to company or individual performance. Where discretion has been used by the compensation committee or its equivalent, we expect disclosure relating to how and why the discretion was used, and how the adjusted outcome is aligned with the interests of shareholders. We acknowledge that the use of peer group evaluation by compensation committees can help ensure competitive pay; however, we are concerned when the rationale for increases in total compensation at a company is solely based on peer benchmarking, rather than a rigorous measure of outperformance. We encourage companies to clearly explain how compensation outcomes have rewarded performance.

We encourage boards to consider building clawback provisions into incentive plans such that companies could clawback compensation or require executives to forgo awards when compensation was based on faulty financial statements or deceptive business practices. We also favor recoupment from or the foregoing of the grant of any awards by any senior executive whose behavior caused material financial harm to shareholders, material reputational risk to the company, or resulted in a criminal investigation, even if such actions did not ultimately result in a material restatement of past results.
Non-executive directors should be compensated in a manner that is commensurate with the time and effort expended in fulfilling their professional responsibilities. Additionally, these compensation arrangements should not risk compromising directors’ independence or aligning their interests too closely with those of the management, whom they are charged with overseeing.
We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures. BIS may signal concerns through not supporting management’s proposals to approve compensation, where they are on the agenda. We may also vote against members of the compensation committee or equivalent board members for poor compensation practices or structures.
Material sustainability-related risks and opportunities
It is our view that well-managed companies will effectively evaluate and manage material sustainability-related risks and opportunities relevant to their businesses. As with all risks and opportunities in a company's business model, appropriate oversight of material sustainability considerations is a core component of having an effective governance framework, which supports durable, long-term financial value creation.
Robust disclosure is essential for investors to effectively evaluate companies’ strategy and business practices related to material sustainability-related risks and opportunities. Long-term investors like our clients can benefit when companies demonstrate that they have a resilient business model through disclosures that cover governance, strategy, risk management, and metrics and targets, including industry-specific metrics. The International Sustainability Standards Board (ISSB) standards, IFRS S1 and S2,4 provide companies with a useful guide to preparing this disclosure. The standards build on the Task Force on Climate-related Financial Disclosures (TCFD) framework and the standards and metrics developed by the Sustainability Accounting Standards Board (SASB), which have converged under the ISSB. We recognize that companies may phase in reporting aligned with the ISSB standards over several years. We also recognize that some companies may report using different standards, which may be required by regulation, or one of a number of voluntary standards. In such cases, we ask that companies highlight the metrics that are industry- or company-specific.
We note that climate and other sustainability-related disclosures often require companies to collect and aggregate data from various internal and external sources. We recognize that the practical realities of data collection and reporting may not line up with financial reporting cycles and companies may require additional time after their fiscal year-end to accurately collect, analyze, and report this data to investors.
That said, to give investors time to assess the data, we encourage companies to produce climate and other sustainability-related disclosures sufficiently in advance of their annual meeting, to the best of their abilities.
Companies may also choose to adopt or refer to guidance on sustainable and responsible business conduct issued by supranational organizations such as the United Nations or the Organization for Economic Cooperation and Development. Further, industry initiatives on managing specific operational risks may provide useful guidance to companies on best practices and disclosures. We find it helpful to our understanding of investment risk when companies disclose any relevant global climate and other sustainability-related standards adopted, the industry initiatives in which they participate, any peer group benchmarking undertaken, and any assurance processes to help investors understand their approach to sustainable and responsible business practices. We will express any concerns through our voting where a company’s actions or disclosures do not seem adequate in light of the materiality of the business risks.
Climate and nature-related risk
While companies in various sectors and geographies may be affected differently by climate-related risks and opportunities, the low-carbon transition is an investment factor that can be material for many companies and economies around the globe.

4
The objective of IFRS S1 General Requirements for Disclosure of Sustainability-related Financial Information is to require an entity to disclose information about its sustainability-related risks and opportunities that is useful to primary users of general-purpose financial reports in making decisions relating to providing resources to the entity. The objective of IFRS S2 Climate-related Disclosures is to require an entity to disclose information about its climate-related risks and opportunities that is useful to primary users of general-purpose financial reports in making decisions relating to providing resources to the entity.

We seek to understand, from company disclosures and engagement, the strategies companies have in place to manage material risks to, and opportunities for, their long-term business model associated with a range of climate-related scenarios, including a scenario in which global warming is limited to well below 2°C, considering global ambitions to achieve a limit of 1.5°C. As one of many shareholders, and typically a minority one, BlackRock does not tell companies what to do. It is the role of the board and management to set and implement a company's long-term strategy to deliver long-term financial returns.
Our research shows that the low-carbon transition is a structural shift in the global economy that will be shaped by changes in government policies, technology, and consumer preferences, which may be material for many companies.5 Yet the path to a low-carbon economy is deeply uncertain and uneven, with different parts of the economy moving at different speeds. BIS recognizes that it can be challenging for companies to predict the impact of climate-related risk and opportunity on their businesses and operating environments. Many companies are assessing how to navigate the low-carbon transition while delivering long-term value to investors. In this context, we encourage companies to publicly disclose, consistent with their business model and sector, how they intend to deliver long-term financial performance through the transition to a low-carbon economy. Where available, we appreciate companies publishing their transition plan.6
Consistent with the ISSB standards, we are better able to assess preparedness for the low-carbon transition when companies disclose short-, medium- and long-term targets, ideally science-based where these are available for their sector, for scope 1 and 2 greenhouse gas emissions (GHG) reductions and to demonstrate how their targets are consistent with the long-term financial interests of their investors.
While we recognize that regulators in some markets are moving to mandate certain disclosures, at this stage, we view scope 3 emissions differently from scopes 1 and 2, given methodological complexity, regulatory uncertainty, concerns about double-counting, and lack of direct control by companies. We welcome disclosures and commitments companies choose to make regarding scope 3 emissions and recognize these are provided on a good-faith basis as methodology develops. Our publicly available commentary provides more information on our approach to climate-related risks and opportunities.
In addition to climate-related risks and opportunities, the management of nature-related factors is increasingly a component of some companies’ ability to generate durable, long-term financial returns for shareholders, particularly where a company’s strategy is heavily reliant on the availability of natural capital, or whose supply chains are exposed to locations with nature-related risks. We look for such companies to disclose how they manage any reliance and impact on, as well as use of, natural capital, including appropriate risk oversight and relevant metrics and targets, to understand how these factors are integrated into strategy. We will evaluate these disclosures to inform our view of how a company is managing material nature-related risks and opportunities, as well as in our assessment of relevant shareholder proposals. Our publicly available commentary provides more information on our approach to natural capital.7
Key stakeholder interests
In order to advance long-term shareholders’ interests, companies should consider the interests of the various parties on whom they depend for their success over time. It is for each company to determine their key stakeholders based on what is material to their business and long-term financial performance. For many companies, key stakeholders include employees, business partners (such as suppliers and distributors), clients and consumers, regulators, and the communities in which they operate.
As a long-term shareholder on behalf of our clients, we find it helpful when companies disclose how they have identified their key stakeholders and considered their interests in business decision-making. In addition to understanding broader stakeholder relationships, BIS finds it helpful when companies consider the needs of their workforce today, and the skills required for their future business strategy. We are also interested to understand the role of the board, which is well positioned to ensure that the approach taken is informed by and aligns with the company’s strategy and purpose.

5
BlackRock Investment Institute, “Tracking the low-carbon transition”, July 2023.
6
We have observed that more companies are developing such plans, and public policy makers in a number of markets are signaling their intentions to require them. We view transition plans (TPs) as a method for a company to both internally assess and externally communicate long-term strategy, ambition, objectives, and actions to create financial value through the global transition towards a low-carbon economy. While many initiatives across jurisdictions outline a framework for TPs, there is no consensus on the key elements these plans should contain. We view useful disclosure as that which communicates a company’s approach to managing financially material, business relevant risks and opportunities – including climate-related risks – to deliver long-term financial performance, thus enabling investors to make more informed decisions.
7
Given the growing awareness of the materiality of these issues for certain businesses, enhanced reporting on a company's natural capital dependencies and impacts would aid investors’ understanding. In our view, the final recommendations of the Taskforce on Nature-related Financial Disclosures may prove useful to some companies. We recognize that some companies may report using different standards, which may be required by regulation, or one of a number of other private sector standards.

Companies should articulate how they address material adverse impacts that could arise from their business practices and affect critical relationships with their stakeholders. We encourage companies to implement, to the extent appropriate, monitoring processes (often referred to as due diligence) to identify and mitigate potential adverse impacts and grievance mechanisms to remediate any actual adverse material impacts. In our view, maintaining trust within these relationships can contribute to a company’s long-term success.
Other corporate governance matters and shareholder protections
In our view, shareholders have a right to material and timely information on the financial performance and viability of the companies in which they invest. In addition, companies should publish information on the governance structures in place and the rights of shareholders to influence these structures. The reporting and disclosure provided by companies help shareholders assess the effectiveness of the board’s oversight of management and whether investors’ economic interests have been protected. We believe shareholders should have the right to vote on key corporate governance matters, including changes to governance mechanisms, to submit proposals to the shareholders’ meeting, and to call special meetings of shareholders.
Corporate form
In our view, it is the responsibility of the board to determine the corporate form that is most appropriate given the company’s purpose and business model.8 Companies proposing to change their corporate form to a public benefit corporation or similar entity should put it to a shareholder vote if not already required to do so under applicable law. Supporting documentation from companies or shareholder proponents proposing to alter the corporate form should clearly articulate how the interests of shareholders and different stakeholders would be impacted as well as the accountability and voting mechanisms that would be available to shareholders. As a fiduciary on behalf of clients, we generally support management proposals if our analysis indicates that shareholders’ economic interests are adequately protected. Relevant shareholder proposals are evaluated on a case-by-case basis.
Shareholder proposals
In most markets in which BlackRock invests on behalf of clients, shareholders have the right to submit proposals to be voted on by shareholders at a company’s annual or extraordinary meeting, as long as eligibility and procedural requirements are met. The matters that we see put forward by shareholders address a wide range of topics, including governance reforms, capital management, and improvements in the management or disclosure of sustainability-related risks.
BlackRock is subject to legal and regulatory requirements in the U.S. that place restrictions and limitations on how BlackRock can interact with the companies in which we invest on behalf of our clients, including our ability to submit shareholder proposals. We can vote, on behalf of clients who authorize us to do so, on proposals put forth by others.
When assessing shareholder proposals, we evaluate each proposal on its merit, with a singular focus on its implications for long-term financial value creation by that company. We believe it is helpful for companies to disclose the names of the proponent or organization that has submitted or advised on the proposal. We consider the business and economic relevance of the issue raised, as well as its materiality and the urgency with which our experience indicates it should be addressed. We would not support proposals that we believe would result in over-reaching into the basic business decisions of the company. We take into consideration the legal effect of the proposal, as shareholder proposals may be advisory or legally binding depending on the jurisdiction, while others may make requests that would be deemed illegal in a given jurisdiction.
Where a proposal is focused on a material business risk that we agree needs to be addressed and the intended outcome is consistent with long-term financial value creation, we will look to the board and management to demonstrate that the company has met the intent of the request made in the shareholder proposal. Where our analysis and/or engagement indicate an opportunity for improvement in the company’s approach to the issue, we may support shareholder proposals that are reasonable and not unduly prescriptive or constraining on management.
We recognize that some shareholder proposals bundle topics and/or specific requests and include supporting statements that explain the reasoning or objectives of the proponent. In voting on behalf of clients, we do not submit or edit proposals or the supporting statements – we must vote yes or no on the proposal as phrased by the proponent. Therefore, when we vote in support of a proposal, we are not necessarily endorsing every element of the proposal or the reasoning, objectives, or supporting statement of the proponent. We may support a proposal for different reasons from those put forth by the proponent, when we believe that, overall, it can advance our clients' long-term financial interests. We would normally explain to the company our rationale for supporting such proposals.

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Corporate form refers to the legal structure by which a business is organized.

Alternatively, or in addition, we may vote against the election of one or more directors if, in our assessment, the board has not responded sufficiently or with an appropriate sense of urgency. We may also support a proposal if management is on track, but we believe that voting in favor might accelerate efforts to address a material risk.
BlackRock’s oversight of its investment stewardship activities
Oversight
BlackRock maintains three regional advisory committees (Stewardship Advisory Committees) for a) the Americas; b) Europe, the Middle East and Africa; and c) Asia-Pacific, generally consisting of senior BlackRock investment professionals and/or senior employees with practical boardroom experience. The regional Stewardship Advisory Committees review and advise on amendments to BIS regional proxy voting guidelines (the Guidelines) covering markets within each respective region. The advisory committees do not determine voting decisions, which are the responsibility of BIS.
In addition to the regional Stewardship Advisory Committees, the Investment Stewardship Global Oversight Committee (Global Oversight Committee) is a risk-focused committee, comprised of senior representatives from various BlackRock investment teams, a senior legal representative, the Global Head of Investment Stewardship (Global Head), and other senior executives with relevant experience and team oversight. The Global Committee does not determine voting decisions, which are the responsibility of BIS.
The Global Head has primary oversight of the activities of BIS, including voting in accordance with the Guidelines, which require the application of professional judgment and consideration of each company’s unique circumstances. The Global Committee reviews and approves amendments to these Principles. The Global Committee also reviews and approves amendments to the regional Guidelines, as proposed by the regional Stewardship Advisory Committees.
In addition, the Global Committee receives and reviews periodic reports regarding the votes cast by BIS, as well as updates on material process issues, procedural changes, and other risk oversight considerations. The Global Committee reviews these reports in an oversight capacity as informed by the Guidelines.
BIS carries out engagement with companies, executes proxy votes, and conducts vote operations (including maintaining records of votes cast) in a manner consistent with the relevant Guidelines. BIS also conducts research on corporate governance issues and participates in industry discussions to contribute to and keep abreast of important developments in the corporate governance field. BIS may utilize third parties for certain of the foregoing activities and performs oversight of those third parties. BIS may raise complicated or particularly controversial matters for internal discussion with the relevant investment teams and governance specialists for discussion and guidance prior to making a voting decision.
Vote execution
BlackRock votes on proxy issues when our clients authorize us to do so. When BlackRock has been authorized to vote on behalf of our clients, we carefully consider proxies submitted to funds and other fiduciary account(s) (Fund or Funds) for which we have voting authority. BlackRock votes (or refrains from voting) proxies for each Fund for which we have voting authority based on our evaluation of the alignment of the voting items with the long-term economic interests of our clients, in the exercise of our independent business judgment, and without regard to the relationship of the issuer of the proxy (or any shareholder proponent or dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates, or BlackRock employees (see “Conflicts management policies and procedures,” below).
When exercising voting rights, BIS will normally vote on specific proxy issues in accordance with the Guidelines for the relevant market, as well as the Global Principles. The Guidelines are reviewed annually and are amended consistent with changes in the local market practice, as developments in corporate governance occur, or as otherwise deemed advisable by the applicable Stewardship Advisory Committees. BIS analysts may, in the exercise of their professional judgment, conclude that the Guidelines do not cover the specific matter upon which a proxy vote is required or that an exception to the Guidelines would be in the long-term economic interests of BlackRock’s clients.
In the uncommon circumstance of there being a vote with respect to fixed income securities or the securities of privately held issuers, the decision generally will be made by a Fund's portfolio managers and/or BIS based on an assessment of the particular transactions or other matters at issue.
In certain markets, proxy voting involves logistical issues which can affect BIS’ ability to vote such proxies, as well as the desirability of voting such proxies. These issues include, but are not limited to: i) untimely notice of shareholder meetings; ii) restrictions on a foreigner’s ability to exercise votes; iii) requirements to vote proxies in person; iv) “share-blocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); v) potential difficulties in translating the proxy; vi) regulatory constraints; and vii) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions. We are not supportive of impediments to the exercise of voting rights such as share-blocking or overly burdensome administrative requirements.
As a consequence, BlackRock votes proxies in these situations on a “best-efforts” basis. In addition, BIS may determine that it is generally in the interests of BlackRock’s clients not to vote proxies (or not to vote our full allocation) if the costs (including but not limited to opportunity costs associated with share-blocking constraints) associated with exercising a vote are expected to outweigh the benefit the client would derive by voting on the proposal.
Active portfolio managers have full discretion to vote the shares in the Funds they manage based on their analysis of the economic impact of a particular ballot item on their investors. Portfolio managers may, from time to time, reach differing views on how to maximize economic value with respect to a particular investment. Therefore, portfolio managers may, and sometimes do, vote shares in the Funds under their management differently from BIS or from one another. However, because BlackRock’s clients are mostly long-term investors with long-term economic goals, ballots are generally cast in a uniform manner.
Voting Choice
BlackRock offers a Voting Choice program, which provides eligible clients with more opportunities to participate in the proxy voting process where legally and operationally viable. BlackRock Voting Choice aims to make proxy voting easier and more accessible for eligible clients.
Voting Choice is currently available for eligible clients invested in certain institutional pooled funds in the U.S., UK, Ireland, and Canada that utilize equity index investment strategies, as well as eligible clients in certain institutional pooled funds in the U.S., UK, and Canada that use systematic active equity (SAE) strategies. Currently, this includes over 650 pooled investment funds, including equity index funds and SAE investment funds. In addition, institutional clients in separately managed accounts (SMAs) continue to be eligible for BlackRock Voting Choice regardless of their investment strategies.9
As a result, the shares attributed to BlackRock in company share registers may be voted differently depending on whether our clients have authorized BIS to vote on their behalf, have authorized BIS to vote in accordance with a third-party policy, or have elected to vote shares in accordance with their own policy. Agreements with our clients to allow them greater control over their voting, including which policies they have selected, will be treated confidentially consistent with our treatment of similar client agreements.
Conflicts management policies and procedures
BIS maintains policies and procedures that seek to prevent undue influence on BlackRock’s proxy voting activity. Such influence might stem from any relationship between the investee company (or any shareholder proponent or dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates, or BlackRock employees. The following are examples of sources of perceived or potential conflicts of interest:
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BlackRock clients who may be issuers of securities or proponents of shareholder resolutions
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BlackRock business partners or third parties who may be issuers of securities or proponents of shareholder resolutions
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BlackRock employees who may sit on the boards of public companies held in Funds managed by BlackRock
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Significant BlackRock, Inc. investors who may be issuers of securities held in Funds managed by BlackRock
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Securities of BlackRock, Inc. or BlackRock investment funds held in Funds managed by BlackRock
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BlackRock, Inc. board members who serve as senior executives or directors of public companies held in Funds managed by BlackRock
BlackRock has taken certain steps to mitigate perceived or potential conflicts including, but not limited to, the following:
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Adopted the Guidelines which are designed to advance our clients’ long-term economic interests in the companies in which BlackRock invests on their behalf
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Established a reporting structure that separates BIS from employees with sales, vendor management, or business partnership roles. In addition, BlackRock seeks to ensure that all engagements with corporate issuers, dissident shareholders or shareholder proponents are managed consistently and without regard to BlackRock’s relationship with such parties. Clients or business partners are not given special treatment or differentiated access to BIS. BIS prioritizes engagements based on factors including, but not limited to, our need for additional information to make a voting

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Read more about BlackRock Voting Choice on our website.

decision or our view on the likelihood that an engagement could lead to positive outcome(s) over time for the economic value of the company. Within the normal course of business, BIS may engage directly with BlackRock clients, business partners and/or third parties, and/or with employees with sales, vendor management, or business partnership roles, in discussions regarding our approach to stewardship, general corporate governance matters, client reporting needs, and/or to otherwise ensure that proxy-related client service levels are met
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Determined to engage, in certain instances, an independent third-party voting service provider to make proxy voting recommendations as a further safeguard to avoid potential conflicts of interest, to satisfy regulatory compliance requirements, or as may be otherwise required by applicable law. In such circumstances, the independent third-party voting service provider provides BlackRock with recommendations, in accordance with the Guidelines, as to how to vote such proxies. BlackRock uses an independent third-party voting service provider to make proxy voting recommendations for shares of BlackRock, Inc. and companies affiliated with BlackRock, Inc. BlackRock may also use an independent third-party voting service provider to make proxy voting recommendations for:
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public companies that include BlackRock employees on their boards of directors
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public companies of which a BlackRock, Inc. board member serves as a senior executive or a member of the board of directors
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public companies that are the subject of certain transactions involving BlackRock Funds
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public companies that are joint venture partners with BlackRock, and
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public companies when legal or regulatory requirements compel BlackRock to use an independent third-party voting service provider
In selecting an independent third-party voting service provider, we assess several characteristics, including but not limited to: independence, an ability to analyze proxy issues and make recommendations in the economic interest of our clients in accordance with the Guidelines, reputation for reliability and integrity, and operational capacity to accurately deliver the assigned recommendations in a timely manner. We may engage more than one independent third-party voting service provider, in part to mitigate potential or perceived conflicts of interest at a single voting service provider. The Global Committee appoints and reviews the performance of the independent third-party voting service providers, generally on an annual basis.
Securities lending
When so authorized, BlackRock acts as a securities lending agent on behalf of Funds. Securities lending is a well-regulated practice that contributes to capital market efficiency. It also enables funds to generate additional returns while allowing fund providers to keep fund expenses lower.
With regard to the relationship between securities lending and proxy voting, BlackRock cannot vote shares on loan and may determine to recall them for voting, as guided by our fiduciary responsibility to act in our clients’ financial interests. While this has occurred in a limited number of cases, the decision to recall securities on loan as part of BlackRock’s securities lending program in order to vote is based on an evaluation of various factors that include, but are not limited to, assessing potential securities lending revenue alongside the potential long-term financial value to clients of voting those securities (based on the information available at the time of recall consideration).10 BIS works with colleagues in the Securities Lending and Risk and Quantitative Analysis teams to evaluate the costs and benefits to clients of recalling shares on loan.
In almost all instances, BlackRock anticipates that the potential long-term financial value to the Fund of voting shares would be less than the potential revenue the loan may provide the Fund. However, in certain instances, BlackRock may determine, in our independent business judgment as a fiduciary, that the value of voting outweighs the securities lending revenue loss to clients and would therefore recall shares to be voted in those instances.
Periodically, BlackRock reviews our process for determining whether to recall securities on loan in order to vote and may modify it as necessary.
Voting guidelines

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Recalling securities on loan can be impacted by the timing of record dates. In the U.S., for example, the record date of a shareholder meeting typically falls before the proxy statements are released. Accordingly, it is not practicable to evaluate a proxy statement, determine that a vote has a material impact on a fund and recall any shares on loan in advance of the record date for the annual meeting. As a result, managers must weigh independent business judgement as a fiduciary, the benefit to a fund’s shareholders of recalling loaned shares in advance of an estimated record date without knowing whether there will be a vote on matters which have a material impact on the fund (thereby forgoing potential securities lending revenue for the fund’s shareholders) or leaving shares on loan to potentially earn revenue for the fund (thereby forgoing the opportunity to vote).

The voting guidelines published for each region/country in which we vote are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context in each market where we invest. The Guidelines are not intended to be exhaustive. BIS applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review. As such, the Guidelines do not indicate how BIS will vote in every instance. Rather, they reflect our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots. As previously discussed, the Guidelines should be read in conjunction with the Principles and engagement priorities. Collectively, these “BIS policies” set out the core elements of corporate governance that guide our investment stewardship efforts globally and within each market, including when engaging with companies and voting at shareholder meetings. The BIS policies are applied on a case-by-case basis, taking into consideration the context within which a company is operating.
Reporting and vote transparency
We are committed to transparency in the stewardship work we do on behalf of clients. We inform clients about our engagement and voting policies and activities through direct communication and through disclosure on our website. Each year we publish an annual report that provides a global overview of our investment stewardship engagement and voting activities and a voting spotlight that summarizes our voting over a proxy year.11 Additionally, we make public our regional proxy voting guidelines for the benefit of clients and the companies in which we invest on their behalf. We also publish commentaries to share our perspective on market developments and emerging key themes.
At a more granular level, on a quarterly basis, we publish our vote record for each company that held a shareholder meeting during the period, showing how BIS voted on each proposal and providing our rationale for any votes against management proposals or on shareholder proposals. For shareholder meetings where a vote might be high profile or of significant interest to clients, we may publish a vote bulletin after the meeting, disclosing and explaining our vote on key proposals. We also publish a quarterly list of all companies with which we engaged and the key topics addressed in the engagement meeting.
In this way, we help inform our clients about the work we do on their behalf in promoting the governance and business practices that support durable, long-term financial value creation.

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The proxy year runs from July 1 to June 30.

Appendix B – Description of Fixed-Income Ratings
A rating is generally assigned to a fixed-income security at the time of issuance by a credit rating agency designated as a NRSRO by the SEC. While NRSROs may from time to time revise such ratings, they undertake no obligation to do so, and the ratings given to securities at issuance do not necessarily represent ratings which would be given to these securities on a particular subsequent date.
NRSROs may rate specific investments (e.g., bonds), issuers (e.g., corporations, governments and financial institutions) and/or programs (e.g., commercial paper programs). However, certain types of investments may not be rated by NRSROs, such as certain government/sovereign obligations, US agency securities, commercial paper, time deposits at financial institutions, and derivative instruments such as credit default swaps. For these types of investments, as well as US Treasury securities (some of which are not rated), where a NRSRO has not rated the specific investment but has rated the investment’s issuer, program, financial institution or underlying reference asset, BFA may consider the investment to have the same NRSRO rating as its issuer, program, financial institution or underlying reference asset, as applicable. In the case of municipal securities, where one NRSRO provides multiple ratings for the same security (e.g., “underlying,” “insured” and/or “enhanced” ratings), BFA may consider the security to have the highest of the multiple ratings.
New issue securities (regardless of type) may not be rated by a NRSRO at the time of their initial offering. Preliminary prospectuses or term sheets for new issue securities may include an expected rating for the security (as determined by the underwriter and/or issuer) or a NRSRO rating for the issuer of the security. If applicable, when deciding whether to purchase a new issue security that has not yet been rated by a NRSRO, BFA may attribute an expected rating to the security based on: (i) the expected rating of the security set forth in the preliminary prospectus or term sheet for the security; (ii) the NRSRO’s rating for the issuer of the security set forth in the preliminary prospectus or term sheet for the security; or (iii) with respect to asset-backed securities, the rating of a prior issuance having a similar structure or the same sponsor.
Where the investment objective of a Fund is to track the performance of an index that includes credit ratings eligibility criteria as part of its index methodology, a Fund may purchase any security within the index, such security having been determined by the index provider as meeting its credit ratings eligibility criteria. The credit ratings practices of an index provider may differ from BlackRock’s practices, as described above. Further, a Fund may invest, directly or indirectly, in securities that are not rated by a rating agency or securities with a credit rating that differs from the credit rating specified in its index methodology in various circumstances, including where a security is downgraded but not yet removed from an index, following the removal of a security from an index prior to its sale by the Fund or as a result of a corporate action or restructuring affecting an issuer of a security held by a Fund.
Fixed-income securities which are unrated may expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. Evaluation of these securities is dependent on the investment adviser’s judgment, analysis and experience in the evaluation of such securities.
Investors should note that the assignment of a rating to a security by an NRSRO may not reflect the effect of recent developments on the issuer’s ability to make interest and principal payments or on the likelihood of default.
Securities deemed to be high yield are rated below Baa3 by Moody’s and below BBB- by S&P Global Ratings and Fitch.
The descriptions below relate to general long-term and short-term obligations of an issuer.
Moody’s Ratings
Long-Term Obligations
Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B: Obligations rated B are considered speculative and are subject to high credit risk.
Caa: Obligations rated Caa are judged to be speculative, of poor standing and are subject to very high credit risk.
Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody's appends numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Absence of Rating: Where no rating has been assigned or where a rating has been withdrawn, it may be for reasons unrelated to the creditworthiness of the issue.
Should no rating be assigned, the reason may be one of the following:
1. An application was not received or accepted.
2. The issue or issuer belongs to a group of securities or entities that are not rated as a matter of policy.
3. There is a lack of essential data pertaining to the issue or issuer.
4. The issue was privately placed, in which case the rating is not published in Moody’s publications.
Withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.
Short-Term Obligations
Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations, generally with an original maturity not exceeding thirteen months.
Moody's employs the following designations to indicate the relative repayment ability of rated issuers:
P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
US Municipal Short-Term Debt Obligations
There are three rating categories for short-term municipal obligations that are considered investment-grade and are designated as Municipal Investment Grade (MIG). In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.
MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
S&P Global Ratings
Long-Term Obligations
AAA: An obligation rated AAA has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA: An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment is very strong.
A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB; B; CCC; CC; and C: Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC: An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C: An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
D: An obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to D if it is subject to a distressed exchange offer.
NR: NR indicates no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.
Note: The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
Short-Term Obligations

A-1: A short-term obligation rated A-1 is rated in the highest category by S&P Global Ratings. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.
A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.
A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B: A short-term obligation rated B is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.
C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D: A short-term obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to D if it is subject to a distressed exchange offer.
Municipal Short-Term Obligations
An S&P U.S. municipal note rating reflects S&P Global Ratings opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating.
SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3: Speculative capacity to pay principal and interest.
Fitch Ratings
Long-Term Obligations
AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality. AA ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality. A ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality. BBB ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. BB ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
B: Highly speculative. B ratings indicate that material credit risk is present.
CCC: Substantial credit risk. CCC ratings indicate that substantial credit risk is present.
CC: Very high levels of credit risk. CC ratings indicate very high levels of credit risk.
C: Exceptionally high levels of credit risk. C indicates exceptionally high levels of credit risk.
Defaulted obligations typically are not assigned RD or D ratings, but are instead rated in the B to C rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.
Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA obligation rating category, or to corporate finance obligation ratings in the categories below CCC.
The subscript 'emr' is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.
Short-Term Obligations (Corporate and Public Finance)
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C: High short-term default risk. Default is a real possibility.
RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
IS-SAI-02-0624

iShares Trust

File Nos. 333-92935 and 811-09729

Part C

Other Information

Item 28. Exhibits:

PEA # 2,749

Exhibit Number	Description

(a.1)	Amended and Restated Agreement and Declaration of Trust, dated September 17, 2009, is incorporated herein by reference to Post-Effective Amendment No. 303, filed October 16, 2009 (“PEA No. 303”).

(a.2)	Restated Certificate of Trust, dated September 13, 2006, is incorporated herein by reference to Post-Effective Amendment No. 53, filed September 19, 2006.

(b)	Amended and Restated By-Laws, dated April 20, 2010, are incorporated herein by reference to Post-Effective Amendment No. 418, filed May 4, 2010.

(c)	Article II of the Amended and Restated Agreement and Declaration of Trust is incorporated herein by reference to PEA No. 303.

(d.1)	Investment Advisory Agreement, dated December 1, 2009, between the iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) is incorporated herein by reference to Post-Effective Amendment No. 354, filed December 28, 2009.

(d.2)	Schedule A to the Investment Advisory Agreement between the Trust and BFA is incorporated herein by reference to Post-Effective No. 2,744, filed June 17, 2024 (“PEA No. 2,744”).

(d.3)	Schedule A to the Investment Advisory Agreement between iShares, Inc. and BFA is incorporated herein by reference to Post-Effective Amendment No. 2,490, filed August 25, 2021.

(d.4)	Master Advisory Fee Waiver Agreement, dated December 1, 2009, between the Trust and BFA is incorporated herein by reference to Post-Effective Amendment No. 512, filed March 24, 2011.

(d.5)	Schedule A to the Master Advisory Fee Waiver Agreement is incorporated herein by reference to Post-Effective Amendment No. 2,733, filed May 21, 2024 (“PEA No. 2,733”).

(d.6)	Form of Participation Agreement is incorporated herein by reference to Post-Effective Amendment No. 773, filed October 15, 2012.

(d.7)	Sub-Advisory Agreement, dated December 1, 2010, between BFA and BlackRock International Limited (“BIL”) is incorporated herein by reference to Post-Effective Amendment No. 529, filed April 21, 2011.

(d.8)	Exhibit A to the Sub-Advisory Agreement between BFA and BIL is incorporated herein by reference to Post-Effective Amendment No. 2,578, filed August 30, 2022.

(d.9)	Sub-Advisory Agreement, dated March 12, 2019, between BFA and BlackRock (Singapore) Limited (“BRS”) is incorporated herein by reference to Post-Effective Amendment No. 2,076, filed April 2, 2019.

(d.10)	Appendix A to the Sub-Advisory Agreement between BFA and BRS is incorporated herein by reference to Post-Effective Amendment No. 2,523, filed February 24, 2022.

(e.1)	Distribution Agreement, dated February 3, 2012, between the Trust and BlackRock Investments, LLC (“BRIL”) is incorporated herein by reference to Post-Effective Amendment No. 921, filed July 10, 2013.

(e.2)	Exhibit A to the Distribution Agreement is incorporated herein by reference to PEA No. 2,744.

(f)	Not applicable.

(g.1)	Service Module for Custodial Services, dated April 13, 2018, is incorporated herein by reference to Post-Effective Amendment No. 1,956, filed August 28, 2018 (“PEA No. 1,956”).

(g.2)	Custody Services Agreement, dated November 18, 2021, among JPMorgan Chase Bank, N.A., the Trust, iShares, Inc., iShares U.S. ETF Trust and BlackRock Institutional Trust Company, N.A. (“BTC”) is incorporated herein by reference to Post-Effective Amendment No. 2,513, filed December 20, 2021.

(g.3)	Exhibit A to the Custody Services Agreement is incorporated herein by reference to PEA No. 2,744.

(h.1)	Master Services Agreement, dated April 13, 2018, between the Trust and State Street Bank and Trust Company (“State Street”) is incorporated herein by reference to PEA No. 1,956.

(h.2)	Exhibit A to the Master Services Agreement is incorporated herein by reference to PEA No. 2,744.

(h.3)	Service Module for Fund Administration and Accounting Services, dated April 13, 2018, is incorporated herein by reference to PEA No. 1,956.

(h.4)	Service Module for Transfer Agency Services, dated April 13, 2018, is incorporated herein by reference to PEA No. 1,956.

(h.5)	Fifth Amended and Restated Securities Lending Agency Agreement, dated January 1, 2022, among the Trust, iShares, Inc., iShares U.S. ETF Company, Inc., iShares U.S. ETF Trust and BTC is incorporated herein by reference to Post-Effective Amendment No. 2,519, filed January 21, 2022.

(h.6)	Schedule A to the Fifth Amended and Restated Securities Lending Agency Agreement is incorporated herein by reference to PEA No. 2,744.

(h.7)	Form of Master Securities Loan Agreement (including forms of Annexes and Schedules thereto) is incorporated herein by reference to Post-Effective Amendment No. 369, filed January 22, 2010.

(h.8)	Sublicense Agreement, dated June 30, 2017, among the Trust, iShares, Inc. and BFA for the BlackRock Index Services LLC Indexes, as that term is defined in the Agreement (“BlackRock Index Services LLC Sublicense Agreement”) is incorporated herein by reference to Post-Effective Amendment No. 1,792, filed August 1, 2017.

(h.9)	Amended and Restated Sublicense Agreement, dated September 23, 2015, among the Trust, iShares, Inc. and BFA for the C&S Indexes, as that term is defined in the Agreement (“C&S Sublicense Agreement”), is incorporated herein by reference to Post-Effective Amendment No. 1,512, filed October 21, 2015 (“PEA No. 1,512”).

(h.10)	Exhibit A to the C&S Sublicense Agreement is incorporated herein by reference to PEA No. 1,512.

(h.11)	Amended and Restated Sublicense Agreement, dated September 23, 2015, among the Trust, iShares, Inc. and BFA for the Dow Jones Indexes, as that term is defined in the Agreement (“Dow Jones Sublicense Agreement”), is incorporated herein by reference to PEA No. 1,512.

(h.12)	Exhibit A to the Dow Jones Sublicense Agreement is incorporated herein by reference to Post-Effective Amendment No. 2,496, filed October 4, 2021.

(h.13)	Amended and Restated Sublicense Agreement, dated September 23, 2015, among the Trust, iShares, Inc. and BFA for the Markit iBoxx indexes, as that term is defined in the Agreement (“Markit iBoxx Sublicense Agreement”), is incorporated herein by reference to Post-Effective Amendment No. 1,796, filed August 7, 2017 (“PEA No. 1,796”).

(h.14)	Exhibit A to the Markit iBoxx Sublicense Agreement is incorporated herein by reference to Post-Effective Amendment No. 2,501, filed November 2, 2021.

(h.15)	Sublicense Agreement, dated March 15, 2018, among the Trust, iShares, Inc. and BFA for the Ice Data Indices, LLC indexes, as that term is defined in the Agreement (“Ice Data Sublicense Agreement”), is incorporated herein by reference to Post-Effective Amendment No. 1,885, filed March 19, 2018.

(h.16)	Exhibit A to the Ice Data Sublicense Agreement is incorporated herein by reference to Post-Effective Amendment No. 2,741, filed May 28, 2024.

(h.17)	Amended and Restated Sublicense Agreement, dated August 14, 2017, among the Trust, iShares, Inc. and BFA for the Merrill Lynch Indexes, as that term is defined in the Agreement (“Merrill Lynch Sublicense Agreement”), is incorporated herein by reference to Post-Effective Amendment No. 1,840, filed October 23, 2017.

(h.18)	Exhibit A to the Merrill Lynch Sublicense Agreement is incorporated herein by reference to Post-Effective Amendment No. 2,408, filed September 18, 2020.

(h.19)	Amended and Restated Sublicense Agreement, dated September 23, 2015, among the Trust, iShares, Inc. and BFA for the Morningstar Indexes, as that term is defined in the Agreement (“Morningstar Sublicense Agreement”), is incorporated herein by reference to PEA No. 1,796.

(h.20)	Exhibit A to the Morningstar Sublicense Agreement is incorporated herein by reference to Post-Effective Amendment No. 2,625, filed March 14, 2023.

(h.21)	Sublicense Agreement, dated November 7, 2022, among BFA, the Trust, iShares U.S. ETF Trust and iShares, Inc. for the MSCI Indexes, as that term is defined in the Agreement (“MSCI Index Sublicense Agreement”) is incorporated herein by reference to Post-Effective Amendment No. 2,606, filed December 21, 2022 (“PEA No. 2,606”).

(h.22)	Amended and Restated Sublicense Agreement, dated September 23, 2015, among the Trust, iShares, Inc. and BFA for the NASDAQ indexes, as that term is defined in the Agreement (“NASDAQ Sublicense Agreement”), is incorporated herein by reference to PEA No. 1,796.

(h.23)	Exhibit A to the NASDAQ Sublicense Agreement is incorporated herein by reference to Post-Effective Amendment No. 2,478, filed June 29, 2021.

(h.24)	Sublicense Agreement, dated November 7, 2022, among BFA, the Trust, iShares U.S. ETF Trust and iShares, Inc. for the Russell Indexes, as that term is defined in the Agreement (“Russell Index Sublicense Agreement”) is incorporated herein by reference to PEA No. 2,606.

(h.25)	Amended and Restated Sublicense Agreement, dated September 23, 2015, among the Trust, iShares, Inc. and BFA for the S&P Indexes, as that term is defined in the Agreement (“S&P Sublicense Agreement”), is incorporated herein by reference to PEA No. 1,512.

(h.26)	Exhibit A to the S&P Sublicense Agreement is incorporated herein by reference to PEA No. 2,733.

(h.27)	Sublicense Agreement, dated October 19, 2022, among BFA, the Trust, iShares U.S. ETF Trust and iShares, Inc. for the JPMorgan Indexes, as that term is defined in the Agreement (“JPMorgan Index Sublicense Agreement”) is incorporated herein by reference to Post-Effective Amendment No. 2,598, filed November 23, 2022 (“PEA No. 2,598”).

(h.28)	Sublicense Agreement, dated October 19, 2022, among BFA, the Trust, iShares U.S. ETF Trust and iShares, Inc. for the STOXX Indexes, as that term is defined in the Agreement (“STOXX Index Sublicense Agreement”) is incorporated herein by reference to PEA No. 2,598.

(h.29)	Sublicense Agreement, dated October 19, 2022, among BFA, the Trust, iShares U.S. ETF Trust and iShares, Inc. for the Cboe Indexes, as that term is defined in the Agreement (Cboe Index Sublicense Agreement”) is incorporated herein by reference to PEA No. 2,598.

(h.30)	Sublicense Agreement, dated October 19, 2022, among BFA, the Trust, iShares U.S. ETF Trust and iShares, Inc. for the FTSE Indexes, as that term is defined in the Agreement (“FTSE Index Sublicense Agreement”) is incorporated herein by reference to PEA No. 2,598.

(h.31)	Sublicense Agreement, dated June 6, 2023, among BFA, the Trust, iShares U.S. ETF Trust and iShares, Inc. for Bloomberg Index Services Limited (“Bloomberg Index Sublicense Agreement”) is incorporated herein by reference to Post-Effective Amendment No. 2,651, filed June 14, 2023.

(h.32)	Form of BlackRock Rule 12d1-4 Fund of Funds Investment Agreement is incorporated herein by reference to Post-Effective Amendment No. 2,518, filed January 19, 2022.

(h.33)	12d1-4 Fund of Funds Investment Agreements between iShares Trust and the following registrants dated as of January 19, 2022, are incorporated herein by reference to Post-Effective Amendment No. 2,524, filed February 28, 2022:

AllianceBernstein Global High Income Fund, Inc.

AllianceBernstein National Municipal Income Fund, Inc.

AB Multi-Manager Alternative Fund

AB Bond Fund, Inc.

AB Cap Fund, Inc.

AB Core Opportunities Fund, Inc.

AB Corporate Shares

AB Discovery Growth Fund, Inc.

AB Equity Income Fund, Inc.

AB Fixed-Income Shares, Inc.

AB Global Bond Fund, Inc.

AB Global Real Estate Investment Fund, Inc.

AB Global Risk Allocation Fund, Inc.

AB High Income Fund, Inc.

AB Institutional Funds, Inc.

AB Large Cap Growth Fund, Inc.

AB Municipal Income Fund, Inc.

AB Municipal Income Fund II

AB Relative Value Fund, Inc.

AB Sustainable Global Thematic Fund, Inc.

AB Sustainable International Thematic Fund, Inc.

AB Trust

AB Variable Products Series Fund, Inc.

Sanford C. Bernstein Fund, Inc.

Sanford C. Bernstein Fund II, Inc.

Bernstein Fund, Inc.

The AB Portfolios

Allspring Funds Trust

Alpha Architect ETF Trust

American Century Strategic Asset Allocations, Inc.

AMG Funds

Franklin Fund Allocator Series

Franklin Templeton ETF Trust

Franklin Templeton Variable Insurance Products Trust

Legg Mason Partners Variable Equity Trust

FundX Investment Trust

The Glenmede Fund, Inc.

GMO Trust

GMO Benchmark-Free Fund

GMO Emerging Domestic Opportunities Fund

GMO Climate Change Fund

GMO Tax-Managed International Equities Fund

GMO Strategic Opportunities Allocation Fund

GPS Funds I

GPS Funds II

Savos Investments Trust

Goldman Sachs Trust

Goldman Sachs Variable Insurance Trust

Goldman Sachs Trust II

Goldman Sachs ETF Trust

Goldman Sachs ETF Trust II

Goldman Sachs MLP and Energy Renaissance Fund

Rydex Dynamic Funds

Rydex Series Funds

Rydex Variable Trust

Guggenheim Funds Trust

Guggenheim Variable Funds Trust

Guggenheim Strategy Funds Trust

Transparent Value Trust

Guggenheim Active Allocation Fund

Guggenheim Energy & Income Fund

Guggenheim Strategic Opportunities Fund

AMG Funds I AMG Funds II AMG Funds III AMG Funds IV Series	Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust Guggenheim Unit Investment Trusts (Guggenheim Defined Portfolios)

ETF Series Solutions

Aspiriant Trust

Old Westbury Funds, Inc.

BlackRock Allocation Target Shares

BlackRock Balanced Capital Fund, Inc.

BlackRock Funds II

BlackRock Funds III

BlackRock Variable Series Funds, Inc.

BNY Mellon Absolute Insight Funds, Inc.

Brighthouse Funds Trust I

Calamos Investment Trust

Calamos Long/Short Equity & Dynamic Income Trust

Calvert Variable Products, Inc.

Calvert Social Investment Fund

Cambria ETF Trust

AdvisorOne Funds

Columbia Funds Series Trust

Columbia Funds Series Trust I

Columbia Funds Series Trust II

Columbia Funds Variable Series Trust II

Columbia Funds Variable Insurance Trust

Direxion Shares ETF Trus

Direxion Funds

Eaton Vance Growth Trust

Eaton Vance Mutual Funds Trust

EQ ADVISORS TRUST

1290 FUNDS

Exchange Listed Funds Trust

ETF Series Solutions

E-Valuator Funds Trust

Fidelity Advisor Series

Fidelity Advisor Series VI

Fidelity Advisor Series VII

Fidelity Beacon Street Trust

Fidelity Capital Trust

Fidelity Central Investment Portfolios LLC

Fidelity Concord Street Trust

Fidelity Congress Street Fund

Fidelity Contrafund

Horizon Funds

INDEXIQ ETF TRUST

Innealta Capital, LLC on behalf of Northern Lights Fund Trust II

Invesco Growth Series

Invesco Investment Funds

Invesco Unit Trusts

JNL Series Trust

James Advantage Funds

Janus Henderson Clayton Street Trust

Janus Investment Fund

John Hancock Variable Insurance Trust

John Hancock Funds II

JPMorgan Trust I

JPMorgan Trust II

J.P. Morgan Fleming Mutual Fund Group, Inc.

JPMorgan Institutional Trust

JPMorgan Insurance Trust

J.P. Morgan Mutual Fund Investment Trust

Undiscovered Managers Funds

J.P. Morgan Exchange-Traded Fund Trust

JPMorgan Trust IV

The Lazard Funds, Inc.

Lincoln Variable Insurance Products Trust

Litman Gregory Funds Trust

Delaware Group Equity Funds IV

Delaware Group Equity Funds V

Delaware Group Foundation Funds

Delaware Pooled Trust

Delaware VIP Trust

Ivy Variable Insurance Portfolio

InvestEd Portfolios

Ivy Funds

Madison Funds

Ultra Series Fund

Northern Lights Fund Trust II

MML Series Investment Fund II

Morningstar Funds Trust

Milliman Variable Insurance Trust

Fidelity Commonwealth Trust

Fidelity Commonwealth Trust I

Fidelity Covington Trust

Fidelity Destiny Portfolios

Fidelity Devonshire Trust

Fidelity Exchange Fund

Fidelity Financial Trust

Fidelity Hanover Street Trust

Fidelity Hastings Street Trust

Fidelity Investment Trust

Fidelity Magellan Fund

Fidelity Mt. Vernon Street Trust

Fidelity Puritan Trust

Fidelity Securities Fund

Fidelity Select Portfolios

Fidelity Summer Street Trust

Fidelity Trend Fund

Variable Insurance Products Fund

Variable Insurance Products Fund II

Variable Insurance Products Fund III

Variable Insurance Products Fund IV

Fidelity Aberdeen Street Trust

Fidelity Advisor Series II

Fidelity Advisor Series IV

Fidelity Boylston Street Trust

Fidelity California Municipal Trust

Fidelity California Municipal Trust II

Fidelity Central Investment Portfolios II LLC

Fidelity Charles Street Trust

Fidelity Colchester Street Trust

Fidelity Court Street Trust

Fidelity Court Street Trust II

Fidelity Garrison Street Trust

Fidelity Hereford Street Trust

Fidelity Income Fund

Fidelity Massachusetts Municipal Trust

Fidelity Merrimack Street Trust

Fidelity Money Market Trust

Fidelity Municipal Trust

Nationwide Mutual Funds

Nationwide Variable Insurance Trust

Natixis Funds Trust IV

Natixis Funds Trust II

Neuberger Berman Alternative Funds

Neuberger Berman Equity Funds

Neuberger Berman Income Funds

Neuberger Berman Advisers Management Trust

Neuberger Berman ETF Trust

North Square Funds

Northern Lights Fund Trust III

Northwestern Mutual Series Fund, Inc.

FlexShares Trust

Northern Funds

MainStay Funds Trust

MainStay VP Funds Trust

Ohio National Fund, Inc.

Pax World Funds Series Trust I and Pax World Funds Series Trust III

PFM Multi-Manager Series Trust

PIMCO Equity Series

PIMCO Funds

PIMCO Variable Insurance Trust

Principal Variable Contracts Funds, Inc.

Principal Funds, Inc.

ProFunds

ProShares Trust

Prudential Investment Portfolios 3

Prudential Investment Portfolios 16

Advanced Series Trust

Salient MF Trust

Forward Funds

Salient Midstream & MLP Fund

Schwab Capital Trust

Schwab Annuity Portfolios

Securian Funds Trust

SEI Institutional Managed Trust

SEI Institutional Investments Trust

SEI Institutional International Trust

Fidelity Municipal Trust II

Fidelity Newbury Street Trust

Fidelity New York Municipal Trust

Fidelity New York Municipal Trust II

Fidelity Oxford Street Trust

Fidelity Oxford Street Trust II

Fidelity Phillips Street Trust

Fidelity Revere Street Trust

Fidelity Salem Street Trust

Fidelity School Street Trust

Fidelity Union Street Trust

Fidelity Union Street Trust II

Variable Insurance Products Fund V

Federated Hermes Fixed Income Securities, Inc.

Federated Hermes MDT Series

Federated Hermes Global Allocation Fund

Federated Hermes Insurance Series

Fidelity Rutland Square Trust II

FT Series

First Trust Exchange-Traded Fund

First Trust Exchange-Traded Fund II

First Trust Exchange-Traded Fund III

First Trust Exchange-Traded Fund IV

First Trust Exchange-Traded Fund V

First Trust Exchange-Traded Fund VI

First Trust Exchange-Traded Fund VII

First Trust Exchange-Traded Fund VIII

First Trust Series Fund

First Trust Variable Insurance Trust

Adviser Managed Trust

SSGA Active Trust

Sterling Capital Funds

SunAmerica Series Trust

Symmetry Panoramic Trust

Thrivent Mutual Funds

Thrivent Series Fund, Inc.

Thrivent Core Funds

Transamerica Funds

Transamerica Series Trust

Transamerica ETF Trust

Northern Lights Fund Trust

Northern Lights Variable Trust

VanEck ETF Trust

Victory Portfolios

Victory Portfolios II

Victory Variable Insurance Funds

USAA Mutual Funds Trust

Virtus Strategy Trust

Voya Balanced Portfolio, Inc.

Voya Equity Trust

Voya Investors Trust

Voya Mutual Funds

Voya Partners, Inc.

Voya Separate Portfolios Trust

Voya Strategic Allocation Portfolios, Inc.

The Arbitrage Funds

AltShares Trust

Absolute Shares Trust

WesMark Funds

William Blair Funds

Wilmington Funds

(h.34)	Schedule A to the 12d1-4 Fund of Funds Investment Agreement between iShares Trust and the Morningstar Funds Trust, amended April 6, 2022, is incorporated herein by reference to Post-Effective Amendment No. 2,542, filed April 22, 2022.

(h.35)	12d1-4 Fund of Funds Investment Agreement between iShares Trust and Voya Balanced Portfolio, Inc., Voya Equity Trust, Voya Investors Trust, Voya Mutual Funds, Voya Partners, Inc., Voya Separate Portfolios Trust, and Voya Strategic Allocation Portfolios, Inc., dated as of January 19, 2022, is incorporated herein by reference to Post-Effective Amendment No. 2,530, filed March 23, 2022 (“PEA No. 2,530”).

(h.36)	12d1-4 Fund of Funds Investment Agreement between iShares Trust and Carillon Family of Funds, dated as of February 17, 2022, is incorporated herein by reference to PEA No. 2,530.

(h.37)	12d1-4 Fund of Funds Investment Agreements between iShares Trust and the following registrants dated as of the date on the agreements, as applicable, is incorporated herein by reference to Post-Effective Amendment No. 2,675, filed October 4, 2023.

(h.38)	12d1-4 Fund of Funds Investment Agreements between iShares Trust and the following registrants dated as of the date on the agreements, as applicable, is incorporated herein by reference to Post-Effective Amendment No. 2,688, filed November 17, 2023.

(h.39)	12d1-4 Fund of Funds Investment Agreement between iShares Trust and WisdomTree Trust, dated as of December 18, 2023, is incorporated herein by reference to Post-Effective Amendment No. 2,707, filed February 23, 2024 (“PEA No. 2,707”).

(h.40)	12d1-4 Fund of Funds Investment Agreement between iShares Trust and Federated Hermes Fixed Income Securities, Inc., Federated Hermes MDT Series, Federated Hermes Global Allocation Fund, Federated Hermes Insurance Series, Federated Hermes International Series, Inc. and Federated Hermes ETF Trust, dated as of January 5, 2024 is incorporated herein by reference to PEA No. 2,707.

(h.41)	12d1-4 Fund of Funds Investment Agreement between iShares Trust, Harbor ETF Trust and Harbor Funds II, dated as of February 9, 2024, is incorporated herein by reference to PEA No. 2,733.

(h.42)	12d1-4 Fund of Funds Investment Agreement between iShares Trust and Tactical Investment Series Trust, dated as of February 26, 2024, is incorporated herein by reference to PEA No. 2,733.

(h.43)	12d1-4 Fund of Funds Investment Agreement between iShares Trust and EA Series Trust (f/k/a Alpha Architect ETF Trust), dated as of January 19, 2022, is incorporated herein by reference to PEA No. 2,733.

(h.44)	12d1-4 Fund of Funds Investment Agreement between iShares Trust, Invesco Growth Series and Invesco Investment Funds, dated as of January 19, 2022, is incorporated herein by reference to PEA No. 2,744.

(h.45)	12d1-4 Fund of Funds Investment Agreement between iShares Trust and Janus Investment Fund, dated as of January 19, 2022, is incorporated herein by reference to PEA No. 2,744.

(h.46)	12d1-4 Fund of Funds Investment Agreement between iShares Trust and GMO Trust, dated as of January 19, 2022, is incorporated herein by reference to PEA No. 2,744.

(h.47)	ETF Services Agreement, dated February 16, 2022, by and among BFA, iShares, Inc., the Trust, iShares U.S. ETF Trust, and BRIL is incorporated herein by reference to Post-Effective Amendment No. 2,538 filed April 12, 2022.

(h.48)	Exhibit A to the ETF Services Agreement is incorporated herein by reference to PEA No. 2,744.

(h.49)	Form of Master Services Agreement, dated December 7, 2021 related to the Trust for Citibank, N.A., The Bank of New York Mellon, and for JPMorgan Chase Bank, N.A., respectively is incorporated herein by reference to Post-Effective Amendment No. 2,565, filed July 26, 2022.

(i)	Legal Opinion and Consent of Richards, Layton & Finger, P.A. is filed herein.

(j)	Consent of PricewaterhouseCoopers LLP is filed herein.

(k)	Not applicable.

(l.1)	Subscription Agreement, dated April 20, 2000, between the Trust and SEI Investments Distribution Co. is incorporated herein by reference to Post-Effective Amendment No. 2, filed May 12, 2000 (“PEA No. 2”).

(l.2)	Letter of Representations, dated April 14, 2000, between the Trust and the Depository Trust Company (“DTC”) is incorporated herein by reference to PEA No. 2.

(l.3)	Amendment of Letter of Representations, dated January 9, 2001, between the Trust and DTC for iShares Nasdaq Biotechnology Index Fund and iShares Cohen & Steers Realty Majors Index Fund is incorporated herein by reference to Post-Effective Amendment No. 11, filed July 2, 2001.

(m)	Not applicable.

(n)	Not applicable.

(o)	Not applicable.

(p.1)	Code of Ethics for Fund Access Persons and Code of Ethics for BRIL is incorporated herein by reference to Post-Effective Amendment No. 2,536, filed April 8, 2022.

(q.1)	Powers of Attorney, each dated March 5, 2024, for Jessica Tan, Stephen Cohen, Jane D. Carlin, Cecilia H. Herbert, John E. Kerrigan, John E. Martinez, Madhav V. Rajan, Robert S. Kapito, Drew E. Lawton, Richard L. Fagnani and Trent W. Walker are incorporated herein by reference to Post-Effective Amendment No. 2,713, filed March 7, 2024 (“PEA No. 2,713”).

(q.2)	Officer’s Certificate is incorporated herein by reference to PEA No. 2,713.

(q.3)	Powers of Attorney, each dated April 8, 2024, for James Lam and Laura F. Fergerson are incorporated herein by reference to Post-Effective Amendment No. 2,726, filed April 18, 2024 (“PEA No. 2,726”).

Item 29. Persons Controlled By or Under Common Control with Registrant:

None.

Item 30. Indemnification:

The Trust (also referred to in this section as the “Fund”) is organized as a Delaware statutory trust and is operated pursuant to an Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) that permits the Trust to indemnify its trustees and officers under certain circumstances. Such indemnification, however, is subject to the limitations imposed by the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”).

Section 10.2 of the Declaration of Trust:

The Declaration of Trust provides that every person who is, or has been, a trustee or officer of the Trust (a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid in connection with any claim, action, suit, proceeding in which he or she becomes involved as a party or otherwise by virtue of being or having been a trustee or officer and against amounts paid as incurred in the settlement thereof. However, no indemnification shall be provided to a Covered Person:

(i) who shall have been adjudicated by a court or body before which the proceeding was brought (a) to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or (b) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii) in the event of a settlement, unless there has been a determination that such trustee or officer did not engage in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office: (a) by the court or other body approving the settlement; (b) by at least a majority of those trustees who neither are “interested persons” (as defined in the 1940 Act) of the Trust nor are parties to the matter based upon a review of readily-available facts (as opposed to a full trial-type inquiry); or (c) by written opinion of independent legal counsel based upon a review of readily-available facts (as opposed to a full trial-type inquiry); provided, however, that any shareholder, by appropriate legal proceedings, may challenge any such determination by the trustees or by independent counsel.

Article IX of the Registrant’s Amended and Restated By-Laws:

The Amended and Restated By-Laws provides that the Trust may purchase and maintain insurance on behalf of any Covered Person or employee of the Trust, including any Covered Person or employee of the Trust who is or was serving at the request of the Trust as a trustee, officer, or employee of a corporation, partnership, association, joint venture, trust, or other enterprise, against any liability asserted against and incurred by such Covered Person or employee in any such capacity or arising out of his or her status as such, whether or not the trustees would have the power to indemnify him or her against such liability. The Trust may not acquire or obtain a contract for insurance that protects or purports to protect any trustee or officer of the Trust against any liability to the Trust or its Shareholders to which such trustee or officer otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

1933 Act:

Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers and controlling persons of the Fund pursuant to the foregoing provisions, or otherwise, the Fund has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

For each Fund that has State Street as its administrator, custodian and transfer agent:

Section 17 of the Master Services Agreement between Registrant and State Street:

The Master Services Agreement provides that State Street will indemnify, defend and hold harmless the applicable Fund, its Affiliates, and its respective officers, directors, employees, agents and permitted successors and assigns from any and all damages, fines, penalties, deficiencies, losses, liabilities (including judgments and amounts reasonably paid in settlement) and expenses (including interest, court costs, reasonable fees and expenses of attorneys, accountants and other experts or other reasonable fees and expenses of litigation or other proceedings or of any claim, default or assessment) (“Losses”) arising from or in connection with any third party claim or threatened third party claim to the extent that such Losses are based on or arising out of any of the following: (a) breach by State Street or any State Street Personnel of any of its data protection, information security or confidentiality obligations hereunder or under a Service Module to which such Fund is a signatory; (b) any claim of infringement or misappropriation of any Intellectual Property Right alleged to have occurred because of systems or other Intellectual Property provided by or on behalf of State Street or based upon the performance of the Services (collectively, the “State Street Infringement Items”), except to the extent that such infringement or misappropriation relates to or results from; (i) changes made by any Fund or by a third party at the direction of a Fund to the State Street Infringement Items; (ii) changes to the State Street Infringement Items recommended by State Street and not made due to a request from any Fund, provided that State Street has notified such Fund that failure to implement such recommendation would result in infringement within a reasonable amount of time for such Fund to so implement following such notification; (iii) any Fund’s combination of the State Street Infringement Items with products or services not provided or approved in writing by State Street, except to the extent such combination arises out of any Fund’s use of the State Street Infringement Items in a manner consistent with the applicable business requirements documentation; (iv) designs or specifications that in themselves infringe and that are provided by or at the direction of any Fund (except in the event of a knowing infringement by State Street); or (v) use by a Fund of any of the State Street Infringement Items in a manner that is not consistent with the applicable business requirements documentation or otherwise not permitted under the Master Services Agreement or any Service Module; (c) any claim or action by, on behalf of, or related to, any prospective, then-current or former employees of State Street, arising from or in connection with a Service Module to which a Fund is a signatory, including: (i) any claim arising under occupational health and safety, worker’s compensation, ERISA or other applicable Law; (ii) any claim arising from the interview or hiring practices, actions or omissions of employees of State Street; (iii) any claim relating to any violation by employees of State Street, or its respective officers, directors, employees, representatives or agents, of any Law or any common law protecting persons or members of protected classes or categories, such laws or regulations prohibiting discrimination or harassment on the basis of a protected characteristic; and (iv) any claim based on a theory that such Fund is an employer or joint employer of any such prospective, then-current or former employees of State Street; (d) the failure by State Street to obtain, maintain, or comply with any governmental approvals as required under the Master Services Agreement and/or a Service Module to which such Fund is a signatory or such other failures as otherwise agreed by the Parties from time to time; (e) claims by third parties arising from claims by governmental authorities against such Customer for fines, penalties, sanctions, late fees or other remedies to the extent arising from or in connection with State Street’s failure to perform its responsibilities under the Master Services Agreement or any Service Module (except to the extent a Fund is not permitted as a matter of public policy to have such an indemnity for financial penalties arising from criminal actions); (f) claims by clients of State Street relating to services, products or systems provided by State Street or a Subcontractor to such client(s) in a shared or leveraged environment; (g) any claim initiated by an Affiliate or potential or actual Subcontractor of State Street asserting rights in connection with a Service Module to which such Fund is a signatory; or (h) other claims as otherwise agreed by the Parties from time to time.

Each Party will indemnify, defend and hold harmless the other Party and their respective officers, directors, employees, agents, successors and assigns from any and all Losses arising from or in connection with any of the following, including Losses arising from or in connection with any third party claim or threatened third party claim: (a) the death or bodily injury of an agent, employee, customer, business invitee or business visitor or other person caused by the tortious or criminal conduct of the other Party; or (b) the damage, loss or destruction of real or tangible personal property caused by the tortious or criminal conduct of the other Party.

For each Fund that has Citibank, N.A. as its administrator, custodian and transfer agent:

Section 21 of the Master Services Agreement between Registrant and Citibank, N.A.:

The Master Services Agreement provides that, subject to Article 21 and Article 22 of the Master Services Agreement, Citibank, N.A. will indemnify, defend and hold harmless BFA and the Funds and their respective Affiliates, and their Affiliates’ respective officers, directors, employees, agents and permitted successors and assigns from any and all damages, fines, penalties, deficiencies, losses, liabilities (including judgments and amounts reasonably paid in settlement) and expenses (including interest, court costs, reasonable fees and expenses of attorneys, accountants and other experts or other reasonable fees and expenses of litigation or other proceedings or of any claim, default or assessment) (“Losses”) arising from or in connection with any third party claim or threatened third party claim to the extent that such Losses are based on or arising out of any of the following: (a) material breach by Citibank, N.A. (in its capacity as Citibank, N.A., Foreign Custody Manager or any other capacity under this Agreement), any Citibank, N.A. Personnel or any Subcontractor of any of its obligations hereunder (including data protection, information security or confidentiality obligations), under any Sub-Custodian Agreement or under the Standard of Care; (b) other than as provided in Section 3.7(b) any action or omission to act by (i) a Sub-Custodian that is an Affiliate of Citibank, N.A. or (ii) a Sub-Custodian that is not an Affiliate of Citibank, N.A. and was selected, retained, monitored or used by Citibank, N.A. with the failure to exercise the required Standard of Care; (c) any third party claim of infringement or misappropriation of any Intellectual Property Rights (including any Independent Work) resulting from or alleged to have occurred because of the use or other exploitation of any deliverables provided by or on behalf of Citibank, N.A. (including by any of its Affiliates or Subcontractors), including any Citibank, N.A. Technology (including any derivatives thereof), Work Product, Independent Work (including any derivatives thereof) or other developments created by any Citibank, N.A. Personnel or based upon the performance of the Services (collectively, the “Citibank, N.A. Infringement Items”), except to the extent that such infringement or misappropriation relates to or results from: (i) changes made by any Fund or by a third party at the direction of a Fund to the Citibank, N.A. Infringement Items; (ii) changes to the Citibank, N.A. Infringement Items recommended by Citibank, N.A. and not made due to a request from any Fund, provided that Citibank, N.A. has notified such Fund that failure to implement such recommendation would result in infringement within a reasonable amount of time for such Fund to so implement following such notification; (iii) any Fund’s combination of the Citibank, N.A. Infringement Items with products or services not provided or approved in writing by Citibank, N.A., except to the extent such combination arises out of any Fund’s use of the Citibank, N.A. Infringement Items in a manner consistent with the applicable business requirements documentation; (iv) designs or specifications that in themselves infringe and that are provided by or at the direction of any Fund (except in the event that Citibank, N.A., at the time of receiving such direction, knows or reasonably should know that an infringement or misappropriation would occur if such designs or specifications are implemented); or (v) use or distribution by a Fund of any of the Citibank, N.A. Infringement Items in a manner that is not consistent with the applicable business requirements documentation or otherwise not permitted under the Master Services Agreement; (d) any employment-related claim or action by, on behalf of, or related to, any prospective, then-current or former Citibank, N.A. Personnel, arising from or in connection herewith, including: (i) any claim arising under occupational health and safety, worker’s compensation or other similar applicable Law; (ii) any claim arising from the interview or hiring practices, actions or omissions of employees of Citibank, N.A.; (iii) any claim relating to any violation by Citibank, N.A., its Affiliates, or their respective officers, directors, employees, representatives or agents of any Law or any common law protecting persons or members of protected classes or categories, such laws or regulations prohibiting discrimination or harassment on the basis of a protected characteristic; and (iv) any claim based on a theory that such Fund is an employer or joint employer of any such prospective, then current or former employee of Citibank, N.A.; (e) the failure by Citibank, N.A. to obtain, maintain, or comply with any governmental approvals as required under this Agreement or Citibank, N.A. Laws; (f) such other failures as otherwise agreed by the Parties from time to time; (g) claims by any Governmental Authority against a Fund or a shareholder for fines, penalties, sanctions, late fees or other remedies to the extent arising from or in connection with Citibank, N.A.’s failure to perform its responsibilities under this Agreement, or claims by third parties arising from such claims by Governmental Authorities (except to the extent a Fund is not permitted as a matter of public policy to have such an indemnity for financial penalties arising from criminal actions); (h) claims by clients of Citibank, N.A. relating to services, products or systems provided by Citibank, N.A. or a Subcontractor to such client(s) in a shared or leveraged environment; (i) any claim relating to the handling and processing of any and all immigration and employment related issues and requirements arising in connection with the Citibank, N.A. Personnel (whether located in the United States or elsewhere); (j) any third party claim based on or arising out of negligence, fraud or willful acts or omissions of or by Citibank, N.A. or Citibank, N.A. Personnel with respect to the performance of the Services; (k) any claim initiated by an Affiliate or potential or actual Subcontractor of Citibank, N.A. asserting rights in connection herewith; or (l) other claims as otherwise agreed by the Parties from time to time.

Each Party will indemnify, defend and hold harmless the other Party and its respective officers, directors, employees, agents, successors and assigns from any and all Losses arising from or in connection with any of the following, including Losses arising from or in connection with any third party claim or threatened third party claim: (a) the death or bodily injury of an agent, employee, customer, business invitee or business visitor or other person caused by the tortious or criminal conduct of the other Party; or (b) the damage, loss or destruction of real or tangible personal property caused by the tortious or criminal conduct of the other Party.

For each Fund that has JPMorgan Chase Bank, N.A. as its administrator, custodian and transfer agent:

Section 21 of the Master Services Agreement between Registrant and JPMorgan Chase Bank, N.A:

The Master Services Agreement provides that, subject to Article 21 and Article 22 of the Master Services Agreement, JPMorgan Chase Bank, N.A. will indemnify, defend and hold harmless BFA and the Funds and their respective Affiliates, and their Affiliates’ respective officers, directors, employees, agents and permitted successors and assigns from any and all damages, fines, penalties, deficiencies, losses, liabilities (including judgments and amounts reasonably paid in settlement) and expenses (including interest, court costs, reasonable fees and expenses of attorneys, accountants and other experts or other reasonable fees and expenses of litigation or other proceedings or of any claim, default or assessment) (“Losses”) arising from or in connection with any third party claim or threatened third party claim to the extent that such Losses are based on or arising out of any of the following: (a) material breach by JPMorgan Chase Bank, N.A. (in its capacity as JPMorgan Chase Bank, N.A., Foreign Custody Manager or any other capacity under this Agreement), any JPMorgan Chase Bank, N.A. Personnel or any Subcontractor of any of its obligations hereunder (including data protection, information security or confidentiality obligations), under any Sub-Custodian Agreement or under the Standard of Care; (b) other than as provided in Section 3.7(b) any action or omission to act by (i) a Sub-Custodian that is an Affiliate of JPMorgan Chase Bank, N.A. or (ii) a Sub-Custodian that is not an Affiliate of JPMorgan Chase Bank, N.A. and was selected, retained, monitored or used by JPMorgan Chase Bank, N.A. with the failure to exercise the required Standard of Care; (c) any third party claim of infringement or misappropriation of any Intellectual Property Rights (including any Independent Work) resulting from or alleged to have occurred because of the use or other exploitation of any deliverables provided by or on behalf of JPMorgan Chase Bank, N.A. (including by any of its Affiliates or Subcontractors), including any JPMorgan Chase Bank, N.A. Technology (including any derivatives thereof), Work Product, Independent Work (including any derivatives thereof) or other developments created by any JPMorgan Chase Bank, N.A. Personnel or based upon the performance of the Services (collectively, the “JPMorgan Chase Bank, N.A. Infringement Items”), except to the extent that such infringement or misappropriation relates to or results from: (i) changes made by any Fund or by a third party at the direction of a Fund to the JPMorgan Chase Bank, N.A. Infringement Items; (ii) changes to the JPMorgan Chase Bank, N.A. Infringement Items recommended by JPMorgan Chase Bank, N.A. and not made due to a request from any Fund, provided that JPMorgan Chase Bank, N.A. has notified such Fund that failure to implement such recommendation would result in infringement within a reasonable amount of time for such Fund to so implement following such notification; (iii) any Fund’s combination of the JPMorgan Chase Bank, N.A. Infringement Items with products or services not provided or approved in writing by JPMorgan Chase Bank, N.A., except to the extent such combination arises out of any Fund’s use of the JPMorgan Chase Bank, N.A. Infringement Items in a manner consistent with the applicable business requirements documentation; (iv) designs or specifications that in themselves infringe and that are provided by or at the direction of any Fund (except in the event that JPMorgan Chase Bank, N.A., at the time of receiving such direction, knows or reasonably should know that an infringement or misappropriation would occur if such designs or specifications are implemented); or (v) use or distribution by a Fund of any of the JPMorgan Chase Bank, N.A. Infringement Items in a manner that is not consistent with the applicable business requirements documentation or otherwise not permitted under the Master Services Agreement; (d) any employment-related claim or action by, on behalf of, or related to, any prospective, then-current or former JPMorgan Chase Bank, N.A. Personnel, arising from or in connection herewith, including: (i) any claim arising under occupational health and safety, worker’s compensation or other similar applicable Law; (ii) any claim arising from the interview or hiring practices, actions or omissions of employees of JPMorgan Chase Bank, N.A.; (iii) any claim relating to any violation by JPMorgan Chase Bank, N.A., its Affiliates, or their respective officers, directors, employees, representatives or agents of any Law or any common law protecting persons or members of protected classes or categories, such laws or regulations prohibiting discrimination or harassment on the basis of a protected characteristic; and (iv) any claim based on a theory that such Fund is an employer or joint employer of any such prospective, then current or former employee of JPMorgan Chase Bank, N.A.; (e) the failure by JPMorgan Chase Bank, N.A. to obtain, maintain, or comply with any governmental approvals as required under this Agreement or JPMorgan Chase Bank, N.A. Laws; (f) such other failures as otherwise agreed by the Parties from time to time; (g) claims by any Governmental Authority against a Fund or a shareholder for fines, penalties, sanctions, late fees or other remedies to the extent arising from or in connection with JPMorgan Chase Bank, N.A.’s failure to perform its responsibilities under this Agreement, or claims by third parties arising from such claims by Governmental Authorities (except to the extent a Fund is not permitted as a matter of public policy to have such an indemnity for financial penalties arising from criminal actions); (h) claims by clients of JPMorgan Chase Bank, N.A. relating to services, products or systems provided by JPMorgan Chase Bank, N.A. or a Subcontractor to such client(s) in a shared or leveraged environment; (i) any claim relating to the handling and processing of any and all immigration and employment related issues and requirements arising in connection with the JPMorgan Chase Bank, N.A. Personnel (whether located in the United States or elsewhere); (j) any third party claim based on or arising out of negligence, fraud or willful acts or omissions of or by JPMorgan Chase Bank, N.A. or JPMorgan Chase Bank, N.A. Personnel with respect to the performance of the Services; (k) any claim initiated by an Affiliate or potential or actual Subcontractor of JPMorgan Chase Bank, N.A. asserting rights in connection herewith; or (l) other claims as otherwise agreed by the Parties from time to time.

Each Party will indemnify, defend and hold harmless the other Party and its respective officers, directors, employees, agents, successors and assigns from any and all Losses arising from or in connection with any of the following, including Losses arising from or in connection with any third party claim or threatened third party claim: (a) the death or bodily injury of an agent, employee, customer, business invitee or business visitor or other person caused by the tortious or criminal conduct of the other Party; or (b) the damage, loss or destruction of real or tangible personal property caused by the tortious or criminal conduct of the other Party.

For each Fund that has The Bank of New York Mellon as its administrator, custodian and transfer agent:

Section 21 of the Master Services Agreement between Registrant and The Bank of New York Mellon:

The Master Services Agreement provides that, subject to Article 21 and Article 22 of the Master Services Agreement, The Bank of New York Mellon, N.A. will indemnify, defend and hold harmless BFA and the Funds and their respective Affiliates, and their Affiliates’ respective officers, directors, employees, agents and permitted successors and assigns from any and all damages, fines, penalties, deficiencies, losses, liabilities (including judgments and amounts reasonably paid in settlement) and expenses (including interest, court costs, reasonable fees and expenses of attorneys, accountants and other experts or other reasonable fees and expenses of litigation or other proceedings or of any claim, default or assessment) (“Losses”) arising from or in connection with any third party claim or threatened third party claim to the extent that such Losses are based on or arising out of any of the following: (a) material breach by The Bank of New York Mellon, N.A. (in its capacity as The Bank of New York Mellon, N.A., Foreign Custody Manager or any other capacity under this Agreement), any The Bank of New York Mellon, N.A. Personnel or any Subcontractor of any of its obligations hereunder (including data protection, information security or confidentiality obligations), under any Sub-Custodian Agreement or under the Standard of Care; (b) other than as provided in Section 3.7(b) any action or omission to act by (i) a Sub-Custodian that is an Affiliate of The Bank of New York Mellon, N.A. or (ii) a Sub-Custodian that is not an Affiliate of The Bank of New York Mellon, N.A. and was selected, retained, monitored or used by The Bank of New York Mellon, N.A. with the failure to exercise the required Standard of Care; (c) any third party claim of infringement or misappropriation of any Intellectual Property Rights (including any Independent Work) resulting from or alleged to have occurred because of the use or other exploitation of any deliverables provided by or on behalf of The Bank of New York Mellon, N.A. (including by any of its Affiliates or Subcontractors), including any The Bank of New York Mellon, N.A. Technology (including any derivatives thereof), Work Product, Independent Work (including any derivatives thereof) or other developments created by any The Bank of New York Mellon, N.A. Personnel or based upon the performance of the Services (collectively, the “The Bank of New York Mellon, N.A. Infringement Items”), except to the extent that such infringement or misappropriation relates to or results from: (i) changes made by any Fund or by a third party at the direction of a Fund to The Bank of New York Mellon, N.A. Infringement Items; (ii) changes to The Bank of New York Mellon, N.A. Infringement Items recommended by The Bank of New York Mellon, N.A. and not made due to a request from any Fund, provided that The Bank of New York Mellon, N.A. has notified such Fund that failure to implement such recommendation would result in infringement within a reasonable amount of time for such Fund to so implement following such notification; (iii) any Fund’s combination of The Bank of New York Mellon, N.A. Infringement Items with products or services not provided or approved in writing by The Bank of New York Mellon, N.A., except to the extent such combination arises out of any Fund’s use of The Bank of New York Mellon, N.A. Infringement Items in a manner consistent with the applicable business requirements documentation; (iv) designs or specifications that in themselves infringe and that are provided by or at the direction of any Fund (except in the event that The Bank of New York Mellon, N.A., at the time of receiving such direction, knows or reasonably should know that an infringement or misappropriation would occur if such designs or specifications are implemented); or (v) use or distribution by a Fund of any of The Bank of New York Mellon, N.A. Infringement Items in a manner that is not consistent with the applicable business requirements documentation or otherwise not permitted under the Master Services Agreement; (d) any employment-related claim or action by, on behalf of, or related to, any prospective, then-current or former The Bank of New York Mellon, N.A. Personnel, arising from or in connection herewith, including: (i) any claim arising under occupational health and safety, worker’s compensation or other similar applicable Law; (ii) any claim arising from the interview or hiring practices, actions or omissions of employees of The Bank of New York Mellon, N.A.; (iii) any claim relating to any violation by The Bank of New York Mellon, N.A., its Affiliates, or their respective officers, directors, employees, representatives or agents of any Law or any common law protecting persons or members of protected classes or categories, such laws or regulations prohibiting discrimination or harassment on the basis of a protected characteristic; and (iv) any claim based on a theory that such Fund is an employer or joint employer of any such prospective, then current or former employee of The Bank of New York Mellon, N.A.; (e) the failure by The Bank of New York Mellon, N.A. to obtain, maintain, or comply with any governmental approvals as required under this Agreement or The Bank of New York Mellon, N.A. Laws; (f) such other failures as otherwise agreed by the Parties from time to time; (g) claims by any Governmental Authority against a Fund or a shareholder for fines, penalties, sanctions, late fees or other remedies to the extent arising from or in connection with The Bank of New York Mellon, N.A.’s failure to perform its responsibilities under this Agreement, or claims by third parties arising from such claims by Governmental Authorities (except to the extent a Fund is not permitted as a matter of public policy to have such an indemnity for financial penalties arising from criminal actions); (h) claims by clients of The Bank of New York Mellon, N.A. relating to services, products or systems provided by The Bank of New York Mellon, N.A. or a Subcontractor to such client(s) in a shared or leveraged environment; (i) any claim relating to the handling and processing of any and all immigration and employment related issues and requirements arising in connection with The Bank of New York Mellon, N.A. Personnel (whether located in the United

States or elsewhere); (j) any third party claim based on or arising out of negligence, fraud or willful acts or omissions of or by The Bank of New York Mellon, N.A. or The Bank of New York Mellon, N.A. Personnel with respect to the performance of the Services; (k) any claim initiated by an Affiliate or potential or actual Subcontractor of The Bank of New York Mellon, N.A. asserting rights in connection herewith; or (l) other claims as otherwise agreed by the Parties from time to time.

Each Party will indemnify, defend and hold harmless the other Party and its respective officers, directors, employees, agents, successors and assigns from any and all Losses arising from or in connection with any of the following, including Losses arising from or in connection with any third party claim or threatened third party claim: (a) the death or bodily injury of an agent, employee, customer, business invitee or business visitor or other person caused by the tortious or criminal conduct of the other Party; or (b) the damage, loss or destruction of real or tangible personal property caused by the tortious or criminal conduct of the other Party.

Section 8.02 of the Distribution Agreement between Registrant and BRIL:

The Distribution Agreement provides that the Trust agrees to indemnify, defend and hold harmless, BRIL, each of its directors, officers, principals, representatives, employees and each person, if any, who controls BRIL within the meaning of Section 15 of the 1933 Act (collectively, the “BRIL Indemnified Parties”) on an as-incurred basis from and against any and all losses, claims, damages or liabilities whatsoever (including any investigation, legal or other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted) (collectively, “Losses”) to which the BRIL Indemnified Parties become subject, arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Prospectus or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading and (ii) any breach of any representation, warranty or covenant made by the Trust in this Agreement; provided, however, that the Trust shall not be liable in any such case to the extent that any Loss arises out of or is based upon (A) an untrue statement or alleged untrue statement or omission or alleged omission made in the Prospectus about BRIL in reliance upon and in conformity with written information furnished to the Trust by BRIL expressly for use therein; (B) BRIL’s own willful misfeasance, willful misconduct or gross negligence or BRIL’s reckless disregard of its obligations under this Agreement or arising out of the failure of BRIL to deliver a current Prospectus; or (C) BRIL’s material breach of this Agreement.

The Distribution Agreement also provides that BRIL agrees to indemnify and hold harmless the Trust, each of its trustees, officers, employees and each person, if any, who controls the Trust within the meaning of Section 15 of the 1933 Act (collectively, the “Trust Indemnified Parties”) from and against any and all losses to which the Trust Indemnified Parties become subject, arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, in reliance upon and in conformity with written information furnished to the Trust by BRIL about BRIL expressly for use therein; (ii) any breach of any representation, warranty or covenant made by BRIL in the Distribution Agreement; and (iii) the actions or omissions of any person acting under the supervision of BRIL in providing services under the Distribution Agreement; provided, however, that BRIL shall not be liable in any such case to the extent that any loss arises out of or is based upon (A) the Trust’s own willful misfeasance, willful misconduct or gross negligence or the Trust’s reckless disregard of its obligations under the Distribution Agreement or (B) the Trust’s material breach of the Distribution Agreement.

The Authorized Participant Agreement:

The Authorized Participant Agreement provides that the Authorized Participant (the “Participant”) agrees to indemnify and hold harmless the Fund and its respective subsidiaries, affiliates, directors, officers, employees and agents, and each person, if any, who controls such persons within the meaning of Section 15 of the 1933 Act (each an “Indemnified Party”) from and against any loss, liability, cost and expense (including attorneys’ fees) incurred by such Indemnified Party as a result of (i) any breach by the Participant of any provision of the Authorized Participant Agreement that relates to the Participant; (ii) any failure on the part of the Participant to perform any of its obligations set forth in the Authorized Participant Agreement; (iii) any failure by the Participant to comply with applicable laws, including rules and regulations of self-regulatory organizations; or (iv) actions of such Indemnified Party in reliance upon any instructions issued in accordance with Annex II, III or IV (as each may be amended from time to time) of the Authorized Participant Agreement reasonably believed by the distributor and/or the transfer agent to be genuine and to have been given by the Participant.

Section 5.1 of the Fifth Amended and Restated Securities Lending Agency Agreement:

The Fifth Amended and Restated Securities Lending Agency Agreement provides that the Trust on behalf of each Fund agrees to indemnify BTC and to hold it harmless from and against any and all costs, expenses, damages, liabilities or claims (including reasonable fees and expenses of counsel) which BTC may sustain or incur or which may be asserted against BTC by reason of or as a result of any action taken or omitted by BTC in connection with or arising out of BTC’s operating under and in compliance with this Agreement, except those costs, expenses, damages, liabilities or claims arising out of BTC’s negligence, bad faith, willful misconduct, or reckless disregard of its obligations and duties hereunder. Actions taken or omitted in reasonable reliance upon Oral Instructions or Written Instructions, any Certificate, or upon any information, order, indenture, stock certificate, power of attorney, assignment, affidavit or other instrument reasonably believed by BTC to be genuine or bearing the signature of a person or persons reasonably believed by BTC to be genuine or bearing the signature of a person or persons reasonably believed to be authorized to sign, countersign or execute the same, shall be presumed to have been taken or omitted in good faith.

The Fifth Amended and Restated Securities Lending Agency Agreement also provides that BTC shall indemnify and hold harmless the Trust and each Fund, its Board of Trustees and its agents and BFA and any investment adviser for the Funds from any and all loss, liability, costs, damages, actions, and claims (“Loss”) to the extent that any such Loss arises out of the material breach of this Agreement by or negligent acts or omissions or willful misconduct of BTC, its officers, directors or employees or any of its agents or subcustodians in connection with the securities lending activities undertaken pursuant to this Agreement, provided that BTC’s indemnification obligation with respect to the acts or omissions of its subcustodians shall not exceed the indemnification provided by the applicable subcustodian to BTC.

The Participation Agreement:

The Form of Participation Agreement generally provides that each Investing Fund agrees to hold harmless and indemnify the iShares Funds, including any of their principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the iShares Funds, including any of their principals, directors or trustees, officers, employees and agents, to the extent such Claims result from (i) a violation or alleged violation by such Investing Fund of any provision of this Agreement or (ii) a violation or alleged violation by such Investing Fund of the terms and conditions of the iShares Order, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims.

The iShares Funds agree to hold harmless and indemnify an Investing Fund, including any of its directors or trustees, officers, employees and agents, against and from any Claims asserted against the Investing Fund, including any of its directors or trustees, officers, employees and agents, to the extent such Claims result from (i) a violation or alleged violation by the iShares Fund of any provision of this Agreement or (ii) a violation or alleged violation by the iShares Fund of the terms and conditions of the iShares Order, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no iShares Fund shall be liable for indemnifying any Investing Fund for any Claims resulting from violations that occur as a result of incomplete or inaccurate information provided by the Investing Fund to such iShares Fund pursuant to terms and conditions of the iShares Order or this Agreement.

Sublicense Agreements between the Registrant and BFA:

The Sublicense Agreements generally provide that the Trust shall indemnify and hold harmless BFA, its officers, employees, agents, successors, and assigns against all judgments, damages, costs or losses of any kind (including reasonable attorneys’ and experts’ fees) resulting from any claim, action or proceeding (collectively “claims”) that arises out of or relates to (a) the creation, marketing, advertising, selling, and operation of the Trust or interests therein, (b) any breach by BFA of its covenants, representations, and warranties under the “License Agreement” caused by the actions or inactions of the Trust, or (c) any violation of applicable laws (including, but not limited to, banking, commodities, and securities laws) arising out of the offer, sale, operation, or trading of the Trust or interests therein, except to the extent such claims result from the negligence, gross negligence or willful misconduct of BFA or an affiliate of BFA. The provisions of this section shall survive termination of this Sublicense Agreement.

Item 31. Business and Other Connections of the Investment Adviser:

The Trust is advised by BFA, an indirect wholly owned subsidiary of BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. BFA’s business is that of a registered investment adviser to certain open-end, management investment companies and various other institutional investors.

The directors and officers of BFA consist primarily of persons who during the past two years have been active in the investment management business. To the knowledge of the Registrant, except as set forth below, none of the directors or executive officers of BFA is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. Information as to the executive officers and directors of BFA is included in its Form ADV filed with the SEC (File No. 801-22609) and is incorporated herein by reference.

Director or Officer	Capacity with BFA	Principal Business(es) During Last Two Fiscal Years
DICKSON III, R. ANDREW	SECRETARY AND DIRECTOR	Managing Director and Corporate Secretary of BlackRock, Inc.

GOLDSTEIN, ROBERT LAWRENCE	CHIEF OPERATING OFFICER AND DIRECTOR	Senior Managing Director and Chief Operating Officer of BlackRock, Inc.

MATSUMOTO, PHILIPPE	TREASURER	Managing Director, Global Treasurer and Head of Corporate Insurance of BlackRock, Inc.

PARK, CHARLES CHOON SIK	CHIEF COMPLIANCE OFFICER	Managing Director of BlackRock, Inc. and Chief Compliance Officer of BlackRock’s registered investment companies

SMALL, MARTIN S.	CHIEF FINANCIAL OFFICER AND DIRECTOR	Senior Managing Director and Chief Financial Officer of BlackRock, Inc.

BIL acts as sub-adviser for a number of affiliated registered investment companies advised by BFA. The address of each of these registered investment companies is 400 Howard Street, San Francisco, CA 94105. The address of BIL is Exchange Place One, 1 Semple Street, Edinburgh, EH3 8BL, United Kingdom. To the knowledge of the Registrant, except as set forth below, none of the directors or executive officers of BIL is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. Information as to the executive officers and directors of BIL is included in its Form ADV filed with the SEC (File No. 801-51087) and is incorporated herein by reference.

Director or Officer	Capacity with BIL	Principal Business(es) During Last Two Fiscal Years
CHARRINGTON, NICHOLAS JAMES	DIRECTOR	Senior Adviser and Non-Executive Chairman of EMEA of BlackRock, Inc., Non-Executive Director of BlackRock Group Limited BlackRock Investment Management (UK) Limited, BlackRock Advisors (UK) Limited and BIL (collectively, the “Joint Boards”)

CLAUSEN, CHRISTIAN	DIRECTOR	Senior Advisor of BlackRock, Inc.

DE FREITAS, ELEANOR JUDITH	DIRECTOR	Managing Director of BlackRock, Inc.

FISHWICK, JAMES EDWARD	DIRECTOR	Managing Director of BlackRock, Inc.

ARCHIBALD, ARTHUR, BENJAMIN	GENERAL COUNSEL	Managing Director of BlackRock, Inc.

LORD, RACHEL	CHIEF EXECUTIVE OFFICER AND DIRECTOR	Senior Managing Director of BlackRock, Inc.

GIBSON, NICHOLAS, JOHN	CHIEF COMPLIANCE OFFICER	Managing Director of BlackRock, Inc.

MULLIN, STACEY JANE	CHIEF OPERATING OFFICER AND DIRECTOR	Managing Director of BlackRock, Inc.

MCDONALD, COLIN, ALISTAIR	CHIEF FINANCIAL OFFICER	Managing Director of BlackRock, Inc., Director of BlackRock Inc.

YOUNG, MARGARET ANNE	DIRECTOR	Non-Executive Director of the Joint Boards

Item 32. Principal Underwriters:

(a)

Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

BRIL, the distributor of certain funds, acts as the principal underwriter or placement agent, as applicable, for each of the following open-end registered investment companies including certain funds of the Registrant:

BlackRock Advantage Global Fund, Inc.	BlackRock Liquidity Funds
BlackRock Advantage SMID Cap Fund, Inc.	BlackRock Mid-Cap Value Series, Inc.
BlackRock Allocation Target Shares	BlackRock Multi-State Municipal Series Trust
BlackRock Bond Fund, Inc.	BlackRock Municipal Bond Fund, Inc.
BlackRock California Municipal Series Trust	BlackRock Municipal Series Trust
BlackRock Capital Appreciation Fund, Inc.	BlackRock Natural Resources Trust
BlackRock Emerging Markets Fund, Inc.	BlackRock Series Fund, Inc.
BlackRock Equity Dividend Fund	BlackRock Series Fund II, Inc.
BlackRock ETF Trust	BlackRock Series, Inc.
BlackRock ETF Trust II	BlackRock Strategic Global Bond Fund, Inc.
BlackRock EuroFund	BlackRock Sustainable Balanced Fund, Inc.
BlackRock Financial Institutions Series Trust	BlackRock Unconstrained Equity Fund
BlackRock FundsSM	BlackRock Variable Series Funds, Inc.
BlackRock Funds II	BlackRock Variable Series Funds II, Inc.
BlackRock Funds III	iShares, Inc.
BlackRock Funds IV	iShares U.S. ETF Trust
BlackRock Funds V	Managed Account Series
BlackRock Funds VI	Managed Account Series II
BlackRock Funds VII, Inc.	Master Bond LLC
BlackRock Global Allocation Fund, Inc.	Master Investment Portfolio
BlackRock Index Funds, Inc.	Master Investment Portfolio II
BlackRock Large Cap Focus Growth Fund, Inc.	Quantitative Master Series LLC
BlackRock Large Cap Focus Value Fund, Inc.
BlackRock Large Cap Series Funds, Inc.

BRIL also acts as the distributor or placement agent for the following closed-end registered investment companies:

BlackRock Alpha Strategies Fund
BlackRock Core Bond Trust
BlackRock Corporate High Yield Fund, Inc.
BlackRock Credit Strategies Fund
BlackRock Debt Strategies Fund, Inc.
BlackRock Enhanced Equity Dividend Trust
BlackRock Floating Rate Income Trust
BlackRock Health Sciences Trust
BlackRock Income Trust, Inc.
BlackRock Investment Quality Municipal Trust, Inc.
BlackRock Limited Duration Income Trust
BlackRock Multi-Sector Income Trust
BlackRock MuniAssets Fund, Inc.
BlackRock Municipal Income Trust
BlackRock Municipal Income Trust II
BlackRock Private Investments Fund
BlackRock Science and Technology Trust
BlackRock Taxable Municipal Bond Trust
BlackRock Utilities, Infrastructure & Power Opportunities Trust

BRIL provides numerous financial services to BlackRock-advised funds and is the distributor of BlackRock’s open-end funds. These services include coordinating and executing Authorized Participation Agreements, preparing, reviewing and providing advice with respect to all sales literature and responding to Financial Industry Regulatory Authority comments on marketing materials.

(b)	Set forth below is information concerning each director and officer of BRIL. The principal business address for each such person is 50 Hudson Yards, New York, NY 10001.

Name	Position(s) and Office(s) with BRIL	Position(s) and Office(s) with Registrant
Christopher Meade	Chief Legal Officer, General Counsel and Senior Managing Director	None
Lauren Bradley	Chief Financial Officer and Vice President	None
Gregory Rosta	Chief Compliance Officer and Director	None
Jon Maro	Chief Executive Officer and Director	None
Cynthia Rzomp	Chief Operating Officer	None
Andrew Dickson	Secretary and Managing Director	None
Terri Slane	Assistant Secretary and Director	None
Anne Ackerley	Member, Board of Managers, and Managing Director	None
Michael Bishopp	Managing Director	None
Samara Cohen	Managing Director	None
Jonathan Diorio	Managing Director	None
Lisa Hill	Managing Director	None
Brendan Kyne	Managing Director	None
Martin Small	Member, Board of Managers, and Managing Director	None
Jonathan Steel	Managing Director	None
Ariana Brown	Director	None
Chris Nugent	Director	None
Lourdes Sanchez	Vice President	None
Lisa Belle	Anti-Money Laundering Officer	Anti-Money Laundering Compliance Officer
Gerald Pucci	Member, Board of Managers	None
Philip Vasan	Member, Board of Managers	None

(c)	Not applicable.

Item 33. Location of Accounts and Records:

(a)

The Trust maintains accounts, books and other documents required by Section 31(a) of the 1940 Act and the rules thereunder (collectively, the “Records”) at the offices of BlackRock, 60 State Street, Boston, MA 02109.

(b)	BFA and/or its affiliates maintains all Records relating to its services as investment adviser at 400 Howard Street, San Francisco, CA 94105.

(c)	BRIL maintains all Records relating to its services as distributor of certain Funds at 1 University Square Drive, Princeton, NJ 08540.

(d)

State Street maintains all Records relating to its services as transfer agent at 1 Heritage Drive, North Quincy, MA 02171. State Street maintains all Records relating to its services as fund accountant and custodian at 1 Congress Street, Suite 1, Boston, MA 02114-2016. Citibank, N.A. maintains all Records relating to its services as fund accountant and custodian at 388 Greenwich Street, New York, NY 10013. JPMorgan Chase Bank, N.A. maintains all Records relating to its services as fund accountant and custodian at 383 Madison Avenue, 11th Floor, New York, NY 10179. The Bank of New York Mellon maintains all Records relating to its services as fund accountant and custodian at 240 Greenwich Street, New York, NY 10286.

(e)	BlackRock International Limited maintains all Records relating to its functions as current or former sub-adviser at Exchange Place One, 1 Semple Street, Edinburgh, EH3 8BL, United Kingdom.

Item 34. Management Services:

Not applicable.

Item 35. Undertakings:

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 2,749 to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of San Francisco and the State of California on the 25th day of June, 2024.

iSHARES TRUST

By:
Jessica Tan*
President
Date:	June 25, 2024

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 2,749 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Stephen Cohen*
Trustee
Date:	June 25, 2024

John E. Martinez*
Trustee
Date:	June 25, 2024

Cecilia H. Herbert*
Trustee
Date:	June 25, 2024

John E. Kerrigan*
Trustee
Date:	June 25, 2024

Robert S. Kapito*
Trustee
Date:	June 25, 2024

Madhav V. Rajan*
Trustee
Date:	June 25, 2024

Jane D. Carlin*
Trustee
Date:	June 25, 2024

Drew E. Lawton*
Trustee
Date:	June 25, 2024

Richard L. Fagnani*
Trustee
Date:	June 25, 2024

James Lam**
Trustee
Date:	June 25, 2024

Laura F. Fergerson**
Trustee
Date:	June 25, 2024

/s/ Trent W. Walker
Trent W. Walker*
Treasurer and Chief Financial Officer
Date:	June 25, 2024

/s/ Trent W. Walker
*	By: Trent W. Walker
Attorney-in-fact
Date:	June 25, 2024

*

Powers of Attorney, each dated March 5, 2024, for Jessica Tan, Stephen Cohen, Jane D. Carlin, Cecilia H. Herbert, John E. Kerrigan, John E. Martinez, Madhav V. Rajan, Robert S. Kapito, Drew E. Lawton, Richard L. Fagnani and Trent W. Walker are incorporated herein by reference to PEA No. 2,713.

**	Powers of Attorney, each dated April 8, 2024, for James Lam and Laura F. Fergerson are incorporated herein by reference to PEA No. 2,726.

Exhibit Index

(i)	Legal Opinion and Consent of Richards, Layton & Finger, P.A.
(j)	Consent of PricewaterhouseCoopers LLP.